UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

BRIGHTHOUSE FUNDS TRUST I

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor c/o Brighthouse Investment Advisers, LLC One Financial Center Boston, MA 02111	Brian McCabe, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 through June 30, 2017

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by AllianceBerstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class B shares of the AB Global Dynamic Allocation Portfolio returned 7.19%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.27%.

MARKET ENVIRONMENT / CONDITIONS

Global equities advanced considerably during the six-month period ended June 30, 2017 (in U.S. dollar terms). Stocks in emerging markets led the rally, followed by non-U.S. and U.S. equities, both of which delivered strong relative returns.

In fixed-income markets, global bonds generally outperformed (bond yields move inversely to price). Emerging market local-currency government bonds rebounded over the period, outperforming the positive returns of investment-grade credit and developed-market treasuries, but trailing the rally of global high yield. Developed-market treasury yields moved in differing directions. In Japan, the U.K. and Europe rates generally rose, while Australian rates fell across the board. In the U.S. and Canada, shorter maturity rates rose, while rates at the long end moved downward.

During the period, investors focused on moderate, but steady global economic expansion and generally subdued inflation. Investors also welcomed robust corporate earnings, and a U.S. economy that appeared to be doing well without additional fiscal stimulus—which helped offset concerns that political turmoil would stall U.S. President Donald Trump’s pro-growth agenda. Meanwhile, the Eurozone’s recovery continued to strengthen and broaden, despite Brexit (the U.K.’s exit from the European Union) negotiations adding uncertainty to the region. However, the French election result, with a strong, moderate pro-reform government led by President Emmanuel Macron, helped eased political risk substantially. Emerging markets rallied, helped by a weaker U.S. dollar and a positive global growth story.

Central bank posturing also reflected an improving economic landscape that could lead to a withdrawal of relaxed monetary policies. Despite the European Central Bank’s easing bias and an easily digested second rate hike from the U.S. Federal Reserve, rates climbed towards the end of the period as a number of central bankers began to communicate that monetary-policy normalization was on the horizon.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s objective is to provide long term growth by participating in up markets and by mitigating the downside. We aim to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, the Portfolio should capture potential return opportunities and manage risk. The strategic allocation is a growth-oriented portfolio with approximately 60% invested in a global mix of equities across capitalization ranges and including real estate, and 40% invested in a mix of global sovereign and high quality corporate bonds.

The Portfolio slightly underperformed its benchmark, the Dow Jones Moderate Index, for the six-month period ending on June 30, 2017. During this time period the Portfolio’s overweight to U.S. and International equities were the main contributors to performance. Though the Portfolio carried an opportunistic overweight to Emerging Market equities, its relative underweight versus the Dow Jones Moderate Index detracted from performance, as did its underweight to U.S. Mid Cap equities. Currency decisions, primarily an underweight to the U.S. Dollar, were additive to performance over the period.

For the entirety of the first half of 2017, the Portfolio held a modest overweight to riskier assets, with global equity holdings in excess of strategic asset allocation weights. This overweight was concentrated in Europe as well as Emerging markets and was primarily supported by accommodative global monetary policies, a solid economic outlook, and strong corporate balance sheets. In addition, we believed that volatility would remain low given more globally balanced economic growth. While volatility has been extremely low for the entire period, which could imply a more substantial overweight to equities, our return outlook has become extremely muted, albeit positive. This close to normal return view coupled with low volatility supports a modest overweight but does not justify, in our view, a more substantial overweight driven by risk alone. Compared to the Dow Jones Moderate Index, the first quarter was quite challenging for the strategy primarily driven by underweights both to Emerging Market and U.S. Small Cap Equities, as both asset classes posted strong returns. Early in the second quarter, as we neared the French election, the team decided to trim its European overweight to neutral, as we believed there was a possibility for a market-unfriendly outcome, focused specifically on European equities which to that point had been strong outperformers. When that near-term risk had subsided, we resumed our overweight position for the remainder of the second quarter. The second quarter was a stronger period for the Portfolio, driven primarily by overweight positions in both U.S. and non-U.S. large cap equities. In currency management, we remained underweight the U.S. Dollar for the period, preferring instead to take currency overweight positions in the euro and yen.

The Portfolio utilized equity futures, fixed income futures, currency forwards, exchange-traded funds and total return swaps for both hedging and investment purposes. Equity options were used for hedging and investing purposes. Credit default swaps and commodity futures were used for investment purposes. The Portfolio utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit, and currency risk, to hedge positions and to provide efficient exposure. All derivatives performed in line with the manager’s expectations over the period.

We ended the period overweight to risk assets. At period end, the Portfolio held an overweight to all equity regions with the exception of U.S. large cap stocks and Developed Asia ex-Japan. The Portfolio

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by AllianceBerstein L.P.

Portfolio Manager Commentary*—(Continued)

was close to neutral to global real estate investment trusts for diversification. The Portfolio was also underweight sovereign bonds, but had extended bond durations to maintain diversification. The Portfolio continued to hold an overweight to the euro and yen at the expense primarily of the U.S. and Australian dollars.

Daniel Loewy

Vadim Zlotnikov

Brian Brugman

Portfolio Managers

AllianceBerstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
AB Global Dynamic Allocation Portfolio
Class B	7.19	7.00	7.14	6.12
Dow Jones Moderate Index	7.27	10.35	7.87	6.18

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Equity Sectors

% of Net Assets
Financials	17.2
Information Technology	7.8
Health Care	7.1
Industrials	7.0
Consumer Discretionary	6.9

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	19.9
Foreign Government	8.2

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class B(a)	Actual	0.87%	$1,000.00	$1,071.90	$4.47
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—58.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Airbus SE	59,429	$4,896,748
Arconic, Inc.	28,950	655,717
BAE Systems plc	325,715	2,691,369
Boeing Co. (The)	41,125	8,132,469
Cobham plc	245,124	414,652
Dassault Aviation S.A.	254	355,008
Elbit Systems, Ltd.	2,428	299,761
General Dynamics Corp.	19,330	3,829,273
L3 Technologies, Inc.	5,185	866,310
Leonardo S.p.A.	41,490	693,058
Lockheed Martin Corp.	17,345	4,815,145
Meggitt plc	79,525	494,716
Northrop Grumman Corp.	12,025	3,086,938
Raytheon Co.	19,815	3,199,726
Rockwell Collins, Inc.	8,635	907,366
Rolls-Royce Holdings plc (a)	187,000	2,173,230
Safran S.A.	32,066	2,941,283
Singapore Technologies Engineering, Ltd.	160,000	427,697
Textron, Inc.	17,880	842,148
Thales S.A.	10,852	1,169,177
TransDigm Group, Inc.	3,602	968,470
United Technologies Corp.	51,425	6,279,507
Zodiac Aerospace	20,967	570,152

		50,709,920

Air Freight & Logistics—0.3%
Bollore S.A.	88,425	402,682
C.H. Robinson Worldwide, Inc. (c)	9,460	649,713
Deutsche Post AG	101,776	3,819,039
Expeditors International of Washington, Inc.	12,005	678,042
FedEx Corp.	16,910	3,675,050
Royal Mail plc	92,267	506,490
United Parcel Service, Inc. - Class B	45,600	5,042,904
Yamato Holdings Co., Ltd.	35,845	728,065

		15,501,985

Airlines—0.3%
Alaska Air Group, Inc.	8,203	736,301
American Airlines Group, Inc.	39,821	2,003,793
ANA Holdings, Inc.	117,656	409,195
Delta Air Lines, Inc.	51,351	2,759,603
Deutsche Lufthansa AG	23,975	547,467
easyJet plc	16,275	288,179
International Consolidated Airlines Group S.A. - Class DI	65,216	518,605
Japan Airlines Co., Ltd.	12,261	379,308
Qantas Airways, Ltd.	46,907	206,489
Ryanair Holdings plc (ADR) (a)	2,174	233,944
Singapore Airlines, Ltd.	55,300	406,576
Southwest Airlines Co.	42,085	2,615,162
United Continental Holdings, Inc. (a)	22,191	1,669,873

		12,774,495

Auto Components—0.4%
Aisin Seiki Co., Ltd.	18,126	929,605
BorgWarner, Inc.	14,440	611,678

Auto Components—(Continued)
Bridgestone Corp.	66,687	2,879,690
Cie Generale des Etablissements Michelin	17,538	2,331,653
Continental AG	11,278	2,433,881
Delphi Automotive plc	18,321	1,605,836
Denso Corp.	48,845	2,067,197
GKN plc	175,777	747,171
Goodyear Tire & Rubber Co. (The)	17,590	614,946
Koito Manufacturing Co., Ltd.	11,539	596,049
NGK Spark Plug Co., Ltd.	17,188	366,929
NOK Corp.	9,875	209,204
Nokian Renkaat Oyj	11,840	490,608
Stanley Electric Co., Ltd.	14,492	438,302
Sumitomo Electric Industries, Ltd.	77,324	1,193,245
Sumitomo Rubber Industries, Ltd.	18,877	319,242
Toyoda Gosei Co., Ltd.	6,645	158,914
Toyota Industries Corp.	16,726	882,407
Valeo S.A.	24,517	1,663,069
Yokohama Rubber Co., Ltd. (The)	12,167	244,795

		20,784,421

Automobiles—1.0%
Bayerische Motoren Werke AG	33,944	3,159,395
Daimler AG	98,711	7,160,847
Ferrari NV	12,534	1,080,061
Fiat Chrysler Automobiles NV (a)	109,652	1,156,726
Ford Motor Co.	257,495	2,881,369
General Motors Co.	92,813	3,241,958
Harley-Davidson, Inc.	12,075	652,291
Honda Motor Co., Ltd.	176,421	4,820,362
Isuzu Motors, Ltd.	56,537	699,265
Mazda Motor Corp.	58,424	817,653
Mitsubishi Motors Corp.	68,752	454,323
Nissan Motor Co., Ltd.	237,987	2,372,620
Peugeot S.A.	49,808	994,272
Renault S.A.	18,191	1,650,176
Subaru Corp.	63,084	2,132,263
Suzuki Motor Corp.	35,236	1,674,617
Toyota Motor Corp.	267,616	14,037,772
Volkswagen AG	3,343	519,155
Yamaha Motor Co., Ltd.	28,781	744,131

		50,249,256

Banks—5.4%
ABN AMRO Group NV (144A)	29,006	775,092
Aozora Bank, Ltd.	121,269	462,486
Australia & New Zealand Banking Group, Ltd.	301,000	6,634,571
Banco Bilbao Vizcaya Argentaria S.A.	685,670	5,730,710
Banco de Sabadell S.A.	546,974	1,119,594
Banco Espirito Santo S.A. (a) (b) (d)	169,954	0
Banco Santander S.A.	1,494,969	9,952,999
Bank Hapoalim B.M.	109,371	737,210
Bank Leumi Le-Israel B.M.	148,326	720,296
Bank of America Corp.	682,208	16,550,366
Bank of East Asia, Ltd. (The)	123,600	531,495
Bank of Ireland (a)	2,820,177	746,027
Bank of Kyoto, Ltd. (The)	30,632	289,541

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Bank of Queensland, Ltd.	39,380	$346,141
Bankia S.A.	116,805	565,058
Bankinter S.A.	69,113	639,543
Barclays plc	1,739,285	4,602,695
BB&T Corp.	53,545	2,431,478
Bendigo & Adelaide Bank, Ltd.	48,049	410,047
BNP Paribas S.A.	115,058	8,368,385
BOC Hong Kong Holdings, Ltd.	379,300	1,818,270
CaixaBank S.A.	367,927	1,761,121
Chiba Bank, Ltd. (The)	71,806	522,110
Chugoku Bank, Ltd. (The)	16,425	246,101
Citigroup, Inc.	194,771	13,026,284
Citizens Financial Group, Inc.	34,854	1,243,591
Comerica, Inc.	11,455	838,964
Commerzbank AG (a)	109,132	1,307,014
Commonwealth Bank of Australia	176,659	11,244,399
Concordia Financial Group, Ltd.	126,671	641,550
Credit Agricole S.A.	116,712	1,897,651
Danske Bank A/S	75,637	2,919,715
DBS Group Holdings, Ltd.	182,900	2,755,549
DNB ASA	100,190	1,709,906
Erste Group Bank AG (a)	30,844	1,183,120
Fifth Third Bancorp	51,735	1,343,041
Fukuoka Financial Group, Inc.	78,326	373,106
Hachijuni Bank, Ltd. (The)	41,338	263,194
Hang Seng Bank, Ltd.	78,400	1,639,872
Hiroshima Bank, Ltd. (The)	50,340	223,740
HSBC Holdings plc	2,036,313	18,901,192
Huntington Bancshares, Inc.	52,455	709,192
ING Groep NV	397,627	6,915,502
Intesa Sanpaolo S.p.A.	1,300,745	4,149,536
Intesa Sanpaolo S.p.A. - Risparmio Shares	95,598	284,920
Japan Post Bank Co., Ltd.	41,622	533,412
JPMorgan Chase & Co.	242,500	22,164,500
KBC Groep NV	25,718	1,952,283
KeyCorp	55,120	1,032,949
Kyushu Financial Group, Inc.	35,628	225,526
Lloyds Banking Group plc	7,326,015	6,323,280
M&T Bank Corp.	10,495	1,699,665
Mebuki Financial Group, Inc.	102,744	383,007
Mediobanca S.p.A.	58,176	577,253
Mitsubishi UFJ Financial Group, Inc.	1,234,692	8,326,294
Mizrahi Tefahot Bank, Ltd.	14,234	259,056
Mizuho Financial Group, Inc.	2,472,453	4,531,254
National Australia Bank, Ltd.	274,282	6,238,229
Natixis S.A.	96,483	654,278
Nordea Bank AB	311,398	3,973,824
Oversea-Chinese Banking Corp., Ltd.	322,400	2,526,944
People’s United Financial, Inc.	20,495	361,942
PNC Financial Services Group, Inc. (The)	33,135	4,137,567
Raiffeisen Bank International AG (a)	15,175	384,052
Regions Financial Corp.	85,015	1,244,620
Resona Holdings, Inc.	226,353	1,250,805
Royal Bank of Scotland Group plc (a)	363,632	1,171,837
Seven Bank, Ltd.	60,420	216,658
Shinsei Bank, Ltd.	169,177	295,951
Shizuoka Bank, Ltd. (The)	52,910	479,294

Banks—(Continued)
Skandinaviska Enskilda Banken AB - Class A	155,728	1,890,285
Societe Generale S.A.	78,666	4,277,128
Standard Chartered plc (a)	336,743	3,415,702
Sumitomo Mitsui Financial Group, Inc.	137,720	5,387,710
Sumitomo Mitsui Trust Holdings, Inc.	34,016	1,220,343
SunTrust Banks, Inc.	33,300	1,888,776
Suruga Bank, Ltd.	17,928	435,645
Svenska Handelsbanken AB - A Shares	156,561	2,248,173
Swedbank AB - A Shares	92,842	2,264,694
U.S. Bancorp	107,835	5,598,793
UniCredit S.p.A. (a)	205,204	3,869,575
United Overseas Bank, Ltd.	135,100	2,269,815
Wells Fargo & Co. (e)	305,210	16,911,686
Westpac Banking Corp.	344,117	8,031,546
Yamaguchi Financial Group, Inc.	20,431	247,330
Zions Bancorp	13,460	591,029

		271,025,084

Beverages—1.2%
Anheuser-Busch InBev S.A.	78,116	8,643,936
Asahi Group Holdings, Ltd.	39,662	1,493,261
Brown-Forman Corp. - Class B	13,254	644,144
Carlsberg A/S - Class B	10,967	1,174,020
Coca-Cola Amatil, Ltd.	58,081	411,661
Coca-Cola Bottlers Japan, Inc.	12,687	367,376
Coca-Cola Co. (The) (e)	257,410	11,544,838
Coca-Cola European Partners plc	22,286	905,119
Coca-Cola HBC AG (a)	18,648	548,563
Constellation Brands, Inc. - Class A	11,675	2,261,798
Diageo plc	258,098	7,629,732
Dr Pepper Snapple Group, Inc.	12,340	1,124,297
Heineken Holding NV	10,345	950,751
Heineken NV	23,621	2,301,129
Kirin Holdings Co., Ltd.	89,017	1,815,067
Molson Coors Brewing Co. - Class B	12,105	1,045,146
Monster Beverage Corp. (a)	29,940	1,487,419
PepsiCo, Inc.	95,525	11,032,182
Pernod-Ricard S.A.	21,769	2,918,295
Remy Cointreau S.A.	2,302	268,995
Suntory Beverage & Food, Ltd.	14,256	663,204
Treasury Wine Estates, Ltd.	75,673	764,777

		59,995,710

Biotechnology—1.1%
AbbVie, Inc.	106,392	7,714,484
Alexion Pharmaceuticals, Inc. (a)	14,900	1,812,883
Amgen, Inc.	49,683	8,556,903
Biogen, Inc. (a)	14,530	3,942,861
Celgene Corp. (a)	51,640	6,706,487
CSL, Ltd.	46,690	4,961,131
Genmab A/S (a)	5,878	1,258,404
Gilead Sciences, Inc.	90,343	6,394,478
Grifols S.A.	30,581	852,837
Incyte Corp. (a)	11,933	1,502,484
Regeneron Pharmaceuticals, Inc. (a)	5,241	2,574,065
Shire plc	92,740	5,109,468

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Vertex Pharmaceuticals, Inc. (a)	16,267	$2,096,328

		53,482,813

Building Products—0.3%
Allegion plc	6,301	511,137
Asahi Glass Co., Ltd.	20,682	872,831
Assa Abloy AB - Class B	102,755	2,258,743
Cie de St-Gobain	51,235	2,740,819
Daikin Industries, Ltd.	25,543	2,612,345
Fortune Brands Home & Security, Inc.	10,227	667,209
Geberit AG	3,798	1,772,961
Johnson Controls International plc	62,484	2,709,306
LIXIL Group Corp.	27,280	682,994
Masco Corp.	21,975	839,665
TOTO, Ltd.	14,500	554,854

		16,222,864

Capital Markets—1.5%
3i Group plc	99,731	1,174,207
Aberdeen Asset Management plc	93,561	368,591
Affiliated Managers Group, Inc.	3,605	597,925
Ameriprise Financial, Inc.	11,115	1,414,828
ASX, Ltd.	19,893	819,701
Bank of New York Mellon Corp. (The)	70,985	3,621,655
BlackRock, Inc. (c)	8,410	3,552,468
CBOE Holdings, Inc.	6,217	568,234
Charles Schwab Corp. (The)	79,345	3,408,661
CME Group, Inc.	22,385	2,803,497
Credit Suisse Group AG (a)	238,561	3,456,582
Daiwa Securities Group, Inc.	170,377	1,012,355
Deutsche Bank AG	212,103	3,766,587
Deutsche Boerse AG	19,787	2,092,501
E*Trade Financial Corp. (a)	18,615	707,928
Franklin Resources, Inc.	24,641	1,103,670
Goldman Sachs Group, Inc. (The)	25,950	5,758,305
Hargreaves Lansdown plc	26,885	456,193
Hong Kong Exchanges and Clearing, Ltd.	119,300	3,084,402
Intercontinental Exchange, Inc.	39,680	2,615,706
Invesco, Ltd.	27,420	964,910
Investec plc	67,365	503,424
Japan Exchange Group, Inc.	53,476	971,371
Julius Baer Group, Ltd. (a)	22,945	1,209,245
London Stock Exchange Group plc	32,322	1,536,193
Macquarie Group, Ltd.	33,148	2,254,892
Moody’s Corp.	11,225	1,365,858
Morgan Stanley	100,860	4,494,322
Nasdaq, Inc.	7,570	541,179
Nomura Holdings, Inc.	372,291	2,240,539
Northern Trust Corp.	14,190	1,379,410
Partners Group Holding AG	1,780	1,103,567
Raymond James Financial, Inc.	8,749	701,845
S&P Global, Inc.	17,515	2,557,015
SBI Holdings, Inc.	20,720	281,314
Schroders plc	12,745	515,490
Singapore Exchange, Ltd.	81,700	435,671
State Street Corp.	26,390	2,367,975

Capital Markets—(Continued)
T. Rowe Price Group, Inc.	16,390	1,216,302
UBS Group AG (a)	375,056	6,366,820

		75,391,338

Chemicals—1.6%
Air Liquide S.A.	39,870	4,954,750
Air Products & Chemicals, Inc.	12,845	1,837,606
Air Water, Inc.	15,152	279,265
Akzo Nobel NV	25,853	2,244,323
Albemarle Corp.	7,488	790,283
Arkema S.A.	6,993	746,738
Asahi Kasei Corp.	129,415	1,394,081
BASF SE	94,162	8,752,738
CF Industries Holdings, Inc.	15,300	427,788
Chr Hansen Holding A/S	10,138	737,207
Covestro AG (144A)	9,342	674,591
Croda International plc	13,456	681,186
Daicel Corp.	28,442	354,579
Dow Chemical Co. (The)	73,740	4,650,782
E.I. du Pont de Nemours & Co.	57,555	4,645,264
Eastman Chemical Co.	9,780	821,422
Ecolab, Inc.	17,645	2,342,374
EMS-Chemie Holding AG	845	625,058
Evonik Industries AG	16,749	535,388
FMC Corp.	8,740	638,457
Frutarom Industries, Ltd.	3,975	278,058
Givaudan S.A.	947	1,895,093
Hitachi Chemical Co., Ltd.	10,769	321,927
Incitec Pivot, Ltd.	171,108	449,819
International Flavors & Fragrances, Inc.	5,285	713,475
Israel Chemicals, Ltd.	52,341	246,681
Johnson Matthey plc	19,886	743,847
JSR Corp.	19,815	342,141
K&S AG (c)	19,738	505,870
Kaneka Corp.	28,705	219,161
Kansai Paint Co., Ltd.	20,962	483,052
Koninklijke DSM NV	18,600	1,358,870
Kuraray Co., Ltd.	36,380	660,954
LANXESS AG	9,383	710,601
Linde AG	19,042	3,616,955
LyondellBasell Industries NV - Class A	22,871	1,930,084
Mitsubishi Chemical Holdings Corp.	146,702	1,218,329
Mitsubishi Gas Chemical Co., Inc.	18,675	395,829
Mitsui Chemicals, Inc.	94,298	500,646
Monsanto Co.	29,080	3,441,909
Mosaic Co. (The)	23,280	531,482
Nippon Paint Holdings Co., Ltd.	16,680	632,866
Nissan Chemical Industries, Ltd.	12,668	419,043
Nitto Denko Corp.	16,923	1,396,022
Novozymes A/S - B Shares	23,644	1,035,441
Orica, Ltd.	38,565	612,225
PPG Industries, Inc.	17,590	1,934,196
Praxair, Inc.	18,825	2,495,254
Sherwin-Williams Co. (The)	5,260	1,846,050
Shin-Etsu Chemical Co., Ltd.	39,870	3,621,869
Sika AG	221	1,422,682

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Solvay S.A.	7,598	$1,020,172
Sumitomo Chemical Co., Ltd.	161,229	930,007
Symrise AG	12,657	896,792
Taiyo Nippon Sanso Corp.	13,268	149,390
Teijin, Ltd.	19,289	371,489
Toray Industries, Inc.	150,532	1,261,105
Tosoh Corp.	59,988	616,858
Umicore S.A.	9,760	679,996
Yara International ASA	18,269	686,663

		80,726,783

Commercial Services & Supplies—0.2%
Babcock International Group plc	25,916	297,459
Brambles, Ltd.	162,860	1,217,976
Cintas Corp.	5,830	734,813
Dai Nippon Printing Co., Ltd.	54,416	605,592
Edenred	22,759	594,062
G4S plc	159,068	676,791
ISS A/S	17,131	674,415
Park24 Co., Ltd.	11,275	286,338
Republic Services, Inc.	15,685	999,605
Secom Co., Ltd.	21,525	1,635,467
Securitas AB - B Shares	32,179	543,930
Societe BIC S.A.	2,943	349,286
Sohgo Security Services Co., Ltd.	7,407	333,889
Stericycle, Inc. (a)	5,615	428,537
Toppan Printing Co., Ltd.	53,874	591,861
Waste Management, Inc.	27,335	2,005,022

		11,975,043

Communications Equipment—0.4%
Cisco Systems, Inc. (e)	332,400	10,404,120
F5 Networks, Inc. (a)	4,585	582,570
Harris Corp.	8,190	893,365
Juniper Networks, Inc.	23,220	647,374
Motorola Solutions, Inc.	10,500	910,770
Nokia Oyj	598,307	3,677,130
Telefonaktiebolaget LM Ericsson - B Shares	314,671	2,269,542

		19,384,871

Construction & Engineering—0.3%
ACS Actividades de Construccion y Servicios S.A.	24,195	935,837
Boskalis Westminster	9,381	304,815
Bouygues S.A.	21,831	921,598
CIMIC Group, Ltd.	9,985	297,786
Eiffage S.A.	7,536	685,394
Ferrovial S.A.	49,708	1,104,874
Fluor Corp.	9,095	416,369
HOCHTIEF AG	1,990	364,872
Jacobs Engineering Group, Inc.	8,050	437,840
JGC Corp.	21,182	344,014
Kajima Corp.	92,135	778,006
Obayashi Corp.	66,571	783,587
Quanta Services, Inc. (a)	9,885	325,414

Construction & Engineering—(Continued)
Shimizu Corp.	56,614	601,024
Skanska AB - B Shares	34,904	830,609
Taisei Corp.	105,807	966,902
Vinci S.A.	51,413	4,391,708

		14,490,649

Construction Materials—0.2%
Boral, Ltd.	119,191	636,721
CRH plc	85,371	3,029,036
Fletcher Building, Ltd.	70,559	413,715
HeidelbergCement AG	15,257	1,476,340
Imerys S.A.	3,701	322,203
James Hardie Industries plc	45,195	712,149
LafargeHolcim, Ltd. (a)	46,665	2,680,757
Martin Marietta Materials, Inc.	4,312	959,765
Taiheiyo Cement Corp.	123,825	452,280
Vulcan Materials Co.	8,850	1,121,118

		11,804,084

Consumer Finance—0.3%
Acom Co., Ltd. (a)	40,470	185,054
AEON Financial Service Co., Ltd.	11,647	247,014
American Express Co.	54,080	4,555,699
Capital One Financial Corp.	34,865	2,880,546
Credit Saison Co., Ltd.	16,160	316,217
Discover Financial Services	27,285	1,696,854
Navient Corp.	22,635	376,873
Provident Financial plc	15,150	480,359
Synchrony Financial	55,087	1,642,694

		12,381,310

Containers & Packaging—0.1%
Amcor, Ltd.	118,731	1,479,319
Avery Dennison Corp.	5,900	521,383
Ball Corp.	18,740	791,015
International Paper Co.	27,135	1,536,112
Sealed Air Corp.	12,895	577,180
Toyo Seikan Group Holdings, Ltd.	16,596	280,665
WestRock Co.	16,695	945,939

		6,131,613

Distributors—0.0%
Genuine Parts Co.	9,915	919,715
Jardine Cycle & Carriage, Ltd.	10,200	328,697
LKQ Corp. (a)	20,132	663,349

		1,911,761

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	7,353	278,007
H&R Block, Inc.	15,555	480,805

		758,812

Diversified Financial Services—0.6%
AMP, Ltd.	303,224	1,208,378

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—(Continued)
Berkshire Hathaway, Inc. - Class B (a) (e)	123,824	$20,972,071
Challenger, Ltd.	58,607	600,929
Eurazeo S.A.	4,502	337,888
EXOR NV	11,193	609,075
First Pacific Co., Ltd.	219,700	162,087
Groupe Bruxelles Lambert S.A.	8,296	799,577
Industrivarden AB - C Shares	16,859	404,358
Investor AB - B Shares	46,696	2,258,739
Kinnevik AB - Class B	24,065	738,766
L E Lundbergforetagen AB - B Shares	3,931	310,350
Leucadia National Corp.	21,975	574,866
Mitsubishi UFJ Lease & Finance Co., Ltd.	45,420	248,963
ORIX Corp.	135,745	2,110,023
Pargesa Holding S.A.	3,958	302,059
Wendel S.A.	2,909	431,047

		32,069,176

Diversified Telecommunication Services—1.3%
AT&T, Inc. (e)	406,380	15,332,708
Bezeq The Israeli Telecommunication Corp., Ltd.	210,348	349,154
BT Group plc	867,965	3,333,110
CenturyLink, Inc. (c)	35,850	856,098
Deutsche Telekom AG	335,630	6,031,843
Elisa Oyj	14,619	566,690
HKT Trust & HKT, Ltd.	384,900	505,821
Iliad S.A.	2,710	641,188
Inmarsat plc	46,000	461,298
Koninklijke KPN NV	350,226	1,123,811
Level 3 Communications, Inc. (a)	19,014	1,127,530
Nippon Telegraph & Telephone Corp.	70,924	3,354,980
Orange S.A.	204,530	3,258,058
PCCW, Ltd.	429,700	244,404
Proximus	15,656	547,696
Singapore Telecommunications, Ltd.	761,400	2,151,420
Singapore Telecommunications, Ltd.	75,600	213,615
Spark New Zealand, Ltd.	187,873	520,928
Swisscom AG	2,656	1,282,609
TDC A/S	83,245	484,977
Telecom Italia S.p.A. (a)	1,168,958	1,083,388
Telecom Italia S.p.A. - Risparmio Shares	617,964	457,180
Telefonica Deutschland Holding AG	75,607	377,838
Telefonica S.A.	464,824	4,806,077
Telenor ASA	76,964	1,276,443
Telia Co. AB	266,349	1,228,679
Telstra Corp., Ltd.	426,751	1,413,093
TPG Telecom, Ltd.	37,920	166,371
Verizon Communications, Inc. (e)	269,120	12,018,899

		65,215,906

Electric Utilities—1.0%
Alliant Energy Corp.	15,144	608,334
American Electric Power Co., Inc.	32,450	2,254,301
AusNet Services	181,254	241,695
Chubu Electric Power Co., Inc.	66,053	878,631
Chugoku Electric Power Co., Inc. (The)	28,234	311,403

Electric Utilities—(Continued)
CK Infrastructure Holdings, Ltd.	67,900	570,088
CLP Holdings, Ltd.	168,282	1,780,550
Contact Energy, Ltd.	72,566	277,079
DONG Energy A/S (144A)	15,084	682,889
Duke Energy Corp.	45,515	3,804,599
Edison International	21,545	1,684,604
EDP - Energias de Portugal S.A.	243,662	797,191
Electricite de France S.A.	56,219	613,974
Endesa S.A.	32,563	752,064
Enel S.p.A.	833,823	4,490,200
Entergy Corp.	11,825	907,805
Eversource Energy	20,965	1,272,785
Exelon Corp.	60,724	2,190,315
FirstEnergy Corp.	27,925	814,293
Fortum Oyj	45,537	716,145
HK Electric Investments & HK Electric Investments, Ltd. (144A)	271,700	250,574
Iberdrola S.A.	596,045	4,732,606
Kansai Electric Power Co., Inc. (The)	72,178	995,352
Kyushu Electric Power Co., Inc.	43,751	531,739
Mercury NZ, Ltd.	70,992	172,866
NextEra Energy, Inc.	30,445	4,266,258
PG&E Corp.	32,545	2,160,012
Pinnacle West Capital Corp.	7,350	625,926
Power Assets Holdings, Ltd.	142,200	1,254,947
PPL Corp.	44,515	1,720,950
Red Electrica Corp. S.A.	44,377	929,306
Southern Co. (The)	60,295	2,886,925
SSE plc	103,725	1,961,640
Terna Rete Elettrica Nazionale S.p.A.	144,243	780,600
Tohoku Electric Power Co., Inc.	46,399	642,791
Tokyo Electric Power Co. Holdings, Inc. (a)	148,275	612,216
Xcel Energy, Inc.	33,510	1,537,439

		51,711,092

Electrical Equipment—0.6%
ABB, Ltd.	204,348	5,055,606
Acuity Brands, Inc. (c)	2,897	588,902
AMETEK, Inc.	15,467	936,836
Eaton Corp. plc	30,338	2,361,207
Emerson Electric Co.	42,495	2,533,552
Fuji Electric Co., Ltd.	56,922	300,862
Gamesa Corp. Technologica S.A.	24,441	523,586
Legrand S.A.	27,174	1,903,271
Mabuchi Motor Co., Ltd.	5,090	253,902
Mitsubishi Electric Corp.	198,116	2,857,535
Nidec Corp.	24,453	2,511,026
OSRAM Licht AG	8,587	685,947
Prysmian S.p.A.	21,107	623,019
Rockwell Automation, Inc.	8,645	1,400,144
Schneider Electric SE (a)	57,706	4,441,743
Vestas Wind Systems A/S	22,713	2,104,433

		29,081,571

Electronic Equipment, Instruments & Components—0.5%
Alps Electric Co., Ltd.	20,320	589,009

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Amphenol Corp. - Class A	20,270	$1,496,331
Corning, Inc.	73,440	2,206,872
FLIR Systems, Inc.	9,005	312,113
Hamamatsu Photonics KK	14,656	450,979
Hexagon AB - B Shares	26,504	1,260,730
Hirose Electric Co., Ltd.	3,293	470,381
Hitachi High-Technologies Corp.	7,136	277,979
Hitachi, Ltd.	495,522	3,047,287
Ingenico Group S.A.	5,989	543,411
Keyence Corp.	9,974	4,390,241
Kyocera Corp.	32,907	1,907,827
Murata Manufacturing Co., Ltd.	19,630	2,990,991
Nippon Electric Glass Co., Ltd.	8,672	316,459
Omron Corp.	19,742	858,851
Shimadzu Corp.	25,800	491,823
TDK Corp.	13,286	876,644
TE Connectivity, Ltd.	24,400	1,919,792
Yaskawa Electric Corp.	25,982	552,072
Yokogawa Electric Corp.	23,433	376,702

		25,336,494

Energy Equipment & Services—0.3%
Baker Hughes, Inc.	28,925	1,576,702
Halliburton Co.	56,650	2,419,521
Helmerich & Payne, Inc. (c)	7,105	386,086
National Oilwell Varco, Inc. (c)	24,805	817,077
Petrofac, Ltd.	26,377	152,280
Saipem S.p.A. (a)	62,186	229,866
Schlumberger, Ltd.	91,837	6,046,548
TechnipFMC plc (a)	31,936	868,659
Tenaris S.A. (c)	48,411	754,962
Transocean, Ltd. (a) (c)	22,580	185,833

		13,437,534

Equity Real Estate Investment Trusts—3.7%
Acadia Realty Trust	9,005	250,339
Activia Properties, Inc.	59	252,103
Advance Residence Investment Corp.	131	325,554
Aedifica S.A.	1,927	168,083
AEON REIT Investment Corp.	161	177,387
Agree Realty Corp.	2,700	123,849
Alexander’s, Inc.	228	96,093
Alexandria Real Estate Equities, Inc.	15,812	1,904,872
Allied Properties Real Estate Investment Trust	9,170	275,213
Alstria Office REIT-AG	14,300	193,419
American Assets Trust, Inc.	4,300	169,377
American Campus Communities, Inc.	14,427	682,397
American Homes 4 Rent - Class A	24,403	550,776
American Tower Corp.	28,045	3,710,914
ANF Immobilier	700	16,812
Apartment Investment & Management Co. - Class A	27,165	1,167,280
Apple Hospitality REIT, Inc.	22,600	422,846
Artis Real Estate Investment Trust	16,300	164,659
Ascendas Real Estate Investment Trust	511,700	970,269
Ashford Hospitality Trust, Inc.	8,200	49,856

Equity Real Estate Investment Trusts—(Continued)
Assura plc	176,050	146,314
AvalonBay Communities, Inc.	23,984	4,609,005
Axiare Patrimonio SOCIMI S.A.	6,750	115,448
Befimmo S.A.	2,100	124,864
Beni Stabili S.p.A. SIIQ	110,207	79,611
Big Yellow Group plc	15,700	161,994
Boardwalk Real Estate Investment Trust	4,100	150,335
Boston Properties, Inc.	26,775	3,293,860
Brandywine Realty Trust	18,576	325,637
British Land Co. plc (The)	211,441	1,668,411
Brixmor Property Group, Inc.	32,914	588,502
BWP Trust	52,598	120,379
Camden Property Trust	9,300	795,243
Canadian Apartment Properties REIT	14,600	377,947
Canadian Real Estate Investment Trust	7,900	279,436
Capital & Regional plc	57,600	42,208
CapitaLand Commercial Trust, Ltd.	418,150	504,187
CapitaLand Mall Trust	500,000	717,283
Care Capital Properties, Inc.	8,999	240,273
CareTrust REIT, Inc.	7,700	142,758
CBL & Associates Properties, Inc. (c)	18,050	152,162
CDL Hospitality Trusts	69,800	83,900
Cedar Realty Trust, Inc.	8,850	42,923
Champion REIT	210,400	133,945
Charter Hall Retail REIT	36,450	113,943
Chatham Lodging Trust	4,050	81,365
Chesapeake Lodging Trust	6,307	154,332
Cofinimmo S.A.	2,195	269,942
Colony Starwood Homes	11,950	410,004
Columbia Property Trust, Inc.	13,150	294,297
Cominar Real Estate Investment Trust	19,831	194,365
Corporate Office Properties Trust	10,700	374,821
Cousins Properties, Inc.	44,780	393,616
Crombie Real Estate Investment Trust	9,450	102,239
Cromwell Property Group	160,100	116,871
Crown Castle International Corp.	22,010	2,204,962
CubeSmart	19,371	465,679
Custodian REIT plc	34,050	51,896
Daiwa House REIT Investment Co.	339	804,434
Daiwa Office Investment Corp.	30	151,282
DCT Industrial Trust, Inc.	9,952	531,835
DDR Corp.	33,300	302,031
Derwent London plc	10,850	375,081
Dexus	204,154	1,486,337
DiamondRock Hospitality Co.	21,400	234,330
Digital Realty Trust, Inc. (c)	26,961	3,045,245
Douglas Emmett, Inc.	15,614	596,611
Dream Global Real Estate Investment Trust	14,500	122,101
Dream Office Real Estate Investment Trust	11,150	168,093
Duke Realty Corp.	38,327	1,071,240
DuPont Fabros Technology, Inc.	8,375	512,215
EastGroup Properties, Inc.	3,583	300,255
Education Realty Trust, Inc. (c)	7,866	304,807
Empire State Realty Trust, Inc. - Class A	13,679	284,113
Empiric Student Property plc	52,700	76,695
EPR Properties	6,797	488,500
Equinix, Inc.	4,617	1,981,432

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Equity Commonwealth (a)	12,959	$409,504
Equity Lifestyle Properties, Inc.	8,769	757,115
Equity Residential	62,580	4,119,641
Essex Property Trust, Inc.	11,400	2,932,878
Eurocommercial Properties NV	5,100	203,809
Extra Space Storage, Inc. (c)	21,403	1,669,434
Federal Realty Investment Trust (c)	12,384	1,565,214
FelCor Lodging Trust, Inc.	13,800	99,498
First Industrial Realty Trust, Inc.	12,450	356,319
First Potomac Realty Trust	6,200	68,882
Fonciere Des Regions	7,665	713,323
Forest City Realty Trust, Inc. - Class A	26,150	632,045
Fortune Real Estate Investment Trust	142,550	176,929
Four Corners Property Trust, Inc.	6,450	161,960
Franklin Street Properties Corp.	11,200	124,096
Frontier Real Estate Investment Corp.	48	197,750
Fukuoka REIT Corp.	68	104,532
Gaming and Leisure Properties, Inc.	21,196	798,453
GCP Student Living plc	36,300	68,559
Gecina S.A.	8,604	1,349,943
Getty Realty Corp.	2,865	71,912
GGP, Inc.	104,861	2,470,525
Global Net Lease, Inc.	7,150	159,016
GLP J-Reit	287	309,033
Goodman Group	373,424	2,256,717
Government Properties Income Trust (c)	7,485	137,050
GPT Group (The)	379,654	1,396,482
Gramercy Property Trust	16,206	481,480
Granite Real Estate Investment Trust	5,050	199,734
Great Portland Estates plc	35,242	274,303
Green REIT plc	74,000	120,518
H&R Real Estate Investment Trust	30,994	526,286
Hamborner REIT AG	8,200	84,168
Hammerson plc	167,104	1,251,038
Hansteen Holdings plc	78,400	127,237
HCP, Inc.	81,375	2,600,745
Healthcare Realty Trust, Inc.	12,360	422,094
Healthcare Trust of America, Inc. (REIT) - Class A	20,375	633,866
Hersha Hospitality Trust	4,112	76,113
Hibernia REIT plc	74,200	116,532
Highwoods Properties, Inc.	10,850	550,203
Hispania Activos Inmobiliarios SOCIMI S.A.	9,550	157,935
Hospitality Properties Trust	17,500	510,125
Host Hotels & Resorts, Inc.	128,435	2,346,507
Hudson Pacific Properties, Inc.	16,813	574,836
Hulic Reit, Inc.	90	140,431
Icade	7,204	606,860
Immobiliare Grande Distribuzione SIIQ S.p.A.	39,546	34,837
Industrial & Infrastructure Fund Investment Corp.	35	158,745
Intervest Offices & Warehouses NV	1,650	42,221
Intu Properties plc	186,084	652,339
Investa Office Fund	60,512	204,246
Investors Real Estate Trust	13,058	81,090
Invincible Investment Corp.	315	135,397
Invitation Homes, Inc.	9,479	205,031
Irish Residential Properties REIT plc	37,850	58,810
Iron Mountain, Inc.	15,849	544,572

Equity Real Estate Investment Trusts—(Continued)
Japan Excellent, Inc.	123	136,803
Japan Hotel REIT Investment Corp.	407	287,678
Japan Logistics Fund, Inc.	90	186,825
Japan Prime Realty Investment Corp.	174	602,519
Japan Real Estate Investment Corp.	261	1,297,167
Japan Rental Housing Investments, Inc.	163	120,263
Japan Retail Fund Investment Corp.	537	990,693
Kenedix Office Investment Corp.	39	208,036
Kenedix Retail REIT Corp.	45	95,036
Keppel REIT	208,500	173,422
Killam Apartment Real Estate Investment Trust	7,950	78,102
Kilroy Realty Corp.	10,434	784,115
Kimco Realty Corp.	71,788	1,317,310
Kite Realty Group Trust	8,862	167,758
Kiwi Property Group, Ltd.	153,163	158,275
Klepierre	44,764	1,835,002
Land Securities Group plc	163,266	2,155,122
Lar Espana Real Estate Socimi S.A.	9,450	87,144
LaSalle Hotel Properties	12,200	363,560
Lexington Realty Trust	25,200	249,732
Liberty Property Trust	15,850	645,253
Life Storage, Inc.	4,931	365,387
Link REIT	465,600	3,542,513
LondonMetric Property plc	69,050	150,567
LTC Properties, Inc.	4,200	215,838
Macerich Co. (The)	23,077	1,339,851
Mack-Cali Realty Corp.	9,707	263,448
Mapletree Commercial Trust	205,494	238,070
Mapletree Industrial Trust	135,750	183,421
Mapletree Logistics Trust	159,100	138,099
Medical Properties Trust, Inc.	38,995	501,866
Mercialys S.A.	4,400	86,117
Merlin Properties Socimi S.A.	36,234	458,052
Mid-America Apartment Communities, Inc.	19,920	2,099,170
Mirvac Group	780,514	1,280,667
Monmouth Real Estate Investment Corp. (c)	7,400	111,370
Monogram Residential Trust, Inc.	18,000	174,780
Mori Hills REIT Investment Corp.	156	191,708
Mori Trust Sogo REIT, Inc.	107	172,777
National Health Investors, Inc.	4,250	336,600
National Retail Properties, Inc.	16,033	626,890
National Storage Affiliates Trust	4,700	108,617
New Senior Investment Group, Inc.	8,750	87,938
NewRiver REIT plc (b)	2,290	444
NewRiver REIT plc (London Exchange)	25,200	114,861
Nippon Accommodations Fund, Inc.	48	200,673
Nippon Building Fund, Inc.	275	1,403,364
Nippon Prologis REIT, Inc.	334	711,208
Nomura Real Estate Master Fund, Inc.	816	1,114,203
Northview Apartment Real Estate Investment Trust	5,400	87,613
NSI NV	1,849	66,819
Omega Healthcare Investors, Inc. (c)	20,970	692,429
Orix JREIT, Inc.	261	384,976
Paramount Group, Inc.	21,374	341,984
Park Hotels & Resorts, Inc.	13,850	373,396
Parkway, Inc.	4,522	103,509
Pebblebrook Hotel Trust	7,350	236,964

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Pennsylvania Real Estate Investment Trust (c)	7,300	$82,636
Physicians Realty Trust	16,519	332,693
Piedmont Office Realty Trust, Inc. - Class A	15,600	328,848
Premier Investment Corp.	135	131,846
Primary Health Properties plc	61,626	91,307
ProLogis, Inc.	91,570	5,369,665
PS Business Parks, Inc.	2,150	284,638
Public Storage	25,746	5,368,813
Pure Industrial Real Estate Trust	29,150	154,651
QTS Realty Trust, Inc. - Class A	5,050	264,267
Quality Care Properties, Inc. (a)	10,090	184,748
Ramco-Gershenson Properties Trust	8,378	108,076
Realty Income Corp. (c)	45,942	2,535,080
Redefine International plc	130,600	67,770
Regency Centers Corp.	26,028	1,630,394
Regional REIT, Ltd. (144A)	26,650	36,526
Retail Estates NV	550	50,116
Retail Opportunity Investments Corp. (c)	11,585	222,316
Retail Properties of America, Inc. - Class A	25,500	311,355
Rexford Industrial Realty, Inc.	7,050	193,452
RioCan Real Estate Investment Trust	35,088	651,271
RLJ Lodging Trust (c)	13,150	261,291
Ryman Hospitality Properties, Inc.	4,736	303,151
Sabra Health Care REIT, Inc. (c)	6,900	166,290
Safestore Holdings plc	22,000	120,795
Saul Centers, Inc.	1,207	69,982
Scentre Group	1,099,187	3,418,246
Segro plc	209,929	1,338,720
Sekisui House Reit, Inc.	100	119,203
Sekisui House SI Residential Investment Corp.	107	112,600
Select Income REIT	6,755	162,323
Senior Housing Properties Trust	25,350	518,154
Seritage Growth Properties - Class A (c)	2,700	113,265
Shaftesbury plc	24,250	307,230
Shopping Centres Australasia Property Group	80,400	135,240
Simon Property Group, Inc.	54,025	8,739,084
SL Green Realty Corp.	17,340	1,834,572
Smart Real Estate Investment Trust	12,500	309,608
Spirit Realty Capital, Inc.	52,162	386,520
STAG Industrial, Inc.	9,535	263,166
Stockland	509,479	1,714,096
STORE Capital Corp.	18,362	412,227
Summit Hotel Properties, Inc.	10,950	204,218
Sun Communities, Inc.	8,146	714,323
Sunstone Hotel Investors, Inc.	23,656	381,335
Suntec Real Estate Investment Trust	511,500	694,785
Tanger Factory Outlet Centers, Inc.	10,050	261,099
Target Healthcare REIT, Ltd.	25,700	39,407
Taubman Centers, Inc.	6,350	378,142
Terreno Realty Corp.	5,250	176,715
Tier REIT, Inc.	5,100	94,248
Tokyu REIT, Inc.	95	115,401
Tritax Big Box REIT plc	147,350	280,532
UDR, Inc.	46,240	1,801,973
Unibail-Rodamco SE (Paris Exchange)	20,910	5,272,528
UNITE Group plc (The)	23,950	202,556
United Urban Investment Corp.	646	921,833

Equity Real Estate Investment Trusts—(Continued)
Universal Health Realty Income Trust	1,350	107,379
Urban Edge Properties	10,450	247,979
Urstadt Biddle Properties, Inc. - Class A	3,150	62,370
Vastned Retail NV	2,057	86,109
Ventas, Inc.	60,490	4,202,845
VEREIT, Inc.	105,350	857,549
Vicinity Centres	699,564	1,381,177
Vornado Realty Trust	30,230	2,838,597
Warehouses De Pauw SCA	1,767	185,710
Washington Prime Group, Inc.	19,950	166,982
Washington Real Estate Investment Trust	8,244	262,984
Weingarten Realty Investors	12,908	388,531
Welltower, Inc.	62,995	4,715,176
Wereldhave Belgium NV	250	28,551
Wereldhave NV	4,350	213,348
Westfield Corp.	409,676	2,526,778
Weyerhaeuser Co.	49,292	1,651,282
Workspace Group plc	13,000	150,582
WP Carey, Inc.	11,401	752,580
Xenia Hotels & Resorts, Inc.	11,500	222,755

		184,103,204

Food & Staples Retailing—1.0%
Aeon Co., Ltd.	62,572	951,640
Carrefour S.A. (c)	58,147	1,475,949
Casino Guichard Perrachon S.A.	5,724	339,166
Colruyt S.A.	6,149	324,008
Costco Wholesale Corp.	29,095	4,653,163
CVS Health Corp.	72,615	5,842,603
Distribuidora Internacional de Alimentacion S.A.	63,286	395,202
FamilyMart UNY Holdings Co., Ltd.	8,504	487,205
ICA Gruppen AB	8,311	309,843
J Sainsbury plc (c)	168,146	551,649
Jeronimo Martins SGPS S.A.	25,725	503,590
Koninklijke Ahold Delhaize NV	131,357	2,517,760
Kroger Co. (The)	64,360	1,500,875
Lawson, Inc.	5,173	361,511
Metro AG	18,275	617,180
Seven & i Holdings Co., Ltd.	77,246	3,185,132
Sundrug Co., Ltd.	7,600	283,639
Sysco Corp.	34,645	1,743,683
Tesco plc (a)	838,087	1,845,835
Tsuruha Holdings, Inc.	3,799	403,565
Wal-Mart Stores, Inc. (e)	103,674	7,846,048
Walgreens Boots Alliance, Inc.	56,995	4,463,278
Wesfarmers, Ltd.	115,943	3,578,212
Whole Foods Market, Inc.	21,400	901,154
WM Morrison Supermarkets plc	227,465	715,183
Woolworths, Ltd.	132,061	2,594,935

		48,392,008

Food Products—1.3%
Ajinomoto Co., Inc.	55,696	1,203,613
Archer-Daniels-Midland Co.	39,255	1,624,372
Associated British Foods plc	36,523	1,396,968
Barry Callebaut AG (a)	228	313,710

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Calbee, Inc.	8,277	$325,594
Campbell Soup Co.	11,890	620,064
Chocoladefabriken Lindt & Spruengli AG	11	766,868
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	105	608,874
Conagra Brands, Inc.	28,640	1,024,166
Danone S.A.	60,518	4,549,100
General Mills, Inc.	39,160	2,169,464
Golden Agri-Resources, Ltd.	715,600	194,926
Hershey Co. (The)	9,465	1,016,257
Hormel Foods Corp.	17,810	607,499
J.M. Smucker Co. (The)	7,885	933,032
Kellogg Co.	16,655	1,156,856
Kerry Group plc - Class A	16,240	1,397,241
Kikkoman Corp.	15,098	482,968
Kraft Heinz Co. (The)	39,323	3,367,622
Marine Harvest ASA (a)	38,805	664,196
McCormick & Co., Inc. (c)	7,670	747,902
MEIJI Holdings Co., Ltd.	12,523	1,015,691
Mondelez International, Inc. - Class A	103,560	4,472,756
Nestle S.A.	319,056	27,792,968
NH Foods, Ltd.	17,875	543,395
Nisshin Seifun Group, Inc.	20,232	332,290
Nissin Foods Holdings Co., Ltd.	6,034	377,262
Orkla ASA	83,568	849,932
Tate & Lyle plc	47,326	408,373
Toyo Suisan Kaisha, Ltd.	9,147	350,796
Tyson Foods, Inc. - Class A	19,350	1,211,891
WH Group, Ltd. (144A)	826,100	833,820
Wilmar International, Ltd.	164,039	399,175
Yakult Honsha Co., Ltd.	9,062	617,193
Yamazaki Baking Co., Ltd.	13,673	272,553

		64,649,387

Gas Utilities—0.1%
APA Group	114,237	804,541
Gas Natural SDG S.A.	35,907	843,706
Hong Kong & China Gas Co., Ltd.	860,448	1,616,971
Osaka Gas Co., Ltd.	192,229	786,598
Toho Gas Co., Ltd.	38,048	277,135
Tokyo Gas Co., Ltd.	200,673	1,045,090

		5,374,041

Health Care Equipment & Supplies—1.1%
Abbott Laboratories	113,570	5,520,638
Align Technology, Inc. (a)	5,199	780,474
Baxter International, Inc.	36,100	2,185,494
Becton Dickinson & Co.	13,977	2,727,052
Boston Scientific Corp. (a)	89,080	2,469,298
C.R. Bard, Inc.	4,885	1,544,197
Cochlear, Ltd.	5,915	707,267
Coloplast A/S - Class B	12,180	1,020,222
ConvaTec Group plc (144A) (a)	120,037	499,186
Cooper Cos., Inc. (The)	3,276	784,340
CYBERDYNE, Inc. (a)	9,856	131,280
Danaher Corp.	39,460	3,330,029

Health Care Equipment & Supplies—(Continued)
DENTSPLY SIRONA, Inc.	15,907	1,031,410
Edwards Lifesciences Corp. (a)	14,160	1,674,278
Essilor International S.A.	21,274	2,720,095
Getinge AB - B Shares	20,519	402,608
Hologic, Inc. (a)	16,263	738,015
Hoya Corp.	39,960	2,081,185
IDEXX Laboratories, Inc. (a)	6,091	983,209
Intuitive Surgical, Inc. (a)	2,520	2,357,132
Medtronic plc	92,879	8,243,011
Olympus Corp.	29,861	1,091,317
Smith & Nephew plc	89,748	1,550,244
Sonova Holding AG	5,366	871,178
Straumann Holding AG	977	557,744
Stryker Corp.	20,670	2,868,583
Sysmex Corp.	16,037	959,076
Terumo Corp.	33,093	1,304,543
Varian Medical Systems, Inc. (a)	6,325	652,677
William Demant Holding A/S (a)	12,280	318,858
Zimmer Biomet Holdings, Inc.	11,835	1,519,614

		53,624,254

Health Care Providers & Services—1.0%
Aetna, Inc.	23,144	3,513,953
Alfresa Holdings Corp.	19,357	373,821
AmerisourceBergen Corp.	12,685	1,199,113
Anthem, Inc.	17,280	3,250,886
Cardinal Health, Inc.	21,730	1,693,201
Centene Corp. (a)	11,209	895,375
Chartwell Retirement Residences	20,750	247,854
Cigna Corp.	16,925	2,833,076
DaVita, Inc. (a)	10,930	707,827
Envision Healthcare Corp. (a)	7,919	496,284
Express Scripts Holding Co. (a)	41,814	2,669,406
Fresenius Medical Care AG & Co. KGaA	22,048	2,121,109
Fresenius SE & Co. KGaA	42,557	3,659,405
HCA Healthcare, Inc. (a)	20,169	1,758,737
Healthscope, Ltd.	176,411	300,051
Henry Schein, Inc. (a)	5,403	988,857
Humana, Inc.	9,800	2,358,076
Laboratory Corp. of America Holdings (a)	6,725	1,036,591
McKesson Corp.	15,155	2,493,604
Mediclinic International plc (c)	37,790	364,895
Medipal Holdings Corp.	17,655	327,033
Miraca Holdings, Inc.	5,960	268,508
Patterson Cos., Inc. (c)	5,480	257,286
Quest Diagnostics, Inc.	9,405	1,045,460
Ramsay Health Care, Ltd.	14,540	823,259
Ryman Healthcare, Ltd.	41,007	249,126
Sonic Healthcare, Ltd.	40,547	754,825
Suzuken Co., Ltd.	7,417	246,612
UnitedHealth Group, Inc.	62,800	11,644,376
Universal Health Services, Inc. - Class B	6,000	732,480

		49,311,086

Health Care Technology—0.0%
Cerner Corp. (a)	19,960	1,326,741

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—(Continued)
M3, Inc.	21,576	$595,743

		1,922,484

Hotels, Restaurants & Leisure—0.9%
Accor S.A.	18,979	894,351
Aristocrat Leisure, Ltd.	55,644	964,104
Carnival Corp.	29,720	1,948,740
Carnival plc	19,406	1,284,960
Chipotle Mexican Grill, Inc. (a)	2,015	838,441
Compass Group plc	162,085	3,422,345
Crown Resorts, Ltd.	41,071	387,654
Darden Restaurants, Inc. (c)	7,575	685,083
Domino’s Pizza Enterprises, Ltd.	6,429	257,355
Flight Centre Travel Group, Ltd.	5,780	170,278
Galaxy Entertainment Group, Ltd.	240,871	1,462,481
Genting Singapore plc	619,900	488,700
Hilton Worldwide Holdings, Inc.	14,108	872,580
InterContinental Hotels Group plc	18,419	1,023,658
Marriott International, Inc. - Class A	21,507	2,157,367
McDonald’s Corp.	59,540	9,119,146
McDonald’s Holdings Co. Japan, Ltd. (c)	6,917	265,202
Melco Resorts & Entertainment, Ltd. (ADR)	25,261	567,109
Merlin Entertainments plc (144A)	72,897	456,533
MGM China Holdings, Ltd.	97,300	216,401
Oriental Land Co., Ltd.	22,371	1,515,401
Paddy Power Betfair plc	8,186	873,855
Pandox AB	7,236	129,281
Royal Caribbean Cruises, Ltd.	11,214	1,224,905
Sands China, Ltd.	248,135	1,136,271
Shangri-La Asia, Ltd.	125,200	212,646
SJM Holdings, Ltd.	199,356	210,197
Sodexo S.A.	9,402	1,215,611
Starbucks Corp.	97,660	5,694,555
Tabcorp Holdings, Ltd.	84,923	285,246
Tatts Group, Ltd.	135,496	435,936
TUI AG	45,137	658,739
Whitbread plc	18,783	970,592
Wyndham Worldwide Corp.	7,365	739,520
Wynn Macau, Ltd.	158,378	370,214
Wynn Resorts, Ltd.	5,350	717,542
Yum! Brands, Inc.	27,040	1,994,470

		45,867,469

Household Durables—0.5%
Barratt Developments plc	103,232	758,004
Berkeley Group Holdings plc	13,452	565,472
Casio Computer Co., Ltd.	19,916	306,789
D.R. Horton, Inc.	21,650	748,441
Electrolux AB - Series B	24,665	811,113
Garmin, Ltd. (c)	7,770	396,503
Husqvarna AB - B Shares	42,715	425,970
Iida Group Holdings Co., Ltd.	14,955	249,305
Leggett & Platt, Inc.	8,880	466,466
Lennar Corp. - Class A	11,895	634,241
Mohawk Industries, Inc. (a)	4,260	1,029,600
Newell Brands, Inc.	30,095	1,613,694

Household Durables—(Continued)
Nikon Corp.	34,933	559,087
Panasonic Corp.	226,336	3,078,553
Persimmon plc	31,631	924,097
PulteGroup, Inc.	20,980	514,639
Rinnai Corp.	3,475	324,229
SEB S.A.	2,323	417,360
Sekisui Chemical Co., Ltd.	41,869	751,125
Sekisui House, Ltd.	61,843	1,090,550
Sharp Corp. (a) (c)	153,260	570,399
Sony Corp.	129,521	4,940,569
Taylor Wimpey plc	335,351	769,922
Techtronic Industries Co., Ltd.	140,900	647,907
Whirlpool Corp.	5,130	983,011

		23,577,046

Household Products—0.7%
Church & Dwight Co., Inc.	17,202	892,440
Clorox Co. (The)	8,515	1,134,539
Colgate-Palmolive Co.	58,950	4,369,963
Essity AB - Class B (a)	62,382	1,706,773
Henkel AG & Co. KGaA	10,654	1,288,644
Kimberly-Clark Corp.	23,835	3,077,337
Lion Corp.	22,999	476,521
Procter & Gamble Co. (The) (e)	174,906	15,243,058
Reckitt Benckiser Group plc	68,184	6,918,124
Unicharm Corp.	41,371	1,040,614

		36,148,013

Independent Power and Renewable Electricity Producers—0.0%
AES Corp.	43,585	484,229
Electric Power Development Co., Ltd.	15,044	372,207
Meridian Energy, Ltd.	131,378	280,162
NRG Energy, Inc.	20,705	356,540

		1,493,138

Industrial Conglomerates—1.1%
3M Co.	40,045	8,336,969
CK Hutchison Holdings, Ltd.	276,846	3,475,895
DCC plc	9,117	830,870
General Electric Co. (e)	602,372	16,270,068
Honeywell International, Inc.	50,860	6,779,129
Jardine Matheson Holdings, Ltd.	22,000	1,412,828
Jardine Strategic Holdings, Ltd.	22,800	951,306
Keihan Holdings Co., Ltd.	49,314	313,840
Keppel Corp., Ltd.	149,000	680,806
Koninklijke Philips NV	95,307	3,392,593
NWS Holdings, Ltd.	158,100	311,050
Roper Technologies, Inc.	6,690	1,548,936
Seibu Holdings, Inc.	19,291	357,239
Sembcorp Industries, Ltd.	99,600	222,885
Siemens AG	78,428	10,783,627
Smiths Group plc	40,581	845,486
Toshiba Corp. (a) (c)	412,713	999,807

		57,513,334

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—2.3%
Admiral Group plc	20,406	$532,549
Aegon NV	180,778	928,947
Aflac, Inc.	27,685	2,150,571
Ageas	20,022	806,684
AIA Group, Ltd.	1,235,973	9,033,900
Allianz SE	46,852	9,233,070
Allstate Corp. (The)	24,965	2,207,905
American International Group, Inc.	68,371	4,274,555
Aon plc	17,880	2,377,146
Arthur J. Gallagher & Co.	11,642	666,505
Assicurazioni Generali S.p.A.	127,934	2,113,943
Assurant, Inc.	4,305	446,385
Aviva plc	416,459	2,855,949
AXA S.A.	198,900	5,481,526
Baloise Holding AG	5,149	796,134
Chubb, Ltd.	30,467	4,429,292
Cincinnati Financial Corp.	9,710	703,490
CNP Assurances	17,635	396,052
Dai-ichi Life Holdings, Inc.	110,538	2,007,081
Direct Line Insurance Group plc	140,963	652,984
Everest Re Group, Ltd.	2,828	719,981
Gjensidige Forsikring ASA	20,548	350,684
Hannover Rueck SE	6,206	745,812
Hartford Financial Services Group, Inc. (The)	26,140	1,374,180
Insurance Australia Group, Ltd.	242,716	1,263,501
Japan Post Holdings Co., Ltd.	46,133	572,758
Legal & General Group plc	610,480	2,054,746
Lincoln National Corp.	15,840	1,070,467
Loews Corp.	17,640	825,728
Mapfre S.A.	109,312	382,011
Marsh & McLennan Cos., Inc.	34,450	2,685,722
Medibank Private, Ltd.	280,006	602,222
MetLife, Inc. (f)	72,375	3,976,283
MS&AD Insurance Group Holdings, Inc.	48,694	1,641,845
Muenchener Rueckversicherungs-Gesellschaft AG	16,512	3,331,335
NN Group NV	30,896	1,100,026
Old Mutual plc	505,415	1,273,586
Poste Italiane S.p.A. (144A) (c)	52,984	362,792
Principal Financial Group, Inc.	17,875	1,145,251
Progressive Corp. (The)	38,605	1,702,094
Prudential Financial, Inc.	29,430	3,182,560
Prudential plc	264,619	6,079,201
QBE Insurance Group, Ltd.	140,614	1,276,449
RSA Insurance Group plc	104,529	838,587
Sampo Oyj - A Shares	45,830	2,355,989
SCOR SE	17,714	702,689
Sompo Holdings, Inc.	36,195	1,404,085
Sony Financial Holdings, Inc.	17,970	307,779
St. James’s Place plc	54,079	832,878
Standard Life plc	202,888	1,054,994
Suncorp Group, Ltd.	132,270	1,504,873
Swiss Life Holding AG (a)	3,289	1,111,165
Swiss Re AG	33,223	3,043,602
T&D Holdings, Inc.	55,892	856,213
Tokio Marine Holdings, Inc.	69,895	2,903,965
Torchmark Corp.	7,455	570,308

Insurance—(Continued)
Travelers Cos., Inc. (The)	19,480	2,464,804
Tryg A/S	11,704	256,183
UnipolSai S.p.A.	101,535	222,462
Unum Group	15,695	731,858
Willis Towers Watson plc	9,167	1,333,432
XL Group, Ltd.	19,265	843,807
Zurich Insurance Group AG	15,446	4,497,759

		117,651,334

Internet & Direct Marketing Retail—0.8%
Amazon.com, Inc. (a)	26,450	25,603,600
Expedia, Inc.	7,785	1,159,576
Netflix, Inc. (a)	28,281	4,225,464
Priceline Group, Inc. (The) (a)	3,295	6,163,363
Rakuten, Inc.	95,456	1,125,260
Start Today Co., Ltd.	19,829	488,815
TripAdvisor, Inc. (a) (c)	7,505	286,691
Zalando SE (144A) (a)	11,407	522,934

		39,575,703

Internet Software & Services—1.3%
Akamai Technologies, Inc. (a)	11,610	578,294
Alphabet, Inc. - Class A (a) (e)	19,340	17,980,011
Alphabet, Inc. - Class C (a) (e)	19,666	17,871,084
Auto Trader Group plc (144A)	99,871	494,499
DeNA Co., Ltd.	10,937	245,288
eBay, Inc. (a)	71,575	2,499,399
Facebook, Inc. - Class A (a)	151,646	22,895,513
Kakaku.com, Inc.	14,381	206,733
Mixi, Inc.	4,648	257,791
United Internet AG	12,616	693,762
VeriSign, Inc. (a) (c)	6,335	588,902
Yahoo Japan Corp.	145,972	635,734

		64,947,010

IT Services—1.3%
Accenture plc - Class A	41,495	5,132,102
Alliance Data Systems Corp.	3,950	1,013,925
Amadeus IT Group S.A.	44,988	2,691,271
Atos SE	9,677	1,357,795
Automatic Data Processing, Inc.	30,195	3,093,780
Capgemini SE	16,589	1,723,713
Cognizant Technology Solutions Corp. - Class A	40,250	2,672,600
Computershare, Ltd.	47,607	516,705
CSRA, Inc.	8,955	284,321
DXC Technology Co.	19,428	1,490,516
Fidelity National Information Services, Inc.	18,185	1,552,999
Fiserv, Inc. (a)	14,760	1,805,738
Fujitsu, Ltd.	201,605	1,488,394
Gartner, Inc. (a)	6,159	760,698
Global Payments, Inc.	10,137	915,574
International Business Machines Corp. (e)	58,396	8,983,057
MasterCard, Inc. - Class A	64,800	7,869,960
Nomura Research Institute, Ltd.	13,533	534,089
NTT Data Corp.	65,005	724,470

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Obic Co., Ltd.	6,655	$409,590
Otsuka Corp.	5,381	334,135
Paychex, Inc.	21,215	1,207,982
PayPal Holdings, Inc. (a)	73,475	3,943,403
Total System Services, Inc.	11,095	646,284
Visa, Inc. - Class A (c)	126,760	11,887,553
Western Union Co. (The)	33,120	630,936
Worldpay Group plc (144A)	205,038	841,015

		64,512,605

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	20,484	698,979
Hasbro, Inc.	7,445	830,192
Mattel, Inc.	22,445	483,241
Sankyo Co., Ltd.	4,604	156,170
Sega Sammy Holdings, Inc.	17,741	239,164
Shimano, Inc.	7,605	1,205,359
Yamaha Corp.	17,189	594,992

		4,208,097

Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc.	21,635	1,283,172
Eurofins Scientific SE	1,124	633,694
Illumina, Inc. (a)	9,719	1,686,441
Lonza Group AG (a)	7,635	1,651,185
Mettler-Toledo International, Inc. (a)	1,789	1,052,898
PerkinElmer, Inc.	7,190	489,927
QIAGEN NV (a)	22,481	748,560
Thermo Fisher Scientific, Inc.	26,230	4,576,348
Waters Corp. (a)	5,390	990,898

		13,113,123

Machinery—1.2%
Alfa Laval AB	30,135	617,464
Alstom S.A. (a)	15,816	553,482
Amada Holdings Co., Ltd.	34,599	400,594
Andritz AG	7,457	449,745
Atlas Copco AB - A Shares	68,843	2,651,460
Atlas Copco AB - B Shares	40,005	1,384,697
Caterpillar, Inc.	38,485	4,135,598
CNH Industrial NV	104,699	1,191,608
Cummins, Inc.	10,695	1,734,943
Deere & Co.	19,815	2,448,936
Dover Corp.	10,200	818,244
FANUC Corp.	19,876	3,838,133
Flowserve Corp.	8,580	398,369
Fortive Corp.	19,730	1,249,895
GEA Group AG	18,800	771,470
Hino Motors, Ltd.	26,541	295,201
Hitachi Construction Machinery Co., Ltd.	10,958	274,413
Hoshizaki Corp.	5,568	504,030
IHI Corp. (a)	158,576	541,290
Illinois Tool Works, Inc.	21,600	3,094,200
IMI plc	27,792	432,836
Ingersoll-Rand plc	16,965	1,550,431

Machinery—(Continued)
JTEKT Corp.	22,950	336,923
Kawasaki Heavy Industries, Ltd.	154,160	456,886
Komatsu, Ltd.	94,663	2,413,280
Kone Oyj - Class B	34,597	1,764,308
Kubota Corp.	108,153	1,822,555
Kurita Water Industries, Ltd.	10,510	286,804
Makita Corp.	22,966	850,427
MAN SE	3,616	387,626
Metso Oyj	11,571	401,744
Minebea Mitsumi, Inc.	39,406	636,021
Mitsubishi Heavy Industries, Ltd.	328,570	1,348,160
Nabtesco Corp.	11,620	338,440
NGK Insulators, Ltd.	26,892	537,426
NSK, Ltd.	39,561	497,022
PACCAR, Inc.	23,195	1,531,798
Parker-Hannifin Corp.	8,935	1,427,992
Pentair plc	11,973	796,683
Sandvik AB	115,739	1,822,555
Schindler Holding AG	2,065	428,250
Schindler Holding AG (Participation Certificate)	4,180	884,797
SKF AB - B Shares	38,665	787,081
SMC Corp.	5,871	1,788,031
Snap-on, Inc.	3,810	601,980
Stanley Black & Decker, Inc.	10,040	1,412,929
Sumitomo Heavy Industries, Ltd.	59,850	396,106
THK Co., Ltd.	12,430	353,313
Volvo AB - B Shares	159,325	2,721,411
Wartsila Oyj Abp	15,191	897,954
Weir Group plc (The)	22,386	505,989
Xylem, Inc.	11,740	650,748
Yangzijiang Shipbuilding Holdings, Ltd.	235,990	204,002

		58,626,280

Marine—0.1%
AP Moller - Maersk A/S - Class A	388	741,515
AP Moller - Maersk A/S - Class B	671	1,355,860
Kuehne & Nagel International AG	5,545	926,892
Mitsui OSK Lines, Ltd.	115,913	341,277
Nippon Yusen KK (a)	162,984	303,843

		3,669,387

Media—1.2%
Altice NV - Class A (a) (c)	39,874	927,271
Altice NV - Class B (a)	9,582	221,128
Axel Springer SE	4,978	299,047
CBS Corp. - Class B	27,850	1,776,273
Charter Communications, Inc. - Class A (a)	14,457	4,869,840
Comcast Corp. - Class A	321,404	12,509,044
Dentsu, Inc.	22,176	1,062,307
Discovery Communications, Inc. - Class A (a) (c)	9,850	254,426
Discovery Communications, Inc. - Class C (a)	15,650	394,536
DISH Network Corp. - Class A (a)	14,194	890,815
Eutelsat Communications S.A.	17,898	457,549
Hakuhodo DY Holdings, Inc.	23,901	317,803
Interpublic Group of Cos., Inc. (The)	26,525	652,515
ITV plc	371,413	878,417

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
JCDecaux S.A.	7,705	$253,067
Lagardere SCA	12,130	383,612
News Corp. - Class A	25,021	342,788
News Corp. - Class B	7,056	99,842
Omnicom Group, Inc. (c)	15,785	1,308,576
Pearson plc	84,330	759,530
ProSiebenSat.1 Media SE	23,887	999,605
Publicis Groupe S.A.	20,841	1,561,378
REA Group, Ltd.	5,478	279,973
RTL Group S.A.	328	24,807
RTL Group S.A. (Brussels Exchange)	3,657	277,236
Schibsted ASA - B Shares	9,063	200,418
Schibsted ASA - Class A	7,700	186,125
Scripps Networks Interactive, Inc. - Class A	6,250	426,937
SES S.A.	37,382	876,598
Singapore Press Holdings, Ltd.	162,000	380,114
Sky plc	105,739	1,368,945
Telenet Group Holding NV (a)	5,440	342,747
Time Warner, Inc.	52,155	5,236,884
Toho Co., Ltd.	11,662	359,441
Twenty-First Century Fox, Inc. - Class A	73,958	2,095,970
Twenty-First Century Fox, Inc. - Class B	28,425	792,205
Viacom, Inc. - Class B	22,870	767,746
Vivendi S.A.	105,561	2,349,892
Walt Disney Co. (The)	99,179	10,537,769
WPP plc	131,312	2,762,809

		60,485,985

Metals & Mining—0.8%
Alumina, Ltd.	250,953	369,803
Anglo American plc (a)	136,569	1,830,281
Antofagasta plc	40,468	422,558
ArcelorMittal (a)	68,097	1,549,972
BHP Billiton plc	216,528	3,317,323
BHP Billiton, Ltd.	329,260	5,873,099
BlueScope Steel, Ltd.	58,703	595,199
Boliden AB	28,081	767,352
Fortescue Metals Group, Ltd.	159,611	639,284
Freeport-McMoRan, Inc. (a)	82,700	993,227
Fresnillo plc	22,800	442,458
Glencore plc (a)	1,254,376	4,708,177
Hitachi Metals, Ltd.	21,804	304,297
JFE Holdings, Inc.	53,543	931,425
Kobe Steel, Ltd. (a)	31,751	327,310
Maruichi Steel Tube, Ltd.	5,868	170,750
Mitsubishi Materials Corp.	11,544	350,406
Newcrest Mining, Ltd.	78,605	1,220,318
Newmont Mining Corp.	34,935	1,131,545
Nippon Steel & Sumitomo Metal Corp.	77,941	1,764,208
Norsk Hydro ASA	137,872	765,658
Nucor Corp.	20,940	1,211,798
Randgold Resources, Ltd.	9,637	852,904
Rio Tinto plc	126,860	5,348,885
Rio Tinto, Ltd.	43,488	2,112,053
South32, Ltd.	545,787	1,122,136
Sumitomo Metal Mining Co., Ltd.	50,684	678,509

Metals & Mining—(Continued)
ThyssenKrupp AG	37,713	1,072,012
Voestalpine AG (c)	11,738	547,724

		41,420,671

Multi-Utilities—0.6%
AGL Energy, Ltd.	68,898	1,351,397
Ameren Corp.	15,960	872,533
CenterPoint Energy, Inc.	28,400	777,592
Centrica plc	562,711	1,466,790
CMS Energy Corp.	18,255	844,294
Consolidated Edison, Inc.	19,345	1,563,463
Dominion Energy, Inc.	39,390	3,018,456
DTE Energy Co.	11,830	1,251,496
E.ON SE	225,654	2,129,599
Engie S.A.	174,764	2,653,235
Innogy SE (144A)	14,244	560,602
National Grid plc	352,359	4,373,393
NiSource, Inc.	21,050	533,828
Public Service Enterprise Group, Inc.	33,370	1,435,244
RWE AG (a)	53,123	1,059,307
SCANA Corp.	9,440	632,574
Sempra Energy	15,620	1,761,155
Suez	37,730	699,243
Veolia Environnement S.A.	49,092	1,042,487
WEC Energy Group, Inc.	20,829	1,278,484

		29,305,172

Multiline Retail—0.2%
Dollar General Corp.	19,180	1,382,686
Dollar Tree, Inc. (a)	15,513	1,084,669
Don Quijote Holdings Co., Ltd.	12,228	464,005
Harvey Norman Holdings, Ltd.	55,438	162,669
Isetan Mitsukoshi Holdings, Ltd.	34,477	346,383
J Front Retailing Co., Ltd.	24,534	377,603
Kohl’s Corp.	12,525	484,342
Macy’s, Inc.	20,410	474,328
Marks & Spencer Group plc	166,565	723,082
Marui Group Co., Ltd.	20,361	300,622
Next plc	15,076	757,162
Nordstrom, Inc. (c)	8,440	403,685
Ryohin Keikaku Co., Ltd.	2,447	611,616
Takashimaya Co., Ltd.	30,980	295,283
Target Corp.	39,790	2,080,619

		9,948,754

Oil, Gas & Consumable Fuels—2.7%
Anadarko Petroleum Corp.	33,535	1,520,477
Apache Corp.	24,995	1,198,010
BP plc	2,005,303	11,584,750
Cabot Oil & Gas Corp.	30,190	757,165
Caltex Australia, Ltd.	26,738	648,881
Chesapeake Energy Corp. (a) (c)	34,135	169,651
Chevron Corp. (e)	124,400	12,978,652
Cimarex Energy Co.	6,315	593,673
Concho Resources, Inc. (a)	8,505	1,033,613

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
ConocoPhillips	81,620	$3,588,015
Devon Energy Corp.	33,620	1,074,831
Enagas S.A.	23,251	653,175
Eni S.p.A.	260,801	3,935,738
EOG Resources, Inc.	36,290	3,284,971
EQT Corp.	11,210	656,794
Exxon Mobil Corp. (e)	291,748	23,552,816
Galp Energia SGPS S.A.	51,389	780,557
Hess Corp. (c)	17,470	766,409
Idemitsu Kosan Co., Ltd.	9,055	256,564
Inpex Corp.	97,445	939,776
JXTG Holdings, Inc.	315,968	1,382,470
Kinder Morgan, Inc.	120,830	2,315,103
Koninklijke Vopak NV	7,230	335,645
Lundin Petroleum AB (a)	19,145	368,848
Marathon Oil Corp.	55,680	659,808
Marathon Petroleum Corp.	34,910	1,826,840
Murphy Oil Corp. (c)	10,585	271,294
Neste Oyj	13,158	519,055
Newfield Exploration Co. (a)	13,000	369,980
Noble Energy, Inc.	28,300	800,890
Occidental Petroleum Corp.	50,445	3,020,142
Oil Search, Ltd.	140,494	736,584
OMV AG	15,119	785,981
ONEOK, Inc.	26,167	1,364,871
Origin Energy, Ltd. (a)	179,922	947,255
Phillips 66	31,040	2,566,698
Pioneer Natural Resources Co.	10,765	1,717,879
Range Resources Corp.	11,105	257,303
Repsol S.A.	122,728	1,882,804
Royal Dutch Shell plc - A Shares	454,048	12,060,902
Royal Dutch Shell plc - B Shares	383,984	10,313,527
Santos, Ltd. (a)	192,214	447,064
Showa Shell Sekiyu KK	19,100	177,473
Snam S.p.A.	233,273	1,020,287
Statoil ASA	116,438	1,935,204
Tesoro Corp.	7,825	732,420
Total S.A.	238,962	11,839,734
Valero Energy Corp.	31,015	2,092,272
Williams Cos., Inc. (The)	39,465	1,195,000
Woodside Petroleum, Ltd.	77,730	1,781,871

		135,699,722

Paper & Forest Products—0.1%
Mondi plc	37,649	988,030
OJI Holdings Corp.	88,394	457,405
Stora Enso Oyj - R Shares	56,478	730,296
UPM-Kymmene Oyj	54,718	1,560,556

		3,736,287

Personal Products—0.6%
Beiersdorf AG	10,334	1,088,376
Coty, Inc. - Class A (c)	31,719	595,048
Estee Lauder Cos., Inc. (The) - Class A	14,620	1,403,228
Kao Corp.	50,747	3,016,229
Kose Corp.	3,122	341,581

Personal Products—(Continued)
L’Oreal S.A.	25,825	5,382,397
Pola Orbis Holdings, Inc.	9,396	248,146
Shiseido Co., Ltd.	38,958	1,387,866
Unilever NV	167,003	9,229,420
Unilever plc	131,580	7,127,252

		29,819,543

Pharmaceuticals—3.6%
Allergan plc (c)	23,108	5,617,324
Astellas Pharma, Inc.	220,808	2,703,612
AstraZeneca plc	129,716	8,693,432
Bayer AG	84,778	10,968,920
Bristol-Myers Squibb Co.	110,235	6,142,294
Chugai Pharmaceutical Co., Ltd.	22,955	860,254
Daiichi Sankyo Co., Ltd.	58,150	1,371,399
Eisai Co., Ltd.	27,364	1,512,726
Eli Lilly & Co.	64,330	5,294,359
GlaxoSmithKline plc	503,410	10,723,205
H Lundbeck A/S	7,092	399,390
Hikma Pharmaceuticals plc	14,688	281,321
Hisamitsu Pharmaceutical Co., Inc.	6,350	304,417
Ipsen S.A.	3,856	528,051
Johnson & Johnson (e)	182,320	24,119,113
Kyowa Hakko Kirin Co., Ltd.	26,502	493,177
Mallinckrodt plc (a)	7,370	330,250
Merck & Co., Inc. (e)	183,335	11,749,940
Merck KGaA	13,250	1,604,027
Mitsubishi Tanabe Pharma Corp.	23,025	533,297
Mylan NV (a)	27,185	1,055,322
Novartis AG	228,931	19,117,791
Novo Nordisk A/S - Class B	185,694	7,965,351
Ono Pharmaceutical Co., Ltd.	42,286	923,730
Orion Oyj - Class B	10,576	675,320
Otsuka Holdings Co., Ltd.	40,032	1,707,263
Perrigo Co. plc	9,653	728,995
Pfizer, Inc.	399,506	13,419,407
Recordati S.p.A.	10,720	436,182
Roche Holding AG	72,027	18,391,091
Sanofi	119,212	11,457,712
Santen Pharmaceutical Co., Ltd.	37,446	508,583
Shionogi & Co., Ltd.	30,400	1,695,703
Sumitomo Dainippon Pharma Co., Ltd.	16,428	224,426
Taisho Pharmaceutical Holdings Co., Ltd.	3,235	246,424
Takeda Pharmaceutical Co., Ltd.	72,930	3,708,000
Taro Pharmaceutical Industries, Ltd. (a) (c)	1,262	141,420
Teva Pharmaceutical Industries, Ltd. (ADR)	93,592	3,109,126
UCB S.A.	12,963	892,042
Vifor Pharma AG	4,998	552,526
Zoetis, Inc.	30,140	1,880,133

		183,067,055

Professional Services—0.4%
Adecco Group AG	16,561	1,260,802
Bureau Veritas S.A.	27,191	602,323
Capita plc	68,394	616,087
Equifax, Inc.	7,815	1,073,937

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—(Continued)
Experian plc	96,819	$1,988,255
IHS Markit, Ltd. (a)	21,760	958,310
Intertek Group plc	16,577	911,752
Nielsen Holdings plc	23,833	921,384
Randstad Holding NV	12,248	716,232
Recruit Holdings Co., Ltd.	113,016	1,944,890
RELX NV	99,031	2,037,835
RELX plc	110,776	2,397,185
Robert Half International, Inc.	8,620	413,157
Seek, Ltd.	33,907	440,534
SGS S.A.	562	1,362,473
Verisk Analytics, Inc. (a)	10,201	860,658
Wolters Kluwer NV	30,951	1,311,621

		19,817,435

Real Estate Management & Development—1.2%
ADLER Real Estate AG (a) (c)	2,969	46,120
ADO Properties S.A. (144A)	3,148	133,209
Aeon Mall Co., Ltd.	24,563	483,968
Allreal Holding AG (a)	1,550	280,432
Azrieli Group, Ltd.	7,549	419,394
BUWOG AG (a)	11,600	333,428
CA Immobilien Anlagen AG	7,482	182,498
Capital & Counties Properties plc	79,000	301,264
CapitaLand, Ltd.	534,650	1,359,305
Castellum AB	29,127	428,646
CBRE Group, Inc. - Class A (a)	19,115	695,786
Cheung Kong Property Holdings, Ltd.	566,996	4,441,332
City Developments, Ltd.	92,400	720,193
Citycon Oyj	41,500	109,119
D Carnegie & Co. AB (a)	3,800	52,758
Daejan Holdings plc	500	40,211
Daito Trust Construction Co., Ltd.	7,206	1,121,436
Daiwa House Industry Co., Ltd.	58,057	1,986,400
Deutsche Euroshop AG	5,250	207,109
Deutsche Wohnen AG	74,433	2,849,188
DIC Asset AG	4,650	50,970
Dios Fastigheter AB	9,082	50,337
Entra ASA (144A)	11,818	147,381
Fabege AB	14,250	274,072
Fastighets AB Balder - B Shares (a)	10,500	254,273
First Capital Realty, Inc.	16,000	243,800
Global Logistic Properties, Ltd.	273,068	567,513
Grainger plc	44,300	151,791
Grand City Properties S.A.	11,000	220,492
Hang Lung Group, Ltd.	90,700	375,251
Hang Lung Properties, Ltd.	426,500	1,065,308
Helical plc	10,600	41,550
Hemfosa Fastigheter AB	16,224	175,611
Henderson Land Development Co., Ltd.	255,149	1,423,289
Hongkong Land Holdings, Ltd.	246,700	1,815,790
Hufvudstaden AB - A Shares	11,850	196,671
Hulic Co., Ltd.	68,755	702,771
Hysan Development Co., Ltd.	130,700	624,263
Inmobiliaria Colonial S.A.	27,950	243,878
Kennedy Wilson Europe Real Estate plc	10,500	151,990

Real Estate Management & Development—(Continued)
Kerry Properties, Ltd.	65,700	223,017
Klovern AB - B Shares	60,950	66,805
Kungsleden AB	20,370	124,771
LEG Immobilien AG	6,850	644,449
Lend Lease Group	56,779	726,640
Mitsubishi Estate Co., Ltd.	255,965	4,781,768
Mitsui Fudosan Co., Ltd.	193,676	4,630,297
Mobimo Holding AG (a)	650	182,431
New World Development Co., Ltd.	1,182,425	1,500,955
Nomura Real Estate Holdings, Inc.	25,740	504,407
Norwegian Property ASA	18,150	22,415
NTT Urban Development Corp.	11,596	111,762
Phoenix Spree Deutschland, Ltd.	8,500	32,499
PSP Swiss Property AG	4,209	393,577
Sino Land Co., Ltd.	641,250	1,051,382
Sponda Oyj	22,748	131,724
Sumitomo Realty & Development Co., Ltd.	83,256	2,573,383
Sun Hung Kai Properties, Ltd.	302,028	4,437,384
Swire Pacific, Ltd. - Class A	51,000	498,096
Swire Properties, Ltd.	232,600	768,230
Swiss Prime Site AG (a)	14,979	1,360,637
TAG Immobilien AG	15,850	249,251
Technopolis Oyj	15,250	64,382
TLG Immobilien AG	7,142	146,184
Tokyo Tatemono Co., Ltd.	43,156	566,340
Tokyu Fudosan Holdings Corp.	52,123	308,619
UOL Group, Ltd.	100,200	556,275
Vonovia SE	98,557	3,916,134
Wallenstam AB - B Shares	20,700	199,429
WCM Beteiligungs & Grundbesitz-AG (a)	9,300	33,709
Wharf Holdings, Ltd. (The)	255,650	2,119,181
Wheelock & Co., Ltd.	83,400	629,345
Wihlborgs Fastigheter AB	7,200	152,137

		58,676,412

Road & Rail—0.6%
Aurizon Holdings, Ltd.	210,343	865,651
Central Japan Railway Co.	14,784	2,412,121
ComfortDelGro Corp., Ltd.	221,100	369,813
CSX Corp.	63,570	3,468,379
DSV A/S	19,479	1,200,450
East Japan Railway Co.	33,934	3,247,908
Hankyu Hanshin Holdings, Inc.	24,766	891,290
J.B. Hunt Transport Services, Inc.	5,896	538,776
Kansas City Southern	7,190	752,434
Keikyu Corp.	48,060	579,665
Keio Corp.	58,815	492,531
Keisei Electric Railway Co., Ltd.	14,119	377,499
Kintetsu Group Holdings Co., Ltd.	185,691	716,017
Kyushu Railway Co.	16,403	532,466
MTR Corp., Ltd.	151,300	852,546
Nagoya Railroad Co., Ltd.	94,294	439,887
Nippon Express Co., Ltd.	84,428	529,244
Norfolk Southern Corp.	19,740	2,402,358
Odakyu Electric Railway Co., Ltd.	30,254	610,762
Tobu Railway Co., Ltd.	99,237	541,713

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
Tokyu Corp.	108,903	$831,660
Union Pacific Corp.	55,890	6,086,980
West Japan Railway Co.	16,883	1,193,805

		29,933,955

Semiconductors & Semiconductor Equipment—1.2%
Advanced Micro Devices, Inc. (a) (c)	52,778	658,669
Analog Devices, Inc.	24,102	1,875,136
Applied Materials, Inc.	74,660	3,084,205
ASM Pacific Technology, Ltd.	27,200	367,201
ASML Holding NV	38,273	4,983,186
Broadcom, Ltd.	24,495	5,708,560
Disco Corp.	2,942	470,945
Infineon Technologies AG	116,261	2,463,751
Intel Corp. (e)	312,070	10,529,242
KLA-Tencor Corp.	9,070	829,996
Lam Research Corp.	10,447	1,477,519
Microchip Technology, Inc. (c)	14,030	1,082,835
Micron Technology, Inc. (a)	68,470	2,044,514
NVIDIA Corp.	33,670	4,867,335
NXP Semiconductors NV (a)	35,472	3,882,410
Qorvo, Inc. (a)	8,523	539,676
QUALCOMM, Inc. (c)	98,705	5,450,490
Rohm Co., Ltd.	9,691	746,587
Skyworks Solutions, Inc.	12,671	1,215,783
STMicroelectronics NV	65,345	937,009
Texas Instruments, Inc.	66,430	5,110,460
Tokyo Electron, Ltd.	16,091	2,179,919
Xilinx, Inc. (c)	16,880	1,085,722

		61,591,150

Software—1.8%
Activision Blizzard, Inc.	45,854	2,639,815
Adobe Systems, Inc. (a)	32,920	4,656,205
ANSYS, Inc. (a)	5,887	716,330
Autodesk, Inc. (a)	14,815	1,493,648
CA, Inc.	19,545	673,716
Check Point Software Technologies, Ltd. (a)	13,448	1,466,908
Citrix Systems, Inc. (a)	10,170	809,329
Dassault Systemes SE	13,187	1,181,809
Electronic Arts, Inc. (a)	20,380	2,154,574
Gemalto NV	8,373	505,674
Intuit, Inc.	16,995	2,257,106
Konami Holdings Corp.	9,604	534,342
LINE Corp. (a) (c)	4,541	157,546
Microsoft Corp. (e)	522,555	36,019,716
Mobileye NV (a)	20,460	1,284,888
Nexon Co., Ltd. (a)	20,064	397,277
Nice, Ltd.	6,195	491,416
Nintendo Co., Ltd.	11,619	3,888,765
Oracle Corp. (e)	208,110	10,434,635
Oracle Corp. Japan	3,933	255,596
Red Hat, Inc. (a)	12,035	1,152,351
Sage Group plc (The)	110,746	993,109
Salesforce.com, Inc. (a)	41,660	3,607,756
SAP SE	100,757	10,531,036

Software—(Continued)
Symantec Corp.	40,200	1,135,650
Synopsys, Inc. (a)	10,322	752,783
Trend Micro, Inc.	12,226	630,780

		90,822,760

Specialty Retail—0.9%
ABC-Mart, Inc.	3,400	200,329
Advance Auto Parts, Inc.	4,820	561,964
AutoNation, Inc. (a) (c)	4,805	202,579
AutoZone, Inc. (a)	2,035	1,160,886
Bed Bath & Beyond, Inc.	10,775	327,560
Best Buy Co., Inc. (c)	18,545	1,063,185
CarMax, Inc. (a) (c)	12,850	810,321
Dixons Carphone plc	99,261	367,014
Dufry AG (a)	3,590	590,750
Fast Retailing Co., Ltd.	5,438	1,814,065
Foot Locker, Inc. (c)	9,044	445,688
Gap, Inc. (The) (c)	14,940	328,531
Hennes & Mauritz AB - B Shares	97,336	2,431,035
Hikari Tsushin, Inc.	2,200	231,677
Home Depot, Inc. (The)	83,770	12,850,318
Industria de Diseno Textil S.A.	111,831	4,306,538
Kingfisher plc	229,633	899,361
L Brands, Inc.	16,840	907,508
Lowe’s Cos., Inc.	60,420	4,684,362
Nitori Holdings Co., Ltd.	8,213	1,099,079
O’Reilly Automotive, Inc. (a)	6,465	1,414,154
Ross Stores, Inc.	26,680	1,540,236
Shimamura Co., Ltd.	2,292	280,508
Signet Jewelers, Ltd.	5,225	330,429
Staples, Inc.	42,585	428,831
Tiffany & Co.	7,320	687,128
TJX Cos., Inc. (The)	44,250	3,193,522
Tractor Supply Co.	8,835	478,945
Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,279	1,229,528
USS Co., Ltd.	22,485	447,327
Yamada Denki Co., Ltd.	63,710	316,586

		45,629,944

Technology Hardware, Storage & Peripherals—1.3%
Apple, Inc. (e)	358,952	51,696,267
Brother Industries, Ltd.	24,185	559,651
Canon, Inc.	109,389	3,722,441
FUJIFILM Holdings Corp.	42,207	1,519,332
Hewlett Packard Enterprise Co.	113,410	1,881,472
HP, Inc. (c)	114,010	1,992,895
Konica Minolta, Inc.	48,956	407,493
NEC Corp.	267,034	709,293
NetApp, Inc.	19,070	763,753
Ricoh Co., Ltd.	72,549	641,874
Seagate Technology plc (c)	19,560	757,950
Seiko Epson Corp.	28,679	639,242
Western Digital Corp.	18,524	1,641,226
Xerox Corp.	15,715	451,492

		67,384,381

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—0.7%
adidas AG	19,304	$3,700,577
Asics Corp.	16,265	302,024
Burberry Group plc	45,032	975,628
Christian Dior SE	5,554	1,588,095
Cie Financiere Richemont S.A.	53,515	4,415,927
Coach, Inc.	18,250	863,955
Hanesbrands, Inc. (c)	25,822	598,038
Hermes International	2,689	1,329,733
Hugo Boss AG	6,496	455,949
Kering	7,768	2,659,683
Li & Fung, Ltd.	596,300	217,235
Luxottica Group S.p.A.	17,377	1,008,278
LVMH Moet Hennessy Louis Vuitton SE	28,587	7,171,390
Michael Kors Holdings, Ltd. (a)	11,797	427,641
NIKE, Inc. - Class B	89,180	5,261,620
Pandora A/S	11,401	1,068,902
PVH Corp.	5,408	619,216
Ralph Lauren Corp.	3,795	280,071
Swatch Group AG (The)	5,723	418,083
Swatch Group AG (The) - Bearer Shares	3,162	1,168,987
Under Armour, Inc. - Class A (a) (c)	11,972	260,511
Under Armour, Inc. - Class C (a) (c)	12,056	243,049
VF Corp. (c)	22,400	1,290,240
Yue Yuen Industrial Holdings, Ltd.	75,100	311,666

		36,636,498

Tobacco—0.9%
Altria Group, Inc.	129,325	9,630,833
British American Tobacco plc	191,134	13,012,811
Imperial Brands plc	98,287	4,419,688
Japan Tobacco, Inc.	112,771	3,963,648
Philip Morris International, Inc. (e)	102,405	12,027,467
Reynolds American, Inc.	54,664	3,555,347
Swedish Match AB	19,351	682,295

		47,292,089

Trading Companies & Distributors—0.4%
AerCap Holdings NV (a)	15,359	713,118
Ashtead Group plc	51,180	1,061,620
Brenntag AG	15,842	917,272
Bunzl plc	34,407	1,026,328
Fastenal Co.	19,050	829,247
ITOCHU Corp.	153,430	2,283,560
Marubeni Corp.	169,263	1,095,834
MISUMI Group, Inc.	28,179	644,150
Mitsubishi Corp.	154,863	3,253,219
Mitsui & Co., Ltd.	174,968	2,504,798
Rexel S.A.	31,043	508,789
Sumitomo Corp.	121,800	1,587,895
Toyota Tsusho Corp.	21,858	656,384
Travis Perkins plc	25,721	487,779
United Rentals, Inc. (a)	6,000	676,260
Wolseley plc	25,929	1,594,560

Trading Companies & Distributors—(Continued)
WW Grainger, Inc. (c)	3,820	689,625

		20,530,438

Transportation Infrastructure—0.2%
Abertis Infraestructuras S.A.	71,073	1,317,811
Aena S.A. (144A)	6,921	1,352,324
Aeroports de Paris	3,054	493,328
Atlantia S.p.A.	46,562	1,314,971
Auckland International Airport, Ltd.	97,671	510,374
Fraport AG Frankfurt Airport Services Worldwide	4,297	380,113
Groupe Eurotunnel SE	47,927	511,431
Hutchison Port Holdings Trust - Class U	535,802	230,406
Japan Airport Terminal Co., Ltd.	4,825	184,824
Kamigumi Co., Ltd.	23,677	248,477
SATS, Ltd.	68,300	253,598
Sydney Airport	113,018	615,635
Transurban Group	210,398	1,914,973

		9,328,265

Water Utilities—0.1%
American Water Works Co., Inc.	11,776	917,939
Severn Trent plc	24,232	689,164
United Utilities Group plc	69,906	790,401

		2,397,504

Wireless Telecommunication Services—0.5%
KDDI Corp.	188,056	4,981,996
Millicom International Cellular S.A.	6,786	401,357
NTT DoCoMo, Inc.	142,039	3,352,851
SoftBank Group Corp.	84,629	6,875,646
StarHub, Ltd.	61,000	120,671
Tele2 AB - B Shares	36,703	385,715
Vodafone Group plc	2,728,949	7,744,185

		23,862,421

Total Common Stocks (Cost $2,148,325,252)		2,948,220,029

U.S. Treasury & Government Agencies—19.9%

Federal Agencies—0.8%
Federal Home Loan Mortgage Corp. 2.375%, 01/13/22	8,925,000	9,112,318
6.250%, 07/15/32	2,480,000	3,525,424
Federal National Mortgage Association 0.875%, 02/08/18	20,645,000	20,604,722
6.625%, 11/15/30	1,650,000	2,358,942
7.250%, 05/15/30 (c)	1,941,000	2,877,139

		38,478,545

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—19.1%
U.S. Treasury Bonds 2.250%, 08/15/46	11,613,000	$10,223,981
2.500%, 02/15/45	5,830,000	5,440,801
2.750%, 08/15/42	5,415,000	5,355,771
2.875%, 05/15/43	5,779,000	5,834,987
2.875%, 08/15/45	29,325,000	29,488,809
3.000%, 05/15/45 (c)	1,395,000	1,437,450
3.000%, 02/15/47 (c)	3,410,000	3,517,626
3.000%, 05/15/47	949,000	979,397
3.125%, 11/15/41 (c)	7,070,000	7,486,465
3.125%, 02/15/42	5,645,000	5,977,745
3.125%, 02/15/43	8,925,000	9,429,120
3.625%, 08/15/43 (c)	25,457,000	29,285,504
3.750%, 08/15/41	8,025,000	9,395,831
4.250%, 05/15/39	1,235,000	1,547,078
4.375%, 05/15/40 (c)	6,650,000	8,487,063
4.375%, 05/15/41	7,495,000	9,607,361
4.750%, 02/15/41	1,780,000	2,396,742
6.000%, 02/15/26	33,774,000	43,786,133
6.250%, 08/15/23	4,620,000	5,749,553
6.250%, 05/15/30 (c)	1,815,000	2,587,155
6.875%, 08/15/25 (c)	2,640,000	3,566,165
8.875%, 02/15/19 (c)	2,158,000	2,418,984
U.S. Treasury Notes 0.750%, 10/31/18 (c)	25,820,700	25,621,003
1.125%, 02/28/21	10,400,000	10,188,755
1.125%, 09/30/21	7,998,000	7,779,927
1.250%, 11/30/18	16,530,000	16,508,048
1.250%, 01/31/19	6,545,000	6,533,494
1.250%, 04/30/19	8,909,000	8,887,075
1.250%, 03/31/21	24,650,000	24,241,747
1.250%, 10/31/21	21,327,200	20,832,345
1.375%, 12/31/18	10,073,700	10,077,639
1.375%, 03/31/20	9,890,000	9,853,298
1.375%, 08/31/20	17,945,000	17,818,829
1.375%, 10/31/20	27,166,000	26,943,157
1.375%, 05/31/21	6,338,000	6,250,111
1.500%, 08/31/18	42,841,000	42,938,078
1.500%, 01/31/19	5,070,000	5,080,297
1.500%, 05/31/19	10,656,000	10,679,731
1.500%, 11/30/19	29,340,000	29,367,521
1.500%, 05/31/20	9,830,000	9,815,412
1.625%, 06/30/20	13,695,000	13,719,076
1.625%, 07/31/20	7,875,000	7,884,230
1.625%, 11/15/22 (g)	41,304,000	40,616,660
1.625%, 02/15/26	11,320,000	10,758,426
1.750%, 03/31/22	6,370,000	6,337,156
1.750%, 05/15/22	8,447,000	8,400,803
1.750%, 05/31/22	6,444,000	6,406,245
1.750%, 05/15/23 (g)	47,565,000	46,858,945
1.875%, 11/30/21	13,250,100	13,284,259
2.000%, 02/15/22	22,105,600	22,271,392
2.000%, 02/15/23	9,615,000	9,619,509
2.000%, 08/15/25	17,740,000	17,438,562
2.000%, 11/15/26 (c)	4,620,000	4,504,860
2.125%, 08/15/21	19,150,000	19,419,287

U.S. Treasury—(Continued)
U.S. Treasury Notes 2.125%, 05/15/25	36,853,000	36,621,232
2.250%, 11/15/24	15,206,500	15,290,257
2.250%, 02/15/27	10,237,000	10,189,418
2.375%, 05/15/27	3,375,000	3,396,357
2.625%, 08/15/20	7,910,000	8,158,113
2.625%, 11/15/20	28,794,000	29,718,547
2.750%, 02/15/19 (c)	43,873,000	44,849,876
2.750%, 11/15/23	9,125,000	9,498,559
3.500%, 05/15/20	9,995,000	10,544,335
3.625%, 02/15/20	29,095,000	30,678,175
3.625%, 02/15/21	37,121,000	39,648,420

		959,528,887

Total U.S. Treasury & Government Agencies (Cost $993,577,633)		998,007,432

Foreign Government—8.2%

Sovereign—8.2%
Australia Government Bonds 2.750%, 04/21/24 (AUD)	7,630,000	5,988,608
3.750%, 04/21/37 (AUD)	2,170,000	1,804,485
5.250%, 03/15/19 (AUD)	510,000	414,914
5.750%, 05/15/21 (AUD)	2,345,000	2,048,242
Austria Government Bonds 0.750%, 10/20/26 (144A) (EUR)	1,805,000	2,082,794
3.150%, 06/20/44 (144A) (EUR)	530,000	826,639
3.400%, 11/22/22 (144A) (EUR)	1,740,000	2,351,183
4.150%, 03/15/37 (144A) (EUR)	380,000	652,395
Belgium Government Bonds 2.600%, 06/22/24 (144A) (EUR)	905,000	1,199,028
3.750%, 09/28/20 (144A) (EUR)	3,495,000	4,527,203
4.250%, 09/28/21 (144A) (EUR)	900,000	1,223,723
4.250%, 03/28/41 (144A) (EUR)	1,125,000	1,973,051
5.000%, 03/28/35 (144A) (EUR)	355,000	647,314
5.500%, 09/28/17 (144A) (EUR)	900,000	1,042,640
5.500%, 03/28/28 (EUR)	2,980,000	5,072,939
Bundesobligation 0.250%, 04/13/18 (EUR)	8,955,000	10,301,213
Bundesrepublik Deutschland 0.500%, 02/15/26 (EUR)	5,290,000	6,138,039
1.500%, 05/15/23 (EUR)	885,000	1,104,271
1.500%, 05/15/24 (EUR)	1,965,000	2,465,641
2.000%, 01/04/22 (EUR)	1,505,000	1,896,653
2.000%, 08/15/23 (EUR)	1,170,000	1,503,568
2.500%, 01/04/21 (EUR)	2,715,000	3,421,641
2.500%, 07/04/44 (EUR)	1,615,000	2,384,725
3.250%, 07/04/42 (EUR)	135,000	224,079
4.250%, 07/04/39 (EUR)	1,955,000	3,626,153
5.500%, 01/04/31 (EUR)	1,505,000	2,769,291
Canadian Government Bonds 1.500%, 06/01/26 (CAD)	2,675,000	2,028,507
2.750%, 06/01/22 (CAD)	1,870,000	1,533,435
3.500%, 06/01/20 (CAD)	420,000	345,149

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Canadian Government Bonds 3.500%, 12/01/45 (CAD)	1,275,000	$1,258,404
4.000%, 06/01/41 (CAD)	975,000	1,010,465
5.750%, 06/01/29 (CAD)	385,000	418,771
5.750%, 06/01/33 (CAD)	245,000	285,799
Denmark Government Bonds 1.500%, 11/15/23 (DKK)	5,745,000	960,442
4.000%, 11/15/19 (DKK)	3,690,000	625,311
4.500%, 11/15/39 (DKK)	4,060,000	1,035,102
Finland Government Bonds 0.500%, 04/15/26 (144A) (EUR)	495,000	565,031
3.500%, 04/15/21 (144A) (EUR)	1,500,000	1,959,963
France Government Bond OAT Zero Coupon, 05/25/21 (EUR)	11,420,000	13,156,435
Zero Coupon, 05/25/22 (EUR)	1,450,000	1,658,962
0.500%, 05/25/26 (EUR)	3,470,000	3,908,368
1.000%, 11/25/25 (EUR)	7,220,000	8,542,775
1.750%, 05/25/23 (EUR)	545,000	682,754
2.250%, 05/25/24 (EUR)	3,550,000	4,603,328
2.500%, 05/25/30 (EUR)	3,205,000	4,278,563
3.250%, 05/25/45 (EUR)	4,605,000	6,985,084
Ireland Government Bonds 2.000%, 02/18/45 (EUR)	190,000	220,175
4.500%, 10/18/18 (EUR)	3,420,000	4,152,396
4.500%, 04/18/20 (EUR)	415,000	537,251
5.400%, 03/13/25 (EUR)	1,625,000	2,517,933
Italy Buoni Poliennali Del Tesoro 2.000%, 12/01/25 (EUR)	1,190,000	1,371,855
3.250%, 09/01/46 (144A) (EUR)	1,430,000	1,625,843
3.750%, 03/01/21 (EUR)	6,625,000	8,491,700
3.750%, 09/01/24 (EUR)	13,635,000	17,802,017
5.000%, 08/01/39 (EUR)	2,790,000	4,167,177
5.250%, 08/01/17 (EUR)	15,815,000	18,141,491
5.250%, 11/01/29 (EUR)	4,420,000	6,565,417
5.500%, 11/01/22 (EUR)	1,215,000	1,707,010
Japan Government Five Year Bonds 0.100%, 12/20/19 (JPY)	139,400,000	1,245,051
0.300%, 09/20/18 (JPY)	2,243,100,000	20,043,013
Japan Government Forty Year Bonds 1.700%, 03/20/54 (JPY)	25,750,000	280,827
Japan Government Ten Year Bonds 0.100%, 09/20/26 (JPY)	1,656,450,000	14,778,818
0.500%, 12/20/24 (JPY)	555,750,000	5,124,017
0.800%, 09/20/22 (JPY)	1,675,100,000	15,547,639
0.800%, 12/20/22 (JPY)	317,250,000	2,950,545
0.800%, 09/20/23 (JPY)	252,300,000	2,358,845
Japan Government Thirty Year Bonds 0.500%, 09/20/46 (JPY)	638,300,000	5,194,931
1.800%, 09/20/43 (JPY)	498,100,000	5,508,041
1.900%, 09/20/42 (JPY)	325,250,000	3,656,941
2.300%, 03/20/40 (JPY)	387,100,000	4,604,038
Japan Government Twenty Year Bonds 0.500%, 09/20/36 (JPY)	1,237,450,000	10,895,061
1.400%, 12/20/22 (JPY)	764,200,000	7,330,545
1.500%, 03/20/33 (JPY)	230,600,000	2,405,416
1.700%, 12/20/31 (JPY)	561,250,000	5,979,464

Sovereign—(Continued)
Japan Government Twenty Year Bonds 1.700%, 09/20/32 (JPY)	182,400,000	1,949,033
1.700%, 09/20/33 (JPY)	418,500,000	4,480,136
2.100%, 06/20/29 (JPY)	555,050,000	6,058,151
2.100%, 12/20/29 (JPY)	121,550,000	1,333,349
2.500%, 12/21/20 (JPY)	808,300,000	7,826,874
Mexican Bonos 6.500%, 06/10/21 (MXN)	43,260,000	2,374,363
7.750%, 11/13/42 (MXN)	3,375,000	196,638
10.000%, 11/20/36 (MXN)	17,380,000	1,246,840
Netherlands Government Bonds 2.250%, 07/15/22 (144A) (EUR)	2,130,000	2,725,189
3.750%, 01/15/42 (144A) (EUR)	1,130,000	1,990,914
5.500%, 01/15/28 (EUR)	2,640,000	4,516,128
Norway Government Bonds 3.000%, 03/14/24 (144A) (NOK)	3,240,000	428,982
Poland Government Bonds 5.500%, 10/25/19 (PLN)	3,610,000	1,051,383
5.750%, 04/25/29 (PLN)	3,940,000	1,318,972
Republic of South Africa Government Bonds 6.500%, 02/28/41 (ZAR)	6,815,000	363,553
8.250%, 09/15/17 (ZAR)	12,430,000	950,884
10.500%, 12/21/26 (ZAR)	29,175,000	2,473,603
Singapore Government Bonds 2.125%, 06/01/26 (SGD)	815,000	597,302
2.250%, 06/01/21 (SGD)	865,000	646,260
Spain Government Bonds 1.950%, 04/30/26 (144A) (EUR)	5,390,000	6,470,848
2.750%, 10/31/24 (144A) (EUR)	2,425,000	3,108,726
2.900%, 10/31/46 (144A) (EUR)	365,000	421,195
4.000%, 04/30/20 (144A) (EUR)	8,535,000	10,888,324
4.200%, 01/31/37 (144A) (EUR)	1,045,000	1,521,772
4.400%, 10/31/23 (144A) (EUR)	445,000	624,279
4.700%, 07/30/41 (144A) (EUR)	1,305,000	2,035,128
5.850%, 01/31/22 (144A) (EUR)	1,680,000	2,411,451
6.000%, 01/31/29 (EUR)	995,000	1,642,268
Sweden Government Bonds 1.000%, 11/12/26 (SEK)	14,580,000	1,785,729
1.500%, 11/13/23 (144A) (SEK)	3,330,000	426,412
5.000%, 12/01/20 (SEK)	8,685,000	1,218,510
Switzerland Government Bonds 4.000%, 02/11/23 (CHF)	415,000	540,898
United Kingdom Gilt 2.000%, 09/07/25 (GBP)	4,080,000	5,706,433
2.250%, 09/07/23 (GBP)	1,170,000	1,654,690
2.750%, 09/07/24 (GBP)	1,425,000	2,090,235
3.250%, 01/22/44 (GBP)	3,265,000	5,428,960
3.750%, 09/07/20 (GBP)	4,235,000	6,100,116
4.250%, 09/07/39 (GBP)	2,035,000	3,792,595
4.250%, 12/07/46 (GBP)	4,100,000	8,181,855
4.500%, 12/07/42 (GBP)	275,000	547,415
8.000%, 06/07/21 (GBP)	1,170,000	1,971,916

Total Foreign Government (Cost $416,752,650)		409,834,846

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—8.1%

Security Description	Shares	Value

Investment Company Securities—8.1%
F&C Commercial Property Trust, Ltd.	56,900	$107,709
F&C UK Real Estate Investment, Ltd.	25,900	36,009
iShares Core MSCI Emerging Markets ETF (c)	758,434	37,952,037
iShares Russell 2000 ETF (c)	621,318	87,556,133
MedicX Fund, Ltd.	46,083	53,260
Picton Property Income, Ltd.	58,350	63,282
Schroder Real Estate Investment Trust, Ltd.	56,050	46,755
Standard Life Investment Property Income Trust, Ltd.	42,040	48,870
UK Commercial Property Trust, Ltd.	70,600	84,777
Vanguard Global ex-U.S. Real Estate ETF (c)	929,342	52,275,488
Vanguard Mid-Cap ETF	613,019	87,367,468
Vanguard REIT ETF (c)	608,040	50,607,169
Vanguard Small-Cap ETF (c)	670,924	90,937,039

Total Mutual Funds (Cost $394,963,858)		407,135,996

Preferred Stocks – 0.1%

Auto Components—0.0%
Schaeffler AG	16,952	242,815

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	5,636	465,036
Porsche Automobil Holding SE	15,705	882,398
Volkswagen AG	19,026	2,901,821

		4,249,255

Chemicals—0.0%
FUCHS Petrolub SE	7,151	390,763

Household Products—0.0%
Henkel AG & Co. KGaA	18,266	2,513,975

Total Preferred Stocks (Cost $6,979,561)		7,396,808

Rights—0.0%

Construction & Engineering—0.0%
ACS Actividades de Construccion y Servicios S.A., Expires 07/17/17 (a)	24,195	19,344

Equity Real Estate Investment Trusts—0.0%
Kiwi Property Group, Ltd., Expires 07/10/17 (a)	12,763	467

Total Rights (Cost $20,577)		19,811

Short-Term Investments—4.8%
Security Description	Principal Amount*	Value

Repurchase Agreement—3.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $189,795,038 on 07/03/17, collateralized by $183,800,000 U.S. Treasury Notes with rates ranging from 1.375% - 3.625%, maturity dates ranging from 02/15/20 - 02/29/20, with a value of $193,591,694.	189,793,140	$189,793,140

U.S. Treasury—1.0%
U.S. Treasury Bills 0.908%, 08/24/17 (h)	50,000,000	49,933,700

Total Short-Term Investments (Cost $239,724,852)		239,726,840

Securities Lending Reinvestments(i)—4.8%

Certificates of Deposit—2.5%
ABN AMRO Bank NV Zero Coupon, 09/05/17	1,991,635	1,995,800
Banco Del Estado De Chile New York 1.429%, 10/19/17 (j)	5,000,000	5,001,190
Bank of Montreal 1.210%, 07/17/17	7,000,000	7,000,000
Bank of Tokyo-Mitsubishi, Ltd. 1.602%, 11/16/17 (j)	10,000,000	10,009,760
Cooperative Rabobank UA New York 1.555%, 10/13/17 (j)	1,500,000	1,501,730
1.558%, 10/13/17 (j)	1,000,000	1,001,357
Credit Suisse AG New York 1.466%, 10/25/17 (j)	11,000,000	11,000,651
DNB NOR Bank ASA 1.412%, 07/28/17 (j)	2,200,000	2,200,275
KBC Bank NV Zero Coupon, 08/22/17	9,967,396	9,983,900
1.200%, 07/18/17	4,000,000	4,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.367%, 10/11/17 (j)	7,500,000	7,501,680
Mizuho Bank, Ltd., New York 1.397%, 10/11/17 (j)	13,850,000	13,849,543
1.469%, 10/18/17 (j)	2,000,000	1,999,864
Norinchukin Bank New York 1.377%, 10/13/17 (j)	2,000,000	2,001,375
1.584%, 08/21/17 (j)	12,000,000	12,004,428
Royal Bank of Canada New York 1.555%, 10/13/17 (j)	2,000,000	2,002,022
Shizuoka Bank New York 1.220%, 07/17/17	7,000,000	7,000,028
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (j)	2,500,000	2,499,772
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (j)	2,000,000	1,999,854
1.377%, 10/11/17 (j)	2,650,000	2,651,867
1.552%, 08/16/17 (j)	12,000,000	12,003,612

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments(i)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
UBS, Stamford 1.722%, 07/31/17 (j)	2,002,044	$2,001,142
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (j)	2,000,000	2,001,788

		123,211,638

Commercial Paper—1.1%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	7,976,340	7,997,104
Barton Capital S.A. 1.210%, 07/10/17	13,955,768	13,995,436
ING Funding LLC 1.234%, 12/07/17 (j)	10,000,000	10,003,453
1.277%, 11/13/17 (j)	2,500,000	2,499,817
LMA S.A. & LMA Americas 1.170%, 07/20/17	1,994,410	1,998,726
1.180%, 07/11/17	3,988,200	3,998,672
Ridgefield Funding Co. LLC 1.604%, 08/21/17 (j)	5,000,000	5,002,105
Sheffield Receivables Co. 1.220%, 08/15/17	1,993,764	1,996,744
1.230%, 07/07/17	9,968,908	9,997,660

		57,489,717

Repurchase Agreements—0.9%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $99,705 on 07/03/17, collateralized by $103,782 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $101,690.	99,696	99,696
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $7,589,063 on 10/02/17, collateralized by various Common Stock with a value of $8,250,000.	7,500,000	7,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $8,541,183 on 09/29/17, collateralized by various Common Stock with a value of $9,350,002.	8,500,000	8,500,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $20,018,528 on 07/07/17, collateralized by $18,033,653 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $20,413,319.	20,000,000	20,000,000

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $3,048,593 on 10/02/17, collateralized by various Common Stock with a value of $3,300,000.	3,000,000	3,000,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $5,038,238 on 10/02/17, collateralized by various Common Stock with a value of $5,500,001.	5,000,000	5,000,000

		44,099,696

Time Deposits—0.3%
ABN AMRO Bank NV 1.180%, 07/07/17	2,000,000	2,000,000
Credit Industriel et Commercial 1.100%, 07/03/17	3,500,000	3,500,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	400,000	400,000
Shinkin Central Bank 1.330%, 07/25/17	2,250,000	2,250,000
Standard Chartered plc 1.200%, 07/03/17	8,135,000	8,135,000

		16,285,000

Total Securities Lending Reinvestments (Cost $241,051,055)		241,086,051

Total Investments—104.6% (Cost $4,441,395,438) (k)		5,251,427,813
Other assets and liabilities (net)—(4.6)%		(229,020,076)

Net Assets—100.0%		$5,022,407,737

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Illiquid security. As of June 30, 2017, these securities represent 0.0% of net assets.
(c)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $235,231,338 and the collateral received consisted of cash in the amount of $240,923,161. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent less than 0.05% of net assets.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $125,198,435.
(f)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2017, the market value of securities pledged was $68,898,025.
(h)	The rate shown represents current yield to maturity.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

(i)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(j)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(k)	As of June 30, 2017, the aggregate cost of investments was $4,441,395,438. The aggregate unrealized appreciation and depreciation of investments were $966,935,668 and $(156,903,293), respectively, resulting in net unrealized appreciation of $810,032,375.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $62,353,994, which is 1.2% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(ZAR)—	South African Rand

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CHF	31,711,000	Morgan Stanley & Co. International	09/15/17	$33,010,470	$210,419
EUR	1,221,522	BNP Paribas S.A.	07/13/17	1,301,611	94,122
EUR	1,203,887	State Street Bank and Trust	07/13/17	1,351,131	24,452
EUR	2,080,276	State Street Bank and Trust	07/13/17	2,374,572	2,388
EUR	2,430,607	State Street Bank and Trust	07/13/17	2,719,298	57,958
EUR	29,116,000	Citibank N.A.	09/15/17	32,830,590	548,835
EUR	26,590,000	Credit Suisse International	09/15/17	30,109,215	374,331
EUR	70,228,668	Credit Suisse International	09/15/17	77,008,684	3,503,494
JPY	137,547,452	State Street Bank and Trust	07/14/17	1,233,853	(10,465)
JPY	3,200,132,151	Citibank N.A.	09/15/17	29,364,474	(824,779)
JPY	4,187,671,000	JPMorgan Chase Bank N.A.	09/15/17	37,791,641	(444,792)
SEK	126,114,937	Credit Suisse International	09/15/17	14,569,233	460,942
SEK	206,327,000	JPMorgan Chase Bank N.A.	09/15/17	23,959,578	630,140

Contracts to Deliver
AUD	12,532,664	Goldman Sachs International	07/10/17	9,449,252	(182,725)
AUD	589,664	State Street Bank and Trust	07/10/17	443,505	(9,682)
AUD	124,598,414	Barclays Bank plc	09/15/17	94,037,663	(1,642,693)
CAD	8,924,514	HSBC Bank USA	08/24/17	6,734,364	(153,384)
CAD	9,896,332	Barclays Bank plc	09/15/17	7,375,811	(264,315)
CHF	517,800	State Street Bank and Trust	09/14/17	537,734	(4,684)
CHF	47,022,000	Credit Suisse International	09/15/17	48,750,043	(510,866)
CHF	33,570,231	State Street Bank and Trust	09/15/17	34,982,619	(186,027)
DKK	17,164,748	Goldman Sachs International	07/14/17	2,521,876	(115,933)
EUR	1,211,224	BNP Paribas S.A.	07/13/17	1,351,913	(32,053)
EUR	959,860	Barclays Bank plc	07/13/17	1,076,675	(20,078)
EUR	186,495,055	Royal Bank of Scotland plc	07/13/17	198,490,790	(14,601,826)
EUR	958,820	State Street Bank and Trust	07/13/17	1,075,755	(19,809)
EUR	669,832	State Street Bank and Trust	07/13/17	734,441	(30,920)
EUR	548,642	State Street Bank and Trust	07/13/17	603,949	(22,939)
EUR	1,491,241	UBS AG	07/13/17	1,587,765	(116,153)
GBP	27,831,624	Goldman Sachs International	07/21/17	35,976,994	(290,851)
GBP	16,039,128	BNP Paribas S.A.	09/15/17	20,689,670	(246,354)
GBP	36,629,000	Credit Suisse International	09/15/17	46,888,687	(923,491)
JPY	14,728,007,869	Goldman Sachs International	07/14/17	129,495,435	(1,499,876)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
JPY	113,654,055	State Street Bank and Trust	07/14/17	$1,022,583	$11,710
JPY	3,792,224,000	Morgan Stanley & Co. International	09/15/17	33,911,772	91,633
MXN	66,854,788	HSBC Bank USA	08/03/17	3,700,074	33,283
NOK	3,194,907	State Street Bank and Trust	07/14/17	368,616	(14,143)
NOK	73,590,422	Citibank N.A.	09/15/17	8,708,270	(118,672)
NZD	6,872,000	Barclays Bank plc	09/15/17	5,008,719	(20,484)
PLN	8,341,044	Citibank N.A.	07/20/17	2,146,683	(104,049)
SEK	27,396,001	HSBC Bank USA	07/14/17	3,095,104	(158,383)
SGD	1,674,868	Barclays Bank plc	08/17/17	1,199,924	(17,419)
ZAR	47,598,161	Citibank N.A.	07/11/17	3,579,563	(55,002)

Net Unrealized Depreciation					$(16,599,140)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Futures	09/15/17	437	EUR	15,476,814	$(552,051)
Euro-Bund Futures	09/07/17	276	EUR	45,421,431	(851,257)
FTSE 100 Index Futures	09/15/17	512	GBP	37,946,540	(1,126,540)
Japanese Government 10 Year Bond Futures	09/12/17	23	JPY	3,457,030,180	(40,010)
MSCI EAFE Mini Index Futures	09/15/17	91	USD	8,633,262	(35,582)
S&P Midcap 400 Index E-Mini Futures	09/15/17	503	USD	88,387,856	(559,026)
TOPIX Index Futures	09/07/17	272	JPY	4,396,196,838	(114,842)
U.S. Treasury Note 10 Year Futures	09/20/17	2,281	USD	287,252,905	(916,124)
U.S. Treasury Note 5 Year Futures	09/29/17	710	USD	83,850,376	(186,860)
U.S. Treasury Ultra Long Bond Futures	09/20/17	451	USD	73,277,706	1,531,919

Futures Contracts—Short

Australian 10 Year Treasury Bond Futures	09/15/17	(89)	AUD	(11,671,149)	128,380
Canada Government Bond 10 Year Futures	09/20/17	(62)	CAD	(8,954,099)	185,070
Hang Seng Index Futures	07/28/17	(403)	HKD	(515,721,542)	23,541
S&P 500 Index E-Mini Futures	09/15/17	(480)	USD	(58,036,928)	(64,672)
SPI 200 Index Futures	09/21/17	(154)	AUD	(21,671,219)	(59,514)
United Kingdom Long Gilt Bond Futures	09/27/17	(334)	GBP	(42,579,089)	831,887

Net Unrealized Depreciation					$(1,805,681)

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Receive	3M LIBOR	1.000%	09/20/17	Deutsche Bank AG	S&P 500 Total Return	USD	204,760,927	$873,320	$—	$873,320

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3M LIBOR	2.135%	06/28/27	USD	1,267,000,000	$(16,910,143)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$33,583,069	$17,126,851	$—	$50,709,920
Air Freight & Logistics	10,045,709	5,456,276	—	15,501,985
Airlines	10,018,676	2,755,819	—	12,774,495
Auto Components	2,832,460	17,951,961	—	20,784,421
Automobiles	6,775,618	43,473,638	—	50,249,256
Banks	91,774,443	179,250,641	0	271,025,084
Beverages	29,139,824	30,855,886	—	59,995,710
Biotechnology	41,300,973	12,181,840	—	53,482,813
Building Products	4,727,317	11,495,547	—	16,222,864
Capital Markets	42,845,260	32,546,078	—	75,391,338
Chemicals	29,046,426	51,680,357	—	80,726,783
Commercial Services & Supplies	4,167,977	7,807,066	—	11,975,043
Communications Equipment	13,438,199	5,946,672	—	19,384,871
Construction & Engineering	1,179,623	13,311,026	—	14,490,649
Construction Materials	2,080,883	9,723,201	—	11,804,084
Consumer Finance	11,152,666	1,228,644	—	12,381,310

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Containers & Packaging	$4,371,629	$1,759,984	$—	$6,131,613
Distributors	1,583,064	328,697	—	1,911,761
Diversified Consumer Services	480,805	278,007	—	758,812
Diversified Financial Services	21,546,937	10,522,239	—	32,069,176
Diversified Telecommunication Services	29,335,235	35,880,671	—	65,215,906
Electric Utilities	26,734,546	24,976,546	—	51,711,092
Electrical Equipment	7,820,641	21,260,930	—	29,081,571
Electronic Equipment, Instruments & Components	5,935,108	19,401,386	—	25,336,494
Energy Equipment & Services	12,300,426	1,137,108	—	13,437,534
Equity Real Estate Investment Trusts	125,196,342	58,906,862	—	184,103,204
Food & Staples Retailing	26,950,804	21,441,204	—	48,392,008
Food Products	19,718,749	44,930,638	—	64,649,387
Gas Utilities	—	5,374,041	—	5,374,041
Health Care Equipment & Supplies	39,409,451	14,214,803	—	53,624,254
Health Care Providers & Services	39,822,442	9,488,644	—	49,311,086
Health Care Technology	1,326,741	595,743	—	1,922,484
Hotels, Restaurants & Leisure	26,559,458	19,308,011	—	45,867,469
Household Durables	6,386,595	17,190,451	—	23,577,046
Household Products	26,424,110	9,723,903	—	36,148,013
Independent Power and Renewable Electricity Producers	840,769	652,369	—	1,493,138
Industrial Conglomerates	32,935,102	24,578,232	—	57,513,334
Insurance	39,882,324	77,769,010	—	117,651,334
Internet & Direct Marketing Retail	37,438,694	2,137,009	—	39,575,703
Internet Software & Services	62,413,203	2,533,807	—	64,947,010
IT Services	53,891,428	10,621,177	—	64,512,605
Leisure Products	1,313,433	2,894,664	—	4,208,097
Life Sciences Tools & Services	10,079,684	3,033,439	—	13,113,123
Machinery	21,852,746	36,773,534	—	58,626,280
Marine	—	3,669,387	—	3,669,387
Media	42,956,166	17,529,819	—	60,485,985
Metals & Mining	3,336,570	38,084,101	—	41,420,671
Multi-Utilities	13,969,119	15,336,053	—	29,305,172
Multiline Retail	5,910,329	4,038,425	—	9,948,754
Oil, Gas & Consumable Fuels	70,365,577	65,334,145	—	135,699,722
Paper & Forest Products	—	3,736,287	—	3,736,287
Personal Products	1,998,276	27,821,267	—	29,819,543
Pharmaceuticals	73,587,683	109,479,372	—	183,067,055
Professional Services	4,227,446	15,589,989	—	19,817,435
Real Estate Management & Development	939,586	57,736,826	—	58,676,412
Road & Rail	13,248,927	16,685,028	—	29,933,955
Semiconductors & Semiconductor Equipment	49,442,552	12,148,598	—	61,591,150
Software	71,255,410	19,567,350	—	90,822,760
Specialty Retail	32,645,675	12,984,269	—	45,629,944
Technology Hardware, Storage & Peripherals	59,185,055	8,199,326	—	67,384,381
Textiles, Apparel & Luxury Goods	11,432,436	25,204,062	—	36,636,498
Tobacco	25,213,647	22,078,442	—	47,292,089
Trading Companies & Distributors	2,908,250	17,622,188	—	20,530,438
Transportation Infrastructure	—	9,328,265	—	9,328,265
Water Utilities	917,939	1,479,565	—	2,397,504
Wireless Telecommunication Services	—	23,862,421	—	23,862,421
Total Common Stocks	1,500,200,232	1,448,019,797	—	2,948,220,029
Total U.S. Treasury & Government Agencies*	—	998,007,432	—	998,007,432
Total Foreign Government*	—	409,834,846	—	409,834,846
Mutual Funds
Investment Company Securities	406,695,334	440,662	—	407,135,996
Total Preferred Stocks*	—	7,396,808	—	7,396,808

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Rights
Construction & Engineering	$19,344	$—	$—	$19,344
Equity Real Estate Investment Trusts	—	467	—	467
Total Rights	19,344	467	—	19,811
Total Short-Term Investments*	—	239,726,840	—	239,726,840
Total Securities Lending Reinvestments*	—	241,086,051	—	241,086,051
Total Investments	$1,906,914,910	$3,344,512,903	$—	$5,251,427,813

Collateral for Securities Loaned (Liability)	$—	$(240,923,161)	$—	$(240,923,161)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$6,043,707	$—	$6,043,707
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(22,642,847)	—	(22,642,847)
Total Forward Contracts	$—	$(16,599,140)	$—	$(16,599,140)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,700,797	$—	$—	$2,700,797
Futures Contracts (Unrealized Depreciation)	(4,506,478)	—	—	(4,506,478)
Total Futures Contracts	$(1,805,681)	$—	$—	$(1,805,681)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(16,910,143)	$—	$(16,910,143)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$873,320	$—	$873,320

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2017 is not presented.

Transfers from Level 2 to Level 1 in the amount of $2,650,862 were due to the discontinuation of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$5,247,451,530
Affiliated investments at value (c)	3,976,283
Cash	13,700,273
Cash denominated in foreign currencies (d)	9,794,550
Cash collateral for centrally cleared swap contracts	218,566
OTC swap contracts at market value	873,320
Unrealized appreciation on forward foreign currency exchange contracts	6,043,707
Receivable for:
Investments sold	17,206,642
Fund shares sold	406,939
Dividends and interest	16,994,373
Variation margin on futures contracts	1,160,765

Total Assets	5,317,826,948
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	22,642,847
Collateral for securities loaned	240,923,161
Payables for:
Investments purchased	22,168,338
Fund shares redeemed	381,419
Variation margin on futures contracts	2,037,789
Variation margin on centrally cleared swap contracts	2,666,627
Accrued Expenses:
Management fees	2,470,044
Distribution and service fees	1,043,074
Deferred trustees’ fees	98,903
Other expenses	987,009

Total Liabilities	295,419,211

Net Assets	$5,022,407,737

Net Assets Consist of:
Paid in surplus	$4,173,501,769
Undistributed net investment income	17,645,052
Accumulated net realized gain	55,481,196
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	775,779,720

Net Assets	$5,022,407,737

Net Assets
Class B	$5,022,407,737
Capital Shares Outstanding*
Class B	424,084,921
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $4,438,755,921.
(b)	Includes securities loaned at value of $235,231,338.
(c)	Identified cost of affiliated investments was $2,639,517.
(d)	Identified cost of cash denominated in foreign currencies was $9,659,699.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$47,010,185
Dividends from affiliated investments	57,900
Interest	11,151,773
Securities lending income	1,034,334

Total investment income	59,254,192
Expenses
Management fees	15,128,136
Administration fees	101,924
Custodian and accounting fees	336,371
Distribution and service fees—Class B	6,200,079
Interest expense	45,593
Audit and tax services	47,732
Legal	20,763
Trustees’ fees and expenses	26,454
Shareholder reporting	98,208
Insurance	17,321
Miscellaneous	53,957

Total expenses	22,076,538
Less management fee waiver	(435,087)

Net expenses	21,641,451

Net Investment Income	37,612,741

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	14,394,600
Futures contracts	(24,584,715)
Swap contracts	74,880,689
Foreign currency transactions	7,304,493

Net realized gain	71,995,067

Net change in unrealized appreciation (depreciation) on:
Investments	312,578,901
Affiliated investments	75,994
Futures contracts	(219,785)
Swap contracts	(53,495,173)
Foreign currency transactions	(20,837,794)

Net change in unrealized appreciation	238,102,143

Net realized and unrealized gain	310,097,210

Net Increase in Net Assets From Operations	$347,709,951

(a)	Net of foreign withholding taxes of $2,819,098.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$37,612,741	$59,009,090
Net realized gain (loss)	71,995,067	(259,478)
Net change in unrealized appreciation	238,102,143	117,567,827

Increase in net assets from operations	347,709,951	176,317,439

From Distributions to Shareholders
Net investment income
Class B	(74,207,879)	(79,569,686)
Net realized capital gains
Class B	0	(51,278,242)

Total distributions	(74,207,879)	(130,847,928)

Decrease in net assets from capital share transactions	(174,874,823)	(113,448,688)

Total increase (decrease) in net assets	98,627,249	(67,979,177)

Net Assets
Beginning of period	4,923,780,488	4,991,759,665

End of period	$5,022,407,737	$4,923,780,488

Undistributed net investment income
End of period	$17,645,052	$54,240,190

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	913,138	$10,660,015	11,925,620	$133,599,200
Reinvestments	6,230,721	74,207,879	11,809,380	130,847,928
Redemptions	(22,290,036)	(259,742,717)	(33,751,538)	(377,895,816)

Net decrease	(15,146,177)	$(174,874,823)	(10,016,538)	$(113,448,688)

Decrease derived from capital shares transactions		$(174,874,823)		$(113,448,688)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.21		$11.11	$11.84	$11.48	$10.70	$9.73

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.13	0.10	0.13	0.08	0.05
Net realized and unrealized gain (loss) on investments	0.72		0.27	(0.01)	0.69	1.09	0.93

Total from investment operations	0.81		0.40	0.09	0.82	1.17	0.98

Less Distributions
Distributions from net investment income	(0.18)		(0.18)	(0.40)	(0.23)	(0.15)	(0.01)
Distributions from net realized capital gains	0.00		(0.12)	(0.42)	(0.23)	(0.24)	(0.00	)(b)

Total distributions	(0.18)		(0.30)	(0.82)	(0.46)	(0.39)	(0.01)

Net Asset Value, End of Period	$11.84		$11.21	$11.11	$11.84	$11.48	$10.70

Total Return (%) (c)	7.19	(d)	3.60	0.58	7.35	11.15	10.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(e)	0.89	0.89	0.90	0.89	0.91
Net ratio of expenses to average net assets (%) (f)	0.87	(e)	0.87	0.87	0.88	0.88	0.91
Ratio of net investment income to average net assets (%)	1.52	(e)	1.18	0.88	1.15	0.74	0.52
Portfolio turnover rate (%)	23	(d)	34	34	37	29	35
Net assets, end of period (in millions)	$5,022.4		$4,923.8	$4,991.8	$5,195.3	$5,064.3	$4,142.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date was May 2, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2017, the Portfolio held $63,629,695 in the Subsidiary, representing 1.2% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-34

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value (“NAV”) to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For

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centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, real estate investment trust (“REIT”) adjustments, passive foreign investment companies (“PFICs”), controlled foreign corporations, distribution re-designations and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

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Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $189,793,140. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $44,099,696. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Consolidated Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(62,427,908)	$—	$—	$—	$(62,427,908)
Mutual Funds	(128,494,984)	—	—	—	(128,494,984)
U.S. Treasury & Government Agencies	(50,000,269)	—	—	—	(50,000,269)
Total	$(240,923,161)	$—	$—	$—	$(240,923,161)
Total Borrowings	$(240,923,161)	$—	$—	$—	$(240,923,161)
Gross amount of recognized liabilities for securities lending transactions					$(240,923,161)

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Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

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The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The

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Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced

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obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$16,910,143
	Unrealized appreciation on futures contracts (a) (c)	$960,267	Unrealized depreciation on futures contracts (a) (c)	2,104,479
Equity	OTC swap contracts at market value	873,320
	Unrealized appreciation on futures contracts (a) (c)	1,740,530	Unrealized depreciation on futures contracts (a) (c)	2,401,999
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	6,043,707	Unrealized depreciation on forward foreign currency exchange contracts	22,642,847

		$9,617,824		$44,059,468

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

BHFTI-41

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$94,122	$(94,122)	$—	$—
Citibank N.A.	548,835	(548,835)	—	—
Credit Suisse International	4,338,767	(1,434,357)	—	2,904,410
Deutsche Bank AG	873,320	—	—	873,320
HSBC Bank USA	33,283	(33,283)	—	—
JPMorgan Chase Bank N.A.	630,140	(444,792)	—	185,348
Morgan Stanley & Co. International	302,052	—	—	302,052
State Street Bank and Trust	96,508	(96,508)	—	—

	$6,917,027	$(2,651,897)	$—	$4,265,130

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,964,989	$—	$—	$1,964,989
BNP Paribas S.A.	278,407	(94,122)	—	184,285
Citibank N.A.	1,102,502	(548,835)	—	553,667
Credit Suisse International	1,434,357	(1,434,357)	—	—
Goldman Sachs International	2,089,385	—	—	2,089,385
HSBC Bank USA	311,767	(33,283)	—	278,484
JPMorgan Chase Bank N.A.	444,792	(444,792)	—	—
Royal Bank of Scotland plc	14,601,826	—	—	14,601,826
State Street Bank and Trust	298,669	(96,508)	—	202,161
UBS AG	116,153	—	—	116,153

	$22,642,847	$(2,651,897)	$—	$19,990,950

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$5,609,215	$5,609,215
Futures contracts	1,079,135	—	(25,663,850)	—	(24,584,715)
Swap contracts	52,027,676	1,058,261	21,794,752	—	74,880,689

	$53,106,811	$1,058,261	$(3,869,098)	$5,609,215	$55,905,189

Consolidated Statement of Operations Location— Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(21,258,952)	$(21,258,952)
Futures contracts	802,987	—	(1,022,772)	—	(219,785)
Swap contracts	(35,923,922)		(17,571,251)	—	(53,495,173)

	$(33,293,718)	$—	$(20,421,240)	$(21,258,952)	$(74,973,910)

BHFTI-42

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,504,077,595
Futures contracts long	436,353,414
Futures contracts short	(165,703,461)
Swap contracts	1,500,746,304

‡	Averages are based on activity levels during the period.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTI-43

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$104,667,550	$1,000,652,605	$345,776,259	$707,311,368

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$15,128,136	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	$3.5 billion to $5 billion
0.040%	Over $5 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Consolidated Statement of Operations.

BHFTI-44

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2017 is as follows:

Security Description	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017	Realized Gain on shares sold	Income earned from affiliates during the period	Ending Value as of June 30, 2017
MetLife, Inc.	72,375	0	0	72,375	$—	$57,900	$3,976,283

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$127,117,393	$327,645,494	$3,730,535	$22,699,623	$130,847,928	$350,345,117

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$75,249,993	$—	$500,928,555	$(689,823)	$575,488,725

BHFTI-45

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the Portfolio had accumulated short-term capital losses of $689,823.

11. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

12. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-46

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
396,827,431	18,765,893	27,848,528

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	414,110,562	29,331,290
Robert Boulware	414,170,218	29,271,634
Susan C. Gause	414,679,916	28,761,936
Nancy Hawthorne	414,312,051	29,129,801
Barbara A. Nugent	414,695,763	28,746,090
John Rosenthal	413,999,910	29,441,942
Linda B. Strumpf	413,500,237	29,941,615
Dawn M. Vroegop	413,873,990	29,564,862

BHFTI-47

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Managed by Allianz Global Investors U.S. LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class B shares of the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio returned 6.86%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.27%.

MARKET ENVIRONMENT / CONDITIONS

Central Bank policy and political developments were key themes during the period. U.S. Federal Reserve (the “Fed”) Chair Janet Yellen led the Fed to raise interest rates twice, in March and again in June, and maintained forecasts to further rate rises in the second half of 2017 and 2018 largely in line with market expectations. However, other central bank heads surprised markets, including Mario Draghi, head of the European Central Bank (the “ECB”), whose comments in late June about the temporal nature of disinflationary pressures led to speculation that the ECB would fast-forward its policy tightening. Overall, global equities rallied strongly in the period despite the prevailing political uncertainty and developed markets’ central bank policy becoming less accommodative. Global equities rallied 13.8% (MSCI EAFE USD Index Total Return) with the U.S. returning 8.9% (Russell 3000 Index). The best performing equities were Emerging Markets, which posted double digit returns supported by better macro-economic growth and benefitting from a weaker U.S. dollar. In the U.S., against the backdrop of weaker inflation prints and stable but decelerating growth, almost all sectors rallied with Information Technology stocks posting the strongest performance although they gave back some of their gains in June. Large cap stocks outperformed small cap stocks by more than 4.0% and growth stocks significantly outperformed value stocks for the period.

Global bonds posted positive returns with emerging market bonds outperforming most developed markets. For much of the period, yields in developed markets whipsawed as investor sentiment was affected by both central bank rhetoric and perceived political risk. Toward the end of the period, yields rallied in response to Draghi’s comments suggesting an accelerated end to monetary policy accommodation. U.S. Treasuries, which started the period having priced in further rises in U.S. interest rates, managed to post modestly positive returns with the Bloomberg Barclays Aggregate Treasury Bond Index up around 2.0%. U.K. bonds also had positive returns. In contrast, during the period core eurozone sovereign bonds suffered modest losses as yields spiked at the end of the period in the aftermath of Draghi’s statements.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Allianz Global Investors pursues the Portfolio’s investment objective through a combination of active allocation between asset classes and utilization of actively managed strategies within those asset classes. Allianz Global Investors allocates the Portfolio’s investments among asset classes in response to changing market, economic, and political factors and events that Allianz Global Investors believes may affect the value of the Portfolio’s investments. The Portfolio utilizes both quantitative and fundamental research in order to identify trends and turning points in the global markets that inform its decisions about when and where to invest the Portfolio’s assets. The Portfolio’s global stock selection is based on a risk-factor approach that aims to reap equity-related style premiums.

The Portfolio underperformed the Dow Jones Moderate Index benchmark during the six month period ending June 30, 2017. There were a number of positive and negative contributions coming from asset allocation and stock selection effects. Among the detractors were risk factor-based stock selection, specifically due to the underperformance of value stocks, and a tactical underweight to U.S. Government Bonds. Positive return contributions came from a tactical overweight in global equities, and opportunistic exposures to Emerging Market debt, Emerging Market equities, and High Yield bonds.

Throughout the period, the Portfolio maintained a tactical overweight in Global Developed equities of approximately 10.0%, which helped as both U.S. equities and international equities continued to rise. The Portfolio held overweight exposure in both the U.S. and international equities through the end of April. In May the overweight to U.S. equities was trimmed in favor of exposure to international equities as a result of improving market conditions especially in the eurozone.

In addition to the overweight in equities, the Portfolio started the period with an approximately 7.5% opportunistic exposure to High Yield Bond Exchange Traded Funds (“ETFs”), which was gradually decreased, leaving no exposure at the close of the period. The proceeds of the sale were used to increase the opportunistic exposure to Emerging Market Bond ETFs to approximately 6.5% as of the end of the period.

In order to finance the overweight positions of equities and opportunistic assets, the Portfolio maintained an underweight exposure to U.S. Government Bonds. At the end of the period, the Portfolio held an underweight of approximately 19%.

The Portfolio utilizes derivatives to gain exposure to certain asset classes and to conduct tactical views to overweight and underweight certain asset classes relative to the benchmark. The Portfolio utilized derivatives to gain exposure to U.S. equities, international equities, real estate, and fixed income which have provided mixed contributions to

BHFTI-1

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Managed by Allianz Global Investors U.S. LLC

Portfolio Manager Commentary*—(Continued)

absolute performance during the reporting period. The derivatives have performed as expected, enabling the Portfolio to gain or reduce exposure to the underlying asset classes in a liquid and cost effective way.

Michael Stamos

Herold Rohweder

Giorgio Carlino

Portfolio Managers

Allianz Global Investors U.S. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	Since Inception[2]
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio
Class B	6.86	7.48	4.43
Dow Jones Moderate Index	7.27	10.35	5.61

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/14/2014. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Equity Sectors

% of Net Assets
Financials	16.9
Information Technology	10.9
Consumer Discretionary	8.9
Industrials	7.4
Health Care	6.6

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	29.2
Cash & Cash Equivalents	3.6

BHFTI-3

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class B(a)	Actual	1.20%	$1,000.00	$1,068.60	$6.15
	Hypothetical*	1.20%	$1,000.00	$1,018.84	$6.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—60.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.3%
General Dynamics Corp.	1,189	$235,541
Huntington Ingalls Industries, Inc.	1,463	272,352
Spirit AeroSystems Holdings, Inc. - Class A	485	28,101
Thales S.A.	457	49,236

		585,230

Air Freight & Logistics—0.8%
Air Transport Services Group, Inc. (a)	5,486	119,485
Deutsche Post AG	14,653	549,839
FedEx Corp.	3,164	687,632

		1,356,956

Airlines—0.7%
Air New Zealand, Ltd.	38,437	91,886
Alaska Air Group, Inc.	571	51,253
ANA Holdings, Inc.	103,000	358,223
Exchange Income Corp. (b)	3,917	99,858
International Consolidated Airlines Group S.A.	41,977	334,284
JetBlue Airways Corp. (a)	7,395	168,828
SkyWest, Inc.	6,515	228,676

		1,333,008

Auto Components—0.8%
Bridgestone Corp.	300	12,955
Cie Automotive S.A.	6,789	155,870
Dana, Inc.	10,962	244,782
Exedy Corp.	600	16,936
FCC Co., Ltd.	5,700	115,107
Grammer AG	2,917	153,424
Kongsberg Automotive ASA (a)	29,173	25,858
Lear Corp.	2,164	307,461
Sogefi S.p.A. (a)	18,254	98,094
Standard Motor Products, Inc.	513	26,789
Stoneridge, Inc. (a)	8,074	124,420
Toyoda Gosei Co., Ltd.	800	19,132
Toyota Boshoku Corp.	1,600	30,109
Unipres Corp.	1,000	22,294
Xinyi Glass Holdings, Ltd. (a)	76,000	75,359

		1,428,590

Automobiles—2.2%
Daimler AG	8,777	636,715
Fiat Chrysler Automobiles NV (a)	29,182	310,204
Ford Motor Co.	47,363	529,992
General Motors Co.	17,387	607,328
Nissan Motor Co., Ltd.	48,200	480,532
Peugeot S.A.	1,006	20,082
Subaru Corp.	500	16,900
Suzuki Motor Corp.	8,500	403,969
Toyota Motor Corp.	16,000	839,278

		3,845,000

Banks—3.9%
BancFirst Corp.	293	28,304
Berkshire Hills Bancorp, Inc.	342	12,021

Banks—(Continued)
BOC Hong Kong Holdings, Ltd.	104,000	498,550
Brookline Bancorp, Inc.	13,395	195,567
Cathay General Bancorp	3,784	143,603
Citizens Financial Group, Inc.	2,634	93,981
Danske Bank A/S	1,526	58,906
DBS Group Holdings, Ltd.	16,700	251,600
First Merchants Corp.	1,222	49,051
Great Southern Bancorp, Inc.	774	41,409
Heartland Bank, Ltd.	13,369	17,439
HSBC Holdings plc	40,559	376,471
Iberiabank Corp.	360	29,340
Independent Bank Corp./Rockland Trust	354	23,594
Intesa Sanpaolo S.p.A.	158,558	505,819
Israel Discount Bank, Ltd. - Class A (a)	80,832	212,784
JPMorgan Chase & Co.	1,554	142,036
Mitsubishi UFJ Financial Group, Inc.	115,700	780,237
Oversea-Chinese Banking Corp., Ltd.	38,900	304,895
Peoples Bancorp, Inc.	1,485	47,713
Pinnacle Financial Partners, Inc.	442	27,758
PNC Financial Services Group, Inc. (The)	1,133	141,478
Raiffeisen Bank International AG (a)	10,419	263,686
Regions Financial Corp.	25,738	376,804
Royal Bank of Canada	6,543	475,084
Royal Bank of Canada (U.S. Listed Shares)	5,504	399,150
Spar Nord Bank A/S	8,467	111,067
Sparebank 1 Nord Norge	2,534	17,247
Sparebanken Vest	5,893	36,540
Sumitomo Mitsui Financial Group, Inc.	9,800	383,383
Sydbank A/S	2,655	100,060
Toronto-Dominion Bank (The)	9,082	457,672
Toronto-Dominion Bank (The) (U.S. Listed Shares)	7,470	376,339

		6,979,588

Beverages—1.1%
Coca-Cola HBC AG (a)	11,305	332,556
Dr Pepper Snapple Group, Inc.	3,768	343,302
Heineken Holding NV	1,990	182,890
PepsiCo, Inc.	9,033	1,043,221

		1,901,969

Biotechnology—1.4%
AbbVie, Inc.	8,293	601,325
Amgen, Inc.	5,571	959,493
Gilead Sciences, Inc.	9,545	675,595
Monash IVF Group, Ltd.	25,815	35,350
PDL BioPharma, Inc. (a)	59,880	147,904

		2,419,667

Building Products—0.3%
Insteel Industries, Inc.	7,019	231,417
Owens Corning	4,558	305,021

		536,438

Capital Markets—0.8%
Bank of New York Mellon Corp. (The)	8,526	434,997

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
CME Group, Inc.	1,068	$133,756
International FCStone, Inc. (a)	3,890	146,886
Morgan Stanley	16,000	712,960

		1,428,599

Chemicals—1.9%
A. Schulman, Inc.	747	23,904
Arkema S.A.	2,112	225,527
Borregaard ASA	19,892	245,902
Covestro AG (144A) (b)	4,422	319,315
Denka Co., Ltd.	14,000	72,392
Dow Chemical Co. (The)	11,060	697,554
Ercros S.A. (a)	14,938	55,764
Huntsman Corp.	8,685	224,420
Koppers Holdings, Inc. (a)	4,237	153,168
Kuraray Co., Ltd.	16,600	301,590
LyondellBasell Industries NV - Class A	6,166	520,349
Shin-Etsu Chemical Co., Ltd.	5,700	517,799

		3,357,684

Commercial Services & Supplies—0.5%
Cewe Stiftung & Co. KGaA	404	34,106
Derichebourg S.A.	6,199	52,778
Downer EDI, Ltd.	3,926	19,323
Ennis, Inc.	967	18,470
Johnson Service Group plc	25,374	42,538
KAR Auction Services, Inc.	2,374	99,637
Kimball International, Inc. - Class B	3,532	58,949
Quad/Graphics, Inc.	6,151	140,981
RPS Group plc	11,721	40,035
SmartGroup Corp., Ltd.	8,795	48,468
Toppan Printing Co., Ltd.	27,000	296,623
Viad Corp.	2,339	110,518

		962,426

Communications Equipment—0.5%
Cisco Systems, Inc.	31,352	981,318

Construction & Engineering—0.8%
ACS Actividades de Construccion y Servicios S.A.	3,259	126,055
Galliford Try plc	7,341	111,055
HOCHTIEF AG	1,771	324,717
Kyudenko Corp.	3,500	125,494
Nishimatsu Construction Co., Ltd.	38,000	201,767
Peab AB	19,681	238,796
Toshiba Plant Systems & Services Corp.	5,600	88,346
Tutor Perini Corp. (a)	1,032	29,670
Veidekke ASA	2,311	30,179
Vinci S.A.	949	81,064

		1,357,143

Construction Materials—0.3%
Adelaide Brighton, Ltd.	11,113	48,052
Boral, Ltd.	41,499	221,689
CSR, Ltd.	35,168	114,343

Construction Materials—(Continued)
Fletcher Building, Ltd.	32,851	192,618

		576,702

Consumer Finance—0.0%
Nelnet, Inc. - Class A	993	46,681
Regional Management Corp. (a)	1,544	36,485

		83,166

Containers & Packaging—0.3%
Berry Global Group, Inc. (a)	3,090	176,161
Smurfit Kappa Group plc	9,655	301,568
Smurfit Kappa Group plc	573	17,839

		495,568

Diversified Financial Services—0.2%
Berkshire Hathaway, Inc. - Class B (a)	787	133,294
Voya Financial, Inc.	6,689	246,757

		380,051

Diversified Telecommunication Services—2.2%
AT&T, Inc.	33,663	1,270,105
CenturyLink, Inc. (b)	13,413	320,303
IDT Corp. - Class B	6,674	95,905
Koninklijke KPN NV	29,388	94,301
Nippon Telegraph & Telephone Corp.	12,300	581,838
Orange S.A.	29,834	475,240
Verizon Communications, Inc.	23,814	1,063,533

		3,901,225

Electric Utilities—1.8%
American Electric Power Co., Inc.	6,049	420,224
AusNet Services	22,901	30,538
CLP Holdings, Ltd.	36,000	380,907
Exelon Corp.	14,034	506,207
Iberdrola S.A.	73,599	584,377
NextEra Energy, Inc.	4,737	663,796
Portland General Electric Co.	815	37,237
Southern Co. (The)	11,340	542,959

		3,166,245

Electrical Equipment—0.0%
Fujikura, Ltd.	3,000	25,188

Electronic Equipment, Instruments & Components—1.3%
ALSO Holding AG (a)	713	91,786
Arrow Electronics, Inc. (a)	4,121	323,169
Citizen Watch Co., Ltd.	14,200	99,887
Control4 Corp. (a)	2,229	43,711
Corning, Inc.	15,219	457,331
Flex, Ltd. (a)	1,071	17,468
Hitachi, Ltd.	75,000	461,224
Jabil, Inc.	737	21,513
Orbotech, Ltd. (a)	4,415	144,017
PCM, Inc. (a)	3,642	68,288

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Sanmina Corp. (a)	569	$21,679
Sumida Corp.	3,000	47,564
SYNNEX Corp.	2,402	288,144
Venture Corp., Ltd.	23,000	201,310

		2,287,091

Energy Equipment & Services—0.1%
Helix Energy Solutions Group, Inc. (a)	3,261	18,392
Nabors Industries, Ltd.	15,699	127,790

		146,182

Equity Real Estate Investment Trusts—0.1%
Fortune Real Estate Investment Trust	38,000	47,164
Getty Realty Corp.	4,535	113,829
Keppel DC REIT	55,000	51,539

		212,532

Food & Staples Retailing—0.6%
CVS Health Corp.	8,560	688,738
George Weston, Ltd.	157	14,212
Ingles Markets, Inc. - Class A	5,045	167,998
Metcash, Ltd. (a)	103,051	190,361
Qol Co., Ltd.	2,100	31,523
Rallye S.A.	1,522	31,368
Shufersal, Ltd.	8,691	45,565

		1,169,765

Food Products—1.5%
Bunge, Ltd.	3,399	253,565
Fonterra Co-operative Group, Ltd.	14,264	62,729
Grieg Seafood ASA	26,217	182,959
Ingredion, Inc.	2,350	280,144
John B Sanfilippo & Son, Inc.	2,484	156,765
Leroy Seafood Group ASA	17,770	96,506
Morinaga Milk Industry Co., Ltd.	22,000	167,433
Omega Protein Corp.	8,396	150,288
Pinnacle Foods, Inc.	4,576	271,814
Rokko Butter Co., Ltd.	1,600	37,798
Salmar ASA	1,593	39,502
Sanderson Farms, Inc.	2,115	244,600
Tyson Foods, Inc. - Class A	5,484	343,463
Warabeya Nichiyo Holdings Co., Ltd.	1,800	49,699
WH Group, Ltd. (144A)	321,000	324,000

		2,661,265

Gas Utilities—0.3%
Atmos Energy Corp.	3,600	298,620
UGI Corp.	5,811	281,311

		579,931

Health Care Equipment & Supplies—0.6%
Baxter International, Inc.	6,302	381,523
Inogen, Inc. (a)	903	86,164
LeMaitre Vascular, Inc.	3,443	107,491

Health Care Equipment & Supplies—(Continued)
Masimo Corp. (a)	3,166	288,676
Teleflex, Inc.	1,433	297,720

		1,161,574

Health Care Providers & Services—2.9%
Aetna, Inc.	3,871	587,734
Anthem, Inc.	3,102	583,579
Cardinal Health, Inc.	5,686	443,053
Centene Corp. (a)	4,735	378,232
Express Scripts Holding Co. (a)	8,607	549,471
HCA Healthcare, Inc. (a)	5,308	462,858
Medical Facilities Corp.	2,160	24,385
Quest Diagnostics, Inc.	3,340	371,274
Tivity Health, Inc. (a)	6,548	260,938
Triple-S Management Corp. - Class B (a)	3,288	55,600
UnitedHealth Group, Inc.	5,939	1,101,209
WellCare Health Plans, Inc. (a)	1,649	296,095

		5,114,428

Hotels, Restaurants & Leisure—2.0%
Aramark	5,224	214,080
Aristocrat Leisure, Ltd.	18,738	324,660
Carnival plc	5,538	366,696
Collins Foods, Ltd.	9,606	43,561
Elior Group (144A)	3,971	115,906
Great Canadian Gaming Corp. (a)	5,503	101,335
International Game Technology plc	8,595	157,289
Marcus Corp. (The)	2,658	80,272
Marriott Vacations Worldwide Corp.	254	29,909
McDonald’s Corp.	5,862	897,824
Melia Hotels International S.A.	13,921	208,386
Royal Caribbean Cruises, Ltd.	244	26,652
Star Entertainment Group, Ltd. (The)	50,793	197,458
Vail Resorts, Inc.	1,388	281,528
Yum! Brands, Inc.	6,115	451,042

		3,496,598

Household Durables—1.6%
Barratt Developments plc	38,663	283,892
Bassett Furniture Industries, Inc.	2,458	93,281
Bellway plc	4,904	190,143
Garmin, Ltd.	5,350	273,011
Hooker Furniture Corp.	2,779	114,356
Mohawk Industries, Inc. (a)	1,510	364,952
Persimmon plc	8,991	262,671
Sekisui Chemical Co., Ltd.	15,600	279,862
Sekisui House, Ltd.	18,200	320,942
SodaStream International, Ltd. (a)	3,966	212,260
Taylor Wimpey plc	116,417	267,278
ZAGG, Inc. (a)	16,171	139,879

		2,802,527

Household Products—0.1%
Central Garden and Pet Co. (a)	2,953	93,876

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Independent Power and Renewable Electricity Producers—0.1%
Capital Power Corp.	5,854	$109,785
ERG S.p.A.	4,103	57,702

		167,487

Industrial Conglomerates—0.7%
3M Co.	2,705	563,154
CK Hutchison Holdings, Ltd.	41,500	521,046
General Electric Co.	5,087	137,400

		1,221,600

Insurance—4.3%
Allstate Corp. (The)	5,338	472,093
American Financial Group, Inc.	2,865	284,695
Axis Capital Holdings, Ltd.	4,694	303,514
Chubb, Ltd.	4,650	676,017
Cincinnati Financial Corp.	4,480	324,576
Direct Line Insurance Group plc	57,115	264,574
Employers Holdings, Inc.	2,829	119,667
Everest Re Group, Ltd.	1,269	323,075
Federated National Holding Co.	1,567	25,072
Hartford Financial Services Group, Inc. (The)	7,405	389,281
Heritage Insurance Holdings, Inc.	5,029	65,478
Muenchener Rueckversicherungs-Gesellschaft AG	2,290	462,013
Principal Financial Group, Inc.	5,861	375,514
Prudential Financial, Inc.	5,249	567,627
Reinsurance Group of America, Inc.	2,346	301,203
SCOR SE	7,893	313,104
Sompo Holdings, Inc.	8,900	345,251
Swiss Life Holding AG (a)	964	325,680
Swiss Re AG	5,227	478,852
Travelers Cos., Inc. (The)	4,406	557,491
Universal Insurance Holdings, Inc. (b)	4,323	108,940
Zurich Insurance Group AG	1,840	535,794

		7,619,511

Internet & Direct Marketing Retail—0.2%
Amazon.com, Inc. (a)	324	313,632

Internet Software & Services—1.0%
Alphabet, Inc. - Class A (a)	55	51,133
Alphabet, Inc. - Class C (a)	762	692,452
Blucora, Inc. (a)	10,140	214,968
Facebook, Inc. - Class A (a)	2,735	412,930
j2 Global, Inc.	2,900	246,761
Meet Group, Inc. (The) (a)	37,295	188,340

		1,806,584

IT Services—1.3%
Bechtle AG	1,666	214,540
Capgemini SE	3,470	360,557
Convergys Corp.	648	15,410
DXC Technology Co.	5,477	420,196
Euronet Worldwide, Inc. (a)	1,656	144,685
Itochu Techno-Solutions Corp.	800	28,035
Leidos Holdings, Inc.	5,135	265,428

IT Services—(Continued)
Net 1 UEPS Technologies, Inc. (a)	8,400	82,824
NeuStar, Inc. - Class A (a)	6,481	216,141
NTT Data Corp.	12,500	139,311
Science Applications International Corp.	2,879	199,860
Sykes Enterprises, Inc. (a)	6,653	223,075

		2,310,062

Machinery—1.1%
Bobst Group S.A.	879	84,952
CKD Corp.	13,700	209,131
Conzzeta AG	81	80,447
Douglas Dynamics, Inc.	2,805	92,284
Fincantieri S.p.A. (a)	98,603	110,299
Fukushima Industries Corp.	1,100	42,366
Greenbrier Cos., Inc. (The) (b)	3,731	172,559
Illinois Tool Works, Inc.	287	41,113
Kadant, Inc.	486	36,547
Kyokuto Kaihatsu Kogyo Co., Ltd.	4,500	72,477
Lydall, Inc. (a)	3,338	172,575
PACCAR, Inc.	7,016	463,337
Park-Ohio Holdings Corp.	396	15,088
Prima Industrie S.p.A.	1,323	37,468
Supreme Industries, Inc. - Class A	12,876	211,810
Valmet Oyj	10,598	205,982

		2,048,435

Marine—0.1%
DFDS A/S	1,156	61,591
Wallenius Wilhelmsen Logistics (a)	19,772	116,783

		178,374

Media—1.4%
Comcast Corp. - Class A	27,629	1,075,321
Liberty SiriusXM Group - Class A (a)	5,645	236,977
Nippon Television Holdings, Inc.	2,000	33,660
Time Warner, Inc.	7,013	704,175
TV Tokyo Holdings Corp.	600	12,277
Walt Disney Co. (The)	3,978	422,663

		2,485,073

Metals & Mining—1.5%
Aichi Steel Corp.	700	27,715
AMG Advanced Metallurgical Group NV	5,566	163,894
APERAM S.A. (b)	625	29,192
ArcelorMittal (a)	10,185	232,065
Bekaert S.A.	556	28,305
Boliden AB	10,858	296,710
Fortescue Metals Group, Ltd.	59,215	237,172
Highland Gold Mining, Ltd.	19,455	35,928
HudBay Minerals, Inc.	17,476	100,487
Lucara Diamond Corp.	14,594	31,060
Norsk Hydro ASA	42,214	234,431
Northern Star Resources, Ltd.	20,356	74,598
Rio Tinto plc	14,480	610,530
Steel Dynamics, Inc.	8,349	298,978

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Teck Resources, Ltd. - Class B (b)	12,607	$218,479

		2,619,544

Mortgage Real Estate Investment Trusts—1.2%
AG Mortgage Investment Trust, Inc.	4,512	82,570
AGNC Investment Corp.	12,873	274,066
Annaly Capital Management, Inc.	30,452	366,947
Anworth Mortgage Asset Corp.	19,720	118,517
Apollo Commercial Real Estate Finance, Inc.	11,456	212,509
Ares Commercial Real Estate Corp.	5,893	77,139
Chimera Investment Corp.	12,279	228,758
Dynex Capital, Inc.	7,442	52,838
Ladder Capital Corp.	1,137	15,247
Mortgage Investment Corp.	11,744	220,787
New Residential Investment Corp.	14,312	222,695
New York Mortgage Trust, Inc. (b)	6,078	37,805
Two Harbors Investment Corp.	8,898	88,179
Western Asset Mortgage Capital Corp.	5,903	60,801

		2,058,858

Multi-Utilities—0.5%
CenterPoint Energy, Inc.	12,544	343,455
National Grid plc	41,845	519,370

		862,825

Multiline Retail—0.4%
Kohl’s Corp.	5,719	221,154
Macy’s, Inc.	2,119	49,245
Target Corp.	7,207	376,854

		647,253

Oil, Gas & Consumable Fuels—1.4%
Abraxas Petroleum Corp. (a)	28,950	46,899
Avance Gas Holding, Ltd. (144A) (a)	5,918	15,004
BW LPG, Ltd. (144A)	18,789	65,407
Caltex Australia, Ltd.	9,205	223,388
China Aviation Oil Singapore Corp., Ltd.	60,000	72,793
EOG Resources, Inc.	2,000	181,040
Exxon Mobil Corp.	2,721	219,666
Galp Energia SGPS S.A.	22,066	335,165
Geopark, Ltd. (a)	8,382	63,284
KNOT Offshore Partners L.P.	2,334	53,565
Neste Oyj	6,689	263,867
Repsol S.A.	15,102	231,684
REX American Resources Corp. (a)	540	52,143
Royal Dutch Shell plc - A Shares	3,540	94,157
Tanker Investments, Ltd. (a)	3,348	18,836
Valero Energy Corp.	7,355	496,168

		2,433,066

Paper & Forest Products—0.5%
Canfor Pulp Products, Inc.	988	9,569
Holmen AB - B Shares	4,705	204,360
Interfor Corp. (a)	6,610	94,705
Norbord, Inc.	5,099	158,734

Paper & Forest Products—(Continued)
UPM-Kymmene Oyj	13,648	389,241
Western Forest Products, Inc.	6,956	12,552

		869,161

Personal Products—0.1%
Best World International, Ltd.	90,000	92,895

Pharmaceuticals—1.7%
Allergan plc	2,076	504,655
Eli Lilly & Co.	4,743	390,349
Johnson & Johnson	12,712	1,681,670
Mallinckrodt plc (a)	2,214	99,209
Merck & Co., Inc.	421	26,982
Merck KGaA	197	23,849
Teva Pharmaceutical Industries, Ltd.	9,572	317,916

		3,044,630

Professional Services—0.6%
Adecco Group AG	1,532	116,632
Barrett Business Services, Inc.	2,884	165,224
CBIZ, Inc. (a)	7,003	105,045
ICF International, Inc. (a)	331	15,590
Kelly Services, Inc. - Class A	2,137	47,976
Navigant Consulting, Inc. (a)	8,932	176,496
Willdan Group, Inc. (a)	2,434	74,359
Wolters Kluwer NV	8,088	342,748

		1,044,070

Real Estate Management & Development—0.2%
Allreal Holding AG (a)	334	60,428
Deutsche Wohnen AG	1,518	58,107
Entra ASA (144A)	10,851	135,321
Nexity S.A. (a)	2,989	173,754

		427,610

Road & Rail—0.8%
ArcBest Corp.	690	14,214
East Japan Railway Co.	5,200	497,705
National Express Group plc	4,771	22,777
Nobina AB (144A)	6,741	36,560
Senko Group Holdings Co., Ltd.	3,000	19,518
Union Pacific Corp.	5,144	560,233
West Japan Railway Co.	5,200	367,695

		1,518,702

Semiconductors & Semiconductor Equipment—3.6%
Alpha & Omega Semiconductor, Ltd. (a)	2,889	48,160
Applied Materials, Inc.	13,546	559,585
BE Semiconductor Industries NV	4,007	215,322
Cabot Microelectronics Corp.	2,828	208,791
Entegris, Inc. (a)	5,168	113,438
Intel Corp.	28,358	956,799
KLA-Tencor Corp.	3,495	319,828
Lam Research Corp.	2,845	402,368
Maxim Integrated Products, Inc.	7,509	337,154

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Micron Technology, Inc. (a)	18,240	$544,646
Nanometrics, Inc. (a)	6,367	161,022
NVIDIA Corp.	5,262	760,675
ON Semiconductor Corp. (a)	17,948	251,990
Photronics, Inc. (a)	1,775	16,685
Rohm Co., Ltd.	3,600	277,341
Rudolph Technologies, Inc. (a)	8,766	200,303
Texas Instruments, Inc.	9,324	717,295
Towa Corp.	9,500	139,991
Ultra Clean Holdings, Inc. (a)	9,192	172,350

		6,403,743

Software—0.8%
Microsoft Corp.	11,544	795,728
Open Text Corp.	7,674	242,209
Symantec Corp.	12,912	364,764

		1,402,701

Specialty Retail—0.4%
American Eagle Outfitters, Inc.	5,370	64,709
Best Buy Co., Inc.	333	19,091
Big 5 Sporting Goods Corp. (b)	11,638	151,876
Bilia AB - A Shares	11,536	114,226
Foot Locker, Inc.	4,570	225,210
GameStop Corp. - Class A	4,894	105,759
Valora Holding AG	197	63,023

		743,894

Technology Hardware, Storage & Peripherals—2.3%
Apple, Inc.	19,390	2,792,548
Brother Industries, Ltd.	7,200	166,611
FUJIFILM Holdings Corp.	10,200	367,171
Hewlett Packard Enterprise Co.	16,410	272,242
HP, Inc.	16,668	291,356
Logitech International S.A. (b)	7,377	270,441

		4,160,369

Textiles, Apparel & Luxury Goods—0.0%
Chargeurs S.A.	2,572	71,385

Thrifts & Mortgage Finance—0.0%
Territorial Bancorp, Inc.	823	25,669

Tobacco—0.7%
Imperial Brands plc	11,332	509,568
Reynolds American, Inc.	10,215	664,383
Scandinavian Tobacco Group A/S (144A)	2,504	40,801

		1,214,752

Trading Companies & Distributors—0.5%
Aircastle, Ltd.	8,827	191,987
H&E Equipment Services, Inc.	755	15,410
Marubeni Corp.	55,300	358,020

Trading Companies & Distributors—(Continued)
Rush Enterprises, Inc. - Class A (a)	5,773	$214,640
Rush Enterprises, Inc. - Class B (a)	961	34,990

		815,047

Transportation Infrastructure—0.1%
Enav S.p.A. (144A)	24,448	105,376

Water Utilities—0.1%
SJW Group	2,222	109,278

Wireless Telecommunication Services—0.7%
NTT DoCoMo, Inc.	11,400	269,099
SoftBank Group Corp.	5,100	414,347
Vodafone Group plc	182,910	519,060

		1,202,506

Total Common Stocks (Cost $96,356,929)		106,851,622

U.S. Treasury & Government Agencies—29.2%

U.S. Treasury—29.2%
U.S. Treasury Bonds 3.000%, 11/15/44	1,267,000	1,307,386
3.125%, 02/15/43 (c)	2,538,000	2,681,356
4.375%, 05/15/41 (d)	2,607,000	3,341,746
4.500%, 05/15/38 (d)	2,854,000	3,695,374
5.375%, 02/15/31	1,139,000	1,530,798
6.875%, 08/15/25	1,351,000	1,824,958
7.625%, 11/15/22	1,986,000	2,561,630
7.875%, 02/15/21	1,839,000	2,236,756
U.S. Treasury Notes 0.625%, 11/30/17	489,000	487,991
0.750%, 02/28/18	1,607,000	1,602,103
0.875%, 07/31/19	1,483,000	1,467,243
1.000%, 06/30/19	1,483,000	1,471,993
1.125%, 03/31/20	1,471,000	1,455,772
1.500%, 02/28/19	1,483,000	1,486,070
1.875%, 10/31/17	7,500,000	7,518,795
2.000%, 05/31/21	1,839,000	1,857,677
2.000%, 11/15/21	2,022,000	2,039,062
2.000%, 02/15/23 (c)	6,568,000	6,571,080
2.125%, 08/31/20	1,766,000	1,794,422
2.250%, 07/31/18 (d)	1,325,000	1,338,095
2.375%, 08/15/24	2,027,000	2,057,879
3.125%, 05/15/19	1,483,000	1,530,851

Total U.S. Treasury & Government Agencies (Cost $52,570,837)		51,859,037

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—6.5%

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—6.5%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (b)	260,000	$4,911,400
Vanguard Emerging Markets Government Bond ETF	82,500	6,608,250

Total Mutual Funds (Cost $11,454,936)		11,519,650

Rights—0.0%

Construction & Engineering—0.0%
ACS Actividades de Construccion y Servicios S.A., Expires 07/17/17 (a)	3,259	2,606

Hotels, Restaurants & Leisure—0.0%
Collins Foods, Ltd., Expires 07/12/17 (a)	873	0

Oil, Gas & Consumable Fuels—0.0%
Repsol S.A., Expires 06/30/17 (a)	15,102	6,899

Total Rights (Cost $9,974)		9,505

Short-Term Investment—3.6%

Repurchase Agreement—3.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $6,341,224 on 07/03/17, collateralized by $6,475,000 U.S. Treasury Note at 0.875% due 03/31/18 with a value of $6,471,290.	6,341,160	6,341,160

Total Short-Term Investments (Cost $6,341,160)		6,341,160

Securities Lending Reinvestments (e)—2.3%

Repurchase Agreements—2.0%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $632,505 on 07/03/17, collateralized by $658,367 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $645,097.	632,448	632,448
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $80,007 on 07/03/17, collateralized by $79,693 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $81,600.	80,000	80,000
Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $40,004 on 07/03/17, collateralized by $40,669 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $40,800.	40,000	$40,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $300,233 on 07/03/17, collateralized by $65 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $333,547.	300,000	300,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $850,089 on 07/03/17, collateralized by $766,430 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $867,566.	850,000	850,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $850,095 on 07/03/17, collateralized by $1,694,953 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $867,101.	850,000	850,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $850,084 on 07/03/17, collateralized by $1,276,499 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $867,000.	850,000	850,000

		3,602,448

Time Deposits—0.3%
Australia New Zealand Bank 1.150%, 07/03/17	100,000	100,000
DZ Bank AG New York 1.060%, 07/03/17	200,000	200,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	100,000	100,000
Standard Chartered plc 1.200%, 07/03/17	200,000	200,000

		600,000

Total Securities Lending Reinvestments (Cost $4,202,448)		4,202,448

Total Investments—101.8% (Cost $170,936,284) (f)		180,783,422
Other assets and liabilities (net)—(1.8)%		(3,192,925)

Net Assets—100.0%		$177,590,497

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $4,063,340 and the collateral received consisted of cash in the amount of $4,202,448. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $1,845,238.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2017, the market value of securities pledged was $3,283,466.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(f)	As of June 30, 2017, the aggregate cost of investments was $170,936,284. The aggregate unrealized appreciation and depreciation of investments were $14,890,375 and $(5,043,237), respectively, resulting in net unrealized appreciation of $9,847,138.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $1,157,690, which is 0.7% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian Currency Futures	09/18/17	40	USD	3,052,676	$17,324
Euro Currency Futures	09/18/17	20	USD	2,857,234	9,516
Euro Stoxx 50 Index Futures	09/15/17	100	EUR	3,546,130	(131,496)
MSCI EAFE Mini Index Futures	09/15/17	25	USD	2,370,808	(8,808)
MSCI Emerging Markets Index Mini Futures	09/15/17	20	USD	1,006,346	1,954
Russell 2000 Index Mini Futures	09/15/17	83	USD	5,919,706	(50,361)
TOPIX Index Futures	09/07/17	25	JPY	397,886,250	44,354

Futures Contracts—Short
Japanese Yen Currency Futures	09/18/17	(40)	USD	(4,469,406)	14,406
S&P 500 Index E-Mini Futures	09/15/17	(5)	USD	(606,578)	1,353
U.S. Treasury Note 10 Year Futures	09/20/17	(1)	USD	(125,748)	217
U.S. Treasury Note 2 Year Futures	09/29/17	(19)	USD	(4,113,172)	7,093
U.S. Treasury Note 5 Year Futures	09/29/17	(4)	USD	(472,243)	899

Net Unrealized Depreciation					$(93,549)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3M LIBOR	1.437%	07/29/26	USD	6,000,000	$(391,413)
Pay	3M LIBOR	1.610%	05/18/26	USD	45,000,000	(2,217,676)
Pay	3M LIBOR	2.200%	05/31/27	USD	8,000,000	(46,543)

Net Unrealized Depreciation						$(2,655,632)

(EUR)—	Euro
(JPY)—	Japanese Yen
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$535,994	$49,236	$—	$585,230
Air Freight & Logistics	807,117	549,839	—	1,356,956
Airlines	548,615	784,393	—	1,333,008
Auto Components	703,452	725,138	—	1,428,590
Automobiles	1,447,524	2,397,476	—	3,845,000
Banks	3,060,904	3,918,684	—	6,979,588
Beverages	1,386,523	515,446	—	1,901,969
Biotechnology	2,384,317	35,350	—	2,419,667
Building Products	536,438	—	—	536,438
Capital Markets	1,428,599	—	—	1,428,599
Chemicals	1,619,395	1,738,289	—	3,357,684
Commercial Services & Supplies	428,555	533,871	—	962,426
Communications Equipment	981,318	—	—	981,318
Construction & Engineering	29,670	1,327,473	—	1,357,143
Construction Materials	—	576,702	—	576,702
Consumer Finance	83,166	—	—	83,166
Containers & Packaging	176,161	319,407	—	495,568
Diversified Financial Services	380,051	—	—	380,051
Diversified Telecommunication Services	2,749,846	1,151,379	—	3,901,225
Electric Utilities	2,170,423	995,822	—	3,166,245
Electrical Equipment	—	25,188	—	25,188
Electronic Equipment, Instruments & Components	1,385,320	901,771	—	2,287,091
Energy Equipment & Services	146,182	—	—	146,182
Equity Real Estate Investment Trusts	113,829	98,703	—	212,532
Food & Staples Retailing	870,948	298,817	—	1,169,765
Food Products	1,700,639	960,626	—	2,661,265
Gas Utilities	579,931	—	—	579,931
Health Care Equipment & Supplies	1,161,574	—	—	1,161,574
Health Care Providers & Services	5,114,428	—	—	5,114,428
Hotels, Restaurants & Leisure	2,239,931	1,256,667	—	3,496,598
Household Durables	1,197,739	1,604,788	—	2,802,527
Household Products	93,876	—	—	93,876
Independent Power and Renewable Electricity Producers	109,785	57,702	—	167,487
Industrial Conglomerates	700,554	521,046	—	1,221,600
Insurance	4,894,243	2,725,268	—	7,619,511
Internet & Direct Marketing Retail	313,632	—	—	313,632

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet Software & Services	$1,806,584	$—	$—	$1,806,584
IT Services	1,567,619	742,443	—	2,310,062
Machinery	1,205,313	843,122	—	2,048,435
Marine	—	178,374	—	178,374
Media	2,439,136	45,937	—	2,485,073
Metals & Mining	649,004	1,970,540	—	2,619,544
Mortgage Real Estate Investment Trusts	2,058,858	—	—	2,058,858
Multi-Utilities	343,455	519,370	—	862,825
Multiline Retail	647,253	—	—	647,253
Oil, Gas & Consumable Fuels	1,112,765	1,320,301	—	2,433,066
Paper & Forest Products	275,560	593,601	—	869,161
Personal Products	—	92,895	—	92,895
Pharmaceuticals	2,702,865	341,765	—	3,044,630
Professional Services	584,690	459,380	—	1,044,070
Real Estate Management & Development	—	427,610	—	427,610
Road & Rail	574,447	944,255	—	1,518,702
Semiconductors & Semiconductor Equipment	5,771,089	632,654	—	6,403,743
Software	1,402,701	—	—	1,402,701
Specialty Retail	566,645	177,249	—	743,894
Technology Hardware, Storage & Peripherals	3,626,587	533,782	—	4,160,369
Textiles, Apparel & Luxury Goods	—	71,385	—	71,385
Thrifts & Mortgage Finance	25,669	—	—	25,669
Tobacco	664,383	550,369	—	1,214,752
Trading Companies & Distributors	457,027	358,020	—	815,047
Transportation Infrastructure	—	105,376	—	105,376
Water Utilities	109,278	—	—	109,278
Wireless Telecommunication Services	—	1,202,506	—	1,202,506
Total Common Stocks	70,671,607	36,180,015	—	106,851,622
Total U.S. Treasury & Government Agencies*	—	51,859,037	—	51,859,037
Total Mutual Funds*	11,519,650	—	—	11,519,650
Rights
Construction & Engineering	2,606	—	—	2,606
Hotels, Restaurants & Leisure	—	0	—	0
Oil, Gas & Consumable Fuels	6,899	—	—	6,899
Total Rights	9,505	0	—	9,505
Total Short-Term Investment*	—	6,341,160	—	6,341,160
Total Securities Lending Reinvestments*	—	4,202,448	—	4,202,448
Total Investments	$82,200,762	$98,582,660	$—	$180,783,422

Collateral for Securities Loaned (Liability)	$—	$(4,202,448)	$—	$(4,202,448)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$97,116	$—	$—	$97,116
Futures Contracts (Unrealized Depreciation)	(190,665)	—	—	(190,665)
Total Futures Contracts	$(93,549)	$—	$—	$(93,549)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(2,655,632)	$—	$(2,655,632)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$180,783,422
Cash	1,779
Cash denominated in foreign currencies (c)	129,465
Receivable for:
Fund shares sold	14,256
Dividends and interest	597,316
Variation margin on futures contracts	645,122
Variation margin on centrally cleared swap contracts	62,083

Total Assets	182,233,443
Liabilities
Collateral for securities loaned	4,202,448
Payables for:
Fund shares redeemed	70,737
Due to Adviser	6,093
Accrued Expenses:
Management fees	98,698
Distribution and service fees	36,555
Deferred trustees’ fees	63,287
Other expenses	165,128

Total Liabilities	4,642,946

Net Assets	$177,590,497

Net Assets Consist of:
Paid in surplus	$169,766,482
Undistributed net investment income	1,221,442
Accumulated net realized loss	(499,756)
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	7,102,329

Net Assets	$177,590,497

Net Assets
Class B	$177,590,497
Capital Shares Outstanding*
Class B	16,098,339
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $170,936,284.
(b)	Includes securities loaned at value of $4,063,340.
(c)	Identified cost of cash denominated in foreign currencies was $128,253.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$1,919,155
Interest	432,151
Securities lending income	64,150

Total investment income	2,415,456
Expenses
Management fees	565,393
Administration fees	18,811
Deferred expense reimbursement	66,328
Custodian and accounting fees	36,349
Distribution and service fees—Class B	209,405
Audit and tax services	41,499
Legal	23,595
Trustees’ fees and expenses	26,454
Shareholder reporting	9,505
Insurance	555
Miscellaneous	7,246

Total expenses	1,005,140

Net Investment Income	1,410,316

Net Realized and Unrealized Gain
Net realized gain on:
Investments	2,375,333
Futures contracts	714,984
Swap contracts	141,199
Foreign currency transactions	11,432

Net realized gain	3,242,948

Net change in unrealized appreciation (depreciation) on:
Investments	6,137,263
Futures contracts	(216,353)
Swap contracts	474,683
Foreign currency transactions	8,075

Net change in unrealized appreciation	6,403,668

Net realized and unrealized gain	9,646,616

Net Increase in Net Assets From Operations	$11,056,932

(a)	Net of foreign withholding taxes of $90,790.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,410,316	$1,819,251
Net realized gain (loss)	3,242,948	(2,082,335)
Net change in unrealized appreciation	6,403,668	3,474,851

Increase in net assets from operations	11,056,932	3,211,767

From Distributions to Shareholders
Net investment income
Class B	(2,689,742)	(72,414)

Total distributions	(2,689,742)	(72,414)

Increase in net assets from capital share transactions	8,601,799	36,307,655

Total increase in net assets	16,968,989	39,447,008

Net Assets
Beginning of period	160,621,508	121,174,500

End of period	$177,590,497	$160,621,508

Undistributed net investment income
End of period	$1,221,442	$2,500,868

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	1,419,557	$15,493,248	4,912,986	$50,660,716
Reinvestments	242,976	2,689,742	6,983	72,414
Redemptions	(883,917)	(9,581,191)	(1,382,150)	(14,425,475)

Net increase	778,616	$8,601,799	3,537,819	$36,307,655

Increase derived from capital shares transactions		$8,601,799		$36,307,655

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014(a)
Net Asset Value, Beginning of Period	$10.48		$10.28		$10.51	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.09		0.13	(c)	0.09	(0.04)
Net realized and unrealized gain (loss) on investments	0.63		0.08		(0.19)	0.70

Total from investment operations	0.72		0.21		(0.10)	0.66

Less Distributions
Distributions from net investment income	(0.17)		(0.01)		(0.11)	(0.05)
Distributions from net realized capital gains	0.00		0.00		(0.02)	(0.10)

Total distributions	(0.17)		(0.01)		(0.13)	(0.15)

Net Asset Value, End of Period	$11.03		$10.48		$10.28	$10.51

Total Return (%) (d)	6.86	(e)	1.99		(0.98)	6.52	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	(f)	1.20		1.35	2.98	(f)
Net ratio of expenses to average net assets (%) (g)	1.20	(f)	1.20		1.20	1.20	(f)
Ratio of net investment income (loss) to average net assets (%)	1.68	(f)	1.23	(c)	0.87	(0.51	)(f)
Portfolio turnover rate (%)	23	(e)	49		23	19	(e)
Net assets, end of period (in millions)	$177.6		$160.6		$121.2	$37.1

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 14, 2014 and it invests in commodity-related instruments such as futures, options, and swap contracts. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Allianz Global Investors U.S. LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2017, the Portfolio held $0 in the Subsidiary.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946–Financial Services–Investment Companies and Topic 820–Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued

BHFTI-18

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value (“NAV”) to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete

BHFTI-19

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (“REITs”), passive foreign investment companies (“PFICs”), swap transactions, adjustments to prior period accumulated balances and premium amortization. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-20

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $6,341,160. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $3,602,448. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Consolidated Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(1,246,546)	$—	$—	$—	$(1,246,546)
Mutual Funds	(2,955,902)	—	—	—	(2,955,902)
Total	$(4,202,448)	$—	$—	$—	$(4,202,448)
Total Borrowings	$(4,202,448)	$—	$—	$—	$(4,202,448)
Gross amount of recognized liabilities for securities lending transactions					$(4,202,448)

BHFTI-21

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These

BHFTI-22

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$2,655,632
	Unrealized appreciation on futures contracts (a) (c)	$8,209
Equity	Unrealized appreciation on futures contracts (a) (c)	47,661	Unrealized depreciation on futures contracts (a) (c)	190,665
Foreign Exchange	Unrealized appreciation on futures contracts (a) (c)	41,246

Total		$97,116		$2,846,297

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(5,472)	$(5,472)
Futures contracts	(302,827)	1,017,811	—	714,984
Swap contracts	141,199	—	—	141,199

	$(161,628)	$1,017,811	$(5,472)	$850,711

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$(110,526)	$(147,073)	$41,246	$(216,353)
Swap contracts	474,683	—	—	474,683

	$364,157	$(147,073)	$41,246	$258,330

BHFTI-23

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$7,560,215
Futures contracts short	(10,158,490)
Swap contracts	52,333,333

‡	Averages are based on activity levels during the period.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTI-24

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$37,717,570	$1,977,000	$38,731,822

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$565,393	0.675%	First $250 million
	0.650%	$250 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managaing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2018. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement Class B	Expenses Deferred in 2014 Subject to repayment until December 31, 2017	Expenses Deferred in 2015 Subject to repayment until December 31, 2018
1.20%	$76,971	$118,545

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of June 30, 2017, the Adviser was repaid $66,328 by the Portfolio which was deferred in 2014. This amount is shown as Deferred expense reimbursement in the Consolidated Statement of Operations. There were no expenses deferred by the Adviser for the period ended June 30, 2017.

BHFTI-25

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$72,414	$1,299,972	$—	$72,580	$72,414	$1,372,552

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$2,618,019	$—	$224,387	$(3,336,613)	$(494,207)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the accumulated short-term capital losses were $840,644 and the accumulated long-term capital losses were $2,495,969.

BHFTI-26

Brighthouse Funds Trust I

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

11. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-27

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
13,756,211	600,355	896,589

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	14,152,977	1,100,179
Robert Boulware	14,192,379	1,060,778
Susan C. Gause	14,189,598	1,063,559
Nancy Hawthorne	14,178,825	1,074,331
Barbara A. Nugent	14,171,806	1,081,351
John Rosenthal	14,161,349	1,091,808
Linda B. Strumpf	14,183,815	1,069,342
Dawn M. Vroegop	14,184,365	1,068,791

BHFTI-28

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2017, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 8.62% and 8.36%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.27%.

ECONOMIC AND MARKET REVIEW

The first half of the year was marked by the U.S. Federal Reserve (the “Fed”) raising rates twice, both times in 0.25% increments, from 0.75% to 1.25%. In addition, the Fed has suggested another rate hike in 2017 as well as the beginning of ”a balance sheet normalization”, with reference to the Fed’s plan to start reducing its enormous balance sheet of approximately $4.5 trillion worth of primarily U.S. government bonds and mortgage securities. The Fed’s move comes on the back of continued slow but steady growth in the U.S., currently at the tune of 2% annually. However, despite the muted growth, the current eight-year-long economic expansion has driven the unemployment rate down to 4.3% as of this writing. This is a level not witnessed since 2000, and before that, one would have to go all the way back to 1969 to see a level that low. This level is noticeably below the long-run “normal” level of unemployment, typically defined by the Fed as being between 4.5 to 5.0%. As such, unemployment should not be expected to go much lower, despite the tailwind from more than 6 million current job openings, which would lower the unemployment rate by another approximately 4% if they were all filled. If the job market continues to tighten, however, it would not be a surprise to see stronger growth in wages, which in turn would help push core inflation above the current level of 1.9%, and above the Fed’s stated target of 2%.

Another factor pushing core inflation upward is housing expenses. After a game-changing collapse in housing leading up to the Financial Crisis, surviving homebuilders are still only cautiously embarking on new projects, despite an existing inventory of housing of only slightly more than four months. This, in turn, has led to an increase in the cost of renting and owning, a trend that could continue if interest rates continue to rise.

In addition to relatively healthy economic data, financial markets have been busy interpreting the impact of the potential shift in the regulatory environment and in fiscal policies that followed the November election. The result was a very healthy gain for stocks during the first two months of the year, as financial markets seemed to price in a complete and swift implementation of everything promised before and after the election. However, as investors got into March, expectations were lowered, epitomized by the Republican withdrawal of the healthcare bill. This led to sideways movement of U.S. stock prices until the second half of May, where another push higher led the U.S. stock market, as defined by the S&P 500 Index, to a very strong mid-year return of 9.34%. The robust returns were led by Information Technology and Healthcare, which returned 16.62% and 16.47% respectively. At the other end of the scale was Energy and Telecommunication Services, which fell 13.82% and 10.77%, in that order. Large cap stocks outperformed both mid cap stocks and small cap stocks, which returned 7.99% and 4.99%, respectively, as measured by the Russell Mid Cap Index and the Russell 2000 Index.

Despite the strong performance of U.S. equity markets, non-U.S. equities fared even better. Foreign developed equity, as defined by the MSCI EAFE index, returned 13.81% during the first six months of the year, driven by relatively cheap valuations and a European economy that seems to be in recovery mode. Emerging Market (“EM”) equity was the best performing major asset class, returning 18.43% as defined by the MSCI EM Index. The strong returns were primarily driven by Asian economies, led by Korea, China and Taiwan, which returned 28.78%, 24.86% and 21.58%, respectively, according to their MSCI country-specific indices. European emerging markets were the laggard, primarily because of a negative return of 14.18% coming out of Russia, as defined by the MSCI Russia Index.

In the fixed income world, there was a slight curve-flattening during the first half of the year. The 1-year U.S. Treasury rate rose from 0.80% to 1.23%, but longer-term rates were, surprisingly, down slightly for the first six months of the year. The 5-year rates moved from 1.94% to 1.89%, the 10-year rate moved from 2.44% to 2.30%, and the 30-year rate moved from 3.05% to 2.83%, as the market responded to lower than expected inflation, and diminished hope that the economy can break out of the current 2% growth environment any time soon. However, the confirmation of steady economic growth, fueled strong returns for corporate bonds, and more so in in the low-quality end of the spectrum. As such, the lowest quality corporate bonds returned 6.59% during first half of the year, as measured by the Bloomberg Barclays U.S. High Yield Caa Index. Much of the strong return came out of the energy sector during the first quarter of the year, as surviving energy related companies have had a chance to adjust their businesses to low energy prices.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Balanced Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% fixed income to 65% to equities.

Over the six month period, the Portfolio outperformed the Dow Jones Moderate Index. An underweight to foreign bonds and poor security selection within the underlying fixed income funds was a drag on relative performance, but an overweight to U.S. large cap equities and strong security selection within the international equity funds was enough to outperform the benchmark.

During the second quarter of 2017, the contribution to relative performance from the underlying U.S. equity funds was mixed, but overall generated a small boost to returns. The biggest detractor from relative performance was the American Funds IS Blue Chip Income & Growth Fund, which underperformed its benchmark by

BHFTI-1

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

1.62%. The main drivers of underperformance were overweights to Energy, and poor security selection within Energy, Technology, Basic Materials, and Financial Services. Furthermore, the fund’s value tilt versus its benchmark served as a headwind. Another detractor from performance was the American Funds American Mutual Fund, which underperformed its benchmark by 0.93%. This fund also suffered from its value tilt versus its benchmark, in addition to overweights to Energy and Communication Services, and poor security selection within Technology. The best performing underlying U.S. equity fund was the American Funds IS Growth Fund, which outperformed its benchmark by 2.32% for the quarter. The fund’s growth tilt versus its benchmark was a strong contributor to performance, as was strong security selection within Consumer Discretionary, Healthcare, and Technology.

The underlying non-U.S. equity funds all contributed positively to relative performance. The biggest contributor was the American Funds IS International Fund, which outperformed its benchmark by 2.26% for the quarter. The fund benefitted from strong security selection, primarily within Consumer Discretionary, Financial Services, Technology and Utilities. However, the fund’s growth tilt versus its benchmark served as a tailwind. Another strong performer was the American Funds IS International Growth & Income Fund, which outperformed its benchmark by 1.46% over the period. While an underweight to, and poor security selection within Technology was a detractor from relative performance, strong security selection within Industrials and Financial Services were enough to outperform the benchmark. Finally, the American Funds IS Global Small Cap Fund managed to beat its benchmark as well. For the second quarter of 2017, the fund outperformed by 0.43%. The primary drivers of outperformance were security selection within Consumer Staples and Consumer Discretionary, as well as an overweight to Healthcare.

Overall, the fixed income funds’ contribution to relative return was negative for the second quarter of 2017. The American Funds IS High-Income Bond Fund was the biggest detractor from performance, and underperformed its benchmark by 0.56% for the quarter. While the fund benefitted from its positions in municipal bonds and utility bonds, it was not enough to compensate for the drag on relative performance from the fund’s positions in Financials, Industrials, and U.S. Treasuries. The American Funds IS U.S. Government/AAA-Rated Securities Fund was also a drag on relative performance, as it underperformed its benchmark by 0.18% for the quarter. While positions in U.S. Treasuries and mortgage bonds helped returns, the drag from positions in investment grade bonds and U.S. agency bonds proved too big of a headwind to overcome. The American Funds IS Global Bond Fund on the other hand, was able to outperform its benchmark by 0.11% for the quarter. The main drivers of return were investments in EM bonds, U.S. agency bonds, and high yield corporate bonds, whereas positions in investment grade bonds and non-U.S. developed market bonds were a drag on performance.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
American Funds Balanced Allocation Portfolio
Class B	8.62	12.90	9.65	6.03
Class C	8.36	12.42	9.32	5.71
Dow Jones Moderate Index	7.27	10.35	7.87	5.62

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
American Funds Bond Fund (Class 1)	12.4
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	10.4
American Funds Growth Fund (Class 1)	9.2
American Funds Growth-Income Fund (Class 1)	9.2
American Funds International Growth and Income Fund (Class 1)	8.2
American Funds American Mutual Fund (Class R-6)	8.1
American Funds AMCAP Fund (Class R-6)	8.1
American Funds Blue Chip Income and Growth Fund (Class 1)	8.1
American Funds Fundamental Investors Fund (Class R-6)	8.1
American Funds International Fund (Class 1)	6.2

BHFTI-3

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class B(a)	Actual	0.73%	$1,000.00	$1,086.20	$3.78
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class C(a)	Actual	1.03%	$1,000.00	$1,083.60	$5.32
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	13,269,652	$392,383,618
American Funds American Mutual Fund (Class R-6)	10,077,088	392,401,821
American Funds Blue Chip Income and Growth Fund (Class 1)	28,503,970	391,644,545
American Funds Bond Fund (Class 1) (a)	55,061,589	597,968,858
American Funds Fundamental Investors Fund (Class R-6)	6,647,511	391,604,875
American Funds Global Bond Fund (Class 1) (a)	11,940,318	139,940,527
American Funds Global Small Capitalization Fund (Class 1)	6,509,307	148,021,652
American Funds Growth Fund (Class 1)	6,320,683	442,953,471
American Funds Growth-Income Fund (Class 1)	9,708,582	442,420,098
American Funds High-Income Bond Fund (Class 1) (a)	18,520,595	194,836,662
American Funds International Fund (Class 1)	15,163,948	298,274,867
American Funds International Growth and Income Fund (Class 1) (a)	23,743,185	396,511,187
American Funds New World Fund (Class 1)	4,351,114	98,161,137
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	41,003,796	501,886,461

Total Mutual Funds (Cost $4,377,068,366)		4,829,009,779

Total Investments—100.1% (Cost $4,377,068,366) (b)		4,829,009,779
Other assets and liabilities (net)—(0.1)%		(2,640,802)

Net Assets—100.0%		$4,826,368,977

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	As of June 30, 2017, the aggregate cost of investments was $4,377,068,366. The aggregate unrealized appreciation and depreciation of investments were $479,237,739 and $(27,296,326), respectively, resulting in net unrealized appreciation of $451,941,413.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,829,009,779	$—	$—	$4,829,009,779
Total Investments	$4,829,009,779	$—	$—	$4,829,009,779

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a)	$2,997,866,084
Affiliated investments at value (b)	1,831,143,695
Cash	2,091
Receivable for:
Investments sold	1,630,489
Fund shares sold	696,206

Total Assets	4,831,338,565
Liabilities
Payables for:
Fund shares redeemed	2,328,787
Accrued Expenses:
Management fees	229,757
Distribution and service fees	2,186,065
Deferred trustees’ fees	115,782
Other expenses	109,197

Total Liabilities	4,969,588

Net Assets	$4,826,368,977

Net Assets Consist of:
Paid in surplus	$4,224,179,877
Undistributed net investment income	5,038,628
Accumulated net realized gain	145,209,059
Unrealized appreciation on investments and affiliated investments	451,941,413

Net Assets	$4,826,368,977

Net Assets
Class B	$8,945,548
Class C	4,817,423,429
Capital Shares Outstanding*
Class B	904,933
Class C	490,405,000
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.89
Class C	9.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,540,535,222.
(b)	Identified cost of affiliated investments was $1,836,533,144.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$12,161,745
Dividends from Affiliated Underlying Portfolios	7,898,595

Total investment income	20,060,340
Expenses
Management fees	1,368,341
Administration fees	10,997
Custodian and accounting fees	13,578
Distribution and service fees—Class B	11,008
Distribution and service fees—Class C	12,981,983
Audit and tax services	15,255
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	36,230
Insurance	15,646
Miscellaneous	15,769

Total expenses	14,513,509

Net Investment Income	5,546,831

Net Realized and Unrealized Gain
Net realized gain on:
Investments	40,512,386
Affiliated investments	901,388
Capital gain distributions from Underlying Portfolios	98,180,142
Capital gain distributions from Affiliated Underlying Portfolios	9,462,370

Net realized gain	149,056,286

Net change in unrealized appreciation on:
Investments	151,920,637
Affiliated investments	76,696,278

Net change in unrealized appreciation	228,616,915

Net realized and unrealized gain	377,673,201

Net Increase in Net Assets From Operations	$383,220,032

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,546,831	$58,196,843
Net realized gain	149,056,286	257,065,059
Net change in unrealized appreciation	228,616,915	25,346,531

Increase in net assets from operations	383,220,032	340,608,433

From Distributions to Shareholders
Net investment income
Class B	(159,160)	(153,900)
Class C	(71,715,057)	(73,536,216)
Net realized capital gains
Class B	(445,987)	(655,021)
Class C	(240,889,036)	(382,742,713)

Total distributions	(313,209,240)	(457,087,850)

Increase in net assets from capital share transactions	142,614,487	200,979,185

Total increase in net assets	212,625,279	84,499,768

Net Assets
Beginning of period	4,613,743,698	4,529,243,930

End of period	$4,826,368,977	$4,613,743,698

Undistributed net investment income
End of period	$5,038,628	$71,366,014

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	45,810	$469,178	151,526	$1,464,305
Reinvestments	61,250	605,147	86,981	808,921
Redemptions	(57,089)	(590,206)	(89,370)	(863,395)

Net increase	49,971	$484,119	149,137	$1,409,831

Class C
Sales	6,673,624	$67,388,771	17,425,333	$169,725,991
Reinvestments	31,833,411	312,604,093	49,380,836	456,278,929
Redemptions	(23,456,789)	(237,862,496)	(43,918,225)	(426,435,566)

Net increase	15,050,246	$142,130,368	22,887,944	$199,569,354

Increase derived from capital shares transactions		$142,614,487		$200,979,185

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.76		$10.07	$10.84	$11.50	$10.51	$9.52

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.15	0.16	0.20	0.16	0.18
Net realized and unrealized gain (loss) on investments	0.81		0.60	(0.17)	0.46	1.71	1.11

Total from investment operations	0.84		0.75	(0.01)	0.66	1.87	1.29

Less Distributions
Distributions from net investment income	(0.19)		(0.20)	(0.19)	(0.19)	(0.19)	(0.20)
Distributions from net realized capital gains	(0.52)		(0.86)	(0.57)	(1.13)	(0.69)	(0.10)

Total distributions	(0.71)		(1.06)	(0.76)	(1.32)	(0.88)	(0.30)

Net Asset Value, End of Period	$9.89		$9.76	$10.07	$10.84	$11.50	$10.51

Total Return (%) (b)	8.62	(c)	8.04	(0.33)	6.38	18.91	13.80

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.31	0.32
Ratio of net investment income to average net assets (%) (f)	0.54	(e)	1.55	1.49	1.81	1.52	1.78
Portfolio turnover rate (%)	3	(c)	8	9	7	33	14
Net assets, end of period (in millions)	$8.9		$8.3	$7.1	$5.8	$4.5	$3.0

	Class C
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.69		$9.99	$10.76	$11.42	$10.44	$9.45

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.12	0.11	0.15	0.13	0.13
Net realized and unrealized gain (loss) on investments	0.80		0.61	(0.16)	0.47	1.69	1.13

Total from investment operations	0.81		0.73	(0.05)	0.62	1.82	1.26

Less Distributions
Distributions from net investment income	(0.16)		(0.17)	(0.15)	(0.15)	(0.15)	(0.17)
Distributions from net realized capital gains	(0.52)		(0.86)	(0.57)	(1.13)	(0.69)	(0.10)

Total distributions	(0.68)		(1.03)	(0.72)	(1.28)	(0.84)	(0.27)

Net Asset Value, End of Period	$9.82		$9.69	$9.99	$10.76	$11.42	$10.44

Total Return (%) (b)	8.36	(c)	7.81	(0.71)	6.05	18.53	13.53

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.61	(e)	0.61	0.61	0.61	0.61	0.62
Ratio of net investment income to average net assets (%) (f)	0.23	(e)	1.28	1.05	1.36	1.17	1.30
Portfolio turnover rate (%)	3	(c)	8	9	7	33	14
Net assets, end of period (in millions)	$4,817.4		$4,605.4	$4,522.1	$4,909.1	$4,894.3	$4,385.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”). The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-9

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$134,653,893	$0	$191,985,141

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$1,368,341	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B and Class C Shares. Brighthouse Securities, LLC

BHFTI-10

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of Affiliated Underlying Portfolios during the six months ended June 30, 2017 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
American Funds Bond Fund (Class 1)	53,776,195	1,308,645	(23,251)	55,061,589
American Funds Global Bond Fund (Class 1)	11,664,297	278,000	(1,979)	11,940,318
American Funds High-Income Bond Fund (Class 1)	18,393,278	225,552	(98,235)	18,520,595
American Funds International Growth and Income Fund (Class 1)*	24,685,875	63,294	(1,005,984)	23,743,185
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1)	40,735,905	285,145	(17,254)	41,003,796

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of June 30, 2017. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2017
American Funds Bond Fund (Class 1)	$11,270	$8,620,461	$3,394,306	$597,968,858
American Funds Global Bond Fund (Class 1)	1,327	841,909	—	139,940,527
American Funds High-Income Bond Fund (Class 1)	7,245	—	2,360,480	194,836,662
American Funds International Growth and Income Fund (Class 1)	889,764	—	715,215	396,511,187
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1)	(8,218)	—	1,428,594	501,886,461

	$901,388	$9,462,370	$7,898,595	$1,831,143,695

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-11

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$73,690,116	$66,848,190	$383,397,734	$251,469,951	$457,087,850	$318,318,141

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$71,467,836	$240,995,423	$219,816,871	$—	$532,280,130

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

BHFTI-12

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
442,662,926	14,294,438	21,092,935

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	454,954,316	23,095,982
Robert Boulware	455,722,626	22,327,673
Susan C. Gause	456,206,652	21,843,646
Nancy Hawthorne	455,543,865	22,506,433
Barbara A. Nugent	456,001,860	22,048,439
John Rosenthal	455,528,291	22,522,007
Linda B. Strumpf	454,914,108	23,136,191
Dawn M. Vroegop	455,602,150	22,448,149

BHFTI-13

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 10.43% and 10.35%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 8.91%.

ECONOMIC AND MARKET REVIEW

The first half of the year was marked by the U.S. Federal Reserve (the “Fed”) raising rates twice, both times in 0.25% increments, from 0.75% to 1.25%. In addition, the Fed has suggested another rate hike in 2017 as well as the beginning of ”a balance sheet normalization”, with reference to the Fed’s plan to start reducing its enormous balance sheet of approximately $4.5 trillion worth of primarily U.S. government bonds and mortgage securities. The Fed’s move comes on the back of continued slow but steady growth in the U.S., currently at the tune of 2% annually. However, despite the muted growth, the current eight-year-long economic expansion has driven the unemployment rate down to 4.3% as of this writing. This is a level not witnessed since 2000, and before that, one would have to go all the way back to 1969 to see a level that low. This level is noticeably below the long-run “normal” level of unemployment, typically defined by the Fed as being between 4.5 to 5.0%. As such, unemployment should not be expected to go much lower, despite the tailwind from more than 6 million current job openings, which would lower the unemployment rate by another approximately 4% if they were all filled. If the job market continues to tighten, however, it would not be a surprise to see stronger growth in wages, which in turn would help push core inflation above the current level of 1.9%, and above the Fed’s stated target of 2%.

Another factor pushing core inflation upward is housing expenses. After a game-changing collapse in housing leading up to the Financial Crisis, surviving homebuilders are still only cautiously embarking on new projects, despite an existing inventory of housing of only slightly more than four months. This, in turn, has led to an increase in the cost of renting and owning, a trend that could continue if interest rates continue to rise.

In addition to relatively healthy economic data, financial markets have been busy interpreting the impact of the potential shift in the regulatory environment and in fiscal policies that followed the November election. The result was a very healthy gain for stocks during the first two months of the year, as financial markets seemed to price in a complete and swift implementation of everything promised before and after the election. However, as investors got into March, expectations were lowered, epitomized by the Republican withdrawal of the healthcare bill. This led to sideways movement of U.S. stock prices until the second half of May, where another push higher led the U.S. stock market, as defined by the S&P 500 Index, to a very strong mid-year return of 9.34%. The robust returns were led by Information Technology and Healthcare, which returned 16.62% and 16.47%, respectively. At the other end of the scale was Energy and Telecommunication Services, which fell 13.82% and 10.77%, in that order. Large cap stocks outperformed both mid cap stocks and small cap stocks, which returned 7.99% and 4.99%, respectively, as measured by the Russell Mid Cap Index and the Russell 2000 Index.

Despite the strong performance of U.S. equity markets, non-U.S. equities fared even better. Foreign developed equity, as defined by the MSCI EAFE Index, returned 13.81% during the first six months of the year, driven by relatively cheap valuations and a European economy that seems to be in recovery mode. Emerging Market (“EM”) equity was the best performing major asset class, returning 18.43% as defined by the MSCI EM Index. The strong returns were primarily driven by Asian economies, led by Korea, China and Taiwan, which returned 28.78%, 24.86% and 21.58%, respectively, according to their MSCI country-specific indices. European emerging markets were the laggard, primarily because of a negative return of 14.18% coming out of Russia, as defined by the MSCI Russia Index.

In the fixed income world, there was a slight curve-flattening during the first half of the year. The 1-year U.S. Treasury rate rose from 0.80% to 1.23%, but longer-term rates were, surprisingly, down slightly for the first six months of the year. The 5-year rates moved from 1.94% to 1.89%, the 10-year rate moved from 2.44% to 2.30%, and the 30-year rate moved from 3.05% to 2.83%, as the market responded to lower than expected inflation, and diminished hope that the economy can break out of the current 2% growth environment any time soon. However, the confirmation of steady economic growth, fueled strong returns for corporate bonds, and more so in in the low-quality end of the spectrum. As such, the lowest quality corporate bonds returned 6.59% during first half of the year, as measured by the Bloomberg Barclays U.S. High Yield Caa Index. Much of the strong return came out of the energy sector during the first quarter of the year, as surviving energy related companies have had a chance to adjust their businesses to low energy prices.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Growth Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% fixed income and 85% to equities.

Over the six month period, the Portfolio outperformed the Dow Jones Moderately Aggressive Index. While poor security selection within the underlying fixed income funds was a drag on relative performance, the combination of an overweight to U.S. large cap equities and strong security selection within the international equity funds was enough to outperform the benchmark.

During the second quarter of 2017, the contribution to relative performance from the underlying U.S. equity funds was mixed, but overall generated a small boost to returns. The biggest detractor from relative performance was the American Funds IS Blue Chip Income & Growth Fund, which underperformed its benchmark by

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

1.62%. The main drivers of underperformance were overweights to Energy, and poor security selection within Energy, Technology, Basic Materials, and Financial Services. Furthermore, the fund’s value tilt versus its benchmark served as a headwind. Another detractor from performance was the American Funds American Mutual Fund, which underperformed its benchmark by 0.93%. This fund also suffered from its value tilt versus its benchmark, in addition to overweights to Energy and Communication Services, and poor security selection within Technology. The best performing underlying U.S. equity fund was the American Funds IS Growth Fund, which outperformed its benchmark by 2.32% for the quarter. The fund’s growth tilt versus its benchmark was a strong contributor to performance, as was strong security selection within Consumer Discretionary, Healthcare, and Technology.

The underlying non-U.S. equity funds all contributed positively to relative performance. The biggest contributor was the American Funds IS International Fund, which outperformed its benchmark by 2.26% for the quarter. The fund benefitted from strong security selection, primarily within Consumer Discretionary, Financial Services, Technology and Utilities. However, the funds growth tilt versus its benchmark served as a tailwind. Another strong performer was the American Funds IS International Growth & Income Fund, which outperformed its benchmark by 1.46% over the period. While an underweight to, and poor security selection within Technology was a detractor from relative performance, strong security selection within Industrials and Financial Services were enough to outperform the benchmark. Finally, the American Funds IS Global Small Cap Fund managed to beat its benchmark as well. For the second quarter of 2017, the fund outperformed by 0.43%. The primary drivers of outperformance were security selection within Consumer Staples and Consumer Discretionary, as well as an overweight to Healthcare.

Overall, the fixed income funds’ contribution to relative return was negative for the second quarter of 2017. The American Funds IS High-Income Bond Fund was the biggest detractor from performance, and underperformed its benchmark by 0.56% for the quarter. While the fund benefitted from its positions in municipal bonds and utility bonds, it was not enough to compensate for the drag on relative performance from the fund’s positions in financials, industrials, and U.S. Treasuries. The American Funds IS U.S. Government/AAA-Rated Securities Fund was also a drag on relative performance, as it underperformed its benchmark by 0.18% for the quarter. While positions in U.S. Treasuries and mortgage bonds helped returns, the drag from positions in investment grade bonds and U.S. agency bonds proved too big of a headwind to overcome. The American Funds IS Global Bond Fund on the other hand, was able to outperform its benchmark by 0.11% for the quarter. The main drivers of return were investments in EM bonds, U.S. agency bonds, and high yield corporate bonds, whereas positions in investment grade bonds and non-U.S. developed market bonds were a drag on performance.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
American Funds Growth Allocation Portfolio
Class B	10.43	16.62	11.84	6.40
Class C	10.35	16.32	11.51	6.07
Dow Jones Moderately Aggressive Index	8.91	14.97	9.95	6.25

1 The Dow Jones Moderately Aggressive Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	12.1
American Funds Fundamental Investors Fund (Class R-6)	11.0
American Funds Growth Fund (Class 1)	11.0
American Funds International Growth and Income Fund (Class 1)	10.1
American Funds Growth-Income Fund (Class 1)	10.1
American Funds American Mutual Fund (Class R-6)	10.0
American Funds Blue Chip Income and Growth Fund (Class 1)	10.0
American Funds International Fund (Class 1)	8.0
American Funds Global Small Capitalization Fund (Class 1)	5.0
American Funds Bond Fund (Class 1)	3.9

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class B(a)	Actual	0.75%	$1,000.00	$1,104.30	$3.91
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class C(a)	Actual	1.05%	$1,000.00	$1,103.50	$5.48
	Hypothetical*	1.05%	$1,000.00	$1,019.59	$5.26

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	12,576,237	$371,879,323
American Funds American Mutual Fund (Class R-6)	7,916,903	308,284,222
American Funds Blue Chip Income and Growth Fund (Class 1)	22,312,091	306,568,129
American Funds Bond Fund (Class 1)	10,978,763	119,229,370
American Funds Fundamental Investors Fund (Class R-6)	5,758,931	339,258,600
American Funds Global Bond Fund (Class 1)	5,130,209	60,126,051
American Funds Global Small Capitalization Fund (Class 1)	6,819,234	155,069,392
American Funds Growth Fund (Class 1)	4,838,893	339,109,623
American Funds Growth-Income Fund (Class 1)	6,801,934	309,964,152
American Funds High-Income Bond Fund (Class 1) (a)	8,636,882	90,859,996
American Funds International Fund (Class 1)	12,593,423	247,712,631
American Funds International Growth and Income Fund (Class 1) (a)	18,608,464	310,761,341

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	4,112,006	92,766,848
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	2,420,595	29,628,087

Total Mutual Funds (Cost $2,675,543,422)		3,081,217,765

Total Investments—100.1% (Cost $2,675,543,422) (b)		3,081,217,765
Other assets and liabilities (net)—(0.1)%		(1,757,334)

Net Assets—100.0%		$3,079,460,431

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	As of June 30, 2017, the aggregate cost of investments was $2,675,543,422. The aggregate unrealized appreciation and depreciation of investments were $413,956,912 and $(8,282,569), respectively, resulting in net unrealized appreciation of $405,674,343.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,081,217,765	$—	$—	$3,081,217,765
Total Investments	$3,081,217,765	$—	$—	$3,081,217,765

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a)	$2,679,596,428
Affiliated investments at value (b)	401,621,337
Cash	1,335
Receivable for:
Investments sold	1,358,918
Fund shares sold	1,197,506

Total Assets	3,083,775,524
Liabilities
Payables for:
Fund shares redeemed	2,557,759
Accrued Expenses:
Management fees	157,857
Distribution and service fees	1,391,941
Deferred trustees’ fees	115,782
Other expenses	91,754

Total Liabilities	4,315,093

Net Assets	$3,079,460,431

Net Assets Consist of:
Paid in surplus	$2,590,131,190
Undistributed net investment income	2,502,736
Accumulated net realized gain	81,152,162
Unrealized appreciation on investments and affiliated investments	405,674,343

Net Assets	$3,079,460,431

Net Assets
Class B	$22,087,786
Class C	3,057,372,645
Capital Shares Outstanding*
Class B	2,348,777
Class C	327,779,445
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.40
Class C	9.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,282,810,914.
(b)	Identified cost of affiliated investments was $392,732,508.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$10,601,895
Dividends from Affiliated Underlying Portfolios	1,660,633

Total investment income	12,262,528
Expenses
Management fees	934,053
Administration fees	10,997
Custodian and accounting fees	13,578
Distribution and service fees—Class B	26,480
Distribution and service fees—Class C	8,170,779
Audit and tax services	15,255
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	23,931
Insurance	9,617
Miscellaneous	11,173

Total expenses	9,260,565

Net Investment Income	3,001,963

Net Realized and Unrealized Gain
Net realized gain on:
Investments	25,478,168
Affiliated investments	720,142
Capital gain distributions from Underlying Portfolios	77,361,205

Net realized gain	103,559,515

Net change in unrealized appreciation on:
Investments	147,400,905
Affiliated investments	37,984,165

Net change in unrealized appreciation	185,385,070

Net realized and unrealized gain	288,944,585

Net Increase in Net Assets From Operations	$291,946,548

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,001,963	$33,478,838
Net realized gain	103,559,515	210,403,083
Net change in unrealized appreciation (depreciation)	185,385,070	(2,214,621)

Increase in net assets from operations	291,946,548	241,667,300

From Distributions to Shareholders
Net investment income
Class B	(328,317)	(332,459)
Class C	(37,995,963)	(36,279,985)
Net realized capital gains
Class B	(1,382,385)	(2,042,245)
Class C	(194,539,331)	(282,526,810)

Total distributions	(234,245,996)	(321,181,499)

Increase in net assets from capital share transactions	157,232,841	107,751,790

Total increase in net assets	214,933,393	28,237,591

Net Assets
Beginning of period	2,864,527,038	2,836,289,447

End of period	$3,079,460,431	$2,864,527,038

Undistributed net investment income
End of period	$2,502,736	$37,825,053

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	102,473	$997,304	217,916	$2,019,149
Reinvestments	182,183	1,710,702	274,850	2,374,704
Redemptions	(112,756)	(1,109,486)	(336,603)	(3,078,518)

Net increase	171,900	$1,598,520	156,163	$1,315,335

Class C
Sales	8,431,875	$81,166,145	12,361,553	$112,890,963
Reinvestments	24,976,938	232,535,294	37,156,969	318,806,795
Redemptions	(16,327,797)	(158,067,118)	(35,619,883)	(325,261,303)

Net increase	17,081,016	$155,634,321	13,898,639	$106,436,455

Increase derived from capital shares transactions		$157,232,841		$107,751,790

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.23		$9.57	$10.43	$11.76	$10.10	$8.80

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.13	0.13	0.18	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.94		0.68	(0.14)	0.47	2.27	1.30

Total from investment operations	0.96		0.81	(0.01)	0.65	2.43	1.45

Less Distributions
Distributions from net investment income	(0.15)		(0.16)	(0.17)	(0.16)	(0.15)	(0.15)
Distributions from net realized capital gains	(0.64)		(0.99)	(0.68)	(1.82)	(0.62)	0.00

Total distributions	(0.79)		(1.15)	(0.85)	(1.98)	(0.77)	(0.15)

Net Asset Value, End of Period	$9.40		$9.23	$9.57	$10.43	$11.76	$10.10

Total Return (%) (b)	10.43	(c)	9.28	(0.51)	6.72	25.44	16.54

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.32	0.32	0.33
Ratio of net investment income to average net assets (%) (f)	0.50	(e)	1.43	1.28	1.67	1.44	1.57
Portfolio turnover rate (%)	3	(c)	9	8	9	42	17
Net assets, end of period (in millions)	$22.1		$20.1	$19.3	$17.5	$14.2	$9.7

	Class C
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.15		$9.49	$10.34	$11.67	$10.02	$8.73

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.11	0.09	0.14	0.12	0.10
Net realized and unrealized gain (loss) on investments	0.94		0.67	(0.12)	0.47	2.26	1.30

Total from investment operations	0.95		0.78	(0.03)	0.61	2.38	1.40

Less Distributions
Distributions from net investment income	(0.13)		(0.13)	(0.14)	(0.12)	(0.11)	(0.11)
Distributions from net realized capital gains	(0.64)		(0.99)	(0.68)	(1.82)	(0.62)	0.00

Total distributions	(0.77)		(1.12)	(0.82)	(1.94)	(0.73)	(0.11)

Net Asset Value, End of Period	$9.33		$9.15	$9.49	$10.34	$11.67	$10.02

Total Return (%) (b)	10.35	(c)	8.96	(0.76)	6.39	25.11	16.16

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.62	(e)	0.62	0.62	0.62	0.62	0.63
Ratio of net investment income to average net assets (%) (f)	0.20	(e)	1.19	0.92	1.29	1.10	1.07
Portfolio turnover rate (%)	3	(c)	9	8	9	42	17
Net assets, end of period (in millions)	$3,057.4		$2,844.4	$2,816.9	$2,999.2	$2,951.2	$2,435.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”). The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$108,057,652	$0	$104,608,902

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$934,053	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B and Class C Shares. Brighthouse Securities, LLC

BHFTI-10

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of Affiliated Underlying Portfolios during the six months ended June 30, 2017 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
American Funds High-Income Bond Fund (Class 1)	8,409,633	229,721	(2,472)	8,636,882
American Funds International Growth and Income Fund (Class 1)	19,163,533	272,927	(827,996)	18,608,464

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2017
American Funds High-Income Bond Fund (Class 1)	$(1,988)	$—	$1,099,544	$90,859,996
American Funds International Growth and Income Fund (Class 1)	722,130	—	561,089	310,761,341

	$720,142	$—	$1,660,633	$401,621,337

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$36,612,444	$39,125,396	$284,569,055	$191,626,256	$321,181,499	$230,751,652

BHFTI-11

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$37,926,875	$195,828,238	$197,975,398	$—	$431,730,511

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

BHFTI-12

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
289,834,388	8,202,921	15,080,322

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	294,321,759	18,795,872
Robert Boulware	294,682,509	18,435,122
Susan C. Gause	295,407,364	17,710,267
Nancy Hawthorne	295,189,412	17,928,219
Barbara A. Nugent	295,798,061	17,319,570
John Rosenthal	294,211,339	18,906,292
Linda B. Strumpf	294,239,320	18,878,311
Dawn M. Vroegop	295,165,755	17,951,876

BHFTI-13

Brighthouse Funds Trust I

American Funds Growth Portfolio

For the six months ended June 30, 2017, the American Funds Growth Portfolio had a return of 14.87% for Class C versus 9.34% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year[2]
American Funds Growth Portfolio
Class C	14.87	24.37	15.30	6.89
S&P 500 Index	9.34	17.90	14.63	7.18

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a marketweighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, the ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class C(a)	Actual	0.92%	$1,000.00	$1,148.70	$4.90
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Growth Fund (Class 1) (a) (Cost $1,046,997,842)	16,962,390	$1,188,724,313

Total Investments—100.1% (Cost $1,046,997,842) (b)		1,188,724,313
Other assets and liabilities (net)—(0.1)%		(751,634)

Net Assets—100.0%		$1,187,972,679

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	As of June 30, 2017, the aggregate cost of investments was $1,046,997,842. The aggregate and net unrealized appreciation of investments was $141,726,471.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$1,188,724,313	$—	$—	$1,188,724,313
Total Investments	$1,188,724,313	$—	$—	$1,188,724,313

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a)	$1,188,724,313
Cash	518
Receivable for:
Fund shares sold	249,568

Total Assets	1,188,974,399
Liabilities
Payables for:
Investments purchased	120,317
Fund shares redeemed	129,769
Accrued Expenses:
Distribution and service fees	542,919
Deferred trustees’ fees	115,782
Other expenses	92,933

Total Liabilities	1,001,720

Net Assets	$1,187,972,679

Net Assets Consist of:
Paid in surplus	$909,796,964
Distributions in excess of net investment income	(1,609,667)
Accumulated net realized gain	138,058,911
Unrealized appreciation on investments	141,726,471

Net Assets	$1,187,972,679

Net Assets
Class C	$1,187,972,679
Capital Shares Outstanding*
Class C	118,200,993
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$10.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,046,997,842.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends from Master Fund	$1,900,937

Total investment income	1,900,937
Expenses
Administration fees	10,997
Custodian and accounting fees	13,578
Distribution and service fees—Class C	3,192,730
Audit and tax services	15,255
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	22,460
Insurance	3,689
Miscellaneous	6,459

Total expenses	3,309,870

Net Investment Loss	(1,408,933)

Net Realized and Unrealized Gain
Net realized gain on:
Investments	28,919,729
Capital gain distributions from Master Fund	113,314,404

Net realized gain	142,234,133

Net change in unrealized appreciation on investments	19,549,348

Net realized and unrealized gain	161,783,481

Net Increase in Net Assets From Operations	$160,374,548

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,408,933)	$4,821,101
Net realized gain	142,234,133	125,662,357
Net change in unrealized appreciation (depreciation)	19,549,348	(35,003,818)

Increase in net assets from operations	160,374,548	95,479,640

From Distributions to Shareholders
Net investment income
Class C	(4,765,972)	(3,154,033)
Net realized capital gains
Class C	(125,398,026)	(270,107,883)

Total distributions	(130,163,998)	(273,261,916)

Increase in net assets from capital share transactions	53,451,212	193,975,921

Total increase in net assets	83,661,762	16,193,645

Net Assets
Beginning of period	1,104,310,917	1,088,117,272

End of period	$1,187,972,679	$1,104,310,917

Accumulated undistributed net investment income (loss)
End of period	$(1,609,667)	$4,565,238

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class C
Sales	2,770,282	$29,267,902	6,356,813	$65,931,389
Reinvestments	12,964,542	130,163,998	30,261,563	273,261,916
Redemptions	(9,946,593)	(105,980,688)	(14,060,143)	(145,217,384)

Net increase	5,788,231	$53,451,212	22,558,233	$193,975,921

Increase derived from capital shares transactions		$53,451,212		$193,975,921

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.82		$12.11	$12.58	$12.46	$10.18	$8.70

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.05	0.03	0.11	0.07	0.04
Net realized and unrealized gain on investments	1.47		0.78	0.80	0.82	2.82	1.47

Total from investment operations	1.46		0.83	0.83	0.93	2.89	1.51

Less Distributions
Distributions from net investment income	(0.05)		(0.04)	(0.12)	(0.07)	(0.05)	(0.03)
Distributions from net realized capital gains	(1.18)		(3.08)	(1.18)	(0.74)	(0.56)	(0.00	)(b)

Total distributions	(1.23)		(3.12)	(1.30)	(0.81)	(0.61)	(0.03)

Net Asset Value, End of Period	$10.05		$9.82	$12.11	$12.58	$12.46	$10.18

Total Return (%) (c)	14.87	(d)	9.10	6.49	8.18	29.78	17.41

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.57	(f)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	(0.24	)(f)	0.45	0.28	0.89	0.60	0.46
Portfolio turnover rate (%)	7	(d)	10	10	9	4	3
Net assets, end of period (in millions)	$1,188.0		$1,104.3	$1,088.1	$1,108.5	$1,086.4	$927.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2017, the Portfolio owned approximately 5.00% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Master Fund are valued at its closing daily net asset value (“NAV”). The NAV of the Portfolio is calculated based on the NAV of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio has no permanent book-tax differences at December 31, 2016.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Credit and Counterparty Risk: The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Master Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investments in the Master Fund for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$117,720,417	$0	$82,470,144

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at the annual rate of 0.750% of average daily net assets.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class C Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Master Fund

A summary of the Portfolio’s transactions in the securities of the Master Fund during the six months ended June 30, 2017 is as follows:

Master Fund	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
American Funds Growth Fund (Class 1)	16,421,533	1,667,565	(1,126,708)	16,962,390

Master Fund	Net Realized Gain/(Loss) on sales of Master Fund	Capital Gain Distributions from Master Fund	Dividend Income from Master Fund	Ending Value as of June 30, 2017
American Funds Growth Fund (Class 1)	$28,919,729	$113,314,404	$1,900,937	$1,188,724,313

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$3,154,033	$9,642,504	$270,107,883	$98,772,782	$273,261,916	$108,415,286

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$4,667,060	$125,266,611	$118,133,316	$—	$248,066,987

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

BHFTI-10

Brighthouse Funds Trust I
American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

BHFTI-11

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
104,384,490	2,609,289	5,965,923

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	105,868,586	7,091,117
Robert Boulware	105,679,141	7,280,562
Susan C. Gause	105,743,967	7,215,735
Nancy Hawthorne	105,788,387	7,171,316
Barbara A. Nugent	105,812,063	7,147,640
John Rosenthal	105,609,131	7,350,572
Linda B. Strumpf	105,690,190	7,269,513
Dawn M. Vroegop	105,602,382	7,357,321

BHFTI-12

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2017, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 6.90% and 6.69%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.27%.

ECONOMIC AND MARKET REVIEW

The first half of the year was marked by the U.S. Federal Reserve (the “Fed”) raising rates twice, both times in 0.25% increments, from 0.75% to 1.25%. In addition, the Fed has suggested another rate hike in 2017 as well as the beginning of ”a balance sheet normalization”, with reference to the Fed’s plan to start reducing its enormous balance sheet of approximately $4.5 trillion worth of primarily U.S. government bonds and mortgage securities. The Fed’s move comes on the back of continued slow but steady growth in the U.S., currently at the tune of 2% annually. However, despite the muted growth, the current eight-year-long economic expansion has driven the unemployment rate down to 4.3% as of this writing. This is a level not witnessed since 2000, and before that, one would have to go all the way back to 1969 to see a level that low. This level is noticeably below the long-run “normal” level of unemployment, typically defined by the Fed as being between 4.5 to 5.0%. As such, unemployment should not be expected to go much lower, despite the tailwind from more than 6 million current job openings, which would lower the unemployment rate by another approximately 4% if they were all filled. If the job market continues to tighten, however, it would not be a surprise to see stronger growth in wages, which in turn would help push core inflation above the current level of 1.9%, and above the Fed’s stated target of 2%.

Another factor pushing core inflation upward is housing expenses. After a game-changing collapse in housing leading up to the Financial Crisis, surviving homebuilders are still only cautiously embarking on new projects, despite an existing inventory of housing of only slightly more than four months. This, in turn, has led to an increase in the cost of renting and owning, a trend that could continue if interest rates continue to rise.

In addition to relatively healthy economic data, financial markets have been busy interpreting the impact of the potential shift in the regulatory environment and in fiscal policies that followed the November election. The result was a very healthy gain for stocks during the first two months of the year, as financial markets seemed to price in a complete and swift implementation of everything promised before and after the election. However, as investors got into March, expectations were lowered, epitomized by the Republican withdrawal of the healthcare bill. This led to sideways movement of U.S. stock prices until the second half of May, where another push higher led the U.S. stock market, as defined by the S&P 500 index, to a very strong mid-year return of 9.34%. The robust returns were led by Information Technology and Healthcare, which returned 16.62% and 16.47%, respectively. At the other end of the scale was Energy and Telecommunication Services, which fell 13.82% and 10.77%, in that order. Large cap stocks outperformed both mid cap stocks and small cap stocks, which returned 7.99% and 4.99%, respectively, as measured by the Russell Mid Cap Index and the Russell 2000 Index.

Despite the strong performance of U.S. equity markets, non-U.S. equities fared even better. Foreign developed equity, as defined by the MSCI EAFE Index, returned 13.81% during the first six months of the year, driven by relatively cheap valuations and a European economy that seems to be in recovery mode. Emerging Market (“EM”) equity was the best performing major asset class, returning 18.43% as defined by the MSCI EM Index. The strong returns were primarily driven by Asian economies, led by Korea, China and Taiwan, which returned 28.78%, 24.86% and 21.58%, respectively, according to their MSCI country-specific indices. European emerging markets were the laggard, primarily because of a negative return of 14.18% coming out of Russia, as defined by the MSCI Russia Index.

In the fixed income world, there was a slight curve-flattening during the first half of the year. The 1-year U.S. Treasury rate rose from 0.80% to 1.23%, but longer-term rates were, surprisingly, down slightly for the first six months of the year. The 5-year rates moved from 1.94% to 1.89%, the 10-year rate moved from 2.44% to 2.30%, and the 30-year rate moved from 3.05% to 2.83%, as the market responded to lower than expected inflation, and diminished hope that the economy can break out of the current 2% growth environment any time soon. However, the confirmation of steady economic growth, fueled strong returns for corporate bonds, and more so in in the low-quality end of the spectrum. As such, the lowest quality corporate bonds returned 6.59% during first half of the year, as measured by the Bloomberg Barclays U.S. High Yield Caa Index. Much of the strong return came out of the energy sector during the first quarter of the year, as surviving energy related companies have had a chance to adjust their businesses to low energy prices.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Moderate Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% fixed income to 50% to equities.

Over the six month period, the Portfolio underperformed the Dow Jones Moderate Index. Strong performance by the underlying international equity funds was not enough to outweigh the underperformance of the fixed income and large cap funds, as well as the headwind from being underweight emerging market equities.

During the second quarter of 2017, the contribution to relative performance from the underlying U.S. equity funds was mixed, but overall created a small drag on relative returns. The biggest detractor from relative performance was the American Funds IS Blue Chip Income & Growth Fund, which underperformed its benchmark by 1.62%. The main drivers of underperformance were overweights to

BHFTI-1

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Energy and poor security selection within Energy, Technology, Basic Materials, and Financial Services. Furthermore, the fund’s value tilt versus its benchmark served as a headwind. Another detractor from performance was the American Funds American Mutual Fund, which underperformed its benchmark by 0.93%. This fund also suffered from its value tilt versus its benchmark, in addition to overweights in Energy and Communication Services, and poor security selection within Technology. The best-performing underlying U.S. equity fund was the American Funds IS Growth Fund, which outperformed its benchmark by 2.32% for the quarter. The fund’s growth tilt versus its benchmark was a strong contributor to performance, as was strong security selection within Consumer Discretionary, Healthcare, and Technology.

The underlying non-U.S. equity funds all contributed positively to relative performance. The biggest contributor was the American Funds IS International Fund, which outperformed its benchmark by 2.26% for the quarter. The fund benefitted from strong security selection, primarily within Consumer Discretionary, Financial Services, Technology and Utilities. However, the fund’s growth tilt versus its benchmark served as a tailwind. Another strong performer was the American Funds IS International Growth and Income Fund, which outperformed its benchmark by 1.46% over the period. While an underweight to, and poor security selection within Technology was a detractor from relative performance, strong security selection within Industrials and Financial Services were enough to outperform the benchmark. Finally, the American Funds IS Global Small Cap Fund managed to beat its benchmark as well. For the second quarter of 2017, the fund outperformed by 0.43%. The primary drivers of outperformance were security selection within Consumer Staples and Consumer Discretionary, as well as an overweight to Healthcare.

Overall, the fixed income funds’ contribution to relative return was negative for the second quarter of 2017. The American Funds IS High-Income Bond Fund was the biggest detractor from performance, and underperformed its benchmark by 0.56% for the quarter. While the fund benefitted from its positions in municipal bonds and utility bonds, it was not enough to compensate for the drag on relative performance from the fund’s positions in financials, industrials, and U.S. Treasuries. The American Funds IS U.S. Government/AAA-Rated Securities Fund was also a drag on relative performance, as it underperformed its benchmark by 0.18% for the quarter. While positions in U.S. Treasuries and mortgage bonds helped returns, the drag from positions in investment grade bonds and U.S. agency bonds proved too big of a headwind to overcome. The American Funds IS Global Bond Fund on the other hand, was able to outperform its benchmark by 0.11% for the quarter. The main drivers of return were investments in EM bonds, U.S. agency bonds, and high yield corporate bonds, whereas positions in investment grade bonds and non-U.S. developed market bonds were a drag on performance.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
American Funds Moderate Allocation Portfolio
Class B	6.90	9.60	7.91	5.53
Class C	6.69	9.29	7.59	5.22
Dow Jones Moderate Index	7.27	10.35	7.87	5.62

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	19.7
American Funds Bond Fund (Class 1)	18.8
American Funds American Mutual Fund (Class R-6)	9.1
American Funds Growth-Income Fund (Class 1)	8.1
American Funds Blue Chip Income and Growth Fund (Class 1)	8.1
American Funds International Growth and Income Fund (Class 1)	6.1
American Funds AMCAP Fund (Class R-6)	5.1
American Funds High-Income Bond Fund (Class 1)	5.1
American Funds International Fund (Class 1)	5.0
American Funds Fundamental Investors Fund (Class R-6)	5.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class B(a)	Actual	0.72%	$1,000.00	$1,069.00	$3.69
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class C(a)	Actual	1.02%	$1,000.00	$1,066.90	$5.23
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	5,005,540	$148,013,813
American Funds American Mutual Fund (Class R-6)	6,841,965	266,426,125
American Funds Blue Chip Income and Growth Fund (Class 1)	17,235,690	236,818,380
American Funds Bond Fund (Class 1) (a)	50,802,622	551,716,476
American Funds Fundamental Investors Fund (Class R-6)	2,504,914	147,564,513
American Funds Global Bond Fund (Class 1)	7,424,259	87,012,311
American Funds Global Small Capitalization Fund (Class 1)	1,301,809	29,603,137
American Funds Growth Fund (Class 1)	2,101,903	147,301,392
American Funds Growth-Income Fund (Class 1)	5,196,900	236,822,726
American Funds High-Income Bond Fund (Class 1) (a)	14,069,237	148,008,368
American Funds International Fund (Class 1)	7,510,168	147,725,010
American Funds International Growth and Income Fund (Class 1) (a)	10,635,880	177,619,202
American Funds New World Fund (Class 1)	1,309,160	29,534,658
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	47,140,700	577,002,170

Total Mutual Funds (Cost $2,728,867,636)		2,931,168,281

Total Investments—100.1% (Cost $2,728,867,636) (b)		2,931,168,281
Other assets and liabilities (net)—(0.1)%		(1,694,148)

Net Assets—100.0%		$2,929,474,133

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	As of June 30, 2017, the aggregate cost of investments was $2,728,867,636. The aggregate unrealized appreciation and depreciation of investments were $224,934,623 and $(22,633,978), respectively, resulting in net unrealized appreciation of $202,300,645.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,931,168,281	$—	$—	$2,931,168,281
Total Investments	$2,931,168,281	$—	$—	$2,931,168,281

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a)	$1,476,822,065
Affiliated investments at value (b)	1,454,346,216
Cash	1,280
Receivable for:
Investments sold	1,540,816
Fund shares sold	226,588

Total Assets	2,932,936,965
Liabilities
Payables for:
Investments purchased	2,339
Fund shares redeemed	1,766,346
Accrued Expenses:
Management fees	151,885
Distribution and service fees	1,328,950
Deferred trustees’ fees	115,782
Other expenses	97,530

Total Liabilities	3,462,832

Net Assets	$2,929,474,133

Net Assets Consist of:
Paid in surplus	$2,645,759,174
Undistributed net investment income	4,106,214
Accumulated net realized gain	77,308,100
Unrealized appreciation on investments and affiliated investments	202,300,645

Net Assets	$2,929,474,133

Net Assets
Class B	$11,115,445
Class C	2,918,358,688
Capital Shares Outstanding*
Class B	1,141,561
Class C	301,015,678
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.74
Class C	9.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,269,889,954.
(b)	Identified cost of affiliated investments was $1,458,977,682.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$6,437,912
Dividends from Affiliated Underlying Portfolios	6,906,494

Total investment income	13,344,406
Expenses
Management fees	913,174
Administration fees	10,997
Custodian and accounting fees	13,578
Distribution and service fees—Class B	13,290
Distribution and service fees—Class C	7,970,134
Audit and tax services	15,255
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	27,295
Insurance	9,873
Miscellaneous	11,342

Total expenses	9,029,640

Net Investment Income	4,314,766

Net Realized and Unrealized Gain
Net realized gain on:
Investments	26,456,220
Affiliated investments	606,483
Capital gain distributions from Underlying Portfolios	44,066,665
Capital gain distributions from Affiliated Underlying Portfolios	7,964,345

Net realized gain	79,093,713

Net change in unrealized appreciation on:
Investments	60,506,630
Affiliated investments	44,687,228

Net change in unrealized appreciation	105,193,858

Net realized and unrealized gain	184,287,571

Net Increase in Net Assets From Operations	$188,602,337

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,314,766	$39,788,060
Net realized gain	79,093,713	140,072,690
Net change in unrealized appreciation	105,193,858	15,479,146

Increase in net assets from operations	188,602,337	195,339,896

From Distributions to Shareholders
Net investment income
Class B	(229,927)	(223,202)
Class C	(51,655,781)	(54,813,837)
Net realized capital gains
Class B	(476,964)	(639,523)
Class C	(126,585,045)	(186,197,519)

Total distributions	(178,947,717)	(241,874,081)

Increase in net assets from capital share transactions	34,259,072	73,296,809

Total increase in net assets	43,913,692	26,762,624

Net Assets
Beginning of period	2,885,560,441	2,858,797,817

End of period	$2,929,474,133	$2,885,560,441

Undistributed net investment income
End of period	$4,106,214	$51,677,156

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	57,403	$577,717	110,347	$1,082,749
Reinvestments	72,576	706,891	91,779	862,725
Redemptions	(25,335)	(255,475)	(88,011)	(848,002)

Net increase	104,644	$1,029,133	114,115	$1,097,472

Class C
Sales	2,844,349	$28,384,087	10,589,062	$103,780,427
Reinvestments	18,375,343	178,240,826	25,749,076	241,011,356
Redemptions	(17,291,539)	(173,394,974)	(28,046,841)	(272,592,446)

Net increase	3,928,153	$33,229,939	8,291,297	$72,199,337

Increase derived from capital shares transactions		$34,259,072		$73,296,809

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.73		$9.93	$10.61	$11.14	$10.58	$9.87

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.17	0.17	0.21	0.17	0.20
Net realized and unrealized gain (loss) on investments	0.65		0.52	(0.18)	0.44	1.21	0.90

Total from investment operations	0.68		0.69	(0.01)	0.65	1.38	1.10

Less Distributions
Distributions from net investment income	(0.22)		(0.23)	(0.20)	(0.20)	(0.22)	(0.25)
Distributions from net realized capital gains	(0.45)		(0.66)	(0.47)	(0.98)	(0.60)	(0.14)

Total distributions	(0.67)		(0.89)	(0.67)	(1.18)	(0.82)	(0.39)

Net Asset Value, End of Period	$9.74		$9.73	$9.93	$10.61	$11.14	$10.58

Total Return (%) (b)	6.90	(c)	7.25	(0.36)	6.44	13.75	11.28

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (f)	0.62	(e)	1.78	1.62	1.97	1.56	1.93
Portfolio turnover rate (%)	2	(c)	8	8	5	27	12
Net assets, end of period (in millions)	$11.1		$10.1	$9.2	$8.6	$6.2	$4.4

	Class C
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.68		$9.87	$10.55	$11.08	$10.51	$9.81

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.13	0.13	0.15	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.64		0.53	(0.18)	0.47	1.22	0.91

Total from investment operations	0.65		0.66	(0.05)	0.62	1.35	1.05

Less Distributions
Distributions from net investment income	(0.18)		(0.19)	(0.16)	(0.17)	(0.18)	(0.21)
Distributions from net realized capital gains	(0.45)		(0.66)	(0.47)	(0.98)	(0.60)	(0.14)

Total distributions	(0.63)		(0.85)	(0.63)	(1.15)	(0.78)	(0.35)

Net Asset Value, End of Period	$9.70		$9.68	$9.87	$10.55	$11.08	$10.51

Total Return (%) (b)	6.69	(c)	7.01	(0.73)	6.09	13.52	10.84

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.62	(e)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (f)	0.30	(e)	1.38	1.22	1.42	1.20	1.36
Portfolio turnover rate (%)	2	(c)	8	8	5	27	12
Net assets, end of period (in millions)	$2,918.4		$2,875.5	$2,849.6	$3,118.4	$3,156.1	$3,027.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”). The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-9

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$66,675,374	$0	$155,001,662

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$913,174	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B and Class C Shares. Brighthouse Securities, LLC

BHFTI-10

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of Affiliated Underlying Portfolios during the six months ended June 30, 2017 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
American Funds Bond Fund	49,781,021	1,052,213	(30,612)	50,802,622
American Funds High-Income Bond Fund (Class 1)	14,491,772	172,125	(594,660)	14,069,237
American Funds International Growth and Income Fund (Class 1)	11,833,577	19,937	(1,217,634)	10,635,880
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1)	46,974,381	195,255	(28,936)	47,140,700

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2017
American Funds Bond Fund	$36,241	$7,964,345	$3,135,961	$551,716,476
American Funds High-Income Bond Fund (Class 1)	(178,309)	—	1,803,690	148,008,368
American Funds International Growth and Income Fund (Class 1)	753,299	—	322,830	177,619,202
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1)	(4,748)	—	1,644,013	577,002,170

	$606,483	$7,964,345	$6,906,494	$1,454,346,216

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-11

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$55,037,039	$45,017,914	$186,837,042	$132,398,014	$241,874,081	$177,415,928

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$51,778,978	$126,823,963	$95,559,220	$—	$274,162,161

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

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Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
277,643,147	6,069,543	16,449,058

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	287,011,778	13,149,969
Robert Boulware	286,527,944	13,633,803
Susan C. Gause	287,269,367	12,892,379
Nancy Hawthorne	287,364,857	12,796,890
Barbara A. Nugent	287,740,604	12,421,143
John Rosenthal	286,888,934	13,272,813
Linda B. Strumpf	286,166,372	13,995,375
Dawn M. Vroegop	287,073,204	13,088,543

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class B shares of the AQR Global Risk Balanced Portfolio returned 1.94%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.27%.

MARKET ENVIRONMENT / CONDITIONS

Towards the end of 2016 stars appeared to be aligning for a revival of inflation risk in the U.S. economy as evidence was emerging that the U.S. economy would soon be operating beyond its productive capacity. Unemployment had fallen below 5% for the first time since 2008, and readings were in line with the U.S. Federal Reserve (the “Fed”) estimate of full employment. Continued growth appeared likely to push unemployment even lower, giving rise to accelerating wages and broader price pressures. Data releases suggested this dynamic might already be emerging, with growth in average hourly earnings showing signs of life and CPI (Consumer Price Index) numbers picking up as well. More qualitative signs of rising inflation were there as well: an agreement between OPEC (Organization of Petroleum Exporting Countries) and Russia to cut production led to firming in oil prices, and a new U.S. President was elected on a platform of larger budget deficits and protectionist trade policy.

And yet over the last few months, inflationary trends have run into a series of setbacks. First and foremost, economic data has not cooperated with the narrative of escalating price pressures. As measured by the CPI, inflation hit 2.7% in February, the fastest pace since 2012. However, following the publication of that data in mid-March, CPI releases proceeded to deliver three consecutive downside surprises. Monthly changes in CPI fell far short of economist forecasts, and year-over-year inflation rates sank sharply. Even though unemployment fell to a sixteen-year low in May, wage growth flattened out over the course of the second quarter, seemingly losing momentum despite diminished labor market slack. Outside of the data, other elements of the inflationary narrative were also called into question. The potentially inflationary components of the Trump adminsitration’s agenda, such as fiscal stimulus and increased tariffs on imports, gained little traction on the year. While Russia and OPEC agreed to an extension of their oil production cuts, a revival in U.S. shale production and elevated levels of global inventories led to a slide in crude prices.

These developments generated market moves consistent with a dramatic decline in inflation expectations over the course of the period. 10-year Treasury Inflation-Protected Securities breakevens (expected inflation rates) sank, finishing the period at around 1.7%, a level not seen since just before the election and well below a rate consistent with the Fed’s inflation target. Nominal bonds in the U.S. and abroad delivered healthy gains, benefiting from reduced concerns about inflation as well as scaled back expectations for tightening from the Fed, and commodity prices experienced broad weakness. Stock markets, consistent with a modest inflationary environment, saw continued strength on steady global growth and decreased political uncertainty.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The AQR Global Risk Balanced Portfolio is a globally diversified asset-allocation portfolio. The Portfolio seeks to take equal risk in three primary areas: equity risk, nominal interest rate risk, and inflation risk. The Portfolio diversifies by risk rather than dollars and targets equal risk contributions from each source. Diversifying by risk means creating a portfolio where each asset class is expected to matter about the same amount, not where each is allocated the same number of dollars. To target equal risk weighting, low-risk assets are given higher dollar allocations than high-risk assets, which are given lower dollar allocations. In this way, each asset class is expected to contribute meaningfully to the size and variability of portfolio returns.

The Portfolio is moderately levered through investments in equity, fixed income, and commodity futures to target 10% annualized volatility. The portfolio management process adjusts exposures to each of the three risk categories using proprietary risk-forecasting models. The process seeks to realize a steady risk contribution from each of the Portfolio’s three categories and for the Portfolio as a whole. The objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research has shown that targeting a steady level of risk and maintaining a consistently diversified portfolio can help manage risk during periods of market stress and improve long-term risk-adjusted returns.

The Portfolio returned 1.94% for the six month period ending June 30, 2017, underperforming the Dow Jones Moderate Index by 5.33%. Equity risk contributed 3.6% to the Portfolio as developed and emerging markets rallied on better-than-expected growth data, reduced political uncertainty following the French elections, and positive risk sentiment. Nominal bonds contributed 1.1% as bond markets experienced positive returns. Inflation-sensitive assets detracted 2.3% from the Portfolio return over the period, as commodities were weighed down by energy prices, and inflation-linked bonds were flat.

AQR’s systematic portfolio management process dynamically adjusts position sizes to counter changes in the volatility of the underlying assets. The Portfolio entered 2017 with a total market exposure of 233%. As of June 30th, the Portfolio’s exposures were 45% equities, 123% nominal bonds, 37% inflation-linked bonds, and 37% commodities, for a total Portfolio exposure of 242%.

BHFTI-1

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio uses futures, swaps on futures, and index swaps to gain most of its market exposures. Futures are used to gain exposure to equities, nominal interest rates, and commodities. Index swaps are also used to gain exposure to commodity markets. Swaps on futures are used when holding limit, local regulation, or asset coverage rules restrict investment in futures. The Portfolio does not use derivatives to gain exposure to global inflation-linked bonds but instead buys cash bonds. Currency hedges are used to minimize currency exposures gained from non-U.S. investments. Derivatives performed as expected over the period.

Brian Hurst

John Huss

Michael Mendelson

Yao Hua Ooi

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
AQR Global Risk Balanced Portfolio
Class B	1.94	0.95	1.60	2.34
Dow Jones Moderate Index	7.27	10.35	7.87	6.18

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	122.7
Global Inflation-Linked Bonds	37.3
Commodities	36.5
Global Developed Equities	35.4
Global Emerging Equities	5.0
U.S. Mid Cap Equities	2.6
U.S. Small Cap Equities	2.2

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class B(a)	Actual	0.88%	$1,000.00	$1,019.40	$4.41
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—23.1% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—23.1%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/20 (a)	229,152,484	$229,505,149
0.125%, 04/15/21 (a)	262,235,262	261,835,878
0.125%, 07/15/26 (a)	141,558,376	136,542,538
0.375%, 07/15/25 (a)	97,153,015	96,423,104
0.625%, 01/15/26 (a)	127,769,688	128,577,959

Total U.S. Treasury & Government Agencies (Cost $847,686,617)		852,884,628

Foreign Government—19.1%

Sovereign—19.1%
Deutsche Bundesrepublik Inflation Linked Bonds 0.100%, 04/15/23 (EUR) (a)	66,796,338	81,013,853
0.100%, 04/15/26 (EUR) (a)	86,648,835	106,480,223
1.750%, 04/15/20 (EUR) (a)	23,185,968	28,553,441
France Government Bond OAT 0.100%, 07/25/21 (EUR) (a)	16,867,620	20,207,807
0.100%, 03/01/25 (EUR) (a)	51,691,050	62,445,461
0.250%, 07/25/24 (EUR) (a)	11,132,195	13,680,945
1.100%, 07/25/22 (EUR) (a)	67,285,210	85,403,160
1.850%, 07/25/27 (EUR) (a)	29,053,001	40,984,170
2.250%, 07/25/20 (EUR) (a)	11,435,320	14,484,479
United Kingdom Gilt Inflation Linked Bonds 0.125%, 03/22/24 (GBP) (a)	93,415,059	140,638,463
0.125%, 03/22/26 (GBP) (a)	71,347,689	109,705,352

Total Foreign Government (Cost $699,641,448)		703,597,354

Short-Term Investments—54.4%

Mutual Funds—37.9%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.847% (b)	329,719,031	329,719,031
Dreyfus Treasury Cash Management Fund, Institutional Class, 0.860% (b)	309,462,718	309,462,718
State Street Institutional Liquid Reserves Fund, Institutional Class, 1.141% (b) (c)	142,665,111	142,679,377
State Street Institutional Treasury Plus Money Market Fund, Class I, 0.895% (b) (c)	270,142,387	270,142,387
UBS Select Treasury Preferred Fund, Institutional Class, 0.840% (b)	348,836,639	348,836,639

		1,400,840,152

Security Description	Principal Amount*	Value

U.S. Treasury—16.5%
U.S. Treasury Bills 0.625%, 08/03/17 (d)	208,319,000	208,166,094
0.645%, 08/17/17 (d)	17,366,000	17,346,376
0.670%, 08/31/17 (d)	304,854,000	304,393,061
1.068%, 12/07/17 (d) (e)	5,452,000	5,426,561
1.069%, 11/30/17 (d) (e)	53,459,000	53,223,246
1.100%, 12/14/17 (d)	19,537,000	19,441,991

		607,997,329

Total Short-Term Investments (Cost $2,008,983,180)		2,008,837,481

Total Investments—96.6% (Cost $3,556,311,245) (e) (f)		3,565,319,463
Other assets and liabilities (net)—3.4%		123,931,799

Net Assets—100.0%		$3,689,251,262

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents the annualized seven-day yield as of June 30, 2017.
(c)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2017, the market value of securities pledged was $144,705,577.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $7,638,161.
(f)	As of June 30, 2017, the aggregate cost of investments was $3,556,311,245. The aggregate unrealized appreciation and depreciation of investments were $23,946,622 and $(14,938,404), respectively, resulting in net unrealized appreciation of $9,008,218.
(EUR)—	Euro
(GBP)—	British Pound

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	985,000	Citibank N.A.	09/20/17	$735,378	$25,110
CHF	36,000	Citibank N.A.	09/20/17	37,223	504
CHF	2,608,000	Citibank N.A.	09/20/17	2,712,395	20,713
EUR	15,000	Citibank N.A.	09/20/17	16,806	395
EUR	1,086,111	Citibank N.A.	09/20/17	1,225,512	19,984
GBP	1,652,000	Citibank N.A.	09/20/17	2,144,479	12,240
HKD	383,869	Citibank N.A.	09/20/17	49,421	(150)
HKD	401,055	Citibank N.A.	09/20/17	51,555	(79)
HKD	511,563	Citibank N.A.	09/20/17	65,809	(149)
HKD	512,120	Citibank N.A.	09/20/17	65,917	(185)
HKD	614,051	Citibank N.A.	09/20/17	78,987	(172)
HKD	1,050,342	Citibank N.A.	09/20/17	135,126	(312)
HKD	1,482,000	Citibank N.A.	09/20/17	190,668	(450)
HKD	3,745,000	Citibank N.A.	09/20/17	481,019	(339)
HKD	4,923,000	Citibank N.A.	09/20/17	633,474	(1,595)
HKD	7,913,000	Citibank N.A.	09/20/17	1,016,790	(1,137)
HKD	9,124,000	Citibank N.A.	09/20/17	1,174,148	(3,061)
JPY	28,893,000	Citibank N.A.	09/20/17	263,061	(5,322)

Contracts to Deliver
CAD	306,386	Citibank N.A.	09/20/17	$227,243	$(9,308)
CAD	208,325	Citibank N.A.	09/20/17	154,966	(5,875)
CAD	169,013	Citibank N.A.	09/20/17	126,031	(4,459)
CAD	156,743	Citibank N.A.	09/20/17	116,455	(4,562)
CAD	156,720	Citibank N.A.	09/20/17	116,321	(4,678)
CAD	156,522	Citibank N.A.	09/20/17	116,481	(4,365)
CAD	156,233	Citibank N.A.	09/20/17	116,444	(4,179)
CAD	156,058	Citibank N.A.	09/20/17	116,120	(4,367)
CHF	362,000	Citibank N.A.	09/20/17	374,744	(4,621)
CHF	327,693	Citibank N.A.	09/20/17	341,784	(1,629)
CHF	327,693	Citibank N.A.	09/20/17	341,373	(2,040)
CHF	288,370	Citibank N.A.	09/20/17	298,867	(3,337)
CHF	288,370	Citibank N.A.	09/20/17	299,874	(2,329)
CHF	278,566	Citibank N.A.	09/20/17	289,894	(2,035)
CHF	209,724	Citibank N.A.	09/20/17	217,585	(2,200)
CHF	209,723	Citibank N.A.	09/20/17	217,222	(2,562)
CHF	183,508	Citibank N.A.	09/20/17	189,035	(3,276)
CHF	176,000	Citibank N.A.	09/20/17	181,915	(2,528)
CHF	131,077	Citibank N.A.	09/20/17	136,373	(991)
CHF	79,984	Citibank N.A.	09/20/17	82,559	(1,262)
CHF	78,646	Citibank N.A.	09/20/17	81,429	(990)
CHF	78,646	Citibank N.A.	09/20/17	81,331	(1,087)
EUR	61,816,794	Citibank N.A.	09/20/17	69,724,961	(1,163,377)
EUR	61,816,794	Citibank N.A.	09/20/17	69,322,144	(1,566,194)
EUR	50,093,727	Citibank N.A.	09/20/17	56,603,172	(841,752)
EUR	41,211,196	Citibank N.A.	09/20/17	46,352,737	(906,155)
EUR	41,211,196	Citibank N.A.	09/20/17	46,477,710	(781,183)
EUR	41,211,195	Citibank N.A.	09/20/17	46,473,876	(785,015)
EUR	40,013,433	Citibank N.A.	09/20/17	45,209,871	(675,488)
EUR	20,605,598	Citibank N.A.	09/20/17	23,344,613	(284,833)
EUR	20,605,598	Citibank N.A.	09/20/17	23,303,566	(325,880)
EUR	19,369,262	Citibank N.A.	09/20/17	21,806,918	(404,761)
EUR	505,000	Citibank N.A.	09/20/17	569,532	(9,576)
GBP	170,627,838	Citibank N.A.	09/20/17	221,819,623	(938,320)
GBP	21,489,458	Citibank N.A.	09/20/17	27,693,447	(361,456)
HKD	83,000	Citibank N.A.	09/20/17	10,659	6

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
JPY	72,993,489	Citibank N.A.	09/20/17	$661,782	$10,647
JPY	45,450,649	Citibank N.A.	09/20/17	409,094	3,654
JPY	45,214,567	Citibank N.A.	09/20/17	406,505	3,170
JPY	41,561,702	Citibank N.A.	09/20/17	380,967	10,217
JPY	34,141,593	Citibank N.A.	09/20/17	311,813	7,254

Net Unrealized Depreciation					$(9,015,727)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum Futures	07/26/17	100	USD	4,900,245	$(122,120)
Aluminum Futures	08/11/17	19	USD	898,160	10,909
Aluminum Futures	08/15/17	2	USD	95,017	691
Aluminum Futures	09/18/17	1,344	USD	65,113,154	(617,954)
Amsterdam Index Futures	07/21/17	78	EUR	8,177,675	(315,548)
Australian 10 Year Treasury Bond Futures	09/15/17	1,072	AUD	140,762,874	(1,688,169)
CAC 40 Index Futures	07/21/17	462	EUR	24,384,488	(852,338)
Canada Government Bond 10 Year Futures	09/20/17	1,221	CAD	176,297,227	(3,613,261)
Copper Futures	09/27/17	1,496	USD	97,007,733	4,383,667
Cotton No. 2 Futures	12/06/17	36	USD	1,314,063	(79,443)
DAX Index Futures	09/15/17	69	EUR	22,072,040	(936,609)
Euro Stoxx 50 Index Futures	09/15/17	1,912	EUR	67,980,347	(2,717,890)
Euro-Bund Futures	09/07/17	5,385	EUR	883,689,516	(13,728,143)
FTSE 100 Index Futures	09/15/17	955	GBP	71,260,304	(2,727,889)
FTSE JSE Top 40 Index Futures	09/21/17	472	ZAR	216,752,678	(86,653)
FTSE MIB Index Futures	09/15/17	50	EUR	5,254,933	(148,688)
H-Shares Index Futures	07/28/17	91	HKD	46,788,072	(51,338)
Hang Seng Index Futures	07/28/17	1	HKD	1,279,178	9
IBEX 35 Index Futures	07/21/17	75	EUR	8,110,476	(349,557)
Japanese Government 10 Year Bond Futures	09/12/17	309	JPY	46,512,362,505	(1,141,343)
KOSPI 200 Index Futures	09/14/17	439	KRW	33,836,443,253	440,792
Lean Hogs Futures	08/14/17	673	USD	21,787,702	757,798
Live Cattle Futures	08/31/17	137	USD	6,647,470	(274,230)
MSCI Taiwan Index Futures	07/28/17	201	USD	7,835,184	(90,654)
Nickel Futures	07/26/17	40	USD	2,226,938	19,253
Nickel Futures	08/11/17	7	USD	393,599	(120)
Nickel Futures	09/18/17	521	USD	29,399,907	(54,582)
Russell 2000 Index Mini Futures	09/15/17	1,124	USD	80,025,642	(541,982)
S&P 500 Index E-Mini Futures	09/15/17	6,742	USD	818,577,967	(2,492,577)
S&P Midcap 400 Index E-Mini Futures	09/15/17	550	USD	96,563,914	(528,414)
S&P TSX 60 Index Futures	09/14/17	351	CAD	63,376,775	(736,378)
SGX CNX Nifty Index Futures	07/27/17	1,145	USD	21,858,548	(61,183)
SPI 200 Index Futures	09/21/17	329	AUD	46,667,881	(157,453)
Soybean Meal Futures	12/14/17	430	USD	13,259,925	121,675
Soybean Oil Futures	12/14/17	289	USD	5,591,504	189,652
Sugar No. 11 Futures	09/29/17	1,700	USD	27,471,844	(1,177,604)
TOPIX Index Futures	09/07/17	837	JPY	13,400,020,988	784,477
U.S. Treasury Note 10 Year Futures	09/20/17	10,478	USD	1,317,544,453	(2,228,015)
United Kingdom Long Gilt Bond Futures	09/27/17	915	GBP	116,785,851	(2,460,719)
Zinc Futures	07/26/17	39	USD	2,547,039	141,036
Zinc Futures	08/11/17	7	USD	462,105	20,442
Zinc Futures	08/15/17	1	USD	64,377	4,560
Zinc Futures	09/18/17	517	USD	34,199,642	1,473,358

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum Futures	07/26/17	(100)	USD	(4,908,589)	$130,464
Aluminum Futures	08/11/17	(19)	USD	(893,295)	(15,775)
Aluminum Futures	08/15/17	(2)	USD	(94,953)	(755)
Nickel Futures	07/26/17	(40)	USD	(2,232,269)	(13,923)
Nickel Futures	08/11/17	(7)	USD	(391,393)	(2,086)
Zinc Futures	07/26/17	(39)	USD	(2,556,168)	(131,907)
Zinc Futures	08/11/17	(7)	USD	(459,818)	(22,729)
Zinc Futures	08/15/17	(1)	USD	(64,392)	(4,545)

Net Unrealized Depreciation					$(31,693,791)

Swap Agreements

OTC Total Return Swaps

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
07/28/17	Citibank N.A.	Brent Crude Futures	USD	46,906,860	$1,570,520	$—	$1,570,520
07/28/17	Merrill Lynch International	Brent Crude Futures	USD	34,444,720	1,206,150	—	1,206,150
08/25/17	Bank of America N.A.	Canada Government Bond 10 Year Futures	CAD	28,206,516	(616,337)	—	(616,337)
08/11/17	Citibank N.A.	Coffee “C” Futures	USD	13,832,091	(350,766)	—	(350,766)
08/11/17	Merrill Lynch International	Coffee “C” Futures	USD	13,211,091	(342,553)	—	(342,553)
07/07/17	Merrill Lynch International	Commodity Excess-Return Index	USD	135,849,206	220,984	—	220,984
08/25/17	Citibank N.A.	Corn No. 2 Futures	USD	45,914,012	(1,146,512)	—	(1,146,512)
08/25/17	Merrill Lynch International	Corn No. 2 Futures	USD	55,510,288	(1,332,088)	—	(1,332,088)
11/10/17	Citibank N.A.	Cotton No. 2 Futures	USD	5,661,740	(346,015)	—	(346,015)
11/10/17	Merrill Lynch International	Cotton No. 2 Futures	USD	10,970,790	(682,290)	—	(682,290)
07/19/17	Citibank N.A.	Crude Oil Futures	USD	46,176,114	2,006	—	2,006
07/19/17	Merrill Lynch International	Crude Oil Futures	USD	30,627,270	(1,207,710)	—	(1,207,710)
09/07/17	Bank of America N.A.	Euro-Bund Futures	EUR	91,181,561	(1,534,718)	—	(1,534,718)
07/31/17	Citibank N.A.	Gold 100 oz. Futures	USD	71,305,920	(867,510)	—	(867,510)
07/31/17	Merrill Lynch International	Gold 100 oz. Futures	USD	78,756,300	(491,400)	—	(491,400)
07/28/17	Bank of America N.A.	Hang Seng China Enterprises Index Futures	HKD	352,718,197	(518,632)	—	(518,632)
07/28/17	Goldman Sachs & Co.	Hang Seng China Enterprises Index Futures	HKD	125,937,694	(134,352)	—	(134,352)
07/28/17	Bank of America N.A.	Hang Seng Index Futures	HKD	69,318,192	(30,572)	—	(30,572)
07/28/17	Goldman Sachs & Co.	Hang Seng Index Futures	HKD	24,365,734	(7,683)	—	(7,683)
09/12/17	Bank of America N.A.	Japanese Government 10 Year Bond Futures	JPY	16,108,807,200	(418,201)	—	(418,201)
08/14/17	Merrill Lynch International	Lean Hogs Futures	USD	11,464,381	361,119	—	361,119
08/04/17	Merrill Lynch International	Live Cattle Futures	USD	44,541,672	(2,115,432)	—	(2,115,432)
09/27/17	Bank of America N.A.	Long Gilt Futures	GBP	71,511,792	(1,389,742)	—	(1,389,742)
07/28/17	Bank of America N.A.	MSCI Taiwan Stock Index Futures	USD	19,523,569	(258,569)	—	(258,569)
07/28/17	Goldman Sachs & Co.	MSCI Taiwan Stock Index Futures	USD	3,456,384	(27,215)	—	(27,215)
07/28/17	Citibank N.A.	NY Harbor ULSD Futures	USD	24,473,030	816,791	—	816,791
07/28/17	Merrill Lynch International	NY Harbor ULSD Futures	USD	15,992,340	203,112	—	203,112
07/27/17	Citibank N.A.	Natural Gas Futures	USD	57,691,070	(86,770)	—	(86,770)
07/27/17	Merrill Lynch International	Natural Gas Futures	USD	35,445,300	(542,800)	—	(542,800)
07/28/17	Citibank N.A.	RBOB Gasoline Futures	USD	27,457,870	388,155	—	388,155
07/28/17	Merrill Lynch International	RBOB Gasoline Futures	USD	15,391,152	(133,057)	—	(133,057)
08/16/17	Bank of America N.A.	San Juan Natural Gas Index Futures	BRL	53,734,311	168,490	—	168,490
08/31/17	Citibank N.A.	Silver Futures	USD	30,421,640	172,040	—	172,040
08/31/17	Merrill Lynch International	Silver Futures	USD	21,451,790	(86,095)	—	(86,095)
10/27/17	Citibank N.A.	Soybean Futures	USD	34,418,256	525,594	—	525,594
10/27/17	Merrill Lynch International	Soybean Futures	USD	34,876,688	496,800	—	496,800
11/24/17	Citibank N.A.	Soybean Meal Futures	USD	11,984,162	121,518	—	121,518
11/24/17	Merrill Lynch International	Soybean Meal Futures	USD	10,833,030	58,970	—	58,970
11/24/17	Citibank N.A.	Soybean Oil Futures	USD	17,760,527	523,129	—	523,129

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Swap Agreements—(Continued)

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
11/24/17	Merrill Lynch International	Soybean Oil Futures	USD	9,149,910	$331,986	$—	$331,986
09/15/17	Citibank N.A.	Sugar No. 11 Futures	USD	1,625,761	(63,573)	—	(63,573)
09/15/17	Merrill Lynch International	Sugar No. 11 Futures	USD	511,258	(16,307)	—	(16,307)
09/15/17	Bank of America N.A.	Swiss Market Index Futures	CHF	42,663,197	174,495	—	174,495
08/29/17	Bank of America N.A.	U.S. Treasury Note 10 Year Futures	USD	859,730,906	(1,724,813)	—	(1,724,813)
08/25/17	Citibank N.A.	Wheat Futures	USD	14,388,206	1,893,919	—	1,893,919
08/25/17	Citibank N.A.	Wheat Futures	USD	28,473,674	4,243,526	—	4,243,526
08/25/17	Merrill Lynch International	Wheat Futures	USD	1,629,600	223,650	—	223,650
08/25/17	Merrill Lynch International	Wheat Futures	USD	16,982,050	2,585,150	—	2,585,150

Totals					$(183,608)	$—	$(183,608)

Index Information

Commodity Excess-Return Index—a commodity index composed of futures contracts on Aluminum, Brent Crude, Coffee ‘C’, Copper, Corn, Cotton No.2, Gasoline RBOB, Gold, Heating Oil, Kansas Wheat, Lean Hogs, Live Cattle, Natural Gas, Nickel, Silver, Soybean Meal, Soybean Oil, Soybeans, Sugar No.11, Wheat, WTI Crude and Zinc.

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$852,884,628	$—	$852,884,628
Total Foreign Government*	—	703,597,354	—	703,597,354
Short-Term Investments
Mutual Funds	1,400,840,152	—	—	1,400,840,152
U.S. Treasury	—	607,997,329	—	607,997,329
Total Short-Term Investments	1,400,840,152	607,997,329	—	2,008,837,481
Total Investments	$1,400,840,152	$2,164,479,311	$—	$3,565,319,463

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$113,894	$—	$113,894
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(9,129,621)	—	(9,129,621)
Total Forward Contracts	$—	$(9,015,727)	$—	$(9,015,727)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$8,478,783	$—	$—	$8,478,783
Futures Contracts (Unrealized Depreciation)	(40,172,574)	—	—	(40,172,574)
Total Futures Contracts	$(31,693,791)	$—	$—	$(31,693,791)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$16,288,104	$—	$16,288,104
OTC Swap Contracts at Value (Liabilities)	—	(16,471,712)	—	(16,471,712)
Total OTC Swap Contracts	$—	$(183,608)	$—	$(183,608)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a)	$3,565,319,463
Cash	8,729,267
Cash denominated in foreign currencies (b)	4,233,007
Cash collateral (c)	143,081,407
OTC swap contracts at market value	16,288,104
Unrealized appreciation on forward foreign currency exchange contracts	113,894
Receivable for:
Fund shares sold	31,029
OTC swap contracts	1,332,973
Dividends and interest	3,516,471
Variation margin on futures contracts	8,047,178

Total Assets	3,750,692,793
Liabilities
Cash collateral for OTC swap contracts	200,617
OTC swap contracts at market value	16,471,712
Unrealized depreciation on forward foreign currency exchange contracts	9,129,621
Variation margin on futures contracts	4,467,228
Payables for:
OTC swap contracts	26,684,720
Fund shares redeemed	991,050
Interest on OTC swap contracts	20,830
Accrued Expenses:
Management fees	1,858,476
Distribution and service fees	769,137
Deferred trustees’ fees	98,903
Other expenses	749,237

Total Liabilities	61,441,531

Net Assets	$3,689,251,262

Net Assets Consist of:
Paid in surplus	$3,670,278,453
Distributions in excess of net investment income	(4,965,553)
Accumulated net realized gain	55,851,450
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(31,913,088)

Net Assets	$3,689,251,262

Net Assets
Class B	$3,689,251,262
Capital Shares Outstanding*
Class B	424,743,267
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.69

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,556,311,245.
(b)	Identified cost of cash denominated in foreign currencies was $4,179,248.
(c)	Includes collateral of $110,981,407 for futures contracts, $32,100,000 for forward foreign currency exchange contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$486,108
Interest	22,228,544

Total investment income	22,714,652
Expenses
Management fees	11,515,466
Administration fees	84,121
Custodian and accounting fees	254,026
Distribution and service fees—Class B	4,694,800
Interest expense	25
Audit and tax services	50,501
Legal	20,287
Trustees’ fees and expenses	26,454
Shareholder reporting	75,651
Insurance	13,238
Miscellaneous	25,142

Total expenses	16,759,711
Less management fee waiver	(180,901)

Net expenses	16,578,810

Net Investment Income	6,135,842

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	553,191
Futures contracts	171,094,260
Swap contracts	(60,531,860)
Foreign currency transactions	(26,305,171)

Net realized gain	84,810,420

Net change in unrealized appreciation (depreciation) on:
Investments	32,816,456
Futures contracts	(32,320,595)
Swap contracts	703,346
Foreign currency transactions	(19,290,992)

Net change in unrealized depreciation	(18,091,785)

Net realized and unrealized gain	66,718,635

Net Increase in Net Assets From Operations	$72,854,477

(a)	Net of foreign withholding taxes of $144,915.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$6,135,842	$(7,773,070)
Net realized gain	84,810,420	303,936,513
Net change in unrealized appreciation (depreciation)	(18,091,785)	37,082,926

Increase in net assets from operations	72,854,477	333,246,369

From Distributions to Shareholders
Net investment income
Class B	(64,150,979)	0
Net realized capital gains
Class B	(179,702,431)	0

Total distributions	(243,853,410)	0

Increase (decrease) in net assets from capital share transactions	51,281,758	(388,019,162)

Total decrease in net assets	(119,717,175)	(54,772,793)

Net Assets
Beginning of period	3,808,968,437	3,863,741,230

End of period	$3,689,251,262	$3,808,968,437

Undistributed (overdistributed) net investment income
End of period	$(4,965,553)	$53,049,584

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	1,295,014	$11,901,567	2,633,197	$23,404,598
Reinvestments	27,837,147	243,853,410	0	0
Redemptions	(22,085,575)	(204,473,219)	(46,577,556)	(411,423,760)

Net increase (decrease)	7,046,586	$51,281,758	(43,944,359)	$(388,019,162)

Increase (decrease) derived from capital shares transactions		$51,281,758		$(388,019,162)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.12		$8.37	$10.88	$10.50	$11.52	$10.53

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		(0.02)	(0.07)	(0.02)	(0.07)	(0.00	)(b)
Net realized and unrealized gain (loss) on investments	0.17		0.77	(0.79)	0.45	(0.30)	1.11

Total from investment operations	0.18		0.75	(0.86)	0.43	(0.37)	1.11

Less Distributions
Distributions from net investment income	(0.16)		0.00	(0.59)	0.00	(0.23)	(0.06)
Distributions from net realized capital gains	(0.45)		0.00	(1.06)	(0.05)	(0.42)	(0.06)

Total distributions	(0.61)		0.00	(1.65)	(0.05)	(0.65)	(0.12)

Net Asset Value, End of Period	$8.69		$9.12	$8.37	$10.88	$10.50	$11.52

Total Return (%) (c)	1.94	(d)	8.96	(9.57)	4.00	(3.39)	10.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(e)	0.89	0.89	0.89	0.90	0.98
Gross ratio of expenses to average net assets excluding interest expense (%)	0.89	(e)	0.89	0.89	0.89	0.88	0.89
Net ratio of expenses to average net assets (%) (f)	0.88	(e)	0.88	0.88	0.87	0.89	0.98
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.88	(e)	0.88	0.88	0.87	0.87	0.89
Ratio of net investment income (loss) to average net assets (%)	0.33	(e)	(0.20)	(0.76)	(0.17)	(0.66)	(0.04)
Portfolio turnover rate (%)	12	(d)	54	122	30	173	79
Net assets, end of period (in millions)	$3,689.3		$3,809.0	$3,863.7	$4,762.1	$5,136.1	$5,694.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary’s inception date is April 19, 2011 and it invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2017, the Portfolio held $368,924,988 in the Subsidiary, representing 9.8% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946–Financial Services–Investment Companies and Topic 820–Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments, controlled foreign corporation adjustments and deflationary sell adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

BHFTI-17

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTI-18

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			OTC swap contracts at market value	$5,683,811
			Unrealized depreciation on futures contracts (a) (b)	175,945
Equity	OTC swap contracts at market value	$174,495	OTC swap contracts at market value	977,023
	Unrealized appreciation on futures contracts (a) (b)	2,865,664	Unrealized depreciation on futures contracts (a) (b)	10,454,682
Commodity	OTC swap contracts at market value (c)	16,113,609	OTC swap contracts at market value	9,810,878
	Unrealized appreciation on futures contracts (a) (b)	5,613,119	Unrealized depreciation on futures contracts (a) (b)	29,541,947
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	113,894	Unrealized depreciation on forward foreign currency exchange contracts	9,129,621

Total		$24,880,781		$65,773,907

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest payable of $20,830.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$342,985	$(342,985)	$—	$—
Citibank N.A.	10,371,092	(10,371,092)	—	—
Merrill Lynch International	5,687,921	(5,687,921)	—	—

	$16,401,998	$(16,401,998)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$6,491,584	$(342,985)	$(2,027,015)	$4,121,584
Citibank N.A.	11,990,767	(10,371,092)	(1,619,675)	—
Goldman Sachs & Co.	169,250	—	—	169,250
Merrill Lynch International	6,949,732	(5,687,921)	(1,261,811)	—

	$25,601,333	$(16,401,998)	$(4,908,501)	$4,290,834

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-19

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(26,097,936)	$(26,097,936)
Futures contracts	52,664,166	118,430,094	—	—	171,094,260
Swap contracts	18,891,419	16,815,800	(96,239,079)	—	(60,531,860)

	$71,555,585	$135,245,894	$(96,239,079)	$(26,097,936)	$84,464,464

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(19,568,965)	$(19,568,965)
Futures contracts	(30,256,982)	(13,604,144)	11,540,531	—	(32,320,595)
Swap contracts	(3,006,809)	(3,366,493)	7,076,648	—	703,346

	$(33,263,791)	$(16,970,637)	$18,617,179	$(19,568,965)	$(51,186,214)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,024,698,339
Futures contracts long	34,936,438,945
Futures contracts short	(28,469)
Swap contracts	343,303,130

‡	Averages are based on activity levels during the period.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the

BHFTI-20

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$44,999,959	$140,772,837	$9,669,460	$187,150,425

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$11,515,466	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

BHFTI-21

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $3.5 billion
0.040%	Over $3.5 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2016	2015	2016	2015	2016	2015	2016	2015
$—	$486,253,651	$—	$198,781,167	$—	$583,179	$—	$685,617,997

BHFTI-22

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$145,505,734	$97,573,504	$(53,022,667)	$—	$190,056,571

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2016, the Portfolio utilized acccumulated losses of $18,187,633.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

11. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-23

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
375,571,390	17,123,127	28,610,472

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	392,892,535	28,412,452
Robert Boulware	392,848,866	28,456,122
Susan C. Gause	393,379,625	27,925,363
Nancy Hawthorne	393,023,307	28,281,682
Barbara A. Nugent	393,382,534	27,922,455
John Rosenthal	392,412,044	28,892,945
Linda B. Strumpf	392,389,138	28,915,850
Dawn M. Vroegop	392,690,624	28,614,364

BHFTI-24

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 6.72%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.27%.

MARKET ENVIRONMENT / CONDITIONS

The first half of the year was broadly characterized by persistent strength in economic data, ongoing softness in inflation, and a reduction in political risks. The relatively optimistic tone to data and equity markets led developed central banks to become increasingly hawkish, particularly toward the end of the period. U.S. growth dynamics continued to improve and financial conditions eased despite two interest rate hikes by the U.S. Federal Reserve (the “Fed”). Meanwhile, the European Central Bank (the “ECB”) adopted a more hawkish stance as political risk diminished and economic data continued to improve. Data across Asia was also resilient, which enabled the People’s Bank of China to scale back stimulus.

The combination of weak inflation and improving growth supported strong gains in equity markets, while bond yields broadly moved lower. Within equities, emerging markets outperformed developed markets. Global bond yields declined amid weakness in commodity prices and soft core inflation data.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s assets are allocated across a diversified mix of asset classes. The volatility of the Portfolio is generally managed by rotating out of risky assets and into cash during periods of market turbulence. Given the low volatility market environment, the Portfolio did not de-risk into cash during the six month period ended June 30, 2017.

The Portfolio underperformed the Dow Jones Moderate Index over the six month period ended June 30, 2017. Performance relative to the Dow Jones Moderate Index was dampened by a lower aggregate equity allocation, relatively limited exposure to emerging market stocks, and an allocation to commodities. This was partially offset by an overweight position in the euro. The following summary of performance and investment insights considers active positioning relative to the blended benchmark.

In Europe, economic data has remained resilient in the wake of political uncertainty emanating from Brexit, the Italian referendum, and the French election. Domestic demand has remained strong, which has driven an ongoing improvement in both the labor market and income growth. Additionally, the firmer tone to global data over the last year has provided a tailwind to the export sector. Consequently, the deflationary concerns that dominated early 2016 have faded. As a result, the ECB has moved in a gradually more hawkish direction as downside risks have diminished. Given ongoing improvement in economic data, we retained an overweight in the euro (versus the yen) throughout the first half of the year, though we reduced the magnitude of this position toward the end of the period. Additionally, we held an overweight position in European equities relative to the U.S.

Meanwhile, the U.S. labor market continued to improve with the unemployment rate dropping to post-crisis lows. While inflation data proved volatile, the Fed retained conviction that price pressures would remain firm over the medium-term. Despite recent rate hikes, dovish forward guidance has led to an easing in financial conditions, which, in turn, appeared to support a further acceleration in growth. As such, we believed that the Fed would reassert its tightening bias. In terms of the composition of this growth, the post-election period saw manufacturing data notably outpace consumer demand as factories increased production in anticipation of fiscal stimulus. This resulted in a sharp inventory build-up as firms were unable to sell existing output. We expected that this would cause a slowing in manufacturing activity over the coming months, which was confirmed by a subsequent softening in our U.S. leading indicator. Given our expectation for Fed tightening and softer manufacturing momentum, at the onset of the second quarter, we initiated an underweight position in U.S. 5-year Treasury bond futures and a cross-sectional underweight position in U.S. equities relative to Japanese equities. The Portfolio’s U.S. bond underweight aided performance as markets moved to expect a more hawkish interest rate path. Similarly, the Portfolio’s relative equity positioning modestly added value as Japan outpaced the U.S.

Despite the upswing in global growth, the Australian economy has remained relatively muted. A sharp rise in commodity prices early in the year provided a short-lived boost to the export sector and headline inflation, yet the domestic economy remained weak. Given signs of a moderation in commodity prices, we felt that central bank communication would likely move in a dovish direction. The Portfolio held an underweight position in the Australian dollar against the euro on expectations that central bank policies would diverge. We took profits on this position toward the end of the period as pricing moved in a favourable direction.

Supported by consumer strength, the Japanese economy appeared to reaccelerate toward the end of the period. Additionally, in spite of signs of tighter monetary policy across the globe, the Bank of Japan retained an easing bias. As such, we maintained an overweight to Japanese equities, which benefited from loose financial conditions and improving growth dynamics. The Portfolio also held an underweight position in the yen against the euro given the dovish stance of the central bank.

During the period, the Portfolio held derivatives, which positively impacted performance. As part of the Portfolio’s design, we use a 10-year interest rate swap to overlay 30% of total portfolio net asset value. This position boosted performance as interest rates declined; over the period, the 10-year U.S. Treasury rate fell from 2.44% to 2.30%. The Portfolio also employs derivatives to hedge and/or take

BHFTI-1

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

outright views primarily through equity and bond futures. Over the six month period ended June 30, 2017, the Portfolio used futures to access equity and currency exposures in the following markets: U.S., U.K., Germany, France, Italy, Spain, Sweden, Switzerland, Japan, Hong Kong, Singapore, Australia, Netherlands, and Europe. The Portfolio also used a total return swap on the MSCI Switzerland Index and the S&P GSCI Index to gain exposure to equities and commodities, respectively. The Portfolio also used a currency forward on the Swedish krona. In terms of fixed income, the Portfolio used U.S. Treasury futures to help adjust Portfolio duration according to our views.

As of period end, the Portfolio remained overweight the euro and European equities as we continued to believe in the resilience of the European economy. Within the U.S., in light of further monetary tightening, the Portfolio retained underweight positions in both U.S. equities and U.S. bonds. The Portfolio also held an active tilt toward Japanese equities and an underweight position in the yen given ongoing easing from the Bank of Japan.

Philip Green

Portfolio Manager

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
BlackRock Global Tactical Strategies Portfolio
Class B	6.72	8.73	6.53	5.26
Dow Jones Moderate Index	7.27	10.35	7.87	6.18

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
iShares 1-3 Year Credit Bond ETF	6.5
iShares iBoxx $ Investment Grade Corporate Bond ETF	6.3
Vanguard Total Bond Market ETF	5.3
iShares MSCI EAFE Fund	4.8
iShares Core U.S. Aggregate Bond ETF	4.5
Powershares QQQ Trust - Series 1	4.0
Financial Select Sector SPDR Fund	3.1
Technology Select Sector SPDR Fund	2.4
Health Care Select Sector SPDR Fund	2.2
Industrial Select Sector SPDR Fund	2.2

BHFTI-3

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class B(a)(b)	Actual	0.89%	$1,000.00	$1,067.20	$4.56
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—54.5% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—54.5%
Consumer Discretionary Select Sector SPDR Fund (a)	1,722,245	$154,364,819
Consumer Staples Select Sector SPDR Fund (a)	2,535,939	139,324,489
Energy Select Sector SPDR Fund (a)	1,385,355	89,937,247
Financial Select Sector SPDR Fund (a)	9,339,060	230,394,610
Health Care Select Sector SPDR Fund (a)	2,109,513	167,157,810
Industrial Select Sector SPDR Fund (a)	2,443,819	166,448,512
iShares 1-3 Year Credit Bond ETF (a) (b)	4,618,949	486,421,519
iShares Core MSCI EAFE ETF (a) (b)	124,461	7,578,430
iShares Core U.S. Aggregate Bond ETF (b)	3,049,604	333,962,134
iShares iBoxx $ Investment Grade Corporate Bond ETF (b)	3,858,200	464,951,682
iShares Intermediate Credit Bond ETF (a) (b)	1,173,627	128,840,772
iShares MSCI EAFE Fund (a) (b)	5,482,655	357,469,106
iShares MSCI Japan Fund (a) (b)	744,558	39,945,537
iShares U.S. Real Estate ETF (a) (b)	1,833,604	146,266,591
Materials Select Sector SPDR Fund (a)	1,102,186	59,308,629
Powershares QQQ Trust - Series 1 (a)	2,167,013	298,267,669
Real Estate Select Sector SPDR Fund (a)	1,299,492	41,843,643
Technology Select Sector SPDR Fund (a)	3,193,938	174,772,287
Utilities Select Sector SPDR Fund (a)	1,071,224	55,660,799
Vanguard Short-Term Corporate Bond ETF	1,458,405	116,730,736
Vanguard Total Bond Market ETF	4,769,518	390,289,658

Total Mutual Funds (Cost $3,648,961,920)		4,049,936,679

Short-Term Investments—41.0%

Mutual Fund—1.4%
SSGA USD Liquidity Fund, S2 Shares, 1.061% (c)	101,738,436	101,738,436

Repurchase Agreement—39.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $2,940,961,179 on 07/03/17, collateralized by $2,933,745,000 U.S. Government Agency Obligations with rates ranging from 0.125% - 4.000%, maturity dates ranging from 01/12/18 - 05/15/25, with a value of $2,999,768,090.	2,940,931,770	2,940,931,770

Total Short-Term Investments (Cost $3,042,670,206)		3,042,670,206

Securities Lending Reinvestments (d)—16.2%

Certificates of Deposit—8.5%
ABN AMRO Bank NV
Zero Coupon, 09/05/17	9,958,176	9,979,000

Certificates of Deposit—(Continued)
Banco Del Estado De Chile New York
1.429%, 10/19/17 (e)	15,500,000	15,503,689
Bank of Montreal
1.210%, 07/17/17	23,000,000	23,000,000
Bank of Nova Scotia Houston
1.492%, 11/03/17 (e)	10,000,000	10,009,873
Bank of Tokyo-Mitsubishi, Ltd.
1.602%, 11/16/17 (e)	40,000,000	40,039,040
Chiba Bank, Ltd., New York
1.170%, 07/10/17	9,500,000	9,499,924
1.170%, 07/11/17	15,000,000	14,999,820
Cooperative Rabobank UA New York
1.555%, 10/13/17 (e)	12,000,000	12,013,836
1.558%, 10/13/17 (e)	14,000,000	14,018,992
Credit Suisse AG New York
1.377%, 10/11/17 (e)	16,000,000	16,003,136
1.432%, 10/16/17 (e)	12,000,000	12,002,568
1.466%, 10/25/17 (e)	30,000,000	30,001,776
DG Bank New York
1.140%, 07/03/17	16,500,000	16,499,835
DNB NOR Bank ASA
1.412%, 07/28/17 (e)	17,000,000	17,002,125
HSBC Bank New York
1.411%, 08/01/17 (e)	31,000,000	31,009,269
KBC Bank NV
Zero Coupon, 08/22/17	34,885,884	34,943,650
1.200%, 07/18/17	15,000,000	15,000,000
Landesbank Baden-Wuerttemberg
1.150%, 07/03/17	6,000,000	5,999,940
Mitsubishi UFJ Trust and Banking Corp.
1.367%, 10/11/17 (e)	19,000,000	19,004,256
Mizuho Bank, Ltd., New York
1.397%, 10/11/17 (e)	20,000,000	19,999,340
1.400%, 11/27/17 (e)	17,500,000	17,491,950
1.469%, 10/18/17 (e)	7,500,000	7,499,490
National Australia Bank London
1.480%, 11/09/17 (e)	18,500,000	18,514,985
Norinchukin Bank New York
1.377%, 10/13/17 (e)	4,000,000	4,002,750
1.584%, 08/21/17 (e)	55,000,000	55,020,295
Royal Bank of Canada New York
1.555%, 10/13/17 (e)	25,000,000	25,025,275
Shizuoka Bank New York
1.220%, 07/17/17	25,000,000	25,000,100
Sumitomo Mitsui Banking Corp., New York
1.330%, 02/08/18 (e)	15,800,000	15,798,562
1.717%, 07/10/17	17,508,199	17,504,065
Sumitomo Mitsui Trust Bank, Ltd., New York
1.297%, 11/13/17 (e)	7,600,000	7,599,445
1.342%, 11/16/17 (e)	5,000,000	4,999,685
1.377%, 10/11/17 (e)	4,000,000	4,002,818
1.466%, 10/26/17 (e)	12,500,000	12,503,200
1.552%, 08/16/17 (e)	25,000,000	25,007,525
UBS, Stamford
1.722%, 07/31/17 (e)	4,304,395	4,302,456

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Wells Fargo Bank San Francisco N.A.
1.547%, 10/26/17 (e)	18,700,000	$18,716,718

		629,519,388

Commercial Paper—2.9%
Atlantic Asset Securitization LLC
1.170%, 07/12/17	14,955,637	14,994,570
Barton Capital S.A.
1.290%, 09/12/17	49,838,750	49,877,600
ING Funding LLC
1.234%, 12/07/17 (e)	25,000,000	25,008,633
1.277%, 11/13/17 (e)	11,000,000	10,999,197
LMA S.A. & LMA Americas
1.150%, 07/07/17	9,997,764	9,998,722
1.170%, 07/20/17	19,944,100	19,987,260
1.180%, 07/11/17	7,477,875	7,497,510
Ridgefield Funding Co. LLC
1.604%, 08/21/17 (e)	23,000,000	23,009,683
Sheffield Receivables Co.
1.190%, 07/28/17	31,402,123	31,470,390
1.220%, 08/15/17	23,925,173	23,960,928

		216,804,493

Master Demand Notes—0.6%
Natixis Financial Products LLC
1.390%, 07/03/17 (e)	10,000,000	10,000,000
1.410%, 07/03/17 (e)	35,000,000	35,000,000

		45,000,000

Repurchase Agreements—3.3%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $55,860 on 07/03/17, collateralized by $58,144 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $56,972.	55,854	55,854
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $15,178,125 on 10/02/17, collateralized by various Common Stock with a value of $16,500,001.	15,000,000	15,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $30,003,000 on 07/03/17, collateralized by $30,502,000 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $30,600,092.	30,000,000	30,000,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $10,508,138 on 07/03/17, collateralized by $2,282 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $11,674,147.	10,500,000	10,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $63,918,190 on 09/29/17, collateralized by various Common Stock with a value of $69,971,015.	63,610,000	63,610,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $75,069,479 on 07/07/17, collateralized by $67,626,197 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $76,549,945.	75,000,000	75,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $22,864,444 on 10/02/17, collateralized by various Common Stock with a value of $24,750,000.	22,500,000	22,500,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $8,565,004 on 10/02/17, collateralized by various Common Stock with a value of $9,350,001.	8,500,000	8,500,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $18,432,058 on 07/03/17, collateralized by $36,750,559 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $18,800,789.	18,430,000	18,430,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $4,500,443 on 07/03/17, collateralized by $6,757,935 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $4,590,000.	4,500,000	4,500,000

		248,095,854

Time Deposits—0.9%
ABN AMRO Bank NV
1.180%, 07/07/17	15,000,000	15,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Credit Industriel et Commercial
1.100%, 07/03/17	30,800,000	$30,800,000
Nordea Bank New York
1.050%, 07/03/17	5,300,000	5,300,000
Shinkin Central Bank
1.330%, 07/25/17	9,450,000	9,450,000
Standard Chartered plc
1.200%, 07/03/17	6,100,000	6,100,000

		66,650,000

Total Securities Lending Reinvestments (Cost $1,205,857,702)		1,206,069,735

Total Investments—111.7% (Cost $7,897,489,828) (f)		8,298,676,620
Other assets and liabilities (net)—(11.7)%		(868,705,372)

Net Assets—100.0%		$7,429,971,248

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $1,181,289,136 and the collateral received consisted of cash in the amount of $1,205,543,930. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of June 30, 2017.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	As of June 30, 2017, the aggregate cost of investments was $7,897,489,828. The aggregate unrealized appreciation and depreciation of investments were $423,917,519 and $(22,730,727), respectively, resulting in net unrealized appreciation of $401,186,792.
(ETF)—	Exchange-Traded Fund

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
SEK	362,000,000	Goldman Sachs & Co.	09/20/17	$41,826,018	$1,329,458

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Amsterdam Index Futures	07/21/17	427	EUR	44,544,760	$(1,472,984)
Australian Currency Futures	09/18/17	1,382	USD	105,048,239	1,020,261
British Pound Currency Futures	09/18/17	3,073	USD	246,095,059	4,450,472
CAC 40 Index Futures	07/21/17	3,750	EUR	197,490,600	(6,420,994)
DAX Index Futures	09/15/17	561	EUR	178,626,967	(6,668,974)
Euro Currency Futures	09/18/17	4,546	USD	638,165,207	13,447,068
Euro Stoxx 50 Index Futures	09/15/17	2,122	EUR	75,499,785	(3,076,911)
FTSE 100 Index Futures	09/15/17	2,583	GBP	192,653,281	(7,267,026)
FTSE MIB Index Futures	09/15/17	272	EUR	28,646,200	(876,668)
Hang Seng Index Futures	07/28/17	382	HKD	488,353,464	40,991
IBEX 35 Index Futures	07/21/17	385	EUR	41,427,032	(1,558,254)
Japanese Yen Currency Futures	09/18/17	683	USD	76,988,102	(918,977)
MSCI Singapore Index Futures	07/28/17	909	SGD	32,449,991	96,687
Nikkei 225 Index Futures	09/07/17	4,093	JPY	81,962,690,637	(185,202)
OMX Stockholm 30 Index Futures	07/21/17	2,257	SEK	370,003,860	(980,828)
Russell 2000 Index Mini Futures	09/15/17	4,084	USD	290,682,404	(1,882,344)
SPI 200 Index Futures	09/21/17	946	AUD	134,760,283	(892,677)
Swiss Franc Currency Futures	09/18/17	902	USD	116,404,679	1,734,771
U.S. Treasury Long Bond Futures	09/20/17	1,278	USD	195,025,112	1,387,513
U.S. Treasury Note 10 Year Futures	09/20/17	1,760	USD	221,592,932	(657,932)
U.S. Treasury Ultra Long Bond Futures	09/20/17	200	USD	32,618,888	556,112

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	09/15/17	(2,581)	USD	(314,141,531)	$1,724,386
U.S. Treasury Note 2 Year Futures	09/29/17	(226)	USD	(48,914,552)	73,833
U.S. Treasury Note 5 Year Futures	09/29/17	(3,562)	USD	(420,566,451)	834,840

Net Unrealized Depreciation					$(7,492,837)

Swap Agreements

OTC Total Return Swaps

Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
1.000%	07/19/17	UBS AG	MSCI Switzerland Net Return Index	CHF	135,573,268	$6,803,317	$—	$6,803,317
0.100%	09/01/17	JPMorgan Chase Bank N.A.	S&P GSCI Commodity Index	USD	269,446,064	(5,178,029)	—	(5,178,029)
1.202%	08/31/17	JPMorgan Chase Bank N.A.	S&P GSCI Commodity Index	USD	15,718,760	149,083	—	149,083

Totals						$1,774,371	$—	$1,774,371

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	2.140%	06/16/27	USD	294,000,000	$(4,023,526)
Pay	3M LIBOR	2.150%	06/20/27	USD	312,000,000	(4,022,416)
Pay	3M LIBOR	2.160%	06/22/27	USD	322,000,000	(3,872,591)
Pay	3M LIBOR	2.170%	06/19/27	USD	330,000,000	(3,652,193)
Pay	3M LIBOR	2.190%	06/14/27	USD	334,000,000	(3,044,955)
Pay	3M LIBOR	2.205%	06/15/27	USD	305,000,000	(2,371,924)
Pay	3M LIBOR	2.280%	12/12/26	USD	326,000,000	381,971

Net Unrealized Depreciation						$(20,605,634)

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,049,936,679	$—	$—	$4,049,936,679
Short-Term Investments
Mutual Fund	101,738,436	—	—	101,738,436
Repurchase Agreement	—	2,940,931,770	—	2,940,931,770
Total Short-Term Investments	101,738,436	2,940,931,770	—	3,042,670,206
Total Securities Lending Reinvestments*	—	1,206,069,735	—	1,206,069,735
Total Investments	$4,151,675,115	$4,147,001,505	$—	$8,298,676,620

Collateral for Securities Loaned (Liability)	$—	$(1,205,543,930)	$—	$(1,205,543,930)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,329,458	$—	$1,329,458
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$25,366,934	$—	$—	$25,366,934
Futures Contracts (Unrealized Depreciation)	(32,859,771)	—	—	(32,859,771)
Total Futures Contracts	$(7,492,837)	$—	$—	$(7,492,837)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$381,971	$—	$381,971
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(20,987,605)	—	(20,987,605)
Total Centrally Cleared Swap Contracts	$—	$(20,605,634)	$—	$(20,605,634)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$6,952,400	$—	$6,952,400
OTC Swap Contracts at Value (Liabilities)	—	(5,178,029)	—	(5,178,029)
Total OTC Swap Contracts	$—	$1,774,371	$—	$1,774,371

*	See Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$3,392,309,079
Affiliated investments at value (c) (d)	1,965,435,771
Repurchase Agreement	2,940,931,770
Cash	85,917
Cash denominated in foreign currencies (e)	120,666,905
Cash collateral (f)	248,161,820
OTC swap contracts at market value	6,952,400
Unrealized appreciation on forward foreign currency exchange contracts	1,329,458
Receivable for:
Fund shares sold	17,819
Dividends and interest	525,464
Interest on OTC swap contracts	303,639

Total Assets	8,676,720,042
Liabilities
OTC swap contracts at market value	5,178,029
Cash collateral on OTC swap contracts	7,830,000
Collateral for securities loaned	1,205,543,930
Payables for:
Investments purchased	85,917
Fund shares redeemed	1,160,545
Variation margin on futures contracts	14,002,006
Variation margin on centrally cleared swap contracts	6,739,388
Interest on OTC swap contracts	38,497
Accrued Expenses:
Management fees	3,853,207
Distribution and service fees	1,540,423
Deferred trustees’ fees	98,903
Other expenses	677,949

Total Liabilities	1,246,748,794

Net Assets	$7,429,971,248

Net Assets Consist of:
Paid in surplus	$6,818,846,440
Undistributed net investment income	12,446,034
Accumulated net realized gain	221,766,637
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	376,912,137

Net Assets	$7,429,971,248

Net Assets
Class B	$7,429,971,248
Capital Shares Outstanding*
Class B	727,642,130
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $3,064,475,853.
(b)	Includes securities loaned at value of $794,198,733.
(c)	Identified cost of affiliated investments was $1,892,082,205.
(d)	Includes securities loaned at value of $387,090,403.
(e)	Identified cost of cash denominated in foreign currencies was $120,151,493.
(f)	Includes collateral of $148,971,000 for futures contracts, $10,590,000 for OTC swap contracts and $88,600,820 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$18,213,953
Dividends from affiliated investments	23,028,388
Interest	1,697,876
Securities lending income	3,714,444

Total investment income	46,654,661
Expenses
Management fees	24,144,917
Administration fees	139,521
Custodian and accounting fees	180,317
Distribution and service fees—Class B	9,172,070
Audit and tax services	26,317
Legal	20,436
Trustees’ fees and expenses	26,454
Shareholder reporting	91,012
Insurance	25,717
Miscellaneous	30,826

Total expenses	33,857,587
Less management fee waiver	(1,184,721)

Net expenses	32,672,866

Net Investment Income	13,981,795

Net Realized and Unrealized Gain
Net realized gain on:
Investments	18,621,863
Affiliated investments	555,398
Futures contracts	253,017,479
Swap contracts	15,564,506
Foreign currency transactions	1,252,608

Net realized gain	289,011,854

Net change in unrealized appreciation (depreciation) on:
Investments	120,283,944
Affiliated investments	70,886,005
Futures contracts	(13,996,128)
Swap contracts	(2,409,691)
Foreign currency transactions	2,047,707

Net change in unrealized appreciation	176,811,837

Net realized and unrealized gain	465,823,691

Net Increase in Net Assets From Operations	$479,805,486

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,981,795	$44,961,406
Net realized gain	289,011,854	144,607,571
Net change in unrealized appreciation	176,811,837	136,965,937

Increase in net assets from operations	479,805,486	326,534,914

From Distributions to Shareholders
Net investment income
Class B	(50,163,933)	(107,977,698)
Net realized capital gains
Class B	(90,295,080)	(608,795,313)

Total distributions	(140,459,013)	(716,773,011)

Increase (decrease) in net assets from capital share transactions	(236,854,814)	235,121,635

Total increase (decrease) in net assets	102,491,659	(155,116,462)

Net Assets
Beginning of period	7,327,479,589	7,482,596,051

End of period	$7,429,971,248	$7,327,479,589

Undistributed net investment income
End of period	$12,446,034	$48,628,172

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	1,245,674	$12,521,618	11,321,629	$113,397,645
Reinvestments	13,716,701	140,459,013	75,608,968	716,773,011
Redemptions	(38,691,867)	(389,835,445)	(60,062,590)	(595,049,021)

Net increase (decrease)	(23,729,492)	$(236,854,814)	26,868,007	$235,121,635

Increase (decrease) derived from capital shares transactions		$(236,854,814)		$235,121,635

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.75		$10.33	$10.95	$11.05	$10.39	$9.52

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.06	0.04	0.07	0.06	0.14
Net realized and unrealized gain (loss) on investments	0.64		0.37	(0.04)	0.56	0.99	0.73

Total from investment operations	0.66		0.43	0.00	0.63	1.05	0.87

Less Distributions
Distributions from net investment income	(0.07)		(0.15)	(0.17)	(0.13)	(0.15)	0.00
Distributions from net realized capital gains	(0.13)		(0.86)	(0.45)	(0.60)	(0.24)	(0.00	) (b)

Total distributions	(0.20)		(1.01)	(0.62)	(0.73)	(0.39)	0.00

Net Asset Value, End of Period	$10.21		$9.75	$10.33	$10.95	$11.05	$10.39

Total Return (%) (c)	6.72	(d)	4.43	(0.11)	5.92	10.31	9.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.92	(f)	0.92	0.92	0.92	0.92	0.93
Net ratio of expenses to average net assets (%) (e)(g)	0.89	(f)	0.89	0.89	0.90	0.91	0.93
Ratio of net investment income to average net assets (%)	0.38	(f)	0.61	0.35	0.63	0.58	1.37
Portfolio turnover rate (%)	0	(d)(h)	2	51	25	51	62
Net assets, end of period (in millions)	$7,430.0		$7,327.5	$7,482.6	$7,846.9	$7,817.8	$6,758.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(h)	Rounds to less than 1%.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is May 14, 2013 and it invests primarily in commodity-linked derivatives and exchange-traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2017, the Portfolio held $109,303,895 in the Subsidiary, representing 1.3% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the consolidated financial statements were issued.

BHFTI-13

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews

BHFTI-14

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distributions from underlying funds, futures transactions, controlled foreign corporation reversal and swap transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $2,940,931,770, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $248,095,854, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

BHFTI-15

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Consolidated Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Consolidated Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The

BHFTI-16

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps

BHFTI-17

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$381,971	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$20,987,605
	Unrealized appreciation on futures contracts (c) (a)	2,852,298	Unrealized depreciation on futures contracts (c) (a)	657,932
Equity	OTC swap contracts at market value (d)	6,952,400	OTC swap contracts at market value (d)	5,178,029
	Unrealized appreciation on futures contracts (c) (a)	1,862,064	Unrealized depreciation on futures contracts (c) (a)	31,282,862
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,329,458
	Unrealized appreciation on futures contracts (c) (a)	20,652,572	Unrealized depreciation on futures contracts (c) (a)	918,977

Total		$34,030,763		$59,025,405

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $303,639 and OTC swap interest payable of $38,497.

BHFTI-18

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs & Co.	$1,329,458	$—	$—	$1,329,458
JPMorgan Chase Bank N.A.	149,083	(149,083)	—	—
UBS AG	6,803,317	—	(6,803,317)	—

	$8,281,858	$(149,083)	$(6,803,317)	$1,329,458

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
JPMorgan Chase Bank N.A.	$5,178,029	$(149,083)	$(5,028,946)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Consolidated Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$1,554,795	$1,554,795
Futures contracts	17,518,381	150,719,485	—	84,779,613	253,017,479
Swap contracts	31,490,052	10,220,672	(26,146,218)	—	15,564,506

	$49,008,433	$160,940,157	$(26,146,218)	$86,334,408	$270,136,780

Consolidated Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$1,284,516	$1,284,516
Futures contracts	(3,483,784)	(21,311,183)	—	10,798,839	(13,996,128)
Swap contracts	(2,542,782)	133,091	—	—	(2,409,691)

	$(6,026,566)	$(21,178,092)	$—	$12,083,355	$(15,121,303)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$54,018,894
Futures contracts long	1,512,096,792
Futures contracts short	(223,346,892)
Swap contracts	2,338,729,462

‡	Averages are based on activity levels during the period.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTI-19

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-20

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$7,194,580	$0	$82,756,401

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$24,144,917	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $100 million
0.075%	$100 million to $300 million
0.025%	$300 million to $600 million
0.030%	$3 billion to $5 billion
0.060%	Over $5 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived, for the period ended June 30, 2017 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

BHFTI-21

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Underlying ETFs

The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETFs for the six months ended June 30, 2017 were as follows:

Underlying ETF/Security	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
iShares 1-3 Year Credit Bond ETF	4,618,949	—	—	4,618,949
iShares Core MSCI EAFE ETF	—	124,461	—	124,461
iShares Core U.S. Aggregate Bond ETF	3,049,604	—	—	3,049,604
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,858,200	—	—	3,858,200
iShares Intermediate Credit Bond ETF	1,173,627	—	—	1,173,627
iShares MSCI EAFE Fund	5,598,492	—	(115,837)	5,482,655
iShares MSCI Japan Fund	744,558	—	—	744,558
iShares U.S. Real Estate ETF	1,833,604	—	—	1,833,604

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Underlying ETFs	Capital Gain Distributions from Underlying ETFs	Dividend Income from Underlying ETFs	Ending Value as of June 30, 2017
iShares 1-3 Year Credit Bond ETF	$—	$—	$3,208,424	$486,421,519
iShares Core MSCI EAFE ETF	—	—	120,071	7,578,430
iShares Core U.S. Aggregate Bond ETF	—	—	3,446,114	333,962,134
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	—	6,145,499	464,951,682
iShares Intermediate Credit Bond ETF	—	—	1,339,733	128,840,772
iShares MSCI EAFE Fund	555,398	—	5,821,105	357,469,106
iShares MSCI Japan Fund	—	—	259,296	39,945,537
iShares U.S. Real Estate ETF	—	—	2,688,146	146,266,591

	$555,398	$—	$23,028,388	$1,965,435,771

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$224,479,951	$298,087,382	$492,293,060	$137,092,075	$716,773,011	$435,179,457

BHFTI-22

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$102,546,158	$37,084,022	$132,232,984	$—	$271,863,164

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

12. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-23

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
679,960,718	31,974,364	47,547,544

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	710,864,710	48,617,916
Robert Boulware	710,526,886	48,955,740
Susan C. Gause	711,508,338	47,974,289
Nancy Hawthorne	710,104,680	49,377,946
Barbara A. Nugent	711,506,424	47,976,203
John Rosenthal	710,642,631	48,839,995
Linda B. Strumpf	708,991,206	50,491,420
Dawn M. Vroegop	710,519,783	48,962,843

BHFTI-24

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A and B shares of the BlackRock High Yield Portfolio returned 4.90% and 4.70%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays High Yield 2% Issuer Capped Index1, returned 4.92%.

MARKET ENVIRONMENT / CONDITIONS

With the exception of short-term bouts of commodity price volatility, high yield bonds have continued to grind higher during the first half of 2017. The first two months of 2017 posted strong gains in high yield with little volatility, as the “Trump Trade” continued to dominate headlines and the U.S. Federal Open Market Committee left benchmark interest rates unchanged. Largely in-line with 2016’s trend, CCC-rated credits outperformed higher-rated names as investors searched for yield and upside potential. March brought both uncertainty and volatility after twelve high-performing months. In addition to the first Federal Reserve interest rate hike of 2017, uncertainty regarding U.S. healthcare policy and oil price volatility were top of mind to investors to close out the first quarter of 2017. For the second quarter, U.S. political battles continued, as President Trump’s initial tax bill proposals signaled corporate rate cuts of up to 20% and healthcare reform appeared to be on the back burner for lawmakers. Geopolitical risks were also top of mind, as the French presidential elections posed a test for the global trend towards nationalism. In May, OPEC’s meeting resulted in product cuts in-line with market expectations, though oil would touch a low of $42.50 by June. Generally, risk assets have performed well in 2017, with the S&P 500 posting 9.34% through June 30th.

While high yield performance dispersion was substantial throughout 2015-2016, the broad-based rally has brought spreads and yields tighter to 441bps and 6.12% in 2017, respectively. Despite some volatility in the second quarter, lower-quality assets continued to outperform in 2017, with CCCs returning 5.78%, Single Bs returning 4.07%, and BBs returning 4.60%. From a sector perspective, return dispersion has tightened meaningfully over 2016 levels. So far in 2017, only one sector (retail) has posted a negative return. Outside of the retail, healthcare has posted the strongest sector-level returns in 2017 with 7.64%, followed by chemicals at 7.06%.

In 2017, new issuance volumes totaled $175.3 billion through June-end. This represents a 13% increase from 2016 levels, though refinancing activity continues to dominate the market at 64% of gross new issuance. 2017’s first quarter saw substantially higher new issuance volume as compared to second quarter, as market volatility drove volumes down 22% quarter-over-quarter. High yield retail fund flows were broadly negative in the first half of 2017, totaling -$9.5 billion in 2017 through June 30th, erasing 2016’s +$8.2 billion inflow. Approximately -$760 million is attributable to ETF outflows, while the remainder stems from actively managed products. From a default perspective, default activity has decreased meaningfully over 2016’s levels, with 22 companies defaulting on $18.0 billion bonds and loans. By contrast, 34 companies had defaulted on $43.4 billion during the first half of 2016. These defaults bring the 2017 high yield bond default rate to 2.02%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

As 2017 has so far been defined by relatively low market volatility, the Portfolio’s broad themes remained generally consistent. However, the team focused on both core high yield and tactical, out-of-benchmark allocation changes as market conditions warrant. From a ratings perspective, the Portfolio was consistently underweight BB-rated credits and overweight B-rated credits. Within the CCC space, the Portfolio maintained a slight net overweight, tactically increasing the position over the period. Importantly, our conviction for the Portfolio’s CCC-rated credits is based on at least one of the following: a potential for near-term upgrade to single B, a near-term catalyst for price appreciation, and/or it is short duration paper with substantial yield. The Portfolio maintained a tactical position to liquid high-yield index securities (high-yield CDX, ETFs) which positively contributed to performance over the period. Throughout the first half of 2017, the Portfolio tactically navigated its net equity exposure. Over the period, the Portfolio eliminated its equity overweight within the Banking sector and both added and reduced portfolio hedges as market conditions warranted. By period-end, the Portfolio’s net equity allocation was 0.67%.

From a risk perspective, the Portfolio has remained roughly market-neutral over the first half of 2017. Despite this broadly risk-neutral positioning relative to the benchmark, the Portfolio has been incrementally adding/reducing risk throughout the year to end as conditions warrant. By the end of the first quarter of 2017, the Portfolio’s beta touched 1.06, but ended the second quarter of 2017 at 1.00 as the team looked to take a more cautious approach. In that light, the Portfolio added to its higher-quality CCC positions over the period and increased its BB-rated underweight. From a sector standpoint, the Portfolio meaningfully reduced its energy exposures over the period, specifically within the more volatile Oil Field Services and Refining sectors. Similarly, the Portfolio remains underweight the Consumer Cyclical space broadly, and retailers and automotive specifically given fundamental weaknesses associated with these sectors persist. At period end, the Portfolio’s average credit rating stood at B1/B+ with a yield-to-worst of 5.43%.

On an absolute basis, healthcare, cable & satellite, and wireless sectors were the largest contributors to the Portfolio’s return during the first half of 2017, as the Portfolio captured upside during those sectors’ strong performance. On a relative basis, security selection within wireless (Sprint), technology (BMC Software), and midstream (Williams Companies) were positive contributors, as were the Portfolio’s underweight to retailers (Petsmart) and oil field services (Transocean), whose deteriorating fundamentals continued to derail sector performance. By contrast, the Portfolio’s slight underweight to pharmaceuticals and healthcare were net detractors over the period, as both sectors were top performers. However, the Portfolio’s security selection within pharmaceuticals positively contributed. The Portfolio’s

BHFTI-1

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

out-of-benchmark tactical positions positively contributed to performance over the period, with the bank loans allocation in the gaming (Caesars Entertainment) and technology (Kronos) sectors as notable standouts. The Portfolio’s common equity allocation was a contributor over the period. Specifically, equity positions in in the gaming sector were key outperformers.

James Keenan

Mitch Garfin

David Delbos

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock High Yield Portfolio
Class A	4.90	12.51	7.28	7.29	—
Class B	4.70	12.24	7.00	—	7.75
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	4.92	12.69	6.90	7.76	—

1 The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

2 Inception dates of the Class A and Class B shares are 8/30/1996 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Sectors

% of Net Assets
Corporate Bonds & Notes	83.4
Floating Rate Loans	7.9
Asset-Backed Securities	2.3
Convertible Preferred Stocks	0.9
Preferred Stocks	0.7
Common Stocks	0.7
Convertible Bonds	0.3

BHFTI-3

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.67%	$1,000.00	$1,049.00	$3.40
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class B(a)	Actual	0.92%	$1,000.00	$1,047.00	$4.67
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—83.4% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.4%
Acosta, Inc. 7.750%, 10/01/22 (144A)	858,000	$649,935
Clear Channel International B.V. 8.750%, 12/15/20 (144A)	1,119,000	1,186,140
MDC Partners, Inc. 6.500%, 05/01/24 (144A)	888,000	885,780

		2,721,855

Aerospace/Defense—1.6%
Accudyne Industries Borrower / Accudyne Industries LLC 7.750%, 12/15/20 (144A)	2,070,000	2,070,000
Arconic, Inc. 5.125%, 10/01/24 (a)	2,072,000	2,149,700
5.900%, 02/01/27	313,000	336,866
5.950%, 02/01/37	130,000	130,975
6.750%, 01/15/28	318,000	351,390
KLX, Inc. 5.875%, 12/01/22 (144A)	1,770,000	1,858,500
Kratos Defense & Security Solutions, Inc. 7.000%, 05/15/19	142,000	144,485
TransDigm, Inc. 6.000%, 07/15/22	1,405,000	1,447,150
6.375%, 06/15/26	125,000	126,875
6.500%, 07/15/24 (a)	2,113,000	2,181,672
6.500%, 05/15/25	645,000	656,288

		11,453,901

Agriculture—0.0%
Tereos Finance Groupe I S.A. 4.125%, 06/16/23 (EUR)	100,000	116,328

Airlines—0.3%
Continental Airlines Pass-Through Trust 6.125%, 04/29/18	900,000	922,500
Norwegian Air Shuttle ASA Pass-Through Trust 7.500%, 11/10/23 (144A)	485,016	525,030
Virgin Australia Pass-Through Trust 7.125%, 10/23/18 (144A)	751,179	765,301

		2,212,831

Apparel—0.0%
Levi Strauss & Co. 3.375%, 03/15/27 (EUR)	100,000	115,468
SMCP Group SAS 5.875%, 05/01/23 (EUR)	135,000	167,828

		283,296

Auto Manufacturers—0.1%
Aston Martin Capital Holdings, Ltd. 5.750%, 04/15/22 (GBP)	100,000	136,464
Navistar International Corp. 8.250%, 11/01/21	384,000	387,840

		524,304

Auto Parts & Equipment—0.4%
Adient Global Holdings, Ltd. 3.500%, 08/15/24 (EUR)	100,000	115,831
Allison Transmission, Inc. 5.000%, 10/01/24 (144A)	36,000	36,900
Faurecia 3.625%, 06/15/23 (EUR)	200,000	239,922
FTE Verwaltungs GmbH 9.000%, 07/15/20 (EUR)	100,000	119,176
Gestamp Funding Luxembourg S.A. 3.500%, 05/15/23 (EUR)	100,000	119,067
Grupo-Antolin Irausa S.A. 3.250%, 04/30/24 (EUR)	100,000	116,642
HP Pelzer Holding GmbH 4.125%, 04/01/24 (EUR)	175,000	206,002
IHO Verwaltungs GmbH 2.750%, 09/15/21 (EUR) (b)	200,000	232,418
3.250%, 09/15/23 (EUR) (b)	200,000	234,141
3.750%, 09/15/26 (EUR) (b)	150,000	178,604
4.125%, 09/15/21 (144A) (a) (b)	455,000	463,531
4.500%, 09/15/23 (144A) (b)	200,000	203,000
4.750%, 09/15/26 (144A) (b)	270,000	273,037
LKQ Italia Bondco S.p.A. 3.875%, 04/01/24 (EUR)	200,000	246,819
Samvardhana Motherson Automotive Systems Group B.V. 4.125%, 07/15/21 (EUR)	131,000	152,620
ZF North America Capital, Inc. 4.750%, 04/29/25 (144A)	150,000	158,250

		3,095,960

Banks—2.4%
Allied Irish Banks plc 4.125%, 11/26/25 (EUR) (c)	225,000	273,366
Banco BPM S.p.A. 2.750%, 07/27/20 (EUR)	400,000	471,311
4.250%, 01/30/19 (EUR)	100,000	119,716
Banco Espirito Santo S.A. 2.625%, 05/08/17 (EUR) (d)	400,000	137,058
4.750%, 01/15/18 (EUR) (d)	1,000,000	342,645
Bank of America Corp. 5.125%, 06/17/19 (a) (c)	690,000	704,662
6.100%, 03/17/25 (c)	414,000	449,749
6.250%, 09/05/24 (c)	1,160,000	1,261,500
6.500%, 10/23/24 (c)	1,027,000	1,141,952
Bank of Ireland 4.250%, 06/11/24 (EUR) (c)	320,000	385,595
Bankia S.A. 3.375%, 03/15/27 (EUR) (c)	100,000	116,174
4.000%, 05/22/24 (EUR) (c)	500,000	592,239
CaixaBank S.A. 3.500%, 02/15/27 (EUR) (c)	200,000	238,546
Citigroup, Inc. 5.950%, 08/15/20 (c)	425,000	447,194
6.125%, 11/15/20 (c)	375,000	403,125
Deutsche Pfandbriefbank AG 4.600%, 02/22/27 (EUR)	100,000	124,149

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Intesa Sanpaolo S.p.A. 6.625%, 09/13/23 (EUR)	200,000	$280,308
JPMorgan Chase & Co. 5.000%, 07/01/19 (a) (c)	350,000	357,875
5.300%, 05/01/20 (c)	2,335,000	2,431,319
6.100%, 10/01/24 (c)	1,127,000	1,222,795
6.125%, 04/30/24 (c)	243,000	262,744
Morgan Stanley 5.550%, 07/15/20 (c)	345,000	360,439
National Westminster Bank plc 1.500%, 07/31/17 (c)	100,000	82,200
Royal Bank of Scotland Group plc 8.625%, 08/15/21 (c)	238,000	259,420
U.S. Bancorp 5.300%, 04/15/27 (c)	994,000	1,058,610
UniCredit S.p.A. 4.375%, 01/03/27 (EUR) (c)	200,000	241,256
5.750%, 10/28/25 (EUR) (c)	300,000	376,720
6.950%, 10/31/22 (EUR)	200,000	275,518
Unione di Banche Italiane S.p.A. 4.450%, 09/15/27 (EUR) (c)	100,000	117,379
Wells Fargo & Co. 5.875%, 06/15/25 (a) (c)	1,655,000	1,823,760
5.900%, 06/15/24 (c)	760,000	813,960

		17,173,284

Building Materials—0.6%
BMBG Bond Finance SCA 3.000%, 06/15/21 (EUR)	100,000	117,493
CEMEX Finance LLC 4.625%, 06/15/24 (EUR)	200,000	246,962
CPG Merger Sub LLC 8.000%, 10/01/21 (144A)	1,245,000	1,297,913
Kerneos Corporate SASU 5.750%, 03/01/21 (EUR)	131,000	153,876
Norbord, Inc. 6.250%, 04/15/23 (144A) (a)	540,000	576,450
PCF GmbH 7.875%, 08/01/19 (EUR)	100,000	116,725
Ply Gem Industries, Inc. 6.500%, 02/01/22	527,000	551,990
Standard Industries, Inc. 5.375%, 11/15/24 (144A)	112,000	118,020
Titan Global Finance plc 3.500%, 06/17/21 (EUR)	100,000	121,046
USG Corp. 4.875%, 06/01/27 (144A)	461,000	474,254
5.500%, 03/01/25 (144A) (a)	347,000	368,688

		4,143,417

Chemicals—2.7%
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.250%, 02/01/25 (144A) (a)	1,475,000	1,517,406
Axalta Coating Systems Dutch Holding B.V. 3.750%, 01/15/25 (EUR)	100,000	120,040

Chemicals—(Continued)
Axalta Coating Systems LLC 4.875%, 08/15/24 (144A) (a)	459,000	473,918
Blue Cube Spinco, Inc. 9.750%, 10/15/23	461,000	557,810
10.000%, 10/15/25	340,000	419,050
CF Industries, Inc. 4.950%, 06/01/43	321,000	275,258
5.150%, 03/15/34	225,000	208,125
7.125%, 05/01/20 (a)	300,000	331,500
Chemours Co. (The)
5.375%, 05/15/27	421,000	434,636
6.625%, 05/15/23	448,000	473,760
7.000%, 05/15/25	301,000	328,090
Hexion, Inc. 10.375%, 02/01/22 (144A) (a)	448,000	443,520
Huntsman International LLC 4.875%, 11/15/20	890,000	936,725
5.125%, 11/15/22	46,000	49,220
Ineos Finance plc 4.000%, 05/01/23 (EUR)	232,000	272,896
INEOS Group Holdings S.A. 5.375%, 08/01/24 (EUR)	100,000	120,739
Inovyn Finance plc 6.250%, 05/15/21 (EUR)	120,000	143,330
LANXESS AG 4.500%, 12/06/76 (EUR) (c)	75,000	94,028
Momentive Performance Materials, Inc. 3.880%, 10/24/21	2,658,000	2,638,065
NOVA Chemicals Corp. 4.875%, 06/01/24 (144A)	641,000	638,596
5.250%, 06/01/27 (144A)	1,032,000	1,026,840
Platform Specialty Products Corp. 6.500%, 02/01/22 (144A) (a)	3,839,000	3,963,767
10.375%, 05/01/21 (144A)	148,000	163,725
PQ Corp. 6.750%, 11/15/22 (144A) (a)	874,000	939,550
PSPC Escrow Corp. 6.000%, 02/01/23 (EUR)	138,000	165,261
Solvay Finance S.A. 5.118%, 06/02/21 (EUR) (c)	200,000	254,528
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 6.375%, 05/01/22 (EUR)	130,000	158,220
Tronox Finance LLC 6.375%, 08/15/20	507,000	508,268
7.500%, 03/15/22 (144A)	156,000	160,680
Versum Materials, Inc. 5.500%, 09/30/24 (144A)	295,000	310,119
WR Grace & Co. 5.125%, 10/01/21 (144A)	742,000	795,795

		18,923,465

Coal—1.0%
CONSOL Energy, Inc. 5.875%, 04/15/22 (a)	6,331,000	6,220,207

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Coal—(Continued)
Peabody Energy Corp. 6.000%, 03/31/22 (144A)	91,000	$90,318
6.375%, 03/31/25 (144A)	248,000	244,280
SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp. 7.500%, 06/15/25 (144A)	545,000	538,187

		7,092,992

Commercial Services—3.7%
ADT Corp. (The) 3.500%, 07/15/22 (a)	549,000	530,993
4.125%, 06/15/23	446,000	442,097
4.875%, 07/15/32 (144A)	1,018,000	890,750
Alpine Finance Merger Sub LLC 6.875%, 08/01/25 (144A)	395,000	401,913
APX Group, Inc. 6.375%, 12/01/19	230,000	236,325
7.875%, 12/01/22 (a)	796,000	863,660
8.750%, 12/01/20	867,000	895,177
Ashtead Capital, Inc. 5.625%, 10/01/24 (144A)	270,000	290,250
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, 06/01/22 (144A)	1,127,000	1,115,730
5.250%, 03/15/25 (144A)	77,000	72,476
Avis Budget Finance plc 4.125%, 11/15/24 (EUR)	150,000	167,994
4.500%, 05/15/25 (EUR)	100,000	111,911
Booz Allen Hamilton, Inc. 5.125%, 05/01/25 (144A)	1,002,000	984,465
Brand Energy & Infrastructure Services, Inc. 8.500%, 07/15/25 (144A)	1,383,000	1,431,405
CDK Global, Inc. 4.875%, 06/01/27 (144A)	659,000	677,122
Ceridian HCM Holding, Inc. 11.000%, 03/15/21 (144A)	710,000	749,937
Cognita Financing plc 7.750%, 08/15/21 (GBP)	125,000	169,595
Gartner, Inc. 5.125%, 04/01/25 (144A)	418,000	439,071
GW Honos Security Corp. 8.750%, 05/15/25 (144A)	207,000	216,574
Herc Rentals, Inc. 7.500%, 06/01/22 (144A)	244,000	257,420
7.750%, 06/01/24 (144A)	462,000	487,410
Hertz Corp. (The) 5.500%, 10/15/24 (144A)	145,000	118,900
7.625%, 06/01/22 (144A)	848,000	845,965
Hertz Holdings Netherlands B.V. 4.125%, 10/15/21 (EUR)	100,000	111,217
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, 08/01/23 (144A)	1,873,000	1,973,674
KAR Auction Services, Inc. 5.125%, 06/01/25 (144A)	951,000	968,831

Commercial Services—(Continued)
La Financiere Atalian SAS 4.000%, 05/15/24 (EUR)	166,000	196,233
Laureate Education, Inc. 8.250%, 05/01/25 (144A)	270,000	289,575
Loxam SAS 3.500%, 05/03/23 (EUR)	224,000	264,525
Nielsen Co. Luxembourg S.a.r.l. (The) 5.000%, 02/01/25 (144A)	425,000	435,625
Prime Security Services Borrower LLC / Prime Finance, Inc. 9.250%, 05/15/23 (144A)	4,313,000	4,686,765
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/25 (144A)	377,000	393,023
Service Corp. International 5.375%, 05/15/24	665,000	702,340
Sotheby’s 5.250%, 10/01/22 (144A)	218,000	222,905
Team Health Holdings, Inc. 6.375%, 02/01/25 (144A) (a)	1,642,000	1,592,740
United Rentals North America, Inc. 5.750%, 11/15/24	341,000	357,198
5.875%, 09/15/26	678,000	722,070
Verisure Holding AB 6.000%, 11/01/22 (EUR)	111,838	138,995
WEX, Inc. 4.750%, 02/01/23 (144A)	795,000	798,975

		26,251,831

Computers—0.7%
Dell International LLC / EMC Corp. 6.020%, 06/15/26 (144A)	635,000	699,458
7.125%, 06/15/24 (144A) (a)	1,583,000	1,740,122
Riverbed Technology, Inc. 8.875%, 03/01/23 (144A)	1,025,000	1,041,656
Western Digital Corp. 7.375%, 04/01/23 (144A)	604,000	663,645
10.500%, 04/01/24	648,000	764,433

		4,909,314

Distribution/Wholesale—0.5%
American Tire Distributors, Inc. 10.250%, 03/01/22 (144A)	834,000	863,190
Beacon Roofing Supply, Inc. 6.375%, 10/01/23	28,000	30,100
HD Supply, Inc. 5.250%, 12/15/21 (144A)	426,000	447,034
5.750%, 04/15/24 (144A)	1,730,000	1,838,125
Rexel S.A. 2.625%, 06/15/24 (EUR)	125,000	144,375
3.500%, 06/15/23 (EUR)	206,000	245,870

		3,568,694

Diversified Financial Services—4.0%
Aircastle, Ltd. 5.500%, 02/15/22	269,000	293,210

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Aircastle, Ltd. 7.625%, 04/15/20	48,000	$54,240
Alliance Data Systems Corp. 5.375%, 08/01/22 (144A)	1,060,000	1,070,600
5.875%, 11/01/21 (144A)	1,383,000	1,431,405
Ally Financial, Inc. 8.000%, 11/01/31	4,310,000	5,279,750
Amigo Luxembourg S.A. 7.625%, 01/15/24 (GBP)	100,000	135,274
Arrow Global Finance plc 2.875%, 04/01/25 (EUR) (c)	100,000	114,443
ASP AMC Merger Sub, Inc. 8.000%, 05/15/25 (144A) (a)	232,000	219,820
Blackstone CQP Holdco L.P. 6.500%, 03/20/21 (144A)	3,286,000	3,301,750
CIT Group, Inc. 5.000%, 08/01/23	550,000	592,625
5.800%, 06/15/22 (c)	1,134,000	1,182,195
6.000%, 04/01/36	1,550,000	1,588,750
DFC Finance Corp. 12.000%, 06/16/20 (144A) (a) (b)	1,070,967	653,290
Exela Intermediate LLC / Exela Finance, Inc. 10.000%, 07/15/23 (144A)	600,000	592,500
FBM Finance, Inc. 8.250%, 08/15/21 (144A)	300,000	321,375
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 6.000%, 08/01/20	339,000	348,958
6.250%, 02/01/22	289,000	301,283
6.750%, 02/01/24 (a)	1,095,000	1,141,647
Infinity Acquisition LLC / Infinity Acquisition Finance Corp. 7.250%, 08/01/22 (144A)	117,000	112,613
Intrum Justitia AB 2.625%, 07/15/22 (EUR) (c)	100,000	115,356
2.750%, 07/15/22 (EUR)	100,000	114,757
Jefferies Finance LLC / JFIN Co-Issuer Corp. 6.875%, 04/15/22 (144A)	1,447,000	1,443,382
7.375%, 04/01/20 (144A)	305,000	312,625
Jerrold Finco plc 6.125%, 01/15/24 (GBP)	100,000	131,939
6.250%, 09/15/21 (GBP)	100,000	135,103
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.250%, 03/15/22 (144A)	652,000	669,930
Lehman Brothers Holdings, Inc. Zero Coupon, 02/05/14 (EUR) (d) (e)	4,500,000	385,476
4.750%, 01/16/14 (EUR) (d) (e)	2,140,000	183,315
5.375%, 10/17/12 (EUR) (d) (e)	350,000	29,981
Lincoln Finance, Ltd. 6.875%, 04/15/21 (EUR)	100,000	122,290
LPL Holdings, Inc. 5.750%, 09/15/25 (144A)	135,000	140,400
Mercury Bondco plc 7.125%, 05/30/21 (EUR) (b)	100,000	118,784
8.250%, 05/30/21 (EUR) (b)	299,000	357,468

Diversified Financial Services—(Continued)
Navient Corp. 5.500%, 01/25/23 (a)	343,000	348,574
5.625%, 08/01/33	500,000	417,650
5.875%, 10/25/24	323,000	328,749
6.125%, 03/25/24	111,000	114,330
6.500%, 06/15/22	174,000	184,440
6.625%, 07/26/21	706,000	759,832
6.750%, 06/25/25	444,000	457,600
7.250%, 09/25/23	436,000	469,790
OneMain Financial Holdings LLC 6.750%, 12/15/19 (144A)	544,000	571,200
7.250%, 12/15/21 (144A)	200,000	210,650
Pershing Square Holdings, Ltd. 5.500%, 07/15/22 (144A) (f)	1,000,000	1,046,000
Springleaf Finance Corp. 6.125%, 05/15/22	170,000	179,350
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750%, 06/01/25 (144A)	450,000	460,125

		28,544,824

Electric—1.1%
AES Corp. 4.875%, 05/15/23	483,000	492,056
Calpine Corp. 5.375%, 01/15/23	209,000	203,775
5.875%, 01/15/24 (144A)	450,000	463,500
6.000%, 01/15/22 (144A)	85,000	87,869
ContourGlobal Power Holdings S.A. 5.125%, 06/15/21 (EUR)	200,000	240,354
Dynegy, Inc. 6.750%, 11/01/19	1,460,000	1,505,625
7.375%, 11/01/22 (a)	761,000	751,487
7.625%, 11/01/24 (a)	333,000	323,010
Enel S.p.A. 5.000%, 01/15/75 (EUR) (c)	250,000	309,576
6.625%, 09/15/76 (GBP) (c)	100,000	145,288
7.750%, 09/10/75 (GBP) (c)	100,000	147,828
Gas Natural Fenosa Finance B.V. 4.125%, 11/18/22 (EUR) (c)	200,000	246,368
NRG Energy, Inc. 6.625%, 03/15/23	100,000	102,750
6.625%, 01/15/27	1,515,000	1,516,894
7.875%, 05/15/21 (a)	428,000	441,910
NRG Yield Operating LLC 5.375%, 08/15/24 (a)	305,000	319,869
Origin Energy Finance, Ltd. 4.000%, 09/16/74 (EUR) (c)	100,000	116,242
Talen Energy Supply LLC 6.500%, 06/01/25	208,000	146,640
Viridian Group FundCo II, Ltd. 7.500%, 03/01/20 (EUR)	280,000	334,059

		7,895,100

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electrical Components & Equipment—0.1%
Belden, Inc. 5.500%, 04/15/23 (EUR)	231,000	$278,464
Senvion Holding GmbH 3.875%, 10/25/22 (EUR)	104,000	120,862

		399,326

Electronics—0.1%
Allegion U.S. Holding Co., Inc. 5.750%, 10/01/21	257,000	266,637
Trionista Holdco GmbH 5.000%, 04/30/20 (EUR)	416,000	481,697
Trionista TopCo GmbH 6.875%, 04/30/21 (EUR)	211,000	250,248

		998,582

Energy-Alternate Sources—0.1%
Pattern Energy Group, Inc. 5.875%, 02/01/24 (144A)	333,000	350,483
TerraForm Power Operating LLC 6.375%, 02/01/23 (144A) (a)	458,000	476,320

		826,803

Engineering & Construction—0.4%
AECOM 5.125%, 03/15/27	114,000	114,428
Engility Corp. 8.875%, 09/01/24	502,000	545,297
New Enterprise Stone & Lime Co., Inc. 10.125%, 04/01/22 (144A)	384,000	416,160
SPIE S.A. 3.125%, 03/22/24 (EUR)	100,000	118,939
Swissport Investments S.A. 6.750%, 12/15/21 (EUR)	100,000	122,323
9.750%, 12/15/22 (EUR)	270,000	343,536
Tutor Perini Corp. 6.875%, 05/01/25 (144A) (a)	331,000	348,378
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/23	505,000	491,112
WFS Global Holding SAS 9.500%, 07/15/22 (EUR)	100,000	124,454

		2,624,627

Entertainment—1.2%
Codere Finance 2 Luxembourg S.A. 6.750%, 11/01/21 (EUR)	100,000	117,070
CPUK Finance, Ltd.
4.250%, 08/28/22 (GBP)	100,000	131,005
4.875%, 08/28/25 (GBP)	100,000	131,959
Eldorado Resorts, Inc. 6.000%, 04/01/25 (144A)	206,000	218,360
GLP Capital L.P. / GLP Financing II, Inc. 5.375%, 04/15/26	180,000	196,612
International Game Technology plc 4.750%, 02/15/23 (EUR)	150,000	186,643

Entertainment—(Continued)
Jacobs Entertainment, Inc. 7.875%, 02/01/24 (144A)	206,000	223,510
Lions Gate Entertainment Corp. 5.875%, 11/01/24 (144A) (a)	212,000	223,130
Scientific Games International, Inc. 7.000%, 01/01/22 (144A)	2,159,000	2,299,335
10.000%, 12/01/22	2,291,000	2,511,509
Six Flags Entertainment Corp. 4.875%, 07/31/24 (144A)	1,060,000	1,066,487
5.500%, 04/15/27 (144A)	701,000	722,030
Vue International Bidco plc 7.875%, 07/15/20 (GBP)	182,000	242,616
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.625%, 09/15/49 (144A) (d) (g)	294,455	0
WMG Acquisition Corp. 4.125%, 11/01/24 (EUR)	100,000	120,497

		8,390,763

Environmental Control—0.4%
Advanced Disposal Services, Inc. 5.625%, 11/15/24 (144A)	549,000	565,470
Befesa Zinc SAU Via Zinc Capital S.A. 8.875%, 05/15/18 (EUR)	189,000	216,937
Bilbao Luxembourg S.A. 10.500%, 12/01/18 (EUR) (b)	273,132	319,663
Covanta Holding Corp. 5.875%, 07/01/25 (a)	511,000	495,670
Paprec Holding S.A. 5.250%, 04/01/22 (EUR)	109,000	130,719
Tervita Escrow Corp. 7.625%, 12/01/21 (144A)	968,000	975,260

		2,703,719

Food—0.9%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC 5.750%, 03/15/25 (144A)	318,000	295,740
6.625%, 06/15/24 (144A)	253,000	251,102
B&G Foods, Inc. 5.250%, 04/01/25	344,000	350,880
Casino Guichard Perrachon S.A. 4.498%, 03/07/24 (EUR)	300,000	383,713
4.561%, 01/25/23 (EUR)	400,000	516,454
5.976%, 05/26/21 (EUR)	100,000	134,802
Chobani LLC / Chobani Finance Corp., Inc. 7.500%, 04/15/25 (144A) (a)	757,000	799,581
FAGE International S.A. / FAGE USA Dairy Industry, Inc. 5.625%, 08/15/26 (144A)	218,000	224,496
JBS USA LUX S.A. / JBS USA Finance, Inc. 5.750%, 06/15/25 (144A)	1,110,000	1,043,400
5.875%, 07/15/24 (144A)	348,000	326,250
Post Holdings, Inc. 5.000%, 08/15/26 (144A) (a)	1,406,000	1,402,485

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Post Holdings, Inc. 5.500%, 03/01/25 (144A)	225,000	$232,031
WhiteWave Foods Co. (The) 5.375%, 10/01/22	465,000	524,513

		6,485,447

Food Service—0.1%
Aramark Services, Inc. 4.750%, 06/01/26	410,000	425,375
5.125%, 01/15/24	66,000	69,383

		494,758

Forest Products & Paper—0.1%
Mercer International, Inc. 6.500%, 02/01/24 (144A)	272,000	284,020
Sappi Papier Holding GmbH 4.000%, 04/01/23 (EUR)	100,000	119,783
Stora Enso Oyj 2.500%, 06/07/27 (EUR)	100,000	113,358

		517,161

Gas—0.2%
NGL Energy Partners L.P. / NGL Energy Finance Corp. 5.125%, 07/15/19	225,000	223,313
6.875%, 10/15/21	506,000	502,205
7.500%, 11/01/23 (144A)	624,000	615,420

		1,340,938

Healthcare-Products—0.8%
Alere, Inc. 6.375%, 07/01/23 (144A)	281,000	301,724
6.500%, 06/15/20	269,000	273,035
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/21 (144A)	1,839,000	1,710,270
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 4.875%, 04/15/20 (144A)	155,000	150,931
5.500%, 04/15/25 (144A) (a)	1,018,000	890,750
5.625%, 10/15/23 (144A)	188,000	171,550
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics S.A. 6.625%, 05/15/22 (144A) (a)	2,161,000	2,063,755
Sterigenics-Nordion Holdings LLC 6.500%, 05/15/23 (144A) (a)	241,000	248,230

		5,810,245

Healthcare-Services—6.0%
Acadia Healthcare Co., Inc. 5.125%, 07/01/22	191,000	197,208
5.625%, 02/15/23	1,031,000	1,066,441
6.500%, 03/01/24	159,000	169,733

Healthcare-Services—(Continued)
Air Medical Group Holdings, Inc. 6.375%, 05/15/23 (144A)	400,000	379,000
Centene Corp. 4.750%, 05/15/22	816,000	851,700
4.750%, 01/15/25	955,000	981,263
5.625%, 02/15/21	923,000	962,228
6.125%, 02/15/24	90,000	97,306
CHS/Community Health Systems, Inc. 5.125%, 08/01/21	420,000	425,250
6.250%, 03/31/23	1,896,000	1,957,336
6.875%, 02/01/22 (a)	510,000	445,613
7.125%, 07/15/20 (a)	1,130,000	1,100,337
8.000%, 11/15/19	380,000	381,900
DaVita, Inc. 5.000%, 05/01/25	194,000	194,485
5.125%, 07/15/24	545,000	553,175
Eagle Holding Co. II LLC 7.625%, 05/15/22 (144A) (b)	622,000	639,883
Envision Healthcare Corp. 5.125%, 07/01/22 (144A)	365,000	374,581
5.625%, 07/15/22 (a)	1,694,000	1,755,407
6.250%, 12/01/24 (144A) (a)	948,000	1,011,990
HCA, Inc. 4.500%, 02/15/27	1,216,000	1,250,960
4.750%, 05/01/23	73,000	77,198
5.000%, 03/15/24	2,670,000	2,826,862
5.250%, 04/15/25	903,000	970,725
5.250%, 06/15/26	1,080,000	1,164,780
5.375%, 02/01/25	1,980,000	2,088,504
5.500%, 06/15/47	2,259,000	2,338,065
5.875%, 03/15/22	765,000	848,194
5.875%, 05/01/23	642,000	698,978
5.875%, 02/15/26	613,000	662,040
6.500%, 02/15/20	580,000	632,925
7.500%, 02/15/22	1,024,000	1,178,880
HealthSouth Corp. 5.750%, 11/01/24	321,000	329,426
5.750%, 09/15/25	50,000	52,625
IASIS Healthcare LLC / IASIS Capital Corp. 8.375%, 05/15/19	578,000	580,890
MEDNAX, Inc. 5.250%, 12/01/23 (144A)	529,000	544,870
Molina Healthcare, Inc. 4.875%, 06/15/25 (144A)	252,000	253,890
MPH Acquisition Holdings LLC 7.125%, 06/01/24 (144A)	1,851,000	1,973,629
NewCo S.A.B. MidCo SASU 5.375%, 04/15/25 (EUR)	100,000	119,516
RegionalCare Hospital Partners Holdings, Inc. 8.250%, 05/01/23 (144A)	812,000	870,870
Surgery Center Holdings, Inc. 6.750%, 07/01/25 (144A)	644,000	652,050
8.875%, 04/15/21 (144A)	187,000	202,661
Synlab Bondco plc 6.250%, 07/01/22 (EUR)	155,000	191,620

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Synlab Unsecured Bondco plc 8.250%, 07/01/23 (EUR)	100,000	$127,119
Tenet Healthcare Corp. 4.625%, 07/15/24 (144A)	193,000	193,241
6.000%, 10/01/20 (a)	1,981,000	2,122,146
6.750%, 06/15/23 (a)	2,319,000	2,319,000
7.500%, 01/01/22 (144A)	348,000	377,510
8.125%, 04/01/22 (a)	1,046,000	1,110,067
THC Escrow Corp. III 4.625%, 07/15/24 (144A)	242,000	242,653
5.125%, 05/01/25 (144A) (a)	377,000	378,414
7.000%, 08/01/25 (144A) (a)	1,277,000	1,272,211
WellCare Health Plans, Inc. 5.250%, 04/01/25	204,000	213,690

		42,411,045

Holding Companies-Diversified—0.0%
ProGroup AG 5.125%, 05/01/22 (EUR)	131,000	157,911

Home Builders—0.9%
AV Homes, Inc. 6.625%, 05/15/22 (144A)	235,000	242,344
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, 07/01/22 (144A) (a)	793,000	820,755
CalAtlantic Group, Inc. 5.250%, 06/01/26	441,000	457,537
6.625%, 05/01/20	110,000	121,825
Lennar Corp. 4.125%, 01/15/22	286,000	295,653
4.750%, 04/01/21	42,000	44,520
4.750%, 11/15/22	351,000	372,938
4.875%, 12/15/23	344,000	365,715
Mattamy Group Corp. 6.875%, 12/15/23 (144A)	249,000	254,291
Meritage Homes Corp. 5.125%, 06/06/27 (144A)	247,000	247,309
PulteGroup, Inc. 5.500%, 03/01/26	504,000	536,760
6.000%, 02/15/35	583,000	584,457
6.375%, 05/15/33	548,000	572,660
TRI Pointe Group, Inc. 4.875%, 07/01/21	288,000	303,120
5.250%, 06/01/27	430,000	431,075
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, 06/15/19	355,000	363,591
5.875%, 06/15/24	297,000	313,335
William Lyon Homes, Inc. 5.875%, 01/31/25	233,000	239,990

		6,567,875

Home Furnishings—0.2%
Tempur Sealy International, Inc. 5.500%, 06/15/26	1,397,000	1,419,701

Household Products/Wares—0.2%
ACCO Brands Corp. 5.250%, 12/15/24 (144A)	81,000	84,139
Prestige Brands, Inc. 6.375%, 03/01/24 (144A)	395,000	422,156
Spectrum Brands, Inc. 4.000%, 10/01/26 (EUR)	100,000	118,642
5.750%, 07/15/25 (a)	699,000	749,747

		1,374,684

Insurance—1.1%
Alliant Holdings Intermediate LLC 8.250%, 08/01/23 (144A)	1,430,000	1,519,375
Assicurazioni Generali S.p.A. 5.500%, 10/27/47 (EUR) (c)	100,000	127,207
6.416%, 02/08/22 (GBP) (c)	100,000	142,683
7.750%, 12/12/42 (EUR) (c)	200,000	282,616
BNP Paribas Cardif S.A. 4.032%, 11/25/25 (EUR) (c)	100,000	121,858
Credit Agricole Assurances S.A. 4.500%, 10/14/25 (EUR) (c)	100,000	123,209
Ethias S.A. 5.000%, 01/14/26 (EUR)	100,000	121,697
Groupama S.A. 6.000%, 01/23/27 (EUR)	100,000	135,470
6.375%, 05/28/24 (EUR) (c)	100,000	127,293
HUB International, Ltd. 7.875%, 10/01/21 (144A)	2,003,000	2,088,127
KIRS Midco 3 plc 8.375%, 07/15/23 (GBP)	200,000	256,583
8.625%, 07/15/23 (144A)	1,028,000	1,040,850
MGIC Investment Corp. 5.750%, 08/15/23	211,000	227,353
Old Mutual plc 8.000%, 06/03/21 (GBP)	100,000	150,329
Pension Insurance Corp. plc 6.500%, 07/03/24 (GBP)	100,000	138,867
Radian Group, Inc. 5.250%, 06/15/20	409,000	434,562
7.000%, 03/15/21	78,000	87,263
USIS Merger Sub, Inc. 6.875%, 05/01/25 (144A)	280,000	284,900

		7,410,242

Internet—1.5%
Netflix, Inc. 3.625%, 05/15/27 (EUR)	100,000	116,071
4.375%, 11/15/26 (144A)	1,636,000	1,631,910
5.375%, 02/01/21	430,000	464,452
5.500%, 02/15/22	4,000	4,344
Symantec Corp. 5.000%, 04/15/25 (144A)	383,000	400,832
TIBCO Software, Inc. 11.375%, 12/01/21 (144A)	2,035,000	2,243,587
United Group B.V. 7.875%, 11/15/20 (EUR)	125,000	148,408

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Zayo Group LLC / Zayo Capital, Inc. 5.750%, 01/15/27 (144A)	2,264,000	$2,368,710
6.000%, 04/01/23 (a)	1,959,000	2,061,848
6.375%, 05/15/25	868,000	936,893

		10,377,055

Iron/Steel—0.9%
ArcelorMittal 3.125%, 01/14/22 (EUR)	100,000	123,202
7.250%, 03/01/41	804,000	886,410
7.500%, 10/15/39	158,000	177,157
Cliffs Natural Resources, Inc. 8.250%, 03/31/20 (144A)	434,000	473,060
Signode Industrial Group Lux S.A. / Signode Industrial Group U.S., Inc. 6.375%, 05/01/22 (144A) (a)	1,035,000	1,081,575
Steel Dynamics, Inc. 5.000%, 12/15/26 (a)	120,000	123,150
5.125%, 10/01/21 (a)	1,155,000	1,186,162
5.250%, 04/15/23	619,000	642,986
5.500%, 10/01/24	140,000	148,750
6.375%, 08/15/22	260,000	269,425
thyssenkrupp AG 1.375%, 03/03/22 (EUR)	125,000	142,529
United States Steel Corp. 8.375%, 07/01/21 (144A) (a)	824,000	906,400

		6,160,806

Leisure Time—0.1%
Cirsa Funding Luxembourg S.A. 5.875%, 05/15/23 (EUR)	100,000	119,891
Sabre GLBL, Inc. 5.250%, 11/15/23 (144A)	321,000	333,038
5.375%, 04/15/23 (144A)	536,000	558,780

		1,011,709

Lodging—1.2%
Caesars Entertainment Resort Properties LLC 8.000%, 10/01/20	2,016,000	2,076,480
Hilton Domestic Operating Co., Inc. 4.250%, 09/01/24 (144A)	176,000	178,420
Melco Resorts Finance, Ltd. 4.875%, 06/06/25 (144A)	435,000	435,310
MGM Resorts International 5.250%, 03/31/20 (a)	627,000	663,836
6.625%, 12/15/21	2,166,000	2,431,335
6.750%, 10/01/20	752,000	833,141
7.750%, 03/15/22	140,000	164,325
NH Hotel Group S.A. 3.750%, 10/01/23 (EUR)	100,000	120,447
Station Casinos LLC 7.500%, 03/01/21	1,264,000	1,314,560
TVL Finance plc 5.200%, 05/15/23 (GBP) (c)	100,000	132,199

		8,350,053

Machinery-Construction & Mining—0.7%
BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.250%, 03/15/24 (144A)	2,440,000	2,537,600
NEW Areva Holding S.A. 4.875%, 09/23/24 (EUR)	200,000	251,675
Terex Corp. 5.625%, 02/01/25 (144A)	849,000	873,409
Vertiv Group Corp. 9.250%, 10/15/24 (144A)	932,000	1,006,560

		4,669,244

Machinery-Diversified—0.1%
CMF S.p.A. 9.000%, 06/15/22 (EUR)	100,000	113,941
CNH Industrial Finance Europe S.A. 1.375%, 05/23/22 (EUR)	146,000	168,081
SPX FLOW, Inc. 5.625%, 08/15/24 (144A)	225,000	231,750
5.875%, 08/15/26 (144A)	321,000	331,433

		845,205

Media—10.2%
Altice Financing S.A. 6.625%, 02/15/23 (144A) (a)	400,000	424,376
7.500%, 05/15/26 (144A) (a)	2,472,000	2,743,920
Altice Finco S.A. 8.125%, 01/15/24 (144A)	400,000	435,000
Altice Luxembourg S.A. 6.250%, 02/15/25 (EUR)	210,000	261,738
7.250%, 05/15/22 (EUR)	339,000	410,614
7.750%, 05/15/22 (144A)	1,405,000	1,491,056
Altice U.S. Finance I Corp. 5.375%, 07/15/23 (144A)	1,946,000	2,025,056
5.500%, 05/15/26 (144A)	692,000	726,600
AMC Networks, Inc. 5.000%, 04/01/24	911,000	932,636
Banijay Group SAS 4.000%, 07/01/22 (EUR)	100,000	115,797
Cablevision Systems Corp. 7.750%, 04/15/18	505,000	523,938
8.000%, 04/15/20 (a)	1,109,000	1,235,149
CBS Radio, Inc. 7.250%, 11/01/24 (144A) (a)	186,000	191,580
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 05/01/27 (144A)	6,201,000	6,340,522
5.250%, 09/30/22	26,000	26,764
Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.125%, 12/15/21 (144A)	2,672,000	2,720,523
6.375%, 09/15/20 (144A)	179,000	182,580
7.750%, 07/15/25 (144A) (a)	2,190,000	2,419,950
Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/22 (a)	3,958,000	4,058,805
7.625%, 03/15/20	4,151,000	4,130,245
CSC Holdings LLC 5.250%, 06/01/24	1,275,000	1,300,627

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
CSC Holdings LLC 6.625%, 10/15/25 (144A)	687,000	$755,769
10.125%, 01/15/23 (144A)	1,581,000	1,833,960
10.875%, 10/15/25 (144A)	3,908,000	4,704,255
DISH DBS Corp. 5.000%, 03/15/23	1,580,000	1,619,500
5.875%, 07/15/22	629,000	676,175
5.875%, 11/15/24 (a)	144,000	153,644
7.750%, 07/01/26	2,196,000	2,602,260
iHeartCommunications, Inc. 9.000%, 12/15/19	614,000	481,990
9.000%, 03/01/21	127,000	95,250
9.000%, 09/15/22	1,445,000	1,069,300
10.625%, 03/15/23	1,200,000	906,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 7.875%, 05/15/24 (144A) (a)	233,000	225,428
Midcontinent Communications / Midcontinent Finance Corp. 6.250%, 08/01/21 (144A)	605,000	624,965
6.875%, 08/15/23 (144A)	283,000	304,933
NBCUniversal Enterprise, Inc. 5.250%, 12/31/49 (144A)	255,000	271,029
Nexstar Broadcasting, Inc. 5.625%, 08/01/24 (144A) (a)	222,000	224,775
Radiate Holdco LLC / Radiate Finance, Inc. 6.625%, 02/15/25 (144A) (a)	859,000	859,000
SFR Group S.A. 5.375%, 05/15/22 (EUR)	245,000	291,837
6.000%, 05/15/22 (144A) (a)	1,713,000	1,792,226
7.375%, 05/01/26 (144A)	3,776,000	4,096,960
Sirius XM Radio, Inc. 4.625%, 05/15/23 (144A)	145,000	149,169
Sterling Entertainment Enterprises LLC 9.750%, 12/15/19 (g) (h)	2,750,000	2,722,500
TEGNA, Inc. 5.500%, 09/15/24 (144A)	158,000	162,740
Townsquare Media, Inc. 6.500%, 04/01/23 (144A) (a)	525,000	527,625
Tribune Media Co. 5.875%, 07/15/22	667,000	698,682
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 3.500%, 01/15/27 (EUR)	100,000	117,721
4.000%, 01/15/25 (EUR)	284,000	341,822
4.625%, 02/15/26 (EUR)	100,000	123,887
5.000%, 01/15/25 (144A) (a)	445,000	466,138
5.625%, 04/15/23 (EUR)	72,800	87,923
Univision Communications, Inc. 5.125%, 02/15/25 (144A)	1,248,000	1,237,080
UPCB Finance, Ltd. 4.000%, 01/15/27 (EUR)	100,000	118,841
Urban One, Inc. 7.375%, 04/15/22 (144A)	220,000	227,700
Videotron, Ltd. 5.125%, 04/15/27 (144A)	786,000	807,615

Media—(Continued)
Virgin Media Finance plc 5.750%, 01/15/25 (144A)	1,770,000	1,836,375
Virgin Media Receivables Financing Notes I DAC 5.500%, 09/15/24 (GBP)	100,000	135,944
Virgin Media Secured Finance plc 4.875%, 01/15/27 (GBP)	100,000	133,739
5.250%, 01/15/26 (144A) (a)	650,000	676,527
5.500%, 01/15/25 (GBP)	450,000	616,755
5.500%, 08/15/26 (144A) (a)	418,000	437,855
6.250%, 03/28/29 (GBP)	100,000	140,941
WaveDivision Escrow LLC / WaveDivision Escrow Corp. 8.125%, 09/01/20 (144A)	2,413,000	2,499,385
Ziggo Bond Co. B.V. 7.125%, 05/15/24 (EUR)	150,000	192,077
Ziggo Bond Finance B.V. 5.875%, 01/15/25 (144A)	1,005,000	1,032,637
Ziggo Secured Finance B.V. 4.250%, 01/15/27 (EUR)	100,000	120,869

		71,899,279

Metal Fabricate/Hardware—0.7%
Grinding Media, Inc. / MC Grinding Media Canada, Inc. 7.375%, 12/15/23 (144A)	435,000	473,062
Novelis Corp. 5.875%, 09/30/26 (144A)	2,001,000	2,061,030
6.250%, 08/15/24 (144A)	2,316,000	2,431,800

		4,965,892

Mining—4.3%
Alcoa Nederland Holding B.V. 7.000%, 09/30/26 (144A) (a)	247,000	271,082
Anglo American Capital plc 3.250%, 04/03/23 (EUR)	100,000	124,481
3.500%, 03/28/22 (EUR)	100,000	125,256
3.625%, 05/14/20 (144A)	421,000	427,841
4.450%, 09/27/20 (144A)	127,000	132,384
4.875%, 05/14/25 (144A)	1,066,000	1,108,640
Constellium NV 6.625%, 03/01/25 (144A) (a)	1,948,000	1,865,210
7.000%, 01/15/23 (EUR)	100,000	117,431
8.000%, 01/15/23 (144A) (a)	1,705,000	1,756,150
First Quantum Minerals, Ltd. 7.000%, 02/15/21 (144A)	1,380,000	1,414,500
7.250%, 05/15/22 (144A) (a)	431,000	440,697
7.500%, 04/01/25 (144A)	251,000	245,353
Freeport-McMoRan, Inc. 2.375%, 03/15/18	4,623,000	4,599,885
3.100%, 03/15/20	2,032,000	1,988,820
3.550%, 03/01/22	1,177,000	1,103,061
3.875%, 03/15/23 (a)	3,359,000	3,123,870
4.000%, 11/14/21	591,000	577,702
5.400%, 11/14/34 (a)	344,000	308,740
5.450%, 03/15/43	3,103,000	2,675,717

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Joseph T Ryerson & Son, Inc. 11.000%, 05/15/22 (144A) (a)	440,000	$497,750
Kaiser Aluminum Corp. 5.875%, 05/15/24	286,000	301,015
Kinross Gold Corp. 4.500%, 07/15/27 (144A)	286,000	285,285
6.875%, 09/01/41 (a)	160,000	170,800
Nyrstar Netherlands Holdings B.V. 6.875%, 03/15/24 (EUR)	100,000	115,602
Petra Diamonds U.S. Treasury plc 7.250%, 05/01/22 (144A)	397,000	406,309
Teck Resources, Ltd. 3.750%, 02/01/23	1,146,000	1,115,917
4.500%, 01/15/21 (a)	167,000	174,098
5.200%, 03/01/42	1,022,000	950,460
5.400%, 02/01/43	886,000	832,565
6.000%, 08/15/40	1,653,000	1,661,265
6.125%, 10/01/35	236,000	246,030
8.500%, 06/01/24 (144A)	1,015,000	1,172,325

		30,336,241

Miscellaneous Manufacturing—1.0%
Bombardier, Inc. 6.000%, 10/15/22 (144A) (a)	878,000	878,000
6.125%, 01/15/23 (144A) (a)	203,000	203,508
7.500%, 03/15/25 (144A)	1,538,000	1,595,675
8.750%, 12/01/21 (144A)	1,448,000	1,607,280
Colfax Corp. 3.250%, 05/15/25 (EUR)	134,000	156,109
EnPro Industries, Inc. 5.875%, 09/15/22 (144A)	266,000	277,305
Gates Global LLC / Gates Global Co. 5.750%, 07/15/22 (EUR)	100,000	116,454
6.000%, 07/15/22 (144A)	1,919,000	1,923,797
Koppers, Inc. 6.000%, 02/15/25 (144A) (a)	548,000	582,250

		7,340,378

Office/Business Equipment—0.3%
CDW LLC / CDW Finance Corp. 5.000%, 09/01/25	257,000	266,637
5.500%, 12/01/24	1,439,000	1,556,365

		1,823,002

Oil & Gas—6.1%
Alta Mesa Holdings L.P. / Alta Mesa Finance Services Corp. 7.875%, 12/15/24 (144A)	281,000	283,108
Antero Resources Corp. 5.125%, 12/01/22	234,000	234,510
5.625%, 06/01/23	120,000	121,500
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.000%, 04/01/22 (144A)	696,000	696,000

Oil & Gas—(Continued)
California Resources Corp. 8.000%, 12/15/22 (144A)	362,000	228,965
Callon Petroleum Co. 6.125%, 10/01/24	537,000	546,397
6.125%, 10/01/24 (144A)	193,000	196,378
Carrizo Oil & Gas, Inc. 6.250%, 04/15/23	186,000	179,025
8.250%, 07/15/25	207,000	210,623
Chesapeake Energy Corp. 6.875%, 11/15/20	532,000	532,000
8.000%, 01/15/25 (144A) (a)	298,000	295,020
8.000%, 06/15/27 (144A)	229,000	224,993
Continental Resources, Inc. 3.800%, 06/01/24 (a)	527,000	482,532
4.900%, 06/01/44 (a)	591,000	493,485
Covey Park Energy LLC / Covey Park Finance Corp. 7.500%, 05/15/25 (144A)	460,000	460,000
CrownRock L.P. / CrownRock Finance, Inc. 7.125%, 04/15/21 (144A)	556,000	571,290
7.750%, 02/15/23 (144A)	516,000	544,380
DEA Finance S.A. 7.500%, 10/15/22 (EUR)	100,000	122,518
Denbury Resources, Inc. 4.625%, 07/15/23	187,000	99,110
5.500%, 05/01/22	446,000	249,760
9.000%, 05/15/21 (144A)	885,000	842,962
Diamondback Energy, Inc. 5.375%, 05/31/25 (144A)	498,000	505,470
Eclipse Resources Corp. 8.875%, 07/15/23	165,000	164,175
Ensco plc 4.500%, 10/01/24	392,000	301,840
5.200%, 03/15/25	95,000	77,188
EP Energy LLC / Everest Acquisition Finance, Inc. 8.000%, 11/29/24 (144A) (a)	511,000	509,723
9.375%, 05/01/20 (a)	902,000	711,452
Extraction Oil & Gas, Inc. / Extraction Finance Corp. 7.875%, 07/15/21 (144A)	801,000	823,027
Great Western Petroleum LLC / Great Western Finance Corp. 9.000%, 09/30/21 (144A)	904,000	892,700
Gulfport Energy Corp. 6.375%, 05/15/25 (144A) (a)	142,000	139,870
6.625%, 05/01/23	272,000	272,680
Halcon Resources Corp. 6.750%, 02/15/25 (144A) (a)	1,976,000	1,778,400
Matador Resources Co. 6.875%, 04/15/23	1,351,000	1,401,662
MEG Energy Corp. 6.375%, 01/30/23 (144A)	853,000	658,942
6.500%, 01/15/25 (144A) (a)	1,792,000	1,630,720
7.000%, 03/31/24 (144A) (a)	787,000	611,892
Murphy Oil Corp. 4.700%, 12/01/22	290,000	279,995
6.125%, 12/01/42 (a)	163,000	153,628

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Newfield Exploration Co. 5.625%, 07/01/24	270,000	$281,475
Noble Holding International, Ltd.
4.625%, 03/01/21	30,000	24,525
7.750%, 01/15/24	569,000	450,221
Noble Holding U.S. LLC / Noble Drilling Services 6 LLC / Noble Drilling Holding LLC 7.500%, 03/15/19	325,000	325,813
Oasis Petroleum, Inc. 6.500%, 11/01/21	311,000	301,670
6.875%, 03/15/22	88,000	85,360
6.875%, 01/15/23	119,000	115,133
Parker Drilling Co. 7.500%, 08/01/20	429,000	371,085
Parsley Energy LLC / Parsley Finance Corp. 5.250%, 08/15/25 (144A) (a)	186,000	185,535
5.375%, 01/15/25 (144A)	767,000	772,752
6.250%, 06/01/24 (144A)	180,000	189,000
PBF Holding Co. LLC / PBF Finance Corp. 7.250%, 06/15/25 (144A)	503,000	484,766
Petroleos Mexicanos 5.375%, 03/13/22 (144A)	94,000	98,959
Precision Drilling Corp. 5.250%, 11/15/24	108,000	94,230
6.500%, 12/15/21 (a)	135,000	132,131
6.625%, 11/15/20 (a)	89,686	87,669
7.750%, 12/15/23 (144A)	205,000	203,975
QEP Resources, Inc. 5.375%, 10/01/22	360,000	346,500
Range Resources Corp. 4.875%, 05/15/25	260,000	247,000
5.000%, 08/15/22 (144A) (a)	217,000	213,203
5.000%, 03/15/23 (144A) (a)	429,000	419,348
5.875%, 07/01/22 (144A)	803,000	815,045
Repsol International Finance B.V. 3.875%, 03/25/21 (EUR) (c)	100,000	118,999
4.500%, 03/25/75 (EUR) (c)	100,000	117,339
Resolute Energy Corp. 8.500%, 05/01/20 (a)	610,000	606,950
8.500%, 05/01/20 (144A)	335,000	333,325
Rowan Cos., Inc. 4.750%, 01/15/24	125,000	106,250
4.875%, 06/01/22	170,000	157,675
7.375%, 06/15/25 (a)	1,317,000	1,228,102
RSP Permian, Inc. 5.250%, 01/15/25 (144A)	367,000	367,459
6.625%, 10/01/22	764,000	792,650
Sanchez Energy Corp. 6.125%, 01/15/23 (a)	2,556,000	2,044,800
7.750%, 06/15/21	262,000	237,110
Seven Generations Energy, Ltd. 6.875%, 06/30/23 (144A) (a)	1,259,000	1,312,507
SM Energy Co. 5.000%, 01/15/24	150,000	132,750
5.625%, 06/01/25 (a)	1,465,000	1,322,162
6.500%, 11/15/21 (a)	355,000	345,238

Oil & Gas—(Continued)
SM Energy Co. 6.500%, 01/01/23 (a)	90,000	85,725
6.750%, 09/15/26	58,000	55,371
Southwestern Energy Co. 5.800%, 01/23/20 (a)	2,204,000	2,250,835
TOTAL S.A. 3.875%, 05/18/22 (EUR) (c)	150,000	184,675
Transocean, Inc. 5.800%, 10/15/22 (a)	472,000	437,780
6.000%, 03/15/18	293,000	299,593
6.800%, 03/15/38	255,000	186,150
9.000%, 07/15/23 (144A)	1,713,000	1,777,237
Tullow Oil plc 6.000%, 11/01/20	200,000	190,000
6.000%, 11/01/20 (144A)	200,000	190,000
6.250%, 04/15/22 (144A)	200,000	182,250
Whiting Petroleum Corp. 5.000%, 03/15/19	1,957,000	1,944,769
5.750%, 03/15/21	11,000	10,340
WPX Energy, Inc. 5.250%, 09/15/24	275,000	261,250
6.000%, 01/15/22 (a)	476,000	471,240
7.500%, 08/01/20	180,000	189,000
8.250%, 08/01/23	112,000	121,520

		42,834,366

Oil & Gas Services—0.6%
Pioneer Energy Services Corp. 6.125%, 03/15/22	670,000	519,250
Saipem Finance International B.V. 2.750%, 04/05/22 (EUR)	100,000	114,501
SESI LLC 6.375%, 05/01/19 (a)	220,000	217,250
7.125%, 12/15/21 (a)	205,000	195,262
Trinidad Drilling, Ltd. 6.625%, 02/15/25 (144A)	935,000	888,250
Weatherford International LLC 6.800%, 06/15/37	232,000	198,360
Weatherford International, Ltd. 5.950%, 04/15/42	476,000	371,280
6.500%, 08/01/36	402,000	341,700
7.000%, 03/15/38	371,000	317,205
7.750%, 06/15/21	646,000	649,230
8.250%, 06/15/23	210,000	210,000
9.875%, 02/15/24 (144A)	393,000	410,685

		4,432,973

Packaging & Containers—2.1%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 2.750%, 03/15/24 (EUR)	225,000	261,866
4.125%, 05/15/23 (EUR)	125,000	151,220
4.250%, 01/15/22 (EUR)	175,235	204,667
4.625%, 05/15/23 (144A) (a)	255,000	261,270
4.750%, 07/15/27 (144A) (GBP)	151,000	196,375

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—(Continued)
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.750%, 07/15/27 (GBP)	100,000	$130,050
6.000%, 06/30/21 (144A) (a)	1,239,000	1,282,365
6.000%, 02/15/25 (144A)	2,041,000	2,143,050
6.750%, 05/15/24 (EUR)	250,000	318,731
7.250%, 05/15/24 (144A)	2,022,000	2,211,563
Ball Corp. 4.375%, 12/15/23 (EUR)	109,000	140,834
BWAY Holding Co. 5.500%, 04/15/24 (144A)	1,323,000	1,351,114
Crown European Holdings S.A. 3.375%, 05/15/25 (EUR)	128,000	151,539
4.000%, 07/15/22 (EUR)	180,000	229,102
Flex Acquisition Co., Inc. 6.875%, 01/15/25 (144A)	68,000	70,720
Horizon Holdings I SAS 7.250%, 08/01/23 (EUR)	100,000	120,973
Horizon Parent Holdings S.a.r.l. 8.250%, 02/15/22 (EUR) (b)	150,000	179,032
JH-Holding Finance S.A. 8.250%, 12/01/22 (EUR) (b)	125,000	156,279
OI European Group B.V. 3.125%, 11/15/24 (EUR)	100,000	115,806
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 4.658%, 07/15/21 (144A) (a) (c)	354,000	359,753
5.125%, 07/15/23 (144A)	799,000	829,961
5.750%, 10/15/20	1,369,000	1,400,952
6.875%, 02/15/21	93,980	96,564
7.000%, 07/15/24 (144A)	1,549,000	1,661,636
Sealed Air Corp. 4.500%, 09/15/23 (EUR)	203,000	260,212
Silgan Holdings, Inc. 3.250%, 03/15/25 (EUR)	100,000	116,644
Verallia Packaging SASU 5.125%, 08/01/22 (EUR)	275,000	331,209

		14,733,487

Pharmaceuticals—1.9%
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 5.875%, 10/15/24 (144A) (a)	388,000	399,640
6.000%, 07/15/23 (144A)	640,000	537,920
6.000%, 02/01/25 (144A)	279,000	227,385
Endo Finance LLC / Endo Finco, Inc. 7.250%, 01/15/22 (144A)	255,000	244,163
Grifols S.A. 3.200%, 05/01/25 (EUR)	196,000	224,261
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.500%, 10/01/24 (144A)	878,000	952,630
Nature’s Bounty Co. (The) 7.625%, 05/15/21 (144A)	1,173,000	1,246,312
Valeant Pharmaceuticals International, Inc. 4.500%, 05/15/23 (EUR)	175,000	163,858

Pharmaceuticals—(Continued)
Valeant Pharmaceuticals International, Inc. 5.500%, 03/01/23 (144A)	27,000	22,916
5.625%, 12/01/21 (144A)	1,000,000	902,500
5.875%, 05/15/23 (144A)	1,061,000	909,808
6.375%, 10/15/20 (144A)	1,643,000	1,591,656
6.500%, 03/15/22 (144A)	728,000	763,490
6.750%, 08/15/18 (144A)	2,000	2,005
6.750%, 08/15/21 (144A)	1,032,000	980,400
7.000%, 10/01/20 (144A)	1,730,000	1,701,887
7.000%, 03/15/24 (144A)	1,144,000	1,202,630
7.250%, 07/15/22 (144A)	330,000	310,200
7.500%, 07/15/21 (144A)	868,000	840,875
Vizient, Inc. 10.375%, 03/01/24 (144A)	185,000	212,750

		13,437,286

Pipelines—2.9%
Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.375%, 09/15/24 (144A)	140,000	143,150
Cheniere Corpus Christi Holdings LLC 5.125%, 06/30/27 (144A)	1,423,000	1,458,575
5.875%, 03/31/25	1,126,000	1,200,597
7.000%, 06/30/24	1,160,000	1,290,500
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.250%, 04/01/23	85,000	86,275
DCP Midstream Operating L.P. 6.450%, 11/03/36 (144A) (a)	557,000	587,635
6.750%, 09/15/37 (144A) (a)	581,000	624,575
Energy Transfer Equity L.P. 5.500%, 06/01/27 (a)	970,000	1,003,950
5.875%, 01/15/24	1,279,000	1,355,740
7.500%, 10/15/20	897,000	1,002,397
Genesis Energy L.P. / Genesis Energy Finance Corp. 5.750%, 02/15/21	241,000	240,398
Kinder Morgan, Inc. 6.700%, 02/15/27	62,930	62,960
NGPL PipeCo LLC 7.119%, 12/15/17 (144A)	2,114,000	2,153,637
7.768%, 12/15/37 (144A)	1,112,000	1,323,280
ONEOK, Inc. 6.000%, 06/15/35	90,000	96,867
7.500%, 09/01/23 (a)	545,000	649,912
Rockies Express Pipeline LLC 5.625%, 04/15/20 (144A)	365,000	387,813
6.000%, 01/15/19 (144A)	298,000	310,665
6.850%, 07/15/18 (144A)	92,000	95,795
6.875%, 04/15/40 (144A)	1,285,000	1,400,650
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 5.500%, 09/15/24 (144A)	489,000	495,113
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.125%, 02/01/25 (144A)	322,000	331,660

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.250%, 05/01/23	38,000	$38,950
5.375%, 02/01/27 (144A)	193,000	199,755
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 6.125%, 10/15/21	103,000	107,120
6.250%, 10/15/22	1,224,000	1,300,500
Williams Cos., Inc. (The) 4.550%, 06/24/24 (a)	156,000	160,290
5.750%, 06/24/44 (a)	2,136,000	2,205,420

		20,314,179

Real Estate—0.5%
ADLER Real Estate AG 4.750%, 04/08/20 (EUR)	100,000	119,460
Annington Finance No. 5 plc 13.000%, 01/15/23 (GBP) (b)	407,543	622,368
Howard Hughes Corp. (The) 5.375%, 03/15/25 (144A)	401,000	410,022
Realogy Group LLC / Realogy Co-Issuer Corp. 4.500%, 04/15/19 (144A)	174,000	179,655
4.875%, 06/01/23 (144A)	1,546,000	1,557,595
5.250%, 12/01/21 (144A) (a)	504,000	528,192
Tropicana Entertainment LLC / Tropicana Finance Corp. 9.625%, 12/15/14 (d) (e) (g)	70,000	0

		3,417,292

Real Estate Investment Trusts—1.5%
CyrusOne L.P. / CyrusOne Finance Corp. 5.000%, 03/15/24 (144A)	760,000	782,800
5.375%, 03/15/27 (144A)	50,000	52,063
Equinix, Inc. 5.875%, 01/15/26	525,000	572,413
ESH Hospitality, Inc. 5.250%, 05/01/25 (144A)	130,000	134,712
GEO Group, Inc. (The) 5.125%, 04/01/23	751,000	754,755
5.875%, 10/15/24	590,000	609,175
6.000%, 04/15/26	176,000	182,600
iStar, Inc. 6.000%, 04/01/22	220,000	225,500
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc. 4.500%, 09/01/26	1,328,000	1,336,300
5.625%, 05/01/24	2,477,000	2,699,930
SBA Communications Corp. 4.875%, 09/01/24	363,000	369,352
Starwood Property Trust, Inc. 5.000%, 12/15/21 (144A)	611,000	635,440
Uniti Group, Inc. / CSL Capital LLC 6.000%, 04/15/23 (144A)	26,000	27,056
7.125%, 12/15/24 (144A) (a)	211,000	209,485
8.250%, 10/15/23	1,571,000	1,618,130

Real Estate Investment Trusts—(Continued)
Uniti Group, Inc. / Uniti Fiber Holdings, Inc. / CSL Capital LLC 7.125%, 12/15/24 (144A)	364,000	360,815

		10,570,526

Retail—1.3%
1011778 BC ULC / New Red Finance, Inc. 4.250%, 05/15/24 (144A)	1,385,000	1,376,261
Asbury Automotive Group, Inc. 6.000%, 12/15/24	670,000	681,725
B&M European Value Retail S.A. 4.125%, 02/01/22 (GBP)	100,000	134,751
Burger King France SAS 5.250%, 05/01/23 (EUR) (c)	120,000	141,840
6.000%, 05/01/24 (EUR)	119,000	144,411
Dollar Tree, Inc. 5.750%, 03/01/23	1,005,000	1,060,576
J.C. Penney Corp., Inc. 6.375%, 10/15/36	140,000	100,625
7.400%, 04/01/37	120,000	90,900
8.125%, 10/01/19	100,000	109,250
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.750%, 06/01/27 (144A)	360,000	367,650
5.000%, 06/01/24 (144A)	98,000	102,165
5.250%, 06/01/26 (144A)	340,000	357,850
L Brands, Inc. 6.875%, 11/01/35	829,000	799,985
Neiman Marcus Group, Ltd. LLC 8.000%, 10/15/21 (144A)	520,000	287,300
Penske Automotive Group, Inc. 5.500%, 05/15/26	231,000	229,845
5.750%, 10/01/22	517,000	533,802
PetSmart, Inc. 5.875%, 06/01/25 (144A)	316,000	304,545
Punch Taverns Finance B, Ltd. 7.369%, 09/30/21 (GBP)	54,884	78,614
Punch Taverns Finance plc 5.836%, 10/15/27 (GBP) (c)	259,000	336,491
Rite Aid Corp. 6.125%, 04/01/23 (144A) (a)	152,000	149,245
6.750%, 06/15/21 (a)	112,000	115,024
7.700%, 02/15/27	735,000	742,350
Stonegate Pub Co. Financing plc 4.875%, 03/15/22 (GBP)	175,000	232,354
Unique Pub Finance Co. plc (The) 5.659%, 06/30/27 (GBP)	207,717	303,110
6.464%, 03/30/32 (GBP)	300,000	382,182
6.542%, 03/30/21 (GBP)	55,960	79,431
Yum! Brands, Inc. 3.875%, 11/01/23	111,000	109,613

		9,351,895

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—0.8%
Advanced Micro Devices, Inc. 7.000%, 07/01/24	149,000	$157,754
7.500%, 08/15/22	187,000	207,570
Micron Technology, Inc. 5.250%, 08/01/23 (144A) (a)	773,000	802,760
5.500%, 02/01/25	21,000	22,155
Microsemi Corp. 9.125%, 04/15/23 (144A)	49,000	56,105
NXP B.V. / NXP Funding LLC 3.875%, 09/01/22 (144A)	378,000	393,593
4.125%, 06/15/20 (144A)	537,000	564,022
4.125%, 06/01/21 (144A)	1,149,000	1,209,897
4.625%, 06/15/22 (144A)	220,000	236,500
4.625%, 06/01/23 (144A)	727,000	784,251
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	1,036,000	1,083,449
Sensata Technologies UK Financing Co. plc 6.250%, 02/15/26 (144A)	425,000	463,250

		5,981,306

Software—3.8%
BMC Software Finance, Inc. 8.125%, 07/15/21 (144A)	3,633,000	3,761,318
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.750%, 03/01/25 (144A)	578,000	589,560
First Data Corp. 5.750%, 01/15/24 (144A)	4,850,000	5,037,937
7.000%, 12/01/23 (144A)	2,335,000	2,492,612
Genesys Telecommunications Laboratories, Inc. / Greeneden Lux 3 S.a.r.l. / Greeneden U.S. Holdings II LLC 10.000%, 11/30/24 (144A)	425,000	477,594
Infor Software Parent LLC / Infor Software Parent, Inc. 7.125%, 05/01/21 (144A) (b)	752,000	774,560
Infor U.S., Inc. 6.500%, 05/15/22	3,291,000	3,406,185
Informatica LLC 7.125%, 07/15/23 (144A)	537,000	546,569
Nuance Communications, Inc. 5.375%, 08/15/20 (144A)	169,000	171,746
5.625%, 12/15/26 (144A)	248,000	264,740
6.000%, 07/01/24 (a)	495,000	528,413
PTC, Inc. 6.000%, 05/15/24 (a)	272,000	294,440
Quintiles IMS, Inc. 3.250%, 03/15/25 (144A) (EUR)	150,000	174,129
Rackspace Hosting, Inc. 8.625%, 11/15/24 (144A) (a)	1,060,000	1,128,900
RP Crown Parent LLC 7.375%, 10/15/24 (144A)	880,000	915,200
Solera LLC / Solera Finance, Inc. 10.500%, 03/01/24 (144A)	1,925,000	2,211,344
Sophia L.P. / Sophia Finance, Inc. 9.000%, 09/30/23 (144A)	664,000	690,560

Software—(Continued)
SS&C Technologies Holdings, Inc. 5.875%, 07/15/23	1,248,000	1,329,382
Veritas U.S., Inc. / Veritas Bermuda, Ltd. 7.500%, 02/01/23 (144A)	500,000	537,500
7.500%, 02/01/23 (EUR)	100,000	122,638
10.500%, 02/01/24 (144A) (a)	1,369,000	1,495,633

		26,950,960

Storage/Warehousing—0.2%
Mobile Mini, Inc. 5.875%, 07/01/24	1,525,000	1,582,188

Telecommunications—7.8%
Anixter, Inc. 5.625%, 05/01/19	135,000	142,088
CenturyLink, Inc. 6.450%, 06/15/21 (a)	1,441,000	1,556,280
6.750%, 12/01/23	656,000	706,433
7.500%, 04/01/24	452,000	494,940
7.600%, 09/15/39	91,000	84,630
7.650%, 03/15/42	794,000	737,427
Cincinnati Bell, Inc. 7.000%, 07/15/24 (144A) (a)	1,084,000	1,132,997
Columbus Cable Barbados, Ltd. 7.375%, 03/30/21 (144A)	1,042,000	1,105,822
CommScope Technologies LLC 5.000%, 03/15/27 (144A) (a)	831,000	828,922
6.000%, 06/15/25 (144A)	2,000	2,135
CommScope, Inc. 5.500%, 06/15/24 (144A)	707,000	735,945
Consolidated Communications, Inc. 6.500%, 10/01/22	540,000	537,300
Digicel Group, Ltd. 7.125%, 04/01/22 (144A) (a)	770,000	670,901
Digicel, Ltd. 6.000%, 04/15/21 (144A)	1,687,000	1,617,411
eircom Finance DAC 4.500%, 05/31/22 (EUR)	100,000	119,358
Frontier Communications Corp. 6.250%, 09/15/21	615,000	548,887
6.875%, 01/15/25 (a)	2,840,000	2,236,500
7.125%, 03/15/19	694,000	723,495
7.125%, 01/15/23 (a)	575,000	478,687
7.625%, 04/15/24	362,000	298,198
8.125%, 10/01/18	322,000	340,113
GTT Communications, Inc. 7.875%, 12/31/24 (144A)	275,000	294,250
Hughes Satellite Systems Corp. 5.250%, 08/01/26	1,197,000	1,250,865
6.625%, 08/01/26	96,000	103,200
7.625%, 06/15/21	231,000	262,474
Impera Holdings S.A. 5.375%, 09/15/22 (EUR) (b)	234,000	276,951
Intelsat Jackson Holdings S.A. 5.500%, 08/01/23	942,000	779,505

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Intelsat Jackson Holdings S.A. 7.250%, 04/01/19 (a)	981,000	$981,245
7.250%, 10/15/20	694,000	655,830
9.750%, 07/15/25 (144A)	895,000	893,881
Koninklijke KPN NV 6.875%, 03/14/73 (GBP) (c)	100,000	145,248
Level 3 Financing, Inc. 5.125%, 05/01/23 (a)	636,000	660,244
5.250%, 03/15/26	1,955,000	2,028,528
5.375%, 01/15/24	529,000	552,144
5.375%, 05/01/25	337,000	354,693
5.625%, 02/01/23	338,000	351,520
Matterhorn Telecom S.A. 3.875%, 05/01/22 (EUR)	175,000	205,051
Nokia Oyj 3.375%, 06/12/22	251,000	252,908
4.375%, 06/12/27	353,000	359,400
6.625%, 05/15/39 (a)	1,078,000	1,241,047
Orange S.A. 4.000%, 10/01/21 (EUR) (c)	100,000	123,923
OTE plc 3.500%, 07/09/20 (EUR)	100,000	118,505
SoftBank Group Corp. 4.750%, 07/30/25 (EUR)	232,000	305,017
Sprint Capital Corp. 6.875%, 11/15/28 (a)	2,913,000	3,238,003
6.900%, 05/01/19	580,000	619,121
8.750%, 03/15/32	848,000	1,068,480
Sprint Communications, Inc. 7.000%, 03/01/20 (144A)	582,000	638,931
9.000%, 11/15/18 (144A)	1,734,000	1,881,928
Sprint Corp. 7.125%, 06/15/24 (a)	3,499,000	3,892,637
7.250%, 09/15/21	666,000	740,092
7.875%, 09/15/23	3,022,000	3,475,300
T-Mobile USA, Inc. 4.000%, 04/15/22 (a)	472,000	491,210
5.125%, 04/15/25	481,000	505,050
5.375%, 04/15/27 (a)	288,000	308,880
6.000%, 03/01/23	731,000	773,712
6.375%, 03/01/25	146,000	157,863
6.500%, 01/15/24	620,000	666,500
6.836%, 04/28/23	155,000	165,463
Telecom Italia Capital S.A. 6.000%, 09/30/34	2,232,000	2,360,028
6.375%, 11/15/33 (a)	358,000	386,640
7.200%, 07/18/36	60,000	69,563
7.721%, 06/04/38	30,000	36,300
Telecom Italia Finance S.A. 7.750%, 01/24/33 (EUR)	90,000	142,464
Telecom Italia S.p.A. 3.625%, 01/19/24 (EUR)	100,000	127,072
5.303%, 05/30/24 (144A) (a)	200,000	214,500
5.875%, 05/19/23 (GBP)	100,000	150,127
Telefonica Europe B.V. 3.750%, 03/15/22 (EUR) (c)	100,000	119,069

Telecommunications—(Continued)
Telefonica Europe B.V. 4.200%, 12/04/19 (EUR) (c)	300,000	364,317
5.000%, 03/31/20 (EUR) (c)	400,000	494,710
Telesat Canada / Telesat LLC 8.875%, 11/15/24 (144A)	1,002,000	1,124,745
Trilogy International Partners LLC / Trilogy International Finance, Inc. 8.875%, 05/01/22 (144A)	248,000	258,230
Wind Acquisition Finance S.A. 4.000%, 07/15/20 (EUR)	407,000	469,736
4.750%, 07/15/20 (144A)	200,000	202,100
6.500%, 04/30/20 (144A) (a)	200,000	207,000
7.375%, 04/23/21 (144A)	1,875,000	1,950,000
Xplornet Communications, Inc. 9.625%, 06/01/22 (144A) (b)	210,000	218,400

		54,813,069

Textiles—0.0%
Springs Industries, Inc. 6.250%, 06/01/21	133,000	137,489

Transportation—0.5%
CMA CGM S.A. 7.750%, 01/15/21 (EUR)	100,000	118,926
Florida East Coast Holdings Corp. 6.750%, 05/01/19 (144A)	1,014,000	1,039,756
Silk Bidco A/S 7.500%, 02/01/22 (EUR)	145,000	176,376
Watco Cos. LLC / Watco Finance Corp. 6.375%, 04/01/23 (144A)	617,000	643,223
XPO Logistics, Inc. 5.750%, 06/15/21 (EUR)	100,000	118,852
6.125%, 09/01/23 (144A)	703,000	731,999
6.500%, 06/15/22 (144A) (a)	785,000	824,250

		3,653,382

Trucking & Leasing—0.1%
Park Aerospace Holdings, Ltd. 5.250%, 08/15/22 (144A)	582,000	608,376

Total Corporate Bonds & Notes (Cost $573,172,211)		589,442,861

Floating Rate Loans (i)—7.9%

Advertising—0.0%
inVentiv Health, Inc. Term Loan B, 4.952%, 11/09/23	298,301	299,686

Aerospace/Defense—0.4%
Accudyne Industries LLC Term Loan, 4.226%, 12/13/19	2,198,688	2,184,946
Sequa Mezzanine Holdings LLC 1st Lien Term Loan, 6.672%, 11/28/21	408,000	411,825

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
Sequa Mezzanine Holdings LLC 2nd Lien Term Loan, 10.172%, 04/28/22	142,000	$145,195

		2,741,966

Air Freight & Logistics—0.1%
Ceva Logistics Canada ULC Term Loan, 6.672%, 03/19/21	53,058	49,631
Ceva Logistics U.S. Holdings, Inc. Term Loan, 6.672%, 03/19/21	508,417	475,582

		525,213

Airlines—0.1%
Northwest Airlines, Inc. Term Loan, 2.651%, 09/10/18 (e) (g)	136,250	134,220
Term Loan, 2.651%, 09/10/18 (e) (g) .	273,000	268,823

		403,043

Chemicals—0.4%
Alpha 3 B.V. Term Loan B1, 4.296%, 01/31/24	290,000	291,233
Ascend Performance Materials Operations LLC Term Loan B, 6.796%, 08/12/22	2,885,741	2,910,991

		3,202,224

Commercial Services—0.1%
Element Materials Technology Group U.S. Holdings, Inc. Term Loan B, 06/01/24 (j)	122,000	123,120
Garda World Security Corp. Term Loan, 5.226%, 05/24/24	443,648	446,421
Laureate Education, Inc. Term Loan B, 5.726%, 04/26/24	284,288	286,242

		855,783

Computers—0.1%
Tempo Acquisition LLC Term Loan, 4.060%, 05/01/24	540,000	541,744

Electrical Components & Equipment—0.1%
Cortes NP Acquisition Corp. Term Loan B, 5.226%, 11/30/23	701,749	705,696

Food—0.0%
Chobani LLC 1st Lien Term Loan, 5.476%, 10/07/23	143,639	144,836

Healthcare-Products—0.3%
DJO Finance LLC Term Loan, 4.387%, 06/08/20	835,725	828,099
Immucor, Inc. Term Loan B, 06/15/21 (j)	71,219	71,842
Term Loan B2, 5.000%, 08/17/18	1,377,202	1,381,937

		2,281,878

Healthcare-Services—0.1%
Iasis Healthcare LLC Term Loan B3, 02/16/21 (j)	156,608	157,743
Ortho-Clinical Diagnostics, Inc. Term Loan B, 5.046%, 06/30/21 (j)	85,717	85,422
Surgery Center Holdings, Inc. Term Loan B, 06/06/24 (j)	315,000	316,181
Team Health Holdings, Inc. 1st Lien Term Loan, 3.976%, 02/06/24	115,710	115,233

		674,579

Insurance—0.1%
Alliant Holdings I, Inc. Term Loan B, 4.417%, 08/12/22	310,065	311,058
USI, Inc. Term Loan B, 4.180%, 05/16/24	206,000	204,996

		516,054

Internet—0.0%
Ascend Learning LLC Term Loan B, 07/05/22 (j)	144,000	144,225

Lodging—1.1%
Caesars Entertainment Operating Co. Term Loan B7, 03/01/22 (j)	1,223,170	1,534,400
Caesars Entertainment Resort Properties LLC Term Loan B, 4.726%, 10/11/20	5,652,120	5,678,617
CCC Information Services, Inc. 1st Lien Term Loan, 4.230%, 04/27/24	269,676	269,339

		7,482,356

Media—1.1%
iHeartCommunications, Inc. Term Loan D, 7.976%, 01/30/19	2,362,158	1,936,969
Information Resources, Inc. 1st Lien Term Loan, 5.466%, 01/18/24	175,560	176,465
Ligado Networks LLC 2nd Lien Term Loan, 12/07/20 (j)	1,227,586	857,776
Term Loan, 12/07/20 (j)	5,002,117	4,843,715

		7,814,925

Miscellaneous Manufacturing—0.1%
Gates Global LLC Term Loan B, 4.546%, 04/01/24	616,185	617,597

Office/Business Equipment—0.4%
Brand Energy & Infrastructure Services, Inc. Term Loan, 5.491%, 06/21/24	2,595,000	2,590,459

Oil & Gas—1.1%
California Resources Corp. Term Loan, 11.534%, 12/31/21	190,579	202,728
Term Loan A, 4.226%, 10/01/19	1,172,447	1,134,342
Chesapeake Energy Corp. Term Loan, 8.686%, 08/23/21	4,971,553	5,318,011

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
CITGO Holding, Inc. Term Loan B, 9.796%, 05/12/18	913,499	$922,063

		7,577,144

Oil & Gas Services—0.1%
Weatherford International, Ltd. Term Loan, 3.530%, 07/13/20	656,384	635,051

Retail—0.1%
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 4.968%, 02/03/24	350,000	340,120
Neiman Marcus Group, Ltd. LLC Term Loan, 4.339%, 10/25/20	680,275	514,883

		855,003

Semiconductors—0.0%
CEVA Intercompany B.V. Term Loan, 6.672%, 03/19/21	357,327	334,250

Software—0.9%
BMC Software Finance, Inc. Term Loan, 5.226%, 09/10/22	914,627	917,829
CCC Information Services, Inc. 2nd Lien Term Loan, 7.976%, 04/27/25	81,000	83,227
Kronos, Inc. 2nd Lien Term Loan, 9.420%, 11/01/24	1,310,000	1,360,216
MISYS Europe S.A. 1st Lien Term Loan, 4.736%, 06/13/24	799,000	800,153
2nd Lien Term Loan, 8.459%, 06/13/25	174,000	177,589
Project Alpha Intermediate Holding, Inc. Term Loan B, 4.670%, 04/26/24	393,000	390,974
Veritas Bermuda, Ltd. Term Loan B, 01/27/23 (j)	2,348,115	2,354,279

		6,084,267

Telecommunications—1.2%
CenturyLink, Inc. Term Loan B, 1.375%, 01/31/25	3,927,264	3,889,393
CSC Holdings LLC 1st Lien Term Loan, 3.459%, 07/17/25	138,299	138,083
Digicel International Finance, Ltd. Term Loan B, 4.940%, 05/28/24	980,000	987,759
Intelsat Jackson Holdings S.A. Term Loan B2, 4.000%, 06/30/19	3,443,680	3,419,289

		8,434,524

Transportation—0.0%
CEVA Group plc Letter of Credit, 6.500%, 03/19/21	348,940	322,770

Total Floating Rate Loans (Cost $55,330,068)		55,785,273

Asset-Backed Securities—2.3%

Security Description	Principal Amount*	Value

Asset-Backed - Other—2.3%
ALM XIV, Ltd. 4.622%, 07/28/26 (144A) (c)	250,000	250,011
AMMC CLO, Ltd. 6.198%, 05/26/28 (144A) (c)	500,000	506,603
Anchorage Capital CLO, Ltd. 5.372%, 07/28/28 (144A) (c)	1,000,000	1,007,506
Apidos CLO 4.403%, 07/22/26 (144A) (c)	550,000	550,492
Ares CLO, Ltd. 7.958%, 10/15/26 (144A) (c)	500,000	501,512
8.408%, 07/18/28 (144A) (c)	1,000,000	1,018,375
Ballyrock CLO, Ltd. 3.858%, 10/15/28 (144A) (c)	1,000,000	1,003,132
Carlyle Global Market Strategies CLO, Ltd. 3.808%, 07/15/25 (144A) (c)	500,000	500,100
8.156%, 10/20/29 (144A) (c)	750,000	758,334
Cedar Funding CLO, Ltd. 4.722%, 05/20/26 (144A) (c)	270,000	266,421
CIFC Funding, Ltd. 3.953%, 07/22/26 (144A) (c)	1,000,000	1,000,130
HPS Loan Management, Ltd. 7.608%, 07/19/27 (144A) (c)	800,000	801,966
Madison Park Funding, Ltd. 4.406%, 07/20/26 (144A) (c)	250,000	249,542
Neuberger Berman CLO, Ltd. 4.003%, 01/23/24 (144A) (c)	1,000,000	1,000,169
7.608%, 01/15/28 (144A) (c)	500,000	501,817
OCP CLO, Ltd. 2.756%, 10/20/26 (144A) (c)	500,000	500,032
Octagon Investment Partners 26, Ltd. 6.108%, 04/15/27 (144A) (c)	500,000	505,608
Octagon Investment Partners 27, Ltd. 8.258%, 07/15/27 (144A) (c)	1,000,000	1,009,892
Octagon Investment Partners, Ltd. 2.836%, 10/25/25 (144A) (c)	1,500,000	1,500,750
OneMain Financial Issuance Trust 4.320%, 07/18/25 (144A)	200,000	199,963
Race Point CLO, Ltd. 2.668%, 04/15/27 (144A) (c)	500,000	500,647
Sound Point CLO, Ltd. 5.406%, 10/20/28 (144A) (c)	500,000	504,797
Symphony CLO, Ltd. 5.958%, 04/15/28 (144A) (c)	250,000	252,806
Venture CLO, Ltd. 3.258%, 07/15/26 (144A) (c)	500,000	500,297
Westcott Park CLO, Ltd. 5.506%, 07/20/28 (144A) (c)	500,000	508,650
8.356%, 07/20/28 (144A) (c)	500,000	509,242

Total Asset-Backed Securities (Cost $15,880,358)		16,408,794

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Convertible Preferred Stock—0.9%

Security Description	Shares/ Principal Amount*	Value

Hotels, Restaurants & Leisure—0.9%
Amaya, Inc. Zero Coupon, 12/31/49 (CAD) (Cost $5,743,250)	6,232,000	$6,245,936

Preferred Stocks—0.7%

Banks—0.7%
GMAC Capital Trust, 6.967% (c)	143,228	3,752,574
Morgan Stanley, 5.850% (c)	60,125	1,642,615

		5,395,189

Diversified Financial Services—0.0%
Marsico Parent Superholdco LLC (144A) (g) (k)	25	0

Total Preferred Stocks (Cost $5,308,233)		5,395,189

Common Stocks—0.7%

Chemicals—0.0%
Advanced Emissions Solutions, Inc. (a)	11,202	102,610

Diversified Telecommunication Services—0.1%
Broadview Networks Holdings, Inc. (k)	52,942	354,711

Media—0.1%
Altice USA, Inc. - Class A (k)	16,138	521,258

Metals & Mining—0.0%
Teck Resources, Ltd. - Class B	16,590	287,505

Oil, Gas & Consumable Fuels—0.3%
Gener8 Maritime, Inc. (e) (k)	266,132	1,514,291
Halcon Resources Corp. (h) (k)	130,000	590,200

		2,104,491

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. (k)	22,900	1,388,198

Total Common Stocks (Cost $8,118,125)		4,758,773

Convertible Bonds—0.3%

Media—0.2%
DISH Network Corp. 3.375%, 08/15/26	936,000	1,134,900

Security Description	Contracts/ Shares/ Principal/ Notional Amount*	Value

Real Estate—0.0%
Aroundtown Property Holdings plc 1.500%, 01/18/21 (EUR)	100,000	124,352

Semiconductors—0.1%
Micron Technology, Inc. 3.000%, 11/15/43	625,000	703,125

Telecommunications—0.0%
Telecom Italia S.p.A. 1.125%, 03/26/22	100,000	113,238

Total Convertible Bonds (Cost $1,845,989)		2,075,615

Escrow Shares—0.0%

Auto Parts & Equipment—0.0%
Lear Corp. (e) (g)	1,395,000	0
Lear Corp. (e) (g)	1,530,000	0

		0

Chemicals—0.0%
Momentive Performance Materials, Inc.	1,398,000	0

		0

Diversified Financial Services—0.0%
Lehman Brothers Holdings, Inc. (e)	489,000	30,563
Lehman Brothers Holdings, Inc. (e)	1,740,000	108,750

		139,313

Total Escrow Shares (Cost $0)		139,313

Purchased Options—0.0%

Options on Futures Contracts—0.0%
Put - S&P 500 Index Futures @$2,430.00, Expires 07/21/17 (Counterparty — Deutsche Bank AG)	1,456	26,311

Options on Exchange-Traded Securities—0.0%
Put - SPDR S&P 500 ETF Trust, Strike Price $241.00, Expires 07/21/17	148	24,864

Total Purchased Options (Cost $63,918)		51,175

Warrant—0.0%

Media—0.0%
HMH Publishing Co., Ltd., Expires 06/22/19 (h) (k) (Cost $16)	1,601	576

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Short-Term Investment—2.6%

Security Description	Principal Amount*	Value

Repurchase Agreement—2.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $18,179,279 on 07/03/17, collateralized by $18,555,000 U.S. Treasury Note at 0.875% due 03/31/18 with a value of $18,544,368.	18,179,097	$18,179,097

Total Short-Term Investments (Cost $18,179,097)		18,179,097

Securities Lending Reinvestments (l)—8.5%

Certificates of Deposit—5.4%
ABN AMRO Bank NV Zero Coupon, 09/05/17	995,818	997,900
Bank of America N.A. 1.507%, 07/11/17	5,000,000	5,000,881
Canadian Imperial Bank 1.630%, 10/27/17	1,000,000	1,001,125
Cooperative Rabobank UA New York 1.555%, 10/13/17	1,500,000	1,501,729
1.558%, 10/13/17	1,500,000	1,502,035
Credit Suisse AG New York 1.432%, 10/16/17	1,000,000	1,000,214
DG Bank New York 1.140%, 07/03/17	1,000,000	999,990
DNB NOR Bank ASA 1.412%, 07/28/17	1,700,000	1,700,212
KBC Bank NV 1.200%, 07/18/17	1,000,000	1,000,000
1.250%, 08/08/17	1,000,000	1,000,030
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	1,000,000	999,990
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17	1,000,000	1,000,023
Mizuho Bank, Ltd., New York 1.469%, 10/18/17	2,500,000	2,499,830
1.610%, 08/02/17	1,000,000	1,000,305
Natixis New York 1.506%, 08/03/17	3,300,000	3,300,997
Norinchukin Bank New York 1.377%, 10/13/17	2,000,000	2,001,375
1.687%, 07/12/17	1,000,000	1,000,121
Royal Bank of Canada New York 1.555%, 10/13/17	3,000,000	3,003,033
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17	1,300,000	1,300,506
Sumitomo Mitsui Trust Bank, Ltd., New York 1.170%, 07/03/17	500,000	499,999
1.466%, 10/26/17	2,000,000	2,000,512
Toronto Dominion Bank New York 1.475%, 01/10/18	1,000,000	1,001,662
UBS, Stamford 1.722%, 07/31/17	1,201,226	1,200,685

Certificates of Deposit—(Continued)
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17	1,700,000	1,701,520

		38,214,674

Commercial Paper—1.4%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	1,994,085	1,999,276
Commonwealth Bank Australia 1.522%, 10/23/17	2,500,000	2,502,635
ING Funding LLC 1.234%, 12/07/17	500,000	500,173
LMA S.A. & LMA Americas 1.180%, 07/11/17	997,050	999,668
Sheffield Receivables Co. 1.190%, 07/28/17	996,893	999,060
Westpac Banking Corp. 1.506%, 10/20/17	2,700,000	2,702,692

		9,703,504

Repurchase Agreements—1.1%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $164,014 on 07/03/17, collateralized by $170,720 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $167,279.	163,999	163,999
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $500,046 on 07/03/17, collateralized by $498,078 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $510,000.	500,000	500,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $1,700,170 on 07/03/17, collateralized by $1,728,447 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $1,734,005.	1,700,000	1,700,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $250,194 on 07/03/17, collateralized by $54 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $277,956.	250,000	250,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $1,004,845 on 09/29/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (l)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $100,010 on 07/03/17, collateralized by $90,168 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $102,067.	100,000	$100,000
Merrill Lynch Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $2,845,353 on 10/02/17, collateralized by various Common Stock with a value of $3,080,000.	2,800,000	2,800,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,511,471 on 10/02/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000

		8,013,999

Time Deposits—0.6%
Australia New Zealand Bank 1.150%, 07/03/17 (c)	1,000,000	1,000,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17 (c)	100,000	100,000
Shinkin Central Bank 1.330%, 07/25/17 (c)	1,500,000	1,500,000
Standard Chartered plc 1.200%, 07/03/17 (c)	1,500,000	1,500,000

		4,100,000

Total Securities Lending Reinvestments (Cost $60,010,460)		60,032,177

Total Investments—107.3% (Cost $743,651,725) (m)		758,514,779
Other assets and liabilities (net)—(7.3)%		(51,896,338)

Net Assets—100.0%		$706,618,441

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $57,361,451 and the collateral received consisted of cash in the amount of $60,007,708. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Illiquid security. As of June 30, 2017, these securities represent 0.4% of net assets.
(f)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of June 30, 2017, the value of securities pledged amounted to $1,046,000.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent 0.4% of net assets.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2017, the market value of restricted securities was $3,313,276, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(i)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	This loan will settle after June 30, 2017, at which time the interest rate will be determined.
(k)	Non-income producing security.
(l)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(m)	As of June 30, 2017, the aggregate cost of investments was $743,651,725. The aggregate unrealized appreciation and depreciation of investments were $27,756,846 and $(12,893,792), respectively, resulting in net unrealized appreciation of $14,863,054.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $306,057,857, which is 43.3% of net assets.
(CAD)—	Canadian Dollar
(CLO)—	Collateralized Loan Obligation
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
HMH Publishing Co., Ltd. 06/22/19	06/22/12	1,601	$16	$576
Halcon Resources Corp.	01/25/17	130,000	942,500	590,200
Sterling Entertainment Enterprises LLC, 9.750%, 12/15/19	12/28/12	2,750,000	2,750,000	2,722,500

				$3,313,276

Reverse Repurchase Agreement

Counterparty	Interest Rate	Settlement Date	Maturity Date(a)	Principal Amount		Net Closing Amount
Credit Suisse Securities (USA) LLC	1.550%	06/30/17	OPEN	USD	1,003,750	$1,003,750

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time. Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Depreciation
CAD	6,971,000	HSBC Bank plc	07/06/17	$5,180,424	$(195,234)
CAD	6,932,000	Westpac Banking Corp.	08/03/17	5,340,446	(7,861)
EUR	70,000	Barclays Bank plc	07/06/17	79,055	(900)
EUR	115,000	Citibank N.A.	07/06/17	129,605	(1,749)
EUR	26,600,000	Deutsche Bank AG	07/06/17	29,929,256	(453,483)
EUR	26,131,000	Deutsche Bank AG	08/03/17	29,871,182	(18,646)
GBP	247,000	Barclays Bank plc	07/06/17	319,581	(2,134)
GBP	200,000	Commonwealth Bank of Australia	07/06/17	253,281	(7,217)
GBP	4,060,000	Deutsche Bank AG	07/06/17	5,222,297	(65,823)
GBP	200,000	Standard Chartered Bank	07/06/17	255,464	(5,035)
GBP	4,364,000	Barclays Bank plc	08/03/17	5,665,288	(23,825)

Net Unrealized Depreciation					$(781,907)

Futures Contracts

Futures Contracts-Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
Euro-Bobl Futures	09/07/17	(3)	EUR	(398,937)	$4,383
Euro-Bund Futures	09/07/17	(4)	EUR	(657,676)	11,646
U.S. Treasury Note 10 Year Futures	09/20/17	(22)	USD	(2,773,149)	11,462
United Kingdom Long Gilt Bond Futures	09/27/17	(1)	GBP	(127,779)	2,877

Net Unrealized Appreciation					$30,368

Written Options

Options on Exchange-Traded Securities	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation
Put - SPDR S&P 500 ETF Trust	$231.00	07/21/17	(148)	$(13,728)	$(5,328)	$8,400

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Swap Agreements

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Unrealized Depreciation
ITRAXX.XO.27.V1	(5.000%)	06/20/22	2.472%	EUR	300,000	$(9,019)

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.28.V1	5.000%	06/20/22	3.392%	USD	1,890,000	$4,470
Chesapeake Energy Corp. 6.625%, due 08/15/20	5.000%	12/20/21	7.096%	USD	280,000	(8,693)

Net Unrealized Depreciation						$(4,223)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.250%, due 03/15/25	5.000%	06/20/22	Barclays Bank plc	4.623%	USD	84,000	$1,356	$1,934	$(578)
CCO Holdings LLC / CCO Holdings Capital Corp. 7.250%, due 10/30/17	8.000%	09/20/17	Deutsche Bank AG	0.119%	USD	1,500,000	26,832	—	26,832
International Game Technology plc 4.750%, due 02/15/23	5.000%	06/20/22	Credit Suisse International	2.718%	EUR	40,000	4,864	4,178	686
International Game Technology plc 4.750%, due 02/15/23	5.000%	06/20/22	JPMorgan Chase Bank N.A.	2.718%	EUR	60,000	7,296	6,583	713
OTE plc 7.875%, due 02/07/18	5.000%	12/20/21	Barclays Bank plc	1.858%	EUR	60,000	9,278	3,903	5,375

Totals							$49,626	$16,598	$33,028

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(ITRAXX.XO)—	Markit iTraxx Crossover Index

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$2,721,855	$—	$2,721,855
Aerospace/Defense	—	11,453,901	—	11,453,901
Agriculture	—	116,328	—	116,328
Airlines	—	2,212,831	—	2,212,831
Apparel	—	283,296	—	283,296
Auto Manufacturers	—	524,304	—	524,304
Auto Parts & Equipment	—	3,095,960	—	3,095,960
Banks	—	17,173,284	—	17,173,284
Building Materials	—	4,143,417	—	4,143,417
Chemicals	—	18,923,465	—	18,923,465
Coal	—	7,092,992	—	7,092,992
Commercial Services	—	26,251,831	—	26,251,831
Computers	—	4,909,314	—	4,909,314
Distribution/Wholesale	—	3,568,694	—	3,568,694
Diversified Financial Services	—	28,544,824	—	28,544,824
Electric	—	7,895,100	—	7,895,100
Electrical Components & Equipment	—	399,326	—	399,326
Electronics	—	998,582	—	998,582
Energy-Alternate Sources	—	826,803	—	826,803
Engineering & Construction	—	2,624,627	—	2,624,627
Entertainment	—	8,390,763	0	8,390,763
Environmental Control	—	2,703,719	—	2,703,719
Food	—	6,485,447	—	6,485,447
Food Service	—	494,758	—	494,758
Forest Products & Paper	—	517,161	—	517,161
Gas	—	1,340,938	—	1,340,938
Healthcare-Products	—	5,810,245	—	5,810,245

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Healthcare-Services	$—	$42,411,045	$—	$42,411,045
Holding Companies-Diversified	—	157,911	—	157,911
Home Builders	—	6,567,875	—	6,567,875
Home Furnishings	—	1,419,701	—	1,419,701
Household Products/Wares	—	1,374,684	—	1,374,684
Insurance	—	7,410,242	—	7,410,242
Internet	—	10,377,055	—	10,377,055
Iron/Steel	—	6,160,806	—	6,160,806
Leisure Time	—	1,011,709	—	1,011,709
Lodging	—	8,350,053	—	8,350,053
Machinery-Construction & Mining	—	4,669,244	—	4,669,244
Machinery-Diversified	—	845,205	—	845,205
Media	—	69,176,779	2,722,500	71,899,279
Metal Fabricate/Hardware	—	4,965,892	—	4,965,892
Mining	—	30,336,241	—	30,336,241
Miscellaneous Manufacturing	—	7,340,378	—	7,340,378
Office/Business Equipment	—	1,823,002	—	1,823,002
Oil & Gas	—	42,834,366	—	42,834,366
Oil & Gas Services	—	4,432,973	—	4,432,973
Packaging & Containers	—	14,733,487	—	14,733,487
Pharmaceuticals	—	13,437,286	—	13,437,286
Pipelines	—	20,314,179	—	20,314,179
Real Estate	—	3,417,292	0	3,417,292
Real Estate Investment Trusts	—	10,570,526	—	10,570,526
Retail	—	9,351,895	—	9,351,895
Semiconductors	—	5,981,306	—	5,981,306
Software	—	26,950,960	—	26,950,960
Storage/Warehousing	—	1,582,188	—	1,582,188
Telecommunications	—	54,813,069	—	54,813,069
Textiles	—	137,489	—	137,489
Transportation	—	3,653,382	—	3,653,382
Trucking & Leasing	—	608,376	—	608,376
Total Corporate Bonds & Notes	—	586,720,361	2,722,500	589,442,861
Floating Rate Loans
Advertising	—	299,686	—	299,686
Aerospace/Defense	—	2,741,966	—	2,741,966
Air Freight & Logistics	—	525,213	—	525,213
Airlines	—	—	403,043	403,043
Chemicals	—	3,202,224	—	3,202,224
Commercial Services	—	855,783	—	855,783
Computers	—	541,744	—	541,744
Electrical Components & Equipment	—	705,696	—	705,696
Food	—	144,836	—	144,836
Healthcare-Products	—	2,281,878	—	2,281,878
Healthcare-Services	—	674,579	—	674,579
Insurance	—	516,054	—	516,054
Internet	—	144,225	—	144,225
Lodging	—	7,482,356	—	7,482,356
Media	—	7,814,925	—	7,814,925
Miscellaneous Manufacturing	—	617,597	—	617,597
Office/Business Equipment	—	2,590,459	—	2,590,459
Oil & Gas	—	7,577,144	—	7,577,144
Oil & Gas Services	—	635,051	—	635,051
Retail	—	855,003	—	855,003
Semiconductors	—	334,250	—	334,250
Software	—	6,084,267	—	6,084,267
Telecommunications	—	8,434,524	—	8,434,524

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Transportation	$—	$322,770	$—	$322,770
Total Floating Rate Loans	—	55,382,230	403,043	55,785,273
Total Asset-Backed Securities*	—	16,408,794	—	16,408,794
Total Convertible Preferred Stock*	—	6,245,936	—	6,245,936
Preferred Stocks
Banks	5,395,189	—	—	5,395,189
Diversified Financial Services	—	—	0	0
Total Preferred Stocks	5,395,189	—	0	5,395,189
Common Stocks
Chemicals	102,610	—	—	102,610
Diversified Telecommunication Services	354,711	—	—	354,711
Media	521,258	—	—	521,258
Metals & Mining	287,505	—	—	287,505
Oil, Gas & Consumable Fuels	1,514,291	590,200	—	2,104,491
Wireless Telecommunication Services	1,388,198	—	—	1,388,198
Total Common Stocks	4,168,573	590,200	—	4,758,773
Total Convertible Bonds*	—	2,075,615	—	2,075,615
Escrow Shares
Auto Parts & Equipment	—	—	0	0
Chemicals	—	—	0	0
Diversified Financial Services	—	139,313	—	139,313
Total Escrow Shares	—	139,313	0	139,313
Purchased Options
Options on Futures Contracts	—	26,311	—	26,311
Options on Exchange-Traded Securities	24,864	—	—	24,864
Total Purchased Options	24,864	26,311	—	51,175
Total Warrant*	—	576	—	576
Total Short-Term Investment*	—	18,179,097	—	18,179,097
Total Securities Lending Reinvestments*	—	60,032,177	—	60,032,177
Total Investments	$9,588,626	$745,800,610	$3,125,543	$758,514,779

Collateral for Securities Loaned (Liability)	$—	$(60,007,708)	$—	$(60,007,708)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(781,907)	$—	$(781,907)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$30,368	$—	$—	$30,368
Written Options at Value	$(5,328)	$—	$—	$(5,328)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$4,470	$—	$4,470
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(17,712)	—	(17,712)
Total Centrally Cleared Swap Contracts	$—	$(13,242)	$—	$(13,242)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$49,626	$—	$49,626
Total Reverse Repurchase Agreements (Liability)	$—	$(1,003,750)	$—	$(1,003,750)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2017 is not presented.

Transfers from Level 2 to Level 3 in the amount of $535,408 were due to a lack of observable inputs.

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$758,514,779
Cash	175,294
Cash denominated in foreign currencies (c)	1,609,684
Cash collateral (d)	394,470
OTC swap contracts at market value (e)	49,626
Due from broker	2,566
Receivable for:
Investments sold	9,951,763
Fund shares sold	76,788
Dividends and interest	9,884,690
Variation margin on futures contracts	7,893
Interest on OTC swap contracts	4,068
Variation margin on centrally cleared swap contracts	253

Total Assets	780,671,874
Liabilities
Written options at value (f)	5,328
Reverse repurchase agreements	1,003,750
Cash collateral for OTC swap contracts	100,000
Unrealized depreciation on forward foreign currency exchange contracts	781,907
Collateral for securities loaned	60,007,708
Payables for:
Investments purchased	10,192,349
Securities lending cash collateral	124,060
Fund shares redeemed	1,010,944
Accrued Expenses:
Management fees	348,701
Distribution and service fees	54,627
Deferred trustees’ fees	115,782
Other expenses	308,277

Total Liabilities	74,053,433

Net Assets	$706,618,441

Net Assets Consist of:
Paid in surplus	$704,122,600
Undistributed net investment income	18,249,816
Accumulated net realized loss	(29,985,519)
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	14,231,544

Net Assets	$706,618,441

Net Assets
Class A	$440,851,575
Class B	265,766,866
Capital Shares Outstanding*
Class A	57,962,697
Class B	35,338,717
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.61
Class B	7.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $743,651,725.
(b)	Includes securities loaned at value of $57,361,451.
(c)	Identified cost of cash denominated in foreign currencies was $1,583,545.
(d)	Includes collateral of $38,470 for futures contracts, and $356,000 for centrally cleared swap contracts.
(e)	Net premium paid on OTC swap contracts was $16,598.
(f)	Premiums received on written options were $13,728.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$262,986
Interest (b)	21,433,656
Securities lending income	412,023

Total investment income	22,108,665
Expenses
Management fees	2,095,354
Administration fees	11,154
Custodian and accounting fees	105,907
Distribution and service fees—Class B	327,784
Interest expense	4,685
Audit and tax services	38,280
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	28,486
Insurance	2,296
Miscellaneous	9,475

Total expenses	2,668,123
Less management fee waiver	(577)

Net expenses	2,667,546

Net Investment Income	19,441,119

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	8,747,916
Affiliated investments	11,880
Futures contracts	(456,781)
Written options	274,695
Swap contracts	710,602
Foreign currency transactions	(1,566,571)

Net realized gain	7,721,741

Net change in unrealized appreciation (depreciation) on:
Investments	7,227,804
Affiliated investments	(1,427)
Futures contracts	23,111
Written options	(140,186)
Swap contracts	(328,842)
Foreign currency transactions	(982,937)

Net change in unrealized appreciation	5,797,523

Net realized and unrealized gain	13,519,264

Net Increase in Net Assets From Operations	$32,960,383

(a)	Net of foreign withholding taxes of $188.
(b)	Net of foreign withholding taxes of $876.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,441,119	$37,405,696
Net realized gain (loss)	7,721,741	(14,850,367)
Net change in unrealized appreciation	5,797,523	67,787,650

Increase in net assets from operations	32,960,383	90,342,979

From Distributions to Shareholders
Net investment income
Class A	(24,471,723)	(29,175,416)
Class B	(14,289,410)	(16,860,304)

Total distributions	(38,761,133)	(46,035,720)

Increase (decrease) in net assets from capital share transactions	15,546,972	(9,336,471)

Total increase in net assets	9,746,222	34,970,788

Net Assets
Beginning of period	696,872,219	661,901,431

End of period	$706,618,441	$696,872,219

Undistributed net investment income
End of period	$18,249,816	$37,569,830

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	799,758	$6,264,025	2,155,931	$15,838,038
Reinvestments	3,215,733	24,471,723	4,103,434	29,175,416
Redemptions	(2,903,473)	(22,801,227)	(7,984,451)	(58,922,269)

Net increase (decrease)	1,112,018	$7,934,521	(1,725,086)	$(13,908,815)

Class B
Sales	1,575,545	$12,208,830	6,554,020	$48,111,644
Reinvestments	1,897,664	14,289,410	2,398,336	16,860,304
Redemptions	(2,432,817)	(18,885,789)	(8,275,582)	(60,399,604)

Net increase	1,040,392	$7,612,451	676,774	$4,572,344

Increase (decrease) derived from capital shares transactions		$15,546,972		$(9,336,471)

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014		2013	2012
Net Asset Value, Beginning of Period	$7.68		$7.21		$8.22		$8.86		$8.93	$8.36

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.41	(b)	0.42		0.48		0.54	0.59
Net realized and unrealized gain (loss) on investments	0.16		0.58		(0.69)		(0.16)		0.26	0.73

Total from investment operations	0.38		0.99		(0.27)		0.32		0.80	1.32

Less Distributions
Distributions from net investment income	(0.45)		(0.52)		(0.67)		(0.55)		(0.62)	(0.64)
Distributions from net realized capital gains	0.00		0.00		(0.07)		(0.41)		(0.25)	(0.11)

Total distributions	(0.45)		(0.52)		(0.74)		(0.96)		(0.87)	(0.75)

Net Asset Value, End of Period	$7.61		$7.68		$7.21		$8.22		$8.86	$8.93

Total Return (%) (c)	4.90	(d)	14.26		(3.86	)(e)	3.6	5 (e)	9.52	16.80 (f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(g)	0.67		0.67		0.68		0.69	0.65
Gross ratio of expenses to average net assets excluding interest expense (%)	0.67	(g)	0.67		0.66		0.67		0.66	0.65
Net ratio of expenses to average net assets (%)	0.67	(g)	0.67		0.67		0.68		0.66	0.65
Net ratio of expenses to average net assets excluding interest expense (%)	0.67	(g)	0.67		0.66		0.67		0.66	0.65
Ratio of net investment income to average net assets (%)	5.66	(g)	5.58	(b)	5.24		5.60		6.18	6.90
Portfolio turnover rate (%)	42	(d)	89		75		70		108	85
Net assets, end of period (in millions)	$440.9		$436.6		$422.2		$495.7		$538.3	$589.6

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014		2013	2012
Net Asset Value, Beginning of Period	$7.59		$7.13		$8.14		$8.78		$8.85	$8.29

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.39	(b)	0.39		0.45		0.51	0.56
Net realized and unrealized gain (loss) on investments	0.15		0.57		(0.68)		(0.15)		0.27	0.74

Total from investment operations	0.36		0.96		(0.29)		0.30		0.78	1.30

Less Distributions
Distributions from net investment income	(0.43)		(0.50)		(0.65)		(0.53)		(0.60)	(0.63)
Distributions from net realized capital gains	0.00		0.00		(0.07)		(0.41)		(0.25)	(0.11)

Total distributions	(0.43)		(0.50)		(0.72)		(0.94)		(0.85)	(0.74)

Net Asset Value, End of Period	$7.52		$7.59		$7.13		$8.14		$8.78	$8.85

Total Return (%) (c)	4.70	(d)	13.98		(4.16	)(e)	3.42	(e)	9.33	16.54 (f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(g)	0.92		0.92		0.93		0.94	0.90
Gross ratio of expenses to average net assets excluding interest expense (%)	0.92	(g)	0.92		0.91		0.92		0.91	0.90
Net ratio of expenses to average net assets (%)	0.92	(g)	0.92		0.92		0.93		0.91	0.90
Net ratio of expenses to average net assets excluding interest expense (%)	0.92	(g)	0.92		0.91		0.92		0.91	0.90
Ratio of net investment income to average net assets (%)	5.41	(g)	5.33	(b)	4.99		5.34		5.94	6.65
Portfolio turnover rate (%)	42	(d)	89		75		70		108	85
Net assets, end of period (in millions)	$265.8		$260.3		$239.7		$273.0		$309.0	$324.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(f)	In 2012, 0.00% and 0.13% of the Portfolio’s total return for Class A and Class B, respectively, consists of a voluntary reimbursement by the subadviser for a realized loss. Excluding this item, total return would have been 16.80% and 16.41% for Class A and Class B, respectively.
(g)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value (“NAV”) to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign

BHFTI-33

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income

BHFTI-34

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, paydown gain (loss) adjustments, adjustments to prior period accumulated balances and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

BHFTI-35

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $18,179,097. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $8,013,999. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-36

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2017, the Portfolio had an outstanding reverse repurchase agreement balance for 181 days. The average amount of borrowings was $1,285,873 and the annualized weighted average interest rate was 1.04% during the 181 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of June 30, 2017:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount*
Credit Suisse Securities (USA) LLC	$(1,003,750)	$1,003,750	$—

	$(1,003,750)	$1,003,750	$—

[1]	Collateral with a value of $1,046,000 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(76,347)	$—	$—	$—	$(76,347)
Corporate Bonds & Notes	(59,931,361)	—	—	—	(59,931,361)
Total	$(60,007,708)	$—	$—	$—	$(60,007,708)
Reverse Repurchase Agreement
Corporate Bonds & Notes	(1,003,750)	—	—	—	(1,003,750)
Total Borrowings	$(61,011,458)	$—	$—	$—	$(61,011,458)
Gross amount of recognized liabilities for securities lending transactions					$(61,011,458)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the

BHFTI-37

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

BHFTI-38

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2017:

Put Options	Number of Contracts	Premium Received
Options outstanding December 31, 2016	1,446	$161,600
Options written	1,929	154,309
Options bought back	(3,003)	(282,076)
Options expired	(224)	(20,105)

Options outstanding June 30, 2017	148	$13,728

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but

BHFTI-39

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

BHFTI-40

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$30,368
Credit	OTC swap contracts at market value (c)	49,626
	Unrealized appreciation on centrally cleared swap contracts (b) (d)	4,470	Unrealized depreciation on centrally cleared swap contracts (b) (d)	$17,712
Equity	Investments at market value (b) (e)	51,175
			Written options at value (b)	5,328
Foreign Exchange			Unrealized depreciation on forward foreign currency exchange contracts	781,907

Total		$135,639		$804,947

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $4,068.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$10,634	$(10,634)	$—	$—
Credit Suisse International	4,864	—	(4,864)	—
Deutsche Bank AG	53,143	(53,143)	—	—
JPMorgan Chase Bank N.A.	7,296	—	(7,296)	—

	$75,937	$(63,777)	$(12,160)	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$26,859	$(10,634)	$—	$16,225
Citibank N.A.	1,749	—	—	1,749
Commonwealth Bank of Australia	7,217	—	—	7,217
Deutsche Bank AG	537,952	(53,143)	(331)	484,478
HSBC Bank plc	195,234	—	—	195,234
Standard Chartered Bank	5,035	—	—	5,035
Westpac Banking Corp.	7,861	—	—	7,861

	$781,907	$(63,777)	$(331)	$717,799

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-41

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$(111,537)	$—	$(607,596)	$—	$(719,133)
Forward foreign currency transactions	—	—	—	(2,299,434)	(2,299,434)
Futures contracts	(35,024)	—	(421,757)	—	(456,781)
Swap contracts	—	710,602	—	—	710,602
Written options	—	—	274,695	—	274,695

	$(146,561)	$710,602	$(754,658)	$(2,299,434)	$(2,490,051)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$39,479	$—	$74,134	$—	$113,613
Forward foreign currency transactions	—	—	—	(1,107,934)	(1,107,934)
Futures contracts	48,628	—	(25,517)	—	23,111
Swap contracts	—	(328,842)	—	—	(328,842)
Written options	—	—	(140,186)	—	(140,186)

	$88,107	$(328,842)	$(91,569)	$(1,107,934)	$(1,440,238)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$8,442,507
Forward foreign currency transactions	77,947,963
Futures contracts short	(2,307,940)
Swap contracts	13,374,949
Written options	(461)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$287,411,051	$0	$307,319,578

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, the subadviser to the Portfolio, that amounted to $117,710 in sales of investments, which are included above, and resulted in realized losses of $3,994.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2017 were $2,095,354.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Underlying ETFs

A summary of the Portfolio’s transactions in the securities of Affiliated Underlying ETFs during the six months ended June 30, 2017 is as follows:

Security Description	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017	Realized Gain on shares sold	Income earned from affiliates during the period	Ending Value as of June 30, 2017
iShares iBoxx $ High Yield Corporate Bond ETF	20,140	—	(20,140)	—	$11,880	$—	—

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$46,035,720	$64,861,263	$—	$4,098,021	$46,035,720	$68,959,284

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$38,438,291	$—	$4,528,999	$(34,568,877)	$8,398,413

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had post-enactment accumulated short-term capital losses of $10,336,649 and post-enactment accumulated long term-capital losses of $24,232,228, and no pre-enactment capital loss carryforwards.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

11. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

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Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
78,215,659	2,680,756	5,359,779

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	79,897,532	6,358,663
Robert Boulware	80,121,920	6,134,275
Susan C. Gause	80,251,934	6,004,261
Nancy Hawthorne	80,135,291	6,120,904
Barbara A. Nugent	80,383,079	5,873,116
John Rosenthal	80,201,285	6,054,910
Linda B. Strumpf	80,115,844	6,140,351
Dawn M. Vroegop	80,064,564	6,191,631

BHFTI-46

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A and B shares of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio returned 17.66% and 17.55%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index1, returned 18.43%.

MARKET ENVIRONMENT / CONDITIONS

Emerging market equities rose in the first half of 2017, buoyed by an improving global economic outlook and continued inflows into the asset class. Currencies broadly strengthened against the U.S. dollar, despite the Federal Reserve raising rates twice, as worries grew about President Trump’s ability to implement key pledges. However, oil prices fell as an Organization of Petroleum Exporting Countries (OPEC)-led agreement to extend output cuts failed to assuage persistent oversupply concerns due to record U.S. shale production.

Emerging Asia was robust. Chinese shares rose after benchmark provider MSCI’s decision to add A-shares into its indices next year, though we view the move as largely symbolic for now. Mainland authorities also continued efforts to curb financial risk. Indian equities also did well, bolstered by the ruling party’s resounding election victory in the Uttar Pradesh state. However, India’s first-quarter economic growth slowed, as demonetization weighed on consumer demand. India also announced its goods and services tax (GST) rates ahead of the July rollout. While we expect near-term disruptions, the tax should be neutral or marginally positive for the Portfolio’s holdings in the long-term.

Latin America also performed well. Mexico’s economy grew steadily in the first quarter, while the peso erased its post-U.S. election losses. The country’s central bank also continued raising rates to tame inflation. However, Brazilian equities fell, as the stock market suffered its worst one-day decline since 2008 after President Michel Temer became embroiled in a corruption scandal. He was later formally charged with accepting bribes, with investors concerned over the future of his reform program. Chile’s central bank also trimmed key interest rates for the first time since 2014, as economic growth faltered and inflation fell to its lowest rate in three years.

In Europe, the Middle East and Africa (“EMEA”), Turkey’s stocks and currency strengthened after President Erdogan controversially won sweeping new powers in a referendum. Its economy also grew at its fastest pace in almost two years. Russian equities were pressured by retreating oil prices, as well as fading hopes that a Trump presidency would spell an end to sanctions. Elsewhere, South Africa slipped into recession, amid a political crisis as President Jacob Zuma survived an internal no-confidence vote after he fired finance minister Pravin Gordhan.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Over the six month period, the Portfolio underperformed the benchmark due to negative asset allocation which was partially offset by positive stock selection.

In Latin America, stock selection in Mexico buoyed performance, as full-service bank Banorte and airport operator Asur posted sound results. In Brazil, stock selection was positive, as the Portfolio’s holdings proved more resilient than the broader market, which sold off due to a corruption scandal involving President Temer. However, BRF was pressured by an investigation that led some countries to temporarily suspend Brazilian meat imports, further compounded by soft domestic volumes and margin pressure overseas. The Portfolio’s off-benchmark position in Argentine pipe producer Tenaris also detracted following weak results.

In EMEA, the overweight to Turkey boosted relative performance, as both the market and currency rallied. The lack of exposure to Qatar also benefited the Portfolio, amid heightened geopolitical concerns. Conversely, Russia detracted, with Magnit among the key laggards amid investor concerns over falling returns and cash flow generation. Lukoil also hurt performance as oil prices fell, although this was partially mitigated by the Portfolio’s lack of exposure to Gazprom.

Performance in Asia was mixed. Stock selection in India was a key driver of regional outperformance. Indian cigarette-maker ITC benefited from the GST council’s decision to leave rates unchanged for tobacco, while lender Housing Development Finance Corporation was boosted by the government’s housing loan subsidy plan. By contrast, the underweight to China was the largest detractor, as shares rallied after MSCI’s decision to include A-shares in its indices. Not holding internet giants Alibaba and Tencent also weighed. The underweight to Korea was also negative, further compounded by negative stock selection.

As bottom-up stock pickers, the Portfolio’s country and sector allocations are driven by where we can find quality companies with attractive valuations. This style may lead to significant deviations from the index. At period end, at the country level, we remained overweight to Hong Kong, India and Brazil. Hong Kong offers listed companies that have diversified, regional business activities, particularly those that provide an exposure to China, with the added advantage of better standards of accounting and transparency. India is home to many high-quality companies. Its economic growth rate is among the best in Asia and we believe the Portfolio’s holdings continue to have good long-term prospects, despite recent setbacks resulting from demonetization. Meanwhile, although Brazil’s economy has slowed considerably, and its markets pressured by the recent corruption scandals, it offers a deep market of quality companies at attractive valuations. Corporate governance is also improving in Latin America’s largest economy.

In contrast, at period end the Portfolio was underweight to China, South Korea and Taiwan. We remained circumspect when investing in mainland China, where most companies still fall short on quality and corporate governance. Korea is a relatively mature economy with well-known brands such as Samsung and Hyundai. But the domination of the chaebol, or huge conglomerates, and the complexity in

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*—(Continued)

its group shareholding structures, reduces the transparency of the business. Similarly, the Taiwanese market is home to several interesting businesses, but the bulk of them are in lower-quality cyclical industries. Corporate transparency is also generally poor.

In terms of sector, allocation, the Portfolio was overweight to consumer-focused industries, such as Financials and Consumer Staples, and underweight to cyclical or export dependent industries, such as Information Technology and Industrials.

Devan Kaloo

Joanne Irvine

Hugh Young

Flavia Cheong

Mark Gordon-James

Portfolio Managers

Aberdeen Asset Managers Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Class A	17.66	17.01	2.72	0.96
Class B	17.55	16.76	2.46	0.72
MSCI Emerging Markets Index	18.43	23.75	3.96	1.91

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Samsung Electronics Co., Ltd.	5.0
Housing Development Finance Corp., Ltd.	4.2
Taiwan Semiconductor Manufacturing Co., Ltd.	3.9
AIA Group, Ltd.	3.3
China Mobile, Ltd.	3.0
Astra International Tbk PT	3.0
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	2.9
Grupo Financiero Banorte S.A.B. de C.V. - Class O	2.9
UltraTech Cement, Ltd.	2.9
ITC, Ltd.	2.8

Top Countries

% of Net Assets
India	16.3
Brazil	11.8
South Korea	7.9
China	7.8
Hong Kong	7.7
Mexico	7.5
Indonesia	5.3
Taiwan	4.8
Thailand	4.4
Russia	4.0

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Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Aberdeen Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.93%	$1,000.00	$1,176.60	$5.02
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

Class B(a)	Actual	1.18%	$1,000.00	$1,175.50	$6.36
	Hypothetical*	1.18%	$1,000.00	$1,018.94	$5.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—94.0% of Net Assets

Security Description	Shares	Value

Australia—0.6%
BHP Billiton plc	533,000	$8,147,786

Brazil—11.8%
Ambev S.A.	3,492,600	19,303,180
Banco Bradesco S.A. (ADR)	4,385,836	37,279,606
BRF S.A.	1,240,468	14,677,879
Lojas Renner S.A.	3,139,400	25,946,081
Multiplan Empreendimentos Imobiliarios S.A.	858,537	16,927,658
Ultrapar Participacoes S.A.	1,487,000	34,794,965
Vale S.A. (ADR)	2,765,077	24,194,424

		173,123,793

Chile—2.2%
Banco Santander Chile (ADR)	705,000	17,914,050
SACI Falabella	1,825,900	15,003,833

		32,917,883

China—7.8%
China Mobile, Ltd.	4,208,000	44,569,511
Hangzhou Hikvision Digital Technology Co., Ltd. - Class A	5,335,085	25,418,283
Kweichow Moutai Co., Ltd. - Class A	405,886	28,249,333
Shanghai International Airport Co., Ltd. - Class A	2,918,822	16,047,288

		114,284,415

Hong Kong—7.7%
AIA Group, Ltd.	6,693,000	48,920,074
Hang Lung Group, Ltd.	5,521,000	22,841,928
Hang Lung Properties, Ltd.	3,338,000	8,337,629
Hong Kong Exchanges and Clearing, Ltd.	600,024	15,513,119
Swire Pacific, Ltd. - Class B	9,756,500	17,070,334

		112,683,084

Hungary—1.1%
Richter Gedeon Nyrt	620,000	16,200,082

India—16.3%
Hero MotoCorp, Ltd.	448,000	25,521,320
Hindustan Unilever, Ltd.	1,506,000	25,153,339
Housing Development Finance Corp., Ltd.	2,469,000	61,451,391
Infosys, Ltd.	918,020	13,323,029
ITC, Ltd.	8,151,500	40,756,747
Kotak Mahindra Bank, Ltd.	989,300	14,642,780
Tata Consultancy Services, Ltd.	450,268	16,448,108
UltraTech Cement, Ltd.	690,063	42,195,921

		239,492,635

Indonesia—5.3%
Astra International Tbk PT	66,173,600	44,240,469
Bank Central Asia Tbk PT	10,991,800	14,976,172
Indocement Tunggal Prakarsa Tbk PT	13,685,100	18,923,467

		78,140,108

Luxembourg—1.2%
Tenaris S.A. (ADR)	570,000	17,749,800

Malaysia—1.2%
Public Bank Bhd	3,815,000	18,059,520

Mexico—7.5%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	438,877	43,159,164
Grupo Aeroportuario del Sureste S.A.B. de C.V. (ADR)	113,900	23,964,560
Grupo Financiero Banorte S.A.B. de C.V. - Class O	6,779,208	43,012,648

		110,136,372

Philippines—3.6%
Ayala Corp.	138,120	2,328,147
Ayala Land, Inc.	37,180,000	29,296,230
Bank of the Philippine Islands	10,545,370	21,732,588

		53,356,965

Poland—1.0%
Bank Pekao S.A.	423,300	14,251,834

Portugal—1.2%
Jeronimo Martins SGPS S.A.	913,000	17,872,800

Russia—4.0%
Lukoil PJSC (ADR)	610,343	29,770,994
Lukoil PJSC (ADR)	7,000	341,530
Magnit PJSC	188,006	29,253,599

		59,366,123

South Africa—3.0%
Massmart Holdings, Ltd.	1,380,135	11,136,429
MTN Group, Ltd. (a)	1,695,000	14,780,305
Truworths International, Ltd.	3,303,299	18,052,075

		43,968,809

South Korea—2.5%
AmorePacific Group	92,062	10,450,952
NAVER Corp.	36,553	26,695,445

		37,146,397

Taiwan—4.8%
Taiwan Mobile Co., Ltd. (b)	3,852,000	14,476,489
Taiwan Semiconductor Manufacturing Co., Ltd.	8,323,000	56,795,656

		71,272,145

Thailand—4.4%
Siam Cement PCL (The)	2,137,850	31,718,469
Siam Commercial Bank PCL (The)	7,202,000	32,967,648

		64,686,117

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Turkey—4.0%
Akbank TAS	7,632,000	$21,253,375
BIM Birlesik Magazalar A/S	1,175,000	21,771,249
Turkiye Garanti Bankasi A/S	5,726,000	15,929,617

		58,954,241

United Kingdom—1.1%
Standard Chartered plc (b)	1,529,057	15,509,759

United States—1.7%
Yum China Holdings, Inc. (b)	633,400	24,974,962

Total Common Stocks (Cost $1,139,432,389)		1,382,295,630

Preferred Stocks—5.4%

South Korea—5.4%
AmorePacific Corp.	36,665	5,954,275
Samsung Electronics Co., Ltd.	45,173	73,427,758

Total Preferred Stocks (Cost $47,479,661)		79,382,033

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $11,852,490 on 07/03/17, collateralized by $12,100,000 U.S. Treasury Note at 1.125% due 06/15/18 with a value of $12,089,981.	11,852,371	11,852,371

Total Short-Term Investments (Cost $11,852,371)		11,852,371

Securities Lending Reinvestments (c)—0.0%

Repurchase Agreements—0.0%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $3,750 on 07/03/17, collateralized by $3,904 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $3,825.	3,750	3,750
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $20,002 on 07/03/17, collateralized by $19,923 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $20,400.	20,000	20,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $5,001 on 07/03/17, collateralized by $5,084 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $5,100.	5,000	5,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $20,002 on 07/03/17, collateralized by $18,034 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $20,413.	20,000	20,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $20,002 on 07/03/17, collateralized by $39,881 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $20,402.	20,000	20,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $20,002 on 07/03/17, collateralized by $30,035 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $20,400.	20,000	20,000

		88,750

Time Deposits—0.0%
Australia New Zealand Bank 1.150%, 07/03/17	4,000	4,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	4,000	4,000
Standard Chartered plc 1.200%, 07/03/17	5,000	5,000

		13,000

Total Securities Lending Reinvestments (Cost $101,750)		101,750

Total Investments—100.2% (Cost $1,198,866,171) (d)		1,473,631,784
Other assets and liabilities (net)—(0.2)%		(2,702,568)

Net Assets—100.0%		$1,470,929,216

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $95,919 and the collateral received consisted of cash in the amount of $101,750. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	As of June 30, 2017, the aggregate cost of investments was $1,198,866,171. The aggregate unrealized appreciation and depreciation of investments were $309,199,714 and $(34,434,101), respectively, resulting in net unrealized appreciation of $274,765,613.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2017 (Unaudited)	% of Net Assets
Banks	18.2
Real Estate Management & Development	6.4
Construction Materials	6.3
Beverages	6.2
Food & Staples Retailing	5.4
Wireless Telecommunication Services	5.0
Technology Hardware, Storage & Peripherals	5.0
Automobiles	4.8
Oil, Gas & Consumable Fuels	4.4
Thrifts & Mortgage Finance	4.2

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$8,147,786	$—	$8,147,786
Brazil	173,123,793	—	—	173,123,793
Chile	32,917,883	—	—	32,917,883
China	25,418,283	88,866,132	—	114,284,415
Hong Kong	—	112,683,084	—	112,683,084
Hungary	—	16,200,082	—	16,200,082
India	—	239,492,635	—	239,492,635
Indonesia	—	78,140,108	—	78,140,108
Luxembourg	17,749,800	—	—	17,749,800
Malaysia	—	18,059,520	—	18,059,520
Mexico	110,136,372	—	—	110,136,372
Philippines	—	53,356,965	—	53,356,965
Poland	—	14,251,834	—	14,251,834
Portugal	—	17,872,800	—	17,872,800
Russia	341,530	59,024,593	—	59,366,123
South Africa	—	43,968,809	—	43,968,809
South Korea	—	37,146,397	—	37,146,397
Taiwan	—	71,272,145	—	71,272,145
Thailand	64,686,117	—	—	64,686,117
Turkey	—	58,954,241	—	58,954,241
United Kingdom	—	15,509,759	—	15,509,759
United States	24,974,962	—	—	24,974,962
Total Common Stocks	449,348,740	932,946,890	—	1,382,295,630
Total Preferred Stocks*	—	79,382,033	—	79,382,033
Total Short-Term Investment*	—	11,852,371	—	11,852,371
Total Securities Lending Reinvestments*	—	101,750	—	101,750
Total Investments	$449,348,740	$1,024,283,044	$—	$1,473,631,784

Collateral for Securities Loaned (Liability)	$—	$(101,750)	$—	$(101,750)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $99,817,504 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,473,631,784
Cash denominated in foreign currencies (c)	3,323,813
Receivable for:
Investments sold	1,689,125
Fund shares sold	38,476
Dividends and interest	4,248,623

Total Assets	1,482,931,821
Liabilities
Collateral for securities loaned	101,750
Payables for:
Investments purchased	3,788,577
Fund shares redeemed	1,007,833
Foreign taxes	4,662,847
Accrued Expenses:
Management fees	1,006,076
Distribution and service fees	118,900
Deferred trustees’ fees	115,782
Other expenses	1,200,840

Total Liabilities	12,002,605

Net Assets	$1,470,929,216

Net Assets Consist of:
Paid in surplus	$1,487,975,146
Undistributed net investment income	3,261,417
Accumulated net realized loss	(290,437,129)
Unrealized appreciation on investments and foreign currency transactions (d)	270,129,782

Net Assets	$1,470,929,216

Net Assets
Class A	$895,692,053
Class B	575,237,163
Capital Shares Outstanding*
Class A	85,771,348
Class B	55,530,159
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.44
Class B	10.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,198,866,171.
(b)	Includes securities loaned at value of $95,919.
(c)	Identified cost of cash denominated in foreign currencies was $3,337,308.
(d)	Includes foreign capital gains tax of $4,650,917.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$20,482,392
Interest	4,460
Securities lending income	31,627

Total investment income	20,518,479
Expenses
Management fees	6,267,072
Administration fees	22,613
Custodian and accounting fees	537,723
Distribution and service fees—Class B	695,795
Audit and tax services	25,244
Legal	18,198
Trustees’ fees and expenses	26,454
Shareholder reporting	50,278
Insurance	4,579
Miscellaneous	69,773

Total expenses	7,717,729
Less management fee waiver	(371,917)

Net expenses	7,345,812

Net Investment Income	13,172,667

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (b)	27,474,061
Foreign currency transactions	(274,888)

Net realized gain	27,199,173

Net change in unrealized appreciation on:
Investments (c)	190,195,701
Foreign currency transactions	12,094

Net change in unrealized appreciation	190,207,795

Net realized and unrealized gain	217,406,968

Net Increase in Net Assets From Operations	$230,579,635

(a)	Net of foreign withholding taxes of $2,617,872
(b)	Net of foreign capital gains tax of $158,440.
(c)	Includes change in foreign capital gains tax of $(1,103,378).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,172,667	$18,993,755
Net realized gain (loss)	27,199,173	(5,232,287)
Net change in unrealized appreciation	190,207,795	148,933,051

Increase in net assets from operations	230,579,635	162,694,519

From Distributions to Shareholders
Net investment income
Class A	(11,675,909)	(10,463,607)
Class B	(6,238,369)	(5,168,856)

Total distributions	(17,914,278)	(15,632,463)

Decrease in net assets from capital share transactions	(59,981,305)	(129,207,167)

Total increase in net assets	152,684,052	17,854,889

Net Assets
Beginning of period	1,318,245,164	1,300,390,275

End of period	$1,470,929,216	$1,318,245,164

Undistributed net investment income
End of period	$3,261,417	$8,003,028

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	688,846	$6,862,033	8,285,775	$66,147,683
Reinvestments	1,121,605	11,675,909	1,208,268	10,463,607
Redemptions	(5,218,755)	(53,396,564)	(17,256,843)	(156,541,734)

Net decrease	(3,408,304)	$(34,858,622)	(7,762,800)	$(79,930,444)

Class B
Sales	1,855,725	$17,965,643	4,502,554	$38,698,310
Reinvestments	604,493	6,238,369	601,729	5,168,856
Redemptions	(4,955,082)	(49,326,695)	(10,453,610)	(93,143,889)

Net decrease	(2,494,864)	$(25,122,683)	(5,349,327)	$(49,276,723)

Decrease derived from capital shares transactions		$(59,981,305)		$(129,207,167)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.99		$8.14		$9.62	$10.39	$11.04	$9.36

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.13	(b)	0.12	0.13	0.13	0.15
Net realized and unrealized gain (loss) on investments	1.49		0.83		(1.41)	(0.79)	(0.64)	1.63

Total from investment operations	1.59		0.96		(1.29)	(0.66)	(0.51)	1.78

Less Distributions
Distributions from net investment income	(0.14)		(0.11)		(0.19)	(0.11)	(0.14)	(0.10)

Total distributions	(0.14)		(0.11)		(0.19)	(0.11)	(0.14)	(0.10)

Net Asset Value, End of Period	$10.44		$8.99		$8.14	$9.62	$10.39	$11.04

Total Return (%) (c)	17.66	(d)	11.83		(13.66)	(6.41)	(4.61)	19.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(e)	1.00		1.02	1.01	1.02	1.07
Net ratio of expenses to average net assets (%) (f)	0.93	(e)	0.94		1.00	0.99	1.01	1.07
Ratio of net investment income to average net assets (%)	1.95	(e)	1.49	(b)	1.29	1.30	1.28	1.50
Portfolio turnover rate (%)	9	(d)	15		116	49	33	29
Net assets, end of period (in millions)	$895.7		$801.5		$789.2	$873.8	$1,075.9	$578.1

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.91		$8.07		$9.53	$10.30	$10.94	$9.27

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.11	(b)	0.09	0.11	0.10	0.13
Net realized and unrealized gain (loss) on investments	1.48		0.82		(1.38)	(0.80)	(0.62)	1.62

Total from investment operations	1.56		0.93		(1.29)	(0.69)	(0.52)	1.75

Less Distributions
Distributions from net investment income	(0.11)		(0.09)		(0.17)	(0.08)	(0.12)	(0.08)

Total distributions	(0.11)		(0.09)		(0.17)	(0.08)	(0.12)	(0.08)

Net Asset Value, End of Period	$10.36		$8.91		$8.07	$9.53	$10.30	$10.94

Total Return (%) (c)	17.55	(d)	11.50		(13.81)	(6.70)	(4.80)	18.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.24	(e)	1.25		1.27	1.26	1.27	1.32
Net ratio of expenses to average net assets (%) (f)	1.18	(e)	1.19		1.25	1.24	1.26	1.32
Ratio of net investment income to average net assets (%)	1.70	(e)	1.23	(b)	1.03	1.05	0.95	1.25
Portfolio turnover rate (%)	9	(d)	15		116	49	33	29
Net assets, end of period (in millions)	$575.2		$516.8		$511.2	$597.1	$644.8	$641.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Aberdeen Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gain tax and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $11,852,371. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $88,750. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$121,725,907	$0	$183,326,601

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$6,267,072	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Aberdeen Asset Managers Limited (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	On the first $500 million
0.050%	$500 million to $1 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$15,632,463	$28,277,823	$—	$—	$15,632,463	$28,277,823

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$17,677,059	$—	$63,048,159	$(78,185,166)	$(232,149,517)	$(229,609,465)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had short-term post-enactment accumulated capital losses of $41,735,017, long-term post-enactment accumulated capital losses of $190,414,500, and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $78,185,166.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-17

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
132,225,722	4,556,757	8,530,847

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	136,443,598	8,869,728
Robert Boulware	136,416,973	8,896,353
Susan C. Gause	136,547,888	8,765,438
Nancy Hawthorne	136,763,047	8,550,279
Barbara A. Nugent	136,824,633	8,488,693
John Rosenthal	136,504,982	8,808,344
Linda B. Strumpf	136,511,156	8,802,170
Dawn M. Vroegop	136,427,237	8,886,089

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A and B shares of the Brighthouse/Artisan International Portfolio returned 19.94% and 19.75%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned 14.10%.

MARKET ENVIRONMENT / CONDITIONS

Non-U.S. equities advanced in the first half of 2017 as markets responded to a pick-up in global growth and solid corporate earnings. During the second quarter, Macron’s election victory in France buoyed sentiment as it raised hopes of reforms, not only in France, but throughout the Eurozone. Strength was fairly broad-based as all sectors participated in the advance, except Energy, as commodity-oriented stocks generally lagged. The Energy sector remained weak as volatility in the oil market reemerged, and increased oil production from U.S. shale hampered efforts by the Organization of the Petroleum Exporting Countries (OPEC) to rebalance the oil market via production cuts.

Growth stocks meaningfully outpaced their value peers, a reversal from 2016. This was evidenced by the outperformance of the Technology sector, which led all sectors, as markets generally favored secular growers over commodity-oriented stocks. From a regional perspective, non-U.S. equities—developed and emerging markets—outperformed U.S. equities in U.S. dollar terms, due partly to U.S. dollar weakness.

Inflationary pressures remained weak in most major economies, allowing central banks to keep monetary policy highly accommodative as they seek to spur faster economic growth. In the Eurozone, the European Central Bank’s (the “ECB”) quantitative easing (“QE”) program is currently making 60 billion euros in monthly asset purchases while maintaining its benchmark interest rate at zero. However, comments by ECB policy makers in June suggested the central bank is preparing markets for tapering of stimulus over the coming year. In Japan, the Bank of Japan left its existing policy of QE and yield curve control in place with the 10-year bond yield capped at 0%. In the U.S., the Federal Reserve (the “Fed”) continued its steady pace of tightening—hiking its target rate in June—the fourth time since December 2015. The Fed also provided more detail on upcoming balance sheet normalization as it seeks to unwind its $4.5 trillion portfolio of bonds. Nonetheless, U.S. financial conditions remained accommodative as corporate borrowing costs remained historically low.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outpaced the MSCI All Country World ex-U.S. Index over the trailing 6-month period. Outperformance was largely driven by stock picking. Stock selection was especially strong in the Financials, Health Care and Technology sectors. The Portfolio’s minimal exposure to a weak Energy sector was also helpful. The Portfolio benefited from the growth-over-value performance pattern, in contrast to 2016’s value-led market, which acted as a relative-performance headwind.

The Portfolio’s top contributors included Alibaba (China), Wirecard (Germany) and Ryanair (Ireland). Alibaba is China’s largest e-commerce company operating the country’s most popular online marketplaces. The company is achieving strong growth in its core commerce segment and has made progress building its cloud business. We remain attracted to the secular growth prospects in online and mobile commerce—particularly given China’s still-low penetration rate versus major developed markets. In mobile, we see significant room for monetization from currently low ad-penetration rates. Further, we believe the company can leverage its massive stockpile of consumer data for more personalized marketing and, ultimately, increased user engagement.

Wirecard is successfully integrating accretive acquisitions in higher-growth Asian markets, and more recently in the U.S. Wirecard recently completed the purchase of U.S.-based pre-paid card business Citi Prepaid Services, providing the company with the opportunity to cross-sell and deepen its relationships with a large base of Fortune 200 clients. In our view, we believe Wirecard as one of the best-positioned companies to participate in the secular growth of e-commerce globally.

With its low fares and low cost base, Ryanair has taken market share and has grown substantially faster than overall European air traffic while generating strong free cash flow. Cost control has been an additional bright spot with non-fuel unit costs down year over year, whereas for most other European airlines, they are either flat or up. Additionally, the company’s load factors (a measure of capacity utilization) were above 90%, which was best among the European airlines. With strong cash generation and a 4.4 billion euros gross cash position on its balance sheet, the company is returning cash to shareholders. After completing €1.0 billion in share buybacks in fiscal year 2017, the company announced a €600 million stock buyback. On valuation ground, at period end we believed the stock remained attractive, trading at a cheaper price relative to its historical relationship with European stocks.

Although most of the Portfolio’s holdings were positive returners during the period, there were a few detractors including MMC Norilsk Nickel (Russia), Tenaris (Italy) and Deutsche Telekom (Germany). MMC Norilsk Nickel, a metals and mining company, was down on lower metals prices. Tenaris, a provider of steel pipe products mainly for the oil and gas industry, was weak alongside much of the Energy sector. Deutsche Telekom, a leading integrated telecom operator with wireline, broadband, mobile and IT services, was a new purchase in May and experienced a low-single digit percentage decline over the course of a month and a half.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

In comparison to the second half of 2016, when the Portfolio had above-average portfolio activity as our fundamental research identified new areas of growth at more compelling valuations, turnover in the first half of 2017 was more in-line with historical averages. Among new purchases were Samsung Electronics (Korea), a multinational electronics conglomerate, previously mentioned Deutsche Telekom, and Eiffage (France), a construction and public works company. The biggest sales included a few financial holdings, including AXA (France), UBS Group (Switzerland) and Swedbank (Sweden).

At period end, Portfolio positioning remained focused on our themes and geared toward what we consider to be dominant, high-quality companies that are exposed to positive secular trends. As always, we will maintain our focus on sustainable growth, placing a high amount of conviction behind companies we believe offer sustainable competitive advantages, strong management teams and reasonable valuations. As of June 30, 2017 the Portfolio’s largest sector overweight relative to the benchmark was Consumer Staples and the largest relative underweight was Energy. As a result of our bottom-up stock decisions, the Portfolio’s biggest changes in sector weightings were an increase in Technology and a decrease in Financials.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI AC WORLD (EX-U.S.) INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	Since Inception[2]
Brighthouse/Artisan International Portfolio
Class A	19.94	14.26	1.74
Class B	19.75	13.94	1.36
MSCI AC World (ex-U.S.) Index	14.10	20.45	2.19

1 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Deutsche Boerse AG	4.4
Linde AG	4.3
Alibaba Group Holding, Ltd. (ADR)	3.8
Nestle S.A.	3.6
Allianz SE	3.6
Canadian Pacific Railway, Ltd.	3.5
ING Groep NV	3.4
Medtronic plc	3.4
Ryanair Holdings plc (HSBC Bank plc), 10/29/18	3.3
Aon plc	3.1

Top Countries

% of Net Assets
Germany	22.6
United Kingdom	13.5
United States	12.6
Japan	8.9
Switzerland	5.9
Netherlands	5.7
China	5.3
Italy	4.5
France	4.1
Canada	3.5

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A	Actual	0.80%	$1,000.00	$1,199.40	$4.36
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class B	Actual	1.05%	$1,000.00	$1,197.50	$5.72
	Hypothetical*	1.05%	$1,000.00	$1,019.59	$5.26

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—91.1% of Net Assets

Security Description	Shares	Value

Australia—0.1%
Westpac Banking Corp.	47,848	$1,116,752

Belgium—0.3%
Telenet Group Holding NV (a)	47,659	3,002,755

Brazil—0.7%
Ambev S.A. (ADR)	1,422,191	7,807,828

Canada—3.5%
Canadian Pacific Railway, Ltd.	242,867	39,055,442

Chile—0.1%
Sociedad Quimica y Minera de Chile S.A. (ADR)	48,341	1,596,220

China—5.3%
Alibaba Group Holding, Ltd. (ADR) (a)	294,730	41,527,457
NetEase, Inc. (ADR)	36,911	11,096,554
Tencent Holdings, Ltd.	162,400	5,795,275

		58,419,286

Denmark—0.3%
Genmab A/S (a)	12,772	2,734,321
ISS A/S (144A)	14,675	577,727

		3,312,048

France—4.1%
BNP Paribas S.A.	16,132	1,173,311
Eiffage S.A (144A).	128,841	11,717,999
Schneider Electric SE (a)	153,371	11,805,263
Vallourec S.A. (a) (b)	673,360	4,124,563
Zodiac Aerospace	594,447	16,164,701

		44,985,837

Germany—21.1%
Allianz SE	199,544	39,323,907
Beiersdorf AG	197,702	20,821,961
Deutsche Boerse AG	465,039	49,178,467
Deutsche Post AG	470,791	17,665,943
Deutsche Telekom AG	790,844	14,212,814
Linde AG	248,375	47,177,882
SAP SE	111,799	11,685,136
Vonovia SE	212,990	8,463,095
Wirecard AG (b)	392,334	24,987,913

		233,517,118

Hong Kong—2.7%
AIA Group, Ltd.	4,058,772	29,666,133

Indonesia—0.7%
Bank Rakyat Indonesia Persero Tbk PT	6,263,700	7,152,772

Italy—4.5%
Assicurazioni Generali S.p.A.	1,035,042	17,102,723
Intesa Sanpaolo S.p.A.	6,633,311	21,161,073

Italy—(Continued)
UniCredit S.p.A. (a)	606,515	11,437,180

		49,700,976

Japan—8.9%
Bridgestone Corp.	189,400	8,178,705
Calbee, Inc.	310,800	12,226,017
Isuzu Motors, Ltd.	204,557	2,530,016
Japan Tobacco, Inc.	946,592	33,270,587
Nippon Telegraph & Telephone Corp.	220,700	10,439,965
Nomura Holdings, Inc.	1,135,900	6,836,127
NTT DoCoMo, Inc.	1,051,592	24,822,983

		98,304,400

Luxembourg—0.1%
RTL Group S.A. (a)	16,644	1,258,795

Mexico—0.6%
Wal-Mart de Mexico S.A.B. de C.V.	2,866,200	6,645,620

Netherlands—5.7%
Akzo Nobel NV	140,364	12,185,128
ASML Holding NV	100,805	13,124,919
ING Groep NV	2,186,157	38,021,497

		63,331,544

Russia—0.5%
MMC Norilsk Nickel PJSC (ADR)	407,955	5,641,185

South Korea—2.7%
LG Household & Health Care, Ltd.	5,153	4,471,681
Samsung Electronics Co., Ltd.	12,409	25,745,975

		30,217,656

Spain—1.7%
Grifols S.A.	288,125	8,035,174
Grifols S.A. (ADR)	506,904	10,710,881

		18,746,055

Switzerland—5.9%
Idorsia, Ltd. (a)	31,610	596,664
Nestle S.A.	462,097	40,253,269
Swatch Group AG (The) - Bearer Shares	27,195	10,053,955
Wolseley plc	241,099	14,826,902

		65,730,790

Taiwan—1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,086,000	21,058,680

United Kingdom—10.2%
BAE Systems plc	987,860	8,162,644
Coca-Cola European Partners plc	720,284	29,293,950
ConvaTec Group plc (144A) (a)	3,764,420	15,654,729
Experian plc	546,642	11,225,730

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United Kingdom—(Continued)
Liberty Global plc - Class A (a)	425,634	$13,671,364
Liberty Global plc - Class C (a)	693,179	21,613,321
London Stock Exchange Group plc	56,741	2,696,773
Merlin Entertainments plc	499,864	3,130,502
St. James’s Place plc	131,430	2,024,172
Unilever NV	103,921	5,743,194

		113,216,379

United States—9.5%
Allegion plc	84,061	6,819,028
Amazon.com, Inc. (a)	15,940	15,429,920
Aon plc	257,388	34,219,735
Medtronic plc	418,487	37,140,721
WABCO Holdings, Inc. (a)	85,013	10,840,008

		104,449,412

Total Common Stocks (Cost $886,293,265)		1,007,933,683

Equity Linked Security—3.3%

United Kingdom—3.3%
Ryanair Holdings plc (HSBC Bank plc), 10/29/18 (c) (Cost $23,424,655)	1,776,245	36,436,128

Preferred Stock—1.5%

Germany—1.5%
Henkel AG & Co. KGaA (Cost $13,599,999)	118,747	16,343,313

Short-Term Investment—3.1%

Repurchase Agreement—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $34,266,198 on 07/03/17, collateralized by $34,880,000 U.S. Government Agency Obligations with rates ranging from 0.000% - 0.875%, maturity dates ranging from 07/14/17 - 08/15/17, with a value of $34,952,058.	34,265,856	34,265,856

Total Short-Term Investments (Cost $34,265,856)		34,265,856

Securities Lending Reinvestments (d)—2.4%
Security Description	Principal Amount*	Value

Repurchase Agreements—2.2%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $544,175 on 07/03/17, collateralized by $566,426 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $555,009.	544,126	544,126
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $4,300,394 on 07/03/17, collateralized by $4,283,474 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $4,386,000.	4,300,000	4,300,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $3,800,380 on 07/03/17, collateralized by $3,863,587 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $3,876,012.	3,800,000	3,800,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $1,501,163 on 07/03/17, collateralized by $326 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $1,667,735.	1,500,000	1,500,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $3,500,365 on 07/03/17, collateralized by $3,155,889 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $3,572,331.	3,500,000	3,500,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $5,500,614 on 07/03/17, collateralized by $10,967,340 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $5,610,653.	5,500,000	5,500,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $5,000,492 on 07/03/17, collateralized by $7,508,816 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $5,100,000.	5,000,000	$5,000,000

		24,144,126

Time Deposits—0.2%
Australia New Zealand Bank 1.150%, 07/03/17	300,000	300,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	700,000	700,000
Standard Chartered plc 1.200%, 07/03/17	1,250,000	1,250,000

		2,250,000

Total Securities Lending Reinvestments (Cost $26,394,126)		26,394,126

Total Investments—101.4% (Cost $983,977,901) (e)		1,121,373,106
Other assets and liabilities (net)—(1.4)%		(15,818,624)

Net Assets—100.0%		$1,105,554,482

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $25,155,419 and the collateral received consisted of cash in the amount of $26,394,126. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(e)	As of June 30, 2017, the aggregate cost of investments was $983,977,901. The aggregate unrealized appreciation and depreciation of investments were $150,372,368 and $(12,977,163), respectively, resulting in net unrealized appreciation of $137,395,205.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $27,950,455, which is 2.5% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2017 (Unaudited)	% of Net Assets
Insurance	11.1
Banks	10.5
Chemicals	5.5
Capital Markets	5.3
Internet Software & Services	5.3
Health Care Equipment & Supplies	4.8
Food Products	4.7
Media	3.6
Road & Rail	3.5
Beverages	3.4

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$1,116,752	$—	$1,116,752
Belgium	—	3,002,755	—	3,002,755
Brazil	7,807,828	—	—	7,807,828
Canada	39,055,442	—	—	39,055,442
Chile	1,596,220	—	—	1,596,220
China	52,624,011	5,795,275	—	58,419,286
Denmark	—	3,312,048	—	3,312,048
France	—	44,985,837	—	44,985,837
Germany	—	233,517,118	—	233,517,118
Hong Kong	—	29,666,133	—	29,666,133
Indonesia	—	7,152,772	—	7,152,772
Italy	—	49,700,976	—	49,700,976
Japan	—	98,304,400	—	98,304,400
Luxembourg	—	1,258,795	—	1,258,795
Mexico	6,645,620	—	—	6,645,620
Netherlands	—	63,331,544	—	63,331,544
Russia	—	5,641,185	—	5,641,185
South Korea	—	30,217,656	—	30,217,656
Spain	10,710,881	8,035,174	—	18,746,055
Switzerland	596,664	65,134,126	—	65,730,790
Taiwan	—	21,058,680	—	21,058,680
United Kingdom	64,578,635	48,637,744	—	113,216,379
United States	104,449,412	—	—	104,449,412
Total Common Stocks	288,064,713	719,868,970	—	1,007,933,683
Total Equity Linked Security*	—	36,436,128	—	36,436,128
Total Preferred Stock*	—	16,343,313	—	16,343,313
Total Short-Term Investment*	—	34,265,856	—	34,265,856
Total Securities Lending Reinvestments*	—	26,394,126	—	26,394,126
Total Investments	$288,064,713	$833,308,393	$—	$1,121,373,106

Collateral for Securities Loaned (Liability)	$—	$(26,394,126)	$—	$(26,394,126)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $8,839,686 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,121,373,106
Cash denominated in foreign currencies (c)	1,528,388
Receivable for:
Investments sold	7,171,618
Fund shares sold	8,087
Dividends and interest	5,059,019

Total Assets	1,135,140,218
Liabilities
Collateral for securities loaned	26,394,126
Payables for:
Investments purchased	1,095,716
Fund shares redeemed	1,056,355
Accrued Expenses:
Management fees	690,172
Distribution and service fees	62
Deferred trustees’ fees	63,287
Other expenses	286,018

Total Liabilities	29,585,736

Net Assets	$1,105,554,482

Net Assets Consist of:
Paid in surplus	$1,071,596,653
Undistributed net investment income	13,615,698
Accumulated net realized loss	(117,061,796)
Unrealized appreciation on investments and foreign currency transactions	137,403,927

Net Assets	$1,105,554,482

Net Assets
Class A	$1,105,254,297
Class B	300,185
Capital Shares Outstanding*
Class A	107,853,238
Class B	29,335
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.25
Class B	10.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $983,977,901.
(b)	Includes securities loaned at value of $25,155,419.
(c)	Identified cost of cash denominated in foreign currencies was $1,529,633.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$17,799,339
Interest	8,270
Securities lending income	479,147

Total investment income	18,286,756
Expenses
Management fees	3,960,003
Administration fees	16,806
Custodian and accounting fees	113,948
Distribution and service fees—Class B	340
Audit and tax services	26,359
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	13,611
Insurance	3,444
Miscellaneous	26,100

Total expenses	4,205,313
Less broker commission recapture	(650)

Net expenses	4,204,663

Net Investment Income	14,082,093

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	6,336,480
Foreign currency transactions	(24,380)

Net realized gain	6,312,100

Net change in unrealized appreciation on:
Investments	171,789,372
Foreign currency transactions	186,479

Net change in unrealized appreciation	171,975,851

Net realized and unrealized gain	178,287,951

Net Increase in Net Assets From Operations	$192,370,044

(a)	Net of foreign withholding taxes of $2,244,010.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,082,093	$14,870,894
Net realized gain (loss)	6,312,100	(67,146,285)
Net change in unrealized appreciation (depreciation)	171,975,851	(41,413,395)

Increase (decrease) in net assets from operations	192,370,044	(93,688,786)

From Distributions to Shareholders
Net investment income
Class A	(14,575,517)	(9,444,914)
Class B	(3,371)	(2,296)

Total distributions	(14,578,888)	(9,447,210)

Increase (decrease) in net assets from capital share transactions	(39,250,448)	83,258,267

Total increase (decrease) in net assets	138,540,708	(19,877,729)

Net Assets
Beginning of period	967,013,774	986,891,503

End of period	$1,105,554,482	$967,013,774

Undistributed net investment income
End of period	$13,615,698	$14,112,493

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,201,472	$11,033,394	8,666,274	$79,842,455
Reinvestments	1,437,427	14,575,517	1,049,435	9,444,914
Redemptions	(6,432,172)	(64,877,109)	(662,593)	(6,159,519)

Net increase (decrease)	(3,793,273)	$(39,268,198)	9,053,116	$83,127,850

Class B
Sales	2,768	$25,463	17,297	$156,994
Reinvestments	333	3,371	255	2,296
Redemptions	(1,124)	(11,084)	(3,107)	(28,873)

Net increase	1,977	$17,750	14,445	$130,417

Increase (decrease) derived from capital shares transactions		$(39,250,448)		$83,258,267

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014(a)
Net Asset Value, Beginning of Period	$8.66		$9.62	$10.04	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.13		0.14	0.09	0.06
Net realized and unrealized gain (loss) on investments	1.60		(1.01)	(0.43)	(0.02)

Total from investment operations	1.73		(0.87)	(0.34)	0.04

Less Distributions
Distributions from net investment income	(0.14)		(0.09)	(0.08)	0.00

Total distributions	(0.14)		(0.09)	(0.08)	0.00

Net Asset Value, End of Period	$10.25		$8.66	$9.62	$10.04

Total Return (%) (c)	19.94	(d)	(9.11)	(3.49)	0.40	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	(e)	0.80	0.81	0.83	(e)
Ratio of net investment income to average net assets (%)	2.67	(e)	1.52	0.86	0.86	(e)
Portfolio turnover rate (%)	23	(d)	80	49	33	(d)
Net assets, end of period (in millions)	$1,105.3		$966.8	$986.8	$974.8

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014(f)
Net Asset Value, Beginning of Period	$8.64		$9.61	$10.03	$10.15

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.12		0.12	0.05	(0.00	)(g)
Net realized and unrealized gain (loss) on investments	1.59		(1.01)	(0.39)	(0.12)

Total from investment operations	1.71		(0.89)	(0.34)	(0.12)

Less Distributions
Distributions from net investment income	(0.12)		(0.08)	(0.08)	0.00

Total distributions	(0.12)		(0.08)	(0.08)	0.00

Net Asset Value, End of Period	$10.23		$8.64	$9.61	$10.03

Total Return (%) (c)	19.75	(d)	(9.27)	(3.49)	(1.18	)(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.05	(e)	1.05	1.06	1.29	(e)
Ratio of net investment income (loss) to average net assets (%)	2.51	(e)	1.36	0.50	(0.04	)(e)
Portfolio turnover rate (%)	23	(d)	80	49	33	(d)
Net assets, end of period (in millions)	$0.3		$0.2	$0.1	$0.0	(h)

(a)	Commencement of operations of the Portfolio and Class A was April 29, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Commencement of operations of Class B was November 12, 2014.
(g)	Net investment loss was less than $0.01.
(h)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $34,265,856. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $24,144,126. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$233,929,975	$0	$292,084,871

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2017 were $3,960,003.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$9,447,210	$7,750,549	$—	$—	$9,447,210	$7,750,549

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$14,417,824	$—	$(35,574,428)	$(122,627,753)	$(143,784,357)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

At December 31, 2016, the Portfolio had short-term accumulated capital losses of $67,531,488 and long-term accumulated capital losses of $55,096,265.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-17

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
110,980,725	0	0

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	110,980,725	0
Robert Boulware	110,980,725	0
Susan C. Gause	110,980,725	0
Nancy Hawthorne	110,980,725	0
Barbara A. Nugent	110,980,725	0
John Rosenthal	110,980,725	0
Linda B. Strumpf	110,980,725	0
Dawn M. Vroegop	110,980,725	0

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A and B shares of the Brighthouse/Eaton Vance Floating Rate Portfolio returned 1.88% and 1.66%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned 1.91%.

MARKET ENVIRONMENT / CONDITIONS

During the first half of 2017, the loan market, as measured by the S&P/LSTA Leveraged Loan Index (the “Index”) returned 1.91%. The composition of the performance for the period was driven by a positive 2.33% in coupon income and negatively impacted by a price decline of -0.42%. As the market headed into calendar year 2017, loans had generated positive returns in ten straight calendar months that began in March 2016. This trend continued for the first five calendar months of 2017 before a softening in technical factors resulted in a modest negative monthly return of -0.04% in June 2017. Despite June’s marginal loss, loans posted a positive stream of gains from January to May of 0.56%, 0.50%, 0.08%, 0.44%, and 0.37%, sequentially.

The environment for loan market technicals, largely in place for much of calendar year 2016, continued during the first five months of 2017 before an easing of conditions began in June 2017. On the demand side, collateralized loan obligation (“CLO”) issuance remained strong over the first half of calendar year 2017, however retail demand, which had remained generally robust over the first five months of 2017 given the backdrop of recent Federal Reserve interest rate increases, slowed to $153 million for the four weeks ended June 28. The drop in demand compares to $5.7 billion in retail inflows during December 2016. On the supply side, the reduced supply environment which persisted for much of calendar year 2016 continued into 2017 before reversing somewhat in June. Refinancing activity remained strong during the period but decelerated from the torrid pace that was present during the first several months of 2017. The net effect of these technical conditions was a modest decline in the weighted average loan price, which finished the period at $98.02.

With respect to fundamentals, the loan market’s stable environment continued throughout the period. The par-weighted default rate by principle amount ended the period at 1.54% on a trailing twelve-month basis, which remains low from a historical perspective and is slightly below the end of 2016 year’s rate of 1.58%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the first half of the year, the Portfolio slightly underperformed the Index on a net basis. During the period, lower-rated loans generally outpaced higher-rated loans. Looking at Index performance across quality segments, lower quality CCC-rated loans and D-rated (defaulted) loans returned 5.76% and 2.76%, respectively and outperformed BB- and B-rated loans, which returned 1.33% and 2.09%, respectively. The Portfolio’s overweight to higher-quality BB-rated loans and an underweight to better-performing CCC and D-rated loans, detracted from relative performance. Favorable security selection across credit tiers helped relative performance.

With respect to industry-level performance, the retailers (ex-food & drug) industry was the worst-performing area of the market during the six-month period. The Portfolio’s underweight to the industry benefited relative performance. An underweight to the electronics/electrical and lodging & casinos industries represented a drag on relative performance as these industries modestly outpaced the broader loan market.

The cornerstones of the strategy’s investment philosophy remained intense, internal credit research and broad diversification. The Portfolio held 412 issuer positions across 35 industries as of June 30, 2017. Important to note, we believe the optimal risk/return profile can be achieved predominately through interest income realized through investments of higher quality loans, rather than primarily seeking the capital gains associated with distressed loans. As of the end of the reporting period, the Portfolio maintained an overweight position in BB loans (39.2% vs. 34.7% in the Index) and an underweight exposure to the distressed CCC loan category (3.3% vs. 5.5% in the Index).

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 51 days on average as of June 30, 2017, which resulted in a portfolio duration of roughly 0.14 years.

Scott H. Page

Craig P. Russ

Andrew N. Sveen

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
Brighthouse/Eaton Vance Floating Rate Portfolio
Class A	1.88	6.84	3.86	4.01
Class B	1.66	6.52	3.60	3.75
S&P/LSTA Leveraged Loan Index	1.91	7.42	4.58	4.57

1 The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Leveraged Loan Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2 Inception date of the Class A and Class B shares is 4/30/2010. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Ten Largest Industries as of June 30, 2017 (Unaudited)

% of Net Assets
Software	6.1
Media	5.9
Telecommunications	5.8
Healthcare-Services	5.8
Retail	5.0
Commercial Services	4.9
Pharmaceuticals	4.7
Chemicals	4.3
Insurance	3.5
Diversified Financial Services	3.3

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A	Actual	0.67%	$1,000.00	$1,018.80	$3.35
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class B	Actual	0.92%	$1,000.00	$1,016.60	$4.60
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Floating Rate Loans (a)—94.3% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.5%
inVentiv Health, Inc. Term Loan B, 4.952%, 11/09/23	2,238,750	$2,249,145
J.D. Power & Associates 1st Lien Term Loan, 5.546%, 09/07/23	694,750	699,092
Vestcom Parent Holdings, Inc. 1st Lien Term Loan, 5.464%, 12/19/23	995,000	999,975

		3,948,212

Aerospace/Defense—2.3%
Accudyne Industries LLC Term Loan, 4.226%, 12/13/19	5,335,643	5,302,296
Flying Fortress, Inc. Term Loan, 3.546%, 04/30/20	2,729,167	2,745,086
TransDigm, Inc. Extended Term Loan F, 4.226%, 06/09/23	3,307,672	3,308,188
Term Loan C, 4.284%, 02/28/20	4,767,440	4,775,187
Term Loan D, 4.292%, 06/04/21	1,746,000	1,748,183
Wesco Aircraft Hardware Corp. Term Loan A, 4.230%, 10/04/21	1,491,875	1,494,207

		19,373,147

Auto Components—1.1%
American Axle & Manufacturing, Inc. Term Loan B, 3.470%, 04/06/24	2,945,250	2,933,837
CS Intermediate Holdco 2 LLC Term Loan B, 3.546%, 10/26/23	1,303,648	1,305,889
Dayco Products LLC Term Loan B, 6.178%, 05/19/23	1,000,000	998,750
Federal-Mogul Holdings Corp. Term Loan C, 4.927%, 04/15/21	3,292,329	3,305,706
Visteon Corp. Delayed Draw Term Loan B, 3.546%, 03/24/24	685,417	689,058

		9,233,240

Auto Manufacturers—0.3%
FCA U.S. LLC Term Loan B, 3.160%, 12/31/18	2,460,873	2,475,486

Auto Parts & Equipment—0.7%
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 3.120%, 04/30/19	2,433,333	2,455,131
Horizon Global Corp. Term Loan B, 5.726%, 06/30/21	381,496	384,358
TI Group Automotive Systems LLC Term Loan, 3.976%, 06/30/22	1,670,250	1,672,338
Tower Automotive Holdings USA LLC Term Loan B, 3.875%, 03/07/24	1,236,620	1,238,939

		5,750,766

Banks—0.1%
Freedom Mortgage Corp. 1st Lien Term Loan, 6.862%, 02/23/22	1,072,031	1,084,092

Beverages—0.3%
Flavors Holdings, Inc. 1st Lien Term Loan, 7.046%, 04/03/20	690,000	655,500
Jacobs Douwe Egberts International B.V. Term Loan B5, 3.438%, 07/02/22	1,857,207	1,870,557

		2,526,057

Building Materials—1.1%
CPG International, Inc. Term Loan, 5.046%, 05/03/24	1,941,101	1,943,123
GCP Applied Technologies, Inc. Term Loan B, 4.476%, 02/03/22	543,125	546,520
Henry Co. LLC Term Loan B, 5.726%, 10/05/23	298,500	303,537
Quikrete Holdings, Inc. 1st Lien Term Loan, 3.976%, 11/15/23	3,759,304	3,756,696
Summit Materials Cos. I LLC Term Loan B, 3.976%, 07/17/22	1,599,906	1,615,154
Tank Holding Corp. Term Loan, 5.545%, 03/16/22	656,067	656,887

		8,821,917

Capital Markets—1.4%
Armor Holding II LLC 1st Lien Term Loan, 5.800%, 06/26/20	2,099,019	2,108,639
Corporate Capital Trust, Inc. Term Loan B, 4.563%, 05/20/19	1,137,367	1,149,423
Donnelley Financial Solutions, Inc. Term Loan B, 5.076%, 09/30/23	348,000	351,839
Guggenheim Partners LLC Term Loan, 3.966%, 07/21/23	3,968,991	4,000,620
NXT Capital, Inc. Term Loan, 5.730%, 11/22/22	2,438,685	2,478,314
Salient Partners L.P. Term Loan, 9.658%, 05/19/21	719,000	697,430
Sheridan Investment Partners II L.P. Term Loan A, 4.710%, 12/16/20	98,623	83,336
Term Loan B, 4.710%, 12/16/20	708,971	599,081
Term Loan M, 4.710%, 12/16/20	36,781	31,080
Virtus Investment Partners, Inc. Term Loan, 4.952%, 06/01/24	475,000	482,125

		11,981,887

Chemicals—4.3%
Alpha 3 B.V. Term Loan B1, 4.296%, 01/31/24	525,000	527,231
Aruba Investments, Inc. Term Loan B, 4.796%, 02/02/22	295,463	296,632
Ashland, Inc. Term Loan B, 3.208%, 05/24/24	525,000	527,953
Axalta Coating Systems U.S. Holdings, Inc. Term Loan, 3.296%, 06/01/24	3,400,000	3,415,089
Emerald Performance Materials LLC 1st Lien Term Loan, 4.726%, 08/01/21	480,448	484,532
Ferro Corp. Term Loan B, 3.726%, 02/14/24	399,000	401,494

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Flint Group GmbH Term Loan C, 4.153%, 09/07/21	137,959	$137,183
Flint Group U.S. LLC 1st Lien Term Loan B2, 4.153%, 09/07/21	834,541	829,846
Gemini HDPE LLC Term Loan B, 4.172%, 08/07/21	1,908,775	1,920,705
Huntsman International LLC Term Loan B1, 3.871%, 10/01/21	794,000	799,086
Term Loan B2, 4.121%, 04/01/23	1,786,500	1,795,979
Ineos U.S. Finance LLC Term Loan, 3.976%, 03/31/22	684,305	687,192
Term Loan, 3.976%, 04/01/24	621,875	625,373
Kraton Polymers LLC Term Loan B, 5.226%, 01/06/22	2,166,471	2,190,608
Kronos Worldwide, Inc. Term Loan, 4.300%, 02/18/20	314,438	315,879
MacDermid, Inc. Term Loan B5, 4.726%, 06/07/20	304,161	306,415
Term Loan B6, 4.226%, 06/07/23	3,008,439	3,020,033
Minerals Technologies, Inc. Term Loan B, 3.522%, 02/14/24	1,005,288	1,015,341
Orion Engineered Carbons GmbH Term Loan, 3.796%, 07/25/21	466,047	467,795
OXEA Finance LLC Term Loan B2, 4.400%, 01/15/20	1,109,131	1,095,961
PolyOne Corp. Term Loan B, 3.377%, 11/12/22	962,853	971,478
PQ Corp. Term Loan, 5.476%, 11/04/22	2,153,291	2,177,147
Sonneborn LLC Term Loan, 4.976%, 12/10/20	351,764	354,842
Sonneborn Refined Products B.V. Term Loan, 4.976%, 12/10/20	62,076	62,619
Tata Chemicals North America, Inc. Term Loan B, 4.063%, 08/07/20	840,404	839,879
Trinseo Materials Operating SCA Term Loan B, 4.476%, 11/05/21	1,298,500	1,312,432
Tronox Pigments (Netherlands) B.V. Term Loan, 4.796%, 03/19/20	4,389,497	4,424,951
Unifrax Corp. Term Loan B, 5.046%, 04/04/24	525,000	530,906
Univar, Inc. Term Loan B, 3.976%, 07/01/22	3,217,892	3,224,261
Venator Materials Corp. Term Loan B, 06/20/24 (b)	350,000	351,860
Versum Materials, Inc. Term Loan, 3.796%, 09/29/23	595,500	601,827

		35,712,529

Coal—0.2%
Murray Energy Corp. Term Loan B2, 8.546%, 04/16/20	1,907,852	1,868,503

Commercial Services—4.8%
Acosta Holdco, Inc. Term Loan, 4.476%, 09/26/21	2,707,122	2,451,396

Commercial Services—(Continued)
Albany Molecular Research, Inc. Term Loan B, 5.906%, 07/16/21	1,380,697	1,389,039
Brickman Group, Ltd. LLC 1st Lien Term Loan, 4.217%, 12/18/20	853,195	855,927
Bright Horizons Family Solutions, Inc. Term Loan B, 3.476%, 11/07/23	1,967,438	1,981,373
Cast & Crew Payroll LLC 1st Lien Term Loan, 4.800%, 08/12/22	373,125	374,524
Element Materials Technology Group U.S. Holdings, Inc. Term Loan B, 06/01/24 (b)	350,000	353,214
Garda World Security Corp. Term Loan, 5.226%, 05/24/24	1,862,808	1,874,450
Hertz Corp. (The) Term Loan B, 3.976%, 06/30/23	1,014,750	1,013,402
IAP Worldwide Services, Inc. 2nd Lien Term Loan, 8.000%, 07/18/19 (c) (d)	332,893	266,381
Revolver, 1.375%, 07/18/18 (c) (d) (e)	248,024	245,445
IPC Corp. Term Loan B, 5.680%, 08/06/21	1,661,750	1,578,663
Jaguar Holding Co. II Term Loan, 4.013%, 08/18/22	6,664,421	6,673,272
KAR Auction Services, Inc. Term Loan B4, 3.563%, 03/11/21	3,007,774	3,030,332
Live Nation Entertainment, Inc. Term Loan B3, 3.500%, 10/31/23	2,622,131	2,631,964
LSC Communications, Inc. Term Loan B, 7.226%, 09/30/22	979,167	988,958
Merrill Communications LLC Term Loan, 6.422%, 06/01/22	613,608	615,525
Monitronics International, Inc. Term Loan B2, 6.796%, 09/30/22	3,093,564	3,126,820
Prime Security Services Borrower LLC 1st Lien Term Loan, 3.974%, 05/02/22	2,613,201	2,619,966
Rent-A-Center, Inc. Term Loan B, 4.230%, 03/19/21	121,458	119,561
ServiceMaster Co. Term Loan B, 3.726%, 11/08/23	2,860,625	2,880,280
SGS Cayman L.P. Term Loan B, 6.671%, 04/23/21	197,405	189,509
Weight Watchers International, Inc. Term Loan B2, 4.377%, 04/02/20	4,893,285	4,730,559

		39,990,560

Computers—1.1%
Avast Software B.V. Term Loan B, 4.546%, 09/30/23	1,901,555	1,921,363
Harland Clarke Holdings Corp. Term Loan B6, 6.796%, 02/09/22	397,484	398,577
MTS Systems Corp. Term Loan B, 5.330%, 07/05/23	1,290,250	1,295,476
SkillSoft Corp. 1st Lien Term Loan, 5.976%, 04/28/21	3,884,133	3,677,788
Tempo Acquisition LLC Term Loan, 4.060%, 05/01/24	825,000	827,664

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
TNS, Inc. 1st Lien Term Loan, 5.230%, 02/14/20	767,370	$773,365

		8,894,233

Construction Materials—0.2%
Fairmount Santrol, Inc. Term Loan B2, 4.796%, 09/05/19	1,832,328	1,745,292

Cosmetics/Personal Care—0.3%
Coty, Inc. Term Loan B, 3.576%, 10/27/22	814,718	819,810
Galleria Co. Term Loan B, 4.125%, 09/29/23	1,675,000	1,687,824

		2,507,634

Distributors—0.3%
American Builders & Contractors Supply Co., Inc. Term Loan B, 3.726%, 10/31/23	2,493,750	2,502,236
PFS Holding Corp. 1st Lien Term Loan, 4.730%, 01/31/21	241,875	229,479

		2,731,715

Diversified Consumer Services—0.2%
Coinamatic Canada, Inc. 1st Lien Term Loan, 4.476%, 05/14/22	43,815	43,924
KUEHG Corp. 1st Lien Term Loan, 5.046%, 08/13/22	1,478,517	1,488,221
WASH Multifamily Laundry Systems LLC 1st Lien Term Loan, 4.476%, 05/14/22	250,185	250,810

		1,782,955

Diversified Financial Services—3.3%
AlixPartners LLP Term Loan B, 4.296%, 04/04/24	1,820,438	1,831,133
Altisource Solutions S.a.r.l. Term Loan B, 4.726%, 12/09/20	425,322	370,030
Aptean, Inc. 1st Lien Term Loan, 12/20/22 (b)	350,000	352,187
1st Lien Term Loan, 6.000%, 12/20/22	922,688	928,454
Aretec Group, Inc. 2nd Lien Term Loan, 2.000%, 05/23/21	3,046,827	3,016,359
Term Loan, 8.000%, 11/23/20	1,069,257	1,086,633
Citco Funding LLC Term Loan, 4.226%, 03/31/22	3,063,527	3,100,865
Clipper Acquisitions Corp. Term Loan B, 3.468%, 02/06/20	1,459,303	1,465,688
Focus Financial Partners LLC 1st Lien Term Loan, 05/22/24 (b)	1,050,000	1,059,844
Harbourvest Partners LLC Term Loan, 3.655%, 02/04/21	651,659	651,659
Lightstone Generation LLC Term Loan B, 5.724%, 01/30/24	1,429,411	1,399,235
Term Loan C, 5.726%, 01/30/24	88,406	86,539
LPL Holdings, Inc. Term Loan B, 3.825%, 03/11/24	1,321,688	1,330,154

Diversified Financial Services—(Continued)
MIP Delaware LLC Term Loan B1, 4.296%, 03/09/20	177,304	177,969
NFP Corp. Term Loan B, 4.796%, 01/08/24	2,044,241	2,056,251
Nord Anglia Education Finance LLC Term Loan, 4.702%, 03/31/21	2,144,024	2,150,724
PGX Holdings, Inc. 1st Lien Term Loan, 6.480%, 09/29/20	1,506,337	1,512,458
Walker & Dunlop, Inc. Term Loan B, 5.476%, 12/11/20	667,100	673,771
Walter Investment Management Corp. Term Loan, 4.976%, 12/18/20	3,988,048	3,666,013

		26,915,966

Electric—1.5%
Calpine Construction Finance Co. L.P. Term Loan B1, 3.480%, 05/03/20	984,000	983,846
Term Loan B2, 3.730%, 01/31/22	987,121	984,858
Calpine Corp. 1st Lien Term Loan, 2.980%, 11/30/17	600,000	600,750
Term Loan B5, 4.050%, 01/15/24	4,147,906	4,147,906
Term Loan B8, 2.980%, 12/31/19	448,875	449,331
Dayton Power & Light Co. (The) Term Loan B, 4.480%, 08/24/22	547,250	556,307
Granite Acquisition, Inc. Term Loan B, 5.296%, 12/19/21	2,429,164	2,441,526
Term Loan C, 5.296%, 12/19/21	109,579	110,136
Invenergy Thermal Operating I LLC Term Loan B, 6.796%, 10/19/22	409,835	394,466
Longview Power LLC Term Loan B, 7.230%, 04/13/21	1,249,500	852,784
Talen Energy Supply LLC Term Loan B2, 5.226%, 04/15/24	697,900	650,501

		12,172,411

Electrical Components & Equipment—0.5%
Electrical Components International, Inc. Term Loan B, 6.046%, 05/28/21	1,287,446	1,295,493
Electro Rent Corp. 1st Lien Term Loan, 6.226%, 01/19/24	1,194,000	1,205,940
Pelican Products, Inc. Term Loan, 5.546%, 04/11/20	1,549,697	1,557,446

		4,058,879

Electronics—0.7%
EIG Investors Corp. Term Loan, 5.242%, 02/09/23	4,333,250	4,354,015
Excelitas Technologies Corp. 1st Lien Term Loan, 6.300%, 10/31/20	1,779,242	1,780,354

		6,134,369

Energy Equipment & Services—0.4%
EnergySolutions LLC Term Loan, 6.980%, 05/29/20	1,675,750	1,690,413

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Energy Equipment & Services—(Continued)
Seadrill Partners Finco LLC Term Loan B, 4.296%, 02/21/21	3,146,347	$2,001,863

		3,692,276

Entertainment—1.5%
Amaya Holdings B.V. Term Loan B, 4.796%, 08/01/21	4,784,190	4,798,811
CDS U.S. Intermediate Holdings, Inc. 1st Lien Term Loan, 5.296%, 07/08/22	1,906,218	1,919,323
Gateway Casinos & Entertainment, Ltd. Term Loan B1, 5.046%, 02/22/23	375,000	378,750
National CineMedia LLC Term Loan, 3.980%, 11/26/19	500,000	501,016
SeaWorld Parks & Entertainment, Inc. Term Loan B5, 4.296%, 03/31/24	2,373,446	2,372,174
Seminole Hard Rock Entertainment, Inc. Term Loan B, 4.046%, 05/14/20	264,000	265,375
Sesac Holdco II LLC 1st Lien Term Loan, 4.457%, 02/23/24	523,688	523,033
WMG Acquisition Corp. Term Loan D, 3.716%, 11/01/23	1,795,999	1,798,806

		12,557,288

Environmental Control—0.6%
Advanced Disposal Services, Inc. Term Loan B3, 3.939%, 11/10/23	3,472,234	3,493,936
Clean Harbors, Inc. Term Loan B, 06/27/24 (b)	275,000	276,031
Darling International, Inc. Term Loan B, 3.730%, 01/06/21	675,625	681,748
GFL Environmental, Inc. Term Loan B, 4.046%, 09/29/23	794,000	796,812

		5,248,527

Food—2.7%
Albertson’s LLC Term Loan B4, 3.976%, 08/25/21	1,481,106	1,464,560
Term Loan B5, 4.293%, 12/21/22	1,492,509	1,477,934
Term Loan B6, 4.251%, 06/22/23	4,056,357	4,016,110
Blue Buffalo Co., Ltd. Term Loan B, 3.216%, 05/18/24	950,000	959,500
Centerplate, Inc. Term Loan A, 4.978%, 11/26/19	455,934	455,934
Del Monte Foods, Inc. 1st Lien Term Loan, 4.435%, 02/18/21	1,479,084	1,201,756
Dole Food Co., Inc. Term Loan B, 4.153%, 04/06/24	1,650,000	1,655,745
High Liner Foods, Inc. Term Loan B, 4.376%, 04/24/21	781,451	784,381
JBS USA LLC Term Loan B, 5.750%, 10/30/22	5,112,188	4,989,976
Nomad Foods Europe Midco, Ltd. Term Loan B, 3.909%, 04/18/24	550,000	552,320
NPC International, Inc. 1st Lien Term Loan, 4.716%, 04/19/24	1,575,000	1,583,859

Food—(Continued)
Pinnacle Foods Finance LLC Term Loan B, 3.076%, 02/02/24	746,250	749,515
Post Holdings, Inc. Incremental Term Loan, 3.470%, 05/24/24	1,575,000	1,578,937
Supervalu, Inc. Delayed Draw Term Loan, 4.726%, 06/08/24	224,438	217,985
Term Loan B, 4.726%, 06/08/24	374,063	363,308

		22,051,820

Forest Products & Paper—0.1%
Expera Specialty Solutions LLC Term Loan B, 5.976%, 11/03/23	992,500	998,083

Hand/Machine Tools—0.5%
Apex Tool Group LLC Term Loan B, 4.500%, 01/31/20	1,818,382	1,772,923
Milacron LLC Amended Term Loan B, 4.226%, 09/28/23	2,661,625	2,671,606

		4,444,529

Health Care Technology—0.1%
Press Ganey Holdings, Inc. 1st Lien Term Loan, 4.476%, 10/21/23	721,375	724,306

Healthcare-Products—2.3%
Alere, Inc. Term Loan B, 4.480%, 06/18/22	1,598,251	1,603,371
CeramTec Acquisition Corp. Term Loan B2, 3.952%, 08/30/20	30,485	30,713
CHG Healthcare Services, Inc. Term Loan B, 4.422%, 06/07/23	2,099,430	2,120,424
Convatec, Inc. Term Loan B, 3.796%, 10/31/23	572,125	575,701
DJO Finance LLC Term Loan, 4.387%, 06/08/20	3,397,855	3,366,849
Faenza Acquisition GmbH Term Loan B1, 3.952%, 08/30/20	253,357	255,257
Term Loan B3, 3.952%, 08/30/20	77,096	77,674
Greatbatch, Ltd. Term Loan B, 4.710%, 10/27/22	2,167,417	2,178,254
Kinetic Concepts, Inc. Term Loan B, 4.546%, 02/02/24	2,550,000	2,540,968
Mallinckrodt International Finance S.A. Term Loan B, 4.046%, 09/24/24	4,068,428	4,062,326
Medical Depot Holdings, Inc. 1st Lien Term Loan, 6.796%, 01/03/23	691,250	635,518
New Millennium HoldCo, Inc. Term Loan, 7.726%, 12/21/20	279,682	169,907
Sterigenics-Nordion Holdings LLC Term Loan B, 4.150%, 05/15/22	712,340	711,004
Tecomet, Inc. Term Loan B, 4.922%, 05/02/24	750,000	750,469

		19,078,435

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—5.8%
Acadia Healthcare Co., Inc. Term Loan B1, 3.976%, 02/11/22	738,674	$745,714
Term Loan B2, 3.801%, 02/16/23	1,492,424	1,504,923
ADMI Corp. Term Loan B, 4.945%, 04/30/22	960,386	970,590
Alliance Healthcare Services, Inc. Term Loan B, 4.439%, 06/03/19	1,138,872	1,141,244
Ardent Legacy Acquisitions, Inc. Term Loan B, 6.796%, 08/04/21	488,750	491,499
BioClinica, Inc. 1st Lien Term Loan, 5.375%, 10/20/23	646,750	634,085
CareCore National LLC Term Loan B, 5.226%, 03/05/21	3,045,059	3,086,928
Commerce Merger Sub, Inc. 1st Lien Term Loan, 05/31/24 (b)	625,000	625,781
Community Health Systems, Inc. Term Loan G, 3.960%, 12/31/19	2,008,878	2,008,408
Term Loan H, 4.151%, 01/27/21	2,315,330	2,314,504
Concentra, Inc. 1st Lien Term Loan, 4.211%, 06/01/22	476,731	477,695
CPI Holdco LLC 1st Lien Term Loan, 5.300%, 03/21/24	648,375	650,806
DaVita HealthCare Partners, Inc. Term Loan B, 3.976%, 06/24/21	3,104,000	3,125,896
Envision Healthcare Corp. Term Loan B, 4.300%, 12/01/23	6,745,875	6,782,977
Equian LLC Delayed Draw Term Loan, 4.959%, 05/20/24 (e)	94,118	94,971
Term Loan B, 4.928%, 05/20/24	305,882	308,655
Iasis Healthcare LLC Term Loan B3, 5.296%, 02/16/21	1,322,574	1,332,163
Kindred Healthcare, Inc. Term Loan, 4.688%, 04/09/21	3,060,974	3,079,468
MMM Holdings, Inc. Term Loan, 10.250%, 06/30/19	950,964	931,945
MPH Acquisition Holdings LLC Term Loan B, 4.296%, 06/07/23	2,182,133	2,184,588
MSO of Puerto Rico, Inc. Term Loan, 10.250%, 12/12/17	691,346	677,519
National Mentor Holdings, Inc. Term Loan B, 4.296%, 01/31/21	1,043,718	1,050,241
National Surgical Hospitals, Inc. Term Loan, 4.726%, 06/01/22	982,381	983,272
Onex Carestream Finance L.P. 1st Lien Term Loan, 5.275%, 06/07/19	832,390	828,436
Opal Acquisition, Inc. Term Loan B, 5.236%, 11/27/20	1,690,987	1,569,799
Ortho-Clinical Diagnostics, Inc. Term Loan B, 5.046%, 06/30/21	3,282,665	3,271,382
RadNet, Inc. Reprice Term Loan, 4.405%, 06/30/23	1,371,562	1,377,777
Select Medical Corp. Term Loan B, 4.650%, 03/06/24	1,571,063	1,585,783
Surgery Center Holdings, Inc. Term Loan B, 06/06/24 (b)	925,000	928,469
Team Health Holdings, Inc. 1st Lien Term Loan, 3.976%, 02/06/24	1,945,125	1,937,101

Healthcare-Services—(Continued)
U.S. Anesthesia Partners, Inc. Term Loan, 4.466%, 06/23/24	900,000	902,250

		47,604,869

Hotels, Restaurants & Leisure—1.0%
1011778 B.C. Unlimited Liability Co. Term Loan B3, 3.504%, 02/16/24	6,699,149	6,697,755
Eldorado Resorts LLC Term Loan B, 3.375%, 04/17/24	1,172,063	1,165,287

		7,863,042

Household Products/Wares—0.9%
KIK Custom Products, Inc. Term Loan B, 5.793%, 08/26/22	1,402,096	1,417,575
Libbey Glass, Inc. Term Loan B, 4.096%, 04/09/21	405,818	373,353
Prestige Brands, Inc. Term Loan B4, 3.976%, 01/26/24	676,734	680,782
Spectrum Brands, Inc. Term Loan B, 3.174%, 06/23/22	1,930,301	1,939,470
Spin Holdco, Inc. Term Loan B, 4.966%, 11/14/22	3,066,358	3,055,337
Zep, Inc. Term Loan, 5.226%, 06/27/22	343,000	344,286

		7,810,803

Industrial Conglomerates—0.3%
IG Investment Holdings LLC Term Loan, 5.296%, 10/31/21	2,350,536	2,375,511

Insurance—3.5%
Alliant Holdings I, Inc. Term Loan B, 4.417%, 08/12/22	2,356,996	2,364,545
AmWINS Group, Inc. Term Loan B, 4.130%, 01/25/24	2,064,625	2,067,852
AssuredPartners, Inc. Term Loan, 4.726%, 10/21/22	1,236,051	1,237,287
Asurion LLC 2nd Lien Term Loan, 8.726%, 03/03/21	1,575,000	1,584,187
Term Loan B4, 4.476%, 08/04/22	5,057,657	5,089,267
Term Loan B5, 4.226%, 11/03/23	3,031,909	3,052,753
Camelot UK Holdco, Ltd. Term Loan B, 4.726%, 10/03/23	1,116,577	1,124,485
Cunningham Lindsey U.S., Inc. 1st Lien Term Loan, 5.046%, 12/10/19	1,801,104	1,626,997
Hub International, Ltd. Term Loan B, 4.422%, 10/02/20	3,240,213	3,255,928
UFC Holdings LLC 1st Lien Term Loan, 4.470%, 08/18/23	1,985,000	1,992,976
USI, Inc. Term Loan B, 4.180%, 05/16/24	2,150,000	2,139,519
VF Holding Corp. Reprice Term Loan, 4.546%, 06/30/23	3,252,925	3,256,484

		28,792,280

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Internet—2.5%
Ancestry.com Operations, Inc. 1st Lien Term Loan, 4.340%, 10/19/23	2,054,250	$2,075,756
Ascend Learning LLC Term Loan B, 5.726%, 07/31/19	1,835,897	1,840,200
Getty Images, Inc. Term Loan B, 4.796%, 10/18/19	4,447,593	4,112,169
Go Daddy Operating Co. LLC Term Loan B, 3.726%, 02/15/24	5,119,498	5,136,776
Match Group, Inc. Term Loan B1, 4.367%, 11/16/22	481,250	483,656
SurveyMonkey, Inc. Term Loan, 5.800%, 04/13/24	1,600,000	1,610,000
Uber Technologies Term Loan B, 5.216%, 07/13/23	4,447,063	4,452,621
Vivid Seats, Ltd. 1st Lien Term Loan, 06/21/24 (b)	975,000	977,438

		20,688,616

Internet Software & Services—0.6%
Answers Finance LLC 2nd Lien Term Loan, 9.000%, 09/15/21	151,027	148,006
Extreme Reach, Inc. 1st Lien Term Loan, 7.550%, 02/07/20	2,448,032	2,452,113
Sutherland Global Services, Inc. Term Loan B, 6.671%, 04/23/21	848,041	814,120
Travelport Finance (Luxembourg) S.a.r.l. Term Loan B, 4.432%, 09/02/21	1,144,690	1,149,085

		4,563,324

Investment Company Securities—0.4%
Fortress Investment Group LLC Term Loan B, 06/02/22 (b)	1,100,000	1,107,791
LSF9 Atlantis Holdings LLC Term Loan, 7.060%, 05/01/23	950,000	959,797
TKC Holdings, Inc. 1st Lien Term Loan, 5.376%, 02/01/23	972,563	971,955

		3,039,543

IT Services—0.0%
Global Payments, Inc. 1st Lien Term Loan, 3.226%, 04/22/23	334,844	336,698

Leisure Products—0.8%
Bombardier Recreational Products, Inc. Term Loan B, 4.230%, 06/30/23	4,328,250	4,358,781
Sabre GLBL, Inc. Term Loan B, 3.976%, 02/22/24	935,890	943,662
Steinway Musical Instruments, Inc. 1st Lien Term Loan, 4.922%, 09/19/19	1,653,693	1,599,948

		6,902,391

Leisure Time—0.5%
ClubCorp Club Operations, Inc. Term Loan, 4.046%, 12/15/22	1,784,222	1,797,233

Leisure Time—(Continued)
Delta 2 (LUX) S.a.r.l. Term Loan B3, 4.504%, 02/01/24	650,000	651,320
SRAM LLC Term Loan, 4.609%, 03/15/24	1,537,371	1,542,175

		3,990,728

Lodging—1.8%
Boyd Gaming Corp. Term Loan B3, 3.688%, 09/15/23	968,707	971,389
Caesars Entertainment Operating Co. Extended Term Loan B6, 0.000%, 03/01/22 (f)	1,282,347	1,527,596
CCC Information Services, Inc. 1st Lien Term Loan, 4.230%, 04/27/24	1,225,000	1,223,469
CityCenter Holdings LLC Term Loan B, 3.716%, 04/18/24	1,900,000	1,905,428
Four Seasons Hotels, Ltd. 1st Lien Term Loan, 3.726%, 11/30/23	895,500	901,377
Golden Nugget, Inc. Delayed Draw Term Loan, 4.680%, 11/21/19	129,749	131,614
Term Loan B, 4.710%, 11/21/19	302,748	307,099
Hilton Worldwide Finance LLC Term Loan B2, 3.216%, 10/25/23	4,330,935	4,348,679
MGM Growth Properties Operating Partnership L.P. Term Loan B, 3.476%, 04/25/23	1,876,250	1,881,410
Playa Resorts Holding B.V. Term Loan B, 4.170%, 04/05/24	1,000,000	1,002,625
Tropicana Entertainment, Inc. Term Loan, 4.296%, 11/27/20	385,000	386,925

		14,587,611

Machinery—0.8%
Allison Transmission, Inc. Term Loan B3, 3.220%, 09/23/22	1,017,239	1,024,521
CPM Holdings, Inc. Term Loan B, 5.476%, 04/11/22	765,042	776,199
Delachaux S.A. Term Loan B2, 4.796%, 10/28/21	417,088	419,173
Dynacast International LLC Term Loan B, 4.546%, 01/28/22	1,208,651	1,217,716
Global Brass & Copper, Inc. Term Loan B, 5.500%, 07/18/23	818,813	821,863
Paladin Brands Holding, Inc. Term Loan B, 7.296%, 08/16/19	1,165,651	1,145,252
Zebra Technologies Corp. Term Loan B, 3.723%, 10/27/21	1,364,830	1,372,514

		6,777,238

Machinery-Diversified—1.3%
Clark Equipment Co. Term Loan B, 3.929%, 05/18/24	2,119,688	2,126,642
EWT Holdings III Corp. 1st Lien Term Loan, 5.046%, 01/15/21	3,198,924	3,218,918
1st Lien Term Loan, 5.796%, 01/15/21	567,813	571,362

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Machinery-Diversified—(Continued)
Gardner Denver, Inc. Term Loan, 4.546%, 07/30/20	3,870,194	$3,883,739
Manitowoc Foodservice, Inc. Term Loan B, 4.226%, 03/03/23	835,897	843,734

		10,644,395

Marine—0.2%
Stena International S.a.r.l. Term Loan B, 4.300%, 03/03/21	1,644,750	1,435,044

Media—5.9%
ALM Media Holdings, Inc. 1st Lien Term Loan, 5.796%, 07/31/20	395,781	368,077
AMC Entertainment, Inc. Term Loan, 3.459%, 12/15/22	2,068,500	2,076,904
Term Loan B, 3.466%, 12/15/23	523,688	525,324
AP NMT Acquisition B.V. 1st Lien Term Loan, 6.898%, 08/13/21	1,146,231	1,067,786
Atlantic Broadband Finance LLC Term Loan B, 3.726%, 11/30/19	698,029	700,559
CBS Radio, Inc. Term Loan B, 10/17/23 (b)	450,000	452,438
Term Loan B, 4.716%, 10/17/23	1,148,342	1,157,486
Charter Communications Operating LLC Term Loan E, 3.230%, 07/01/20	1,272,000	1,276,671
Term Loan I Add, 3.480%, 01/15/24	2,049,063	2,059,166
Crossmark Holdings, Inc. 1st Lien Term Loan, 4.796%, 12/20/19	1,410,904	1,004,094
Cumulus Media Holdings, Inc. Term Loan, 4.480%, 12/23/20	4,395,366	3,554,752
Entercom Radio LLC Term Loan, 4.703%, 11/01/23	906,458	911,670
Entravision Communications Corp. Term Loan, 3.796%, 05/31/20	1,706,833	1,711,100
Global Eagle Entertainment, Inc. 1st Lien Term Loan, 8.322%, 01/06/23	1,117,969	992,197
Gray Television, Inc. Term Loan B, 3.551%, 02/07/24	223,875	225,610
Hubbard Radio LLC Term Loan B, 4.480%, 05/27/22	569,931	570,287
iHeartCommunications, Inc.	425,533	348,937
Extended Term Loan E, 8.726%, 07/30/19
Term Loan D, 7.976%, 01/30/19	1,323,104	1,084,945
Information Resources, Inc. 1st Lien Term Loan, 5.466%, 01/18/24	1,795,500	1,804,758
Kasima LLC Term Loan B, 3.792%, 05/17/21	363,235	365,354
Mediacom Illinois LLC Term Loan K, 3.440%, 02/15/24	463,152	466,481
MH Sub I LLC 1st Lien Term Loan, 4.976%, 07/08/21	778,934	787,697
Delayed Draw Term Loan, 4.750%, 07/08/21 (e)	211,765	213,717
Incremental 1st Lien Term Loan, 4.976%, 07/08/21	386,245	389,806

Media—(Continued)
Mission Broadcasting, Inc. Term Loan B2, 4.246%, 01/17/24	293,164	294,355
Nexstar Broadcasting, Inc. Term Loan B, 4.238%, 01/17/24	2,967,018	2,979,073
Numericable Group S.A. Term Loan B11, 3.944%, 07/31/25	1,800,000	1,787,947
ProQuest LLC Term Loan B, 5.476%, 10/24/21	1,645,272	1,658,896
Raycom TV Broadcasting LLC Term Loan B, 4.226%, 08/04/21	2,938,591	2,934,918
Sinclair Television Group, Inc. Term Loan B2, 3.480%, 01/03/24	1,773,306	1,777,548
Springer Science+Business Media Deutschland GmbH Term Loan B9, 4.796%, 08/14/20	856,544	859,087
Univision Communications, Inc. Term Loan C5, 3.976%, 03/15/24	7,400,771	7,278,200
Ziggo Secured Finance Partnership Term Loan E, 3.659%, 04/15/25	5,125,000	5,118,594

		48,804,434

Metal Fabricate/Hardware—1.5%
Ameriforge Group, Inc. Term Loan, 9.296%, 05/12/24 (c) (d)	748,766	787,627
Penn Engineering & Manufacturing Corp. Term Loan B, 3.970%, 05/30/24	250,000	251,250
Rexnord LLC Term Loan B, 3.971%, 08/21/23	5,851,659	5,861,168
WireCo WorldGroup, Inc. 1st Lien Term Loan, 6.702%, 09/30/23	570,688	576,156
Zekelman Industries, Inc. Term Loan B, 4.789%, 06/14/21	4,908,237	4,953,230

		12,429,431

Mining—0.2%
Neenah Foundry Co. Term Loan, 7.751%, 04/26/19	1,459,159	1,448,215
New Day Aluminum LLC First Out Term Loan, 4.000%, 10/28/20 (c) (d)	28,555	0
Noranda Aluminum Acquisition Corp. Term Loan B, 0.000%, 02/28/19 (c) (d) (f)	481,897	79,320

		1,527,535

Miscellaneous Manufacturing—1.0%
Filtration Group Corp. 1st Lien Term Loan, 4.476%, 11/21/20	856,860	863,911
Gates Global LLC Term Loan B, 4.546%, 04/01/24	3,515,594	3,523,652
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan, 4.476%, 06/30/21	2,976,898	2,995,875
Werner Co. Term Loan, 06/23/24 (b)	525,000	523,688

		7,907,126

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Multi-Utilities—0.1%
Lonestar Generation LLC Term Loan B, 5.452%, 02/22/21	534,817	$438,550

Office/Business Equipment—0.6%
Brand Energy & Infrastructure Services, Inc. Term Loan, 5.491%, 06/21/24	500,000	499,125
CDW LLC Term Loan B, 3.300%, 08/17/23	4,175,519	4,197,265

		4,696,390

Oil & Gas—2.5%
BCP Raptor LLC Term Loan B, 5.466%, 06/06/24	675,000	668,250
Bronco Midstream Funding LLC Term Loan B, 5.172%, 08/15/20	2,053,528	2,080,481
CITGO Holding, Inc. Term Loan B, 9.796%, 05/12/18	752,857	759,915
Citgo Petroleum Corp. Term Loan B, 4.796%, 07/29/21	2,410,594	2,420,639
Crestwood Holdings LLC Term Loan B1, 9.209%, 06/19/19	1,348,798	1,321,822
Emerald Expositions Holding, Inc. Term Loan B, 4.296%, 05/22/24	1,075,000	1,088,438
Fieldwood Energy LLC 1st Lien Last Out Term Loan, 8.421%, 09/30/20	297,370	237,152
1st Lien Term Loan, 4.171%, 09/28/18	1,051,437	1,013,761
1st Lien Term Loan, 8.296%, 08/31/20	225,000	212,625
2nd Lien Term Loan, 8.421%, 09/30/20	377,630	213,361
MEG Energy Corp. Term Loan B, 4.696%, 12/31/23	5,450,644	5,315,512
Oxbow Carbon LLC Term Loan B, 4.726%, 01/19/20	641,875	647,491
Paragon Offshore Finance Co. Term Loan B, 6.000%, 07/18/21	839,375	324,733
Sheridan Production Partners I LLC Term Loan B2, 4.730%, 10/01/19	1,054,811	911,093
Term Loan B2 I-A, 4.730%, 10/01/19	139,771	120,727
Term Loan B2 I-M, 4.730%, 10/01/19	85,373	73,741
Southcross Energy Partners L.P. 1st Lien Term Loan, 5.546%, 08/04/21	483,916	432,500
Southcross Holdings Borrower L.P. Term Loan B, 3.500%, 04/13/23	55,819	49,818
TPF II Power LLC Term Loan B, 5.226%, 10/02/23	1,250,899	1,251,211
Ultra Resources, Inc. 1st Lien Term Loan, 4.117%, 04/12/24	1,150,000	1,143,891

		20,287,161

Packaging & Containers—2.3%
Berry Plastics Group, Inc. Term Loan I, 3.681%, 10/01/22	843,223	845,173
BWAY Holding Co. Term Loan B, 4.326%, 04/03/24	1,950,000	1,950,696

Packaging & Containers—(Continued)
Consolidated Container Co. LLC 1st Lien Term Loan, 4.726%, 05/22/24	375,000	377,871
Flex Acquisition Co., Inc. 1st Lien Term Loan, 4.398%, 12/29/23	3,225,000	3,241,931
Reynolds Group Holdings, Inc. Term Loan, 4.226%, 02/05/23	8,571,456	8,599,579
SIG Combibloc U.S. Acquisition, Inc. Term Loan, 4.226%, 03/13/22	2,589,398	2,606,840
Signode Industrial Group U.S., Inc. Term Loan B, 4.007%, 05/04/21	1,054,688	1,054,688

		18,676,778

Pharmaceuticals—4.7%
Akorn, Inc. Term Loan B, 5.500%, 04/16/21	895,627	905,680
Alkermes, Inc. Term Loan B, 3.970%, 09/25/21	358,083	360,768
Amneal Pharmaceuticals LLC Term Loan, 4.796%, 11/01/19	4,421,336	4,454,496
Arbor Pharmaceuticals, Inc. Term Loan B, 6.296%, 07/05/23	2,557,421	2,594,184
Auris Luxembourg III S.a.r.l. Term Loan B7, 4.296%, 01/17/22	1,723,061	1,734,907
Change Healthcare Holdings, Inc. Term Loan B, 3.976%, 03/01/24	7,281,750	7,291,988
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 5.500%, 04/29/24	4,525,000	4,568,481
Genoa, a QoL Healthcare Co. LLC 1st Lien Term Loan, 4.976%, 10/28/23	570,688	573,898
Grifols Worldwide Operations USA, Inc. Term Loan, 3.436%, 01/31/25	3,241,875	3,250,797
HLF Financing S.a.r.l. Term Loan B, 6.726%, 02/13/23	1,422,813	1,437,041
Horizon Pharma, Inc. Term Loan B, 4.875%, 03/29/24	1,166,435	1,172,996
Indivior Finance S.a.r.l. Term Loan B, 7.254%, 12/19/19	807,467	815,541
Patheon Holdings I B.V. Term Loan, 4.504%, 04/20/24	2,550,000	2,559,032
Valeant Pharmaceuticals International, Inc. Term Loan B F1, 5.830%, 04/01/22*	7,160,967	7,265,897

		38,985,706

Pipelines—0.3%
Energy Transfer Equity L.P. Term Loan B, 3.826%, 02/02/24	2,220,000	2,211,873

Professional Services—0.2%
Trans Union LLC Term Loan B2, 3.726%, 04/09/23	1,484,678	1,496,609

Real Estate—1.3%
Americold Realty Operating Partnership L.P. Term Loan B, 4.976%, 12/01/22	409,810	414,932

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
Auction.com LLC Term Loan B, 6.230%, 05/12/19	1,026,375	$1,035,356
DTZ U.S. Borrower LLC 1st Lien Term Loan, 4.447%, 11/04/21	3,860,431	3,865,739
RE/MAX International, Inc. Term Loan B, 4.046%, 12/15/23	1,910,117	1,922,056
Realogy Corp. Term Loan B, 3.476%, 07/20/22	2,573,904	2,594,495
RHP Hotel Properties L.P. Term Loan B, 3.440%, 05/11/24	798,000	800,660

		10,633,238

Real Estate Investment Trusts—0.5%
ESH Hospitality, Inc. Term Loan B, 3.726%, 08/30/23	1,265,453	1,271,668
Quality Care Properties, Inc. 1st Lien Term Loan, 6.476%, 10/31/22	2,512,375	2,535,406

		3,807,074

Retail—5.0%
Ascena Retail Group, Inc. Term Loan B, 5.625%, 08/21/22	2,043,726	1,740,574
Bass Pro Group LLC Term Loan, 4.367%, 06/05/20	1,129,189	1,128,474
Term Loan B, 6.296%, 12/16/23	1,225,000	1,193,172
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 4.968%, 02/03/24	925,000	898,888
David’s Bridal, Inc. Term Loan B, 5.300%, 10/11/19	1,612,459	1,249,656
Evergreen Acqco 1 L.P. Term Loan, 5.000%, 07/09/19	1,453,511	1,384,469
General Nutrition Centers, Inc. Term Loan, 3.730%, 03/04/19	1,315,033	1,241,391
Harbor Freight Tools USA, Inc. Term Loan B, 4.476%, 08/18/23	1,533,388	1,535,198
J. Crew Group, Inc. Term Loan B, 4.246%, 03/05/21	3,154,228	1,904,365
Landry’s, Inc. Term Loan B, 3.913%, 10/04/23	2,462,981	2,458,619
Men’s Wearhouse, Inc. (The) Term Loan B, 4.613%, 06/18/21	870,914	836,077
Michaels Stores, Inc. Term Loan B1, 3.938%, 01/30/23	2,697,146	2,694,497
Nature’s Bounty Co. (The) Term Loan B, 4.796%, 05/05/23	3,638,342	3,646,983
Neiman Marcus Group, Ltd. LLC Term Loan, 4.339%, 10/25/20	1,984,910	1,502,329
Party City Holdings, Inc. Term Loan, 4.188%, 08/19/22	2,452,835	2,457,434
PetSmart, Inc. Term Loan B2, 4.220%, 03/11/22	3,930,536	3,660,005
Pier 1 Imports (U.S.), Inc. Term Loan B, 4.796%, 04/30/21	1,489,048	1,438,793
Pilot Travel Centers LLC Term Loan B, 3.226%, 05/25/23	1,450,630	1,460,785

Retail—(Continued)
Rite Aid Corp. 2nd Lien Term Loan, 5.980%, 08/21/20	450,000	453,094
Sage Automotive Holdings, Inc. 1st Lien Term Loan, 6.226%, 10/27/22	696,500	701,724
Serta Simmons Bedding LLC 1st Lien Term Loan, 4.586%, 11/08/23	4,239,375	4,238,493
Toys “R” Us Property Co. I LLC Term Loan B, 6.226%, 08/21/19	3,008,521	2,899,462
Yum! Brands, Inc. 1st Lien Term Loan B, 3.209%, 06/16/23	967,700	972,739

		41,697,221

Semiconductors—0.7%
Bright Bidco B.V. Term Loan B, 02/27/24 (b)	1,050,000	1,066,406
Cypress Semiconductor Corp. Term Loan B, 4.840%, 07/05/21	1,034,688	1,046,198
Entegris, Inc. Term Loan B, 3.476%, 04/30/21	209,829	211,599
Lattice Semiconductor Corp. Term Loan, 5.334%, 03/10/21	1,829,212	1,826,925
M/A-COM Technology Solutions Holdings, Inc. Add on Term Loan, 3.459%, 05/17/24	1,158,954	1,156,420
Microsemi Corp. Term Loan B, 3.326%, 01/15/23	368,524	369,945

		5,677,493

Software—6.1%
Campaign Monitor Finance Pty, Ltd. 1st Lien Term Loan, 6.546%, 03/18/21 (c) (d)	709,274	673,101
Eze Castle Software, Inc. 1st Lien Term Loan, 4.296%, 04/06/20	2,572,136	2,591,427
First Data Corp. Term Loan, 3.466%, 07/08/22	2,405,003	2,404,335
Term Loan, 3.716%, 04/26/24	2,000,000	2,001,750
Hyland Software, Inc. 1st Lien Term Loan, 4.476%, 07/01/22	2,684,174	2,702,907
Incremental Term Loan B, 07/01/22 (b)	500,000	503,490
Infoblox, Inc. 1st Lien Term Loan, 6.226%, 11/07/23	1,325,000	1,335,766
Infor (U.S.), Inc. Term Loan B6, 4.046%, 02/01/22	7,784,604	7,748,460
Informatica Corp. Term Loan, 4.796%, 08/05/22	3,726,295	3,726,683
ION Trading Finance, Ltd. Term Loan B1, 4.046%, 08/11/23	2,291,735	2,278,844
Kronos, Inc. Term Loan B, 4.680%, 11/01/23	5,547,125	5,591,879
MA FinanceCo. LLC Term Loan B2, 3.672%, 11/19/21	1,901,085	1,901,680
Term Loan B3, 04/26/24 (b)	457,873	458,388
MISYS Europe S.A. 1st Lien Term Loan, 4.736%, 06/13/24	2,475,000	2,478,571

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Quintiles IMS, Inc. Term Loan B, 3.232%, 03/07/24	2,236,684	$2,254,624
Renaissance Learning, Inc. 1st Lien Term Loan, 5.046%, 04/09/21	1,731,548	1,740,476
Rocket Software, Inc. 1st Lien Term Loan, 5.546%, 10/14/23	1,116,563	1,128,007
Seattle Spinco, Inc. Term Loan B3, 03/14/18 (b)	3,092,127	3,095,606
SS&C Technologies, Inc. Term Loan B1, 3.476%, 07/08/22	1,658,161	1,667,192
Term Loan B2, 3.476%, 07/08/22	100,575	101,123
Synchronoss Technologies, Inc. Term Loan, 4.082%, 01/19/24	748,125	737,464
Syncsort, Inc. 1st Lien Term Loan, 6.546%, 12/09/22	696,500	699,765
Veritas Bermuda, Ltd. Term Loan B, 5.796%, 01/27/23	2,203,418	2,209,202
Wall Street Systems Delaware, Inc. Term Loan B, 4.792%, 08/26/23	721,375	724,757

		50,755,497

Technology Hardware, Storage & Peripherals—0.3%
Western Digital Corp. Term Loan B, 3.976%, 04/29/23	2,158,255	2,174,610

Telecommunications—5.8%
CenturyLink, Inc. Term Loan B, 1.375%, 01/31/25	4,850,000	4,803,231
Colorado Buyer, Inc. Term Loan B, 4.170%, 05/01/24	775,000	780,619
CommScope, Inc. Term Loan B5, 3.296%, 12/29/22	833,150	835,754
Consolidated Communications, Inc. Delayed Draw Term Loan B2, 10/05/23 (b)	625,000	628,281
Term Loan B, 4.230%, 10/04/23	397,000	399,680
CSC Holdings LLC 1st Lien Term Loan, 3.459%, 07/17/25	2,460,938	2,457,093
Digicel International Finance, Ltd. Term Loan B, 4.940%, 05/28/24	725,000	730,740
Frontier Communications Corp. Term Loan B1, 4.910%, 06/15/24	1,825,000	1,799,906
Intelsat Jackson Holdings S.A. Term Loan B2, 4.000%, 06/30/19	7,125,000	7,074,534
Level 3 Financing, Inc. Term Loan B, 3.466%, 02/22/24	2,550,000	2,559,032
MCC Iowa LLC Term Loan H, 3.690%, 01/29/21	912,000	918,265
Onvoy LLC 1st Lien Term Loan B, 5.796%, 02/10/24	673,313	675,277
Radiate Holdco LLC 1st Lien Term Loan, 4.226%, 02/01/24	673,313	665,528
Sprint Communications, Inc. 1st Lien Term Loan B, 3.750%, 02/02/24	3,291,750	3,295,275
Switch, Ltd. Term Loan B, 06/20/24 (b)	225,000	226,125

Telecommunications—(Continued)
Syniverse Holdings, Inc. Term Loan, 4.172%, 04/23/19	1,709,691	1,602,835
Term Loan B, 4.296%, 04/23/19	1,847,521	1,732,051
Telenet Financing USD LLC Term Loan AI, 3.909%, 06/30/25	2,275,000	2,278,556
Telenet International Finance S.a.r.l. Add On Term Loan AI, 3.909%, 06/30/25	600,000	603,375
Telesat Canada Term Loan B4, 4.300%, 11/17/23	4,590,370	4,622,884
UPC Financing Partnership Term Loan AP, 3.909%, 04/15/25	2,500,000	2,505,937
Virgin Media Bristol LLC Term Loan I, 3.909%, 01/31/25	6,450,000	6,461,423

		47,656,401

Thrifts & Mortgage Finance—0.0%
Ocwen Financial Corp. Term Loan B, 6.076%, 12/05/20	365,625	363,911

Trading Companies & Distributors—0.4%
Delos Finance S.a.r.l. A Deferred Principal, 3.546%, 10/06/23	2,675,000	2,691,957
Solenis International L.P. 1st Lien Term Loan, 4.452%, 07/31/21	289,911	291,156
STS Operating, Inc. Term Loan, 4.959%, 02/12/21	303,655	304,035

		3,287,148

Transportation—0.1%
Kenan Advantage Group, Inc. Term Loan, 4.226%, 07/31/22	576,965	577,867
Term Loan B, 4.226%, 07/31/22	176,585	176,861
PODS LLC Term Loan B2, 4.339%, 02/02/22	323,341	325,362

		1,080,090

Trucking & Leasing—0.8%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. Term Loan B1, 3.462%, 09/20/20	250,000	252,277
Term Loan B2, 3.962%, 03/20/22	5,925,000	5,984,285

		6,236,562

Wireless Telecommunication Services—0.2%
SBA Senior Finance II LLC Term Loan B1, 3.480%, 03/24/21	1,915,750	1,922,455

Total Floating Rate Loans (Cost $785,895,380)		778,670,500

Common Stocks—0.5%

Capital Markets—0.1%
RCS Capital Corp. (g) (h)	35,138	570,997

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Services—0.1%
IAP Worldwide Services LLC (c) (d) (g) (h)	44	$719,075

Gas Utilities—0.0%
Southcross Holding GP LLC (c) (d) (g) (h)	59	0
Southcross Holding L.P. - Class A (g) (h)	59	33,778

		33,778

Health Care Providers & Services—0.0%
Millennium Health LLC (g) (h)	31,600	59,250

Internet Software & Services—0.1%
Answers Corp. (g) (h)	29,070	439,684

Metals & Mining—0.1%
Ameriforge Group, Inc. (g) (h)	48,583	1,700,405

Oil, Gas & Consumable Fuels—0.1%
Samson Resources II LLC - Class A (g) (h)	19,666	465,429

Total Common Stocks (Cost $2,867,073)		3,988,618

Short-Term Investment—5.9%

Repurchase Agreement—5.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $48,362,068 on 07/03/17, collateralized by $49,255,000 U.S. Treasury Note at 1.375% due 02/29/20 with a value of $49,329,572.	48,361,584	48,361,584

Total Short-Term Investments (Cost $48,361,584)		48,361,584

Total Investments—100.7% (Cost $837,124,037)		831,020,702
Unfunded Loan Commitments—(0.1)% (Cost $(529,104))		(529,104)
Net Investments—100.6% (Cost $836,594,933) (i)		830,491,598
Other assets and liabilities (net)—(0.6)%		(5,166,551)

Net Assets—100.0%		$825,325,047

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	This loan will settle after June 30, 2017, at which time the interest rate will be determined.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent 0.3% of net assets.
(d)	Illiquid security. As of June 30, 2017, these securities represent 0.3% of net assets.
(e)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(f)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(g)	Non-income producing security.
(h)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(i)	As of June 30, 2017, the aggregate cost of investments was $836,594,933. The aggregate unrealized appreciation and depreciation of investments were $5,404,060 and $(11,507,395), respectively, resulting in net unrealized depreciation of $(6,103,335).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$3,948,212	$—	$3,948,212
Aerospace/Defense	—	19,373,147	—	19,373,147
Auto Components	—	9,233,240	—	9,233,240
Auto Manufacturers	—	2,475,486	—	2,475,486
Auto Parts & Equipment	—	5,750,766	—	5,750,766
Banks	—	1,084,092	—	1,084,092
Beverages	—	2,526,057	—	2,526,057
Building Materials	—	8,821,917	—	8,821,917
Capital Markets	—	11,981,887	—	11,981,887
Chemicals	—	35,712,529	—	35,712,529
Coal	—	1,868,503	—	1,868,503
Commercial Services (Less Unfunded Loan Commitments of $223,222)	—	39,478,734	288,604	39,767,338
Computers	—	8,894,233	—	8,894,233
Construction Materials	—	1,745,292	—	1,745,292
Cosmetics/Personal Care	—	2,507,634	—	2,507,634
Distributors	—	2,731,715	—	2,731,715
Diversified Consumer Services	—	1,782,955	—	1,782,955
Diversified Financial Services	—	26,915,966	—	26,915,966
Electric	—	12,172,411	—	12,172,411
Electrical Components & Equipment	—	4,058,879	—	4,058,879
Electronics	—	6,134,369	—	6,134,369
Energy Equipment & Services	—	3,692,276	—	3,692,276
Entertainment	—	12,557,288	—	12,557,288
Environmental Control	—	5,248,527	—	5,248,527
Food	—	22,051,820	—	22,051,820
Forest Products & Paper	—	998,083	—	998,083
Hand/Machine Tools	—	4,444,529	—	4,444,529
Health Care Technology	—	724,306	—	724,306
Healthcare-Products	—	19,078,435	—	19,078,435
Healthcare-Services (Less Unfunded Loan Commitments of $94,118)	—	47,510,751	—	47,510,751
Hotels, Restaurants & Leisure	—	7,863,042	—	7,863,042
Household Products/Wares	—	7,810,803	—	7,810,803
Industrial Conglomerates	—	2,375,511	—	2,375,511
Insurance	—	28,792,280	—	28,792,280
Internet	—	20,688,616	—	20,688,616

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet Software & Services	$—	$4,563,324	$—	$4,563,324
Investment Company Securities	—	3,039,543	—	3,039,543
IT Services	—	336,698	—	336,698
Leisure Products	—	6,902,391	—	6,902,391
Leisure Time	—	3,990,728	—	3,990,728
Lodging	—	14,587,611	—	14,587,611
Machinery	—	6,777,238	—	6,777,238
Machinery-Diversified	—	10,644,395	—	10,644,395
Marine	—	1,435,044	—	1,435,044
Media (Less Unfunded Loan Commitments of $211,764)	—	48,592,670	—	48,592,670
Metal Fabricate/Hardware	—	11,641,804	787,627	12,429,431
Mining	—	1,448,215	79,320	1,527,535
Miscellaneous Manufacturing	—	7,907,126	—	7,907,126
Multi-Utilities	—	438,550	—	438,550
Office/Business Equipment	—	4,696,390	—	4,696,390
Oil & Gas	—	20,287,161	—	20,287,161
Packaging & Containers	—	18,676,778	—	18,676,778
Pharmaceuticals	—	38,985,706	—	38,985,706
Pipelines	—	2,211,873	—	2,211,873
Professional Services	—	1,496,609	—	1,496,609
Real Estate	—	10,633,238	—	10,633,238
Real Estate Investment Trusts	—	3,807,074	—	3,807,074
Retail	—	41,697,221	—	41,697,221
Semiconductors	—	5,677,493	—	5,677,493
Software	—	50,082,396	673,101	50,755,497
Technology Hardware, Storage & Peripherals	—	2,174,610	—	2,174,610
Telecommunications	—	47,656,401	—	47,656,401
Thrifts & Mortgage Finance	—	363,911	—	363,911
Trading Companies & Distributors	—	3,287,148	—	3,287,148
Transportation	—	1,080,090	—	1,080,090
Trucking & Leasing	—	6,236,562	—	6,236,562
Wireless Telecommunication Services	—	1,922,455	—	1,922,455
Total Floating Rate Loans (Less Unfunded Loan Commitments)	—	776,312,744	1,828,652	778,141,396
Common Stocks
Capital Markets	—	570,997	—	570,997
Commercial Services	—	—	719,075	719,075
Gas Utilities	—	33,778	0	33,778
Health Care Providers & Services	—	59,250	—	59,250
Internet Software & Services	—	439,684	—	439,684
Metals & Mining	—	1,700,405	—	1,700,405
Oil, Gas & Consumable Fuels	—	465,429	—	465,429
Total Common Stocks	—	3,269,543	719,075	3,988,618
Total Short-Term Investment*	—	48,361,584	—	48,361,584
Total Net Investments	$—	$827,943,871	$2,547,727	$830,491,598

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2017 is not presented.

Transfers from Level 2 to Level 3 in the amount of $695,116 were due to a decline in market activity for significant observable inputs, which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$830,491,598
Cash	7,616,890
Receivable for:
Investments sold	3,983,601
Fund shares sold	6,140
Interest	1,290,265
Other assets	55,091

Total Assets	843,443,585
Liabilities
Payables for:
Investments purchased	17,010,875
Fund shares redeemed	187,657
Accrued Expenses:
Management fees	408,992
Distribution and service fees	22,184
Deferred trustees’ fees	106,584
Other expenses	382,246

Total Liabilities	18,118,538

Net Assets	$825,325,047

Net Assets Consist of:
Paid in surplus	$830,326,256
Undistributed net investment income	14,856,744
Accumulated net realized loss	(13,754,618)
Unrealized depreciation on investments	(6,103,335)

Net Assets	$825,325,047

Net Assets
Class A	$718,003,847
Class B	107,321,200
Capital Shares Outstanding*
Class A	70,896,925
Class B	10,656,207
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.13
Class B	10.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $836,594,933.
(b)	Investments at value is net of unfunded loan commitments of $529,104.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Interest	$18,035,249

Total investment income	18,035,249
Expenses
Management fees	2,468,410
Administration fees	13,055
Custodian and accounting fees	148,156
Distribution and service fees—Class B	134,045
Audit and tax services	60,065
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	14,830
Insurance	2,782
Miscellaneous	8,468

Total expenses	2,894,513

Net Investment Income	15,140,736

Net Realized and Unrealized Loss
Net realized loss on investments	(238,727)

Net change in unrealized depreciation on investments	(210,287)

Net realized and unrealized loss	(449,014)

Net Increase in Net Assets From Operations	$14,691,722

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,140,736	$32,298,101
Net realized loss	(238,727)	(7,287,994)
Net change in unrealized appreciation (depreciation)	(210,287)	48,472,892

Increase in net assets from operations	14,691,722	73,482,999

From Distributions to Shareholders
Net investment income
Class A	(28,266,395)	(29,765,999)
Class B	(4,034,076)	(3,864,826)

Total distributions	(32,300,471)	(33,630,825)

Increase (decrease) in net assets from capital share transactions	23,493,651	(46,720,593)

Total increase (decrease) in net assets	5,884,902	(6,868,419)

Net Assets
Beginning of period	819,440,145	826,308,564

End of period	$825,325,047	$819,440,145

Undistributed net investment income
End of period	$14,856,744	$32,016,479

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	106,093	$1,107,505	205,871	$2,070,080
Reinvestments	2,790,365	28,266,395	3,009,707	29,765,999
Redemptions	(1,086,101)	(11,357,883)	(7,976,249)	(79,923,523)

Net increase (decrease)	1,810,357	$18,016,017	(4,760,671)	$(48,087,444)

Class B
Sales	1,335,482	$13,829,700	2,348,588	$23,664,620
Reinvestments	400,206	4,034,076	392,767	3,864,826
Redemptions	(1,194,627)	(12,386,142)	(2,623,540)	(26,162,595)

Net increase	541,061	$5,477,634	117,815	$1,366,851

Increase (decrease) derived from capital shares transactions		$23,493,651		$(46,720,593)

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.35		$9.86	$10.31	$10.63	$10.69	$10.34

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.40	0.39	0.37	0.42	0.46
Net realized and unrealized gain (loss) on investments	0.01		0.52	(0.45)	(0.26)	0.01	0.30

Total from investment operations	0.20		0.92	(0.06)	0.11	0.43	0.76

Less Distributions
Distributions from net investment income	(0.42)		(0.43)	(0.39)	(0.38)	(0.44)	(0.38)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.05)	(0.05)	(0.03)

Total distributions	(0.42)		(0.43)	(0.39)	(0.43)	(0.49)	(0.41)

Net Asset Value, End of Period	$10.13		$10.35	$9.86	$10.31	$10.63	$10.69

Total Return (%) (b)	1.88	(c)	9.50	(0.66)	1.01	4.13	7.51

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.67	(d)	0.67	0.67	0.67	0.67	0.68
Ratio of net investment income to average net assets (%)	3.73	(d)	4.01	3.83	3.59	3.95	4.42
Portfolio turnover rate (%)	24	(c)	40	23	30	40	42
Net assets, end of period (in millions)	$718.0		$715.4	$728.3	$793.5	$871.0	$759.9

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.29		$9.80	$10.24	$10.58	$10.64	$10.29

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.38	0.36	0.35	0.39	0.44
Net realized and unrealized gain (loss) on investments	(0.01)		0.51	(0.43)	(0.28)	0.02	0.30

Total from investment operations	0.17		0.89	(0.07)	0.07	0.41	0.74

Less Distributions
Distributions from net investment income	(0.39)		(0.40)	(0.37)	(0.36)	(0.42)	(0.36)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.05)	(0.05)	(0.03)

Total distributions	(0.39)		(0.40)	(0.37)	(0.41)	(0.47)	(0.39)

Net Asset Value, End of Period	$10.07		$10.29	$9.80	$10.24	$10.58	$10.64

Total Return (%) (b)	1.66	(c)	9.27	(0.83)	0.74	3.84	7.33

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	(d)	0.92	0.92	0.92	0.92	0.93
Ratio of net investment income to average net assets (%)	3.48	(d)	3.76	3.58	3.34	3.67	4.18
Portfolio turnover rate (%)	24	(c)	40	23	30	40	42
Net assets, end of period (in millions)	$107.3		$104.1	$98.0	$109.6	$117.8	$71.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio has no permanent book-tax differences at December 31, 2016.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2017, the Portfolio had open unfunded loan commitments of $529,104. At June 30, 2017, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had investments in repurchase agreements with a gross value of $48,361,584, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$201,155,307	$0	$186,998,072

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers s is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$2,468,410	0.625%	First $100 million
	0.600%	Over $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$33,630,825	$33,471,045	$—	$—	$33,630,825	$33,471,045

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$32,112,726	$—	$(6,589,170)	$(12,823,457)	$12,700,099

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had post-enactment long-term accumulated capital losses of $12,823,457.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-24

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
71,553,188	4,102,246	3,673,117

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	73,087,604	6,240,947
Robert Boulware	73,042,071	6,286,479
Susan C. Gause	73,188,347	6,140,203
Nancy Hawthorne	73,054,244	6,274,306
Barbara A. Nugent	73,206,423	6,122,128
John Rosenthal	73,192,371	6,136,180
Linda B. Strumpf	73,186,823	6,141,727
Dawn M. Vroegop	73,070,240	6,258,310

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisors, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A and B shares of the Brighthouse/Franklin Low Duration Total Return Portfolio returned 1.26% and 1.12%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index1, returned 0.72%.

MARKET ENVIRONMENT / CONDITIONS

U.S. economic growth decelerated in 2017’s first half, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, an increase in exports as well as residential and nonresidential fixed investment aided growth. The manufacturing sector generally expanded, and the services sector also continued to grow. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end. Monthly retail sales were volatile, but grew for most of the period. Annual inflation, as measured by the Consumer Price Index, eased from 2.1% to 1.6% during the period.

The U.S. Federal Reserve (the “Fed”), at its March meeting, increased the federal funds target rate from 0.50%–0.75% to 0.75%–1.00%. The Fed again increased its target range by a quarter point to 1.00%–1.25% at its June meeting. The Fed made both of these increases amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. It increased early during the period amid expectations of rate hikes by the Fed and upbeat economic data. During the latter part of the period, U.S. political turmoil, geopolitical tensions in the Middle East and the Korean peninsula, resulted in a decline in the yield. However, in June, the yield rose again due to renewed optimism for improvement in economic growth. Overall, the U.S. Treasury yield fell from 2.45% on December 30, 2016, to 2.31% at period-end.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the Portfolio’s exposures to Non-Agency Residential Mortgage-Backed Securities (“RMBS”) contributed to performance relative to the benchmark. Investment grade corporate credit (“IG”) and Commercial Mortgage-Backed Securities (“CMBS”) also benefited relative performance. In contrast, the Portfolio’s Treasury Inflation-Protected Securities (“TIPS”) positioning was a detractor from relative performance as was the Portfolio’s exposure to Sovereign developed market bonds.

Over the period, we increased the Portfolio’s allocations to Treasuries, RMBS and Bank Loans. We decreased the Portfolio’s exposure to Asset-Backed Securities, IG and CMBS.

In addition, the Portfolio employed derivatives as a tool in seeking efficient management of certain risk. We used derivatives to manage portfolio duration, credit risk and currency exposures. During the period, the use of derivatives provided exposures through means that we believed to be advantageous to the Portfolio.

At period-end, we were overweight compared to the benchmark in TIPS and many of the credit sectors, including RMBS and Bank Loans, based on our belief that valuations remained relatively attractive on a longer-term basis. At period-end, the Portfolio’s heaviest allocation positioning was in IG, followed by U.S. Treasuries and RMBS.

Roger A. Bayston

Kent Burns

Christopher J. Molumphy

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
Brighthouse/Franklin Low Duration Total Return Portfolio
Class A	1.26	2.86	1.84	1.66
Class B	1.12	2.62	1.59	1.42
Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index	0.72	0.35	0.95	1.01

1 The Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

2 Inception date of the Class A and B shares is 4/29/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Sectors

% of Net Assets
Corporate Bonds & Notes	36.7
U.S. Treasury & Government Agencies	31.7
Asset-Backed Securities	10.7
Mortgage-Backed Securities	10.7
Floating Rate Loans	5.7
Foreign Government	1.6
Municipals	0.7
Investment Company Securities	0.4
Common Stocks	0.1

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.52%	$1,000.00	$1,012.60	$2.59
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class B(a)	Actual	0.77%	$1,000.00	$1,011.20	$3.84
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—36.7% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.1%
Lockheed Martin Corp. 1.850%, 11/23/18	1,600,000	$1,602,656

Agriculture—0.6%
Imperial Brands Finance plc 2.950%, 07/21/20 (144A) (a)	3,100,000	3,152,374
Reynolds American, Inc. 2.300%, 06/12/18	3,200,000	3,213,936

		6,366,310

Auto Manufacturers—0.5%
Fiat Chrysler Automobiles NV 4.500%, 04/15/20 (a)	2,000,000	2,047,500
Ford Motor Credit Co. LLC 2.597%, 11/04/19	3,000,000	3,019,941

		5,067,441

Auto Parts & Equipment—0.4%
Delphi Automotive plc 3.150%, 11/19/20	4,500,000	4,596,916

Banks—12.1%
ANZ New Zealand International, Ltd. 2.850%, 08/06/20 (144A) (a)	4,600,000	4,668,379
Banca Monte dei Paschi di Siena S.p.A. 2.875%, 04/16/21 (EUR)	4,100,000	4,998,379
Banco Popular Espanol S.A. 1.000%, 03/03/22 (EUR)	1,100,000	1,293,088
Bank of America Corp. 2.198%, 01/15/19 (b)	6,600,000	6,682,830
2.600%, 01/15/19	2,500,000	2,523,542
2.650%, 04/01/19	1,500,000	1,518,065
Bank of New York Mellon Corp. (The) 2.049%, 08/17/20 (b)	3,900,000	3,971,857
BB&T Corp. 2.050%, 06/19/18	1,000,000	1,003,922
Capital One Financial Corp. 2.500%, 05/12/20	1,700,000	1,707,364
3.050%, 03/09/22 (a)	2,700,000	2,721,214
Citigroup, Inc. 1.925%, 04/08/19 (b)	1,600,000	1,610,378
2.400%, 02/18/20 (a)	4,600,000	4,624,739
Depfa ACS Bank 2.125%, 10/13/17 (CHF)	2,750,000	2,882,209
Deutsche Bank AG 2.482%, 08/20/20 (b)	3,700,000	3,714,578
Goldman Sachs Group, Inc. (The) 2.446%, 09/15/20 (b)	8,700,000	8,849,405
HSBC Holdings plc 3.400%, 03/08/21	1,500,000	1,541,695
HSBC USA, Inc. 2.000%, 08/07/18	4,600,000	4,612,972
Industrial & Commercial Bank of China, Ltd. 3.231%, 11/13/19	2,700,000	2,746,254

Banks—(Continued)
ING Bank NV 1.989%, 10/01/19 (144A) (b)	6,300,000	6,332,350
Intesa Sanpaolo S.p.A.
3.875%, 01/16/18	3,900,000	3,936,067
3.875%, 01/15/19 (a)	6,100,000	6,250,499
JPMorgan Chase & Co.
1.850%, 03/22/19	6,500,000	6,493,162
2.200%, 10/22/19 (a)	4,000,000	4,012,788
2.400%, 06/07/21 (a)	1,100,000	1,097,916
Morgan Stanley 2.310%, 01/27/20 (b)	7,900,000	8,019,535
National Australia Bank, Ltd.
1.875%, 07/23/18	3,800,000	3,812,358
Norddeutsche Landesbank Girozentrale
2.000%, 02/05/19 (144A)	4,000,000	4,006,784
Regions Financial Corp.
2.000%, 05/15/18	3,200,000	3,202,605
Royal Bank of Canada
2.100%, 10/14/20	3,700,000	3,693,673
Toronto-Dominion Bank (The)
2.250%, 03/15/21 (144A)	4,000,000	3,995,504
Wells Fargo & Co.
2.033%, 07/22/20 (b)	7,800,000	7,917,055
2.500%, 03/04/21	1,100,000	1,103,805
Westpac Banking Corp.
2.250%, 11/09/20 (144A)	3,700,000	3,708,906
Woori Bank
4.750%, 04/30/24 (144A)	2,400,000	2,512,394

		131,766,271

Beverages—0.5%
Anheuser-Busch InBev Finance, Inc.
2.650%, 02/01/21	3,400,000	3,445,587
Coca-Cola Femsa S.A.B. de C.V.
2.375%, 11/26/18 (a)	2,400,000	2,411,956

		5,857,543

Biotechnology—1.2%
Amgen, Inc.
1.772%, 05/22/19 (a) (b)	4,500,000	4,536,648
Baxalta, Inc.
2.000%, 06/22/18	1,400,000	1,402,260
Biogen, Inc.
2.900%, 09/15/20	4,500,000	4,590,207
Celgene Corp.
2.300%, 08/15/18	3,000,000	3,017,202

		13,546,317

Chemicals—0.1%
E.I. du Pont de Nemours & Co.
2.200%, 05/01/20 (a)	600,000	603,256

Computers—0.6%
Dell International LLC / EMC Corp.
3.480%, 06/01/19 (144A)	2,800,000	2,865,453

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
Hewlett Packard Enterprise Co.
3.229%, 10/05/18 (b)	3,600,000	$3,668,562

		6,534,015

Cosmetics/Personal Care—0.3%
Colgate-Palmolive Co.
0.900%, 05/01/18	2,000,000	1,989,982
Procter & Gamble Co. (The)
1.700%, 11/03/21	1,500,000	1,480,386

		3,470,368

Diversified Financial Services—1.3%
Capital One Bank USA N.A.
2.300%, 06/05/19	5,900,000	5,905,387
Navient Corp.
5.500%, 01/15/19	1,400,000	1,457,750
6.625%, 07/26/21	500,000	538,125
Protective Life Global Funding
1.722%, 04/15/19 (144A)	1,900,000	1,886,915
2.262%, 04/08/20 (144A) (a)	3,100,000	3,097,743
Seven & Seven, Ltd.
2.430%, 09/11/19 (144A) (b)	800,000	795,252
Springleaf Finance Corp.
6.000%, 06/01/20 (a)	600,000	633,000

		14,314,172

Electric—1.9%
Calpine Corp.
5.375%, 01/15/23 (a)	5,310,000	5,177,250
Dominion Energy, Inc.
2.500%, 12/01/19	1,900,000	1,914,796
Engie S.A.
1.625%, 10/10/17 (144A)	1,000,000	999,214
PSEG Power LLC
3.000%, 06/15/21 (a)	3,300,000	3,350,711
Southern Co. (The)
2.350%, 07/01/21	2,800,000	2,779,599
2.450%, 09/01/18	3,000,000	3,019,734
State Grid Overseas Investment, Ltd.
1.750%, 05/22/18 (144A)	1,100,000	1,096,779
2.750%, 05/07/19 (144A)	1,100,000	1,110,121
Talen Energy Supply LLC
9.500%, 07/15/22 (144A) (a)	800,000	688,000

		20,136,204

Food—0.7%
JBS USA LUX S.A. / JBS USA Finance, Inc.
7.250%, 06/01/21 (144A)	1,900,000	1,899,050
Kraft Heinz Foods Co.
2.000%, 07/02/18	2,400,000	2,406,077
Kroger Co. (The)
2.600%, 02/01/21 (a)	3,200,000	3,200,118

		7,505,245

Gas—0.5%
Sempra Energy
2.850%, 11/15/20	5,700,000	5,785,215

Healthcare-Products—0.7%
Edwards Lifesciences Corp.
2.875%, 10/15/18	1,400,000	1,413,080
Stryker Corp.
2.000%, 03/08/19	4,400,000	4,412,144
Zimmer Biomet Holdings, Inc.
2.700%, 04/01/20	2,000,000	2,018,234

		7,843,458

Healthcare-Services—0.6%
HCA, Inc.
4.250%, 10/15/19 (a)	1,400,000	1,452,500
Tenet Healthcare Corp.
5.500%, 03/01/19 (a)	4,300,000	4,450,500
7.500%, 01/01/22 (144A) (a)	400,000	433,920

		6,336,920

Holding Companies-Diversified—0.3%
Hutchison Whampoa International, Ltd.
1.625%, 10/31/17 (144A)	3,200,000	3,192,355

Home Builders—2.2%
Beazer Homes USA, Inc.
5.750%, 06/15/19 (a)	16,000,000	16,770,000
KB Home
4.750%, 05/15/19	1,000,000	1,030,000
Lennar Corp.
6.950%, 06/01/18	5,500,000	5,724,400

		23,524,400

Insurance—2.4%
Jackson National Life Global Funding
2.250%, 04/29/21 (144A)	4,200,000	4,155,114
2.300%, 04/16/19 (144A)	1,500,000	1,507,752
Metropolitan Life Global Funding I
3.875%, 04/11/22 (144A) (a)	1,200,000	1,270,234
New York Life Global Funding
2.100%, 01/02/19 (144A)	4,000,000	4,019,324
2.150%, 06/18/19 (144A)	5,000,000	5,028,880
NUVEEN FINANCE LLC
2.950%, 11/01/19 (144A)	3,100,000	3,144,305
Pricoa Global Funding I
2.550%, 11/24/20 (144A)	3,700,000	3,725,804
Prudential Financial, Inc.
1.962%, 08/15/18 (b)	3,000,000	3,019,686

		25,871,099

Internet—0.4%
Alibaba Group Holding, Ltd.
2.500%, 11/28/19	4,000,000	4,030,368

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging—0.4%
Marriott International, Inc.
2.875%, 03/01/21	4,800,000	$4,870,814

Machinery-Diversified—0.1%
CNH Industrial Capital LLC
3.875%, 10/15/21 (a)	1,200,000	1,231,500

Media—1.4%
CBS Corp.
2.300%, 08/15/19	6,000,000	6,039,198
CSC Holdings LLC
7.625%, 07/15/18 (a)	2,500,000	2,637,500
NBCUniversal Enterprise, Inc.
1.974%, 04/15/19 (144A)	3,000,000	3,010,464
Time Warner, Inc.
2.100%, 06/01/19	4,000,000	4,001,648

		15,688,810

Mining—0.0%
FMG Resources August 2006 Pty, Ltd.
4.750%, 05/15/22 (144A)	500,000	501,875

Oil & Gas—1.2%
Anadarko Petroleum Corp.
4.850%, 03/15/21	2,300,000	2,454,882
California Resources Corp.
8.000%, 12/15/22 (144A) (a)	1,016,000	642,620
Sanchez Energy Corp.
7.750%, 06/15/21 (a)	1,200,000	1,086,000
Sinopec Group Overseas Development, Ltd.
2.375%, 04/12/20 (144A)	2,000,000	2,001,016
2.500%, 04/28/20 (144A)	3,500,000	3,516,480
Statoil ASA
1.639%, 11/08/18 (a) (b)	3,100,000	3,114,787

		12,815,785

Oil & Gas Services—0.2%
Petrofac, Ltd.
3.400%, 10/10/18 (144A)	1,200,000	1,128,178
Weatherford International, Ltd.
7.750%, 06/15/21 (a)	700,000	703,500

		1,831,678

Pharmaceuticals—0.5%
Allergan Funding SCS
2.350%, 03/12/18	4,000,000	4,016,700
Valeant Pharmaceuticals International, Inc.
5.375%, 03/15/20 (144A)	1,700,000	1,642,625

		5,659,325

Pipelines—1.3%
Enable Midstream Partners L.P.
2.400%, 05/15/19 (a)	2,200,000	2,191,378

Pipelines—(Continued)
Energy Transfer L.P.
4.150%, 10/01/20	1,600,000	1,661,770
EnLink Midstream Partners L.P.
2.700%, 04/01/19	500,000	498,905
Enterprise Products Operating LLC
2.550%, 10/15/19 (a)	1,600,000	1,613,814
Kinder Morgan Finance Co. LLC
6.000%, 01/15/18 (144A)	2,000,000	2,041,530
Kinder Morgan, Inc.
3.050%, 12/01/19	2,600,000	2,645,173
Sabine Pass Liquefaction LLC
5.625%, 02/01/21	2,200,000	2,395,081
Williams Partners L.P.
4.125%, 11/15/20	600,000	627,176

		13,674,827

Real Estate Investment Trusts—0.5%
American Tower Corp.
3.300%, 02/15/21 (a)	2,700,000	2,770,535
3.400%, 02/15/19	2,200,000	2,245,967

		5,016,502

Retail—0.7%
Dollar General Corp.
1.875%, 04/15/18	2,900,000	2,902,105
KSouth Africa, Ltd.
3.000%, 12/31/22 (144A) (c)	606,141	24,246
25.000%, 12/31/22 (144A) (c)	87,550	91,928
Toys “R” Us, Inc.
7.375%, 10/15/18 (a)	1,170,000	1,053,000
Walgreens Boots Alliance, Inc.
1.750%, 11/17/17 (a)	4,000,000	4,002,496

		8,073,775

Semiconductors—0.4%
Maxim Integrated Products, Inc.
2.500%, 11/15/18	4,200,000	4,234,171

Software—0.5%
Fiserv, Inc.
2.700%, 06/01/20	5,500,000	5,564,801

Telecommunications—2.0%
AT&T, Inc.
2.450%, 06/30/20	3,700,000	3,718,999
Cisco Systems, Inc.
2.450%, 06/15/20	3,800,000	3,860,982
Intelsat Jackson Holdings S.A.
7.250%, 10/15/20 (a)	500,000	472,500
Juniper Networks, Inc.
3.125%, 02/26/19	4,100,000	4,169,388
Sprint Communications, Inc.
9.000%, 11/15/18 (144A) (a)	260,000	282,181

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
3.360%, 09/20/21 (144A)	1,800,000	$1,815,750
Telefonica Emisiones S.A.U.
3.192%, 04/27/18	1,800,000	1,819,030
Verizon Communications, Inc.
2.992%, 09/14/18 (a) (b)	5,500,000	5,599,517

		21,738,347

Trucking & Leasing—0.1%
Park Aerospace Holdings, Ltd.
5.250%, 08/15/22 (144A)	1,300,000	1,358,916

Total Corporate Bonds & Notes (Cost $397,109,431)		400,211,655

U.S. Treasury & Government Agencies—31.7%

Agency Sponsored Mortgage - Backed—5.2%
Fannie Mae 15 Yr. Pool
4.500%, 09/01/24	706,559	744,845
4.500%, 03/01/25	1,419,958	1,497,399
Fannie Mae ARM Pool 2.300%, 11/01/32 (b)	16,123	16,862
2.450%, 05/01/19 (b)	726	725
2.534%, 10/01/35 (b)	28,311	28,521
2.548%, 11/01/33 (b)	3,714	3,876
2.550%, 08/01/29 (b)	6,632	6,907
2.555%, 01/01/20 (b)	34,590	34,977
2.561%, 03/01/33 (b)	12,123	12,553
2.572%, 03/01/28 (b)	11,269	11,544
2.585%, 06/01/25 (b)	83,634	85,212
2.624%, 11/01/33 (b)	8,220	8,607
2.652%, 10/01/32 (b)	27,868	29,311
2.665%, 06/01/32 (b)	10,034	10,059
2.681%, 08/01/33 (b)	116,907	122,407
2.683%, 07/01/33 (b)	50,504	52,376
2.690%, 12/01/25 (b)	11,215	11,295
2.710%, 02/01/25 (b)	85,442	88,537
2.719%, 03/01/35 (b)	38,350	39,753
2.723%, 07/01/35 (b)	33,667	35,453
2.732%, 02/01/36 (b)	73,730	76,606
2.741%, 12/01/32 (b)	329,021	347,516
2.741%, 09/01/37 (b)	57,981	61,415
2.746%, 04/01/27 (b)	6,496	6,762
2.760%, 07/01/35 (b)	48,135	50,251
2.777%, 12/01/33 (b)	79,631	84,594
2.780%, 07/01/32 (b)	3,126	3,152
2.788%, 11/01/34 (b)	7,589	7,827
2.790%, 09/01/32 (b)	14,541	14,895
2.798%, 07/01/33 (b)	59,809	63,424
2.840%, 09/01/33 (b)	3,952	4,011
2.847%, 03/01/36 (b)	212,553	223,165
2.855%, 07/01/25 (b)	2,285	2,368
2.865%, 12/01/34 (b)	45,675	47,927

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool 2.875%, 05/01/19 (b)	9,421	9,454
2.879%, 11/01/35 (b)	3,209,549	3,369,000
2.885%, 08/01/37 (b)	25,983	27,369
2.890%, 08/01/32 (b)	50,506	52,780
2.893%, 03/01/30 (b)	1,203	1,263
2.895%, 09/01/30 (b)	62,876	65,473
2.895%, 01/01/32 (b)	11,754	11,884
2.895%, 09/01/39 (b)	5,585	5,838
2.900%, 01/01/32 (b)	8,287	8,763
2.921%, 09/01/35 (b)	22,239	23,393
2.925%, 09/01/32 (b)	4,800	4,844
2.927%, 07/01/33 (b)	34,950	36,562
2.945%, 11/01/35 (b)	146,345	151,989
2.951%, 11/01/34 (b)	3,668,223	3,882,923
2.952%, 08/01/30 (b)	24,373	25,003
2.962%, 03/01/37 (b)	17,358	18,067
2.964%, 09/01/36 (b)	1,509	1,584
2.969%, 02/01/35 (b)	46,578	49,137
2.970%, 08/01/35 (b)	770,868	811,417
2.970%, 03/01/38 (b)	26,364	27,783
2.980%, 12/01/32 (b)	25,016	26,395
2.991%, 11/01/35 (b)	27,211	28,549
2.992%, 08/01/34 (b)	15,995	16,911
2.995%, 11/01/32 (b)	64,803	68,117
3.006%, 01/01/36 (b)	74,971	79,558
3.010%, 08/01/35 (b)	6,498	6,676
3.012%, 09/01/33 (b)	10,614	11,138
3.017%, 04/01/36 (b)	64,436	66,895
3.032%, 07/01/28 (b)	6,956	7,223
3.034%, 07/01/33 (b)	28,850	29,856
3.075%, 06/01/26 (b)	459	459
3.090%, 01/01/29 (b)	12,640	12,828
3.100%, 10/01/36 (b)	8,604	9,127
3.106%, 04/01/36 (b)	4,932	5,218
3.107%, 12/01/32 (b)	35,370	37,354
3.125%, 02/01/34 (b)	77,429	78,620
3.131%, 06/01/28 (b)	2,342	2,449
3.135%, 09/01/37 (b)	4,738	5,069
3.139%, 10/01/33 (b)	34,563	36,194
3.140%, 02/01/36 (b)	11,270	11,892
3.150%, 06/01/35 (b)	48,762	49,539
3.163%, 11/01/36 (b)	2,740,129	2,893,815
3.175%, 06/01/30 (b)	9,317	9,511
3.175%, 02/01/44 (b)	29,959	30,987
3.198%, 06/01/33 (b)	24,625	25,168
3.210%, 02/01/36 (b)	28,861	30,229
3.214%, 11/01/36 (b)	3,403	3,576
3.280%, 02/01/33 (b)	37,397	37,868
3.308%, 03/01/33 (b)	51,310	53,911
3.322%, 09/01/35 (a) (b)	4,460,779	4,711,092
3.331%, 02/01/33 (b)	131,892	134,694
3.338%, 02/01/32 (b)	76,370	76,882
3.403%, 12/01/35 (b)	134,696	138,941
3.407%, 05/01/33 (b)	16,881	17,786
3.440%, 06/01/34 (b)	64,612	64,282

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool 3.447%, 11/01/35 (b)	1,390,688	$1,477,929
3.455%, 03/01/36 (b)	33,932	35,440
3.458%, 09/01/32 (b)	87,613	88,487
3.458%, 03/01/36 (b)	13,650	14,510
3.481%, 09/01/33 (b)	97,557	103,227
3.498%, 08/01/33 (b)	64,446	68,970
3.500%, 04/01/34 (b)	144,732	152,681
3.505%, 03/01/36 (b)	49,787	52,171
3.525%, 05/01/32 (b)	6,655	6,688
3.525%, 08/01/32 (b)	28,659	29,268
3.525%, 04/01/34 (b)	18,638	19,153
3.560%, 04/01/35 (b)	611,783	649,281
3.560%, 04/01/40 (b)	7,417	7,854
3.597%, 03/01/37 (b)	13,958	14,817
3.612%, 05/01/34 (b)	21,649	22,864
3.625%, 10/01/33 (b)	53,363	54,524
3.625%, 05/01/34 (b)	87,679	92,138
3.700%, 02/01/25 (b)	8,567	8,628
3.708%, 08/01/32 (b)	57,114	58,095
4.504%, 05/01/34 (b)	117,807	120,506
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
3.816%, 12/25/27 (b)	4,668,518	4,783,050
3.866%, 03/25/28 (b)	5,769,874	5,915,633
4.066%, 04/25/28 (b)	4,560,217	4,723,246
4.116%, 07/25/28 (b)	390,000	406,016
Ginnie Mae II 30 Yr. Pool
4.000%, TBA (d)	15,600,000	16,415,343

		56,558,986

U.S. Treasury—26.5%
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/21 (e)	5,570,694	5,562,210
0.125%, 01/15/22 (e)	16,203,900	16,179,659
0.125%, 07/15/22 (e)	7,336,149	7,326,788
0.125%, 01/15/23 (e)	11,122,230	11,020,539
0.125%, 07/15/24 (e)	4,530,724	4,450,381
0.625%, 01/15/24 (e)	4,191,480	4,251,188
1.375%, 01/15/20 (e)	10,888,256	11,284,958
1.875%, 07/15/19 (e)	10,718,136	11,171,041
U.S. Treasury Notes
1.000%, 08/15/18 (a)	5,000,000	4,983,010
1.375%, 02/28/19	24,000,000	24,002,808
1.500%, 02/28/19	24,000,000	24,049,680
1.625%, 06/30/19	22,000,000	22,097,966
3.125%, 05/15/19 (a)	45,000,000	46,451,970
3.375%, 11/15/19 (a)	32,000,000	33,433,760
3.500%, 05/15/20	23,000,000	24,264,103
3.625%, 08/15/19	36,900,000	38,602,308

		289,132,369

Total U.S. Treasury & Government Agencies (Cost $348,413,223)		345,691,355

Asset-Backed Securities—10.7%
Security Description	Principal Amount*	Value

Asset-Backed - Credit Card—2.5%
American Express Credit Account Master Trust
2.419%, 09/15/20 (b)	1,825,000	1,838,857
Capital One Multi-Asset Execution Trust
1.199%, 07/15/20 (b)	4,850,000	4,849,857
Chase Issuance Trust
1.439%, 04/15/20 (b)	4,580,000	4,586,575
1.529%, 04/15/21 (b)	5,340,000	5,359,817
1.590%, 02/18/20	1,000,000	1,000,898
Discover Card Execution Note Trust
1.589%, 07/15/21 (b)	5,610,000	5,635,672
1.609%, 04/15/21 (b)	4,020,000	4,038,340

		27,310,016

Asset-Backed - Home Equity—0.4%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.576%, 10/25/35 (b)	737,344	734,190
GSAA Home Equity Trust
2.161%, 02/25/35 (b)	2,322,715	2,303,885
Home Loan Trust
5.980%, 06/25/34	272,132	279,781
NovaStar Mortgage Funding Trust
2.866%, 03/25/35 (b)	165,319	165,655
RAAC Trust
1.916%, 03/25/34 (b)	336,294	320,227

		3,803,738

Asset-Backed - Manufactured Housing—0.0%
Conseco Financial Corp.
7.640%, 03/15/28 (b)	488,363	498,212

Asset-Backed - Other—7.8%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.041%, 06/25/34 (b)	1,032,112	1,032,495
Apidos CLO XIV
4.850%, 04/15/25 (144A)	1,710,000	1,714,636
Atrium X
3.036%, 07/16/25 (144A) (b)	980,000	987,976
Atrium XI
3.303%, 10/23/25 (144A) (b)	3,650,000	3,636,308
BlueMountain CLO, Ltd.
2.570%, 10/29/25 (144A) (b)	540,199	540,344
BlueMountain Fuji U.S. CLO I, Ltd.
3.637%, 07/20/29 (144A) (b)	600,000	599,983
Carlyle Global Market Strategies
1.000%, 07/20/29 (144A) (b)	500,000	500,000
Carlyle Global Market Strategies CLO, Ltd.
2.606%, 01/20/29 (144A) (b)	1,710,000	1,716,543
Carlyle U.S. CLO, Ltd.
Zero Coupon, 07/20/31 (144A) (b)	642,000	642,000
Catamaran CLO, Ltd.
4.108%, 10/18/26 (144A) (b)	2,384,800	2,395,114
Cent CLO, Ltd.
2.470%, 01/30/25 (144A) (b)	3,951,677	3,953,696

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Cent CLO, Ltd. 2.589%, 11/07/26 (144A) (b)	1,710,000	$1,712,562
4.129%, 11/07/26 (144A) (b)	2,650,000	2,651,092
Centerline REIT, Inc.
4.760%, 09/21/45 (144A) (b)	833,753	837,164
5.040%, 09/21/45 (144A)	1,780,000	1,693,670
Colony American Homes
2.359%, 05/17/31 (144A) (b)	3,250,027	3,267,808
3.059%, 05/17/31 (144A) (b)	460,000	463,850
Countrywide Asset-Backed Certificates
1.966%, 03/25/34 (b)	294,683	294,068
2.266%, 12/25/34 (b)	287,440	288,411
Dryden 34 Senior Loan Fund
Zero Coupon, 10/15/26 (144A) (b)	900,000	901,819
Dryden 49 Senior Loan Fund
Zero Coupon, 07/18/30 (144A) (b)	380,000	380,000
Eaton Vance CLO, Ltd.
2.358%, 07/15/26 (144A) (b)	2,592,000	2,593,428
Galaxy CLO, Ltd.
2.408%, 04/15/25 (144A) (b)	4,465,000	4,467,697
GSAMP Trust
2.221%, 06/25/35 (b)	524,144	525,613
Highbridge Loan Management, Ltd.
5.800%, 10/20/24 (144A)	510,000	510,690
Invitation Homes Trust
2.309%, 09/17/31 (144A) (b)	2,756,544	2,761,718
2.509%, 08/17/32 (144A) (b)	2,629,504	2,641,495
2.559%, 06/17/32 (144A) (b)	4,518,324	4,559,591
2.659%, 03/17/32 (144A) (b)	1,501,224	1,514,638
2.809%, 09/17/31 (144A) (b)	2,950,000	2,949,996
Madison Park Funding, Ltd.
1.000%, 07/27/30 (b)	2,100,000	2,100,000
Morgan Stanley ABS Capital I, Inc. Trust
1.951%, 01/25/35 (b)	302,777	302,585
NZCG Funding, Ltd.
2.720%, 04/27/27 (144A) (b)	4,969,875	4,970,327
Octagon Investment Partners LLC
3.610%, 07/20/30 (144A) (b)	126,643	126,390
Octagon Investment Partners, Ltd.
2.311%, 08/12/26 (144A) (b)	400,000	399,796
2.578%, 07/15/27 (144A) (b)	3,645,114	3,646,387
Structured Asset Investment Loan Trust 2.256%, 12/25/34 (b)	539,878	540,521
SWAY Residential Trust 2.509%, 01/17/32 (144A) (b)	83,999	83,999
TCI-Cent CLO, Ltd. Zero Coupon, 07/25/30 (144A) (b)	254,559	254,559
Towd Point Mortgage Trust 2.500%, 10/25/56 (144A) (b)	2,647,724	2,650,421
2.750%, 10/25/56 (144A) (b)	2,446,803	2,465,663
2.750%, 04/25/57 (144A) (b)	1,869,593	1,887,415
3.000%, 03/25/54 (144A) (b)	1,030,599	1,042,743
Tricon American Homes Trust 2.422%, 05/17/32 (144A) (b)	4,457,815	4,482,732
Voya CLO, Ltd. Zero Coupon, 07/20/30 (144A) (b) (f)	221,301	221,301

Asset-Backed - Other—(Continued)
Voya CLO, Ltd. 2.638%, 04/18/27 (144A) (b)	1,190,000	1,197,047
2.658%, 10/14/26 (144A) (b)	1,070,000	1,070,477
West CLO, Ltd. 3.258%, 07/18/26 (144A) (b)	1,230,000	1,229,990
4.008%, 07/18/26 (144A) (b)	3,240,000	3,240,233

		84,646,991

Total Asset-Backed Securities (Cost $115,273,482)		116,258,957

Mortgage-Backed Securities—10.7%

Collateralized Mortgage Obligations—8.3%
Adjustable Rate Mortgage Trust 3.374%, 02/25/35 (b)	1,927,332	1,895,945
American Home Mortgage Investment Trust 2.930%, 10/25/34 (b)	1,175,479	1,151,817
CHL Mortgage Pass-Through Trust 3.157%, 07/25/34 (b)	675,245	677,519
3.608%, 05/25/34 (b)	1,298,526	1,289,162
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, 09/25/19	197,293	201,986
Fannie Mae Connecticut Avenue Securities 2.166%, 05/25/24 (b)	126,099	126,332
4.116%, 07/25/24 (b)	1,470,000	1,553,338
4.216%, 07/25/24 (b)	5,625,000	5,997,863
4.766%, 07/25/29 (b)	2,980,000	3,147,025
5.216%, 05/25/25 (b)	3,346,012	3,594,146
5.516%, 02/25/25 (b)	5,175,788	5,630,630
5.766%, 02/25/25 (b)	5,049,969	5,455,094
6.116%, 11/25/24 (b)	332,651	380,154
6.216%, 11/25/24 (b)	1,924,836	2,169,830
6.216%, 07/25/25 (b)	3,479,000	3,858,556
First Horizon Alternative Mortgage Securities Trust 2.848%, 12/25/34 (b)	887,180	864,531
Freddie Mac Structured Agency Credit Risk Debt Notes 2.566%, 03/25/29 (b)	250,000	254,035
3.066%, 10/25/27 (b)	4,560,000	4,677,085
3.416%, 02/25/24 (b)	276,996	284,758
3.416%, 03/25/25 (b)	1,032,069	1,044,019
3.416%, 10/25/28 (b)	2,500,000	2,551,516
3.466%, 11/25/28 (b)	1,770,000	1,818,876
3.616%, 08/25/24 (b)	124,684	125,232
3.616%, 01/25/25 (b)	869,991	873,837
3.716%, 08/25/24 (b)	2,430,317	2,464,974
3.866%, 10/25/24 (b)	924,890	932,045
3.966%, 09/25/28 (b)	800,000	830,113
4.016%, 05/25/28 (b)	5,132,520	5,313,962
4.516%, 10/25/27 (b)	1,500,000	1,676,829
5.016%, 03/25/25 (b)	3,840,000	4,175,527
5.116%, 12/25/27 (b)	4,925,000	5,438,038
5.216%, 08/25/24 (b)	450,000	491,144

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 5.766%, 10/25/24 (b)	990,658	$1,091,796
5.916%, 03/25/28 (b)	1,000,000	1,137,066
Impac Secured Assets CMN Owner Trust
1.981%, 02/25/35 (b)	1,120,000	1,103,200
MASTR Alternative Loan Trust
5.000%, 02/25/18	71,674	73,062
5.000%, 08/25/18	138,596	139,401
5.500%, 12/25/18	104,939	105,445
5.500%, 04/25/19	210,761	213,447
5.542%, 11/25/19 (b)	259,379	263,402
Merrill Lynch Mortgage Investors Trust
1.956%, 03/25/28 (b)	588,772	560,805
2.094%, 01/25/29 (b)	692,907	654,481
3.045%, 04/25/35 (b)	366,166	355,095
3.141%, 10/25/36 (b)	1,169,811	1,148,823
New York Mortgage Trust
1.891%, 02/25/36 (b)	435,455	386,519
Sequoia Mortgage Trust
1.852%, 11/20/34 (b)	419,266	389,868
Structured Adjustable Rate Mortgage Loan Trust
1.656%, 08/25/35 (b)	958,638	914,041
3.366%, 09/25/34 (b)	2,015,655	2,004,962
Structured Asset Mortgage Investments Trust
1.909%, 02/19/35 (b)	747,669	696,854
1.949%, 12/19/33 (b)	308,123	296,610
Thornburg Mortgage Securities Trust
1.856%, 09/25/43 (b)	471,501	455,321
WaMu Mortgage Pass-Through Certificates Trust
1.446%, 04/25/45 (b)	2,041,490	1,946,933
1.506%, 07/25/45 (b)	1,146,648	1,114,639
1.546%, 01/25/45 (b)	2,420,343	2,357,982
Wells Fargo Mortgage-Backed Securities Trust
3.116%, 02/25/35 (b)	1,092,828	1,107,945
3.152%, 06/25/35 (b)	720,673	721,151

		90,184,766

Commercial Mortgage-Backed Securities—2.4%
Banc of America Commercial Mortgage Trust
5.695%, 07/10/46 (b)	278,450	277,999
5.842%, 09/10/45 (b)	1,130,000	1,127,476
Bear Stearns Commercial Mortgage Securities Trust
5.279%, 10/12/42 (b)	800,000	790,614
5.611%, 09/11/41 (b)	23,786	23,901
CD Commercial Mortgage Trust
5.434%, 07/15/44 (b)	635,318	634,421
Citigroup Commercial Mortgage Trust
1.571%, 02/10/48 (b) (g)	3,821,135	309,806
5.482%, 10/15/49	1,000,153	945,755
5.866%, 12/10/49 (b)	2,200,000	2,201,470
Colony Multifamily Mortgage Trust
2.543%, 04/20/50 (144A)	1,530,678	1,525,144

Commercial Mortgage-Backed Securities—(Continued)
Core Industrial Trust
3.040%, 02/10/34 (144A)	2,110,000	2,165,006
CSAIL Commercial Mortgage Trust
1.008%, 06/15/57 (b) (g)	15,924,660	772,674
GE Commercial Mortgage Corp. Trust
5.606%, 12/10/49 (b)	960,000	968,423
Greenwich Capital Commercial Mortgage Trust
5.951%, 07/10/38 (b)	2,195,792	2,086,711
GS Mortgage Securities Corp. II
1.029%, 05/10/50 (b) (g)	20,050,496	949,814
JPMorgan Chase Commercial Mortgage Securities Trust
5.115%, 07/15/41	11,690	11,691
5.464%, 12/12/43	271,502	271,369
5.824%, 12/15/44 (b)	1,922,568	1,917,944
LB-UBS Commercial Mortgage Trust
5.276%, 02/15/41 (b)	870,023	870,391
Merrill Lynch Mortgage Trust
5.540%, 11/12/37 (b)	779,661	778,807
Morgan Stanley Capital Trust
5.628%, 03/12/44 (b)	497,776	497,489
Multi Security Asset Trust L.P.
5.880%, 11/28/35 (144A) (b)	4,350,000	4,371,653
Resource Capital Corp., Ltd.
2.222%, 04/15/32 (144A) (b)	267,199	267,164
2.572%, 08/15/32 (144A) (b)	480,154	478,828
Wachovia Bank Commercial Mortgage Trust
6.131%, 10/15/35 (144A) (b)	321,851	329,065
Wells Fargo Commercial Mortgage Trust
1.802%, 11/15/49 (b) (g)	14,376,821	1,482,868

		26,056,483

Total Mortgage-Backed Securities (Cost $115,122,534)		116,241,249

Floating Rate Loans (h)—5.7%

Aerospace/Defense—0.3%
FGI Operating Co. LLC
Term Loan, 5.500%, 04/19/19	3,640,286	3,461,304

Air Freight & Logistics—0.1%
XPO Logistics, Inc.
Term Loan B, 3.405%, 11/01/21	1,190,103	1,194,566

Airlines—0.0%
Air Canada
Term Loan B, 3.460%, 10/06/23	33,034	33,213
United Airlines, Inc.
Term Loan B, 3.422%, 04/01/24	148,501	149,225

		182,438

Auto Manufacturers—0.1%
Navistar International Corp.
Term Loan B, 5.090%, 08/07/20	881,904	893,206

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Auto Parts & Equipment—0.0%
Goodyear Tire & Rubber Co. (The)
2nd Lien Term Loan, 3.120%, 04/30/19	186,125	$187,792
TI Group Automotive Systems LLC
Term Loan, 3.976%, 06/30/22	96,081	96,201

		283,993

Chemicals—0.1%
Chemours Company (The)
Term Loan B, 3.570%, 05/12/22	446,963	449,198
OCI Beaumont LLC
Term Loan B3, 8.025%, 08/20/19	581,652	588,922

		1,038,120

Coal—0.2%
Bowie Resource Holdings LLC
1st Lien Term Loan, 6.976%, 08/14/20	1,378,842	1,335,178
2nd Lien Delayed Draw Term Loan, 11.976%, 02/16/21	371,429	346,822

		1,682,000

Commercial Services—0.3%
Avis Budget Car Rental LLC
Term Loan B, 3.300%, 03/15/22	1,191,952	1,189,270
Hertz Corp. (The)
Term Loan B, 06/30/23 (i)	1,700,000	1,697,743
Live Nation Entertainment, Inc.
Term Loan B2, 3.500%, 10/31/23	64,704	64,844

		2,951,857

Computers—0.3%
Abacus Innovations Corp.
Term Loan B, 3.500%, 08/16/23	188,623	190,250
Dell, Inc.
Term Loan A3, 3.230%, 12/31/18	657,570	659,282
Sungard Availability Services Capital, Inc.
Term Loan B, 6.226%, 03/31/19	1,943,869	1,943,177

		2,792,709

Diversified Financial Services—0.2%
Lightstone Generation LLC
Term Loan B, 5.724%, 01/30/24	2,348,829	2,299,243
Term Loan C, 5.726%, 01/30/24	145,270	142,203

		2,441,446

Electric—0.3%
Calpine Construction Finance Co. L.P.
Term Loan B1, 3.480%, 05/03/20	1,989,637	1,989,327
EFS Cogen Holdings I LLC
Term Loan B, 4.796%, 06/28/23	111,581	112,487
NRG Energy, Inc.
Term Loan B, 3.546%, 06/30/23	801,900	801,328

		2,903,142

Entertainment—0.3%
Greektown Holdings LLC
Term Loan B, 4.226%, 03/21/24	3,042,643	3,046,921
Lions Gate Entertainment Corp.
Term Loan A, 3.226%, 12/08/21	439,898	441,410

		3,488,331

Food—0.4%
Aramark Services, Inc.
Term Loan A, 2.976%, 03/09/22	310,288	311,839
JBS USA LLC
Term Loan B, 5.750%, 10/30/22	4,384,625	4,279,807

		4,591,646

Forest Products & Paper—0.2%
Appvion, Inc.
Term Loan, 7.790%, 06/28/19	1,033,832	1,007,555
Caraustar Industries, Inc.
Term Loan B, 6.796%, 03/14/22	1,186,980	1,189,948

		2,197,503

Healthcare-Services—0.4%
Cyanco Intermediate Corp.
Term Loan B, 5.726%, 05/01/20	1,873,835	1,884,765
U.S. Renal Care, Inc.
Term Loan B, 5.546%, 12/31/22	2,244,304	2,185,391

		4,070,156

Household Products/Wares—0.1%
Spectrum Brands, Inc.
Term Loan B, 3.179%, 06/23/22	1,437,972	1,444,802

Industrial Conglomerates—0.1%
OSG Bulk Ships, Inc.
Term Loan, 5.430%, 08/05/19	764,336	726,119

Insurance—0.0%
RPI Finance Trust
Term Loan A3, 3.046%, 10/14/21	246,704	247,012

Internet Software & Services—0.1%
Onsite U.S. Finco LLC
Term Loan, 5.716%, 07/30/21 (j)	1,801,958	1,351,468
Rackspace Hosting, Inc.
1st Lien Term Loan, 4.172%, 11/03/23	325,144	323,518

		1,674,986

IT Services—0.0%
Global Payments Inc.
Delayed Draw Term Loan A, 2.939%, 10/29/21	524,664	524,664

Leisure Time—0.0%
Aristocrat Leisure, Ltd.
Term Loan B, 3.406%, 10/20/21	111,482	112,095

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Lodging—0.0%
Caesars Entertainment Operating Co.
Term Loan, 03/31/24 (i)	70,777	$70,645

Machinery—0.3%
Allison Transmission, Inc.
Term Loan B3, 3.220%, 09/23/22	709,598	714,678
Harsco Corp.
Term Loan B, 6.250%, 11/02/23	194,597	198,246
UTEX Industries, Inc.
1st Lien Term Loan, 5.226%, 05/22/21	2,626,994	2,362,106
Zebra Technologies Corp.
Term Loan B, 3.723%, 10/27/21	332,307	334,178

		3,609,208

Media—0.0%
Altice U.S. Finance I Corp.
Term Loan, 3.466%, 07/28/25	167,203	167,328
AMC Entertainment, Inc.
Term Loan, 3.459%, 12/15/22	101,472	101,885
Term Loan B, 3.466%, 12/15/23	65,029	65,232

		334,445

Oil & Gas—0.4%
Fieldwood Energy LLC
1st Lien Term Loan, 4.171%, 09/28/18	3,636,576	3,506,266
Oxbow Carbon LLC
Term Loan B, 4.726%, 01/19/20	483,835	488,068

		3,994,334

Oil & Gas Services—0.1%
Navios Maritime Midstream Partners L.P.
Term Loan B, 5.780%, 06/18/20	852,689	852,333

Pharmaceuticals—0.1%
Endo Luxembourg Finance Co. I S.a.r.l.
Term Loan B, 5.500%, 04/29/24	384,151	387,842
Valeant Pharmaceuticals International, Inc.
Term Loan B F1, 5.830%, 04/01/22*	883,283	896,226

		1,284,068

Retail—0.6%
Ascena Retail Group, Inc.
Term Loan B, 5.625%, 08/21/22	2,294,304	1,953,983
Dollar Tree, Inc.
Term Loan A, 2.938%, 07/06/20	357,935	358,830
Evergreen Acqco 1 L.P.
Term Loan, 5.000%, 07/09/19	2,491,558	2,373,209
PetSmart, Inc.
Term Loan B2, 4.220%, 03/11/22	1,915,051	1,783,241
Smart & Final Stores LLC
1st Lien Term Loan, 4.796%, 11/15/22	628,686	608,777

		7,078,040

Semiconductors—0.2%
MKS Instruments, Inc.
Term Loan B2, 3.976%, 05/01/23	163,242	164,262
ON Semiconductor Corp.
Term Loan B, 3.476%, 03/31/23	1,775,103	1,780,096

		1,944,358

Software—0.2%
BMC Software Finance, Inc.
Revolver Term Loan, 0.500%, 09/10/18 (k)	1,825,218	1,761,335

Technology Hardware, Storage & Peripherals—0.1%
Western Digital Corp.
Term Loan B, 3.976%, 04/29/23	551,687	555,867

Telecommunications—0.2%
CommScope, Inc.
Term Loan B5, 3.296%, 12/29/22	426,378	427,710
Consolidated Communications, Inc.
Term Loan B, 4.230%, 10/04/23	161,661	162,752
CSC Holdings LLC
1st Lien Term Loan, 3.459%, 07/17/25	807,605	806,344
Global Tel*Link Corp.
1st Lien Term Loan, 5.046%, 05/23/20	185,335	185,509
UPC Financing Partnership
Term Loan AP, 3.909%, 04/15/25	202,921	203,403

		1,785,718

Total Floating Rate Loans (Cost $63,753,335)		62,172,446

Foreign Government—1.6%

Sovereign—1.6%
Brazil Notas do Tesouro Nacional
6.000%, 08/15/18 (BRL) (e)	600,000	549,799
10.000%, 01/01/21 (BRL)	5,500,000	1,582,181
Export-Import Bank of China (The)
2.500%, 07/31/19 (144A)	4,000,000	4,026,898
Export-Import Bank of Korea
2.250%, 01/21/20	5,000,000	4,991,160
Indonesia Treasury Bonds
8.250%, 07/15/21 (IDR)	16,800,000,000	1,327,361
Japan Bank for International Cooperation
2.125%, 06/01/20	1,700,000	1,699,806
Mexican Bonos
7.750%, 12/14/17 (MXN)	19,000,000	1,050,359
8.500%, 12/13/18 (MXN)	17,100,000	963,687
Serbia International Bonds
5.250%, 11/21/17 (144A)	1,200,000	1,213,881

Total Foreign Government (Cost $17,299,654)		17,405,132

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Municipals—0.7%

Security Description	Shares/ Principal Amount*	Value
Industry Public Facilities Authority, Tax Allocation Revenue
3.389%, 01/01/20	3,525,000	$3,589,402
State of Pennsylvania, General Obligation, Ltd.
5.000%, 01/15/20	2,800,000	3,052,140
State of Texas, General Obligation Unlimited
5.000%, 04/01/21	1,185,000	1,345,295

Total Municipals (Cost $7,953,884)		7,986,837

Investment Company Security—0.4%
PowerShares Senior Loan Portfolio (a) (Cost $3,830,888)	165,000	3,818,100

Common Stocks—0.1%

Diversified Financial Services—0.0%
Edcon Holdings, Ltd. (f) (j)	8,217,950	6,282
Edcon Holdings, Ltd. (f) (j)	817,800	625

		6,907

Oil, Gas & Consumable Fuels—0.1%
Energy XXI Gulf Coast, Inc. (a) (l)	38,479	714,555
Halcon Resources Corp. (a) (l)	65,445	297,120
Linn Energy, Inc. (a) (l)	8,053	245,939

		1,257,614

Paper & Forest Products—0.0%
Verso Corp. - Class A (a) (l)	1,665	7,809

Total Common Stocks (Cost $3,433,840)		1,272,330

Warrant—0.0%

Oil, Gas & Consumable Fuels—0.0%
Halcon Resources Corp., Expires 09/09/20 (l)	5,835	3,618

Paper & Forest Products—0.0%
Verso Corp., Expires 07/25/23 (l)	175	26

Total Warrants (Cost $0)		3,644

Short-Term Investments—3.2%

Discount Note—1.7%
Federal Home Loan Bank 0.439%, 07/03/17 (m)	19,000,000	18,999,314

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $16,009,687 on 07/03/17, collateralized by $15,285,000 U.S. Treasury Note at 3.625% due 02/15/20 with a value of $16,332,282.	16,009,527	16,009,527

Total Short-Term Investments (Cost $35,008,841)		35,008,841

Securities Lending Reinvestments (n)—11.7%

Certificates of Deposit—2.7%
ABN AMRO Bank NV
Zero Coupon, 09/05/17	995,818	997,900
Bank of Montreal
1.130%, 07/07/17	2,000,000	1,999,980
Bank of Nova Scotia Houston
1.492%, 11/03/17 (b)	500,000	500,494
Bank of Tokyo-Mitsubishi, Ltd.
1.602%, 11/16/17 (b)	2,000,000	2,001,952
BNP Paribas New York
1.524%, 08/04/17 (b)	500,000	500,060
Canadian Imperial Bank
1.630%, 10/27/17 (b)	250,000	250,281
Credit Suisse AG New York
1.314%, 11/07/17 (b)	2,000,000	2,000,162
DNB NOR Bank ASA
1.412%, 07/28/17 (b)	400,000	400,050
KBC Bank NV
Zero Coupon, 09/08/17	1,993,124	1,995,620
Landesbank Baden-Wuerttemberg
1.150%, 07/03/17	1,500,000	1,499,985
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (b)	1,000,000	1,000,023
1.401%, 09/01/17 (b)	1,000,000	1,000,606
Mizuho Bank, Ltd., New York
1.400%, 11/27/17 (b)	1,000,000	999,540
1.451%, 09/01/17 (b)	1,300,000	1,300,283
1.610%, 08/02/17 (b)	750,000	750,229
Norinchukin Bank New York
1.297%, 11/13/17 (b)	1,000,000	1,000,078
1.687%, 07/12/17 (b)	1,500,000	1,500,181
Sumitomo Mitsui Banking Corp., New York
1.330%, 02/08/18 (b)	100,000	99,991
1.551%, 08/01/17 (b)	1,600,000	1,600,622
Sumitomo Mitsui Trust Bank, Ltd., New York
1.230%, 12/04/17 (b)	2,000,000	1,999,804
1.297%, 11/13/17 (b)	1,500,000	1,499,890
1.552%, 08/16/17 (b)	1,000,000	1,000,301
Toronto Dominion Bank New York
1.467%, 03/13/18 (b)	600,000	600,446
1.475%, 01/10/18 (b)	1,500,000	1,502,494
UBS, Stamford
1.722%, 07/31/17 (b)	400,409	400,228

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (n)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Wells Fargo Bank San Francisco N.A.
1.547%, 10/26/17 (b)	750,000	$750,671

		29,151,871

Commercial Paper—1.2%
Barton Capital S.A.
1.210%, 07/10/17	996,841	999,674
Commonwealth Bank Australia
1.391%, 03/01/18	1,500,000	1,501,169
Erste Abwicklungsanstalt
1.379%, 07/18/17 (b)	2,400,000	2,400,139
ING Funding LLC
1.234%, 12/07/17 (b)	2,000,000	2,000,691
1.277%, 11/13/17 (b)	1,000,000	999,927
Manhattan Asset Funding Co.
1.434%, 09/07/17 (b)	1,200,000	1,200,072
National Australia Bank, Ltd.
1.563%, 12/06/17 (b)	1,000,000	1,001,351
Ridgefield Funding Co. LLC
1.434%, 09/07/17 (b)	1,000,000	1,000,400
Sheffield Receivables Co.
1.230%, 07/07/17	996,891	999,766
Westpac Banking Corp.
1.506%, 10/20/17 (b)	1,000,000	1,000,997

		13,104,186

Repurchase Agreements—5.9%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $1,479,225 on 07/03/17, collateralized by $1,539,709 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $1,508,675.	1,479,092	1,479,092
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $13,501,238 on 07/03/17, collateralized by $13,448,117 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $13,770,001.	13,500,000	13,500,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $15,001,500 on 07/03/17, collateralized by $15,251,000 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $15,300,046.	15,000,000	15,000,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $7,505,813 on 07/03/17, collateralized by $1,630 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $8,338,676.	7,500,000	7,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $1,507,268 on 09/29/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $711,338 on 10/02/17, collateralized by various Common Stock with a value of $770,000.	700,000	700,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,511,471 on 10/02/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $10,001,117 on 07/03/17, collateralized by $19,940,618 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $10,201,188.	10,000,000	10,000,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $8,000,787 on 07/03/17, collateralized by $12,014,106 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $8,160,000.	8,000,000	8,000,000
Royal Bank of Scotland Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $5,001,031 on 07/07/17, collateralized by $5,105,522 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $5,100,141.	5,000,000	5,000,000

		64,179,092

Time Deposits—1.9%
Australia New Zealand Bank
1.150%, 07/03/17	800,000	800,000

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (n)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Credit Industriel et Commercial
1.100%, 07/03/17	5,500,000	$5,500,000
Landesbank Baden-Wuerttemberg
1.200%, 07/03/17	1,500,000	1,500,000
Nordea Bank New York
1.050%, 07/03/17	5,300,000	5,300,000
Shinkin Central Bank
1.330%, 07/25/17	2,000,000	2,000,000
Standard Chartered plc
1.200%, 07/03/17	5,400,000	5,400,000

		20,500,000

Total Securities Lending Reinvestments (Cost $126,921,603)		126,935,149

Total Investments—113.2% (Cost $1,234,120,715) (o)		1,233,005,695
Unfunded Loan Commitments—(0.2)% (Cost $(1,825,218))		(1,825,218)
Net Investments—113.0% (Cost $1,232,295,497)		1,231,180,477
Other assets and liabilities (net)—(13.0)%		(142,030,202)

Net Assets—100.0%		$1,089,150,275

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $123,779,001 and the collateral received consisted of cash in the amount of $126,912,173. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	Principal amount of security is adjusted for inflation.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent less than 0.05% of net assets.
(g)	Interest only security.
(h)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(i)	This loan will settle after June 30, 2017, at which time the interest rate will be determined.
(j)	Illiquid security. As of June 30, 2017, these securities represent 0.1% of net assets.
(k)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(l)	Non-income producing security.
(m)	The rate shown represents current yield to maturity.
(n)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(o)	As of June 30, 2017, the aggregate cost of investments was $1,232,295,497. The aggregate unrealized appreciation and depreciation of investments were $11,974,359 and $(13,089,379), respectively, resulting in net unrealized appreciation of $(1,115,020).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $181,291,652, which is 16.6% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CHF)—	Swiss Franc
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(MXN)—	Mexican Peso

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 30 Yr. Pool	4.000%	TBA	$(8,900,000)	$(9,381,504)	$(9,355,777)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	5,800,000	Deutsche Bank AG	10/26/17	USD	6,420,600	$243,949
EUR	3,000,000	Goldman Sachs Bank USA	10/26/17	USD	3,382,350	64,830
INR	51,540,000	Deutsche Bank AG	10/26/17	USD	784,326	1,623
INR	45,300,000	JPMorgan Chase Bank N.A.	10/26/17	USD	688,450	2,344
MXN	120,300,000	JPMorgan Chase Bank N.A.	10/26/17	USD	6,155,751	357,447

Contracts to Deliver
AUD	4,331,148	Deutsche Bank AG	10/26/17	USD	3,186,989	(137,216)
AUD	4,000,000	JPMorgan Chase Bank N.A.	10/26/17	USD	2,946,140	(123,905)
CAD	1,160,000	JPMorgan Chase Bank N.A.	10/26/17	USD	886,708	(9,276)
CAD	800,000	JPMorgan Chase Bank N.A.	10/26/17	USD	587,587	(30,332)
EUR	253,765	Barclays Bank plc	10/26/17	USD	277,917	(13,674)
EUR	2,962,067	Citibank N.A.	10/26/17	USD	3,244,708	(158,886)
EUR	8,571,294	Deutsche Bank AG	10/26/17	USD	9,394,995	(453,937)
EUR	3,500,000	Deutsche Bank AG	10/26/17	USD	3,838,450	(183,261)
EUR	9,213,000	Goldman Sachs Bank USA	10/26/17	USD	10,094,684	(491,607)
EUR	2,576,608	JPMorgan Chase Bank N.A.	10/26/17	USD	2,823,627	(137,050)
EUR	1,035,310	JPMorgan Chase Bank N.A.	10/26/17	USD	1,134,974	(54,659)
GBP	1,310,000	Deutsche Bank AG	10/26/17	USD	1,703,852	(8,255)
JPY	99,997,600	Citibank N.A.	10/26/17	USD	883,519	(10,106)
JPY	88,300,000	HSBC Bank plc	10/26/17	USD	780,035	(9,055)
JPY	361,284,375	JPMorgan Chase Bank N.A.	10/26/17	USD	3,190,924	(37,683)
JPY	73,371,250	JPMorgan Chase Bank N.A.	10/26/17	USD	648,199	(7,481)

Cross Currency Contracts to Buy
GBP	830,000	JPMorgan Chase Bank N.A.	10/26/17	SEK	9,156,975	(9,240)
SEK	9,530,088	JPMorgan Chase Bank N.A.	10/26/17	GBP	830,000	53,817

Net Unrealized Depreciation						$(1,151,613)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Canada Government Bond 10 Year Futures	09/20/17	31	CAD	4,476,543	$(92,144)
U.S. Treasury Note 2 Year Futures	09/29/17	960	USD	207,730,583	(265,582)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	09/20/17	(169)	USD	(21,312,306)	97,525
U.S. Treasury Note 5 Year Futures	09/29/17	(364)	USD	(42,996,590)	104,308

Net Unrealized Depreciation					$(155,893)

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Swap Agreements

OTC Cross-Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Fixed rate equal to 2.125% based on the notional amount of currency received	10/13/17	Citibank N.A.	$2,241,399	CHF	2,000,000	$151,862	$—	$151,862
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Fixed rate equal to 2.125% based on the notional amount of currency received	10/13/17	JPMorgan Chase Bank N.A.	781,250	CHF	750,000	(8,139)	1,056	(9,195)

Totals							$143,723	$1,056	$142,667

(a)	At the maturity date, the notional amount of the the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Pay	3M LIBOR-BBA	1.152%	03/20/18	Citibank N.A.	Markit iBoxx USD Liquid High Yield Index	USD	2,350,000	$17,443	$—	$17,443
Pay	3M LIBOR-BBA	1.274%	06/20/18	Citibank N.A.	Markit iBoxx USD Liquid High Yield Index	USD	2,350,000	32,769	—	32,769

Totals								$50,212	$—	$50,212

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.28	(5.000%)	06/20/22	3.392%	USD	2,350,000	$10,128
CDX.NA.HY.28	(5.000%)	06/20/22	3.392%	USD	2,350,000	(1,227)
ITRAXX.EUR.27	(1.000%)	06/20/22	0.561%	EUR	6,600,000	(11,325)
ITRAXX.EUR.27	(1.000%)	06/20/22	0.561%	EUR	6,900,000	(203)
ITRAXX.EUR.27	(1.000%)	06/20/22	0.561%	EUR	7,100,000	(28,892)
Olin Corp. 1.000%, due 12/20/21	(1.000%)	12/20/21	1.466%	USD	1,000,000	(5,562)

Net Unrealized Depreciation						$(37,081)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.28	1.000%	06/20/22	0.607%	USD	7,700,000	$862
CDX.NA.IG.28	1.000%	06/20/22	0.607%	USD	7,600,000	(5,140)
CDX.NA.IG.28	1.000%	06/20/22	0.607%	USD	7,600,000	(1,054)

Net Unrealized Depreciation						$(5,332)

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
AES Corp. 1.000%, due 06/01/19	(5.000%)	06/20/21	JPMorgan Chase Bank N.A.	1.224%	USD	600,000	$(85,942)	$(63,915)	$(22,027)
AES Corp. 1.000%, due 06/01/19	(5.000%)	06/21/21	JPMorgan Chase Bank N.A.	1.226%	USD	500,000	(71,625)	(56,973)	(14,652)
AES Corp. 1.000%, due 06/01/19	(5.000%)	06/21/21	JPMorgan Chase Bank N.A.	1.226%	USD	500,000	(71,625)	(51,976)	(19,649)
AES Corp. 1.000%, due 06/01/19	(5.000%)	06/21/21	JPMorgan Chase Bank N.A.	1.226%	USD	1,500,000	(214,874)	(170,919)	(43,955)
AES Corp. 5.000%, due 06/20/22	(5.000%)	06/20/22	JPMorgan Chase Bank N.A.	1.801%	USD	1,300,000	(191,926)	(177,082)	(14,844)
AES Corp. 5.000%, due 06/20/22	(5.000%)	06/20/22	JPMorgan Chase Bank N.A.	1.801%	USD	2,000,000	(295,270)	(281,770)	(13,500)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Citibank N.A.	0.598%	USD	2,500,000	(214,653)	(129,684)	(84,969)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Credit Suisse International	0.598%	USD	2,000,000	(171,723)	(86,028)	(85,695)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Credit Suisse International	0.598%	USD	5,000,000	(429,307)	(249,868)	(179,439)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Credit Suisse International	0.598%	USD	5,000,000	(429,307)	(228,025)	(201,282)
Best Buy Co., Inc. 6.000%, due 06/20/22	(5.000%)	06/20/22	Citibank N.A.	1.247%	USD	660,000	(116,066)	(107,750)	(8,316)
Best Buy Co., Inc. 5.000%, due 06/20/22	(5.000%)	06/20/22	JPMorgan Chase Bank N.A.	1.247%	USD	650,000	(114,308)	(116,574)	2,266
CSC Holdings LLC 5.000%, due 09/20/18	(5.000%)	09/20/18	Barclays Bank plc	0.336%	USD	2,500,000	(142,670)	(146,999)	4,329
Calpine Corp. 5.375%, due 01/15/23	(5.000%)	06/21/21	JPMorgan Chase Bank N.A.	3.128%	USD	80,000	5,490	5,141	349
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	06/20/18	Citibank N.A.	0.158%	USD	5,500,000	(259,719)	(628,661)	368,942
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	09/20/19	Credit Suisse International	0.416%	USD	2,000,000	(201,640)	(285,162)	83,522
Olin Corp. 5.500%, due 08/15/22	(1.000%)	06/20/21	Citibank N.A.	1.203%	USD	2,200,000	16,979	168,529	(151,550)
Springleaf Finance Corp. 5.000%, due 06/20/20	(5.000%)	06/20/20	Barclays Bank plc	1.813%	USD	600,000	(54,272)	(55,619)	1,347
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	03/20/19	Barclays Bank plc	1.124%	USD	1,800,000	(118,472)	(145,060)	26,588
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	03/20/19	Citibank N.A.	1.124%	USD	2,500,000	(164,545)	(220,999)	56,454
Toys “R” Us, Inc. 7.375%, due 10/15/18	(5.000%)	12/20/18	JPMorgan Chase Bank N.A.	11.932%	USD	1,170,000	107,333	292,500	(185,167)

Totals							$(3,218,142)	$(2,736,894)	$(481,248)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Calpine Corp. 5.375%, due 01/25/23	5.000%	06/20/21	JPMorgan Chase Bank N.A.	3.124%	USD	135,000	$9,277	$6,556	$2,721
Calpine Corp. 5.375%, due 01/15/23	5.000%	06/21/21	JPMorgan Chase Bank N.A.	3.128%	USD	225,000	15,440	14,460	980
Calpine Corp. 5.375%, due 01/15/23	5.000%	06/21/21	JPMorgan Chase Bank N.A.	3.128%	USD	225,000	15,440	10,417	5,023

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Calpine Corp. 5.375%, due 01/15/23	5.000%	06/20/22	JPMorgan Chase Bank N.A.	4.159%	USD	350,000	$12,793	$25,327	$(12,534)
Calpine Corp. 5.375%, due 01/15/23	5.000%	06/20/22	JPMorgan Chase Bank N.A.	4.159%	USD	75,000	2,741	5,809	(3,068)
Federative Republic of Brazil 1.000%, due 06/20/22	1.000%	06/20/22	Credit Suisse International	2.376%	USD	3,600,000	(226,151)	(239,341)	13,190
Simon Property Group L.P. 1.000%, due 06/20/22	1.000%	06/20/22	Citibank N.A.	0.848%	USD	1,300,000	9,304	4,387	4,917
Simon Property Group L.P. 1.000%, due 06/20/22	1.000%	06/20/22	Citibank N.A.	0.848%	USD	650,000	4,652	1,228	3,424
United Mexico States 5.950%, due 03/19/19	1.000%	06/20/20	Citibank N.A.	0.615%	USD	1,600,000	17,943	(20,033)	37,976

Totals							$(138,561)	$(191,190)	$52,629

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Bespoke 58% HY/42% IG 0-3% CDX Tranche	1.000%	06/20/19	Citibank N.A.	0.000%	USD	570,000	$(101,323)	$(153,900)	$52,577
Bespoke Hong Kong 3-5% CDX Tranche	1.000%	12/20/18	Citibank N.A.	0.000%	USD	3,000,000	(17,716)	(126,283)	108,567

Totals							$(119,039)	$(280,183)	$161,144

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(SEK)—	Swedish Krona
(USD)—	United States Dollar
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(ITRAXX.EUR)—	Markit iTraxx Europe Index
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$400,211,655	$—	$400,211,655
Total U.S. Treasury & Government Agencies*	—	345,691,355	—	345,691,355
Asset-Backed Securities
Asset-Backed - Credit Card	—	27,310,016	—	27,310,016
Asset-Backed - Home Equity	—	3,803,738	—	3,803,738
Asset-Backed - Manufactured Housing	—	498,212	—	498,212
Asset-Backed - Other	—	84,425,690	221,301	84,646,991
Total Asset-Backed Securities	—	116,037,656	221,301	116,258,957
Total Mortgage-Backed Securities*	—	116,241,249	—	116,241,249
Total Floating Rate Loans (Less Unfunded Loan Commitments)*	—	60,347,228	—	60,347,228
Total Foreign Government*	—	17,405,132	—	17,405,132
Total Municipals	—	7,986,837	—	7,986,837
Total Investment Company Security	3,818,100	—	—	3,818,100
Common Stocks
Diversified Financial Services	—	—	6,907	6,907
Oil, Gas & Consumable Fuels	960,494	—	297,120	1,257,614
Paper & Forest Products	7,809	—	—	7,809
Total Common Stocks	968,303	—	304,027	1,272,330
Total Warrant*	3,644	—	—	3,644
Total Short-Term Investments*	—	35,008,841	—	35,008,841
Total Securities Lending Reinvestments*	—	126,935,149	—	126,935,149
Total Net Investments	$4,790,047	$1,225,865,102	$525,328	$1,231,180,477

Collateral for Securities Loaned (Liability)	$—	$(126,912,173)	$—	$(126,912,173)
TBA Forward Sales Commitments	$—	$(9,355,777)	$—	$(9,355,777)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$724,010	$—	$724,010
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,875,623)	—	(1,875,623)
Total Forward Contracts	$—	$(1,151,613)	$—	$(1,151,613)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$201,833	$—	$—	$201,833
Futures Contracts (Unrealized Depreciation)	(357,726)	—	—	(357,726)
Total Futures Contracts	$(155,893)	$—	$—	$(155,893)

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$10,990	$—	$10,990
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(53,403)	—	(53,403)
Total Centrally Cleared Swap Contracts	$—	$(42,413)	$—	$(42,413)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$419,466	$—	$419,466
OTC Swap Contracts at Value (Liabilities)	—	(3,701,273)	—	(3,701,273)
Total OTC Swap Contracts	$—	$(3,281,807)	$—	$(3,281,807)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2017 is not presented.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b) (c)	$1,231,180,477
Cash denominated in foreign currencies (d)	5,288,072
Cash collateral (e)	4,697,851
OTC swap contracts at market value (f)	419,466
Unrealized appreciation on forward foreign currency exchange contracts	724,010
Due from broker	230,000
Receivable for:
Investments sold	647,666
TBA securities sold	9,393,371
Fund shares sold	118,997
Interest	5,163,594
Variation margin on futures contracts	19,959
Interest on OTC swap contracts	28,612

Total Assets	1,257,912,075
Liabilities
Due to custodian	2,114,440
Forward sales commitments, at value	9,355,777
OTC swap contracts at market value (g)	3,701,273
Unrealized depreciation on forward foreign currency exchange contracts	1,875,623
Collateral for securities loaned	126,912,173
Payables for:
Investments purchased	6,928,594
TBA securities purchased	16,468,996
Fund shares redeemed	291,058
Foreign taxes	7,626
Variation margin on futures contracts	22,210
Variation margin on centrally cleared swap contracts	32,967
Interest on forward sales commitments	11,867
Interest on OTC swap contracts	104,799
Accrued Expenses:
Management fees	424,546
Distribution and service fees	59,387
Deferred trustees’ fees	98,903
Other expenses	351,561

Total Liabilities	168,761,800

Net Assets	$1,089,150,275

Net Assets Consist of:
Paid in surplus	$1,149,118,788
Undistributed net investment income	5,692,064
Accumulated net realized loss	(63,238,590)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(2,421,987)

Net Assets	$1,089,150,275

Net Assets
Class A	$800,906,722
Class B	288,243,553
Capital Shares Outstanding*
Class A	83,629,332
Class B	30,229,337
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.58
Class B	9.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,232,295,497.
(b)	Investments at value is net of unfunded loan commitments of $1,825,218.
(c)	Includes securities loaned at value of $123,779,001.
(d)	Identified cost of cash denominated in foreign currencies was $5,166,065.
(e)	Includes collateral of $459,349 for futures contracts, $3,810,000 for OTC swap contracts and $428,502 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $535,410.
(g)	Net premium paid on OTC swap contracts was $3,742,621.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$31,525
Interest (a)	14,076,924
Securities lending income	151,093

Total investment income	14,259,542
Expenses
Management fees	2,683,207
Administration fees	17,214
Custodian and accounting fees	117,247
Distribution and service fees—Class B	358,335
Audit and tax services	49,290
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	19,877
Insurance	3,656
Miscellaneous	11,696

Total expenses	3,305,224
Less management fee waiver	(117,938)

Net expenses	3,187,286

Net Investment Income	11,072,256

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(961,022)
Futures contracts	(110,659)
Swap contracts	938,608
Foreign currency transactions	4,222,710

Net realized gain	4,089,637

Net change in unrealized appreciation (depreciation) on:
Investments	5,014,941
Futures contracts	(320,840)
Swap contracts	(2,119,263)
Foreign currency transactions	(5,349,272)

Net change in unrealized depreciation	(2,774,434)

Net realized and unrealized gain	1,315,203

Net Increase in Net Assets From Operations	$12,387,459

(a)	Net of foreign withholding taxes of $12,543.

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,072,256	$23,610,626
Net realized gain (loss)	4,089,637	(14,459,662)
Net change in unrealized appreciation (depreciation)	(2,774,434)	29,974,104

Increase in net assets from operations	12,387,459	39,125,068

From Distributions to Shareholders
Net investment income
Class A	(13,246,156)	(26,223,897)
Class B	(4,085,536)	(8,415,210)

Total distributions	(17,331,692)	(34,639,107)

Increase (decrease) in net assets from capital share transactions	7,726,827	(377,924,885)

Total increase (decrease) in net assets	2,782,594	(373,438,924)

Net Assets
Beginning of period	1,086,367,681	1,459,806,605

End of period	$1,089,150,275	$1,086,367,681

Undistributed net investment income
End of period	$5,692,064	$11,951,500

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	259,796	$2,514,335	400,152	$3,851,582
Reinvestments	1,384,133	13,246,156	2,772,082	26,223,897
Redemptions	(1,269,537)	(12,290,444)	(40,132,261)	(388,920,164)

Net increase (decrease)	374,392	$3,470,047	(36,960,027)	$(358,844,685)

Class B
Sales	2,521,411	$24,253,088	4,464,755	$42,611,578
Reinvestments	428,703	4,085,536	893,334	8,415,210
Redemptions	(2,502,028)	(24,081,844)	(7,343,446)	(70,106,988)

Net increase (decrease)	448,086	$4,256,780	(1,985,357)	$(19,080,200)

Increase (decrease) derived from capital shares transactions		$7,726,827		$(377,924,885)

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.62		$9.62	$9.97	$10.08	$10.12	$9.88

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.19	0.18	0.15	0.16	0.17
Net realized and unrealized gain (loss) on investments	0.02		0.12	(0.20)	(0.03)	(0.02)	0.29

Total from investment operations	0.12		0.31	(0.02)	0.12	0.14	0.46

Less Distributions
Distributions from net investment income	(0.16)		(0.31)	(0.33)	(0.23)	(0.18)	(0.22)

Total distributions	(0.16)		(0.31)	(0.33)	(0.23)	(0.18)	(0.22)

Net Asset Value, End of Period	$9.58		$9.62	$9.62	$9.97	$10.08	$10.12

Total Return (%) (b)	1.26	(c)	3.30	(0.26)	1.17 (d)	1.33	4.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(e)	0.54	0.53	0.53	0.55	0.57
Net ratio of expenses to average net assets (%) (f)	0.52	(e)	0.52	0.52	0.51	0.52	0.53
Ratio of net investment income to average net assets (%)	2.11	(e)	2.01	1.78	1.51	1.55	1.70
Portfolio turnover rate (%)	23	(c)(g)	35	43	59	67	60
Net assets, end of period (in millions)	$800.9		$801.3	$1,156.0	$1,243.7	$1,075.7	$939.7

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.57		$9.56	$9.92	$10.03	$10.08	$9.86

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.17	0.15	0.13	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.02		0.13	(0.21)	(0.02)	(0.01)	0.29

Total from investment operations	0.11		0.30	(0.06)	0.11	0.12	0.43

Less Distributions
Distributions from net investment income	(0.14)		(0.29)	(0.30)	(0.22)	(0.17)	(0.21)

Total distributions	(0.14)		(0.29)	(0.30)	(0.22)	(0.17)	(0.21)

Net Asset Value, End of Period	$9.54		$9.57	$9.56	$9.92	$10.03	$10.08

Total Return (%) (b)	1.12	(c)	3.13	(0.62)	1.06	1.16	4.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(e)	0.79	0.78	0.78	0.80	0.82
Net ratio of expenses to average net assets (%) (f)	0.77	(e)	0.77	0.77	0.76	0.77	0.78
Ratio of net investment income to average net assets (%)	1.86	(e)	1.76	1.53	1.26	1.32	1.45
Portfolio turnover rate (%)	23	(c)(g)	35	43	59	67	60
Net assets, end of period (in millions)	$288.2		$285.1	$303.8	$330.2	$275.7	$86.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 22% for the six months ended June 30, 2017.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value (“NAV”) to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2017, the Portfolio had a payment of $2,114,440 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2017. The Portfolio’s average overdraft advances during the six months ended June 30, 2017 were not significant.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, defaulted bonds, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2017, the Portfolio had open unfunded loan commitments of $1,825,218. At June 30, 2017, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $ 16,009,527 . Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $64,179,092. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(1,081,845)	$—	$—	$—	$(1,081,845)
Corporate Bonds & Notes	(30,577,142)	—	—	—	(30,577,142)
Investment Company Securities	(68,690)	—	—	—	(68,690)
U.S. Treasury & Government Agencies	(95,184,496)	—	—	—	(95,184,496)
Total	$(126,912,173)	$—	$—	$—	$(126,912,173)
Total Borrowings	$(126,912,173)	$—	$—	$—	$(126,912,173)
Gross amount of recognized liabilities for securities lending transactions					$(126,912,173)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the

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contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master

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netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps

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usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$201,833	Unrealized depreciation on futures contracts (a) (b)	$357,726
Credit	OTC swap contracts at market value (c)	267,604	OTC swap contracts at market value (c)	3,693,134
	Unrealized appreciation on centrally cleared swap contracts (b) (d)	10,990	Unrealized depreciation on centrally cleared swap contracts (b) (d)	53,403
Foreign Exchange	OTC swap contracts at market value (c)	151,862	OTC swap contracts at market value (c)	8,139
	Unrealized appreciation on forward foreign currency exchange contracts	724,010	Unrealized depreciation on forward foreign currency exchange contracts	1,875,623

Total		$1,356,299		$5,988,025

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $28,612 and OTC swap interest payable of $104,799.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$250,952	$(250,952)	$—	$—
Deutsche Bank AG	245,572	(245,572)	—	—
Goldman Sachs Bank USA	64,830	(64,830)	—	—
JPMorgan Chase Bank N.A.	582,122	(582,122)	—	—

	$1,143,476	$(1,143,476)	$—	$—

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$329,088	$—	$(329,088)	$—
Citibank N.A.	1,043,014	(250,952)	(792,062)	—
Credit Suisse International	1,458,128	—	(1,458,128)	—
Deutsche Bank AG	782,669	(245,572)	—	537,097
Goldman Sachs Bank USA	491,607	(64,830)	(390,000)	36,777
HSBC Bank plc	9,055	—	—	9,055
JPMorgan Chase Bank N.A.	1,463,335	(582,122)	(630,000)	251,213

	$5,576,896	$(1,143,476)	$(3,599,278)	$834,142

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location–Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$—	$(45,820)	$—	$—	$(45,820)
Forward foreign currency transactions	—	—	—	3,929,069	3,929,069
Futures contracts	(110,659)	—	—	—	(110,659)
Swap contracts	1,503,663	(587,021)	—	21,966	938,608

	$1,393,004	$(632,841)	$—	$3,951,035	$4,711,198

Statement of Operations Location–Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(5,438,998)	$(5,438,998)
Futures contracts	(320,840)	—	—	—	(320,840)
Swap contracts	(1,324,028)	(648,195)	—	(147,040)	(2,119,263)

	$(1,644,868)	$(648,195)	$—	$(5,586,038)	$(7,879,101)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$79,758,090
Futures contracts long	214,667,289
Futures contracts short	(48,350,000)
Swap contracts	82,447,987

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

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principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$172,278,767	$92,873,670	$23,660,582	$213,184,277

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2017 were as follows:

Purchases	Sales
$16,436,063	$9,381,504

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$2,683,207	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - For the period May 1, 2017 to April 30, 2018, Brighthouse Investment Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Brighthouse/Templeton International Bond Portfolio, a series of the Trust.

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the

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Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$34,639,107	$50,499,620	$—	$—	$34,639,107	$50,499,620

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$17,163,898	$—	$(10,291,744)	$(61,811,605)	$(54,939,451)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the accumulated short-term capital losses were $15,596,091 and the accumulated long-term capital losses were $46,215,514.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-36

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
101,696,304	3,488,468	8,017,965

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	105,767,071	7,435,666
Robert Boulware	105,399,002	7,803,734
Susan C. Gause	105,642,199	7,560,538
Nancy Hawthorne	105,603,541	7,599,195
Barbara A. Nugent	106,082,897	7,119,840
John Rosenthal	105,412,692	7,790,045
Linda B. Strumpf	105,125,016	8,077,721
Dawn M. Vroegop	105,607,606	7,595,131

BHFTI-37

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A and B shares of the Brighthouse/Templeton International Bond Portfolio returned 1.43% and 1.25%, respectively. The Portfolio’s benchmark, the Citigroup World Government Bond Index (“WGBI”) ex-U.S1, returned 5.91%.

MARKET ENVIRONMENT / CONDITIONS

In the months before the reporting period began, global bond markets shifted significantly, setting new valuation levels that meaningfully impacted markets during the six-month reporting period. In November 2016, a sharp correction to U.S. Treasury valuations manifested quickly after the results of the U.S. election, driving yields higher based on growing investor expectations for a December rate hike and a recognition that inflation pressures were rising. A number of emerging markets saw currency depreciations from broad-based strengthening of the U.S. dollar and fears over potential protectionist trade shocks.

However, during the first three months of the reporting period, several local-currency emerging markets significantly rebounded from trade concerns, particularly in select areas of Latin America and Asia. Local-currency bond markets in Brazil, Colombia, Indonesia and India notably strengthened during the six-month period. Additionally, the Mexican peso recovered significantly after reaching its lowest valuation on record in the days leading up to President Trump’s inauguration on January 20. After breaching 22 pesos per U.S. dollar in January, the peso strengthened more than 21% through the remainder of the period, ending around 18 pesos per U.S. dollar.

In developed markets, U.S. Treasury yields initially rose significantly in the weeks leading up to the March 15 meeting of the U.S. Federal Reserve (the “Fed”), with the 10-year U.S. Treasury note reaching its highest yield of the reporting period on the day before the meeting, at 2.63%. The Fed hiked the federal funds target rate 25 basis points (“bps”) to a range of 0.75% to 1.00%, as largely expected by markets. However, yields declined during the second half of the month based on U.S. policy uncertainties and less hawkish-sounding language than anticipated in the Fed’s forward guidance. Consumer Price Index figures also began to moderate from a peak of 2.7% year-over-year in February to 2.4% in March, eventually dropping to 1.9% in May.

On March 29, U.K. Prime Minister Theresa May formally triggered Article 50 to begin the U.K.’s exit from the European Union (also known as “Brexit”) in a written letter to Donald Tusk, president of the European Council, largely spurring a protracted decline in the yield on 10-year British gilts. In April, the European Central Bank (the “ECB”) reduced its pace of monthly quantitative easing purchases to €60 billion from its previous €80 billion a month pace, but kept policy rates unchanged. In early May, Emmanuel Macron won the French presidential election over Marine Le Pen, resulting in strengthening European market sentiment, appreciation of the euro and a rise in European bond yields. The reporting period ended with Europe in a cyclical upswing and the euro 8.6% stronger against the U.S. dollar than when the period began.

The Fed raised its policy rate 25 basis points (to a range of 1.00% to 1.25%) at its June 14 meeting and appeared more committed to tightening policy than it has been in recent years, specifically stating its intentions to begin unwinding its balance sheet later this year, while remaining on course for three rate hikes in 2017 and highlighting the need to strengthen financial market stability. However, it was not until the last week of June that markets began to react to the renewed determination from the Fed, only after similar comments on potential policy direction were made by the heads of the ECB, Bank of England and Bank of Canada. U.S. Treasury yields rose sharply during late June, with the yield on 10-year U.S. Treasury note increasing 17 bps over the final four days of the month. The 10-year U.S. Treasury note finished the reporting period at 2.31%. As the period came to an end, rates in developed markets were largely trending higher, while select local-currency emerging markets in Latin America and Asia remained resilient.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the Portfolio’s relative underperformance was primarily due to currency positions. Interest-rate strategies contributed to relative results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Portfolio’s underweighted positions in the euro, the Japanese yen and the Australian dollar detracted from relative performance. However, overweighted currency positions in Latin America (the Mexican peso) and Asia ex-Japan contributed to relative results. The Portfolio maintained a defensive approach regarding interest rates in developed and emerging markets, with overall duration much lower than its benchmark. Select overweighted duration exposures in Latin America and Asia ex-Japan contributed to relative performance. However, underweighted duration exposure in the U.S. detracted from relative results.

On the whole, we continued to position the Portfolio for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer-term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and yen, rising U.S. Treasury yields and currency appreciation in select emerging markets. During the period, we used forward currency

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

Michael Hasenstab

Sonal Desai

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE CITIGROUP WORLD GOVERNMENT BOND INDEX EX-U.S.

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
Brighthouse/Templeton International Bond Portfolio
Class A	1.43	6.08	1.98	4.67
Class B	1.25	5.82	1.72	4.41
Citigroup World Government Bond Index (“WGBI”) ex-U.S.	5.91	-5.01	-0.80	1.93

1 The Citigroup World Government Bond Index ex-U.S. is an index of bonds issued by governments primarily in Europe and Asia.

2 Inception date of the Class A and Class B shares is 5/1/2009. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Countries

% of Net Assets
Mexico	23.6
United States	16.9
South Korea	12.9
Brazil	12.7
Argentina	4.7
Thailand	4.5
Indonesia	4.5
India	4.2
Colombia	4.0
South Africa	1.9

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.68%	$1,000.00	$1,014.30	$3.40
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class B(a)	Actual	0.93%	$1,000.00	$1,012.50	$4.64
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Foreign Government—74.5% of Net Assets

Security Description	Principal Amount*	Value

Argentina—4.7%
Argentine Bonos del Tesoro 15.500%, 10/17/26 (ARS)	437,168,000	$30,245,650
16.000%, 10/17/23 (ARS)	110,898,000	7,370,717
18.200%, 10/03/21 (ARS)	318,309,000	21,076,572
21.200%, 09/19/18 (ARS)	16,929,000	1,088,042
21.960%, 04/03/22 (ARS) (a)	20,147,000	1,175,507
22.750%, 03/05/18 (ARS)	1,004,000	64,796

		61,021,284

Brazil—12.7%
Brazil Letras do Tesouro Nacional Zero Coupon, 07/01/20 (BRL)	83,081,000	18,931,579
Brazil Notas do Tesouro Nacional 6.000%, 05/15/19 (BRL) (b)	589,000	544,529
6.000%, 08/15/22 (BRL) (b)	6,646,000	6,111,284
6.000%, 05/15/23 (BRL) (b)	845,000	777,711
6.000%, 08/15/24 (BRL) (b)	1,140,000	1,057,685
6.000%, 05/15/45 (BRL) (b)	3,130,000	2,947,337
10.000%, 01/01/19 (BRL)	6,700,000	2,052,654
10.000%, 01/01/21 (BRL)	36,775,000	11,116,476
10.000%, 01/01/23 (BRL)	51,875,000	15,487,840
10.000%, 01/01/25 (BRL)	262,368,000	77,359,160
10.000%, 01/01/27 (BRL)	96,994,000	28,443,903

		164,830,158

Colombia—4.0%
Colombian TES 6.000%, 04/28/28 (COP)	5,915,600,000	1,850,677
7.000%, 05/04/22 (COP)	653,000,000	224,010
7.000%, 06/30/32 (COP)	7,946,000,000	2,616,582
7.500%, 08/26/26 (COP)	9,819,300,000	3,442,169
7.750%, 09/18/30 (COP)	108,388,100,000	38,587,669
10.000%, 07/24/24 (COP)	10,589,000,000	4,234,992
Colombian TES Corto Plazo Zero Coupon, 09/12/17 (COP)	1,101,000,000	357,517
Zero Coupon, 12/12/17 (COP)	1,101,000,000	352,439
Zero Coupon, 03/13/18 (COP)	1,258,000,000	397,467

		52,063,522

India—4.2%
India Government Bonds 8.120%, 12/10/20 (INR)	3,400,000,000	55,125,894

Indonesia—4.5%
Indonesia Treasury Bonds 5.625%, 05/15/23 (IDR)	96,951,000,000	6,830,137
7.000%, 05/15/22 (IDR)	81,607,000,000	6,202,806
8.375%, 03/15/24 (IDR)	81,624,000,000	6,648,876
8.375%, 09/15/26 (IDR)	45,918,000,000	3,800,229
8.375%, 03/15/34 (IDR)	49,720,000,000	4,016,026
8.750%, 05/15/31 (IDR)	22,479,000,000	1,901,713
9.000%, 03/15/29 (IDR)	11,396,000,000	973,776
10.000%, 09/15/24 (IDR)	186,070,000,000	16,378,432
10.000%, 02/15/28 (IDR)	34,960,000,000	3,173,602

Indonesia—(Continued)
Indonesia Treasury Bonds 10.500%, 08/15/30 (IDR)	2,470,000,000	233,422
11.500%, 09/15/19 (IDR)	7,238,000,000	596,814
12.800%, 06/15/21 (IDR)	78,179,000,000	7,112,960
12.900%, 06/15/22 (IDR)	1,823,000,000	171,912

		58,040,705

Mexico—23.6%
Mexican Bonos 4.750%, 06/14/18 (MXN)	441,200,000	23,824,253
5.000%, 12/11/19 (MXN)	753,040,000	39,984,821
7.750%, 12/14/17 (MXN)	950,800,000	52,562,168
8.500%, 12/13/18 (MXN)	114,740,000	6,466,281
Mexican Udibonos 2.500%, 12/10/20 (MXN) (b)	14,142,727	764,204
3.500%, 12/14/17 (MXN) (b)	26,122,922	1,446,791
4.000%, 06/13/19 (MXN) (b)	17,915,655	1,003,336
Mexico Cetes 4.934%, 07/20/17 (MXN) (c)	3,170,404,000	17,402,262
5.913%, 11/09/17 (MXN) (c)	3,335,134,000	17,901,990
6.017%, 07/06/17 (MXN) (c)	1,234,422,000	6,794,074
6.231%, 09/14/17 (MXN) (c)	2,832,301,000	15,375,226
6.451%, 08/17/17 (MXN) (c)	700,128,000	3,821,998
6.466%, 08/31/17 (MXN) (c)	1,134,200,000	6,174,285
6.519%, 08/03/17 (MXN) (c)	5,687,204,000	31,137,628
6.546%, 02/01/18 (MXN) (c)	4,169,816,000	22,031,471
6.625%, 01/04/18 (MXN) (c)	275,588,000	1,463,025
6.654%, 10/12/17 (MXN) (c)	2,561,335,000	13,826,234
6.686%, 09/28/17 (MXN) (c)	915,003,000	4,955,070
6.735%, 03/01/18 (MXN) (c)	1,203,304,000	6,317,615
6.766%, 04/26/18 (MXN) (c)	1,531,624,000	7,953,432
6.825%, 08/24/17 (MXN) (c)	278,015,000	1,515,861
6.834%, 10/26/17 (MXN) (c)	2,761,963,000	14,867,537
6.860%, 11/23/17 (MXN) (c)	1,015,952,000	5,441,455
6.938%, 12/07/17 (MXN) (c)	640,854,000	3,422,714

		306,453,731

Peru—0.1%
Peru Government Bonds 7.840%, 08/12/20 (PEN)	5,663,000	1,937,541

South Africa—1.9%
Republic of South Africa Government Bonds 6.250%, 03/31/36 (ZAR)	30,466,000	1,643,951
7.000%, 02/28/31 (ZAR)	35,057,000	2,191,823
8.000%, 01/31/30 (ZAR)	44,963,000	3,110,140
8.250%, 03/31/32 (ZAR)	117,253,000	8,080,567
8.500%, 01/31/37 (ZAR)	14,554,000	988,522
8.875%, 02/28/35 (ZAR)	92,755,000	6,587,636
10.500%, 12/21/26 (ZAR)	21,499,000	1,822,793

		24,425,432

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

South Korea—12.9%
Korea Treasury Bonds 1.375%, 09/10/21 (KRW)	100,181,400,000	$85,789,567
1.875%, 03/10/22 (KRW)	71,589,000,000	62,484,686
4.250%, 06/10/21 (KRW)	20,715,400,000	19,737,414

		168,011,667

Thailand—4.5%
Thailand Government Bonds 3.875%, 06/13/19 (THB)	1,900,000,000	58,388,617

Ukraine—1.4%
Ukraine Government International Bonds Zero Coupon, 05/31/40 (144A) (a)	12,785,000	4,965,182
7.750%, 09/01/24 (144A)	1,237,000	1,212,680
7.750%, 09/01/25 (144A)	3,532,000	3,450,651
7.750%, 09/01/26 (144A)	4,051,000	3,940,084
7.750%, 09/01/27 (144A)	4,816,000	4,664,778

		18,233,375

Total Foreign Government (Cost $963,507,333)		968,531,926

Short-Term Investments—16.9%

Discount Note—14.8%
Federal Home Loan Bank 0.378%, 07/03/17 (c)	192,840,000	192,840,000

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $26,870,995 on 07/03/17, collateralized by $25,655,000 U.S. Treasury Note at 3.625% due 02/15/20 with a value of $27,412,804.	26,870,726	26,870,726

Total Short-Term Investments (Cost $219,704,731)		219,710,726

Total Investments—91.4% (Cost $1,183,212,064) (d)		1,188,242,652
Other assets and liabilities (net)—8.6%		111,710,298

Net Assets—100.0%		$1,299,952,950

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Principal amount of security is adjusted for inflation.
(c)	The rate shown represents current yield to maturity.
(d)	As of June 30, 2017, the aggregate cost of investments was $1,183,212,064. The aggregate unrealized appreciation and depreciation of investments were $29,372,751 and $(24,342,163), respectively, resulting in net unrealized appreciation of $5,030,588.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $18,233,375, which is 1.4% of net assets.
(ARS)—	Argentine Peso
(BRL)—	Brazilian Real
(COP)—	Colombian Peso
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(PEN)—	Peruvian Nuevo Sol
(THB)—	Thai Baht
(ZAR)—	South African Rand

Top Industries as of June 30, 2017 (Unaudited)	% of Net Assets
Global Government Investment Grade	16.2%
Global Government High Yield	58.3%

74.5%

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	337,802,000	Deutsche Bank AG	07/03/17	USD	506,154	$2,718
CLP	687,600,000	JPMorgan Chase Bank N.A.	07/07/17	USD	1,041,976	(6,219)
CLP	113,400,000	Goldman Sachs & Co.	07/11/17	USD	171,688	(889)
CLP	196,585,000	Deutsche Bank AG	07/18/17	USD	297,329	(1,293)
CLP	4,881,841,000	Deutsche Bank AG	07/20/17	USD	7,400,653	(49,519)

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
IDR	133,413,773,145	JPMorgan Chase Bank N.A.	09/18/17	USD	9,738,232	$183,713
IDR	894,320,000,000	JPMorgan Chase Bank N.A.	09/18/17	USD	65,269,304	1,241,021
INR	180,421,484	Deutsche Bank AG	07/27/17	USD	2,781,381	2,038
INR	899,935,000	JPMorgan Chase Bank N.A.	07/27/17	USD	13,875,038	8,542
INR	228,261,000	HSBC Bank plc	07/28/17	USD	3,494,771	26,239
INR	627,526,000	JPMorgan Chase Bank N.A.	07/31/17	USD	9,712,521	(36,361)
INR	110,978,417	Deutsche Bank AG	08/08/17	USD	1,713,291	(3,787)
INR	4,128,565,000	HSBC Bank plc	08/16/17	USD	63,399,340	130,695
INR	14,658,000	JPMorgan Chase Bank N.A.	08/18/17	USD	226,764	(1,266)
INR	69,899,500	HSBC Bank plc	11/08/17	USD	1,067,494	(3,301)

Contracts to Deliver
AUD	40,188,000	JPMorgan Chase Bank N.A.	11/15/17	USD	29,623,780	(1,213,355)
AUD	5,331,000	Citibank N.A.	02/22/18	USD	3,937,637	(148,197)
AUD	383,100	Citibank N.A.	03/09/18	USD	287,676	(5,894)
AUD	190,000	Citibank N.A.	03/09/18	USD	142,667	(2,930)
AUD	26,541,000	Citibank N.A.	03/13/18	USD	19,710,806	(626,674)
AUD	39,798,000	JPMorgan Chase Bank N.A.	03/13/18	USD	29,450,520	(1,045,356)
AUD	960,000	JPMorgan Chase Bank N.A.	03/16/18	USD	715,536	(20,055)
AUD	29,844,000	JPMorgan Chase Bank N.A.	03/20/18	USD	22,402,399	(464,274)
CLP	337,802,000	Deutsche Bank AG	07/03/17	USD	509,344	472
CLP	687,600,000	JPMorgan Chase Bank N.A.	07/07/17	USD	1,056,724	20,967
CLP	50,524,000	Deutsche Bank AG	07/18/17	USD	76,332	248
CLP	4,237,181,000	Deutsche Bank AG	07/20/17	USD	6,416,568	36,170
EUR	3,488,374	Bank of America N.A.	07/10/17	USD	3,733,536	(251,730)
EUR	5,723,000	HSBC Bank plc	07/10/17	USD	6,125,899	(412,299)
EUR	3,672,600	JPMorgan Chase Bank N.A.	07/10/17	USD	3,931,445	(264,289)
EUR	263,000	Standard Chartered Bank	07/10/17	USD	281,595	(18,867)
EUR	2,021,800	Deutsche Bank AG	07/12/17	USD	2,271,856	(38,171)
EUR	1,079,000	JPMorgan Chase Bank N.A.	07/12/17	USD	1,148,881	(83,940)
EUR	8,953,000	Standard Chartered Bank	07/12/17	USD	9,530,469	(698,868)
EUR	16,311,000	JPMorgan Chase Bank N.A.	07/13/17	USD	17,392,093	(1,245,150)
EUR	413,121	JPMorgan Chase Bank N.A.	07/17/17	USD	449,460	(22,676)
EUR	19,463,000	Standard Chartered Bank	07/17/17	USD	21,193,845	(1,049,477)
EUR	2,440,000	Goldman Sachs & Co.	07/18/17	USD	2,598,527	(190,174)
EUR	12,208,000	JPMorgan Chase Bank N.A.	07/18/17	USD	13,000,299	(952,347)
EUR	826,000	JPMorgan Chase Bank N.A.	07/18/17	USD	879,607	(64,436)
EUR	336,460	UBS AG, Stamford	07/18/17	USD	358,508	(26,035)
EUR	3,566,100	Deutsche Bank AG	07/24/17	USD	3,848,785	(228,197)
EUR	18,927,100	Bank of America N.A.	07/31/17	USD	20,691,863	(954,494)
EUR	4,190,725	Citibank N.A.	07/31/17	USD	4,584,046	(208,761)
EUR	97,042,524	Deutsche Bank AG	07/31/17	USD	106,155,787	(4,828,839)
EUR	5,318,000	Goldman Sachs & Co.	08/02/17	USD	5,812,574	(270,085)
EUR	1,620,000	HSBC Bank plc	08/02/17	USD	1,770,287	(82,648)
EUR	4,170,000	Bank of America N.A.	08/03/17	USD	4,571,446	(198,390)
EUR	649,410	Citibank N.A.	08/08/17	USD	713,864	(29,151)
EUR	20,579,043	Deutsche Bank AG	08/08/17	USD	22,618,426	(926,850)
EUR	6,590,000	Goldman Sachs & Co.	08/08/17	USD	7,245,705	(294,168)
EUR	708,000	Deutsche Bank AG	08/09/17	USD	779,381	(30,711)
EUR	10,800,000	Goldman Sachs & Co.	08/10/17	USD	11,885,400	(472,568)
EUR	419,000	HSBC Bank plc	08/10/17	USD	460,246	(19,198)
EUR	19,673,416	Bank of America N.A.	08/15/17	USD	21,460,943	(1,056,283)
EUR	20,376,830	Citibank N.A.	08/15/17	USD	22,233,567	(1,088,752)
EUR	23,589,649	Deutsche Bank AG	08/15/17	USD	25,741,874	(1,257,679)
EUR	900,000	Goldman Sachs & Co.	08/15/17	USD	980,640	(49,456)
EUR	309,733	Deutsche Bank AG	08/16/17	USD	339,886	(14,637)
EUR	1,631,000	Goldman Sachs & Co.	08/16/17	USD	1,788,652	(78,206)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	830,000	JPMorgan Chase Bank N.A.	08/16/17	USD	910,089	$(39,937)
EUR	446,000	Standard Chartered Bank	08/16/17	USD	489,275	(21,221)
EUR	315,257	Bank of America N.A.	08/17/17	USD	347,372	(13,493)
EUR	7,408,999	Goldman Sachs & Co.	08/17/17	USD	8,162,864	(317,985)
EUR	137,043	JPMorgan Chase Bank N.A.	08/21/17	USD	152,996	(3,906)
EUR	1,399,267	Deutsche Bank AG	08/22/17	USD	1,563,201	(38,909)
EUR	3,696,678	HSBC Bank plc	08/22/17	USD	4,129,873	(102,688)
EUR	989,372	Bank of America N.A.	08/23/17	USD	1,112,054	(20,799)
EUR	1,287,000	Deutsche Bank AG	08/23/17	USD	1,447,592	(26,052)
EUR	12,323,000	JPMorgan Chase Bank N.A.	08/23/17	USD	13,858,569	(251,543)
EUR	281,896	UBS AG, Stamford	08/23/17	USD	316,671	(6,107)
EUR	2,341,000	Barclays Bank plc	08/24/17	USD	2,644,733	(35,903)
EUR	1,154,000	Goldman Sachs & Co.	08/28/17	USD	1,297,269	(24,427)
EUR	1,115,456	Bank of America N.A.	08/30/17	USD	1,254,107	(23,576)
EUR	3,182,229	Barclays Bank plc	08/30/17	USD	3,579,053	(65,985)
EUR	1,120,359	Bank of America N.A.	08/31/17	USD	1,259,620	(23,745)
EUR	1,673,320	Deutsche Bank AG	08/31/17	USD	1,882,201	(34,578)
EUR	5,010,000	Standard Chartered Bank	08/31/17	USD	5,628,910	(110,017)
EUR	9,359,372	UBS AG, Stamford	09/06/17	USD	10,541,694	(182,775)
EUR	8,039,372	UBS AG, Stamford	09/07/17	USD	9,082,319	(130,137)
EUR	3,488,374	Bank of America N.A.	09/08/17	USD	3,946,571	(51,040)
EUR	3,073,000	Barclays Bank plc	09/08/17	USD	3,462,927	(58,674)
EUR	4,296,000	Morgan Stanley & Co.	09/14/17	USD	4,843,096	(81,688)
EUR	1,529,000	Bank of America N.A.	09/15/17	USD	1,723,795	(29,095)
EUR	3,821,000	HSBC Bank plc	09/15/17	USD	4,301,854	(78,651)
EUR	1,565,000	JPMorgan Chase Bank N.A.	09/15/17	USD	1,764,099	(30,062)
EUR	4,966,000	Morgan Stanley & Co.	09/18/17	USD	5,622,009	(72,111)
EUR	137,040	JPMorgan Chase Bank N.A.	09/19/17	USD	153,603	(3,539)
EUR	4,520,000	UBS AG, Stamford	09/19/17	USD	5,070,174	(112,841)
EUR	13,037,000	UBS AG, Stamford	09/20/17	USD	14,639,899	(310,266)
EUR	4,635,008	Barclays Bank plc	09/29/17	USD	5,295,427	(22,434)
JPY	596,690,000	Barclays Bank plc	07/11/17	USD	5,174,368	(132,103)
JPY	296,207,000	Deutsche Bank AG	07/11/17	USD	2,562,344	(71,878)
JPY	174,225,000	Goldman Sachs & Co.	07/11/17	USD	1,509,003	(40,411)
JPY	554,560,000	Barclays Bank plc	07/13/17	USD	4,831,230	(100,989)
JPY	44,450,000	Citibank N.A.	07/13/17	USD	385,861	(9,475)
JPY	183,890,000	HSBC Bank plc	07/13/17	USD	1,597,044	(38,461)
JPY	360,500,000	JPMorgan Chase Bank N.A.	07/14/17	USD	3,523,260	316,865
JPY	248,150,000	Standard Chartered Bank	07/20/17	USD	2,205,582	(2,087)
JPY	105,570,000	Deutsche Bank AG	07/24/17	USD	924,018	(15,341)
JPY	353,334,000	Citibank N.A.	07/25/17	USD	3,384,101	240,015
JPY	544,000,000	JPMorgan Chase Bank N.A.	07/25/17	USD	4,841,602	905
JPY	359,980,000	Goldman Sachs & Co.	07/27/17	USD	3,202,541	(949)
JPY	189,600,000	JPMorgan Chase Bank N.A.	07/27/17	USD	1,687,959	694
JPY	411,460,000	Barclays Bank plc	07/31/17	USD	3,961,508	299,289
JPY	342,205,982	Deutsche Bank AG	07/31/17	USD	3,296,338	250,517
JPY	443,025,359	HSBC Bank plc	07/31/17	USD	3,884,484	(58,684)
JPY	108,840,000	Citibank N.A.	08/14/17	USD	967,166	(2,134)
JPY	105,370,000	Barclays Bank plc	08/15/17	USD	1,059,373	120,937
JPY	290,134,020	Goldman Sachs & Co.	08/16/17	USD	2,580,368	(3,704)
JPY	470,663,000	JPMorgan Chase Bank N.A.	08/16/17	USD	4,184,731	(7,218)
JPY	338,124,000	Deutsche Bank AG	08/18/17	USD	3,423,694	411,948
JPY	639,006,000	HSBC Bank plc	08/22/17	USD	6,480,791	788,068
JPY	457,974,000	JPMorgan Chase Bank N.A.	08/22/17	USD	4,645,073	565,113
JPY	151,705,000	Barclays Bank plc	08/24/17	USD	1,535,919	184,309
JPY	149,920,000	Deutsche Bank AG	08/24/17	USD	1,520,055	184,349
JPY	54,700,000	Barclays Bank plc	08/28/17	USD	489,158	1,729

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	446,759,000	JPMorgan Chase Bank N.A.	08/28/17	USD	4,522,196	$541,146
JPY	256,658,000	Deutsche Bank AG	08/30/17	USD	2,604,568	317,308
JPY	244,017,000	JPMorgan Chase Bank N.A.	08/30/17	USD	2,471,309	296,702
JPY	468,190,000	Barclays Bank plc	08/31/17	USD	4,204,745	32,201
JPY	36,614,000	Deutsche Bank AG	09/01/17	USD	329,292	2,972
JPY	488,094,000	HSBC Bank plc	09/01/17	USD	4,847,011	496,898
JPY	578,374,700	Barclays Bank plc	09/11/17	USD	5,115,124	(41,982)
JPY	210,400,000	Deutsche Bank AG	09/13/17	USD	1,850,253	(25,972)
JPY	109,701,956	Citibank N.A.	09/19/17	USD	1,085,164	106,620
JPY	493,277,635	Barclays Bank plc	09/21/17	USD	4,408,851	8,373
JPY	250,376,450	Barclays Bank plc	09/25/17	USD	2,271,782	37,764
JPY	200,950,000	Morgan Stanley & Co.	09/25/17	USD	1,801,337	8,334
JPY	66,105,000	JPMorgan Chase Bank N.A.	09/29/17	USD	599,956	10,011
JPY	133,330,000	Standard Chartered Bank	10/12/17	USD	1,208,170	17,514
JPY	159,950,000	JPMorgan Chase Bank N.A.	10/20/17	USD	1,481,718	52,764
JPY	698,590,000	Barclays Bank plc	10/24/17	USD	6,460,709	218,412
JPY	2,580,000,000	Citibank N.A.	11/09/17	USD	23,075,066	2,627
JPY	94,232,353	Citibank N.A.	11/09/17	USD	918,211	75,510
JPY	229,154,000	Citibank N.A.	11/14/17	USD	2,233,949	184,150
JPY	108,840,000	Citibank N.A.	11/14/17	USD	971,916	(1,666)
JPY	92,567,000	JPMorgan Chase Bank N.A.	11/14/17	USD	903,961	75,943
JPY	8,128,806,420	Goldman Sachs & Co.	11/15/17	USD	71,842,881	(873,546)
JPY	791,049,590	UBS AG, Stamford	11/15/17	USD	7,010,054	(66,298)
JPY	655,568,000	JPMorgan Chase Bank N.A.	11/16/17	USD	5,854,279	(10,417)
JPY	93,849,000	Standard Chartered Bank	11/16/17	USD	834,451	(5,120)
JPY	406,893,200	Citibank N.A.	11/20/17	USD	3,615,061	(25,734)
JPY	306,357,000	Deutsche Bank AG	11/21/17	USD	2,855,836	114,480
JPY	79,941,000	HSBC Bank plc	11/27/17	USD	725,417	9,868
JPY	350,622,000	Standard Chartered Bank	11/27/17	USD	3,218,340	79,935
JPY	462,800,000	Citibank N.A.	12/08/17	USD	4,266,480	121,663
JPY	693,100,000	HSBC Bank plc	12/11/17	USD	6,388,018	179,701
JPY	895,640,000	Citibank N.A.	12/12/17	USD	7,998,178	(24,762)
JPY	119,465,000	Citibank N.A.	12/13/17	USD	1,090,482	20,287
JPY	635,480,000	HSBC Bank plc	12/13/17	USD	5,814,967	122,193
JPY	588,770,000	JPMorgan Chase Bank N.A.	12/13/17	USD	5,218,621	(55,715)
JPY	248,300,000	JPMorgan Chase Bank N.A.	12/18/17	USD	2,277,637	52,745
JPY	119,300,000	Morgan Stanley & Co.	12/18/17	USD	1,099,337	30,349
JPY	55,370,000	JPMorgan Chase Bank N.A.	01/22/18	USD	497,793	758
JPY	2,961,408,150	Deutsche Bank AG	01/30/18	USD	26,410,489	(183,982)
JPY	408,503,000	Citibank N.A.	02/13/18	USD	3,721,360	50,190
JPY	109,790,000	Citibank N.A.	02/14/18	USD	985,835	(886)
JPY	105,370,000	Deutsche Bank AG	02/16/18	USD	946,678	(418)
JPY	164,870,000	HSBC Bank plc	02/16/18	USD	1,481,312	(588)
JPY	653,133,000	JPMorgan Chase Bank N.A.	02/16/18	USD	5,854,282	(16,267)
JPY	445,120,000	HSBC Bank plc	02/27/18	USD	4,026,413	23,255
JPY	150,260,000	JPMorgan Chase Bank N.A.	02/28/18	USD	1,363,162	11,738
JPY	338,400,000	JPMorgan Chase Bank N.A.	03/05/18	USD	3,033,658	(10,672)
JPY	159,900,000	HSBC Bank plc	03/06/18	USD	1,424,753	(13,822)
JPY	160,844,000	Deutsche Bank AG	03/22/18	USD	1,455,944	7,670
JPY	465,903,000	Citibank N.A.	03/23/18	USD	4,214,505	19,194
JPY	109,471,259	JPMorgan Chase Bank N.A.	03/26/18	USD	1,003,895	17,986
JPY	100,800,000	Citibank N.A.	04/13/18	USD	928,049	19,358
JPY	177,260,000	Bank of America N.A.	04/18/18	USD	1,632,574	34,171
JPY	733,680,000	JPMorgan Chase Bank N.A.	04/23/18	USD	6,850,260	232,629
JPY	157,477,000	HSBC Bank plc	05/15/18	USD	1,407,930	(14,211)
JPY	796,134,720	Citibank N.A.	05/16/18	USD	7,145,829	(44,290)
JPY	8,630,050	Bank of America N.A.	05/18/18	USD	77,462	(487)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	406,893,100	Citibank N.A.	05/18/18	USD	3,650,035	$(25,141)
JPY	8,604,125	Bank of America N.A.	05/21/18	USD	78,371	643
JPY	8,634,400	HSBC Bank plc	05/21/18	USD	78,817	816
JPY	8,627,500	Bank of America N.A.	05/22/18	USD	79,064	1,121
JPY	275,190,000	JPMorgan Chase Bank N.A.	05/22/18	USD	2,521,960	35,814
JPY	427,709,000	Bank of America N.A.	05/25/18	USD	3,916,749	52,058
JPY	930,530,000	HSBC Bank plc	06/18/18	USD	8,668,188	248,897
JPY	929,100,000	Deutsche Bank AG	06/19/18	USD	8,566,608	159,787
JPY	599,020,000	Citibank N.A.	06/20/18	USD	5,484,025	63,582
JPY	930,710,000	Deutsche Bank AG	06/22/18	USD	8,487,233	64,441
JPY	811,652,000	Barclays Bank plc	06/29/18	USD	7,368,038	19,845
KRW	18,617,000,000	HSBC Bank plc	07/24/17	USD	16,322,111	46,420
KRW	5,187,000,000	HSBC Bank plc	07/24/17	USD	4,547,607	12,933
KRW	6,255,000,000	HSBC Bank plc	08/02/17	USD	5,553,583	84,445
KRW	72,000,000,000	Goldman Sachs & Co.	08/09/17	USD	63,191,153	230,558
KRW	15,389,000,000	HSBC Bank plc	08/17/17	USD	13,625,819	167,568
KRW	8,488,000,000	HSBC Bank plc	08/17/17	USD	7,534,508	111,437
KRW	13,933,000,000	Citibank N.A.	08/21/17	USD	12,210,148	24,635
KRW	16,897,000,000	HSBC Bank plc	09/05/17	USD	15,109,541	329,100
KRW	17,622,000,000	Goldman Sachs & Co.	09/07/17	USD	15,566,450	151,259
KRW	8,193,000,000	Citibank N.A.	09/20/17	USD	7,154,065	(14,634)
KRW	11,175,000,000	HSBC Bank plc	09/20/17	USD	9,749,607	(28,276)
KRW	14,010,000,000	HSBC Bank plc	09/27/17	USD	12,517,870	257,849
KRW	13,944,000,000	HSBC Bank plc	09/27/17	USD	12,458,899	256,635
KRW	6,146,000,000	Citibank N.A.	10/16/17	USD	5,494,859	114,629
KRW	19,207,000,000	HSBC Bank plc	10/18/17	USD	16,820,212	5,688
KRW	8,216,000,000	Citibank N.A.	11/15/17	USD	7,257,309	60,840
KRW	5,503,000,000	Citibank N.A.	11/16/17	USD	4,864,745	44,524
KRW	14,004,000,000	HSBC Bank plc	11/27/17	USD	12,524,259	255,192
KRW	7,689,000,000	Deutsche Bank AG	12/20/17	USD	6,901,535	162,128
KRW	7,690,000,000	Deutsche Bank AG	05/18/18	USD	6,922,315	164,588
ZAR	68,491,975	HSBC Bank plc	09/15/17	USD	5,033,954	(138,623)

Cross Currency Contracts to Buy
IDR	58,860,000,000	JPMorgan Chase Bank N.A.	10/19/17	AUD	5,830,609	(114,813)

Net Unrealized Depreciation						$(13,804,430)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	1.817%	02/03/25	USD	8,640,000	$200,517
Receive	3M LIBOR	1.914%	01/22/25	USD	35,110,000	563,565
Receive	3M LIBOR	1.937%	01/29/25	USD	6,480,000	94,058
Receive	3M LIBOR	1.942%	01/30/25	USD	5,480,000	78,013
Receive	3M LIBOR	1.970%	01/23/25	USD	43,890,000	533,645
Receive	3M LIBOR	1.973%	01/27/25	USD	25,900,000	310,241
Receive	3M LIBOR	2.378%	11/18/46	USD	24,800,000	808,032
Receive	3M LIBOR	2.537%	04/13/47	USD	32,700,000	(58,288)
Receive	3M LIBOR	2.731%	07/07/24	USD	14,050,000	(578,059)
Receive	3M LIBOR	2.794%	03/13/47	USD	24,900,000	(1,442,435)
Receive	3M LIBOR	3.018%	08/22/23	USD	26,870,000	(1,744,985)
Receive	3M LIBOR	3.848%	08/20/43	USD	15,360,000	(4,064,881)

Net Unrealized Depreciation						$(5,300,577)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(AUD)—	Australian Dollar
(CLP)—	Chilean Peso
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(USD)—	United States Dollar
(ZAR)—	South African Rand
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$968,531,926	$—	$968,531,926
Short-Term Investments
Discount Note	—	192,840,000	—	192,840,000
Repurchase Agreement	—	26,870,726	—	26,870,726
Total Short-Term Investments	—	219,710,726	—	219,710,726
Total Investments	$—	$1,188,242,652	$—	$1,188,242,652

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$11,778,412	$—	$11,778,412
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(25,582,842)	—	(25,582,842)
Total Forward Contracts	$—	$(13,804,430)	$—	$(13,804,430)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,588,071	$—	$2,588,071
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(7,888,648)	—	(7,888,648)
Total Centrally Cleared Swap Contracts	$—	$(5,300,577)	$—	$(5,300,577)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a)	$1,188,242,652
Cash	60,000
Cash denominated in foreign currencies (b)	2,631,063
Cash collateral for centrally cleared swap contracts	27,177,154
Unrealized appreciation on forward foreign currency exchange contracts	11,778,412
Receivable for:
Investments sold	84,456,829
Fund shares sold	69,050
Interest	12,942,101
Variation margin on centrally cleared swap contracts	910,770

Total Assets	1,328,268,031
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	25,582,842
Payables for:
Fund shares redeemed	5,181
Foreign taxes	1,071,724
Accrued Expenses:
Management fees	637,084
Distribution and service fees	10,991
Deferred trustees’ fees	115,782
Other expenses	891,477

Total Liabilities	28,315,081

Net Assets	$1,299,952,950

Net Assets Consist of:
Paid in surplus	$1,351,612,982
Accumulated net investment loss	(46,158,462)
Accumulated net realized gain	9,911,529
Unrealized depreciation on investments, swap contracts and foreign currency transactions (c)	(15,413,099)

Net Assets	$1,299,952,950

Net Assets
Class A	$1,246,530,812
Class B	53,422,138
Capital Shares Outstanding*
Class A	122,412,743
Class B	5,303,496
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.18
Class B	10.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, including repurchase agreement, was $1,183,212,064.
(b)	Identified cost of cash denominated in foreign currencies was $2,637,291.
(c)	Includes foreign capital gains tax of $1,071,724.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Interest (a)	$21,943,509

Total investment income	21,943,509
Expenses
Management fees	3,855,492
Administration fees	20,432
Custodian and accounting fees	388,499
Distribution and service fees—Class B	67,196
Audit and tax services	49,601
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	18,889
Insurance	4,235
Miscellaneous	46,638

Total expenses	4,495,684
Less management fee waiver	(29,338)

Net expenses	4,466,346

Net Investment Income	17,477,163

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(9,650,479)
Swap contracts	(1,407,337)
Foreign currency transactions	25,430,641

Net realized gain	14,372,825

Net change in unrealized appreciation (depreciation) on:
Investments (b)	70,334,740
Swap contracts	(3,008,482)
Foreign currency transactions	(79,637,387)

Net change in unrealized depreciation	(12,311,129)

Net realized and unrealized gain	2,061,696

Net Increase in Net Assets From Operations	$19,538,859

(a)	Net of foreign withholding taxes of $1,010,253.
(b)	Includes change in foreign capital gains tax of $(622,938).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,477,163	$32,338,211
Net realized gain (loss)	14,372,825	(118,277,405)
Net change in unrealized appreciation (depreciation)	(12,311,129)	97,385,663

Increase in net assets from operations	19,538,859	11,446,469

From Distributions to Shareholders
Net realized capital gains
Class A	(489,779)	(3,094,469)
Class B	(21,196)	(143,425)

Total distributions	(510,975)	(3,237,894)

Decrease in net assets from capital share transactions	(3,341,751)	(66,426,796)

Total increase (decrease) in net assets	15,686,133	(58,218,221)

Net Assets
Beginning of period	1,284,266,817	1,342,485,038

End of period	$1,299,952,950	$1,284,266,817

Accumulated net investment loss
End of period	$(46,158,462)	$(63,635,625)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	3,392,187	$34,692,153	3,126,122	$30,082,155
Reinvestments	47,783	489,779	327,111	3,094,469
Redemptions	(3,515,376)	(36,117,179)	(9,915,071)	(96,521,979)

Net decrease	(75,406)	$(935,247)	(6,461,838)	$(63,345,355)

Class B
Sales	128,178	$1,292,238	591,543	$5,668,662
Reinvestments	2,090	21,196	15,275	143,425
Redemptions	(369,813)	(3,719,938)	(923,612)	(8,893,528)

Net decrease	(239,545)	$(2,406,504)	(316,794)	$(3,081,441)

Decrease derived from capital shares transactions		$(3,341,751)		$(66,426,796)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.04		$9.96	$11.32	$11.72	$11.88	$11.54

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.25	0.28	0.30	0.43	0.43
Net realized and unrealized gain (loss) on investments	0.00	(b)	(0.14)	(0.69)	(0.14)	(0.28)	1.15

Total from investment operations	0.14		0.11	(0.41)	0.16	0.15	1.58

Less Distributions
Distributions from net investment income	0.00		0.00	(0.93)	(0.56)	(0.26)	(1.24)
Distributions from net realized capital gains	(0.00	) (c)	(0.03)	(0.02)	0.00	(0.05)	0.00

Total distributions	(0.00)		(0.03)	(0.95)	(0.56)	(0.31)	(1.24)

Net Asset Value, End of Period	$10.18		$10.04	$9.96	$11.32	$11.72	$11.88

Total Return (%) (d)	1.43	(e)	1.07	(3.95)	1.41	1.27	14.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	(f)	0.69	0.73	0.73	0.72	0.73
Net ratio of expenses to average net assets (%) (g)	0.68	(f)	0.69	0.73	0.73	0.72	0.73
Ratio of net investment income to average net assets (%)	2.73	(f)	2.57	2.58	2.56	3.69	3.78
Portfolio turnover rate (%)	47	(e)	15	47	28	37	35
Net assets, end of period (in millions)	$1,246.5		$1,229.2	$1,284.5	$1,380.5	$1,251.2	$1,048.6

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.94		$9.89	$11.24	$11.64	$11.80	$11.48

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.22	0.25	0.26	0.40	0.40
Net realized and unrealized gain (loss) on investments	0.01		(0.14)	(0.68)	(0.13)	(0.27)	1.14

Total from investment operations	0.13		0.08	(0.43)	0.13	0.13	1.54

Less Distributions
Distributions from net investment income	0.00		0.00	(0.90)	(0.53)	(0.24)	(1.22)
Distributions from net realized capital gains	(0.00	) (c)	(0.03)	(0.02)	0.00	(0.05)	0.00

Total distributions	(0.00)		(0.03)	(0.92)	(0.53)	(0.29)	(1.22)

Net Asset Value, End of Period	$10.07		$9.94	$9.89	$11.24	$11.64	$11.80

Total Return (%) (d)	1.35	(e)(h)	0.77 (h)	(4.16)	1.14	1.04	14.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	(f)	0.94	0.98	0.98	0.97	0.98
Net ratio of expenses to average net assets (%) (g)	0.93	(f)	0.94	0.98	0.98	0.97	0.98
Ratio of net investment income to average net assets (%)	2.46	(f)	2.32	2.33	2.31	3.44	3.53
Portfolio turnover rate (%)	47	(e)	15	47	28	37	35
Net assets, end of period (in millions)	$53.4		$55.1	$58.0	$64.2	$70.6	$76.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net realized and unrealized gain (loss) on investment was less than $0.01.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(h)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, ordinary loss netting, net operating losses, swap transactions, adjustments to prior period accumulated balances and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had investments in repurchase agreements with a gross value of $ 26,870,726 , which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

During the six months ended June 30, 2017, the Portfolio was not involved in any securities lending transactions. At June 30, 2017, there are no securities on loan for the Portfolio.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$2,588,071	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$7,888,648
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	11,778,412	Unrealized depreciation on forward foreign currency exchange contracts	25,582,842

Total		$14,366,483		$33,471,490

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†		Net Amount*
Bank of America N.A.	$87,993	$(87,993)	$—		$—
Barclays Bank plc	922,859	(458,070)	(464,789	)(1)	—
Citibank N.A.	1,147,824	(1,147,824)	—		—
Deutsche Bank AG	1,881,834	(1,881,834)	—		—
Goldman Sachs & Co.	381,817	(381,817)	—		—
HSBC Bank plc	3,553,897	(991,450)	—		2,562,447
JPMorgan Chase Bank N.A.	3,666,056	(3,666,056)	—		—
Morgan Stanley & Co.	38,683	(38,683)	—		—
Standard Chartered Bank	97,449	(97,449)	—		—

	$11,778,412	$(8,751,176)	$(464,789)		$2,562,447

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$2,623,132	$(87,993)	$—	$2,535,139
Barclays Bank plc	458,070	(458,070)	—	—
Citibank N.A.	2,259,081	(1,147,824)	(740,000)	371,257
Deutsche Bank AG	7,776,813	(1,881,834)	—	5,894,979
Goldman Sachs & Co.	2,616,568	(381,817)	(2,234,751)	—
HSBC Bank plc	991,450	(991,450)	—	—
JPMorgan Chase Bank N.A.	5,963,813	(3,666,056)	(1,460,000)	837,757
Morgan Stanley & Co.	153,799	(38,683)	—	115,116
Standard Chartered Bank	1,905,657	(97,449)	(1,620,000)	188,208
UBS AG, Stamford	834,459	—	—	834,459

	$25,582,842	$(8,751,176)	$(6,054,751)	$10,776,915

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(1)	Collateral was received into a segregated account in the counterparty’s name at the custodian.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$25,560,743	$25,560,743
Swap contracts	(1,407,337)	—	(1,407,337)

	$(1,407,337)	$25,560,743	$24,153,406

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(79,467,965)	$(79,467,965)
Swap contracts	(3,008,482)	—	(3,008,482)

	$(3,008,482)	$(79,467,965)	$(82,476,447)

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,444,907,884
Swap contracts	277,020,000

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$392,895,940	$0	$360,559,838

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2017 were $3,855,492.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On amounts over $	1 billion

An identical agreement was in place for the period December 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$—	$118,597,789	$3,237,894	$2,750,682	$3,237,894	$121,348,471

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$—	$350,657	$(70,936,751)	$—	$(70,586,094)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-23

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
120,758,623	1,901,652	6,538,803

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	122,821,064	6,378,014
Robert Boulware	122,821,064	6,378,014
Susan C. Gause	122,850,435	6,348,642
Nancy Hawthorne	122,850,435	6,348,643
Barbara A. Nugent	122,850,435	6,348,643
John Rosenthal	122,619,521	6,579,557
Linda B. Strumpf	122,850,435	6,348,643
Dawn M. Vroegop	122,543,757	6,655,321

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Brighthouse/Wellington Large Cap Research Portfolio returned 12.10%, 11.99%, and 12.03%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 9.34%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose during the first half of 2017 despite plunging oil prices, heightened political risk, and two U.S. Federal Reserve (“Fed”) rate hikes. The first quarter of 2017 was marked by continued optimism in the Trump administration’s policy expectations and generally encouraging economic data. Steady labor-market gains, along with rising stock prices and optimism about faster economic growth, helped consumer confidence jump to its highest level in 16 years. Despite investor concern over stretched valuations and overly optimistic policy expectations, the market hit a series of record highs early in the first half of the year.

Stocks ended June with a 9.3% year-to-date gain, as measured by the S&P 500 Index. Although U.S. economic data released during the second quarter of 2017 was mixed and geopolitical risks remained part of the overall narrative, U.S. and global equities continued to climb. Emmanuel Macron’s victory in the French presidential election was widely seen as supportive for the stability of the European Union. Furthermore, continued solid global economic data, strong year-over-year corporate earnings growth, and the Fed’s initial plan for balance sheet normalization later this year, provided the economy evolves broadly as anticipated, helped stoke investors’ bullish sentiment. Some unfavorable developments during the second quarter included disappointing manufacturing data, weak auto sales, and lackluster housing reports.

Mid- and large-cap stocks outperformed small-cap stocks, as measured by the S&P Midcap 400, S&P 500, and Russell 2000 indices, respectively. All three groups posted strong positive returns during the six-month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the S&P 500 Index, for the six-month period ended June 30, 2017. Given the industry-neutral structure of the Portfolio, stock selection was the primary driver of the relative outperformance. In particular, selection within the Information Technology, Industrials, and Consumer Discretionary sectors contributed the most to relative results. This was partially offset by weaker stock selection within the Energy sector.

The Portfolio’s exposure to Wayfair and Arista Networks boosted relative results, as did being underweight weak-performing benchmark constituent Exxon Mobil, and not holding Verizon and AT&T. Wayfair, the online home furnishings specialist, reported strong first quarter results which sent the stock price up. Wayfair revealed that quarterly revenue had climbed 30% to almost $1 billion as the company continues to take share in the North American home category segment. Arista, the cloud networking solutions provider, was another top relative contributor after the company reported consecutive higher-than-expected quarterly results which showed that customers are adopting their cloud networking services at an unprecedented rate. As of the end of the period, the Portfolio maintained a position in both names.

The Portfolio’s holdings in Newfield Exploration and Advance Auto Parts were among the stocks that detracted from relative performance during the period. Newfield Exploration’s stock price declined as the market reacted negatively to conservative guidance from company management in the beginning of the period and faced headwinds as oil prices trended lower. Advance Auto Parts’ stock was down during the period as the automotive aftermarket industry was weighed down by demand headwinds following a record warm winter. As of the end of the period, we maintained the Portfolio’s position in Newfield Exploration and trimmed the position in Advance Auto Parts. Capital One also detracted. We modestly reduced the Portfolio’s position in Capital One, but the stock remains a top active position in the Financials sector as we see upside in banks as a result of the abating regulatory burdens and de-risked balance sheets.

The Portfolio is generally industry-neutral relative to the benchmark. At period end, the Portfolio had no exposure to the Telecommunication Services sector as we see better opportunities in the broadband cable companies which are categorized in the Consumer Discretionary sector. On an absolute basis, the Portfolio’s largest exposures at the end of the period were to the Software & Services, Capital Goods, Health Care Equipment & Services, and Food, Beverage & Tobacco industries. The Portfolio increased its exposure

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

modestly to the Capital Goods industry and decreased its exposure to the Diversified Financials industries.

Cheryl M. Duckworth

Mark D. Mandel

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Large Cap Research Portfolio
Class A	12.10	19.75	15.69	6.55
Class B	11.99	19.51	15.41	6.28
Class E	12.03	19.56	15.53	6.39
S&P 500 Index	9.34	17.90	14.63	7.18

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Apple, Inc.	3.9
Bank of America Corp.	2.5
Facebook, Inc. - Class A	2.3
Amazon.com, Inc.	1.9
Alphabet, Inc. - Class A	1.8
Medtronic plc	1.7
UnitedHealth Group, Inc.	1.5
PepsiCo, Inc.	1.4
Altria Group, Inc.	1.3
Visa, Inc. - Class A	1.3

Top Sectors

% of Net Assets
Information Technology	20.6
Health Care	14.7
Financials	14.1
Consumer Discretionary	11.7
Industrials	11.1
Consumer Staples	9.8
Energy	4.7
Utilities	4.4
Real Estate	4.0
Materials	4.0

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.51%	$1,000.00	$1,121.00	$2.68
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class B(a)	Actual	0.76%	$1,000.00	$1,119.90	$3.99
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class E(a)	Actual	0.66%	$1,000.00	$1,120.30	$3.47
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.4%
Boeing Co. (The)	113,595	$22,463,411
General Dynamics Corp.	74,459	14,750,328
Lockheed Martin Corp.	85,887	23,843,090
United Technologies Corp.	181,406	22,151,487

		83,208,316

Air Freight & Logistics—0.5%
FedEx Corp.	55,205	11,997,703

Airlines—0.3%
Southwest Airlines Co.	17,779	1,104,787
Spirit Airlines, Inc. (a) (b)	103,856	5,364,162

		6,468,949

Banks—5.3%
Bank of America Corp.	2,516,113	61,040,901
Citigroup, Inc.	404,049	27,022,797
Huntington Bancshares, Inc.	901,865	12,193,215
PNC Financial Services Group, Inc. (The)	228,795	28,569,632

		128,826,545

Beverages—3.5%
Anheuser-Busch InBev S.A. (ADR)	52,897	5,837,713
Constellation Brands, Inc. - Class A	92,791	17,976,401
Dr Pepper Snapple Group, Inc.	53,074	4,835,572
Monster Beverage Corp. (a) (b)	482,793	23,985,156
PepsiCo, Inc.	295,171	34,089,299

		86,724,141

Biotechnology—1.6%
Aduro Biotech, Inc. (a) (b)	139,869	1,594,507
Alnylam Pharmaceuticals, Inc. (a) (b)	12,520	998,595
Biogen, Inc. (a)	2,873	779,617
Biohaven Pharmaceutical Holding Co., Ltd. (a)	34,400	860,000
Bluebird Bio, Inc. (a) (b)	14,131	1,484,462
Calithera Biosciences, Inc. (a) (b)	51,800	769,230
Celgene Corp. (a)	80,781	10,491,028
GlycoMimetics, Inc. (a) (b)	119,928	1,338,396
Incyte Corp. (a) (b)	26,640	3,354,242
Ironwood Pharmaceuticals, Inc. (a) (b)	147,969	2,793,655
Jounce Therapeutics, Inc. (a)	4,500	63,135
Karyopharm Therapeutics, Inc. (a) (b)	112,522	1,018,324
Loxo Oncology, Inc. (a) (b)	33,200	2,662,308
Otonomy, Inc. (a)	102,536	1,932,804
Ra Pharmaceuticals, Inc. (a)	68,754	1,288,450
Regeneron Pharmaceuticals, Inc. (a)	3,818	1,875,173
Syndax Pharmaceuticals, Inc. (a) (b)	104,000	1,452,880
TESARO, Inc. (a) (b)	23,842	3,334,542
Trevena, Inc. (a)	188,677	433,957

		38,525,305

Capital Markets—1.3%
Financial Engines, Inc. (b)	62,724	2,295,698
Goldman Sachs Group, Inc. (The)	30,582	6,786,146
Intercontinental Exchange, Inc.	128,254	8,454,504

Capital Markets—(Continued)
Legg Mason, Inc. (b)	79,161	3,020,784
Northern Trust Corp. (b)	36,511	3,549,234
TD Ameritrade Holding Corp. (b)	171,773	7,384,521
WisdomTree Investments, Inc. (b)	146,350	1,488,380

		32,979,267

Chemicals—2.1%
Cabot Corp.	71,604	3,825,802
Celanese Corp. - Series A	97,146	9,223,041
Dow Chemical Co. (The)	253,599	15,994,489
Monsanto Co.	47,180	5,584,225
PPG Industries, Inc.	127,336	14,001,866
Westlake Chemical Corp. (b)	41,520	2,749,039

		51,378,462

Communications Equipment—0.7%
Arista Networks, Inc. (a)	109,824	16,450,537

Construction Materials—0.5%
CRH plc (ADR) (b)	69,203	2,454,630
Martin Marietta Materials, Inc. (b)	22,357	4,976,221
Vulcan Materials Co.	30,329	3,842,078

		11,272,929

Consumer Finance—1.8%
American Express Co.	248,116	20,901,292
Capital One Financial Corp.	295,346	24,401,486

		45,302,778

Containers & Packaging—1.2%
Ardagh Group S.A.	130,043	2,940,272
Ball Corp.	314,006	13,254,193
International Paper Co.	178,069	10,080,486
Owens-Illinois, Inc. (a) (b)	114,306	2,734,200

		29,009,151

Electric Utilities—3.1%
Avangrid, Inc.	261,115	11,528,227
Edison International	110,167	8,613,958
Eversource Energy	91,220	5,537,966
Exelon Corp.	224,840	8,109,979
NextEra Energy, Inc. (b)	184,458	25,848,099
PG&E Corp.	188,598	12,517,249
Pinnacle West Capital Corp.	45,904	3,909,185

		76,064,663

Electrical Equipment—1.4%
AMETEK, Inc. (b)	275,278	16,673,589
Eaton Corp. plc	228,363	17,773,492

		34,447,081

Energy Equipment & Services—0.1%
Helix Energy Solutions Group, Inc. (a)	190,442	1,074,093
Tesco Corp. (a)	220,920	983,094

		2,057,187

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—3.8%
Alexandria Real Estate Equities, Inc. (b)	92,501	$11,143,596
American Tower Corp.	210,855	27,900,334
Apartment Investment & Management Co. - Class A	216,432	9,300,083
Crown Castle International Corp.	133,155	13,339,468
Equinix, Inc.	22,008	9,444,953
Invitation Homes, Inc.	279,411	6,043,660
Outfront Media, Inc.	66,803	1,544,485
Prologis, Inc.	106,471	6,243,459
Simon Property Group, Inc.	46,420	7,508,899

		92,468,937

Food & Staples Retailing—1.3%
Costco Wholesale Corp.	91,512	14,635,514
Walgreens Boots Alliance, Inc.	228,577	17,899,865

		32,535,379

Food Products—1.4%
Hostess Brands, Inc. (a) (b)	979,614	15,771,785
Post Holdings, Inc. (a)	248,216	19,273,973

		35,045,758

Gas Utilities—0.2%
UGI Corp. (b)	120,540	5,835,341

Health Care Equipment & Supplies—4.6%
Abbott Laboratories	253,161	12,306,156
Baxter International, Inc.	158,499	9,595,529
Becton Dickinson & Co.	62,117	12,119,648
Boston Scientific Corp. (a)	693,493	19,223,626
ConforMIS, Inc. (a)	140,400	602,316
Medtronic plc	481,636	42,745,195
Stryker Corp.	116,142	16,118,187

		112,710,657

Health Care Providers & Services—3.7%
Brookdale Senior Living, Inc. (a)	163,665	2,407,512
Cardinal Health, Inc.	182,929	14,253,828
Cigna Corp.	85,242	14,268,658
HCA Healthcare, Inc. (a)	101,422	8,843,998
McKesson Corp.	84,255	13,863,318
UnitedHealth Group, Inc.	199,045	36,906,924

		90,544,238

Hotels, Restaurants & Leisure—0.9%
Hilton Worldwide Holdings, Inc.	92,849	5,742,711
McDonald’s Corp.	78,270	11,987,833
Wingstop, Inc. (b)	20,181	623,593
Wynn Resorts, Ltd.	28,873	3,872,447

		22,226,584

Household Durables—0.5%
Mohawk Industries, Inc. (a)	46,351	11,202,573

Industrial Conglomerates—1.1%
General Electric Co.	1,033,589	27,917,239

Insurance—5.7%
Allstate Corp. (The)	100,610	8,897,948
American International Group, Inc.	415,603	25,983,500
Assured Guaranty, Ltd.	404,685	16,891,552
Athene Holding, Ltd. - Class A (a)	130,446	6,471,426
Chubb, Ltd.	53,240	7,740,031
Hartford Financial Services Group, Inc. (The)	170,172	8,945,942
Manulife Financial Corp.	487,795	9,151,034
Marsh & McLennan Cos., Inc.	297,467	23,190,527
Prudential Financial, Inc.	142,662	15,427,469
XL Group, Ltd.	383,380	16,792,044

		139,491,473

Internet & Direct Marketing Retail—4.5%
Amazon.com, Inc. (a)	47,488	45,968,384
Expedia, Inc.	96,652	14,396,316
Netflix, Inc. (a)	87,529	13,077,708
Priceline Group, Inc. (The) (a)	9,206	17,220,007
Wayfair, Inc. - Class A (a) (b)	245,874	18,902,793

		109,565,208

Internet Software & Services—5.0%
Alphabet, Inc. - Class A (a)	47,003	43,697,749
Blucora, Inc. (a)	114,216	2,421,379
eBay, Inc. (a)	612,688	21,395,065
Facebook, Inc. - Class A (a)	370,113	55,879,661

		123,393,854

IT Services—4.0%
Accenture plc - Class A	39,796	4,921,969
Alliance Data Systems Corp. (b)	34,488	8,852,725
Cognizant Technology Solutions Corp. - Class A	41,604	2,762,506
FleetCor Technologies, Inc. (a) (b)	56,200	8,104,602
Genpact, Ltd. (b)	222,999	6,206,062
Global Payments, Inc.	209,606	18,931,614
PayPal Holdings, Inc. (a)	210,101	11,276,121
Total System Services, Inc.	32,536	1,895,222
Visa, Inc. - Class A (b)	334,327	31,353,186
WEX, Inc. (a) (b)	38,109	3,973,625

		98,277,632

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc.	64,541	11,260,468

Machinery—2.9%
AGCO Corp. (b)	41,264	2,780,781
Caterpillar, Inc.	21,341	2,293,304
Deere & Co.	44,751	5,530,776
Fortive Corp.	271,451	17,196,421
Illinois Tool Works, Inc.	156,654	22,440,685
PACCAR, Inc.	35,433	2,339,995
Pentair plc	265,501	17,666,437

		70,248,399

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Marine—0.1%
Kirby Corp. (a) (b)	26,158	$1,748,662

Media—3.2%
Charter Communications, Inc. - Class A (a)	76,457	25,754,541
Comcast Corp. - Class A	783,196	30,481,988
Liberty Media Corp.-Liberty Formula One - Class C (a) (b)	135,891	4,976,328
New York Times Co. (The) - Class A (b)	105,191	1,861,881
Twenty-First Century Fox, Inc. - Class A (b)	243,934	6,913,090
Viacom, Inc. - Class B	237,462	7,971,599

		77,959,427

Metals & Mining—0.1%
Steel Dynamics, Inc.	80,130	2,869,455

Multi-Utilities—1.0%
Dominion Energy, Inc. (b)	163,872	12,557,512
Sempra Energy (b)	112,795	12,717,636

		25,275,148

Oil, Gas & Consumable Fuels—4.6%
Antero Resources Corp. (a)	168,331	3,637,633
BP plc (ADR)	154,296	5,346,356
Chevron Corp.	87,605	9,139,830
Continental Resources, Inc. (a)	127,799	4,131,742
Diamondback Energy, Inc. (a) (b)	64,880	5,761,993
EOG Resources, Inc.	37,419	3,387,168
Extraction Oil & Gas, Inc. (a) (b)	489,832	6,588,240
Exxon Mobil Corp.	103,298	8,339,247
Kinder Morgan, Inc.	644,728	12,352,988
Newfield Exploration Co. (a) (b)	753,080	21,432,657
ONEOK, Inc.	67,210	3,505,674
Parsley Energy, Inc. - Class A (a)	163,620	4,540,455
PDC Energy, Inc. (a) (b)	85,248	3,675,041
Pioneer Natural Resources Co.	31,058	4,956,236
QEP Resources, Inc. (a)	627,113	6,333,841
Suncor Energy, Inc.	175,457	5,123,344
TransCanada Corp.	106,318	5,068,179
Whiting Petroleum Corp. (a) (b)	115,309	635,353

		113,955,977

Paper & Forest Products—0.1%
Boise Cascade Co. (a) (b)	98,888	3,006,195

Personal Products—1.5%
Coty, Inc. - Class A (b)	1,175,781	22,057,651
Estee Lauder Cos., Inc. (The) - Class A	88,162	8,461,789
Herbalife, Ltd. (a) (b)	73,011	5,207,875

		35,727,315

Pharmaceuticals—4.3%
Aerie Pharmaceuticals, Inc. (a)	42,337	2,224,809
Allergan plc	83,893	20,393,549
AstraZeneca plc (ADR) (b)	299,296	10,203,001
Bristol-Myers Squibb Co.	402,526	22,428,749

Pharmaceuticals—(Continued)
Eli Lilly & Co.	228,895	18,838,059
Johnson & Johnson	149,782	19,814,661
Mylan NV (a)	234,148	9,089,625
MyoKardia, Inc. (a) (b)	93,120	1,219,872
Teva Pharmaceutical Industries, Ltd. (ADR)	72,077	2,394,398

		106,606,723

Professional Services—0.9%
Equifax, Inc.	51,035	7,013,230
IHS Markit, Ltd. (a) (b)	104,224	4,590,025
TransUnion (a) (b)	234,501	10,156,238

		21,759,493

Real Estate Management & Development—0.2%
Conyers Park Acquisition Corp. (a)	467,230	5,957,183

Road & Rail—0.6%
J.B. Hunt Transport Services, Inc. (b)	10,858	992,204
Knight Transportation, Inc. (b)	120,676	4,471,046
Norfolk Southern Corp.	57,948	7,052,272
Schneider National, Inc. - Class B	51,566	1,153,531

		13,669,053

Semiconductors & Semiconductor Equipment—3.3%
Broadcom, Ltd.	84,685	19,735,839
First Solar, Inc. (a) (b)	24,483	976,382
Microchip Technology, Inc. (b)	153,137	11,819,114
Micron Technology, Inc. (a)	321,326	9,594,794
NVIDIA Corp.	126,878	18,341,484
QUALCOMM, Inc.	383,924	21,200,283

		81,667,896

Software—3.7%
Adobe Systems, Inc. (a)	62,029	8,773,382
Atlassian Corp. plc - Class A (a)	129,231	4,546,347
Autodesk, Inc. (a)	50,282	5,069,431
Guidewire Software, Inc. (a) (b)	52,603	3,614,352
HubSpot, Inc. (a) (b)	65,422	4,301,497
Microsoft Corp.	435,210	29,999,025
Salesforce.com, Inc. (a)	111,792	9,681,187
ServiceNow, Inc. (a) (b)	100,838	10,688,828
Splunk, Inc. (a) (b)	30,795	1,751,928
SS&C Technologies Holdings, Inc. (b)	75,930	2,916,471
Workday, Inc. - Class A (a) (b)	89,068	8,639,596

		89,982,044

Specialty Retail—1.5%
Advance Auto Parts, Inc. (b)	110,228	12,851,483
L Brands, Inc. (b)	121,872	6,567,682
O’Reilly Automotive, Inc. (a) (b)	40,766	8,917,155
TJX Cos., Inc. (The)	111,701	8,061,461

		36,397,781

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—3.9%
Apple, Inc.	660,793	$95,167,408

Textiles, Apparel & Luxury Goods—1.2%
NIKE, Inc. - Class B	469,754	27,715,486
VF Corp. (b)	28,945	1,667,232

		29,382,718

Tobacco—2.0%
Altria Group, Inc.	427,648	31,846,946
British American Tobacco plc (ADR) (b)	248,272	17,016,563

		48,863,509

Total Common Stocks (Cost $2,040,880,960)		2,427,432,741

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $19,958,056 on 07/03/17, collateralized by $20,295,000 Federal Home Loan Mortgage Corp. at 0.875% due 08/15/17 with a value of $20,358,097.	19,957,856	19,957,856

Total Short-Term Investments (Cost $19,957,856)		19,957,856

Securities Lending Reinvestments (c)—11.5%

Certificates of Deposit—7.2%
ABN AMRO Bank NV
Zero Coupon, 09/05/17	8,962,358	8,981,100
Banco Del Estado De Chile New York 1.429%, 10/19/17 (d)	4,000,000	4,000,952
Bank of America N.A. 1.507%, 07/11/17 (d)	2,500,000	2,500,440
Bank of Montreal Chicago 1.276%, 09/06/17 (d)	1,500,000	1,500,276
Bank of Nova Scotia Houston 1.492%, 11/03/17 (d)	3,000,000	3,002,962
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	2,119,438	2,102,331
1.602%, 11/16/17 (d)	2,000,000	2,001,952
BNP Paribas New York 1.372%, 02/15/18 (d)	9,000,000	9,001,440
Canadian Imperial Bank 1.630%, 10/27/17 (d)	2,000,000	2,002,250
Cooperative Rabobank UA New York 1.555%, 10/13/17 (d)	2,500,000	2,502,882
1.558%, 10/13/17 (d)	2,500,000	2,503,391

Certificates of Deposit—(Continued)
Credit Industriel et Commercial 1.125%, 07/03/17	3,000,000	3,000,066
Credit Suisse AG New York 1.314%, 11/07/17 (d)	5,000,000	5,000,405
1.432%, 10/16/17 (d)	5,500,000	5,501,177
DG Bank New York 1.140%, 07/03/17	10,000,000	9,999,900
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	2,300,000	2,300,288
KBC Bank NV Zero Coupon, 08/22/17	1,993,479	1,996,780
1.200%, 07/18/17	2,000,000	2,000,000
1.220%, 07/27/17	7,000,000	7,000,000
1.250%, 08/08/17	4,000,000	4,000,120
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	11,500,000	11,499,885
Mitsubishi UFJ Trust and Banking Corp. 1.367%, 10/11/17 (d)	2,000,000	2,000,448
Mizuho Bank, Ltd., New York 1.397%, 10/11/17 (d)	1,500,000	1,499,951
1.400%, 11/27/17 (d)	10,000,000	9,995,400
1.469%, 10/18/17 (d)	3,500,000	3,499,762
National Australia Bank London 1.480%, 11/09/17 (d)	4,500,000	4,503,645
Natixis New York 1.287%, 11/13/17 (d)	9,000,000	8,999,010
1.506%, 08/03/17 (d)	2,900,000	2,900,876
Norinchukin Bank New York 1.297%, 11/13/17 (d)	3,500,000	3,500,273
1.377%, 10/13/17 (d)	1,500,000	1,501,031
1.584%, 08/21/17 (d)	6,000,000	6,002,214
1.687%, 07/12/17 (d)	2,000,000	2,000,242
Royal Bank of Canada New York 1.555%, 10/13/17 (d)	1,000,000	1,001,011
Sumitomo Mitsui Banking Corp. 1.480%, 08/09/17	1,009,233	1,000,230
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (d)	5,000,000	4,999,545
1.357%, 10/12/17 (d)	2,500,000	2,500,702
1.551%, 08/01/17 (d)	4,300,000	4,301,673
Sumitomo Mitsui Trust Bank, Ltd., New York 1.342%, 11/16/17 (d)	5,000,000	4,999,685
1.377%, 10/11/17 (d)	2,500,000	2,501,761
1.466%, 10/26/17 (d)	7,000,000	7,001,792
Toronto Dominion Bank New York 1.467%, 03/13/18 (d)	6,000,000	6,004,458
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	2,200,000	2,201,967

		175,314,273

Commercial Paper—2.0%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	4,985,213	4,998,190
Barton Capital S.A. 1.210%, 07/10/17	996,841	999,674

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Commonwealth Bank Australia 1.522%, 10/23/17 (d)	4,000,000	$4,004,217
Erste Abwicklungsanstalt 1.379%, 07/18/17 (d)	8,700,000	8,700,505
ING Funding LLC 1.277%, 11/13/17 (d)	4,000,000	3,999,708
LMA S.A. & LMA Americas 1.150%, 07/07/17	6,498,547	6,499,169
1.180%, 07/11/17	2,492,625	2,499,170
Ridgefield Funding Co. LLC 1.180%, 07/31/17	2,991,150	2,996,781
1.434%, 09/07/17 (d)	2,000,000	2,000,801
Sheffield Receivables Co. 1.190%, 07/28/17	5,981,357	5,994,360
1.230%, 07/07/17	1,993,782	1,999,532
Westpac Banking Corp. 1.506%, 10/20/17 (d)	3,700,000	3,703,689

		48,395,796

Repurchase Agreements—1.9%
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $18,186,649 on 07/03/17, collateralized by $18,489,123 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $18,548,583.	18,184,830	18,184,830
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $10,508,138 on 07/03/17, collateralized by $2,282 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $11,674,147.	10,500,000	10,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $502,423 on 09/29/17, collateralized by various Common Stock with a value of $550,000.	500,000	500,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $10,009,264 on 07/07/17, collateralized by $9,016,826 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $10,206,659.	10,000,000	10,000,000

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $3,759,931 on 10/02/17, collateralized by various Common Stock with a value of $4,070,000.	3,700,000	3,700,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $5,038,238 on 10/02/17, collateralized by various Common Stock with a value of $5,500,001.	5,000,000	5,000,000

		47,884,830

Time Deposit—0.4%
Shinkin Central Bank 1.330%, 07/25/17	9,000,000	9,000,000

Total Securities Lending Reinvestments (Cost $280,550,238)		280,594,899

Total Investments—111.4% (Cost $2,341,389,054) (e)		2,727,985,496
Other assets and liabilities (net)—(11.4)%		(278,890,132)

Net Assets—100.0%		$2,449,095,364

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $272,666,853 and the collateral received consisted of cash in the amount of $280,508,852. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $2,341,389,054. The aggregate unrealized appreciation and depreciation of investments were $435,252,672 and $(48,656,230), respectively, resulting in net unrealized appreciation of $386,596,442.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P 500 Index E-Mini Futures	09/15/17	81	USD	9,874,120	$(69,475)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,427,432,741	$—	$—	$2,427,432,741
Total Short-Term Investment*	—	19,957,856	—	19,957,856
Total Securities Lending Reinvestments*	—	280,594,899	—	280,594,899
Total Investments	$2,427,432,741	$300,552,755	$—	$2,727,985,496

Collateral for Securities Loaned (Liability)	$—	$(280,508,852)	$—	$(280,508,852)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(69,475)	$—	$—	$(69,475)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$2,727,985,496
Cash collateral for futures contracts	392,040
Receivable for:
Investments sold	22,765,886
Fund shares sold	82,552
Dividends and interest	2,024,707
Variation margin on futures contracts	3,645

Total Assets	2,753,254,326
Liabilities
Collateral for securities loaned	280,508,852
Payables for:
Investments purchased	21,150,616
Fund shares redeemed	1,007,951
Accrued Expenses:
Management fees	982,645
Distribution and service fees	36,099
Deferred trustees’ fees	115,782
Other expenses	357,017

Total Liabilities	304,158,962

Net Assets	$2,449,095,364

Net Assets Consist of:
Paid in surplus	$1,928,892,341
Undistributed net investment income	13,958,625
Accumulated net realized gain	119,717,180
Unrealized appreciation on investments, futures contracts and foreign currency transactions	386,527,218

Net Assets	$2,449,095,364

Net Assets
Class A	$2,244,159,625
Class B	128,045,079
Class E	76,890,660
Capital Shares Outstanding*
Class A	152,559,235
Class B	8,867,820
Class E	5,265,795
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.71
Class B	14.44
Class E	14.60

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,341,389,054.
(b)	Includes securities loaned at value of $272,666,853.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$19,073,144
Interest	4,992
Securities lending income	837,254

Total investment income	19,915,390
Expenses
Management fees	6,753,643
Administration fees	38,317
Custodian and accounting fees	60,534
Distribution and service fees—Class B	158,517
Distribution and service fees—Class E	56,857
Audit and tax services	20,657
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	101,435
Insurance	7,942
Miscellaneous	12,606

Total expenses	7,255,210
Less management fee waiver	(898,123)
Less broker commission recapture	(12,264)

Net expenses	6,344,823

Net Investment Income	13,570,567

Net Realized and Unrealized Gain
Net realized gain on:
Investments	124,669,449
Futures contracts	404,726
Foreign currency transactions	1,960

Net realized gain	125,076,135

Net change in unrealized appreciation (depreciation) on:
Investments	138,093,980
Futures contracts	(8,758)
Foreign currency transactions	(114)

Net change in unrealized appreciation	138,085,108

Net realized and unrealized gain	263,161,243

Net Increase in Net Assets From Operations	$276,731,810

(a)	Net of foreign withholding taxes of $69,779.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,570,567	$27,362,720
Net realized gain	125,076,135	92,340,094
Net change in unrealized appreciation	138,085,108	68,783,191

Increase in net assets from operations	276,731,810	188,486,005

From Distributions to Shareholders
Net investment income
Class A	(24,430,468)	(51,100,364)
Class B	(1,114,219)	(2,720,768)
Class E	(734,571)	(1,692,433)
Net realized capital gains
Class A	(81,922,527)	(138,998,948)
Class B	(4,763,073)	(8,322,875)
Class E	(2,836,965)	(4,949,969)

Total distributions	(115,801,823)	(207,785,357)

Increase (decrease) in net assets from capital share transactions	(60,137,898)	126,083,894

Total increase in net assets	100,792,089	106,784,542

Net Assets
Beginning of period	2,348,303,275	2,241,518,733

End of period	$2,449,095,364	$2,348,303,275

Undistributed net investment income
End of period	$13,958,625	$26,667,316

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	227,834	$3,351,737	8,134,998	$113,241,932
Reinvestments	7,220,163	106,352,995	14,898,065	190,099,312
Redemptions	(11,176,510)	(164,821,991)	(12,494,585)	(168,841,752)

Net increase (decrease)	(3,728,513)	$(55,117,259)	10,538,478	$134,499,492

Class B
Sales	278,116	$3,983,528	435,277	$5,702,285
Reinvestments	406,452	5,877,292	880,673	11,043,643
Redemptions	(918,632)	(13,289,230)	(1,554,665)	(20,610,567)

Net decrease	(234,064)	$(3,428,410)	(238,715)	$(3,864,639)

Class E
Sales	49,919	$736,090	92,180	$1,216,483
Reinvestments	244,124	3,571,536	524,262	6,642,402
Redemptions	(403,102)	(5,899,855)	(927,981)	(12,409,844)

Net decrease	(109,059)	$(1,592,229)	(311,539)	$(4,550,959)

Increase (decrease) derived from capital shares transactions		$(60,137,898)		$126,083,894

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.77		$13.96	$14.49	$12.86	$9.71	$8.65

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.17	0.18	0.16	0.11	0.14
Net realized and unrealized gain on investments	1.59		0.91	0.50	1.59	3.20	1.03

Total from investment operations	1.67		1.08	0.68	1.75	3.31	1.17

Less Distributions
Distributions from net investment income	(0.17)		(0.34)	(0.14)	(0.12)	(0.16)	(0.11)
Distributions from net realized capital gains	(0.56)		(0.93)	(1.07)	0.00	0.00	0.00

Total distributions	(0.73)		(1.27)	(1.21)	(0.12)	(0.16)	(0.11)

Net Asset Value, End of Period	$14.71		$13.77	$13.96	$14.49	$12.86	$9.71

Total Return (%) (b)	12.10	(c)	8.50	4.59	13.78	34.49	13.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.59	0.59	0.60	0.62	0.64
Net ratio of expenses to average net assets (%) (e)(f)	0.51	(d)	0.51	0.51	0.53	0.60	0.63
Ratio of net investment income to average net assets (%)	1.14	(d)	1.23	1.23	1.16	1.03	1.54
Portfolio turnover rate (%)	33	(c)	62	63	136	42	103
Net assets, end of period (in millions)	$2,244.2		$2,151.9	$2,034.6	$2,207.6	$1,061.3	$873.0

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.51		$13.72	$14.25	$12.66	$9.56	$8.52

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.13	0.14	0.12	0.09	0.12
Net realized and unrealized gain on investments	1.56		0.90	0.51	1.57	3.14	1.01

Total from investment operations	1.62		1.03	0.65	1.69	3.23	1.13

Less Distributions
Distributions from net investment income	(0.13)		(0.31)	(0.11)	(0.10)	(0.13)	(0.09)
Distributions from net realized capital gains	(0.56)		(0.93)	(1.07)	0.00	0.00	0.00

Total distributions	(0.69)		(1.24)	(1.18)	(0.10)	(0.13)	(0.09)

Net Asset Value, End of Period	$14.44		$13.51	$13.72	$14.25	$12.66	$9.56

Total Return (%) (b)	11.99	(c)	8.19	4.41	13.41	34.17	13.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)	0.84	0.84	0.85	0.87	0.89
Net ratio of expenses to average net assets (%) (e)(f)	0.76	(d)	0.76	0.76	0.78	0.85	0.88
Ratio of net investment income to average net assets (%)	0.89	(d)	0.97	0.98	0.87	0.78	1.29
Portfolio turnover rate (%)	33	(c)	62	63	136	42	103
Net assets, end of period (in millions)	$128.0		$123.0	$128.1	$139.0	$132.0	$108.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.66		$13.86	$14.39	$12.77	$9.65	$8.59

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.14	0.15	0.13	0.10	0.13
Net realized and unrealized gain on investments	1.58		0.91	0.51	1.60	3.16	1.03

Total from investment operations	1.65		1.05	0.66	1.73	3.26	1.16

Less Distributions
Distributions from net investment income	(0.15)		(0.32)	(0.12)	(0.11)	(0.14)	(0.10)
Distributions from net realized capital gains	(0.56)		(0.93)	(1.07)	0.00	0.00	0.00

Total distributions	(0.71)		(1.25)	(1.19)	(0.11)	(0.14)	(0.10)

Net Asset Value, End of Period	$14.60		$13.66	$13.86	$14.39	$12.77	$9.65

Total Return (%) (b)	12.03	(c)	8.30	4.45	13.62	34.17	13.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(d)	0.74	0.74	0.75	0.77	0.79
Net ratio of expenses to average net assets (%) (e)(f)	0.66	(d)	0.66	0.66	0.68	0.75	0.78
Ratio of net investment income to average net assets (%)	0.99	(d)	1.07	1.07	0.97	0.88	1.39
Portfolio turnover rate (%)	33	(c)	62	63	136	42	103
Net assets, end of period (in millions)	$76.9		$73.4	$78.8	$90.2	$94.3	$81.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waivers on average net assets was 0.03%, 0.03%, 0.03% and 0.04% for the six months ended June 30, 2017 and the years ended December 31, 2016, 2015 and 2014, respectively (see Note 6 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Large Cap Research Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

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Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trust (“REIT”) adjustments, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

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Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $19,957,856. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $47,884,830. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

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Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$69,475

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$404,726

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(8,758)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$9,800

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

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Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$793,052,709	$0	$951,379,457

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$6,753,643	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

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Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
0.005%	$2 billion to $21.250 billion
0.010%	Over $21.250 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 amounted to $488,114 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $410,009 was waived in the aggregate for the six months ended June 30, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$67,917,269	$22,062,745	$139,868,088	$169,152,123	$207,785,357	$191,214,868

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$51,255,930	$64,858,863	$243,260,065	$—	$359,374,858

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

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Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
157,689,610	5,147,878	9,901,828

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	162,022,940	10,716,375
Robert Boulware	161,995,621	10,743,694
Susan C. Gause	161,903,188	10,836,127
Nancy Hawthorne	162,006,980	10,732,335
Barbara A. Nugent	161,984,816	10,754,500
John Rosenthal	161,898,829	10,840,487
Linda B. Strumpf	161,926,566	10,812,750
Dawn M. Vroegop	161,836,753	10,902,562

BHFTI-22

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2017, the Class A and B shares of the Brighthouse Asset Allocation 100 Portfolio returned 11.19% and 10.97%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned 10.63%.

MARKET ENVIRONMENT / CONDITIONS

The first half of the year was marked by the U.S. Federal Reserve (the “Fed”) raising rates twice, both times in 0.25% increments, from 0.75% to 1.25%. In addition, the Fed has suggested another rate hike in 2017 as well as the beginning of ”a balance sheet normalization”, with reference to the Fed’s plan to start reducing its enormous balance sheet of approximately $4.5 trillion worth of primarily U.S. government bonds and mortgage securities. The Fed’s move comes on the back of continued slow but steady growth in the U.S., currently at the tune of 2% annually. However, despite the muted growth, the current eight-year-long economic expansion has driven the unemployment rate down to 4.3% as of this writing. This is a level not witnessed since 2000, and before that, one would have to go all the way back to 1969 to see a level that low. This level is noticeably below the long-run “normal” level of unemployment, typically defined by the Fed as being between 4.5 to 5.0%. As such, unemployment should not be expected to go much lower, despite the tailwind from more than 6 million current job openings, which would lower the unemployment rate by another approximately 4% if they were all filled. If the job market continues to tighten, however, it would not be a surprise to see stronger growth in wages, which in turn would help push core inflation above the current level of 1.9%, and above the Fed’s stated target of 2%.

Another factor pushing core inflation upward is housing expenses. After a game-changing collapse in housing leading up to the Financial Crisis, surviving homebuilders are still only cautiously embarking on new projects, despite an existing inventory of housing of only slightly more than four months. This, in turn, has led to an increase in the cost of renting and owning, a trend that could continue if interest rates continue to rise.

In addition to relatively healthy economic data, financial markets have been busy interpreting the impact of the potential shift in the regulatory environment and in fiscal policies that followed the November election. The result was a very healthy gain for stocks during the first two months of the year, as financial markets seemed to price in a complete and swift implementation of everything promised before and after the election. However, as investors got into March, expectations were lowered, epitomized by the Republican withdrawal of the healthcare bill. This led to sideways movement of U.S. stock prices until the second half of May, where another push higher led the U.S. stock market, as defined by the S&P 500 Index, to a very strong mid-year return of 9.34%. The robust returns were led by Information Technology and Healthcare, which returned 16.62% and 16.47%, respectively. At the other end of the scale was Energy and Telecommunication Services, which fell 13.82% and 10.77%, in that order. Large cap stocks outperformed both mid cap stocks and small cap stocks, which returned 7.99% and 4.99% respectively, as measured by the Russell Mid Cap Index and the Russell 2000 Index.

Despite the strong performance of U.S. equity markets, non-U.S. equities fared even better. Foreign developed equity, as defined by the MSCI EAFE Index, returned 13.81% during the first six months of the year, driven by relatively cheap valuations and a European economy that seems to be in recovery mode. Emerging Market (“EM”) equity was the best performing major asset class, returning 18.43% as defined by the MSCI EM Index. The strong returns were primarily driven by Asian economies, led by Korea, China and Taiwan, which returned 28.78%, 24.86% and 21.58%, respectively, according to their MSCI country-specific indices. European emerging markets were the laggard, primarily because of a negative return of 14.18% coming out of Russia, as defined by the MSCI Russia Index.

In the fixed income world, there was a slight curve-flattening during the first half of the year. The 1-year U.S. Treasury rate rose from 0.80% to 1.23%, but longer-term rates were, surprisingly, down slightly for the first six months of the year. The 5-year rates moved from 1.94% to 1.89%, the 10-year rate moved from 2.44% to 2.30%, and the 30-year rate moved from 3.05% to 2.83%, as the market responded to lower than expected inflation, and diminished hope that the economy can break out of the current 2% growth environment any time soon. However, the confirmation of steady economic growth, fueled strong returns for corporate bonds, and more so in in the low-quality end of the spectrum. As such, the lowest quality corporate bonds returned 6.59% during first half of the year, as measured by the Bloomberg Barclays U.S. High Yield Caa Index. Much of the strong return came out of the energy sector during the first quarter of the year, as surviving energy related companies have had a chance to adjust their businesses to low energy prices.

PORTFOLIO REVIEW / YEAR-END POSITIONING

The Brighthouse Asset Allocation 100 Portfolio invested in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 100% to equities, although we expect that some residual cash will be held by underlying portfolios.

Over the six month period, the Portfolio outperformed the Dow Jones Aggressive Index. While the contribution from the underlying international equity portfolios was a drag on relative performance, strong performance by the U.S. equity portfolios combined with a favorable overweight to U.S. large cap equity, was enough to stay ahead of the benchmark.

Performance from the individual underlying domestic equity portfolios was mixed, but the overall contribution to relative performance was positive. Within large cap equity, the T. Rowe Price Large Cap Growth Portfolio did particularly well, outperforming its benchmark

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

by 5.60% during the first half of the year. The strong performance was driven by an overweight to Financial Services, and strong security selection within Consumer Discretionary, Healthcare, and Technology. Another strong performer was the Jennison Growth Portfolio, which outperformed its benchmark by 4.75% for the period. The main reason for the strong performance was an overweight to Technology, underweights to Real Estate and Consumer Staples, and strong security selection within Consumer Discretionary and Industrials. At the other end of the scale was the BlackRock Large Cap Value Portfolio, which underperformed its benchmark by 5.44% during the first half of the year. The significant underperformance was primarily a result of poor security selection within Energy, Consumer Staples, Technology, and Financial Services, in addition to an unfavorable overweight to Energy. Within mid cap equity, the Morgan Stanley Mid Cap Growth Portfolio significantly outperformed its benchmark during the period, beating it by 16.71%. The feat was driven by strong security selection within Consumer Discretionary, Technology, Financial Services, and Healthcare, as well as a large overweight to Technology and an underweight to Consumer Staples. The T. Rowe Price Mid Cap Growth Portfolio also stood out, as it outperformed its benchmark by 3.45% for the period. The main drivers of outperformance were strong security selection within Industrials, Financial Services, and Consumer Discretionary, as well as favorable underweights to Consumer Discretionary and Consumer Staples. The Invesco Mid Cap Value Portfolio was a drag on relative performance for the first half year, as it underperformed its benchmark by 3.08%. The poor performance was a result of poor stock selection within Technology, Industrials, Energy, Real Estate, and Consumer Discretionary. The Neuberger Berman Genesis Portfolio was the strongest performer within the small cap equity asset class, as it outperformed its benchmark by 4.53% during the first half of the year. In addition to a favorable growth tilt vs. its value benchmark, the contribution from security selection within Technology, Industrials, Consumer Staples, and Energy helped relative performance. Furthermore, overweights to Healthcare and Technology and an underweight to Energy, also boosted relative return.

The contribution from the non-U.S. equity portfolios was overall negative, despite strong performance from several individual portfolios. The main reason for the overall detraction from relative performance, was the Van Eck Global Natural Resources Portfolio, which underperformed its benchmark by 4.97% during the first six months of the year. The main reasons for the underperformance were overweight positions and underperformance in the oil & gas exploration & production and oil & gas drilling sub-industries, and poor performance of securities within the Diversified Metals & Mining sector. At the other end of the scale was the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 8.70%. The main driver of outperformance was strong security selection within Financial Services, Consumer Discretionary, Real Estate, and Technology, in addition to underweights to Energy and Real Estate. Another strong performer was the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 5.96% during the first half of the year. The strong results were primarily driven by an overweight to Technology and an underweight to Energy, in addition to strong security selection within Consumer Discretionary and Industrials.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 100 Portfolio
Class A	11.19	19.85	12.22	4.82
Class B	10.97	19.44	11.94	4.55
Dow Jones Aggressive Index	7.27	10.35	7.87	5.73

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
ClearBridge Aggressive Growth Portfolio (Class A)	6.2
T. Rowe Price Large Cap Growth Portfolio (Class A)	6.1
Jennison Growth Portfolio (Class A)	6.1
MFS Value Portfolio (Class A)	5.7
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5.6
Invesco Comstock Portfolio (Class A)	5.6
T. Rowe Price Large Cap Value Portfolio (Class A)	5.3
Harris Oakmark International Portfolio (Class A)	4.9
Brighthouse/Dimensional International Small Company Portfolio (Class A)	4.6
BlackRock Capital Appreciation Portfolio (Class A)	4.1

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.75%	$1,000.00	$1,111.90	$3.93
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.73

Class B(a)	Actual	1.00%	$1,000.00	$1,109.70	$5.23
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	5,133,025	$61,236,987
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,829,097	69,761,772
BlackRock Large Cap Value Portfolio (Class A) (a)	3,498,567	30,507,505
Brighthouse Small Cap Value Portfolio (Class A) (b)	1,953,517	30,357,647
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	5,837,939	60,948,079
Brighthouse/Artisan International Portfolio (Class A) (b)	6,421,622	65,821,628
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	105,993	25,375,883
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	5,766,769	78,889,403
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	3,208,989	95,595,771
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	4,484,829	65,971,835
Clarion Global Real Estate Portfolio (Class A) (b)	4,222,784	49,491,026
ClearBridge Aggressive Growth Portfolio (Class A) (b)	6,181,108	106,067,818
Frontier Mid Cap Growth Portfolio (Class A) (a)	740,282	26,072,740
Harris Oakmark International Portfolio (Class A) (b)	5,481,438	83,208,223
Invesco Comstock Portfolio (Class A) (b)	6,644,029	95,275,378
Invesco Mid Cap Value Portfolio (Class A) (b)	427,786	8,311,887
Invesco Small Cap Growth Portfolio (Class A) (b)	2,676,949	36,620,658
Jennison Growth Portfolio (Class A) (a)	7,137,443	103,992,548
JPMorgan Small Cap Value Portfolio (Class A) (b)	1,785,338	29,654,471
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	2,348,790	31,661,687
MFS Research International Portfolio (Class A) (b)	4,516,942	52,396,531

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (a)	6,304,735	97,092,922
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	724,557	13,339,102
Neuberger Berman Genesis Portfolio (Class A) (a)	999,920	20,558,353
Oppenheimer Global Equity Portfolio (Class A) (b)	1,912,926	43,825,127
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	4,620,513	104,608,415
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	2,824,378	91,396,882
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	2,716,572	29,719,293
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	1,170,504	26,113,942
Van Eck Global Natural Resources Portfolio (Class A) (a)	6,409,554	58,391,036
Wells Capital Management Mid Cap Value Portfolio (formerly Goldman Sachs Mid Cap Value Portfolio) (Class A) (b)	1,415,206	16,727,739

Total Mutual Funds (Cost $1,585,500,635)		1,708,992,288

Total Investments—100.0% (Cost $1,585,500,635) (c)		1,708,992,288
Other assets and liabilities (net)—0.0%		(537,976)

Net Assets—100.0%		$1,708,454,312

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	As of June 30, 2017, the aggregate cost of investments was $1,585,500,635. The aggregate unrealized appreciation and depreciation of investments were $151,767,295 and $(28,275,642), respectively, resulting in net unrealized appreciation of $123,491,653.

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,708,992,288	$—	$—	$1,708,992,288
Total Investments	$1,708,992,288	$—	$—	$1,708,992,288

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Affiliated investments at value (a)	$1,708,992,288
Receivable for:
Investments sold	795,881
Fund shares sold	136,659

Total Assets	1,709,924,828
Liabilities
Payables for:
Fund shares redeemed	932,540
Accrued Expenses:
Management fees	101,284
Distribution and service fees	222,398
Deferred trustees’ fees	157,200
Other expenses	57,094

Total Liabilities	1,470,516

Net Assets	$1,708,454,312

Net Assets Consist of:
Paid in surplus	$1,513,052,218
Undistributed net investment income	19,327,733
Accumulated net realized gain	52,582,708
Unrealized appreciation on affiliated investments	123,491,653

Net Assets	$1,708,454,312

Net Assets
Class A	$629,780,597
Class B	1,078,673,715
Capital Shares Outstanding*
Class A	52,402,744
Class B	90,083,686
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.02
Class B	11.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,585,500,635.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$21,625,937

Total investment income	21,625,937
Expenses
Management fees	603,600
Administration fees	10,997
Custodian and accounting fees	13,578
Distribution and service fees—Class B	1,321,771
Audit and tax services	15,255
Legal	18,248
Trustees’ fees and expenses	26,454
Miscellaneous	4,399

Total expenses	2,014,302

Net Investment Income	19,611,635

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	12,941,635
Capital gain distributions from affiliated investments	54,946,631

Net realized gain	67,888,266

Net change in unrealized appreciation on affiliated investments	88,356,093

Net realized and unrealized gain	156,244,359

Net Increase in Net Assets From Operations	$175,855,994

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,611,635	$17,705,843
Net realized gain	67,888,266	108,686,936
Net change in unrealized appreciation	88,356,093	10,145,464

Increase in net assets from operations	175,855,994	136,538,243

From Distributions to Shareholders
Net investment income
Class A	(9,263,908)	(14,478,952)
Class B	(13,417,471)	(22,948,336)
Net realized capital gains
Class A	(34,653,878)	(73,422,589)
Class B	(59,661,334)	(130,917,070)

Total distributions	(116,996,591)	(241,766,947)

Increase in net assets from capital share transactions	32,865,108	88,991,092

Total increase (decrease) in net assets	91,724,511	(16,237,612)

Net Assets
Beginning of period	1,616,729,801	1,632,967,413

End of period	$1,708,454,312	$1,616,729,801

Undistributed net investment income
End of period	$19,327,733	$22,397,477

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	525,924	$6,481,762	1,129,361	$13,170,070
Reinvestments	3,668,988	43,917,786	8,222,782	87,901,541
Redemptions	(2,581,629)	(31,813,166)	(4,720,918)	(55,181,088)

Net increase	1,613,283	$18,586,382	4,631,225	$45,890,523

Class B
Sales	1,231,224	$14,988,872	2,740,682	$31,887,354
Reinvestments	6,130,772	73,078,805	14,433,903	153,865,406
Redemptions	(6,020,950)	(73,788,951)	(12,245,821)	(142,652,191)

Net increase	1,341,046	$14,278,726	4,928,764	$43,100,569

Increase derived from capital shares transactions		$32,865,108		$88,991,092

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.62		$12.60	$14.03	$13.46	$10.48	$9.03

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.15	0.17	0.12	0.02	0.09
Net realized and unrealized gain (loss) on investments	1.15		0.83	(0.31)	0.58	3.07	1.44

Total from investment operations	1.30		0.98	(0.14)	0.70	3.09	1.53

Less Distributions
Distributions from net investment income	(0.19)		(0.32)	(0.22)	(0.13)	(0.11)	(0.08)
Distributions from net realized capital gains	(0.71)		(1.64)	(1.07)	0.00	0.00	0.00

Total distributions	(0.90)		(1.96)	(1.29)	(0.13)	(0.11)	(0.08)

Net Asset Value, End of Period	$12.02		$11.62	$12.60	$14.03	$13.46	$10.48

Total Return (%) (b)	11.19	(c)	9.19	(1.67)	5.24	29.77	17.05

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.08	(e)	0.08	0.08	0.08	0.10	0.10
Ratio of net investment income to average net assets (%) (f)	1.21	(e)(g)	1.27	1.27	0.85	0.15	0.89
Portfolio turnover rate (%)	7	(c)	11	11	17	13	13
Net assets, end of period (in millions)	$629.8		$590.2	$581.6	$631.6	$646.3	$68.5

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.57		$12.54	$13.98	$13.40	$10.43	$8.99

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.12	0.14	0.08	0.13	0.07
Net realized and unrealized gain (loss) on investments	1.13		0.84	(0.33)	0.60	2.93	1.43

Total from investment operations	1.27		0.96	(0.19)	0.68	3.06	1.50

Less Distributions
Distributions from net investment income	(0.16)		(0.29)	(0.18)	(0.10)	(0.09)	(0.06)
Distributions from net realized capital gains	(0.71)		(1.64)	(1.07)	0.00	0.00	0.00

Total distributions	(0.87)		(1.93)	(1.25)	(0.10)	(0.09)	(0.06)

Net Asset Value, End of Period	$11.97		$11.57	$12.54	$13.98	$13.40	$10.43

Total Return (%) (b)	10.97	(c)	8.98	(2.01)	5.09	29.51	16.74

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.33	(e)	0.33	0.33	0.33	0.35	0.35
Ratio of net investment income to average net assets (%) (f)	0.95	(e)(g)	1.03	1.01	0.60	1.07	0.67
Portfolio turnover rate (%)	7	(c)	11	11	17	13	13
Net assets, end of period (in millions)	$1,078.7		$1,026.6	$1,051.4	$1,169.0	$1,222.3	$997.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”) on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution re-designations and distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$109,904,942	$0	$119,454,984

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Asset Allocation Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Asset Allocation Portfolio’s Management Agreement, the Asset Allocation Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Asset Allocation Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$603,600	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Asset Allocation Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Asset Allocation Portfolio, may pay annually up to 0.50% of the average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Asset Allocation Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2017 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
Baillie Gifford International Stock Portfolio	5,414,631	79,581	(361,187)	5,133,025
BlackRock Capital Appreciation Portfolio	1,904,377	45,239	(120,519)	1,829,097
BlackRock Large Cap Value Portfolio	6,451,242	94,176	(3,046,851)	3,498,567
Brighthouse Small Cap Value Portfolio	1,925,971	92,257	(64,711)	1,953,517
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	5,895,298	135,124	(192,483)	5,837,939
Brighthouse/Artisan International Portfolio	6,406,492	238,577	(223,447)	6,421,622
Brighthouse/Artisan Mid Cap Value Portfolio	107,987	844	(2,838)	105,993
Brighthouse/Dimensional International Small Company Portfolio	5,716,613	398,137	(347,981)	5,766,769
Brighthouse/Wellington Core Equity Opportunities Portfolio	3,103,591	167,103	(61,705)	3,208,989
Brighthouse/Wellington Large Cap Research Portfolio	4,533,112	212,460	(260,743)	4,484,829
Clarion Global Real Estate Portfolio	3,922,842	309,521	(9,579)	4,222,784
ClearBridge Aggressive Growth Portfolio	6,492,361	59,448	(370,701)	6,181,108
Frontier Mid Cap Growth Portfolio	776,068	17,453	(53,239)	740,282
Harris Oakmark International Portfolio	5,967,352	102,063	(587,977)	5,481,438
Invesco Comstock Portfolio	5,724,552	1,089,696	(170,219)	6,644,029
Invesco Mid Cap Value Portfolio	432,689	7,383	(12,286)	427,786
Invesco Small Cap Growth Portfolio	2,512,652	272,754	(108,457)	2,676,949
Jennison Growth Portfolio	7,253,898	533,430	(649,885)	7,137,443
JPMorgan Small Cap Value Portfolio	1,704,096	117,868	(36,626)	1,785,338
Loomis Sayles Small Cap Growth Portfolio	2,385,532	109,416	(146,158)	2,348,790
MFS Research International Portfolio	4,681,650	90,778	(255,486)	4,516,942
MFS Value Portfolio	5,670,638	812,375	(178,278)	6,304,735

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Underlying Portfolio (Class A)	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
Morgan Stanley Mid Cap Growth Portfolio	1,036,398	7,190	(319,031)	724,557
Neuberger Berman Genesis Portfolio	939,773	84,868	(24,721)	999,920
Oppenheimer Global Equity Portfolio	2,106,360	21,984	(215,418)	1,912,926
T. Rowe Price Large Cap Growth Portfolio	4,792,081	289,512	(461,080)	4,620,513
T. Rowe Price Large Cap Value Portfolio	2,449,280	436,195	(61,097)	2,824,378
T. Rowe Price Mid Cap Growth Portfolio	2,358,666	456,541	(98,635)	2,716,572
T. Rowe Price Small Cap Growth Portfolio	1,156,012	72,605	(58,113)	1,170,504
Van Eck Global Natural Resources Portfolio	6,003,845	560,742	(155,033)	6,409,554
Wells Capital Management Mid Cap Value Portfolio (formerly Goldman Sachs Mid Cap Value Portfolio)	1,429,777	18,837	(33,408)	1,415,206

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2017
Baillie Gifford International Stock Portfolio	$1,120,688	$—	$748,836	$61,236,987
BlackRock Capital Appreciation Portfolio	1,120,883	1,631,103	73,895	69,761,772
BlackRock Large Cap Value Portfolio	(4,207,619)	—	812,627	30,507,505
Brighthouse Small Cap Value Portfolio	15,035	1,085,251	344,376	30,357,647
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	(76,684)	—	793,015	60,948,079
Brighthouse/Artisan International Portfolio	43,318	—	866,270	65,821,628
Brighthouse/Artisan Mid Cap Value Portfolio	161,627	—	179,676	25,375,883
Brighthouse/Dimensional International Small Company Portfolio	(169,288)	3,616,761	1,748,823	78,889,403
Brighthouse/Wellington Core Equity Opportunities Portfolio	153,258	3,497,539	1,481,956	95,595,771
Brighthouse/Wellington Large Cap Research Portfolio	443,906	2,404,513	717,060	65,971,835
Clarion Global Real Estate Portfolio	(5,997)	—	1,819,119	49,491,026
ClearBridge Aggressive Growth Portfolio	3,108,216	—	998,128	106,067,818
Frontier Mid Cap Growth Portfolio	157,911	614,059	—	26,072,740
Harris Oakmark International Portfolio	1,198,295	—	1,509,643	83,208,223
Invesco Comstock Portfolio	831,206	2,848,926	2,390,839	95,275,378
Invesco Mid Cap Value Portfolio	14,030	—	95,141	8,311,887
Invesco Small Cap Growth Portfolio	(46,671)	3,702,620	—	36,620,658
Jennison Growth Portfolio	1,916,451	7,436,871	333,492	103,992,548
JPMorgan Small Cap Value Portfolio	86,259	1,433,766	398,640	29,654,471
Loomis Sayles Small Cap Growth Portfolio	414,438	1,451,486	—	31,661,687
MFS Research International Portfolio	493,949	—	1,024,666	52,396,531
MFS Value Portfolio	985,267	5,757,140	1,949,999	97,092,922
Morgan Stanley Mid Cap Growth Portfolio	1,431,341	—	46,725	13,339,102
Neuberger Berman Genesis Portfolio	186,681	1,670,181	84,195	20,558,353
Oppenheimer Global Equity Portfolio	393,829	—	493,523	43,825,127
T. Rowe Price Large Cap Growth Portfolio	2,365,347	6,212,294	315,212	104,608,415
T. Rowe Price Large Cap Value Portfolio	937,633	7,643,297	2,027,609	91,396,882
T. Rowe Price Mid Cap Growth Portfolio	48,031	2,410,574	—	29,719,293
T. Rowe Price Small Cap Growth Portfolio	216,211	1,530,250	82,866	26,113,942
Van Eck Global Natural Resources Portfolio	(270,054)	—	70,339	58,391,036
Wells Capital Management Mid Cap Value Portfolio (formerly Goldman Sachs Mid Cap Value Portfolio)	(125,862)	—	219,267	16,727,739

	$12,941,635	$54,946,631	$21,625,937	$1,708,992,288

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$38,049,137	$24,253,314	$203,717,810	$131,869,308	$241,766,947	$156,122,622

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$22,541,612	$94,120,185	$20,025,029	$—	$136,686,826

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties.

BHFTI-14

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
128,677,546	4,983,487	7,120,684

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	132,800,160	7,981,557
Robert Boulware	132,620,111	8,161,606
Susan C. Gause	132,875,198	7,906,519
Nancy Hawthorne	132,866,571	7,915,145
Barbara A. Nugent	132,859,540	7,922,177
John Rosenthal	132,924,607	7,857,110
Linda B. Strumpf	132,541,120	8,240,597
Dawn M. Vroegop	132,848,321	7,933,396

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class B shares of the Brighthouse Balanced Plus Portfolio returned 9.09%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.27%.

MARKET ENVIRONMENT / CONDITIONS

Much of the first quarter of 2017 was marked by surging optimism among U.S. businesses and consumers along with solid fundamentals that helped bolster risk appetites. However, the risk rally moderated some as policy setbacks raised concerns about the Trump administration’s ability to implement its pro-growth agenda. Despite this, volatility remained relatively low, equities rallied, and credit spreads tightened while U.S. yields remained generally range-bound. Solid U.S. economic data gave the U.S. Federal Reserve (the “Fed”) an opportunity to continue on its path toward policy normalization, though its March rate hike was perceived as more dovish given the largely unchanged statement and “dot plot.” Inflation expectations were generally stable, and the fundamental backdrop remained relatively healthy and unchanged. In the eurozone, the Dutch election results tempered some of the risks related to more nationalist, anti-E.U. sentiment leading up to the French and German elections.

Moving into the second quarter, geopolitics dominated headlines, with key elections in France and political controversy in both the United States and Brazil contributing to brief periods of market volatility. Still, robust risk appetite continued, following some of the first quarter’s trends: volatility remained relatively low, equities rallied, and credit spreads tightened while emerging market assets broadly continued to strengthen despite falling oil prices and another Fed rate hike. The Fed’s actions and details of its plan to reduce its balance sheet contributed to a flattening in the U.S. yield curve, with short term rates rising and longer-term yields declining over the quarter. Inflation expectations dropped to pre-U.S. election levels on the back of falling oil prices, soft inflation data, and waning prospects for fiscal stimulus. In Europe, Macron’s presidential victory in France tempered risks related to more nationalist, anti-E.U. outcomes in the eurozone. However, global central bankers struck a less accommodative tone: rhetoric from the European Central Bank, Bank of England, and Bank of Canada highlighted positive economic outlooks and suggested the potential for a reduction in easy monetary policy. In turn, most developed market yields rose higher even as those in the U.S. (outside the front-end) fell.

TOTAL PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Balanced Plus Portfolio was composed of two sleeves. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of Brighthouse Investment Advisers, LLC. The remaining 30% of the assets (the “Overlay Sleeve”) are designed to keep the Portfolio’s overall volatility level within the desired range by dynamically changing its total equity exposure in response to measures of implied equity market volatility. To gain and actively manage this equity exposure, the Overlay Sleeve’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), invested in equity index derivative instruments and various fixed income instruments that served as collateral for the equity derivative exposures. Since the Overlay Sleeve constitutes a substantial percent of the Portfolio’s allocation, Overlay Sleeve performance may significantly impact total Portfolio return in any given period.

BASE SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

The Base Sleeve of the Portfolio produced a positive return over the period, as most underlying portfolios managed to beat their respective benchmarks. On a relative basis, the outperformance was attributable primarily to strong security selection within the underlying equity portfolios.

Performance from the underlying fixed income portfolios was mixed during the period, but the overall contribution was a drag on relative performance. The main culprit for the underperformance was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 4.47% over the period. The main detractors from relative performance were the portfolio’s underweights in the euro, Japanese yen, Australian dollar and U.S. duration. At the other end of the scale was the Western Asset Management Strategic Bond Opportunities Portfolio, which outperformed its benchmark by 3.08%. The main contributors to performance were the portfolio’s allocation to investment grade credit, non-agency securities and commercial mortgage-backed securities, in addition to favorable allocations to emerging markets. Another strong performer was the PIMCO Total Return Portfolio, which outperformed its benchmark by 0.87%. An overweight to U.S. duration, positions in agency and non-agency mortgage-backed securities, and overweights to the euro, yen, and pound currencies were all positive contributors to performance.

Performance from the underlying domestic equity portfolios during the period was mixed as well, but the overall contribution to relative performance was positive. Within large cap equity, the Jennison Growth Portfolio performed well, outperforming its benchmark by 4.75% for the period. The main reason for the strong performance was an overweight to Technology, underweights to Real Estate and Consumer Staples, and strong security selection within Consumer Discretionary and Industrials. Another strong performer was the MFS Value Portfolio, which outperformed its benchmark by 4.62%. The primary drivers of performance were an underweight to Energy and strong security selection within Industrials, Consumer Staples, and Materials. Within mid cap equity, the Morgan Stanley Mid Cap Growth Portfolio significantly outperformed its benchmark during the period, beating it by 16.71%. The feat was driven by strong security selection within Consumer Discretionary, Technology, Financial Services, and Healthcare, as well as a large overweight to Technology

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

and an underweight to Consumer Staples. The T. Rowe Price Mid Cap Growth Portfolio also stood out, as it outperformed its benchmark by 3.45% for the period. The main drivers of outperformance were strong security selection within Industrials, Financial Services, and Consumer Discretionary, as well as favorable underweights to Consumer Discretionary and Consumer Staples. The Neuberger Berman Genesis Portfolio was the strongest performer within the small cap equity asset class, as it outperformed its benchmark by 4.53% during the first half of the year. In addition to a favorable growth tilt versus its value benchmark, the contribution from security selection within Technology, Industrials, Consumer Staples, and Energy helped relative performance. Furthermore, overweights to Healthcare and Technology and an underweight to Energy also boosted relative return.

The contribution from the non-U.S. equity portfolios was overall negative, despite strong performance from several individual portfolios. The main reason for the overall detraction from relative performance was the Van Eck Global Natural Resources Portfolio, which underperformed its benchmark by 4.97% during the first six months of the year. The drivers of this underperformance were overweights in the underperforming oil & gas exploration and production and oil & gas drilling sub-industries. Additionally, poor security selection within the diversified metals & mining industry was a detractor. At the other end of the scale was the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 8.70%. The main drivers of outperformance were strong security selection within the Financial Services, Consumer Discretionary, Real Estate and Technology sectors, in addition to underweights to the Energy and Real Estate sectors. Another strong performer was the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 5.96% during the first half of the year. The strong results were primarily driven by an overweight to Technology and an underweight to Energy, in addition to strong security selection within Consumer Discretionary and Industrials.

OVERLAY SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

Optimism continued throughout the period, even amid geopolitical surprises and concerns regarding the Trump administration’s ability to fulfill their pro-growth agenda. In addition, volatility, as measured by the CBOE Volatility Index (VIX), remained relatively low, prompting the Portfolio to maintain its maximum equity exposure for the period. An overweight to equity, obtained via equity futures contracts, in the PIMCO-managed sleeve contributed to absolute and relative performance of the Portfolio as equities ended the period higher.

The PIMCO-managed fixed income collateral portfolio allocations were positive relative to its benchmark. U.S. duration and yield curve positioning, partially facilitated through the use of futures, was positive for relative performance as mid to long-term rates rallied. Within spread sectors, Agency and Commercial Mortgage-Backed Securities were additive along with allocations to investment-grade credit, high yield credit, and U.S. government agency debentures; however, exposure to Treasury Inflation-Protected Securities modestly detracted as spreads narrowed and breakeven inflation levels fell.

In regards to Portfolio positioning, equity exposure in the PIMCO-managed portion of the Portfolio ended the period with a maximum overweight exposure to U.S. equities as volatility remained subdued. The Portfolio ended the period neutral to slightly overweight duration relative to the benchmark. The fixed income collateral portfolio held positions in Corporate, Agency, and Quasi-Sovereign bonds to diversify and enhance the return potential.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Josh Davis

David Braun

Graham Rennison

Portfolio Managers

Pacific Investment Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
Brighthouse Balanced Plus Portfolio
Class B	9.09	11.37	8.80	7.07
Dow Jones Moderate Index	7.27	10.35	7.87	6.18

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.6
PIMCO Total Return Portfolio (Class A)	5.2
TCW Core Fixed Income Portfolio (Class A)	5.2
JPMorgan Core Bond Portfolio (Class A)	4.7
Harris Oakmark International Portfolio (Class A)	3.7
Western Asset Management U.S. Government Portfolio (Class A)	3.3
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.2
Baillie Gifford International Stock Portfolio (Class A)	2.7
MFS Research International Portfolio (Class A)	2.6
Brighthouse/Templeton International Bond Portfolio (Class A)	2.4

Top Sectors

% of Net Assets
Mutual Funds	68.8
U.S. Treasury & Government Agencies	27.4
Corporate Bonds & Notes	2.5
Foreign Government	0.2
Mortgage-Backed Securities	0.2
Asset-Backed Securities	0.1
Municipals	0.1

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class B(a)(b)	Actual	0.91%	$1,000.00	$1,090.90	$4.72
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—68.8% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—68.8%
Baillie Gifford International Stock Portfolio (Class A) (a)	26,286,451	$313,597,362
BlackRock Bond Income Portfolio (Class A) (a)	7,418,279	783,296,061
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,624,531	61,959,628
BlackRock High Yield Portfolio (Class A) (b)	15,459,755	117,648,736
Brighthouse Small Cap Value Portfolio (Class A) (b)	7,632,022	118,601,628
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	16,485,971	172,113,533
Brighthouse/Artisan International Portfolio (Class A) (b)	24,211,324	248,166,069
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	743,309	177,955,544
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	12,775,283	174,765,874
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	16,814,419	170,330,064
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b)	29,302,882	280,721,607
Brighthouse/Templeton International Bond Portfolio (Class A) (b)	27,617,881	281,150,032
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	2,034,351	60,603,325
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	4,155,544	61,128,046
Clarion Global Real Estate Portfolio (Class A) (b)	8,781,344	102,917,352
ClearBridge Aggressive Growth Portfolio (Class A) (b)	3,487,502	59,845,536
Frontier Mid Cap Growth Portfolio (Class A) (a)	4,612,413	162,449,199
Harris Oakmark International Portfolio (Class A) (b)	28,895,868	438,639,277
Invesco Comstock Portfolio (Class A) (b)	4,144,524	59,432,472
Invesco Small Cap Growth Portfolio (Class A) (b)	6,726,570	92,019,478
Jennison Growth Portfolio (Class A) (a)	5,117,253	74,558,374
JPMorgan Core Bond Portfolio (Class A) (b)	54,773,293	557,592,120
JPMorgan Small Cap Value Portfolio (Class A) (b)	5,210,738	86,550,353
MFS Research International Portfolio (Class A) (b)	26,591,449	308,460,804
MFS Value Portfolio (Class A) (a)	3,974,245	61,203,374
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	3,487,902	64,212,275
Neuberger Berman Genesis Portfolio (Class A) (a)	4,105,117	84,401,202
Oppenheimer Global Equity Portfolio (Class A) (b)	5,524,281	126,561,273
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	22,785,804	221,705,874
PIMCO Total Return Portfolio (Class A) (b)	54,374,828	619,329,287

Affiliated Investment Companies—(Continued)
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	1,869,760	60,505,449
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	10,573,487	115,673,949
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	5,505,897	122,836,562
TCW Core Fixed Income Portfolio (Class A) (b)	60,480,708	610,855,151
Van Eck Global Natural Resources Portfolio (Class A) (a)	15,305,603	139,434,045
Wells Capital Management Mid Cap Value Portfolio (formerly Goldman Sachs Mid Cap Value Portfolio) (Class A) (b)	14,886,540	175,958,905
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	28,202,322	382,423,480
Western Asset Management U.S. Government Portfolio (Class A) (a)	33,392,055	386,679,999

Total Mutual Funds (Cost $8,080,525,506)		8,136,283,299

U.S. Treasury & Government Agencies—27.4%

Agency Sponsored Mortgage - Backed—1.9%
Fannie Mae 30 Yr. Pool 3.500%, TBA (c)	215,000,000	220,820,114
Fannie Mae Pool 2.920%, 03/01/35	2,950,000	2,770,671
3.180%, 07/01/35	2,851,917	2,853,216

		226,444,001

Federal Agencies—1.5%
Federal Home Loan Mortgage Corp. 2.375%, 01/13/22	10,500,000	10,720,374
6.250%, 07/15/32	30,000,000	42,646,260
Federal National Mortgage Association 1.875%, 09/24/26	36,006,000	34,138,873
6.625%, 11/15/30	19,200,000	27,449,511
Residual Funding Corp. Principal Strip
Zero Coupon, 10/15/19	24,600,000	23,704,560
Zero Coupon, 07/15/20	18,900,000	17,915,612
Zero Coupon, 04/15/30	19,500,000	13,306,527
Tennessee Valley Authority 2.875%, 02/01/27	1,700,000	1,739,853

		171,621,570

U.S. Treasury—24.0%
U.S. Treasury Bonds 2.250%, 08/15/46	32,500,000	28,612,707
2.500%, 02/15/46	87,700,000	81,629,494
2.500%, 05/15/46	21,000,000	19,537,392
2.750%, 08/15/42	29,400,000	29,078,423
2.750%, 11/15/42	196,000,000	193,672,500
2.875%, 05/15/43	126,000,000	127,220,688

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds 2.875%, 08/15/45	51,300,000	$51,586,562
2.875%, 11/15/46 (d)	114,100,000	114,728,463
3.000%, 11/15/44	96,000,000	99,060,000
3.000%, 02/15/47 (d)	96,900,000	99,958,358
3.000%, 05/15/47	35,000,000	36,121,085
3.125%, 02/15/42	93,900,000	99,434,935
3.125%, 02/15/43	89,700,000	94,766,615
3.125%, 08/15/44	13,100,000	13,840,451
3.375%, 05/15/44	99,895,000	110,356,704
3.625%, 08/15/43	25,200,000	28,989,853
4.250%, 11/15/40	177,700,000	223,305,106
4.375%, 05/15/40	31,300,000	39,946,625
4.375%, 05/15/41	51,000,000	65,373,636
4.625%, 02/15/40	113,700,000	149,924,138
8.000%, 11/15/21 (e)	57,700,000	72,713,251
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/45 (f)	3,737,880	3,505,462
2.000%, 01/15/26 (f)	4,681,144	5,245,732
3.625%, 04/15/28 (f)	6,046,720	7,899,115
U.S. Treasury Notes 1.125%, 02/28/21	125,000,000	122,461,000
1.250%, 03/31/21 (e)	116,600,000	114,668,871
1.500%, 03/31/23	85,000,000	82,669,130
1.625%, 05/15/26	150,000,000	142,207,050
2.000%, 05/31/21	137,500,000	138,896,450
2.000%, 05/31/24	185,313,000	183,821,786
2.000%, 11/15/26 (d)	93,500,000	91,169,793
2.125%, 12/31/21 (e)	111,000,000	112,426,572
2.250%, 02/15/27	54,000,000	53,749,008

		2,838,576,955

Total U.S. Treasury & Government Agencies (Cost $3,220,754,622)		3,236,642,526

Corporate Bonds & Notes—2.5%

Agriculture—0.1%
Philip Morris International, Inc. 6.375%, 05/16/38	5,000,000	6,594,750
Reynolds American, Inc. 2.300%, 06/12/18	1,200,000	1,205,226

		7,799,976

Auto Manufacturers—0.1%
Ford Motor Credit Co. LLC 2.146%, 06/15/18 (g)	10,000,000	10,048,410

Banks—1.5%
Banco del Estado de Chile 2.000%, 11/09/17 (144A)	5,000,000	5,001,252
Bank of America Corp. 6.875%, 04/25/18	5,900,000	6,139,711
6.875%, 11/15/18	600,000	639,223

Banks—(Continued)
Bank of New York Mellon Corp. (The) 4.950%, 06/20/20 (g)	6,800,000	7,092,400
Cooperatieve Rabobank UA 3.375%, 05/21/25	5,000,000	5,147,255
Credit Suisse AG 2.300%, 05/28/19	10,700,000	10,770,395
Goldman Sachs Group, Inc. (The) 2.446%, 09/15/20 (g)	18,800,000	19,122,853
HSBC Holdings plc 5.250%, 03/14/44	3,000,000	3,437,208
HSBC USA, Inc. 1.792%, 11/13/19 (g)	20,000,000	20,023,520
JPMorgan Chase & Co. 1.706%, 04/25/18 (g)	20,000,000	20,066,760
2.108%, 01/23/20 (g)	20,000,000	20,335,080
6.125%, 04/30/24 (g)	3,000,000	3,243,750
Mizuho Financial Group, Inc. 2.632%, 04/12/21 (144A)	5,200,000	5,199,958
PNC Bank N.A. 1.622%, 06/01/18 (g)	15,000,000	15,054,600
2.250%, 07/02/19	8,000,000	8,058,488
Wells Fargo & Co. 5.900%, 06/15/24 (g)	8,600,000	9,210,600
Westpac Banking Corp. 1.619%, 05/25/18 (g)	15,000,000	15,036,135

		173,579,188

Biotechnology—0.1%
Amgen, Inc. 2.700%, 05/01/22	3,300,000	3,318,942
Baxalta, Inc. 2.067%, 06/22/18 (g)	8,500,000	8,542,049

		11,860,991

Diversified Financial Services—0.3%
American Express Credit Corp. 1.587%, 09/22/17 (g)	2,500,000	2,501,060
1.817%, 03/18/19 (g)	5,000,000	5,024,960
Charles Schwab Corp. (The) 1.500%, 03/10/18	10,000,000	10,002,780
LeasePlan Corp. NV 3.000%, 10/23/17 (144A)	5,100,000	5,115,723
Navient Corp. 4.625%, 09/25/17	1,400,000	1,403,500
8.450%, 06/15/18	5,840,000	6,149,520

		30,197,543

Electric—0.1%
Electricite de France S.A. 2.150%, 01/22/19 (144A)	6,200,000	6,220,026
Ohio Power Co. 5.375%, 10/01/21	949,000	1,056,554

		7,276,580

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—0.0%
MassMutual Global Funding II 2.500%, 10/17/22 (144A)	4,000,000	$3,985,728

Miscellaneous Manufacturing—0.1%
Siemens Financieringsmaatschappij NV 1.469%, 05/25/18 (144A) (g) (h)	15,000,000	15,029,895

Oil & Gas—0.1%
Gazprom OAO Via Gaz Capital S.A. 9.250%, 04/23/19 (144A)	4,200,000	4,663,092
Statoil ASA 2.450%, 01/17/23	5,400,000	5,343,878

		10,006,970

Pharmaceuticals—0.0%
Allergan Funding SCS 3.000%, 03/12/20	5,000,000	5,106,095

Semiconductors—0.1%
QUALCOMM, Inc. 1.442%, 05/18/18 (g)	10,000,000	10,008,640

Software—0.0%
Microsoft Corp. 3.500%, 11/15/42	4,500,000	4,430,039

Telecommunications—0.0%
AT&T, Inc. 4.800%, 06/15/44	3,000,000	2,973,132

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	3,179,000	3,176,711

Total Corporate Bonds & Notes (Cost $293,989,438)		295,479,898

Foreign Government—0.2%

Sovereign—0.2%
Export-Import Bank of Korea 1.750%, 02/27/18	6,700,000	6,693,300
Korea Housing Finance Corp. 2.000%, 10/11/21 (144A)	17,500,000	16,944,725

Total Foreign Government (Cost $24,154,917)		23,638,025

Mortgage-Backed Securities—0.2%

Commercial Mortgage-Backed Securities—0.2%
CSMC Trust 3.953%, 09/15/37 (144A)	20,000,000	20,675,080

Commercial Mortgage-Backed Securities—(Continued)
JPMorgan Chase Commercial Mortgage Securities Trust 4.106%, 07/15/46 (144A)	94,155	95,765

Total Mortgage-Backed Securities (Cost $20,694,937)		20,770,845

Asset-Backed Security—0.1%

Asset-Backed - Credit Card—0.1%
Chase Issuance Trust 1.479%, 02/18/20 (g) (Cost $13,000,000)	13,000,000	13,020,506

Municipals—0.1%
Los Angeles Community College District, Build America Bonds 6.750%, 08/01/49	400,000	610,096
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,845,000	2,019,057
University of California CA, Revenue 1.796%, 07/01/19	8,500,000	8,510,795

Total Municipals (Cost $11,012,922)		11,139,948

Short-Term Investments—2.4%

Repurchase Agreements—2.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $4,278,290 on 07/03/17, collateralized by $4,370,000 U.S. Treasury Note at 2.125% due 05/15/25 with a value of $4,366,264.	4,278,247	4,278,247
J.P. Morgan Securities LLC. Repurchase Agreement dated 06/30/17 at 1.33% to be repurchased at $286,031,698 on 07/03/17, collaterized by $300,000,000 U.S. Treasury Note at 1.375% due 05/31/21, with a value of $295,839,900.	286,000,000	286,000,000

Total Short-Term Investments (Cost $290,278,247)		290,278,247

Total Investments—101.7% (Cost $11,954,410,589) (i)		12,027,253,294
Other assets and liabilities (net)—(1.7)%		(205,832,216)

Net Assets—100.0%		$11,821,421,078

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $185,995,686.
(f)	Principal amount of security is adjusted for inflation.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2017, the market value of restricted securities was $15,029,895, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(i)	As of June 30, 2017, the aggregate cost of investments was $11,954,410,589. The aggregate unrealized appreciation and depreciation of investments were $398,396,469 and $(325,553,764), respectively, resulting in net unrealized appreciation of $72,842,705.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $82,931,244, which is 0.7% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Siemens Financieringsmaatschappij NV, 1.469%, 05/25/18	05/18/15	$15,000,000	$15,000,000	$15,029,895

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
JPY	20,900,000	Goldman Sachs Bank USA	07/05/17	$188,342	$2,523

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P 500 Index E-Mini Futures	09/15/17	40,722	USD	4,948,566,333	$(19,371,843)
U.S. Treasury Note 5 Year Futures	09/29/17	1,465	USD	173,021,426	(391,777)

Net Unrealized Depreciation					$(19,763,620)

(JPY)—	Japanese Yen
(USD)—	United States Dollar

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$8,136,283,299	$—	$—	$8,136,283,299
Total U.S. Treasury & Government Agencies*	—	3,236,642,526	—	3,236,642,526
Total Corporate Bonds & Notes*	—	295,479,898	—	295,479,898
Total Foreign Government*	—	23,638,025	—	23,638,025
Total Mortgage-Backed Securities*	—	20,770,845	—	20,770,845
Total Asset-Backed Security*	—	13,020,506	—	13,020,506
Total Municipals	—	11,139,948	—	11,139,948
Total Short-Term Investments*	—	290,278,247	—	290,278,247
Total Investments	$8,136,283,299	$3,890,969,995	$—	$12,027,253,294

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,523	$—	$2,523
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(19,763,620)	$—	$—	$(19,763,620)
Total Futures Contracts	$(19,763,620)	$—	$—	$(19,763,620)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a)	$3,890,969,995
Affiliated investments at value (b)	8,136,283,299
Cash	44,153,724
Cash denominated in foreign currencies (c)	401,259
Unrealized appreciation on forward foreign currency exchange contracts	2,523
Receivable for:
Investments sold	530,942
Fund shares sold	425,236
Interest	17,932,852
Variation margin on futures contracts	3,478,218

Total Assets	12,094,178,048
Liabilities
Cash collateral for TBAs	630,000
Payables for:
Investments purchased	43,975,978
TBA securities purchased	221,425,488
Fund shares redeemed	1,497,710
Accrued Expenses:
Management fees	2,363,597
Distribution and service fees	2,445,563
Deferred trustees’ fees	98,902
Other expenses	319,732

Total Liabilities	272,756,970

Net Assets	$11,821,421,078

Net Assets Consist of:
Paid in surplus	$11,138,767,772
Undistributed net investment income	168,071,906
Accumulated net realized gain	461,489,117
Unrealized appreciation on investments, affiliated investments, futures contracts and foreign currency transactions	53,092,283

Net Assets	$11,821,421,078

Net Assets
Class B	$11,821,421,078
Capital Shares Outstanding*
Class B	1,076,704,460
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.98

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,873,885,083.
(b)	Identified cost of affiliated investments was $8,080,525,506.
(c)	Identified cost of cash denominated in foreign currencies was $390,584.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends from affiliated investments	$155,224,796
Interest	41,615,711

Total investment income	196,840,507
Expenses
Management fees	13,850,636
Administration fees	63,377
Custodian and accounting fees	91,423
Distribution and service fees—Class B	14,282,014
Interest expense	70,309
Audit and tax services	20,496
Legal	18,476
Trustees’ fees and expenses	26,454
Shareholder reporting	32,352
Insurance	11,535
Miscellaneous	18,800

Total expenses	28,485,872
Less management fee waiver	(254,055)

Net expenses	28,231,817

Net Investment Income	168,608,690

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	7,143,322
Affiliated investments	23,084,147
Futures contracts	389,270,133
Foreign currency transactions	(3,996)
Capital gain distributions from affiliated Investments	78,581,685

Net realized gain	498,075,291

Net change in unrealized appreciation (depreciation) on:
Investments	79,200,954
Affiliated investments	255,300,788
Futures contracts	(8,639,237)
Foreign currency transactions	19,115

Net change in unrealized appreciation	325,881,620

Net realized and unrealized gain	823,956,911

Net Increase in Net Assets From Operations	$992,565,601

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$168,608,690	$162,418,210
Net realized gain	498,075,291	608,183,095
Net change in unrealized appreciation	325,881,620	84,495,491

Increase in net assets from operations	992,565,601	855,096,796

From Distributions to Shareholders
Net investment income
Class B	(183,677,040)	(307,728,453)
Net realized capital gains
Class B	(584,335,197)	(119,120,691)

Total distributions	(768,012,237)	(426,849,144)

Increase in net assets from capital share transactions	631,726,961	66,763,527

Total increase in net assets	856,280,325	495,011,179

Net Assets
Beginning of period	10,965,140,753	10,470,129,574

End of period	$11,821,421,078	$10,965,140,753

Undistributed net investment income
End of period	$168,071,906	$183,140,256

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	15,280,105	$171,096,453	27,316,478	$290,455,751
Reinvestments	69,692,580	768,012,237	41,043,187	426,849,144
Redemptions	(27,206,595)	(307,381,729)	(61,625,508)	(650,541,368)

Net increase	57,766,090	$631,726,961	6,734,157	$66,763,527

Increase derived from capital shares transactions		$631,726,961		$66,763,527

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Financial Highlights

Selected per share data

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.76		$10.34	$11.70	$11.83	$10.68	$9.46

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.16	0.24	0.18	0.19	0.16
Net realized and unrealized gain (loss) on investments	0.81		0.69	(0.68)	0.87	1.33	1.06

Total from investment operations	0.98		0.85	(0.44)	1.05	1.52	1.22

Less Distributions
Distributions from net investment income	(0.18)		(0.31)	(0.24)	(0.22)	(0.14)	(0.00	)(b)
Distributions from net realized capital gains	(0.58)		(0.12)	(0.68)	(0.96)	(0.23)	0.00

Total distributions	(0.76)		(0.43)	(0.92)	(1.18)	(0.37)	(0.00)

Net Asset Value, End of Period	$10.98		$10.76	$10.34	$11.70	$11.83	$10.68

Total Return (%) (c)	9.09	(d)	8.36	(4.09)	9.65	14.36	13.11

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.50	(f)	0.50	0.49	0.50	0.50	0.51
Net ratio of expenses to average net assets (%) (e)(g)	0.49	(f)	0.49	0.49	0.50	0.50	0.51
Ratio of net investment income to average net assets (%) (h)	1.59	(f)(i)	1.51	2.16	1.60	1.70	1.55
Portfolio turnover rate (%)	14	(d)(j)	17	20	13	13	13
Net assets, end of period (in millions)	$11,821.4		$10,965.1	$10,470.1	$11,130.9	$9,709.0	$6,459.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(i)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.
(j)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 6% for the six months ended June 30, 2017.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”) on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.
Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown gain (loss) adjustments, treasury roll adjustments, premium amortization adjustments and short term dividend reclasses from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had investments in repurchase agreements with a gross value of $290,278,247, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2017, the Portfolio entered into secured borrowing transactions involving a U.S. Treasury security. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

For the six months ended June 30, 2017, the Portfolio had an outstanding secured borrowing transaction balance for 84 days. For the six months ended June 30, 2017, the Portfolio’s average amount of borrowings was $58,578,724 and the weighted average interest rate was 0.37% during the 84 day period. At June 30, 2017, the Portfolio had no outstanding borrowings.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on futures contracts (a) (b)	$391,777
Equity			Unrealized depreciation on futures contracts (a)	19,371,843
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$2,523

Total		$2,523		$19,763,620

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Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs Bank USA.	$2,523	$—	$—	$2,523

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(5,390)	$(5,390)
Futures contracts	1,647,734	387,622,399	—	389,270,133

	$1,647,734	$387,622,399	$(5,390)	$389,264,743

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(1,745)	$(1,745)
Futures contracts	(391,777)	(8,247,460)	—	(8,639,237)

	$(391,777)	$(8,247,460)	$(1,745)	$(8,640,982)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$185,238
Futures contracts long	124,093,550

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant

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Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,664,360,891	$337,923,896	$1,306,164,421	$315,216,331

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2017 were as follows:

Purchases	Sales
$1,135,961,217	$918,043,961

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Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by PIMCO) for the six months ended June 30, 2017	% per annum	Average Daily Net Assets of the Overlay Portion
$11,688,302	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the six months ended June 30, 2017	% per annum	Average Daily Net Assets of the Base Portion
$2,162,334	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Overlay Portion of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017,

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Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2017 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
Baillie Gifford International Stock Portfolio	26,945,209	329,792	(988,550)	26,286,451
BlackRock Bond Income Portfolio	7,029,522	400,754	(11,997)	7,418,279
BlackRock Capital Appreciation Portfolio	1,635,850	40,183	(51,502)	1,624,531
BlackRock High Yield Portfolio	14,682,432	860,435	(83,112)	15,459,755
Brighthouse Small Cap Value Portfolio	7,735,762	359,108	(462,848)	7,632,022
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	16,660,921	248,861	(423,811)	16,485,971
Brighthouse/Artisan International Portfolio	24,067,614	528,489	(384,779)	24,211,324
Brighthouse/Artisan Mid Cap Value Portfolio	763,329	5,283	(25,303)	743,309
Brighthouse/Dimensional International Small Company Portfolio	12,329,655	879,796	(434,168)	12,775,283
Brighthouse/Eaton Vance Floating Rate Portfolio	16,124,965	716,325	(26,871)	16,814,419
Brighthouse/Franklin Low Duration Total Return Portfolio	28,658,788	691,638	(47,544)	29,302,882
Brighthouse/Templeton International Bond Portfolio	27,486,939	175,878	(44,936)	27,617,881
Brighthouse/Wellington Core Equity Opportunities Portfolio	1,951,652	106,023	(23,324)	2,034,351
Brighthouse/Wellington Large Cap Research Portfolio	4,114,115	196,931	(155,502)	4,155,544
Clarion Global Real Estate Portfolio	8,345,475	449,753	(13,884)	8,781,344
ClearBridge Aggressive Growth Portfolio	3,530,379	34,064	(76,941)	3,487,502
Frontier Mid Cap Growth Portfolio	5,299,269	109,243	(796,099)	4,612,413
Harris Oakmark International Portfolio	30,671,370	533,357	(2,308,859)	28,895,868
Invesco Comstock Portfolio	4,073,421	229,412	(158,309)	4,144,524
Invesco Small Cap Growth Portfolio	6,268,455	684,318	(226,203)	6,726,570
Jennison Growth Portfolio	4,957,942	381,422	(222,111)	5,117,253
JPMorgan Core Bond Portfolio	52,129,231	2,733,036	(88,974)	54,773,293
JPMorgan Small Cap Value Portfolio	5,178,280	324,027	(291,569)	5,210,738
MFS Research International Portfolio	26,544,336	549,358	(502,245)	26,591,449
MFS Value Portfolio	3,760,348	317,403	(103,506)	3,974,245
Morgan Stanley Mid Cap Growth Portfolio	3,616,820	13,285	(142,203)	3,487,902
Neuberger Berman Genesis Portfolio	3,879,127	349,044	(123,054)	4,105,117
Oppenheimer Global Equity Portfolio	5,759,588	63,799	(299,106)	5,524,281
PIMCO Inflation Protected Bond Portfolio	22,088,035	734,850	(37,081)	22,785,804
PIMCO Total Return Portfolio	52,166,323	2,296,456	(87,951)	54,374,828

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Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
T. Rowe Price Large Cap Value Portfolio	1,715,229	198,560	(44,029)	1,869,760
T. Rowe Price Mid Cap Growth Portfolio	8,647,334	2,102,830	(176,677)	10,573,487
T. Rowe Price Small Cap Growth Portfolio	5,386,394	341,091	(221,588)	5,505,897
TCW Core Fixed Income Portfolio	57,915,629	2,664,428	(99,349)	60,480,708
Van Eck Global Natural Resources Portfolio	14,795,610	964,129	(454,136)	15,305,603
Wells Capital Management Mid Cap Value Portfolio (Formerly Goldman Sachs Mid Cap Value Portfolio)	15,019,038	200,354	(332,852)	14,886,540
Western Asset Management Strategic Bond Opportunities Portfolio	27,052,405	1,193,890	(43,973)	28,202,322
Western Asset Management U.S. Government Portfolio	31,758,102	1,688,479	(54,526)	33,392,055

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2017
Baillie Gifford International Stock Portfolio	$3,060,534	$—	$3,810,667	$313,597,362
BlackRock Bond Income Portfolio	(39,724)	—	24,245,761	783,296,061
BlackRock Capital Appreciation Portfolio	675,648	1,439,913	65,234	61,959,628
BlackRock High Yield Portfolio	(36,171)	—	6,513,095	117,648,736
Brighthouse Small Cap Value Portfolio	918,756	4,240,109	1,345,489	118,601,628
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	528,030	—	2,234,876	172,113,533
Brighthouse/Artisan International Portfolio	57,830	—	3,237,336	248,166,069
Brighthouse/Artisan Mid Cap Value Portfolio	1,800,012	—	1,259,809	177,955,544
Brighthouse/Dimensional International Small Company Portfolio	299,554	7,975,539	3,856,436	174,765,874
Brighthouse/Eaton Vance Floating Rate Portfolio	4,605	—	6,699,632	170,330,064
Brighthouse/Franklin Low Duration Total Return Portfolio	(16,165)	—	4,636,400	280,721,607
Brighthouse/Templeton International Bond Portfolio	(82,242)	110,359	—	281,150,032
Brighthouse/Wellington Core Equity Opportunities Portfolio	(211,080)	2,213,853	938,040	60,603,325
Brighthouse/Wellington Large Cap Research Portfolio	284,231	2,222,010	662,635	61,128,046
Clarion Global Real Estate Portfolio	22,088	—	3,781,985	102,917,352
ClearBridge Aggressive Growth Portfolio	706,267	—	563,255	59,845,536
Frontier Mid Cap Growth Portfolio	2,800,289	3,813,052	—	162,449,199
Harris Oakmark International Portfolio	5,389,751	—	7,941,681	438,639,277
Invesco Comstock Portfolio	926,472	1,777,461	1,491,658	59,432,472
Invesco Small Cap Growth Portfolio	(144,017)	9,277,259	—	92,019,478
Jennison Growth Portfolio	558,812	5,307,314	237,996	74,558,374
JPMorgan Core Bond Portfolio	(17,087)	—	15,019,793	557,592,120
JPMorgan Small Cap Value Portfolio	1,059,200	4,184,167	1,163,355	86,550,353
MFS Research International Portfolio	1,282,892	—	5,990,371	308,460,804
MFS Value Portfolio	307,533	3,634,999	1,231,210	61,203,374
Morgan Stanley Mid Cap Growth Portfolio	387,427	—	220,835	64,212,275
Neuberger Berman Genesis Portfolio	1,293,438	6,858,616	345,749	84,401,202
Oppenheimer Global Equity Portfolio	628,542	—	1,412,965	126,561,273
PIMCO Inflation Protected Bond Portfolio	(55,600)	—	3,979,904	221,705,874
PIMCO Total Return Portfolio	(80,952)	3,021,609	12,139,446	619,329,287
T. Rowe Price Large Cap Value Portfolio	322,525	5,063,388	1,343,211	60,505,449
T. Rowe Price Mid Cap Growth Portfolio	(20,194)	9,380,338	—	115,673,949
T. Rowe Price Small Cap Growth Portfolio	1,436,744	7,172,680	388,412	122,836,562
TCW Core Fixed Income Portfolio	23,198	889,019	10,905,294	610,855,151
Van Eck Global Natural Resources Portfolio	(623,136)	—	167,663	139,434,045
Wells Capital Management Mid Cap Value Portfolio (Formerly Goldman Sachs Mid Cap Value Portfolio)	(396,383)	—	2,306,348	175,958,905
Western Asset Management Strategic Bond Opportunities Portfolio	43,796	—	14,825,587	382,423,480
Western Asset Management U.S. Government Portfolio	(11,276)	—	10,262,668	386,679,999

	$23,084,147	$78,581,685	$155,224,796	$8,136,283,299

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Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$307,728,453	$395,675,402	$119,120,691	$488,158,567	$426,849,144	$883,833,969

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$357,291,624	$409,014,657	$(308,121,511)	$—	$458,184,770

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

11. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-22

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
916,738,007	37,469,267	61,444,722

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	950,240,939	65,411,056
Robert Boulware	950,076,300	65,575,695
Susan C. Gause	951,177,508	64,474,487
Nancy Hawthorne	951,236,187	64,415,808
Barbara A. Nugent	951,618,279	64,033,716
John Rosenthal	949,687,021	65,964,975
Linda B. Strumpf	949,014,901	66,637,095
Dawn M. Vroegop	950,857,881	64,794,114

BHFTI-23

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A and B shares of the Brighthouse Small Cap Value Portfolio returned 2.30% and 2.15%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 0.54%.

MARKET ENVIRONMENT / CONDITIONS

The Federal Open Market Committee further increased the federal funds rate after its June meeting by 0.25 percentage points to a target range of 1.00% to 1.25%. These minor increases are beginning to marginally benefit banks. First-quarter gross domestic product (GDP) growth came in at a moderate 1.4% annual rate. The Conference Board Consumer Confidence Index continued to trickle lower, with a recent reading of 118.9, down from 125.6 in March. The personal savings rate, however, has been on an upward trend this year and is now 5.5%, up from 5.1% in April. On the employment front, unemployment inched down to 4.4%.

The U.S. small, mid, and large-cap value equity indices generated positive returns during the review period. Small-cap stocks underperformed large-cap stocks and growth indices outperformed their value counterparts. Within the small-cap space, stocks in the more traditional growth sectors—Health Care, Information Technology (“IT”), and Telecommunication Services—performed the strongest during the review period. Headwinds began to resurface in the oil and oil-related industries as the price of oil has declined for much of this year. The Energy, Consumer Staples, and Financials sectors of the small-cap market declined during the review period, with all other sectors generating positive returns.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Small Cap Value Portfolio is constructed in a multi-manager sleeve structure, with each of the two sleeves comprising roughly 50% of Portfolio assets.

The following commentary was provided by Delaware Investments Fund Advisers.

The sleeve managed by Delaware Investments Fund Advisers outperformed the Russell 2000 Value Index during the reporting period. Outperformance was a result of stock selection in the Financials, IT, and Materials sectors of the Portfolio. Detracting from relative performance was stock selection in the Energy sector and a combination of stock selection and an underweight allocation to the Utilities sector.

Stock selection in the Financials sector contributed during the review period with most of the contribution to returns coming from a few strong performing banks and insurance companies. East West Bancorp is a regional bank that focuses on the financial service needs of individuals and businesses operating in both the U.S. and Greater China, as well as Chinese-American individuals and businesses. The increases in the federal funds rate caused East West Bancorp to perform particularly well due to its outsized earnings sensitivity to changes in interest rates.

American Equity Investment Life Holding, a life insurance company with a primary emphasis on the sale of fixed-indexed annuities, contributed to performance. During the review period, we added Legg Mason to the Portfolio. Shares of the asset manager outperformed as the company reported a strong pipeline of new business opportunity.

In the IT sector, one of the top contributors to outperformance was electronic design automation software provider Synopsys. Synopsys reported strong results for its fiscal first quarter which helped the stock outperform. A number of the Portfolio’s holdings in the semiconductor industry helped the Portfolio outperform in the IT sector.

Stock selection in the Materials sector contributed to relative performance during the review period, with a number of individual securities producing strong results. Berry Global is a manufacturer of plastic packaging and engineered materials for consumer, healthcare and industrial end markets. Shares of Berry Global increased during the review period after reporting better than expected earnings and strong free cash flow generation. In addition, Berry Global reported an increase in expected synergies from its acquisition of AEP, which closed earlier this year.

Olin is a commodity chemical company that primarily produces chlorine, caustic soda, epoxy, and derivative chlorine products. The company has benefited from improving supply-demand fundamentals, which seems to be driving prices for its products higher. Albemarle is a specialty chemical company that sells refinery catalysts, lithium, bromine, and metal surface treatment products. Shares of Albemarle appreciated as the company has experienced strong volume growth and higher pricing in its lithium business. As a result, the company’s stock approached our fair value estimate and we exited the position prior to the end of the review period.

Stocks in the Utilities sector have generated strong returns during the review period. The names that we own in the Portfolio did not keep pace with those in the Index. The valuations of utilities companies are generally less attractive relative to the available investment opportunities in other areas of the market.

Stock selection detracted from overall returns in the Energy sector. Stocks across the sector declined as the price of oil fell for the majority of the review period on fears of excess inventories in the U.S. Among the individual securities that detracted from performance in the sector were shares of SM Energy, an independent exploration and production company with primary operations in the Permian Basin, Eagle Ford, and Bakken shale areas. Shares of SM Energy underperformed as investors questioned the company’s announcement that they were not selling certain assets which were expected to be sold.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

Stock selection in the Industrials sector detracted. Among the individual securities which underperformed were shares of H&E Equipment Services, an equipment rental company with operations concentrated around the Gulf Coast and Intermountain regions. The company issued a constructive earnings report, however, shares declined as investors were concerned about lower crane sales and aftermarket revenue, as well as the competitive pricing environment for large project bidding.

At the end of the review period, the Portfolio had no holdings in the Telecommunication Services sector, which is the smallest sector in the Index, representing under 1% of total weight.

At period end, the Portfolio’s largest relative overweight was in the IT sector, as the annual Russell U.S. Index reconstitution took place during the review period, which decreased the sector’s weight in the Index. We also purchased communications equipment company Viavi Solutions during the review period.

The Portfolio remained overweight the Materials sector. During the review period, we exited four holdings and purchased one. Overall, this reduced the relative overweight. We maintained the Portfolio’s weight in the Industrials sector, however, its weight in the Index decreased, which led the Portfolio to end the review period with a larger overweight.

The Portfolio remained underweight the Financials sector. During the review period, we purchased one property and casualty insurance company and an asset manager, and we exited one property and casualty insurance company. In the Real Estate sector, the Portfolio ended the period with a larger underweight than it began, which was a result of an increase in the sector’s weight in the Index. The sector’s recent underperformance created a valuation opportunity and we purchased Life Storage.

In the Energy sector, we added to a number of the Portfolio’s holdings as valuations became more appealing. We exited Jones Energy and Western Refining (which was acquired by Tesoro) during the review period. The Portfolio ended the period underweight the Energy sector.

Our team’s disciplined philosophy remains unchanged. We continue to focus on finding what we view as attractively valued stocks that generate ample free cash flow, have strong balance sheets, and are likely to deploy their cash in shareholder-friendly ways such as repurchasing shares or increasing dividends.

Christopher S. Beck

Steven G. Catricks

Kent P. Madden

Kelly A. McKee

Portfolio Managers

Delaware Investments Fund Advisers

The following commentary was provided by Wells Capital Management, LLC.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The sleeve managed by Wells Capital Management outperformed the Russell 2000 Value over the six-month period. Superior stock selection was the largest driver for the sleeve’s outperformance. Our stock selection in Consumer Staples, IT and Financials aided relative performance. Stock selection within Consumer Discretionary and Energy were the largest detractors from relative performance.

In the Consumer Staples sector, Nomad Food, a manufacturer and distributer of frozen foods in Europe, was a significant contributor. We have been attracted to Nomad’s targeted acquisition strategy to deploy its balance sheet in the highly fragmented European frozen food market. During the first half of 2017, Nomad posted strong quarterly results giving investors confidence that the acquisition strategy is working and propelling the shares 47% higher over the six-month period.

Security selection in the IT sector was a contributor to performance. Novanta, Inc. manufactures photonic, motion and laser products for the medical equipment and industrial markets. We have been attracted to Novanta’s balance sheet and sustainable free-cash-flow which is being used to diversify its industrial end markets into higher margin and less economically sensitive healthcare businesses. During the first half of 2017, the company released favorable results and announced they would acquire World of Medicine, a German manufacturer of medical insufflators, pumps and other disposables. We think this is an intelligent use of capital as Novanta takes another step to diversify and grow its medical business, while also reducing its tax liabilities by recapturing some German-based stranded tax losses.

Within the Financials sector, the Portfolio’s significant underweight to the banking industry provided strong relative returns. Many banks traded higher in the fourth quarter of 2016 on hopes that they would benefit from a positive sloping yield curve, corporate tax reform and deregulation. As investors realized that these catalysts were not likely to happen soon, bank stocks traded lower, and the Portfolio’s underweight aided relative performance. We believe many banks lack strong competitive advantages and are often limited in their ability to flexibly deploy capital. These are two requirements of our process and our strict adherence to this process served us well during the period.

Security selection in the Consumer Discretionary sector detracted from performance during the past six months. DineEquity is a restaurant company that operates under the Applebee’s and IHOP brands. Although the IHOP division has been a solid performer, the Applebee’s segment has been under competitive pressure in the casual dining space stemming from execution issues related to its new wood-fired grill menu rollout. We recognize that it will not be a quick turnaround, but we believe that the worst of the weakness is

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

behind us. Further, we believe the financial flexibility that the model provides and the strength at IHOP should allow management to stabilize the Applebee’s business and drive future free cash flow higher. We believe the reward-to-risk valuation is attractive and are further encouraged by DineEquity’s potential ability to monetize assets if needed.

The Energy sector has faced significant pressure thus far in 2017. Sentiment around oil and gas prices has been weaker as concerns that supply is outpacing demand in the near-term. The Portfolio’s security selection within the Energy sector detracted from performance. WPX Energy is an independent oil and gas exploration and production (“E&P”) company. Like many E&P companies, WPX Energy was impacted by uncertainty surrounding oil and gas prices. The company also announced a joint venture with Howard Energy Partners, providing cash proceeds to strengthen the balance sheet. WPX Energy has used the recent energy downturn to transition their portfolio more toward oil, but the uncertainty surrounding oil prices has not helped its share price in 2017. In our view, any stabilization of oil prices would be very beneficial for WPX Energy, but we believe the steps WPX Energy has taken to strengthen their balance sheet provides them material flexibility in the meantime.

During the past six months, the Portfolio increased its weighting and relative overweight to the Materials sector. Our bottom-up selection process found a few new specialty chemical names that met our process and had attractive valuations. We also increased the Portfolio’s weighting to a specialty paper and packaging holding, Neenah Paper, Inc. We believe Neenah Paper should continue to benefit from its reallocation of capital and its strategic focus on the higher margin fine papers and technical products business, as well as its cost-reduction initiatives and synergies from recent acquisitions.

The Portfolio decreased its weighting in the Energy sector over the six month period, as we chose to use the recent volatility surrounding oil prices to consolidate our holdings in our highest conviction stocks and exit a few names that we believed would face greater challenges if oil prices remained depressed. We believe the Energy stocks that we own have the balance sheets to not only survive a prolonged downturn, but also use their financial flexibility to be offensive when others are forced to be defensive.

As of June 30, 2017, the Portfolio was highly diversified across sectors and industries, with the goal being to own companies that present to us the best opportunity to deliver alpha over the next 3 to 5 years, while at the same time ensuring relative protection of capital in times of market stress. The Portfolio’s largest overweights were in the Industrials and the Materials sectors. Within the Industrials sector, our focus on financial flexibility and long-term competitive advantages drives the Portfolio’s overweight to the machinery industry. In Materials, the overweight is primarily due to opportunities we have found in the specialty chemical industry. The Portfolio’s largest underweights were in the Financials and Real Estate sectors. Within Financials, the Portfolio was significantly underweight the banking industry as we find it difficult to find enough banks that possess long-term competitive advantages and flexible balance sheets to approach the benchmark’s approximate 20% bank weighting. In the Real Estate sector, we have found very few names that present attractive valuations on a reward-to-risk basis and the Portfolio remained largely underweight the sector.

James Tringas

Bryant VanCronkhite

Robert Rifkin

Portfolio Managers

Wells Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Brighthouse Small Cap Value Portfolio
Class A	2.30	23.82	13.77	6.16
Class B	2.15	23.50	13.48	5.89
Russell 2000 Value Index	0.54	24.86	13.39	5.92

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
East West Bancorp, Inc.	1.8
Hancock Holding Co.	1.6
First Citizens BancShares, Inc. - Class A	1.3
Validus Holdings, Ltd.	1.2
Berry Global Group, Inc.	1.2
Simpson Manufacturing Co., Inc.	1.1
Novanta, Inc.	1.1
Neenah Paper, Inc.	1.1
Vishay Intertechnology, Inc.	1.1
Webster Financial Corp.	1.0

Top Sectors

% of Net Assets
Financials	24.4
Industrials	17.4
Information Technology	13.0
Materials	11.2
Consumer Discretionary	10.7
Real Estate	6.1
Health Care	5.1
Consumer Staples	4.2
Energy	4.2
Utilities	2.6

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.77%	$1,000.00	$1,023.00	$3.86
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

Class B(a)	Actual	1.02%	$1,000.00	$1,021.50	$5.11
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Auto Components—0.6%
Standard Motor Products, Inc.	46,300	$2,417,786
Tenneco, Inc.	56,500	3,267,395

		5,685,181

Banks—14.9%
Associated Banc-Corp.	259,668	6,543,633
Bank of Hawaii Corp. (a)	81,400	6,753,758
Boston Private Financial Holdings, Inc.	260,300	3,995,605
Community Bank System, Inc. (a)	104,200	5,811,234
East West Bancorp, Inc.	305,000	17,866,900
First Citizens BancShares, Inc. - Class A	34,271	12,772,802
First Financial Bancorp	222,200	6,154,940
First Interstate BancSystem, Inc. - Class A	85,400	3,176,880
First Midwest Bancorp, Inc.	206,900	4,822,839
Great Western Bancorp, Inc.	179,500	7,325,395
Hancock Holding Co.	338,295	16,576,455
Independent Bank Corp./Rockland Trust	34,500	2,299,425
NBT Bancorp, Inc.	145,000	5,357,750
Prosperity Bancshares, Inc.	74,400	4,779,456
Renasant Corp. (a)	114,090	4,990,297
S&T Bancorp, Inc.	93,600	3,356,496
TCF Financial Corp.	204,750	3,263,715
UMB Financial Corp. (a)	134,007	10,031,764
Umpqua Holdings Corp.	268,900	4,937,004
Valley National Bancorp	479,800	5,666,438
Webster Financial Corp.	200,900	10,490,998
WesBanco, Inc.	126,800	5,013,672

		151,987,456

Beverages—0.5%
Cott Corp.	361,833	5,224,868

Building Products—2.2%
CSW Industrials, Inc. (a) (b)	164,260	6,348,649
Simpson Manufacturing Co., Inc. (a)	265,531	11,606,360
USG Corp. (a) (b)	168,200	4,881,164

		22,836,173

Capital Markets—2.8%
Apollo Investment Corp.	438,116	2,799,561
Artisan Partners Asset Management, Inc. - Class A (a)	177,509	5,449,526
Legg Mason, Inc.	84,500	3,224,520
Main Street Capital Corp. (a)	88,700	3,411,402
New Mountain Finance Corp. (a)	189,903	2,763,089
Stifel Financial Corp. (b)	107,300	4,933,654
Westwood Holdings Group, Inc.	104,298	5,912,654

		28,494,406

Chemicals—6.0%
A. Schulman, Inc.	94,895	3,036,640
HB Fuller Co.	134,900	6,894,739
Ingevity Corp. (b)	36,262	2,081,439
Innospec, Inc. (a)	147,513	9,669,477
KMG Chemicals, Inc.	49,061	2,387,799

Chemicals—(Continued)
Minerals Technologies, Inc.	31,089	2,275,715
Olin Corp.	267,500	8,099,900
PolyOne Corp.	95,826	3,712,299
Quaker Chemical Corp.	44,241	6,425,120
Scotts Miracle-Gro Co. (The)	34,500	3,086,370
Sensient Technologies Corp.	71,351	5,745,896
Trinseo S.A.	112,100	7,701,270

		61,116,664

Commercial Services & Supplies—3.7%
ACCO Brands Corp. (b)	286,706	3,340,125
Brady Corp. - Class A	115,354	3,910,501
Deluxe Corp. (a)	136,593	9,454,967
Ennis, Inc.	365,025	6,971,977
Knoll, Inc.	121,952	2,445,138
LSC Communications, Inc.	102,520	2,193,928
UniFirst Corp.	25,100	3,531,570
Viad Corp. (a)	119,385	5,640,941

		37,489,147

Communications Equipment—1.7%
CommScope Holding Co., Inc. (b)	172,990	6,578,809
NETGEAR, Inc. (a) (b)	103,947	4,480,116
NetScout Systems, Inc. (b)	125,090	4,303,096
Viavi Solutions, Inc. (b)	156,100	1,643,733

		17,005,754

Construction & Engineering—1.4%
MasTec, Inc. (b)	225,775	10,193,741
Primoris Services Corp.	166,200	4,145,028

		14,338,769

Construction Materials—0.9%
Eagle Materials, Inc.	96,510	8,919,454

Containers & Packaging—2.0%
Berry Global Group, Inc. (b)	209,603	11,949,467
Silgan Holdings, Inc.	273,108	8,679,372

		20,628,839

Distributors—0.3%
Core-Mark Holding Co., Inc. (a)	80,799	2,671,215

Diversified Consumer Services—0.4%
Liberty Tax, Inc.	74,586	965,889
Service Corp. International	90,500	3,027,225

		3,993,114

Diversified Telecommunication Services—0.2%
FairPoint Communications, Inc. (b)	117,753	1,842,834

Electric Utilities—1.2%
El Paso Electric Co.	90,900	4,699,530

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
Hawaiian Electric Industries, Inc. (a)	238,877	$7,734,837

		12,434,367

Electrical Equipment—1.3%
Atkore International Group, Inc. (b)	293,053	6,608,345
EnerSys (a)	55,913	4,050,897
Regal-Beloit Corp.	34,600	2,821,630

		13,480,872

Electronic Equipment, Instruments & Components—4.1%
AVX Corp.	226,273	3,697,301
Badger Meter, Inc. (a)	93,448	3,723,903
Novanta, Inc. (b)	321,091	11,559,276
Orbotech, Ltd. (b)	119,888	3,910,746
Tech Data Corp. (b)	49,576	5,007,176
TTM Technologies, Inc. (a) (b)	176,400	3,062,304
Vishay Intertechnology, Inc. (a)	654,916	10,871,606

		41,832,312

Energy Equipment & Services—2.2%
C&J Energy Services, Inc. (a) (b)	74,800	2,563,396
Dril-Quip, Inc. (a) (b)	47,000	2,293,600
Helix Energy Solutions Group, Inc. (b)	313,100	1,765,884
Oil States International, Inc. (b)	132,840	3,606,606
Patterson-UTI Energy, Inc.	513,234	10,362,194
TETRA Technologies, Inc. (b)	631,044	1,760,613

		22,352,293

Equity Real Estate Investment Trusts—5.5%
Brandywine Realty Trust	350,000	6,135,500
Education Realty Trust, Inc.	81,867	3,172,346
Gramercy Property Trust (a)	202,462	6,015,146
Healthcare Realty Trust, Inc.	137,200	4,685,380
Highwoods Properties, Inc.	112,200	5,689,662
LaSalle Hotel Properties	261,824	7,802,355
Lexington Realty Trust	436,600	4,326,706
Life Storage, Inc.	40,600	3,008,460
Ramco-Gershenson Properties Trust	202,100	2,607,090
Summit Hotel Properties, Inc.	233,600	4,356,640
Washington Real Estate Investment Trust	260,586	8,312,694

		56,111,979

Food & Staples Retailing—0.2%
SUPERVALU, Inc. (b)	614,182	2,020,659

Food Products—2.3%
J&J Snack Foods Corp.	33,000	4,358,310
Nomad Foods, Ltd. (b)	446,911	6,305,914
Pinnacle Foods, Inc.	60,100	3,569,940
TreeHouse Foods, Inc. (b)	114,507	9,354,077

		23,588,241

Gas Utilities—0.5%
Southwest Gas Holdings, Inc.	72,900	5,326,074

Health Care Equipment & Supplies—2.7%
Analogic Corp. (a)	115,284	8,375,383
Haemonetics Corp. (b)	181,152	7,153,692
STERIS plc	105,194	8,573,311
Teleflex, Inc.	16,400	3,407,264

		27,509,650

Health Care Providers & Services—1.5%
AMN Healthcare Services, Inc. (a) (b)	82,576	3,224,593
Owens & Minor, Inc. (a)	208,072	6,697,838
Patterson Cos., Inc. (a)	119,897	5,629,164

		15,551,595

Hotels, Restaurants & Leisure—3.5%
Cheesecake Factory, Inc. (The)	70,300	3,536,090
Choice Hotels International, Inc.	71,700	4,606,725
Denny’s Corp. (b)	616,406	7,255,099
DineEquity, Inc. (a)	137,531	6,058,240
International Speedway Corp. - Class A	91,200	3,424,560
Ruby Tuesday, Inc. (a) (b)	270,082	542,865
Sonic Corp. (a)	102,700	2,720,523
Texas Roadhouse, Inc.	65,300	3,327,035
Wendy’s Co. (The) (a)	265,271	4,114,353

		35,585,490

Household Durables—1.4%
Dixie Group, Inc. (The) (b)	194,365	874,642
Helen of Troy, Ltd. (b)	84,398	7,941,852
Meritage Homes Corp. (b)	138,900	5,861,580

		14,678,074

Household Products—1.2%
Central Garden and Pet Co. (b)	132,341	4,207,120
Energizer Holdings, Inc.	51,554	2,475,623
HRG Group, Inc. (b)	304,112	5,385,824

		12,068,567

Insurance—5.9%
Allied World Assurance Co. Holdings AG	84,741	4,482,799
American Equity Investment Life Holding Co.	219,400	5,765,832
Brown & Brown, Inc.	150,932	6,500,641
Hanover Insurance Group, Inc. (The)	61,100	5,415,293
Infinity Property & Casualty Corp.	37,400	3,515,600
ProAssurance Corp.	127,024	7,723,059
Selective Insurance Group, Inc.	184,500	9,234,225
Stewart Information Services Corp. (a)	102,940	4,671,417
Validus Holdings, Ltd.	237,337	12,334,404

		59,643,270

IT Services—1.9%
Conduent, Inc. (b)	258,519	4,120,793
DST Systems, Inc.	150,729	9,299,979
Sykes Enterprises, Inc. (b)	168,265	5,641,926

		19,062,698

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—0.1%
Vista Outdoor, Inc. (a) (b)	32,958	$741,885

Life Sciences Tools & Services—0.3%
VWR Corp. (b)	101,165	3,339,457

Machinery—5.9%
Altra Industrial Motion Corp.	110,800	4,409,840
Barnes Group, Inc.	81,300	4,758,489
Douglas Dynamics, Inc. (a)	213,604	7,027,572
EnPro Industries, Inc.	37,600	2,683,512
Franklin Electric Co., Inc.	211,708	8,764,711
Hillenbrand, Inc.	158,249	5,712,789
ITT, Inc.	170,400	6,846,672
Kadant, Inc.	127,388	9,579,578
Mueller Industries, Inc.	322,352	9,815,618

		59,598,781

Marine—0.5%
Kirby Corp. (b)	39,700	2,653,945
Matson, Inc.	72,100	2,165,884

		4,819,829

Media—2.0%
AH Belo Corp. - Class A	433,328	2,383,304
Cable One, Inc.	5,400	3,838,860
Cinemark Holdings, Inc.	111,200	4,320,120
Gannett Co., Inc.	189,821	1,655,239
Meredith Corp. (a)	76,800	4,565,760
New Media Investment Group, Inc. (a)	227,156	3,062,063

		19,825,346

Metals & Mining—0.4%
Compass Minerals International, Inc. (a)	63,593	4,152,623

Mortgage Real Estate Investment Trusts—0.4%
Apollo Commercial Real Estate Finance, Inc. (a)	194,309	3,604,432

Multi-Utilities—0.8%
Black Hills Corp. (a)	83,600	5,640,492
NorthWestern Corp.	48,700	2,971,674

		8,612,166

Oil, Gas & Consumable Fuels—2.0%
Oasis Petroleum, Inc. (b)	338,900	2,728,145
QEP Resources, Inc. (b)	261,691	2,643,079
SM Energy Co.	207,300	3,426,669
Tesoro Corp.	39,719	3,717,698
Whiting Petroleum Corp. (a) (b)	533,507	2,939,624
WPX Energy, Inc. (b)	522,224	5,044,684

		20,499,899

Paper & Forest Products—1.9%
KapStone Paper and Packaging Corp.	163,900	3,381,257
Neenah Paper, Inc.	136,911	10,987,108

Paper & Forest Products—(Continued)
Schweitzer-Mauduit International, Inc.	132,004	4,914,509

		19,282,874

Pharmaceuticals—0.5%
Catalent, Inc. (b)	40,100	1,407,510
Innoviva, Inc. (a) (b)	292,657	3,746,010

		5,153,520

Professional Services—1.0%
Korn/Ferry International	300,958	10,392,080

Real Estate Management & Development—0.6%
Alexander & Baldwin, Inc.	79,400	3,285,572
Jones Lang LaSalle, Inc.	22,877	2,859,625

		6,145,197

Road & Rail—0.8%
Saia, Inc. (b)	55,900	2,867,670
Werner Enterprises, Inc.	171,500	5,033,525

		7,901,195

Semiconductors & Semiconductor Equipment—2.4%
Cirrus Logic, Inc. (b)	62,800	3,938,816
DSP Group, Inc. (b)	155,208	1,800,413
MaxLinear, Inc. - Class A (b)	131,000	3,653,590
ON Semiconductor Corp. (b)	408,600	5,736,744
Teradyne, Inc.	191,800	5,759,754
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a) (b)	140,300	3,346,155

		24,235,472

Software—2.2%
ACI Worldwide, Inc. (b)	103,470	2,314,624
Manhattan Associates, Inc. (b)	53,390	2,565,923
Progress Software Corp.	74,052	2,287,466
PTC, Inc. (b)	91,000	5,015,920
Synopsys, Inc. (b)	134,100	9,779,913

		21,963,846

Specialty Retail—1.1%
Asbury Automotive Group, Inc. (b)	33,700	1,905,735
Buckle, Inc. (The) (a)	159,038	2,830,876
Christopher & Banks Corp. (b)	447,352	586,031
Guess?, Inc. (a)	268,310	3,429,002
Signet Jewelers, Ltd. (a)	40,290	2,547,940

		11,299,584

Technology Hardware, Storage & Peripherals—0.8%
Electronics For Imaging, Inc. (b)	110,700	5,244,966
GlassBridge Enterprises, Inc. (a) (b)	114,401	453,028
Super Micro Computer, Inc. (a) (b)	117,500	2,896,375

		8,594,369

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—1.4%
Delta Apparel, Inc. (b)	132,371	$2,935,989
Steven Madden, Ltd. (b)	188,121	7,515,434
Wolverine World Wide, Inc.	150,400	4,212,704

		14,664,127

Trading Companies & Distributors—0.6%
H&E Equipment Services, Inc.	185,600	3,788,096
WESCO International, Inc. (b)	39,600	2,269,080

		6,057,176

Total Common Stocks (Cost $864,960,453)		1,004,363,873

Preferred Stock—0.4%

Diversified Financial Services—0.4%
Steel Partners Holdings L.P., 6.000% (Cost $6,392,613)	199,847	4,346,672

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $8,890,279 on 07/03/17, collateralized by $9,040,000 Federal Home Loan Mortgage Corp. 0.750% due 07/14/17 with a value of $9,070,438.	8,890,190	8,890,190

Total Short-Term Investments (Cost $8,890,190)		8,890,190

Securities Lending Reinvestments (c)—10.2%

Certificates of Deposit—5.6%
ABN AMRO Bank NV
Zero Coupon, 09/05/17	1,493,726	1,496,850
Bank of America N.A. 1.507%, 07/11/17 (d)	4,000,000	4,000,705
Bank of Montreal Chicago 1.276%, 09/06/17 (d)	2,000,000	2,000,368
Bank of Nova Scotia Houston 1.492%, 11/03/17 (d)	2,000,000	2,001,975
Bank of Tokyo-Mitsubishi, Ltd. 1.602%, 11/16/17 (d)	1,250,000	1,251,220
BNP Paribas New York 1.372%, 02/15/18 (d)	2,000,000	2,000,320
Canadian Imperial Bank 1.630%, 10/27/17 (d)	1,000,000	1,001,125
Cooperative Rabobank UA New York 1.555%, 10/13/17 (d)	500,000	500,576
1.558%, 10/13/17 (d)	500,000	500,678

Certificates of Deposit—(Continued)
Credit Industriel et Commercial 1.125%, 07/03/17	1,000,000	1,000,022
Credit Suisse AG New York 1.366%, 10/06/17 (d)	1,000,000	1,000,248
1.432%, 10/16/17 (d)	500,000	500,107
DG Bank New York 1.140%, 07/03/17	2,000,000	1,999,980
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	1,300,000	1,300,162
KBC Bank NV
Zero Coupon, 08/22/17	498,370	499,195
Zero Coupon, 09/08/17	498,281	498,905
1.200%, 07/18/17	250,000	250,000
1.220%, 07/27/17	3,500,000	3,500,000
Mitsubishi UFJ Trust and Banking Corp. 1.367%, 10/11/17 (d)	3,000,000	3,000,672
Mizuho Bank, Ltd., New York 1.397%, 10/11/17 (d)	1,000,000	999,967
1.469%, 10/18/17 (d)	2,250,000	2,249,847
1.610%, 08/02/17 (d)	1,000,000	1,000,305
National Australia Bank London 1.480%, 11/09/17 (d)	2,000,000	2,001,620
Natixis New York 1.506%, 08/03/17 (d)	4,300,000	4,301,299
Norinchukin Bank New York 1.297%, 11/13/17 (d)	1,000,000	1,000,078
1.377%, 10/13/17 (d)	500,000	500,344
1.584%, 08/21/17 (d)	2,500,000	2,500,922
1.687%, 07/12/17 (d)	1,000,000	1,000,121
Royal Bank of Canada New York 1.358%, 06/12/18 (d)	3,000,000	2,998,986
1.555%, 10/13/17 (d)	500,000	500,505
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (d)	500,000	499,955
1.357%, 10/12/17 (d)	1,000,000	1,000,281
1.551%, 08/01/17 (d)	1,000,000	1,000,389
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (d)	1,000,000	999,927
1.342%, 11/16/17 (d)	250,000	249,984
1.377%, 10/11/17 (d)	1,500,000	1,501,057
1.466%, 10/26/17 (d)	2,000,000	2,000,512
Toronto Dominion Bank New York 1.467%, 03/13/18 (d)	2,000,000	2,001,486
UBS, Stamford 1.722%, 07/31/17 (d)	800,818	800,457

		57,411,150

Commercial Paper—2.0%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	1,994,085	1,999,276
Barton Capital S.A. 1.210%, 07/10/17	2,492,101	2,499,185
1.290%, 09/12/17	1,993,550	1,995,104
Commonwealth Bank Australia 1.522%, 10/23/17 (d)	2,000,000	2,002,108

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
ING Funding LLC 1.234%, 12/07/17 (d)	2,000,000	$2,000,691
1.277%, 11/13/17 (d)	1,500,000	1,499,891
LMA S.A. & LMA Americas 1.150%, 07/07/17	999,776	999,872
1.180%, 07/11/17	997,050	999,668
Ridgefield Funding Co. LLC 1.434%, 09/07/17 (d)	1,000,000	1,000,400
Sheffield Receivables Co. 1.190%, 07/28/17	1,993,786	1,998,120
1.230%, 07/07/17	1,993,782	1,999,532
Westpac Banking Corp. 1.506%, 10/20/17 (d)	2,000,000	2,001,994

		20,995,841

Repurchase Agreements—2.2%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $135,270 on 07/03/17, collateralized by $140,801 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $137,963.	135,258	135,258
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $505,938 on 10/02/17, collateralized by various Common Stock with a value of $550,000.	500,000	500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $1,000,092 on 07/03/17, collateralized by $996,157 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $4,500,450 on 07/03/17, collateralized by $4,575,300 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $4,590,014.	4,500,000	4,500,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $3,002,325 on 07/03/17, collateralized by $652 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $3,335,471.	3,000,000	3,000,000

Repurchase Agreements—(Continued)
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $2,009,690 on 09/29/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $2,032,395 on 10/02/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $2,015,295 on 10/02/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $2,000,197 on 07/03/17, collateralized by $3,003,526 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $2,040,000.	2,000,000	2,000,000
Royal Bank of Scotland Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $5,001,031 on 07/07/17, collateralized by $5,105,522 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $5,100,141.	5,000,000	5,000,000

		22,135,258

Time Deposits—0.4%
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	500,000	500,000
Shinkin Central Bank 1.330%, 07/25/17	2,000,000	2,000,000
Standard Chartered plc 1.200%, 07/03/17	1,300,000	1,300,000

		3,800,000

Total Securities Lending Reinvestments (Cost $104,321,441)		104,342,249

Total Investments—110.2% (Cost $984,564,697) (e)		1,121,942,984
Other assets and liabilities (net)—(10.2)%		(103,984,582)

Net Assets—100.0%		$1,017,958,402

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $101,719,795 and the collateral received consisted of cash in the amount of $104,290,582.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $984,564,697. The aggregate unrealized appreciation and depreciation of investments were $197,794,741 and $(60,416,454), respectively, resulting in net unrealized appreciation of $137,378,287.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,004,363,873	$—	$—	$1,004,363,873
Total Preferred Stock*	4,346,672	—	—	4,346,672
Total Short-Term Investment*	—	8,890,190	—	8,890,190
Total Securities Lending Reinvestments*	—	104,342,249	—	104,342,249
Total Investments	$1,008,710,545	$113,232,439	$—	$1,121,942,984

Collateral for Securities Loaned (Liability)	$—	$(104,290,582)	$—	$(104,290,582)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,121,942,984
Receivable for:
Investments sold	3,122,748
Fund shares sold	180,863
Dividends and interest	1,219,790

Total Assets	1,126,466,385
Liabilities
Collateral for securities loaned	104,290,582
Payables for:
Investments purchased	2,312,120
Fund shares redeemed	889,742
Accrued Expenses:
Management fees	619,800
Distribution and service fees	96,203
Deferred trustees’ fees	115,783
Other expenses	183,753

Total Liabilities	108,507,983

Net Assets	$1,017,958,402

Net Assets Consist of:
Paid in surplus	$846,774,191
Undistributed net investment income	7,914,857
Accumulated net realized gain	25,891,067
Unrealized appreciation on investments	137,378,287

Net Assets	$1,017,958,402

Net Assets
Class A	$550,014,976
Class B	467,943,426
Capital Shares Outstanding*
Class A	35,385,098
Class B	30,380,101
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.54
Class B	15.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $984,564,697.
(b)	Includes securities loaned at value of $101,719,795.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$11,222,658
Interest	7,477
Securities lending income	329,432

Total investment income	11,559,567
Expenses
Management fees	3,813,701
Administration fees	16,221
Custodian and accounting fees	42,994
Distribution and service fees—Class B	592,061
Audit and tax services	20,657
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	34,356
Insurance	3,373
Miscellaneous	8,582

Total expenses	4,576,647
Less management fee waiver	(37,811)
Less broker commission recapture	(16,772)

Net expenses	4,522,064

Net Investment Income	7,037,503

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	32,240,422

Net change in unrealized depreciation on investments	(16,059,631)

Net realized and unrealized gain	16,180,791

Net Increase in Net Assets From Operations	$23,218,294

(a)	Net of foreign withholding taxes of $6,805.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,037,503	$12,309,668
Net realized gain	32,240,422	31,700,297
Net change in unrealized appreciation (depreciation)	(16,059,631)	233,490,106

Increase in net assets from operations	23,218,294	277,500,071

From Distributions to Shareholders
Net investment income
Class A	(6,240,516)	(7,071,695)
Class B	(4,282,752)	(4,663,368)
Net realized capital gains
Class A	(19,666,057)	(14,379,113)
Class B	(16,985,336)	(11,935,612)

Total distributions	(47,174,661)	(38,049,788)

Decrease in net assets from capital share transactions	(14,023,289)	(180,039,995)

Total increase (decrease) in net assets	(37,979,656)	59,410,288

Net Assets
Beginning of period	1,055,938,058	996,527,770

End of period	$1,017,958,402	$1,055,938,058

Undistributed net investment income
End of period	$7,914,857	$11,400,622

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	98,612	$1,592,649	846,053	$10,034,274
Reinvestments	1,664,947	25,906,573	1,632,482	21,450,808
Redemptions	(1,854,115)	(29,980,882)	(11,731,998)	(163,491,989)

Net decrease	(90,556)	$(2,481,660)	(9,253,463)	$(132,006,907)

Class B
Sales	788,510	$12,524,561	1,400,550	$19,255,328
Reinvestments	1,379,253	21,268,088	1,273,905	16,598,980
Redemptions	(2,848,509)	(45,334,278)	(6,172,632)	(83,887,396)

Net decrease	(680,746)	$(11,541,629)	(3,498,177)	$(48,033,088)

Decrease derived from capital shares transactions		$(14,023,289)		$(180,039,995)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.94		$12.62	$20.51	$21.04	$16.05	$13.57

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.18	0.19	0.08	0.07	0.19
Net realized and unrealized gain (loss) on investments	0.25		3.69	(0.62)	0.30	5.14	2.29

Total from investment operations	0.37		3.87	(0.43)	0.38	5.21	2.48

Less Distributions
Distributions from net investment income	(0.19)		(0.18)	(0.08)	(0.06)	(0.22)	0.00
Distributions from net realized capital gains	(0.58)		(0.37)	(7.38)	(0.85)	0.00	0.00

Total distributions	(0.77)		(0.55)	(7.46)	(0.91)	(0.22)	0.00

Net Asset Value, End of Period	$15.54		$15.94	$12.62	$20.51	$21.04	$16.05

Total Return (%) (b)	2.30	(c)	31.56	(5.20)	1.96	32.81	18.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(d)	0.79	0.77	0.77	0.76	0.77
Net ratio of expenses to average net assets (%) (e)	0.77	(d)	0.78	0.77	0.76	0.74	0.76
Ratio of net investment income to average net assets (%)	1.50	(d)	1.34	1.21	0.38	0.37	1.29
Portfolio turnover rate (%)	13	(c)	27	35	135	46	46
Net assets, end of period (in millions)	$550.0		$565.6	$564.5	$646.7	$934.0	$892.7

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.79		$12.50	$20.36	$20.89	$15.94	$13.51

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.15	0.15	0.03	0.02	0.14
Net realized and unrealized gain (loss) on investments	0.24		3.65	(0.61)	0.30	5.11	2.29

Total from investment operations	0.34		3.80	(0.46)	0.33	5.13	2.43

Less Distributions
Distributions from net investment income	(0.15)		(0.14)	(0.02)	(0.01)	(0.18)	0.00
Distributions from net realized capital gains	(0.58)		(0.37)	(7.38)	(0.85)	0.00	0.00

Total distributions	(0.73)		(0.51)	(7.40)	(0.86)	(0.18)	0.00

Net Asset Value, End of Period	$15.40		$15.79	$12.50	$20.36	$20.89	$15.94

Total Return (%) (b)	2.15	(c)	31.25	(5.41)	1.72	32.45	17.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(d)	1.04	1.02	1.02	1.01	1.02
Net ratio of expenses to average net assets (%) (e)	1.02	(d)	1.03	1.02	1.01	0.99	1.01
Ratio of net investment income to average net assets (%)	1.25	(d)	1.11	0.95	0.16	0.12	0.96
Portfolio turnover rate (%)	13	(c)	27	35	135	46	46
Net assets, end of period (in millions)	$467.9		$490.4	$432.0	$531.9	$602.9	$517.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, adjustments to prior period accumulated balances and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $8,890,190. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $22,135,258. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$128,963,691	$0	$172,816,014

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$3,813,701	0.750%	First $1 billion
	0.700%	Over $1 billion

Brighthouse Investment Advisers has entered into investment subadvisory agreements with respect to managing the Portfolio. Delaware Investments Fund Advisers and Wells Capital Management Incorporated are compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.0125%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period May 3, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$37,966,397	$43,284,610	$83,391	$359,326,181	$38,049,788	$402,610,791

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$11,502,444	$35,473,495	$148,266,461	$—	$195,242,400

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-20

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
62,485,081	1,568,123	4,298,863

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	64,152,495	4,199,572
Robert Boulware	64,115,784	4,236,284
Susan C. Gause	64,256,596	4,095,472
Nancy Hawthorne	64,197,651	4,154,417
Barbara A. Nugent	64,257,201	4,094,866
John Rosenthal	64,203,098	4,148,970
Linda B. Strumpf	64,086,023	4,266,044
Dawn M. Vroegop	64,094,004	4,258,064

BHFTI-21

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Clarion Global Real Estate Portfolio returned 4.47%, 4.31%, and 4.40%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned 4.84%.

MARKET ENVIRONMENT / CONDITIONS

Global real estate equities generated a return of 4.8% over the past six months as all regions delivered positive performance. Europe was the best performing region, up 13.7%, led by a rebound in property stocks on the Continent, which were up 15.6% during the period, followed by United Kingdom (“U.K.”) property stocks which delivered a total return of 9.0%. The Asia-Pacific region returned 7.6%, as property stocks in Singapore and Hong Kong delivered strong returns, up 25.2% and 21.3%, respectively. The Americas region lagged, up 1.2%, primarily the result of performance in the U.S. market, which was up a modest 0.9% during the period as the headwinds of expectations for rising rates overshadowed the continued improvement of underlying real estate fundamentals.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio trailed the benchmark during the period as the impact of asset allocation decisions more than offset the value added by positive stock selection. From an asset allocation standpoint, an underweight to the outperforming Singapore market accounted for roughly half of the relative shortfall. Singapore outperformed despite lackluster property fundamentals. An overweight to the U.S. market marginally hurt relative performance as the impact of two rate increases by the U.S. Federal Reserve Bank acted to temper returns despite companies, on average, delivering improved cash flow growth. Stock selection decisions contributed to relative performance, led by strong stock selection in the U.S. and Australia. Positive stock selection in the U.S. was as much the result of risk mitigation by avoiding underperformers as it was investing in outperformers. By sticking with quality companies and being underweight a number of underperforming sectors, including net lease and shopping centers, the Portfolio generated positive relative performance. This was particularly true in the troubled sectors of malls, shopping centers and net lease, all of which experienced difficulties given the continued negative headlines surrounding retailers and trends in on-line shopping. Stock selection decisions in the mall, net lease and industrial sectors benefited relative performance. Favorable stock selection in Australia was generated by an overweight position in outperforming industrial company Goodman Group (Australia), as well as avoiding underperformers such as Westfield Corp. (Australia), which trailed as a result of concerns in the retail sector.

Capital was shifted from the U.S. to international markets as non-U.S. markets continued to outperform the U.S. during the first half of this year. U.S. positions were trimmed into headwinds including concerns in retail, rising short-term interest rates, and a continued slow pace of economic improvement in the U.S. as post-election enthusiasm showed signs of fading. Investments were increased in European markets and, to a lesser extent, the Asia-Pacific region and Canada.

In North America, we remained positive on property fundamentals in the U.S. The Portfolio was overweight sectors and stocks where we were positive on the fundamentals and valuations seemed reasonable to cheap; the Portfolio was underweight where fundamentals were weak and valuations were not cheap to justify poor fundamentals. We prefer attractively valued stocks that offer visible earnings growth, conservative balance sheets and modest development pipelines. In the U.S., we favor class-A mall companies, technology, and select residential and industrial companies; we are more selective in the storage, healthcare, net lease, office, shopping center and hotel sectors. Within residential, we like manufactured housing, single family home-for-rent companies and select coastal apartment real estate investment trusts (“REITs”). Class-A mall stocks have been weak on on-line shopping concerns and we believe offer attractive value at these levels. We remained selective on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. In Canada, we preferred companies with solid balance sheets, stable earnings growth and above average dividend yield.

In the Asia-Pacific region, we like Hong Kong and Japan, but remain cautious on Singapore and Australia. We have become more positive on Hong Kong this year as valuations remain attractive relative to property fundamentals which are showing moderate signs of improvement off of sluggish levels. In Japan, we prefer companies with exposure to the Tokyo office market, which continues to experience improved rental growth as vacancies have fallen below the 4% threshold at which landlords enjoy increasing pricing power, particularly with a modest increase in inflation expectations. We also like Japanese REITs with access to robust acquisition pipelines from their sponsors. Australian investments are benefiting from an attractive combination of yield and growth but are reaching valuations levels which give us some pause, particularly in the residential market. Elevated housing policy risk remains a constant in the Asia-Pacific region, which otherwise is a region that should benefit from improving global economic growth.

We are more positive on Europe given indications of renewed economic growth and stable property fundamentals; macro-economic risk remains elevated. Given continued uncertainty surrounding the future economic and political relationship between the U.K. and European Union, and issues surrounding where we are in the economic and real estate cycles, we believe cautious positioning is appropriate in the U.K., although we have become somewhat more positive given valuations. Caution is particularly warranted in the office sector, where any future impact of the U.K.’s departure from the European Union (Brexit) would be particularly felt. This is despite tenant demand and investor demand which has exceeded expectations immediately following the Brexit referendum vote which occurred a year ago. U.K. property shares will continue to be volatile

BHFTI-1

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*—(Continued)

and subject to the political vagaries of this political process, despite arguably “pricing in” much of this risk. On the Continent, economic releases reflect improving economic conditions off a low base against a backdrop of attractive financing and macro political risk that may be diminishing. We have become more positive on markets with dependable growth, including Germany, and those with attractive valuations, including a number of the French-based shopping center/mall companies as well as property companies in Spain.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

Portfolio Managers

CBRE Clarion Securities, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA/NAREIT DEVELOPED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Clarion Global Real Estate Portfolio
Class A	4.47	-1.22	6.45	2.23
Class B	4.31	-1.48	6.19	1.98
Class E	4.40	-1.38	6.29	2.08
FTSE EPRA /NAREIT Developed Index	5.37	1.14	8.36	2.76

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings
% of Net Assets
Simon Property Group, Inc. (REIT)	4.8
ProLogis, Inc. (REIT)	3.3
Mitsui Fudosan Co., Ltd.	3.3
GGP, Inc. (REIT)	2.8
Welltower, Inc. (REIT)	2.8
AvalonBay Communities, Inc. (REIT)	2.7
Cheung Kong Property Holdings, Ltd.	2.3
Vornado Realty Trust (REIT)	2.2
Land Securities Group plc (REIT)	2.1
Vonovia SE	2.0

Top Countries
% of Net Assets
United States	53.3
Japan	11.0
Hong Kong	8.8
United Kingdom	5.4
Australia	5.2
Germany	4.8
France	4.4
Singapore	2.2
Canada	1.8
Sweden	1.0

BHFTI-3

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A	Actual	0.65%	$1,000.00	$1,044.70	$3.30
	Hypothetical*	0.65%	$1,000.00	$1,021.57	$3.26

Class B	Actual	0.90%	$1,000.00	$1,043.10	$4.56
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

Class E	Actual	0.80%	$1,000.00	$1,044.00	$4.05
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Australia—5.2%
Dexus Property Group (REIT)	2,963,159	$21,573,187
Goodman Group (REIT)	2,309,662	13,958,003
GPT Group (The) (REIT)	3,438,126	12,646,465
Mirvac Group (REIT)	2,336,889	3,834,366
Scentre Group (REIT)	7,496,739	23,313,318

		75,325,339

Austria—0.5%
BUWOG AG (a)	276,523	7,948,319

Canada—1.8%
Canadian Real Estate Investment Trust (REIT)	239,200	8,460,907
H&R Real Estate Investment Trust	516,200	8,765,210
Smart Real Estate Investment Trust	361,500	8,953,871

		26,179,988

France—4.4%
Gecina S.A. (REIT)	94,546	14,833,999
Klepierre (REIT)	625,732	25,650,509
Unibail-Rodamco SE (Euronext Paris) (REIT) (b)	39,285	9,900,422
Unibail-Rodamco SE (REIT)	50,248	12,670,205

		63,055,135

Germany—4.8%
ADO Properties S.A.	199,097	8,424,848
Deutsche Wohnen AG	344,767	13,197,182
LEG Immobilien AG	197,911	18,619,504
Vonovia SE	730,731	29,035,382

		69,276,916

Hong Kong—8.8%
Cheung Kong Property Holdings, Ltd.	4,228,500	33,122,233
Hang Lung Properties, Ltd.	8,742,000	21,835,695
Hongkong Land Holdings, Ltd.	2,251,800	16,573,960
Link REIT (The) (REIT)	3,703,200	28,175,762
Swire Properties, Ltd.	3,803,600	12,562,513
Wharf Holdings, Ltd. (The)	1,835,000	15,211,021

		127,481,184

Japan—11.0%
Activia Properties, Inc. (REIT)	1,869	7,986,110
Hulic Co., Ltd.	1,302,000	13,308,235
Japan Retail Fund Investment Corp. (REIT)	6,163	11,369,906
Mitsubishi Estate Co., Ltd.	337,756	6,309,733
Mitsui Fudosan Co., Ltd.	2,016,074	48,199,165
Mori Hills REIT Investment Corp. (REIT)	8,219	10,100,283
Nippon Building Fund, Inc. (REIT)	2,009	10,252,212
Nippon Prologis REIT, Inc. (REIT)	10,467	22,288,062
Nomura Real Estate Holdings, Inc.	224,100	4,391,515
Orix JREIT, Inc. (REIT)	10,409	15,353,309
Tokyo Tatemono Co., Ltd.	749,100	9,830,510

		159,389,040

Netherlands—0.5%
Eurocommercial Properties NV (REIT)	196,474	7,851,592

Singapore—2.2%
CapitaLand, Ltd.	5,394,600	13,715,336
City Developments, Ltd.	658,200	5,130,204
Global Logistic Properties, Ltd.	4,137,900	8,599,733
Mapletree Commercial Trust (REIT)	4,037,542	4,677,590

		32,122,863

Spain—0.7%
Hispania Activos Inmobiliarios SOCIMI S.A. (REIT)	278,750	4,609,895
Inmobiliaria Colonial S.A.	712,539	6,217,271

		10,827,166

Sweden—1.0%
Castellum AB	380,074	5,593,345
Fabege AB	369,747	7,111,400
Hufvudstaden AB - A Shares	94,886	1,574,798

		14,279,543

United Kingdom—5.4%
British Land Co. plc (The) (REIT)	707,494	5,582,602
Hammerson plc (REIT)	1,815,972	13,595,426
Land Securities Group plc (REIT)	2,286,501	30,181,969
Safestore Holdings plc (REIT)	730,808	4,012,640
Segro plc (REIT)	2,258,820	14,404,520
Tritax Big Box REIT plc	2,329,808	4,435,600
UNITE Group plc (The) (REIT)	754,299	6,379,442

		78,592,199

United States—52.7%
Alexandria Real Estate Equities, Inc. (REIT)	233,200	28,093,604
AvalonBay Communities, Inc. (REIT)	201,780	38,776,063
Boston Properties, Inc. (REIT)	97,900	12,043,658
Colony Starwood Homes (REIT) (b)	406,000	13,929,860
CubeSmart (REIT)	523,860	12,593,594
CyrusOne, Inc. (b)	186,700	10,408,525
DCT Industrial Trust, Inc. (REIT)	326,327	17,438,915
DiamondRock Hospitality Co. (REIT)	665,500	7,287,225
Digital Realty Trust, Inc. (REIT)	62,139	7,018,600
Equinix, Inc. (REIT)	36,500	15,664,340
Equity Residential (REIT)	284,650	18,738,509
Extra Space Storage, Inc. (b)	335,958	26,204,724
Forest City Realty Trust, Inc. (REIT) - Class A (b)	275,100	6,649,167
Gaming and Leisure Properties, Inc. (REIT)	644,700	24,285,849
GGP, Inc. (REIT) (b)	1,742,644	41,056,693
HCP, Inc. (REIT)	786,700	25,142,932
Healthcare Trust of America, Inc. (REIT) - Class A (b)	564,969	17,576,185
Host Hotels & Resorts, Inc. (REIT) (b)	1,121,277	20,485,731
Hudson Pacific Properties, Inc. (REIT)	319,736	10,931,774
Invitation Homes, Inc. (REIT)	354,400	7,665,672
Kilroy Realty Corp. (REIT)	213,000	16,006,950

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Kimco Realty Corp. (REIT)	970,300	$17,805,005
Mid-America Apartment Communities, Inc. (REIT)	195,200	20,570,176
Park Hotels & Resorts, Inc.	279,400	7,532,624
ProLogis, Inc. (REIT)	826,792	48,483,083
Public Storage (REIT)	35,160	7,331,915
Regency Centers Corp. (REIT)	385,100	24,122,664
Simon Property Group, Inc. (REIT)	429,979	69,553,403
SL Green Realty Corp. (REIT) (b)	258,760	27,376,808
STORE Capital Corp.	448,700	10,073,315
Sun Communities, Inc. (REIT) (b)	260,200	22,816,938
Sunstone Hotel Investors, Inc. (REIT) (b)	658,007	10,607,073
UDR, Inc. (REIT) (b)	636,575	24,807,328
VEREIT, Inc. (REIT)	2,879,281	23,437,347
Vornado Realty Trust (REIT) (b)	333,052	31,273,583
Welltower, Inc. (REIT)	536,557	40,161,291

		763,951,123

Total Common Stocks (Cost $1,384,289,697)		1,436,280,407

Short-Term Investment—0.6%

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $8,351,541 on 07/03/17, collateralized by $8,155,000 U.S. Treasury Note at 4.000% due 08/15/18 with a value of $8,521,796.	8,351,457	8,351,457

Total Short-Term Investments (Cost $8,351,457)		8,351,457

Securities Lending Reinvestments (c)—7.6%

Certificates of Deposit—4.1%
ABN AMRO Bank NV
Zero Coupon, 09/05/17	4,481,179	4,490,550
Bank of Montreal 1.130%, 07/07/17	3,000,000	2,999,970
Bank of Nova Scotia 1.492%, 11/03/17 (d)	2,000,000	2,001,975
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	605,554	600,666
BNP Paribas New York 1.524%, 08/04/17 (d)	1,000,000	1,000,119
Credit Industriel et Commercial 1.125%, 07/03/17	2,000,000	2,000,044
Credit Suisse AG New York 1.314%, 11/07/17 (d)	4,000,000	4,000,324
1.466%, 10/25/17 (d)	2,000,000	2,000,118
DG Bank New York 1.140%, 07/03/17	1,000,000	999,990

Certificates of Deposit—(Continued)
DNB Bank ASA New York 1.412%, 07/28/17 (d)	1,000,000	1,000,125
KBC Bank NV
Zero Coupon, 09/08/17	498,281	498,905
1.220%, 07/26/17	3,100,000	3,100,000
1.220%, 07/27/17	1,000,000	1,000,000
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	2,000,000	1,999,980
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (d)	2,000,000	2,000,046
1.401%, 09/01/17 (d)	500,000	500,303
Mizuho Bank, Ltd., New York 1.397%, 10/11/17 (d)	2,000,000	1,999,934
1.400%, 11/27/17 (d)	1,000,000	999,540
Natixis New York 1.287%, 11/13/17 (d)	1,500,000	1,499,835
1.506%, 08/03/17 (d)	2,000,000	2,000,604
Norinchukin Bank New York 1.297%, 11/13/17 (d)	2,500,000	2,500,195
1.687%, 07/12/17 (d)	2,000,000	2,000,242
Royal Bank of Canada New York 1.532%, 03/20/18 (d)	5,000,000	5,003,600
Sumitomo Mitsui Banking Corp. 1.330%, 02/08/18 (d)	500,000	499,955
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (d)	2,000,000	1,999,854
1.342%, 11/16/17 (d)	2,500,000	2,499,843
1.377%, 10/11/17 (d)	500,000	500,352
1.466%, 10/26/17 (d)	1,500,000	1,500,384
Toronto Dominion Bank New York 1.467%, 03/13/18 (d)	3,500,000	3,502,600
UBS, Stamford 1.722%, 07/31/17 (d)	1,801,840	1,801,028
Wells Fargo Bank N.A. 1.547%, 10/26/17 (d)	1,500,000	1,501,341

		60,002,422

Commercial Paper—1.2%
Commonwealth Bank Australia 1.391%, 03/01/18	2,500,000	2,501,948
Erste Abwicklungsanstalt 1.379%, 07/18/17 (d)	4,300,000	4,300,249
ING Funding LLC 1.277%, 11/13/17 (d)	2,000,000	1,999,854
Manhattan Asset Funding Co. 1.434%, 09/07/17 (d)	3,000,000	3,000,180
National Australia Bank, Ltd. 1.563%, 12/06/17 (d)	3,500,000	3,504,729
Westpac Banking Corp. 1.506%, 10/20/17 (d)	1,500,000	1,501,496

		16,808,456

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—1.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $829,332 on 07/03/17, collateralized by $863,243 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $845,843.	829,257	$829,257
Deutsche Bank AG, London Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $2,001,550 on 07/03/17, collateralized by $435 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $2,223,647.	2,000,000	2,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $6,029,070 on 09/29/17, collateralized by various Common Stock with a value of $6,600,001.	6,000,000	6,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $1,625,916 on 10/02/17, collateralized by various Common Stock with a value of $1,760,000.	1,600,000	1,600,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,007,648 on 10/02/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $1,000,112 on 07/03/17, collateralized by $1,994,062 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $1,020,119.	1,000,000	1,000,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $5,500,541 on 07/03/17, collateralized by $8,259,698 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $5,610,000.	5,500,000	5,500,000

Repurchase Agreements—(Continued)
Royal Bank of Scotland Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $5,001,031 on 07/07/17, collateralized by $5,105,522 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $5,100,141.	5,000,000	5,000,000

		22,929,257

Time Deposits—0.7%
ABN AMRO Bank NV 1.060%, 07/03/17	2,000,000	2,000,000
Australia New Zealand Bank 1.150%, 07/03/17	600,000	600,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	1,600,000	1,600,000
Shinkin Central Bank 1.330%, 07/25/17	1,500,000	1,500,000
Standard Chartered plc 1.200%, 07/03/17	4,200,000	4,200,000

		9,900,000

Total Securities Lending Reinvestments (Cost $109,618,566)		109,640,135

Total Investments—107.2% (Cost $1,502,259,720) (e)		1,554,271,999
Other assets and liabilities (net)—(7.2)%		(104,236,339)

Net Assets—100.0%		$1,450,035,660

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $106,806,800 and the collateral received consisted of cash in the amount of $109,616,110. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $1,502,259,720. The aggregate unrealized appreciation and depreciation of investments were $112,877,126 and $(60,864,847), respectively, resulting in net unrealized appreciation of $52,012,279.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Ten Largest Industries as of June 30, 2017 (Unaudited)	% of Net Assets
Retail REIT’s	21.0
Office REIT’s	12.6
Residential REIT’s	10.6
Real Estate Operating Companies	10.3
Diversified REIT’s	9.1
Diversified Real Estate Activities	8.6
Industrial REIT’s	8.3
Specialized REIT’s	7.4
Health Care REITs	5.7
Hotel & Resort REITs	3.2

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$75,325,339	$—	$75,325,339
Austria	—	7,948,319	—	7,948,319
Canada	26,179,988	—	—	26,179,988
France	9,900,422	53,154,713	—	63,055,135
Germany	—	69,276,916	—	69,276,916
Hong Kong	—	127,481,184	—	127,481,184
Japan	—	159,389,040	—	159,389,040
Netherlands	—	7,851,592	—	7,851,592
Singapore	—	32,122,863	—	32,122,863
Spain	—	10,827,166	—	10,827,166
Sweden	—	14,279,543	—	14,279,543
United Kingdom	—	78,592,199	—	78,592,199
United States	763,951,123	—	—	763,951,123
Total Common Stocks	800,031,533	636,248,874	—	1,436,280,407
Total Short-Term Investment*	—	8,351,457	—	8,351,457
Total Securities Lending Reinvestments*	—	109,640,135	—	109,640,135
Total Investments	$800,031,533	$754,240,466	$—	$1,554,271,999

Collateral for Securities Loaned (Liability)	$—	$(109,616,110)	$—	$(109,616,110)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,554,271,999
Cash denominated in foreign currencies (c)	321,591
Receivable for:
Investments sold	14,856,764
Fund shares sold	279,504
Dividends and interest	5,628,616

Total Assets	1,575,358,474
Liabilities
Collateral for securities loaned	109,616,110
Payables for:
Investments purchased	13,792,407
Fund shares redeemed	556,147
Accrued Expenses:
Management fees	731,876
Distribution and service fees	119,715
Deferred trustees’ fees	115,782
Other expenses	390,777

Total Liabilities	125,322,814

Net Assets	$1,450,035,660

Net Assets Consist of:
Paid in surplus	$1,504,452,007
Undistributed net investment income	14,246,667
Accumulated net realized loss	(120,681,080)
Unrealized appreciation on investments and foreign currency transactions	52,018,066

Net Assets	$1,450,035,660

Net Assets
Class A	$860,179,422
Class B	553,689,836
Class E	36,166,402
Capital Shares Outstanding*
Class A	73,410,489
Class B	47,438,952
Class E	3,087,942
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.72
Class B	11.67
Class E	11.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,502,259,720.
(b)	Includes securities loaned at value of $106,806,800.
(c)	Identified cost of cash denominated in foreign currencies was $322,462.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$27,154,648
Interest	2,097
Securities lending income	327,536

Total investment income	27,484,281
Expenses
Management fees	4,337,184
Administration fees	22,625
Custodian and accounting fees	101,206
Distribution and service fees—Class B	690,136
Distribution and service fees—Class E	27,148
Audit and tax services	26,980
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	71,904
Insurance	5,044
Miscellaneous	18,280

Total expenses	5,345,209
Less broker commission recapture	(102,076)

Net expenses	5,243,133

Net Investment Income	22,241,148

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	23,719,030
Foreign currency transactions	(176,218)

Net realized gain	23,542,812

Net change in unrealized appreciation on:
Investments	16,302,854
Foreign currency transactions	59,336

Net change in unrealized appreciation	16,362,190

Net realized and unrealized gain	39,905,002

Net Increase in Net Assets From Operations	$62,146,150

(a)	Net of foreign withholding taxes of $1,099,619.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,241,148	$35,780,731
Net realized gain	23,542,812	48,537,536
Net change in unrealized appreciation (depreciation)	16,362,190	(66,569,600)

Increase in net assets from operations	62,146,150	17,748,667

From Distributions to Shareholders
Net investment income
Class A	(31,659,271)	(19,943,364)
Class B	(19,152,946)	(11,979,405)
Class E	(1,281,387)	(849,009)

Total distributions	(52,093,604)	(32,771,778)

Increase (decrease) in net assets from capital share transactions	34,682,757	(112,174,609)

Total increase (decrease) in net assets	44,735,303	(127,197,720)

Net Assets
Beginning of period	1,405,300,357	1,532,498,077

End of period	$1,450,035,660	$1,405,300,357

Undistributed net investment income
End of period	$14,246,667	$44,099,123

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	2,271,960	$26,731,527	1,810,085	$21,577,378
Reinvestments	2,658,209	31,659,271	1,670,298	19,943,364
Redemptions	(1,411,423)	(16,760,347)	(8,882,236)	(106,622,816)

Net increase (decrease)	3,518,746	$41,630,451	(5,401,853)	$(65,102,074)

Class B
Sales	1,078,445	$12,658,872	2,800,902	$32,702,967
Reinvestments	1,613,559	19,152,946	1,006,673	11,979,405
Redemptions	(3,207,709)	(37,895,204)	(7,483,659)	(88,901,048)

Net decrease	(515,705)	$(6,083,386)	(3,676,084)	$(44,218,676)

Class E
Sales	90,143	$1,066,472	227,427	$2,710,861
Reinvestments	107,589	1,281,387	71,106	849,009
Redemptions	(271,425)	(3,212,167)	(536,445)	(6,413,729)

Net decrease	(73,693)	$(864,308)	(237,912)	$(2,853,859)

Increase (decrease) derived from capital shares transactions		$34,682,757		$(112,174,609)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.64		$11.78	$12.43	$11.14	$11.50	$9.32

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.30	0.25	0.24	0.24	0.27
Net realized and unrealized gain (loss) on investments	0.34		(0.16)	(0.40)	1.26	0.23	2.15

Total from investment operations	0.53		0.14	(0.15)	1.50	0.47	2.42

Less Distributions
Distributions from net investment income	(0.45)		(0.28)	(0.50)	(0.21)	(0.83)	(0.24)

Total distributions	(0.45)		(0.28)	(0.50)	(0.21)	(0.83)	(0.24)

Net Asset Value, End of Period	$11.72		$11.64	$11.78	$12.43	$11.14	$11.50

Total Return (%) (b)	4.47	(c)	1.15	(1.23)	13.67	3.76	26.30

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.65	(d)	0.65	0.64	0.64	0.65	0.66
Ratio of net investment income to average net assets (%)	3.24	(d)	2.54	2.03	2.07	2.12	2.54
Portfolio turnover rate (%)	46	(c)	42	44	39 (e)	36	43
Net assets, end of period (in millions)	$860.2		$813.3	$887.3	$1,228.3	$1,200.0	$1,080.7

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.58		$11.72	$12.36	$11.09	$11.45	$9.28

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.27	0.22	0.22	0.21	0.24
Net realized and unrealized gain (loss) on investments	0.34		(0.16)	(0.39)	1.24	0.23	2.14

Total from investment operations	0.51		0.11	(0.17)	1.46	0.44	2.38

Less Distributions
Distributions from net investment income	(0.42)		(0.25)	(0.47)	(0.19)	(0.80)	(0.21)

Total distributions	(0.42)		(0.25)	(0.47)	(0.19)	(0.80)	(0.21)

Net Asset Value, End of Period	$11.67		$11.58	$11.72	$12.36	$11.09	$11.45

Total Return (%) (b)	4.31	(c)	0.87	(1.40)	13.27	3.55	25.99

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.90	(d)	0.90	0.89	0.89	0.90	0.91
Ratio of net investment income to average net assets (%)	2.96	(d)	2.29	1.81	1.84	1.86	2.29
Portfolio turnover rate (%)	46	(c)	42	44	39 (e)	36	43
Net assets, end of period (in millions)	$553.7		$555.2	$605.2	$691.4	$526.2	$518.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.62		$11.77	$12.41	$11.13	$11.49	$9.31

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.28	0.23	0.23	0.22	0.25
Net realized and unrealized gain (loss) on investments	0.34		(0.17)	(0.39)	1.25	0.24	2.15

Total from investment operations	0.52		0.11	(0.16)	1.48	0.46	2.40

Less Distributions
Distributions from net investment income	(0.43)		(0.26)	(0.48)	(0.20)	(0.82)	(0.22)

Total distributions	(0.43)		(0.26)	(0.48)	(0.20)	(0.82)	(0.22)

Net Asset Value, End of Period	$11.71		$11.62	$11.77	$12.41	$11.13	$11.49

Total Return (%) (b)	4.40	(c)	0.90	(1.30)	13.42	3.63	26.13

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	(d)	0.80	0.79	0.79	0.80	0.81
Ratio of net investment income to average net assets (%)	3.06	(d)	2.38	1.91	1.92	1.96	2.38
Portfolio turnover rate (%)	46	(c)	42	44	39 (e)	36	43
Net assets, end of period (in millions)	$36.2		$36.7	$40.0	$45.3	$42.7	$41.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-13

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (“PFICs”), real estate investment trust (“REIT”) adjustments, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-14

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $8,351,457. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $22,929,257. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

BHFTI-15

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$677,510,067	$0	$652,015,216

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$4,337,184	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Clarion Securities LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-16

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$32,771,778	$65,071,704	$—	$—	$32,771,778	$65,071,704

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$57,943,040	$—	$12,720,428	$(135,030,530)	$—	$(64,367,062)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

BHFTI-17

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

During the year ended December 31, 2016 the Portfolio utilized capital loss carryforwards of $29,614,719.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$7,335,323	$87,695,207	$135,030,530

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-18

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
105,927,299	3,165,371	8,139,209

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	109,994,671	7,237,207
Robert Boulware	109,981,318	7,250,560
Susan C. Gause	110,051,306	7,180,573
Nancy Hawthorne	110,078,337	7,153,541
Barbara A. Nugent	110,132,851	7,099,027
John Rosenthal	110,002,902	7,228,976
Linda B. Strumpf	110,005,278	7,226,600
Dawn M. Vroegop	109,971,229	7,260,650

BHFTI-19

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the ClearBridge Aggressive Growth Portfolio returned 10.70%, 10.56%, and 10.57%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned 13.69%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rose in the first six months of 2017, led by large growth stocks. The S&P 500 Index gained 9.34% for the first half of the year, the Russell 3000 Index advanced 8.93% while the Russell Midcap Index added 7.99%. The benchmark Russell 3000 Growth Index (+13.69%) outperformed its value counterpart by 937 basis points.

Equities were propelled higher by a combination of solid earnings growth and steady economic expansion. Stocks in the S&P 500 Index turned in their best earnings growth in four years. Continued health in the economy was also supportive as first quarter Gross Domestic Product (GDP) growth was revised higher for the second time to a final reading of 1.4% while the unemployment rate ticked down to a near decade low of 4.4%, indicating that the economy is nearing full employment. Consumer spending rose strongly in June while manufacturing activity, wage and loan growth were also robust. These solid improvements led the Federal Reserve to raise short-term interest rates 25 basis points in March and in June and disclose plans to start paring down its balance sheet of government bonds.

While encouraged by the extension of the equity rally from the market lows of February 2016, we caution that crowding in mega cap technology and internet names through passive vehicles continues, leading to relatively narrow leadership in the market in our view. We believe the risk of failure is higher in these areas given valuations which far exceed the average in the S&P 500 Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the six-month period ended June 30, 2017, the Portfolio’s overall stock selection and sector allocation detracted from relative performance. In particular, an overweight allocation and stock selection within Energy had the greatest negative impact on returns over the period. Stock selection in the Industrials sector and an underweight to Information Technology (“IT”) also hurt results.

In terms of individual holdings, the leading relative detractors from performance included positions in Anadarko Petroleum, Weatherford International, Core Laboratories and National Oilwell Varco in the Energy sector and Facebook, Inc. in the IT sector.

Anadarko Petroleum is an oil exploration and development company with oil and natural gas operations in the Permian Basin in the U.S. and in Mozambique. After a strong run up last year, the stock gave back some gains as oil prices retraced 20% during the first half. We believe the company has a cash-rich balance sheet and low-cost, high-quality assets that we expect to earn decent returns even in a challenging pricing environment.

Weatherford International provides equipment and services used in drilling of oil and natural gas wells around the world. The stock, which holds greater leverage than many of its peers, fell sharply in a broad decline for energy stocks on oil price weakness. However, Weatherford International has strengthened its financial position by terming out its debt obligations and signing an accretive joint venture with Schlumberger earlier this year.

Core Laboratories is a provider of petroleum reservoir description and management and production enhancement services to oil and gas producers. The stock was held back by the slow recovery of its deepwater projects and below forecast earnings guidance.

National Oilwell Varco designs and markets machinery and equipment used in oil and gas drilling and production. The stock declined along with the services sector due to declining commodity prices.

Within the IT sector, Facebook manages an online social networking platform with over 1 billion monthly active users and generates revenue principally through advertising. The stock maintained its positive momentum for most of the quarter, boosted by passive buying of the largest cap stocks in the market.

On the positive side, the Portfolio’s overweight allocation to the Health Care sector, a lack of exposure to the Consumer Staples sector and stock selection in the Health Care and Consumer Discretionary sectors contributed to relative performance. The leading relative individual contributors included UnitedHealth Group, Amgen and Vertex Pharmaceuticals in the Health Care sector as well as Broadcom in the IT sector and Comcast in the Consumer Discretionary sector.

UnitedHealth Group provides health insurance, software and consulting services. The stock reacted positively as potential replacements to the Affordable Care Act are unlikely to negatively impact its managed care business.

Amgen is a biotechnology company that focuses on developing therapies for use in oncology, endocrinology, hematology, neurobiology as well as the treatment of infectious diseases, arthritis and inflammation. Amgen was one of several drug makers that moved higher in response to the likelihood of a more moderate health care replacement bill from the Senate that will not impose additional pricing pressure on its therapeutic treatments.

Vertex Pharmaceuticals is a biotechnology company focused on discovering, developing and commercializing small-molecule drugs for the treatment of viral diseases, cystic fibrosis, inflammation, auto-immune diseases, cancer and pain. Shares maintained the momentum of positive clinical news on its triple combination cystic fibrosis treatment as a competitor’s trial results disappointed.

BHFTI-1

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Investments, LLC

Portfolio Manager Commentary*—(Continued)

Broadcom produces semiconductors and related technologies for use primarily in wired and wireless communications and storage applications for the consumer and business markets. Continued solid earnings and revenue results that again topped expectations as well as solid forward guidance drove the stock higher.

Comcast offers consumer entertainment, information, and communication products and services, including cable TV systems, Internet and phone services and consolidated national programming networks. Company shares finished higher on strong results and building optimism over its new wireless and mobile application products.

During the period, the Portfolio received shares of Bioverativ in the Health Care sector following its spinoff from Portfolio holding Biogen. The Portfolio also received shares of LogMeIn in the IT sector following its merger with GoTo Meeting, a spinoff from Portfolio holding Citrix Systems.

For the six months ended June 30, 2017, the Portfolio’s sector positioning, a function of our bottom-up stock selection process, was largely consistent with average allocations concentrated among Health Care, Information Technology, Consumer Discretionary, Energy and Industrials sectors. The Portfolio had no holdings in the Consumer Staples, Financials, Real Estate, and Utilities sectors.

Richard Freeman

Evan Bauman

Portfolio Managers

ClearBridge Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 3000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
ClearBridge Aggressive Growth Portfolio
Class A	10.70	19.07	15.36	8.68
Class B	10.56	18.80	15.07	8.41
Class E	10.57	18.89	15.18	8.52
Russell 3000 Growth Index	13.69	20.72	15.20	8.82

1 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
UnitedHealth Group, Inc.	9.8
Comcast Corp.- Class A	8.9
Amgen, Inc.	8.7
Biogen, Inc.	7.4
Broadcom, Ltd.	6.5
Allergan plc	6.0
Anadarko Petroleum Corp.	4.1
Vertex Pharmaceuticals, Inc.	3.5
TE Connectivity, Ltd.	3.1
L3 Technologies, Inc.	3.0

Top Sectors

% of Net Assets
Health Care	40.7
Information Technology	23.0
Consumer Discretionary	20.6
Energy	7.8
Industrials	6.6
Materials	1.0
Telecommunication Services	0.2

BHFTI-3

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

ClearBridge Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.56%	$1,000.00	$1,107.00	$2.93
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class B(a)	Actual	0.81%	$1,000.00	$1,105.60	$4.23
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class E(a)	Actual	0.71%	$1,000.00	$1,105.70	$3.71
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—99.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.1%
Engility Holdings, Inc. (a)	57,266	$1,626,354
L3 Technologies, Inc.	582,900	97,390,932

		99,017,286

Auto Components—0.3%
Adient plc	140,683	9,197,855

Biotechnology—21.6%
Aduro Biotech, Inc. (a) (b)	31,570	359,898
Agios Pharmaceuticals, Inc. (a) (b)	170,800	8,787,660
Amgen, Inc.	1,610,100	277,307,523
Biogen, Inc. (a)	867,860	235,502,490
Bioverativ, Inc. (a)	433,930	26,109,568
ImmunoGen, Inc. (a) (b)	499,700	3,552,867
Ionis Pharmaceuticals, Inc. (a) (b)	498,335	25,350,301
ProQR Therapeutics NV (a)	88,300	459,160
Spark Therapeutics, Inc. (a)	53,520	3,197,285
Vertex Pharmaceuticals, Inc. (a)	859,672	110,785,931

		691,412,683

Building Products—1.9%
Johnson Controls International plc	1,406,834	61,000,322

Communications Equipment—0.1%
ARRIS International plc (a)	122,915	3,444,078

Construction & Engineering—0.7%
Fluor Corp.	519,410	23,778,590

Diversified Telecommunication Services—0.2%
AT&T, Inc.	157,745	5,951,719

Electronic Equipment, Instruments & Components—3.6%
Dolby Laboratories, Inc. - Class A	295,300	14,457,888
Fitbit, Inc. - Class A (a) (b)	54,350	288,598
TE Connectivity, Ltd.	1,269,625	99,894,095

		114,640,581

Energy Equipment & Services—3.5%
Core Laboratories NV (b)	514,070	52,059,869
Frank’s International NV (b)	30,500	252,845
National Oilwell Varco, Inc. (b)	916,878	30,201,961
Weatherford International plc (a) (b)	7,614,500	29,468,115

		111,982,790

Health Care Equipment & Supplies—2.4%
Medtronic plc	861,379	76,447,386
Wright Medical Group NV (a) (b)	58,679	1,613,086

		78,060,472

Health Care Providers & Services—9.8%
UnitedHealth Group, Inc.	1,685,450	312,516,139

Internet & Direct Marketing Retail—2.2%
Liberty Expedia Holdings, Inc. - Class A (a)	167,951	9,072,713
Liberty Interactive Corp. - Class A (a) (b)	1,867,200	45,821,088
Liberty TripAdvisor Holdings, Inc. - Class A (a)	154,420	1,791,272
Liberty Ventures - Series A (a) (b)	251,927	13,173,263

		69,858,336

Internet Software & Services—1.8%
Facebook, Inc. - Class A (a)	185,500	28,006,790
LogMeIn, Inc.	105,873	11,063,729
Twitter, Inc. (a) (b)	1,100,000	19,657,000

		58,727,519

Machinery—0.7%
Pentair plc (b)	339,804	22,610,558

Media—18.1%
AMC Networks, Inc. - Class A (a) (b)	825,825	44,107,313
CBS Corp. - Class B	323,200	20,613,696
Comcast Corp. - Class A	7,339,200	285,641,664
Liberty Braves Group - Class A (a)	47,058	1,124,216
Liberty Braves Group - Class C (a)	94,117	2,255,985
Liberty Broadband Corp. - Class A (a) (b)	117,647	10,092,936
Liberty Broadband Corp. - Class C (a) (b)	305,883	26,535,350
Liberty Global plc - Class A (a)	299,400	9,616,728
Liberty Global plc - Class C (a) (b)	299,400	9,335,292
Liberty Global plc LiLAC - Class A (a)	52,325	1,139,115
Liberty Global plc LiLAC - Class C (a) (b)	52,325	1,120,278
Liberty Media Corp.-Liberty Formula One - Class A (a) (b)	117,647	4,121,175
Liberty Media Corp.-Liberty Formula One - Class C (a)	235,294	8,616,466
Liberty SiriusXM Group - Class A (a)	470,588	19,755,284
Liberty SiriusXM Group - Class C (a)	941,176	39,247,039
Lions Gate Entertainment Corp. - Class B (a) (b)	348,621	9,161,760
Madison Square Garden Co. (The) - Class A (a)	286,049	56,323,048
MSG Networks, Inc. - Class A (a) (b)	858,150	19,265,468
Viacom, Inc. - Class B	344,700	11,571,579

		579,644,392

Metals & Mining—1.0%
Freeport-McMoRan, Inc. (a)	1,270,800	15,262,308
Nucor Corp.	274,700	15,896,889

		31,159,197

Oil, Gas & Consumable Fuels—4.4%
Anadarko Petroleum Corp.	2,919,860	132,386,452
Newfield Exploration Co. (a)	255,400	7,268,684

		139,655,136

Pharmaceuticals—6.9%
Allergan plc	786,777	191,257,621
Mallinckrodt plc (a)	143,915	6,448,831
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	298,100	9,902,882

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Pharmaceuticals—(Continued)
Valeant Pharmaceuticals International, Inc. (a)	653,070	$11,298,111

		218,907,445

Semiconductors & Semiconductor Equipment—8.5%
Broadcom, Ltd.	891,161	207,685,071
Cree, Inc. (a) (b)	887,200	21,869,480
Intel Corp.	1,288,348	43,468,862

		273,023,413

Software—4.7%
Autodesk, Inc. (a)	944,300	95,204,326
Citrix Systems, Inc. (a)	616,100	49,029,238
Nuance Communications, Inc. (a) (b)	400,000	6,964,000

		151,197,564

Technology Hardware, Storage & Peripherals—4.2%
Seagate Technology plc (b)	2,448,500	94,879,375
Western Digital Corp.	444,489	39,381,725

		134,261,100

Trading Companies & Distributors—0.1%
NOW, Inc. (a) (b)	229,219	3,685,841

Total Common Stocks (Cost $2,147,297,286)		3,193,733,016

Rights—0.0%

Health Care Equipment & Supplies—0.0%
Wright Medical Group NV, Expires 03/01/19 (a) (Cost $573,350)	229,340	344,010

Short-Term Investment—0.2%

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $4,827,590 on 07/03/17, collateralized by $4,930,000 U.S. Treasury Note at 1.125% due 06/15/18 with a value of $4,925,918.	4,827,542	4,827,542

Total Short-Term Investments (Cost $4,827,542)		4,827,542

Securities Lending Reinvestments (c)—9.3%

Certificates of Deposit—5.0%
ABN AMRO Bank NV Zero Coupon, 09/05/17	4,481,179	4,490,550
Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Banco Del Estado De Chile New York 1.429%, 10/19/17 (d)	7,000,000	$7,001,666
Bank of Montreal 1.130%, 07/07/17	2,500,000	2,499,975
Bank of Nova Scotia 1.492%, 11/03/17 (d)	8,000,000	8,007,898
Canadian Imperial Bank 1.630%, 10/27/17 (d)	2,750,000	2,753,094
Cooperative Rabobank UA New York 1.555%, 10/13/17 (d)	2,500,000	2,502,883
1.558%, 10/13/17 (d)	2,000,000	2,002,713
Credit Industriel et Commercial 1.125%, 07/03/17	2,000,000	2,000,044
Credit Suisse AG New York 1.366%, 10/06/17 (d)	5,000,000	5,001,240
1.432%, 10/16/17 (d)	3,000,000	3,000,642
DG Bank New York 1.140%, 07/03/17	7,000,000	6,999,930
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	2,400,000	2,400,300
KBC Bank NV
Zero Coupon, 08/22/17	2,990,219	2,995,170
Zero Coupon, 09/08/17	498,281	498,905
1.200%, 07/18/17	1,400,000	1,400,000
1.220%, 07/27/17	7,000,000	7,000,000
1.250%, 08/08/17	1,000,000	1,000,030
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	7,000,000	6,999,930
Mitsubishi UFJ Trust and Banking Corp. 1.367%, 10/11/17 (d)	10,500,000	10,502,352
Mizuho Bank, Ltd., New York 1.397%, 10/11/17 (d)	5,000,000	4,999,835
1.469%, 10/18/17 (d)	5,000,000	4,999,660
1.610%, 08/02/17 (d)	2,000,000	2,000,610
National Australia Bank London 1.480%, 11/09/17 (d)	11,500,000	11,509,315
Natixis New York 1.287%, 11/13/17 (d)	2,500,000	2,499,725
1.506%, 08/03/17 (d)	5,000,000	5,001,510
Norinchukin Bank New York 1.377%, 10/13/17 (d)	2,000,000	2,001,375
1.584%, 08/21/17 (d)	6,000,000	6,002,214
1.687%, 07/12/17 (d)	4,000,000	4,000,484
Royal Bank of Canada New York 1.358%, 06/12/18 (d)	5,000,000	4,998,310
1.555%, 10/13/17 (d)	5,000,000	5,005,055
Sumitomo Mitsui Banking Corp., New York 1.357%, 10/12/17 (d)	3,500,000	3,500,984
Sumitomo Mitsui Trust Bank, Ltd., New York 1.170%, 07/03/17	5,000,000	4,999,985
1.377%, 10/11/17 (d)	2,000,000	2,001,409
1.466%, 10/26/17 (d)	5,000,000	5,001,280
Toronto Dominion Bank New York 1.467%, 03/13/18 (d)	5,100,000	5,103,789
1.475%, 01/10/18 (d)	5,000,000	5,008,312

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	2,300,000	$2,302,056

		159,993,230

Commercial Paper—1.4%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	5,982,255	5,997,828
Barton Capital S.A. 1.210%, 07/10/17	1,993,681	1,999,348
Commonwealth Bank Australia 1.522%, 10/23/17 (d)	4,000,000	4,004,217
Erste Abwicklungsanstalt 1.379%, 07/18/17 (d)	10,000,000	10,000,580
ING Funding LLC 1.234%, 12/07/17 (d)	3,000,000	3,001,036
LMA S.A. & LMA Americas 1.150%, 07/07/17	499,888	499,936
1.180%, 07/11/17	2,991,150	2,999,004
Manhattan Asset Funding Co. 1.434%, 09/07/17 (d)	1,000,000	1,000,060
Ridgefield Funding Co. LLC 1.434%, 09/07/17 (d)	2,500,000	2,501,001
Sheffield Receivables Co. 1.190%, 07/28/17	5,981,357	5,994,360
1.230%, 07/07/17	3,987,563	3,999,064
Westpac Banking Corp. 1.506%, 10/20/17 (d)	3,900,000	3,903,888

		45,900,322

Repurchase Agreements—2.3%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $368,421 on 07/03/17, collateralized by $383,486 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $375,756.	368,388	368,388
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $18,701,714 on 07/03/17, collateralized by $18,628,132 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $19,074,002.	18,700,000	18,700,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $7,315,901 on 07/03/17, collateralized by $7,437,577 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $7,461,495.	7,315,170	7,315,170

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $15,011,625 on 07/03/17, collateralized by $3,260 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $16,677,353.	15,000,000	15,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $3,014,535 on 09/29/17, collateralized by various Common Stock with a value of $3,300,001.	3,000,000	3,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $3,759,931 on 10/02/17, collateralized by various Common Stock with a value of $4,070,000.	3,700,000	3,700,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $7,557,356 on 10/02/17, collateralized by various Common Stock with a value of $8,250,001.	7,500,000	7,500,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $3,400,380 on 07/03/17, collateralized by $6,779,810 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $3,468,404.	3,400,000	3,400,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $6,000,590 on 07/03/17, collateralized by $9,010,579 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $6,120,000.	6,000,000	6,000,000
Royal Bank of Scotland Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $10,002,061 on 07/07/17, collateralized by $10,211,044 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $10,200,282.	10,000,000	10,000,000

		74,983,558

Time Deposits—0.6%
ABN AMRO Bank NV 1.180%, 07/07/17	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Credit Industriel et Commercial 1.100%, 07/03/17	4,000,000	$4,000,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	2,700,000	2,700,000
Shinkin Central Bank 1.330%, 07/25/17	1,500,000	1,500,000
Standard Chartered plc 1.200%, 07/03/17	5,600,000	5,600,000

		17,800,000

Total Securities Lending Reinvestments (Cost $298,608,370)		298,677,110

Total Investments—109.3% (Cost $2,451,306,548) (e)		3,497,581,678
Other assets and liabilities (net)—(9.3)%		(299,014,607)

Net Assets—100.0%		$3,198,567,071

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $291,662,420 and the collateral received consisted of cash in the amount of $298,539,131. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $2,451,306,548. The aggregate unrealized appreciation and depreciation of investments were $1,361,043,130 and $(314,768,000), respectively, resulting in net unrealized appreciation of $1,046,275,130.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,193,733,016	$—	$—	$3,193,733,016
Total Rights*	344,010	—	—	344,010
Total Short-Term Investment*	—	4,827,542	—	4,827,542
Total Securities Lending Reinvestments*	—	298,677,110	—	298,677,110
Total Investments	$3,194,077,026	$303,504,652	$—	$3,497,581,678

Collateral for Securities Loaned (Liability)	$—	$(298,539,131)	$—	$(298,539,131)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$3,497,581,678
Receivable for:
Fund shares sold	933,247
Dividends and interest	3,558,561

Total Assets	3,502,073,486
Liabilities
Collateral for securities loaned	298,539,131
Payables for:
Fund shares redeemed	2,779,045
Accrued Expenses:
Management fees	1,420,209
Distribution and service fees	232,103
Deferred trustees’ fees	183,598
Other expenses	352,329

Total Liabilities	303,506,415

Net Assets	$3,198,567,071

Net Assets Consist of:
Paid in surplus	$2,162,123,732
Undistributed net investment income	11,624,175
Accumulated net realized loss	(21,453,562)
Unrealized appreciation on investments and foreign currency transactions	1,046,272,726

Net Assets	$3,198,567,071

Net Assets
Class A	$2,059,155,529
Class B	1,099,520,097
Class E	39,891,445
Capital Shares Outstanding*
Class A	120,014,675
Class B	65,604,414
Class E	2,358,363
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.16
Class B	16.76
Class E	16.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,451,306,548.
(b)	Includes securities loaned at value of $291,662,420.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$21,006,766
Interest	4,098
Securities lending income	849,024

Total investment income	21,859,888
Expenses
Management fees	8,862,876
Administration fees	50,679
Custodian and accounting fees	66,519
Distribution and service fees—Class B	1,380,289
Distribution and service fees—Class E	30,115
Audit and tax services	20,657
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	85,862
Insurance	10,589
Miscellaneous	16,288

Total expenses	10,568,576
Less management fee waiver	(279,453)
Less broker commission recapture	(22,263)

Net expenses	10,266,860

Net Investment Income	11,593,028

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	122,512,044
Foreign currency transactions	(11,525)

Net realized gain	122,500,519

Net change in unrealized appreciation on:
Investments	191,716,253
Foreign currency transactions	15,743

Net change in unrealized appreciation	191,731,996

Net realized and unrealized gain	314,232,515

Net Increase in Net Assets From Operations	$325,825,543

(a)	Net of foreign withholding taxes of $115,914.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,593,028	$28,059,085
Net realized gain	122,500,519	127,023,529
Net change in unrealized appreciation (depreciation)	191,731,996	(67,268,779)

Increase in net assets from operations	325,825,543	87,813,835

From Distributions to Shareholders
Net investment income
Class A	(19,479,926)	(13,307,320)
Class B	(7,902,017)	(4,285,535)
Class E	(323,547)	(196,065)

Total distributions	(27,705,490)	(17,788,920)

Decrease in net assets from capital share transactions	(211,719,228)	(221,545,277)

Total increase (decrease) in net assets	86,400,825	(151,520,362)

Net Assets
Beginning of period	3,112,166,246	3,263,686,608

End of period	$3,198,567,071	$3,112,166,246

Undistributed net investment income
End of period	$11,624,175	$27,736,637

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	885,475	$15,031,452	6,620,437	$95,377,903
Reinvestments	1,145,204	19,479,926	915,851	13,307,320
Redemptions	(9,836,400)	(166,036,683)	(12,307,157)	(185,881,000)

Net decrease	(7,805,721)	$(131,525,305)	(4,770,869)	$(77,195,777)

Class B
Sales	1,217,417	$20,153,695	3,742,451	$53,669,002
Reinvestments	475,738	7,902,017	301,798	4,285,535
Redemptions	(6,409,714)	(105,804,628)	(13,493,274)	(196,365,273)

Net decrease	(4,716,559)	$(77,748,916)	(9,449,025)	$(138,410,736)

Class E
Sales	81,563	$1,360,073	99,805	$1,443,661
Reinvestments	19,293	323,547	13,682	196,065
Redemptions	(247,108)	(4,128,627)	(519,792)	(7,578,490)

Net decrease	(146,252)	$(2,445,007)	(406,305)	$(5,938,764)

Decrease derived from capital shares transactions		$(211,719,228)		$(221,545,277)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.65		$15.30		$15.97	$13.45	$9.26	$7.81

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.15	(b)	0.10	0.07	0.05	0.05
Net realized and unrealized gain (loss) on investments	1.60		0.30		(0.70)	2.50	4.19	1.42

Total from investment operations	1.67		0.45		(0.60)	2.57	4.24	1.47

Less Distributions
Distributions from net investment income	(0.16)		(0.10)		(0.07)	(0.05)	(0.05)	(0.02)

Total distributions	(0.16)		(0.10)		(0.07)	(0.05)	(0.05)	(0.02)

Net Asset Value, End of Period	$17.16		$15.65		$15.30	$15.97	$13.45	$9.26

Total Return (%) (c)	10.70	(d)	2.98		(3.81)	19.12	45.90	18.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)	0.57		0.57	0.57	0.61	0.64
Net ratio of expenses to average net assets (%) (f)	0.56	(e)	0.57		0.57	0.56	0.61	0.64
Ratio of net investment income to average net assets (%)	0.81	(e)	1.00	(b)	0.64	0.50	0.43	0.61
Portfolio turnover rate (%)	0	(d)(g)	2		1	0 (g)	7	4
Net assets, end of period (in millions)	$2,059.2		$1,999.9		$2,029.0	$2,285.1	$1,496.3	$974.5

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.27		$14.93		$15.59	$13.13	$9.04	$7.63

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.11	(b)	0.06	0.04	0.02	0.03
Net realized and unrealized gain (loss) on investments	1.56		0.29		(0.69)	2.44	4.10	1.38

Total from investment operations	1.61		0.40		(0.63)	2.48	4.12	1.41

Less Distributions
Distributions from net investment income	(0.12)		(0.06)		(0.03)	(0.02)	(0.03)	(0.00	)(h)

Total distributions	(0.12)		(0.06)		(0.03)	(0.02)	(0.03)	(0.00	)(h)

Net Asset Value, End of Period	$16.76		$15.27		$14.93	$15.59	$13.13	$9.04

Total Return (%) (c)	10.56	(d)	2.68		(4.04)	18.89	45.60	18.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.82		0.82	0.82	0.86	0.89
Net ratio of expenses to average net assets (%) (f)	0.81	(e)	0.82		0.82	0.81	0.86	0.89
Ratio of net investment income to average net assets (%)	0.56	(e)	0.74	(b)	0.39	0.25	0.18	0.31
Portfolio turnover rate (%)	0	(d)(g)	2		1	0 (g)	7	4
Net assets, end of period (in millions)	$1,099.5		$1,073.6		$1,190.8	$1,335.9	$727.5	$467.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.42		$15.07		$15.74	$13.26	$9.12	$7.70

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.12	(b)	0.08	0.05	0.03	0.03
Net realized and unrealized gain (loss) on investments	1.57		0.30		(0.70)	2.46	4.14	1.40

Total from investment operations	1.63		0.42		(0.62)	2.51	4.17	1.43

Less Distributions
Distributions from net investment income	(0.14)		(0.07)		(0.05)	(0.03)	(0.03)	(0.01)

Total distributions	(0.14)		(0.07)		(0.05)	(0.03)	(0.03)	(0.01)

Net Asset Value, End of Period	$16.91		$15.42		$15.07	$15.74	$13.26	$9.12

Total Return (%) (c)	10.57	(d)	2.84		(3.99)	18.94	45.85	18.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(e)	0.72		0.72	0.72	0.76	0.79
Net ratio of expenses to average net assets (%) (f)	0.71	(e)	0.72		0.72	0.71	0.76	0.79
Ratio of net investment income to average net assets (%)	0.67	(e)	0.84	(b)	0.49	0.36	0.28	0.40
Portfolio turnover rate (%)	0	(d)(g)	2		1	0 (g)	7	4
Net assets, end of period (in millions)	$39.9		$38.6		$43.9	$51.5	$24.6	$17.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Rounds to less than 1%.
(h)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is ClearBridge Aggressive Growth Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTI-13

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances, expired capital losses and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-14

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $4,827,542. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $74,983,558. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$4,218,605	$0	$171,722,480

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$8,862,876	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. ClearBridge Investments, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-16

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Management Fee Waiver - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	$1 billion to $1.75 billion
0.050%	$1.75 billion to $2 billion
0.025%	$2.85 billion to $3 billion
0.045%	On amounts in excess of $3 billion

An identical agreement was in place for the period November 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$17,788,920	$12,244,705	$—	$—	$17,788,920	$12,244,705

BHFTI-17

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$27,906,738	$—	$855,016,957	$(144,430,308)	$—	$738,493,387

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards of $129,725,635, and $288,295,515 of capital loss carryforwards expired.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$130,530,096	$13,900,212	$144,430,308

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-18

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
181,763,181	7,485,074	12,305,329

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	187,301,710	14,251,874
Robert Boulware	187,508,762	14,044,821
Susan C. Gause	188,000,361	13,553,223
Nancy Hawthorne	187,302,240	14,251,344
Barbara A. Nugent	188,118,271	13,435,312
John Rosenthal	187,869,506	13,684,078
Linda B. Strumpf	187,293,707	14,259,877
Dawn M. Vroegop	187,068,284	14,485,300

BHFTI-19

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Harris Oakmark International Portfolio returned 17.33%, 17.12%, and 17.16%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 13.81%.

MARKET ENVIRONMENT / CONDITIONS

Global markets marched higher early in the reporting period as economic activity continued to strengthen. The Dow Jones Industrial Average notched its sixth consecutive quarterly gain in the first quarter, while the STOXX Europe 600 Index advanced for the third quarter in a row. In February, the U.S. personal consumption expenditures (PCE) index surpassed the Federal Reserve’s (the “Fed”) long-term target. The eurozone’s own annual rate of inflation also reached the European Central Bank’s 2% target in February for the first time in four years. Citing improvements to the labor market and economic health, the Fed lifted interest rates in the U.S. in March.

While stocks in so-called stable sectors have tended to outperform over the greater part of the last two calendar years, cyclically oriented names rallied in the second half of 2016 on the heels of the U.K. referendum to leave the European Union (“Brexit”) and the U.S. presidential election. Investors’ rotation away from perceived safety continued in early 2017, although sector returns finished mixed for the first quarter. Additionally, despite the uncertainty caused by Brexit and a recent general election in the U.K., which resulted in a lost majority for the still-governing Conservative Party, the British economy performed acceptably well with a 2% year-over-year growth rate. Furthermore, economic sentiment in the eurozone reached its highest level in June in nearly a decade.

In May, the unemployment rate in the U.S. fell to a 16-year low of 4.3%. Coupled with low price inflation and seasonal gasoline prices that had reached the lowest levels since 2005, the Fed once again raised its key interest rate by one-quarter point in June.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the MSCI EAFE Index over the period. Both stock selection and country weightings contributed to relative performance. Holdings in the U.K., France and Italy were the largest positive relative contributors to performance for the period. Conversely, holdings in Germany, Sweden and Japan were the largest detractors relative to the benchmark during the first half of 2017.

Individual holdings CNH Industrial (U.K.) and Intesa Sanpaolo (Italy) were the Portfolio’s top contributors to performance during the period. CNH Industrial’s fourth quarter of 2016 revenues and earnings per share exceeded market expectations, and results for the full fiscal year were generally in line with our estimates. The company’s level of free cash flow, which was more robust than our estimates and management’s guidance, resulted in a fourth-quarter reduction of $1.1 billion in net industrial debt from the previous quarter end. Most recently, CNH Industrial’s first-quarter of 2017 revenue and earnings again exceeded market estimates. Performance in the industrial business improved, as earnings increased 34% year-over-year, driven by a 77% improvement in the agriculture equipment segment. Overall, the industry has seen signs of stabilization in global agricultural equipment markets and has begun to see the early stages of restocking. Additionally, Standard & Poor’s upgraded CNH Industrial’s long-term corporate credit rating, which indicated an improved outlook for the company. We believe the upgrade bolsters CNH Industrial’s ability to improve its balance sheet efficiency and refinance debt at lower rates.

Intesa Sanpaolo issued fiscal year 2016 results that were largely as we expected, and net income met our forecasts. The company’s fourth-quarter revenue and operating income surpassed market forecasts by 5% and 15%, respectively. Intesa subsequently released first-quarter results that were in line with our expectations, and its net income exceeded market estimates by 16%, which led its share price to increase significantly in the second quarter. In our view, costs remained well controlled and asset quality continued to improve as non-performing loans declined. Intesa’s share price also reacted favorably when the European Central Bank and the Italian government announced plans to rescue two Italian banks, putting an end to months of concern that failures of these banks could undermine confidence in the Italian banking system. As part of the deal, Intesa will acquire EUR 26 billion of performing loans and EUR 4 billion of high-risk performing loans from the two banks. The asset quality of the performing loans is higher than the average of Intesa’s current portfolio, and the company will have the option to return the high-risk performing loans to the government if asset quality deteriorates.

The Portfolio’s top detractors from performance during the period were in positions H&M (Sweden) and Toyota Motor (Japan). Early in the year, higher-than-normal first-quarter inventory levels led to increased markdowns and lower margins. While H&M has started to see an improvement in a number of markets, including China, its performance in the U.S. and Central/Southern Europe remained weak. H&M’s share price declined again during the second quarter, as its fiscal first-half results were mixed. Sales continued to track behind plan (increasing only 5% in local currency), while inventory position remained high (growing by 22% year-over-year). However, the company experienced some positive developments, which included effective cost controls, as operating expenses increased only 4% despite store count expansion and pre-markdown margin expansion in the second quarter. Last year, a new management team revised the company’s growth targets to focus more on comparable and profitable growth. Recently, it announced the launch of the Arket brand, a higher priced concept that will offer classic garments for women, men and children, as well as home furnishings. We supported the move as the company has been successful with its other lines.

BHFTI-1

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

Toyota Motor’s fiscal nine-month results were weaker than market expectations and included sales and operating profit declines of about 6% and 34%, respectively, from the same period last year. However, we viewed Toyota’s results acceptable to us, as we attributed these declines mainly to negative currency effects. Toyota exports more than 50% of cars produced in Japan, and yen appreciation weighed on financial performance for the period. In April, the company announced that its U.S. auto sales in March declined, but the drop was not as significant as the market expected. Monthly sales of 215,224 autos surpassed market projections by nearly 480 units. Production of Toyota vehicles in Japan decreased in May, while sales rose for the seventh consecutive month. In addition, Toyota vehicle exports advanced, driven by increases to key regions, including North America, Europe, Asia and Latin America. We met with members of Toyota’s management team in June and learned that the company is seeing volume growth in Europe, especially for hybrid vehicles that accounted for 39% of sales in the January to March quarter, which reflected a 7% increase over last year.

Currency hedging was actively utilized during the period. Currencies hedged in the Portfolio for the reporting period included the Swiss Franc and the Australian Dollar. We continued to view the Swiss Franc as overvalued based on purchasing-power parity. The use of currency forward contracts detracted slightly from the Portfolio’s performance relative to the MSCI EAFE Index over the period.

For the six-month period ended June 30, 2017, the Portfolio was most heavily weighted in the U.K., followed by Switzerland and France. The Portfolio’s largest sector weights were in Financials, Consumer Discretionary, and Industrials. The Portfolio had no exposure to the Energy, Telecommunications and Utilities sectors. During the period, new positions in the Portfolio included Publicis Groupe (France) and Volvo (Sweden). Positions eliminated over the period included Check Point Software Technologies (Israel), Honda Motor (Japan) and Nomura Holdings (Japan).

David G. Herro

Michael L. Manelli

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	17.33	40.84	13.10	5.15
Class B	17.12	40.39	12.83	4.88
Class E	17.16	40.59	12.94	4.99
MSCI EAFE Index	13.81	20.27	8.69	1.03

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Glencore plc	5.2
Credit Suisse Group AG	4.6
Daimler AG	4.1
Allianz SE	3.9
BNP Paribas S.A.	3.9
Lloyds Banking Group plc	3.8
Toyota Motor Corp.	3.3
Hennes & Mauritz AB- B Shares	3.1
CNH Industrial NV	3.1
Intesa Sanpaolo S.p.A.	3.0

Top Countries

% of Net Assets
United Kingdom	18.1
Switzerland	16.9
France	15.1
Germany	13.1
Japan	6.0
Sweden	5.6
Netherlands	4.8
United States	4.8
Australia	3.5
Italy	3.4

BHFTI-3

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.79%	$1,000.00	$1,173.30	$4.26
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

Class B(a)	Actual	1.04%	$1,000.00	$1,171.20	$5.60
	Hypothetical*	1.04%	$1,000.00	$1,019.64	$5.21

Class E(a)	Actual	0.94%	$1,000.00	$1,171.60	$5.06
	Hypothetical*	0.94%	$1,000.00	$1,020.13	$4.71

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Australia—3.5%
AMP, Ltd.	16,414,082	$65,411,757
Orica, Ltd.	3,279,145	52,056,949

		117,468,706

China—2.3%
Baidu, Inc. (ADR) (a)	423,150	75,684,609

France—15.1%
BNP Paribas S.A.	1,758,176	127,875,446
Bureau Veritas S.A.	2,559,000	56,685,801
Danone S.A.	696,714	52,371,558
Kering	69,300	23,727,608
LVMH Moet Hennessy Louis Vuitton SE	64,500	16,180,594
Pernod-Ricard S.A.	290,350	38,923,564
Publicis Groupe S.A.	902,600	67,621,506
Safran S.A.	635,900	58,328,508
Sanofi	81,400	7,823,522
Valeo S.A.	732,000	49,653,970

		499,192,077

Germany—13.1%
Allianz SE	655,400	129,158,926
Bayerische Motoren Werke AG	1,079,800	100,504,205
Continental AG	316,800	68,367,937
Daimler AG	1,870,000	135,656,443

		433,687,511

Hong Kong—0.3%
Melco Resorts & Entertainment, Ltd. (ADR)	390,156	8,759,002

India—1.0%
Infosys, Ltd. (ADR) (b)	2,182,900	32,787,158

Indonesia—2.2%
Bank Mandiri Persero Tbk PT	74,937,900	71,507,920

Italy—3.4%
Intesa Sanpaolo S.p.A.	31,505,400	100,506,077
Prada S.p.A.	3,579,902	13,275,960

		113,782,037

Japan—6.0%
Daiwa Securities Group, Inc.	5,524,700	32,826,963
Komatsu, Ltd.	475,900	12,132,300
Olympus Corp.	806,400	29,471,143
Omron Corp.	373,000	16,226,905
Toyota Motor Corp.	2,064,100	108,272,168

		198,929,479

Mexico—2.1%
Grupo Televisa S.A.B. (ADR)	2,789,708	67,985,184

Netherlands—4.8%
Akzo Nobel NV	198,961	17,271,987
ASML Holding NV	267,750	34,861,338
EXOR NV	1,173,005	63,829,917
Koninklijke Philips NV	1,220,172	43,433,819

		159,397,061

South Korea—0.6%
Samsung Electronics Co., Ltd.	10,355	21,484,372

Sweden—5.6%
Atlas Copco AB - B Shares	280,694	9,715,692
Hennes & Mauritz AB - B Shares (b)	4,169,100	104,126,194
SKF AB - B Shares	2,290,990	46,636,334
Volvo AB - B Shares	1,556,191	26,581,108

		187,059,328

Switzerland—16.9%
Cie Financiere Richemont S.A.	711,147	58,682,112
Credit Suisse Group AG (a)	10,546,656	152,813,665
Glencore plc (a)	45,679,220	171,452,476
Kuehne & Nagel International AG	281,065	46,982,320
LafargeHolcim, Ltd. (a)	1,168,305	67,115,438
Nestle S.A.	167,500	14,590,925
Swatch Group AG (The) - Bearer Shares	102,140	37,761,019
Wolseley plc	155,800	9,581,257

		558,979,212

Taiwan—0.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,079,000	7,363,032

United Kingdom—18.1%
Ashtead Group plc	2,813,000	58,349,672
CNH Industrial NV	9,048,000	102,977,763
Diageo plc	2,225,400	65,785,882
Experian plc	1,706,400	35,042,285
G4S plc	6,849,600	29,143,184
Lloyds Banking Group plc	144,689,300	124,885,223
Meggitt plc	4,080,718	25,385,678
Royal Bank of Scotland Group plc (a)	16,707,701	53,842,091
Schroders plc	1,574,884	63,698,438
Schroders plc (non-voting shares)	10,427	300,706
Smiths Group plc	1,090,107	22,711,860
WPP plc	868,200	18,266,959

		600,389,741

United States—2.0%
Willis Towers Watson plc	459,274	66,805,996

Total Common Stocks (Cost $2,814,738,879)		3,221,262,425

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Short-Term Investment—2.8%

Security Description	Principal Amount*	Value

Repurchase Agreement—2.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $91,032,947 on 07/03/17, collateralized by $91,720,000 U.S. Treasury Notes with rates ranging from 0.750% - 2.750%, maturity dates ranging from 02/28/18 - 03/31/18, with a value of $92,855,751.	91,032,036	$91,032,036

Total Short-Term Investments (Cost $91,032,036)		91,032,036

Securities Lending Reinvestments (c)—1.0%

Certificate of Deposit—0.0%
UBS, Stamford
1.722%, 07/31/17 (d)	500,511	500,286

Commercial Paper—0.1%
LMA S.A. & LMA Americas
1.040%, 07/03/17	1,499,870	1,499,853

Repurchase Agreements—0.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $223,815 on 07/03/17, collateralized by $232,966 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $228,271.	223,794	223,794
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $6,500,596 on 07/03/17, collateralized by $6,475,019 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $6,630,001.	6,500,000	6,500,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $4,000,400 on 07/03/17, collateralized by $4,066,933 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $4,080,012.	4,000,000	4,000,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $2,702,093 on 07/03/17, collateralized by $587 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $3,001,923.	2,700,000	2,700,000

Repurchase Agreements—(Continued)
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $6,800,669 on 07/03/17, collateralized by $10,211,990 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $6,936,000.	6,800,000	6,800,000

		20,223,794

Time Deposits—0.3%
ABN AMRO Bank NV
1.060%, 07/03/17	1,000,000	1,000,000
1.180%, 07/07/17	1,500,000	1,500,000
Australia New Zealand Bank
1.150%, 07/03/17	1,500,000	1,500,000
Credit Industriel et Commercial
1.100%, 07/03/17	1,000,000	1,000,000
Landesbank Baden-Wuerttemberg
1.200%, 07/03/17	1,500,000	1,500,000
Nordea Bank New York
1.050%, 07/03/17	1,000,000	1,000,000
Standard Chartered plc
1.200%, 07/03/17	1,500,000	1,500,000
Svenska
1.050%, 07/03/17	1,000,000	1,000,000

		10,000,000

Total Securities Lending Reinvestments (Cost $32,223,947)		32,223,933

Total Investments—101.0% (Cost $2,937,994,862) (e)		3,344,518,394
Other assets and liabilities (net)—(1.0)%		(31,737,275)

Net Assets—100.0%		$3,312,781,119

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $31,673,437 and the collateral received consisted of cash in the amount of $32,224,176. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $2,937,994,862. The aggregate unrealized appreciation and depreciation of investments were $484,656,774 and $(78,133,242), respectively, resulting in net unrealized appreciation of $406,523,532.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Ten Largest Industries as of June 30, 2017 (Unaudited)	% of Net Assets
Banks	14.5
Automobiles	10.4
Capital Markets	7.5
Machinery	6.0
Insurance	5.9
Metals & Mining	5.2
Media	4.6
Textiles, Apparel & Luxury Goods	4.5
Diversified Financial Services	3.9
Auto Components	3.6

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Depreciation
CHF	37,688,000	State Street Bank and Trust	09/20/17	$37,737,436	$(1,758,490)

(CHF)—	Swiss Franc

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$117,468,706	$—	$117,468,706
China	75,684,609	—	—	75,684,609
France	—	499,192,077	—	499,192,077
Germany	—	433,687,511	—	433,687,511
Hong Kong	8,759,002	—	—	8,759,002
India	32,787,158	—	—	32,787,158
Indonesia	—	71,507,920	—	71,507,920
Italy	—	113,782,037	—	113,782,037
Japan	—	198,929,479	—	198,929,479
Mexico	67,985,184	—	—	67,985,184
Netherlands	—	159,397,061	—	159,397,061
South Korea	—	21,484,372	—	21,484,372
Sweden	—	187,059,328	—	187,059,328
Switzerland	—	558,979,212	—	558,979,212
Taiwan	—	7,363,032	—	7,363,032
United Kingdom	—	600,389,741	—	600,389,741
United States	66,805,996	—	—	66,805,996
Total Common Stocks	252,021,949	2,969,240,476	—	3,221,262,425
Total Short-Term Investment*	—	91,032,036	—	91,032,036
Total Securities Lending Reinvestments*	—	32,223,933	—	32,223,933
Total Investments	$252,021,949	$3,092,496,445	$—	$3,344,518,394

Collateral for Securities Loaned (Liability)	$—	$(32,224,176)	$—	$(32,224,176)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(1,758,490)	$—	$(1,758,490)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$3,344,518,394
Receivable for:
Investments sold	16,580,905
Fund shares sold	403,257
Dividends and interest	11,263,708

Total Assets	3,372,766,264
Liabilities
Cash due to bank denominated in foreign currencies (c)	823,662
Unrealized depreciation on forward foreign currency exchange contracts	1,758,490
Collateral for securities loaned	32,224,176
Payables for:
Investments purchased	18,004,106
Fund shares redeemed	3,858,592
Accrued Expenses:
Management fees	2,042,698
Distribution and service fees	266,212
Deferred trustees’ fees	115,782
Other expenses	891,427

Total Liabilities	59,985,145

Net Assets	$3,312,781,119

Net Assets Consist of:
Paid in surplus	$2,996,788,308
Undistributed net investment income	51,516,589
Accumulated net realized loss	(140,296,997)
Unrealized appreciation on investments and foreign currency transactions	404,773,219

Net Assets	$3,312,781,119

Net Assets
Class A	$1,969,779,444
Class B	1,224,312,207
Class E	118,689,468
Capital Shares Outstanding*
Class A	129,787,257
Class B	82,337,920
Class E	7,918,642
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.18
Class B	14.87
Class E	14.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,937,994,862.
(b)	Includes securities loaned at value of $31,673,437.
(c)	Identified cost of cash due to bank denominated in foreign currencies was $820,237.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$70,555,067
Interest	17,559
Securities lending income	810,071

Total investment income	71,382,697
Expenses
Management fees	12,415,290
Administration fees	51,308
Custodian and accounting fees	330,022
Distribution and service fees—Class B	1,485,429
Distribution and service fees—Class E	85,283
Audit and tax services	26,325
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	83,523
Insurance	9,944
Miscellaneous	59,747

Total expenses	14,591,573
Less management fee waiver	(280,779)

Net expenses	14,310,794

Net Investment Income	57,071,903

Net Realized and Unrealized Gain
Net realized gain on:
Investments	67,482,447
Foreign currency transactions	4,168,950

Net realized gain	71,651,397

Net change in unrealized appreciation (depreciation) on:
Investments	394,655,495
Foreign currency transactions	(6,540,779)

Net change in unrealized appreciation	388,114,716

Net realized and unrealized gain	459,766,113

Net Increase in Net Assets From Operations	$516,838,016

(a)	Net of foreign withholding taxes of $7,828,167.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$57,071,903	$55,152,928
Net realized gain (loss)	71,651,397	(177,207,940)
Net change in unrealized appreciation	388,114,716	380,323,944

Increase in net assets from operations	516,838,016	258,268,932

From Distributions to Shareholders
Net investment income
Class A	(35,844,106)	(41,603,288)
Class B	(19,928,035)	(23,446,727)
Class E	(2,028,096)	(2,282,019)
Net realized capital gains
Class A	0	(116,570,251)
Class B	0	(74,666,145)
Class E	0	(6,934,446)

Total distributions	(57,800,237)	(265,502,876)

Increase (decrease) in net assets from capital share transactions	(272,207,947)	133,818,891

Total increase in net assets	186,829,832	126,584,947

Net Assets
Beginning of period	3,125,951,287	2,999,366,340

End of period	$3,312,781,119	$3,125,951,287

Undistributed net investment income
End of period	$51,516,589	$52,244,923

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	1,352,164	$19,562,185	14,134,995	$172,105,987
Reinvestments	2,407,260	35,844,106	14,160,567	158,173,539
Redemptions	(16,734,320)	(242,649,643)	(13,751,826)	(173,482,442)

Net increase (decrease)	(12,974,896)	$(187,243,352)	14,543,736	$156,797,084

Class B
Sales	1,338,523	$19,045,611	5,302,306	$62,812,228
Reinvestments	1,365,870	19,928,035	8,960,080	98,112,872
Redemptions	(8,397,806)	(119,273,500)	(14,610,822)	(179,478,602)

Net decrease	(5,693,413)	$(80,299,854)	(348,436)	$(18,553,502)

Class E
Sales	295,885	$4,277,325	456,490	$5,518,580
Reinvestments	137,872	2,028,096	834,825	9,216,465
Redemptions	(765,530)	(10,970,162)	(1,561,180)	(19,159,736)

Net decrease	(331,773)	$(4,664,741)	(269,865)	$(4,424,691)

Increase (decrease) derived from capital shares transactions		$(272,207,947)		$133,818,891

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.18		$13.43	$15.94	$19.13	$15.06	$11.85

Income (Loss) from Investment Operations
Net investment income (a)	0.26		0.24	0.29	0.37	0.31	0.29
Net realized and unrealized gain (loss) on investments	2.02		0.68	(0.76)	(1.31)	4.22	3.16

Total from investment operations	2.28		0.92	(0.47)	(0.94)	4.53	3.45

Less Distributions
Distributions from net investment income	(0.28)		(0.31)	(0.53)	(0.48)	(0.46)	(0.24)
Distributions from net realized capital gains	0.00		(0.86)	(1.51)	(1.77)	0.00	0.00

Total distributions	(0.28)		(1.17)	(2.04)	(2.25)	(0.46)	(0.24)

Net Asset Value, End of Period	$15.18		$13.18	$13.43	$15.94	$19.13	$15.06

Total Return (%) (b)	17.33	(c)	8.43	(4.31)	(5.52)	30.80	29.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(d)	0.81	0.83	0.83	0.83	0.83
Net ratio of expenses to average net assets (%) (e)	0.79	(d)	0.79	0.81	0.81	0.81	0.81
Ratio of net investment income to average net assets (%)	3.62	(d)	1.95	1.88	2.12	1.79	2.26
Portfolio turnover rate (%)	20	(c)	50	49	45	58	41
Net assets, end of period (in millions)	$1,969.8		$1,882.2	$1,722.4	$1,903.6	$2,176.6	$1,929.3

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.91		$13.17	$15.66	$18.84	$14.84	$11.67

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.21	0.25	0.32	0.25	0.25
Net realized and unrealized gain (loss) on investments	1.97		0.66	(0.75)	(1.29)	4.17	3.13

Total from investment operations	2.21		0.87	(0.50)	(0.97)	4.42	3.38

Less Distributions
Distributions from net investment income	(0.25)		(0.27)	(0.48)	(0.44)	(0.42)	(0.21)
Distributions from net realized capital gains	0.00		(0.86)	(1.51)	(1.77)	0.00	0.00

Total distributions	(0.25)		(1.13)	(1.99)	(2.21)	(0.42)	(0.21)

Net Asset Value, End of Period	$14.87		$12.91	$13.17	$15.66	$18.84	$14.84

Total Return (%) (b)	17.12	(c)	8.18	(4.52)	(5.79)	30.49	29.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	(d)	1.06	1.08	1.08	1.08	1.08
Net ratio of expenses to average net assets (%) (e)	1.04	(d)	1.04	1.06	1.06	1.06	1.06
Ratio of net investment income to average net assets (%)	3.38	(d)	1.73	1.64	1.88	1.50	1.98
Portfolio turnover rate (%)	20	(c)	50	49	45	58	41
Net assets, end of period (in millions)	$1,224.3		$1,136.3	$1,163.9	$1,287.4	$1,379.5	$1,102.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.02		$13.27	$15.77	$18.95	$14.92	$11.74

Income (Loss) from Investment Operations
Net investment income (a)	0.25		0.22	0.26	0.34	0.27	0.27
Net realized and unrealized gain (loss) on investments	1.98		0.67	(0.75)	(1.29)	4.20	3.13

Total from investment operations	2.23		0.89	(0.49)	(0.95)	4.47	3.40

Less Distributions
Distributions from net investment income	(0.26)		(0.28)	(0.50)	(0.46)	(0.44)	(0.22)
Distributions from net realized capital gains	0.00		(0.86)	(1.51)	(1.77)	0.00	0.00

Total distributions	(0.26)		(1.14)	(2.01)	(2.23)	(0.44)	(0.22)

Net Asset Value, End of Period	$14.99		$13.02	$13.27	$15.77	$18.95	$14.92

Total Return (%) (b)	17.16	(c)	8.31	(4.45)	(5.67)	30.65	29.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(d)	0.96	0.98	0.98	0.98	0.98
Net ratio of expenses to average net assets (%) (e)	0.94	(d)	0.94	0.96	0.96	0.96	0.96
Ratio of net investment income to average net assets (%)	3.50	(d)	1.83	1.75	1.98	1.60	2.10
Portfolio turnover rate (%)	20	(c)	50	49	45	58	41
Net assets, end of period (in millions)	$118.7		$107.4	$113.1	$129.4	$148.9	$116.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTI-13

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTI-14

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and distribution re-designations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2017, the Portfolio had a payment of $823,662 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2017. The Portfolio’s average overdraft advances during the six months ended June 30, 2017 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $91,032,036. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $20,223,794. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

BHFTI-15

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized depreciation on forward foreign currency exchange contracts	$1,758,490

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount*
State Street Bank and Trust	$1,758,490	$—	$—	$1,758,490

*	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-16

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$4,271,764

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(7,020,383)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$69,147,819

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

BHFTI-17

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$646,226,059	$0	$956,210,156

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$12,415,290	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	1 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse

BHFTI-18

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$86,374,797	$149,387,085	$179,128,079	$253,405,474	$265,502,876	$402,792,559

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$57,603,263	$—	$(47,961,858)	$(152,584,551)	$(142,943,146)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had short-term accumulated capital losses of $31,731,321 and long-term accumulated capital losses of $120,853,230.

BHFTI-19

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-20

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
221,240,334	7,883,481	13,659,842

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	227,809,761	14,973,895
Robert Boulware	227,926,352	14,857,304
Susan C. Gause	228,036,008	14,747,649
Nancy Hawthorne	227,945,541	14,838,115
Barbara A. Nugent	228,244,810	14,538,846
John Rosenthal	227,870,557	14,913,100
Linda B. Strumpf	227,545,155	15,238,501
Dawn M. Vroegop	227,605,522	15,178,135

BHFTI-21

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned 2.07%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.27%.

MARKET ENVIRONMENT / CONDITIONS

One of the effects of the continuing aggressive monetary policy, coupled with the absence of effective fiscal policy measures, is wealth inequality and the subsequent rise in populism and nationalism that we experienced in 2016. The first half of 2017 witnessed some abatement of anti-establishment politics with Emmanuel Macron winning in France and Geert Wilders losing the Dutch election; however, the one year anniversary of Brexit, Britain’s referendum vote to leave the European Union (“E.U.”), still finds politics in turmoil after an early call for elections by British Prime Minister Theresa May left her pro-Brexit Tory government without a majority. Another effect is the bloated balance sheets of the major central banks, which now find themselves an ever-larger owner of outstanding bond issues and facing the risk that they will not have sufficient dosage to aid their economies when the next recession inevitably arrives. Withdrawing the aid may prove to be more difficult than its administration; nevertheless, global stock markets continued to surge but slow growth, low inflation and political uncertainty provided a lift to bonds. Commodities declined as oversupplied agriculture and energy complexes overwhelmed gains in industrial metals and precious metals.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Invesco Balanced-Risk Allocation Portfolio strategically balances the amount of risk exposure to equities, fixed income and commodities and targets a strategic risk level of 8%. This is intended to limit the impact of surprise outcomes on the Portfolio. Secondarily, the Portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation allowing the Portfolio risk target to fluctuate between 6% and 10%.

Positive absolute performance from the strategic and tactical equity exposures as well as strategic bond exposures drove results for the reporting period. Strategic and tactical commodity exposures and tactical bond exposures detracted from absolute performance. The Portfolio’s relative underperformance occurred from the commodity and fixed income exposures.

Stocks had a great first half as all six of our market exposures rallied, with Hong Kong, Europe, U.S. large caps and Japan being the leading markets followed by the U.K. and U.S. small caps. Hong Kong stocks led results as signs of economic stability in China, along with appealing valuations, translated into flows from the mainland. European stocks benefitted from a pickup in manufacturing, low borrowing costs and the euro’s competitive exchange rate. U.S. large cap stocks had gains, but narrow breadth is a growing concern as leadership is becoming more concentrated in a handful of Technology stocks. Furthermore, President Trump’s inability to get the Republican majority to fast track his economic agenda has begun to temper enthusiasm. The smaller company Russell 2000 Index surged after Trump’s election, and was our leading market for 2016, but it ended the first half of 2017 as the weakest performer given uncertainty over fiscal policy reforms. A populist revolt against E.U. regulation led to the U.K.’s decision to Brexit a year ago but the country’s economy has not imploded as many opponents had forecasted. The weaker British pound has aided the country’s stock market as a competitive currency provides exporters an advantage in sales and earnings.

Overall, tactical shifts within the equity sleeve were additive to results as the Portfolio maintained an overweight to the asset class during the entire first half of the calendar year.

Despite low first quarter Gross Domestic Product (GDP) and inflation, the U.S. Federal Reserve (the “Fed”) raised rates in March and June. While the data may not have strongly supported a need to notch interest rates higher, the Fed may be attempting to slowly withdraw their heavy dosage of monetary stimulus. Additionally, the Fed has indicated that they could start reducing their balance sheet as early as later this year while the European Central Bank has been hinting at a taper of their stimulus program despite an inflation rate that refuses to cooperate. Political discord in the U.S. aided bonds early in the year as the focus turned to Russian intrigue, while the initial failure of the U.S. House of Representative to pass health care reform subdued enthusiasm for proposed tax cuts. Later in the period, weakness in commodities, especially energy, further reduced inflationary expectations and bond yields. All six bond markets with the exception of Germany had gains for the first half, led by the U.S. and the commodity-oriented economy of Australia. U.K. and U.S. bond markets gained with further help from geopolitical conflicts arising in North Korea and the Middle East. The Japanese bond markets had modest price advances, with only an incremental benefit to results, as their low absolute yields have led to a reduced allocation.

Tactical exposure detracted from overall results as the Portfolio maintained a targeted risk contribution below the strategic threshold when bond yields receded (and prices advanced), particularly during the second quarter.

Commodities gave back much of their 2016 gains, with 2017 shaping up to be a battle between the profits in metals complexes and losses in the oversupplied energy and agriculture complexes. The energy markets have once again grabbed the headlines as Organization of the Petroleum Exporting Countries (“OPEC”) extended their 2016 production cut into 2018, but high existing inventory levels and increasing production from Iraq, Nigeria, Libya and the U.S. continue to force prices lower. All energy exposures declined, but unleaded gasoline was hit hardest, with stock levels in the U.S.

BHFTI-1

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

(recorded in April) well above their five-year average. Exceptionally good weather in North and South America has hurt grain prices, especially the soy complex, as Brazil is on track to harvest a record soybean crop. Sugar was the worst performer within agriculture as 2016 deficits have been quickly restored while demand has faded. Cotton was a bright spot as rising global demand for higher quality U.S. crops put a lift under prices. Industrial metals rose on a resurgence in Chinese economic data and early period enthusiasm for President Trump’s infrastructure agenda. The complex got the biggest boost from aluminum, which further benefitted from Chinese plans to cut production in an effort to reduce pollution. Precious metals had the largest gains. Strength in the complex resulted from numerous factors, including the fading strength of the U.S. dollar, inflation showing marginal increases and long yields remaining stubbornly low. Fears of geopolitical strife including European elections and potential military conflict in North Korea also provided support.

Tactical shifts among the various commodities hurt performance mainly due to losses in energy, sugar and soy exposures as our models had favorable readings while underlying prices reversed.

Tactical positioning at the end of the period maintained overweights to all six equity markets but with reductions in the U.K., U.S. large caps and Europe. Positioning in bonds moved to underweight across all six markets. In commodities, the posture in agriculture shifted from defensive to constructive. In energy, every exposure was underweight except for heating oil which was neutral. In metals, the overweights to gold and silver weakened while overweights to copper has strengthened and the overweight to aluminum has been maintained.

Please note that the Portfolio is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments. All derivatives performed as expected during the period.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
Invesco Balanced-Risk Allocation Portfolio
Class B	2.07	3.49	4.41	4.38
Dow Jones Moderate Index	7.27	10.35	7.87	7.28

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	53.9
Global Developed Equities	40.7
Commodities - Production Weighted	28.7

* The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

BHFTI-3

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class B(a)	Actual	0.87%	$1,000.00	$1,020.70	$4.36
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—2.5% of Net Assets

Security Description	Principal Amount*	Value

U.S. Treasury—2.5%
U.S. Treasury Floating Rate Notes 1.177%, 07/31/18 (a)	8,310,000	$8,324,950
1.193%, 04/30/18 (a)	22,092,000	22,129,556
1.275%, 01/31/18 (a)	11,050,000	11,068,940

Total U.S. Treasury & Government Agencies (Cost $41,451,998)		41,523,446

Commodity-Linked Securities—1.8%
Canadian Imperial Bank of Commerce Commodity Linked EMTN, U.S. Federal Funds (Effective) Rate minus 0.020% (linked to Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index, multiplied by 2), 08/22/17 (144A) (a)	9,270,000	6,679,396
Cargill, Inc. Commodity Linked Note, one month LIBOR Rate minus 0.010% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 08/14/17 (144A) (a)	17,930,000	13,610,662
Royal Bank of Canada Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Royal Bank of Canada Enhanced Agriculture Basket 04 Excess Return Index, multiplied by 2), 08/15/17 (144A) (a)	12,150,000	9,390,722

Total Commodity-Linked Securities (Cost $39,350,000)		29,680,780

Short-Term Investments—93.7%

Certificate of Deposit—9.4%
Banco del Estado de Chile 1.120%, 07/12/17 (b)	27,000,000	26,999,201
Bank of Nova Scotia 1.589%, 07/14/17 (b)	32,000,000	32,005,440
KBC Bank NV 1.140%, 07/26/17 (b)	35,000,000	35,003,408
Natixis (NY) 1.280%, 09/01/17 (b)	30,000,000	30,004,129
Sumitomo Mitsui Trust Bank, Ltd. (NY) 1.170%, 07/03/17 (b)	31,000,000	30,999,989

		155,012,167

Commercial Paper—56.3%
American Honda Finance Corp. 0.976%, 07/21/17 (b)	40,000,000	39,974,007
Apple, Inc. 0.759%, 07/05/17 (b)	25,000,000	24,996,292
0.891%, 07/18/17 (b)	20,000,000	19,989,180
0.966%, 07/21/17 (b)	10,000,000	9,993,677
Bennington Sark Capital Co. LLC 1.194%, 07/17/17 (b)	15,000,000	14,991,465
BMW U.S. Capital LLC 1.067%, 07/19/17 (b)	20,000,000	19,988,252

Commercial Paper—(Continued)
Charta LLC 1.286%, 09/22/17 (b)	37,000,000	36,887,421
Coca-Cola Co. (The) 0.791%, 07/07/17 (b)	25,000,000	24,994,799
1.127%, 08/24/17 (b)	20,000,000	19,966,175
Collateralized Commercial Paper Co. LLC 0.974%, 07/05/17 (b)	30,000,000	29,995,050
DBS Bank, Ltd. 1.306%, 09/20/17 (b)	35,000,000	34,902,580
Exxon Mobil Corp. 1.116%, 08/22/17 (b)	40,000,000	39,934,044
Fairway Finance Co. LLC 1.073%, 07/21/17 (b)	30,000,000	29,978,720
Johnson & Johnson 1.012%, 07/17/17 (b)	40,000,000	39,979,581
L’Oreal U.S.A., Inc. 0.996%, 07/11/17 (b)	30,000,000	29,990,146
1.041%, 07/17/17 (b)	14,350,000	14,342,675
Manhattan Asset Funding Co. LLC 1.247%, 08/25/17 (b)	35,000,000	34,931,563
Nestle Capital Corp. 1.179%, 10/11/17 (b)	19,848,000	19,780,026
Novartis Finance Corp. 0.615%, 07/03/17 (b)	21,000,000	20,998,136
NRW Bank 0.908%, 07/06/17 (b)	27,000,000	26,994,829
1.018%, 07/12/17 (b)	5,000,000	4,998,072
Old Line Funding LLC 1.365%, 11/06/17 (b)	40,000,000	39,805,210
PACCAR Financial Corp. 1.100%, 07/31/17 (b)	31,500,000	31,467,965
PepsiCo, Inc. 1.024%, 07/21/17 (b)	25,000,000	24,983,754
1.064%, 08/18/17 (b)	20,000,000	19,969,157
Regency Market No. 1 LLC 1.198%, 07/25/17 (b)	10,000,000	9,991,479
Ridgefield Funding Co. LLC 1.253%, 09/11/17 (b)	35,055,000	34,964,510
Siemens Capital Co. LLC 1.186%, 09/26/17 (b)	30,000,000	29,916,547
Societe Generale 1.300%, 08/31/17 (b)	35,000,000	34,927,486
Toronto-Dominion Bank (The) 1.307%, 09/25/17 (b)	25,000,000	24,925,204
Total Capital Canada, Ltd. 0.974%, 07/13/17 (b)	20,000,000	19,991,637
Unilever Capital Corp. 0.831%, 07/10/17 (b)	25,000,000	24,992,333
Victory Receivables Corp. 1.286%, 09/20/17 (b)	40,000,000	39,864,973
Wal-Mart Stores, Inc. 0.995%, 07/10/17 (b)	30,000,000	29,991,050
1.070%, 07/24/17 (b)	20,000,000	19,985,520

		924,383,515

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Municipals—2.1%
Columbus Regional Airport Authority, Revenue Bonds 0.960%, 04/01/35 (a)	21,000,000	$21,000,000
County of Emery, Utah, Revenue Bonds 0.900%, 11/01/24 (a)	13,300,000	13,300,000

		34,300,000

Mutual Funds—19.3%
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class 1.000% (c) (d)	258,374,328	258,374,328
STIT-Government & Agency Portfolio, Institutional Class 0.030% (c) (d)	34,805,554	34,805,554
STIT-Treasury Portfolio Institutional Class 0.935% (c) (d)	23,203,703	23,203,703

		316,383,585

U.S. Treasury—6.6%
U.S. Treasury Bills 0.562%, 08/17/17 (b) (e)	5,370,000	5,363,932
0.570%, 07/06/17 (b) (e)	32,230,000	32,227,969
0.584%, 07/27/17 (b) (e)	20,740,000	20,728,655
0.906%, 10/05/17 (b) (e)	13,500,000	13,464,225
1.085%, 12/07/17 (b) (e)	26,780,000	26,655,045
1.110%, 12/14/17 (b)	10,730,000	10,677,820

		109,117,646

Total Short-Term Investments (Cost $1,539,236,589)		1,539,196,913

Total Investments—98.0% (Cost $1,620,038,587) (f)		1,610,401,139
Other assets and liabilities (net)—2.0%		32,110,465

Net Assets—100.0%		$1,642,511,604

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	The rate shown represents current yield to maturity.
(c)	The rate shown represents the annualized seven-day yield as of June 30, 2017.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $61,589,547.
(f)	As of June 30, 2017, the aggregate cost of investments was $1,620,038,587. The aggregate unrealized appreciation and depreciation of investments were $104,134 and $(9,741,582), respectively, resulting in net unrealized depreciation of $(9,637,448).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $29,680,780, which is 1.8% of net assets.
(EMTN)—	Euro-Medium Term Note
(LIBOR)—	London InterBank Offered Rate

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/17	2,485	AUD	325,812,625	$(3,537,209)
Brent Crude Oil Futures	11/30/17	414	USD	21,454,060	(816,160)
Canada Government Bond 10 Year Futures	09/20/17	3,342	CAD	482,549,927	(9,894,993)
Euro Stoxx 50 Index Futures	09/15/17	3,385	EUR	120,303,828	(4,756,457)
Euro-Bund Futures	09/07/17	913	EUR	150,271,041	(2,836,792)
FTSE 100 Index Futures	09/15/17	1,375	GBP	102,380,353	(3,641,620)
Gasoline RBOB Futures	07/31/17	557	USD	33,168,390	2,243,108
Hang Seng Index Futures	07/28/17	615	HKD	788,324,709	(203,134)
Japanese Government 10 Year Bond Futures	09/12/17	13	JPY	1,958,333,000	(61,374)
New York Harbor ULSD Futures	07/31/17	187	USD	11,815,427	(167,160)
Russell 2000 Index Mini Futures	09/15/17	1,305	USD	92,977,910	(694,835)
S&P 500 Index E-Mini Futures	09/15/17	933	USD	113,374,363	(439,378)
Silver Futures	09/27/17	542	USD	44,873,434	185,736

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
TOPIX Index Futures	09/07/17	1,020	JPY	16,270,061,820	$1,486,892
U.S. Treasury Long Bond Futures	09/20/17	1,040	USD	158,966,543	868,457
United Kingdom Long Gilt Bond Futures	09/27/17	2,160	GBP	275,641,630	(5,744,363)
WTI Light Sweet Crude Oil Futures	11/17/17	329	USD	16,198,545	(719,095)

Net Unrealized Depreciation					$(28,728,377)

Swap Agreements

OTC Total Return Swaps

Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
0.300%	12/21/17	Macquarie Bank, Ltd.	Aluminum Dynamic Selection Index	USD	15,236,444	$466,348	$—	$466,348
0.280%	09/18/17	Barclays Bank plc	Aluminum Excess Return Index	USD	4,725,939	—	—	—
0.330%	10/23/17	Barclays Bank plc	Barclays Commodity Strategy 1452 Excess Return Index	USD	29,377,864	1,412,333	—	1,412,333
0.450%	07/07/17	Barclays Bank plc	Barclays Commodity Strategy 1719 Excess Return Index	USD	6,874,829	57,715	—	57,715
0.300%	04/10/18	Canadian Imperial Bank of Commerce	CIBC Dynamic Roll LME Copper Excess Return Index	USD	33,724,086	937,905	—	937,905
0.120%	01/12/18	Cargill, Inc.	Single Commodity Excess Return Index	USD	22,851,925	—	—	—
0.400%	10/07/17	Goldman Sachs International	Goldman Sachs Alpha Basket B823 Excess Return Strategy	USD	39,646,560	(333,645)	—	(333,645)
0.000%	07/31/17	Goldman Sachs International	Hang Seng Index	HKD	269,325,716	(87,508)	—	(87,508)
0.250%	04/25/18	JPMorgan Chase Bank N.A.	JPMorgan Beta Contag Gas Oil Excess Return Index	USD	13,097,573	639,285	—	639,285
0.250%	08/17/17	Bank of America N.A.	MLCX Natural Gas Annual Excess Return Index	USD	16,631,174	—	—	—
0.140%	06/27/18	Bank of America N.A.	Merrill Lynch Gold Excess Return Index	USD	28,970,589	(106,881)	—	(106,881)
0.470%	10/07/17	Cargill, Inc.	Monthly Rebalance Commodity Excess Return Index	USD	43,237,218	—	—	—
0.380%	10/16/17	Morgan Stanley Capital Services LLC	S&P GSCI Aluminum Dynamic Roll Index	USD	22,963,005	639,630	—	639,630
0.090%	10/16/17	JPMorgan Chase Bank N.A.	S&P GSCI Gold Index Excess Return	USD	23,229,932	(132,023)	—	(132,023)

Totals						$3,493,159	$—	$3,493,159

Securities	in the amount of $1,410,064 have been received at the custodian bank as collateral for OTC swap contracts.

Index Information:

Barclays Commodity Strategy 1719 Excess Return Index—a commodity index that provide exposure to future contracts on Copper.

Barclays Commodity Strategy 1452 Excess Return Index—a commodity index that provide exposure to future contracts on Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybeans, Soybean Meal, Soybean Oil, Sugar and Wheat.

Goldman Sachs Alpha Basket B823 Excess Return Strategy—a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.

Monthly Rebalance Commodity Excess Return Index—commodity index composed of futures contracts on Cocoa, Coffee ‘C’, Corn, Cotton No.2, Lean Hogs,Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar No.11 and Wheat.

Single Commodity Excess Return Index—commodity index that provides exposure to futures contracts on Gold.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$41,523,446	$—	$41,523,446
Total Commodity-Linked Securities	—	29,680,780	—	29,680,780
Short-Term Investments
Certificate of Deposit	—	155,012,167	—	155,012,167
Commercial Paper	—	924,383,515	—	924,383,515
Municipals	—	34,300,000	—	34,300,000
Mutual Funds	316,383,585	—	—	316,383,585
U.S. Treasury	—	109,117,646	—	109,117,646
Total Short-Term Investments	316,383,585	1,222,813,328	—	1,539,196,913
Total Investments	$316,383,585	$1,294,017,554	$—	$1,610,401,139

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,784,193	$—	$—	$4,784,193
Futures Contracts (Unrealized Depreciation)	(33,512,570)	—	—	(33,512,570)
Total Futures Contracts	$(28,728,377)	$—	$—	$(28,728,377)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$4,153,216	$—	$4,153,216
OTC Swap Contracts at Value (Liabilities)	—	(660,057)	—	(660,057)
Total OTC Swap Contracts	$—	$3,493,159	$—	$3,493,159

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a)	$1,294,017,554
Affiliated investments at value (b)	316,383,585
Cash	3,247,586
Cash collateral (c)	47,522,002
OTC swap contracts at market value	4,153,216
Receivable for:
Fund shares sold	133,969
Interest	484,774

Total Assets	1,665,942,686
Liabilities
OTC swap contracts at market value	660,057
Cash collateral for OTC swap contracts	12,300,003
Payables for:
Variation margin on futures contracts	7,998,390
OTC swap contracts	657,466
Fund shares redeemed	251,051
Interest on OTC swap contracts	52,182
Accrued Expenses:
Management fees	811,066
Distribution and service fees	343,061
Deferred trustees’ fees	90,943
Other expenses	266,863

Total Liabilities	23,431,082

Net Assets	$1,642,511,604

Net Assets Consist of:
Paid in surplus	$1,610,224,695
Distributions in excess of net investment income	(451,614)
Accumulated net realized gain	67,793,738
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(35,055,215)

Net Assets	$1,642,511,604

Net Assets
Class B	$1,642,511,604
Capital Shares Outstanding*
Class B	172,362,582
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,303,655,002.
(b)	Identified cost of affiliated investments was $316,383,585.
(c)	Includes collateral of $8,740,000 for forward foreign currency exchange contracts, $25,182,002 for OTC swap contracts and $13,600,000 for futures contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends from affiliated investments	$1,411,783
Interest (a)	5,518,610

Total investment income	6,930,393
Expenses
Management fees	5,129,607
Administration fees	50,458
Custodian and accounting fees	66,916
Distribution and service fees—Class B	2,034,026
Audit and tax services	41,348
Legal	20,784
Trustees’ fees and expenses	26,454
Shareholder reporting	29,299
Insurance	4,637
Miscellaneous	9,128

Total expenses	7,412,657
Less management fee waiver	(312,382)

Net expenses	7,100,275

Net Investment Loss	(169,882)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(11)
Futures contracts	84,677,965
Swap contracts	(9,212,571)
Foreign currency transactions	(367,338)

Net realized gain	75,098,045

Net change in unrealized appreciation (depreciation) on:
Investments	(5,486,980)
Futures contracts	(41,828,051)
Swap contracts	5,424,182
Foreign currency transactions	(174,582)

Net change in unrealized depreciation	(42,065,431)

Net realized and unrealized gain	33,032,614

Net Increase in Net Assets From Operations	$32,862,732

(a)	Net of foreign withholding taxes of $24,359.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(169,882)	$(5,606,782)
Net realized gain	75,098,045	147,736,141
Net change in unrealized appreciation (depreciation)	(42,065,431)	6,768,674

Increase in net assets from operations	32,862,732	148,898,033

From Distributions to Shareholders
Net investment income
Class B	(61,587,538)	(2,081,473)
Net realized capital gains
Class B	(85,371,984)	0

Total distributions	(146,959,522)	(2,081,473)

Increase in net assets from capital share transactions	229,428,542	93,119,831

Total increase in net assets	115,331,752	239,936,391

Net Assets
Beginning of period	1,527,179,852	1,287,243,461

End of period	$1,642,511,604	$1,527,179,852

Undistributed (distributions in excess of) net investment income
End of period	$(451,614)	$61,305,806

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	12,862,124	$133,918,662	18,721,832	$188,187,097
Reinvestments	15,244,764	146,959,522	210,462	2,081,473
Redemptions	(4,946,310)	(51,449,642)	(9,959,073)	(97,148,739)

Net increase	23,160,578	$229,428,542	8,973,221	$93,119,831

Increase derived from capital shares transactions		$229,428,542		$93,119,831

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$10.24		$10.64	$10.58	$10.49	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.00	)(c)	(0.08)	(0.08)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	0.22		(0.32)	0.65	0.27	0.69

Total from investment operations	0.22		(0.40)	0.57	0.19	0.63

Less Distributions
Distributions from net investment income	(0.39)		(0.30)	0.00	0.00	(0.03)
Distributions from net realized capital gains	(0.54)		(0.76)	(0.51)	(0.10)	(0.11)

Total distributions	(0.93)		(1.06)	(0.51)	(0.10)	(0.14)

Net Asset Value, End of Period	$9.53		$9.18	$10.64	$10.58	$10.49

Total Return (%) (d)	2.07	(e)	(4.20)	5.58	1.86	6.34	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	(f)	0.92	0.94	0.93	1.03	(f)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.91	(f)	0.92	0.93	0.91	1.03	(f)
Net ratio of expenses to average net assets (%) (g)(i)	0.87	(f)	0.89	0.91	0.90	0.90	(f)
Net ratio of expenses to average net assets excluding interest expense (%) (g)(i)	0.87	(f)	0.89	0.90	0.88	0.90	(f)
Ratio of net investment loss to average net assets (%)	(0.02	)(f)	(0.76)	(0.78)	(0.76)	(0.80	)(f)
Portfolio turnover rate (%)	21	(e)	40	44	34	0	(h)
Net assets, end of period (in millions)	$1,642.5		$1,287.2	$1,351.3	$1,340.5	$973.1

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment loss was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(h)	There were no long-term sale transactions during the period ended December 31, 2012.
(i)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2017. (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it may invest in commodity derivatives, exchange-traded notes, exchange-traded funds, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadviser”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2017, the Portfolio held $401,741,895 in the Subsidiary, representing 24.2% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

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Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value heirarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization and controlled foreign corporations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at June 30, 2017.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

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Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by

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Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$868,457	Unrealized depreciation on futures contracts (a) (b)	$22,074,731
Equity			OTC swap contracts at market value (c)	87,508
	Unrealized appreciation on futures contracts (a) (b)	1,486,892	Unrealized depreciation on futures contracts (a) (b)	9,735,424
Commodity	OTC swap contracts at market value (c)	4,153,216	OTC swap contracts at market value (c)	572,549
	Unrealized appreciation on futures contracts (a) (b)	2,428,844	Unrealized depreciation on futures contracts (a) (b)	1,702,415

		$8,937,409		$34,172,627

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest payable of $52,182.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,470,048	$—	$—	$1,470,048
Canadian Imperial Bank of Commerce	937,905	—	—	937,905
JPMorgan Chase Bank N.A.	639,285	(132,023)	—	507,262
Macquarie Bank, Ltd.	466,348	—	—	466,348
Morgan Stanley Capital Services, LLC	639,630	—	(360,000)	279,630

	$4,153,216	$(132,023)	$(360,000)	$3,661,193

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$106,881	$—	$(106,881)	$—
Goldman Sachs International	421,153	—	(421,153)	—
JPMorgan Chase Bank N.A.	132,023	(132,023)	—	—

	$660,057	$(132,023)	$(528,034)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$34,695,691	$67,634,634	$(17,652,360)	$84,677,965
Swap contracts	—	4,856,430	(14,069,001)	(9,212,571)

	$34,695,691	$72,491,064	$(31,721,361)	$75,465,394

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(22,026,051)	$(16,892,088)	$(2,909,912)	$(41,828,051)
Swap contracts	—	(457,040)	5,881,222	5,424,182

	$(22,026,051)	$(17,349,128)	$2,971,310	$(36,403,869)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$863,217,028
Swap contracts	2,617,001

‡	Averages are based on activity levels during the period.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

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Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$30,810,000	$0	$100,775,000

BHFTI-18

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$5,129,607	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the six months ended June 30, 2017 amounted to $235,091 and are included in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

Effective January 1, 2017, the Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $77,291 was waived in the aggregate for the six months ended June 30, 2017 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee.

BHFTI-19

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2017 is as follows:

Security Description	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	227,245,702	199,846,594	(168,717,968)	258,374,328
STIT-Government & Agency Portfolio	69,441,390	180,316,181	(214,952,017)	34,805,554
STIT-Treasury Portfolio Institutional Class	46,294,260	120,210,787	(143,301,344)	23,203,703

Security Description	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of June 30, 2017
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	$—	$—	$1,038,251	$258,374,328
STIT-Government & Agency Portfolio	—	—	174,522	34,805,554
STIT-Treasury Portfolio Institutional Class	—	—	199,010	23,203,703

	$—	$—	$1,411,783	$316,383,585

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$2,081,473	$84,957,994	$—	$50,101,461	$2,081,473	$135,059,455

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$97,306,133	$49,164,517	$(10,137)	$—	$146,460,513

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2016, the Portfolio utilized $1,479,744 of accumulated capital losses.

11. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

BHFTI-20

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

12. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-21

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
131,911,949	5,370,507	8,183,174

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	136,519,032	8,946,598
Robert Boulware	136,557,615	8,908,015
Susan C. Gause	136,768,071	8,697,559
Nancy Hawthorne	136,651,867	8,813,763
Barbara A. Nugent	136,744,233	8,721,397
John Rosenthal	136,335,442	9,130,188
Linda B. Strumpf	136,293,018	9,172,612
Dawn M. Vroegop	136,586,719	8,878,911

BHFTI-22

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A and B shares of the Invesco Comstock Portfolio returned 3.55% and 3.46%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 4.66%.

MARKET ENVIRONMENT / CONDITIONS

Despite volatility due to geopolitical events and uncertainty surrounding healthcare and tax reform in the U.S., the U.S. stock market remained resilient and the S&P 500 Index posted a gain of 9.34% during the period. Crude oil prices and energy stocks began a decline during the first quarter that continued through the second quarter amid supply concerns, despite confirmation of the OPEC-led production cuts. Growth stocks outperformed meaningfully, particularly due to strong returns from technology companies and the “FANG” (Facebook, Amazon, Netflix and Google/Alphabet) stocks. First quarter GDP was revised upward to 1.4% from 1.2%, and the U.S. Federal Reserve (the “Fed”) raised interest rates by another 25 basis points in June, following a similar rate increase in March.

In general, international and global indices outperformed the U.S. broad market. Within the U.S., growth outperformed value within small, mid and large caps.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio produced positive returns, but underperformed the Russell 1000 Value Index for the six month period, ending June 30, 2017. Within the Russell 1000 Value Index, 9 of the 11 sectors posted positive returns, while Energy and Telecommunication Services produced negative returns. The Portfolio’s main performance driver was sector allocation; however, it should be noted that sector exposure is derived solely from bottom-up stock selection.

On the negative side, an overweight in Energy stocks detracted from relative performance. Within exploration and production, Devon Energy and Marathon Oil were the largest detractors. Oil prices, along with energy stocks, continued to decline during the period amid an increase in inventories, despite confirmation that the Organization of Petroleum Exporting Countries had been compliant with the agreed upon production cuts among members.

A material underweight to Utilities also hampered relative performance. The management team has long been underweight this sector due to unattractive valuations and fundamentals, in our opinion. Stock selection within Healthcare also hurt relative performance. The largest detractor in the sector came from not owning Johnson & Johnson and offset positive contributions from select holdings like Anthem and AbbVie.

On the positive side of sector performance, stock selection and an overweight within Financials was a large contributor for the period. Banks were the largest contributors to performance, followed by diversified financials and insurance. Citigroup was the largest contributor within the sector. In late June, the Fed posted the 2017 Comprehensive Capital Analysis and Review (CCAR) results, which were better than expected, showing the relative strength of large U.S banks and approving more return of capital back to shareholders. Having a material underweight to the Telecommunication Services sector also assisted relative performance versus the Russell 1000 Value Index benchmark, as that was one of the worst performing sectors for the period. The team has remained underweight this sector based on their opinion that valuations are unattractive. Stock selection in Information Technology was also a contributor to relative return. Within software and services, NetApp and PayPal Holdings performed well during the period. NetApp’s new management has focused on returning capital to shareholders and limiting merger & acquisition activity.

We used currency forward contracts during the reporting period solely for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. The use of currency forward contracts had a negative impact on the Portfolio’s performance relative to the Russell 1000 Value Index for the reporting period.

BHFTI-1

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary—(Continued)

At the end of the period, compared to the Russell 1000 Value Index, the Portfolio’s largest overweights were in Consumer Discretionary, Energy, Financials and Information Technology. The Portfolio’s largest underweights were in Telecommunication Services, Utilities and Consumer Staples.

Kevin C. Holt

Devin E. Armstrong

Charles DyReyes

James Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Invesco Comstock Portfolio
Class A	3.55	21.54	13.31	5.64
Class B	3.46	21.25	13.03	5.38
Russell 1000 Value Index	4.66	15.53	13.94	5.57

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Citigroup, Inc.	6.1
Bank of America Corp.	4.7
JPMorgan Chase & Co.	4.0
Carnival Corp.	3.3
Cisco Systems, Inc.	2.5
Suncor Energy, Inc.	2.3
PNC Financial Services Group, Inc. (The)	2.1
General Motors Co.	2.1
Morgan Stanley	2.1
Wells Fargo & Co.	2.0

Top Sectors

% of Net Assets
Financials	34.2
Energy	14.0
Health Care	12.7
Information Technology	10.6
Industrials	9.4
Consumer Discretionary	9.3
Consumer Staples	3.7
Materials	1.9
Telecommunication Services	0.7
Utilities	0.6

BHFTI-3

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.56%	$1,000.00	$1,035.50	$2.83
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class B(a)	Actual	0.81%	$1,000.00	$1,034.60	$4.09
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—96.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Arconic, Inc. (a)	726,072	$16,445,531
Textron, Inc. (a)	744,664	35,073,674

		51,519,205

Automobiles—2.1%
General Motors Co. (a)	1,573,864	54,975,070

Banks—22.7%
Bank of America Corp.	5,100,034	123,726,825
Citigroup, Inc.	2,399,919	160,506,583
Citizens Financial Group, Inc. (a)	879,626	31,385,056
Fifth Third Bancorp	1,841,302	47,800,200
JPMorgan Chase & Co.	1,143,714	104,535,460
KeyCorp	612,878	11,485,334
PNC Financial Services Group, Inc. (The)	451,529	56,382,426
U.S. Bancorp	205,270	10,657,618
Wells Fargo & Co.	976,557	54,111,023

		600,590,525

Biotechnology—2.5%
AbbVie, Inc.	284,279	20,613,070
Biogen, Inc. (b)	90,451	24,544,783
Gilead Sciences, Inc.	282,919	20,025,007

		65,182,860

Building Products—1.5%
Johnson Controls International plc	884,547	38,353,958

Capital Markets—6.5%
Bank of New York Mellon Corp. (The)	883,084	45,054,946
Goldman Sachs Group, Inc. (The)	130,467	28,950,627
Morgan Stanley	1,227,362	54,691,251
State Street Corp.	488,557	43,838,219

		172,535,043

Chemicals—0.7%
CF Industries Holdings, Inc. (a)	617,498	17,265,244

Communications Equipment—2.5%
Cisco Systems, Inc.	2,138,763	66,943,282

Consumer Finance—1.4%
Ally Financial, Inc.	1,809,412	37,816,711

Containers & Packaging—0.9%
International Paper Co. (a)	440,353	24,928,383

Electric Utilities—0.6%
FirstEnergy Corp.	541,657	15,794,718

Electrical Equipment—2.4%
Eaton Corp. plc	571,626	44,489,651
Emerson Electric Co.	310,030	18,483,989

		62,973,640

Energy Equipment & Services—0.9%
Halliburton Co.	562,608	$24,028,988

Food & Staples Retailing—2.0%
CVS Health Corp.	286,406	23,044,227
Wal-Mart Stores, Inc.	377,111	28,539,760

		51,583,987

Food Products—1.1%
Danone S.A.	274,236	20,614,149
Mondelez International, Inc. - Class A	169,320	7,312,931

		27,927,080

Health Care Equipment & Supplies—0.9%
Medtronic plc	257,554	22,857,918

Health Care Providers & Services—2.5%
Anthem, Inc.	196,886	37,040,163
Cardinal Health, Inc. (a)	147,651	11,504,966
McKesson Corp.	107,448	17,679,494

		66,224,623

Hotels, Restaurants & Leisure—3.3%
Carnival Corp.	1,334,664	87,513,918

Industrial Conglomerates—1.1%
General Electric Co.	1,062,646	28,702,068

Insurance—3.5%
Aflac, Inc.	185,234	14,388,977
Allstate Corp. (The)	431,182	38,133,736
American International Group, Inc.	638,046	39,890,636

		92,413,349

Internet Software & Services—1.6%
eBay, Inc. (b)	1,215,732	42,453,361

IT Services—1.8%
Cognizant Technology Solutions Corp. - Class A	267,184	17,741,018
PayPal Holdings, Inc. (a) (b)	567,393	30,451,982

		48,193,000

Machinery—2.5%
Caterpillar, Inc. (a)	453,221	48,703,129
Ingersoll-Rand plc	193,103	17,647,683

		66,350,812

Media—2.9%
CBS Corp. - Class B	253,058	16,140,039
Charter Communications, Inc. - Class A (b)	37,495	12,630,191
Comcast Corp. - Class A	466,168	18,143,258
Twenty-First Century Fox, Inc. - Class B	1,067,594	29,753,845

		76,667,333

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—0.3%
Alcoa Corp. (a)	271,332	$8,858,990

Oil, Gas & Consumable Fuels—13.1%
BP plc (ADR)	1,301,858	45,109,380
Canadian Natural Resources, Ltd.	759,723	21,922,297
Chevron Corp.	427,955	44,648,545
Devon Energy Corp.	1,004,011	32,098,232
Hess Corp. (a)	676,130	29,661,823
Marathon Oil Corp. (a)	2,134,950	25,299,158
Occidental Petroleum Corp. (a)	351,436	21,040,473
QEP Resources, Inc. (a) (b)	1,321,082	13,342,928
Royal Dutch Shell plc - Class A (ADR)	990,718	52,696,290
Suncor Energy, Inc.	2,040,268	59,575,826

		345,394,952

Personal Products—0.7%
Unilever NV	326,870	18,066,105

Pharmaceuticals—6.9%
Merck & Co., Inc.	512,798	32,865,224
Mylan NV (a) (b)	663,943	25,774,267
Novartis AG	305,199	25,486,852
Pfizer, Inc.	1,542,720	51,819,965
Sanofi (ADR)	943,372	45,196,953

		181,143,261

Semiconductors & Semiconductor Equipment—1.5%
Intel Corp.	884,134	29,830,681
QUALCOMM, Inc.	167,846	9,268,456

		39,099,137

Software—1.6%
Microsoft Corp.	611,755	42,168,272

Specialty Retail—1.0%
Advance Auto Parts, Inc. (a)	223,001	25,999,687

Technology Hardware, Storage & Peripherals—1.1%
NetApp, Inc. (a)	737,030	29,518,052

Wireless Telecommunication Services—0.7%
Vodafone Group plc	6,802,900	19,305,204

Total Common Stocks (Cost $2,057,519,522)		2,553,348,736

Mutual Fund—0.4%

Investment Company Security—0.4%
Altaba, Inc. (a) (b) (Cost $6,663,643)	200,596	10,928,470

Short-Term Investment—3.2%
Security Description	Principal Amount*	Value

Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $84,553,709 on 07/03/17, collateralized by $85,175,000 U.S. Treasury Notes with rates ranging from 1.125% - 4.000%, maturity dates ranging from 06/15/18 - 08/15/18, with a value of $86,244,586.	84,552,863	$84,552,863

Total Short-Term Investments (Cost $84,552,863)		84,552,863

Securities Lending Reinvestments (c)—5.2%

Certificates of Deposit—2.6%
ABN AMRO Bank NV
Zero Coupon, 09/05/17	3,485,362	3,492,650
Bank of Montreal 1.130%, 07/07/17	5,000,000	4,999,950
Bank of Nova Scotia Houston 1.492%, 11/03/17 (d)	2,000,000	2,001,975
Bank of Tokyo-Mitsubishi, Ltd. 1.602%, 11/16/17 (d)	6,000,000	6,005,856
BNP Paribas New York 1.524%, 08/04/17 (d)	1,000,000	1,000,119
Canadian Imperial Bank 1.630%, 10/27/17 (d)	1,000,000	1,001,125
DG Bank New York 1.140%, 07/03/17	3,000,000	2,999,970
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	1,300,000	1,300,162
KBC Bank NV
Zero Coupon, 09/08/17	996,562	997,810
1.220%, 07/27/17	6,000,000	6,000,000
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	5,000,000	4,999,950
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (d)	2,000,000	2,000,046
1.401%, 09/01/17 (d)	3,000,000	3,001,817
Mizuho Bank, Ltd., New York 1.451%, 09/01/17 (d)	2,000,000	2,000,436
1.610%, 08/02/17 (d)	500,000	500,153
National Australia Bank London 1.480%, 11/09/17 (d)	2,000,000	2,001,620
Norinchukin Bank New York 1.687%, 07/12/17 (d)	4,000,000	4,000,484
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17 (d)	8,000,000	8,003,112
Sumitomo Mitsui Trust Bank, Ltd., New York 1.230%, 12/04/17 (d)	3,500,000	3,499,657
1.466%, 10/26/17 (d)	3,000,000	3,000,768
1.552%, 08/16/17 (d)	3,000,000	3,000,903
UBS, Stamford 1.722%, 07/31/17 (d)	1,001,022	1,000,571

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	2,000,000	$2,001,788

		68,810,922

Commercial Paper—1.2%
Barton Capital S.A. 1.210%, 07/10/17	1,993,681	1,999,348
Commonwealth Bank Australia 1.391%, 03/01/18	5,000,000	5,003,896
Erste Abwicklungsanstalt 1.379%, 07/18/17 (d)	6,200,000	6,200,359
ING Funding LLC 1.234%, 12/07/17 (d)	2,000,000	2,000,691
1.277%, 11/13/17 (d)	2,000,000	1,999,854
National Australia Bank, Ltd. 1.563%, 12/06/17 (d)	6,500,000	6,508,782
Ridgefield Funding Co. LLC 1.434%, 09/07/17 (d)	2,500,000	2,501,001
Sheffield Receivables Co. 1.230%, 07/07/17	3,987,563	3,999,064
Westpac Banking Corp. 1.506%, 10/20/17 (d)	2,000,000	2,001,994

		32,214,989

Repurchase Agreements—1.1%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $91,889 on 07/03/17, collateralized by $95,646 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $93,718.	91,880	91,880
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $2,226,125 on 10/02/17, collateralized by various Common Stock with a value of $2,420,000.	2,200,000	2,200,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $7,000,642 on 07/03/17, collateralized by $6,973,098 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $7,140,001.	7,000,000	7,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $1,100,110 on 07/03/17, collateralized by $1,118,407 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $1,122,003.	1,100,000	1,100,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $1,501,163 on 07/03/17, collateralized by $326 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $1,667,735.	1,500,000	1,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $301,454 on 09/29/17, collateralized by various Common Stock with a value of $330,000.	300,000	300,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $10,009,264 on 07/07/17, collateralized by $9,016,826 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $10,206,659.	10,000,000	10,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $2,540,494 on 10/02/17, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	2,500,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $3,526,766 on 10/02/17, collateralized by various Common Stock with a value of $3,850,000.	3,500,000	3,500,000

		28,191,880

Time Deposits—0.3%
Credit Industriel et Commercial 1.100%, 07/03/17	5,000,000	5,000,000
Shinkin Central Bank 1.330%, 07/25/17	4,000,000	4,000,000

		9,000,000

Total Securities Lending Reinvestments (Cost $138,180,855)		138,217,791

Total Investments—105.5% (Cost $2,286,916,883) (e)		2,787,047,860
Other assets and liabilities (net)—(5.5)%		(146,529,057)

Net Assets—100.0%		$2,640,518,803

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $135,828,497 and the collateral received consisted of cash in the amount of $138,156,070. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $2,286,916,883. The aggregate unrealized appreciation and depreciation of investments were $607,608,968 and $(107,477,991), respectively, resulting in net unrealized appreciation of $500,130,977.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	22,981,067	Barclays Bank plc	08/04/17	$17,331,997	$(399,092)
CAD	22,980,827	Canadian Imperial Bank of Commerce	08/04/17	17,325,649	(405,255)
CAD	22,981,067	Goldman Sachs & Co.	08/04/17	17,324,719	(406,369)
CAD	22,981,067	Royal Bank of Canada	08/04/17	17,331,906	(399,183)
CHF	5,135,571	Barclays Bank plc	08/04/17	5,282,069	(83,643)
CHF	5,135,571	Canadian Imperial Bank of Commerce	08/04/17	5,283,020	(82,693)
CHF	5,135,571	Goldman Sachs & Co.	08/04/17	5,285,140	(80,572)
CHF	5,139,285	Royal Bank of Canada	08/04/17	5,287,488	(82,105)
EUR	24,925,702	Barclays Bank plc	08/04/17	27,832,787	(679,825)
EUR	24,925,702	Canadian Imperial Bank of Commerce	08/04/17	27,832,039	(680,573)
EUR	24,929,008	Goldman Sachs & Co.	08/04/17	27,805,068	(711,326)
EUR	2,602,560	Goldman Sachs & Co.	08/04/17	2,908,413	(68,666)
EUR	773,150	Goldman Sachs & Co.	08/04/17	881,074	(3,336)
EUR	24,925,702	Royal Bank of Canada	08/04/17	27,830,294	(682,318)
EUR	2,357,560	Royal Bank of Canada	08/04/17	2,698,416	1,593
GBP	11,045,164	Barclays Bank plc	08/04/17	13,958,437	(441,003)
GBP	11,043,249	Canadian Imperial Bank of Commerce	08/04/17	13,972,747	(424,196)
GBP	11,043,249	Goldman Sachs & Co.	08/04/17	13,973,465	(423,478)
GBP	11,043,249	Royal Bank of Canada	08/04/17	13,969,103	(427,840)

Net Unrealized Depreciation					$(6,479,880)

(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$51,519,205	$—	$—	$51,519,205
Automobiles	54,975,070	—	—	54,975,070
Banks	600,590,525	—	—	600,590,525
Biotechnology	65,182,860	—	—	65,182,860
Building Products	38,353,958	—	—	38,353,958
Capital Markets	172,535,043	—	—	172,535,043
Chemicals	17,265,244	—	—	17,265,244
Communications Equipment	66,943,282	—	—	66,943,282
Consumer Finance	37,816,711	—	—	37,816,711
Containers & Packaging	24,928,383	—	—	24,928,383
Electric Utilities	15,794,718	—	—	15,794,718
Electrical Equipment	62,973,640	—	—	62,973,640
Energy Equipment & Services	24,028,988	—	—	24,028,988
Food & Staples Retailing	51,583,987	—	—	51,583,987
Food Products	7,312,931	20,614,149	—	27,927,080
Health Care Equipment & Supplies	22,857,918	—	—	22,857,918
Health Care Providers & Services	66,224,623	—	—	66,224,623
Hotels, Restaurants & Leisure	87,513,918	—	—	87,513,918
Industrial Conglomerates	28,702,068	—	—	28,702,068
Insurance	92,413,349	—	—	92,413,349
Internet Software & Services	42,453,361	—	—	42,453,361
IT Services	48,193,000	—	—	48,193,000
Machinery	66,350,812	—	—	66,350,812
Media	76,667,333	—	—	76,667,333
Metals & Mining	8,858,990	—	—	8,858,990
Oil, Gas & Consumable Fuels	345,394,952	—	—	345,394,952
Personal Products	18,066,105	—	—	18,066,105
Pharmaceuticals	155,656,409	25,486,852	—	181,143,261
Semiconductors & Semiconductor Equipment	39,099,137	—	—	39,099,137
Software	42,168,272	—	—	42,168,272
Specialty Retail	25,999,687	—	—	25,999,687
Technology Hardware, Storage & Peripherals	29,518,052	—	—	29,518,052
Wireless Telecommunication Services	—	19,305,204	—	19,305,204
Total Common Stocks	2,487,942,531	65,406,205	—	2,553,348,736
Total Mutual Fund*	10,928,470	—	—	10,928,470
Total Short-Term Investment*	—	84,552,863	—	84,552,863
Total Securities Lending Reinvestments*	—	138,217,791	—	138,217,791
Total Investments	$2,498,871,001	$288,176,859	$—	$2,787,047,860

Collateral for Securities Loaned (Liability)	$—	$(138,156,070)	$—	$(138,156,070)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,593	$—	$1,593
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(6,481,473)	—	(6,481,473)
Total Forward Contracts	$—	$(6,479,880)	$—	$(6,479,880)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$2,787,047,860
Cash denominated in foreign currencies (c)	1,146
Unrealized appreciation on forward foreign currency exchange contracts	1,593
Receivable for:
Investments sold	2,010,831
Fund shares sold	37,590
Dividends and interest	4,129,086

Total Assets	2,793,228,106
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	6,481,473
Collateral for securities loaned	138,156,070
Payables for:
Investments purchased	6,011,214
Fund shares redeemed	297,681
Accrued Expenses:
Management fees	1,147,709
Distribution and service fees	215,167
Deferred trustees’ fees	115,782
Other expenses	284,207

Total Liabilities	152,709,303

Net Assets	$2,640,518,803

Net Assets Consist of:
Paid in surplus	$2,105,561,084
Undistributed net investment income	18,581,097
Accumulated net realized gain	22,711,934
Unrealized appreciation on investments and foreign currency transactions	493,664,688

Net Assets	$2,640,518,803

Net Assets
Class A	$1,586,826,899
Class B	1,053,691,904
Capital Shares Outstanding*
Class A	110,693,678
Class B	73,810,282
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.34
Class B	14.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,286,916,883.
(b)	Includes securities loaned at value of $135,828,497.
(c)	Identified cost of cash denominated in foreign currencies was $1,119.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$29,197,615
Interest	31,551
Securities lending income	676,910

Total investment income	29,906,076
Expenses
Management fees	7,035,796
Administration fees	39,502
Custodian and accounting fees	67,444
Distribution and service fees—Class B	1,318,896
Audit and tax services	20,657
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	52,346
Insurance	8,072
Miscellaneous	29,390

Total expenses	8,616,805
Less management fee waiver	(355,567)
Less broker commission recapture	(11,349)

Net expenses	8,249,889

Net Investment Income	21,656,187

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	28,911,718
Foreign currency transactions	(3,055,530)

Net realized gain	25,856,188

Net change in unrealized appreciation (depreciation) on:
Investments	50,107,447
Foreign currency transactions	(10,374,048)

Net change in unrealized appreciation	39,733,399

Net realized and unrealized gain	65,589,587

Net Increase in Net Assets From Operations	$87,245,774

(a)	Net of foreign withholding taxes of $834,353.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$21,656,187	$54,925,040
Net realized gain	25,856,188	89,241,695
Net change in unrealized appreciation	39,733,399	248,308,035

Increase in net assets from operations	87,245,774	392,474,770

From Distributions to Shareholders
Net investment income
Class A	(39,840,401)	(38,668,264)
Class B	(24,195,462)	(25,310,225)
Net realized capital gains
Class A	(47,473,864)	(106,459,478)
Class B	(31,839,826)	(77,490,408)

Total distributions	(143,349,553)	(247,928,375)

Increase (decrease) in net assets from capital share transactions	218,883,156	(86,206,487)

Total increase in net assets	162,779,377	58,339,908

Net Assets
Beginning of period	2,477,739,426	2,419,399,518

End of period	$2,640,518,803	$2,477,739,426

Undistributed net investment income
End of period	$18,581,097	$60,960,773

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	13,489,598	$202,589,072	846,842	$10,672,954
Reinvestments	6,127,317	87,314,265	11,789,419	145,127,742
Redemptions	(4,516,686)	(67,865,531)	(16,558,305)	(229,098,487)

Net increase (decrease)	15,100,229	$222,037,806	(3,922,044)	$(73,297,791)

Class B
Sales	1,222,632	$18,099,429	2,580,639	$34,154,524
Reinvestments	3,948,928	56,035,288	8,385,043	102,800,633
Redemptions	(5,208,515)	(77,289,367)	(11,115,399)	(149,863,853)

Net decrease	(36,955)	$(3,154,650)	(149,717)	$(12,908,696)

Increase (decrease) derived from capital shares transactions		$218,883,156		$(86,206,487)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.66		$13.97	$15.79	$14.58	$10.90	$9.32

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.33	0.26	0.30	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.37		1.85	(1.08)	1.08	3.65	1.55

Total from investment operations	0.51		2.18	(0.82)	1.38	3.85	1.74

Less Distributions
Distributions from net investment income	(0.38)		(0.40)	(0.48)	(0.17)	(0.17)	(0.16)
Distributions from net realized capital gains	(0.45)		(1.09)	(0.52)	0.00	0.00	0.00

Total distributions	(0.83)		(1.49)	(1.00)	(0.17)	(0.17)	(0.16)

Net Asset Value, End of Period	$14.34		$14.66	$13.97	$15.79	$14.58	$10.90

Total Return (%) (b)	3.55	(c)	17.64	(5.73)	9.60	35.64	18.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.59	0.58	0.58	0.59	0.60
Net ratio of expenses to average net assets (%) (e)(f)	0.56	(d)	0.57	0.56	0.56	0.57	0.58
Ratio of net investment income to average net assets (%)	1.85	(d)	2.43	1.76	1.97	1.59	1.90
Portfolio turnover rate (%)	13	(c)	16	15	23 (g)	14	17
Net assets, end of period (in millions)	$1,586.8		$1,401.0	$1,390.6	$1,587.6	$1,897.6	$1,524.2

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.58		$13.90	$15.72	$14.52	$10.85	$9.28

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.29	0.23	0.24	0.17	0.17
Net realized and unrealized gain (loss) on investments	0.38		1.84	(1.08)	1.10	3.64	1.53

Total from investment operations	0.50		2.13	(0.85)	1.34	3.81	1.70

Less Distributions
Distributions from net investment income	(0.35)		(0.36)	(0.45)	(0.14)	(0.14)	(0.13)
Distributions from net realized capital gains	(0.45)		(1.09)	(0.52)	0.00	0.00	0.00

Total distributions	(0.80)		(1.45)	(0.97)	(0.14)	(0.14)	(0.13)

Net Asset Value, End of Period	$14.28		$14.58	$13.90	$15.72	$14.52	$10.85

Total Return (%) (b)	3.46	(c)	17.30	(5.97)	9.31	35.39	18.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.84	0.83	0.83	0.84	0.85
Net ratio of expenses to average net assets (%) (e)(f)	0.81	(d)	0.82	0.81	0.81	0.82	0.83
Ratio of net investment income to average net assets (%)	1.58	(d)	2.18	1.51	1.60	1.33	1.65
Portfolio turnover rate (%)	13	(c)	16	15	23 (g)	14	17
Net assets, end of period (in millions)	$1,053.7		$1,076.8	$1,028.8	$1,213.1	$762.8	$607.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2017. (see Note 6 of the Notes to Financial Statements).
(g)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-13

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

BHFTI-14

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

to broker commission recapture, investments in passive foreign investment companies (PFICs), adjustments to prior period accumulated balances and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $84,552,863. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $28,191,880. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-15

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$1,593	Unrealized depreciation on forward foreign currency exchange contracts	$6,481,473

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Royal Bank of Canada	$1,593	$(1,593)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,603,563	$—	$—	$1,603,563
Canadian Imperial Bank of Commerce	1,592,717	—	—	1,592,717
Goldman Sachs & Co.	1,693,747	—	—	1,693,747
Royal Bank of Canada	1,591,446	(1,593)	—	1,589,853

	$6,481,473	$(1,593)	$—	$6,479,880

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-16

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(3,065,222)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(10,444,315)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$231,643,635

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

BHFTI-17

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$372,501,925	$0	$326,571,135

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc., the subadviser to the Portfolio, that amounted to $1,352,882 in purchases which are included above.

During the six months ended June 30, 2017, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $56,902,581 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$7,035,796	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 amounted to $250,931 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Effective January 1, 2017, the Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above management fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $104,636 was waived in the aggregate for the six months ended June 30, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-18

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2017 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$38,188

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$70,373,819	$78,687,412	$177,554,556	$87,424,428	$247,928,375	$166,111,840

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$68,015,271	$75,940,439	$447,207,610	$—	$591,163,320

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

BHFTI-19

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-20

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
160,489,151	3,793,842	10,107,811

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	165,072,714	9,318,090
Robert Boulware	164,852,518	9,538,287
Susan C. Gause	165,059,554	9,331,250
Nancy Hawthorne	164,894,409	9,496,395
Barbara A. Nugent	165,350,351	9,040,453
John Rosenthal	164,948,442	9,442,362
Linda B. Strumpf	164,901,532	9,489,273
Dawn M. Vroegop	164,961,551	9,429,253

BHFTI-21

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Invesco Mid Cap Value Portfolio returned 2.10%, 1.94%, and 1.97%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 5.18%.

MARKET ENVIRONMENT / CONDITIONS

The period began amid a surge in U.S. stocks, fueled by optimism about the new administration’s plans for tax reform and regulatory easing, which investors believed would encourage economic growth. Market leadership shifted early in the period, however, as volatility was largely absent, and growth stocks, particularly within Information Technology (“IT”), outperformed. This represented a reversal from the immediate post-election period that had largely benefitted financial and cyclical stock sectors. Investors continued to react to U.S. politics, but stronger economic data also supported optimism, and investors generally shrugged off a 0.25% rate increase by the U.S. Federal Reserve (the “Fed”) in March. Volatility returned briefly in May, amid uncertainty surrounding the French election, a series of terror attacks and rhetoric from Washington DC, but equity markets still managed gains. Citing economic “progress” and a generally positive employment outlook, the Fed raised interest rates by another 25 basis points in June. Crude oil prices and energy stocks declined amid supply concerns, despite confirmation of production cuts led by the Organization of the Petroleum Exporting Countries (“OPEC”). Growth stocks outperformed meaningfully, particularly due to strong returns from the “FANG” (Facebook, Amazon, Netflix and Google/Alphabet) stocks within the IT sector. In this environment, most major U.S. equity indexes ended the period with positive returns.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell Midcap Value Index for the six-month period ending June 30, 2017. Eight out of eleven sectors within the Portfolio posted positive returns for the period. Within the Portfolio, the Health Care sector had the highest return for the period, while the Energy, Consumer Staples, and Real Estate sectors had negative returns.

Stock selection in the Industrials sector was the largest detractor from the Portfolio’s relative return. Key detractors within the sector included Fluor, an engineering and construction company, and Babcock & Wilcox Enterprises, which manufactures fossil and renewable power generation equipment. Fluor missed its first quarter earnings estimates due to significant cost over runs, and the company lowered its earnings guidance for the rest of the year. Babcock & Wilcox sold off sharply in February after the company reported weak fourth quarter earnings due to cost overruns on several projects.

Stock selection in the Consumer Discretionary sector also detracted from the Portfolio’s relative return. The largest detractor within the sector was Advance Auto Parts. During the period, the auto retailer reported disappointing first quarter results, due to a decline in comparable sales and operating margins. Despite being an overall detractor, the Consumer Discretionary sector also included the Portfolio’s top individual contributor, Royal Caribbean Cruises. The cruise operator reported solid earnings, strong bookings, and the company raised its outlook for 2017 as demand for cruise travel continued to increase.

The Portfolio’s underweight in Utilities was another relative detractor for the reporting period, due primarily to sector allocation. Similarly, stock selection in the IT sector also detracted from the Portfolio’s relative return. IT was the best performing sector within the benchmark during the period, and the Portfolio’s lack of exposure to the semiconductor industry detracted from relative returns.

Another key detractor from the Portfolio’s relative return was stock selection within the Energy sector. Despite an agreement on production cuts by OPEC, oil inventories moved higher during the period, putting downward pressure on oil prices and energy companies. As a result, a number of the Portfolio’s largest individual detractors were energy stocks, including Devon Energy and Marathon Oil.

An overweight and stock selection in the Health Care sector was the largest contributor to the Portfolio’s relative return during the period. Within Health Care, the Portfolio benefitted from AmerisourceBergen and HealthSouth. AmerisourceBergen, a pharmaceutical services company, reported better than expected earnings and increased its outlook for 2017. HealthSouth also reported earnings that exceeded expectations due to stronger revenue growth.

Stock selection in Materials also contributed to the Portfolio’s relative return. Within the sector, a key contributor was Eastman Chemical, a company that manufactures and sells a variety of materials such as chemicals, fibers and plastics. During the period, Eastman Chemical reported stronger than anticipated earnings results due to lower costs and higher revenues. The company also raised its earnings outlook for the full year.

BHFTI-1

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary—(Continued)

During the period, we increased the Portfolio’s exposure to select names within the Financials and Consumer Discretionary sectors and decreased exposure to select holdings in Telecommunications Services, Energy and Materials. However, the Portfolio’s overall positioning was largely unchanged, with the largest absolute concentrations remaining in the Financials, Industrials, IT and Consumer Discretionary sectors. At the end of the period, the Portfolio’s largest sector overweights relative to the Russell Midcap Value Index were in IT, Financials, and Industrials, while the largest underweights were in Real Estate, Utilities, and Consumer Discretionary.

Thomas Copper

Jeffrey Vancavage

Sergio Marcheli

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Invesco Mid Cap Value Portfolio
Class A	2.10	15.61	11.41	4.30	—
Class B	1.94	15.31	11.12	4.04	—
Class E	1.97	15.39	11.24	—	9.93
Russell Midcap Value Index	5.18	15.93	15.14	7.23	—

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 8/20/1997, 4/3/2001 and 4/25/2012, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Comerica, Inc.	3.9
KeyCorp	3.8
Royal Caribbean Cruises, Ltd.	3.7
Textron, Inc.	3.7
Eastman Chemical Co.	3.4
Zions Bancorp	3.3
Ciena Corp.	3.3
Willis Towers Watson plc	3.2
Keysight Technologies, Inc.	3.2
Wintrust Financial Corp.	3.1

Top Sectors

% of Net Assets
Financials	25.2
Industrials	14.8
Information Technology	14.4
Consumer Discretionary	9.8
Health Care	7.6
Real Estate	6.5
Energy	6.3
Materials	5.3
Utilities	4.0
Consumer Staples	2.3

BHFTI-3

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.65%	$1,000.00	$1,021.00	$3.26
	Hypothetical*	0.65%	$1,000.00	$1,021.57	$3.26

Class B(a)	Actual	0.90%	$1,000.00	$1,019.40	$4.51
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

Class E(a)	Actual	0.80%	$1,000.00	$1,019.70	$4.01
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—96.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.7%
Textron, Inc.	864,077	$40,698,027

Banks—14.1%
Comerica, Inc.	581,040	42,555,370
KeyCorp	2,225,507	41,706,001
Wintrust Financial Corp.	442,391	33,816,368
Zions Bancorp (a)	814,836	35,779,449

		153,857,188

Building Products—2.4%
Johnson Controls International plc	596,539	25,865,931

Capital Markets—2.6%
Stifel Financial Corp. (a) (b)	610,766	28,083,021

Chemicals—5.4%
Eastman Chemical Co.	445,652	37,430,311
WR Grace & Co. (a)	294,578	21,212,562

		58,642,873

Commercial Services & Supplies—0.8%
Clean Harbors, Inc. (a) (b)	161,692	9,027,264

Communications Equipment—4.6%
ARRIS International plc (b)	543,374	15,225,339
Ciena Corp. (a) (b)	1,422,124	35,581,543

		50,806,882

Construction & Engineering—2.2%
Fluor Corp.	535,829	24,530,252

Diversified Financial Services—2.6%
Voya Financial, Inc.	772,907	28,512,539

Electric Utilities—4.0%
Edison International	276,851	21,646,980
FirstEnergy Corp.	767,731	22,387,036

		44,034,016

Electrical Equipment—0.5%
Babcock & Wilcox Enterprises, Inc. (b)	432,151	5,082,096

Electronic Equipment, Instruments & Components—5.2%
Keysight Technologies, Inc. (b)	888,589	34,592,770
Zebra Technologies Corp. - Class A (a) (b)	218,793	21,993,072

		56,585,842

Energy Equipment & Services—2.0%
TechnipFMC plc (a) (b)	785,974	21,378,493

Equity Real Estate Investment Trusts—6.5%
Forest City Realty Trust, Inc. - Class A (a)	1,104,600	26,698,182
Liberty Property Trust	541,286	22,035,753

Equity Real Estate Investment Trusts—(Continued)
Life Storage, Inc.	301,474	22,339,223

		71,073,158

Food Products—2.3%
Conagra Brands, Inc.	699,900	25,028,424

Health Care Providers & Services—5.1%
AmerisourceBergen Corp. (a)	283,477	26,797,081
HealthSouth Corp.	590,908	28,599,947

		55,397,028

Hotels, Restaurants & Leisure—3.7%
Royal Caribbean Cruises, Ltd.	374,123	40,865,455

Insurance—5.9%
Arthur J. Gallagher & Co.	521,822	29,874,309
Willis Towers Watson plc (a)	241,173	35,081,025

		64,955,334

IT Services—2.0%
Teradata Corp. (a) (b)	731,915	21,584,173

Machinery—2.0%
Ingersoll-Rand plc	245,521	22,438,164

Marine—2.0%
Kirby Corp. (a) (b)	323,985	21,658,397

Media—4.3%
Regal Entertainment Group - Class A (a)	930,934	19,046,910
Scripps Networks Interactive, Inc. - Class A (a)	405,974	27,732,084

		46,778,994

Oil, Gas & Consumable Fuels—4.3%
Devon Energy Corp.	922,533	29,493,380
Marathon Oil Corp.	1,505,566	17,840,957

		47,334,337

Pharmaceuticals—2.5%
Mylan NV (b)	715,319	27,768,684

Road & Rail—1.1%
Ryder System, Inc.	169,227	12,180,959

Software—0.5%
Citrix Systems, Inc. (b)	63,581	5,059,776

Specialty Retail—1.8%
Advance Auto Parts, Inc. (a)	166,709	19,436,602

Technology Hardware, Storage & Peripherals—2.1%
Diebold Nixdorf, Inc. (a)	841,025	23,548,700

Total Common Stocks (Cost $931,766,816)		1,052,212,609

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Short-Term Investment—3.0%

Security Description	Principal Amount*	Value

Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $32,947,362 on 07/03/17, collateralized by $33,670,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $33,610,337.	32,947,033	$32,947,033

Total Short-Term Investments (Cost $32,947,033)		32,947,033

Securities Lending Reinvestments (c)—18.2%

Certificates of Deposit—7.9%
ABN AMRO Bank NV Zero Coupon, 09/05/17	3,485,362	3,492,650
Bank of Montreal 1.130%, 07/07/17	3,000,000	2,999,970
Bank of Montreal Chicago 1.276%, 09/06/17 (d)	4,000,000	4,000,736
Bank of Nova Scotia Houston 1.492%, 11/03/17 (d)	2,000,000	2,001,975
Bank of Tokyo-Mitsubishi, Ltd. 1.602%, 11/16/17 (d)	5,000,000	5,004,880
BNP Paribas New York 1.524%, 08/04/17 (d)	1,250,000	1,250,149
Canadian Imperial Bank 1.630%, 10/27/17 (d)	1,000,000	1,001,125
Credit Industriel et Commercial 1.125%, 07/03/17	2,000,000	2,000,044
Credit Suisse AG New York 1.314%, 11/07/17 (d)	1,000,000	1,000,081
1.366%, 10/06/17 (d)	2,500,000	2,500,620
1.466%, 10/25/17 (d)	1,000,000	1,000,059
DG Bank New York 1.140%, 07/03/17	3,000,000	2,999,970
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	1,300,000	1,300,163
KBC Bank NV 1.220%, 07/26/17	2,000,000	2,000,000
1.220%, 07/27/17	6,000,000	6,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.401%, 09/01/17 (d)	3,000,000	3,001,817
Mizuho Bank, Ltd., New York 1.451%, 09/01/17 (d)	800,000	800,174
1.610%, 08/02/17 (d)	250,000	250,076
National Australia Bank London 1.480%, 11/09/17 (d)	6,000,000	6,004,860
Natixis New York 1.287%, 11/13/17 (d)	1,000,000	999,890
Norinchukin Bank New York 1.297%, 11/13/17 (d)	2,500,000	2,500,195
1.687%, 07/12/17 (d)	5,000,000	5,000,605
Royal Bank of Canada New York 1.532%, 03/20/18 (d)	6,400,000	6,404,608

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp. 1.480%, 08/09/17	908,310	900,207
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (d)	400,000	399,964
1.551%, 08/01/17 (d)	5,000,000	5,001,945
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (d)	1,000,000	999,927
1.342%, 11/16/17 (d)	1,000,000	999,937
1.377%, 10/11/17 (d)	1,000,000	1,000,704
1.466%, 10/26/17 (d)	3,000,000	3,000,768
1.552%, 08/16/17 (d)	2,500,000	2,500,753
Toronto Dominion Bank New York 1.467%, 03/13/18 (d)	1,800,000	1,801,337
1.475%, 01/10/18 (d)	3,000,000	3,004,987
UBS, Stamford 1.722%, 07/31/17 (d)	800,818	800,457
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	2,000,000	2,001,788

		85,927,421

Commercial Paper—3.4%
Barton Capital S.A. 1.210%, 07/10/17	1,993,681	1,999,348
Commonwealth Bank Australia 1.391%, 03/01/18	4,250,000	4,253,311
Erste Abwicklungsanstalt 1.379%, 07/18/17 (d)	6,500,000	6,500,377
ING Funding LLC 1.234%, 12/07/17 (d)	4,000,000	4,001,381
1.277%, 11/13/17 (d)	2,000,000	1,999,854
LMA S.A. & LMA Americas 1.150%, 07/07/17	6,598,524	6,599,157
Manhattan Asset Funding Co. 1.434%, 09/07/17 (d)	500,000	500,030
Ridgefield Funding Co. LLC 1.180%, 07/31/17	1,994,100	1,997,854
1.434%, 09/07/17 (d)	2,000,000	2,000,801
Sheffield Receivables Co. 1.190%, 07/28/17	2,990,678	2,997,180
1.230%, 07/07/17	1,993,782	1,999,532
Westpac Banking Corp. 1.506%, 10/20/17 (d)	2,000,000	2,001,994

		36,850,819

Repurchase Agreements—6.1%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $85,108 on 07/03/17, collateralized by $88,588 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $86,803.	85,101	85,101

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $1,214,250 on 10/02/17, collateralized by various Common Stock with a value of $1,320,000.	1,200,000	$1,200,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $10,000,917 on 07/03/17, collateralized by $9,961,568 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/15/18 - 02/15/36, with a value of $10,200,001.	10,000,000	10,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $11,011,101 on 07/03/17, collateralized by $11,194,234 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $11,230,234.	11,010,000	11,010,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $11,108,603 on 07/03/17, collateralized by $2,413 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $12,341,241.	11,100,000	11,100,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $1,004,845 on 09/29/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $5,004,632 on 07/07/17, collateralized by $4,508,413 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $5,103,330.	5,000,000	5,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $2,540,494 on 10/02/17, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	2,500,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $4,030,590 on 10/02/17, collateralized by various Common Stock with a value of $4,400,000.	4,000,000	4,000,000

Repurchase Agreements—(Continued)
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $3,500,391 on 07/03/17, collateralized by $6,979,216 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $3,570,416.	3,500,000	3,500,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $6,700,659 on 07/03/17, collateralized by $10,061,814 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $6,834,000.	6,700,000	6,700,000
Royal Bank of Scotland Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $10,002,061 on 07/07/17, collateralized by $10,211,044 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $10,200,282.	10,000,000	10,000,000

		66,095,101

Time Deposits—0.8%
ABN AMRO Bank NV 1.180%, 07/07/17	447	447
Australia New Zealand Bank 1.150%, 07/03/17	600,000	600,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	1,600,000	1,600,000
Shinkin Central Bank 1.330%, 07/25/17	2,600,000	2,600,000
Standard Chartered plc 1.200%, 07/03/17	4,400,000	4,400,000

		9,200,447

Total Securities Lending Reinvestments (Cost $198,032,098)		198,073,788

Total Investments—117.4% (Cost $1,162,745,947) (e)		1,283,233,430
Other assets and liabilities (net)—(17.4)%		(189,937,288)

Net Assets—100.0%		$1,093,296,142

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $192,758,546 and the collateral received consisted of cash in the amount of $198,010,802. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $1,162,745,947. The aggregate unrealized appreciation and depreciation of investments were $162,474,391 and $(41,986,908), respectively, resulting in net unrealized appreciation of $120,487,483.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,052,212,609	$—	$—	$1,052,212,609
Total Short-Term Investment*	—	32,947,033	—	32,947,033
Total Securities Lending Reinvestments*	—	198,073,788	—	198,073,788
Total Investments	$1,052,212,609	$231,020,821	$—	$1,283,233,430

Collateral for Securities Loaned (Liability)	$—	$(198,010,802)	$—	$(198,010,802)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,283,233,430
Receivable for:
Investments sold	7,105,836
Fund shares sold	1,552,447
Dividends and interest	1,456,324

Total Assets	1,293,348,037
Liabilities
Collateral for securities loaned	198,010,802
Payables for:
Investments purchased	621,041
Fund shares redeemed	343,767
Accrued Expenses:
Management fees	551,537
Distribution and service fees	160,031
Deferred trustees’ fees	131,747
Other expenses	232,970

Total Liabilities	200,051,895

Net Assets	$1,093,296,142

Net Assets Consist of:
Paid in surplus	$949,707,391
Undistributed net investment income	2,571,787
Accumulated net realized gain	20,529,481
Unrealized appreciation on investments	120,487,483

Net Assets	$1,093,296,142

Net Assets
Class A	$302,099,315
Class B	761,185,710
Class E	30,011,117
Capital Shares Outstanding*
Class A	15,548,760
Class B	39,867,162
Class E	1,557,158
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.43
Class B	19.09
Class E	19.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,162,745,947.
(b)	Includes securities loaned at value of $192,758,546.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$7,031,108
Interest	12,480
Securities lending income	395,006

Total investment income	7,438,594
Expenses
Management fees	3,579,434
Administration fees	17,659
Custodian and accounting fees	29,406
Distribution and service fees—Class B	965,896
Distribution and service fees—Class E	22,772
Audit and tax services	20,657
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	73,957
Insurance	3,704
Miscellaneous	9,619

Total expenses	4,767,806
Less management fee waiver	(171,376)
Less broker commission recapture	(17,557)

Net expenses	4,578,873

Net Investment Income	2,859,721

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	43,312,857
Foreign currency transactions	(11,764)

Net realized gain	43,301,093

Net change in unrealized appreciation (depreciation) on:
Investments	(23,825,471)
Foreign currency transactions	1,736

Net change in unrealized depreciation	(23,823,735)

Net realized and unrealized gain	19,477,358

Net Increase in Net Assets From Operations	$22,337,079

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,859,721	$11,315,175
Net realized gain (loss)	43,301,093	(22,418,940)
Net change in unrealized appreciation (depreciation)	(23,823,735)	171,982,621

Increase in net assets from operations	22,337,079	160,878,856

From Distributions to Shareholders
Net investment income
Class A	(3,467,433)	(2,615,288)
Class B	(7,049,078)	(4,705,424)
Class E	(302,925)	(213,418)
Net realized capital gains
Class A	0	(13,975,443)
Class B	0	(36,244,479)
Class E	0	(1,425,566)

Total distributions	(10,819,436)	(59,179,618)

Decrease in net assets from capital share transactions	(54,141,959)	(109,559,442)

Total decrease in net assets	(42,624,316)	(7,860,204)

Net Assets
Beginning of period	1,135,920,458	1,143,780,662

End of period	$1,093,296,142	$1,135,920,458

Undistributed net investment income
End of period	$2,571,787	$10,531,502

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	369,335	$7,299,060	533,269	$9,176,357
Reinvestments	178,091	3,467,433	966,826	16,590,731
Redemptions	(1,242,047)	(24,318,741)	(5,806,627)	(103,092,465)

Net decrease	(694,621)	$(13,552,248)	(4,306,532)	$(77,325,377)

Class B
Sales	958,552	$18,466,504	2,236,651	$37,360,080
Reinvestments	368,290	7,049,078	2,427,380	40,949,903
Redemptions	(3,354,514)	(64,573,471)	(6,204,821)	(108,492,450)

Net decrease	(2,027,672)	$(39,057,889)	(1,540,790)	$(30,182,467)

Class E
Sales	19,073	$369,443	55,288	$934,821
Reinvestments	15,679	302,925	96,298	1,638,984
Redemptions	(113,402)	(2,204,190)	(262,867)	(4,625,403)

Net decrease	(78,650)	$(1,531,822)	(111,281)	$(2,051,598)

Decrease derived from capital shares transactions		$(54,141,959)		$(109,559,442)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.25		$17.61	$20.36	$22.73	$17.57	$15.38

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.21 (b)	0.14	0.13	0.16	0.23
Net realized and unrealized gain (loss) on investments	0.34		2.45	(1.77)	1.70	5.18	2.07

Total from investment operations	0.41		2.66	(1.63)	1.83	5.34	2.30

Less Distributions
Distributions from net investment income	(0.23)		(0.16)	(0.14)	(0.16)	(0.18)	(0.11)
Distributions from net realized capital gains	0.00		(0.86)	(0.98)	(4.04)	0.00	0.00

Total distributions	(0.23)		(1.02)	(1.12)	(4.20)	(0.18)	(0.11)

Net Asset Value, End of Period	$19.43		$19.25	$17.61	$20.36	$22.73	$17.57

Total Return (%) (c)	2.10	(d)	15.78	(8.76)	9.96	30.63	15.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(e)	0.68	0.67	0.69	0.70	0.69
Net ratio of expenses to average net assets (%) (f)(g)	0.65	(e)	0.66	0.66	0.67	0.69	0.69
Ratio of net investment income to average net assets (%)	0.69	(e)	1.18 (b)	0.71	0.62	0.78	1.37
Portfolio turnover rate (%)	24	(d)	32	26	42 (h)	144	66
Net assets, end of period (in millions)	$302.1		$312.8	$361.9	$431.4	$355.5	$304.7

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.90		$17.30	$20.02	$22.42	$17.34	$15.18

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.17 (b)	0.09	0.08	0.11	0.16
Net realized and unrealized gain (loss) on investments	0.33		2.40	(1.74)	1.67	5.12	2.07

Total from investment operations	0.37		2.57	(1.65)	1.75	5.23	2.23

Less Distributions
Distributions from net investment income	(0.18)		(0.11)	(0.09)	(0.11)	(0.15)	(0.07)
Distributions from net realized capital gains	0.00		(0.86)	(0.98)	(4.04)	0.00	0.00

Total distributions	(0.18)		(0.97)	(1.07)	(4.15)	(0.15)	(0.07)

Net Asset Value, End of Period	$19.09		$18.90	$17.30	$20.02	$22.42	$17.34

Total Return (%) (c)	1.94	(d)	15.50	(8.98)	9.64	30.30	14.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(e)	0.93	0.92	0.94	0.95	0.94
Net ratio of expenses to average net assets (%) (f)(g)	0.90	(e)	0.91	0.91	0.92	0.94	0.94
Ratio of net investment income to average net assets (%)	0.44	(e)	0.97 (b)	0.47	0.38	0.53	1.00
Portfolio turnover rate (%)	24	(d)	32	26	42 (h)	144	66
Net assets, end of period (in millions)	$761.2		$791.9	$751.4	$871.3	$800.0	$705.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012(i)
Net Asset Value, Beginning of Period	$19.09		$17.46	$20.19	$22.58	$17.46	$16.44

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.19 (b)	0.11	0.10	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.33		2.43	(1.75)	1.68	5.15	0.88

Total from investment operations	0.38		2.62	(1.64)	1.78	5.28	1.02

Less Distributions
Distributions from net investment income	(0.20)		(0.13)	(0.11)	(0.13)	(0.16)	0.00
Distributions from net realized capital gains	0.00		(0.86)	(0.98)	(4.04)	0.00	0.00

Total distributions	(0.20)		(0.99)	(1.09)	(4.17)	(0.16)	0.00

Net Asset Value, End of Period	$19.27		$19.09	$17.46	$20.19	$22.58	$17.46

Total Return (%) (c)	1.97	(d)	15.65	(8.88)	9.74	30.46	6.20	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(e)	0.83	0.82	0.84	0.85	0.84	(e)
Net ratio of expenses to average net assets (%) (f)	0.80	(e)	0.81	0.81	0.82	0.84	0.84	(e)
Ratio of net investment income to average net assets (%)	0.54	(e)	1.07 (b)	0.56	0.47	0.62	1.26	(e)
Portfolio turnover rate (%)	24	(d)	32	26	42 (h)	144	66
Net assets, end of period (in millions)	$30.0		$31.2	$30.5	$38.1	$40.9	$37.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2017. (see Note 6 of the Notes to Financial Statements).
(h)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.
(i)	Commencement of operations was April 25, 2012.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTI-13

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of

BHFTI-14

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, real estate investment trusts (“REITs”), distribution redesignations and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $ 32,947,033 . Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $66,095,101. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

BHFTI-15

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$258,300,182	$0	$324,564,374

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Adviserss receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$3,579,434	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

BHFTI-16

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

If average daily net assets are between $750 million and $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $500 million

If average daily net assets are less than $750 million or above $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	500 million

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 amounted to $111,576 and are included in the total amount shown as a management fee waiver in the Statement of Operations.

Effective January 1, 2017, the Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $59,800 was waived in the aggregate for the six months ended June 30, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-17

Brighthouse Funds Trust I

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Affiliated Broker - During the six months ended June 30, 2017 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$14,445

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$7,678,960	$49,003,312	$51,500,658	$19,897,658	$59,179,618	$68,900,970

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$10,650,278	$—	$141,990,069	$(20,450,467)	$132,189,880

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had short-term accumulated capital losses of $12,961,149 and long-term accumulated capital losses of $7,489,318.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-18

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
55,281,956	1,419,974	3,885,893

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	56,856,695	3,731,129
Robert Boulware	56,838,751	3,749,072
Susan C. Gause	57,041,602	3,546,222
Nancy Hawthorne	56,984,665	3,603,158
Barbara A. Nugent	57,071,293	3,516,531
John Rosenthal	56,906,377	3,681,446
Linda B. Strumpf	56,970,004	3,617,819
Dawn M. Vroegop	56,960,739	3,627,084

BHFTI-19

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Invesco Small Cap Growth Portfolio returned 10.79%, 10.63%, and 10.72%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 9.97%.

MARKET ENVIRONMENT / CONDITIONS

Despite volatility due to geopolitical events and uncertainty surrounding health care and tax reform in the U.S., the U.S. stock market remained resilient and the S&P 500 Index posted a gain of 9.34% during the period. Crude oil prices and energy stocks began a decline at the first of the period that continued through the second quarter amid supply concerns, despite confirmation of production cuts led by the Organization of the Petroleum Exporting Countries (OPEC). Growth stocks outperformed meaningfully, particularly due to strong returns from technology companies and the “FANG” (Facebook, Amazon, Netflix and Google/Alphabet) stocks. First quarter Gross Domestic Product (GDP) was revised upward to 1.4% from 1.2%, and the U.S. Federal Reserve raised interest rates by another 25 basis points in June, following a similar rate increase in March.

In general, international and global indices outperformed the U.S. broad market. Within the U.S., growth outperformed value within small, mid and large caps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted a positive double-digit return outperforming the benchmark Russell 2000 Growth Index. The Portfolio particularly outperformed in the Industrials, Information Technology (“IT”) and Consumer Discretionary sectors. These sectors more than offset relative underperformance in the Energy and Consumer Staples sectors.

The Portfolio outperformed by the widest margin in the industrials sector due primarily to stock selection. A contributor within the sector included CEB, an advisory services company. It was announced in January that Gartner (not a Portfolio holding) would acquire CEB in a cash and stock deal worth about U.S. $2.6 billion. The position was sold during the period. Another key to the Portfolio’s outperformance was stock selection in the IT sector. Take-Two Interactive Software, a multinational publisher and distributor of video games, was the key contributor in this sector during the period. The company’s stock price rose in May after the company reported better-than-expected quarterly results, continuing a trend of recent strong performance. The Portfolio also outperformed in the Consumer Discretionary sector due to stock selection and underweight exposure. Panera Bread, a bakery-café company based in Missouri, was a solid contributor in this sector. JAB Holding (not a Portfolio holding) announced in April that it will acquire Panera Bread at a premium. The position was sold during the period.

Although the Portfolio’s holdings in the Energy sector outperformed those of the benchmark, the Portfolio’s overweight exposure in the sector was the leading detractor from relative performance. The sector was the worst performing in the benchmark index with a double-digit negative return. The Portfolio underperformed the benchmark in the Consumer Staples sector due to stock selection. The key detractor within the sector during the period was specialty food maker Lancaster Colony. The stock pulled back after a strong gain in the second half of 2016 driven by EPS growth and multiple expansion. The Portfolio’s modest cash position, in a market environment that rose during period, was another detractor from relative performance.

Stock selection is based primarily on our bottom-up fundamental research process, and our long term investment horizon leads to relatively low turnover. Portfolio positioning overall did not change dramatically during the period, and we continued to maintain our exposure to industry group weights within a close margin of the benchmark index in order to control non stock-specific risks and maintain the characteristics of the asset class.

Juan Hartsfield

Clay Manley

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	10.79	21.68	15.07	8.44
Class B	10.63	21.26	14.77	8.16
Class E	10.72	21.46	14.89	8.27
Russell 2000 Growth Index	9.97	24.40	13.98	7.82

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Take-Two Interactive Software, Inc.	1.5
HealthEquity, Inc.	1.3
Fair Isaac Corp.	1.2
Martin Marietta Materials, Inc.	1.2
CoStar Group, Inc.	1.2
Exelixis, Inc.	1.2
Berry Global Group, Inc.	1.1
Knight Transportation, Inc.	1.1
Pool Corp.	1.1
Old Dominion Freight Line, Inc.	1.1

Top Sectors

% of Net Assets
Information Technology	28.1
Health Care	22.7
Industrials	15.6
Consumer Discretionary	11.0
Financials	8.9
Materials	4.0
Energy	3.6
Real Estate	1.8
Consumer Staples	1.6

BHFTI-2

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.84%	$1,000.00	$1,107.90	$4.39
	Hypothetical*	0.84%	$1,000.00	$1,020.63	$4.21

Class B(a)	Actual	1.09%	$1,000.00	$1,106.30	$5.69
	Hypothetical*	1.09%	$1,000.00	$1,019.39	$5.46

Class E(a)	Actual	0.99%	$1,000.00	$1,107.20	$5.17
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—97.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.5%
BWX Technologies, Inc.	212,500	$10,359,375
Orbital ATK, Inc.	99,913	9,827,443
TransDigm Group, Inc.	37,449	10,068,912

		30,255,730

Air Freight & Logistics—0.8%
Forward Air Corp.	184,852	9,848,915

Auto Components—0.7%
Visteon Corp. (a)	84,545	8,628,663

Banks—3.9%
BankUnited, Inc.	224,517	7,568,468
Cathay General Bancorp (b)	288,141	10,934,951
Cullen/Frost Bankers, Inc. (b)	119,541	11,226,095
MB Financial, Inc.	234,515	10,328,041
Sterling Bancorp	293,614	6,826,525

		46,884,080

Beverages—0.4%
Boston Beer Co., Inc. (The) - Class A (a) (b)	37,142	4,908,315

Biotechnology—5.8%
ACADIA Pharmaceuticals, Inc. (a)	309,629	8,635,553
Agios Pharmaceuticals, Inc. (a)	176,636	9,087,922
Exelixis, Inc. (a)	559,228	13,773,786
Halozyme Therapeutics, Inc. (a) (b)	800,394	10,261,051
Momenta Pharmaceuticals, Inc. (a)	531,365	8,980,068
Neurocrine Biosciences, Inc. (a) (b)	189,861	8,733,606
Repligen Corp. (a)	223,389	9,257,240

		68,729,226

Building Products—1.9%
A.O. Smith Corp.	211,029	11,887,264
Masonite International Corp. (a)	139,833	10,557,391

		22,444,655

Capital Markets—2.7%
Evercore Partners, Inc. - Class A	113,025	7,968,262
Financial Engines, Inc.	217,363	7,955,486
MarketAxess Holdings, Inc. (b)	58,091	11,682,100
WisdomTree Investments, Inc.	489,733	4,980,585

		32,586,433

Chemicals—1.6%
Ingevity Corp. (a)	160,481	9,211,610
PolyOne Corp.	263,541	10,209,578

		19,421,188

Commercial Services & Supplies—2.1%
Brink’s Co. (The)	175,438	11,754,346
Pitney Bowes, Inc.	415,620	6,275,862
Steelcase, Inc. - Class A	504,599	7,064,386

		25,094,594

Construction Materials—1.2%
Martin Marietta Materials, Inc.	64,189	14,287,188

Containers & Packaging—1.2%
Berry Global Group, Inc. (a)	239,115	13,631,946

Distributors—1.1%
Pool Corp.	111,817	13,146,325

Electrical Equipment—1.0%
Acuity Brands, Inc. (b)	55,648	11,312,125

Electronic Equipment, Instruments & Components—5.2%
Cognex Corp.	139,124	11,811,627
Littelfuse, Inc.	65,920	10,876,800
National Instruments Corp.	212,230	8,535,891
SYNNEX Corp.	66,721	8,003,851
Trimble, Inc. (a) (b)	288,497	10,290,688
Zebra Technologies Corp. - Class A (a)	123,057	12,369,690

		61,888,547

Energy Equipment & Services—0.7%
Patterson-UTI Energy, Inc.	425,577	8,592,400

Equity Real Estate Investment Trusts—1.8%
CubeSmart	271,709	6,531,884
Highwoods Properties, Inc.	142,812	7,241,997
Physicians Realty Trust	393,163	7,918,303

		21,692,184

Food Products—1.2%
B&G Foods, Inc. (b)	157,587	5,610,097
Lancaster Colony Corp.	69,511	8,523,439

		14,133,536

Health Care Equipment & Supplies—8.1%
Align Technology, Inc. (a)	74,538	11,189,645
Cantel Medical Corp. (b)	116,523	9,078,307
DexCom, Inc. (a) (b)	120,154	8,789,265
Halyard Health, Inc. (a) (b)	244,428	9,601,132
Hill-Rom Holdings, Inc.	125,041	9,954,514
ICU Medical, Inc. (a) (b)	50,744	8,753,340
Integra LifeSciences Holdings Corp. (a)	197,035	10,740,378
Nevro Corp. (a)	100,674	7,493,166
NuVasive, Inc. (a) (b)	128,325	9,870,759
NxStage Medical, Inc. (a)	441,221	11,061,410

		96,531,916

Health Care Providers & Services—3.7%
Chemed Corp. (b)	47,597	9,735,014
HealthEquity, Inc. (a) (b)	311,328	15,513,474
HealthSouth Corp.	199,864	9,673,418
Select Medical Holdings Corp. (a) (b)	559,092	8,582,062

		43,503,968

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.8%
Evolent Health, Inc. - Class A (a) (b)	359,846	$9,122,096

Hotels, Restaurants & Leisure—4.2%
Dunkin’ Brands Group, Inc.	175,589	9,678,466
Jack in the Box, Inc.	85,306	8,402,641
Penn National Gaming, Inc. (a)	521,575	11,161,705
Texas Roadhouse, Inc.	213,236	10,864,374
Wendy’s Co. (The)	626,920	9,723,529

		49,830,715

Household Durables—0.6%
CalAtlantic Group, Inc. (b)	191,396	6,765,849

Insurance—2.2%
American Equity Investment Life Holding Co.	343,424	9,025,183
American Financial Group, Inc.	105,398	10,473,399
RLI Corp. (b)	116,469	6,361,537

		25,860,119

Internet Software & Services—2.4%
CoStar Group, Inc. (a)	53,712	14,158,483
LogMeIn, Inc.	5,754	601,293
Pandora Media, Inc. (a) (b)	398,120	3,551,230
Q2 Holdings, Inc. (a) (b)	287,569	10,625,675

		28,936,681

IT Services—3.6%
Booz Allen Hamilton Holding Corp.	354,188	11,525,278
EPAM Systems, Inc. (a)	117,389	9,871,241
Euronet Worldwide, Inc. (a)	139,104	12,153,516
ExlService Holdings, Inc. (a)	164,213	9,126,959

		42,676,994

Leisure Products—0.9%
Brunswick Corp.	168,266	10,555,326

Life Sciences Tools & Services—2.2%
Bio-Techne Corp. (b)	88,594	10,409,795
Pacific Biosciences of California, Inc. (a) (b)	943,670	3,359,465
PerkinElmer, Inc.	172,655	11,764,712

		25,533,972

Machinery—4.3%
ITT, Inc.	230,007	9,241,681
John Bean Technologies Corp.	118,470	11,610,060
Lincoln Electric Holdings, Inc.	106,844	9,839,264
Timken Co. (The)	22,594	1,044,973
WABCO Holdings, Inc. (a)	72,473	9,241,032
Wabtec Corp. (b)	116,347	10,645,750

		51,622,760

Media—0.5%
IMAX Corp. (a)	242,227	5,328,994

Oil, Gas & Consumable Fuels—2.9%
Centennial Resource Development, Inc. - Class A (a) (b)	570,359	9,023,079
Energen Corp. (a)	194,578	9,606,316
Laredo Petroleum, Inc. (a)	587,080	6,176,082
Parsley Energy, Inc. - Class A (a)	346,621	9,618,733

		34,424,210

Pharmaceuticals—2.2%
Catalent, Inc. (a)	243,835	8,558,608
Nektar Therapeutics (a)	498,243	9,740,651
Prestige Brands Holdings, Inc. (a) (b)	154,738	8,171,714

		26,470,973

Road & Rail—2.2%
Knight Transportation, Inc. (b)	364,296	13,497,167
Old Dominion Freight Line, Inc.	133,744	12,737,778

		26,234,945

Semiconductors & Semiconductor Equipment—5.1%
Cavium, Inc. (a)	142,634	8,861,850
Integrated Device Technology, Inc. (a)	353,749	9,123,187
MKS Instruments, Inc.	129,213	8,696,035
Monolithic Power Systems, Inc.	121,902	11,751,353
Power Integrations, Inc.	144,477	10,532,373
Silicon Laboratories, Inc. (a) (b)	164,314	11,230,862

		60,195,660

Software—11.5%
Aspen Technology, Inc. (a)	223,750	12,364,425
CommVault Systems, Inc. (a)	204,773	11,559,436
Fair Isaac Corp.	103,990	14,497,246
Guidewire Software, Inc. (a)	179,814	12,355,020
Manhattan Associates, Inc. (a) (b)	188,715	9,069,643
MicroStrategy, Inc. - Class A (a)	52,918	10,142,793
Pegasystems, Inc. (b)	21,155	1,234,394
Proofpoint, Inc. (a) (b)	110,299	9,577,262
Qualys, Inc. (a) (b)	242,526	9,895,061
RealPage, Inc. (a)	281,880	10,133,586
Take-Two Interactive Software, Inc. (a)	245,966	18,048,985
Ultimate Software Group, Inc. (The) (a) (b)	59,905	12,583,644
Verint Systems, Inc. (a)	141,786	5,770,690

		137,232,185

Specialty Retail—1.1%
Five Below, Inc. (a) (b)	180,181	8,895,536
Urban Outfitters, Inc. (a) (b)	230,632	4,275,917

		13,171,453

Technology Hardware, Storage & Peripherals—0.3%
Cray, Inc. (a) (b)	188,137	3,461,721

Textiles, Apparel & Luxury Goods—2.0%
Carter’s, Inc.	90,136	8,017,597
G-III Apparel Group, Ltd. (a)	224,033	5,589,623

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Steven Madden, Ltd. (a)	246,525	$9,848,674

		23,455,894

Trading Companies & Distributors—0.7%
Watsco, Inc.	56,238	8,671,900

Total Common Stocks (Cost $842,757,451)		1,157,074,381

Short-Term Investment—3.0%

Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $35,535,581 on 07/03/17, collateralized by $36,270,000 U.S. Treasury Note at 0.875% due 03/31/18 with a value of $36,249,217.	35,535,226	35,535,226

Total Short-Term Investments (Cost $35,535,226)		35,535,226

Securities Lending Reinvestments (c)—10.0%

Certificates of Deposit—6.5%
ABN AMRO Bank NV Zero Coupon, 09/05/17	995,818	997,900
Bank of America N.A. 1.507%, 07/11/17 (d)	8,000,000	8,001,409
Bank of Nova Scotia 1.492%, 11/03/17 (d)	3,000,000	3,002,962
Canadian Imperial Bank 1.630%, 10/27/17 (d)	2,000,000	2,002,250
Cooperative Rabobank UA New York 1.555%, 10/13/17 (d)	1,500,000	1,501,730
1.558%, 10/13/17 (d)	2,000,000	2,002,713
Credit Industriel et Commercial 1.125%, 07/03/17	2,000,000	2,000,044
Credit Suisse AG New York 1.432%, 10/16/17 (d)	1,000,000	1,000,214
DG Bank New York 1.140%, 07/03/17	5,000,000	4,999,950
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	2,700,000	2,700,337
KBC Bank NV 1.200%, 07/18/17	1,500,000	1,500,000
1.250%, 08/08/17	1,000,000	1,000,030
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	5,000,000	4,999,950
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (d)	1,500,000	1,500,035

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd., New York 1.469%, 10/18/17 (d)	3,000,000	2,999,796
1.610%, 08/02/17 (d)	1,000,000	1,000,305
National Australia Bank London 1.480%, 11/09/17 (d)	4,500,000	4,503,645
Natixis New York 1.506%, 08/03/17 (d)	5,800,000	5,801,752
Norinchukin Bank New York 1.377%, 10/13/17 (d)	3,500,000	3,502,406
1.687%, 07/12/17 (d)	6,000,000	6,000,726
Royal Bank of Canada New York 1.555%, 10/13/17 (d)	1,500,000	1,501,517
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17 (d)	200,000	200,078
Sumitomo Mitsui Trust Bank, Ltd., New York
1.170%, 07/03/17	3,000,000	2,999,991
1.466%, 10/26/17 (d)	2,250,000	2,250,576
Toronto Dominion Bank New York 1.475%, 01/10/18 (d)	4,500,000	4,507,481
UBS, Stamford 1.722%, 07/31/17 (d)	1,901,942	1,901,085
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	2,600,000	2,602,324

		76,981,206

Commercial Paper—1.1%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	2,492,606	2,499,095
Commonwealth Bank Australia 1.522%, 10/23/17 (d)	3,500,000	3,503,690
ING Funding LLC 1.234%, 12/07/17 (d)	500,000	500,172
LMA S.A. & LMA Americas 1.150%, 07/07/17	999,776	999,872
1.180%, 07/11/17	997,050	999,668
Sheffield Receivables Co. 1.190%, 07/28/17	996,893	999,060
Westpac Banking Corp. 1.506%, 10/20/17 (d)	4,000,000	4,003,988

		13,505,545

Repurchase Agreements—2.1%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $259,453 on 07/03/17, collateralized by $270,062 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $264,618.	259,429	259,429

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $202,375 on 10/02/17, collateralized by various Common Stock with a value of $220,000.	200,000	$200,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $2,500,229 on 07/03/17, collateralized by $2,490,392 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $2,550,000.	2,500,000	2,500,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $4,500,450 on 07/03/17, collateralized by $4,575,300 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $4,590,014.	4,500,000	4,500,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $2,001,550 on 07/03/17, collateralized by $435 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $2,223,647.	2,000,000	2,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $1,507,268 on 09/29/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $4,369,649 on 10/02/17, collateralized by various Common Stock with a value of $4,730,000.	4,300,000	4,300,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $2,519,119 on 10/02/17, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	2,500,000

Repurchase Agreements—(Continued)
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $7,000,782 on 07/03/17, collateralized by $13,958,433 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $7,140,831.	7,000,000	7,000,000

		24,759,429

Time Deposits—0.3%
Australia New Zealand Bank 1.150%, 07/03/17	200,000	200,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	500,000	500,000
Shinkin Central Bank 1.330%, 07/25/17	2,000,000	2,000,000
Standard Chartered plc 1.200%, 07/03/17	1,300,000	1,300,000

		4,000,000

Total Securities Lending Reinvestments (Cost $119,205,829)		119,246,180

Total Investments—110.3% (Cost $997,498,506) (e)		1,311,855,787
Other assets and liabilities (net)—(10.3)%		(122,444,631)

Net Assets—100.0%		$1,189,411,156

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $116,633,121 and the collateral received consisted of cash in the amount of $119,193,514. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $997,498,506. The aggregate unrealized appreciation and depreciation of investments were $357,279,750 and $(42,922,469), respectively, resulting in net unrealized appreciation of $314,357,281.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,157,074,381	$—	$—	$1,157,074,381
Total Short-Term Investment*	—	35,535,226	—	35,535,226
Total Securities Lending Reinvestments*	—	119,246,180	—	119,246,180
Total Investments	$1,157,074,381	$154,781,406	$—	$1,311,855,787

Collateral for Securities Loaned (Liability)	$—	$(119,193,514)	$—	$(119,193,514)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,311,855,787
Receivable for:
Investments sold	4,289,384
Fund shares sold	63,409
Dividends and interest	481,747

Total Assets	1,316,690,327
Liabilities
Collateral for securities loaned	119,193,514
Payables for:
Investments purchased	5,857,841
Fund shares redeemed	1,054,608
Accrued Expenses:
Management fees	798,018
Distribution and service fees	86,974
Deferred trustees’ fees	115,181
Other expenses	173,035

Total Liabilities	127,279,171

Net Assets	$1,189,411,156

Net Assets Consist of:
Paid in surplus	$800,135,527
Accumulated net investment loss	(734,671)
Accumulated net realized gain	75,653,019
Unrealized appreciation on investments	314,357,281

Net Assets	$1,189,411,156

Net Assets
Class A	$760,053,959
Class B	414,230,605
Class E	15,126,592
Capital Shares Outstanding*
Class A	55,574,468
Class B	32,557,542
Class E	1,142,748
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.68
Class B	12.72
Class E	13.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $116,633,121.
(b)	Identified cost of investments was $997,498,506.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$4,097,936
Interest	10,387
Securities lending income	601,591

Total investment income	4,709,914
Expenses
Management fees	5,054,876
Administration fees	18,898
Custodian and accounting fees	31,585
Distribution and service fees—Class B	505,156
Distribution and service fees—Class E	11,014
Audit and tax services	20,657
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	36,346
Insurance	3,990
Miscellaneous	9,383

Total expenses	5,736,607
Less management fee waiver	(217,889)
Less broker commission recapture	(13,900)

Net expenses	5,504,818

Net Investment Loss	(794,904)

Net Realized and Unrealized Gain
Net realized gain on investments	76,077,215

Net change in unrealized appreciation on investments	46,893,141

Net realized and unrealized gain	122,970,356

Net Increase in Net Assets From Operations	$122,175,452

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(794,904)	$379,514
Net realized gain	76,077,215	122,157,876
Net change in unrealized appreciation	46,893,141	6,581,501

Increase in net assets from operations	122,175,452	129,118,891

From Distributions to Shareholders
Net realized capital gains
Class A	(77,108,557)	(135,106,459)
Class B	(44,692,768)	(71,218,353)
Class E	(1,564,406)	(2,714,547)

Total distributions	(123,365,731)	(209,039,359)

Increase in net assets from capital share transactions	13,932,971	2,599,255

Total increase (decrease) in net assets	12,742,692	(77,321,213)

Net Assets
Beginning of period	1,176,668,464	1,253,989,677

End of period	$1,189,411,156	$1,176,668,464

Accumulated undistributed net investment income (loss)
End of period	$(734,671)	$60,233

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	543,058	$7,903,820	1,209,986	$16,250,577
Reinvestments	5,673,919	77,108,557	10,765,455	135,106,459
Redemptions	(6,445,069)	(94,382,777)	(12,899,043)	(183,218,907)

Net decrease	(228,092)	$(9,370,400)	(923,602)	$(31,861,871)

Class B
Sales	955,121	$12,951,701	2,327,862	$29,873,186
Reinvestments	3,533,025	44,692,768	6,035,454	71,218,353
Redemptions	(2,569,697)	(34,744,647)	(5,220,759)	(67,749,426)

Net increase	1,918,449	$22,899,822	3,142,557	$33,342,113

Class E
Sales	53,606	$749,318	293,425	$3,959,042
Reinvestments	118,876	1,564,406	222,321	2,714,547
Redemptions	(137,093)	(1,910,175)	(420,822)	(5,554,576)

Net increase	35,389	$403,549	94,924	$1,119,013

Increase derived from capital shares transactions		$13,932,971		$2,599,255

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014		2013		2012
Net Asset Value, Beginning of Period	$13.74		$14.95	$19.62	$20.53		$15.67		$14.07

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)	0.06	(0.01)	0.05		(0.00	)(b)	0.07
Net realized and unrealized gain on investments	1.47		1.44	0.26	1.38		6.00		2.48

Total from investment operations	1.47		1.50	0.25	1.43		6.00		2.55

Less Distributions
Distributions from net investment income	0.00		0.00	(0.03)	0.00		(0.08)		0.00
Distributions from net realized capital gains	(1.53)		(2.71)	(4.89)	(2.34)		(1.06)		(0.95)

Total distributions	(1.53)		(2.71)	(4.92)	(2.34)		(1.14)		(0.95)

Net Asset Value, End of Period	$13.68		$13.74	$14.95	$19.62		$20.53		$15.67

Total Return (%) (c)	10.79	(d)	11.72	(1.42)	8.18		40.54		18.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(e)	0.88	0.87	0.87		0.87		0.87
Net ratio of expenses to average net assets (%) (f)(g)	0.84	(e)	0.86	0.85	0.86		0.85		0.86
Ratio of net investment income (loss) to average net assets (%)	(0.05	)(e)	0.43	(0.05)	0.26		(0.02)		0.48
Portfolio turnover rate (%)	9	(d)	28	29	28		18		28
Net assets, end of period (in millions)	$760.1		$766.8	$848.1	$1,075.7		$1,335.2		$1,263.5

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014		2013		2012
Net Asset Value, Beginning of Period	$12.90		$14.22	$18.90	$19.91		$15.23		$13.73

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.02	(0.05)	(0.00	)(b)	(0.05)		0.03
Net realized and unrealized gain on investments	1.37		1.37	0.26	1.33		5.83		2.42

Total from investment operations	1.35		1.39	0.21	1.33		5.78		2.45

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00		(0.04)		0.00
Distributions from net realized capital gains	(1.53)		(2.71)	(4.89)	(2.34)		(1.06)		(0.95)

Total distributions	(1.53)		(2.71)	(4.89)	(2.34)		(1.10)		(0.95)

Net Asset Value, End of Period	$12.72		$12.90	$14.22	$18.90		$19.91		$15.23

Total Return (%) (c)	10.63	(d)	11.43	(1.71)	7.91		40.17		18.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	(e)	1.13	1.12	1.12		1.12		1.12
Net ratio of expenses to average net assets (%) (f)(g)	1.09	(e)	1.11	1.10	1.11		1.10		1.11
Ratio of net investment income (loss) to average net assets (%)	(0.30	)(e)	0.16	(0.29)	(0.00	)(h)	(0.27)		0.22
Portfolio turnover rate (%)	9	(d)	28	29	28		18		28
Net assets, end of period (in millions)	$414.2		$395.1	$391.1	$417.0		$433.7		$330.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$13.35		$14.62	$19.29		$20.25	$15.47	$13.92

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.03	(0.03)		0.02	(0.03)	0.04
Net realized and unrealized gain on investments	1.43		1.41	0.25		1.36	5.93	2.46

Total from investment operations	1.42		1.44	0.22		1.38	5.90	2.50

Less Distributions
Distributions from net investment income	0.00		0.00	(0.00	)(i)	0.00	(0.06)	0.00
Distributions from net realized capital gains	(1.53)		(2.71)	(4.89)		(2.34)	(1.06)	(0.95)

Total distributions	(1.53)		(2.71)	(4.89)		(2.34)	(1.12)	(0.95)

Net Asset Value, End of Period	$13.24		$13.35	$14.62		$19.29	$20.25	$15.47

Total Return (%) (c)	10.72	(d)	11.55	(1.60)		8.04	40.34	18.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(e)	1.03	1.02		1.02	1.02	1.02
Net ratio of expenses to average net assets (%) (f)(g)	0.99	(e)	1.01	1.00		1.01	1.00	1.01
Ratio of net investment income (loss) to average net assets (%)	(0.20	)(e)	0.25	(0.19)		0.10	(0.16)	0.30
Portfolio turnover rate (%)	9	(d)	28	29		28	18	28
Net assets, end of period (in millions)	$15.1		$14.8	$14.8		$16.5	$16.6	$11.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment loss was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.02% for the six months ended June 30, 2017. (see Note 6 of the Notes to Financial Statements).
(h)	Ratio of net investment loss to average net assets was less than 0.01%.
(i)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTI-13

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and real estate investment trusts (“REITs”). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-14

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $35,535,226. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $24,759,429. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$101,533,118	$0	$201,461,341

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc., the subadviser to the Portfolio, that amounted to $6,134,253 in sales of investments, which are included above, and resulted in realized gains of $1,644,785.

During the six months ended June 30, 2017, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $9,992,612 in sales of investments, which are included above, and resulted in realized gains of $4,023,822.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$5,054,876	0.880%	First $500 million
	0.830%	Over $500 million

BHFTI-16

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $500 million

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 amounted to $123,975 and are included in the total amount shown as a management fee waiver in the Statement of Operations.

Effective January 1, 2017, the Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $93,914 was waived in the aggregate for the six months ended June 30, 2017 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2017 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$8,235

BHFTI-17

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$5,782,263	$41,524,934	$203,257,096	$287,646,132	$209,039,359	$329,171,066

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$161,450	$123,020,846	$267,384,825	$—	$390,567,121

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-18

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
80,553,341	2,575,430	5,433,963

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	83,018,091	5,544,642
Robert Boulware	83,004,961	5,557,772
Susan C. Gause	83,144,043	5,418,690
Nancy Hawthorne	83,138,095	5,424,639
Barbara A. Nugent	83,247,148	5,315,585
John Rosenthal	83,077,662	5,485,072
Linda B. Strumpf	83,064,050	5,498,683
Dawn M. Vroegop	83,087,814	5,474,919

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A and B shares of the JPMorgan Core Bond Portfolio returned 2.36% and 2.21%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 2.27%.

MARKET ENVIRONMENT / CONDITIONS

Risk assets continued their upward trajectory as the reflation trade persisted into the New Year. Consumer sentiment and business confidence levels soared, driving equity markets higher, as the Trump administration’s proposed initiatives of tax reform, infrastructure spending and deregulation were expected to spur growth. As the period progressed, skepticism on the timing and magnitude of the Trump agenda, along with political uncertainty in Europe, led the markets to pause. Despite political uncertainty, the global macroeconomic picture was solid as growth and inflation figures continued to improve. The Federal Reserve (the “Fed”) decided to raise rates another 25 basis points (“bps”) during the March Federal Open Market Committee (“FOMC”) meeting, noting strength in employment, stability in financial markets and a recent uptick in inflation.

Global growth continued its positive trajectory in the second quarter, which was rife with domestic and international political headline risks. Even as investors’ expectations for pro-growth policies in the second half of this year fizzled, risk assets continued to perform well. By the end of the quarter, markets were largely unaffected as investors shifted their focus away from Washington given few prospects that reform was going to be passed in the near term. Equity markets continued to reach record highs, and spread sectors tightened, even as the U.S. dollar continued to weaken. Weakening inflation expectations contributed to a flattening U.S. Treasury yield curve over the period. The Fed was more hawkish than markets expected, announcing details of a proposed winding down of its balance sheet that could begin this year; however, interest rate volatility remained very low.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s duration and yield curve positioning detracted from performance, as the Portfolio remained overweight in the belly of the curve (5-10 year maturities), underweight in the 20-plus year bucket, and held a shorter-duration posture versus the Index. Within Treasuries, the 30-year bellwether was the best performer, posting a return of 5.61% during the period. Investment-grade credit spreads tightened 14 bps over the period to finish at 109, according to the Bloomberg Barclays U.S. Corporate Index, which resulted in excess returns of 1.51% for the asset class. Financials across the capital structure remained the top outperformer in the U.S. Corporate Bond Index, outpacing duration-neutral Treasuries by 1.63%. The Portfolio’s underweight to credit was negative for performance, as the Portfolio remained roughly equal weight corporate credit, underweight non-corporate credit, and held a shorter yield curve posture within the sector.

The Portfolio’s mortgage-backed securities (“MBS”) allocation outperformed the MBS segment held in the Index. The Portfolio’s allocation to agency commercial mortgage-back securities (“CMBS”) was the main driver of returns during the period, particularly given the tight spread levels across “traditional” agency MBS sectors (pass-throughs and collateralized mortgage obligations). Overall, the MBS Index underperformed duration-neutral Treasuries by 21 bps, making MBS the worst-performing sector in the Bloomberg Barclays U.S. Aggregate Bond Index. Lower-coupon mortgages tended to outperform higher coupon mortgages as the yield curve flattened. For much of the period, the sector performed in line with changing market expectations around the Fed’s balance sheet reinvestment policy. The Fed has communicated its intention to start reducing its balance sheet holdings later this year, and the market currently expects this to begin in September. While the size of the overall tapering was in line with market expectations, market participants did not expect this level of clarity until the third quarter. Overall spread widening has not been significant; as markets viewed the Fed’s announced policy to be gradual and predictable. Furthermore, agency mortgages have been supported by relatively range-bound interest rates, low implied volatility, and spread tightening for competing asset classes, especially corporate bonds.

Within structured credit, the Portfolio’s overweight to asset-backed securities (“ABS”) and CMBS added to performance, as these sectors generated positive excess returns for the period. Investor demand remains strong with many new ABS issues being oversubscribed and spreads coming tighter than initial guidance. As of the end of June, we continued to see value in certain areas of the auto ABS market despite the continued negative headlines in the media. Additionally, we believed value remained in select consumer unsecured ABS and areas of the non-agency MBS market such as re-performing loan securities and non-performing loan securities.

Purchases during the period were made across most broad market sectors, with particular focus in corporates and ABS. The largest allocation of new purchases was within new issue and secondary market corporates (53.3% of new purchases). Significant amount of

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

investment was also made in ABS (16.3%). Final allocations for the

Portfolio at the end of the period were in line with current strategy: Treasury 24.1%, Agency 2.9%, MBS 36.2%, ABS 5.7%, CMBS 2.9%, and Credit 28.4%.

Barb Miller

Peter Simons

Richard Figuly

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
JPMorgan Core Bond Portfolio
Class A	2.36	-0.28	—	1.86
Class B	2.21	-0.52	1.77	2.70
Bloomberg Barclays U.S. Aggregate Bond Index	2.27	-0.31	2.21	4.10

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A and Class B shares are 2/28/2013 and 4/28/2008, respectively. Class C shares were converted to Class B shares effective 1/7/2013. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	58.2
Corporate Bonds & Notes	27.7
Asset-Backed Securities	8.8
Mortgage-Backed Securities	3.6
Foreign Government	1.0

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.44%	$1,000.00	$1,023.60	$2.21
	Hypothetical*	0.44%	$1,000.00	$1,022.61	$2.21

Class B(a)	Actual	0.69%	$1,000.00	$1,022.10	$3.46
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—58.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—32.1%
Fannie Mae 10 Yr. Pool
4.500%, 07/01/21	474,054	$485,659
Fannie Mae 20 Yr. Pool
4.000%, 02/01/31	1,687,752	1,789,732
6.000%, 07/01/28	357,443	401,881
Fannie Mae 30 Yr. Pool
3.500%, 07/01/42	1,261,064	1,297,550
3.500%, 08/01/42	768,038	789,312
4.000%, 06/01/47	2,000,000	2,150,461
4.500%, 02/01/40	562,572	610,712
5.000%, 09/01/35	1,295,511	1,421,841
6.000%, 12/01/39	434,309	492,527
Fannie Mae ARM Pool
1.490%, 07/01/24 (a)	5,000,000	4,978,754
1.500%, 09/01/24 (a)	3,000,000	2,985,725
1.520%, 11/01/23 (a)	4,669,572	4,679,367
1.540%, 09/01/24 (a)	3,783,208	3,789,032
1.695%, 01/01/21 (a)	921,155	925,615
Fannie Mae Benchmark REMIC (CMO)
5.500%, 06/25/37	1,187,564	1,324,538
Fannie Mae Grantor Trust
2.898%, 06/25/27	3,940,000	3,912,528
Fannie Mae Interest Strip (CMO)
4.500%, 11/25/20 (b)	217,870	6,740
Fannie Mae Pool
2.330%, 11/01/22	17,810,000	17,796,463
2.360%, 05/01/23	8,985,247	8,984,191
2.420%, 05/01/23	5,597,080	5,645,341
2.450%, 11/01/22	3,000,000	3,032,159
2.450%, 09/01/28	5,150,505	4,964,656
2.480%, 10/01/28	9,036,855	8,637,819
2.520%, 05/01/23	25,000,000	25,258,851
2.530%, 05/01/23	4,055,351	4,113,441
2.540%, 05/01/23	5,000,000	5,073,075
2.600%, 09/01/28	1,010,000	978,100
2.640%, 04/01/23	1,874,942	1,912,575
2.640%, 05/01/23	2,243,986	2,288,894
2.690%, 10/01/23	2,000,000	2,032,887
2.700%, 05/01/23	5,000,000	5,101,450
2.720%, 03/01/23	3,069,310	3,143,336
2.730%, 07/01/28	3,000,000	2,923,667
2.740%, 06/01/23	2,852,432	2,924,462
2.810%, 09/01/31	1,580,301	1,540,777
2.890%, 05/01/27	1,965,322	1,943,008
2.920%, 12/01/24	1,000,000	1,019,308
2.970%, 06/01/30	2,750,000	2,718,871
2.980%, 09/01/36	1,609,703	1,588,166
2.990%, 01/01/25	1,241,138	1,274,210
3.000%, 01/01/43	4,695,165	4,701,966
3.050%, 04/01/22	3,300,495	3,415,089
3.110%, 12/01/24	1,500,000	1,547,837
3.200%, 11/01/20	10,162,071	10,517,989
3.235%, 10/01/26	1,432,983	1,477,174
3.240%, 12/01/26	1,500,000	1,544,522
3.260%, 12/01/26	991,913	1,024,234
3.290%, 08/01/26	2,000,000	2,068,314

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool
3.340%, 02/01/27	1,500,000	1,573,032
3.380%, 12/01/23	2,000,000	2,103,112
3.430%, 10/01/23	11,670,655	12,293,767
3.440%, 11/01/21	3,871,068	4,063,513
3.450%, 01/01/24	993,791	1,049,126
3.490%, 09/01/23	3,901,676	4,122,146
3.500%, 08/01/26	423,928	433,682
3.500%, 02/01/33	4,965,525	5,166,054
3.500%, 05/01/33	5,233,285	5,445,497
3.500%, 12/01/42	6,115,738	6,305,002
3.500%, 03/01/43	7,452,250	7,692,836
3.500%, 05/01/43	24,516,303	25,305,152
3.500%, 06/01/43	6,003,540	6,196,792
3.500%, 07/01/43	3,546,974	3,661,419
3.500%, 08/01/43	8,157,418	8,420,613
3.550%, 02/01/30	1,500,000	1,572,918
3.560%, 03/01/24	7,162,814	7,602,145
3.563%, 01/01/21	10,903,272	11,432,426
3.630%, 10/01/29	1,447,059	1,526,659
3.670%, 07/01/23	2,500,000	2,674,659
3.729%, 06/01/18	1,535,671	1,550,972
3.730%, 07/01/22	5,672,651	6,005,745
3.760%, 10/01/23	1,446,419	1,543,631
3.760%, 11/01/23	1,100,000	1,175,183
3.770%, 12/01/20	2,234,554	2,354,970
3.817%, 05/01/22	7,802,102	8,266,695
3.970%, 07/01/21	4,591,823	4,900,132
4.000%, 10/01/32	1,658,465	1,760,733
4.000%, 12/01/40	508,066	539,055
4.000%, 07/01/42	3,031,748	3,214,103
4.260%, 12/01/19	2,654,986	2,787,270
4.330%, 04/01/20	3,733,282	3,946,806
4.770%, 06/01/19	3,306,281	3,474,277
5.855%, 10/01/17	873,244	880,650
Fannie Mae REMICS (CMO)
Zero Coupon, 09/25/43 (c)	2,244,237	1,817,944
Zero Coupon, 10/25/43 (c)	1,111,629	894,925
Zero Coupon, 12/25/43 (c)	2,475,745	2,028,241
1.226%, 03/25/27 (a)	331,620	331,804
1.716%, 05/25/35 (a)	2,261,115	2,261,103
1.716%, 10/25/42 (a)	1,154,369	1,161,213
1.816%, 10/25/43 (a)	2,583,300	2,604,326
1.816%, 12/25/43 (a)	2,952,910	2,976,507
2.116%, 03/25/38 (a)	374,092	381,657
2.216%, 08/25/32 (a)	883,005	909,217
3.500%, 02/25/43	6,451,493	6,672,718
5.000%, 03/25/40	7,782,546	8,492,534
5.314%, 01/25/41 (a) (b)	5,457,984	1,034,264
5.500%, 12/25/35	1,318,854	1,346,223
6.000%, 01/25/36	1,024,810	1,024,136
6.500%, 07/18/28	197,900	222,554
Fannie Mae-ACES (CMO)
2.207%, 01/25/22	10,000,000	9,970,255
2.280%, 12/27/22	9,391,000	9,353,435
2.488%, 05/25/26	1,600,000	1,555,297

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae-ACES (CMO)
2.569%, 12/25/26 (a)	4,800,000	$4,665,595
2.614%, 10/25/21 (a)	2,000,000	2,040,697
2.723%, 10/25/24	2,000,000	2,006,814
3.103%, 07/25/24 (a)	1,394,000	1,440,443
3.303%, 04/25/29	2,736,000	2,777,755
3.346%, 03/25/24 (a)	2,500,000	2,620,538
3.501%, 01/25/24 (a)	2,500,000	2,653,197
Freddie Mac 20 Yr. Gold Pool
3.500%, 03/01/32	1,451,153	1,515,170
Freddie Mac 30 Yr. Gold Pool 4.000%, 08/01/42	4,584,256	4,840,374
4.000%, 05/01/43	847,105	899,189
4.000%, 06/01/43	582,987	617,048
4.000%, 08/01/43	7,200,943	7,645,772
5.000%, 08/01/39	1,044,587	1,144,789
Freddie Mac ARM Non-Gold Pool 3.450%, 07/01/40 (a)	2,111,894	2,189,705
Freddie Mac Gold Pool 3.500%, 12/01/32	4,660,528	4,857,452
3.500%, 01/01/33	7,014,431	7,309,450
3.500%, 02/01/33	10,021,782	10,444,422
3.500%, 03/01/33	6,723,699	7,009,022
3.500%, 04/01/33	9,113,039	9,492,724
3.500%, 05/01/33	3,849,640	4,012,010
3.500%, 06/01/43	3,743,031	3,859,214
4.000%, 09/01/32	1,389,862	1,483,389
4.000%, 11/01/32	3,722,313	4,011,424
4.000%, 12/01/32	1,778,139	1,916,649
4.000%, 01/01/33	906,910	977,889
4.000%, 02/01/33	889,257	958,844
4.000%, 01/01/46	3,120,105	3,323,863
5.000%, 02/01/34	409,979	437,981
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 2.522%, 01/25/23	2,085,000	2,107,253
2.615%, 01/25/23	7,275,000	7,370,584
2.838%, 09/25/22	1,849,000	1,895,856
3.389%, 03/25/24	5,714,000	6,017,898
3.490%, 01/25/24	4,000,000	4,235,738
Freddie Mac REMICS (CMO) 1.609%, 08/15/42 (a)	5,693,545	5,765,185
1.839%, 11/15/37 (a)	1,050,339	1,063,988
1.859%, 03/15/24 (a)	554,767	557,635
2.509%, 03/15/38 (a)	600,000	643,907
3.000%, 02/15/26	1,915,000	1,979,633
3.500%, 08/15/39	3,021,860	3,136,338
3.500%, 06/15/48	6,353,718	6,571,933
5.000%, 08/15/35	1,650,000	1,821,794
5.211%, 10/15/37 (a) (b)	4,591,990	809,047
5.241%, 11/15/36 (a) (b)	2,667,441	286,288
5.750%, 06/15/35	6,969,478	7,884,150
6.000%, 07/15/35	5,514,025	6,060,707
6.000%, 03/15/36	2,941,099	3,418,709
6.500%, 05/15/28	441,032	493,548
6.500%, 03/15/37	903,142	1,023,863

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Strips (CMO)
Zero Coupon, 09/15/43 (c)	1,176,388	950,009
3.000%, 01/15/43	6,264,685	6,219,730
3.000%, 01/15/44	8,680,229	8,628,894
FREMF Mortgage Trust (CMO) 3.695%, 11/25/49 (144A) (a)	1,700,000	1,658,672
3.810%, 01/25/48 (144A) (a)	2,430,000	2,452,355
3.966%, 07/25/49 (144A) (a)	1,635,000	1,667,638
4.209%, 11/25/47 (144A) (a)	2,060,000	2,053,227
Ginnie Mae II ARM Pool 2.500%, 04/20/41 (a)	599,662	616,828
Ginnie Mae II Pool 4.376%, 06/20/63 (a)	8,781,107	9,244,570
4.455%, 05/20/63 (a)	13,972,569	14,683,144
4.462%, 05/20/63 (a)	10,127,360	10,630,315
4.494%, 04/20/63 (a)	4,777,069	5,026,888
Government National Mortgage Association (CMO)
1.293%, 08/20/60 (a)	116,849	116,834
1.293%, 11/20/62 (a)	155,237	155,218
1.333%, 12/20/62 (a)	2,218,426	2,203,359
1.393%, 02/20/62 (a)	5,149,891	5,151,872
1.403%, 03/20/63 (a)	737,044	733,570
1.413%, 02/20/63 (a)	1,661,025	1,652,076
1.443%, 02/20/63 (a)	7,032,538	7,010,063
1.463%, 03/20/63 (a)	3,593,102	3,584,163
1.463%, 07/20/64 (a)	4,037,579	4,026,909
1.463%, 09/20/64 (a)	1,674,084	1,668,705
1.473%, 04/20/63 (a)	8,167,777	8,149,358
1.493%, 01/20/63 (a)	2,397,720	2,402,291
1.493%, 04/20/63 (a)	6,378,700	6,367,241
1.493%, 06/20/64 (a)	5,207,423	5,197,244
1.493%, 07/20/64 (a)	2,440,271	2,435,551
1.543%, 04/20/62 (a)	656,108	657,724
1.593%, 04/20/64 (a)	13,263,689	13,295,759
1.593%, 05/20/64 (a)	9,351,543	9,377,529
1.643%, 07/20/63 (a)	5,868,796	5,890,703
1.643%, 01/20/64 (a)	1,404,746	1,410,069
1.643%, 02/20/64 (a)	4,873,340	4,891,468
1.643%, 03/20/64 (a)	1,722,706	1,731,120
1.650%, 02/20/63	14,663,911	14,601,202
1.650%, 04/20/63	8,697,056	8,588,022
1.683%, 02/20/64 (a)	2,041,529	2,055,446
1.693%, 09/20/63 (a)	4,068,231	4,089,057
1.712%, 09/20/37 (a)	294,562	295,888
1.743%, 09/20/63 (a)	4,103,230	4,131,266
1.993%, 12/20/66 (a)	1,647,540	1,679,475
4.488%, 04/20/43 (a)	2,174,808	2,294,046
4.500%, 01/16/25	1,068,733	1,179,063
4.725%, 11/20/42 (a)	8,763,820	9,476,811
5.000%, 12/20/33	1,675,540	1,846,673
5.000%, 09/20/38	3,939,448	4,051,914
5.000%, 06/16/39	634,474	678,614
5.000%, 07/20/39	3,332,286	3,690,571
5.000%, 10/20/39	3,598,649	4,057,160
5.219%, 06/20/40 (a)	4,028,576	4,396,710

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO)
5.500%, 02/20/33	87,254	$89,476
5.500%, 07/16/33 (b)	1,165,389	236,240

		768,988,134

Federal Agencies—2.1%
Residual Funding Corp. Principal Strip
Zero Coupon, 07/15/20	43,119,000	40,873,190
Tennessee Valley Authority 1.750%, 10/15/18	850,000	854,336
5.250%, 09/15/39	600,000	786,050
5.880%, 04/01/36	1,000,000	1,370,592
6.235%, 07/15/45	4,250,000	4,761,368
Tennessee Valley Authority Generic Strip
Zero Coupon, 03/15/32	1,000,000	600,901
Tennessee Valley Authority Principal Strip
Zero Coupon, 11/01/25	1,000,000	789,215
Zero Coupon, 06/15/35	750,000	397,380

		50,433,032

U.S. Treasury—24.0%
U.S. Treasury Bonds 2.750%, 08/15/42	3,300,000	3,263,905
2.750%, 11/15/42	1,250,000	1,235,156
2.875%, 05/15/43	4,000,000	4,038,752
3.125%, 11/15/41 (d)	3,480,000	3,684,993
3.125%, 02/15/43	2,500,000	2,641,210
3.500%, 02/15/39	1,450,000	1,638,217
3.625%, 08/15/43	2,400,000	2,760,938
3.875%, 08/15/40	4,230,000	5,033,535
4.250%, 05/15/39	200,000	250,539
4.250%, 11/15/40	2,000,000	2,513,282
4.375%, 02/15/38	18,100,000	23,061,246
4.375%, 11/15/39	25,650,000	32,692,720
4.375%, 05/15/40	4,200,000	5,360,250
4.375%, 05/15/41	1,200,000	1,538,203
4.500%, 05/15/38	1,000,000	1,294,805
4.500%, 08/15/39	6,000,000	7,772,814
5.250%, 11/15/28	7,000,000	9,011,408
5.250%, 02/15/29 (d)	500,000	645,684
5.500%, 08/15/28	15,000,000	19,613,085
6.000%, 02/15/26	12,525,000	16,237,974
6.125%, 08/15/29	5,000,000	6,966,210
U.S. Treasury Coupon Strips
Zero Coupon, 02/15/20	4,875,000	4,687,844
Zero Coupon, 05/15/20 (d)	2,475,000	2,367,632
Zero Coupon, 08/15/20	2,360,000	2,244,440
Zero Coupon, 02/15/21 (d)	25,050,000	23,518,819
Zero Coupon, 05/15/21	16,285,000	15,194,638
Zero Coupon, 08/15/21 (d)	3,095,000	2,872,175
Zero Coupon, 11/15/21 (d)	14,940,000	13,772,065
Zero Coupon, 02/15/22	3,975,000	3,639,232
Zero Coupon, 05/15/22 (d)	14,560,000	13,238,957
Zero Coupon, 08/15/22	6,000,000	5,418,096

U.S. Treasury—(Continued)
U.S. Treasury Coupon Strips
Zero Coupon, 11/15/22 (d)	6,250,000	5,609,369
Zero Coupon, 02/15/23	18,035,000	16,064,983
Zero Coupon, 05/15/23 (d)	57,400,000	50,816,105
Zero Coupon, 08/15/23 (d)	2,765,000	2,430,288
Zero Coupon, 11/15/23 (d)	2,300,000	2,007,286
Zero Coupon, 02/15/24	4,900,000	4,242,763
Zero Coupon, 08/15/24	2,500,000	2,133,850
Zero Coupon, 11/15/24	1,500,000	1,272,608
Zero Coupon, 02/15/25	2,000,000	1,683,618
Zero Coupon, 05/15/25 (d)	5,500,000	4,596,119
Zero Coupon, 08/15/25	648,000	538,150
Zero Coupon, 11/15/26	366,129	292,290
Zero Coupon, 08/15/27	400,000	312,078
Zero Coupon, 11/15/27	570,000	441,756
Zero Coupon, 05/15/28	3,030,000	2,311,687
Zero Coupon, 08/15/28	1,750,000	1,326,449
Zero Coupon, 05/15/29	1,000,000	740,236
Zero Coupon, 08/15/29	800,000	587,754
Zero Coupon, 11/15/29	1,000,000	729,058
Zero Coupon, 02/15/30	8,300,000	5,994,501
Zero Coupon, 05/15/30	700,000	502,685
Zero Coupon, 08/15/30	3,925,000	2,793,077
Zero Coupon, 11/15/30	4,400,000	3,107,500
Zero Coupon, 02/15/31 (d)	2,800,000	1,965,057
Zero Coupon, 05/15/31	10,500,000	7,290,139
Zero Coupon, 08/15/31	2,800,000	1,934,080
Zero Coupon, 11/15/31	3,000,000	2,053,884
Zero Coupon, 02/15/32	12,900,000	8,756,636
Zero Coupon, 05/15/32	12,800,000	8,627,034
Zero Coupon, 08/15/32 (d)	6,900,000	4,613,071
Zero Coupon, 08/15/33	400,000	259,226
Zero Coupon, 11/15/33	13,000,000	8,358,493
Zero Coupon, 02/15/34	4,400,000	2,804,402
Zero Coupon, 05/15/34	14,000,000	8,859,984
Zero Coupon, 08/15/34	5,000,000	3,136,835
Zero Coupon, 05/15/35	4,000,000	2,452,596
U.S. Treasury Inflation Indexed Bonds
2.375%, 01/15/25 (e)	648,550	738,849
U.S. Treasury Inflation Indexed Notes 0.125%, 01/15/22 (e)	1,620,390	1,617,966
U.S. Treasury Notes
1.750%, 01/31/23	7,100,000	7,012,081
1.750%, 05/15/23	2,500,000	2,462,890
2.000%, 11/30/20	7,000,000	7,082,306
2.000%, 10/31/21	3,000,000	3,024,024
2.000%, 08/15/25	4,000,000	3,932,032
2.125%, 08/31/20	6,000,000	6,096,564
2.125%, 01/31/21	2,000,000	2,030,782
2.125%, 08/15/21	21,000,000	21,295,302
2.125%, 05/15/25	12,000,000	11,924,532
2.500%, 08/15/23	2,300,000	2,360,465
2.625%, 08/15/20	7,000,000	7,219,569
2.625%, 11/15/20	22,500,000	23,222,452
2.750%, 02/15/24	2,300,000	2,393,079
3.125%, 05/15/21	27,000,000	28,406,943

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
3.625%, 02/15/21	32,000,000	$34,178,752

		574,853,059

Total U.S. Treasury & Government Agencies (Cost $1,384,031,758)		1,394,274,225

Corporate Bonds & Notes—27.7%

Aerospace/Defense—0.4%
Airbus Group Finance B.V.
2.700%, 04/17/23 (144A)	249,000	250,388
Airbus SE 3.150%, 04/10/27 (144A)	409,000	412,454
3.950%, 04/10/47 (144A)	150,000	154,003
BAE Systems Holdings, Inc. 4.750%, 10/07/44 (144A)	338,000	366,161
BAE Systems plc 4.750%, 10/11/21 (144A)	1,000,000	1,079,185
Carlyle Global Market Strategies CLO, Ltd. 1.000%, 07/15/19 (g)	178,168	176,387
Harris Corp. 3.832%, 04/27/25	600,000	619,225
4.854%, 04/27/35	500,000	547,479
L3 Technologies, Inc. 3.850%, 12/15/26	187,000	192,770
Lockheed Martin Corp. 3.100%, 01/15/23	193,000	197,457
4.500%, 05/15/36	450,000	490,763
6.150%, 09/01/36	236,000	306,727
Northrop Grumman Corp. 1.750%, 06/01/18 (d)	418,000	418,440
3.200%, 02/01/27	179,000	180,230
3.850%, 04/15/45	182,000	180,484
Northrop Grumman Systems Corp. 7.750%, 02/15/31	350,000	500,047
Rockwell Collins, Inc. 3.200%, 03/15/24	251,000	254,427
4.350%, 04/15/47	133,000	139,094
United Technologies Corp. 7.500%, 09/15/29	1,568,000	2,205,996

		8,671,717

Agriculture—0.1%
Bunge, Ltd. Finance Corp. 8.500%, 06/15/19	1,084,000	1,212,372

Airlines—0.2%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	323,231	335,352
American Airlines Pass-Through Trust 3.000%, 10/15/28	1,403,000	1,374,940
3.650%, 06/15/28	152,918	155,212
3.650%, 02/15/29	444,000	457,320
4.950%, 01/15/23	982,679	1,046,553

Airlines—(Continued)
United Airlines Pass-Through Trust 3.450%, 07/07/28 (d)	464,000	467,480
4.300%, 08/15/25	468,446	497,724

		4,334,581

Auto Manufacturers—0.9%
American Honda Finance Corp. 1.600%, 02/16/18 (144A)	700,000	700,638
2.300%, 09/09/26	236,000	222,881
2.900%, 02/16/24 (d)	450,000	455,824
BMW U.S. Capital LLC 2.250%, 09/15/23 (144A)	540,000	524,326
Daimler Finance North America LLC 1.875%, 01/11/18 (144A)	328,000	328,385
2.000%, 08/03/18 (144A)	300,000	300,765
2.250%, 07/31/19 (144A)	1,600,000	1,607,245
2.375%, 08/01/18 (144A)	378,000	380,420
2.875%, 03/10/21 (144A)	500,000	507,149
Ford Motor Co. 7.450%, 07/16/31	900,000	1,137,906
Ford Motor Credit Co. LLC 1.684%, 09/08/17	630,000	630,157
1.724%, 12/06/17	678,000	678,047
2.145%, 01/09/18	309,000	310,049
3.336%, 03/18/21	950,000	968,343
3.339%, 03/28/22	1,753,000	1,778,827
3.810%, 01/09/24	655,000	663,203
4.134%, 08/04/25	200,000	203,451
4.375%, 08/06/23	900,000	946,890
General Motors Co. 6.600%, 04/01/36	1,104,000	1,279,118
General Motors Financial Co., Inc. 3.450%, 01/14/22 (d)	700,000	711,135
3.450%, 04/10/22	682,000	693,183
3.700%, 05/09/23	683,000	693,558
3.950%, 04/13/24	1,200,000	1,217,042
4.000%, 01/15/25	200,000	200,851
4.000%, 10/06/26	910,000	904,733
4.300%, 07/13/25	1,360,000	1,387,133
4.350%, 01/17/27	437,000	442,379
Hyundai Capital America 2.400%, 10/30/18 (144A)	239,000	239,500
Nissan Motor Acceptance Corp. 1.800%, 03/15/18 (144A)	789,000	789,130
1.900%, 09/14/21 (144A)	98,000	95,675
2.650%, 09/26/18 (144A)	300,000	303,040
Toyota Motor Credit Corp. 1.375%, 01/10/18	700,000	700,373
1.450%, 01/12/18	206,000	206,121

		22,207,477

Banks—7.1%
ABN AMRO Bank NV 2.500%, 10/30/18 (144A)	1,160,000	1,169,058
4.750%, 07/28/25 (144A)	500,000	527,121

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
American Express Bank FSB 6.000%, 09/13/17	1,800,000	$1,814,702
ANZ New Zealand International, Ltd. 2.600%, 09/23/19 (144A)	1,300,000	1,309,880
2.850%, 08/06/20 (144A) (d)	250,000	253,716
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	200,000	206,361
Bank of America Corp. 2.000%, 01/11/18	2,740,000	2,744,192
2.250%, 04/21/20 (d)	312,000	312,127
2.600%, 01/15/19	1,225,000	1,236,536
2.625%, 10/19/20 (d)	485,000	489,890
2.650%, 04/01/19	660,000	667,948
3.300%, 01/11/23	5,118,000	5,218,814
3.705%, 04/24/28 (a)	2,500,000	2,518,312
4.000%, 01/22/25	1,071,000	1,089,651
4.125%, 01/22/24	1,780,000	1,878,357
4.250%, 10/22/26	520,000	535,484
5.000%, 05/13/21	330,000	360,072
5.625%, 07/01/20	1,000,000	1,095,106
6.000%, 09/01/17	360,000	362,476
6.400%, 08/28/17	1,276,000	1,285,061
6.500%, 07/15/18	997,000	1,042,564
Bank of Montreal 2.375%, 01/25/19	575,000	580,169
2.550%, 11/06/22	500,000	499,185
Bank of New York Mellon Corp. (The) 2.200%, 05/15/19	354,000	356,941
3.250%, 09/11/24	1,200,000	1,224,798
4.150%, 02/01/21	670,000	712,151
5.450%, 05/15/19	278,000	296,183
Bank of Nova Scotia (The) 1.450%, 04/25/18 (d)	300,000	299,692
1.850%, 04/14/20	700,000	695,906
1.875%, 09/20/21 (144A)	300,000	293,542
2.800%, 07/21/21	500,000	506,955
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 2.700%, 09/09/18 (144A)	1,000,000	1,008,903
4.100%, 09/09/23 (144A)	1,114,000	1,190,649
Barclays Bank plc 4.375%, 01/12/26	599,000	622,430
Barclays plc 3.650%, 03/16/25	254,000	252,737
3.684%, 01/10/23	386,000	396,058
4.836%, 05/09/28	275,000	281,130
BB&T Corp. 2.450%, 01/15/20	833,000	842,305
6.850%, 04/30/19	525,000	569,606
BNZ International Funding, Ltd. 2.350%, 03/04/19 (144A)	842,000	845,908
2.900%, 02/21/22 (144A)	300,000	303,001
BPCE S.A. 1.625%, 01/26/18	1,200,000	1,198,010
3.375%, 12/02/26	700,000	708,632
5.700%, 10/22/23 (144A)	400,000	445,080

Banks—(Continued)
Canadian Imperial Bank of Commerce 1.600%, 09/06/19	850,000	841,958
Capital One Financial Corp. 2.450%, 04/24/19	176,000	176,941
3.200%, 02/05/25	236,000	231,011
3.750%, 04/24/24	671,000	685,649
3.750%, 07/28/26	860,000	839,211
4.200%, 10/29/25	650,000	655,422
Capital One N.A. 1.500%, 03/22/18	500,000	499,081
2.400%, 09/05/19	300,000	301,069
Citigroup, Inc. 1.750%, 05/01/18	776,000	775,657
2.350%, 08/02/21	192,000	190,256
2.400%, 02/18/20 (d)	450,000	452,420
2.500%, 09/26/18	441,000	443,989
2.750%, 04/25/22	1,900,000	1,896,992
2.900%, 12/08/21	600,000	606,080
3.200%, 10/21/26	485,000	471,673
3.400%, 05/01/26 (d)	825,000	816,116
3.700%, 01/12/26	250,000	252,847
3.875%, 03/26/25	1,300,000	1,308,034
4.125%, 07/25/28	117,000	118,770
4.300%, 11/20/26	1,500,000	1,540,711
4.400%, 06/10/25	566,000	589,716
4.750%, 05/18/46	800,000	839,757
5.500%, 09/13/25	692,000	769,520
Citizens Financial Group, Inc. 2.375%, 07/28/21	110,000	109,049
4.300%, 12/03/25	193,000	201,223
Comerica, Inc. 3.800%, 07/22/26	1,116,000	1,128,542
Commonwealth Bank of Australia 2.000%, 09/06/21 (144A)	500,000	490,788
4.500%, 12/09/25 (144A) (d)	352,000	368,566
Cooperatieve Rabobank UA 3.875%, 02/08/22	700,000	742,621
4.375%, 08/04/25	250,000	262,166
4.625%, 12/01/23	872,000	939,698
Credit Agricole S.A. 4.125%, 01/10/27 (144A) (d)	677,000	707,787
4.375%, 03/17/25 (144A)	295,000	305,768
Credit Suisse AG 1.700%, 04/27/18	279,000	278,981
2.300%, 05/28/19	250,000	251,645
3.000%, 10/29/21	1,379,000	1,405,259
3.625%, 09/09/24	250,000	258,251
5.300%, 08/13/19	300,000	320,433
Credit Suisse Group AG 3.574%, 01/09/23 (144A)	250,000	256,184
Credit Suisse Group Funding Guernsey, Ltd. 3.750%, 03/26/25	970,000	980,042
4.550%, 04/17/26	433,000	459,974
Danske Bank A/S 2.000%, 09/08/21 (144A)	366,000	359,790
2.700%, 03/02/22 (144A)	372,000	374,388

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Deutsche Bank AG
3.125%, 01/13/21	77,000	$77,384
3.700%, 05/30/24	667,000	666,870
4.250%, 10/14/21 (d)	900,000	943,815
4.296%, 05/24/28 (a)	400,000	394,584
6.000%, 09/01/17	200,000	201,320
Discover Bank 4.200%, 08/08/23	2,143,000	2,253,913
Fifth Third Bancorp 8.250%, 03/01/38	500,000	745,635
Fifth Third Bank 2.375%, 04/25/19	650,000	654,329
Goldman Sachs Group, Inc. (The) 2.600%, 04/23/20	714,000	720,630
3.500%, 01/23/25	392,000	396,259
3.500%, 11/16/26	600,000	596,818
3.625%, 01/22/23	1,300,000	1,341,753
3.691%, 06/05/28 (a)	1,674,000	1,680,646
3.750%, 05/22/25	1,447,000	1,481,715
3.850%, 01/26/27	1,480,000	1,505,616
4.000%, 03/03/24	412,000	431,290
5.375%, 03/15/20	3,126,000	3,374,648
5.750%, 01/24/22	1,000,000	1,125,874
5.950%, 01/18/18	1,600,000	1,635,757
5.950%, 01/15/27 (d)	530,000	618,626
7.500%, 02/15/19	3,000,000	3,254,109
HSBC Bank plc 1.500%, 05/15/18 (144A)	821,000	820,082
4.750%, 01/19/21 (144A)	1,600,000	1,724,603
HSBC Holdings plc 2.650%, 01/05/22	2,940,000	2,933,220
3.600%, 05/25/23	550,000	568,376
3.900%, 05/25/26	200,000	206,440
4.041%, 03/13/28 (a)	240,000	248,587
4.250%, 08/18/25	300,000	308,192
4.375%, 11/23/26	1,006,000	1,043,847
HSBC USA, Inc. 1.625%, 01/16/18	500,000	500,168
Huntington Bancshares, Inc. 2.300%, 01/14/22	813,000	800,790
Industrial & Commercial Bank of China, Ltd. 2.351%, 11/13/17	626,000	627,833
2.452%, 10/20/21 (d)	750,000	737,440
ING Bank NV 1.650%, 08/15/19 (144A)	300,000	297,047
2.000%, 11/26/18 (144A)	284,000	284,236
5.800%, 09/25/23 (144A)	716,000	808,501
ING Groep NV 3.950%, 03/29/27	217,000	225,646
KeyCorp 5.100%, 03/24/21 (d)	896,000	980,348
Lloyds Banking Group plc 3.000%, 01/11/22	300,000	302,963
3.750%, 01/11/27 (d)	973,000	976,857
4.582%, 12/10/25	400,000	414,711

Banks—(Continued)
Macquarie Bank, Ltd. 1.600%, 10/27/17 (144A)	1,220,000	1,220,102
2.600%, 06/24/19 (144A)	979,000	987,278
2.850%, 07/29/20 (144A)	250,000	253,893
4.000%, 07/29/25 (144A)	250,000	261,521
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A) (d)	1,572,000	1,707,725
Manufacturers & Traders Trust Co. 6.625%, 12/04/17	970,000	989,736
Mitsubishi UFJ Financial Group, Inc. 2.527%, 09/13/23	250,000	244,902
Mizuho Bank, Ltd. 1.800%, 03/26/18 (144A)	484,000	484,315
3.600%, 09/25/24 (144A)	950,000	983,673
Morgan Stanley 1.875%, 01/05/18	517,000	517,617
2.750%, 05/19/22	250,000	249,946
3.625%, 01/20/27	700,000	705,033
3.700%, 10/23/24	500,000	513,129
3.875%, 04/29/24	700,000	727,502
5.000%, 11/24/25	1,269,000	1,379,984
5.500%, 01/26/20	1,430,000	1,542,521
5.500%, 07/28/21	807,000	894,846
5.625%, 09/23/19	3,030,000	3,255,177
5.750%, 01/25/21	2,500,000	2,766,085
6.625%, 04/01/18	1,757,000	1,819,391
National Australia Bank, Ltd. 2.400%, 12/09/19 (144A)	400,000	402,544
Nordea Bank AB 1.625%, 05/15/18 (144A)	1,400,000	1,400,319
4.875%, 01/27/20 (144A)	500,000	534,426
Northern Trust Corp. 3.375%, 08/23/21	300,000	312,727
3.375%, 05/08/32 (a)	251,000	250,892
PNC Financial Services Group, Inc. (The) 4.375%, 08/11/20	650,000	691,844
5.125%, 02/08/20	800,000	860,569
6.700%, 06/10/19	650,000	706,725
Regions Financial Corp. 3.200%, 02/08/21	268,000	274,006
Royal Bank of Canada 1.200%, 09/19/17	1,000,000	999,600
1.875%, 02/05/20	2,000,000	1,989,384
2.000%, 10/01/18	1,819,000	1,826,238
2.000%, 12/10/18	69,000	69,240
2.200%, 07/27/18	153,000	153,957
4.650%, 01/27/26	495,000	530,536
Santander Issuances S.A.U. 5.179%, 11/19/25	1,200,000	1,286,254
Skandinaviska Enskilda Banken AB 1.750%, 03/19/18 (144A)	402,000	402,145
Societe Generale S.A. 4.250%, 04/14/25 (144A)	500,000	507,013
Stadshypotek AB 1.875%, 10/02/19 (144A)	1,500,000	1,497,850

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Standard Chartered plc 5.200%, 01/26/24 (144A)	1,000,000	$1,067,221
State Street Corp. 3.100%, 05/15/23	407,000	414,229
3.700%, 11/20/23	1,608,000	1,701,486
Sumitomo Mitsui Financial Group, Inc. 2.442%, 10/19/21 (d)	318,000	316,666
2.846%, 01/11/22 (d)	900,000	909,942
3.010%, 10/19/26	212,000	207,440
Sumitomo Mitsui Trust Bank, Ltd. 2.050%, 10/18/19 (144A)	1,000,000	997,134
SunTrust Banks, Inc. 2.750%, 05/01/23	2,000,000	1,993,744
Toronto-Dominion Bank (The)
1.750%, 07/23/18	300,000	300,494
2.250%, 11/05/19	255,000	256,891
2.500%, 12/14/20	500,000	505,769
3.625%, 09/15/31 (a)	433,000	429,614
U.S. Bancorp 2.375%, 07/22/26	1,570,000	1,479,609
3.150%, 04/27/27	500,000	500,834
U.S. Bank N.A. 2.125%, 10/28/19	350,000	352,603
UBS Group Funding Switzerland AG 3.491%, 05/23/23 (144A)	762,000	779,604
4.125%, 09/24/25 (144A)	300,000	314,471
Wachovia Corp. 5.750%, 02/01/18	500,000	511,712
Wells Fargo & Co. 2.500%, 03/04/21 (d)	179,000	179,619
3.300%, 09/09/24 (d)	770,000	781,023
3.500%, 03/08/22 (d)	1,900,000	1,973,834
4.100%, 06/03/26	1,291,000	1,336,792
4.600%, 04/01/21	3,470,000	3,740,490
4.650%, 11/04/44	595,000	624,928
4.750%, 12/07/46	383,000	408,919
5.375%, 11/02/43	1,005,000	1,162,644
Wells Fargo Bank N.A. 6.000%, 11/15/17	2,491,000	2,530,413
Westpac Banking Corp. 1.375%, 05/30/18 (144A)	2,000,000	1,994,722
3.350%, 03/08/27	600,000	603,504
4.322%, 11/23/31 (a)	450,000	461,218

		169,701,126

Beverages—0.4%
Anheuser-Busch InBev Finance, Inc. 1.900%, 02/01/19	310,000	310,693
3.300%, 02/01/23	3,722,000	3,832,659
3.700%, 02/01/24	1,000,000	1,046,269
Beam Suntory, Inc. 3.250%, 05/15/22	760,000	778,321
Coca-Cola Femsa S.A.B. de C.V. 3.875%, 11/26/23	350,000	366,527

Beverages—(Continued)
Constellation Brands, Inc. 4.250%, 05/01/23	100,000	106,460
Dr Pepper Snapple Group, Inc. 3.430%, 06/15/27 (144A)	175,000	176,436
Heineken NV 3.400%, 04/01/22 (144A)	1,339,000	1,391,055
Molson Coors Brewing Co. 3.000%, 07/15/26	375,000	360,692
PepsiCo, Inc. 3.450%, 10/06/46	800,000	751,643

		9,120,755

Biotechnology—0.3%
Amgen, Inc. 3.625%, 05/15/22 (d)	100,000	104,448
3.625%, 05/22/24	873,000	910,673
4.563%, 06/15/48	2,696,000	2,836,621
5.700%, 02/01/19	100,000	106,005
Baxalta, Inc. 5.250%, 06/23/45	89,000	104,456
Biogen, Inc. 5.200%, 09/15/45	133,000	151,726
Celgene Corp. 3.250%, 08/15/22	490,000	503,728
3.625%, 05/15/24	591,000	612,187
3.950%, 10/15/20 (d)	500,000	525,772
5.700%, 10/15/40	165,000	190,167
Gilead Sciences, Inc. 2.500%, 09/01/23	79,000	77,830
3.250%, 09/01/22	630,000	651,459
3.500%, 02/01/25	115,000	118,018
3.650%, 03/01/26	115,000	118,258
3.700%, 04/01/24	704,000	731,869
4.000%, 09/01/36	201,000	199,872

		7,943,089

Building Materials—0.1%
CRH America Finance, Inc. 3.400%, 05/09/27 (144A)	214,000	214,012
Johnson Controls International plc 3.625%, 07/02/24	277,000	286,727
4.950%, 07/02/64	737,000	789,288
5.000%, 03/30/20	635,000	678,250
Martin Marietta Materials, Inc. 3.450%, 06/01/27	499,000	496,399

		2,464,676

Chemicals—0.5%
Agrium, Inc. 3.375%, 03/15/25	87,000	87,009
4.125%, 03/15/35	620,000	616,989
5.250%, 01/15/45 (d)	712,000	808,301
Air Liquide Finance S.A. 2.250%, 09/27/23 (144A) (d)	350,000	338,360

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
CF Industries, Inc. 4.500%, 12/01/26 (144A)	617,000	$634,372
7.125%, 05/01/20 (d)	1,000,000	1,105,000
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P. 3.400%, 12/01/26 (144A)	339,000	344,654
Dow Chemical Co. (The) 3.000%, 11/15/22	106,000	108,042
4.125%, 11/15/21	106,000	112,610
7.375%, 11/01/29	1,000,000	1,342,768
8.850%, 09/15/21	640,000	779,482
E.I. du Pont de Nemours & Co. 4.150%, 02/15/43	107,000	109,117
Monsanto Co. 4.700%, 07/15/64	100,000	100,717
Mosaic Co. (The) 4.250%, 11/15/23 (d)	1,980,000	2,083,427
5.450%, 11/15/33 (d)	1,163,000	1,226,996
Potash Corp. of Saskatchewan, Inc. 3.000%, 04/01/25 (d)	440,000	425,107
3.250%, 12/01/17	100,000	100,616
Praxair, Inc. 1.250%, 11/07/18 (d)	900,000	897,570
2.650%, 02/05/25	261,000	258,354
Rohm & Haas Co. 6.000%, 09/15/17	68,000	68,590
7.850%, 07/15/29	418,000	576,145
Sherwin-Williams Co. (The) 3.125%, 06/01/24	247,000	248,251
3.450%, 06/01/27	204,000	205,347

		12,577,824

Commercial Services—0.3%
Ecolab, Inc. 2.250%, 01/12/20	297,000	298,925
3.250%, 01/14/23	700,000	722,112
Equifax, Inc. 2.300%, 06/01/21	211,000	209,552
ERAC USA Finance LLC 3.850%, 11/15/24 (144A)	925,000	952,102
4.500%, 08/16/21 (144A)	1,740,000	1,863,296
7.000%, 10/15/37 (144A)	500,000	649,053
President & Fellows of Harvard College 3.300%, 07/15/56	714,000	682,919
Western Union Co. (The) 3.600%, 03/15/22	995,000	1,014,105
6.200%, 06/21/40	200,000	210,190

		6,602,254

Computers—0.4%
Apple, Inc. 2.150%, 02/09/22 (d)	540,000	536,471
2.400%, 05/03/23	1,679,000	1,665,786
2.450%, 08/04/26	519,000	496,275
2.850%, 05/11/24	409,000	410,982

Computers—(Continued)
Apple, Inc. 3.000%, 02/09/24	1,347,000	1,367,430
3.000%, 06/20/27	675,000	671,610
3.200%, 05/11/27	514,000	520,004
3.350%, 02/09/27	363,000	371,107
3.450%, 02/09/45	625,000	587,287
3.850%, 08/04/46	362,000	361,752
Dell International LLC / EMC Corp. 5.450%, 06/15/23 (144A)	1,001,000	1,086,255
6.020%, 06/15/26 (144A)	476,000	524,318
DXC Technology Co. 4.250%, 04/15/24 (144A)	310,000	320,735
HP Enterprise Services LLC 7.450%, 10/15/29	700,000	852,750
International Business Machines Corp. 6.500%, 01/15/28	300,000	380,704

		10,153,466

Distribution/Wholesale—0.0%
WW Grainger, Inc. 4.600%, 06/15/45	190,000	206,431

Diversified Financial Services—1.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.500%, 05/26/22	468,000	480,281
AIG Global Funding 1.650%, 12/15/17 (144A)	314,000	314,199
Air Lease Corp. 2.125%, 01/15/20	798,000	794,184
3.000%, 09/15/23	484,000	481,216
3.625%, 04/01/27	100,000	100,009
3.875%, 04/01/21 (d)	300,000	312,937
American Express Credit Corp.
2.125%, 03/18/19	116,000	116,556
2.250%, 08/15/19	500,000	504,307
2.375%, 05/26/20	500,000	504,579
2.600%, 09/14/20	115,000	116,679
Ameriprise Financial, Inc. 2.875%, 09/15/26 (d)	635,000	616,548
Blackstone Holdings Finance Co. LLC 6.625%, 08/15/19 (144A)	1,200,000	1,309,843
Capital One Bank USA N.A. 3.375%, 02/15/23	600,000	605,123
8.800%, 07/15/19	300,000	336,840
CDP Financial, Inc. 4.400%, 11/25/19 (144A)	600,000	634,058
CME Group, Inc. 3.000%, 03/15/25	440,000	443,931
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A)	439,000	442,049
GE Capital International Funding Co. 2.342%, 11/15/20	6,696,000	6,749,535
3.373%, 11/15/25	174,000	179,909
4.418%, 11/15/35	2,785,000	3,031,161

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
International Lease Finance Corp. 5.875%, 08/15/22	298,000	$336,430
8.625%, 01/15/22	850,000	1,046,666
Invesco Finance plc 4.000%, 01/30/24	500,000	530,365
Jefferies Group LLC 4.850%, 01/15/27	130,000	135,885
5.125%, 01/20/23	300,000	326,687
6.875%, 04/15/21	475,000	540,651
Legg Mason, Inc. 3.950%, 07/15/24 (d)	700,000	710,180
National Rural Utilities Cooperative Finance Corp. 2.950%, 02/07/24	210,000	211,986
Private Export Funding Corp. 2.800%, 05/15/22	1,000,000	1,032,051
3.550%, 01/15/24	7,383,000	7,898,481
Protective Life Global Funding 1.999%, 09/14/21 (144A)	750,000	730,013
Synchrony Financial 3.700%, 08/04/26	981,000	946,713
TD Ameritrade Holding Corp. 2.950%, 04/01/22	295,000	301,872

		32,821,924

Electric—1.9%
Alabama Power Co. 3.550%, 12/01/23	461,000	482,020
4.150%, 08/15/44	218,000	227,354
Arizona Public Service Co. 2.200%, 01/15/20	142,000	142,358
3.350%, 06/15/24	696,000	710,171
4.500%, 04/01/42	200,000	218,446
Baltimore Gas & Electric Co. 5.200%, 06/15/33	1,510,000	1,716,112
Berkshire Hathaway Energy Co. 2.400%, 02/01/20	364,000	367,166
3.750%, 11/15/23	1,736,000	1,826,095
6.125%, 04/01/36	333,000	427,809
CenterPoint Energy Houston Electric LLC 2.250%, 08/01/22	950,000	938,511
China Southern Power Grid International Finance BVI Co., Ltd. 3.500%, 05/08/27 (144A)	960,000	952,242
Cleveland Electric Illuminating Co. (The) 7.880%, 11/01/17	1,118,000	1,139,634
CMS Energy Corp. 3.875%, 03/01/24	170,000	177,821
8.750%, 06/15/19	885,000	994,092
Commonwealth Edison Co. 3.650%, 06/15/46	162,000	157,446
Consolidated Edison Co. of New York, Inc. 3.875%, 06/15/47	700,000	709,422
Consumers Energy Co. 4.350%, 08/31/64	191,000	197,168
5.650%, 04/15/20	200,000	220,176

Electric—(Continued)
Delmarva Power & Light Co. 4.150%, 05/15/45	500,000	528,790
Dominion Energy, Inc. 2.750%, 01/15/22	232,000	233,262
2.850%, 08/15/26 (d)	183,000	174,441
DTE Electric Co. 3.900%, 06/01/21	1,000,000	1,054,426
5.700%, 10/01/37	300,000	376,451
DTE Energy Co. 3.500%, 06/01/24	449,000	456,005
3.850%, 12/01/23	225,000	234,227
Duke Energy Carolinas LLC 4.300%, 06/15/20	619,000	660,154
6.000%, 01/15/38	600,000	792,937
Duke Energy Indiana LLC 3.750%, 05/15/46	350,000	344,988
Duke Energy Ohio, Inc. 3.800%, 09/01/23 (d)	815,000	865,949
Duke Energy Progress LLC 3.700%, 10/15/46	377,000	370,528
4.100%, 03/15/43	200,000	207,660
4.375%, 03/30/44	247,000	268,237
5.300%, 01/15/19	200,000	211,068
5.700%, 04/01/35	360,000	445,547
Enel Finance International NV 3.625%, 05/25/27 (144A)	480,000	475,365
Entergy Arkansas, Inc. 3.050%, 06/01/23	765,000	780,116
Entergy Corp. 2.950%, 09/01/26	194,000	185,767
Entergy Louisiana LLC 2.400%, 10/01/26	414,000	390,228
3.050%, 06/01/31	195,000	188,288
Entergy Mississippi, Inc. 2.850%, 06/01/28	170,000	164,770
Exelon Corp. 3.497%, 06/01/22	600,000	612,985
Exelon Generation Co. LLC 2.950%, 01/15/20	300,000	304,627
3.400%, 03/15/22 (d)	243,000	247,344
4.000%, 10/01/20	100,000	104,336
6.250%, 10/01/39	160,000	174,584
FirstEnergy Corp. 4.850%, 07/15/47	289,000	293,193
Florida Power & Light Co. 5.625%, 04/01/34	1,250,000	1,547,879
Fortis, Inc. 3.055%, 10/04/26	1,500,000	1,447,488
Indiana Michigan Power Co. 3.200%, 03/15/23	330,000	334,481
Jersey Central Power & Light Co. 6.150%, 06/01/37	200,000	240,076
Kansas City Power & Light Co. 3.150%, 03/15/23	604,000	609,262
5.300%, 10/01/41	315,000	368,202

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Massachusetts Electric Co. 4.004%, 08/15/46 (144A)	402,000	$405,675
MidAmerican Energy Co. 3.700%, 09/15/23	1,100,000	1,160,686
Nevada Power Co. 5.375%, 09/15/40	223,000	263,493
6.650%, 04/01/36	360,000	485,479
7.125%, 03/15/19 (d)	200,000	217,579
New York State Electric & Gas Corp. 3.250%, 12/01/26 (144A)	434,000	434,601
NextEra Energy Capital Holdings, Inc. 3.625%, 06/15/23	410,000	420,612
Niagara Mohawk Power Corp. 3.508%, 10/01/24 (144A)	305,000	315,497
Northern States Power Co. 6.250%, 06/01/36	200,000	264,057
6.500%, 03/01/28	628,000	774,725
Ohio Power Co. 5.375%, 10/01/21	305,000	339,567
6.600%, 02/15/33	258,000	327,755
Pacific Gas & Electric Co. 4.000%, 12/01/46	204,000	209,949
4.250%, 05/15/21	782,000	831,049
6.050%, 03/01/34	1,200,000	1,548,466
PacifiCorp 3.600%, 04/01/24	315,000	330,223
5.500%, 01/15/19	500,000	527,483
PPL Electric Utilities Corp. 2.500%, 09/01/22	300,000	298,945
4.125%, 06/15/44	208,000	216,828
Progress Energy, Inc. 7.000%, 10/30/31	200,000	264,796
PSEG Power LLC 2.450%, 11/15/18	568,000	570,006
4.300%, 11/15/23 (d)	201,000	211,858
Public Service Co. of Colorado 2.500%, 03/15/23	400,000	396,327
Public Service Co. of New Hampshire 3.500%, 11/01/23	272,000	284,029
Public Service Co. of Oklahoma 5.150%, 12/01/19	1,010,000	1,076,566
6.625%, 11/15/37	600,000	791,447
Public Service Electric & Gas Co. 3.800%, 01/01/43	700,000	704,956
Sierra Pacific Power Co. 3.375%, 08/15/23	556,000	571,137
Southern Co. (The) 2.150%, 09/01/19	855,000	855,383
Southern Power Co. 4.950%, 12/15/46	468,000	483,277
5.150%, 09/15/41	400,000	421,150
Southwestern Public Service Co. 4.500%, 08/15/41	250,000	275,560
State Grid Overseas Investment, Ltd. 1.750%, 05/22/18 (144A)	499,000	497,539

Electric—(Continued)
Toledo Edison Co. (The) 6.150%, 05/15/37	400,000	496,683
Tri-State Generation & Transmission Association, Inc. 4.250%, 06/01/46	206,000	202,990
Virginia Electric & Power Co. 2.750%, 03/15/23	400,000	401,272
2.950%, 01/15/22	489,000	499,178
3.450%, 02/15/24	102,000	105,285
4.450%, 02/15/44	126,000	137,656
6.000%, 05/15/37	685,000	878,840

		46,796,308

Electronics—0.1%
Arrow Electronics, Inc. 3.000%, 03/01/18	49,000	49,350
3.875%, 01/12/28	376,000	372,869
Koninklijke Philips NV 3.750%, 03/15/22	1,680,000	1,771,009

		2,193,228

Engineering & Construction—0.0%
Fluor Corp. 3.375%, 09/15/21 (d)	550,000	571,073

Environmental Control—0.0%
Republic Services, Inc. 5.500%, 09/15/19	650,000	697,842
Waste Management, Inc. 3.125%, 03/01/25	257,000	260,882

		958,724

Food—0.4%
Danone S.A. 2.589%, 11/02/23 (144A)	1,000,000	975,677
Kraft Heinz Foods Co. 3.950%, 07/15/25	260,000	267,350
5.000%, 07/15/35	1,400,000	1,513,929
6.125%, 08/23/18	700,000	733,293
6.500%, 02/09/40	400,000	500,398
6.875%, 01/26/39	731,000	940,193
Kroger Co. (The) 4.000%, 02/01/24	229,000	237,248
7.500%, 04/01/31	1,140,000	1,511,686
8.000%, 09/15/29	610,000	822,105
Smithfield Foods, Inc. 4.250%, 02/01/27 (144A)	169,000	172,894
Tyson Foods, Inc. 3.950%, 08/15/24	1,456,000	1,523,585

		9,198,358

Forest Products & Paper—0.1%
International Paper Co. 3.000%, 02/15/27 (d)	429,000	412,871

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Forest Products & Paper—(Continued)
International Paper Co. 7.300%, 11/15/39	350,000	$473,317
8.700%, 06/15/38	250,000	367,451

		1,253,639

Gas—0.4%
Atmos Energy Corp. 4.125%, 10/15/44	450,000	473,584
4.150%, 01/15/43	460,000	476,235
8.500%, 03/15/19	200,000	221,442
CenterPoint Energy Resources Corp. 4.500%, 01/15/21	429,000	450,511
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	345,000	332,978
Korea Gas Corp. 1.875%, 07/18/21 (144A)	400,000	388,063
Nisource Finance Corp. 4.800%, 02/15/44	162,000	175,490
6.250%, 12/15/40	200,000	250,314
Sempra Energy 2.875%, 10/01/22	1,625,000	1,628,996
3.550%, 06/15/24	709,000	726,381
4.050%, 12/01/23	1,054,000	1,111,741
Southern Co. Gas Capital Corp. 2.450%, 10/01/23	172,000	166,861
3.500%, 09/15/21	1,000,000	1,032,548
3.950%, 10/01/46	212,000	202,361
4.400%, 06/01/43	375,000	381,239
6.000%, 10/01/34	1,000,000	1,199,713
Southwest Gas Corp. 3.800%, 09/29/46	332,000	320,275

		9,538,732

Healthcare-Products—0.2%
Abbott Laboratories 3.875%, 09/15/25	464,000	477,237
Becton Dickinson & Co. 2.675%, 12/15/19	127,000	128,555
3.734%, 12/15/24	85,000	86,393
Covidien International Finance S.A. 2.950%, 06/15/23	377,000	380,281
Medtronic, Inc. 3.125%, 03/15/22	398,000	410,368
4.375%, 03/15/35	895,000	977,578
Stryker Corp. 4.100%, 04/01/43	600,000	597,619
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	286,000	278,103
3.150%, 01/15/23	1,066,000	1,084,514
4.150%, 02/01/24	515,000	549,230

		4,969,878

Healthcare-Services—0.3%
Aetna, Inc. 2.800%, 06/15/23	269,000	268,533
6.625%, 06/15/36	297,000	400,703
Anthem, Inc. 2.300%, 07/15/18	751,000	755,227
3.500%, 08/15/24	1,035,000	1,063,894
4.650%, 08/15/44	324,000	350,939
5.950%, 12/15/34	272,000	329,088
Laboratory Corp. of America Holdings 3.200%, 02/01/22	682,000	696,025
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	210,000	201,132
Quest Diagnostics, Inc. 3.450%, 06/01/26	140,000	140,267
4.750%, 01/30/20	400,000	425,879
Roche Holdings, Inc. 3.350%, 09/30/24 (144A)	660,000	681,135
Texas Health Resources 4.330%, 11/15/55	250,000	261,555
UnitedHealth Group, Inc. 2.875%, 03/15/23	250,000	253,839
4.625%, 07/15/35	320,000	359,656
5.800%, 03/15/36	675,000	854,534

		7,042,406

Holding Companies - Diversified—0.0%
Hutchison Whampoa International 11, Ltd. 4.625%, 01/13/22 (144A)	1,100,000	1,186,859

Household Products/Wares—0.0%
Kimberly-Clark Corp. 2.400%, 06/01/23 (d)	600,000	592,644

Insurance—1.3%
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	1,000,000	1,322,040
Allstate Corp. (The) 3.150%, 06/15/23	407,000	417,074
American International Group, Inc. 3.875%, 01/15/35	259,000	251,091
4.125%, 02/15/24	868,000	916,435
Aon plc 3.500%, 06/14/24	935,000	953,343
Arch Capital Finance LLC 5.031%, 12/15/46	306,000	340,194
Athene Global Funding 2.750%, 04/20/20 (144A)	844,000	845,845
4.000%, 01/25/22 (144A)	368,000	382,257
Berkshire Hathaway Finance Corp. 4.300%, 05/15/43	831,000	884,555
Berkshire Hathaway, Inc. 3.000%, 02/11/23	1,000,000	1,024,622
Chubb INA Holdings, Inc. 2.700%, 03/13/23	400,000	400,330
2.875%, 11/03/22	260,000	264,492

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Chubb INA Holdings, Inc. 3.150%, 03/15/25	131,000	$132,820
3.350%, 05/15/24	435,000	450,441
CNA Financial Corp. 6.950%, 01/15/18	550,000	564,372
7.350%, 11/15/19	500,000	558,743
Dai-ichi Life Insurance Co., Ltd. (The) 4.000%, 07/24/26 (144A) (a)	759,000	752,169
Great-West Lifeco Finance Delaware L.P. 4.150%, 06/03/47 (144A)	720,000	721,073
Guardian Life Insurance Co. of America (The) 4.850%, 01/24/77 (144A)	156,000	165,188
Jackson National Life Global Funding 3.050%, 04/29/26 (144A)	300,000	294,458
3.250%, 01/30/24 (144A)	460,000	466,096
Liberty Mutual Group, Inc. 4.950%, 05/01/22 (144A)	700,000	767,735
Liberty Mutual Insurance Co. 7.875%, 10/15/26 (144A)	500,000	653,324
8.500%, 05/15/25 (144A)	300,000	386,658
Lincoln National Corp. 4.200%, 03/15/22	350,000	372,464
6.250%, 02/15/20	800,000	877,518
Manulife Financial Corp. 4.061%, 02/24/32 (a) (d)	950,000	958,470
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	453,000	455,321
2.750%, 01/30/22	58,000	58,567
3.500%, 03/10/25	621,000	637,365
Massachusetts Mutual Life Insurance Co. 5.625%, 05/15/33 (144A)	720,000	857,167
7.625%, 11/15/23 (144A)	550,000	670,124
MassMutual Global Funding II 5.250%, 07/31/18 (144A)	880,000	912,971
Nationwide Mutual Insurance Co. 8.250%, 12/01/31 (144A)	1,000,000	1,430,582
9.375%, 08/15/39 (144A)	200,000	333,970
New York Life Global Funding 1.550%, 11/02/18 (144A)	317,000	316,452
Pacific Life Insurance Co. 9.250%, 06/15/39 (144A)	850,000	1,385,524
Pricoa Global Funding I 1.600%, 05/29/18 (144A)	1,678,000	1,677,544
Principal Financial Group, Inc. 3.125%, 05/15/23	250,000	251,992
Progressive Corp. (The) 2.450%, 01/15/27	600,000	568,966
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	2,150,000	2,840,574
Reliance Standard Life Global Funding II 2.500%, 01/15/20 (144A)	240,000	240,395
3.050%, 01/20/21 (144A)	149,000	150,675
Teachers Insurance & Annuity Association of America 4.270%, 05/15/47 (144A)	480,000	491,380
Voya Financial, Inc. 3.125%, 07/15/24	500,000	493,751
3.650%, 06/15/26 (d)	150,000	150,285

Insurance—(Continued)
XLIT, Ltd. 6.375%, 11/15/24	921,000	1,081,444

		31,128,856

Internet—0.2%
Amazon.com, Inc. 3.800%, 12/05/24 (d)	1,020,000	1,086,697
4.800%, 12/05/34	815,000	938,228
eBay, Inc. 2.600%, 07/15/22	1,990,000	1,972,492
4.000%, 07/15/42	700,000	616,135

		4,613,552

Iron/Steel—0.1%
Nucor Corp. 4.000%, 08/01/23	1,049,000	1,108,753
6.400%, 12/01/37	250,000	323,175
Vale Overseas, Ltd. 6.250%, 08/10/26	382,000	412,082
6.875%, 11/21/36	750,000	804,375

		2,648,385

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp. 2.750%, 08/20/21	360,000	364,553
3.250%, 12/01/24	393,000	402,900
3.750%, 11/24/23	769,000	815,862
7.150%, 02/15/19	1,000,000	1,084,176

		2,667,491

Machinery-Diversified—0.1%
Deere & Co. 8.100%, 05/15/30	600,000	869,344
Roper Technologies, Inc. 3.000%, 12/15/20	125,000	127,937
3.800%, 12/15/26 (d)	188,000	193,161
Xylem, Inc. 3.250%, 11/01/26	118,000	117,503
4.375%, 11/01/46	160,000	165,598

		1,473,543

Media—1.2%
21st Century Fox America, Inc. 3.700%, 10/15/25 (d)	700,000	717,467
6.150%, 02/15/41	500,000	631,082
6.550%, 03/15/33	370,000	466,327
6.900%, 03/01/19	900,000	970,563
CBS Corp. 3.700%, 08/15/24	874,000	896,845
4.850%, 07/01/42	255,000	266,222
4.900%, 08/15/44	135,000	141,779
5.900%, 10/15/40	125,000	148,428

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25	2,174,000	$2,348,614
5.375%, 05/01/47 (144A)	1,000,000	1,057,944
6.384%, 10/23/35	275,000	325,972
6.834%, 10/23/55	400,000	487,535
Comcast Corp. 4.200%, 08/15/34	556,000	588,777
4.250%, 01/15/33	1,880,000	2,003,648
6.500%, 11/15/35	308,000	408,325
COX Communications, Inc. 3.250%, 12/15/22 (144A)	1,010,000	1,007,886
4.800%, 02/01/35 (144A) (d)	1,100,000	1,075,691
Discovery Communications LLC 3.300%, 05/15/22	625,000	627,345
4.375%, 06/15/21	1,240,000	1,308,811
Grupo Televisa S.A.B. 6.125%, 01/31/46	200,000	222,242
Historic TW, Inc. 6.625%, 05/15/29	113,000	141,898
9.150%, 02/01/23	450,000	577,223
NBCUniversal Enterprise, Inc. 1.974%, 04/15/19 (144A)	1,000,000	1,003,488
NBCUniversal Media LLC 2.875%, 01/15/23 (d)	1,000,000	1,015,557
Sky plc 3.750%, 09/16/24 (144A)	431,000	442,719
TCI Communications, Inc. 7.125%, 02/15/28	801,000	1,058,617
Thomson Reuters Corp. 3.950%, 09/30/21	2,252,000	2,347,642
5.850%, 04/15/40	100,000	116,412
Time Warner Cable LLC 4.125%, 02/15/21	1,300,000	1,359,417
Time Warner, Inc. 3.550%, 06/01/24	2,970,000	3,009,563
Viacom, Inc. 3.250%, 03/15/23	222,000	220,037
3.875%, 04/01/24 (d)	380,000	387,082
4.850%, 12/15/34	410,000	407,480
6.875%, 04/30/36	798,000	932,434
Walt Disney Co. (The) 1.850%, 07/30/26 (d)	156,000	141,996
2.950%, 06/15/27	400,000	396,542
3.000%, 07/30/46	60,000	52,455

		29,312,065

Mining—0.1%
Barrick Gold Corp. 6.450%, 10/15/35	700,000	833,199
BHP Billiton Finance USA, Ltd. 2.875%, 02/24/22	157,000	160,192
3.850%, 09/30/23	1,000,000	1,064,250
5.000%, 09/30/43	414,000	479,076
Vale Canada, Ltd. 7.200%, 09/15/32	500,000	536,250

		3,072,967

Miscellaneous Manufacturing—0.3%
Eaton Corp. 6.950%, 03/20/19	282,000	304,811
General Electric Co. 3.100%, 01/09/23	287,000	297,628
3.450%, 05/15/24	393,000	412,967
4.375%, 09/16/20	1,060,000	1,137,782
5.500%, 01/08/20	616,000	670,975
6.000%, 08/07/19	673,000	731,419
6.750%, 03/15/32	254,000	348,149
Illinois Tool Works, Inc. 1.950%, 03/01/19	252,000	253,848
Ingersoll-Rand Global Holding Co., Ltd. 2.875%, 01/15/19	400,000	405,833
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	320,000	323,165
Parker-Hannifin Corp. 3.300%, 11/21/24	143,000	147,346
4.100%, 03/01/47 (144A)	250,000	261,234
4.450%, 11/21/44	333,000	364,312
Siemens Financieringsmaatschappij NV 3.125%, 03/16/24 (144A) (d)	500,000	507,928
3.300%, 09/15/46 (144A)	350,000	315,754
6.125%, 08/17/26 (144A)	800,000	984,380
Textron, Inc. 3.650%, 03/15/27	342,000	343,335

		7,810,866

Multi-National—0.1%
African Development Bank 8.800%, 09/01/19	1,275,000	1,450,922

Oil & Gas—2.1%
Anadarko Finance Co. 7.500%, 05/01/31	805,000	1,005,948
Anadarko Holding Co. 7.150%, 05/15/28	949,000	1,140,176
Anadarko Petroleum Corp. 8.700%, 03/15/19 (d)	1,600,000	1,764,658
Apache Corp. 3.250%, 04/15/22	870,000	882,683
5.100%, 09/01/40	650,000	664,066
BP Capital Markets plc 1.375%, 11/06/17	500,000	499,887
1.375%, 05/10/18	518,000	516,934
3.017%, 01/16/27 (d)	105,000	102,155
3.224%, 04/14/24	1,000,000	1,009,877
3.245%, 05/06/22	1,475,000	1,517,309
3.535%, 11/04/24 (d)	300,000	307,971
3.588%, 04/14/27	550,000	558,056
3.814%, 02/10/24	650,000	677,868
Canadian Natural Resources, Ltd. 1.750%, 01/15/18	500,000	499,959
3.900%, 02/01/25 (d)	512,000	515,161
5.850%, 02/01/35	150,000	166,361
6.450%, 06/30/33	200,000	231,139

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Cenovus Energy, Inc. 3.000%, 08/15/22 (d)	660,000	$631,057
6.750%, 11/15/39	1,100,000	1,155,551
Chevron Corp. 2.355%, 12/05/22	690,000	686,812
2.411%, 03/03/22	500,000	501,909
2.895%, 03/03/24	537,000	541,353
3.191%, 06/24/23	425,000	439,868
CNOOC Finance 2013, Ltd. 3.000%, 05/09/23	848,000	838,810
CNOOC Finance 2015 Australia Pty, Ltd. 2.625%, 05/05/20	393,000	394,023
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	897,795
Devon Energy Corp. 4.000%, 07/15/21 (d)	300,000	309,172
Ecopetrol S.A. 4.125%, 01/16/25 (d)	433,000	424,340
5.875%, 09/18/23	282,000	308,367
Encana Corp. 6.500%, 08/15/34	150,000	171,149
7.200%, 11/01/31	400,000	476,211
8.125%, 09/15/30	450,000	571,373
Eni USA, Inc. 7.300%, 11/15/27	480,000	599,027
EOG Resources, Inc. 4.100%, 02/01/21	880,000	923,008
5.100%, 01/15/36	314,000	344,468
Exxon Mobil Corp. 2.726%, 03/01/23	945,000	956,172
4.114%, 03/01/46	440,000	464,156
Hess Corp. 6.000%, 01/15/40	600,000	610,277
7.125%, 03/15/33	400,000	451,864
Marathon Oil Corp. 2.800%, 11/01/22 (d)	900,000	862,874
6.600%, 10/01/37 (d)	200,000	220,703
Marathon Petroleum Corp. 3.625%, 09/15/24	371,000	374,874
Nabors Industries, Inc. 4.625%, 09/15/21	1,975,000	1,875,855
5.000%, 09/15/20 (d)	300,000	299,250
Noble Energy, Inc. 3.900%, 11/15/24	500,000	513,782
5.625%, 05/01/21	218,000	224,248
6.000%, 03/01/41	360,000	402,836
Noble Holding International, Ltd. 5.750%, 03/16/18 (d)	48,000	48,291
Occidental Petroleum Corp. 3.000%, 02/15/27	350,000	340,816
Petro-Canada 5.950%, 05/15/35	210,000	251,615
9.250%, 10/15/21	243,000	306,554
Petroleos Mexicanos 4.625%, 09/21/23 (d)	800,000	809,600
4.875%, 01/18/24	317,000	321,089

Oil & Gas—(Continued)
Petroleos Mexicanos 5.625%, 01/23/46	738,000	654,237
6.375%, 01/23/45	918,000	895,050
6.500%, 03/13/27 (144A)	742,000	797,093
6.750%, 09/21/47	716,000	723,074
6.875%, 08/04/26	1,305,000	1,445,940
Shell International Finance B.V. 2.875%, 05/10/26 (d)	1,509,000	1,489,022
3.400%, 08/12/23	420,000	436,100
3.750%, 09/12/46	806,000	762,726
4.000%, 05/10/46	1,585,000	1,565,053
4.300%, 09/22/19	800,000	842,216
6.375%, 12/15/38	600,000	798,353
Sinopec Group Overseas Development 2013, Ltd. 4.375%, 10/17/23 (144A)	1,246,000	1,326,959
Statoil ASA 1.150%, 05/15/18	389,000	387,717
2.650%, 01/15/24 (d)	393,000	387,925
3.250%, 11/10/24	399,000	407,694
6.700%, 01/15/18	180,000	184,762
7.250%, 09/23/27	1,040,000	1,372,131
Suncor Energy, Inc. 3.600%, 12/01/24	678,000	693,728
5.950%, 12/01/34	668,000	804,745
Tosco Corp. 7.800%, 01/01/27	900,000	1,164,262
Total Capital International S.A. 2.700%, 01/25/23	815,000	819,163
3.700%, 01/15/24	654,000	688,055
Valero Energy Corp. 7.500%, 04/15/32	180,000	230,949

		50,486,311

Oil & Gas Services—0.2%
Baker Hughes, Inc. 5.125%, 09/15/40	360,000	411,312
Halliburton Co. 4.850%, 11/15/35	270,000	288,661
6.750%, 02/01/27	650,000	755,181
7.450%, 09/15/39	200,000	271,872
8.750%, 02/15/21	350,000	418,993
Schlumberger Investment S.A. 2.400%, 08/01/22 (144A)	600,000	593,707
3.300%, 09/14/21 (144A)	650,000	671,680
3.650%, 12/01/23	614,000	645,394

		4,056,800

Pharmaceuticals—0.7%
AbbVie, Inc. 2.850%, 05/14/23 (d)	200,000	199,554
3.200%, 11/06/22	556,000	570,266
3.600%, 05/14/25	1,787,000	1,822,854
4.300%, 05/14/36	27,000	27,478
4.500%, 05/14/35	2,340,000	2,467,846

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Allergan Funding SCS 3.850%, 06/15/24	1,038,000	$1,082,830
4.550%, 03/15/35	652,000	695,898
Allergan, Inc. 2.800%, 03/15/23	172,000	170,310
3.375%, 09/15/20	474,000	488,211
Bayer U.S. Finance LLC 2.375%, 10/08/19 (144A)	423,000	426,368
3.375%, 10/08/24 (144A)	472,000	483,283
Cardinal Health, Inc. 3.410%, 06/15/27	400,000	400,924
3.750%, 09/15/25	150,000	155,874
Express Scripts Holding Co. 3.000%, 07/15/23	900,000	893,812
3.500%, 06/15/24 (d)	300,000	302,620
4.800%, 07/15/46	156,000	158,679
Forest Laboratories LLC 5.000%, 12/15/21 (144A)	1,504,000	1,642,073
Mead Johnson Nutrition Co. 4.125%, 11/15/25	89,000	95,963
Medco Health Solutions, Inc. 4.125%, 09/15/20	800,000	837,787
Merck & Co., Inc. 2.400%, 09/15/22	343,000	345,783
2.800%, 05/18/23	625,000	636,847
3.700%, 02/10/45	60,000	59,835
Mylan NV 5.250%, 06/15/46	223,000	243,940
Mylan, Inc. 3.125%, 01/15/23 (144A)	300,000	298,474
Novartis Capital Corp. 3.400%, 05/06/24	863,000	900,559
Pfizer, Inc. 3.000%, 12/15/26 (d)	450,000	451,256
Sanofi 1.250%, 04/10/18	157,000	156,820
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23	445,000	441,072
Teva Pharmaceutical Finance Netherlands B.V. 2.800%, 07/21/23 (d)	1,137,000	1,105,897
4.100%, 10/01/46 (d)	60,000	55,265
Zoetis, Inc. 1.875%, 02/01/18	93,000	93,056
4.700%, 02/01/43	26,000	28,244

		17,739,678

Pipelines—1.3%
ANR Pipeline Co. 7.375%, 02/15/24	226,000	270,748
APT Pipelines, Ltd. 4.250%, 07/15/27 (144A)	687,000	703,300
Boardwalk Pipelines L.P. 4.450%, 07/15/27	132,000	135,144
4.950%, 12/15/24 (d)	833,000	882,464
5.950%, 06/01/26	191,000	212,681

Pipelines—(Continued)
Buckeye Partners L.P. 2.650%, 11/15/18	400,000	402,134
3.950%, 12/01/26 (d)	111,000	109,871
4.875%, 02/01/21	600,000	635,185
5.850%, 11/15/43	575,000	616,815
Enbridge, Inc. 3.700%, 07/15/27	538,000	537,602
5.500%, 12/01/46	350,000	391,479
Energy Transfer L.P. 3.600%, 02/01/23	114,000	114,528
4.050%, 03/15/25	273,000	274,096
4.200%, 04/15/27 (d)	308,000	307,905
4.900%, 02/01/24	244,000	257,476
6.050%, 06/01/41	1,167,000	1,241,365
6.500%, 02/01/42	134,000	149,683
EnLink Midstream Partners L.P. 4.150%, 06/01/25	261,000	257,741
5.600%, 04/01/44	201,000	202,891
Enterprise Products Operating LLC 3.350%, 03/15/23	417,000	428,186
3.750%, 02/15/25	515,000	530,348
3.900%, 02/15/24	662,000	688,565
4.950%, 10/15/54	179,000	185,771
5.100%, 02/15/45	379,000	416,184
6.875%, 03/01/33	150,000	190,100
Gulf South Pipeline Co. L.P. 4.000%, 06/15/22	200,000	205,942
Magellan Midstream Partners L.P. 4.200%, 12/01/42	269,000	254,061
4.250%, 02/01/21	659,000	694,092
5.150%, 10/15/43	201,000	218,198
6.400%, 07/15/18	1,420,000	1,483,510
MPLX L.P. 4.875%, 12/01/24	529,000	564,002
5.200%, 03/01/47	215,000	221,423
ONEOK Partners L.P. 3.200%, 09/15/18	145,000	146,697
3.375%, 10/01/22	44,000	44,403
4.900%, 03/15/25 (d)	1,000,000	1,070,685
5.000%, 09/15/23	96,000	103,732
6.650%, 10/01/36	950,000	1,143,311
Phillips 66 Partners L.P. 3.550%, 10/01/26	117,000	113,643
4.900%, 10/01/46	255,000	251,024
Plains All American Pipeline L.P. / PAA Finance Corp. 3.600%, 11/01/24	1,875,000	1,822,339
3.650%, 06/01/22	176,000	179,548
4.900%, 02/15/45	814,000	756,647
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	270,000	289,577
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	244,000	258,208
8.000%, 03/01/32	210,000	284,053

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Spectra Energy Capital LLC 3.300%, 03/15/23	308,000	$309,153
5.650%, 03/01/20	2,200,000	2,363,880
6.750%, 07/15/18 (d)	218,000	227,606
8.000%, 10/01/19	1,000,000	1,114,186
Sunoco Logistics Partners Operations L.P. 3.900%, 07/15/26	117,000	114,799
4.250%, 04/01/24	233,000	235,666
4.950%, 01/15/43	394,000	367,442
5.300%, 04/01/44	200,000	194,977
5.350%, 05/15/45	633,000	620,442
6.100%, 02/15/42	500,000	525,364
TC PipeLines L.P. 3.900%, 05/25/27	254,000	253,442
TransCanada PipeLines, Ltd. 2.500%, 08/01/22	350,000	349,568
3.750%, 10/16/23	910,000	954,740
7.125%, 01/15/19	490,000	527,424
7.250%, 08/15/38	200,000	278,332
Western Gas Partners L.P. 4.650%, 07/01/26	280,000	286,618
5.450%, 04/01/44	178,000	180,691
Williams Partners L.P. 3.900%, 01/15/25	262,000	264,878
Williams Partners L.P. / ACMP Finance Corp. 4.875%, 05/15/23	700,000	726,334

		30,142,899

Real Estate—0.1%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	632,000	620,822
Ontario Teachers’ Cadillac Fairview Properties Trust 3.125%, 03/20/22 (144A)	579,000	587,285
3.875%, 03/20/27 (144A)	603,000	617,995
ProLogis L.P. 3.750%, 11/01/25	89,000	92,654
4.250%, 08/15/23	114,000	123,066

		2,041,822

Real Estate Investment Trusts—0.9%
American Tower Corp. 2.250%, 01/15/22	500,000	487,536
3.375%, 10/15/26 (d)	287,000	280,798
3.500%, 01/31/23	790,000	810,211
AvalonBay Communities, Inc. 2.850%, 03/15/23	400,000	398,005
2.900%, 10/15/26 (d)	165,000	159,593
3.900%, 10/15/46	150,000	144,603
Boston Properties L.P. 2.750%, 10/01/26 (d)	300,000	283,251
3.800%, 02/01/24	500,000	518,708
3.850%, 02/01/23	800,000	841,658

Real Estate Investment Trusts—(Continued)
Brixmor Operating Partnership L.P. 3.850%, 02/01/25	500,000	493,436
Crown Castle International Corp. 4.000%, 03/01/27	166,000	170,861
4.875%, 04/15/22	835,000	912,176
DDR Corp. 4.700%, 06/01/27 (d)	226,000	226,133
Duke Realty L.P. 3.625%, 04/15/23	1,128,000	1,155,037
EPR Properties 4.500%, 06/01/27	497,000	499,981
Equity Commonwealth 5.875%, 09/15/20	800,000	855,546
ERP Operating L.P. 2.375%, 07/01/19 (d)	538,000	541,162
2.850%, 11/01/26 (d)	230,000	221,158
4.625%, 12/15/21	150,000	162,083
4.750%, 07/15/20	578,000	616,206
HCP, Inc. 3.400%, 02/01/25	303,000	298,363
3.875%, 08/15/24	1,986,000	2,024,683
Hospitality Properties Trust 4.650%, 03/15/24	225,000	234,157
4.950%, 02/15/27	353,000	368,616
Kimco Realty Corp. 3.800%, 04/01/27 (d)	600,000	600,110
Liberty Property L.P. 3.250%, 10/01/26	199,000	192,757
National Retail Properties, Inc. 3.600%, 12/15/26	453,000	449,311
Realty Income Corp. 3.000%, 01/15/27	410,000	388,312
4.650%, 03/15/47	225,000	234,137
Scentre Group Trust 1 / Scentre Group Trust 2 3.500%, 02/12/25 (144A)	720,000	722,659
Simon Property Group L.P. 2.750%, 02/01/23	200,000	199,226
4.375%, 03/01/21	1,185,000	1,261,982
UDR, Inc. 2.950%, 09/01/26	233,000	220,154
Ventas Realty L.P. 3.500%, 02/01/25	197,000	195,723
3.750%, 05/01/24	147,000	149,518
3.850%, 04/01/27	369,000	370,923
Ventas Realty L.P. / Ventas Capital Corp. 4.250%, 03/01/22	500,000	528,205
VEREIT Operating Partnership L.P. 4.600%, 02/06/24	960,000	1,002,663
Welltower, Inc. 4.000%, 06/01/25	300,000	310,188
4.500%, 01/15/24	1,024,000	1,092,825
5.250%, 01/15/22	600,000	658,724

		21,281,378

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—0.4%
Advance Auto Parts, Inc. 4.500%, 01/15/22	1,001,000	$1,064,480
AutoZone, Inc. 3.750%, 06/01/27 (d)	344,000	344,097
CVS Health Corp. 2.125%, 06/01/21 (d)	509,000	502,794
5.300%, 12/05/43	303,000	349,185
CVS Pass-Through Trust 5.773%, 01/10/33 (144A)	811,063	921,610
6.204%, 10/10/25 (144A)	676,513	756,442
8.353%, 07/10/31 (144A)	162,810	210,051
Darden Restaurants, Inc. 3.850%, 05/01/27	296,000	300,748
Home Depot, Inc. (The) 2.125%, 09/15/26	193,000	180,427
2.625%, 06/01/22	700,000	710,583
3.500%, 09/15/56	134,000	121,410
3.750%, 02/15/24	586,000	622,887
4.200%, 04/01/43 (d)	207,000	219,499
4.400%, 03/15/45	143,000	156,616
Lowe’s Cos., Inc. 3.120%, 04/15/22	900,000	930,668
3.125%, 09/15/24	276,000	282,272
Macy’s Retail Holdings, Inc. 3.625%, 06/01/24 (d)	559,000	513,565
4.375%, 09/01/23 (d)	154,000	151,331
6.375%, 03/15/37 (d)	357,000	363,821
McDonald’s Corp. 4.700%, 12/09/35	84,000	92,710
6.300%, 10/15/37	152,000	197,814
Target Corp. 3.500%, 07/01/24	484,000	501,314
Wal-Mart Stores, Inc. 3.300%, 04/22/24 (d)	575,000	600,389
Walgreen Co. 4.400%, 09/15/42	200,000	200,253
Walgreens Boots Alliance, Inc. 4.500%, 11/18/34	349,000	366,232

		10,661,198

Savings & Loans—0.0%
Nationwide Building Society 2.450%, 07/27/21 (144A)	200,000	199,867
4.000%, 09/14/26 (144A)	449,000	444,120

		643,987

Semiconductors—0.2%
Analog Devices, Inc. 3.125%, 12/05/23	293,000	296,126
4.500%, 12/05/36	336,000	348,153
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.625%, 01/15/24 (144A)	1,205,000	1,232,712
3.875%, 01/15/27 (144A)	1,121,000	1,151,155

Semiconductors—(Continued)
Intel Corp. 3.150%, 05/11/27	200,000	200,684
3.700%, 07/29/25	260,000	272,958
4.000%, 12/15/32	1,000,000	1,055,059
QUALCOMM, Inc. 2.600%, 01/30/23	69,000	68,748
3.250%, 05/20/27	627,000	628,433

		5,254,028

Software—0.5%
Microsoft Corp. 2.400%, 08/08/26	400,000	384,951
2.875%, 02/06/24	1,252,000	1,272,366
3.300%, 02/06/27	502,000	517,096
3.500%, 02/12/35	296,000	298,442
3.950%, 08/08/56	180,000	180,026
4.000%, 02/12/55	310,000	313,917
4.100%, 02/06/37	924,000	995,261
4.500%, 02/06/57	810,000	891,808
Oracle Corp. 2.500%, 10/15/22	3,410,000	3,428,393
3.850%, 07/15/36	800,000	827,008
3.900%, 05/15/35	230,000	237,010
4.300%, 07/08/34	1,676,000	1,818,478

		11,164,756

Telecommunications—1.7%
America Movil S.A.B. de C.V. 3.125%, 07/16/22 (d)	1,600,000	1,630,734
AT&T, Inc. 3.000%, 06/30/22	841,000	841,435
3.400%, 05/15/25	891,000	875,933
3.600%, 02/17/23	5,315,000	5,439,690
3.950%, 01/15/25	587,000	598,259
4.450%, 04/01/24	532,000	560,035
4.500%, 05/15/35	1,000,000	983,792
4.550%, 03/09/49	149,000	140,801
4.750%, 05/15/46	296,000	290,259
5.350%, 09/01/40	726,000	768,742
6.150%, 09/15/34 (d)	415,000	474,126
6.300%, 01/15/38	200,000	235,125
6.350%, 03/15/40 (d)	530,000	622,661
6.375%, 03/01/41	300,000	350,335
6.500%, 09/01/37	650,000	779,223
Cisco Systems, Inc. 3.000%, 06/15/22	278,000	285,787
3.625%, 03/04/24	700,000	740,398
5.900%, 02/15/39	900,000	1,170,264
Crown Castle Towers LLC 6.113%, 01/15/20 (144A)	1,000,000	1,075,092
Deutsche Telekom International Finance B.V. 3.600%, 01/19/27 (144A) (d)	480,000	488,365
8.750%, 06/15/30	500,000	741,540
Orange S.A. 9.000%, 03/01/31	400,000	605,025

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Qwest Corp. 6.875%, 09/15/33 (d)	587,000	$577,604
Rogers Communications, Inc. 4.100%, 10/01/23	736,000	780,675
8.750%, 05/01/32	940,000	1,349,689
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	1,869,000	1,885,354
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	210,000	212,220
4.103%, 03/08/27	588,000	607,490
5.134%, 04/27/20	551,000	594,253
5.213%, 03/08/47	547,000	590,613
Verizon Communications, Inc. 2.946%, 03/15/22 (144A)	1,712,000	1,723,895
3.000%, 11/01/21	1,500,000	1,519,865
3.450%, 03/15/21	534,000	552,486
4.125%, 03/16/27 (d)	400,000	413,112
4.400%, 11/01/34	1,263,000	1,251,451
4.522%, 09/15/48	369,000	349,108
4.672%, 03/15/55	339,000	317,368
4.812%, 03/15/39 (144A)	4,185,000	4,230,273
4.862%, 08/21/46	1,516,000	1,516,258
5.012%, 08/21/54	204,000	200,760
5.050%, 03/15/34	1,124,000	1,189,939
5.250%, 03/16/37	548,000	589,095
Vodafone Group plc 1.500%, 02/19/18	300,000	299,930
6.150%, 02/27/37	500,000	606,072

		41,055,131

Transportation—0.4%
Burlington Northern Santa Fe LLC 3.050%, 09/01/22	300,000	309,603
7.950%, 08/15/30	1,185,000	1,705,416
Burlington Northern, Inc. 8.750%, 02/25/22	812,000	1,022,079
Canadian Pacific Railway Co. 4.500%, 01/15/22	300,000	321,632
6.125%, 09/15/15	100,000	125,436
6.500%, 05/15/18	680,000	707,373
7.125%, 10/15/31	872,000	1,189,664
CSX Corp. 3.250%, 06/01/27	324,000	326,065
6.000%, 10/01/36	300,000	378,346
FedEx Corp. 3.900%, 02/01/35	382,000	379,165
4.100%, 04/15/43	100,000	98,884
Norfolk Southern Corp. 3.850%, 01/15/24	679,000	718,113
7.050%, 05/01/37	150,000	204,597
Ryder System, Inc. 2.450%, 09/03/19	555,000	560,049
Union Pacific Corp. 3.750%, 03/15/24	650,000	687,158

		8,733,580

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.500%, 06/15/19 (144A)	175,000	175,890
2.875%, 07/17/18 (144A)	80,000	80,802
3.375%, 02/01/22 (144A)	848,000	868,678
4.250%, 01/17/23 (144A) (d)	948,000	1,005,242

		2,130,612

Water—0.1%
American Water Capital Corp. 3.400%, 03/01/25	319,000	329,875
3.850%, 03/01/24	1,130,000	1,198,918

		1,528,793

Total Corporate Bonds & Notes (Cost $665,471,496)		663,419,161

Asset-Backed Securities—8.8%

Asset-Backed - Automobile—2.3%
Ally Auto Receivables Trust 1.240%, 11/15/18	115,446	115,442
American Credit Acceptance Receivables Trust 1.500%, 06/12/20 (144A)	1,332,923	1,331,352
1.700%, 11/12/20 (144A)	425,584	424,985
1.720%, 06/15/20 (144A)	906,365	905,902
2.910%, 02/13/23 (144A)	977,000	980,956
4.260%, 08/12/22 (144A)	867,000	881,735
AmeriCredit Automobile Receivables Trust 1.420%, 10/08/19	1,008,196	1,007,900
1.600%, 11/09/20	274,000	273,960
1.830%, 12/08/21	750,000	743,664
2.300%, 02/18/22	785,000	785,964
2.710%, 08/18/22	421,000	423,225
3.130%, 01/18/23	945,000	948,727
Carfinance Capital Auto Trust 1.440%, 11/16/20 (144A)	479,591	479,104
1.750%, 06/15/21 (144A)	285,321	285,290
2.720%, 04/15/20 (144A)	182,667	183,286
CarMax Auto Owner Trust 0.980%, 01/15/19	755,409	754,801
1.280%, 05/15/19	186,690	186,561
Carnow Auto Receivables Trust 2.260%, 05/15/19 (144A)	1,577,591	1,578,503
3.490%, 02/15/21 (144A)	1,550,000	1,556,629
CPS Auto Receivables Trust 1.310%, 02/15/19 (144A)	110,893	110,875
1.310%, 06/15/20 (144A)	191,775	191,316
1.490%, 04/15/19 (144A)	105,119	105,093
1.530%, 07/15/19 (144A)	178,461	178,371
1.820%, 09/15/20 (144A)	318,502	318,323
3.270%, 06/15/22 (144A)	1,050,000	1,058,806
3.770%, 08/17/20 (144A)	558,000	567,514
4.000%, 02/16/21 (144A)	223,000	227,514
4.350%, 11/16/20 (144A)	450,000	460,105

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Credit Acceptance Auto Loan Trust 2.560%, 10/15/25 (144A)	1,197,000	$1,200,632
3.040%, 12/15/25 (144A)	524,000	525,116
3.350%, 06/15/26 (144A)	489,000	488,992
3.480%, 02/17/26 (144A)	440,000	443,519
Drive Auto Receivables Trust 2.510%, 01/15/21 (144A)	563,000	565,114
2.560%, 06/15/20 (144A)	795,000	797,608
2.840%, 04/15/22	2,135,000	2,140,491
2.980%, 01/18/22 (144A)	898,000	904,523
3.840%, 03/15/23	2,425,000	2,434,975
4.120%, 07/15/22 (144A)	1,177,000	1,192,088
4.160%, 05/15/24 (144A)	1,195,000	1,215,044
4.180%, 03/15/24 (144A)	2,076,000	2,119,841
DT Auto Owner Trust 1.560%, 06/15/20 (144A)	314,682	314,355
2.020%, 08/17/20 (144A)	618,000	617,067
3.030%, 01/17/23 (144A)	1,823,000	1,824,152
3.550%, 11/15/22 (144A)	1,089,000	1,091,334
3.770%, 10/17/22 (144A)	1,068,400	1,075,894
Exeter Automobile Receivables Trust 2.210%, 07/15/20 (144A)	773,469	773,898
2.770%, 11/15/19 (144A)	295,577	296,226
2.840%, 08/16/21 (144A)	785,000	788,053
3.260%, 12/16/19 (144A)	335,000	337,085
3.950%, 12/15/22 (144A)	580,000	586,876
First Investors Auto Owner Trust 1.530%, 11/16/20 (144A)	818,190	816,817
1.670%, 11/16/20 (144A)	123,133	123,149
Flagship Credit Auto Trust 1.430%, 12/16/19 (144A)	133,349	133,355
1.630%, 06/15/20 (144A)	258,278	258,193
2.550%, 02/18/20 (144A)	162,280	162,489
2.710%, 11/15/22 (144A)	1,195,000	1,187,220
2.840%, 11/16/20 (144A)	892,000	897,772
3.950%, 12/15/20 (144A)	440,000	444,828
Ford Credit Auto Owner Trust 0.900%, 10/15/18	54,416	54,400
GLS Auto Receivables Trust 2.730%, 10/15/20 (144A)	900,760	900,764
4.390%, 01/15/21 (144A)	540,000	541,557
GM Financial Automobile Leasing Trust 1.530%, 09/20/18	362,550	362,651
1.730%, 06/20/19	503,000	503,509
Honda Auto Receivables Owner Trust 0.770%, 03/19/18	32,979	32,970
Hyundai Auto Receivables Trust 0.900%, 12/17/18	551,380	551,173
Nissan Auto Receivables Owner Trust 1.110%, 05/15/19	147,308	147,166
OneMain Direct Auto Receivables Trust 2.040%, 01/15/21 (144A)	348,147	348,535
4.580%, 09/15/21 (144A)	533,000	541,287
Prestige Auto Receivables Trust 3.910%, 11/15/22 (144A)	1,979,000	2,001,444

Asset-Backed - Automobile—(Continued)
Sierra Auto Receivables Securitization Trust 2.850%, 01/18/22 (144A)	350,495	350,663
Skopos Auto Receivables Trust 3.550%, 02/15/20 (144A)	76,248	76,290
Tricolor Auto Securitization Trust 5.090%, 05/15/20 (144A) (f)	2,040,912	2,039,677
Westlake Automobile Receivables Trust 1.570%, 06/17/19 (144A)	896,506	896,442
2.460%, 01/18/22 (144A)	1,036,000	1,033,333
2.700%, 10/17/22 (144A)	720,000	722,232
4.100%, 06/15/21 (144A)	500,000	508,037
World Omni Auto Receivables Trust 1.320%, 01/15/20	353,240	353,168

		54,787,907

Asset-Backed - Credit Card—0.1%
Continental Credit Card 4.560%, 01/15/23 (144A)	1,887,307	1,887,119

Asset-Backed - Home Equity—0.0%
Asset-Backed Securities Corp. Home Equity Loan Trust 1.966%, 02/25/35 (a)	254,870	253,929

Asset-Backed - Other—6.3%
AJAX Mortgage Loan Trust 4.125%, 10/25/56 (144A)	1,584,309	1,583,542
American Homes 4 Rent Trust 3.467%, 04/17/52 (144A)	1,200,922	1,238,828
3.678%, 12/17/36 (144A)	95,518	99,482
4.201%, 12/17/36 (144A)	400,000	417,312
4.290%, 10/17/36 (144A)	300,000	314,628
4.596%, 12/17/36 (144A)	250,000	263,919
5.036%, 10/17/45 (144A)	1,900,000	2,027,012
5.639%, 04/17/52 (144A)	500,000	537,254
6.231%, 10/17/36 (144A)	650,000	720,794
6.418%, 12/17/36 (144A)	300,000	336,645
American Tower Trust I 1.551%, 03/15/43 (144A)	1,145,000	1,142,671
3.070%, 03/15/48 (144A)	1,920,000	1,934,646
AXIS Equipment Finance Receivables LLC 2.210%, 11/20/21 (144A)	1,667,622	1,660,710
B2R Mortgage Trust 2.524%, 05/15/48 (144A)	901,526	895,200
BCC Funding XIII LLC 2.200%, 12/20/21 (144A)	1,636,374	1,635,946
CAM Mortgage Trust 3.220%, 08/01/57 (144A)	1,336,058	1,336,963
Camillo 5.000%, 12/05/23 (144A) (f)	3,574,776	3,566,956
CLUB Credit Trust 2.390%, 04/17/23 (144A)	933,000	933,712
Colony American Finance, Ltd. 2.554%, 11/15/48 (144A)	1,019,572	999,064
Conix Mortgage Asset Trust 4.704%, 12/25/47 (144A) (a) (f) (g)	1,078,519	115,725

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
COOF Securitization Trust, Ltd. 3.031%, 06/25/40 (144A) (a) (b)	2,056,760	$190,528
Engs Commercial Finance Trust 2.630%, 02/22/22 (144A)	887,041	885,723
FirstKey Lending Trust 2.553%, 03/09/47 (144A)	1,981,375	1,980,851
3.417%, 03/09/47 (144A)	1,442,000	1,447,296
GLC Trust 3.000%, 07/15/21 (144A)	170,203	168,075
GMAT Trust 6.967%, 11/25/43 (144A)	433,400	434,045
Gold Key Resorts LLC 3.220%, 03/17/31 (144A)	647,386	649,337
Goodgreen Trust 3.740%, 10/15/52 (144A)	717,832	726,230
Green Tree Agency Advance Funding Trust I 2.380%, 10/15/48 (144A)	733,000	729,965
3.122%, 10/15/48 (144A)	1,067,000	1,060,417
HERO Funding Trust 3.080%, 09/20/42 (144A)	1,088,206	1,103,510
4.460%, 09/20/47 (144A)	2,636,154	2,718,405
Hilton Grand Vacations Trust 2.660%, 12/26/28 (144A)	1,308,383	1,308,953
Kabbage Asset Securitization LLC 4.571%, 03/15/22 (144A)	6,515,000	6,664,802
KGS-Alpha SBA COOF Trust 0.602%, 05/25/39 (144A) (a) (b)	6,515,770	104,357
0.802%, 08/25/38 (144A) (a) (b)	6,681,744	146,591
1.668%, 03/25/39 (144A) (a) (b)	5,869,019	250,560
3.386%, 04/25/40 (144A) (a) (b)	1,700,064	140,332
LendingClub Issuance Trust 3.000%, 01/17/23 (144A)	552,369	554,093
3.750%, 06/15/22 (144A)	473,946	476,784
Lendmark Funding Trust 2.830%, 01/22/24 (144A)	1,512,000	1,511,690
LV Tower 52 Issuer LLC 5.750%, 02/15/23 (144A) (f)	2,609,347	2,622,394
7.750%, 02/15/23 (144A) (f)	1,346,089	1,352,820
Mariner Finance Issuance Trust 3.620%, 02/20/29 (144A)	1,631,000	1,643,640
Marlette Funding Trust 2.827%, 03/15/24 (144A)	3,087,757	3,098,848
3.060%, 01/17/23 (144A)	1,123,970	1,129,017
Murray Hill Marketplace Trust 4.190%, 11/25/22 (144A)	1,379,733	1,392,111
Nationstar HECM Loan Trust 2.013%, 08/25/26 (144A)	738,723	746,417
2.239%, 06/25/26 (144A) (a)	378,259	382,525
2.883%, 11/25/25 (144A)	165,803	165,856
2.942%, 05/25/27 (144A)	305,000	304,538
4.115%, 11/25/25 (144A)	786,000	786,252
New Residential Advance Receivables Trust 2.575%, 10/15/49 (144A)	1,720,000	1,708,840
New Residential Advance Receivables Trust Advance Receivables Backed Notes 3.020%, 10/15/49 (144A)	268,000	268,204
3.513%, 10/15/49 (144A)	625,000	625,999

Asset-Backed - Other—(Continued)
NRPL Trust 3.875%, 11/01/54 (144A)	918,201	914,603
NRZ Advance Receivables Trust Advance Receivables Backed 2.751%, 06/15/49 (144A)	882,000	875,082
Ocwen Master Advance Receivables Trust 2.521%, 08/17/48 (144A)	3,612,000	3,595,335
3.064%, 08/17/48 (144A)	1,374,073	1,373,992
3.211%, 11/15/47 (144A)	2,934,000	2,927,082
3.607%, 08/17/48 (144A)	980,777	963,829
4.196%, 11/15/47 (144A)	487,000	487,000
4.246%, 08/17/48 (144A)	1,776,686	1,751,878
4.687%, 11/15/47 (144A)	1,000,000	1,000,591
OnDeck Asset Securitization Trust II LLC 4.210%, 05/17/20 (144A)	632,000	633,102
7.630%, 05/17/20 (144A)	285,000	287,494
OneMain Financial Issuance Trust 2.430%, 06/18/24 (144A)	306,907	307,024
2.470%, 09/18/24 (144A)	1,340,813	1,342,557
3.020%, 09/18/24 (144A)	1,864,000	1,871,423
3.190%, 03/18/26 (144A)	2,877,000	2,905,677
3.240%, 06/18/24 (144A)	321,000	321,322
3.660%, 02/20/29 (144A)	1,785,000	1,826,761
3.850%, 03/18/26 (144A)	450,000	456,367
5.670%, 03/20/28 (144A)	2,505,000	2,567,625
6.000%, 02/20/29 (144A)	1,000,000	1,023,982
Oportun Funding II LLC 3.690%, 07/08/21 (144A)	3,332,000	3,363,869
Oportun Funding IV LLC 3.230%, 06/08/23 (144A)	1,187,000	1,193,283
4.850%, 11/08/21 (144A)	1,085,492	1,107,299
Oportun Funding LLC 3.280%, 11/08/21 (144A)	2,250,000	2,262,009
PFS Tax Lien Trust 1.440%, 05/15/29 (144A)	172,156	170,838
Prosper Marketplace Issuance Trust 2.560%, 06/15/23 (144A)	1,775,000	1,778,904
Purchasing Power Funding LLC 1.000%, 02/27/19 (144A) (f)	1,331,843	1,331,843
4.750%, 12/15/19 (144A)	2,000,000	2,006,876
RBSHD Trust 7.685%, 10/25/47 (144A) (f)	794,314	794,399
Renew Financial 3.670%, 09/20/52 (144A)	1,030,863	1,027,655
Rice Park Financing Trust 4.625%, 10/31/41 (144A) (f)	4,652,351	4,652,351
SoFi Consumer Loan Program LLC 3.090%, 10/27/25 (144A)	1,023,746	1,032,266
SpringCastle America Funding LLC 3.050%, 04/25/29 (144A)	3,059,571	3,077,592
Springleaf Funding Trust 3.160%, 11/15/24 (144A)	2,305,000	2,325,848
3.620%, 11/15/24 (144A)	725,000	731,060
SPS Servicer Advance Receivables Trust 2.530%, 11/16/48 (144A)	2,525,000	2,502,992

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Trafigura Securitisation Finance plc 2.109%, 10/15/18 (144A) (a) (f)	3,188,000	$3,185,186
Tricon American Homes Trust 2.589%, 11/17/33 (144A)	1,221,000	1,207,596
U.S. Residential Opportunity Fund Trust 3.475%, 07/27/36 (144A)	1,204,086	1,212,327
Upstart Securitization Trust 2.639%, 06/20/24 (144A)	1,555,000	1,554,600
Vericrest Opportunity Loan Trust LLC 3.250%, 05/25/47 (144A)	1,201,962	1,203,438
3.250%, 04/25/59 (144A)	1,959,000	1,957,251
3.500%, 03/25/47 (144A)	2,377,157	2,384,677
Vericrest Opportunity Loan Trust LLC 3.125%, 06/25/47 (144A)	2,288,000	2,288,000
3.375%, 04/25/47 (144A)	2,281,909	2,280,201
3.375%, 10/26/54 (144A)	254,685	255,252
3.500%, 10/25/46 (144A)	1,867,701	1,869,270
3.500%, 03/25/47 (144A)	1,135,294	1,137,169
3.500%, 02/25/55 (144A)	1,491,559	1,495,369
3.500%, 03/25/55 (144A)	1,164,085	1,168,347
3.625%, 02/25/47 (144A)	1,484,379	1,485,354
3.875%, 12/26/46 (144A)	2,078,326	2,091,310
3.875%, 04/25/55 (144A)	255,430	255,541
4.250%, 02/25/55 (144A)	498,459	498,588
Verizon Owner Trust 1.420%, 01/20/21 (144A)	250,000	248,763
1.920%, 12/20/21 (144A)	3,648,000	3,647,441
VM DEBT LLC 6.500%, 10/02/24 (144A) (f)	2,795,000	2,795,000
VML LLC 3.875%, 04/27/54 (144A)	126,670	126,531

		152,380,035

Asset-Backed - Student Loan—0.1%
Academic Loan Funding Trust 2.016%, 12/27/22 (144A) (a)	230,402	230,811
2.016%, 12/26/44 (144A) (a)	1,091,494	1,086,268

		1,317,079

Total Asset-Backed Securities (Cost $211,323,019)		210,626,069

Mortgage-Backed Securities—3.6%

Collateralized Mortgage Obligations—1.7%
Banc of America Funding Trust 3.175%, 05/20/34 (a)	1,065,018	1,076,949
Bear Stearns ALT-A Trust 1.856%, 07/25/34 (a)	1,719,251	1,699,502
Countrywide Alternative Loan Trust 1.896%, 08/25/34 (a)	169,736	169,473
Global Mortgage Securitization, Ltd. 1.536%, 11/25/32 (144A) (a)	584,495	546,511
HarborView Mortgage Loan Trust 3.083%, 05/19/34 (a)	1,313,761	1,328,420

Collateralized Mortgage Obligations—(Continued)
Homeowner Assistance Program Reverse Mortgage Loan Trust 4.000%, 05/26/53 (144A) (f)	1,366,369	1,359,537
Impac CMB Trust 1.956%, 11/25/34 (a)	3,193,546	3,097,698
JPMorgan Mortgage Trust 3.556%, 08/25/34 (a)	229,175	230,781
MASTR Asset Securitization Trust 5.500%, 12/25/33	613,775	623,820
Merrill Lynch Mortgage Investors Trust 1.676%, 04/25/29 (a)	620,291	597,446
1.716%, 05/25/29 (a)	1,438,722	1,407,274
1.836%, 10/25/28 (a)	686,240	667,490
1.856%, 10/25/28 (a)	1,298,516	1,273,466
2.094%, 01/25/29 (a)	799,508	755,171
Sequoia Mortgage Trust 1.812%, 12/20/34 (a)	1,671,845	1,644,853
1.852%, 01/20/34 (a)	877,245	853,122
1.872%, 07/20/33 (a)	1,068,113	1,000,349
1.892%, 10/20/34 (a)	1,709,886	1,629,774
1.972%, 04/20/33 (a)	909,309	863,097
Springleaf Mortgage Loan Trust 1.780%, 12/25/65 (144A) (a)	1,349,436	1,346,715
1.870%, 09/25/57 (144A) (a)	620,858	620,217
3.520%, 12/25/65 (144A) (a)	2,177,000	2,173,475
3.790%, 09/25/57 (144A) (a)	1,274,000	1,271,534
4.480%, 12/25/65 (144A) (a)	3,000,000	2,993,391
Structured Adjustable Rate Mortgage Loan Trust 3.438%, 06/25/34 (a)	584,547	583,917
Structured Asset Mortgage Investments Trust 2.109%, 05/19/33 (a)	1,539,288	1,515,376
Structured Asset Mortgage Investments Trust II 1.909%, 01/19/34 (a)	1,450,491	1,404,882
1.909%, 03/19/34 (a)	1,656,993	1,607,004
Structured Asset Securities Corp. Mortgage Loan Trust 1.816%, 10/25/27 (a)	347,482	341,162
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 3.348%, 11/25/33 (a)	958,690	958,080
Thornburg Mortgage Securities Trust 1.856%, 09/25/43 (a)	827,195	798,808
2.738%, 12/25/44 (a)	1,118,828	1,113,133
3.111%, 04/25/45 (a)	2,631,502	2,638,300
Wells Fargo Mortgage-Backed Securities Trust 3.312%, 03/25/35 (a)	1,553,765	1,588,692

		41,779,419

Commercial Mortgage-Backed Securities—1.9%
A10 Term Asset Financing LLC 2.620%, 11/15/27 (144A)	246,398	246,261
3.020%, 04/15/33 (144A)	147,549	147,438
4.380%, 11/15/27 (144A)	425,000	424,016
BAMLL Commercial Mortgage Securities Trust 4.354%, 08/15/46 (144A) (a)	1,200,000	1,129,672
BAMLL Re-REMIC Trust 1.844%, 09/27/44 (144A) (a)	2,704,000	2,629,024

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Banc of America Commercial Mortgage Trust 5.492%, 02/10/51	524,267	$524,969
BB-UBS Trust 2.892%, 06/05/30 (144A)	240,000	238,068
3.430%, 11/05/36 (144A)	2,950,000	3,020,388
Bear Stearns Commercial Mortgage Securities Trust 1.679%, 06/11/50 (144A) (a)	1,500,000	1,500,102
Citigroup Commercial Mortgage Trust 2.110%, 01/12/30 (144A)	511,944	512,626
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.249%, 07/10/45 (144A) (a) (b)	120,000,000	1,514,724
1.789%, 08/13/27 (144A) (a)	990,000	990,311
1.978%, 02/13/32 (144A) (a)	2,605,000	2,609,870
2.820%, 02/13/32 (144A) (a)	1,000,000	1,003,427
Commercial Mortgage Trust 3.086%, 04/12/35 (144A) (a)	1,871,000	1,893,988
4.353%, 08/10/30 (144A)	3,000,000	3,261,921
Credit Suisse Mortgage Capital Certificates 4.373%, 09/15/37 (144A)	1,000,000	943,989
GS Mortgage Securities Corp. II 2.706%, 12/10/27 (144A)	259,020	262,204
GS Mortgage Securities Corp. Trust 2.318%, 01/10/30 (144A)	733,000	734,824
3.551%, 04/10/34 (144A)	3,500,000	3,670,429
GS Mortgage Securities Trust 5.566%, 08/10/44 (144A) (a)	500,000	490,926
Hilton USA Trust 2.059%, 07/15/29 (144A) (a)	570,000	569,173
JPMorgan Chase Commercial Mortgage Securities Trust 5.716%, 02/15/51	2,109,015	2,120,790
Ladder Capital Commercial Mortgage Trust 3.985%, 02/15/36 (144A)	768,000	801,462
Morgan Stanley Bank of America Merrill Lynch Trust 3.669%, 02/15/47	3,000,000	3,127,272
Morgan Stanley Re-REMIC Trust 0.250%, 07/27/49 (144A)	1,500,000	1,405,800
2.000%, 07/27/49 (144A)	64,971	64,989
RBS Commercial Funding, Inc. Trust 3.260%, 03/11/31 (144A)	531,000	529,913
UBS-Barclays Commercial Mortgage Trust 3.244%, 04/10/46	2,228,000	2,284,693
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,400,000	1,428,861
3.808%, 12/13/29 (144A)	2,500,000	2,618,719
Wells Fargo Commercial Mortgage Trust 2.800%, 03/18/28 (144A) (a)	1,000,000	1,011,817
2.819%, 08/15/50	1,200,000	1,218,425
WF-RBS Commercial Mortgage Trust 4.346%, 03/15/45 (144A) (a)	300,000	275,968

		45,207,059

Total Mortgage-Backed Securities (Cost $86,106,141)		86,986,478

Foreign Government—1.0%
Security Description	Principal Amount*	Value

Electric—0.1%
Hydro-Quebec 8.050%, 07/07/24	1,100,000	1,443,408
9.400%, 02/01/21	845,000	1,034,565

		2,477,973

Provincial—0.0%
Province of Quebec Canada 7.125%, 02/09/24	200,000	249,738

Sovereign—0.9%
Colombia Government International Bonds 4.000%, 02/26/24 (d)	923,000	958,074
5.000%, 06/15/45	749,000	753,494
5.625%, 02/26/44	200,000	218,600
7.375%, 09/18/37	200,000	257,200
Israel Government AID Bonds Zero Coupon, 11/01/24	6,960,000	5,757,890
Zero Coupon, 02/15/25	2,000,000	1,639,286
Zero Coupon, 08/15/25	2,500,000	2,018,370
Mexico Government International Bonds 3.600%, 01/30/25	537,000	543,632
3.625%, 03/15/22 (d)	2,948,000	3,057,076
4.000%, 10/02/23	1,374,000	1,437,066
4.125%, 01/21/26 (d)	389,000	404,365
4.350%, 01/15/47	228,000	214,138
4.600%, 01/23/46	222,000	216,694
5.550%, 01/21/45	737,000	825,440
5.750%, 10/12/10	500,000	518,750
Panama Government International Bonds 4.000%, 09/22/24	323,000	339,150
Peruvian Government International Bonds 5.625%, 11/18/50 (d)	73,000	88,439
Poland Government International Bonds 4.000%, 01/22/24 (d)	930,000	994,639
Republic of South Africa Government Bond 5.875%, 09/16/25	384,000	412,891

		20,655,194

Total Foreign Government (Cost $23,484,268)		23,382,905

Short-Term Investment—0.3%

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $7,897,528 on 07/03/17, collateralized by $8,065,000 U.S. Treasury Note at 1.125% due 06/15/18 with a value of $8,058,322.	7,897,449	7,897,449

Total Short-Term Investments (Cost $7,897,449)		7,897,449

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (h)—4.6%

Security Description	Principal Amount*	Value

Certificates of Deposit—2.2%
ABN AMRO Bank NV
Zero Coupon, 09/05/17	995,818	$997,900
Bank of America N.A. 1.507%, 07/11/17 (a)	8,000,000	8,001,409
Bank of Nova Scotia Houston 1.492%, 11/03/17 (a)	4,000,000	4,003,949
Canadian Imperial Bank 1.630%, 10/27/17 (a)	1,500,000	1,501,687
Cooperative Rabobank UA New York 1.555%, 10/13/17 (a)	500,000	500,577
1.558%, 10/13/17 (a)	500,000	500,678
Credit Industriel et Commercial 1.125%, 07/03/17	2,000,000	2,000,044
Credit Suisse AG New York 1.432%, 10/16/17 (a)	500,000	500,107
DG Bank New York 1.140%, 07/03/17	4,000,000	3,999,960
DNB NOR Bank ASA 1.412%, 07/28/17 (a)	1,800,000	1,800,225
KBC Bank NV 1.250%, 08/08/17	1,000,000	1,000,030
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	2,000,000	1,999,980
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (a)	1,500,000	1,500,035
Mizuho Bank, Ltd., New York
1.469%, 10/18/17 (a)	2,000,000	1,999,864
1.610%, 08/02/17 (a)	1,000,000	1,000,305
National Australia Bank London 1.480%, 11/09/17 (a)	1,500,000	1,501,215
Natixis New York 1.506%, 08/03/17 (a)	5,100,000	5,101,540
Norinchukin Bank New York 1.377%, 10/13/17 (a)	1,000,000	1,000,688
Royal Bank of Canada New York 1.555%, 10/13/17 (a)	1,000,000	1,001,011
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17 (a)	2,600,000	2,601,011
Sumitomo Mitsui Trust Bank, Ltd., New York 1.170%, 07/03/17	3,000,000	2,999,991
1.466%, 10/26/17 (a)	1,500,000	1,500,384
UBS, Stamford 1.722%, 07/31/17 (a)	2,402,453	2,401,371
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (a)	1,700,000	1,701,520

		51,115,481

Commercial Paper—0.5%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	997,043	999,638
Commonwealth Bank Australia 1.522%, 10/23/17 (a)	2,000,000	2,002,108
ING Funding LLC 1.234%, 12/07/17 (a)	1,000,000	1,000,345

Commercial Paper—(Continued)
LMA S.A. & LMA Americas 1.150%, 07/07/17	2,499,441	2,499,681
1.180%, 07/11/17	498,525	499,834
National Australia Bank, Ltd. 1.563%, 12/06/17 (a)	1,500,000	1,502,027
Sheffield Receivables Co. 1.190%, 07/28/17	996,893	999,060
Westpac Banking Corp. 1.506%, 10/20/17 (a)	2,500,000	2,502,492

		12,005,185

Repurchase Agreements—1.7%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $495,067 on 07/03/17, collateralized by $515,310 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $504,923.	495,022	495,022
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $1,517,813 on 10/02/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $6,100,559 on 07/03/17, collateralized by $6,076,556 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $6,222,001.	6,100,000	6,100,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $7,300,730 on 07/03/17, collateralized by $7,422,153 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $7,446,022.	7,300,000	7,300,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $500,388 on 07/03/17, collateralized by $109 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $555,912.	500,000	500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $5,526,648 on 09/29/17, collateralized by various Common Stock with a value of $6,050,001.	5,500,000	5,500,000

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $2,540,494 on 10/02/17, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	$2,500,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $503,824 on 10/02/17, collateralized by various Common Stock with a value of $550,000.	500,000	500,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $12,001,340 on 07/03/17, collateralized by $23,928,742 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $12,241,425.	12,000,000	12,000,000
RBS Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $5,001,031 on 07/07/17, collateralized by $5,105,522 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $5,100,141.	5,000,000	5,000,000

		41,395,022

Time Deposits—0.2%
Shinkin Central Bank 1.330%, 07/25/17	1,000,000	1,000,000
Standard Chartered plc 1.200%, 07/03/17	2,800,000	2,800,000

		3,800,000

Total Securities Lending Reinvestments (Cost $108,291,954)		108,315,688

Total Investments—104.2% (Cost $2,486,606,085) (i)		2,494,901,975
Other assets and liabilities (net)—(4.2)%		(100,420,060)

Net Assets—100.0%		$2,394,481,915

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Interest only security.
(c)	Principal only security.
(d)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $105,518,286 and the collateral received consisted of cash in the amount of $108,285,194. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Principal amount of security is adjusted for inflation.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2017, the market value of restricted securities was $23,815,888, which is 1.0% of net assets. See details shown in the Restricted Securities table that follows.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent less than 0.05% of net assets.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(i)	As of June 30, 2017, the aggregate cost of investments was $2,486,606,085. The aggregate unrealized appreciation and depreciation of investments were $52,281,213 and $(43,985,323), respectively, resulting in net unrealized appreciation of $8,295,890.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $360,810,320, which is 15.1% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Camillo, 5.000%, 12/05/23	11/17/16	$3,574,776	$3,574,776	$3,566,956
Conix Mortgage Asset Trust, 4.704%, 12/25/47	05/16/13	1,078,519	1,078,519	115,725
Homeowner Assistance Program Reverse Mortgage Loan Trust, 4.000%, 05/26/53	05/03/13	1,366,369	1,346,959	1,359,537
LV Tower 52 Issuer LLC, 5.750%, 02/15/23	08/04/15	2,609,347	2,606,414	2,622,394
LV Tower 52 Issuer LLC, 7.750%, 02/15/23	08/04/15	1,346,089	1,345,190	1,352,820
Purchasing Power Funding LLC, 1.000%, 02/27/19	11/04/16	1,331,843	1,325,184	1,331,843
RBSHD Trust, 7.685%, 10/25/47	09/27/13	794,314	794,314	794,399
Rice Park Financing Trust, 4.625%, 10/31/41	11/30/16	4,652,351	4,637,731	4,652,351
Trafigura Securitisation Finance plc, 2.109%, 10/15/18	01/30/14	3,188,000	3,188,000	3,185,186
Tricolor Auto Securitization Trust, 5.090%, 05/15/20	02/21/17	2,040,912	2,040,912	2,039,677
VM DEBT LLC, 6.500%, 10/02/24	03/23/17	2,795,000	2,788,012	2,795,000

				$23,815,888

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,394,274,225	$—	$1,394,274,225
Corporate Bonds & Notes
Aerospace/Defense	—	8,495,330	176,387	8,671,717
Agriculture	—	1,212,372	—	1,212,372
Airlines	—	4,334,581	—	4,334,581
Auto Manufacturers	—	22,207,477	—	22,207,477
Banks	—	169,701,126	—	169,701,126
Beverages	—	9,120,755	—	9,120,755
Biotechnology	—	7,943,089	—	7,943,089
Building Materials	—	2,464,676	—	2,464,676
Chemicals	—	12,577,824	—	12,577,824
Commercial Services	—	6,602,254	—	6,602,254
Computers	—	10,153,466	—	10,153,466
Distribution/Wholesale	—	206,431	—	206,431
Diversified Financial Services	—	32,821,924	—	32,821,924
Electric	—	46,796,308	—	46,796,308
Electronics	—	2,193,228	—	2,193,228
Engineering & Construction	—	571,073	—	571,073
Environmental Control	—	958,724	—	958,724
Food	—	9,198,358	—	9,198,358
Forest Products & Paper	—	1,253,639	—	1,253,639
Gas	—	9,538,732	—	9,538,732
Healthcare-Products	—	4,969,878	—	4,969,878
Healthcare-Services	—	7,042,406	—	7,042,406
Holding Companies-Diversified	—	1,186,859	—	1,186,859
Household Products/Wares	—	592,644	—	592,644
Insurance	—	31,128,856	—	31,128,856
Internet	—	4,613,552	—	4,613,552
Iron/Steel	—	2,648,385	—	2,648,385
Machinery-Construction & Mining	—	2,667,491	—	2,667,491
Machinery-Diversified	—	1,473,543	—	1,473,543
Media	—	29,312,065	—	29,312,065
Mining	—	3,072,967	—	3,072,967
Miscellaneous Manufacturing	—	7,810,866	—	7,810,866
Multi-National	—	1,450,922	—	1,450,922
Oil & Gas	—	50,486,311	—	50,486,311
Oil & Gas Services	—	4,056,800	—	4,056,800

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$—	$17,739,678	$—	$17,739,678
Pipelines	—	30,142,899	—	30,142,899
Real Estate	—	2,041,822	—	2,041,822
Real Estate Investment Trusts	—	21,281,378	—	21,281,378
Retail	—	10,661,198	—	10,661,198
Savings & Loans	—	643,987	—	643,987
Semiconductors	—	5,254,028	—	5,254,028
Software	—	11,164,756	—	11,164,756
Telecommunications	—	41,055,131	—	41,055,131
Transportation	—	8,733,580	—	8,733,580
Trucking & Leasing	—	2,130,612	—	2,130,612
Water	—	1,528,793	—	1,528,793
Total Corporate Bonds & Notes	—	663,242,774	176,387	663,419,161
Asset-Backed Securities
Asset-Backed - Automobile	—	54,787,907	—	54,787,907
Asset-Backed - Credit Card	—	1,887,119	—	1,887,119
Asset-Backed - Home Equity	—	253,929	—	253,929
Asset-Backed - Other	—	152,264,310	115,725	152,380,035
Asset-Backed - Student Loan	—	1,317,079	—	1,317,079
Total Asset-Backed Securities	—	210,510,344	115,725	210,626,069
Total Mortgage-Backed Securities*	—	86,986,478	—	86,986,478
Total Foreign Government*	—	23,382,905	—	23,382,905
Total Short-Term Investment*	—	7,897,449	—	7,897,449
Total Securities Lending Reinvestments*	—	108,315,688	—	108,315,688
Total Investments	$—	$2,494,609,863	$292,112	$2,494,901,975

Collateral for Securities Loaned (Liability)	$—	$(108,285,194)	$—	$(108,285,194)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$2,494,901,975
Cash	523,022
Receivable for:
Investments sold	2,868,744
Fund shares sold	361,525
Principal paydowns	127,817
Interest	12,798,261

Total Assets	2,511,581,344
Liabilities
Collateral for securities loaned	108,285,194
Payables for:
Investments purchased	7,301,426
Fund shares redeemed	113,403
Accrued Expenses:
Management fees	830,490
Distribution and service fees	100,699
Deferred trustees’ fees	115,782
Other expenses	352,435

Total Liabilities	117,099,429

Net Assets	$2,394,481,915

Net Assets Consist of:
Paid in surplus	$2,413,665,820
Undistributed net investment income	27,149,053
Accumulated net realized loss	(54,628,848)
Unrealized appreciation on investments	8,295,890

Net Assets	$2,394,481,915

Net Assets
Class A	$1,906,380,972
Class B	488,100,943
Capital Shares Outstanding*
Class A	187,223,205
Class B	47,979,280
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.18
Class B	10.17

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,486,606,085.
(b)	Includes securities loaned at value of $105,518,286.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Interest (a)	$32,978,185
Securities lending income	460,335

Total investment income	33,438,520
Expenses
Management fees	6,555,772
Administration fees	37,806
Custodian and accounting fees	111,560
Distribution and service fees—Class B	601,480
Audit and tax services	39,766
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	35,146
Insurance	8,146
Miscellaneous	13,375

Total expenses	7,447,753
Less management fee waiver	(1,549,546)

Net expenses	5,898,207

Net Investment Income	27,540,313

Net Realized and Unrealized Gain
Net realized gain on investments	1,151,569

Net change in unrealized appreciation on investments	26,230,186

Net realized and unrealized gain	27,381,755

Net Increase in Net Assets From Operations	$54,922,068

(a)	Net of foreign withholding taxes of $314.

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,540,313	$49,667,804
Net realized gain	1,151,569	1,086,507
Net change in unrealized appreciation	26,230,186	9,523,435

Increase in net assets from operations	54,922,068	60,277,746

From Distributions to Shareholders
Net investment income
Class A	(51,496,017)	(59,039,421)
Class B	(11,992,691)	(13,478,311)

Total distributions	(63,488,708)	(72,517,732)

Increase (decrease) in net assets from capital share transactions	18,985,878	(93,382,340)

Total increase (decrease) in net assets	10,419,238	(105,622,326)

Net Assets
Beginning of period	2,384,062,677	2,489,685,003

End of period	$2,394,481,915	$2,384,062,677

Undistributed net investment income
End of period	$27,149,053	$63,097,448

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	2,009,940	$20,707,478	3,072,844	$32,186,389
Reinvestments	5,038,749	51,496,017	5,660,539	59,039,421
Redemptions	(6,149,654)	(63,811,448)	(17,804,315)	(185,705,960)

Net increase (decrease)	899,035	$8,392,047	(9,070,932)	$(94,480,150)

Class B
Sales	2,314,065	$23,791,088	5,283,535	$55,365,059
Reinvestments	1,174,603	11,992,691	1,293,504	13,478,311
Redemptions	(2,445,171)	(25,189,948)	(6,504,240)	(67,745,560)

Net increase	1,043,497	$10,593,831	72,799	$1,097,810

Increase (decrease) derived from capital shares transactions		$18,985,878		$(93,382,340)

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013(a)
Net Asset Value, Beginning of Period	$10.22		$10.28	$10.47	$10.17	$10.56

Income (Loss) from Investment Operations
Net investment income (b)	0.12		0.22	0.20	0.19	0.12
Net realized and unrealized gain (loss) on investments	0.12		0.04	(0.13)	0.35	(0.41)

Total from investment operations	0.24		0.26	0.07	0.54	(0.29)

Less Distributions
Distributions from net investment income	(0.28)		(0.32)	(0.26)	(0.18)	(0.06)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.06)	(0.04)

Total distributions	(0.28)		(0.32)	(0.26)	(0.24)	(0.10)

Net Asset Value, End of Period	$10.18		$10.22	$10.28	$10.47	$10.17

Total Return (%) (c)	2.36	(d)	2.49	0.71	5.36	(2.70	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)	0.57	0.57	0.57	0.57	(e)
Net ratio of expenses to average net assets (%) (f)	0.44	(e)	0.44	0.44	0.44	0.44	(e)
Ratio of net investment income to average net assets (%)	2.36	(e)	2.09	1.93	1.82	1.62	(e)
Portfolio turnover rate (%)	12	(d)	18	9	10	68
Net assets, end of period (in millions)	$1,906.4		$1,905.2	$2,008.9	$2,766.8	$1,942.6

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013(g)	2012
Net Asset Value, Beginning of Period	$10.20		$10.26	$10.45	$10.15	$10.54	$10.36

Income (Loss) from Investment Operations
Net investment income (b)	0.11		0.19	0.18	0.16	0.12	0.22
Net realized and unrealized gain (loss) on investments	0.12		0.05	(0.13)	0.35	(0.44)	0.28

Total from investment operations	0.23		0.24	0.05	0.51	(0.32)	0.50

Less Distributions
Distributions from net investment income	(0.26)		(0.30)	(0.24)	(0.15)	(0.03)	(0.27)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.06)	(0.04)	(0.05)

Total distributions	(0.26)		(0.30)	(0.24)	(0.21)	(0.07)	(0.32)

Net Asset Value, End of Period	$10.17		$10.20	$10.26	$10.45	$10.15	$10.54

Total Return (%) (c)	2.21	(d)	2.23	0.48	5.09	(3.04)	4.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.82	0.82	0.82	0.82	0.59
Net ratio of expenses to average net assets (%) (f)	0.69	(e)	0.69	0.69	0.69	0.69	0.59
Ratio of net investment income to average net assets (%)	2.11	(e)	1.84	1.69	1.58	1.21	2.09
Portfolio turnover rate (%)	12	(d)	18	9	10	68	11
Net assets, end of period (in millions)	$488.1		$478.9	$480.8	$492.7	$439.6	$480.9

(a)	Commencement of operations was February 28, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	On January 7, 2013, Class C shares were converted into Class B shares. The financial information of Class B includes the financial information of Class C prior to the conversion.

See accompanying notes to financial statements.

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book tax differences are primarily due to paydown transactions and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $7,897,449. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $41,395,022. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(34,863,764)	$—	$—	$—	$(34,863,764)
Foreign Government	(5,351,040)	—	—	—	(5,351,040)
U.S. Treasury & Government Agencies	(68,070,390)	—	—	—	(68,070,390)
Total	$(108,285,194)	$—	$—	$—	$(108,285,194)
Total Borrowings	$(108,285,194)	$—	$—	$—	$(108,285,194)
Gross amount of recognized liabilities for securities lending transactions					$(108,285,194)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$73,121,187	$213,807,942	$135,958,917	$164,304,055

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2017 were $6,555,772.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	ALL

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$72,517,732	$70,865,745	$—	$—	$72,517,732	$70,865,745

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$63,199,270	$—	$(39,346,643)	$(34,368,070)	$(10,515,443)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no pre-enactment accumulted capital loss carryforwards and the post-enactment accumulated short-term capital losses were $2,362,970 and the post-enactment accumulated long-term capital losses were $32,005,100.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-40

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
210,964,051	5,730,334	16,053,062

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	218,329,531	14,417,916
Robert Boulware	217,890,713	14,856,734
Susan C. Gause	217,880,207	14,867,240
Nancy Hawthorne	218,417,318	14,330,129
Barbara A. Nugent	218,006,819	14,740,629
John Rosenthal	218,420,882	14,326,565
Linda B. Strumpf	217,858,082	14,889,365
Dawn M. Vroegop	217,634,379	15,113,068

BHFTI-41

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 7.86%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.27%.

MARKET ENVIRONMENT / CONDITIONS

Data flow over the second quarter confirmed that the global economy locked in a higher-growth rate in the first half of 2017 after accelerating in the second half of 2016. Measures of corporate sentiment moderated, but remained healthy. Consumer sentiment was robust across developed markets and global export volumes accelerated modestly. International developed markets—led by the Euro area and Japan—were points of strength; emerging markets were stable on balance; and the U.S. economy rebounded after a soft first quarter, bringing its first-half average growth rate to about 2%. U.S. equities as represented by the S&P 500 Index returned 9.3% during the six-month period but lagged developed international market equities, which advanced by 14.2% as represented by the MSCI EAFE Index. Emerging market equities were the best-performing equity region, returning 18.6% so far in 2017 as measured by the MSCI Emerging Market Index. Government bonds rallied for most of the year reflecting a mix of softening inflation, falling commodity prices and firming monetary policy expectations. The Bloomberg Barclays U.S. Aggregate Bond Index rose by 2.3%, while the Bloomberg Barclays U.S. Corporate High Yield Index rose 4.9%. Emerging market debt, as measured by the J.P. Morgan Emerging Markets Bond Index, also advanced 6.2% over the period.

The persistence of faster growth rates and positive sentiment were constructive fundamentals for equities, even as other expectations—for an imminent fiscal stimulus package and the reawakening of the economy’s “animal spirits”—abated. The supportive undertone was evident in decent upward momentum in global earnings revisions, and implied in equity’s outperformance versus other asset classes. However, this generally solid equity performance was subject to two caveats. First, global equity gains slowed relative to the first quarter. We view this as a natural extension of the fact that global economic growth, though still strong, is no longer accelerating. Second, after logging more or less flat returns in the first quarter, government bonds rallied in the second quarter, mitigating stock outperformance relative to bonds.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the JPMorgan Global Active Allocation Portfolio is a diversified, growth-oriented asset allocation that reduces exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s long-term Strategic Asset Allocation has exposure of 50% to global equities, 25% to investment-grade fixed income, 20% to convertible debt securities and 5% to commodities. The strategy seeks to generate consistent capital appreciation over time with better protection against volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (SEM). SEM aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. Portfolio allocations are not only adjusted based on SEM but also on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the Strategic Asset Allocation. These tactical asset allocation views aim to add additional returns within the Portfolio. As a final element to the Portfolio’s construction, an extended-duration exposure is achieved through a 10-year interest rate swap. This extended-duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM, the primary risk management model, suggesting de-risking in fixed income. In addition, portfolio managers were expressing various tactical overweights and underweights. The allocation to cash was above its Strategic Asset Allocation throughout most of the period. The overweight cash position was driven by the negative price momentum in fixed income during the period. The Portfolio also held a tactical underweight to fixed income in addition to the SEM de-risking of that asset class.

Over the second quarter, SEM maintained a de-risked position in fixed income but to a lesser extent than the first quarter as the negative momentum in the asset class had continued to dissipate. Slowing inflation was a lynchpin for the decline in government bond yields in the second quarter, which pushed prices higher, reducing the negativity of the signal. Tactically, the Portfolio ended the period broadly overweight in developed market equities through U.S., Japanese, European, Hong Kong and Australian equities. While the Portfolio had been overweight in equities throughout the period, it continued to express a moderate underweight to U.K. equities. Additionally, the Portfolio maintained an overweight to emerging market equities given the stabilization in emerging economies and our constructive view on risk assets. We also expressed an underweight to global duration through short positions in U.S., U.K., German and Canadian government debt.

The Portfolio’s outperformance relative to the Dow Jones Moderate Index was driven by its higher allocation to developed international and emerging market equities, which outperformed U.S. equities during the period. Asset allocation decisions had an overall positive impact on the Portfolio over the period, primarily due to our pro-risk positioning within equities. The Portfolio also held increased exposure to duration relative to the Index, which helped performance as rates drifted lower. The Portfolio’s higher allocation to commodities relative to the Dow Jones Global Moderate Index was a headwind to performance as commodities were negative for the period. The higher allocation to convertible bonds, which underperformed the broader equity and fixed income markets, also detracted from performance. Security selection decisions have had a minimal impact on Portfolio performance for the period.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Derivatives may be used in the Portfolio to implement tactical decisions. Derivative usage is also permissible for purposes, such as hedging, cash management as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. During the first half of 2017, the Portfolio utilized equity futures, Treasury futures and commodity futures for hedging and investment purposes. The Portfolio also utilized interest rate swaps and currency forwards solely for hedging purposes. All derivatives acted as the Portfolio managers expected over the period.

At the end of June, the Portfolio had an overweight equity allocation with the equity risk broadly diversified across regions. The Portfolio remained largely less exposed to risk in the fixed income allocation, given negative momentum and our less constructive view of the asset class. With respect to its other allocations, the Portfolio was underweight in commodities and the cash allocation remained above historical averages.

Michael Feser

Jeffrey Geller

Grace Koo

Jonathan Cummings

Matthew Cummings

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
JPMorgan Global Active Allocation Portfolio
Class B	7.86	7.27	7.17	6.84
Dow Jones Moderate Index	7.27	10.35	7.87	7.28

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Equity Sectors

% of Net Assets
Financials	9.1
Information Technology	6.2
Industrials	4.1
Consumer Discretionary	3.8
Health Care	3.6

Top Equity Holdings

% of Net Assets
Wells Fargo & Co., Series L	0.8
Siemens AG	0.5
Prudential plc	0.5
AIA Group, Ltd.	0.5
Enel S.p.A.	0.5

BHFTI-3

Top Fixed Income Issuers

% of Net Assets
Priceline Group, Inc. (The)	0.9
Novellus Systems, Inc.	0.9
America Movil S.A.B. de C.V.	0.9
Intel Corp.	0.9
Airbus SE	0.8

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	24.4
Convertible Bonds	18.7
U.S. Treasury & Government Agencies	0.2
Municipals	0.1
Foreign Government	0.1

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class B(a)	Actual	0.98%	$1,000.00	$1,078.60	$5.05
	Hypothetical*	0.98%	$1,000.00	$1,019.94	$4.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—36.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
Airbus SE	38,887	$3,204,157
BAE Systems plc	106,944	883,674
General Dynamics Corp.	6,683	1,323,902
L3 Technologies, Inc.	1,166	194,815
Northrop Grumman Corp.	3,667	941,356
Safran S.A.	11,805	1,082,824
Textron, Inc.	2,640	124,344
Thales S.A.	33,952	3,657,935
United Technologies Corp.	8,359	1,020,718

		12,433,725

Air Freight & Logistics—0.1%
FedEx Corp.	1,120	243,410
Yamato Holdings Co., Ltd.	91,500	1,858,500

		2,101,910

Airlines—0.2%
Delta Air Lines, Inc.	15,840	851,242
Japan Airlines Co., Ltd.	96,400	2,982,249
United Continental Holdings, Inc. (a)	13,934	1,048,533

		4,882,024

Auto Components—0.3%
Bridgestone Corp.	64,600	2,789,569
Continental AG	10,906	2,353,600
Delphi Automotive plc	8,426	738,539
Lear Corp.	1,611	228,891

		6,110,599

Automobiles—1.0%
Astra International Tbk PT	2,230,400	1,491,138
Daimler AG	16,721	1,213,001
Ford Motor Co.	42,123	471,356
General Motors Co.	14,208	496,286
Honda Motor Co., Ltd.	93,800	2,562,903
Hyundai Motor Co.	13,860	1,932,185
Mahindra & Mahindra, Ltd. (GDR)	107,420	2,298,788
Renault S.A. (b)	19,832	1,799,037
Suzuki Motor Corp.	129,200	6,140,325
Toyota Motor Corp.	35,100	1,841,167

		20,246,186

Banks—4.6%
Banco Santander Chile (ADR)	35,480	901,547
Banco Santander S.A.	715,097	4,760,874
Bank Central Asia Tbk PT	722,600	984,532
Bank of America Corp.	171,184	4,152,924
Bank Rakyat Indonesia Persero Tbk PT	1,358,500	1,551,326
BB&T Corp.	6,688	303,702
BNP Paribas S.A.	98,613	7,172,309
Capitec Bank Holdings, Ltd.	11,790	748,531
Citigroup, Inc.	53,914	3,605,768
Commonwealth Bank of Australia	50,116	3,189,899
Credicorp, Ltd.	7,410	1,329,280

Banks—(Continued)
Credit Agricole S.A.	160,127	2,603,547
DBS Group Holdings, Ltd.	211,000	3,178,901
Grupo Financiero Banorte S.A.B. de C.V. - Class O	129,810	823,617
HDFC Bank, Ltd. (ADR) (b)	71,816	6,245,838
HSBC Holdings plc	133,598	1,240,066
ING Groep NV	453,324	7,884,181
Itau Unibanco Holding S.A. (ADR)	178,170	1,968,779
KeyCorp	46,783	876,713
Mitsubishi UFJ Financial Group, Inc.	1,258,500	8,486,846
Oversea-Chinese Banking Corp., Ltd.	296,600	2,324,726
PNC Financial Services Group, Inc. (The)	3,174	396,337
Public Bank Bhd	162,700	770,192
Regions Financial Corp.	12,201	178,623
Sberbank of Russia PJSC (ADR)	172,620	1,793,522
Siam Commercial Bank PCL (The)	305,000	1,396,158
Societe Generale S.A.	50,298	2,734,739
Standard Chartered plc (a)	353,980	3,590,543
Sumitomo Mitsui Financial Group, Inc.	109,200	4,271,986
Sumitomo Mitsui Trust Holdings, Inc.	23,400	839,488
SVB Financial Group (a)	1,127	198,115
Svenska Handelsbanken AB - A Shares	176,321	2,531,921
UniCredit S.p.A. (a)	108,762	2,050,948
United Overseas Bank, Ltd.	147,700	2,481,507
Wells Fargo & Co.	68,039	3,770,041
Zions Bancorp	3,953	173,576

		91,511,602

Beverages—0.9%
Ambev S.A. (ADR)	279,590	1,534,949
Anheuser-Busch InBev S.A.	33,182	3,671,758
Britvic plc	80,060	722,661
Brown-Forman Corp. - Class B	4,837	235,078
Coca-Cola Co. (The)	13,752	616,777
Constellation Brands, Inc. - Class A	7,561	1,464,793
Dr Pepper Snapple Group, Inc.	1,964	178,940
Molson Coors Brewing Co. - Class B	15,675	1,353,379
PepsiCo, Inc.	29,329	3,387,206
Pernod-Ricard S.A.	16,292	2,184,063
Suntory Beverage & Food, Ltd.	33,300	1,549,151
Tsingtao Brewery Co., Ltd. - Class H	166,000	734,593

		17,633,348

Biotechnology—0.6%
AbbVie, Inc.	5,081	368,423
Alexion Pharmaceuticals, Inc. (a)	4,859	591,195
Amgen, Inc.	680	117,116
Biogen, Inc. (a)	5,144	1,395,876
BioMarin Pharmaceutical, Inc. (a)	1,057	95,997
Celgene Corp. (a)	13,460	1,748,050
Genmab A/S (a)	14,416	3,086,280
Gilead Sciences, Inc.	20,391	1,443,275
Shire plc	47,679	2,626,853
Vertex Pharmaceuticals, Inc. (a)	5,904	760,849

		12,233,914

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Building Products—0.2%
Allegion plc	7,327	$594,366
Daikin Industries, Ltd.	27,800	2,843,173
Masco Corp.	17,555	670,777

		4,108,316

Capital Markets—0.9%
3i Group plc	158,329	1,864,125
Ameriprise Financial, Inc.	1,747	222,376
Bank of New York Mellon Corp. (The)	27,606	1,408,458
BlackRock, Inc.	373	157,559
Charles Schwab Corp. (The)	42,671	1,833,146
Deutsche Boerse AG	24,342	2,574,197
Goldman Sachs Group, Inc. (The)	982	217,906
Intercontinental Exchange, Inc.	15,893	1,047,667
Janus Henderson Group plc (a)	23,014	761,993
Morgan Stanley	45,826	2,042,007
Schroders plc	26,156	1,057,917
State Street Corp.	9,472	849,923
UBS Group AG (a)	184,179	3,126,558

		17,163,832

Chemicals—0.8%
Albemarle Corp.	1,704	179,840
Asahi Kasei Corp.	232,000	2,499,145
Celanese Corp. - Series A	2,567	243,711
Chr Hansen Holding A/S	29,105	2,116,434
Covestro AG (144A)	12,922	933,105
Dow Chemical Co. (The)	12,176	767,940
E.I. du Pont de Nemours & Co.	23,275	1,878,525
Eastman Chemical Co.	14,951	1,255,735
Mosaic Co. (The)	22,451	512,556
Sumitomo Chemical Co., Ltd.	861,000	4,966,451

		15,353,442

Commercial Services & Supplies—0.0%
Rentokil Initial plc	270,345	963,750

Communications Equipment—0.0%
Cisco Systems, Inc.	25,458	796,835

Construction & Engineering—0.1%
Kajima Corp.	160,000	1,351,072

Construction Materials—0.1%
Siam Cement PCL (The)	67,800	1,005,923
Vulcan Materials Co.	1,239	156,956

		1,162,879

Consumer Finance—0.1%
American Express Co.	4,932	415,472
Capital One Financial Corp.	10,834	895,105
Discover Financial Services	11,885	739,128

		2,049,705

Containers & Packaging—0.1%
Crown Holdings, Inc. (a)	7,900	471,314
WestRock Co.	10,272	582,012

		1,053,326

Diversified Financial Services—0.4%
Berkshire Hathaway, Inc. - Class B (a)	18,842	3,191,270
FirstRand, Ltd.	444,380	1,602,572
ORIX Corp.	86,600	1,346,112
Remgro, Ltd.	81,963	1,337,249
Voya Financial, Inc.	6,412	236,539

		7,713,742

Diversified Telecommunication Services—0.9%
AT&T, Inc.	45,143	1,703,245
Deutsche Telekom AG	65,505	1,177,237
Nippon Telegraph & Telephone Corp.	174,700	8,263,987
Orange S.A.	80,008	1,274,486
Telecom Italia S.p.A. (a)	3,872,513	3,589,039
Verizon Communications, Inc.	27,192	1,214,395

		17,222,389

Electric Utilities—0.9%
American Electric Power Co., Inc.	3,208	222,860
Duke Energy Corp.	6,113	510,986
Edison International	14,095	1,102,088
Enel S.p.A.	1,733,797	9,336,628
Iberdrola S.A.	223,502	1,774,609
NextEra Energy, Inc.	13,333	1,868,353
PG&E Corp.	18,080	1,199,970
Xcel Energy, Inc.	23,482	1,077,354

		17,092,848

Electrical Equipment—0.3%
Eaton Corp. plc	14,369	1,118,339
Mitsubishi Electric Corp.	315,700	4,553,514

		5,671,853

Electronic Equipment, Instruments & Components—0.3%
Delta Electronics, Inc.	262,867	1,438,550
Keyence Corp.	9,500	4,181,601
TE Connectivity, Ltd.	18,583	1,462,111

		7,082,262

Energy Equipment & Services—0.1%
Halliburton Co.	9,617	410,742
Schlumberger, Ltd.	10,811	711,796
TechnipFMC plc (a)	63,142	1,716,683

		2,839,221

Equity Real Estate Investment Trusts—0.7%
AvalonBay Communities, Inc.	4,911	943,747
Boston Properties, Inc.	2,558	314,685
Brixmor Property Group, Inc.	6,155	110,051
Camden Property Trust	1,351	115,524

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Digital Realty Trust, Inc. (b)	1,719	$194,161
Equinix, Inc.	979	420,148
Extra Space Storage, Inc. (b)	4,386	342,108
Federal Realty Investment Trust	2,096	264,913
First Real Estate Investment Trust	873,100	849,823
Goodman Group	403,421	2,437,998
HCP, Inc.	10,765	344,049
Kimco Realty Corp.	8,456	155,168
Klepierre	59,270	2,429,643
Lippo Malls Indonesia Retail Trust	3,033,200	980,574
Mapletree Logistics Trust	1,266,500	1,099,323
Omega Healthcare Investors, Inc. (b)	1,991	65,743
Prologis, Inc.	11,934	699,810
Public Storage	3,824	797,419
Regency Centers Corp.	2,343	146,766
Vornado Realty Trust	4,759	446,870

		13,158,523

Food & Staples Retailing—0.7%
Bid Corp., Ltd.	75,189	1,721,408
Costco Wholesale Corp.	8,605	1,376,198
Distribuidora Internacional de Alimentacion S.A.	315,024	1,967,227
Koninklijke Ahold Delhaize NV	123,865	2,374,159
Kroger Co. (The)	9,799	228,513
Magnit PJSC (GDR)	43,410	1,475,940
President Chain Store Corp.	170,000	1,523,790
Shoprite Holdings, Ltd.	69,550	1,059,930
Wal-Mart de Mexico S.A.B. de C.V.	319,340	740,427
Wal-Mart Stores, Inc.	2,685	203,201
Walgreens Boots Alliance, Inc.	23,445	1,835,978

		14,506,771

Food Products—0.5%
Archer-Daniels-Midland Co.	3,056	126,457
Associated British Foods plc	51,041	1,952,266
J.M. Smucker Co. (The)	639	75,613
Kraft Heinz Co. (The)	5,931	507,931
Marine Harvest ASA (a)	283,207	4,847,442
Mondelez International, Inc. - Class A	38,060	1,643,811
Tiger Brands, Ltd.	29,330	825,234
WH Group, Ltd. (144A)	1,034,000	1,043,663

		11,022,417

Health Care Equipment & Supplies—0.4%
Abbott Laboratories	29,912	1,454,022
Becton Dickinson & Co.	4,817	939,845
Boston Scientific Corp. (a)	55,217	1,530,615
Cooper Cos., Inc. (The)	559	133,836
Danaher Corp.	6,630	559,506
Hoya Corp.	54,600	2,843,661
Zimmer Biomet Holdings, Inc.	3,632	466,349

		7,927,834

Health Care Providers & Services—0.5%
Aetna, Inc.	7,741	1,175,316
Cigna Corp.	2,736	457,979
Fresenius SE & Co. KGaA	27,270	2,344,901
HCA Healthcare, Inc. (a)	1,397	121,818
Humana, Inc.	3,503	842,892
Spire Healthcare Group plc (144A)	235,068	992,907
UnitedHealth Group, Inc.	20,097	3,726,386

		9,662,199

Hotels, Restaurants & Leisure—0.2%
Royal Caribbean Cruises, Ltd.	6,382	697,106
Sands China, Ltd.	287,200	1,315,159
Starbucks Corp.	27,142	1,582,650

		3,594,915

Household Durables—0.1%
D.R. Horton, Inc.	7,501	259,310
Haseko Corp.	165,500	2,012,557
Newell Brands, Inc.	2,405	128,956
PulteGroup, Inc.	16,124	395,522
Toll Brothers, Inc.	3,446	136,151

		2,932,496

Household Products—0.2%
Kimberly-Clark Corp.	9,583	1,237,261
Procter & Gamble Co. (The)	19,388	1,689,664
Unilever Indonesia Tbk PT	168,400	616,197

		3,543,122

Industrial Conglomerates—1.2%
Bidvest Group, Ltd. (The)	70,469	848,717
CK Hutchison Holdings, Ltd.	359,000	4,507,367
General Electric Co.	108,280	2,924,643
Honeywell International, Inc.	22,522	3,001,957
Jardine Matheson Holdings, Ltd.	31,300	2,010,069
KOC Holding A/S	117,430	540,232
Siemens AG	75,705	10,409,223

		24,242,208

Insurance—2.2%
AIA Group, Ltd.	1,365,800	9,982,823
Allianz SE	5,554	1,094,520
American International Group, Inc.	19,894	1,243,773
Arthur J. Gallagher & Co.	15,519	888,463
AXA S.A.	229,976	6,337,956
Chubb, Ltd.	12,627	1,835,713
Everest Re Group, Ltd.	466	118,639
Hartford Financial Services Group, Inc. (The)	8,856	465,560
Ping An Insurance Group Co. of China, Ltd. - Class H	431,500	2,844,941
Prudential Financial, Inc.	11,464	1,239,717
Prudential plc	438,927	10,083,650
Sanlam, Ltd.	145,490	720,639
Sompo Holdings, Inc.	34,400	1,334,452
Swiss Re AG	27,067	2,479,643

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Tokio Marine Holdings, Inc.	66,200	$2,750,447
XL Group, Ltd.	4,262	186,676

		43,607,612

Internet & Direct Marketing Retail—0.3%
Amazon.com, Inc. (a)	4,645	4,496,360
JD.com, Inc. (ADR) (a)	26,050	1,021,681

		5,518,041

Internet Software & Services—1.2%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	29,674	4,181,067
Alphabet, Inc. - Class A (a)	4,271	3,970,663
Alphabet, Inc. - Class C (a)	4,338	3,942,071
Baidu, Inc. (ADR) (a)	10,250	1,833,315
Facebook, Inc. - Class A (a)	29,759	4,493,014
Tencent Holdings, Ltd.	173,900	6,205,654

		24,625,784

IT Services—1.2%
Accenture plc - Class A	24,297	3,005,053
Atos SE	15,699	2,202,750
Automatic Data Processing, Inc.	2,133	218,547
Capgemini SE	59,225	6,153,891
Cielo S.A.	146,407	1,087,148
Fidelity National Information Services, Inc.	13,225	1,129,415
Infosys, Ltd. (ADR) (b)	181,130	2,720,573
International Business Machines Corp.	3,718	571,940
MasterCard, Inc. - Class A	11	1,336
Paychex, Inc.	3,756	213,867
Tata Consultancy Services, Ltd.	61,130	2,233,054
Vantiv, Inc. - Class A (a)	4,545	287,880
Visa, Inc. - Class A	35,638	3,342,132
WEX, Inc. (a) (b)	3,798	396,017

		23,563,603

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	7,902	468,668
Illumina, Inc. (a) (b)	3,308	574,004
Thermo Fisher Scientific, Inc.	4,103	715,850

		1,758,522

Machinery—0.5%
Deere & Co.	924	114,197
DMG Mori Co., Ltd.	119,100	1,964,642
Fortive Corp.	1,621	102,690
Ingersoll-Rand plc	17,959	1,641,273
PACCAR, Inc.	13,685	903,757
Parker-Hannifin Corp.	1,491	238,292
Snap-on, Inc.	3,876	612,408
Stanley Black & Decker, Inc.	10,127	1,425,173
THK Co., Ltd.	34,900	992,004
Wartsila Oyj Abp	26,184	1,547,760
WEG S.A.	147,952	790,471

		10,332,667

Media—0.6%
Charter Communications, Inc. - Class A (a)	5,815	1,958,783
Comcast Corp. - Class A	68,681	2,673,065
DISH Network Corp. - Class A (a)	10,644	668,017
Informa plc	117,773	1,027,105
Sirius XM Holdings, Inc. (b)	62,010	339,195
Time Warner, Inc.	5,991	601,556
Twenty-First Century Fox, Inc. - Class A	76,475	2,167,301
Walt Disney Co. (The)	15,340	1,629,875
WPP plc	35,189	740,378

		11,805,275

Metals & Mining—1.0%
Alcoa Corp.	4,653	151,920
Antofagasta plc	228,075	2,381,510
BHP Billiton plc	207,848	3,184,341
Newmont Mining Corp.	5,276	170,890
Nippon Steel & Sumitomo Metal Corp.	127,200	2,879,194
Norsk Hydro ASA	529,584	2,940,989
Rio Tinto plc	194,639	8,206,697
Vale S.A. (ADR) (b)	96,410	785,741

		20,701,282

Multi-Utilities—0.4%
CMS Energy Corp.	16,904	781,810
Engie S.A.	223,705	3,396,249
NiSource, Inc.	18,828	477,478
RWE AG (a)	159,255	3,175,647

		7,831,184

Multiline Retail—0.3%
Dollar General Corp.	5,824	419,852
Dollar Tree, Inc. (a)	1,633	114,179
Izumi Co., Ltd.	24,600	1,395,450
Lojas Renner S.A.	143,280	1,184,161
Macy’s, Inc.	7,342	170,628
Marui Group Co., Ltd.	144,200	2,129,055

		5,413,325

Oil, Gas & Consumable Fuels—1.4%
Anadarko Petroleum Corp.	13,506	612,362
Apache Corp. (b)	4,264	204,373
Cabot Oil & Gas Corp. (b)	13,689	343,320
Chevron Corp.	16,024	1,671,784
CNOOC, Ltd.	702,000	770,213
Concho Resources, Inc. (a)	3,139	381,483
Diamondback Energy, Inc. (a) (b)	8,683	771,137
EOG Resources, Inc.	17,894	1,619,765
EQT Corp. (b)	6,900	404,271
Exxon Mobil Corp.	36,731	2,965,293
Kinder Morgan, Inc. (b)	16,393	314,090
Lukoil PJSC (ADR)	30,110	1,469,067
Occidental Petroleum Corp.	16,763	1,003,601
Oil Search, Ltd.	326,750	1,713,090
Phillips 66	5,200	429,988
Pioneer Natural Resources Co.	8,147	1,300,098

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Royal Dutch Shell plc - A Shares	222,950	$5,930,014
Total S.A.	76,263	3,778,566
Ultrapar Participacoes S.A.	69,660	1,630,005
Valero Energy Corp.	4,908	331,094

		27,643,614

Paper & Forest Products—0.1%
UPM-Kymmene Oyj	90,699	2,586,733

Personal Products—0.2%
Unilever NV	59,303	3,277,380

Pharmaceuticals—2.0%
Allergan plc	7,876	1,914,577
Aspen Pharmacare Holdings, Ltd.	36,000	789,923
AstraZeneca plc	48,597	3,256,920
Bayer AG	5,423	701,650
Bristol-Myers Squibb Co.	29,840	1,662,685
Eli Lilly & Co.	21,001	1,728,382
GlaxoSmithKline plc	222,022	4,729,321
Johnson & Johnson	18,655	2,467,870
Merck & Co., Inc.	23,970	1,536,237
Merck KGaA	24,386	2,952,137
Novartis AG	32,451	2,709,949
Novo Nordisk A/S - Class B	30,591	1,312,202
Pfizer, Inc.	103,831	3,487,683
Roche Holding AG	30,344	7,747,918
Sanofi	35,754	3,436,391

		40,433,845

Real Estate Management & Development—0.5%
Deutsche Wohnen AG	71,249	2,727,309
Mitsui Fudosan Co., Ltd.	106,900	2,555,705
Savills plc	17,106	195,716
TAG Immobilien AG	136,430	2,145,442
Vonovia SE	49,892	1,982,444

		9,606,616

Road & Rail—0.2%
Canadian Pacific Railway, Ltd.	2,878	462,811
Norfolk Southern Corp.	5,352	651,339
Union Pacific Corp.	22,711	2,473,455

		3,587,605

Semiconductors & Semiconductor Equipment—2.0%
Analog Devices, Inc.	24,228	1,884,938
ASML Holding NV	53,977	7,027,864
Broadcom, Ltd.	10,819	2,521,368
Infineon Technologies AG	216,416	4,586,192
Lam Research Corp.	1,647	232,935
Microchip Technology, Inc. (b)	7,185	554,538
NVIDIA Corp.	3,525	509,574
Renesas Electronics Corp. (a)	231,400	2,024,565
Sumco Corp.	342,800	4,959,248

Semiconductors & Semiconductor Equipment—(Continued)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (b)	176,720	6,178,131
Texas Instruments, Inc.	30,366	2,336,056
Tokyo Electron, Ltd.	43,600	5,906,684
Ulvac, Inc.	43,500	2,098,470

		40,820,563

Software—0.6%
Adobe Systems, Inc. (a)	19,828	2,804,472
Microsoft Corp.	109,823	7,570,100
Oracle Corp.	5,793	290,461
SAP SE	9,527	995,754
Workday, Inc. - Class A (a) (b)	2,588	251,036

		11,911,823

Specialty Retail—0.7%
AutoZone, Inc. (a) (b)	343	195,668
Best Buy Co., Inc. (b)	6,266	359,230
Dixons Carphone plc	470,178	1,738,466
Home Depot, Inc. (The)	19,004	2,915,213
Industria de Diseno Textil S.A.	61,799	2,379,838
Lowe’s Cos., Inc.	24,338	1,886,925
Mr. Price Group, Ltd.	29,300	349,550
O’Reilly Automotive, Inc. (a) (b)	3,394	742,403
Ross Stores, Inc.	11,731	677,231
TJX Cos., Inc. (The)	25,775	1,860,182

		13,104,706

Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc.	61,197	8,813,592
HP, Inc.	59,454	1,039,256
Samsung Electronics Co., Ltd. (GDR) (a)	4,860	5,030,100

		14,882,948

Textiles, Apparel & Luxury Goods—0.2%
adidas AG	13,046	2,500,918
Kering	5,424	1,857,122
NIKE, Inc. - Class B	7,622	449,698

		4,807,738

Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp., Ltd.	189,750	4,722,722

Tobacco—0.8%
Altria Group, Inc.	9,406	700,465
British American Tobacco plc	88,246	6,007,976
Imperial Brands plc	75,157	3,379,597
ITC, Ltd.	466,187	2,330,892
Philip Morris International, Inc.	24,171	2,838,884

		15,257,814

Trading Companies & Distributors—0.4%
HD Supply Holdings, Inc. (a)	3,535	108,277
Mitsubishi Corp.	181,900	3,821,187

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
Mitsui & Co., Ltd.	103,500	$1,481,680
Sumitomo Corp.	43,900	572,320
Wolseley plc	45,287	2,785,022

		8,768,486

Transportation Infrastructure—0.0%
CCR S.A.	155,000	790,697

Wireless Telecommunication Services—0.4%
KDDI Corp.	46,500	1,231,882
MTN Group, Ltd.	104,690	912,891
NTT DoCoMo, Inc.	51,600	1,218,025
T-Mobile U.S., Inc. (a)	5,317	322,317
Vodafone Group plc	1,203,975	3,416,629

		7,101,744

Total Common Stocks (Cost $629,187,913)		723,831,594

Corporate Bonds & Notes—24.4%

Aerospace/Defense—0.5%
Airbus Group Finance B.V. 2.700%, 04/17/23 (144A)	279,000	280,555
Airbus SE 3.150%, 04/10/27 (144A)	245,000	247,069
3.950%, 04/10/47 (144A)	150,000	154,003
Arconic, Inc. 5.900%, 02/01/27	435,000	468,169
BAE Systems Finance, Inc. 7.500%, 07/01/27 (144A)	300,000	393,285
Boeing Co. (The) 7.250%, 06/15/25	11,000	14,167
8.625%, 11/15/31	200,000	308,805
Harris Corp. 2.700%, 04/27/20	70,000	70,725
3.832%, 04/27/25	690,000	712,109
4.854%, 04/27/35	100,000	109,496
L3 Technologies, Inc. 3.850%, 12/15/26	136,000	140,196
Lockheed Martin Corp. 2.500%, 11/23/20	215,000	217,951
3.100%, 01/15/23	96,000	98,217
3.550%, 01/15/26	965,000	999,939
3.800%, 03/01/45	240,000	236,250
4.070%, 12/15/42	267,000	272,908
4.850%, 09/15/41	283,000	320,475
6.150%, 09/01/36	154,000	200,153
Northrop Grumman Corp. 3.250%, 08/01/23	400,000	413,694
Northrop Grumman Systems Corp. 7.750%, 02/15/31	200,000	285,741

Aerospace/Defense—(Continued)
Raytheon Co. 3.150%, 12/15/24	91,000	93,496
Rockwell Collins, Inc. 3.200%, 03/15/24	850,000	861,604
4.350%, 04/15/47	50,000	52,291
United Technologies Corp. 2.800%, 05/04/24	600,000	601,860
3.750%, 11/01/46	60,000	58,750
4.150%, 05/15/45	260,000	269,197
5.400%, 05/01/35	525,000	630,296
5.700%, 04/15/40	250,000	313,513
6.700%, 08/01/28	233,000	304,619
8.875%, 11/15/19	41,000	47,574

		9,177,107

Agriculture—0.3%
Altria Group, Inc. 2.850%, 08/09/22 (b)	1,667,000	1,693,009
3.875%, 09/16/46	155,000	150,560
4.000%, 01/31/24	360,000	384,083
Archer-Daniels-Midland Co. 4.016%, 04/16/43	150,000	155,727
BAT International Finance plc 2.750%, 06/15/20 (144A)	255,000	258,331
Bunge, Ltd. Finance Corp. 3.250%, 08/15/26	185,000	176,765
3.500%, 11/24/20	26,000	26,655
8.500%, 06/15/19	250,000	279,606
Cargill, Inc. 4.760%, 11/23/45 (144A)	399,000	456,733
Imperial Brands Finance plc 3.750%, 07/21/22 (144A)	375,000	390,426
Philip Morris International, Inc. 2.125%, 05/10/23	1,230,000	1,190,334
Reynolds American, Inc. 4.450%, 06/12/25	1,032,000	1,105,633

		6,267,862

Airlines—0.2%
Air Canada Pass-Through Trust 3.600%, 03/15/27 (144A)	566,352	573,431
American Airlines Pass-Through Trust 3.200%, 06/15/28	487,000	482,714
3.650%, 06/15/28	21,428	21,749
3.650%, 02/15/29	202,000	208,060
4.950%, 01/15/23	436,915	465,315
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	34,537	36,394
Delta Air Lines Pass-Through Trust 4.750%, 05/07/20	45,084	47,226
6.821%, 08/10/22	165,928	190,402
U.S. Airways Pass-Through Trust 3.950%, 11/15/25	201,387	209,443

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—(Continued)
United Airlines Pass-Through Trust 3.100%, 07/07/28	232,000	$230,840
3.450%, 07/07/28 (b)	490,000	493,675

		2,959,249

Auto Manufacturers—0.7%
American Honda Finance Corp. 2.300%, 09/09/26	110,000	103,885
2.900%, 02/16/24 (b)	100,000	101,294
BMW U.S. Capital LLC 1.850%, 09/15/21 (144A)	600,000	589,175
Daimler Finance North America LLC 2.200%, 05/05/20 (144A)	380,000	379,997
2.250%, 09/03/19 (144A)	160,000	160,571
2.250%, 03/02/20 (144A)	430,000	430,447
2.375%, 08/01/18 (144A)	665,000	669,257
2.450%, 05/18/20 (144A)	630,000	633,746
3.300%, 05/19/25 (144A)	290,000	292,987
8.500%, 01/18/31	115,000	172,805
Ford Motor Co. 4.750%, 01/15/43	180,000	173,749
5.291%, 12/08/46 (b)	390,000	400,265
6.375%, 02/01/29	500,000	570,172
6.625%, 02/15/28	250,000	290,940
9.980%, 02/15/47	400,000	620,118
Ford Motor Credit Co. LLC 1.684%, 09/08/17	217,000	217,054
3.339%, 03/28/22	580,000	588,545
3.664%, 09/08/24	785,000	783,088
4.134%, 08/04/25	440,000	447,592
4.375%, 08/06/23	415,000	436,621
4.389%, 01/08/26 (b)	200,000	206,011
5.750%, 02/01/21	300,000	330,103
General Motors Co. 5.000%, 04/01/35	750,000	751,805
5.200%, 04/01/45	440,000	431,683
6.600%, 04/01/36	842,000	975,559
General Motors Financial Co., Inc. 3.100%, 01/15/19	304,000	308,154
3.450%, 01/14/22 (b)	400,000	406,363
3.700%, 05/09/23	102,000	103,577
3.950%, 04/13/24	700,000	709,941
4.000%, 10/06/26	287,000	285,339
4.300%, 07/13/25	530,000	540,574
4.350%, 01/17/27	487,000	492,994
Nissan Motor Acceptance Corp.
1.800%, 03/15/18 (144A)	146,000	146,024
1.950%, 09/12/17 (144A)	200,000	200,097
Toyota Motor Credit Corp. 2.625%, 01/10/23 (b)	400,000	402,997
4.250%, 01/11/21	150,000	160,402

		14,513,931

Banks—5.9%
ABN AMRO Bank NV 2.450%, 06/04/20 (144A)	280,000	281,698
2.500%, 10/30/18 (144A)	350,000	352,733
4.750%, 07/28/25 (144A)	400,000	421,696
American Express Centurion Bank 6.000%, 09/13/17	250,000	252,042
ANZ New Zealand International, Ltd. 2.875%, 01/25/22 (144A)	500,000	504,306
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	275,000	283,747
6.750%, 06/15/26 (144A) (c)	530,000	585,641
Bank of America Corp. 2.503%, 10/21/22	1,300,000	1,283,382
2.625%, 10/19/20 (b)	1,775,000	1,792,897
2.881%, 04/24/23 (c)	625,000	626,155
3.705%, 04/24/28 (c)	1,845,000	1,858,515
3.824%, 01/20/28 (c)	610,000	620,592
3.950%, 04/21/25	1,610,000	1,631,318
4.000%, 04/01/24 (b)	486,000	509,264
4.125%, 01/22/24	826,000	871,642
4.244%, 04/24/38 (c)	360,000	374,347
4.250%, 10/22/26	142,000	146,228
4.443%, 01/20/48 (c)	145,000	153,364
4.450%, 03/03/26	647,000	673,361
6.400%, 08/28/17	275,000	276,953
6.875%, 04/25/18	800,000	832,503
7.625%, 06/01/19	250,000	275,668
Bank of Montreal 2.375%, 01/25/19	100,000	100,899
2.550%, 11/06/22	213,000	212,653
Bank of New York Mellon Corp. (The) 2.050%, 05/03/21	375,000	371,568
2.200%, 08/16/23	225,000	218,166
2.500%, 04/15/21	596,000	600,729
2.600%, 08/17/20	570,000	578,421
3.550%, 09/23/21	352,000	367,644
4.500%, 06/20/23 (b) (c)	335,000	333,325
4.600%, 01/15/20	200,000	212,492
4.625%, 09/20/26 (c)	356,000	359,062
Bank of Nova Scotia (The) 1.875%, 09/20/21 (144A)	750,000	733,855
2.450%, 03/22/21	355,000	356,550
Barclays Bank plc 4.375%, 01/12/26	200,000	207,823
Barclays plc 4.337%, 01/10/28	604,000	620,920
5.250%, 08/17/45	326,000	365,472
BB&T Corp. 2.450%, 01/15/20	139,000	140,553
3.950%, 03/22/22	175,000	185,037
BPCE S.A. 2.650%, 02/03/21	250,000	251,667
3.375%, 12/02/26	250,000	253,083
4.000%, 04/15/24	500,000	529,484
5.150%, 07/21/24 (144A)	785,000	838,669

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Branch Banking & Trust Co. 2.850%, 04/01/21	610,000	$623,105
Capital One Financial Corp. 3.050%, 03/09/22 (b)	545,000	549,282
3.750%, 07/28/26	315,000	307,386
4.200%, 10/29/25	100,000	100,834
Capital One N.A. 1.500%, 03/22/18	500,000	499,080
Citigroup, Inc. 2.150%, 07/30/18	181,000	181,569
2.500%, 07/29/19	215,000	216,931
2.750%, 04/25/22	1,000,000	998,417
3.200%, 10/21/26	181,000	176,026
3.887%, 01/10/28 (c)	2,645,000	2,688,018
4.125%, 07/25/28	74,000	75,119
4.400%, 06/10/25	925,000	963,758
4.450%, 09/29/27	1,100,000	1,144,020
4.600%, 03/09/26	205,000	215,115
4.750%, 05/18/46	145,000	152,206
5.500%, 09/13/25	101,000	112,314
6.625%, 01/15/28	2,400,000	2,929,282
Comerica Bank 5.200%, 08/22/17	250,000	251,143
Comerica, Inc. 3.800%, 07/22/26	172,000	173,933
Commonwealth Bank of Australia 1.750%, 11/07/19 (144A)	1,040,000	1,031,059
Cooperatieve Rabobank UA 2.250%, 01/14/20	465,000	467,351
3.750%, 07/21/26	590,000	589,903
4.375%, 08/04/25	477,000	500,213
4.625%, 12/01/23	500,000	538,817
Credit Agricole S.A. 2.375%, 07/01/21 (144A)	295,000	293,856
2.750%, 06/10/20 (144A)	330,000	334,946
4.125%, 01/10/27 (144A) (b)	326,000	340,825
Credit Suisse AG 1.750%, 01/29/18	975,000	975,527
3.625%, 09/09/24	1,000,000	1,033,002
Credit Suisse Group AG 3.574%, 01/09/23 (144A)	3,574,000	3,662,406
4.282%, 01/09/28 (144A)	250,000	258,420
Credit Suisse Group Funding Guernsey, Ltd. 4.875%, 05/15/45	250,000	275,167
Danske Bank A/S 2.200%, 03/02/20 (144A)	610,000	609,580
2.700%, 03/02/22 (144A)	200,000	201,284
Deutsche Bank AG 4.250%, 10/14/21 (b)	1,635,000	1,714,597
Discover Bank 3.100%, 06/04/20	895,000	912,043
4.250%, 03/13/26	250,000	256,783
Fifth Third Bancorp 8.250%, 03/01/38	50,000	74,564
Fifth Third Bank 3.850%, 03/15/26	590,000	600,700

Banks—(Continued)
Goldman Sachs Group, Inc. (The) 2.350%, 11/15/21	1,415,000	1,395,961
2.375%, 01/22/18	1,230,000	1,235,456
2.600%, 04/23/20	631,000	636,859
2.625%, 01/31/19	604,000	610,105
2.750%, 09/15/20 (b)	625,000	632,530
2.908%, 06/05/23 (c)	1,495,000	1,492,035
3.500%, 01/23/25	281,000	284,053
3.625%, 01/22/23	500,000	516,059
3.691%, 06/05/28 (c)	939,000	942,728
3.750%, 05/22/25	362,000	370,685
3.850%, 01/26/27	1,560,000	1,587,000
4.250%, 10/21/25	27,000	27,909
5.150%, 05/22/45	865,000	960,806
5.250%, 07/27/21	800,000	876,840
5.375%, 03/15/20	510,000	550,566
5.950%, 01/18/18	490,000	500,951
6.125%, 02/15/33	1,000,000	1,250,200
HSBC Bank plc 1.500%, 05/15/18 (144A)	200,000	199,776
4.125%, 08/12/20 (144A)	2,525,000	2,666,271
4.750%, 01/19/21 (144A)	450,000	485,045
HSBC Bank USA N.A. 4.875%, 08/24/20	500,000	537,759
5.875%, 11/01/34	1,500,000	1,844,044
HSBC Holdings plc 3.262%, 03/13/23 (c)	810,000	825,349
3.900%, 05/25/26	206,000	212,634
4.041%, 03/13/28 (c)	1,010,000	1,046,136
6.875%, 06/01/21 (b) (c)	642,000	693,360
HSBC USA, Inc. 1.625%, 01/16/18	300,000	300,101
2.750%, 08/07/20	610,000	619,972
Huntington Bancshares, Inc. 2.300%, 01/14/22	373,000	367,398
3.150%, 03/14/21	132,000	134,604
Huntington National Bank (The) 2.200%, 11/06/18	520,000	521,438
ING Bank NV 5.800%, 09/25/23 (144A)	560,000	632,347
KeyBank N.A. 2.350%, 03/08/19	500,000	503,245
3.400%, 05/20/26	455,000	451,810
KeyCorp 5.100%, 03/24/21	200,000	218,828
Lloyds Bank plc 2.050%, 01/22/19	720,000	721,508
Lloyds Banking Group plc 3.750%, 01/11/27	1,074,000	1,078,257
4.582%, 12/10/25	200,000	207,355
Macquarie Bank, Ltd. 1.600%, 10/27/17 (144A)	507,000	507,043
2.600%, 06/24/19 (144A)	115,000	115,972
4.000%, 07/29/25 (144A)	400,000	418,433

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Mitsubishi UFJ Financial Group, Inc. 2.998%, 02/22/22	192,000	$194,852
Mizuho Bank, Ltd. 2.450%, 04/16/19 (144A)	200,000	201,068
2.700%, 10/20/20 (144A)	580,000	584,444
Morgan Stanley 1.875%, 01/05/18	650,000	650,775
2.336%, 01/20/22 (c)	1,015,000	1,025,156
2.375%, 07/23/19 (b)	375,000	377,597
2.650%, 01/27/20	15,000	15,158
2.750%, 05/19/22	1,575,000	1,574,660
2.800%, 06/16/20	715,000	725,396
3.625%, 01/20/27	935,000	941,723
3.700%, 10/23/24	315,000	323,271
3.750%, 02/25/23	333,000	346,258
3.875%, 04/29/24	795,000	826,235
3.950%, 04/23/27	530,000	534,779
4.300%, 01/27/45	160,000	165,459
4.350%, 09/08/26	1,000,000	1,039,638
4.375%, 01/22/47	405,000	422,498
5.500%, 01/26/20	100,000	107,869
5.625%, 09/23/19	1,100,000	1,181,748
6.250%, 08/09/26	875,000	1,047,490
MUFG Americas Holdings Corp. 3.000%, 02/10/25	145,000	142,566
MUFG Union Bank N.A. 2.250%, 05/06/19 (b)	415,000	416,713
2.625%, 09/26/18	400,000	403,940
National Australia Bank, Ltd. 2.800%, 01/10/22	350,000	353,668
National City Bank of Indiana 4.250%, 07/01/18	250,000	255,939
Northern Trust Corp. 3.375%, 05/08/32 (c)	570,000	569,754
PNC Bank N.A. 2.150%, 04/29/21	710,000	705,643
4.200%, 11/01/25	250,000	268,630
6.875%, 04/01/18	350,000	363,089
Royal Bank of Canada 4.650%, 01/27/26	375,000	401,921
Santander Issuances S.A.U. 5.179%, 11/19/25	400,000	428,751
Santander UK plc 2.500%, 03/14/19	1,123,000	1,132,091
Skandinaviska Enskilda Banken AB 1.750%, 03/19/18 (144A)	445,000	445,160
2.375%, 11/20/18 (144A)	400,000	403,144
2.450%, 05/27/20 (144A)	535,000	539,274
Societe Generale S.A. 4.250%, 04/14/25 (144A)	350,000	354,909
Standard Chartered plc 5.200%, 01/26/24 (144A)	350,000	373,527
State Street Bank and Trust Co. 5.250%, 10/15/18	215,000	223,944

Banks—(Continued)
State Street Corp. 2.653%, 05/15/23 (c)	985,000	987,989
3.100%, 05/15/23	90,000	91,599
3.300%, 12/16/24	136,000	139,501
3.700%, 11/20/23	369,000	390,453
Sumitomo Mitsui Financial Group, Inc. 2.846%, 01/11/22 (b)	400,000	404,419
SunTrust Banks, Inc. 2.500%, 05/01/19	113,000	114,060
2.750%, 05/01/23	300,000	299,062
3.300%, 05/15/26	380,000	371,399
5.050%, 06/15/22 (c)	535,000	543,025
6.000%, 09/11/17	150,000	151,171
Swedbank AB 2.800%, 03/14/22 (144A)	500,000	506,470
Toronto-Dominion Bank (The) 2.125%, 07/02/19	348,000	349,704
2.125%, 04/07/21	485,000	482,960
2.500%, 12/14/20	275,000	278,173
3.625%, 09/15/31 (c)	100,000	99,218
U.S. Bancorp 3.150%, 04/27/27	250,000	250,417
UBS AG 2.375%, 08/14/19	1,150,000	1,160,468
UBS Group Funding Switzerland AG 2.650%, 02/01/22 (144A)	595,000	593,737
3.491%, 05/23/23 (144A)	285,000	291,584
4.253%, 03/23/28 (144A)	485,000	506,694
Wachovia Corp. 6.605%, 10/01/25	222,000	265,725
Wells Fargo & Co. 2.500%, 03/04/21	750,000	752,594
2.550%, 12/07/20	320,000	323,670
3.000%, 04/22/26	300,000	292,996
3.069%, 01/24/23	1,240,000	1,257,371
3.450%, 02/13/23	900,000	921,466
4.100%, 06/03/26	189,000	195,704
4.300%, 07/22/27	49,000	51,324
4.480%, 01/16/24	55,000	58,952
4.650%, 11/04/44	2,015,000	2,116,354
4.750%, 12/07/46	840,000	896,846
4.900%, 11/17/45	424,000	462,320
5.625%, 12/11/17	700,000	712,176
5.900%, 06/15/24 (c)	460,000	492,660
Westpac Banking Corp. 1.600%, 08/19/19	427,000	423,683
2.500%, 06/28/22	450,000	448,062
2.600%, 11/23/20	815,000	823,780
3.350%, 03/08/27	200,000	201,168
4.322%, 11/23/31 (c)	490,000	502,215
4.875%, 11/19/19 (b)	400,000	425,958

		118,359,997

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.7%
Anheuser-Busch Cos. LLC 6.750%, 12/15/27	65,000	$80,696
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	978,000	1,007,077
3.650%, 02/01/26	2,965,000	3,054,751
4.700%, 02/01/36	2,770,000	3,048,781
4.900%, 02/01/46	552,000	623,010
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48 (144A)	1,390,000	1,474,690
5.375%, 01/15/20	200,000	216,555
6.500%, 07/15/18	250,000	262,132
6.625%, 08/15/33	150,000	194,500
8.000%, 11/15/39	50,000	76,675
Brown-Forman Corp. 4.500%, 07/15/45	113,000	123,376
Coca-Cola Co. (The) 7.375%, 07/29/93	100,000	153,127
Coca-Cola Femsa S.A.B. de C.V. 3.875%, 11/26/23	200,000	209,444
Constellation Brands, Inc. 2.700%, 05/09/22	225,000	224,725
4.250%, 05/01/23	80,000	85,168
Diageo Capital plc 4.828%, 07/15/20	250,000	269,761
4.850%, 05/15/18	46,000	47,192
Diageo Investment Corp. 2.875%, 05/11/22	200,000	204,883
7.450%, 04/15/35 (b)	70,000	102,143
Dr Pepper Snapple Group, Inc. 2.000%, 01/15/20	92,000	91,656
2.550%, 09/15/26	163,000	153,488
3.430%, 06/15/27 (144A)	75,000	75,616
4.500%, 11/15/45 (144A)	96,000	101,436
Heineken NV 4.000%, 10/01/42 (144A)	575,000	569,240
PepsiCo, Inc. 2.750%, 03/01/23	410,000	415,350
3.100%, 07/17/22	741,000	767,862
3.450%, 10/06/46	725,000	681,177
4.450%, 04/14/46	94,000	102,467
5.500%, 01/15/40	150,000	187,005

		14,603,983

Biotechnology—0.4%
Amgen, Inc. 2.200%, 05/11/20	790,000	793,992
3.625%, 05/15/22	410,000	428,239
4.400%, 05/01/45	380,000	390,317
4.563%, 06/15/48	901,000	947,995
4.663%, 06/15/51	265,000	280,676
Baxalta, Inc. 3.600%, 06/23/22	329,000	340,690
4.000%, 06/23/25	520,000	542,367

Biotechnology—(Continued)
Celgene Corp. 3.625%, 05/15/24	500,000	517,925
5.000%, 08/15/45	245,000	275,869
5.700%, 10/15/40	206,000	237,420
Gilead Sciences, Inc. 2.500%, 09/01/23	59,000	58,126
2.950%, 03/01/27 (b)	660,000	640,557
3.250%, 09/01/22	125,000	129,258
3.500%, 02/01/25	95,000	97,493
3.650%, 03/01/26	230,000	236,516
3.700%, 04/01/24	583,000	606,079
4.000%, 09/01/36	190,000	188,933
4.600%, 09/01/35	1,080,000	1,157,994

		7,870,446

Building Materials—0.1%
CRH America, Inc. 3.875%, 05/18/25 (144A)	334,000	347,100
Johnson Controls International plc 3.625%, 07/02/24	98,000	101,441
3.900%, 02/14/26 (b)	128,000	134,019
4.500%, 02/15/47	135,000	143,491
4.950%, 07/02/64	50,000	53,547
Martin Marietta Materials, Inc. 3.450%, 06/01/27	453,000	450,639
Masco Corp. 3.500%, 04/01/21 (b)	170,000	174,585
3.500%, 11/15/27	190,000	188,341
4.500%, 05/15/47	255,000	256,166
Owens Corning 4.300%, 07/15/47	440,000	423,290
Vulcan Materials Co. 4.500%, 06/15/47	180,000	182,012

		2,454,631

Chemicals—0.3%
Agrium, Inc. 3.375%, 03/15/25	390,000	390,041
Air Liquide Finance S.A. 1.750%, 09/27/21 (144A)	450,000	438,084
CF Industries, Inc. 3.400%, 12/01/21 (144A) (b)	240,000	242,649
4.500%, 12/01/26 (144A)	660,000	678,582
Dow Chemical Co. (The) 3.000%, 11/15/22	82,000	83,580
4.125%, 11/15/21	27,000	28,684
8.550%, 05/15/19 (b)	45,000	50,402
E.I. du Pont de Nemours & Co. 2.200%, 05/01/20	285,000	286,547
6.500%, 01/15/28	40,000	49,877
Mosaic Co. (The) 4.250%, 11/15/23 (b)	177,000	186,246
4.875%, 11/15/41	100,000	93,812

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Mosaic Global Holdings, Inc. 7.300%, 01/15/28	23,000	$27,596
7.375%, 08/01/18	800,000	835,822
Potash Corp. of Saskatchewan, Inc. 5.875%, 12/01/36	400,000	472,870
PPG Industries, Inc. 3.600%, 11/15/20	155,000	161,591
Praxair, Inc. 2.200%, 08/15/22	30,000	29,684
2.450%, 02/15/22	300,000	301,801
Sherwin-Williams Co. (The) 2.750%, 06/01/22	300,000	299,821
3.125%, 06/01/24	103,000	103,522
3.450%, 06/01/27	260,000	261,717
4.500%, 06/01/47	100,000	104,783
Union Carbide Corp. 7.500%, 06/01/25	701,000	857,639
7.750%, 10/01/96	100,000	132,401
7.875%, 04/01/23	30,000	36,931

		6,154,682

Commercial Services—0.1%
California Institute of Technology 4.700%, 11/01/2111	165,000	167,318
ERAC USA Finance LLC 6.700%, 06/01/34 (144A)	500,000	620,956
President & Fellows of Harvard College 3.300%, 07/15/56	143,000	136,775
University of Pennsylvania 4.674%, 09/01/2112	254,000	269,026
Western Union Co. (The) 3.600%, 03/15/22	300,000	305,760

		1,499,835

Computers—0.5%
Apple, Inc. 2.150%, 02/09/22	1,004,000	997,439
2.850%, 05/11/24	1,671,000	1,679,096
3.000%, 02/09/24	1,044,000	1,059,834
3.000%, 06/20/27	94,000	93,528
3.200%, 05/11/27	775,000	784,052
3.250%, 02/23/26	753,000	766,483
3.350%, 02/09/27	195,000	199,355
3.450%, 02/09/45	250,000	234,915
3.850%, 05/04/43	333,000	332,907
4.375%, 05/13/45	320,000	345,971
4.500%, 02/23/36	700,000	785,480
Dell International LLC / EMC Corp. 5.450%, 06/15/23 (144A)	777,000	843,177
6.020%, 06/15/26 (144A)	725,000	798,594
DXC Technology Co. 4.250%, 04/15/24 (144A)	129,000	133,467
HP Enterprise Services LLC 7.450%, 10/15/29	138,000	168,114

		9,222,412

Cosmetics/Personal Care—0.0%
Unilever Capital Corp. 2.000%, 07/28/26	160,000	147,233

Distribution/Wholesale—0.0%
WW Grainger, Inc. 4.600%, 06/15/45	157,000	170,577

Diversified Financial Services—0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.500%, 05/26/22	585,000	600,352
3.950%, 02/01/22	1,880,000	1,957,417
Air Lease Corp. 2.125%, 01/15/20	143,000	142,316
2.625%, 09/04/18	945,000	952,019
2.625%, 07/01/22	128,000	126,866
3.000%, 09/15/23	285,000	283,360
3.375%, 06/01/21	365,000	374,688
3.625%, 04/01/27	620,000	620,058
American Express Co. 1.550%, 05/22/18	158,000	157,958
American Express Credit Corp. 3.300%, 05/03/27	315,000	314,739
Blackstone Holdings Finance Co. LLC 4.450%, 07/15/45 (144A)	66,000	66,305
5.875%, 03/15/21 (144A)	250,000	277,558
Capital One Bank USA N.A. 2.250%, 02/13/19	435,000	436,167
3.375%, 02/15/23	1,735,000	1,749,813
China Overseas Finance Investment Cayman V, Ltd. Zero Coupon, 01/05/23	1,800,000	1,856,700
GE Capital International Funding Co. 4.418%, 11/15/35	2,667,000	2,902,731
GTP Acquisition Partners LLC 3.482%, 06/16/25 (144A)	269,000	274,364
Intercontinental Exchange, Inc. 4.000%, 10/15/23	118,000	126,526
International Lease Finance Corp. 8.625%, 01/15/22	300,000	369,412
Invesco Finance plc 3.750%, 01/15/26	97,000	100,570
5.375%, 11/30/43	75,000	88,023
Jefferies Group LLC 5.125%, 04/13/18	75,000	76,929
6.875%, 04/15/21	375,000	426,830
Legg Mason, Inc. 5.625%, 01/15/44	80,000	84,970
National Rural Utilities Cooperative Finance Corp. 2.700%, 02/15/23	285,000	285,340
2.850%, 01/27/25	340,000	338,402
2.950%, 02/07/24	87,000	87,823
8.000%, 03/01/32	400,000	586,108
Synchrony Financial 3.700%, 08/04/26	720,000	694,835
4.250%, 08/15/24	355,000	362,599

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Visa, Inc. 2.800%, 12/14/22	265,000	$269,806
3.150%, 12/14/25	625,000	634,542
4.150%, 12/14/35	300,000	325,038

		17,951,164

Electric—1.9%
AEP Transmission Co. LLC 3.100%, 12/01/26	265,000	264,248
Alabama Power Co. 3.750%, 03/01/45 (b)	235,000	232,180
4.150%, 08/15/44	35,000	36,502
5.500%, 10/15/17	147,000	148,540
5.700%, 02/15/33	150,000	178,414
Appalachian Power Co. 5.800%, 10/01/35	150,000	180,320
Arizona Public Service Co. 8.750%, 03/01/19	165,000	183,070
Atlantic City Electric Co. 7.750%, 11/15/18	135,000	145,499
Baltimore Gas & Electric Co. 2.800%, 08/15/22	143,000	144,371
Berkshire Hathaway Energy Co. 3.500%, 02/01/25	1,200,000	1,231,115
CenterPoint Energy Houston Electric LLC 5.600%, 07/01/23	381,000	423,593
6.950%, 03/15/33	100,000	137,813
China Southern Power Grid International Finance BVI Co., Ltd. 3.500%, 05/08/27 (144A)	240,000	238,061
Cleveland Electric Illuminating Co. (The) 5.500%, 08/15/24	187,000	214,254
7.880%, 11/01/17	315,000	321,096
CMS Energy Corp. 2.950%, 02/15/27	115,000	110,282
3.450%, 08/15/27	320,000	322,972
3.875%, 03/01/24	138,000	144,349
Commonwealth Edison Co. 2.550%, 06/15/26 (b)	410,000	394,506
5.875%, 02/01/33	150,000	183,149
6.450%, 01/15/38	175,000	235,567
Consolidated Edison Co. of New York, Inc. 3.875%, 06/15/47	280,000	283,769
4.500%, 12/01/45	305,000	335,568
5.700%, 12/01/36	300,000	366,428
Consolidated Edison, Inc. 2.000%, 05/15/21	580,000	570,958
Consumers Energy Co. 3.950%, 05/15/43	200,000	206,895
Dominion Energy, Inc. 2.850%, 08/15/26	848,000	808,339
3.900%, 10/01/25	375,000	388,195
5.250%, 08/01/33	400,000	449,632
DTE Electric Co. 5.450%, 02/15/35	30,000	35,808
5.700%, 10/01/37	250,000	313,709

Electric—(Continued)
Duke Energy Carolinas LLC 3.875%, 03/15/46	90,000	91,764
6.000%, 12/01/28	200,000	247,356
6.000%, 01/15/38	60,000	79,294
Duke Energy Corp. 2.650%, 09/01/26	130,000	123,465
3.750%, 04/15/24	660,000	689,748
6.250%, 06/15/18	375,000	390,881
Duke Energy Indiana LLC 3.750%, 05/15/46	370,000	364,702
Duke Energy Progress LLC 4.150%, 12/01/44	305,000	319,279
6.125%, 09/15/33 (b)	500,000	639,479
Edison International 2.950%, 03/15/23	425,000	429,165
EDP Finance B.V. 3.625%, 07/15/24 (144A)	500,000	496,220
5.250%, 01/14/21 (144A) (b)	425,000	456,039
Electricite de France S.A. 4.875%, 01/22/44 (144A)	165,000	173,432
Emera U.S. Finance L.P. 3.550%, 06/15/26	290,000	290,671
4.750%, 06/15/46	255,000	269,111
Enel Finance International NV 3.625%, 05/25/27 (144A)	760,000	752,661
4.750%, 05/25/47 (144A)	235,000	241,805
Entergy Arkansas, Inc. 3.050%, 06/01/23	311,000	317,145
Entergy Corp. 2.950%, 09/01/26	580,000	555,387
4.000%, 07/15/22	270,000	285,365
Entergy Louisiana LLC 3.120%, 09/01/27	335,000	333,853
Entergy Mississippi, Inc. 2.850%, 06/01/28	245,000	237,462
Exelon Corp. 2.450%, 04/15/21	60,000	59,835
3.497%, 06/01/22	530,000	541,470
4.450%, 04/15/46	115,000	118,855
Exelon Generation Co. LLC 2.950%, 01/15/20	500,000	507,711
3.400%, 03/15/22 (b)	195,000	198,486
FirstEnergy Corp. 3.900%, 07/15/27	270,000	270,863
4.850%, 07/15/47	125,000	126,813
Florida Power & Light Co. 4.950%, 06/01/35	300,000	347,784
5.625%, 04/01/34	110,000	136,213
Georgia Power Co. 5.400%, 06/01/40	120,000	140,176
Gulf Power Co. 3.300%, 05/30/27	520,000	522,461
Indiana Michigan Power Co. 3.200%, 03/15/23	250,000	253,395
3.750%, 07/01/47	225,000	218,530

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
ITC Holdings Corp. 3.250%, 06/30/26	190,000	$186,901
3.650%, 06/15/24	285,000	290,101
Jersey Central Power & Light Co. 4.300%, 01/15/26 (144A)	505,000	529,182
6.150%, 06/01/37	100,000	120,038
Kansas City Power & Light Co. 3.150%, 03/15/23	100,000	100,871
6.375%, 03/01/18	150,000	154,323
7.150%, 04/01/19	250,000	271,497
Louisville Gas & Electric Co. 5.125%, 11/15/40	125,000	145,904
Metropolitan Edison Co. 3.500%, 03/15/23 (144A)	220,000	223,567
4.000%, 04/15/25 (144A)	230,000	235,967
MidAmerican Energy Co. 3.700%, 09/15/23	300,000	316,551
Nevada Power Co. 5.375%, 09/15/40	96,000	113,432
6.500%, 08/01/18	425,000	446,729
6.650%, 04/01/36	150,000	202,283
NextEra Energy Capital Holdings, Inc. 2.400%, 09/15/19	159,000	160,087
3.550%, 05/01/27	775,000	787,310
Niagara Mohawk Power Corp. 4.278%, 10/01/34 (144A)	264,000	278,754
Northern States Power Co. 2.150%, 08/15/22	500,000	494,301
Oncor Electric Delivery Co. LLC 2.150%, 06/01/19 (b)	240,000	240,130
2.950%, 04/01/25	30,000	29,950
Pacific Gas & Electric Co. 2.450%, 08/15/22	91,000	90,934
2.950%, 03/01/26	105,000	104,272
3.250%, 06/15/23	300,000	309,456
3.400%, 08/15/24	595,000	613,614
3.500%, 06/15/25	305,000	315,341
4.250%, 03/15/46	205,000	218,088
4.300%, 03/15/45	90,000	96,401
5.800%, 03/01/37	255,000	325,266
6.050%, 03/01/34	250,000	322,597
PacifiCorp 2.950%, 06/01/23	350,000	356,915
5.500%, 01/15/19	65,000	68,573
5.900%, 08/15/34	15,000	18,409
6.100%, 08/01/36	116,000	150,813
6.250%, 10/15/37	260,000	345,203
7.700%, 11/15/31	40,000	58,251
PPL Capital Funding, Inc. 3.500%, 12/01/22	775,000	800,849
5.000%, 03/15/44	260,000	293,120
PPL Electric Utilities Corp. 4.750%, 07/15/43	42,000	47,925
Progress Energy, Inc. 7.000%, 10/30/31	325,000	430,294

Electric—(Continued)
PSEG Power LLC 2.450%, 11/15/18	45,000	45,159
4.150%, 09/15/21 (b)	110,000	115,510
4.300%, 11/15/23	74,000	77,998
Public Service Co. of Colorado 3.800%, 06/15/47	280,000	281,858
3.950%, 03/15/43	200,000	201,536
5.125%, 06/01/19	150,000	158,952
5.800%, 08/01/18	130,000	135,512
Public Service Co. of New Hampshire 3.500%, 11/01/23	55,000	57,432
Public Service Co. of Oklahoma 5.150%, 12/01/19	50,000	53,295
6.625%, 11/15/37	100,000	131,908
Public Service Electric & Gas Co. 2.250%, 09/15/26	203,000	191,541
3.650%, 09/01/42	56,000	55,420
Rochester Gas & Electric Corp. 3.100%, 06/01/27 (144A)	383,000	382,548
San Diego Gas & Electric Co. 3.750%, 06/01/47	460,000	460,855
5.350%, 05/15/35	100,000	119,139
6.000%, 06/01/26	100,000	120,769
Sierra Pacific Power Co. 2.600%, 05/01/26	370,000	357,154
6.750%, 07/01/37	150,000	202,208
Southern California Edison Co. 3.500%, 10/01/23	239,000	249,599
3.600%, 02/01/45	180,000	175,093
4.650%, 10/01/43	200,000	228,047
Southern Power Co. 4.950%, 12/15/46	335,000	345,936
5.150%, 09/15/41	200,000	210,575
5.250%, 07/15/43 (b)	95,000	101,100
Southwestern Electric Power Co. 3.900%, 04/01/45	340,000	333,477
Toledo Edison Co. (The) 6.150%, 05/15/37	250,000	310,427
7.250%, 05/01/20	15,000	16,570
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	300,000	311,105
Union Electric Co. 2.950%, 06/15/27	774,000	766,022
Virginia Electric & Power Co. 1.200%, 01/15/18	33,000	32,938
3.450%, 02/15/24	122,000	125,929
Xcel Energy, Inc. 3.300%, 06/01/25	215,000	216,906
3.350%, 12/01/26	370,000	373,422
4.700%, 05/15/20	245,000	259,359

		37,955,576

Electrical Components & Equipment—0.0%
Emerson Electric Co. 6.000%, 08/15/32	70,000	86,726

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—0.0%
Arrow Electronics, Inc. 3.000%, 03/01/18	26,000	$26,186
3.875%, 01/12/28	390,000	386,753
Koninklijke Philips NV 3.750%, 03/15/22	100,000	105,417
6.875%, 03/11/38	100,000	133,379

		651,735

Engineering & Construction—0.0%
ABB Finance USA, Inc. 2.875%, 05/08/22	100,000	102,274

Environmental Control—0.0%
Republic Services, Inc. 5.500%, 09/15/19	600,000	644,162

Food—0.4%
Conagra Brands, Inc. 6.625%, 08/15/39	70,000	81,237
7.125%, 10/01/26	19,000	23,815
Kellogg Co. 4.000%, 12/15/20	64,000	67,603
7.450%, 04/01/31	500,000	677,536
Kraft Heinz Foods Co. 3.950%, 07/15/25	808,000	830,842
4.375%, 06/01/46	575,000	563,117
5.000%, 06/04/42	105,000	110,847
5.200%, 07/15/45	339,000	366,739
6.125%, 08/23/18	590,000	618,061
6.875%, 01/26/39	300,000	385,852
Kroger Co. (The) 2.300%, 01/15/19	70,000	70,283
3.875%, 10/15/46 (b)	550,000	484,600
6.400%, 08/15/17	100,000	100,503
7.700%, 06/01/29	310,000	407,813
8.000%, 09/15/29	400,000	539,086
Mondelez International Holdings Netherlands B.V. 2.000%, 10/28/21 (144A) (b)	475,000	462,801
Smithfield Foods, Inc. 4.250%, 02/01/27 (144A)	92,000	94,120
Sysco Corp. 2.500%, 07/15/21	155,000	155,423
3.250%, 07/15/27	420,000	413,530
3.750%, 10/01/25	83,000	86,044
4.850%, 10/01/45	73,000	80,891
5.375%, 09/21/35	100,000	115,646
Tyson Foods, Inc. 2.650%, 08/15/19	96,000	97,210
3.550%, 06/02/27	460,000	465,366
3.950%, 08/15/24	200,000	209,284
4.550%, 06/02/47	190,000	200,023
4.875%, 08/15/34 (b)	250,000	273,524

		7,981,796

Forest Products & Paper—0.0%
International Paper Co. 3.800%, 01/15/26 (b)	565,000	580,683

Gas—0.2%
Atmos Energy Corp. 8.500%, 03/15/19	350,000	387,524
Dominion Energy Gas Holdings LLC 2.500%, 12/15/19	160,000	161,070
2.800%, 11/15/20	433,000	438,259
4.600%, 12/15/44	142,000	148,378
4.800%, 11/01/43	765,000	808,309
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A) (b)	690,000	665,955
Nisource Finance Corp. 4.800%, 02/15/44	455,000	492,887
6.250%, 12/15/40	75,000	93,868
6.800%, 01/15/19	35,000	37,387
Piedmont Natural Gas Co., Inc. 3.640%, 11/01/46	355,000	332,622
Sempra Energy 2.400%, 03/15/20	120,000	120,539
9.800%, 02/15/19 (b)	200,000	224,314
Southern Co. Gas Capital Corp. 3.250%, 06/15/26	425,000	417,063
5.875%, 03/15/41	147,000	177,844
6.000%, 10/01/34	250,000	299,928

		4,805,947

Healthcare-Products—0.5%
Abbott Laboratories 3.750%, 11/30/26	695,000	709,464
4.750%, 11/30/36	365,000	397,288
5.125%, 04/01/19	158,000	166,369
Becton Dickinson & Co. 2.675%, 12/15/19	266,000	269,257
4.685%, 12/15/44	300,000	308,960
Becton Dickinson and Co. 3.363%, 06/06/24	1,167,000	1,169,668
Covidien International Finance S.A. 2.950%, 06/15/23	365,000	368,176
6.000%, 10/15/17	200,000	202,485
Medtronic, Inc. 3.125%, 03/15/22	385,000	396,964
3.150%, 03/15/22	975,000	1,008,966
3.500%, 03/15/25	335,000	348,488
4.375%, 03/15/35	1,049,000	1,145,787
4.625%, 03/15/45	492,000	553,714
Stryker Corp. 4.100%, 04/01/43	55,000	54,782
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	1,092,000	1,061,846
3.150%, 01/15/23	228,000	231,960
4.150%, 02/01/24	286,000	305,009
Zimmer Biomet Holdings, Inc. 2.000%, 04/01/18	525,000	525,951

		9,225,134

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.4%
Aetna, Inc. 3.500%, 11/15/24	250,000	$257,888
Anthem, Inc. 2.300%, 07/15/18	510,000	512,871
3.125%, 05/15/22	100,000	101,863
3.300%, 01/15/23	35,000	35,697
3.500%, 08/15/24	165,000	169,606
5.100%, 01/15/44	605,000	700,011
5.950%, 12/15/34	700,000	846,918
Ascension Health 3.945%, 11/15/46	196,000	198,516
Cigna Corp. 4.000%, 02/15/22	240,000	253,686
Howard Hughes Medical Institute 3.500%, 09/01/23	200,000	211,262
Laboratory Corp. of America Holdings 3.200%, 02/01/22	215,000	219,421
Mayo Clinic 4.128%, 11/15/52	78,000	81,456
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	120,000	114,933
Quest Diagnostics, Inc. 3.450%, 06/01/26	91,000	91,173
Roche Holdings, Inc. 2.250%, 09/30/19 (144A)	300,000	302,102
UnitedHealth Group, Inc. 2.700%, 07/15/20	130,000	132,736
2.750%, 02/15/23	46,000	46,343
2.875%, 03/15/22	400,000	408,966
2.875%, 03/15/23	300,000	304,606
3.100%, 03/15/26	475,000	477,447
3.750%, 07/15/25	205,000	215,917
3.950%, 10/15/42	250,000	253,377
4.625%, 07/15/35	585,000	657,496
4.700%, 02/15/21	64,000	69,151
5.800%, 03/15/36	425,000	538,040
6.625%, 11/15/37	175,000	241,191

		7,442,673

Holding Companies-Diversified—0.0%
Hutchison Whampoa International, Ltd. 2.000%, 11/08/17 (144A)	200,000	200,167

Household Products/Wares—0.1%
Kimberly-Clark Corp. 5.300%, 03/01/41	225,000	277,342
6.125%, 08/01/17	98,000	98,317
Reckitt Benckiser Treasury Services plc 2.375%, 06/24/22 (144A)	520,000	516,604
2.750%, 06/26/24 (144A)	385,000	381,733

		1,273,996

Housewares—0.0%
Newell Brands, Inc. 5.500%, 04/01/46	155,000	186,626

Insurance—0.9%
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	785,000	1,037,801
American International Group, Inc. 3.875%, 01/15/35	670,000	649,540
4.500%, 07/16/44	191,000	194,224
4.700%, 07/10/35	150,000	159,437
4.800%, 07/10/45	245,000	261,482
Aon Corp. 5.000%, 09/30/20	200,000	215,368
Athene Global Funding 2.750%, 04/20/20 (144A)	352,000	352,769
4.000%, 01/25/22 (144A)	184,000	191,129
Berkshire Hathaway, Inc. 3.125%, 03/15/26	120,000	121,350
Chubb INA Holdings, Inc. 2.300%, 11/03/20	60,000	60,342
2.700%, 03/13/23	200,000	200,165
CNA Financial Corp. 7.250%, 11/15/23	153,000	185,197
7.350%, 11/15/19	245,000	273,784
Great-West Lifeco Finance Delaware L.P. 4.150%, 06/03/47 (144A)	300,000	300,447
Guardian Life Global Funding 2.000%, 04/26/21 (144A) (b)	165,000	162,594
2.500%, 05/08/22 (144A)	250,000	249,501
Guardian Life Insurance Co. of America (The) 4.850%, 01/24/77 (144A)	63,000	66,710
Jackson National Life Global Funding 2.250%, 04/29/21 (144A)	1,320,000	1,305,893
3.250%, 01/30/24 (144A)	173,000	175,293
Liberty Mutual Group, Inc. 4.950%, 05/01/22 (144A)	220,000	241,288
Liberty Mutual Insurance Co. 8.500%, 05/15/25 (144A)	500,000	644,429
Lincoln National Corp. 6.250%, 02/15/20	375,000	411,337
Manulife Financial Corp. 4.061%, 02/24/32 (c)	665,000	670,929
4.150%, 03/04/26 (b)	750,000	792,671
Marsh & McLennan Cos., Inc. 2.750%, 01/30/22 (b)	120,000	121,172
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	121,000	198,262
MassMutual Global Funding II 2.000%, 04/15/21 (144A)	440,000	433,460
Nationwide Mutual Insurance Co. 7.875%, 04/01/33 (144A)	200,000	283,447
8.250%, 12/01/31 (144A)	135,000	193,129
9.375%, 08/15/39 (144A)	138,000	230,439
New York Life Global Funding 2.000%, 04/13/21 (144A)	140,000	138,760
New York Life Insurance Co. 5.875%, 05/15/33 (144A)	400,000	504,692
Pacific Life Insurance Co. 9.250%, 06/15/39 (144A)	200,000	326,006

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Pricoa Global Funding I 1.600%, 05/29/18 (144A)	425,000	$424,884
2.200%, 05/16/19 (144A)	280,000	281,397
2.200%, 06/03/21 (144A)	423,000	417,905
2.550%, 11/24/20 (144A)	280,000	281,953
Principal Life Global Funding II 3.000%, 04/18/26 (144A)	234,000	230,629
Prudential Financial, Inc. 5.100%, 08/15/43	200,000	232,130
5.200%, 03/15/44 (b) (c)	445,000	471,700
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	800,000	1,056,958
Reliance Standard Life Global Funding II 2.375%, 05/04/20 (144A)	475,000	473,196
Swiss Re Treasury U.S. Corp. 4.250%, 12/06/42 (144A)	120,000	123,385
Teachers Insurance & Annuity Association of America 4.270%, 05/15/47 (144A)	200,000	204,742
4.900%, 09/15/44 (144A)	136,000	152,222
Travelers Cos., Inc. (The) 3.900%, 11/01/20	25,000	26,397
6.750%, 06/20/36	175,000	241,909
Travelers Property Casualty Corp. 6.375%, 03/15/33	100,000	130,755
Voya Financial, Inc. 2.900%, 02/15/18	431,000	433,915
3.125%, 07/15/24	645,000	636,939

		17,174,063

Internet—0.0%
Amazon.com, Inc. 4.800%, 12/05/34	189,000	217,577

Iron/Steel—0.1%
Nucor Corp. 4.000%, 08/01/23	290,000	306,519
5.200%, 08/01/43	218,000	255,798
5.850%, 06/01/18	550,000	569,892
Vale Overseas, Ltd. 6.250%, 08/10/26	1,261,000	1,360,304
6.875%, 11/21/36	200,000	214,500

		2,707,013

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp. 1.931%, 10/01/21	147,000	144,434
2.400%, 06/06/22	705,000	703,188
Caterpillar, Inc. 7.300%, 05/01/31	584,000	768,421

		1,616,043

Machinery-Diversified—0.1%
Deere & Co. 5.375%, 10/16/29	1,175,000	1,421,710
8.100%, 05/15/30	61,000	88,383
John Deere Capital Corp. 2.450%, 09/11/20	75,000	75,800
2.800%, 01/27/23	122,000	123,359
Roper Technologies, Inc. 3.000%, 12/15/20	83,000	84,950
3.800%, 12/15/26 (b)	284,000	291,797
Xylem, Inc. 4.375%, 11/01/46	190,000	196,647

		2,282,646

Media—0.9%
21st Century Fox America, Inc. 4.750%, 09/15/44	265,000	278,970
4.950%, 10/15/45	285,000	308,510
5.400%, 10/01/43	340,000	390,749
7.125%, 04/08/28	220,000	279,537
7.250%, 05/18/18	265,000	277,288
7.280%, 06/30/28	400,000	509,832
7.300%, 04/30/28	218,000	278,596
7.625%, 11/30/28	100,000	130,917
CBS Corp. 3.375%, 02/15/28	490,000	480,246
3.700%, 08/15/24	265,000	271,927
4.000%, 01/15/26	167,000	172,807
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.750%, 02/15/28 (144A)	640,000	630,556
4.908%, 07/23/25	1,667,000	1,800,892
5.375%, 05/01/47 (144A)	215,000	227,458
6.384%, 10/23/35	499,000	591,491
Comcast Corp. 3.200%, 07/15/36	610,000	570,908
3.400%, 07/15/46	142,000	129,305
4.250%, 01/15/33	303,000	322,928
4.600%, 08/15/45	700,000	763,343
4.750%, 03/01/44	360,000	400,600
5.650%, 06/15/35	996,000	1,220,548
6.500%, 11/15/35	185,000	245,260
7.050%, 03/15/33	187,000	255,593
COX Communications, Inc. 6.450%, 12/01/36 (144A)	500,000	548,958
Discovery Communications LLC 3.800%, 03/13/24	710,000	717,918
Grupo Televisa S.A.B. 6.125%, 01/31/46	200,000	222,242
8.500%, 03/11/32 (b)	100,000	129,311
Historic TW, Inc. 6.875%, 06/15/18	100,000	104,712
9.150%, 02/01/23	286,000	366,857
NBCUniversal Media LLC 4.375%, 04/01/21	320,000	344,923
5.950%, 04/01/41	300,000	384,127

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Time Warner Cable LLC 5.000%, 02/01/20	585,000	$624,075
5.500%, 09/01/41	460,000	494,346
Time Warner Cos., Inc. 7.570%, 02/01/24	50,000	62,072
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	715,000	981,632
Time Warner, Inc. 3.800%, 02/15/27	605,000	609,090
4.750%, 03/29/21 (b)	500,000	538,464
Viacom, Inc. 3.250%, 03/15/23	44,000	43,611
3.450%, 10/04/26	645,000	621,400
4.375%, 03/15/43	389,000	345,782
6.875%, 04/30/36	375,000	438,174
Walt Disney Co. (The) 1.850%, 07/30/26 (b)	136,000	123,791
3.000%, 02/13/26 (b)	300,000	301,549
3.700%, 12/01/42	265,000	262,548
7.000%, 03/01/32	55,000	77,848

		18,881,691

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 2.500%, 01/15/23	300,000	299,207
4.200%, 06/15/35	60,000	62,481

		361,688

Mining—0.1%
BHP Billiton Finance USA, Ltd. 2.875%, 02/24/22	313,000	319,364
4.125%, 02/24/42	185,000	189,411
5.000%, 09/30/43	195,000	225,652
Glencore Funding LLC 4.000%, 03/27/27 (144A)	315,000	309,928
4.625%, 04/29/24 (144A)	200,000	209,080
Newcrest Finance Pty, Ltd. 5.750%, 11/15/41 (144A)	58,000	62,951
Rio Tinto Finance USA plc 2.875%, 08/21/22	5,000	5,080
Rio Tinto Finance USA, Ltd. 7.125%, 07/15/28	280,000	372,235
Vale Canada, Ltd. 7.200%, 09/15/32 (b)	200,000	214,500

		1,908,201

Miscellaneous Manufacturing—0.3%
Eaton Corp. 5.800%, 03/15/37	100,000	117,991
7.650%, 11/15/29	100,000	137,081
General Electric Co. 2.700%, 10/09/22	73,000	74,251
3.450%, 05/15/24	293,000	307,887
4.500%, 03/11/44	270,000	299,957

Miscellaneous Manufacturing—(Continued)
General Electric Co. 5.000%, 01/21/21 (c)	460,000	488,244
6.750%, 03/15/32	141,000	193,264
Illinois Tool Works, Inc. 4.875%, 09/15/41	200,000	233,667
Ingersoll-Rand Co. 6.443%, 11/15/27	300,000	360,740
Ingersoll-Rand Global Holding Co., Ltd. 4.250%, 06/15/23	135,000	145,864
6.875%, 08/15/18	272,000	287,051
Parker-Hannifin Corp. 3.250%, 03/01/27 (144A)	285,000	287,915
3.300%, 11/21/24	114,000	117,465
4.100%, 03/01/47 (144A)	235,000	245,560
6.550%, 07/15/18	500,000	523,859
Siemens Financieringsmaatschappij NV 2.000%, 09/15/23 (144A)	390,000	374,714
2.350%, 10/15/26 (144A)	275,000	259,646
3.125%, 03/16/24 (144A)	500,000	507,928
3.400%, 03/16/27 (144A)	275,000	281,035
Textron, Inc. 3.650%, 03/15/27	171,000	171,668
3.875%, 03/01/25	105,000	107,859

		5,523,646

Oil & Gas—1.3%
Anadarko Petroleum Corp. 3.450%, 07/15/24	300,000	293,048
5.550%, 03/15/26	340,000	379,952
Apache Corp. 2.625%, 01/15/23	85,000	82,960
3.250%, 04/15/22	355,000	360,175
6.000%, 01/15/37	150,000	173,547
BP Capital Markets plc 2.241%, 09/26/18 (b)	650,000	653,708
3.017%, 01/16/27	200,000	194,582
3.224%, 04/14/24	1,095,000	1,105,815
3.245%, 05/06/22	600,000	617,210
3.535%, 11/04/24 (b)	560,000	574,879
3.588%, 04/14/27	715,000	725,473
3.814%, 02/10/24	1,140,000	1,188,876
Burlington Resources Finance Co. 7.400%, 12/01/31	300,000	405,617
Canadian Natural Resources, Ltd. 3.800%, 04/15/24	111,000	112,336
7.200%, 01/15/32	200,000	243,815
Cenovus Energy, Inc. 3.000%, 08/15/22 (b)	50,000	47,807
3.800%, 09/15/23	500,000	493,266
5.200%, 09/15/43	168,000	148,853
5.250%, 06/15/37 (144A)	144,000	134,484
5.400%, 06/15/47 (144A) (b)	425,000	396,691
5.700%, 10/15/19	325,000	343,002
6.750%, 11/15/39	376,000	394,988

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Chevron Corp. 2.355%, 12/05/22	330,000	$328,475
2.566%, 05/16/23	400,000	400,676
2.895%, 03/03/24	1,216,000	1,225,857
ConocoPhillips 5.900%, 10/15/32 (b)	250,000	299,440
ConocoPhillips Co. 4.150%, 11/15/34	300,000	301,469
ConocoPhillips Holding Co. 6.950%, 04/15/29	225,000	288,577
Encana Corp. 7.375%, 11/01/31	500,000	607,436
Eni USA, Inc. 7.300%, 11/15/27	200,000	249,595
EOG Resources, Inc. 5.100%, 01/15/36 (b)	431,000	472,821
Hess Corp. 4.300%, 04/01/27 (b)	830,000	810,731
6.000%, 01/15/40	200,000	203,426
Kerr-McGee Corp. 7.875%, 09/15/31	1,000,000	1,285,692
Marathon Oil Corp. 6.800%, 03/15/32	727,000	786,083
Marathon Petroleum Corp. 4.750%, 09/15/44	180,000	171,009
Nabors Industries, Inc. 4.625%, 09/15/21	115,000	109,227
5.000%, 09/15/20 (b)	110,000	109,725
Noble Energy, Inc. 5.050%, 11/15/44	170,000	174,593
6.000%, 03/01/41	322,000	360,315
Noble Holding International, Ltd. 5.250%, 03/15/42	124,000	68,200
8.700%, 04/01/45	218,000	155,870
Occidental Petroleum Corp. 3.400%, 04/15/26	114,000	115,031
3.500%, 06/15/25	193,000	197,111
4.625%, 06/15/45	79,000	83,745
8.450%, 02/15/29	135,000	186,736
Petro-Canada 5.350%, 07/15/33	165,000	184,881
Petroleos Mexicanos 6.500%, 03/13/27 (144A)	1,360,000	1,460,980
Phillips 66 4.650%, 11/15/34	229,000	241,037
4.875%, 11/15/44	750,000	803,931
Shell International Finance B.V. 2.250%, 11/10/20	111,000	111,762
2.375%, 08/21/22 (b)	440,000	437,465
2.500%, 09/12/26	220,000	210,336
2.875%, 05/10/26 (b)	164,000	161,829
3.400%, 08/12/23	350,000	363,417
3.625%, 08/21/42	25,000	23,387
3.750%, 09/12/46	288,000	272,537
4.000%, 05/10/46	345,000	340,658

Oil & Gas—(Continued)
Shell International Finance B.V. 4.125%, 05/11/35	200,000	208,234
5.500%, 03/25/40	86,000	104,505
Sinopec Group Overseas Development 2013, Ltd. 4.375%, 10/17/23 (144A)	582,000	619,815
Statoil ASA 5.100%, 08/17/40	100,000	115,274
7.250%, 09/23/27	205,000	270,468
Suncor Energy, Inc. 5.950%, 12/01/34	100,000	120,471
7.150%, 02/01/32	100,000	129,942
Tosco Corp. 8.125%, 02/15/30	526,000	731,525
Total Capital Canada, Ltd. 2.750%, 07/15/23	1,229,000	1,235,622
Total Capital International S.A. 2.700%, 01/25/23	564,000	566,881
Valero Energy Corp. 7.500%, 04/15/32	25,000	32,076

		26,809,957

Oil & Gas Services—0.2%
Baker Hughes, Inc. 5.125%, 09/15/40	415,000	474,151
Halliburton Co. 3.800%, 11/15/25 (b)	620,000	635,391
4.850%, 11/15/35	85,000	90,875
5.000%, 11/15/45	116,000	123,421
6.700%, 09/15/38	350,000	448,254
National Oilwell Varco, Inc. 1.350%, 12/01/17	29,000	28,961
Schlumberger Holdings Corp. 2.350%, 12/21/18 (144A)	400,000	402,374
4.000%, 12/21/25 (144A)	635,000	665,666
Schlumberger Investment S.A. 3.650%, 12/01/23	358,000	376,305

		3,245,398

Pharmaceuticals—1.0%
AbbVie, Inc. 2.000%, 11/06/18 (b)	649,000	650,540
2.300%, 05/14/21	105,000	104,739
3.200%, 11/06/22	109,000	111,797
4.300%, 05/14/36	353,000	359,249
4.450%, 05/14/46	395,000	407,717
4.500%, 05/14/35	1,500,000	1,581,952
4.700%, 05/14/45	310,000	329,419
Allergan Funding SCS 3.800%, 03/15/25	148,000	153,084
3.850%, 06/15/24	750,000	782,392
4.550%, 03/15/35	1,590,000	1,697,051
AstraZeneca plc 3.375%, 11/16/25	167,000	170,572
6.450%, 09/15/37	360,000	484,811

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Bayer U.S. Finance LLC 1.500%, 10/06/17 (144A)	285,000	$284,933
Cardinal Health, Inc. 2.400%, 11/15/19 (b)	128,000	128,730
3.200%, 03/15/23	155,000	158,054
3.750%, 09/15/25	169,000	175,618
Eli Lilly & Co. 3.100%, 05/15/27	620,000	626,095
Express Scripts Holding Co. 3.400%, 03/01/27	820,000	791,402
3.500%, 06/15/24 (b)	249,000	251,174
6.125%, 11/15/41	61,000	71,540
Forest Laboratories LLC 5.000%, 12/15/21 (144A)	225,000	245,656
GlaxoSmithKline Capital plc 2.850%, 05/08/22	500,000	510,851
GlaxoSmithKline Capital, Inc. 2.800%, 03/18/23	143,000	145,173
5.375%, 04/15/34	300,000	360,773
Johnson & Johnson 4.375%, 12/05/33	46,000	52,318
6.950%, 09/01/29	300,000	410,718
McKesson Corp. 2.850%, 03/15/23	420,000	419,699
3.796%, 03/15/24 (b)	600,000	624,516
Mead Johnson Nutrition Co. 3.000%, 11/15/20 (b)	89,000	91,293
4.900%, 11/01/19	135,000	143,261
5.900%, 11/01/39	300,000	373,811
Medco Health Solutions, Inc. 4.125%, 09/15/20	450,000	471,255
Merck & Co., Inc. 2.400%, 09/15/22	35,000	35,284
2.750%, 02/10/25	409,000	407,686
2.800%, 05/18/23	27,000	27,512
6.550%, 09/15/37	150,000	206,956
Mylan NV 3.150%, 06/15/21 (b)	335,000	340,810
3.950%, 06/15/26 (b)	444,000	449,878
5.250%, 06/15/46	350,000	382,865
Mylan, Inc. 2.600%, 06/24/18	50,000	50,359
3.125%, 01/15/23 (144A)	325,000	323,347
Novartis Capital Corp. 3.400%, 05/06/24	527,000	549,936
Pfizer, Inc. 2.750%, 06/03/26	300,000	295,292
4.000%, 12/15/36	530,000	559,922
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23	643,000	637,324
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/21	644,000	665,014
Teva Pharmaceutical Finance IV LLC 2.250%, 03/18/20	250,000	249,750
Teva Pharmaceutical Finance Netherlands B.V. 3.150%, 10/01/26 (b)	1,308,000	1,242,179

Pharmaceuticals—(Continued)
Wyeth LLC 6.500%, 02/01/34	806,000	1,061,302
Zoetis, Inc. 4.700%, 02/01/43	43,000	46,711

		20,702,320

Pipelines—1.1%
APT Pipelines, Ltd. 4.250%, 07/15/27 (144A)	142,000	145,369
Boardwalk Pipelines L.P. 4.450%, 07/15/27	37,000	37,881
5.750%, 09/15/19	290,000	308,823
5.950%, 06/01/26	417,000	464,335
Buckeye Partners L.P. 3.950%, 12/01/26 (b)	140,000	138,576
5.600%, 10/15/44	310,000	320,028
5.850%, 11/15/43	255,000	273,544
Columbia Pipeline Group, Inc. 4.500%, 06/01/25	805,000	856,913
Enbridge, Inc. 2.900%, 07/15/22	350,000	349,300
3.700%, 07/15/27	295,000	294,782
Energy Transfer L.P. 2.500%, 06/15/18 (b)	576,000	578,825
4.200%, 04/15/27 (b)	128,000	127,961
5.150%, 02/01/43	195,000	185,073
6.050%, 06/01/41	446,000	474,421
7.500%, 07/01/38	200,000	242,577
EnLink Midstream Partners L.P. 2.700%, 04/01/19	281,000	280,385
Enterprise Products Operating LLC 3.350%, 03/15/23	500,000	513,413
3.700%, 02/15/26	138,000	140,553
3.750%, 02/15/25	942,000	970,074
3.900%, 02/15/24	233,000	242,350
4.900%, 05/15/46	430,000	462,392
4.950%, 10/15/54	33,000	34,248
6.125%, 10/15/39	400,000	479,505
6.875%, 03/01/33	162,000	205,308
Kinder Morgan Energy Partners L.P. 5.625%, 09/01/41	190,000	196,012
Kinder Morgan, Inc. 5.300%, 12/01/34	220,000	226,523
Magellan Midstream Partners L.P. 6.550%, 07/15/19	695,000	753,723
MPLX L.P. 4.000%, 02/15/25	95,000	95,647
4.125%, 03/01/27 (b)	315,000	316,073
4.875%, 12/01/24	460,000	490,436
5.200%, 03/01/47	141,000	145,213
ONEOK Partners L.P. 3.375%, 10/01/22	65,000	65,595
3.800%, 03/15/20	220,000	226,147
5.000%, 09/15/23	145,000	156,679
6.125%, 02/01/41	890,000	1,014,955

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
ONEOK Partners L.P. 6.650%, 10/01/36	275,000	$330,958
6.850%, 10/15/37	275,000	336,152
Phillips 66 Partners L.P. 4.900%, 10/01/46	308,000	303,198
Plains All American Pipeline L.P. / PAA Finance Corp. 3.850%, 10/15/23	350,000	352,332
4.650%, 10/15/25	400,000	409,996
4.700%, 06/15/44	250,000	227,885
5.750%, 01/15/20 (b)	610,000	655,932
6.650%, 01/15/37	425,000	477,596
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	102,000	107,940
8.000%, 03/01/32	70,000	94,684
Spectra Energy Capital LLC 3.300%, 03/15/23	237,000	237,887
6.750%, 07/15/18	185,000	193,152
6.750%, 02/15/32	705,000	819,548
7.500%, 09/15/38	85,000	111,619
Spectra Energy Partners L.P. 2.950%, 09/25/18	140,000	141,576
3.375%, 10/15/26	155,000	151,507
4.500%, 03/15/45	205,000	202,039
Sunoco Logistics Partners Operations L.P. 4.250%, 04/01/24	91,000	92,041
4.950%, 01/15/43	295,000	275,115
5.300%, 04/01/44	15,000	14,623
5.350%, 05/15/45	1,040,000	1,019,367
TC PipeLines L.P. 3.900%, 05/25/27	106,000	105,767
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	46,000	45,128
6.000%, 09/15/17 (144A)	150,000	151,167
Texas Gas Transmission LLC 4.500%, 02/01/21 (144A)	210,000	218,953
TransCanada PipeLines, Ltd. 4.625%, 03/01/34	475,000	521,241
5.850%, 03/15/36	176,000	216,589
7.125%, 01/15/19	142,000	152,845
7.250%, 08/15/38	300,000	417,499
Transcanada Trust 5.300%, 03/15/77 (c)	305,000	313,540
5.625%, 05/20/75 (c)	55,000	58,097
Western Gas Partners L.P. 3.950%, 06/01/25	157,000	155,978
4.650%, 07/01/26	150,000	153,545
5.375%, 06/01/21	149,000	159,956
5.450%, 04/01/44	102,000	103,542
Williams Partners L.P. 3.900%, 01/15/25	217,000	219,384
Williams Partners L.P. / ACMP Finance Corp. 4.875%, 05/15/23	300,000	311,286

		21,673,303

Real Estate—0.1%
Ontario Teachers’ Cadillac Fairview Properties Trust 3.125%, 03/20/22 (144A)	580,000	588,300
3.875%, 03/20/27 (144A)	473,000	484,762
ProLogis L.P. 3.750%, 11/01/25	38,000	39,560

		1,112,622

Real Estate Investment Trusts—0.7%
American Tower Corp. 3.375%, 10/15/26	635,000	621,278
3.450%, 09/15/21	330,000	340,310
3.550%, 07/15/27	260,000	257,812
4.400%, 02/15/26	195,000	204,381
4.500%, 01/15/18	220,000	223,014
5.000%, 02/15/24	474,000	523,737
AvalonBay Communities, Inc. 2.900%, 10/15/26 (b)	124,000	119,936
4.150%, 07/01/47	395,000	399,229
Boston Properties L.P. 3.650%, 02/01/26	225,000	227,688
3.800%, 02/01/24	527,000	546,718
3.850%, 02/01/23	210,000	220,935
Brixmor Operating Partnership L.P. 3.650%, 06/15/24	890,000	875,728
3.850%, 02/01/25	200,000	197,374
Crown Castle International Corp. 3.400%, 02/15/21	175,000	179,698
3.700%, 06/15/26	304,000	306,603
4.000%, 03/01/27	47,000	48,376
4.450%, 02/15/26	306,000	325,023
DDR Corp. 3.500%, 01/15/21	320,000	324,008
4.700%, 06/01/27	94,000	94,056
Duke Realty L.P. 3.250%, 06/30/26	60,000	58,919
3.625%, 04/15/23	210,000	215,034
3.875%, 02/15/21 (b)	55,000	57,174
EPR Properties 4.500%, 06/01/27	532,000	535,191
ERP Operating L.P. 4.625%, 12/15/21	60,000	64,833
4.750%, 07/15/20	190,000	202,559
HCP, Inc. 3.875%, 08/15/24	357,000	363,954
4.000%, 06/01/25	472,000	483,493
4.200%, 03/01/24	125,000	129,960
Hospitality Properties Trust 4.950%, 02/15/27	177,000	184,830
Kimco Realty Corp. 3.800%, 04/01/27 (b)	625,000	625,115
Liberty Property L.P. 3.375%, 06/15/23 (b)	75,000	75,580
4.400%, 02/15/24	155,000	163,953

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
National Retail Properties, Inc. 4.000%, 11/15/25	193,000	$197,361
Realty Income Corp. 3.875%, 07/15/24	200,000	206,533
Scentre Group Trust 1 / Scentre Group Trust 2 3.500%, 02/12/25 (144A)	300,000	301,108
Simon Property Group L.P. 3.250%, 11/30/26	122,000	121,192
3.500%, 09/01/25	275,000	279,679
4.375%, 03/01/21	420,000	447,285
UDR, Inc. 2.950%, 09/01/26	565,000	533,850
3.700%, 10/01/20	140,000	144,221
Ventas Realty L.P. 3.850%, 04/01/27	508,000	510,648
4.125%, 01/15/26	68,000	69,934
4.375%, 02/01/45	45,000	44,541
Ventas Realty L.P. / Ventas Capital Corp. 3.250%, 08/15/22	285,000	288,580
4.250%, 03/01/22	300,000	316,923
VEREIT Operating Partnership L.P. 4.600%, 02/06/24	621,000	648,597
Welltower, Inc. 4.000%, 06/01/25	410,000	423,924

		13,730,875

Retail—0.5%
AutoZone, Inc. 3.750%, 06/01/27	206,000	206,058
CVS Health Corp. 2.125%, 06/01/21	715,000	706,283
3.875%, 07/20/25	660,000	686,232
CVS Pass-Through Trust 4.704%, 01/10/36 (144A)	85,864	90,826
5.880%, 01/10/28	450,050	504,319
Darden Restaurants, Inc. 3.850%, 05/01/27	423,000	429,785
Home Depot, Inc. (The) 2.125%, 09/15/26	77,000	71,984
3.500%, 09/15/56	380,000	344,298
3.900%, 06/15/47	295,000	299,049
4.875%, 02/15/44	250,000	289,617
5.400%, 09/15/40	200,000	247,660
5.875%, 12/16/36	100,000	130,266
Lowe’s Cos., Inc. 3.100%, 05/03/27	1,025,000	1,020,320
6.500%, 03/15/29	42,000	54,757
Macy’s Retail Holdings, Inc. 4.300%, 02/15/43	195,000	151,112
6.700%, 09/15/28	435,000	450,367
6.900%, 01/15/32	180,000	186,765
McDonald’s Corp. 4.875%, 07/15/40	340,000	374,184
6.300%, 10/15/37	325,000	422,958

Retail—(Continued)
Nordstrom, Inc. 6.950%, 03/15/28	170,000	183,718
Target Corp. 6.350%, 11/01/32	177,000	227,161
6.650%, 08/01/28	182,000	225,661
6.750%, 01/01/28	66,000	81,723
Wal-Mart Stores, Inc. 3.300%, 04/22/24	150,000	156,623
5.000%, 10/25/40	775,000	933,291
5.875%, 04/05/27 (b)	90,000	111,227
6.750%, 10/15/23	111,000	136,745
Walgreens Boots Alliance, Inc. 3.800%, 11/18/24	978,000	1,015,754
4.500%, 11/18/34	292,000	306,418
4.800%, 11/18/44	175,000	186,227

		10,231,388

Savings & Loans—0.0%
Nationwide Building Society 4.000%, 09/14/26 (144A)	250,000	247,283

Semiconductors—0.4%
Analog Devices, Inc. 3.125%, 12/05/23 (b)	594,000	600,337
3.500%, 12/05/26	385,000	387,998
4.500%, 12/05/36	113,000	117,087
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.000%, 01/15/22 (144A)	450,000	454,022
3.625%, 01/15/24 (144A)	947,000	968,779
3.875%, 01/15/27 (144A)	449,000	461,078
Intel Corp. 2.600%, 05/19/26	855,000	826,426
2.875%, 05/11/24	367,000	368,390
3.100%, 07/29/22	230,000	238,280
3.150%, 05/11/27	200,000	200,684
4.100%, 05/19/46	210,000	217,651
4.800%, 10/01/41	182,000	208,480
QUALCOMM, Inc. 2.600%, 01/30/23	35,000	34,872
2.900%, 05/20/24	1,680,000	1,676,571
3.250%, 05/20/27	439,000	440,004

		7,200,659

Software—0.5%
Microsoft Corp. 2.400%, 08/08/26	795,000	765,090
2.700%, 02/12/25 (b)	600,000	595,957
2.875%, 02/06/24	301,000	305,896
3.450%, 08/08/36	665,000	665,414
3.500%, 02/12/35	418,000	421,449
3.700%, 08/08/46	660,000	653,095
3.750%, 02/12/45	540,000	536,690
4.100%, 02/06/37	1,110,000	1,195,605
4.500%, 10/01/40	500,000	559,212

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Microsoft Corp. 4.500%, 02/06/57	238,000	$262,038
5.200%, 06/01/39	500,000	607,597
Oracle Corp. 2.400%, 09/15/23	873,000	861,672
2.500%, 05/15/22	226,000	228,145
2.500%, 10/15/22	379,000	381,044
2.650%, 07/15/26	1,205,000	1,156,276
2.950%, 05/15/25 (b)	450,000	452,202
3.850%, 07/15/36	470,000	485,867
4.000%, 07/15/46	310,000	313,067
4.125%, 05/15/45	370,000	380,394
6.125%, 07/08/39	70,000	91,612

		10,918,322

Telecommunications—1.4%
America Movil S.A.B. de C.V. 5.000%, 03/30/20	100,000	107,421
5.625%, 11/15/17	125,000	126,736
6.375%, 03/01/35 (b)	600,000	740,868
AT&T, Inc. 3.000%, 06/30/22	97,000	97,050
3.400%, 05/15/25	2,612,000	2,567,831
3.600%, 02/17/23	956,000	978,428
3.950%, 01/15/25	95,000	96,822
4.125%, 02/17/26	670,000	686,930
4.300%, 12/15/42	227,000	210,799
4.350%, 06/15/45	530,000	491,900
4.450%, 04/01/24	56,000	58,951
4.500%, 05/15/35	185,000	182,002
4.500%, 03/09/48	460,000	430,410
4.600%, 02/15/21	100,000	106,653
5.150%, 03/15/42	255,000	260,404
5.250%, 03/01/37	1,040,000	1,107,992
5.350%, 09/01/40	90,000	95,299
5.500%, 02/01/18	149,000	152,201
5.800%, 02/15/19 (b)	151,000	160,181
6.350%, 03/15/40 (b)	225,000	264,337
BellSouth Capital Funding Corp. 7.875%, 02/15/30	550,000	717,748
BellSouth LLC 6.550%, 06/15/34	200,000	229,648
BellSouth Telecommunications LLC 6.375%, 06/01/28 (b)	350,000	403,402
British Telecommunications plc 5.950%, 01/15/18	100,000	102,241
9.125%, 12/15/30	75,000	114,036
Cisco Systems, Inc. 5.500%, 01/15/40	110,000	137,179
5.900%, 02/15/39	750,000	975,220
Crown Castle Towers LLC 3.663%, 05/15/25 (144A)	260,000	269,100
4.883%, 08/15/20 (144A)	500,000	533,560
Deutsche Telekom International Finance B.V. 2.485%, 09/19/23 (144A)	460,000	446,546

Telecommunications—(Continued)
Deutsche Telekom International Finance B.V. 3.600%, 01/19/27 (144A)	975,000	991,992
8.750%, 06/15/30	100,000	148,308
Koninklijke KPN NV 8.375%, 10/01/30	250,000	343,279
Orange S.A. 9.000%, 03/01/31	165,000	249,573
Qwest Corp. 6.750%, 12/01/21 (b)	350,000	386,667
6.875%, 09/15/33 (b)	85,000	83,639
7.250%, 09/15/25 (b)	133,000	147,693
Rogers Communications, Inc. 8.750%, 05/01/32	400,000	574,336
SES Global Americas Holdings GP 2.500%, 03/25/19 (144A)	70,000	69,906
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	150,000	151,586
4.103%, 03/08/27	707,000	730,434
5.213%, 03/08/47	612,000	660,796
Verizon Communications, Inc. 2.625%, 08/15/26	335,000	308,132
2.946%, 03/15/22 (144A)	399,000	401,772
3.450%, 03/15/21	180,000	186,231
3.850%, 11/01/42	687,000	598,998
4.125%, 03/16/27	1,018,000	1,051,369
4.125%, 08/15/46	280,000	249,199
4.272%, 01/15/36	890,000	858,989
4.400%, 11/01/34	1,622,000	1,607,168
4.522%, 09/15/48	304,000	287,612
4.672%, 03/15/55	131,000	122,641
4.812%, 03/15/39 (144A)	1,428,000	1,443,448
4.862%, 08/21/46	493,000	493,084
5.012%, 04/15/49 (144A)	475,000	479,706
5.012%, 08/21/54	767,000	754,817
5.050%, 03/15/34	765,000	809,879
5.250%, 03/16/37	274,000	294,548
Vodafone Group plc 6.250%, 11/30/32	750,000	906,626

		28,244,323

Transportation—0.5%
Burlington Northern Santa Fe LLC 3.000%, 03/15/23	445,000	456,338
3.050%, 09/01/22	620,000	639,846
3.450%, 09/15/21	510,000	531,657
3.850%, 09/01/23	500,000	536,041
4.125%, 06/15/47	440,000	462,688
4.550%, 09/01/44	200,000	221,692
7.950%, 08/15/30	100,000	143,917
Canadian Pacific Railway Co. 2.900%, 02/01/25	260,000	257,677
4.800%, 09/15/35	360,000	401,336
5.750%, 03/15/33	120,000	141,102
6.125%, 09/15/15	102,000	127,945
7.250%, 05/15/19	290,000	317,348

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
CSX Corp. 2.600%, 11/01/26	880,000	$848,852
3.250%, 06/01/27	460,000	462,932
3.400%, 08/01/24	300,000	309,980
4.750%, 05/30/42	41,000	45,378
FedEx Corp. 3.250%, 04/01/26 (b)	82,000	82,704
3.900%, 02/01/35	96,000	95,288
4.100%, 02/01/45	580,000	569,010
JB Hunt Transport Services, Inc. 3.300%, 08/15/22	490,000	499,523
Norfolk Southern Corp. 5.590%, 05/17/25	100,000	113,849
Ryder System, Inc. 2.500%, 05/11/20	844,000	848,587
2.875%, 09/01/20	330,000	333,670
Union Pacific Corp. 3.000%, 04/15/27	395,000	396,083
3.799%, 10/01/51	378,000	370,139
4.000%, 04/15/47	355,000	364,059

		9,577,641

Trucking & Leasing—0.1%
Aviation Capital Group Corp. 2.875%, 01/20/22 (144A)	860,000	856,961
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.875%, 07/17/18 (144A)	93,000	93,933
4.200%, 04/01/27 (144A)	330,000	340,907

		1,291,801

Water—0.0%
American Water Capital Corp. 3.850%, 03/01/24	100,000	106,099
6.593%, 10/15/37	100,000	137,339

		243,438

Total Corporate Bonds & Notes (Cost $478,797,051)		488,392,502

Convertible Bonds—18.7%

Aerospace/Defense—1.1%
Airbus SE Zero Coupon, 06/14/21 (EUR)	7,500,000	9,602,623
Zero Coupon, 07/01/22 (EUR)	4,900,000	5,968,703
MTU Aero Engines AG 0.125%, 05/17/23	2,200,000	3,052,966
Safran S.A. Zero Coupon, 12/31/20	3,559,000	3,983,612

		22,607,904

Apparel—0.3%
LVMH Moet Hennessy Louis Vuitton SE Zero Coupon, 02/16/21	1,982,700	5,655,652

Auto Manufacturers—0.1%
Suzuki Motor Corp. Zero Coupon, 03/31/21	110,000,000	1,319,071

Auto Parts & Equipment—0.4%
Cie Generale des Etablissements Michelin Zero Coupon, 01/10/22	4,400,000	4,551,800
Valeo S.A. Zero Coupon, 06/16/21	2,800,000	3,071,600

		7,623,400

Banks—0.5%
Credit Agricole S.A. Zero Coupon, 10/03/19	4,380,000	3,764,468
Gunma Bank, Ltd. (The) Zero Coupon, 10/11/19	2,100,000	2,194,500
Shizuoka Bank, Ltd. (The) Zero Coupon, 04/25/18	2,200,000	2,159,300
Yamaguchi Financial Group, Inc. 0.796%, 03/26/20 (c)	2,500,000	2,661,250

		10,779,518

Biotechnology—0.5%
Illumina, Inc. Zero Coupon, 06/15/19	8,878,000	8,966,780
0.500%, 06/15/21	1,662,000	1,767,952

		10,734,732

Building Materials—0.2%
LIXIL Group Corp. Zero Coupon, 03/04/20	360,000,000	3,264,725

Chemicals—0.7%
BASF SE 0.925%, 03/09/23	4,500,000	4,590,000
Brenntag Finance B.V. 1.875%, 12/02/22	4,000,000	4,155,000
Kansai Paint Co., Ltd. Zero Coupon, 06/17/19	230,000,000	2,249,389
Toray Industries, Inc. Zero Coupon, 08/30/19	210,000,000	2,130,807

		13,125,196

Coal—0.3%
RAG-Stiftung Zero Coupon, 02/18/21	4,100,000	5,017,635

Commercial Services—0.4%
Macquarie Infrastructure Corp. 2.000%, 10/01/23 (b)	3,525,000	3,509,578
2.875%, 07/15/19	2,682,000	2,963,610

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Toppan Printing Co., Ltd. Zero Coupon, 12/19/19	200,000,000	$2,082,685

		8,555,873

Diversified Financial Services—0.4%
Citigroup Global Markets Funding Luxembourg SCA 0.500%, 08/04/23	2,000,000	2,471,612
Criteria Caixa S.A.U. 1.000%, 11/25/17	3,000,000	3,514,509
Solidium Oy Zero Coupon, 09/04/18	1,800,000	2,150,439

		8,136,560

Electric—0.5%
Iberdrola International B.V. Zero Coupon, 11/11/22	6,800,000	7,942,687
Tohoku Electric Power Co., Inc. Zero Coupon, 12/03/18	200,000,000	1,787,064

		9,729,751

Engineering & Construction—0.2%
Vinci S.A. 0.375%, 02/16/22	3,400,000	3,638,000

Food—0.1%
J Sainsbury plc 1.250%, 11/21/19	1,200,000	1,617,642

Forest Products & Paper—0.1%
Daio Paper Corp. Zero Coupon, 09/17/20	190,000,000	1,851,856

Gas—0.4%
National Grid North America, Inc. 0.900%, 11/02/20	3,500,000	4,597,321
Snam S.p.A. Zero Coupon, 03/20/22	3,200,000	3,759,957

		8,357,278

Healthcare-Products—0.2%
QIAGEN NV 0.375%, 03/19/19	1,600,000	1,958,096
Terumo Corp. Zero Coupon, 12/04/19	120,000,000	1,282,952

		3,241,048

Healthcare-Services—0.4%
Anthem, Inc. 2.750%, 10/15/42	2,956,000	7,613,547

Holding Companies-Diversified—0.5%
Industrivarden AB Zero Coupon, 05/15/19	42,000,000	5,593,552

Holding Companies-Diversified—(Continued)
Wendel S.A. Zero Coupon, 07/31/19	7,696,700	4,966,793

		10,560,345

Home Furnishings—1.2%
Sony Corp. Zero Coupon, 09/30/22	907,000,000	9,233,296
Steinhoff Finance Holdings GmbH 1.250%, 08/11/22 (EUR)	11,800,000	13,187,603
4.000%, 01/30/21 (EUR)	1,600,000	2,380,240

		24,801,139

Insurance—0.2%
Swiss Life Holding AG Zero Coupon, 12/02/20	2,340,000	3,407,874

Internet—0.9%
Priceline Group, Inc. (The) 0.350%, 06/15/20	6,479,000	9,516,031
0.900%, 09/15/21	1,852,000	2,120,540
1.000%, 03/15/18	3,305,000	6,517,047

		18,153,618

Investment Company Security—0.1%
Ares Capital Corp. 4.375%, 01/15/19 (b)	1,851,000	1,905,373

Miscellaneous Manufacturing—0.4%
Siemens Financieringsmaatschappij NV 1.650%, 08/16/19	7,000,000	8,652,000

Oil & Gas—1.0%
BP Capital Markets plc 1.000%, 04/28/23	3,600,000	5,298,365
Eni S.p.A. Zero Coupon, 04/13/22	3,800,000	4,411,782
TOTAL S.A. 0.500%, 12/02/22	10,400,000	10,452,000

		20,162,147

Oil & Gas Services—0.2%
TechnipFMC plc 0.875%, 01/25/21	3,600,000	4,807,034

Pharmaceuticals—0.2%
Teva Pharmaceutical Finance Co. LLC 0.250%, 02/01/26 (b)	4,383,000	4,700,767

Real Estate—1.2%
CapitaLand, Ltd. 1.850%, 06/19/20 (SGD)	4,500,000	3,239,150
1.950%, 10/17/23 (SGD)	8,500,000	6,322,135

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
Deutsche Wohnen AG 0.325%, 07/26/24 (EUR)	3,800,000	$4,492,075
0.875%, 09/08/21 (EUR)	2,800,000	5,380,667
LEG Immobilien AG 0.500%, 07/01/21	2,800,000	5,053,510

		24,487,537

Real Estate Investment Trusts—1.2%
British Land White 2015, Ltd. Zero Coupon, 06/09/20	1,700,000	2,097,921
Derwent London Capital No.2 Jersey, Ltd. 1.125%, 07/24/19	2,000,000	2,703,885
Extra Space Storage L.P. 3.125%, 10/01/35 (b)	1,415,000	1,511,397
Fonciere Des Regions 0.875%, 04/01/19	4,013,600	4,429,242
SL Green Operating Partnership L.P. 3.000%, 10/15/17 (b)	1,000,000	1,357,500
Spirit Realty Capital, Inc. 2.875%, 05/15/19 (b)	3,376,000	3,344,350
Unibail-Rodamco SE Zero Coupon, 07/01/21 (EUR)	1,459,600	5,063,761
Zero Coupon, 01/01/22 (EUR)	1,121,300	4,325,348

		24,833,404

Semiconductors—1.8%
Intel Corp. 3.250%, 08/01/39	4,504,000	7,442,860
3.493%, 12/15/35	6,302,000	8,235,926
Novellus Systems, Inc. 2.625%, 05/15/41	4,321,000	18,037,475
STMicroelectronics NV 1.000%, 07/03/21	1,400,000	1,771,700

		35,487,961

Software—0.5%
Citrix Systems, Inc. 0.500%, 04/15/19 (b)	1,436,000	1,724,098
Red Hat, Inc. 0.250%, 10/01/19	5,293,000	7,307,648

		9,031,746

Telecommunications—1.8%
America Movil S.A.B. de C.V. Zero Coupon, 05/28/20	15,200,000	17,056,863
Telefonica Participaciones S.A.U. Zero Coupon, 03/09/21	3,700,000	4,209,895
Telenor East Holding II A/S 0.250%, 09/20/19	7,600,000	8,363,040
Vodafone Group plc Zero Coupon, 11/26/20	5,500,000	7,063,185

		36,692,983

Transportation—0.3%
Deutsche Post AG 0.600%, 12/06/19	1,400,000	2,565,611
Nagoya Railroad Co., Ltd. Zero Coupon, 12/11/24	240,000,000	2,321,582

		4,887,193

Water—0.4%
Suez Zero Coupon, 02/27/20	19,262,700	4,393,577
Veolia Environnement S.A. Zero Coupon, 03/15/21	11,027,100	3,726,742

		8,120,319

Total Convertible Bonds (Cost $353,888,164)		373,560,828

Convertible Preferred Stocks—0.9%

Banks—0.7%
Wells Fargo & Co., Series L 7.500%, 12/31/49	11,468	15,035,809

Machinery—0.2%
Stanley Black & Decker, Inc. 5.375%, 05/15/20 (b)	32,465	3,562,060

Total Convertible Preferred Stocks (Cost $17,286,304)		18,597,869

Preferred Stocks—0.3%

Automobiles—0.1%
Volkswagen AG	12,349	1,883,454

Household Products—0.2%
Henkel AG & Co. KGaA	23,985	3,301,088

Total Preferred Stocks (Cost $4,628,943)		5,184,542

U.S. Treasury & Government Agencies—0.2%

Federal Agencies—0.1%
Federal Farm Credit Bank 5.250%, 12/28/27	585,000	714,562
Tennessee Valley Authority 5.375%, 04/01/56	350,000	475,362

		1,189,924

U.S. Treasury—0.1%
U.S. Treasury Notes 1.250%, 11/15/18	1,935,000	1,932,581

Total U.S. Treasury & Government Agencies (Cost $3,078,245)		3,122,505

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Municipals—0.1%

Security Description	Principal Amount*	Value
American Municipal Power, Inc., Build America Bonds 5.939%, 02/15/47	75,000	$92,320
7.499%, 02/15/50	350,000	492,979
Los Angeles, CA Unified School District, Build America Bonds 6.758%, 07/01/34	75,000	103,274
Los Angeles, Department of Airports, Build America Bonds 6.582%, 05/15/39	65,000	84,843
Los Angeles, Unified School District, Build America Bonds 5.750%, 07/01/34	100,000	126,306
Ohio University, Revenue Bonds 5.590%, 12/01/2114	300,000	328,119
Port Authority of New York & New Jersey 4.458%, 10/01/62	130,000	142,264
5.647%, 11/01/40	30,000	37,847
State of California, General Obligation Unlimited, Build America Bonds 7.300%, 10/01/39	260,000	379,811
State of Massachusetts, Build America Bonds 5.456%, 12/01/39	150,000	189,209
University of California, Build America Bonds 5.770%, 05/15/43	140,000	179,334

Total Municipals (Cost $1,992,384)		2,156,306

Foreign Government—0.1%

Electric—0.0%
Hydro-Quebec
8.400%, 01/15/22	165,000	204,040
9.375%, 04/15/30	275,000	431,115

		635,155

Provincial—0.1%
Province of Quebec Canada 6.350%, 01/30/26	600,000	744,462

Sovereign—0.0%
Colombia Government International Bonds 7.375%, 09/18/37	150,000	192,900

Total Foreign Government (Cost $1,676,697)		1,572,517

Short-Term Investments—14.4%
Security Description	Principal Amount*	Value

Repurchase Agreement—12.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $253,888,090 on 07/03/17, collateralized by $259,170,000 U.S. Government Agency Obligations with rates ranging from 0.000% - 1.000%, maturity dates ranging from 10/20/17 - 01/12/18, with a value of $258,970,052.	253,885,551	253,885,551

U.S. Treasury—1.7%
U.S. Treasury Bills 0.861%, 08/24/17 (d) (e)	410,000	409,456
0.890%, 09/07/17 (d) (e)	4,130,000	4,122,806
0.939%, 11/09/17 (d) (e) (f)	30,000,000	29,887,080
0.983%, 03/01/18 (d) (e)	115,000	114,176
1.085%, 12/07/17 (d) (e)	200,000	199,067

		34,732,585

Total Short-Term Investments (Cost $288,628,807)		288,618,136

Securities Lending Reinvestments (g)—2.7%

Certificates of Deposit—1.8%
ABN AMRO Bank NV Zero Coupon, 09/05/17	995,818	997,900
Bank of America N.A. 1.507%, 07/11/17 (c)	1,500,000	1,500,264
Bank of Montreal 1.130%, 07/07/17	2,000,000	1,999,980
Canadian Imperial Bank 1.630%, 10/27/17 (c)	1,000,000	1,001,125
Cooperative Rabobank UA New York 1.555%, 10/13/17 (c)	1,500,000	1,501,729
1.558%, 10/13/17 (c)	1,500,000	1,502,035
Credit Suisse AG New York 1.432%, 10/16/17 (c)	1,000,000	1,000,214
DNB NOR Bank ASA 1.412%, 07/28/17 (c)	1,200,000	1,200,150
KBC Bank NV 1.200%, 07/18/17	500,000	500,000
1.250%, 08/08/17	1,000,000	1,000,030
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (c)	1,500,000	1,500,034
Mizuho Bank, Ltd., New York 1.469%, 10/18/17 (c)	1,500,000	1,499,898
1.610%, 08/02/17 (c)	500,000	500,153
National Australia Bank London 1.480%, 11/09/17 (c)	2,000,000	2,001,620
Natixis New York 1.506%, 08/03/17 (c)	3,900,000	3,901,178
Norinchukin Bank New York 1.377%, 10/13/17 (c)	1,000,000	1,000,688
1.687%, 07/12/17 (c)	3,000,000	3,000,363

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17 (c)	3,200,000	$3,201,245
Sumitomo Mitsui Trust Bank, Ltd., New York 1.230%, 12/04/17 (c)	1,500,000	1,499,853
1.466%, 10/26/17 (c)	1,500,000	1,500,384
Toronto Dominion Bank New York 1.475%, 01/10/18 (c)	2,000,000	2,003,325
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (c)	1,200,000	1,201,073

		35,013,241

Commercial Paper—0.3%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	997,043	999,638
Commonwealth Bank Australia 1.522%, 10/23/17 (c)	1,000,000	1,001,054
ING Funding LLC 1.234%, 12/07/17 (c)	1,000,000	1,000,345
LMA S.A. & LMA Americas 1.150%, 07/07/17	499,888	499,936
1.180%, 07/11/17	498,525	499,834
Sheffield Receivables Co. 1.190%, 07/28/17	996,893	999,060
Westpac Banking Corp. 1.506%, 10/20/17 (c)	1,900,000	1,901,895

		6,901,762

Repurchase Agreements—0.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $539,695 on 07/03/17, collateralized by $561,763 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $550,440.	539,647	539,647
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $2,000,183 on 07/03/17, collateralized by $1,992,314 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $2,040,000.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $1,000,100 on 07/03/17, collateralized by $1,016,733 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $1,020,003.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $1,501,163 on 07/03/17, collateralized by $326 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $1,667,735.	1,500,000	1,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $502,423 on 09/29/17, collateralized by various Common Stock with a value of $550,000.	500,000	500,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $400,042 on 07/03/17, collateralized by $360,673 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $408,266.	400,000	400,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $1,930,775 on 10/02/17, collateralized by various Common Stock with a value of $2,090,000.	1,900,000	1,900,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,007,648 on 10/02/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000

		8,839,647

Time Deposits—0.2%
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	300,000	300,000
Nordea Bank New York 1.050%, 07/03/17	1,000,000	1,000,000
Shinkin Central Bank 1.330%, 07/25/17	1,750,000	1,750,000

		3,050,000

Total Securities Lending Reinvestments (Cost $53,786,103)		53,804,650

Total Investments—98.0% (Cost $1,832,950,611) (h)		1,958,841,449
Other assets and liabilities (net)—2.0%		39,516,563

Net Assets—100.0%		$1,998,358,012

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $52,284,438 and the collateral received consisted of cash in the amount of $53,777,813. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

+(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $4,500,206.
(f)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2017, the market value of securities pledged was $21,488,811.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(h)	As of June 30, 2017, the aggregate cost of investments was $1,832,950,611. The aggregate unrealized appreciation and depreciation of investments were $159,457,458 and $(33,566,620), respectively, resulting in net unrealized appreciation of $125,890,838.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $75,894,507, which is 3.8% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(EUR)—	Euro
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(SGD)—	Singapore Dollar

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	19,521,347	Standard Chartered Bank	07/26/17	$14,726,986	$273,020
AUD	10,528,941	Australia & New Zealand Banking Corp.	09/26/17	7,969,934	114,185
CHF	12,395,453	BNP Paribas S.A.	07/26/17	12,760,820	182,857
CHF	1,264,500	Merrill Lynch International	07/26/17	1,268,103	52,324
CHF	9,136,468	Credit Suisse International	09/26/17	9,488,619	90,048
DKK	12,182,876	Toronto Dominion Bank	07/26/17	1,831,994	41,415
EUR	6,226,425	Australia & New Zealand Banking Corp.	07/26/17	6,795,720	323,436
EUR	1,410,144	Deutsche Bank AG	07/26/17	1,574,471	37,856
EUR	2,382,510	HSBC Bank plc	07/26/17	2,605,725	118,384
EUR	2,031,664	Australia & New Zealand Banking Corp.	09/26/17	2,275,919	54,670
GBP	1,762,650	Australia & New Zealand Banking Corp.	07/26/17	2,273,383	23,914
GBP	504,166	National Australia Bank Ltd.	07/26/17	639,314	17,775
GBP	2,098,573	Toronto Dominion Bank	07/26/17	2,660,266	74,846
GBP	499,899	Australia & New Zealand Banking Corp.	09/26/17	642,964	9,790
GBP	812,406	Australia & New Zealand Banking Corp.	09/26/17	1,031,997	28,820
GBP	333,912	Citibank N.A.	09/26/17	434,009	2,003
GBP	1,452,899	State Street Bank and Trust	09/26/17	1,855,871	41,283
HKD	48,933,968	Australia & New Zealand Banking Corp.	09/26/17	6,290,150	(8,374)
ILS	4,725,919	BNP Paribas S.A.	07/26/17	1,334,284	21,519
JPY	124,831,142	National Australia Bank Ltd.	07/26/17	1,123,550	(12,714)
JPY	440,000,000	Standard Chartered Bank	07/26/17	3,865,990	49,441
JPY	200,000,000	State Street Bank and Trust	07/26/17	1,761,511	18,231
JPY	55,740,260	Australia & New Zealand Banking Corp.	09/26/17	502,268	(4,894)
JPY	61,821,319	Citibank N.A.	09/26/17	552,088	(452)
JPY	89,401,346	Citibank N.A.	09/26/17	800,122	(2,388)
JPY	134,929,182	Merrill Lynch International	09/26/17	1,216,062	(12,080)
SEK	51,934,180	Morgan Stanley & Co. International	07/26/17	5,929,364	242,327
SEK	25,855,884	Goldman Sachs & Co.	09/26/17	2,974,750	108,741
SGD	3,681,607	HSBC Bank plc	09/26/17	2,652,735	24,853

Contracts to Deliver
CHF	1,034,865	Australia & New Zealand Banking Corp.	07/26/17	1,067,544	(13,091)
CHF	4,470,622	State Street Bank and Trust	07/26/17	4,497,165	(171,183)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CHF	392,436	Australia & New Zealand Banking Corp.	09/26/17	$411,633	$203
CHF	574,383	HSBC Bank plc	09/26/17	601,331	(851)
DKK	14,022,206	Goldman Sachs & Co.	09/26/17	2,120,123	(43,721)
EUR	3,260,211	Australia & New Zealand Banking Corp.	07/26/17	3,576,474	(151,178)
EUR	2,196,593	Goldman Sachs & Co.	07/26/17	2,400,817	(110,718)
EUR	2,121,372	Royal Bank of Canada	07/26/17	2,371,435	(54,094)
EUR	123,960,245	Standard Chartered Bank	07/26/17	133,250,793	(8,482,578)
EUR	3,267,614	State Street Bank and Trust	07/26/17	3,622,005	(114,112)
EUR	57,243	State Street Bank and Trust	07/26/17	62,506	(2,944)
EUR	10,922,127	Toronto Dominion Bank	07/26/17	12,216,126	(271,990)
EUR	535,115	Australia & New Zealand Banking Corp.	09/26/17	600,447	(13,402)
EUR	384,292	Australia & New Zealand Banking Corp.	09/26/17	431,980	(8,854)
EUR	728,422	Goldman Sachs & Co.	09/26/17	816,268	(19,329)
EUR	1,024,618	HSBC Bank plc	09/26/17	1,174,127	(1,247)
EUR	20,426,728	State Street Bank and Trust	09/26/17	22,964,181	(467,992)
GBP	19,325,770	HSBC Bank plc	07/26/17	24,794,943	(392,723)
GBP	642,371	Royal Bank of Canada	09/26/17	818,615	(20,175)
HKD	32,845,487	HSBC Bank plc	07/26/17	4,215,143	5,563
JPY	1,200,742,295	National Australia Bank Ltd.	07/26/17	10,828,600	143,544
JPY	3,638,453,954	State Street Bank and Trust	07/26/17	33,483,940	1,106,399
JPY	515,175,872	Australia & New Zealand Banking Corp.	09/26/17	4,652,377	55,427
JPY	112,540,386	Australia & New Zealand Banking Corp.	09/26/17	1,013,099	8,893
NOK	30,918,931	National Australia Bank Ltd.	07/26/17	3,642,190	(62,858)
NOK	17,448,467	Toronto Dominion Bank	09/26/17	2,068,509	(24,816)
SEK	38,232,800	HSBC Bank plc	07/26/17	4,269,871	(273,592)
SGD	10,358,335	HSBC Bank plc	07/26/17	7,455,687	(70,385)
SGD	12,137,100	Societe Generale	07/26/17	8,691,549	(126,923)
SGD	650,054	HSBC Bank plc	09/26/17	473,130	354

Net Unrealized Depreciation					$(7,667,537)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum Futures	07/17/17	101	USD	4,663,036	$160,976
Aluminum Futures	09/18/17	3	USD	143,147	816
Aluminum Futures	11/13/17	95	USD	4,570,974	1,494
Aluminum Futures	01/15/18	67	USD	3,226,671	7,335
Australian 10 Year Treasury Bond Futures	09/15/17	811	AUD	106,445,714	(1,242,101)
Brent Crude Oil Futures	07/31/17	43	USD	2,137,185	(40,075)
Brent Crude Oil Futures	01/31/18	42	USD	2,057,113	54,647
Coffee “C” Futures	03/19/18	26	USD	1,335,341	(41,028)
Copper Futures	12/27/17	75	USD	4,895,821	217,304
Corn Futures	12/14/17	255	USD	4,947,819	50,182
Cotton No. 2 Futures	12/06/17	25	USD	906,200	(48,825)
Euro Stoxx 50 Index Futures	09/15/17	761	EUR	26,964,741	(976,345)
Gasoline RBOB Futures	08/31/17	34	USD	2,156,068	(10,641)
Gold 100 oz. Futures	12/27/17	60	USD	7,576,357	(78,757)
Hang Seng Index Futures	07/28/17	127	HKD	163,449,544	(126,135)
KC Hard Red Winter Wheat Futures	09/14/17	35	USD	861,541	65,084
Lean Hogs Futures	08/14/17	49	USD	1,507,565	133,936
Live Cattle Futures	08/31/17	56	USD	2,680,885	(75,765)
MSCI Emerging Markets Index Mini Futures	09/15/17	686	USD	34,456,123	128,567
Natural Gas Futures	08/29/17	105	USD	3,609,124	(426,574)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Natural Gas Futures	10/27/17	94	USD	3,177,445	$(246,525)
New York Harbor ULSD Futures	10/31/17	33	USD	2,021,073	68,738
Nickel Futures	07/17/17	2	USD	122,244	(9,984)
Nickel Futures	09/18/17	37	USD	2,187,541	(103,516)
Nickel Futures	11/13/17	32	USD	1,757,281	51,359
Russell 2000 Index Mini Futures	09/15/17	139	USD	9,886,493	(57,108)
S&P 500 Index E-Mini Futures	09/15/17	2,583	USD	313,425,306	(766,071)
SPI 200 Index Futures	09/21/17	184	AUD	25,896,697	68,177
Silver Futures	12/27/17	31	USD	2,594,146	(686)
Soybean Futures	11/14/17	74	USD	3,473,881	58,694
Soybean Meal Futures	12/14/17	59	USD	1,807,054	29,026
Soybean Oil Futures	03/14/18	83	USD	1,644,365	28,417
Sugar No. 11 Futures	09/29/17	93	USD	1,480,394	(41,944)
TOPIX Index Futures	09/07/17	280	JPY	4,485,219,500	239,880
U.S. Treasury Long Bond Futures	09/20/17	49	USD	7,491,788	38,899
U.S. Treasury Note 10 Year Futures	09/20/17	220	USD	27,664,593	(47,718)
U.S. Treasury Note 2 Year Futures	09/29/17	86	USD	18,616,489	(31,082)
U.S. Treasury Note 5 Year Futures	09/29/17	40	USD	4,731,140	(17,702)
U.S. Treasury Ultra Long Bond Futures	09/20/17	37	USD	6,081,522	55,853
WTI Light Sweet Crude Oil Futures	08/21/17	83	USD	4,101,267	(259,197)
Wheat Futures	03/14/18	91	USD	2,380,431	161,882
Zinc Futures	07/17/17	40	USD	2,792,221	(35,471)
Zinc Futures	09/18/17	37	USD	2,380,155	172,845
Zinc Futures	11/13/17	32	USD	2,112,497	95,303

Futures Contracts—Short
Aluminum Futures	07/17/17	(101)	USD	(4,823,207)	(805)
Aluminum Futures	09/18/17	(5)	USD	(241,766)	1,829
Aluminum Futures	11/13/17	(95)	USD	(4,531,017)	(41,452)
Canada Government Bond 10 Year Futures	09/20/17	(163)	CAD	(23,527,070)	476,110
Copper Futures	09/27/17	(4)	USD	(253,740)	(17,361)
Euro-Bund Futures	09/07/17	(416)	EUR	(68,500,131)	1,327,418
FTSE 100 Index Futures	09/15/17	(216)	GBP	(16,064,145)	547,478
Natural Gas Futures	08/29/17	(49)	USD	(1,526,982)	41,792
Nickel Futures	07/17/17	(2)	USD	(122,676)	10,416
Nickel Futures	09/18/17	(38)	USD	(2,094,629)	(45,721)
Nickel Futures	11/13/17	(6)	USD	(319,842)	(19,278)
U.S. Treasury Note 10 Year Futures	09/20/17	(1,379)	USD	(173,556,405)	448,812
U.S. Treasury Note Ultra 10 Year Futures	09/20/17	(233)	USD	(31,487,054)	75,742
United Kingdom Long Gilt Bond Futures	09/27/17	(247)	GBP	(31,629,371)	799,158
Zinc Futures	07/17/17	(40)	USD	(2,585,142)	(171,608)
Zinc Futures	09/18/17	(38)	USD	(2,504,348)	(117,652)
Zinc Futures	11/13/17	(6)	USD	(376,369)	(37,593)

Net Unrealized Appreciation					$483,449

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	2.170%	06/05/27	USD	246,400,000	$(2,259,399)
Pay	3M LIBOR	2.350%	02/06/27	USD	173,700,000	1,497,218
Pay	3M LIBOR	2.360%	02/27/27	USD	172,500,000	1,607,909

Net Unrealized Appreciation						$845,728

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(ILS)—	Israeli Shekel
(JPY)—	Japanese Yen
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$3,605,135	$8,828,590	$—	$12,433,725
Air Freight & Logistics	243,410	1,858,500	—	2,101,910
Airlines	1,899,775	2,982,249	—	4,882,024
Auto Components	967,430	5,143,169	—	6,110,599
Automobiles	3,266,430	16,979,756	—	20,246,186
Banks	26,718,382	64,793,220	—	91,511,602
Beverages	8,771,122	8,862,226	—	17,633,348
Biotechnology	6,520,781	5,713,133	—	12,233,914

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Building Products	$1,265,143	$2,843,173	$—	$4,108,316
Capital Markets	7,779,042	9,384,790	—	17,163,832
Chemicals	4,838,307	10,515,135	—	15,353,442
Commercial Services & Supplies	—	963,750	—	963,750
Communications Equipment	796,835	—	—	796,835
Construction & Engineering	—	1,351,072	—	1,351,072
Construction Materials	156,956	1,005,923	—	1,162,879
Consumer Finance	2,049,705	—	—	2,049,705
Containers & Packaging	1,053,326	—	—	1,053,326
Diversified Financial Services	3,427,809	4,285,933	—	7,713,742
Diversified Telecommunication Services	2,917,640	14,304,749	—	17,222,389
Electric Utilities	5,981,611	11,111,237	—	17,092,848
Electrical Equipment	1,118,339	4,553,514	—	5,671,853
Electronic Equipment, Instruments & Components	1,462,111	5,620,151	—	7,082,262
Energy Equipment & Services	1,122,538	1,716,683	—	2,839,221
Equity Real Estate Investment Trusts	5,361,162	7,797,361	—	13,158,523
Food & Staples Retailing	5,860,257	8,646,514	—	14,506,771
Food Products	2,353,812	8,668,605	—	11,022,417
Health Care Equipment & Supplies	5,084,173	2,843,661	—	7,927,834
Health Care Providers & Services	6,324,391	3,337,808	—	9,662,199
Hotels, Restaurants & Leisure	2,279,756	1,315,159	—	3,594,915
Household Durables	919,939	2,012,557	—	2,932,496
Household Products	2,926,925	616,197	—	3,543,122
Industrial Conglomerates	5,926,600	18,315,608	—	24,242,208
Insurance	5,978,541	37,629,071	—	43,607,612
Internet & Direct Marketing Retail	5,518,041	—	—	5,518,041
Internet Software & Services	18,420,130	6,205,654	—	24,625,784
IT Services	12,973,908	10,589,695	—	23,563,603
Life Sciences Tools & Services	1,758,522	—	—	1,758,522
Machinery	5,828,261	4,504,406	—	10,332,667
Media	10,037,792	1,767,483	—	11,805,275
Metals & Mining	1,108,551	19,592,731	—	20,701,282
Multi-Utilities	1,259,288	6,571,896	—	7,831,184
Multiline Retail	1,888,820	3,524,505	—	5,413,325
Oil, Gas & Consumable Fuels	15,451,731	12,191,883	—	27,643,614
Paper & Forest Products	—	2,586,733	—	2,586,733
Personal Products	—	3,277,380	—	3,277,380
Pharmaceuticals	12,797,434	27,636,411	—	40,433,845
Real Estate Management & Development	—	9,606,616	—	9,606,616
Road & Rail	3,587,605	—	—	3,587,605
Semiconductors & Semiconductor Equipment	14,217,540	26,603,023	—	40,820,563
Software	10,916,069	995,754	—	11,911,823
Specialty Retail	8,636,852	4,467,854	—	13,104,706
Technology Hardware, Storage & Peripherals	14,882,948	—	—	14,882,948
Textiles, Apparel & Luxury Goods	449,698	4,358,040	—	4,807,738
Thrifts & Mortgage Finance	—	4,722,722	—	4,722,722
Tobacco	3,539,349	11,718,465	—	15,257,814
Trading Companies & Distributors	108,277	8,660,209	—	8,768,486
Transportation Infrastructure	790,697	—	—	790,697
Wireless Telecommunication Services	322,317	6,779,427	—	7,101,744
Total Common Stocks	273,471,213	450,360,381	—	723,831,594
Total Corporate Bonds & Notes*	—	488,392,502	—	488,392,502
Total Convertible Bonds*	—	373,560,828	—	373,560,828
Total Convertible Preferred Stocks*	18,597,869	—	—	18,597,869
Total Preferred Stocks*	—	5,184,542	—	5,184,542
Total U.S. Treasury & Government Agencies*	—	3,122,505	—	3,122,505
Total Municipals	—	2,156,306	—	2,156,306

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-36

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$1,572,517	$—	$1,572,517
Total Short-Term Investments*	—	288,618,136	—	288,618,136
Total Securities Lending Reinvestments*	—	53,804,650	—	53,804,650
Total Investments	$292,069,082	$1,666,772,367	$—	$1,958,841,449

Collateral for Securities Loaned (Liability)	$—	$(53,777,813)	$—	$(53,777,813)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,272,121	$—	$3,272,121
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(10,939,658)	—	(10,939,658)
Total Forward Contracts	$—	$(7,667,537)	$—	$(7,667,537)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,618,169	$—	$—	$5,618,169
Futures Contracts (Unrealized Depreciation)	(5,134,720)	—	—	(5,134,720)
Total Futures Contracts	$483,449	$—	$—	$483,449
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$3,105,127	$—	$3,105,127
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(2,259,399)	—	(2,259,399)
Total Centrally Cleared Swap Contracts	$—	$845,728	$—	$845,728

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-37

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,704,955,898
Repurchase Agreement	253,885,551
Cash	57,449,578
Cash denominated in foreign currencies (c)	13,784,531
Cash collateral for futures contracts	25,880,000
Unrealized appreciation on forward foreign currency exchange contracts	3,272,121
Due from broker	206
Receivable for:
Investments sold	4,492,096
Fund shares sold	527,646
Dividends and interest	7,778,273

Total Assets	2,072,025,900
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	10,939,658
Collateral for securities loaned	53,777,813
Cash collateral for swap contracts	190
Payables for:
Investments purchased	5,356,162
Fund shares redeemed	205,096
Foreign taxes	24,171
Variation margin on futures contracts	735,983
Variation margin on centrally cleared swap contracts	334,570
Accrued Expenses:
Management fees	1,118,521
Distribution and service fees	414,394
Deferred trustees’ fees	90,943
Other expenses	670,387

Total Liabilities	73,667,888

Net Assets	$1,998,358,012

Net Assets Consist of:
Paid in surplus	$1,873,091,415
Distributions in excess of net investment income	(9,173,839)
Accumulated net realized gain	14,826,136
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	119,614,300

Net Assets	$1,998,358,012

Net Assets
Class B	$1,998,358,012
Capital Shares Outstanding*
Class B	173,398,251
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $52,284,438.
(b)	Identified cost of investments was $1,579,065,060.
(c)	Identified cost of cash denominated in foreign currencies was $13,701,470.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$10,895,095
Interest (b)	6,696,451
Securities lending income	442,092

Total investment income	18,033,638
Expenses
Management fees	7,061,194
Administration fees	54,443
Custodian and accounting fees	262,065
Distribution and service fees—Class B	2,446,586
Audit and tax services	51,505
Legal	20,012
Trustees’ fees and expenses	26,454
Shareholder reporting	44,752
Insurance	6,809
Miscellaneous	28,468

Total expenses	10,002,288
Less management fee waiver	(452,125)

Net expenses	9,550,163

Net Investment Income	8,483,475

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	29,899,013
Futures contracts	16,828,045
Swap contracts	(21,565,436)
Foreign currency transactions	4,357,563

Net realized gain	29,519,185

Net change in unrealized appreciation (depreciation) on:
Investments	94,868,455
Futures contracts	2,523,503
Swap contracts	31,320,065
Foreign currency transactions	(16,541,372)

Net change in unrealized appreciation	112,170,651

Net realized and unrealized gain	141,689,836

Net Increase in Net Assets From Operations	$150,173,311

(a)	Net of foreign withholding taxes of $983,845.
(b)	Net of foreign withholding taxes of $294.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,483,475	$24,406,658
Net realized gain	29,519,185	14,351,158
Net change in unrealized appreciation	112,170,651	17,974,877

Increase in net assets from operations	150,173,311	56,732,693

From Distributions to Shareholders
Net investment income
Class B	(51,163,096)	(41,184,198)
Net realized capital gains
Class B	0	(33,016,867)

Total distributions	(51,163,096)	(74,201,065)

Increase (decrease) in net assets from capital share transactions	(37,403,899)	109,630,620

Total increase in net assets	61,606,316	92,162,248

Net Assets
Beginning of period	1,936,751,696	1,844,589,448

End of period	$1,998,358,012	$1,936,751,696

Undistributed (distributions in excess of) net investment income
End of period	$(9,173,839)	$33,505,782

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	2,224,259	$25,448,785	15,930,518	$174,840,705
Reinvestments	4,425,873	51,163,096	6,838,808	74,201,065
Redemptions	(10,016,835)	(114,015,780)	(12,680,708)	(139,411,150)

Net increase (decrease)	(3,366,703)	$(37,403,899)	10,088,618	$109,630,620

Increase (decrease) derived from capital shares transactions		$(37,403,899)		$109,630,620

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-39

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$10.96		$11.07	$11.86	$11.58	$10.50	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.05		0.14 (c)	0.12	0.13	0.08	0.02
Net realized and unrealized gain (loss) on investments	0.81		0.18	(0.01)	0.66	1.07 (d)	0.58

Total from investment operations	0.86		0.32	0.11	0.79	1.15	0.60

Less Distributions
Distributions from net investment income	(0.30)		(0.24)	(0.33)	(0.14)	(0.01)	(0.04)
Distributions from net realized capital gains	0.00		(0.19)	(0.57)	(0.37)	(0.06)	(0.06)

Total distributions	(0.30)		(0.43)	(0.90)	(0.51)	(0.07)	(0.10)

Net Asset Value, End of Period	$11.52		$10.96	$11.07	$11.86	$11.58	$10.50

Total Return (%) (e)	7.86	(f)	2.90	0.89	6.98	10.99	6.02	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(g)	1.02	1.03	1.05	1.08	1.32	(g)
Net ratio of expenses to average net assets (%) (h)	0.98	(g)	0.98	0.99	1.00	1.08	1.25	(g)
Ratio of net investment income to average net assets (%)	0.87	(g)	1.26 (c)	1.06	1.09	0.71	0.24	(g)
Portfolio turnover rate (%)	29	(f)	38	52	45	45	33	(f)
Net assets, end of period (in millions)	$1,998.4		$1,936.8	$1,844.6	$1,648.6	$1,360.2	$486.2

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-40

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2017, the Portfolio held $61,771,450 in the Subsidiary, representing 3.0% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-41

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value (“NAV”) to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-42

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments, contingent payment debt instrument adjustments, real estate investment trust (“REIT”) adjustments, distribution re-designations, foreign capital gain tax reclass, convertible preferred stock, convertible bonds, adjustments to prior period accumulated balances, passive foreign investment companies (“PFICs”) transactions and controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-43

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $253,885,551, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $8,839,647, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

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loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(16,263,687)	$—	$—	$—	$(16,263,687)
Convertible Bonds	(13,374,441)	—	—	—	(13,374,441)
Convertible Preferred Stocks	(2,257,082)	—	—	—	(2,257,082)
Corporate Bonds & Notes	(21,882,603)	—	—	—	(21,882,603)
Total	$(53,777,813)	$—	$—	$—	$(53,777,813)
Total Borrowings	$(53,777,813)	$—	$—	$—	$(53,777,813)
Gross amount of recognized liabilities for securities lending transactions					$(53,777,813)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

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Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum

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levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$3,105,127	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$2,259,399
	Unrealized appreciation on futures contracts (a) (c)	3,221,992	Unrealized depreciation on futures contracts (a) (c)	1,338,603
Equity	Unrealized appreciation on futures contracts (a) (c)	984,102	Unrealized depreciation on futures contracts (a) (c)	1,925,659
Commodity	Unrealized appreciation on futures contracts (a) (c)	1,412,075	Unrealized depreciation on futures contracts (a) (c)	1,870,458
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,272,121	Unrealized depreciation on forward foreign currency exchange contracts	10,939,658

Total		$11,995,417		$18,333,777

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Australia & New Zealand Banking Corp.	$619,338	$(199,793)	$—	$419,545
BNP Paribas S.A.	204,376	—	—	204,376
Citibank N.A.	2,003	(2,003)	—	—
Credit Suisse International	90,048	—	—	90,048
Deutsche Bank AG	37,856	—	(190)	37,666
Goldman Sachs & Co.	108,741	(108,741)	—	—
HSBC Bank plc	149,154	(149,154)	—	—
Merrill Lynch International	52,324	(12,080)	—	40,244
Morgan Stanley & Co. International	242,327	—	—	242,327
National Australia Bank Ltd.	161,319	(75,572)	—	85,747
Standard Chartered Bank	322,461	(322,461)	—	—
State Street Bank and Trust	1,165,913	(756,231)	—	409,682
Toronto Dominion Bank	116,261	(116,261)	—	—

	$3,272,121	$(1,742,296)	$(190)	$1,529,635

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Australia & New Zealand Banking Corp.	$199,793	$(199,793)	$—	$—
Citibank N.A.	2,840	(2,003)	—	837
Goldman Sachs & Co.	173,768	(108,741)	—	65,027

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Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
HSBC Bank plc	$738,798	$(149,154)	$—	$589,644
Merrill Lynch International	12,080	(12,080)	—	—
National Australia Bank Ltd.	75,572	(75,572)	—	—
Royal Bank of Canada	74,269	—	—	74,269
Societe Generale	126,923	—	—	126,923
Standard Chartered Bank	8,482,578	(322,461)	—	8,160,117
State Street Bank and Trust	756,231	(756,231)	—	—
Toronto Dominion Bank	296,806	(116,261)	—	180,545

	$10,939,658	$(1,742,296)	$—	$9,197,362

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$4,306,592	$4,306,592
Futures contracts	(6,533,163)	24,736,393	(1,375,185)	—	16,828,045
Swap contracts	(21,565,436)	—	—	—	(21,565,436)

	$(28,098,599)	$24,736,393	$(1,375,185)	$4,306,592	$(430,799)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(16,750,664)	$(16,750,664)
Futures contracts	2,931,756	3,162,102	(3,570,355)	—	2,523,503
Swap contracts	31,320,065	—	—	—	31,320,065

	$34,251,821	$3,162,102	$(3,570,355)	$(16,750,664)	$17,092,904

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$412,916,864
Futures contracts long	131,624,544
Futures contracts short	(264,994,102)
Swap contracts	585,116,667

‡	Averages are based on activity levels during the period.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into

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agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$37,232,750	$437,326,621	$2,548,705	$576,204,862

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7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$7,061,194	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $250 million
0.050%	$250 million to $500 million
0.020%	$500 million to $750 million
0.050%	$1 billion to $3 billion
0.070%	$3 billion to $5 billion
0.080%	Over $5 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

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a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$57,667,890	$94,398,751	$16,533,175	$33,835,697	$74,201,065	$128,234,448

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$51,056,878	$—	$(14,834,601)	$(9,889,082)	$26,333,195

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the Portfolio had no short-term accumulated capital losses and long-term accumulated capital losses of $9,889,082.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

11. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-51

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
159,555,453	8,835,688	10,311,706

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	164,900,178	13,802,669
Robert Boulware	164,887,071	13,815,777
Susan C. Gause	165,493,201	13,209,647
Nancy Hawthorne	165,479,413	13,223,435
Barbara A. Nugent	165,496,131	13,206,717
John Rosenthal	165,073,137	13,629,711
Linda B. Strumpf	164,844,232	13,858,616
Dawn M. Vroegop	165,218,524	13,484,323

BHFTI-52

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned -2.26% and -2.38%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 0.54%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equity markets experienced the strongest start to the year since 2013. The S&P 500 Index reached its 26th new all-time high of 2017, closing at 2,453.46 on June 19th. The first six months of the year were characterized by low levels of volatility and a reversal of market leadership from 2016. The Energy, Telecommunication Services and Financials sectors, which had been 2016’s top performers have become this year’s laggards. Market rotation did not occur just at the sector level. For the first six months of 2017, large-cap stocks outpaced small-cap stocks, while growth drastically outperformed value. Large-cap stocks as represented by the S&P 500 Index rose 9.3%, while small-cap stocks measured by the Russell 2000 Index gained 5.0%. The Russell 3000 Growth Index return of 13.7% significantly outpaced the 4.3% advance for the Russell 3000 Value Index.

The S&P 500 Index started the year in a strong uptrend, making 15 new closing highs through March 1st. However, equities drifted lower amidst complications around health-care reform and weakness in crude oil prices. The S&P 500 Index experienced its first 1% decline since October 2016 on March 21st as it became apparent the initial version of the American Health Care Act (AHCA) would not have enough votes to pass the House of Representatives. Equities recovered in the final week of the first quarter as President Trump immediately shifted his focus to tax reform.

U.S. equity markets were able to grind their way higher through mid-May. Below-average levels of volatility continued as the Chicago Board Options Exchange Volatility Index, otherwise known as the VIX, fell to its lowest level since 1993, closing at 9.77 on May 8th. This is the fifth-lowest reading of the volatility measure going back to its inception. However, volatility spiked in mid-May on headlines that President Trump hinted to former FBI Director James Comey to ease up on the investigation of former national security advisor Michael Flynn. This triggered a one day sell-off as the S&P 500 Index fell 1.8%, the largest one-day decline since September last year. U.S. equity markets quickly rebounded as headlines surrounding the Trump Administration diminished and former FBI Director Robert Mueller was named Special Counsel to lead the investigation into ties between the Trump campaign and Russia.

With enthusiasm diminishing over President Trump’s ability to implement his aggressive agenda, investor focus returned to fundamentals. The reacceleration of global economic growth, which has been in place since the second half of last year, has been reflected in this year’s earnings. First-quarter S&P 500 earnings currently stand at $28.82 a share. This represents a 3.3% increase from the prior quarter and a 20.2% increase from the first quarter of 2016. First-quarter earnings season marked the third-consecutive quarter of year-over-year earnings growth after experiencing seven straight quarterly declines dating back to the fourth quarter of 2014.

While equity market volatility remained subdued in June, crude oil prices fell to their lowest level since August last year and interest rates spiked in the quarter’s final days. Despite attempts by the Organization of Petroleum Exporting Countries (“OPEC”) and non-OPEC countries, including Russia, to limit crude oil production, increased U.S. crude oil production has placed downward pressure on crude oil prices. As crude oil prices recovered from their early 2016 low of $26.21 a barrel, U.S. crude oil production has increased significantly. For the four weeks ending June 23, U.S. crude oil production stood at 9.31 million barrels per day, an increase of 7.2% from a year ago. Crude oil futures fell to a low of $42.53 a barrel, but recovered, closing the period at $46.04 a barrel as inventory levels held steady.

As expected, the Federal Open Market Committee (the “FOMC”) of the Federal Reserve (the “Fed”) decided to raise interest rates by 0.25% to a range of 1.00% to 1.25%. The Fed expects to raise rates one more time this year and three times in 2018. Additionally, the FOMC for the first time released plans to reduce the size of its balance sheet, which, according to the June FOMC statement, will begin “this year.” Investors took the developments coming from the June FOMC meeting in stride. However, investors perceived comments made by European Central Bank (“ECB”) President Mario Draghi and Bank of England President Mark Carney as “hawkish,” prompting a spike in bond yields. ECB President Draghi in an optimistic speech suggested that policy could be adjusted, while Bank of England President Carney stated that some removal of monetary stimulus may be warranted. As a result, sovereign bond yields rose across the globe. The yield on the U.S. 10-year Treasury bond rose from 2.14% to 2.31% in June’s final week.

The Information Technology (“IT”) and Healthcare sectors were the top performers, returning 17.2% and 16.1%, respectively. Many investors have turned to the IT sector to capitalize on several secular growth drivers in the space. Healthcare stocks rallied as concerns over President Trump executing an Executive Order implementing controls over drug pricing faded. The Industrials sector also outperformed, gaining 4.7% as better-than-anticipated earnings results coupled with an improved outlook, has given market participants increased confidence of accelerated global industrial activity. The period’s worst performers were the Telecommunication Services and Energy sectors, which declined 7.0% and 6.4%, respectively. Within Telecommunication Services, investor expectations of merger-and-acquisition activity diminished during the period, while the wireless carriers continue to pursue aggressive promotional activities.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in the Energy and Industrials sectors hurt returns. Seadrill Limited and FTI Consulting were the top detractors. Within

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

the Energy sector, an overweight position in Seadrill Limited detracted as the stock fell on concerns that the company would go into bankruptcy given falling oil prices and an unsustainable debt burden. The stock underperformed during the period after the company warned shareholders that its April 30th deadline for reaching a consensual restructuring agreement with creditors looked challenging. This was viewed as an extreme negative by investors as the company’s initial target date for a restructuring plan was May 2016. In addition, within the Industrials sector, shares of FTI Consulting declined after the company reported weaker-than-expected first-quarter results and lowered guidance for fiscal year 2017. Poor financial results were driven by revenue declines from the company’s corporate finance and restructuring segments as Chapter 11 bankruptcy filings in key jurisdictions declined 20% year over year during the most recent quarter.

Alternatively, stock selection in the retail and media industries aided relative returns. Take-Two Interactive and KCG Holdings were the top contributors. Within media, an overweight position in Take-Two Interactive contributed after the company reported better-than-expected earnings results and strong 2018 and 2019 earnings guidance. Solid financial results were driven by continued sales from several key titles, such as NBA 2K17 and Grand Theft Auto V, as well as digitally delivered bookings growth of 28% during the period (about 65% of revenues). In addition, within the capital markets industry, an overweight position in KCG Holdings helped results. Shares spiked during the period after Virtu Financial announced a non-binding bid to acquire the company for $18.50-20.00 per share in cash.

From our proprietary attribution framework, during the period, the Alpha Factors and Risk Exposure detracted from performance, while Sector Selection and Stock Specific contributed to performance. From a factor perspective, Valuation and Earnings Quality detracted from performance, while Capital Deployment added to performance.

Given that valuation is the primary driver of the investment process, the Portfolio was positioned to be overweight names that were perceived to be more volatile, which were inexpensive relative to historical averages, and underweight low volatile, high-yielding names, which were expensive relative to historical averages at June 30, 2017.

There have been no changes to the way the Portfolio has been managed and it remained sector neutral. Further, we remained firmly committed to our disciplined and dispassionate investment process.

Dennis Ruhl

Phil Hart

Portfolio Managers

J.P. Morgan Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
JPMorgan Small Cap Value Portfolio
Class A	-2.26	20.00	12.33	6.12	—
Class B	-2.38	19.70	12.06	—	7.57
Russell 2000 Value Index	0.54	24.86	13.39	5.92	—

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A and Class B shares are 5/2/2005 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Benchmark Electronics, Inc.	1.1
EMCOR Group, Inc.	1.1
Westamerica Bancorp	1.1
Dillard’s, Inc. - Class A	1.1
Take-Two Interactive Software, Inc.	1.0
Tech Data Corp.	1.0
CNO Financial Group, Inc.	1.0
ACCO Brands Corp.	1.0
CYS Investments, Inc.	0.9
Wabash National Corp.	0.9

Top Sectors

% of Net Assets
Financials	30.0
Industrials	13.4
Consumer Discretionary	10.5
Real Estate	10.2
Information Technology	9.8
Utilities	6.5
Health Care	5.8
Energy	4.8
Materials	4.5
Consumer Staples	1.9

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.74%	$1,000.00	$977.40	$3.63
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class B(a)	Actual	0.99%	$1,000.00	$976.20	$4.85
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—97.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
AAR Corp.	47,606	$1,654,785
Curtiss-Wright Corp.	23,700	2,175,186
DigitalGlobe, Inc. (a)	91,100	3,033,630
Moog, Inc. - Class A (a)	25,300	1,814,516

		8,678,117

Auto Components—0.9%
Cooper Tire & Rubber Co. (b)	113,000	4,079,300
Stoneridge, Inc. (a)	45,300	698,073

		4,777,373

Banks—18.6%
1st Source Corp.	31,691	1,519,267
American National Bankshares, Inc.	1,800	66,510
BancFirst Corp.	18,900	1,825,740
BancorpSouth, Inc.	109,800	3,348,900
Bank of Hawaii Corp. (b)	48,100	3,990,857
Brookline Bancorp, Inc.	22,000	321,200
Bryn Mawr Bank Corp. (b)	9,100	386,750
Cadence BanCorp (a)	4,800	105,024
Capital Bank Financial Corp. - Class A	16,700	636,270
Cathay General Bancorp	60,600	2,299,770
Central Pacific Financial Corp.	138,101	4,346,038
Central Valley Community Bancorp	7,100	157,336
Century Bancorp, Inc. - Class A	2,400	152,640
Citizens & Northern Corp.	5,600	130,256
City Holding Co.	42,509	2,800,068
Columbia Banking System, Inc. (b)	16,000	637,600
Community Bank System, Inc. (b)	39,900	2,225,223
Community Trust Bancorp, Inc.	35,916	1,571,325
East West Bancorp, Inc.	3,628	212,528
FCB Financial Holdings, Inc. - Class A (a)	72,300	3,452,325
Financial Institutions, Inc.	20,399	607,890
First BanCorp (a)	355,900	2,060,661
First Bancorp	8,900	278,214
First Busey Corp.	22,266	652,839
First Citizens BancShares, Inc. - Class A	2,400	894,480
First Commonwealth Financial Corp. (b)	357,000	4,526,760
First Community Bancshares, Inc.	17,700	484,095
First Financial Bancorp (b)	31,800	880,860
First Financial Bankshares, Inc. (b)	22,200	981,240
First Financial Corp.	6,100	288,530
First Hawaiian, Inc.	28,300	866,546
First Interstate BancSystem, Inc. - Class A	29,622	1,101,938
Flushing Financial Corp.	42,900	1,209,351
Fulton Financial Corp. (b)	103,900	1,974,100
Glacier Bancorp, Inc. (b)	62,300	2,280,803
Great Southern Bancorp, Inc.	10,800	577,800
Great Western Bancorp, Inc.	30,700	1,252,867
Hancock Holding Co.	97,800	4,792,200
Heritage Financial Corp.	7,134	189,051
Hope Bancorp, Inc.	134,029	2,499,641
Independent Bank Corp.	16,100	350,175
Investors Bancorp, Inc. (b)	286,100	3,822,296
Lakeland Financial Corp.	12,300	564,324
MainSource Financial Group, Inc.	41,704	1,397,501

Banks—(Continued)
Mercantile Bank Corp.	5,600	176,288
OFG Bancorp	165,445	1,654,450
Pacific Continental Corp.	22,985	587,267
PacWest Bancorp (b)	45,700	2,134,190
Park Sterling Corp.	15,500	184,140
Preferred Bank	5,200	278,044
Republic Bancorp, Inc. - Class A	5,700	203,490
S&T Bancorp, Inc.	6,400	229,504
Sandy Spring Bancorp, Inc.	7,800	317,148
Southside Bancshares, Inc. (b)	22,812	797,065
Southwest Bancorp, Inc.	41,700	1,065,435
State Bank Financial Corp. (b)	16,900	458,328
Stock Yards Bancorp, Inc. (b)	5,600	217,840
Tompkins Financial Corp. (b)	6,559	516,324
TriState Capital Holdings, Inc. (a)	7,500	189,000
Trustmark Corp. (b)	104,200	3,351,072
UMB Financial Corp.	65,400	4,895,844
Umpqua Holdings Corp.	173,361	3,182,908
Union Bankshares Corp.	111,474	3,778,969
Valley National Bancorp (b)	22,174	261,875
Washington Trust Bancorp, Inc.	11,200	577,360
Webster Financial Corp.	32,800	1,712,816
West Bancorp, Inc.	3,870	91,526
Westamerica Bancorp	101,100	5,665,644

		97,246,316

Biotechnology—2.2%
Acorda Therapeutics, Inc. (a) (b)	13,700	269,890
AMAG Pharmaceuticals, Inc. (a)	58,400	1,074,560
BioCryst Pharmaceuticals, Inc. (a)	40,843	227,087
Enanta Pharmaceuticals, Inc. (a)	19,300	694,414
Five Prime Therapeutics, Inc. (a) (b)	49,900	1,502,489
Idera Pharmaceuticals, Inc. (a)	385,500	663,060
Immune Design Corp. (a)	3,100	30,225
Iovance Biotherapeutics, Inc. (a)	182,655	1,342,514
MacroGenics, Inc. (a)	3,400	59,534
Otonomy, Inc. (a)	85,900	1,619,215
Radius Health, Inc. (a)	14,800	669,404
Rigel Pharmaceuticals, Inc. (a)	140,300	383,019
Syndax Pharmaceuticals, Inc. (a)	73,200	1,022,604
Tocagen, Inc. (a)	69,000	830,070
Versartis, Inc. (a)	64,900	1,132,505

		11,520,590

Building Products—0.0%
Gibraltar Industries, Inc. (a) (b)	7,000	249,550

Capital Markets—1.0%
Arlington Asset Investment Corp. - Class A	12,800	174,976
Investment Technology Group, Inc. (b)	14,800	314,352
KCG Holdings, Inc. - Class A (a)	137,600	2,743,744
Oppenheimer Holdings, Inc. - Class A	13,409	219,908
Stifel Financial Corp. (a)	22,700	1,043,746
Virtus Investment Partners, Inc.	8,000	887,600

		5,384,326

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—1.5%
American Vanguard Corp.	49,800	$859,050
Chemours Co. (The)	8,000	303,360
FutureFuel Corp.	49,500	746,955
Innophos Holdings, Inc.	6,300	276,192
Minerals Technologies, Inc.	30,700	2,247,240
Olin Corp.	24,000	726,720
Rayonier Advanced Materials, Inc.	174,500	2,743,140

		7,902,657

Commercial Services & Supplies—2.7%
ACCO Brands Corp. (a)	426,900	4,973,385
ARC Document Solutions, Inc. (a)	252,590	1,050,774
Ceco Environmental Corp.	90,100	827,118
Ennis, Inc.	24,500	467,950
Essendant, Inc.	35,300	523,499
Quad/Graphics, Inc.	100,907	2,312,789
VSE Corp.	36,000	1,619,280
West Corp.	94,600	2,206,072

		13,980,867

Communications Equipment—0.8%
Finisar Corp. (a)	57,000	1,480,860
InterDigital, Inc.	19,800	1,530,540
Sonus Networks, Inc. (a)	177,500	1,320,600

		4,332,000

Construction & Engineering—1.6%
Argan, Inc.	10,510	630,600
EMCOR Group, Inc.	89,700	5,864,586
MYR Group, Inc. (a)	50,900	1,578,918

		8,074,104

Consumer Finance—0.5%
EZCORP, Inc. - Class A (a) (b)	99,100	763,070
Nelnet, Inc. - Class A (b)	26,600	1,250,466
Regional Management Corp. (a) (b)	16,600	392,258

		2,405,794

Containers & Packaging—0.3%
Graphic Packaging Holding Co.	107,600	1,482,728
Myers Industries, Inc.	16,100	288,995

		1,771,723

Diversified Consumer Services—1.0%
American Public Education, Inc. (a)	20,100	475,365
Ascent Capital Group, Inc. - Class A (a)	78,200	1,201,152
Houghton Mifflin Harcourt Co. (a)	56,800	698,640
K12, Inc. (a)	78,100	1,399,552
Regis Corp. (a)	153,200	1,573,364

		5,348,073

Diversified Financial Services—0.3%
FNFV Group (a)	71,500	1,129,700

Diversified Financial Services—(Continued)
Marlin Business Services Corp.	9,474	238,271

		1,367,971

Diversified Telecommunication Services—0.0%
IDT Corp. - Class B	8,300	119,271

Electric Utilities—1.6%
El Paso Electric Co.	75,605	3,908,779
Portland General Electric Co.	96,800	4,422,792
Spark Energy, Inc. - Class A (b)	12,000	225,600

		8,557,171

Electrical Equipment—0.3%
General Cable Corp. (b)	54,900	897,615
Powell Industries, Inc.	21,100	674,989

		1,572,604

Electronic Equipment, Instruments & Components—4.0%
Bel Fuse, Inc. - Class B	61,000	1,506,700
Benchmark Electronics, Inc. (a)	183,400	5,923,820
Insight Enterprises, Inc. (a)	26,600	1,063,734
Tech Data Corp. (a)	50,200	5,070,200
TTM Technologies, Inc. (a) (b)	252,600	4,385,136
Vishay Intertechnology, Inc. (b)	190,000	3,154,000

		21,103,590

Energy Equipment & Services—2.0%
Archrock, Inc.	231,500	2,639,100
Natural Gas Services Group, Inc. (a)	1,100	27,335
Noble Corp. plc	670,775	2,428,205
Parker Drilling Co. (a) (b)	90,400	122,040
Rowan Cos. plc - Class A (a)	316,100	3,236,864
Unit Corp. (a)	109,500	2,050,935

		10,504,479

Equity Real Estate Investment Trusts—9.2%
American Assets Trust, Inc.	6,800	267,852
Apartment Investment & Management Co. - Class A	57,700	2,479,369
Ashford Hospitality Prime, Inc.	86,400	889,056
Ashford Hospitality Trust, Inc.	261,995	1,592,930
CBL & Associates Properties, Inc. (b)	106,000	893,580
Cedar Realty Trust, Inc. (b)	80,400	389,940
CoreSite Realty Corp. (b)	24,400	2,526,132
DCT Industrial Trust, Inc.	72,875	3,894,440
DiamondRock Hospitality Co.	93,300	1,021,635
DuPont Fabros Technology, Inc. (b)	20,300	1,241,548
EPR Properties (b)	19,300	1,387,091
FelCor Lodging Trust, Inc.	208,169	1,500,898
First Industrial Realty Trust, Inc.	36,900	1,056,078
First Potomac Realty Trust	143,000	1,588,730
Franklin Street Properties Corp.	14,200	157,336
Getty Realty Corp. (b)	42,829	1,075,008
Gladstone Commercial Corp. (b)	21,400	466,306
Government Properties Income Trust (b)	133,600	2,446,216

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Highwoods Properties, Inc.	8,700	$441,177
Hospitality Properties Trust	46,600	1,358,390
InfraREIT, Inc.	86,600	1,658,390
Kite Realty Group Trust (b)	35,600	673,908
LaSalle Hotel Properties	23,200	691,360
LTC Properties, Inc. (b)	28,900	1,485,171
Mack-Cali Realty Corp.	37,300	1,012,322
Monogram Residential Trust, Inc.	68,300	663,193
Pebblebrook Hotel Trust (b)	58,900	1,898,936
Pennsylvania Real Estate Investment Trust (b)	105,900	1,198,788
Potlatch Corp.	53,700	2,454,090
PS Business Parks, Inc.	24,700	3,270,033
RAIT Financial Trust	134,900	295,431
RLJ Lodging Trust	92,900	1,845,923
Saul Centers, Inc.	3,500	202,930
Sunstone Hotel Investors, Inc. (b)	147,373	2,375,653
Taubman Centers, Inc.	4,000	238,200
Urstadt Biddle Properties, Inc. - Class A	22,800	451,440
Washington Prime Group, Inc.	127,147	1,064,220
Washington Real Estate Investment Trust	2,700	86,130

		48,239,830

Food & Staples Retailing—0.1%
SpartanNash Co.	17,900	464,684
Village Super Market, Inc. - Class A (b)	4,500	116,640

		581,324

Food Products—0.6%
Darling Ingredients, Inc. (a)	154,400	2,430,256
Dean Foods Co.	17,200	292,400
Fresh Del Monte Produce, Inc. (b)	12,600	641,466

		3,364,122

Gas Utilities—1.9%
Northwest Natural Gas Co. (b)	65,500	3,920,175
Southwest Gas Holdings, Inc.	44,100	3,221,946
Spire, Inc. (b)	36,839	2,569,520

		9,711,641

Health Care Equipment & Supplies—1.2%
Halyard Health, Inc. (a)	66,700	2,619,976
Wright Medical Group NV (a) (b)	126,100	3,466,489

		6,086,465

Health Care Providers & Services—1.7%
American Renal Associates Holdings, Inc. (a)	11,500	213,325
Community Health Systems, Inc. (a) (b)	54,700	544,812
Cross Country Healthcare, Inc. (a)	60,500	781,055
Genesis Healthcare, Inc. (a) (b)	59,900	104,226
Kindred Healthcare, Inc.	112,100	1,305,965
Molina Healthcare, Inc. (a)	26,300	1,819,434
Owens & Minor, Inc.	57,200	1,841,268
Tivity Health, Inc. (a) (b)	24,600	980,310
Triple-S Management Corp. - Class B (a)	28,209	477,014

Health Care Providers & Services—(Continued)
WellCare Health Plans, Inc. (a)	4,500	808,020

		8,875,429

Hotels, Restaurants & Leisure—2.4%
Bob Evans Farms, Inc.	21,500	1,544,345
Intrawest Resorts Holdings, Inc. (a)	32,800	778,672
La Quinta Holdings, Inc. (a)	236,900	3,499,013
Penn National Gaming, Inc. (a)	116,200	2,486,680
Pinnacle Entertainment, Inc. (a)	110,655	2,186,543
Ruth’s Hospitality Group, Inc.	80,000	1,740,000
Speedway Motorsports, Inc.	11,900	217,413

		12,452,666

Household Durables—1.1%
AV Homes, Inc. (a)	8,600	172,430
Beazer Homes USA, Inc. (a)	103,683	1,422,531
CSS Industries, Inc.	710	18,573
Hovnanian Enterprises, Inc. - Class A (a)	71,300	199,640
KB Home	105,800	2,536,026
NACCO Industries, Inc. - Class A (b)	14,400	1,020,240
UCP, Inc. - Class A (a)	9,300	101,835

		5,471,275

Household Products—0.3%
Central Garden and Pet Co. - Class A (a)	47,800	1,434,956

Independent Power and Renewable Electricity Producers—1.2%
Atlantic Power Corp. (a)	585,200	1,404,480
Dynegy, Inc. (a) (b)	331,700	2,743,159
Pattern Energy Group, Inc.	81,100	1,933,424

		6,081,063

Insurance—4.5%
Argo Group International Holdings, Ltd.	19,130	1,159,278
CNO Financial Group, Inc.	239,900	5,009,112
Global Indemnity, Ltd. (a)	3,400	131,818
Hallmark Financial Services, Inc. (a)	21,421	241,414
Heritage Insurance Holdings, Inc.	31,400	408,828
Horace Mann Educators Corp.	68,811	2,601,056
MBIA, Inc. (a) (b)	380,700	3,590,001
Navigators Group, Inc. (The)	17,100	938,790
Primerica, Inc. (b)	62,600	4,741,950
ProAssurance Corp.	51,500	3,131,200
Third Point Reinsurance, Ltd. (a)	115,700	1,608,230
Universal Insurance Holdings, Inc. (b)	4,300	108,360

		23,670,037

Internet & Direct Marketing Retail—0.3%
Liberty TripAdvisor Holdings, Inc. - Class A (a)	141,900	1,646,040

Internet Software & Services—0.0%
Liquidity Services, Inc. (a)	16,100	102,235
TechTarget, Inc. (a)	10,108	104,820

		207,055

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—0.9%
Convergys Corp.	5,600	$133,168
EVERTEC, Inc.	10,100	174,730
Travelport Worldwide, Ltd.	37,600	517,376
Unisys Corp. (a) (b)	294,100	3,764,480

		4,589,754

Machinery—2.6%
AGCO Corp.	27,900	1,880,181
Briggs & Stratton Corp.	45,000	1,084,500
Douglas Dynamics, Inc. (b)	79,842	2,626,802
Graham Corp.	7,500	147,450
Harsco Corp. (a)	64,300	1,035,230
Hurco Cos., Inc.	13,282	461,550
Kadant, Inc.	17,807	1,339,086
Wabash National Corp. (b)	224,600	4,936,708

		13,511,507

Marine—0.3%
Costamare, Inc.	173,777	1,270,310
Matson, Inc.	4,400	132,176

		1,402,486

Media—0.2%
Eros International plc (a)	55,500	635,475
EW Scripps Co. (The) - Class A (a)	24,700	439,907

		1,075,382

Metals & Mining—2.1%
AK Steel Holding Corp. (a) (b)	208,700	1,371,159
Carpenter Technology Corp. (b)	73,100	2,736,133
Cliffs Natural Resources, Inc. (a)	89,000	615,880
Ryerson Holding Corp. (a)	6,400	63,360
Schnitzer Steel Industries, Inc. - Class A (b)	40,700	1,025,640
SunCoke Energy, Inc. (a)	139,700	1,522,730
Warrior Met Coal, Inc.	15,000	256,950
Worthington Industries, Inc.	68,500	3,440,070

		11,031,922

Mortgage Real Estate Investment Trusts—2.0%
AG Mortgage Investment Trust, Inc.	27,500	503,250
Capstead Mortgage Corp. (b)	300,258	3,131,691
CYS Investments, Inc.	589,100	4,954,331
Ellington Residential Mortgage REIT	36,300	532,158
Invesco Mortgage Capital, Inc.	89,200	1,490,532

		10,611,962

Multi-Utilities—1.2%
Avista Corp. (b)	72,800	3,091,088
NorthWestern Corp.	38,483	2,348,233
Unitil Corp.	15,100	729,481

		6,168,802

Multiline Retail—1.1%
Dillard’s, Inc. - Class A	96,100	5,544,009

Oil, Gas & Consumable Fuels—2.8%
Bill Barrett Corp. (a)	563,600	1,730,252
Delek U.S. Holdings, Inc.	156,400	4,135,216
Denbury Resources, Inc. (a)	912,200	1,395,666
EP Energy Corp. - Class A (a) (b)	546,700	2,000,922
Renewable Energy Group, Inc. (a)	4,400	56,980
REX American Resources Corp. (a)	44,600	4,306,576
Sanchez Energy Corp. (a) (b)	114,400	821,392

		14,447,004

Paper & Forest Products—0.5%
Domtar Corp.	29,000	1,114,180
Schweitzer-Mauduit International, Inc.	38,600	1,437,078

		2,551,258

Pharmaceuticals—0.7%
Amphastar Pharmaceuticals, Inc. (a) (b)	19,100	341,126
Dermira, Inc. (a)	39,400	1,148,116
Endocyte, Inc. (a) (b)	39,252	58,878
Medicines Co. (The) (a) (b)	22,600	859,026
MyoKardia, Inc. (a)	23,900	313,090
Zynerba Pharmaceuticals, Inc. (a)	54,600	926,562

		3,646,798

Professional Services—2.3%
Acacia Research Corp. (a)	201,900	827,790
Barrett Business Services, Inc.	33,760	1,934,111
CRA International, Inc.	7,900	286,928
Franklin Covey Co. (a)	9,444	182,269
FTI Consulting, Inc. (a)	115,300	4,030,888
Huron Consulting Group, Inc. (a)	64,600	2,790,720
RPX Corp. (a)	147,175	2,053,091

		12,105,797

Real Estate Management & Development—1.0%
Alexander & Baldwin, Inc.	40,500	1,675,890
Forestar Group, Inc. (a)	132,900	2,279,235
St. Joe Co. (The) (a)	56,400	1,057,500

		5,012,625

Road & Rail—0.7%
ArcBest Corp.	93,600	1,928,160
Schneider National, Inc. - Class B	18,400	411,608
YRC Worldwide, Inc. (a)	115,800	1,287,696

		3,627,464

Semiconductors & Semiconductor Equipment—1.3%
Amkor Technology, Inc. (a)	219,400	2,143,538
Cypress Semiconductor Corp. (b)	244,702	3,340,182
Xperi Corp.	44,200	1,317,160

		6,800,880

Software—2.7%
Aspen Technology, Inc. (a)	1,300	71,838
Fair Isaac Corp.	18,700	2,606,967
Progress Software Corp.	132,200	4,083,658

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Rubicon Project, Inc. (The) (a)	79,400	$408,116
Take-Two Interactive Software, Inc. (a)	72,400	5,312,712
TiVo Corp.	88,000	1,641,200

		14,124,491

Specialty Retail—2.2%
Aaron’s, Inc.	74,300	2,890,270
Chico’s FAS, Inc.	55,200	519,984
Children’s Place, Inc. (The) (b)	41,200	4,206,520
Floor & Decor Holdings, Inc. - Class A (a)	4,700	184,522
Office Depot, Inc. (b)	335,300	1,891,092
Pier 1 Imports, Inc.	311,400	1,616,166

		11,308,554

Textiles, Apparel & Luxury Goods—1.4%
Fossil Group, Inc. (a)	318,300	3,294,405
Iconix Brand Group, Inc. (a)	143,600	992,276
Movado Group, Inc. (b)	111,021	2,803,280
Perry Ellis International, Inc. (a)	13,900	270,494

		7,360,455

Thrifts & Mortgage Finance—3.1%
BankFinancial Corp.	6,985	104,216
Beneficial Bancorp, Inc.	302,855	4,542,825
Charter Financial Corp.	74,500	1,341,000
First Defiance Financial Corp.	10,100	532,068
Kearny Financial Corp. (b)	23,291	345,872
Meridian Bancorp, Inc.	93,600	1,581,840
Northfield Bancorp, Inc.	168,100	2,882,915
Oritani Financial Corp. (b)	8,100	138,105
Territorial Bancorp, Inc.	4,600	143,474
United Community Financial Corp.	12,400	103,044
United Financial Bancorp, Inc.	28,400	473,996
Walker & Dunlop, Inc. (a)	63,000	3,076,290
Waterstone Financial, Inc.	25,900	488,215
WSFS Financial Corp.	5,695	258,268

		16,012,128

Tobacco—0.9%
Universal Corp.	72,067	4,662,735

Trading Companies & Distributors—1.3%
DXP Enterprises, Inc. (a)	40,000	1,380,000
MRC Global, Inc. (a) (b)	182,600	3,016,552
Neff Corp. - Class A (a)	12,600	239,400
Titan Machinery, Inc. (a)	113,000	2,031,740

		6,667,692

Water Utilities—0.6%
American States Water Co. (b)	41,600	1,972,256
California Water Service Group	32,600	1,199,680

		3,171,936

Total Common Stocks (Cost $423,603,521)		508,154,120

Short-Term Investment—1.9%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $9,613,971 on 07/03/17, collateralized by $9,815,000 U.S. Treasury Note at 0.875% due 03/31/18 with a value of $9,809,376.	9,613,875	9,613,875

Total Short-Term Investments (Cost $9,613,875)		9,613,875

Securities Lending Reinvestments (c)—10.7%

Certificates of Deposit—6.2%
ABN AMRO Bank NV Zero Coupon, 09/05/17	995,818	997,900
Bank of America N.A. 1.507%, 07/11/17 (d)	4,000,000	4,000,705
Bank of Nova Scotia Houston 1.492%, 11/03/17 (d)	2,000,000	2,001,975
Canadian Imperial Bank 1.630%, 10/27/17 (d)	1,000,000	1,001,125
Cooperative Rabobank UA New York 1.555%, 10/13/17 (d)	1,000,000	1,001,153
1.558%, 10/13/17 (d)	1,000,000	1,001,357
Credit Suisse AG New York 1.432%, 10/16/17 (d)	1,000,000	1,000,214
DG Bank New York 1.140%, 07/03/17	1,000,000	999,990
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	1,300,000	1,300,162
KBC Bank NV 1.200%, 07/18/17	500,000	500,000
1.250%, 08/08/17	1,000,000	1,000,030
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	1,000,000	999,990
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (d)	1,000,000	1,000,023
Mizuho Bank, Ltd., New York 1.469%, 10/18/17 (d)	1,500,000	1,499,898
1.610%, 08/02/17 (d)	500,000	500,153
Natixis New York 1.506%, 08/03/17 (d)	4,400,000	4,401,329
Norinchukin Bank New York 1.687%, 07/12/17 (d)	3,500,000	3,500,423
Royal Bank of Canada New York 1.555%, 10/13/17 (d)	500,000	500,505
Sumitomo Mitsui Trust Bank, Ltd., New York 1.170%, 07/03/17	1,000,000	999,997
1.466%, 10/26/17 (d)	1,000,000	1,000,256
Toronto Dominion Bank New York 1.475%, 01/10/18 (d)	1,000,000	1,001,662
UBS, Stamford 1.722%, 07/31/17 (d)	700,715	700,400
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	1,300,000	1,301,162

		32,210,409

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—1.5%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	997,043	$999,638
Commonwealth Bank Australia 1.522%, 10/23/17 (d)	2,000,000	2,002,108
ING Funding LLC 1.234%, 12/07/17 (d)	500,000	500,173
LMA S.A. & LMA Americas 1.150%, 07/07/17	499,888	499,936
1.180%, 07/11/17	498,525	499,834
Sheffield Receivables Co. 1.190%, 07/28/17	996,893	999,060
Westpac Banking Corp. 1.506%, 10/20/17 (d)	2,100,000	2,102,094

		7,602,843

Repurchase Agreements—2.1%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $408,007 on 07/03/17, collateralized by $424,690 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $416,130.	407,971	407,971
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $1,800,165 on 07/03/17, collateralized by $1,793,082 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $1,836,000.	1,800,000	1,800,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $2,100,210 on 07/03/17, collateralized by $2,135,140 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $2,142,006.	2,100,000	2,100,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $1,000,775 on 07/03/17, collateralized by $217 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $1,111,824.	1,000,000	1,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $1,004,845 on 09/29/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $400,042 on 07/03/17, collateralized by $360,673 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $408,266.	400,000	400,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $2,134,015 on 10/02/17, collateralized by various Common Stock with a value of $2,310,000.	2,100,000	2,100,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,007,648 on 10/02/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $1,350,151 on 07/03/17, collateralized by $2,691,983 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $1,377,160.	1,350,000	1,350,000

		11,157,971

Time Deposits—0.9%
Australia New Zealand Bank 1.150%, 07/03/17	100,000	100,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	300,000	300,000
Nordea Bank New York 1.050%, 07/03/17	1,000,000	1,000,000
Shinkin Central Bank 1.330%, 07/25/17	1,000,000	1,000,000
Standard Chartered plc 1.200%, 07/03/17	2,500,000	2,500,000

		4,900,000

Total Securities Lending Reinvestments (Cost $55,854,639)		55,871,223

Total Investments—110.0% (Cost $489,072,035) (e)		573,639,218
Other assets and liabilities (net)—(10.0)%		(51,988,660)

Net Assets—100.0%		$521,650,558

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $53,413,282 and the collateral received consisted of cash in the amount of $55,846,852. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $489,072,035. The aggregate unrealized appreciation and depreciation of investments were $109,224,534 and $(24,657,351), respectively, resulting in net unrealized appreciation of $84,567,183.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
Russell 2000 Index Mini Futures	09/15/17	159	USD	11,283,715	$(40,030)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$508,154,120	$—	$—	$508,154,120
Total Short-Term Investment*	—	9,613,875	—	9,613,875
Total Securities Lending Reinvestments*	—	55,871,223	—	55,871,223
Total Investments	$508,154,120	$65,485,098	$—	$573,639,218

Collateral for Securities Loaned (Liability)	$—	$(55,846,852)	$—	$(55,846,852)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(40,030)	$—	$—	$(40,030)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$573,639,218
Cash denominated in foreign currencies (c)	2,661
Cash collateral for futures contracts	564,998
Receivable for:
Investments sold	4,858,402
Fund shares sold	27,737
Dividends and interest	882,629

Total Assets	579,975,645
Liabilities
Due to custodian	113,677
Collateral for securities loaned	55,846,852
Payables for:
Investments purchased	1,720,898
Fund shares redeemed	28,737
Variation margin on futures contracts	29,415
Accrued Expenses:
Management fees	289,439
Distribution and service fees	7,524
Deferred trustees’ fees	115,782
Other expenses	172,763

Total Liabilities	58,325,087

Net Assets	$521,650,558

Net Assets Consist of:
Paid in surplus	$420,253,006
Undistributed net investment income	3,765,112
Accumulated net realized gain	13,105,297
Unrealized appreciation on investments, futures contracts and foreign currency transactions	84,527,143

Net Assets	$521,650,558

Net Assets
Class A	$484,944,032
Class B	36,706,526
Capital Shares Outstanding*
Class A	29,192,868
Class B	2,229,865
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.61
Class B	16.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $489,072,035.
(b)	Includes securities loaned at value of $53,413,282.
(c)	Identified cost of cash denominated in foreign currencies was $2,608.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$4,878,254
Interest	5,950
Securities lending income	812,314

Total investment income	5,696,518
Expenses
Management fees	2,028,185
Administration fees	8,349
Custodian and accounting fees	59,927
Distribution and service fees—Class B	46,120
Audit and tax services	24,985
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	15,604
Insurance	1,741
Miscellaneous	7,064

Total expenses	2,236,677
Less management fee waiver	(257,361)

Net expenses	1,979,316

Net Investment Income	3,717,202

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	16,522,270
Futures contracts	618,055
Foreign currency transactions	(257)

Net realized gain	17,140,068

Net change in unrealized appreciation (depreciation) on:
Investments	(32,903,931)
Futures contracts	13,735
Foreign currency transactions	314

Net change in unrealized depreciation	(32,889,882)

Net realized and unrealized loss	(15,749,814)

Net Decrease in Net Assets From Operations	$(12,032,612)

(a)	Net of foreign withholding taxes of $805.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,717,202	$7,062,249
Net realized gain	17,140,068	23,068,891
Net change in unrealized appreciation (depreciation)	(32,889,882)	115,852,314

Increase (decrease) in net assets from operations	(12,032,612)	145,983,454

From Distributions to Shareholders
Net investment income
Class A	(6,521,570)	(9,027,990)
Class B	(420,986)	(511,179)
Net realized capital gains
Class A	(23,455,732)	(32,464,890)
Class B	(1,801,818)	(2,118,858)

Total distributions	(32,200,106)	(44,122,917)

Increase (decrease) in net assets from capital share transactions	14,502,398	(108,218,437)

Total decrease in net assets	(29,730,320)	(6,357,900)

Net Assets
Beginning of period	551,380,878	557,738,778

End of period	$521,650,558	$551,380,878

Undistributed net investment income
End of period	$3,765,112	$6,990,466

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	179,274	$3,170,282	754,182	$10,956,150
Reinvestments	1,799,358	29,977,302	2,830,347	41,492,880
Redemptions	(1,108,766)	(19,987,109)	(10,127,478)	(163,218,059)

Net increase (decrease)	869,866	$13,160,475	(6,542,949)	$(110,769,029)

Class B
Sales	176,717	$3,093,715	351,138	$5,458,767
Reinvestments	134,634	2,222,804	180,759	2,630,037
Redemptions	(226,519)	(3,974,596)	(348,810)	(5,538,212)

Net increase	84,832	$1,341,923	183,087	$2,550,592

Increase (decrease) derived from capital shares transactions		$14,502,398		$(108,218,437)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.11		$15.15	$18.09	$19.93	$15.07	$13.14

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.21	0.27	0.22	0.21	0.21
Net realized and unrealized gain (loss) on investments	(0.53)		4.14	(1.42)	0.52	4.77	1.84

Total from investment operations	(0.40)		4.35	(1.15)	0.74	4.98	2.05

Less Distributions
Distributions from net investment income	(0.24)		(0.30)	(0.24)	(0.22)	(0.12)	(0.12)
Distributions from net realized capital gains	(0.86)		(1.09)	(1.55)	(2.36)	0.00	0.00

Total distributions	(1.10)		(1.39)	(1.79)	(2.58)	(0.12)	(0.12)

Net Asset Value, End of Period	$16.61		$18.11	$15.15	$18.09	$19.93	$15.07

Total Return (%) (b)	(2.26	)(c)	30.86	(7.25)	4.66	33.25	15.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.83	0.82	0.82	0.83	0.84
Net ratio of expenses to average net assets (%) (e)	0.74	(d)	0.73	0.73	0.73	0.75	0.84
Ratio of net investment income to average net assets (%)	1.44	(d)	1.34	1.59	1.22	1.21	1.44
Portfolio turnover rate (%)	24	(c)	38	38	35	110	38
Net assets, end of period (in millions)	$484.9		$512.9	$528.3	$647.2	$745.9	$377.3

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.94		$15.02	$17.94	$19.79	$14.97	$13.06

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.17	0.22	0.18	0.16	0.17
Net realized and unrealized gain (loss) on investments	(0.52)		4.10	(1.39)	0.50	4.74	1.83

Total from investment operations	(0.42)		4.27	(1.17)	0.68	4.90	2.00

Less Distributions
Distributions from net investment income	(0.20)		(0.26)	(0.20)	(0.17)	(0.08)	(0.09)
Distributions from net realized capital gains	(0.86)		(1.09)	(1.55)	(2.36)	0.00	0.00

Total distributions	(1.06)		(1.35)	(1.75)	(2.53)	(0.08)	(0.09)

Net Asset Value, End of Period	$16.46		$17.94	$15.02	$17.94	$19.79	$14.97

Total Return (%) (b)	(2.38	)(c)	30.51	(7.43)	4.37	32.90	15.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	(d)	1.08	1.07	1.07	1.08	1.09
Net ratio of expenses to average net assets (%) (e)	0.99	(d)	0.98	0.98	0.98	1.00	1.09
Ratio of net investment income to average net assets (%)	1.19	(d)	1.10	1.34	1.00	0.90	1.18
Portfolio turnover rate (%)	24	(c)	38	38	35	110	38
Net assets, end of period (in millions)	$36.7		$38.5	$29.5	$32.6	$31.0	$25.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2017, the Portfolio had a payment of $113,677 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2017. The Portfolio’s average overdraft advances during the six months ended June 30, 2017 were not significant.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances, distribution re-designations and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $ 9,613,875. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $11,157,971. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$40,030

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$618,055

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$13,735

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$9,383

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$124,832,536	$0	$138,655,479

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$2,028,185	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$11,736,479	$30,029,197	$32,386,438	$31,099,135	$44,122,917	$61,128,332

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$7,092,288	$24,890,781	$113,749,023	$—	$145,732,092

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-21

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
29,304,948	867,107	1,727,122

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	30,117,314	1,781,864
Robert Boulware	30,169,023	1,730,155
Susan C. Gause	30,214,805	1,684,373
Nancy Hawthorne	30,181,973	1,717,205
Barbara A. Nugent	30,210,728	1,688,450
John Rosenthal	30,156,419	1,742,759
Linda B. Strumpf	30,141,826	1,757,351
Dawn M. Vroegop	30,013,744	1,885,434

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned 12.87% and 12.71%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the Citigroup World Government Bond Index (“WGBI”)2, returned 10.66% and 4.49%, respectively. A blend of the MSCI World Index (60%) and the Citigroup WGBI (40%) returned 8.16%.

MARKET ENVIRONMENT / CONDITIONS

Global equity and credit markets posted mostly positive returns in the first half of 2017. Markets generally shrugged off geopolitical events, including the escalation of the Trump campaign investigation and a hung parliament in the United Kingdom (“U.K.”), though central bank comments did trigger some selling pressure at the end of the period. Reduced political risk in Europe, benign developed market inflation and favorable global earnings supported nearly all global asset markets and provided impetus for investors to look past a commodity price pullback, moderating global growth and continued uncertainty about U.S. policy and negotiations over the U.K.’s decision in June of 2016 to leave the European Union (“Brexit”).

Equity markets were strong over the period, with the majority of sectors posting positive returns, led by Technology and Healthcare. Sentiment for Healthcare stocks, particularly those in the biotechnology and pharmaceutical industries, began to improve as valuations came down and the likelihood of major changes in drug pricing this year diminished. Energy stood out as the weakest performing sector and declined with the fall in oil prices over the period. Sentiment for Healthcare stocks, particularly those in biotechnology and pharmaceuticals, began to improve as valuations came down and the likelihood of major changes in drug pricing this year diminished.

In fixed income markets, corporate credit continued to outpace government bonds during the first half of 2017. Excess liquidity, ongoing demand from income-seeking investors and reduced inflation expectations contributed to broad-based flattening of the yield curves globally. The Federal Reserve (the “Fed”) raised interest rates twice during the period, which was widely expected by the markets. Despite the rate increases, the U.S. dollar weakened versus most major currencies toward the end of the period. Disappointing progress on potentially dollar-supportive U.S. tax, spending and regulatory reforms also weighed on the U.S. dollar.

PORTFOLIO REVIEW / PERIOD END POSITIONING

In the global equity portion of the Portfolio, all sectors contributed to relative return. Strong stock selection in the Information Technology sector and limited exposure to the Energy sector helped boost performance in the period.

The Portfolio’s top individual equity contributors were Alibaba, Facebook, and Sherwin-Williams. While overall Technology sector performance was strong, shares of Alibaba, a Chinese e-commerce company, and Facebook, a social media company, outperformed the broader sector. Alibaba announced 2018 revenue guidance that far exceeded consensus expectations. We believe the company is well-positioned in a massive and rapidly growing market and remained one of the Portfolio’s largest positions at the close of the period. Facebook’s earnings results exceeded investors’ expectations, with revenue growth of over 50% year-over-year and meaningful margin expansion. We expect Facebook to continue growing its top line, benefiting from significant demand for online advertising and continued monetization of its non-Facebook-branded assets, such as Instagram and WhatsApp. Shares in Sherwin-Williams, a global coatings company, rose as the company reported better-than-expected results and raised guidance in both the first and second quarters. The company also completed its acquisition of Valspar, which we expect to drive intrinsic value growth.

The largest individual equity detractors in the Portfolio were AutoZone, TransDigm, and Schlumberger. Shares of AutoZone, an automobile replacement parts retailer, declined after the company announced underwhelming results in both the first and second quarters that were, in part, negatively impacted by delayed IRS rebates to the U.S. consumer. Shares were also pressured as fears about competition from Amazon resurfaced. We exited the stock over the period. TransDigm, a supplier of critical components to the aerospace and defense industry, weakened after an industry research report identified the company as a short-sale candidate and questioned the sustainability of its pricing model. We eliminated the position in the period over concerns about the potential slowing of organic growth and the potential impact on the company’s volumes from increased competition in the aftermarket parts and services business. In addition, we felt TransDigm’s high leverage levels could limit the company’s flexibility should fundamentals deteriorate. Shares in oil services company Schlumberger largely declined in concert with the oil services industry. We continued to hold a constructive view on the stock as we believe Schlumberger is one of the highest-quality companies in oil services and a technology leader with experience across geographies, offering clients a complete portfolio of services.

In the fixed income portion of the Portfolio, allocation to corporate credit was a strong driver of positive year-to-date return. The sector has continued to outpace Government bonds due to healthy profits and strong investor demand. Corporate holdings within Consumer Non-Cyclicals, Telecom, Basic Industry and U.S. and European Banking contributed to performance. Exposure to euro zone sovereigns, particularly those of Italy, France, and Spain, also added value. Over the period, the Portfolio’s exposure to high yield bonds was a contributor to results. Additionally, allocations to BBB-rated and high yield corporate bonds lifted results as they generally outpaced higher-grade names. Non-U.S.-dollar positions also contributed meaningfully to return. Euro-denominated positions had the greatest impact due to the euro’s appreciation relative to the U.S. dollar. In addition, local currency emerging market bonds from Brazil, Indonesia, Colombia and Mexico aided performance, due largely to higher yields and better-performing local bond markets.

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

At period end, the equity portion of the Portfolio found the most compelling opportunities across the Information Technology, Consumer Discretionary, and Financials sectors with minimal exposure to commodities. As of June 30, 2017, the Portfolio was not invested in the Real Estate, Utilities and Telecommunication Services sectors.

In the fixed income segment, we continued to favor opportunities in the corporate bond market, especially relative to U.S. or global developed market government bonds.

Overall, the Portfolio ended the period with an allocation of 67.5% equities, 17.5% U.S. fixed income, and 15% non-U.S. fixed income.

Dan Fuss

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE CITIGROUP WORLD GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Global Markets Portfolio
Class A	12.87	16.75	9.66	7.60
Class B	12.71	16.46	9.39	7.33
MSCI World Index	10.66	18.20	11.38	3.97
Citigroup World Government Bond Index	4.49	-4.14	-0.20	3.49

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The Citigroup World Government Bond Index is an index of bonds issued by governments in the U.S., Europe and Asia.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Equity Sectors

% of Net Assets
Information Technology	15.2
Financials	15.0
Consumer Discretionary	10.7
Industrials	9.9
Consumer Staples	5.4

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	21.7
Foreign Government	6.7
Convertible Bonds	1.4
U.S. Treasury & Government Agencies	0.4
Municipals	0.2

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Markets Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A	Actual	0.78%	$1,000.00	$1,128.70	$4.12
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

Class B	Actual	1.03%	$1,000.00	$1,127.10	$5.43
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—66.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.7%
Northrop Grumman Corp.	32,200	$8,266,062
Thales S.A.	85,836	9,247,837

		17,513,899

Banks—3.6%
HDFC Bank, Ltd.	169,150	4,357,011
M&T Bank Corp.	39,367	6,375,486
Wells Fargo & Co.	117,455	6,508,181

		17,240,678

Beverages—1.2%
Anheuser-Busch InBev S.A.	53,876	5,961,655

Building Products—2.0%
Assa Abloy AB - Class B	273,658	6,015,504
Geberit AG	7,216	3,368,533

		9,384,037

Capital Markets—6.3%
FactSet Research Systems, Inc. (a)	25,171	4,182,917
Goldman Sachs Group, Inc. (The)	40,270	8,935,913
Intercontinental Exchange, Inc.	49,152	3,240,100
London Stock Exchange Group plc	133,982	6,367,866
S&P Global, Inc.	51,252	7,482,279

		30,209,075

Chemicals—4.0%
LyondellBasell Industries NV - Class A	63,937	5,395,643
Sherwin-Williams Co. (The)	39,583	13,892,050

		19,287,693

Energy Equipment & Services—0.4%
Schlumberger, Ltd.	27,746	1,826,797

Food Products—2.9%
McCormick & Co., Inc.	16,853	1,643,336
Nestle S.A.	142,819	12,440,963

		14,084,299

Health Care Equipment & Supplies—1.7%
Danaher Corp.	96,846	8,172,834

Health Care Providers & Services—2.2%
UnitedHealth Group, Inc.	56,474	10,471,409

Hotels, Restaurants & Leisure—2.6%
Marriott International, Inc. - Class A	122,616	12,299,611

Household Durables—1.8%
Newell Brands, Inc.	163,215	8,751,588

Household Products—1.2%
Colgate-Palmolive Co.	76,203	5,648,929

Industrial Conglomerates—2.8%
Roper Technologies, Inc.	58,014	$13,431,982

Insurance—5.1%
AIA Group, Ltd.	1,700,600	12,429,923
Legal & General Group plc	2,889,736	9,726,238
Travelers Cos., Inc. (The)	18,792	2,377,752

		24,533,913

Internet & Direct Marketing Retail—3.1%
Amazon.com, Inc. (b)	6,814	6,595,952
Priceline Group, Inc. (The) (b)	4,444	8,312,591

		14,908,543

Internet Software & Services—10.3%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	128,317	18,079,865
Alphabet, Inc. - Class A (b)	11,322	10,525,837
Alphabet, Inc. - Class C (b)	6,940	6,306,586
Facebook, Inc. - Class A (b)	94,068	14,202,387

		49,114,675

IT Services—3.6%
Accenture plc - Class A	56,254	6,957,495
CGI Group, Inc. - Class A (b)	120,800	6,172,276
Nomura Research Institute, Ltd.	105,900	4,179,412

		17,309,183

Life Sciences Tools & Services—1.2%
Mettler-Toledo International, Inc. (b)	10,104	5,946,608

Machinery—1.5%
Atlas Copco AB - A Shares	186,912	7,198,839

Media—1.8%
Comcast Corp. - Class A	224,464	8,736,139

Oil, Gas & Consumable Fuels—0.9%
EOG Resources, Inc.	44,856	4,060,365

Semiconductors & Semiconductor Equipment—1.3%
Texas Instruments, Inc.	79,129	6,087,394

Specialty Retail—1.4%
Dufry AG (b)	39,333	6,472,419

Total Common Stocks (Cost $236,447,040)		318,652,564

Corporate Bonds & Notes—21.7%

Advertising—0.0%
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.250%, 02/15/22	25,000	25,906
5.875%, 03/15/25	55,000	57,613

		83,519

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—0.1%
Embraer Netherlands Finance B.V. 5.050%, 06/15/25	395,000	$411,787
5.400%, 02/01/27	90,000	94,050
TransDigm, Inc. 6.500%, 07/15/24	76,000	78,470
6.500%, 05/15/25	75,000	76,313

		660,620

Agriculture—0.0%
Kernel Holding S.A. 8.750%, 01/31/22 (144A)	200,000	214,240

Airlines—0.6%
Air Canada Pass-Through Trust 4.125%, 12/15/27 (144A)	166,561	173,607
American Airlines Pass-Through Trust 4.950%, 02/15/25	170,000	175,100
5.250%, 01/15/24	844,229	879,011
Delta Air Lines Pass-Through Trust 8.021%, 08/10/22	823,261	934,401
Latam Finance, Ltd. 6.875%, 04/11/24 (144A)	400,000	406,860
U.S. Airways Pass-Through Trust 5.900%, 10/01/24	60,045	67,250
8.000%, 10/01/19	28,675	30,934
United Continental Holdings, Inc. 6.375%, 06/01/18	305,000	316,056

		2,983,219

Auto Manufacturers—0.7%
Daimler Finance North America LLC 1.750%, 10/30/19 (144A)	210,000	208,636
FCE Bank plc 0.869%, 09/13/21 (EUR)	155,000	176,823
Ford Motor Co. 6.625%, 10/01/28	1,675,000	1,978,377
General Motors Co. 5.200%, 04/01/45	100,000	98,110
General Motors Financial Co., Inc. 3.450%, 04/10/22	100,000	101,640
5.250%, 03/01/26	295,000	318,633
Hyundai Capital America 2.750%, 09/27/26 (144A)	500,000	461,967

		3,344,186

Auto Parts & Equipment—0.3%
Delphi Automotive plc 1.600%, 09/15/28 (EUR)	100,000	109,306
Goodyear Tire & Rubber Co. (The) 7.000%, 03/15/28	1,228,000	1,353,870
Tupy Overseas S.A. 6.625%, 07/17/24 (144A)	200,000	205,000

		1,668,176

Banks—1.9%
Banco Nacional de Comercio Exterior SNC 3.800%, 08/11/26 (144A) (c)	210,000	$209,475
Banco Santander Mexico S.A. 4.125%, 11/09/22 (144A)	150,000	156,600
Bank of Montreal 1.750%, 06/15/22 (144A)	255,000	249,441
Barclays plc 3.650%, 03/16/25	225,000	223,881
BNP Paribas S.A. 3.800%, 01/10/24 (144A)	200,000	208,284
4.625%, 03/13/27 (144A)	355,000	374,352
Canadian Imperial Bank of Commerce 1.600%, 09/06/19	300,000	297,162
Commerzbank AG 4.000%, 03/23/26 (EUR)	150,000	184,389
Commonwealth Bank of Australia 1.375%, 09/06/18 (144A)	300,000	298,717
2.250%, 03/10/20 (144A)	350,000	350,754
Cooperatieve Rabobank UA 4.375%, 08/04/25	350,000	367,032
Credit Agricole S.A. 4.375%, 03/17/25 (144A)	200,000	207,300
7.500%, 06/23/26 (GBP) (c)	160,000	233,920
Dexia Credit Local S.A. 2.250%, 02/18/20 (144A)	250,000	250,468
Goldman Sachs Group, Inc. (The) 3.375%, 02/01/18 (CAD)	300,000	233,745
HSBC Holdings plc 4.375%, 11/23/26 (a)	200,000	207,524
5.750%, 12/20/27 (GBP)	110,000	174,616
Industrial Bank of Korea 2.375%, 07/17/17 (144A)	300,000	300,029
ING Bank NV 1.650%, 08/15/19 (144A)	210,000	207,933
Intesa Sanpaolo S.p.A. 3.928%, 09/15/26 (EUR)	160,000	193,105
Lloyds Banking Group plc 4.500%, 11/04/24	200,000	208,271
Morgan Stanley 4.350%, 09/08/26	315,000	327,486
Royal Bank of Scotland Group plc 6.000%, 12/19/23	470,000	517,689
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	200,000	207,171
Siam Commercial Bank PCL 3.500%, 04/07/19 (144A)	420,000	427,834
Societe Generale S.A. 4.000%, 01/12/27 (144A) (a)	465,000	480,560
4.750%, 11/24/25 (144A)	260,000	272,610
6.750%, 04/07/21 (EUR) (c)	195,000	243,930
Standard Chartered plc 4.000%, 10/21/25 (EUR) (c)	250,000	307,153
State Bank of India 4.125%, 08/01/17 (144A)	300,000	300,387
TC Ziraat Bankasi AS 4.250%, 07/03/19	210,000	211,698

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
UniCredit S.p.A. 5.861%, 06/19/32 (144A) (c)	250,000	$256,678
Woori Bank 5.875%, 04/13/21 (144A)	200,000	220,095

		8,910,289

Beverages—0.1%
Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	345,000	355,443
Constellation Brands, Inc. 4.750%, 11/15/24	110,000	119,902

		475,345

Building Materials—0.4%
Atrium Windows & Doors, Inc. 7.750%, 05/01/19 (144A)	215,000	213,925
Cemex Finance LLC 6.000%, 04/01/24 (144A)	465,000	494,109
Cemex S.A.B. de C.V. 5.700%, 01/11/25 (144A)	200,000	212,250
CIMPOR Financial Operations B.V. 5.750%, 07/17/24 (144A)	410,000	347,290
Masco Corp. 6.500%, 08/15/32	8,000	9,787
7.750%, 08/01/29	94,000	126,053
Union Andina de Cementos S.A.A. 5.875%, 10/30/21 (144A)	450,000	467,325

		1,870,739

Chemicals—1.0%
Air Liquide Finance S.A. 1.375%, 09/27/19 (144A)	305,000	300,853
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A) (a)	200,000	208,760
Chemours Co. (The) 6.625%, 05/15/23	25,000	26,438
Hexion, Inc. 7.875%, 02/15/23 (d) (e)	899,000	458,490
9.200%, 03/15/21 (d) (e)	1,910,000	1,031,400
Incitec Pivot Finance LLC 6.000%, 12/10/19 (144A)	80,000	85,496
INVISTA Finance LLC 4.250%, 10/15/19 (144A)	305,000	314,211
Israel Chemicals, Ltd. 4.500%, 12/02/24 (144A)	380,000	389,777
Kraton Polymers LLC / Kraton Polymers Capital Corp. 10.500%, 04/15/23 (144A)	880,000	1,016,400
Mexichem S.A.B. de C.V. 5.875%, 09/17/44 (144A)	280,000	280,420
OCP S.A. 4.500%, 10/22/25 (144A)	405,000	408,118
6.875%, 04/25/44 (144A)	245,000	275,966

		4,796,329

Commercial Services—0.0%
RR Donnelley & Sons Co. 7.000%, 02/15/22	20,000	20,925

Computers—0.3%
Dell International LLC / EMC Corp.
6.020%, 06/15/26 (144A)	165,000	181,749
8.100%, 07/15/36 (144A)	210,000	263,949
8.350%, 07/15/46 (144A)	150,000	193,587
Hewlett Packard Enterprise Co. 6.350%, 10/15/45	160,000	169,100
Western Digital Corp. 7.375%, 04/01/23 (144A)	435,000	477,956

		1,286,341

Cosmetics/Personal Care—0.0%
Avon Products, Inc. 8.950%, 03/15/43	40,000	35,650

Diversified Financial Services—1.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, 07/01/22	150,000	160,759
Ally Financial, Inc. 4.125%, 02/13/22	4,325,000	4,433,125
BOC Aviation Ltd. 3.000%, 03/30/20	200,000	201,187
International Lease Finance Corp. 5.875%, 08/15/22	150,000	169,344
Jefferies Group LLC 6.250%, 01/15/36	175,000	190,762
Navient Corp. 5.000%, 10/26/20	2,085,000	2,163,187
5.500%, 01/25/23 (a)	555,000	564,019
5.625%, 08/01/33 (e)	975,000	814,417
5.875%, 10/25/24	40,000	40,712
Quicken Loans, Inc. 5.750%, 05/01/25 (144A)	125,000	129,063
Springleaf Finance Corp. 7.750%, 10/01/21	165,000	184,594
8.250%, 10/01/23	65,000	72,638

		9,123,807

Electric—0.8%
AES Corp. 4.875%, 05/15/23	670,000	682,563
DPL, Inc. 6.750%, 10/01/19	52,000	54,340
EDP Finance B.V. 2.000%, 04/22/25 (EUR)	100,000	116,076
Electricite de France S.A. 4.125%, 01/22/22 (EUR) (c)	300,000	361,490
Emgesa S.A. E.S.P 8.750%, 01/25/21 (144A) (COP)	1,210,000,000	413,911
Empresas Publicas de Medellin E.S.P. 8.375%, 02/01/21 (144A) (COP)	1,610,000,000	543,678

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Engie Energia Chile S.A. 5.625%, 01/15/21 (144A)	250,000	$272,592
Gas Natural Fenosa Finance B.V. 3.375%, 04/24/24 (EUR) (c)	300,000	349,471
Greenko Investment Co. 4.875%, 08/16/23	200,000	194,531
Perusahaan Listrik Negara PT 5.250%, 10/24/42 (144A)	220,000	220,000
Transelec S.A. 4.250%, 01/14/25 (144A)	460,000	475,745

		3,684,397

Engineering & Construction—0.0%
Sydney Airport Finance Co. Pty, Ltd. 3.375%, 04/30/25 (144A)	40,000	39,899

Food—0.4%
BRF S.A. 7.750%, 05/22/18 (144A) (BRL)	480,000	141,266
Danone S.A. 1.691%, 10/30/19 (144A)	225,000	223,203
SUPERVALU, Inc. 6.750%, 06/01/21 (a)	1,415,000	1,386,700

		1,751,169

Forest Products & Paper—0.1%
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A)	400,000	414,242

Gas—0.1%
China Resources Gas Group, Ltd. 4.500%, 04/05/22 (144A)	200,000	212,138
NGL Energy Partners L.P. / NGL Energy Finance Corp. 6.125%, 03/01/25 (144A)	200,000	183,000
7.500%, 11/01/23 (144A)	40,000	39,450

		434,588

Healthcare-Services—1.9%
HCA, Inc. 7.050%, 12/01/27	80,000	89,600
7.500%, 11/06/33	5,060,000	5,724,125
7.580%, 09/15/25	375,000	430,312
7.750%, 07/15/36	1,420,000	1,604,600
Tenet Healthcare Corp. 5.000%, 03/01/19	215,000	225,774
6.875%, 11/15/31	910,000	837,200

		8,911,611

Holding Companies-Diversified—0.0%
Alfa S.A.B. de CV 6.875%, 03/25/44	200,000	218,000

Home Builders—0.4%
K Hovnanian Enterprises, Inc. 5.000%, 11/01/21 (e)	700,000	652,750
TRI Pointe Group, Inc. 4.875%, 07/01/21	1,355,000	1,426,138
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, 06/15/19	30,000	30,726

		2,109,614

Home Furnishings—0.1%
Arcelik A/S 5.000%, 04/03/23 (144A)	300,000	304,471

Housewares—0.0%
Newell Brands, Inc. 4.000%, 12/01/24	150,000	155,839

Insurance—0.5%
AIA Group, Ltd. 3.200%, 03/11/25 (144A)	200,000	198,220
Allianz SE 2.241%, 07/07/45 (EUR) (c)	200,000	229,548
Assicurazioni Generali S.p.A. 4.125%, 05/04/26 (EUR)	200,000	246,899
Forethought Financial Group, Inc. 8.625%, 04/15/21 (144A) (e)	820,000	932,966
Genworth Holdings, Inc. 4.800%, 02/15/24	75,000	61,875
4.900%, 08/15/23	55,000	45,650
Old Mutual plc 8.000%, 06/03/21 (GBP)	280,000	420,920
Old Republic International Corp. 4.875%, 10/01/24	175,000	187,191

		2,323,269

Internet—0.1%
Baidu, Inc. 3.250%, 08/06/18	600,000	607,154

Iron/Steel—0.3%
United States Steel Corp. 6.650%, 06/01/37	85,000	76,500
7.375%, 04/01/20	235,000	254,129
7.500%, 03/15/22 (a)	290,000	297,250
Vale S.A. 5.625%, 09/11/42 (a)	690,000	655,500

		1,283,379

Machinery-Diversified—0.0%
Cleaver-Brooks, Inc. 8.750%, 12/15/19 (144A)	65,000	67,031

Media—0.6%
COX Communications, Inc. 4.800%, 02/01/35 (144A)	5,000	4,890

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
DISH DBS Corp. 5.000%, 03/15/23	160,000	$164,000
5.875%, 11/15/24	570,000	608,173
Grupo Televisa S.A.B. 5.000%, 05/13/45	205,000	197,206
7.250%, 05/14/43 (MXN)	6,000,000	259,885
Myriad International Holdings B.V. 4.850%, 07/06/27 (144A)	230,000	230,575
6.000%, 07/18/20 (144A)	200,000	216,000
Time Warner Cable LLC 4.500%, 09/15/42	45,000	42,817
5.250%, 07/15/42 (GBP)	115,000	178,820
5.500%, 09/01/41	30,000	32,240
Viacom, Inc. 4.375%, 03/15/43	10,000	8,889
5.250%, 04/01/44	135,000	135,192
5.850%, 09/01/43	50,000	53,995
Virgin Media Finance plc 4.500%, 01/15/25 (144A) (EUR)	160,000	190,426
Ziggo Bond Finance B.V. 6.000%, 01/15/27 (144A)	175,000	176,969
Ziggo Secured Finance B.V. 5.500%, 01/15/27 (144A)	150,000	153,187

		2,653,264

Mining—0.6%
Corp. Nacional del Cobre de Chile 4.500%, 09/16/25 (144A)	445,000	473,876
Freeport-McMoRan, Inc. 3.875%, 03/15/23 (a)	945,000	878,850
5.400%, 11/14/34	85,000	76,288
5.450%, 03/15/43	895,000	771,758
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A)	435,000	463,275
Hecla Mining Co. 6.875%, 05/01/21	320,000	332,000

		2,996,047

Multi-National—0.4%
Asian Development Bank 0.875%, 10/05/18	655,000	650,535
Banco Latinoamericano de Comercio Exterior S.A. 3.250%, 05/07/20 (144A)	280,000	287,000
International Bank for Reconstruction & Development 2.500%, 03/12/20 (AUD)	500,000	386,742
International Finance Corp. 7.800%, 06/03/19 (INR)	29,000,000	465,535

		1,789,812

Oil & Gas—1.9%
Antero Resources Corp. 5.125%, 12/01/22	155,000	155,338
5.375%, 11/01/21	70,000	70,700

Oil & Gas—(Continued)
BP Capital Markets plc 3.216%, 11/28/23	175,000	177,724
California Resources Corp. 8.000%, 12/15/22 (144A) (a)	545,000	344,712
Chesapeake Energy Corp. 4.875%, 04/15/22 (a)	2,145,000	1,994,850
5.750%, 03/15/23	130,000	117,000
6.125%, 02/15/21	200,000	196,000
6.625%, 08/15/20 (a)	75,000	75,188
Cimarex Energy Co. 4.375%, 06/01/24	675,000	707,567
Continental Resources, Inc. 3.800%, 06/01/24 (a)	180,000	164,812
4.500%, 04/15/23	195,000	186,225
5.000%, 09/15/22	35,000	34,344
Cosan Luxembourg S.A. 5.000%, 03/14/23 (144A)	200,000	197,750
Noble Energy, Inc. 5.625%, 05/01/21	127,000	130,640
Oasis Petroleum, Inc. 6.875%, 01/15/23 (a)	45,000	43,538
Petrobras Global Finance B.V. 4.375%, 05/20/23	545,000	513,935
6.250%, 12/14/26 (GBP)	200,000	264,646
Petroleos Mexicanos 5.625%, 01/23/46	265,000	234,922
7.470%, 11/12/26 (MXN)	5,600,000	275,206
Raizen Fuels Finance S.A. 5.300%, 01/20/27 (144A)	200,000	202,750
Range Resources Corp. 4.875%, 05/15/25	130,000	123,500
5.000%, 08/15/22 (144A)	190,000	186,675
5.000%, 03/15/23 (144A) (a)	115,000	112,412
Sinopec Group Overseas Development, Ltd. 2.375%, 04/12/20 (144A)	300,000	300,152
Tengizchevroil Finance Co. International, Ltd. 4.000%, 08/15/26 (144A)	200,000	192,604
Thai Oil PCL 3.625%, 01/23/23 (144A)	350,000	358,498
Whiting Petroleum Corp. 5.000%, 03/15/19	370,000	367,687
5.750%, 03/15/21 (a)	160,000	150,400
YPF S.A. 8.750%, 04/04/24 (144A) (a)	590,000	672,541
16.500%, 05/09/22 (144A) (ARS)	5,400,000	324,642

		8,876,958

Oil & Gas Services—0.1%
FTS International, Inc. 6.250%, 05/01/22	85,000	68,850
Oceaneering International, Inc. 4.650%, 11/15/24	575,000	567,065

		635,915

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—0.4%
Owens-Brockway Glass Container, Inc. 5.375%, 01/15/25 (144A)	1,230,000	$1,311,487
Sealed Air Corp. 4.875%, 12/01/22 (144A)	10,000	10,650
5.500%, 09/15/25 (144A)	280,000	305,900
Silgan Holdings, Inc. 3.250%, 03/15/25 (144A) (EUR)	100,000	116,644

		1,744,681

Pharmaceuticals—1.0%
AbbVie, Inc. 2.500%, 05/14/20	4,330,000	4,380,197
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36 (a)	155,000	182,182

		4,562,379

Pipelines—0.6%
Enbridge Energy Partners L.P. 7.375%, 10/15/45	215,000	273,808
Enbridge, Inc. 2.900%, 07/15/22	125,000	124,750
EnLink Midstream Partners L.P. 4.150%, 06/01/25	230,000	227,128
MPLX L.P. 4.500%, 07/15/23	10,000	10,616
4.875%, 06/01/25	40,000	42,416
ONEOK Partners L.P. 6.200%, 09/15/43	10,000	11,487
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	440,000	471,903
5.500%, 04/15/23	95,000	98,325
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.750%, 03/15/24	530,000	569,750
Transcontinental Gas Pipe Line Co. LLC 7.850%, 02/01/26	560,000	720,470
Transportadora de Gas del Sur S.A. 9.625%, 05/14/20 (144A)	263,674	288,723

		2,839,376

Real Estate—0.2%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	215,000	211,197
Vonovia Finance B.V. 1.500%, 06/10/26 (EUR)	500,000	568,893

		780,090

Real Estate Investment Trusts—0.4%
iStar, Inc. 4.875%, 07/01/18	70,000	70,440
5.000%, 07/01/19	1,730,000	1,747,300

		1,817,740

Retail—1.2%
J.C. Penney Corp., Inc. 7.625%, 03/01/97 (a)	155,000	105,400
New Albertsons, Inc. 7.450%, 08/01/29	5,740,000	5,567,800
8.000%, 05/01/31	225,000	222,750
TRU Taj LLC / TRU Taj Finance, Inc. 12.000%, 08/15/21 (144A) (a)	92,000	85,790

		5,981,740

Semiconductors—0.1%
Micron Technology, Inc. 5.250%, 08/01/23 (144A)	170,000	176,545
5.500%, 02/01/25	104,000	109,720

		286,265

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 5.000%, 11/15/25 (144A)	180,000	193,275

Software—0.1%
Nuance Communications, Inc. 1.000%, 12/15/35 (a)	595,000	573,431

Telecommunications—2.1%
America Movil S.A.B. de C.V. 2.125%, 03/10/28 (EUR)	235,000	272,950
CenturyLink, Inc. 6.875%, 01/15/28	45,000	44,663
7.600%, 09/15/39	475,000	441,750
7.650%, 03/15/42	185,000	171,819
Cincinnati Bell, Inc. 7.000%, 07/15/24 (144A) (a)	170,000	177,684
Colombia Telecomunicaciones S.A. E.S.P. 5.375%, 09/27/22 (144A)	250,000	254,375
KT Corp. 2.500%, 07/18/26 (144A)	210,000	198,553
Level 3 Communications, Inc. 5.750%, 12/01/22	60,000	62,250
Level 3 Financing, Inc. 5.625%, 02/01/23	380,000	395,200
Millicom International Cellular S.A. 4.750%, 05/22/20 (144A)	225,000	230,204
MTN Mauritius Investments, Ltd. 4.755%, 11/11/24 (144A)	400,000	385,480
Qwest Capital Funding, Inc. 7.750%, 02/15/31	1,445,000	1,373,155
Sprint Capital Corp. 6.875%, 11/15/28	1,250,000	1,389,462
8.750%, 03/15/32	350,000	441,000
Sprint Communications, Inc. 7.000%, 08/15/20	1,500,000	1,650,000
11.500%, 11/15/21	2,000,000	2,560,000

		10,048,545

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—0.0%
FedEx Corp. 1.000%, 01/11/23 (EUR)	130,000	$149,310

Total Corporate Bonds & Notes (Cost $97,293,742)		103,706,876

Foreign Government—6.7%

Banks—0.0%
Korea Development Bank (The) 4.500%, 11/22/19 (AUD)	200,000	159,120

Diversified Financial Services—0.1%
CPPIB Capital, Inc. 0.375%, 06/20/24 (144A) (EUR)	250,000	281,276

Provincial—0.6%
Province of Ontario Canada 1.875%, 05/21/20	3,000,000	2,995,815

Sovereign—6.0%
Argentine Bonos del Tesoro 15.500%, 10/17/26 (ARS)	5,300,000	366,683
18.200%, 10/03/21 (ARS)	5,250,000	347,621
21.200%, 09/19/18 (ARS)	5,065,000	325,532
Argentine Republic Government International Bonds 6.875%, 04/22/21	150,000	160,500
7.125%, 06/28/17 (144A)	360,000	326,700
7.625%, 04/22/46 (a)	530,000	542,455
Bonos de la Tesoreria de la Republica en pesos 4.500%, 03/01/21 (CLP)	225,000,000	354,605
Brazil Notas do Tesouro Nacional 10.000%, 01/01/19 (BRL)	1,000,000	291,752
10.000%, 01/01/21 (BRL)	6,815,000	1,960,467
10.000%, 01/01/25 (BRL)	2,635,000	738,421
Brazilian Government International Bonds 8.500%, 01/05/24 (BRL)	350,000	105,172
Canadian Government Bonds 1.750%, 09/01/19 (CAD)	2,360,000	1,843,686
Chile Government International Bonds 3.125%, 01/21/26	200,000	203,990
5.500%, 08/05/20 (CLP)	130,000,000	207,557
Colombia Government International Bonds 3.875%, 04/25/27 (a)	200,000	201,800
Colombian TES 7.500%, 08/26/26 (COP)	1,880,000,000	659,037
Dominican Republic International Bonds 5.500%, 01/27/25 (144A)	530,000	547,225
5.950%, 01/25/27 (144A)	185,000	193,325
8.625%, 04/20/27 (144A) (f)	200,000	237,414
Export-Import Bank of Korea 3.000%, 05/22/18 (144A) (NOK)	1,700,000	206,700
France Government Bond OAT 4.250%, 10/25/23 (EUR)	1,110,000	1,595,344

Sovereign—(Continued)
Hungary Government International Bonds 5.750%, 11/22/23 (a)	410,000	468,812
Indonesia Government International Bonds 2.875%, 07/08/21 (144A) (EUR)	220,000	269,390
4.125%, 01/15/25 (144A) (a)	200,000	206,216
4.750%, 01/08/26 (144A)	200,000	214,671
Indonesia Treasury Bonds 7.000%, 05/15/22 (IDR)	9,800,000,000	744,881
8.250%, 07/15/21 (IDR)	14,200,000,000	1,121,936
8.375%, 03/15/24 (IDR)	5,900,000,000	480,598
11.500%, 09/15/19 (IDR)	2,901,000,000	239,204
Kommunalbanken AS 1.750%, 09/15/20 (144A)	200,000	199,647
Mexican Bonos 6.500%, 06/10/21 (MXN)	7,621,100	418,291
7.500%, 06/03/27 (MXN)	27,430,400	1,590,650
10.000%, 11/20/36 (MXN)	21,416,700	1,536,433
Mexico Government International Bonds 4.000%, 03/15/15 (EUR)	100,000	101,149
4.125%, 01/21/26	335,000	348,233
New Zealand Government Bonds 3.000%, 09/20/30 (NZD) (f)	1,195,000	1,022,515
5.000%, 03/15/19 (NZD)	1,015,000	779,764
Norwegian Government Bonds 2.000%, 05/24/23 (144A) (NOK)	5,567,000	695,565
Romanian Government International Bonds 2.875%, 05/26/28 (144A) (EUR)	125,000	147,200
Russian Federal Bonds - OFZ 7.500%, 02/27/19 (RUB)	20,000,000	337,099
8.150%, 02/03/27 (RUB)	22,000,000	388,110
South Africa Government Bonds 7.000%, 02/28/31 (ZAR)	10,810,000	675,859
Spain Government Bonds 0.750%, 07/30/21 (EUR)	390,000	457,665
1.600%, 04/30/25 (144A) (EUR)	180,000	212,926
4.300%, 10/31/19 (144A) (EUR)	640,000	807,553
4.400%, 10/31/23 (144A) (EUR)	525,000	736,509
Sweden Government Bonds 5.000%, 12/01/20 (SEK)	2,650,000	371,796
Thailand Government Bonds 2.125%, 12/17/26 (THB)	25,000,000	707,808
Turkey Government Bonds 11.000%, 03/02/22 (TRY)	1,240,000	359,124
United Kingdom Gilt 2.000%, 09/07/25 (GBP)	875,000	1,223,806
Uruguay Government International Bonds 9.875%, 06/20/22 (144A) (UYU)	5,075,000	183,749

		28,463,145

Total Foreign Government (Cost $32,753,529)		31,899,356

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Convertible Bonds—1.4%

Security Description	Principal Amount*	Value

Apparel—0.0%
Iconix Brand Group, Inc. 1.500%, 03/15/18	115,000	$111,334

Chemicals—0.0%
RPM International, Inc. 2.250%, 12/15/20 (a)	20,000	23,600

Home Builders—0.1%
CalAtlantic Group, Inc. 0.250%, 06/01/19	70,000	66,238
KB Home 1.375%, 02/01/19	345,000	368,934

		435,172

Insurance—0.5%
Old Republic International Corp. 3.750%, 03/15/18 (a)	1,790,000	2,265,469

Internet—0.1%
Priceline Group, Inc. (The) 0.900%, 09/15/21	595,000	681,275

Media—0.2%
DISH Network Corp. 3.375%, 08/15/26	735,000	891,187

Miscellaneous Manufacturing—0.0%
Trinity Industries, Inc. 3.875%, 06/01/36	45,000	56,391

Oil & Gas—0.0%
Chesapeake Energy Corp. 5.500%, 09/15/26	15,000	14,025

Semiconductors—0.5%
Intel Corp. 3.250%, 08/01/39	1,155,000	1,908,638
Rovi Corp. 0.500%, 03/01/20 (a)	485,000	476,209

		2,384,847

Telecommunications—0.0%
CalAmp Corp. 1.625%, 05/15/20	5,000	5,094
Ciena Corp. 3.750%, 10/15/18	20,000	26,925

		32,019

Total Convertible Bonds (Cost $5,263,109)		6,895,319

U.S. Treasury & Government Agencies—0.4%
Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—0.4%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/22 (f)	1,115,950	1,110,624
U.S. Treasury Notes 1.500%, 08/15/26	380,000	355,493
1.750%, 11/30/21	355,000	354,071

Total U.S. Treasury & Government Agencies (Cost $1,843,728)		1,820,188

Municipals—0.2%
Tobacco Settlement Financing Corp. 6.706%, 06/01/46 (Cost $984,747)	985,000	860,870

Mortgage-Backed Securities—0.1%

Commercial Mortgage-Backed Securities—0.1%
GS Mortgage Securities Trust 5.979%, 08/10/45 (c)	27,974	28,198
Institutional Mortgage Securities Canada, Inc. 2.616%, 07/12/47 (144A) (CAD)	555,000	430,592

Total Mortgage-Backed Securities (Cost $544,750)		458,790

Convertible Preferred Stocks—0.1%

Aerospace & Defense—0.0%
Arconic, Inc. 5.375%, 10/01/17	1,115	39,917

Oil, Gas & Consumable Fuels—0.1%
Chesapeake Energy Corp. 5.000%, 12/31/49	694	43,028
5.750%, 12/31/49 (144A)	20	11,500
5.750%, 12/31/49	393	243,660
5.750%, 12/31/49 (144A) (Callable)	17	10,062

		308,250

Total Convertible Preferred Stocks (Cost $302,565)		348,167

Floating Rate Loan (g)—0.0%

Multi-Utilities—0.0%
PowerTeam Services LLC 2nd Lien Term Loan, 8.546%, 11/06/20 (Cost $60,000)	60,000	59,100

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Short-Term Investments—2.2%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $6,230,843 on 07/03/17, collateralized by $6,365,000 U.S. Treasury Note at 1.125% due 06/15/18 with a value of $6,359,730.	6,230,781	$6,230,781

U.S. Treasury—0.9%
U.S. Treasury Bills 0.772%, 07/13/17 (a) (h)	1,000,000	999,785
1.001%, 10/05/17 (h)	3,380,000	3,371,043

		4,370,828

Total Short-Term Investments (Cost $10,601,538)		10,601,609

Securities Lending Reinvestments (i)—6.6%

Certificates of Deposit—2.8%
ABN AMRO Bank NV
Zero Coupon, 09/05/17	248,954	249,475
Bank of Montreal 1.130%, 07/07/17	500,000	499,995
Bank of Montreal Chicago 1.276%, 09/06/17 (c)	500,000	500,092
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	201,851	200,222
1.602%, 11/16/17 (c)	1,000,000	1,000,976
BNP Paribas New York 1.524%, 08/04/17 (c)	1,000,000	1,000,119
Canadian Imperial Bank 1.630%, 10/27/17 (c)	300,000	300,338
Chiba Bank, Ltd., New York 1.170%, 07/11/17	1,000,000	999,988
Credit Suisse AG New York 1.366%, 10/06/17 (c)	500,000	500,124
DNB NOR Bank ASA 1.412%, 07/28/17 (c)	100,000	100,013
KBC Bank NV 1.220%, 07/26/17	1,100,000	1,100,000
Mitsubishi UFJ Trust and Banking Corp. 1.401%, 09/01/17 (c)	300,000	300,182
Mizuho Bank, Ltd., New York 1.397%, 10/11/17 (c)	200,000	199,993
1.610%, 08/02/17 (c)	200,000	200,061
National Australia Bank London 1.480%, 11/09/17 (c)	1,100,000	1,100,891
Norinchukin Bank New York 1.584%, 08/21/17 (c)	1,500,000	1,500,553
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (c)	1,400,000	1,399,873
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (c)	500,000	499,963
1.377%, 10/11/17 (c)	200,000	200,141
1.466%, 10/26/17 (c)	500,000	500,128
1.552%, 08/16/17 (c)	100,000	100,030

Certificates of Deposit—(Continued)
Toronto Dominion Bank New York 1.467%, 03/13/18 (c)	1,000,000	1,000,743
UBS, Stamford 1.722%, 07/31/17 (c)	100,102	100,057
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (c)	100,000	100,089

		13,654,046

Commercial Paper—1.0%
Barton Capital S.A. 1.210%, 07/10/17	1,495,261	1,499,511
Commonwealth Bank Australia 1.391%, 03/01/18	1,000,000	1,000,779
ING Funding LLC 1.277%, 11/13/17 (c)	500,000	499,964
LMA S.A. & LMA Americas 1.170%, 07/20/17	249,301	249,841
Sheffield Receivables Co. 1.190%, 07/28/17	1,495,339	1,498,590
Westpac Banking Corp. 1.506%, 10/20/17 (c)	200,000	200,199

		4,948,884

Repurchase Agreements—2.0%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $854,520 on 07/03/17, collateralized by $889,461 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $871,533.	854,443	854,443
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $1,011,875 on 10/02/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $1,500,138 on 07/03/17, collateralized by $1,494,235 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $1,530,000.	1,500,000	1,500,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $1,800,180 on 07/03/17, collateralized by $1,830,120 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $1,836,006.	1,800,000	1,800,000

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (i)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $750,581 on 07/03/17, collateralized by $163 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $833,868.	750,000	$750,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $400,042 on 07/03/17, collateralized by $360,673 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $408,266.	400,000	400,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $101,620 on 10/02/17, collateralized by various Common Stock with a value of $110,000.	100,000	100,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,007,648 on 10/02/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $2,000,197 on 07/03/17, collateralized by $3,003,526 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $2,040,000.	2,000,000	2,000,000

		9,404,443

Time Deposits—0.8%
Australia New Zealand Bank 1.150%, 07/03/17	1,000,000	1,000,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	1,000,000	1,000,000
Shinkin Central Bank 1.330%, 07/25/17	1,200,000	1,200,000
Standard Chartered plc 1.200%, 07/03/17	700,000	700,000

		3,900,000

Total Securities Lending Reinvestments (Cost $31,902,201)		31,907,373

Total Investments—106.0% (Cost $417,996,949) (j)		507,210,212
Other assets and liabilities (net)—(6.0)%		(28,760,911)

Net Assets—100.0%		$478,449,301

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $30,518,952 and the collateral received consisted of cash in the amount of $31,895,253. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent 0.3% of net assets.
(e)	Illiquid security. As of June 30, 2017, these securities represent 0.8% of net assets.
(f)	Principal amount of security is adjusted for inflation.
(g)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	The rate shown represents current yield to maturity.
(i)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(j)	As of June 30, 2017, the aggregate cost of investments was $417,996,949. The aggregate unrealized appreciation and depreciation of investments were $94,978,822 and $(5,765,559), respectively, resulting in net unrealized appreciation of $89,213,263.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $33,466,312, which is 7.0% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(THB)—	Thai Baht
(TRY)—	Turkish Lira
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

Country Diversification as of June 30, 2017 (Unaudited)	% of Net Assets
United States	60.3
Switzerland	4.8
United Kingdom	4.2
China	4.0
France	2.9
Sweden	2.8
Hong Kong	2.6
Canada	2.6
Mexico	1.4
Brazil	1.3

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	9,785,000	Morgan Stanley & Co.	09/20/17	USD	11,022,411	$198,527
GBP	545,000	UBS AG	09/21/17	USD	696,505	15,026
JPY	1,274,000,000	Credit Suisse International	09/20/17	USD	11,631,463	(266,798)

Contracts to Deliver
AUD	716,000	Credit Suisse International	09/20/17	USD	538,497	(11,291)
BRL	11,345,000	Bank of America N.A.	09/20/17	USD	3,390,109	18,588
CAD	1,455,000	UBS AG	09/20/17	USD	1,079,325	(44,036)
EUR	425,000	Morgan Stanley & Co.	09/20/17	USD	481,906	(5,462)
EUR	225,000	Morgan Stanley & Co.	09/20/17	USD	253,460	(4,558)
IDR	18,200,000,000	Credit Suisse International	09/20/17	USD	1,355,680	2,520
MXN	46,000,000	UBS AG	09/20/17	USD	2,493,657	(10,568)
NOK	1,065,000	UBS AG	09/20/17	USD	125,603	(2,153)
NZD	2,430,000	Credit Suisse International	09/20/17	USD	1,747,685	(30,516)
SEK	3,275,000	UBS AG	09/20/17	USD	377,559	(12,867)
ZAR	9,695,000	UBS AG	09/20/17	USD	754,880	23,299

Cross Currency Contracts to Buy
EUR	615,509	Credit Suisse International	09/20/17	NOK	5,900,000	(1,920)

Net Unrealized Depreciation						$(132,209)

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(SEK)—	Swedish Krona
(ZAR)—	South African Rand

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$8,266,062	$9,247,837	$—	$17,513,899
Banks	17,240,678	—	—	17,240,678
Beverages	—	5,961,655	—	5,961,655
Building Products	—	9,384,037	—	9,384,037
Capital Markets	23,841,209	6,367,866	—	30,209,075
Chemicals	19,287,693	—	—	19,287,693
Energy Equipment & Services	1,826,797	—	—	1,826,797
Food Products	1,643,336	12,440,963	—	14,084,299
Health Care Equipment & Supplies	8,172,834	—	—	8,172,834
Health Care Providers & Services	10,471,409	—	—	10,471,409
Hotels, Restaurants & Leisure	12,299,611	—	—	12,299,611
Household Durables	8,751,588	—	—	8,751,588
Household Products	5,648,929	—	—	5,648,929
Industrial Conglomerates	13,431,982	—	—	13,431,982
Insurance	2,377,752	22,156,161	—	24,533,913
Internet & Direct Marketing Retail	14,908,543	—	—	14,908,543
Internet Software & Services	49,114,675	—	—	49,114,675
IT Services	13,129,771	4,179,412	—	17,309,183
Life Sciences Tools & Services	5,946,608	—	—	5,946,608
Machinery	—	7,198,839	—	7,198,839
Media	8,736,139	—	—	8,736,139
Oil, Gas & Consumable Fuels	4,060,365	—	—	4,060,365
Semiconductors & Semiconductor Equipment	6,087,394	—	—	6,087,394
Specialty Retail	—	6,472,419	—	6,472,419
Total Common Stocks	235,243,375	83,409,189	—	318,652,564
Corporate Bonds & Notes
Advertising	—	83,519	—	83,519
Aerospace/Defense	—	660,620	—	660,620
Agriculture	—	214,240	—	214,240
Airlines	—	2,983,219	—	2,983,219
Auto Manufacturers	—	3,344,186	—	3,344,186
Auto Parts & Equipment	—	1,668,176	—	1,668,176
Banks	—	8,910,289	—	8,910,289
Beverages	—	475,345	—	475,345
Building Materials	—	1,870,739	—	1,870,739
Chemicals	—	3,306,439	1,489,890	4,796,329
Commercial Services	—	20,925	—	20,925
Computers	—	1,286,341	—	1,286,341

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Cosmetics/Personal Care	$—	$35,650	$—	$35,650
Diversified Financial Services	—	9,123,807	—	9,123,807
Electric	—	3,684,397	—	3,684,397
Engineering & Construction	—	39,899	—	39,899
Food	—	1,751,169	—	1,751,169
Forest Products & Paper	—	414,242	—	414,242
Gas	—	434,588	—	434,588
Healthcare-Services	—	8,911,611	—	8,911,611
Holding Companies-Diversified	—	218,000	—	218,000
Home Builders	—	2,109,614	—	2,109,614
Home Furnishings	—	304,471	—	304,471
Housewares	—	155,839	—	155,839
Insurance	—	2,323,269	—	2,323,269
Internet	—	607,154	—	607,154
Iron/Steel	—	1,283,379	—	1,283,379
Machinery-Diversified	—	67,031	—	67,031
Media	—	2,653,264	—	2,653,264
Mining	—	2,996,047	—	2,996,047
Multi-National	—	1,789,812	—	1,789,812
Oil & Gas	—	8,876,958	—	8,876,958
Oil & Gas Services	—	635,915	—	635,915
Packaging & Containers	—	1,744,681	—	1,744,681
Pharmaceuticals	—	4,562,379	—	4,562,379
Pipelines	—	2,839,376	—	2,839,376
Real Estate	—	780,090	—	780,090
Real Estate Investment Trusts	—	1,817,740	—	1,817,740
Retail	—	5,981,740	—	5,981,740
Semiconductors	—	286,265	—	286,265
Shipbuilding	—	193,275	—	193,275
Software	—	573,431	—	573,431
Telecommunications	—	10,048,545	—	10,048,545
Transportation	—	149,310	—	149,310
Total Corporate Bonds & Notes	—	102,216,986	1,489,890	103,706,876
Total Foreign Government*	—	31,899,356	—	31,899,356
Total Convertible Bonds*	—	6,895,319	—	6,895,319
Total U.S. Treasury & Government Agencies*	—	1,820,188	—	1,820,188
Total Municipals	—	860,870	—	860,870
Total Mortgage-Backed Securities*	—	458,790	—	458,790
Convertible Preferred Stocks
Aerospace & Defense	39,917	—	—	39,917
Oil, Gas & Consumable Fuels	—	308,250	—	308,250
Total Convertible Preferred Stocks	39,917	308,250	—	348,167
Total Floating Rate Loan*	—	59,100	—	59,100
Total Short-Term Investments*	—	10,601,609	—	10,601,609
Total Securities Lending Reinvestments*	—	31,907,373	—	31,907,373
Total Investments	$235,283,292	$270,437,030	$1,489,890	$507,210,212

Collateral for Securities Loaned (Liability)	$—	$(31,895,253)	$—	$(31,895,253)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$257,960	$—	$257,960
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(390,169)	—	(390,169)
Total Forward Contracts	$—	$(132,209)	$—	$(132,209)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2017 is not presented.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$507,210,212
Cash	1,274
Cash denominated in foreign currencies (c)	1,198,786
Unrealized appreciation on forward foreign currency exchange contracts	257,960
Receivable for:
Investments sold	3,919,926
Fund shares sold	225,840
Dividends and interest	2,749,885

Total Assets	515,563,883
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	390,169
Collateral for securities loaned	31,895,253
Payables for:
Investments purchased	3,852,024
Fund shares redeemed	252,146
Foreign taxes	16,307
Accrued Expenses:
Management fees	277,133
Distribution and service fees	66,472
Deferred trustees’ fees	156,318
Other expenses	208,760

Total Liabilities	37,114,582

Net Assets	$478,449,301

Net Assets Consist of:
Paid in surplus	$375,392,918
Undistributed net investment income	4,074,145
Accumulated net realized gain	9,901,853
Unrealized appreciation on investments and foreign currency transactions (d)	89,080,385

Net Assets	$478,449,301

Net Assets
Class A	$157,383,597
Class B	321,065,704
Capital Shares Outstanding*
Class A	9,472,966
Class B	19,478,123
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.61
Class B	16.48

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $417,996,949.
(b)	Includes securities loaned at value of $30,518,952.
(c)	Identified cost of cash denominated in foreign currencies was $1,190,536.
(d)	Includes foreign capital gains tax of $16,307.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$2,682,888
Interest (b)	4,105,567
Securities lending income	118,098

Total investment income	6,906,553
Expenses
Management fees	1,626,668
Administration fees	7,459
Custodian and accounting fees	64,633
Distribution and service fees—Class B	391,628
Audit and tax services	31,924
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	22,990
Insurance	1,573
Miscellaneous	12,751

Total expenses	2,204,328
Less broker commission recapture	(4,748)

Net expenses	2,199,580

Net Investment Income	4,706,973

Net Realized and Unrealized Gain
Net realized gain on:
Investments	10,042,183
Foreign currency transactions	171,428

Net realized gain	10,213,611

Net change in unrealized appreciation on:
Investments (c)	41,249,297
Foreign currency transactions	80,376

Net change in unrealized appreciation	41,329,673

Net realized and unrealized gain	51,543,284

Net Increase in Net Assets From Operations	$56,250,257

(a)	Net of foreign withholding taxes of $126,924.
(b)	Net of foreign withholding taxes of $13,380.
(c)	Includes change in foreign capital gains tax of $(13,656).

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,706,973	$9,781,911
Net realized gain (loss)	10,213,611	(523,809)
Net change in unrealized appreciation	41,329,673	12,632,750

Increase in net assets from operations	56,250,257	21,890,852

From Distributions to Shareholders
Net investment income
Class A	(2,514,083)	(2,900,456)
Class B	(4,426,752)	(5,178,793)
Net realized capital gains
Class A	(670,422)	(4,774,901)
Class B	(1,385,766)	(9,907,256)

Total distributions	(8,997,023)	(22,761,406)

Decrease in net assets from capital share transactions	(18,304,864)	(22,289,990)

Total increase (decrease) in net assets	28,948,370	(23,160,544)

Net Assets
Beginning of period	449,500,931	472,661,475

End of period	$478,449,301	$449,500,931

Undistributed net investment income
End of period	$4,074,145	$6,308,007

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	146,105	$2,358,281	175,896	$2,607,531
Reinvestments	192,069	3,184,505	530,432	7,675,357
Redemptions	(565,519)	(9,111,604)	(1,390,095)	(20,787,212)

Net decrease	(227,345)	$(3,568,818)	(683,767)	$(10,504,324)

Class B
Sales	480,716	$7,597,918	1,896,722	$27,940,815
Reinvestments	353,130	5,812,518	1,049,830	15,086,049
Redemptions	(1,764,677)	(28,146,482)	(3,702,329)	(54,812,530)

Net decrease	(930,831)	$(14,736,046)	(755,777)	$(11,785,666)

Decrease derived from capital shares transactions		$(18,304,864)		$(22,289,990)

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.02		$15.07	$15.12	$14.92	$13.06	$11.42

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.34	0.27	0.29	0.35	0.36
Net realized and unrealized gain (loss) on investments	1.76		0.38	(0.04)	0.26	1.87	1.59

Total from investment operations	1.93		0.72	0.23	0.55	2.22	1.95

Less Distributions
Distributions from net investment income	(0.27)		(0.29)	(0.28)	(0.35)	(0.36)	(0.31)
Distributions from net realized capital gains	(0.07)		(0.48)	0.00	0.00	0.00	0.00

Total distributions	(0.34)		(0.77)	(0.28)	(0.35)	(0.36)	(0.31)

Net Asset Value, End of Period	$16.61		$15.02	$15.07	$15.12	$14.92	$13.06

Total Return (%) (b)	12.87	(c)	5.03	1.47	3.76	17.34	17.24

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	(d)	0.78	0.78	0.78	0.78	0.79
Ratio of net investment income to average net assets (%)	2.20	(d)	2.30	1.76	1.91	2.53	2.93
Portfolio turnover rate (%)	17	(c)	38	40	45	59	33
Net assets, end of period (in millions)	$157.4		$145.7	$156.5	$171.1	$181.4	$173.7

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.89		$14.94	$14.99	$14.80	$12.95	$11.33

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.30	0.23	0.25	0.31	0.33
Net realized and unrealized gain (loss) on investments	1.74		0.38	(0.04)	0.25	1.86	1.58

Total from investment operations	1.89		0.68	0.19	0.50	2.17	1.91

Less Distributions
Distributions from net investment income	(0.23)		(0.25)	(0.24)	(0.31)	(0.32)	(0.29)
Distributions from net realized capital gains	(0.07)		(0.48)	0.00	0.00	0.00	0.00

Total distributions	(0.30)		(0.73)	(0.24)	(0.31)	(0.32)	(0.29)

Net Asset Value, End of Period	$16.48		$14.89	$14.94	$14.99	$14.80	$12.95

Total Return (%) (b)	12.71	(c)	4.78	1.23	3.47	17.13	16.93

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	(d)	1.03	1.03	1.03	1.03	1.04
Ratio of net investment income to average net assets (%)	1.94	(d)	2.05	1.51	1.65	2.26	2.67
Portfolio turnover rate (%)	17	(c)	38	40	45	59	33
Net assets, end of period (in millions)	$321.1		$303.8	$316.2	$344.4	$352.9	$242.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value (“NAV”) to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign

BHFTI-21

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustment, broker commission recapture, real estate investment trust (“REIT”) adjustments, contingent payment debt instrument adjustments, convertible preferred stock and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of June 30, 2017, the Portfolio had no when-issued and delayed-delivery securities.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

BHFTI-23

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $6,230,781. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $9,404,443. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned

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Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(20,286,464)	$—	$—	$—	$(20,286,464)
Convertible Bonds	(2,126,766)	—	—	—	(2,126,766)
Corporate Bonds & Notes	(7,260,251)	—	—	—	(7,260,251)
Foreign Government	(1,199,036)	—	—	—	(1,199,036)
U.S. Treasury	(1,022,736)	—	—	—	(1,022,736)
Total	$(31,895,253)	$—	$—	$—	$(31,895,253)
Total Borrowings	$(31,895,253)	$—	$—	$—	$(31,895,253)
Gross amount of recognized liabilities for securities lending transactions					$(31,895,253)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$257,960	Unrealized depreciation on forward foreign currency exchange contracts	$390,169

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$18,588	$—	$—	$18,588
Credit Suisse International	2,520	(2,520)	—	—
Morgan Stanley & Co.	198,527	(10,020)	—	188,507
UBS AG	38,325	(38,325)	—	—

	$257,960	$(50,865)	$—	$207,095

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Credit Suisse International	$310,525	$(2,520)	$—	$308,005
Morgan Stanley & Co.	10,020	(10,020)	—	—
UBS AG	69,624	(38,325)	—	31,299

	$390,169	$(50,865)	$—	$339,304

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$138,003

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$33,257

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$40,106,141

‡	Averages are based on activity levels during the period.

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Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$4,097,910	$72,091,020	$8,419,403	$97,149,149

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$1,626,668	0.700%	First $ 500 million
	0.650%	$ 500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$8,079,249	$8,434,726	$14,682,157	$—	$22,761,406	$8,434,726

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$7,124,530	$1,913,229	$46,908,025	$—	$55,945,784

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-29

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
27,232,299	699,435	1,808,435

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	27,849,951	1,890,218
Robert Boulware	27,838,061	1,902,108
Susan C. Gause	27,853,462	1,886,707
Nancy Hawthorne	27,864,705	1,875,465
Barbara A. Nugent	27,859,374	1,880,795
John Rosenthal	27,847,460	1,892,709
Linda B. Strumpf	27,828,939	1,911,230
Dawn M. Vroegop	27,801,818	1,938,351

BHFTI-30

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 7.96%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.27%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equity prices started 2017 strong, mainly driven by solid employment figures and expectations of pro-growth policies including regulatory reductions, infrastructure spending, and tax reform. Equities erased some gains in March and April as investors started to question the likelihood and timing of the U.S. Congress passing these business-friendly policies. In addition there were growing concerns around geopolitical risks such as the French presidential election, war in Syria and North Korean missile tests which contributed to the sell-offs. In April, global equities resumed the upward march as Macron’s victory as the new French president relieved concerns of another populist victory and strong economic figures and solid earnings reports reinforced the move. A disappointing U.S. Consumer Price Index (CPI) report briefly interrupted the move, but the drop was short-lived as bullish comments from central bankers on upcoming monetary policies restored investor’s optimism in the global economy and pushed equity markets higher.

The U.S. equity market performed well, with the major indices up for the six months ending in June. Large-capitalization stocks, as represented by the S&P 500 Index, returned 9.3%, and outperformed mid and small capitalization stocks, as represented by S&P Mid Cap 400 Index and Russell 2000 Index, which returned 6.0% and 5.0%, respectively. Developed markets international equities, represented by the MSCI EAFE Index, reached an all-time high, and closed the period up 13.8%. U.S. fixed income asset prices, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.3% driven by falling interest rates and tightening credit spreads.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is composed of two segments. The first segment (the “Base Sleeve”) is approximately 75% of the Portfolio’s assets and invests in a variety of the Brighthouse Funds Trust II index portfolios to achieve and maintain a broad asset allocation of approximately 40% fixed income and 35% equity. The Investment Committee of Brighthouse Investment Advisers, LLC manages the asset allocation of the Base Sleeve. The second segment (the “Overlay Sleeve”) is approximately 25% of the Portfolio’s assets. The Overlay Sleeve invests in equity derivatives used to keep the Portfolio’s volatility level within a desired range by changing the Portfolio’s total equity exposure; interest rate derivatives used to increase duration exposure; and cash and money market instruments which served as the collateral for derivative instruments.

The Portfolio utilized a quantitative model to rebalance the Portfolio risk based on market signals driven by realized equity price volatility. The Portfolio targeted an equity contribution to volatility within an 8% to 12% band, subject to a maximum equity allocation of 70%. The Portfolio began the period with low realized volatility at 6.5% and full equity allocation. Volatility remained below the lower band for the entire period, hitting a low in mid-April of 4.7%.

The Portfolio benefited by the Overlay Sleeve’s volatility management process as low realized volatility kept the equity allocation above the benchmark weight during the equity rally for the period. The interest rate overlay (an interest rate swap on the 10-year U.S. Treasury) also had a positive impact to Portfolio returns and outperformed the benchmark due to a greater exposure to interest rates, relative to the index, as interest rates fell during the period.

Derivatives were a significant component of the Portfolio, which used both equity futures and interest rate swaps to manage total market exposures. Equity futures may be used to either increase or decrease equity exposure. The Portfolio used S&P 500 e-mini and S&P 400 e-mini contracts from the Chicago Mercantile Exchange and the Russell 2000 mini and mini MSCI EAFE contracts from the Intercontinental Exchange. The futures contracts were held in proportion with the Base Sleeve equity exposure to represent a broad market exposure. During the first half year of 2017, equity futures were used to increase equity allocations. The exposure from the equity derivatives in this period’s broadly rising equity markets environment contributed to overall Portfolio performance. Interest rate swaps were used to add additional diversification and balance the sources of risk in the Portfolio. The interest rate swaps added to Portfolio returns as U.S. swap rates fell during the period. During the period, both the equity futures and the interest rate swaps facilitated the total Portfolio return by providing a cost-effective and liquid access to the desired market exposures.

As of June 30, 2017, the Portfolio was allocated 69.3% to equity and 38.9% to fixed income.

BHFTI-1

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The equity exposure was distributed across domestic and international equity indices as follows: 35.5% in U.S. Large Cap as represented by the S&P 500 Index, 9.2% in U.S. Mid Cap as represented by the S&P Mid Cap 400 Index, 3.5% in U.S. Small Cap as represented by the Russell 2000 Index, and 21.3% in foreign equity as represented by the MSCI EAFE Index. The fixed income exposure was invested in an index portfolio that tracks the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	Since Inception[2]
MetLife Multi-Index Targeted Risk Portfolio
Class B	7.96	9.05	7.43
Dow Jones Moderate Index	7.27	10.35	7.54

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 11/5/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
MetLife Aggregate Bond Index Portfolio (Class A)	38.9
MetLife Stock Index Portfolio (Class A)	18.3
MetLife MSCI EAFE Index Portfolio (Class A)	10.8
MetLife Mid Cap Stock index Portfolio (Class A)	4.6
MetLife Russell 2000 Index Portfolio (Class A)	1.8

Top Sectors

% of Net Assets
Mutual Funds	74.4
Cash and Cash Equivalents	25.7

BHFTI-3

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class B(a)	Actual	0.64%	$1,000.00	$1,079.60	$3.30
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—74.4% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—74.4%
MetLife Aggregate Bond Index Portfolio (Class A) (a)	68,648,499	$740,030,823
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	4,785,092	88,428,497
MetLife MSCI EAFE Index Portfolio (Class A) (a)	15,412,475	205,140,038
MetLife Russell 2000 Index Portfolio (Class A) (a)	1,656,268	33,340,681
MetLife Stock Index Portfolio (Class A) (a)	7,267,010	348,671,128

Total Mutual Funds (Cost $1,382,638,486)		1,415,611,167

Short-Term Investments—25.7%

Discount Notes—17.5%
Fannie Mae 0.649%, 07/05/17 (b)	21,500,000	21,498,796
0.757%, 07/19/17 (b)	6,000,000	5,997,336
Federal Home Loan Bank 0.749%, 07/07/17 (b)	9,000,000	8,999,001
0.771%, 07/12/17 (b)	38,000,000	37,990,500
0.783%, 07/17/17 (b)	35,000,000	34,986,385
0.796%, 07/14/17 (b)	16,000,000	15,995,104
0.808%, 07/25/17 (b)	18,000,000	17,989,002
0.812%, 07/19/17 (b)	10,000,000	9,995,560
0.834%, 07/26/17 (b)	16,000,000	15,989,776
0.852%, 08/02/17 (b)	7,500,000	7,493,625
0.893%, 08/04/17 (b)	7,000,000	6,993,651
0.896%, 07/18/17 (b)	31,000,000	30,987,073
0.906%, 08/03/17 (b)	4,000,000	3,996,488
0.909%, 07/21/17 (b)	52,000,000	51,974,000
0.925%, 08/09/17 (b)	14,700,000	14,684,595
0.929%, 08/15/17 (b) (c)	17,000,000	16,979,294
0.935%, 08/11/17 (b) (c)	29,000,000	28,967,955
0.939%, 08/16/17 (b)	2,000,000	1,997,506

		333,515,647

U.S. Treasury—8.1%
U.S. Treasury Bills 0.544%, 07/20/17 (b)	30,000,000	29,988,930
0.657%, 08/03/17 (b) (d)	55,000,000	54,959,630
0.952%, 10/19/17 (b)	35,000,000	34,891,780
0.954%, 08/31/17 (b)	1,000,000	998,488
0.986%, 10/26/17 (b)	33,000,000	32,890,341

		153,729,169

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $917,268 on 07/03/17, collateralized by $940,000 Federal Home Loan Bank zero coupon due 11/03/17 with a value of $936,480.	917,259	917,259

Total Short-Term Investments (Cost $488,186,323)		488,162,075

Total Investments—100.1% (Cost $1,870,824,809) (e)		1,903,773,242
Other assets and liabilities (net)—(0.1)%		(1,826,236)

Net Assets—100.0%		$1,901,947,006

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $26,211,845.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2017, the market value of securities pledged was $28,179,301.
(e)	As of June 30, 2017, the aggregate cost of investments was $1,870,824,809. The aggregate unrealized appreciation and depreciation of investments were $53,243,231 and $(20,294,798), respectively, resulting in net unrealized appreciation of $32,948,433.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
MSCI EAFE Index Mini Futures	09/15/17	2,106	USD	199,248,913	$(274,033)
Russell 2000 Index Mini Futures	09/15/17	464	USD	33,007,225	(195,464)
S&P 500 Index E-Mini Futures	09/15/17	2,691	USD	326,731,640	(999,545)
S&P Midcap 400 Index E-Mini Futures	09/15/17	491	USD	86,273,092	(539,582)

Net Unrealized Depreciation					$(2,008,624)

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	2.160%	09/05/27	USD	81,000,000	$(1,200,047)
Pay	3M LIBOR	2.230%	07/19/27	USD	81,000,000	(408,644)
Pay	3M LIBOR	2.340%	08/03/27	USD	81,000,000	350,178
Pay	3M LIBOR	2.370%	04/04/27	USD	82,000,000	604,829
Pay	3M LIBOR	2.400%	05/10/27	USD	80,000,000	787,959
Pay	3M LIBOR	2.610%	06/15/27	USD	81,000,000	2,612,328

Net Unrealized Appreciation						$2,746,603

(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,415,611,167	$—	$—	$1,415,611,167
Short-Term Investments
Discount Notes	—	333,515,647	—	333,515,647
U.S. Treasury	—	153,729,169	—	153,729,169
Repurchase Agreement	—	917,259	—	917,259
Total Short-Term Investments	—	488,162,075	—	488,162,075
Total Investments	$1,415,611,167	$488,162,075	$—	$1,903,773,242

Futures Contracts
Futures Contracts (Unrealized Depreciation)	(2,008,624)	—	—	(2,008,624)
Total Futures Contracts	$(2,008,624)	$—	$—	$(2,008,624)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$4,355,294	$—	$4,355,294
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,608,691)	—	(1,608,691)
Total Centrally Cleared Swap Contracts	$—	$2,746,603	$—	$2,746,603

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a)	$488,162,075
Affiliated investments at value (b)	1,415,611,167
Cash	213
Receivable for:
Affiliated investments sold	99,796
Fund shares sold	59,662
Variation margin on futures contracts	252,125

Total Assets	1,904,185,038
Liabilities
Payables for:
Fund shares redeemed	297,390
Variation margin on centrally cleared swap contracts	1,090,355
Accrued Expenses:
Management fees	271,577
Distribution and service fees	393,819
Deferred trustees’ fees	86,492
Other expenses	98,399

Total Liabilities	2,238,032

Net Assets	$1,901,947,006

Net Assets Consist of:
Paid in surplus	$1,778,402,575
Undistributed net investment income	32,005,746
Accumulated net realized gain	57,852,273
Unrealized appreciation on investments, affiliated investments, futures contracts and swap contracts	33,686,412

Net Assets	$1,901,947,006

Net Assets
Class B	$1,901,947,006
Capital Shares Outstanding*
Class B	153,468,701
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $488,186,323.
(b)	Identified cost of affiliated investments was $1,382,638,486.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$34,751,705
Interest	1,546,926

Total investment income	36,298,631
Expenses
Management fees	1,579,181
Administration fees	15,720
Custodian and accounting fees	26,649
Distribution and service fees—Class B	2,302,984
Audit and tax services	17,613
Legal	18,481
Trustees’ fees and expenses	26,453
Shareholder reporting	6,448
Insurance	1,511
Miscellaneous	5,087

Total expenses	4,000,127

Net Investment Income	32,298,504

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(1,308)
Affiliated investments	4,621,727
Futures contracts	53,871,046
Swap contracts	(23,084,672)
Capital gain distributions from Affiliated Underlying Portfolios	16,574,450

Net realized gain	51,981,243

Net change in unrealized appreciation (depreciation) on:
Investments	(5,592)
Affiliated investments	22,118,434
Futures contracts	4,340,355
Swap contracts	30,467,071

Net change in unrealized appreciation	56,920,268

Net realized and unrealized gain	108,901,511

Net Increase in Net Assets From Operations	$141,200,015

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,298,504	$25,352,301
Net realized gain	51,981,243	73,486,189
Net change in unrealized appreciation (depreciation)	56,920,268	(23,012,709)

Increase in net assets from operations	141,200,015	75,825,781

From Distributions to Shareholders
Net investment income
Class B	(27,987,343)	(22,095,549)
Net realized capital gains
Class B	(50,966,424)	0

Total distributions	(78,953,767)	(22,095,549)

Increase in net assets from capital share transactions	38,837,852	291,970,232

Total increase in net assets	101,084,100	345,700,464

Net Assets
Beginning of period	1,800,862,906	1,455,162,442

End of period	$1,901,947,006	$1,800,862,906

Undistributed net investment income
End of period	$32,005,746	$27,694,585

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	4,226,548	$52,931,546	31,098,722	$363,158,593
Reinvestments	6,336,578	78,953,767	1,878,873	22,095,549
Redemptions	(7,480,728)	(93,047,461)	(7,857,256)	(93,283,910)

Net increase	3,082,398	$38,837,852	25,120,339	$291,970,232

Increase derived from capital shares transactions		$38,837,852		$291,970,232

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$11.97		$11.62	$12.24	$11.24	$10.16	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.22		0.18	0.18	0.14	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	0.74		0.32	(0.31)	0.90	1.26	0.17

Total from investment operations	0.96		0.50	(0.13)	1.04	1.32	0.16

Less Distributions
Distributions from net investment income	(0.19)		(0.15)	(0.15)	0.00	(0.03)	0.00
Distributions from net realized capital gains	(0.35)		0.00	(0.34)	(0.04)	(0.21)	0.00

Total distributions	(0.54)		(0.15)	(0.49)	(0.04)	(0.24)	0.00

Net Asset Value, End of Period	$12.39		$11.97	$11.62	$12.24	$11.24	$10.16

Total Return (%) (c)	7.96	(d)	4.36	(1.21)	9.26	12.94	1.60	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.43	(f)	0.43	0.44	0.47	0.54	9.45	(f)
Net ratio of expenses to average net assets (%) (e)	0.43	(f)	0.43	0.44	0.47 (g)	0.54 (g)	0.60	(f)(g)
Ratio of net investment income (loss) to average net assets (%) (h)	1.61	(f)(i)	1.50	1.44	1.21	0.50	(0.57	)(f)
Portfolio turnover rate (%)	2	(d)	4	0 (j)	1	0 (j)	0	(d)(k)
Net assets, end of period (in millions)	$1,901.9		$1,800.9	$1,455.2	$953.3	$485.1	$23.9

(a)	Commencement of operations was November 5, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(i)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.
(j)	Rounds to less than 1%.
(k)	There were no long term sale transactions during the period ended December 31, 2012.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value (“NAV”) on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-10

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to swap transactions and distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

BHFTI-11

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

At June 30, 2017, the Portfolio had investments in repurchase agreements with a gross value of $917,259, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from

BHFTI-12

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$4,355,294	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$1,608,691
Equity			Unrealized depreciation on futures contracts (a) (c)	2,008,624

Total		$4,355,294		$3,617,315

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$—	$53,871,046	$53,871,046
Swap contracts	(23,084,672)	—	(23,084,672)

	$(23,084,672)	$53,871,046	$30,786,374

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$—	$4,340,355	$4,340,355
Swap contracts	30,467,071	—	30,467,071

	$30,467,071	$4,340,355	$34,807,426

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$320,767
Swap contracts	486,000,000

‡	Averages are based on activity levels during the year.

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Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$67,582,832	$0	$31,958,403

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by MIA) for the six months ended June 30, 2017	% per annum	Average Daily Net Assets of the Overlay Portion
$1,162,086	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the six months ended June 30, 2017	% per annum	Average Daily Net Assets of the Base Portion
$417,095	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIA an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets
0.200%	First $250 million
0.185%	$250 million to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2017 were $454,771.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

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Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2017 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
MetLife Aggregate Bond Index Portfolio	65,214,856	3,435,975	(2,332)	68,648,499
MetLife Mid Cap Stock Index Portfolio	4,614,630	367,423	(196,961)	4,785,092
MetLife MSCI EAFE Index Portfolio	15,984,973	418,308	(990,806)	15,412,475
MetLife Russell 2000 Index Portfolio	1,634,097	88,891	(66,720)	1,656,268
MetLife Stock Index Portfolio	7,230,266	332,602	(295,858)	7,267,010

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2017
MetLife Aggregate Bond Index Portfolio	$(1,795)	$—	$21,462,920	$740,030,823
MetLife Mid Cap Stock Index Portfolio	503,468	5,522,756	1,211,556	88,428,497
MetLife MSCI EAFE Index Portfolio	675,708	—	5,484,371	205,140,038
MetLife Russell 2000 Index Portfolio	92,484	1,323,612	403,521	33,340,681
MetLife Stock Index Portfolio	3,351,862	9,728,082	6,189,337	348,671,128

	$4,621,727	$16,574,450	$34,751,705	$1,415,611,167

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-16

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$22,095,549	$29,829,837	$—	$17,121,920	$22,095,549	$46,951,757

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$52,629,901	$25,801,372	$(17,060,759)	$—	$61,370,514

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2016 the Portfolio utilized $6,123,832 of accumulated capital losses.

As of December 31, 2016, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

11. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-17

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
135,678,009	5,679,329	9,613,275

To Approve a Subadvisory Agreement between the Manager and MetLife Investment Advisors, LLC

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
134,924,825	5,959,658	10,086,130

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	139,334,944	11,635,669
Robert Boulware	139,491,330	11,479,283
Susan C. Gause	139,544,049	11,426,565
Nancy Hawthorne	139,591,337	11,379,276
Barbara A. Nugent	139,543,663	11,426,950
John Rosenthal	139,324,570	11,646,043
Linda B. Strumpf	139,346,464	11,624,149
Dawn M. Vroegop	139,356,665	11,613,948

BHFTI-18

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the MFS Research International Portfolio returned 16.55%, 16.42%, and 16.46%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI All Country World ex-U.S. Index2, returned 13.81% and 14.10%, respectively.

MARKET ENVIRONMENT/CONDITIONS

For the first time in many years, markets are experiencing synchronized global economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the first half of 2017), helped by some larger economies (i.e., Brazil and Russia) emerging from recessions. At the same time, developed market (“DM”) economies continued to grow at or above potential. Market confidence increased in the U.S. after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting U.S. equities and corporate bond performance. While global inflation faded during the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The U.S. Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank (the “ECB”) appears set on announcing Quantitative Easing (“QE”) tapering in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted (along with central banks) by the decline in fears of a populist wave in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the more constructive political economic backdrop.

The headwind of a stronger U.S. dollar faded during the period while U.S. consumer spending held up well amid a modest increase in real wages and relatively low gasoline prices. Demand for autos tapered off from near-record territory at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement, a positive indicator of global economic activity and prospects. Receding fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM, helped EM markets resume their upward trajectory, powered by strong inflows throughout the first half of 2017.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio outperformed its benchmark during the first half of 2017. Strong stock selection in the Materials sector was a primary contributor to performance relative to the MSCI EAFE Index led by an overweight position in paint and specialty chemicals manufacturer Akzo Nobel (Netherlands).

A combination of strong stock selection and, to a lesser extent, an overweight allocation to the Information Technology sector also bolstered relative returns. Within this sector, the Portfolio’s positions in online and mobile commerce company Alibaba Group (China) and microchip and electronics manufacturer Samsung Electronics (South Korea) aided relative performance.

Security selection in both the Consumer Discretionary and Financials sectors further helped relative results. Within the Consumer Discretionary sector, the Portfolio’s avoidance of car maker Toyota Motors (Japan) and a position in restaurants and fast food chains operator Yum China (China) aided relative performance. Within the Financials sector, the Portfolio’s position in banking firm HDFC Bank (India), and overweight positions in banking and financial services firm Intesa Sanpaolo (Italy) and insurance company AIA Group (Hong Kong) bolstered relative returns.

Individual stocks that benefited relative returns included not owning shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and an overweight position in pharmaceutical company Bayer (Germany).

Stock selection in the Industrials sector held back relative results led by overweight positions in information management solutions provider Brambles (Australia) and household fixture manufacturer Toto (Japan). Security selection in the Energy sector also weakened relative returns. Here, an overweight position in oil and natural gas producer Eni (Italy) and holdings of independent oil and gas exploration firm Cairn Energy (United Kingdom) detracted from relative returns.

Elsewhere, not owning shares of consumer goods company Unilever (United Kingdom) hurt relative performance. Additionally, the Portfolio’s holdings of financial services firm Element Fleet Management (Canada) and overweight positions in advertising and marketing firm WPP Group (United Kingdom), automotive lighting systems manufacturer Koito Manufacturing (Japan) and financial group Barclays (United Kingdom) also dampened relative returns.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Towards the end of the period we witnessed a moderation in the outperformance of cyclical names that had persisted since the second half of 2016 in Industrial Goods & Services. Many of the heavy equipment businesses that sell into commodity-sensitive sectors suffered as key commodity prices pulled back on growing concerns around the reflation narrative. The impact of top-down macro forces

BHFTI-1

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

are significant in this sector but our positioning in the higher quality business models with sustainable earnings profiles helped dampen macro related volatility.

Retailing has been the source of much disruption as consumers are experiencing a huge shift in how they buy their products. Traditional brick and mortar fashion and food retail formats are witnessing more and more competition from online players. We remained highly selective to seek businesses where we believe the disintermediation or disruption risk is lower because there already is a significant online presence or the businesses are just not suitable for online.

The Consumer Staples sector performed broadly in line with the market, but the story remained one of lacklustre price inflation in developed markets and minimal sales growth in emerging markets, pushing management to focus on self-help and M&A for margin improvement and access to growth categories. The market is factoring in some earnings accretion from on-going deals, and renewed focus on margin improvement and shareholder returns. At the end of the period, the Portfolio held a modest underweight position within Consumer Staples.

In Energy, oil prices started the period on stronger footing, however, by the end of the period it had fallen back, as evidence of sustained inventory draws failed to mount, U.S. shale production began to rise faster than anticipated, and Organization of Petroleum Exporting Countries (“OPEC”) commitment to production cuts came into focus with a decision not to deepen quota restrictions at the May meeting. During the period, oil-leveraged names performed poorly, particularly the oilfield services subsector.

In Financials, European banks performed remarkably well over the period. Comments from the ECB and ECB President, Mario Draghi, that the quantitative easing actions they took have probably been effective, raised the prospect that the program will either be curtailed or scaled back. This in turn opened the door for interest rates to normalize over the medium term, benefitting the banks. While we do not forecast rates nor do we position the Portfolio on the basis of where interest rates might be heading, in the event the resumption of credit growth and rates becoming a tail wind would benefit earnings of better capitalized banks owned in the Portfolio. Our bank positions are based on their clean balance sheets and strong capital positions and not based on a view of the direction of interest rates.

In Healthcare, our investment thesis remained intact at the end of the period, and our positioning and views were largely unchanged. We remained confident in the names owned in the Portfolio, which in our view, consisted of durable businesses trading at relatively attractive valuations.

Within Information Technology, low expectations from tech specialists were coming into 2017 on a slowdown in demand for smartphone units and moribund demand for personal computers, which accounted for around 60% of semiconductor demand. As the year progressed, expectations increased as investors recognized internet companies had become better appreciated for their sustainable long term growth and the winner-take-all aspects of these businesses. Semiconductors performed well as evidenced by surprisingly high demand for memory, driven by hyperscale and data centers.

In Telecommunications, the Portfolio’s exposure continued to be dominated by Japanese holdings.

Jose Luis Garcia

Thomas Melendez

Victoria Higley

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI AC WORLD (EX-U.S.) INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	16.55	19.49	7.57	1.54
Class B	16.42	19.27	7.31	1.28
Class E	16.46	19.29	7.43	1.38
MSCI EAFE Index	13.81	20.27	8.69	1.03
MSCI AC World (ex-U.S.) Index	14.10	20.45	7.22	1.13

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

2 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Nestle S.A.	3.6
Roche Holding AG	3.1
Bayer AG	2.8
Novartis AG	2.3
Schneider Electric SE	2.0
UBS Group AG	2.0
AIA Group, Ltd.	1.8
Reckitt Benckiser Group plc	1.7
Danone S.A.	1.7
Akzo Nobel NV	1.7

Top Countries

% of Net Assets
Japan	18.4
Switzerland	15.8
United Kingdom	13.2
Germany	8.5
France	8.4
United States	5.5
Australia	3.9
Hong Kong	3.5
Italy	3.3
Spain	2.1

BHFTI-3

Brighthouse Funds Trust I

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.68%	$1,000.00	$1,165.50	$3.65
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class B(a)	Actual	0.93%	$1,000.00	$1,164.20	$4.99
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

Class E(a)	Actual	0.83%	$1,000.00	$1,164.60	$4.45
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Australia—3.9%
AMP, Ltd.	3,599,387	$14,343,917
APA Group	1,385,418	9,757,138
Brambles, Ltd.	3,058,133	22,870,770
Caltex Australia, Ltd.	378,409	9,183,281
Oil Search, Ltd.	1,902,602	9,974,991
Orica, Ltd.	682,455	10,834,082

		76,964,179

Austria—0.5%
Erste Group Bank AG (a)	265,982	10,202,588

Belgium—1.3%
KBC Groep NV	348,232	26,434,689

Brazil—0.5%
Ambev S.A. (ADR)	1,602,203	8,796,095

Canada—1.7%
Dollarama, Inc.	111,654	10,668,605
Enbridge, Inc. (b)	334,795	13,337,068
Ritchie Bros Auctioneers, Inc.	294,289	8,455,589

		32,461,262

China—1.8%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	105,975	14,931,877
China Resources Gas Group, Ltd.	3,154,424	10,793,086
JD.com, Inc. (ADR) (a)	239,498	9,393,112

		35,118,075

Denmark—0.4%
Jyske Bank A/S	137,335	7,960,242

France—8.4%
BNP Paribas S.A.	423,323	30,789,078
Danone S.A.	442,030	33,227,120
L’Oreal S.A.	125,543	26,165,433
Legrand S.A.	163,370	11,442,455
LVMH Moet Hennessy Louis Vuitton SE	98,550	24,722,442
Schneider Electric SE (a)	501,649	38,612,894

		164,959,422

Germany—8.5%
Bayer AG	430,101	55,648,206
GEA Group AG	454,704	18,659,069
Grand City Properties S.A.	758,696	15,207,854
LEG Immobilien AG	291,725	27,445,543
Linde AG	167,895	31,891,013
Scout24 AG	53,687	1,976,603
Symrise AG	226,804	16,069,836

		166,898,124

Hong Kong—3.5%
AIA Group, Ltd.	4,948,828	36,171,676
CLP Holdings, Ltd.	1,243,000	13,151,872
Esprit Holdings, Ltd. (a)	4,241,897	2,260,261

Hong Kong—(Continued)
Techtronic Industries Co., Ltd.	3,520,000	16,186,181

		67,769,990

India—0.8%
HDFC Bank, Ltd.	388,923	10,017,982
HDFC Bank, Ltd. (ADR) (b)	57,172	4,972,249

		14,990,231

Ireland—0.6%
Paddy Power Betfair plc	103,965	11,080,868

Israel—1.2%
Check Point Software Technologies, Ltd. (a)	126,125	13,757,715
Mellanox Technologies, Ltd. (a) (b)	240,916	10,431,663

		24,189,378

Italy—3.3%
Cerved Information Solutions S.p.A.	500,257	5,366,035
Enel S.p.A.	3,838,210	20,669,052
Eni S.p.A.	1,082,787	16,340,297
Intesa Sanpaolo S.p.A.	7,271,186	23,195,972

		65,571,356

Japan—18.4%
AEON Financial Service Co., Ltd.	1,112,899	23,602,758
Daikin Industries, Ltd.	246,600	25,220,380
Japan Tobacco, Inc.	653,431	22,966,635
KDDI Corp.	1,029,500	27,273,604
Koito Manufacturing Co., Ltd.	334,200	17,263,147
Kubota Corp.	1,634,800	27,549,056
Mitsui Fudosan Co., Ltd.	696,400	16,649,140
Nippon Paint Holdings Co., Ltd.	373,000	14,152,227
Nomura Research Institute, Ltd.	269,400	10,632,046
Ryohin Keikaku Co., Ltd.	37,600	9,397,947
Santen Pharmaceutical Co., Ltd.	1,705,600	23,165,055
Shionogi & Co., Ltd.	196,200	10,943,976
SoftBank Group Corp.	259,100	21,050,466
Sumitomo Mitsui Financial Group, Inc.	558,482	21,848,237
Sundrug Co., Ltd.	483,070	18,028,605
Terumo Corp.	241,700	9,527,941
TOTO, Ltd.	534,200	20,441,595
USS Co., Ltd.	1,262,100	25,108,819
Yamato Holdings Co., Ltd.	815,266	16,559,257

		361,380,891

Malaysia—0.4%
Malaysia Airports Holdings Bhd	3,875,300	7,727,991

Netherlands—1.8%
ABN AMRO Group NV	109,793	2,933,863
Akzo Nobel NV	373,525	32,426,048

		35,359,911

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Norway—0.9%
DNB ASA	1,045,130	$17,836,853

Portugal—0.7%
Galp Energia SGPS S.A.	911,978	13,852,201

South Africa—0.3%
Clicks Group, Ltd. (b)	465,970	4,990,258

South Korea—1.2%
NAVER Corp.	17,994	13,141,407
Samsung Electronics Co., Ltd.	5,063	10,504,624

		23,646,031

Spain—2.1%
Aena S.A.	39,128	7,645,386
Amadeus IT Group S.A.	304,146	18,194,612
Cellnex Telecom S.A.	719,847	14,881,987

		40,721,985

Sweden—1.0%
Com Hem Holding AB	566,559	7,881,464
Telefonaktiebolaget LM Ericsson - B Shares	1,637,522	11,810,510

		19,691,974

Switzerland—15.8%
Julius Baer Group, Ltd. (a)	341,545	18,000,075
Nestle S.A.	815,740	71,059,111
Novartis AG	531,910	44,419,253
Roche Holding AG	235,234	60,063,725
Schindler Holding AG (Participation Certificate)	97,579	20,654,923
Sika AG	2,932	18,874,671
Swiss Re AG	159,221	14,586,442
UBS Group AG (a)	2,263,250	38,420,143
Zurich Insurance Group AG	83,613	24,347,478

		310,425,821

Taiwan—1.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,951,468	20,140,642

Thailand—0.6%
Advanced Info Service PCL	2,286,900	11,949,507

United Kingdom—13.2%
Barclays plc	7,504,448	19,859,130
BP plc	4,173,678	24,111,576
Cairn Energy plc (a)	2,663,245	5,979,557
Croda International plc	445,147	22,534,784
GKN plc	5,464,858	23,229,326
Hiscox, Ltd.	855,561	14,124,316
Just Eat plc (a)	1,152,066	9,835,609
Lloyds Banking Group plc	29,352,003	25,334,503

United Kingdom—(Continued)
Reckitt Benckiser Group plc	334,883	33,978,090
RELX NV	1,423,560	29,293,664
Rio Tinto plc	545,590	23,004,084
Vodafone Group plc	2,331,630	6,616,677
WPP plc	964,236	20,287,560

		258,188,876

United States—5.2%
Aon plc (b)	145,311	19,319,098
Broadcom, Ltd.	48,667	11,341,844
Cognizant Technology Solutions Corp. - Class A	419,948	27,884,547
EPAM Systems, Inc. (a)	146,975	12,359,128
MasterCard, Inc. - Class A	183,295	22,261,178
Schlumberger, Ltd.	140,991	9,282,847

		102,448,642

Total Common Stocks (Cost $1,668,759,296)		1,941,758,082

Short-Term Investment—0.3%

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $6,587,745 on 07/03/17, collateralized by $6,720,000 U.S. Government Agency Obligations at 1.125% maturity dates ranging from 04/25/18 - 06/15/18, with a value of $6,724,366.	6,587,679	6,587,679

Total Short-Term Investments (Cost $6,587,679)		6,587,679

Securities Lending Reinvestments (c)—2.4%

Certificates of Deposit—1.2%
ABN AMRO Bank NV Zero Coupon, 09/05/17	1,493,726	1,496,850
Bank of Tokyo-Mitsubishi, Ltd. 1.602%, 11/16/17 (d)	2,000,000	2,001,952
Canadian Imperial Bank 1.630%, 10/27/17 (d)	250,000	250,281
Credit Industriel et Commercial 1.125%, 07/03/17	2,000,000	2,000,044
Credit Suisse AG New York 1.314%, 11/07/17 (d)	1,500,000	1,500,121
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	400,000	400,050
KBC Bank NV 1.220%, 07/27/17	5,500,000	5,500,000
Mizuho Bank, Ltd., New York 1.400%, 11/27/17 (d)	1,500,000	1,499,310

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
National Australia Bank London 1.480%, 11/09/17 (d)	1,000,000	$1,000,810
Natixis New York 1.287%, 11/13/17 (d)	1,000,000	999,890
Norinchukin Bank New York 1.687%, 07/12/17 (d)	1,000,000	1,000,121
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (d)	1,000,000	999,909
Sumitomo Mitsui Trust Bank, Ltd., New York 1.466%, 10/26/17 (d)	2,500,000	2,500,640
1.552%, 08/16/17 (d)	1,000,000	1,000,301
UBS, Stamford 1.722%, 07/31/17 (d)	200,204	200,114
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	750,000	750,671

		23,101,064

Commercial Paper—0.4%
Erste Abwicklungsanstalt 1.379%, 07/18/17 (d)	2,200,000	2,200,128
ING Funding LLC 1.277%, 11/13/17 (d)	500,000	499,964
Ridgefield Funding Co. LLC 1.180%, 07/31/17	2,991,150	2,996,781
Westpac Banking Corp. 1.506%, 10/20/17 (d)	1,500,000	1,501,495

		7,198,368

Repurchase Agreements—0.3%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $590,763 on 07/03/17, collateralized by $614,919 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $602,524.	590,710	590,710
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $505,938 on 10/02/17, collateralized by various Common Stock with a value of $550,000.	500,000	500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $400,037 on 07/03/17, collateralized by $398,463 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $408,000.	400,000	400,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $500,050 on 07/03/17, collateralized by $508,367 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $510,002.	500,000	500,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $2,752,131 on 07/03/17, collateralized by $598 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $3,057,515.	2,750,000	2,750,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $711,338 on 10/02/17, collateralized by various Common Stock with a value of $770,000.	700,000	700,000

		5,440,710

Time Deposits—0.5%
Australia New Zealand Bank 1.150%, 07/03/17	138,000	138,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	400,000	400,000
Nordea Bank New York 1.050%, 07/03/17	500,000	500,000
Shinkin Central Bank 1.330%, 07/25/17	7,350,000	7,350,000
Standard Chartered plc 1.200%, 07/03/17	1,100,000	1,100,000

		9,488,000

Total Securities Lending Reinvestments (Cost $45,222,672)		45,228,142

Total Investments—101.7% (Cost $1,720,569,647) (e)		1,993,573,903
Other assets and liabilities (net)—(1.7)%		(32,636,819)

Net Assets—100.0%		$1,960,937,084

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $41,796,589 and the collateral received consisted of cash in the amount of $45,213,791. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(e)	As of June 30, 2017, the aggregate cost of investments was $1,720,569,647. The aggregate unrealized appreciation and depreciation of investments were $322,472,147 and $(49,467,891), respectively, resulting in net unrealized appreciation of $273,004,256.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2017 (Unaudited)	% of Net Assets
Banks	10.3
Pharmaceuticals	9.9
Chemicals	7.5
Insurance	5.5
Food Products	5.3
Oil, Gas & Consumable Fuels	4.7
IT Services	4.7
Wireless Telecommunication Services	3.4
Machinery	3.4
Real Estate Management & Development	3.0

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$76,964,179	$—	$76,964,179
Austria	—	10,202,588	—	10,202,588
Belgium	—	26,434,689	—	26,434,689
Brazil	8,796,095	—	—	8,796,095
Canada	32,461,262	—	—	32,461,262
China	24,324,989	10,793,086	—	35,118,075
Denmark	—	7,960,242	—	7,960,242
France	—	164,959,422	—	164,959,422
Germany	—	166,898,124	—	166,898,124
Hong Kong	—	67,769,990	—	67,769,990
India	14,990,231	—	—	14,990,231
Ireland	—	11,080,868	—	11,080,868
Israel	24,189,378	—	—	24,189,378
Italy	—	65,571,356	—	65,571,356
Japan	—	361,380,891	—	361,380,891
Malaysia	—	7,727,991	—	7,727,991
Netherlands	—	35,359,911	—	35,359,911
Norway	—	17,836,853	—	17,836,853
Portugal	—	13,852,201	—	13,852,201
South Africa	—	4,990,258	—	4,990,258
South Korea	—	23,646,031	—	23,646,031
Spain	—	40,721,985	—	40,721,985
Sweden	—	19,691,974	—	19,691,974
Switzerland	—	310,425,821	—	310,425,821
Taiwan	—	20,140,642	—	20,140,642
Thailand	11,949,507	—	—	11,949,507
United Kingdom	—	258,188,876	—	258,188,876
United States	102,448,642	—	—	102,448,642
Total Common Stocks	219,160,104	1,722,597,978	—	1,941,758,082
Total Short-Term Investment*	—	6,587,679	—	6,587,679
Total Securities Lending Reinvestments*	—	45,228,142	—	45,228,142
Total Investments	$219,160,104	$1,774,413,799	$—	$1,993,573,903

Collateral for Securities Loaned (Liability)	$—	$(45,213,791)	$—	$(45,213,791)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MFS Research International Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,993,573,903
Cash denominated in foreign currencies (c)	2,114,864
Receivable for:
Investments sold	16,347,806
Fund shares sold	115,194
Dividends and interest	9,172,881

Total Assets	2,021,324,648

Liabilities
Collateral for securities loaned	45,213,791
Payables for:
Investments purchased	11,198,283
Fund shares redeemed	1,976,603
Foreign taxes	94,832
Accrued Expenses:
Management fees	1,032,186
Distribution and service fees	135,191
Deferred trustees’ fees	115,782
Other expenses	620,896

Total Liabilities	60,387,564

Net Assets	$1,960,937,084

Net Assets Consist of:
Paid in surplus	$1,873,523,171
Undistributed net investment income	25,724,140
Accumulated net realized loss	(211,235,302)
Unrealized appreciation on investments and foreign currency transactions (d)	272,925,075

Net Assets	$1,960,937,084

Net Assets
Class A	$1,308,336,640
Class B	644,174,164
Class E	8,426,280
Capital Shares Outstanding*
Class A	112,766,035
Class B	55,978,889
Class E	728,675
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.60
Class B	11.51
Class E	11.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,720,569,647.
(b)	Includes securities loaned at value of $41,796,589.
(c)	Identified cost of cash denominated in foreign currencies was $2,118,192.
(d)	Includes foreign capital gains tax of $94,431.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$34,715,463
Interest	2,859
Securities lending income	247,682

Total investment income	34,966,004

Expenses
Management fees	6,624,632
Administration fees	30,288
Custodian and accounting fees	217,112
Distribution and service fees—Class B	783,380
Distribution and service fees—Class E	6,097
Audit and tax services	25,244
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	64,730
Insurance	6,318
Miscellaneous	41,926

Total expenses	7,844,429
Less management fee waiver	(589,026)
Less broker commission recapture	(2,522)

Net expenses	7,252,881

Net Investment Income	27,713,123

Net Realized and Unrealized Gain
Net realized gain on:
Investments (b)	28,947,796
Foreign currency transactions	183,626

Net realized gain	29,131,422

Net change in unrealized appreciation on:
Investments (c)	235,892,342
Foreign currency transactions	337,882

Net change in unrealized appreciation	236,230,224

Net realized and unrealized gain	265,361,646

Net Increase in Net Assets From Operations	$293,074,769

(a)	Net of foreign withholding taxes of $3,949,106.
(b)	Net of foreign capital gains tax of $4,803.
(c)	Includes change in foreign capital gains tax of $94,431.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

MFS Research International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,713,123	$37,223,821
Net realized gain (loss)	29,131,422	(62,383,827)
Net change in unrealized appreciation	236,230,224	13,240,604

Increase (decrease) in net assets from operations	293,074,769	(11,919,402)

From Distributions to Shareholders
Net investment income
Class A	(25,561,765)	(27,293,206)
Class B	(11,140,246)	(12,317,440)
Class E	(154,784)	(166,089)

Total distributions	(36,856,795)	(39,776,735)

Decrease in net assets from capital share transactions	(114,513,009)	(33,277,675)

Total increase (decrease) in net assets	141,704,965	(84,973,812)

Net Assets
Beginning of period	1,819,232,119	1,904,205,931

End of period	$1,960,937,084	$1,819,232,119

Undistributed net investment income
End of period	$25,724,140	$34,867,812

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	723,299	$7,880,046	3,409,534	$33,694,404
Reinvestments	2,213,140	25,561,765	2,802,177	27,293,206
Redemptions	(9,449,485)	(106,903,008)	(5,633,341)	(57,554,729)

Net increase (decrease)	(6,513,046)	$(73,461,197)	578,370	$3,432,881

Class B
Sales	1,084,377	$11,696,469	3,185,293	$31,550,565
Reinvestments	972,098	11,140,246	1,275,097	12,317,440
Redemptions	(5,748,121)	(63,450,920)	(7,990,187)	(80,196,116)

Net decrease	(3,691,646)	$(40,614,205)	(3,529,797)	$(36,328,111)

Class E
Sales	22,487	$247,496	49,208	$480,185
Reinvestments	13,448	154,784	17,105	166,089
Redemptions	(76,022)	(839,887)	(103,131)	(1,028,719)

Net decrease	(40,087)	$(437,607)	(36,818)	$(382,445)

Decrease derived from capital shares transactions		$(114,513,009)		$(33,277,675)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.15		$10.46	$10.93	$12.01	$10.34	$9.03

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.21 (b)	0.22	0.34	0.23	0.25
Net realized and unrealized gain (loss) on investments	1.52		(0.29)	(0.35)	(1.13)	1.75	1.27

Total from investment operations	1.68		(0.08)	(0.13)	(0.79)	1.98	1.52

Less Distributions
Distributions from net investment income	(0.23)		(0.23)	(0.34)	(0.29)	(0.31)	(0.21)

Total distributions	(0.23)		(0.23)	(0.34)	(0.29)	(0.31)	(0.21)

Net Asset Value, End of Period	$11.60		$10.15	$10.46	$10.93	$12.01	$10.34

Total Return (%) (c)	16.55	(d)	(0.67)	(1.50)	(6.74)	19.58	16.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(e)	0.74	0.76	0.76	0.75	0.75
Net ratio of expenses to average net assets (%) (f)	0.68	(e)	0.68	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets (%)	2.99	(e)	2.11 (b)	1.95	2.89	2.08	2.59
Portfolio turnover rate (%)	14	(d)	37	35	28	34	36
Net assets, end of period (in millions)	$1,308.3		$1,211.1	$1,241.2	$1,332.2	$1,733.3	$1,800.5

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.06		$10.36	$10.83	$11.90	$10.25	$8.95

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.19 (b)	0.19	0.30	0.20	0.22
Net realized and unrealized gain (loss) on investments	1.50		(0.29)	(0.35)	(1.11)	1.73	1.26

Total from investment operations	1.65		(0.10)	(0.16)	(0.81)	1.93	1.48

Less Distributions
Distributions from net investment income	(0.20)		(0.20)	(0.31)	(0.26)	(0.28)	(0.18)

Total distributions	(0.20)		(0.20)	(0.31)	(0.26)	(0.28)	(0.18)

Net Asset Value, End of Period	$11.51		$10.06	$10.36	$10.83	$11.90	$10.25

Total Return (%) (c)	16.42	(d)	(0.88)	(1.77)	(6.95)	19.26	16.71

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(e)	0.99	1.01	1.01	1.00	1.00
Net ratio of expenses to average net assets (%) (f)	0.93	(e)	0.93	0.95	0.95	0.95	0.95
Ratio of net investment income to average net assets (%)	2.73	(e)	1.88 (b)	1.70	2.56	1.81	2.29
Portfolio turnover rate (%)	14	(d)	37	35	28	34	36
Net assets, end of period (in millions)	$644.2		$600.3	$654.6	$708.9	$824.6	$774.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.11		$10.41	$10.89	$11.96	$10.30	$8.99

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.20 (b)	0.20	0.31	0.21	0.23
Net realized and unrealized gain (loss) on investments	1.51		(0.29)	(0.36)	(1.11)	1.74	1.27

Total from investment operations	1.66		(0.09)	(0.16)	(0.80)	1.95	1.50

Less Distributions
Distributions from net investment income	(0.21)		(0.21)	(0.32)	(0.27)	(0.29)	(0.19)

Total distributions	(0.21)		(0.21)	(0.32)	(0.27)	(0.29)	(0.19)

Net Asset Value, End of Period	$11.56		$10.11	$10.41	$10.89	$11.96	$10.30

Total Return (%) (c)	16.46	(d)	(0.76)	(1.76)	(6.83)	19.36	16.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(e)	0.89	0.91	0.91	0.90	0.90
Net ratio of expenses to average net assets (%) (f)	0.83	(e)	0.83	0.85	0.85	0.85	0.85
Ratio of net investment income to average net assets (%)	2.82	(e)	1.98 (b)	1.80	2.67	1.92	2.42
Portfolio turnover rate (%)	14	(d)	37	35	28	34	36
Net assets, end of period (in millions)	$8.4		$7.8	$8.4	$9.4	$11.6	$11.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTI-14

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker commission recapture, foreign capital gain tax and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-15

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $6,587,679. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $5,440,710. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

BHFTI-16

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$267,742,784	$0	$395,333,031

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $1,541,748 in purchases and $561,960 in sales of investments, which are included above, and resulted in realized gains of $137,758.

BHFTI-17

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2017	% per annum	Average daily net assets
$6,624,632	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $200 million
0.050%	$200 million to $250 million
0.100%	$250 million to $500 million
0.050%	$500 million to $2 billion
0.100%	Over $2 billion

An identical agreement was in place for the period December 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee.

BHFTI-18

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$39,776,735	$58,810,818	$—	$—	$39,776,735	$58,810,818

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$36,720,944	$—	$17,825,469	$(160,705,604)	$(62,543,049)	$(168,702,240)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had post-enactment long-term accumulated capital losses of $62,543,049. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$138,525,793	$22,179,811	$160,705,604

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-19

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
162,271,162	5,095,082	11,807,161

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	165,655,435	13,517,970
Robert Boulware	165,628,451	13,544,955
Susan C. Gause	168,947,387	10,226,019
Nancy Hawthorne	166,041,791	13,131,614
Barbara A. Nugent	169,036,788	10,136,617
John Rosenthal	168,470,828	10,702,577
Linda B. Strumpf	165,854,850	13,318,555
Dawn M. Vroegop	165,740,831	13,432,574

BHFTI-20

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Morgan Stanley Mid Cap Growth Portfolio returned 28.11%, 27.84%, and 27.88%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 11.40%.

MARKET ENVIRONMENT / CONDITIONS

In the six-month reporting period, U.S. stocks rallied strongly on expectations for stimulative and business-friendly fiscal policy from the new presidential administration. With the Republicans controlling both Congress and the White House, President Trump’s promises to cut taxes, increase infrastructure spending and relax regulations were initially anticipated to be enacted wholesale, which sent stocks soaring in the month following the election. However, early policy stumbles and emerging political scandals cast doubt about the ability to pass these reforms.

Although some of the post-election optimism dimmed and economic data were mixed, stock prices continued to rise and volatility remained relatively low over this reporting period. U.S. companies reported increasing profits, and the economy continued its restrained pace of growth. The Federal Reserve’s (the “Fed”) recent interest rate hikes were also perceived as a vote of confidence on the health of the economy.

Within the Russell Midcap Growth Index, the Health Care, Information Technology (“IT”) and Financials sectors led, while Energy, Telecommunication Services and Utilities were the weakest-performing sectors in the six-month reporting period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Portfolio outperformed the Index this reporting period primarily due to favorable stock selection and sector allocations.

The IT sector led the Portfolio’s outperformance, driven by gains from both stock selection and an overweight in the sector. Workday, which provides proprietary human capital management and financial management enterprise software over the cloud, was the sector’s largest contributor and the second greatest contributor in the Portfolio. The shares rebounded after a weak fourth quarter on news that the company has signed deals with two large enterprises. We are attracted to Workday as its cloud-based offering provides enterprises an easy to implement, cost effective, and scalable solution.

Stock selection and an overweight allocation in the Health Care sector also delivered relative gains. Performance in the sector was led by Intuitive Surgical, a leading maker of surgical robots. The company has been executing well and in May 2017 announced strong results, an upbeat outlook, and the expected launch of a new product, the da Vinci X, which is expected to drive an upgrade cycle among its customers.

The Portfolio benefited to a lesser extent from stock selection in the Consumer Discretionary sector, with modest help from underweight exposure to the sector. Electric car maker Tesla was the top contributor both in the sector and across the Portfolio, due to positive investor sentiment regarding the upcoming launch of its mass market offering, the Model 3, as well as continued progress in the build out of its lithium-ion battery factory. However, relative outperformance within the sector was somewhat offset by weak performance from the Portfolio’s holdings in Michael Kors and Under Armour. Each company has been experiencing weaker-than-expected fundamentals. Sales growth at Michael Kors has been adversely affected by weak consumer traffic trends in North America and in Europe, due to a secular shift away from malls and department stores as well as generally less tourism. We eliminated the Portfolio’s position in Michael Kors during the period. Under Armour has been facing slower-than-expected top-line growth, due in part to heightened promotional activity and increasing competition from Adidas.

There were no relative detractors on a sector basis, while Utilities, Materials, Real Estate, and Telecommunication Services each had a negligible impact on the Portfolio’s relative performance in the reporting period. Michael Kors and Under Armour were the Portfolio’s largest detracting holdings (as described in the discussion of the Consumer Discretionary sector).

Our team continued its focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own. At the end of the period, the Portfolio’s largest sector weights were in IT, Health Care and Consumer

BHFTI-1

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Discretionary, with no exposure to the Consumer Staples, Energy, Telecommunication Services, Real Estate or Utilities sectors.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead Nash

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley Mid Cap Growth Portfolio
Class A	28.11	25.84	10.05	7.01	—
Class B	27.84	25.48	9.78	6.75	—
Class E	27.88	25.56	9.87	—	9.54
Russell Midcap Growth Index	11.40	17.05	14.19	7.87	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2001, 2/12/2001 and 4/27/2010, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
athenahealth, Inc.	6.7
Illumina, Inc.	6.7
Veeva Systems, Inc. - Class A	5.3
Expedia, Inc.	5.0
ServiceNow, Inc.	4.9
Intuitive Surgical, Inc.	4.9
Zillow Group, Inc. - Class C	4.8
Workday, Inc.- Class A	4.7
Gartner, Inc.	3.9
Twitter, Inc.	3.8

Top Sectors

% of Net Assets
Information Technology	38.6
Health Care	26.3
Consumer Discretionary	12.7
Industrials	11.0
Financials	8.3

BHFTI-3

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.67%	$1,000.00	$1,281.10	$3.79
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class B(a)	Actual	0.92%	$1,000.00	$1,278.40	$5.20
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

Class E(a)	Actual	0.82%	$1,000.00	$1,278.80	$4.63
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—94.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.6%
TransDigm Group, Inc.	141,725	$38,105,601

Automobiles—1.5%
Tesla, Inc. (a) (b)	43,631	15,777,406

Biotechnology—1.2%
Alnylam Pharmaceuticals, Inc. (a) (b)	78,332	6,247,760
Intrexon Corp. (a) (b)	131,879	3,176,965
Juno Therapeutics, Inc. (a) (b)	107,153	3,202,803

		12,627,528

Capital Markets—7.4%
MSCI, Inc.	388,221	39,982,881
S&P Global, Inc.	267,081	38,991,155

		78,974,036

Consumer Finance—0.9%
LendingClub Corp. (a)	1,758,587	9,689,814

Electronic Equipment, Instruments & Components—0.5%
Cognex Corp.	60,515	5,137,723

Health Care Equipment & Supplies—6.4%
DexCom, Inc. (a) (b)	225,773	16,515,295
Intuitive Surgical, Inc. (a)	55,421	51,839,141

		68,354,436

Health Care Technology—12.0%
athenahealth, Inc. (a) (b)	505,051	70,984,918
Veeva Systems, Inc. - Class A (a) (b)	924,781	56,698,323

		127,683,241

Hotels, Restaurants & Leisure—2.3%
Dunkin’ Brands Group, Inc. (b)	437,050	24,090,196

Internet & Direct Marketing Retail—5.0%
Expedia, Inc.	355,542	52,957,981

Internet Software & Services—15.1%
Angie’s List, Inc. (a)	3,015,100	38,563,129
Dropbox, Inc. (a) (c) (d)	460,161	3,750,312
MercadoLibre, Inc.	98,091	24,609,070
SurveyMonkey, Inc. (a) (c) (d)	303,799	2,074,948
Twitter, Inc. (a) (b)	2,291,530	40,949,641
Zillow Group, Inc. - Class C (a) (b)	1,042,915	51,113,264

		161,060,364

IT Services—3.9%
Gartner, Inc. (a)	338,357	41,790,473

Life Sciences Tools & Services—6.7%
Illumina, Inc. (a)	407,959	70,789,046

Multiline Retail—2.3%
Dollar Tree, Inc. (a)	341,933	23,907,955

Professional Services—7.4%
IHS Markit, Ltd. (a)	885,509	38,997,817
Verisk Analytics, Inc. (a)	470,344	39,682,923

		78,680,740

Software—16.7%
Atlassian Corp. plc - Class A (a)	289,017	10,167,618
ServiceNow, Inc. (a) (b)	493,834	52,346,404
Snap, Inc. - Class A (a) (b)	200,121	3,556,150
Splunk, Inc. (a) (b)	615,939	35,040,770
Take-Two Interactive Software, Inc. (a)	371,060	27,228,383
Workday, Inc. - Class A (a) (b)	511,725	49,637,325

		177,976,650

Textiles, Apparel & Luxury Goods—1.1%
Under Armour, Inc. - Class C (a) (b)	595,181	11,998,849

Total Common Stocks (Cost $806,146,541)		999,602,039

Convertible Preferred Stock – 1.9%

Internet Software & Services—1.9%
Airbnb, Inc. - Series D (a) (c) (d) (Cost $7,659,587)	188,136	20,262,247

Preferred Stocks – 1.0%

Internet & Direct Marketing Retail—0.7%
Flipkart Online Pvt., Ltd. - Series D (a) (c) (d)	98,557	6,973,894

Internet Software & Services—0.0%
Dropbox, Inc. - Series A (a) (c) (d)	51,888	422,887

Software—0.3%
Palantir Technologies, Inc. - Series G (a) (c) (d)	541,563	2,193,331
Palantir Technologies, Inc. - Series H (a) (c) (d)	174,289	705,870
Palantir Technologies, Inc. - Series H-1 (a) (c) (d)	174,289	705,870

		3,605,071

Total Preferred Stocks (Cost $5,614,903)		11,001,852

Purchased Option – 0.0%

Currency Option—0.0%
USD Call/CNY Put, Strike Price CNY 7.40 Expires 11/22/17 (Counterparty - Royal Bank of Scotland plc) (e) (Cost $531,896)	158,415,582	97,901

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Short-Term Investment—3.3%

Security Description	Principal Amount*	Value

Repurchase Agreement—3.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $35,116,752 on 07/03/17, collateralized by $35,885,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $35,821,412.	35,116,401	$35,116,401

Total Short-Term Investments (Cost $35,116,401)		35,116,401

Securities Lending Reinvestments (f) – 23.8%

Certificates of Deposit—13.9%
ABN AMRO Bank NV Zero Coupon, 09/05/17	7,468,632	7,484,250
Bank of America N.A. 1.507%, 07/11/17 (g)	7,500,000	7,501,321
Bank of Montreal 1.130%, 07/07/17	6,000,000	5,999,940
Bank of Montreal Chicago 1.276%, 09/06/17 (g)	5,500,000	5,501,012
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	2,926,843	2,903,219
1.602%, 11/16/17 (g)	2,000,000	2,001,952
BNP Paribas New York 1.372%, 02/15/18 (g)	1,000,000	1,000,160
Canadian Imperial Bank 1.630%, 10/27/17 (g)	1,500,000	1,501,688
Cooperative Rabobank UA New York 1.555%, 10/13/17 (g)	2,500,000	2,502,882
1.558%, 10/13/17 (g)	2,000,000	2,002,713
Credit Industriel et Commercial 1.125%, 07/03/17	3,000,000	3,000,066
Credit Suisse AG New York 1.366%, 10/06/17 (g)	5,000,000	5,001,240
1.377%, 10/11/17 (g)	7,000,000	7,001,372
DG Bank New York 1.140%, 07/03/17	5,000,000	4,999,950
DNB NOR Bank ASA 1.412%, 07/28/17 (g)	2,200,000	2,200,275
KBC Bank NV Zero Coupon, 09/08/17	996,562	997,810
1.200%, 07/18/17	4,000,000	4,000,000
1.220%, 07/27/17	7,500,000	7,500,000
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	7,000,000	6,999,930
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (g)	1,000,000	1,000,023
1.367%, 10/11/17 (g)	6,000,000	6,001,344
Mizuho Bank, Ltd., New York 1.397%, 10/11/17 (g)	4,000,000	3,999,868
1.400%, 11/27/17 (g)	3,000,000	2,998,620
1.469%, 10/18/17 (g)	4,250,000	4,249,711
1.610%, 08/02/17 (g)	1,000,000	1,000,305

Certificates of Deposit—(Continued)
Natixis New York 1.287%, 11/13/17 (g)	5,000,000	4,999,450
1.506%, 08/03/17 (g)	3,900,000	3,901,178
Norinchukin Bank New York 1.377%, 10/13/17 (g)	3,000,000	3,002,062
1.584%, 08/21/17 (g)	2,500,000	2,500,922
1.687%, 07/12/17 (g)	5,000,000	5,000,605
Sumitomo Mitsui Banking Corp. 1.480%, 08/09/17	3,532,317	3,500,805
Sumitomo Mitsui Banking Corp., New York 1.357%, 10/12/17 (g)	4,000,000	4,001,124
1.551%, 08/01/17 (g)	2,800,000	2,801,089
Sumitomo Mitsui Trust Bank, Ltd., New York 1.377%, 10/11/17 (g)	4,000,000	4,002,818
1.466%, 10/26/17 (g)	4,500,000	4,501,152
Toronto Dominion Bank New York 1.467%, 03/13/18 (g)	8,000,000	8,005,944
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (g)	2,200,000	2,201,967

		147,768,767

Commercial Paper—4.5%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	5,982,255	5,997,828
Barton Capital S.A. 1.210%, 07/10/17	3,488,942	3,498,859
Commonwealth Bank Australia 1.522%, 10/23/17 (g)	4,000,000	4,004,217
Erste Abwicklungsanstalt 1.379%, 07/18/17 (g)	9,000,000	9,000,522
ING Funding LLC 1.234%, 12/07/17 (g)	6,000,000	6,002,072
1.277%, 11/13/17 (g)	2,500,000	2,499,817
LMA S.A. & LMA Americas 1.150%, 07/07/17	1,499,665	1,499,808
1.180%, 07/11/17	2,991,150	2,999,004
Ridgefield Funding Co. LLC 1.180%, 07/31/17	2,991,150	2,996,781
1.434%, 09/07/17 (g)	1,500,000	1,500,600
Sheffield Receivables Co. 1.230%, 07/07/17	3,987,563	3,999,064
Westpac Banking Corp. 1.506%, 10/20/17 (g)	3,800,000	3,803,789

		47,802,361

Repurchase Agreements—3.7%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $223,812 on 07/03/17, collateralized by $232,964 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $228,268.	223,792	223,792

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $6,100,559 on 07/03/17, collateralized by $6,076,556 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $6,222,001.	6,100,000	$6,100,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $9,750,975 on 07/03/17, collateralized by $9,913,150 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $9,945,030.	9,750,000	9,750,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $11,008,525 on 07/03/17, collateralized by $2,391 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $12,230,059.	11,000,000	11,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $5,024,225 on 09/29/17, collateralized by various Common Stock with a value of $5,500,001.	5,000,000	5,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $2,540,494 on 10/02/17, collateralized by various Common Stock with a value of $2,750,000.	2,500,000	2,500,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $5,038,238 on 10/02/17, collateralized by various Common Stock with a value of $5,500,001.	5,000,000	5,000,000

		39,573,792

Time Deposits—1.7%
ABN AMRO Bank NV 1.180%, 07/07/17	4,000,000	4,000,000
Australia New Zealand Bank 1.150%, 07/03/17	1,100,000	1,100,000
Credit Industriel et Commercial 1.100%, 07/03/17	2,000,000	2,000,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	2,000,000	2,000,000
Shinkin Central Bank 1.330%, 07/25/17	6,900,000	6,900,000

Repurchase Agreements—(Continued)
Standard Chartered plc 1.200%, 07/03/17	2,000,000	2,000,000

		18,000,000

Total Securities Lending Reinvestments (Cost $253,098,008)		253,144,920

Total Investments—124.0% (Cost $1,108,167,336) (h)		1,319,225,360
Other assets and liabilities (net)—(24.0)%		(255,164,822)

Net Assets—100.0%		$1,064,060,538

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $248,221,301 and the collateral received consisted of cash in the amount of $253,088,870. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent 3.5% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2017, the market value of restricted securities was $37,089,359, which is 3.5% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Illiquid security. As of June 30, 2017, these securities represent 0.0% of net assets.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(h)	As of June 30, 2017, the aggregate cost of investments was $1,108,167,336. The aggregate unrealized appreciation and depreciation of investments were $265,902,588 and $(54,844,564), respectively, resulting in net unrealized appreciation of $211,058,024.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Restricted Securities	Acquisition Date	Shares	Cost	Value
Airbnb, Inc. - Series D	04/16/14	188,136	$7,659,587	$20,262,247
Dropbox, Inc.	05/01/12	460,161	4,165,241	3,750,312
Dropbox, Inc. - Series A	05/25/12	51,888	470,125	422,887
Flipkart Online Pvt., Ltd. - Series D	10/04/13	98,557	2,264,087	6,973,894
Palantir Technologies, Inc. - Series G	07/19/12	541,563	1,657,183	2,193,331
Palantir Technologies, Inc. - Series H	10/25/13	174,289	611,754	705,870
Palantir Technologies, Inc. - Series H-1	10/25/13	174,289	611,754	705,870
SurveyMonkey, Inc.	11/25/14	303,799	4,997,494	2,074,948

				$37,089,359

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$38,105,601	$—	$—	$38,105,601
Automobiles	15,777,406	—	—	15,777,406
Biotechnology	12,627,528	—	—	12,627,528
Capital Markets	78,974,036	—	—	78,974,036
Consumer Finance	9,689,814	—	—	9,689,814
Electronic Equipment, Instruments & Components	5,137,723	—	—	5,137,723
Health Care Equipment & Supplies	68,354,436	—	—	68,354,436
Health Care Technology	127,683,241	—	—	127,683,241
Hotels, Restaurants & Leisure	24,090,196	—	—	24,090,196
Internet & Direct Marketing Retail	52,957,981	—	—	52,957,981
Internet Software & Services	155,235,104	—	5,825,260	161,060,364
IT Services	41,790,473	—	—	41,790,473
Life Sciences Tools & Services	70,789,046	—	—	70,789,046
Multiline Retail	23,907,955	—	—	23,907,955
Professional Services	78,680,740	—	—	78,680,740
Software	177,976,650	—	—	177,976,650
Textiles, Apparel & Luxury Goods	11,998,849	—	—	11,998,849
Total Common Stocks	993,776,779	—	5,825,260	999,602,039
Total Convertible Preferred Stock*	—	—	20,262,247	20,262,247
Total Preferred Stocks*	—	—	11,001,852	11,001,852
Total Purchased Option*	—	97,901	—	97,901
Total Short-Term Investment*	—	35,116,401	—	35,116,401
Total Securities Lending Reinvestments*	—	253,144,920	—	253,144,920
Total Investments	$993,776,779	$288,359,222	$37,089,359	$1,319,225,360

Collateral for Securities Loaned (Liability)	$—	$(253,088,870)	$—	$(253,088,870)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2016	Change in Unrealized Appreciation/ (Depreciation)	Balance as of June 30, 2017	Change in Unrealized Appreciation/ (Depreciaton) from Investments Still Held at June 30, 2017
Common Stocks
Internet Software & Services	$6,364,897	$(539,637)	$5,825,260	$(539,637)
Convertible Preferred Stocks
Internet Software & Services	19,771,212	491,035	20,262,247	491,035
Preferred Stocks
Internet & Direct Marketing Retail	4,978,114	1,995,780	6,973,894	1,995,780
Internet Software & Services	498,125	(75,238)	422,887	(75,238)
Software	3,605,071	0	3,605,071	0

Total	$35,217,419	$1,871,940	$37,089,359	$1,871,940

	Fair Value at June 30, 2017	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet Software & Services	$3,750,312	Market Transaction Method	Precedent Transaction	$8.15	$8.15	$8.15	Increase
	2,074,948	Discounted Cash Flow	Weighted Average Cost of Capital	16.50%	18.50%	17.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	5.5x	5.5x	5.5x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

Preferred Stocks
Internet & Direct Marketing Retail	6,973,894	Market Transaction Method	Pending Transactions	$61.68	$88.11	$74.90	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	17.50%	19.50%	18.50%	Decrease
			Perpetual Growth Rate	3.50%	4.50%	4.00%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	2.4x	2.4x	2.4x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease
Internet Software & Services	422,887	Market Transaction Method	Precedent Transaction	$8.15	$8.15	$8.15	Increase

Software	3,605,071	Discounted Cash Flow	Weighted Average Cost of Capital	15.50%	17.50%	16.50%	Decrease
			Perpetual Growth Rate	2.50%	3.50%	3.00%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	8.3x	8.3x	8.3x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

Convertible Preferred Stocks
Internet Software & Services	20,262,247	Discounted Cash Flow	Weighted Average Cost of Capital	15.50%	17.50%	16.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	9.7x	9.7x	9.7x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,319,225,360
Receivable for:
Investments sold	2,317,548
Fund shares sold	163,815
Dividends and interest	5,693

Total Assets	1,321,712,416
Liabilities
Collateral for securities loaned	253,088,870
Payables for:
Fund shares redeemed	3,547,151
Accrued Expenses:
Management fees	555,936
Distribution and service fees	83,093
Deferred trustees’ fees	119,662
Other expenses	257,166

Total Liabilities	257,651,878

Net Assets	$1,064,060,538

Net Assets Consist of:
Paid in surplus	$804,880,497
Distributions in excess of net investment income	(1,881,595)
Accumulated net realized gain	50,003,612
Unrealized appreciation on investments	211,058,024

Net Assets	$1,064,060,538

Net Assets
Class A	$660,856,077
Class B	389,569,001
Class E	13,635,460
Capital Shares Outstanding*
Class A	35,901,879
Class B	22,031,042
Class E	759,850
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.41
Class B	17.68
Class E	17.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,108,167,336.
(b)	Includes securities loaned at value of $248,221,301.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$1,083,721
Interest	8,747
Securities lending income	947,848

Total investment income	2,040,316
Expenses
Management fees	3,206,367
Administration fees	15,767
Custodian and accounting fees	23,799
Distribution and service fees—Class B	455,321
Distribution and service fees—Class E	9,339
Audit and tax services	22,938
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	94,154
Insurance	3,061
Miscellaneous	8,812

Total expenses	3,884,260
Less management fee waiver	(86,419)
Less broker commission recapture	(71,497)

Net expenses	3,726,344

Net Investment Loss	(1,686,028)

Net Realized and Unrealized Gain
Net realized gain on investments	108,139,756

Net change in unrealized appreciation on investments	136,311,074

Net realized and unrealized gain	244,450,830

Net Increase in Net Assets From Operations	$242,764,802

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,686,028)	$2,842,856
Net realized gain (loss)	108,139,756	(57,889,873)
Net change in unrealized appreciation (depreciation)	136,311,074	(25,881,396)

Increase (decrease) in net assets from operations	242,764,802	(80,928,413)

From Distributions to Shareholders
Net investment income
Class A	(2,276,102)	0
Class B	(555,334)	0
Class E	(30,621)	0

Total distributions	(2,862,057)	0

Decrease in net assets from capital share transactions	(59,370,321)	(42,843,264)

Total increase (decrease) in net assets	180,532,424	(123,771,677)

Net Assets
Beginning of period	883,528,114	1,007,299,791

End of period	$1,064,060,538	$883,528,114

Accumulated undistributed net investment income (loss)
End of period	$(1,881,595)	$2,666,490

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	510,688	$8,433,174	1,252,031	$17,952,256
Reinvestments	124,581	2,276,102	0	0
Redemptions	(2,677,773)	(45,601,250)	(3,375,719)	(49,901,292)

Net decrease	(2,042,504)	$(34,891,974)	(2,123,688)	$(31,949,036)

Class B
Sales	662,162	$10,431,060	1,826,054	$24,835,983
Reinvestments	31,643	555,334	0	0
Redemptions	(2,144,489)	(35,077,761)	(2,415,508)	(34,573,322)

Net decrease	(1,450,684)	$(24,091,367)	(589,454)	$(9,737,339)

Class E
Sales	47,761	$777,186	35,438	$493,384
Reinvestments	1,719	30,621	0	0
Redemptions	(72,967)	(1,194,787)	(116,082)	(1,650,273)

Net decrease	(23,487)	$(386,980)	(80,644)	$(1,156,889)

Decrease derived from capital shares transactions		$(59,370,321)		$(42,843,264)

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.43		$15.72	$16.51	$16.31	$11.81	$10.78

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.06 (b)	(0.04)	(0.01)	0.02	0.12
Net realized and unrealized gain (loss) on investments	4.06		(1.35)	(0.75)	0.22	4.59	0.91

Total from investment operations	4.04		(1.29)	(0.79)	0.21	4.61	1.03

Less Distributions
Distributions from net investment income	(0.06)		0.00	0.00	(0.01)	(0.11)	0.00

Total distributions	(0.06)		0.00	0.00	(0.01)	(0.11)	0.00

Net Asset Value, End of Period	$18.41		$14.43	$15.72	$16.51	$16.31	$11.81

Total Return (%) (c)	28.11	(d)	(8.27)	(4.78)	1.29	39.30	9.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	(e)	0.70	0.68	0.69	0.69	0.72
Net ratio of expenses to average net assets (%) (f)	0.67	(e)	0.69	0.67	0.68	0.68	0.71
Ratio of net investment income (loss) to average net assets (%)	(0.25	)(e)	0.40 (b)	(0.25)	(0.04)	0.17	1.07
Portfolio turnover rate (%)	24	(d)	42	23	42	56	36
Net assets, end of period (in millions)	$660.9		$547.4	$629.9	$816.5	$930.3	$649.3

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.85		$15.13	$15.93	$15.77	$11.42	$10.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		0.02 (b)	(0.08)	(0.05)	(0.01)	0.09
Net realized and unrealized gain (loss) on investments	3.90		(1.30)	(0.72)	0.21	4.44	0.88

Total from investment operations	3.86		(1.28)	(0.80)	0.16	4.43	0.97

Less Distributions
Distributions from net investment income	(0.03)		0.00	0.00	0.00	(0.08)	0.00

Total distributions	(0.03)		0.00	0.00	0.00	(0.08)	0.00

Net Asset Value, End of Period	$17.68		$13.85	$15.13	$15.93	$15.77	$11.42

Total Return (%) (c)	27.84	(d)	(8.46)	(5.02)	1.01	39.02	9.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	(e)	0.95	0.93	0.94	0.94	0.97
Net ratio of expenses to average net assets (%) (f)	0.92	(e)	0.94	0.92	0.93	0.93	0.96
Ratio of net investment income (loss) to average net assets (%)	(0.50	)(e)	0.15 (b)	(0.49)	(0.29)	(0.08)	0.80
Portfolio turnover rate (%)	24	(d)	42	23	42	56	36
Net assets, end of period (in millions)	$389.6		$325.1	$364.1	$404.7	$421.9	$315.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.06		$15.34	$16.14	$15.96	$11.56	$10.56

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		0.04 (b)	(0.06)	(0.03)	0.00 (g)	0.10
Net realized and unrealized gain (loss) on investments	3.95		(1.32)	(0.74)	0.21	4.49	0.90

Total from investment operations	3.92		(1.28)	(0.80)	0.18	4.49	1.00

Less Distributions
Distributions from net investment income	(0.04)		0.00	0.00	0.00	(0.09)	0.00

Total distributions	(0.04)		0.00	0.00	0.00	(0.09)	0.00

Net Asset Value, End of Period	$17.94		$14.06	$15.34	$16.14	$15.96	$11.56

Total Return (%) (c)	27.88	(d)	(8.34)	(4.96)	1.13	39.06	9.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(e)	0.85	0.83	0.84	0.84	0.87
Net ratio of expenses to average net assets (%) (f)	0.82	(e)	0.84	0.82	0.83	0.83	0.86
Ratio of net investment income (loss) to average net assets (%)	(0.40	)(e)	0.25 (b)	(0.39)	(0.18)	0.03	0.87
Portfolio turnover rate (%)	24	(d)	42	23	42	56	36
Net assets, end of period (in millions)	$13.6		$11.0	$13.3	$15.5	$17.6	$15.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTI-15

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTI-16

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, expired capital loss carry forwards and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $35,116,401. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $39,573,792. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

BHFTI-17

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$97,901

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

BHFTI-18

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Royal Bank of Scotland plc	$97,901	$—	$—	$97,901

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Investments (a)	$(469,704)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Investments (a)	$(392,673)

$(392,673)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$129,329,215

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-19

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.    Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$233,761,575	$0	$319,250,188

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$3,206,367	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-20

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period November 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $	200 million
0.050%	Over $	850 million

Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2017 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Morgan Stanley	$1,048

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$—	$—	$—	$—	$—	$—

BHFTI-21

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$2,772,441	$—	$72,926,005	$(56,315,195)	$19,383,251

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2016, $78,901,039 in pre-enactment capital loss carry forwards expired.

As of December 31, 2016, the Portfolio had short-term accumulated capital losses of $22,604,032 and long-term accumulated capital losses of $33,711,163.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-22

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
56,701,913	1,726,958	3,538,349

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	58,458,717	3,508,503
Robert Boulware	58,421,529	3,545,691
Susan C. Gause	58,571,914	3,395,307
Nancy Hawthorne	58,566,723	3,400,497
Barbara A. Nugent	58,598,630	3,368,591
John Rosenthal	58,497,887	3,469,334
Linda B. Strumpf	58,441,358	3,525,862
Dawn M. Vroegop	58,443,328	3,523,893

BHFTI-23

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the Oppenheimer Global Equity Portfolio returned 20.17%, 20.00%, and 20.08%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 11.48%.

MARKET ENVIRONMENT / CONDITIONS

The first quarter of 2017 continued the market strength that began post the 2016 U.S. presidential election. Dissipating political uncertainty and improving economic growth around the world helped global stocks to continue rising through the second quarter, supported by encouraging economic updates and healthy corporate earnings. In addition, reassuring news in the French election supported sentiment. Investors saw a more hawkish tone emerging from the U.S. Federal Reserve, but interest rates remain at levels rarely if ever observed. As such, we believe there remains ample opportunity for the economy to expand without interest rates interfering.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark during the first half of 2017. Top performing holdings this reporting period included DLF, Ltd. (Real Estate) (India), S&P Global, Inc. (Financials) (United States) and Alphabet, Inc. (Information Technology) (United States). DLF is an Indian real estate owner/operator in the midst of a restructuring. In the first quarter of 2017, the company took several steps to strengthen its financial condition. In addition, among the reforms introduced by the Modi government has been the approval of real estate investment trusts (“REITs”). We believe this should allow for the still fragmented Indian real estate market to consolidate and DLF is likely to be a beneficiary. S&P Global continued to have strong business momentum. The core ratings business has been thriving due to an upswing in syndicated bank loan issuance, in particular. Additionally, the S&P indices have been beneficiaries of strong ETF demand, where they earn royalty streams. Alphabet continued to monetize its rich asset base steadily and thoughtfully. The company is a leader in online ad spending, online video, location-based services, cloud services, and has the largest mobile operating system in the world. We believe these assets all still have significant capacity to grow the company’s monetization rates and its end markets.

Top detractors from performance included TechnipFMC plc (Energy), International Game Technology plc (Consumer Discretionary) and Goldman Sachs Group, Inc. (Financials), which are all based in the United States. TechnipFMC is the global leader in offshore oil infrastructure equipment and services. Its share weakness was related to a softer commodity environment. International Game Technology is a global leader in the management of lotteries and slot/gaming machines. Recent share weakness is related to some troubles in the slot/gaming business. Goldman Sachs Group corrected in March after its share price rose by 80% in the prior eight months. Over the past several years, the firm’s investment management business has become a priority. Investment management is a fairly stable, high-return-on-capital business that is well suited to the current regulatory environment.

At period end, the Portfolio had its largest overweight positions in Information Technology, Consumer Discretionary, Health Care and Industrials. The Portfolio had its largest underweight positions in Energy, Materials, Consumer Staples and Utilities. On a country basis, the Portfolio had its largest overweight positions in Japan, Germany and France, with its most significant underweight positions in the United States, Canada and Australia. Despite being underweight the United States relative to the benchmark index, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Rajeev Bhaman

John Delano

Portfolio Managers

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Oppenheimer Global Equity Portfolio
Class A	20.17	31.12	13.63	5.70
Class B	20.00	30.77	13.34	5.42
Class E	20.08	30.91	13.46	5.54
MSCI ACWI (All Country World Index)	11.48	18.78	10.54	3.71

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Citigroup, Inc.	3.0
Airbus SE	3.0
Alphabet, Inc. - Class C	2.8
LVMH Moet Hennessy Louis Vuitton SE	2.8
Alphabet, Inc. - Class A	2.8
Aetna, Inc.	2.5
Murata Manufacturing Co., Ltd.	2.4
Colgate-Palmolive Co.	2.4
S&P Global, Inc.	2.3
Facebook, Inc. - Class A	2.3

Top Countries

% of Net Assets
United States	47.0
Japan	14.5
France	9.3
Germany	9.2
United Kingdom	5.8
India	3.5
Switzerland	2.9
Spain	2.8
China	2.2
Sweden	1.4

BHFTI-2

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.60%	$1,000.00	$1,201.70	$3.28
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class B(a)	Actual	0.85%	$1,000.00	$1,200.00	$4.64
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

Class E(a)	Actual	0.75%	$1,000.00	$1,200.80	$4.09
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

China—2.2%
Baidu, Inc. (ADR) (a)	36,780	$6,578,471
JD.com, Inc. (ADR) (a) (b)	630,828	24,741,074

		31,319,545

Denmark—0.5%
FLSmidth & Co. A/S	102,012	6,449,611

France—9.3%
Airbus SE	514,762	42,414,646
Kering	87,844	30,076,883
LVMH Moet Hennessy Louis Vuitton SE	157,597	39,535,085
Societe Generale S.A.	366,649	19,934,972

		131,961,586

Germany—7.4%
Allianz SE	131,627	25,939,582
Bayer AG	150,865	19,519,524
Linde AG	71,685	13,616,291
SAP SE	304,868	31,864,544
Siemens AG	102,798	14,134,433

		105,074,374

India—3.5%
DLF, Ltd. (a)	9,666,863	28,516,522
ICICI Bank, Ltd. (ADR)	1,396,439	12,526,058
Zee Entertainment Enterprises, Ltd.	1,091,731	8,306,211

		49,348,791

Italy—0.6%
Brunello Cucinelli S.p.A. (b)	195,099	5,128,660
Tod’s S.p.A.	65,636	4,093,151

		9,221,811

Japan—14.5%
Dai-ichi Life Holdings, Inc.	1,046,100	18,994,441
FANUC Corp.	57,700	11,142,094
KDDI Corp.	720,200	19,079,601
Keyence Corp.	68,200	30,019,492
Kyocera Corp.	293,500	17,016,048
Murata Manufacturing Co., Ltd.	227,400	34,648,565
Nidec Corp.	286,600	29,430,331
Nintendo Co., Ltd.	41,400	13,856,174
Renesas Electronics Corp. (a)	446,100	3,903,018
Sumitomo Mitsui Financial Group, Inc.	107,400	4,201,569
Suzuki Motor Corp.	282,100	13,407,010
TDK Corp.	163,700	10,801,341

		206,499,684

Spain—2.8%
Banco Bilbao Vizcaya Argentaria S.A.	1,101,218	9,203,788
Industria de Diseno Textil S.A.	783,668	30,178,536

		39,382,324

Sweden—1.4%
Assa Abloy AB - Class B	925,154	20,336,579

Switzerland—2.9%
Credit Suisse Group AG (a)	639,442	9,265,067
Roche Holding AG	32,901	8,400,812
UBS Group AG (a)	1,407,841	23,899,018

		41,564,897

United Kingdom—5.8%
Circassia Pharmaceuticals plc (a) (b)	2,218,564	2,628,602
Earthport plc (a)	6,014,217	1,625,368
International Consolidated Airlines Group S.A.	1,180,830	9,403,551
Prudential plc	1,169,763	26,873,444
TechnipFMC plc (a)	480,794	13,071,662
Unilever plc	529,533	28,683,044

		82,285,671

United States—46.3%
3M Co.	106,050	22,078,550
ACADIA Pharmaceuticals, Inc. (a) (b)	331,890	9,256,412
Adobe Systems, Inc. (a)	209,320	29,606,221
Aetna, Inc.	238,380	36,193,235
Alphabet, Inc. - Class A (a)	42,030	39,074,450
Alphabet, Inc. - Class C (a)	43,588	39,609,723
Anthem, Inc.	150,300	28,275,939
Biogen, Inc. (a)	50,620	13,736,243
BioMarin Pharmaceutical, Inc. (a)	74,840	6,796,969
Bluebird Bio, Inc. (a) (b)	72,440	7,609,822
Blueprint Medicines Corp. (a)	113,730	5,762,699
Centene Corp. (a)	112,890	9,017,653
Citigroup, Inc.	636,510	42,569,789
Colgate-Palmolive Co.	462,770	34,305,140
Emerson Electric Co.	111,950	6,674,459
Facebook, Inc. - Class A (a)	216,600	32,702,268
FNF Group	319,190	14,309,288
Gilead Sciences, Inc.	183,760	13,006,533
Goldman Sachs Group, Inc. (The)	102,010	22,636,019
International Game Technology plc	457,591	8,373,915
Intuit, Inc.	204,350	27,139,724
Ionis Pharmaceuticals, Inc. (a) (b)	202,840	10,318,471
Loxo Oncology, Inc. (a)	48,890	3,920,489
MacroGenics, Inc. (a) (b)	265,390	4,646,979
Maxim Integrated Products, Inc.	593,400	26,643,660
PayPal Holdings, Inc. (a)	277,770	14,907,916
S&P Global, Inc.	228,530	33,363,095
Sage Therapeutics, Inc. (a)	122,790	9,778,996
Shire plc	135,036	7,439,746
Tiffany & Co. (b)	207,660	19,493,044
Twitter, Inc. (a) (b)	528,860	9,450,728
United Parcel Service, Inc. - Class B (b)	137,380	15,192,854
Walt Disney Co. (The)	208,620	22,165,875
Whole Foods Market, Inc. (b)	279,310	11,761,744
Zimmer Biomet Holdings, Inc.	151,750	19,484,700

		657,303,348

Total Common Stocks (Cost $965,410,768)		1,380,748,221

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Preferred Stock—1.8%

Security Description	Shares/ Principal Amount*	Value

Germany—1.8%
Bayerische Motoren Werke (BMW) AG (Cost $20,603,285)	309,237	$25,515,662

Short-Term Investment—0.7%

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $10,460,432 on 07/03/17, collateralized by $10,680,000 U.S. Treasury Note at 0.875% due 03/31/18 with a value of $10,673,880.	10,460,328	10,460,328

Total Short-Term Investments (Cost $10,460,328)		10,460,328

Securities Lending Reinvestments (c)—3.9%

Certificates of Deposit—2.5%
Bank of America N.A. 1.507%, 07/11/17 (d)	1,000,000	1,000,176
Bank of Tokyo-Mitsubishi, Ltd. 1.602%, 11/16/17 (d)	1,000,000	1,000,976
Canadian Imperial Bank 1.630%, 10/27/17 (d)	1,000,000	1,001,125
Cooperative Rabobank UA New York 1.555%, 10/13/17 (d)	500,000	500,577
1.558%, 10/13/17 (d)	500,000	500,678
Credit Industriel et Commercial 1.125%, 07/03/17	3,000,000	3,000,066
Credit Suisse AG New York 1.377%, 10/11/17 (d)	2,000,000	2,000,392
1.432%, 10/16/17 (d)	2,000,000	2,000,428
DG Bank New York 1.140%, 07/03/17	2,000,000	1,999,980
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	600,000	600,075
KBC Bank NV Zero Coupon, 09/08/17	498,281	498,905
1.200%, 07/18/17	1,500,000	1,500,000
1.220%, 07/27/17	1,000,000	1,000,000
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	1,500,000	1,499,985
Mizuho Bank, Ltd., New York 1.469%, 10/18/17 (d)	3,500,000	3,499,762
National Australia Bank London 1.480%, 11/09/17 (d)	1,000,000	1,000,810
Natixis New York 1.287%, 11/13/17 (d)	1,500,000	1,499,835
1.506%, 08/03/17 (d)	1,100,000	1,100,332
Norinchukin Bank New York 1.584%, 08/21/17 (d)	1,000,000	1,000,369
1.687%, 07/12/17 (d)	2,500,000	2,500,302

Certificates of Deposit—(Continued)
Royal Bank of Canada New York 1.555%, 10/13/17 (d)	500,000	500,506
Sumitomo Mitsui Banking Corp., New York 1.357%, 10/12/17 (d)	2,000,000	2,000,562
Sumitomo Mitsui Trust Bank, Ltd., New York 1.466%, 10/26/17 (d)	3,000,000	3,000,768
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	700,000	700,626

		34,907,235

Commercial Paper—0.6%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	997,043	999,638
Barton Capital S.A. 1.210%, 07/10/17	1,495,261	1,499,511
Commonwealth Bank Australia 1.522%, 10/23/17 (d)	1,500,000	1,501,581
ING Funding LLC 1.234%, 12/07/17 (d)	1,500,000	1,500,518
LMA S.A. & LMA Americas 1.150%, 07/07/17	749,832	749,904
1.180%, 07/11/17	498,525	499,834
Sheffield Receivables Co. 1.230%, 07/07/17	996,891	999,766
Westpac Banking Corp. 1.506%, 10/20/17 (d)	1,000,000	1,000,997

		8,751,749

Repurchase Agreements—0.7%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $664,450 on 07/03/17, collateralized by $691,619 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $677,679.	664,390	664,390
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $2,226,125 on 10/02/17, collateralized by various Common Stock with a value of $2,420,000.	2,200,000	2,200,000
Deutsche Bank AG, London Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $50,039 on 07/03/17, collateralized by $11 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $55,591.	50,000	50,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $1,219,437 on 10/02/17, collateralized by various Common Stock with a value of $1,320,000.	1,200,000	$1,200,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $2,015,295 on 10/02/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $4,000,447 on 07/03/17, collateralized by $7,976,247 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $4,080,475.	4,000,000	4,000,000

		10,114,390

Time Deposits—0.1%
Australia New Zealand Bank 1.150%, 07/03/17	100,000	100,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	500,000	500,000
Standard Chartered plc 1.200%, 07/03/17	600,000	600,000

		1,200,000

Total Securities Lending Reinvestments (Cost $54,962,129)		54,973,374

Total Investments—103.6% (Cost $1,051,436,510) (e)		1,471,697,585
Other assets and liabilities (net)—(3.6)%		(51,317,827)

Net Assets—100.0%		$1,420,379,758

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $53,349,683 and the collateral received consisted of cash in the amount of $54,950,223. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $1,051,436,510. The aggregate unrealized appreciation and depreciation of investments were $447,097,122 and $(26,836,047), respectively, resulting in net unrealized appreciation of $420,261,075.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2017 (Unaudited)	% of Net Assets
Internet Software & Services	9.0
Software	7.2
Biotechnology	6.7
Electronic Equipment, Instruments & Components	6.5
Capital Markets	6.3
Banks	6.2
Insurance	6.1
Textiles, Apparel & Luxury Goods	5.5
Health Care Providers & Services	5.2
Specialty Retail	3.5

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$31,319,545	$—	$—	$31,319,545
Denmark	—	6,449,611	—	6,449,611
France	—	131,961,586	—	131,961,586
Germany	—	105,074,374	—	105,074,374
India	12,526,058	36,822,733	—	49,348,791
Italy	—	9,221,811	—	9,221,811
Japan	—	206,499,684	—	206,499,684
Spain	—	39,382,324	—	39,382,324
Sweden	—	20,336,579	—	20,336,579
Switzerland	—	41,564,897	—	41,564,897
United Kingdom	—	82,285,671	—	82,285,671
United States	649,863,602	7,439,746	—	657,303,348
Total Common Stocks	693,709,205	687,039,016	—	1,380,748,221
Total Preferred Stock*	—	25,515,662	—	25,515,662
Total Short-Term Investment*	—	10,460,328	—	10,460,328
Total Securities Lending Reinvestments*	—	54,973,374	—	54,973,374
Total Investments	$693,709,205	$777,988,380	$—	$1,471,697,585

Collateral for Securities Loaned (Liability)	$—	$(54,950,223)	$—	$(54,950,223)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,471,697,585
Cash denominated in foreign currencies (c)	630,474
Receivable for:
Investments sold	4,504,470
Fund shares sold	186,031
Dividends and interest	1,957,640

Total Assets	1,478,976,200
Liabilities
Collateral for securities loaned	54,950,223
Payables for:
Fund shares redeemed	2,288,783
Foreign taxes	113,428
Accrued Expenses:
Management fees	661,415
Distribution and service fees	83,694
Deferred trustees’ fees	134,956
Other expenses	363,943

Total Liabilities	58,596,442

Net Assets	$1,420,379,758

Net Assets Consist of:
Paid in surplus	$943,046,314
Undistributed net investment income	6,130,494
Accumulated net realized gain	51,032,727
Unrealized appreciation on investments and foreign currency transactions (d)	420,170,223

Net Assets	$1,420,379,758

Net Assets
Class A	$1,009,115,589
Class B	387,951,067
Class E	23,313,102
Capital Shares Outstanding*
Class A	44,052,759
Class B	17,006,507
Class E	1,020,711
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.91
Class B	22.81
Class E	22.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,051,436,510.
(b)	Includes securities loaned at value of $53,349,683.
(c)	Identified cost of cash denominated in foreign currencies was $632,668.
(d)	Includes foreign capital gains tax of $113,428.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$14,231,573
Interest	4,686
Securities lending income	317,896

Total investment income	14,554,155
Expenses
Management fees	4,546,187
Administration fees	21,817
Custodian and accounting fees	106,389
Distribution and service fees—Class B	467,275
Distribution and service fees—Class E	16,636
Audit and tax services	25,244
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	51,236
Insurance	4,414
Miscellaneous	24,145

Total expenses	5,308,045
Less management fee waiver	(698,980)

Net expenses	4,609,065

Net Investment Income	9,945,090

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (b)	71,072,301
Foreign currency transactions	(66,149)

Net realized gain	71,006,152

Net change in unrealized appreciation on:
Investments (c)	170,909,979
Foreign currency transactions	89,192

Net change in unrealized appreciation	170,999,171

Net realized and unrealized gain	242,005,323

Net Increase in Net Assets From Operations	$251,950,413

(a)	Net of foreign withholding taxes of $1,422,276.
(b)	Net of foreign capital gains tax of $25,530.
(c)	Includes change in foreign capital gains tax of $206,672.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,945,090	$14,604,127
Net realized gain (loss)	71,006,152	(17,012,466)
Net change in unrealized appreciation	170,999,171	12,484,974

Increase in net assets from operations	251,950,413	10,076,635

From Distributions to Shareholders
Net investment income
Class A	(11,323,590)	(10,805,117)
Class B	(3,474,759)	(3,267,233)
Class E	(229,424)	(224,399)
Net realized capital gains
Class A	0	(44,990,271)
Class B	0	(17,932,653)
Class E	0	(1,111,638)

Total distributions	(15,027,773)	(78,331,311)

Increase (decrease) in net assets from capital share transactions	(116,729,977)	89,900,099

Total increase in net assets	120,192,663	21,645,423

Net Assets
Beginning of period	1,300,187,095	1,278,541,672

End of period	$1,420,379,758	$1,300,187,095

Undistributed net investment income
End of period	$6,130,494	$11,213,177

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	365,922	$7,855,164	6,612,047	$125,637,728
Reinvestments	498,837	11,323,590	3,150,502	55,795,388
Redemptions	(4,809,334)	(103,943,224)	(3,965,358)	(75,196,317)

Net increase (decrease)	(3,944,575)	$(84,764,470)	5,797,191	$106,236,799

Class B
Sales	356,777	$7,693,704	1,267,429	$23,567,086
Reinvestments	153,682	3,474,759	1,201,807	21,199,886
Redemptions	(1,959,499)	(41,988,155)	(3,070,079)	(57,871,292)

Net decrease	(1,449,040)	$(30,819,692)	(600,843)	$(13,104,320)

Class E
Sales	39,436	$844,079	60,544	$1,131,182
Reinvestments	10,138	229,424	75,653	1,336,037
Redemptions	(103,309)	(2,219,318)	(303,927)	(5,699,599)

Net decrease	(53,735)	$(1,145,815)	(167,730)	$(3,232,380)

Increase (decrease) derived from capital shares transactions		$(116,729,977)		$89,900,099

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013(a)	2012
Net Asset Value, Beginning of Period	$19.28		$20.49	$20.34	$20.73	$16.63	$13.91

Income (Loss) from Investment Operations
Net investment income (b)	0.16		0.23 (c)	0.24	0.30	0.24	0.26
Net realized and unrealized gain (loss) on investments	3.73		(0.24)	0.64	0.14	4.24	2.71

Total from investment operations	3.89		(0.01)	0.88	0.44	4.48	2.97

Less Distributions
Distributions from net investment income	(0.26)		(0.23)	(0.26)	(0.21)	(0.38)	(0.25)
Distributions from net realized capital gains	0.00		(0.97)	(0.47)	(0.62)	0.00	0.00

Total distributions	(0.26)		(1.20)	(0.73)	(0.83)	(0.38)	(0.25)

Net Asset Value, End of Period	$22.91		$19.28	$20.49	$20.34	$20.73	$16.63

Total Return (%) (d)	20.17	(e)	0.46	4.10	2.30	27.32	21.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	(f)	0.71	0.71	0.74	0.71	0.62
Net ratio of expenses to average net assets (%) (g)	0.60	(f)	0.63	0.65	0.70	0.69	0.62
Ratio of net investment income to average net assets (%)	1.52	(f)	1.23 (c)	1.14	1.48	1.27	1.74
Portfolio turnover rate (%)	4	(e)	19	19	22	11	13
Net assets, end of period (in millions)	$1,009.1		$925.5	$864.8	$775.0	$484.4	$411.0

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013(a)	2012
Net Asset Value, Beginning of Period	$19.18		$20.38	$20.23	$20.63	$16.54	$13.83

Income (Loss) from Investment Operations
Net investment income (b)	0.13		0.19 (c)	0.19	0.24	0.18	0.22
Net realized and unrealized gain (loss) on investments	3.70		(0.24)	0.63	0.15	4.23	2.70

Total from investment operations	3.83		(0.05)	0.82	0.39	4.41	2.92

Less Distributions
Distributions from net investment income	(0.20)		(0.18)	(0.20)	(0.17)	(0.32)	(0.21)
Distributions from net realized capital gains	0.00		(0.97)	(0.47)	(0.62)	0.00	0.00

Total distributions	(0.20)		(1.15)	(0.67)	(0.79)	(0.32)	(0.21)

Net Asset Value, End of Period	$22.81		$19.18	$20.38	$20.23	$20.63	$16.54

Total Return (%) (d)	20.00	(e)	0.20	3.86	2.03	27.01	21.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(f)	0.96	0.96	0.99	0.96	0.87
Net ratio of expenses to average net assets (%) (g)	0.85	(f)	0.88	0.90	0.95	0.94	0.87
Ratio of net investment income to average net assets (%)	1.27	(f)	1.01 (c)	0.90	1.18	0.99	1.49
Portfolio turnover rate (%)	4	(e)	19	19	22	11	13
Net assets, end of period (in millions)	$388.0		$354.0	$388.4	$410.1	$448.6	$250.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013(a)	2012
Net Asset Value, Beginning of Period	$19.21		$20.41	$20.26	$20.66	$16.56	$13.85

Income (Loss) from Investment Operations
Net investment income (b)	0.15		0.21 (c)	0.21	0.26	0.20	0.24
Net realized and unrealized gain (loss) on investments	3.71		(0.24)	0.63	0.15	4.25	2.69

Total from investment operations	3.86		(0.03)	0.84	0.41	4.45	2.93

Less Distributions
Distributions from net investment income	(0.23)		(0.20)	(0.22)	(0.19)	(0.35)	(0.22)
Distributions from net realized capital gains	0.00		(0.97)	(0.47)	(0.62)	0.00	0.00

Total distributions	(0.23)		(1.17)	(0.69)	(0.81)	(0.35)	(0.22)

Net Asset Value, End of Period	$22.84		$19.21	$20.41	$20.26	$20.66	$16.56

Total Return (%) (d)	20.08	(e)	0.31	3.94	2.13	27.19	21.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(f)	0.86	0.86	0.89	0.86	0.77
Net ratio of expenses to average net assets (%) (g)	0.75	(f)	0.78	0.80	0.85	0.84	0.77
Ratio of net investment income to average net assets (%)	1.38	(f)	1.12 (c)	1.01	1.28	1.07	1.60
Portfolio turnover rate (%)	4	(e)	19	19	22	11	13
Net assets, end of period (in millions)	$23.3		$20.6	$25.4	$29.6	$34.7	$11.3

(a)	At the close of business on April 26, 2013, the Portfolio acquired all the assets and liabilities of the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (the “MSF Oppenheimer Global Equity Predecessor”). The MSF Oppenheimer Global Equity Predecessor was the accounting survivor of the merger for financial reporting purposes, therefore, the financial statements presented for the Portfolio reflect the historical results of MSF Oppenheimer Global Equity Predecessor prior to the acquisition and the combined results thereafter.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Oppenheimer Global Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

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Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gain tax reclasses, distribution re-designations and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

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Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $10,460,328. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $10,114,390. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

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Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$54,384,824	$0	$165,742,427

The Portfolio engaged in security transactions with other accounts managed by OppenheimerFunds, Inc., the subadviser to the Portfolio, that amounted to $914,446 in sales of investments, which are included above, and resulted in realized gains of $117,058.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$4,546,187	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

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Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. OppenheimerFunds, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period January 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $100 million
0.100%	$100 million to $250 million
0.090%	$250 million to $500 million
0.080%	$500 million to $600 million
0.090%	$600 million to $750 million
0.080%	$750 million to $800 million
0.110%	$800 million to $1.25 billion
0.130%	Over $1.25 billion

Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$17,561,320	$15,011,595	$60,769,991	$29,626,547	$78,331,311	$44,638,142

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$14,883,491	$—	$243,867,140	$(18,215,186)	$240,535,445

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

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Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
61,476,436	2,472,064	4,100,622

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	62,885,968	5,163,155
Robert Boulware	62,907,590	5,141,532
Susan C. Gause	63,097,045	4,952,077
Nancy Hawthorne	62,940,730	5,108,392
Barbara A. Nugent	63,132,551	4,916,571
John Rosenthal	62,997,496	5,051,626
Linda B. Strumpf	62,853,608	5,195,514
Dawn M. Vroegop	62,829,766	5,219,356

BHFTI-18

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned 4.94%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.27%.

MARKET ENVIRONMENT / CONDITIONS

2017 began with global equities reaching new highs and investors moving their interest rate expectations up sharply. Better than expected U.S. non-farm payroll figures released in the first quarter paved the way for a widely expected rise in short-term interest rates in mid-March. U.S. equity markets barely reacted to the rate hike, yet the cautious approach communicated by the U.S. Federal Reserve (the “Fed”) was sufficient to trigger a reversal in the bond market where longer-term yields moved lower. The second quarter began with investors taking a break to reassess the sustainability of the Trump reflation trade. Concerns emerged when the failure to pass a healthcare bill in March raised doubts about the ability of the new Trump Administration to push its widely anticipated tax reform through. Other factors contributing to investors’ cautiousness included worries about the French presidential elections, anxiety caused by the U.S. air strike in Syria, and the escalating North Korean crisis. However, Emmanuel Macron’s eventual success in the first round of the French presidential election and the good start to earnings season in most developed markets triggered a sharp rise in risk-appetite towards the end of April, boosting the performance of global equities. The upward trend came to an abrupt halt, however, in May when speculation that President Trump may have interfered in the investigation of former National Security Advisor Michael Flynn caused a sharp drop in equity prices and a corresponding spike in implied volatilities. The scare proved short-lived though, with equities promptly regaining their previous levels and ending June significantly up across all regions. For the six-month period, the MSCI Emerging Markets Index led the way with a return of 18.4% while the MSCI World ex-U.S. Index (Hedged) gained 7.5%. Within the U.S., large cap equities topped small caps for the period with the S&P 500 Index climbing 9.3% versus 5.0% for the Russell 2000 Index.

After delivering mostly positive performance for the first half of the year, bonds disappointed towards the end of June and many segments of the market finished the last month of the period in negative territory. The decline in bond market performance was largely influenced by the actions of central banks in the U.S. and abroad. Despite lower inflation and less than convincing U.S. economic data, the Fed raised short-term interest rates again in June; marking the third increase since December 2016. While public debate continues as to whether a clear path to steady economic growth is yet to emerge, the strength of the jobs market and the unemployment rate dropping to 4.3% (lowest in over a decade) strongly factored into the rate hike by the Fed. The U.S. yield curve subsequently continued to flatten as yields on the policy-sensitive shorter-term Treasuries have increased to their highest levels since 2009, while longer-term yields have declined since the start of the year. Across the Atlantic, government bond yields rose much more dramatically and prices fell following comments from European Central Bank President Mario Draghi indicating that the central bank may announce a tapering of its quantitative easing program later this year. While the sell-off hit European government bonds the hardest, the spillover effect also negatively impacted U.S. government bond prices in the waning days of June. The Citigroup U.S. Treasury Index ultimately ended the first half of 2017 up 1.9%, while the Citigroup World Government Bond Index ex-U.S. (Hedged) declined by 0.4%. The decline in U.S. inflation since March, combined with the late June increase in yields, weighed on the performance of Treasury Inflation-Protected Securities (“TIPS”) as the Barclays World Government Inflation-Linked Bond Index (Hedged) gained a modest 0.3%. With the exception of a slightly down month in February, the Barclays U.S. Credit Index gained 3.7% for the six month period as spreads narrowed and investor demand persisted.

Commodities largely displayed negative performance during the first half of 2017 with the S&P Goldman Sachs Commodity Index declining by 10.6%. Commodity prices have declined notably since March despite a simultaneous decline of the U.S. dollar. Commodities tend to have an inverse relationship with a declining U.S. dollar; however, with the exception of a brief rally for commodity prices in mid-to-late June, this relationship did not hold true for much of the period. Energy and certain soft commodities were the bottom performers, while livestock and grains were the top performing commodity sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The PanAgora Global Diversified Risk Portfolio’s investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and avoiding risk concentration within a portfolio is the best way to achieve true diversification. PanAgora seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including an approach to tactical risk management called Dynamic Risk Allocation. The Portfolio targets a neutral risk allocation of 40% equities, 40% nominal fixed income and 20% inflation protection.

Each of the three main asset classes used in the Portfolio contributed to positive absolute performance during the six month period. These include equities, nominal fixed income and inflation protected assets. Within equities, exposure to non-U.S. developed and emerging markets contributed the most, fueled in large part by the sharp rise in risk-appetite observed across the marketplace since late last year. Within nominal fixed income, investment grade credit and U.S. government debt were the top contributors. Investment grade credit, in particular, proved to be one fixed income asset class which managed to consistently generate positive performance throughout the first half of the year. In terms of inflation-protected assets, inflation-linked bonds contributed positively, while exposure to commodities modestly detracted. Although commodities in general have

BHFTI-1

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

significantly declined so far this year, the Portfolio’s risk-balanced allocation to the asset class has detracted only slightly. Within commodities, the Portfolio’s structural underweight to Energy notably contributed relative to a cap-weighted approach as the sub-asset class has declined so far this year.

On average, the Portfolio maintained an overweight position in equities and inflation-protected investments, and an underweight position to nominal fixed income relative to the Portfolio’s strategic (neutral) risk targets. For the six month period, this active positioning positively contributed to overall Portfolio performance.

The Portfolio invests in derivatives, such as exchange-traded futures within the equity, fixed income and commodities asset classes, and swaps on futures within fixed income and commodities. The Portfolio invests in derivatives in order to gain exposure to certain asset classes and to enhance returns. All derivatives used during the period performed as expected.

At the end of the period, the Portfolio maintained an overweight position in equities and an underweight to nominal fixed income while inflation-protected assets moved closer in line with the Portfolio’s strategic risk targets.

Within equities, the Portfolio remained overweight U.S. small cap, developed non-U.S., and emerging markets equities and underweight U.S. large cap stocks. Within nominal fixed income, the Portfolio was underweight U.S. and international government debt and overweight investment grade credit. Within inflation-protected investments, at period end the Portfolio was slightly overweight inflation-linked bonds and commodities.

Edward Qian

Bryan Belton

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	Since Inception[2]
PanAgora Global Diversified Risk Portfolio
Class B	4.94	1.71	4.78
Dow Jones Moderate Index	7.27	10.35	5.61

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of Class B shares is 4/14/2014. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	154.6
Global Developed Equities	39.4
Commodities - Production Weighted	20.5
Global Inflation-Linked Bonds	18.1
Global Emerging Equities	10.5

* The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class B(a)	Actual	1.17%	$1,000.00	$1,049.40	$5.95
	Hypothetical*	1.17%	$1,000.00	$1,018.99	$5.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017

Foreign Government—17.0% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Sovereign—17.0%
Deutsche Bundesrepublik Inflation Linked Bonds 0.100%, 04/15/23 (EUR) (a)	7,027,312	$8,523,066
France Government Bond OAT 0.250%, 07/25/24 (EUR) (a)	8,785,855	10,797,403
Italy Buoni Poliennali Del Tesoro 2.350%, 09/15/24 (144A) (EUR) (a)	4,979,867	6,313,475
United Kingdom Gilt Inflation Linked Bonds 0.625%, 03/22/40 (GBP) (a)	8,746,850	18,325,819

Total Foreign Government (Cost $42,517,193)		43,959,763

Mutual Fund—13.5%

Investment Company Security—13.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $34,424,185)	289,619	34,901,986

Common Stocks—12.4%

Aerospace & Defense—0.2%
Arconic, Inc.	741	16,784
Boeing Co. (The)	114	22,543
Bombardier, Inc. - Class B (b)	13,521	24,606
CAE, Inc.	2,768	47,727
Elbit Systems, Ltd.	530	65,434
General Dynamics Corp.	86	17,037
L3 Technologies, Inc.	98	16,374
Leonardo S.p.A.	1,580	26,393
Lockheed Martin Corp.	59	16,379
Northrop Grumman Corp.	68	17,456
Raytheon Co.	89	14,372
Rockwell Collins, Inc.	139	14,606
Safran S.A.	295	27,059
Thales S.A.	229	24,672
TransDigm Group, Inc.	104	27,962
United Technologies Corp.	153	18,683

		398,087

Air Freight & Logistics—0.0%
C.H. Robinson Worldwide, Inc.	211	14,492
Deutsche Post AG	876	32,871
Expeditors International of Washington, Inc.	329	18,582
FedEx Corp.	94	20,429
Yamato Holdings Co., Ltd.	800	16,249

		102,623

Airlines—0.1%
Alaska Air Group, Inc.	180	16,157
American Airlines Group, Inc.	353	17,763
Delta Air Lines, Inc.	247	13,274
International Consolidated Airlines Group S.A. - Class DI	2,843	22,608

Airlines—(Continued)
Ryanair Holdings plc (ADR) (b)	645	69,408
Singapore Airlines, Ltd.	4,000	29,409
Southwest Airlines Co.	310	19,263
United Continental Holdings, Inc. (b)	260	19,565

		207,447

Auto Components—0.1%
BorgWarner, Inc.	515	21,815
Delphi Automotive plc	206	18,056
GKN plc	6,802	28,872
Linamar Corp.	505	24,892
Magna International, Inc.	703	32,564
Nokian Renkaat Oyj	1,177	48,771

		174,970

Automobiles—0.0%
Daimler AG	344	24,955
Ferrari NV	523	45,067
Fiat Chrysler Automobiles NV (b)	2,298	24,242
General Motors Co.	445	15,544

		109,808

Banks—0.4%
ABN AMRO Group NV (144A)	1,069	28,566
Banco Bilbao Vizcaya Argentaria S.A.	3,372	28,183
Bank Hapoalim B.M.	6,281	42,337
Bank Leumi Le-Israel B.M.	8,506	41,307
Bank of America Corp.	1,000	24,260
Bank of East Asia, Ltd. (The)	6,400	27,502
Bank of Ireland (b)	120,655	31,917
Bank of Montreal	331	24,304
Bank of Nova Scotia (The)	409	24,604
Bankinter S.A.	3,025	27,992
BB&T Corp.	470	21,343
Canadian Imperial Bank of Commerce	295	23,974
Comerica, Inc.	279	20,434
Danske Bank A/S	1,272	49,101
DNB ASA	2,129	36,335
Erste Group Bank AG (b)	782	29,996
Fifth Third Bancorp	693	17,990
Fukuoka Financial Group, Inc.	5,000	23,817
Hang Seng Bank, Ltd.	1,500	31,374
Huntington Bancshares, Inc.	1,537	20,780
ING Groep NV	1,800	31,305
Intesa Sanpaolo S.p.A. - Risparmio Shares	6,879	20,502
Japan Post Bank Co., Ltd.	1,800	23,068
KBC Groep NV	400	30,364
KeyCorp	1,042	19,527
Mitsubishi UFJ Financial Group, Inc.	3,700	24,830
Mizrahi Tefahot Bank, Ltd.	2,557	46,537
Mizuho Financial Group, Inc.	11,700	21,443
People’s United Financial, Inc.	879	15,523
Raiffeisen Bank International AG (b)	1,007	25,485

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Regions Financial Corp.	1,465	$21,448
Royal Bank of Canada	347	25,196
Sumitomo Mitsui Financial Group, Inc.	500	19,560
SunTrust Banks, Inc.	236	13,386
Suruga Bank, Ltd.	900	21,870
Toronto-Dominion Bank (The)	500	25,197
U.S. Bancorp	317	16,459

		977,816

Beverages—0.3%
Anheuser-Busch InBev S.A.	432	47,803
Asahi Group Holdings, Ltd.	600	22,590
Brown-Forman Corp. - Class B	512	24,883
Carlsberg A/S - Class B	505	54,060
Coca-Cola Amatil, Ltd.	5,567	39,457
Coca-Cola Co. (The)	653	29,287
Coca-Cola European Partners plc	856	34,765
Constellation Brands, Inc. - Class A	167	32,353
Diageo plc	882	26,073
Dr Pepper Snapple Group, Inc.	367	33,437
Heineken Holding NV	402	36,946
Heineken NV	359	34,973
Kirin Holdings Co., Ltd.	1,400	28,546
Molson Coors Brewing Co. - Class B	401	34,622
Monster Beverage Corp. (b)	660	32,789
PepsiCo, Inc.	226	26,101
Pernod-Ricard S.A.	257	34,453
Remy Cointreau S.A.	348	40,665
Suntory Beverage & Food, Ltd.	600	27,913
Treasury Wine Estates, Ltd.	3,976	40,183

		681,899

Biotechnology—0.1%
AbbVie, Inc.	271	19,650
Alexion Pharmaceuticals, Inc. (b)	119	14,479
Amgen, Inc.	95	16,362
Biogen, Inc. (b)	61	16,553
Celgene Corp. (b)	136	17,662
CSL, Ltd.	550	58,441
Genmab A/S (b)	125	26,761
Grifols S.A.	3,073	85,699
Regeneron Pharmaceuticals, Inc. (b)	31	15,225
Shire plc	597	32,892

		303,724

Building Products—0.0%
Allegion plc	164	13,304
Johnson Controls International plc	346	15,002

		28,306

Capital Markets—0.1%
Bank of New York Mellon Corp. (The)	286	14,592
CBOE Holdings, Inc.	217	19,834
CME Group, Inc.	155	19,412
Daiwa Securities Group, Inc.	3,000	17,826

Capital Markets—(Continued)
Deutsche Boerse AG	304	32,148
E*Trade Financial Corp. (b)	516	19,623
Intercontinental Exchange, Inc.	300	19,776
Invesco, Ltd.	554	19,495
Moody’s Corp.	95	11,560
Northern Trust Corp.	128	12,443
Raymond James Financial, Inc.	244	19,574
T. Rowe Price Group, Inc.	207	15,361
UBS Group AG (b)	1,106	18,775

		240,419

Chemicals—0.6%
Agrium, Inc.	521	47,219
Air Liquide S.A.	438	54,431
Air Products & Chemicals, Inc.	274	39,198
Air Water, Inc.	1,400	25,803
Akzo Nobel NV	674	58,511
Albemarle Corp.	342	36,095
Arkema S.A.	326	34,811
CF Industries Holdings, Inc.	1,387	38,781
Chr Hansen Holding A/S	1,268	92,205
Croda International plc	618	31,285
Dow Chemical Co. (The)	402	25,354
E.I. du Pont de Nemours & Co.	363	29,298
Eastman Chemical Co.	359	30,152
Ecolab, Inc.	287	38,099
EMS-Chemie Holding AG	59	43,643
FMC Corp.	390	28,489
Frutarom Industries, Ltd.	1,021	71,421
Givaudan S.A.	20	40,023
International Flavors & Fragrances, Inc.	298	40,230
Israel Chemicals, Ltd.	10,392	48,977
Johnson Matthey plc	683	25,548
JSR Corp.	1,400	24,173
K&S AG	1,183	30,319
Kaneka Corp.	3,000	22,905
Koninklijke DSM NV	655	47,853
Kuraray Co., Ltd.	1,200	21,802
LyondellBasell Industries NV - Class A	401	33,840
Mitsubishi Gas Chemical Co., Inc.	1,200	25,435
Monsanto Co.	303	35,863
Mosaic Co. (The)	1,738	39,679
Novozymes A/S - B Shares	1,581	69,237
PPG Industries, Inc.	292	32,108
Praxair, Inc.	274	36,319
Sherwin-Williams Co. (The)	95	33,341
Shin-Etsu Chemical Co., Ltd.	300	27,253
Sika AG	6	38,625
Solvay S.A.	361	48,471
Sumitomo Chemical Co., Ltd.	4,000	23,073
Symrise AG	638	45,204
Teijin, Ltd.	1,000	19,259
Toray Industries, Inc.	3,000	25,133
Umicore S.A.	717	49,955
Yara International ASA	1,903	71,527

		1,680,947

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—0.1%
Brambles, Ltd.	3,912	$29,257
Cintas Corp.	159	20,040
ISS A/S	666	26,219
Republic Services, Inc.	355	22,624
Stericycle, Inc. (b)	397	30,299
Waste Management, Inc.	259	18,998

		147,437

Communications Equipment—0.1%
Cisco Systems, Inc.	486	15,212
F5 Networks, Inc. (b)	201	25,539
Harris Corp.	173	18,871
Juniper Networks, Inc.	468	13,048
Motorola Solutions, Inc.	189	16,394
Nokia Oyj	14,804	90,984
Telefonaktiebolaget LM Ericsson - B Shares	12,906	93,083

		273,131

Construction & Engineering—0.0%
Boskalis Westminster	622	20,211
Jacobs Engineering Group, Inc.	214	11,639
SNC-Lavalin Group, Inc.	718	31,044

		62,894

Construction Materials—0.1%
CRH plc	1,530	54,286
Fletcher Building, Ltd.	8,752	51,316
HeidelbergCement AG	313	30,288
Martin Marietta Materials, Inc.	154	34,277
Vulcan Materials Co.	291	36,864

		207,031

Consumer Finance—0.0%
Navient Corp.	875	14,569
Synchrony Financial	391	11,659

		26,228

Containers & Packaging—0.1%
Amcor, Ltd.	2,824	35,186
Avery Dennison Corp.	416	36,762
Ball Corp.	816	34,443
CCL Industries, Inc. - Class B	439	22,211
International Paper Co.	556	31,475
Sealed Air Corp.	757	33,883
WestRock Co.	609	34,506

		228,466

Distributors—0.0%
Genuine Parts Co.	133	12,337
Jardine Cycle & Carriage, Ltd.	1,400	45,115
LKQ Corp. (b)	423	13,938

		71,390

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	500	18,904
H&R Block, Inc.	576	17,804

		36,708

Diversified Financial Services—0.1%
Berkshire Hathaway, Inc. - Class B (b)	88	14,904
Industrivarden AB - C Shares	1,131	27,127
Investor AB - B Shares	527	25,492
Leucadia National Corp.	764	19,986
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,100	22,474
Wendel S.A.	141	20,893

		130,876

Diversified Telecommunication Services—1.1%
AT&T, Inc.	6,772	255,508
BCE, Inc.	1,778	80,070
Bezeq The Israeli Telecommunication Corp., Ltd.	51,085	84,795
BT Group plc	15,520	59,599
CenturyLink, Inc.	11,942	285,175
Deutsche Telekom AG	3,693	66,370
Elisa Oyj	1,913	74,155
HKT Trust & HKT, Ltd.	84,000	110,390
Iliad S.A.	253	59,860
Inmarsat plc	7,728	77,498
Koninklijke KPN NV	25,129	80,634
Level 3 Communications, Inc. (b)	4,018	238,267
Nippon Telegraph & Telephone Corp.	1,800	85,147
Orange S.A.	3,560	56,709
PCCW, Ltd.	157,000	89,298
Proximus	3,105	108,623
Singapore Telecommunications, Ltd.	27,200	76,856
Spark New Zealand, Ltd.	27,685	76,764
Swisscom AG	193	93,202
TDC A/S	12,434	72,439
Telecom Italia S.p.A. (b)	48,002	44,488
Telecom Italia S.p.A. - Risparmio Shares	59,282	43,858
Telefonica Deutschland Holding AG	14,420	72,063
Telefonica S.A.	5,840	60,383
Telenor ASA	4,744	78,679
Telia Co. AB	11,233	51,818
Telstra Corp., Ltd.	27,617	91,448
TELUS Corp.	1,830	63,178
TPG Telecom, Ltd.	14,589	64,008
Verizon Communications, Inc.	5,007	223,613

		2,924,895

Electric Utilities—0.8%
Alliant Energy Corp.	1,281	51,458
American Electric Power Co., Inc.	626	43,488
AusNet Services	35,475	47,305
Chubu Electric Power Co., Inc.	2,300	30,594
Chugoku Electric Power Co., Inc. (The)	2,900	31,985
CK Infrastructure Holdings, Ltd.	11,000	92,356
CLP Holdings, Ltd.	7,500	79,356
Contact Energy, Ltd.	16,959	64,755

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
DONG Energy A/S (144A)	2,128	$96,340
Duke Energy Corp.	524	43,801
Edison International	628	49,103
EDP - Energias de Portugal S.A.	19,813	64,822
Electricite de France S.A.	3,815	41,664
Emera, Inc.	1,377	51,192
Endesa S.A.	1,873	43,258
Enel S.p.A.	11,684	62,919
Entergy Corp.	600	46,062
Eversource Energy	716	43,468
Exelon Corp.	1,190	42,923
FirstEnergy Corp.	1,409	41,086
Fortis, Inc.	1,364	47,942
Fortum Oyj	3,905	61,413
HK Electric Investments & HK Electric Investments, Ltd. (144A)	67,500	62,252
Hydro One, Ltd. (144A)	2,467	44,192
Iberdrola S.A.	4,609	36,596
Kansai Electric Power Co., Inc. (The)	3,200	44,129
Kyushu Electric Power Co., Inc.	2,800	34,031
Mercury NZ, Ltd.	23,648	57,583
NextEra Energy, Inc.	341	47,784
PG&E Corp.	679	45,065
Pinnacle West Capital Corp.	615	52,373
Power Assets Holdings, Ltd.	7,500	66,189
PPL Corp.	1,139	44,034
Red Electrica Corp. S.A.	1,648	34,511
Southern Co. (The)	892	42,709
SSE plc	2,634	49,814
Terna Rete Elettrica Nazionale S.p.A.	11,385	61,612
Tohoku Electric Power Co., Inc.	2,300	31,863
Tokyo Electric Power Co. Holdings, Inc. (b)	5,800	23,948
Xcel Energy, Inc.	1,038	47,623

		2,003,598

Electrical Equipment—0.1%
ABB, Ltd.	1,108	27,412
Acuity Brands, Inc.	141	28,663
AMETEK, Inc.	388	23,501
Eaton Corp. plc	241	18,757
Emerson Electric Co.	316	18,840
Prysmian S.p.A.	1,058	31,229
Rockwell Automation, Inc.	107	17,330

		165,732

Electronic Equipment, Instruments & Components—0.1%
Amphenol Corp. - Class A	346	25,542
Corning, Inc.	679	20,404
FLIR Systems, Inc.	418	14,488
Hamamatsu Photonics KK	900	27,694
Hexagon AB - B Shares	1,675	79,676
Hirose Electric Co., Ltd.	200	28,568
Ingenico Group S.A.	566	51,356
Keyence Corp.	100	44,017
TE Connectivity, Ltd.	255	20,063

		311,808

Energy Equipment & Services—0.1%
Baker Hughes, Inc.	563	30,689
Halliburton Co.	527	22,508
Helmerich & Payne, Inc.	506	27,496
National Oilwell Varco, Inc.	1,069	35,213
Petrofac, Ltd.	11,261	65,012
Saipem S.p.A. (b)	13,123	48,508
Schlumberger, Ltd.	385	25,348
TechnipFMC plc (b)	1,045	28,424
Tenaris S.A.	3,811	59,432
Transocean, Ltd. (b)	4,112	33,842

		376,472

Equity Real Estate Investment Trusts—0.2%
Alexandria Real Estate Equities, Inc.	181	21,805
American Tower Corp.	81	10,718
Apartment Investment & Management Co. - Class A	320	13,751
AvalonBay Communities, Inc.	49	9,416
CapitaLand Mall Trust (REIT)	16,900	24,244
Crown Castle International Corp.	132	13,224
Digital Realty Trust, Inc.	95	10,730
Equity Residential	312	20,539
Essex Property Trust, Inc.	49	12,606
Extra Space Storage, Inc.	152	11,856
Federal Realty Investment Trust	179	22,624
Fonciere Des Regions (REIT)	212	19,729
Gecina S.A.	143	22,436
GGP, Inc.	900	21,204
GPT Group (The) (REIT)	7,625	28,047
H&R Real Estate Investment Trust	1,522	25,844
HCP, Inc.	366	11,697
Host Hotels & Resorts, Inc.	641	11,711
Kimco Realty Corp.	1,261	23,139
Klepierre (REIT)	281	11,517
Macerich Co. (The)	190	11,031
Mid-America Apartment Communities, Inc.	203	21,392
Mirvac Group (REIT)	7,066	11,568
Nippon Prologis REIT, Inc.	2	4,257
Public Storage	65	13,555
Realty Income Corp.	243	13,409
Scentre Group	5,107	15,882
SL Green Realty Corp.	119	12,590
Suntec Real Estate Investment Trust	23,500	31,921
UDR, Inc.	346	13,484
Ventas, Inc.	163	11,325
Vicinity Centres	10,867	21,455
Vornado Realty Trust	240	22,536
Welltower, Inc.	160	11,976
Weyerhaeuser Co.	560	18,760

		581,978

Food & Staples Retailing—0.4%
Aeon Co., Ltd.	1,800	27,376
Alimentation Couche Tard, Inc. - Class B	972	46,591
Carrefour S.A.	1,156	29,343
Colruyt S.A.	1,368	72,084

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Costco Wholesale Corp.	182	$29,107
CVS Health Corp.	375	30,173
Distribuidora Internacional de Alimentacion S.A.	10,019	62,566
Empire Co., Ltd.	3,656	62,362
FamilyMart UNY Holdings Co., Ltd.	400	22,916
George Weston, Ltd.	441	39,921
ICA Gruppen AB	1,306	48,689
J Sainsbury plc	7,199	23,618
Jean Coutu Group PJC, Inc. (The) - Class A	2,399	36,814
Jeronimo Martins SGPS S.A.	2,761	54,049
Koninklijke Ahold Delhaize NV	1,317	25,243
Kroger Co. (The)	1,059	24,696
Loblaw Cos., Ltd.	712	39,608
Metro AG	910	30,732
Metro, Inc.	1,203	39,593
Sysco Corp.	505	25,417
Wal-Mart Stores, Inc.	388	29,364
Walgreens Boots Alliance, Inc.	395	30,932
Wesfarmers, Ltd.	1,351	41,694
Whole Foods Market, Inc.	702	29,561
WM Morrison Supermarkets plc	7,958	25,021
Woolworths, Ltd.	2,362	46,412

		973,882

Food Products—0.5%
Ajinomoto Co., Inc.	1,300	28,093
Archer-Daniels-Midland Co.	654	27,063
Associated British Foods plc	716	27,386
Barry Callebaut AG (b)	22	30,270
Campbell Soup Co.	628	32,750
Chocoladefabriken Lindt & Spruengli AG	1	69,715
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	9	52,189
Conagra Brands, Inc.	951	34,008
Danone S.A.	490	36,833
General Mills, Inc.	612	33,905
Golden Agri-Resources, Ltd.	341,900	93,132
Hershey Co. (The)	282	30,278
Hormel Foods Corp.	1,248	42,569
J.M. Smucker Co. (The)	312	36,919
Kellogg Co.	424	29,451
Kerry Group plc - Class A	1,071	92,146
Kraft Heinz Co. (The)	301	25,778
Marine Harvest ASA (b)	3,243	55,508
McCormick & Co., Inc.	415	40,467
Mondelez International, Inc. - Class A	663	28,635
Nestle S.A.	374	32,579
NH Foods, Ltd.	1,000	30,400
Nisshin Seifun Group, Inc.	1,800	29,563
Nissin Foods Holdings Co., Ltd.	500	31,261
Orkla ASA	4,184	42,554
Saputo, Inc.	971	30,887
Tate & Lyle plc	3,028	26,128
Toyo Suisan Kaisha, Ltd.	900	34,516
Tyson Foods, Inc. - Class A	579	36,263
WH Group, Ltd. (144A)	83,500	84,280

Food Products—(Continued)
Wilmar International, Ltd.	18,700	45,505

		1,271,031

Gas Utilities—0.1%
APA Group	6,216	43,778
Gas Natural SDG S.A.	1,368	32,144
Hong Kong & China Gas Co., Ltd.	36,301	68,217
Osaka Gas Co., Ltd.	13,000	53,196
Toho Gas Co., Ltd.	5,000	36,419
Tokyo Gas Co., Ltd.	11,000	57,287

		291,041

Health Care Equipment & Supplies—0.3%
Abbott Laboratories	505	24,548
Baxter International, Inc.	327	19,797
Becton Dickinson & Co.	87	16,975
Boston Scientific Corp. (b)	655	18,157
C.R. Bard, Inc.	63	19,915
Cochlear, Ltd.	450	53,807
Coloplast A/S - Class B	670	56,121
Cooper Cos., Inc. (The)	107	25,618
DENTSPLY SIRONA, Inc.	281	18,220
Edwards Lifesciences Corp. (b)	178	21,047
Essilor International S.A.	607	77,611
Getinge AB - B Shares	4,937	96,870
Hologic, Inc. (b)	441	20,013
Intuitive Surgical, Inc. (b)	23	21,513
Medtronic plc	184	16,330
Smith & Nephew plc	3,434	59,316
Sonova Holding AG	316	51,303
Straumann Holding AG	10	5,689
Stryker Corp.	116	16,098
Terumo Corp.	800	31,536
Varian Medical Systems, Inc. (b)	180	18,574
William Demant Holding A/S (b)	1,180	30,639
Zimmer Biomet Holdings, Inc.	155	19,902

		739,599

Health Care Providers & Services—0.3%
Aetna, Inc.	147	22,319
AmerisourceBergen Corp.	202	19,095
Anthem, Inc.	133	25,021
Cardinal Health, Inc.	190	14,805
Centene Corp. (b)	234	18,692
Cigna Corp.	108	18,078
DaVita, Inc. (b)	248	16,060
Envision Healthcare Corp. (b)	481	30,144
Express Scripts Holding Co. (b)	249	15,896
Fresenius Medical Care AG & Co. KGaA	733	70,518
Fresenius SE & Co. KGaA	626	53,829
HCA Healthcare, Inc. (b)	219	19,097
Healthscope, Ltd.	23,317	39,659
Henry Schein, Inc. (b)	98	17,936
Humana, Inc.	79	19,009
Laboratory Corp. of America Holdings (b)	149	22,967

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
McKesson Corp.	99	$16,289
Mediclinic International plc	3,624	34,993
Medipal Holdings Corp.	1,700	31,490
Miraca Holdings, Inc.	600	27,031
Patterson Cos., Inc.	400	18,780
Quest Diagnostics, Inc.	205	22,788
Ramsay Health Care, Ltd.	848	48,014
Ryman Healthcare, Ltd.	14,146	85,940
Sonic Healthcare, Ltd.	3,593	66,887
Suzuken Co., Ltd.	800	26,600
UnitedHealth Group, Inc.	101	18,727
Universal Health Services, Inc. - Class B	172	20,998

		841,662

Health Care Technology—0.0%
Cerner Corp. (b)	294	19,542

Hotels, Restaurants & Leisure—0.2%
Aristocrat Leisure, Ltd.	2,143	37,130
Carnival Corp.	294	19,278
Carnival plc	307	20,328
Chipotle Mexican Grill, Inc. (b)	31	12,899
Compass Group plc	1,355	28,606
Darden Restaurants, Inc.	178	16,098
Domino’s Pizza Enterprises, Ltd.	433	17,333
Flight Centre Travel Group, Ltd.	996	29,342
Genting Singapore plc	70,500	55,579
Marriott International, Inc. - Class A	134	13,442
McDonald’s Corp.	115	17,613
McDonald’s Holdings Co. Japan, Ltd.	700	26,839
Oriental Land Co., Ltd.	400	27,096
Paddy Power Betfair plc	729	77,821
Restaurant Brands International, Inc.	528	33,037
Shangri-La Asia, Ltd.	20,000	33,969
SJM Holdings, Ltd.	26,000	27,414
Sodexo S.A.	226	29,220
Starbucks Corp.	214	12,478
Tabcorp Holdings, Ltd.	8,012	26,911
Tatts Group, Ltd.	10,383	33,406
Wyndham Worldwide Corp.	207	20,785
Wynn Macau, Ltd.	9,200	21,493
Yum! Brands, Inc.	224	16,522

		654,639

Household Durables—0.1%
Electrolux AB - Series B	1,406	46,237
Husqvarna AB - B Shares	4,333	43,210
Leggett & Platt, Inc.	284	14,919
Mohawk Industries, Inc. (b)	112	27,069
Techtronic Industries Co., Ltd.	8,500	39,086

		170,521

Household Products—0.1%
Church & Dwight Co., Inc.	620	32,166
Clorox Co. (The)	204	27,181

Household Products—(Continued)
Colgate-Palmolive Co.	368	27,280
Essity AB - Class B (b)	1,332	36,443
Henkel AG & Co. KGaA	377	45,600
Kimberly-Clark Corp.	210	27,113
Procter & Gamble Co. (The)	342	29,805
Reckitt Benckiser Group plc	343	34,802

		260,390

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	3,490	38,774
Electric Power Development Co., Ltd.	1,600	39,586
Meridian Energy, Ltd.	27,472	58,584
NRG Energy, Inc.	1,973	33,975

		170,919

Industrial Conglomerates—0.1%
3M Co.	104	21,652
CK Hutchison Holdings, Ltd.	3,500	43,944
General Electric Co.	529	14,288
Jardine Matheson Holdings, Ltd.	800	51,376
Keihan Holdings Co., Ltd.	4,000	25,456
Keppel Corp., Ltd.	7,100	32,441
NWS Holdings, Ltd.	16,000	31,479
Roper Technologies, Inc.	95	21,995
Smiths Group plc	1,278	26,627

		269,258

Insurance—0.3%
Admiral Group plc	962	25,106
Ageas	802	32,313
Allianz SE	173	34,093
American International Group, Inc.	128	8,003
Aon plc	96	12,763
Arthur J. Gallagher & Co.	380	21,755
Assurant, Inc.	92	9,539
Baloise Holding AG	217	33,552
Chubb, Ltd.	86	12,503
Cincinnati Financial Corp.	160	11,592
CNP Assurances	845	18,977
Dai-ichi Life Holdings, Inc.	1,200	21,789
Gjensidige Forsikring ASA	2,264	38,639
Hannover Rueck SE	244	29,323
Hartford Financial Services Group, Inc. (The)	261	13,721
Japan Post Holdings Co., Ltd.	1,800	22,348
Manulife Financial Corp.	1,564	29,319
Mapfre S.A.	7,302	25,518
Marsh & McLennan Cos., Inc.	156	12,162
MS&AD Insurance Group Holdings, Inc.	700	23,602
NN Group NV	888	31,617
Principal Financial Group, Inc.	264	16,914
Progressive Corp. (The)	216	9,523
Sampo Oyj - A Shares	1,108	56,959
SCOR SE	567	22,492
Sompo Holdings, Inc.	600	23,275
Sony Financial Holdings, Inc.	1,300	22,266

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Swiss Life Holding AG (b)	71	$23,987
Swiss Re AG	262	24,002
T&D Holdings, Inc.	1,700	25,838
Tokio Marine Holdings, Inc.	500	20,774
Torchmark Corp.	254	19,431
Travelers Cos., Inc. (The)	119	15,057
Tryg A/S	2,429	53,167
Unum Group	252	11,751
XL Group, Ltd.	404	17,695

		831,365

Internet & Direct Marketing Retail—0.0%
Amazon.com, Inc. (b)	13	12,584
Priceline Group, Inc. (The) (b)	8	14,964
TripAdvisor, Inc. (b)	376	14,363

		41,911

Internet Software & Services—0.1%
Akamai Technologies, Inc. (b)	140	6,973
Alphabet, Inc. - Class A (b)	19	17,664
Auto Trader Group plc (144A)	12,863	63,690
eBay, Inc. (b)	633	22,104
United Internet AG	1,172	64,449
VeriSign, Inc. (b)	187	17,384

		192,264

IT Services—0.3%
Accenture plc - Class A	119	14,718
Alliance Data Systems Corp.	65	16,685
Amadeus IT Group S.A.	1,525	91,228
Atos SE	411	57,668
Automatic Data Processing, Inc.	245	25,103
Capgemini SE	575	59,747
CGI Group, Inc. - Class A (b)	1,295	66,168
Cognizant Technology Solutions Corp. - Class A	178	11,819
Computershare, Ltd.	10,380	112,660
CSRA, Inc.	426	13,525
Fidelity National Information Services, Inc.	196	16,738
Fiserv, Inc. (b)	161	19,697
Global Payments, Inc.	163	14,722
International Business Machines Corp.	103	15,844
MasterCard, Inc. - Class A	158	19,189
Nomura Research Institute, Ltd.	800	31,573
NTT Data Corp.	2,000	22,290
Otsuka Corp.	500	31,048
Paychex, Inc.	297	16,911
PayPal Holdings, Inc. (b)	345	18,516
Total System Services, Inc.	244	14,213
Visa, Inc. - Class A	219	20,538
Western Union Co. (The)	722	13,754
Worldpay Group plc (144A)	20,659	84,738

		809,092

Leisure Products—0.0%
Hasbro, Inc.	140	15,611
Mattel, Inc.	1,084	23,339

Leisure Products—(Continued)
Sankyo Co., Ltd.	700	23,744

		62,694

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	374	22,182
Eurofins Scientific SE	118	66,527
Illumina, Inc. (b)	113	19,608
Lonza Group AG (b)	193	41,739
PerkinElmer, Inc.	295	20,101
QIAGEN NV (b)	948	31,566
Thermo Fisher Scientific, Inc.	100	17,447
Waters Corp. (b)	104	19,119

		238,289

Machinery—0.2%
Alfa Laval AB	1,206	24,711
Andritz AG	697	42,037
Caterpillar, Inc.	209	22,459
CNH Industrial NV	2,701	30,741
Cummins, Inc.	142	23,035
Dover Corp.	246	19,734
IMI plc	1,666	25,947
Ingersoll-Rand plc	210	19,192
Kone Oyj - Class B	580	29,578
MAN SE	343	36,769
Metso Oyj	803	27,880
Parker-Hannifin Corp.	139	22,215
Pentair plc	240	15,970
Sandvik AB	1,688	26,581
Schindler Holding AG	145	30,071
Schindler Holding AG (Participation Certificate)	131	27,729
SKF AB - B Shares	1,179	24,000
Snap-on, Inc.	113	17,854
Stanley Black & Decker, Inc.	166	23,361
Sumitomo Heavy Industries, Ltd.	3,700	24,376
Volvo AB - B Shares	1,271	21,710
Wartsila Oyj Abp	566	33,457
Yangzijiang Shipbuilding Holdings, Ltd.	41,200	35,615

		605,022

Marine—0.0%
AP Moller - Maersk A/S - Class A	15	28,667
AP Moller - Maersk A/S - Class B	15	30,310
Kuehne & Nagel International AG	191	31,927

		90,904

Media—0.2%
Altice NV - Class A (b)	1,444	33,580
Altice NV - Class B (b)	1,478	34,109
Comcast Corp. - Class A	495	19,265
Discovery Communications, Inc. - Class A (b)	401	10,358
Discovery Communications, Inc. - Class C (b)	364	9,176
DISH Network Corp. - Class A (b)	315	19,769
Lagardere SCA	856	27,071
News Corp. - Class A	1,538	21,071

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Omnicom Group, Inc.	164	$13,596
Pearson plc	2,410	21,706
Schibsted ASA - B Shares	1,563	34,564
Schibsted ASA - Class A	1,356	32,777
Scripps Networks Interactive, Inc. - Class A	327	22,337
SES S.A.	1,335	31,305
Shaw Communications, Inc. - Class B	2,047	44,656
Singapore Press Holdings, Ltd.	27,900	65,464
TEGNA, Inc.	1,443	20,794
Telenet Group Holding NV (b)	1,334	84,049
Time Warner, Inc.	190	19,078
Twenty-First Century Fox, Inc. - Class A	455	12,895
Walt Disney Co. (The)	129	13,706

		591,326

Metals & Mining—0.2%
Agnico Eagle Mines, Ltd.	681	30,710
Antofagasta plc	3,183	33,124
ArcelorMittal (b)	1,163	26,471
BHP Billiton, Ltd.	1,346	24,009
Boliden AB	1,530	41,809
Freeport-McMoRan, Inc. (b)	3,100	37,231
Fresnillo plc	497	9,645
Hitachi Metals, Ltd.	400	5,583
Maruichi Steel Tube, Ltd.	800	23,279
Newmont Mining Corp.	1,642	53,184
Nippon Steel & Sumitomo Metal Corp.	1,200	27,078
Norsk Hydro ASA	6,064	33,676
Nucor Corp.	593	34,317
Randgold Resources, Ltd.	277	24,515
Rio Tinto plc	660	27,828
Voestalpine AG	975	45,496
Wheaton Precious Metals Corp.	939	18,653

		496,608

Multi-Utilities—0.4%
AGL Energy, Ltd.	5,336	104,663
Ameren Corp.	891	48,711
Atco, Ltd. - Class I	1,185	46,338
Canadian Utilities, Ltd. - Class A	1,529	49,131
CenterPoint Energy, Inc.	1,509	41,316
Centrica plc	15,926	41,514
CMS Energy Corp.	1,029	47,591
Consolidated Edison, Inc.	582	47,037
Dominion Energy, Inc.	609	46,668
DTE Energy Co.	443	46,865
E.ON SE	5,599	52,840
Engie S.A.	3,139	47,656
Innogy SE (144A)	1,486	58,485
National Grid plc	3,730	46,296
NiSource, Inc.	1,778	45,090
Public Service Enterprise Group, Inc.	1,131	48,644
RWE AG (b)	2,545	50,749
SCANA Corp.	743	49,789
Sempra Energy	423	47,693
Suez	2,981	55,246

Multi-Utilities—(Continued)
Veolia Environnement S.A.	2,395	50,859
WEC Energy Group, Inc.	806	49,472

		1,122,653

Multiline Retail—0.1%
Canadian Tire Corp., Ltd. - Class A	369	41,988
Dollar General Corp.	329	23,718
Dollar Tree, Inc. (b)	182	12,725
Dollarama, Inc.	462	44,144
Harvey Norman Holdings, Ltd.	6,955	20,408
Macy’s, Inc.	446	10,365
Marks & Spencer Group plc	4,126	17,911
Nordstrom, Inc.	387	18,510
Target Corp.	251	13,125

		202,894

Oil, Gas & Consumable Fuels—1.0%
Anadarko Petroleum Corp.	522	23,667
Apache Corp.	509	24,396
BP plc	10,704	61,838
Cabot Oil & Gas Corp.	1,136	28,491
Caltex Australia, Ltd.	3,390	82,269
Canadian Natural Resources, Ltd.	821	23,690
Chesapeake Energy Corp. (b)	5,950	29,571
Chevron Corp.	223	23,266
Cimarex Energy Co.	267	25,101
Concho Resources, Inc. (b)	239	29,046
ConocoPhillips	517	22,727
Devon Energy Corp.	750	23,977
Enagas S.A.	2,419	67,955
Eni S.p.A.	3,981	60,077
EOG Resources, Inc.	272	24,621
EQT Corp.	508	29,764
Exxon Mobil Corp.	297	23,977
Galp Energia SGPS S.A.	5,386	81,809
Hess Corp.	588	25,796
Idemitsu Kosan Co., Ltd.	2,500	70,835
Imperial Oil, Ltd.	926	26,992
Inpex Corp.	8,300	80,047
Inter Pipeline, Ltd.	1,252	24,523
JXTG Holdings, Inc.	19,000	83,132
Kinder Morgan, Inc.	1,283	24,582
Koninklijke Vopak NV	2,824	131,101
Lundin Petroleum AB (b)	3,969	76,467
Marathon Oil Corp.	1,987	23,546
Marathon Petroleum Corp.	385	20,147
Murphy Oil Corp.	1,057	27,091
Neste Oyj	3,388	133,649
Newfield Exploration Co. (b)	796	22,654
Noble Energy, Inc.	866	24,508
Occidental Petroleum Corp.	418	25,026
Oil Search, Ltd.	10,238	53,676
OMV AG	1,819	94,563
ONEOK, Inc.	538	28,062
Origin Energy, Ltd. (b)	8,213	43,240
Phillips 66	289	23,897

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Pioneer Natural Resources Co.	166	$26,490
Range Resources Corp.	1,112	25,765
Repsol S.A.	4,799	73,623
Royal Dutch Shell plc - A Shares	1,973	52,409
Royal Dutch Shell plc - B Shares	1,809	48,588
Santos, Ltd. (b)	14,006	32,576
Showa Shell Sekiyu KK	9,400	87,343
Snam S.p.A.	14,773	64,614
Statoil ASA	5,448	90,546
Tesoro Corp.	271	25,366
Total S.A.	1,994	98,796
TransCanada Corp.	655	31,225
Valero Energy Corp.	325	21,924
Williams Cos., Inc. (The)	867	26,253
Woodside Petroleum, Ltd.	2,834	64,966

		2,520,260

Paper & Forest Products—0.0%
Mondi plc	1,233	32,358
Stora Enso Oyj - R Shares	2,814	36,387
UPM-Kymmene Oyj	1,287	36,705

		105,450

Personal Products—0.1%
Beiersdorf AG	469	49,395
Coty, Inc. - Class A	1,709	32,061
Estee Lauder Cos., Inc. (The) - Class A	343	32,921
L’Oreal S.A.	187	38,974
Unilever NV	612	33,822
Unilever plc	621	33,638

		220,811

Pharmaceuticals—0.5%
AstraZeneca plc	648	43,428
Bayer AG	395	51,107
Bristol-Myers Squibb Co.	248	13,819
Daiichi Sankyo Co., Ltd.	1,400	33,017
Eli Lilly & Co.	216	17,777
GlaxoSmithKline plc	2,714	57,811
Hikma Pharmaceuticals plc	1,485	28,442
Johnson & Johnson	118	15,610
Kyowa Hakko Kirin Co., Ltd.	1,600	29,775
Mallinckrodt plc (b)	582	26,079
Merck & Co., Inc.	311	19,932
Merck KGaA	416	50,360
Mitsubishi Tanabe Pharma Corp.	1,600	37,059
Novartis AG	575	48,018
Novo Nordisk A/S - Class B	1,150	49,329
Orion Oyj - Class B	1,854	118,385
Otsuka Holdings Co., Ltd.	600	25,589
Perrigo Co. plc	177	13,367
Pfizer, Inc.	475	15,955
Recordati S.p.A.	902	36,593
Roche Holding AG	178	45,450
Sanofi	850	81,695
Takeda Pharmaceutical Co., Ltd.	600	30,506

Pharmaceuticals—(Continued)
Taro Pharmaceutical Industries, Ltd. (b)	696	77,994
Teva Pharmaceutical Industries, Ltd. (ADR)	2,013	66,872
UCB S.A.	1,456	100,194
Valeant Pharmaceuticals International, Inc. (b)	3,574	62,121
Vifor Pharma AG	370	40,903
Zoetis, Inc.	358	22,332

		1,259,519

Professional Services—0.1%
Equifax, Inc.	97	13,330
Experian plc	1,195	24,540
RELX NV	1,863	38,336
Robert Half International, Inc.	330	15,817
Seek, Ltd.	2,171	28,207
SGS S.A.	12	29,092
Verisk Analytics, Inc. (b)	223	18,814

		168,136

Real Estate Management & Development—0.1%
Aeon Mall Co., Ltd.	1,000	19,703
Azrieli Group, Ltd.	912	50,667
CapitaLand, Ltd.	11,800	30,001
CBRE Group, Inc. - Class A (b)	282	10,265
City Developments, Ltd.	2,900	22,603
Deutsche Wohnen AG	855	32,728
First Capital Realty, Inc.	1,716	26,148
Mitsubishi Estate Co., Ltd.	1,000	18,681
Swire Pacific, Ltd. - Class A	2,500	24,417
Swiss Prime Site AG (b)	396	35,971
Vonovia SE	784	31,152
Wharf Holdings, Ltd. (The)	3,000	24,868

		327,204

Road & Rail—0.1%
Aurizon Holdings, Ltd.	8,386	34,512
Canadian National Railway Co.	536	43,490
Canadian Pacific Railway, Ltd.	194	31,214
ComfortDelGro Corp., Ltd.	14,400	24,085
CSX Corp.	419	22,861
DSV A/S	507	31,245
J.B. Hunt Transport Services, Inc.	150	13,707
Kansas City Southern	254	26,581
MTR Corp., Ltd.	8,000	45,078
Odakyu Electric Railway Co., Ltd.	1,100	22,207
Ryder System, Inc.	196	14,108
Union Pacific Corp.	205	22,327

		331,415

Semiconductors & Semiconductor Equipment—0.2%
Analog Devices, Inc.	317	24,663
ASM Pacific Technology, Ltd.	9,500	128,250
ASML Holding NV	484	63,017
Broadcom, Ltd.	78	18,178
Infineon Technologies AG	2,390	50,648
Microchip Technology, Inc.	301	23,231

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
NVIDIA Corp.	145	$20,961
NXP Semiconductors NV (b)	507	55,491
QUALCOMM, Inc.	319	17,615
Skyworks Solutions, Inc.	165	15,832
STMicroelectronics NV	3,046	43,678
Texas Instruments, Inc.	323	24,849
Xilinx, Inc.	329	21,161

		507,574

Software—0.3%
Activision Blizzard, Inc.	316	18,192
Adobe Systems, Inc. (b)	137	19,377
Autodesk, Inc. (b)	194	19,559
CA, Inc.	808	27,852
Check Point Software Technologies, Ltd. (b)	690	75,265
Constellation Software, Inc.	119	62,254
Dassault Systemes SE	722	64,705
Dell Technologies, Inc. - Class V (b)	73	4,461
Gemalto NV	927	55,985
Intuit, Inc.	166	22,046
Microsoft Corp.	263	18,129
Mobileye NV (b)	1,181	74,167
Nice, Ltd.	938	74,406
Open Text Corp.	2,022	63,819
Oracle Corp.	419	21,009
Oracle Corp. Japan	500	32,494
Red Hat, Inc. (b)	141	13,501
Sage Group plc (The)	8,689	77,918
SAP SE	680	71,073
Symantec Corp.	778	21,979
Synopsys, Inc. (b)	337	24,577

		862,768

Specialty Retail—0.2%
ABC-Mart, Inc.	300	17,676
Advance Auto Parts, Inc.	122	14,224
AutoNation, Inc. (b)	549	23,146
AutoZone, Inc. (b)	26	14,832
Bed Bath & Beyond, Inc.	376	11,430
Best Buy Co., Inc.	382	21,900
Dufry AG (b)	227	37,354
Foot Locker, Inc.	302	14,883
Gap, Inc. (The)	1,026	22,562
Hennes & Mauritz AB - B Shares	1,557	38,887
Industria de Diseno Textil S.A.	1,927	74,208
Kingfisher plc	5,580	21,854
L Brands, Inc.	251	13,526
Nitori Holdings Co., Ltd.	100	13,382
O’Reilly Automotive, Inc. (b)	47	10,281
Ross Stores, Inc.	203	11,719
Shimamura Co., Ltd.	100	12,239
Signet Jewelers, Ltd.	399	25,233
Staples, Inc.	1,585	15,961
Tiffany & Co.	185	17,366
TJX Cos., Inc. (The)	169	12,197
Tractor Supply Co.	426	23,093

Specialty Retail—(Continued)
Ulta Salon Cosmetics & Fragrance, Inc. (b)	45	12,930
USS Co., Ltd.	1,200	23,873

		504,756

Technology Hardware, Storage & Peripherals—0.1%
Blackberry, Ltd. (b)	4,583	45,802
Canon, Inc.	800	27,223
FUJIFILM Holdings Corp.	700	25,198
HP, Inc.	794	13,879
NetApp, Inc.	561	22,468
Western Digital Corp.	248	21,973

		156,543

Textiles, Apparel & Luxury Goods—0.2%
adidas AG	33	6,326
Christian Dior SE	69	19,730
Cie Financiere Richemont S.A.	404	33,337
Coach, Inc.	387	18,320
Gildan Activewear, Inc.	1,420	43,636
Li & Fung, Ltd.	64,000	23,315
Luxottica Group S.p.A.	868	50,365
Michael Kors Holdings, Ltd. (b)	796	28,855
NIKE, Inc. - Class B	289	17,051
Pandora A/S	764	71,629
Ralph Lauren Corp.	395	29,151
Swatch Group AG (The)	461	33,677
Swatch Group AG (The) - Bearer Shares	89	32,903
Under Armour, Inc. - Class A (b)	1,239	26,961
Under Armour, Inc. - Class C (b)	825	16,632
VF Corp.	341	19,642
Yue Yuen Industrial Holdings, Ltd.	9,500	39,425

		510,955

Tobacco—0.1%
Altria Group, Inc.	392	29,192
Imperial Brands plc	527	23,698
Philip Morris International, Inc.	220	25,839
Reynolds American, Inc.	436	28,357
Swedish Match AB	1,193	42,064

		149,150

Trading Companies & Distributors—0.1%
AerCap Holdings NV (b)	452	20,986
Brenntag AG	505	29,240
Fastenal Co.	280	12,189
Finning International, Inc.	1,449	28,404
Marubeni Corp.	3,900	25,167
Wolseley plc	425	26,136
WW Grainger, Inc.	91	16,428

		158,550

Transportation Infrastructure—0.1%
Aena S.A. (144A)	150	29,309
Aeroports de Paris	168	27,138
Atlantia S.p.A.	1,323	37,363

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Transportation Infrastructure—(Continued)
Auckland International Airport, Ltd.	10,634	$55,567
Fraport AG Frankfurt Airport Services Worldwide	407	36,003
Hutchison Port Holdings Trust - Class U	68,300	29,371
SATS, Ltd.	7,500	27,848
Sydney Airport	6,700	36,497
Transurban Group	4,862	44,252

		323,348

Water Utilities—0.1%
American Water Works Co., Inc.	434	33,830
Severn Trent plc	1,768	50,283
United Utilities Group plc	4,461	50,439

		134,552

Wireless Telecommunication Services—0.2%
KDDI Corp.	2,200	58,283
Millicom International Cellular S.A.	880	52,047
NTT DoCoMo, Inc.	3,200	75,536
Rogers Communications, Inc. - Class B	1,209	57,103
SoftBank Group Corp.	600	48,747
StarHub, Ltd.	38,000	75,172
Tele2 AB - B Shares	5,534	58,157
Vodafone Group plc	24,408	69,265

		494,310

Total Common Stocks (Cost $29,681,465)		32,137,497

U.S. Treasury & Government Agencies—9.1%

U.S. Treasury—9.1%
U.S. Treasury Inflation Indexed Bonds 3.875%, 04/15/29 (a)	5,383,990	7,309,262
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/18 (a)	2,009,649	2,002,348
0.125%, 01/15/23 (a)	2,097,335	2,078,159
0.250%, 01/15/25 (a)	5,863,350	5,759,217
0.375%, 07/15/25 (a)	6,392,324	6,344,298

Total U.S. Treasury & Government Agencies (Cost $23,763,346)		23,493,284

Preferred Stocks—0.0%

Automobiles—0.0%
Bayerische Motoren Werke (BMW) AG	344	28,384

Household Products—0.0%
Henkel AG & Co. KGaA	304	41,840

Total Preferred Stocks (Cost $62,762)		70,224

Short-Term Investments–38.1%
Security Description	Shares/ Principal Amount*	Value

Mutual Funds—8.0%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.850% (c)	12,052,106	12,052,106
UBS Select Treasury Institutional Fund, Institutional Class, 0.800% (c)	8,540,103	8,540,103

		20,592,209

Repurchase Agreement—18.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $46,346,581 on 07/03/17, collateralized by $45,240,000 U.S. Treasury Note at 4.000% due 08/15/18 with a value of $47,274,805.	46,346,117	46,346,117

U.S. Treasury—12.1%
U.S. Treasury Bills 0.751%, 07/13/17 (d)	20,000,000	19,995,700
0.938%, 09/07/17 (d) (e)	8,000,000	7,986,064
0.976%, 09/07/17 (d) (e)	3,300,000	3,294,251

		31,276,015

Total Short-Term Investments (Cost $98,212,730)		98,214,341

Total Investments—90.1% (Cost $228,661,681) (f)		232,777,095
Other assets and liabilities (net)—9.9%		25,475,943

Net Assets—100.0%		$258,253,038

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	Non-income producing security.
(c)	The rate shown represents the annualized seven-day yield as of June 30, 2017.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $11,280,315.
(f)	As of June 30, 2017, the aggregate cost of investments was $228,661,681. The aggregate unrealized appreciation and depreciation of investments were $4,826,173 and $(710,759), respectively, resulting in net unrealized appreciation of $4,115,414.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $6,865,327, which is 2.7% of net assets.
(EUR)—	Euro
(GBP)—	British Pound
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	212,055	Barclays Bank plc	07/28/17	$242,327	$157

Contracts to Deliver
AUD	2,000,000	State Street Bank and Trust	07/28/17	1,516,139	(20,601)
AUD	167,460	State Street Bank and Trust	07/28/17	128,694	23
CAD	57,013	Barclays Bank plc	07/28/17	43,934	(49)
CAD	2,500,000	State Street Bank and Trust	07/28/17	1,898,020	(30,629)
CHF	37,626	Barclays Bank plc	07/28/17	39,285	(10)
CHF	1,000,000	State Street Bank and Trust	07/28/17	1,039,686	(4,672)
EUR	22,495,000	Barclays Bank plc	07/25/17	25,147,993	(570,971)
EUR	6,800,000	State Street Bank and Trust	07/28/17	7,695,234	(80,529)
GBP	14,290,000	Barclays Bank plc	07/25/17	18,222,069	(401,794)
GBP	60,314	Barclays Bank plc	07/28/17	78,483	(131)
GBP	1,400,000	State Street Bank and Trust	07/28/17	1,791,212	(33,551)
HKD	9,300,000	State Street Bank and Trust	07/28/17	1,193,240	1,253
HKD	172,352	State Street Bank and Trust	07/28/17	22,095	5
JPY	304,600,000	State Street Bank and Trust	07/28/17	2,712,981	2,210
JPY	2,553,791	State Street Bank and Trust	07/28/17	22,809	82

Net Unrealized Depreciation					$(1,139,207)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum Futures	09/18/17	64	USD	3,090,656	$(19,456)
Amsterdam Index Futures	07/21/17	17	EUR	1,773,108	(58,259)
Australian 10 Year Treasury Bond Futures	09/15/17	282	AUD	37,009,367	(428,969)
Bloomberg Commodity Index Futures	09/20/17	546	USD	4,457,053	52,907
Brent Crude Oil Futures	07/31/17	42	USD	1,987,159	61,181
Canada Government Bond 10 Year Futures	09/20/17	236	CAD	34,065,125	(690,411)
Cattle Feeder Futures	08/31/17	33	USD	2,084,525	356,238
Cattle Feeder Futures	10/26/17	8	USD	607,059	(19,359)
Cocoa Futures	12/13/17	120	USD	2,443,808	(83,408)
Coffee “C” Futures	09/19/17	21	USD	1,026,189	(36,302)
Copper Futures	09/27/17	28	USD	1,806,462	91,238
Corn Futures	09/14/17	47	USD	890,795	4,555
Corn Futures	12/14/17	21	USD	408,411	3,189
Cotton No. 2 Futures	12/06/17	56	USD	2,096,533	(176,013)
DAX Index Futures	09/15/17	7	EUR	2,221,578	(74,900)
Euro-BTP Futures	09/07/17	219	EUR	29,262,246	380,809
Euro-Bobl Futures	09/07/17	100	EUR	13,301,095	(149,730)
Euro-Bund Futures	09/07/17	73	EUR	12,003,649	(213,740)
Euro-Buxl 30 Year Bond Futures	09/07/17	40	EUR	6,657,504	(133,293)
FTSE 100 Index Futures	09/15/17	39	GBP	2,895,727	(92,672)
Gasoline RBOB Futures	08/31/17	24	USD	1,467,690	46,729
Gold 100 oz. Futures	08/29/17	43	USD	5,404,842	(62,952)
Goldman Sachs Commodity Index Futures	07/18/17	39	USD	3,602,779	26,171
Hang Seng Index Futures	07/28/17	12	HKD	15,367,140	(2,067)
IBEX 35 Index Futures	07/21/17	9	EUR	968,188	(36,157)
Interest Rate Swap 10 Year Futures	09/18/17	332	USD	34,100,360	(391,985)
Interest Rate Swap 5 Year Futures	09/18/17	648	USD	65,235,683	(466,058)
Japanese Government 10 Year Bond Mini Futures	09/11/17	436	JPY	6,563,740,200	(121,913)
Lean Hogs Futures	08/14/17	4	USD	123,414	10,586
Lean Hogs Futures	10/13/17	41	USD	1,097,074	58,306

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Lean Hogs Futures	12/14/17	5	USD	126,016	$934
Live Cattle Futures	08/31/17	59	USD	2,857,838	(113,158)
Live Cattle Futures	10/31/17	44	USD	2,009,189	18,331
Live Cattle Futures	12/29/17	14	USD	667,956	(19,476)
Low Sulphur Gas Oil Futures	09/12/17	29	USD	1,287,678	(20,378)
MSCI Emerging Markets Index Mini Futures	09/15/17	538	USD	27,209,979	(86,709)
Natural Gas Futures	08/29/17	65	USD	1,974,310	(4,160)
New York Harbor ULSD Futures	08/31/17	14	USD	820,341	56,191
Nickel Futures	09/18/17	34	USD	1,862,942	52,108
OMX Stockholm 30 Index Futures	07/21/17	54	SEK	8,918,100	(31,247)
Russell 2000 Index Mini Futures	09/15/17	402	USD	28,546,695	(119,265)
S&P 500 Index E-Mini Futures	09/15/17	163	USD	19,791,460	(61,125)
S&P TSX 60 Index Futures	09/14/17	22	CAD	3,984,380	(55,444)
SPI 200 Index Futures	09/21/17	24	AUD	3,367,452	16,869
Silver Futures	09/27/17	33	USD	2,778,402	(34,947)
Soybean Futures	11/14/17	14	USD	670,468	(2,143)
Soybean Meal Futures	12/14/17	14	USD	423,963	11,717
Soybean Oil Futures	09/14/17	44	USD	873,448	1,976
Soybean Oil Futures	12/14/17	42	USD	811,654	28,514
Sugar No. 11 Futures	09/29/17	68	USD	1,102,253	(50,483)
TOPIX Index Futures	09/07/17	26	JPY	417,576,000	12,572
U.S. Treasury Long Bond Futures	09/20/17	88	USD	13,400,979	123,521
U.S. Treasury Note 2 Year Futures	09/29/17	325	USD	70,332,746	(97,199)
United Kingdom Long Gilt Bond Futures	09/27/17	157	GBP	20,046,537	(432,475)
Wheat Futures	12/14/17	24	USD	573,898	80,102
Zinc Futures	09/18/17	35	USD	2,228,566	186,434

Futures Contracts—Short
Aluminum Futures	09/18/17	(6)	USD	(287,667)	(258)
Nickel Futures	09/18/17	(6)	USD	(336,387)	(1,563)
Zinc Futures	09/18/17	(7)	USD	(471,849)	(11,152)

Net Unrealized Depreciation					$(2,717,648)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3M LIBOR	1.750%	09/20/19	USD	83,123,000	$(61,985)
Pay	3M LIBOR	1.750%	09/20/19	USD	17,000,000	(26,811)

Net Unrealized Depreciation						$(88,796)

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$43,959,763	$—	$43,959,763
Total Mutual Fund*	34,901,986	—	—	34,901,986
Common Stocks
Aerospace & Defense	254,529	143,558	—	398,087
Air Freight & Logistics	53,503	49,120	—	102,623
Airlines	155,430	52,017	—	207,447
Auto Components	126,199	48,771	—	174,970
Automobiles	15,544	94,264	—	109,808
Banks	398,131	579,685	—	977,816
Beverages	213,472	468,427	—	681,899
Biotechnology	99,931	203,793	—	303,724
Building Products	28,306	—	—	28,306
Capital Markets	171,670	68,749	—	240,419
Chemicals	564,065	1,116,882	—	1,680,947
Commercial Services & Supplies	91,961	55,476	—	147,437
Communications Equipment	89,064	184,067	—	273,131
Construction & Engineering	42,683	20,211	—	62,894
Construction Materials	71,141	135,890	—	207,031
Consumer Finance	26,228	—	—	26,228
Containers & Packaging	193,280	35,186	—	228,466
Distributors	26,275	45,115	—	71,390
Diversified Consumer Services	17,804	18,904	—	36,708
Diversified Financial Services	34,890	95,986	—	130,876
Diversified Telecommunication Services	1,145,811	1,779,084	—	2,924,895
Electric Utilities	784,303	1,219,295	—	2,003,598
Electrical Equipment	107,091	58,641	—	165,732
Electronic Equipment, Instruments & Components	80,497	231,311	—	311,808
Energy Equipment & Services	203,520	172,952	—	376,472
Equity Real Estate Investment Trusts	418,264	163,714	—	581,978
Food & Staples Retailing	464,139	509,743	—	973,882
Food Products	498,688	772,343	—	1,271,031
Gas Utilities	—	291,041	—	291,041
Health Care Equipment & Supplies	282,396	457,203	—	739,599
Health Care Providers & Services	356,701	484,961	—	841,662
Health Care Technology	19,542	—	—	19,542
Hotels, Restaurants & Leisure	183,645	470,994	—	654,639
Household Durables	41,988	128,533	—	170,521

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Household Products	$179,988	$80,402	$—	$260,390
Independent Power and Renewable Electricity Producers	72,749	98,170	—	170,919
Industrial Conglomerates	57,935	211,323	—	269,258
Insurance	247,566	583,799	—	831,365
Internet & Direct Marketing Retail	41,911	—	—	41,911
Internet Software & Services	64,125	128,139	—	192,264
IT Services	318,140	490,952	—	809,092
Leisure Products	38,950	23,744	—	62,694
Life Sciences Tools & Services	98,457	139,832	—	238,289
Machinery	188,196	416,826	—	605,022
Marine	—	90,904	—	90,904
Media	226,701	364,625	—	591,326
Metals & Mining	234,297	262,311	—	496,608
Multi-Utilities	614,345	508,308	—	1,122,653
Multiline Retail	164,575	38,319	—	202,894
Oil, Gas & Consumable Fuels	786,141	1,734,119	—	2,520,260
Paper & Forest Products	—	105,450	—	105,450
Personal Products	64,982	155,829	—	220,811
Pharmaceuticals	388,451	871,068	—	1,259,519
Professional Services	47,961	120,175	—	168,136
Real Estate Management & Development	36,413	290,791	—	327,204
Road & Rail	174,288	157,127	—	331,415
Semiconductors & Semiconductor Equipment	221,981	285,593	—	507,574
Software	486,187	376,581	—	862,768
Specialty Retail	265,283	239,473	—	504,756
Technology Hardware, Storage & Peripherals	104,122	52,421	—	156,543
Textiles, Apparel & Luxury Goods	219,978	290,977	—	510,955
Tobacco	83,388	65,762	—	149,150
Trading Companies & Distributors	103,174	55,376	—	158,550
Transportation Infrastructure	—	323,348	—	323,348
Water Utilities	33,830	100,722	—	134,552
Wireless Telecommunication Services	57,103	437,207	—	494,310
Total Common Stocks	12,881,908	19,255,589	—	32,137,497
Total U.S. Treasury & Government Agencies*	—	23,493,284	—	23,493,284
Total Preferred Stocks*	—	70,224	—	70,224
Short-Term Investments
Mutual Funds	20,592,209	—	—	20,592,209
Repurchase Agreement	—	46,346,117	—	46,346,117
U.S. Treasury	—	31,276,015	—	31,276,015
Total Short-Term Investments	20,592,209	77,622,132	—	98,214,341
Total Investments	$68,376,103	$164,400,992	$—	$232,777,095

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,730	$—	$3,730
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,142,937)	—	(1,142,937)
Total Forward Contracts	$—	$(1,139,207)	$—	$(1,139,207)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,681,178	$—	$—	$1,681,178
Futures Contracts (Unrealized Depreciation)	(4,398,826)	—	—	(4,398,826)
Total Futures Contracts	$(2,717,648)	$—	$—	$(2,717,648)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(88,796)	$—	$(88,796)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2017

Assets
Investments at value (a)	$186,430,978
Repurchase Agreement	46,346,117
Cash	24,901,076
Cash denominated in foreign currencies (b)	292,936
Cash collateral for centrally cleared swap contracts	1,101,613
Unrealized appreciation on forward foreign currency exchange contracts	3,730
Receivable for:
Investments sold	977,084
Fund shares sold	34,870
Dividends and interest	209,255
Variation margin on futures contracts	694,428
Prepaid expenses	66

Total Assets	260,992,153
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,142,937
Payables for:
Investments purchased	1,126,189
Fund shares redeemed	39,144
Variation margin on centrally cleared swap contracts	40,621
Accrued Expenses:
Management fees	141,234
Distribution and service fees	54,367
Deferred trustees’ fees	63,287
Other expenses	131,336

Total Liabilities	2,739,115

Net Assets	$258,253,038

Net Assets Consist of:
Paid in surplus	$249,169,679
Undistributed net investment income	366,700
Accumulated net realized gain	8,555,692
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	160,967

Net Assets	$258,253,038

Net Assets
Class B	$258,253,038
Capital Shares Outstanding*
Class B	23,851,519
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $182,315,564.
(b)	Identified cost of cash denominated in foreign currencies was $298,464.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2017

Investment Income
Dividends (a)	$1,024,296
Interest	754,496

Total investment income	1,778,792
Expenses
Management fees	793,637
Administration fees	21,260
Deferred expense reimbursement	174,819
Custodian and accounting fees	30,952
Distribution and service fees—Class B	305,364
Audit and tax services	44,654
Legal	21,976
Trustees’ fees and expenses	26,454
Shareholder reporting	8,341
Insurance	298
Miscellaneous	4,943

Total expenses	1,432,698

Net Investment Income	346,094

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	931,913
Futures contracts	10,326,598
Swap contracts	365,400
Foreign currency transactions	(2,524,486)

Net realized gain	9,099,425

Net change in unrealized appreciation (depreciation) on:
Investments	5,821,289
Futures contracts	(2,513,817)
Swap contracts	(190,064)
Foreign currency transactions	(1,080,905)

Net change in unrealized appreciation	2,036,503

Net realized and unrealized gain	11,135,928

Net Increase in Net Assets From Operations	$11,482,022

(a)	Net of foreign withholding taxes of $47,802.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$346,094	$(631,174)
Net realized gain	9,099,425	6,821,207
Net change in unrealized appreciation (depreciation)	2,036,503	(1,748,113)

Increase in net assets from operations	11,482,022	4,441,920

From Distributions to Shareholders
Net investment income
Class B	0	(3,083,468)
Net realized capital gains
Class B	0	(3,398,823)

Total distributions	0	(6,482,291)

Increase in net assets from capital share transactions	58,055,574	136,344,141

Total increase in net assets	69,537,596	134,303,770

Net Assets
Beginning of period	188,715,442	54,411,672

End of period	$258,253,038	$188,715,442

Undistributed net investment income
End of period	$366,700	$20,606

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	7,500,382	$78,830,851	13,998,616	$150,780,232
Reinvestments	0	0	628,129	6,482,291
Redemptions	(1,938,674)	(20,775,277)	(1,991,946)	(20,918,382)

Net increase	5,561,708	$58,055,574	12,634,799	$136,344,141

Increase derived from capital shares transactions		$58,055,574		$136,344,141

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2017		Year Ended December 31,
			2016		2015	2014(a)
Net Asset Value, Beginning of Period	$10.32		$9.62		$10.31	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.02		(0.06	)(c)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	0.49		1.13		(0.48)	0.60

Total from investment operations	0.51		1.07		(0.56)	0.54

Less Distributions
Distributions from net investment income	0.00		(0.18)		(0.06)	(0.03)
Distributions from net realized capital gains	0.00		(0.19)		(0.07)	(0.20)

Total distributions	0.00		(0.37)		(0.13)	(0.23)

Net Asset Value, End of Period	$10.83		$10.32		$9.62	$10.31

Total Return (%) (d)	4.94	(e)	11.12		(5.48)	5.40	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.17	(f)	1.30		1.50	3.66	(f)
Net ratio of expenses to average net assets (%) (g)	1.17	(f)	1.30		1.30	1.30	(f)
Ratio of net investment income (loss) to average net assets (%)	0.28	(f)	(0.60	)(c)	(0.77)	(0.74	)(f)
Portfolio turnover rate (%)	22	(e)	1		68	9	(e)
Net assets, end of period (in millions)	$258.3		$188.7		$54.4	$22.4

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Risk Diversified Risk Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 14, 2014 and it invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2017, the Portfolio held $51,620,665 in the Subsidiary, representing 19.8% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value (“NAV”) to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-24

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (“REITs”), premium amortization adjustments, controlled foreign corporation adjustments and return of capital distributions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-25

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had investments in repurchase agreements with a gross value of $46,346,117, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than

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Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$88,796
	Unrealized appreciation on futures contracts (a) (c)	$504,330	Unrealized depreciation on futures contracts (a) (c)	3,125,773
Equity	Unrealized appreciation on futures contracts (a) (c)	29,441	Unrealized depreciation on futures contracts (a) (c)	617,845
Commodity	Unrealized appreciation on futures contracts (a) (c)	1,147,407	Unrealized depreciation on futures contracts (a) (c)	655,208
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,730	Unrealized depreciation on forward foreign currency exchange contracts	1,142,937

Total		$1,684,908		$5,630,559

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$157	$(157)	$—	$—
State Street Bank and Trust	3,573	(3,573)	—	—

	$3,730	$(3,730)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$972,955	$(157)	$—	$972,798
State Street Bank and Trust	169,982	(3,573)	—	166,409

	$1,142,937	$(3,730)	$—	$1,139,207

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(2,821,542)	$(2,821,542)
Futures contracts	5,359,733	6,675,912	(1,709,047)	—	10,326,598
Swap contracts	365,400	—	—	—	365,400

	$5,725,133	$6,675,912	$(1,709,047)	$(2,821,542)	$7,870,456

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Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(1,069,633)	$(1,069,633)
Futures contracts	(3,187,559)	(7,586)	681,328	—	(2,513,817)
Swap contracts	(190,064)	—	—	—	(190,064)

	$(3,377,623)	$(7,586)	$681,328	$(1,069,633)	$(3,773,514)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$62,562,376
Futures contracts long	301,098,407
Futures contracts short	(1,360)
Swap contracts	77,456,667

‡	Averages are based on activity levels during the period.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The

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Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$19,895,905	$53,368,921	$11,517,559	$17,209,777

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$793,637	0.650%	First $250 million
	0.640%	$250 million to $750 million
	0.630%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2018. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement Class B
1.30%

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Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of June 30, 2017, there were no expenses deferred in 2017 and $174,819 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2014 and were recovered during year ended December 2016 were 142,277. The amount of expenses deferred in 2014 and 2015, which were recovered during the period ended June 30, 2017 were $89,654 and $85,165 respectively. Amounts recouped for the period ended June 30, 2017 are shown as Deferred expense reimbursement in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2016	2015	2016	2015	2016	2015	2016	2015
$2,869,989	$317,260	$1,931,098	$162,502	$1,681,204	$61,696	$6,482,291	$541,458

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Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Late Year Ordinary and Post October Capital Loss Deferrals	Other Accumulated Capital Losses	Total
$—	$—	$(1,925,580)	$(424,115)	$—	$(2,349,695)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2016, the Portfolio utilized accumulated capital losses of $238,975.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

11. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

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Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PanAgora Global Diversified Risk Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PanAgora Global Diversified Risk Portfolio and subsidiary (one of the portfolios constituting Brighthouse Funds Trust I) (the “Portfolio”) as of June 30, 2017, and the related consolidated statement of operations for the six months then ended, the consolidated statements of changes in net assets for the six months then ended and the year ended December 31, 2016, and the consolidated financial highlights for the six months then ended, for each of the two years in the period ended December 31, 2016 and for the period from April 14, 2014 (commencement of operations) to December 31, 2014. These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of PanAgora Global Diversified Risk Portfolio and subsidiary of Brighthouse Funds Trust I as of June 30, 2017, the results of their operations for the six months then ended, the changes in their net assets for the six months then ended and the year ended December 31, 2016, and the consolidated financial highlights for the six months then ended, for each of the two years in the period then ended December 31, 2016 and for the period from April 14, 2014 (commencement of operations) to December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 25, 2017

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Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
13,953,015	910,578	943,388

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	14,209,107	1,597,875
Robert Boulware	14,206,478	1,600,504
Susan C. Gause	14,209,725	1,597,257
Nancy Hawthorne	14,209,631	1,597,351
Barbara A. Nugent	14,215,363	1,591,619
John Rosenthal	14,171,207	1,635,775
Linda B. Strumpf	14,077,585	1,729,397
Dawn M. Vroegop	14,240,232	1,566,750

BHFTI-34

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed By Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the PIMCO Inflation Protected Bond Portfolio returned 1.41%, 1.27%, and 1.36%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. TIPS Index1, returned 0.85%.

MARKET ENVIRONMENT / CONDITIONS

Much of the first quarter of 2017 was marked by surging optimism among U.S. businesses and consumers along with solid fundamentals that helped bolster risk appetites. However, the risk rally moderated some as policy setbacks raised concerns about the administration’s ability to implement its pro-growth agenda. Despite this, volatility remained relatively low, equities rallied, and credit spreads tightened while U.S. yields remained generally range-bound. Solid U.S. economic data gave the Federal Reserve (the “Fed”) an opportunity to continue on its path toward policy normalization, though its March rate hike was perceived as more dovish given the largely unchanged statement and “dot plot.” Inflation expectations were generally stable, and the fundamental backdrop remained relatively healthy and unchanged. In the eurozone, the Dutch election results tempered some of the risks related to more nationalist, anti-E.U. sentiment leading up to the French and German elections.

Moving into the second quarter, geopolitics dominated headlines, with key elections in France and political controversy in both the United States and Brazil contributing to brief periods of market volatility. Still, robust risk appetite continued, following some of the first quarter’s trends: volatility remained relatively low, equities rallied, and credit spreads tightened while emerging market assets broadly continued to strengthen despite falling oil prices and another Fed rate hike. The Fed’s actions and details of its plan to reduce its balance sheet contributed to a flattening in the U.S. yield curve, with short term rates rising and longer-term yields declining over the quarter. Inflation expectations dropped to pre-U.S. election levels on the back of falling oil prices, soft inflation data, and waning prospects for fiscal stimulus. In Europe, Macron’s presidential victory in France tempered risks related to more nationalist, anti-E.U. outcomes in the eurozone. However, global central bankers struck a less accommodative tone: rhetoric from the European Central Bank, Bank of England, and Bank of Canada highlighted positive economic outlooks and suggested the potential for a reduction in easy monetary policy. In turn, most developed market yields rose higher even as those in the U.S. (outside the front-end) fell.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Nominal duration and curve positioning in the U.S., which was implemented through the use of cash bonds, short futures, and pay-fixed interest rate swaps, added to performance as an overweight to the belly (3 to 10-year maturities) of the yield curve benefitted from a decline in mid to long-term rates. A short position to U.K. nominal duration, which was partially facilitated through the use of pay-fixed interest rate swaps, added to performance as Gilt yields sold off (prices fell and yields rose), reversing the year’s earlier downward trend. In addition, a bearish position in U.K. breakeven inflation (the difference between nominal and real yields), which was partly achieved through the use of inflation swaps, contributed as inflation expectations trended lower despite recent strength in Consumer Price Index. Spread sector exposure, particularly positions in investment grade and high yield Financials, Residential Mortgage-Backed Securities, and dollar-denominated emerging market debt contributed to performance amid broad spread tightening over the quarter. Within currencies, a long position in the Brazilian real through the use of currency forwards detracted from performance as the currency depreciated amid heightened political scandal.

The Portfolio ended the period with a duration position close to that of the benchmark while continuing to overweight real duration exposure in the U.S. We remained tactical in our Treasury Inflation-Protected Securities (“TIPS”) curve positioning based on relative value and roll-down opportunities. Additionally, we believed TIPS could provide attractively-priced insurance against upside surprises in inflation and that any increase in nominal yields would likely be driven by inflation expectations moving higher. We were also long breakeven inflation levels in the U.S. as market inflation expectations remained below levels we felt were justified given strong core inflation dynamics. The Portfolio maintained exposure to diversifying sources of non-U.S. real duration, such as inflation-linked sovereign bonds in New Zealand. These issues offer higher real yields relative to those in the U.S., benefiting portfolio yield, and may benefit from a steeper real yield curve through roll-down. We also continued to favor being short U.K. breakeven inflation, as inflation remained well below the rich levels embedded in financial markets. Within spread sectors, we remained focused on high-quality sources of yield such as emerging market debt, mortgages, and corporate issues concentrated within Financials and housing-related credits. The Portfolio’s non-dollar currency exposures were primarily focused in tactical long

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Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed By Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

positions of select emerging market currencies (Brazilian real, Mexican peso, Indian rupee) and a short bias to the Australian dollar.

Mihir P. Worah

Jeremie Banet

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. TIPS INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
PIMCO Inflation Protected Bond Portfolio
Class A	1.41	0.48	0.16	4.47
Class B	1.27	0.33	-0.07	4.23
Class E	1.36	0.43	0.02	4.33
Bloomberg Barclays U.S. TIPS Index	0.85	-0.63	0.27	4.27

1 The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	113.2
Corporate Bonds & Notes	7.8
Foreign Government	7.4
Asset-Backed Securities	5.2
Mortgage-Backed Securities	1.9
Purchased Options	0.1

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Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.81%	$1,000.00	$1,014.10	$4.05
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class B(a)	Actual	1.06%	$1,000.00	$1,012.70	$5.29
	Hypothetical*	1.06%	$1,000.00	$1,019.54	$5.31

Class E(a)	Actual	0.96%	$1,000.00	$1,013.60	$4.79
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

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Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—113.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—0.7%
Fannie Mae 30 Yr. Pool 3.000%, TBA (a)	1,000,000	$997,105
Fannie Mae ARM Pool 1.892%, 07/01/44 (b)	13,999	14,221
1.892%, 09/01/44 (b)	27,768	28,195
2.951%, 11/01/34 (b)	611,370	647,154
Fannie Mae REMICS (CMO) 1.120%, 12/25/36 (b)	53,655	52,756
1.276%, 07/25/37 (b)	490,522	481,257
1.366%, 08/25/34 (b)	59,978	59,383
1.566%, 07/25/37 (b)	12,900	12,950
1.596%, 07/25/37 (b)	95,773	96,274
1.896%, 02/25/41 (b)	1,749,290	1,772,011
3.129%, 05/25/35 (b)	342,117	360,719
Fannie Mae Whole Loan (CMO) 1.566%, 05/25/42 (b)	54,356	54,660
Freddie Mac ARM Non-Gold Pool 2.859%, 01/01/34 (b)	83,591	87,904
Freddie Mac REMICS (CMO) 1.309%, 10/15/20 (b)	78,245	78,255
1.389%, 02/15/19 (b)	84,058	84,053
1.609%, 08/15/33 (b)	901,481	902,798
Freddie Mac Strips (CMO) 1.609%, 09/15/42 (b)	7,241,052	7,257,331
Freddie Mac Structured Pass-Through Securities (CMO) 1.476%, 08/25/31 (b)	44,975	44,128
1.892%, 10/25/44 (b)	2,510,816	2,545,563
1.892%, 02/25/45 (b)	761,787	762,058
Government National Mortgage Association (CMO) 1.823%, 08/20/66 (b)	292,443	295,223
2.550%, 04/20/67 (b)	3,501,011	3,615,028

		20,249,026

U.S. Treasury—112.5%
U.S. Treasury Bonds 3.000%, 02/15/47 (c)	15,290,000	15,772,583
3.000%, 05/15/47 (c)	15,040,000	15,521,746
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43 (c) (d) (e)	9,647,524	8,874,796
0.750%, 02/15/42 (c) (d)	28,486,376	27,102,992
0.750%, 02/15/45 (c) (d)	23,885,730	22,400,539
1.000%, 02/15/46 (c) (d)	76,883,364	76,814,399
1.375%, 02/15/44 (c) (d)	75,321,625	81,933,885
1.750%, 01/15/28 (c) (d)	103,860,019	115,763,728
2.000%, 01/15/26 (c) (d)	22,490,306	25,202,839
2.125%, 02/15/40 (c) (d)	40,959,576	50,941,589
2.125%, 02/15/41 (c) (d)	12,027,398	15,026,742
2.375%, 01/15/25 (c) (d)	225,433,498	256,821,055
2.375%, 01/15/27 (c) (d)	24,301,706	28,213,455
2.500%, 01/15/29 (c) (d)	141,186,010	169,745,257
3.625%, 04/15/28 (c) (d) (e)	65,318,395	85,328,490
3.875%, 04/15/29 (c) (d)	43,199,904	58,647,844

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/18 (c) (d)	25,148,767	25,057,402
0.125%, 04/15/19 (c) (d)	44,816,049	44,836,305
0.125%, 04/15/20 (c) (d) (f) (g)	80,933,859	81,058,416
0.125%, 04/15/21 (c) (d) (e) (f) (g) (h)	204,202,994	203,891,993
0.125%, 01/15/22 (c) (d) (e) (g) (h)	7,163,265	7,152,548
0.125%, 04/15/22 (c) (d)	42,229,360	42,027,842
0.125%, 07/15/22 (c) (d)	213,974,572	213,701,540
0.125%, 01/15/23 (c) (d)	274,088,262	271,582,273
0.125%, 07/15/24 (c) (d)	49,693,640	48,812,423
0.125%, 07/15/26 (c) (d)	22,200,205	21,413,585
0.250%, 01/15/25 (c) (d)	83,025,737	81,551,200
0.375%, 07/15/23 (c) (d)	189,517,739	190,738,233
0.375%, 07/15/25 (c) (d)	32,134,062	31,892,638
0.375%, 01/15/27 (c) (d)	23,892,404	23,465,662
0.625%, 07/15/21 (c) (d) (h)	49,364,409	50,591,213
0.625%, 01/15/24 (c) (d)	74,217,065	75,274,287
0.625%, 01/15/26 (c) (d)	110,240,825	110,938,209
0.875%, 02/15/47 (c) (d) (e)	33,247,689	32,264,787
1.250%, 07/15/20 (c) (d)	58,637,483	61,129,283
1.375%, 07/15/18 (d) (e) (g)	1,179,183	1,197,853
1.375%, 01/15/20 (c) (d)	30,252,110	31,354,315
1.625%, 01/15/18 (c) (d)	23,335,526	23,440,653
1.875%, 07/15/19 (c) (d) (f) (g)	16,378,415	17,070,502
U.S. Treasury Notes 1.875%, 02/28/22 (c) (e) (g)	105,600,000	105,727,882
1.875%, 04/30/22 (c) (e)	200,000	199,961
2.000%, 11/15/26 (c)	1,400,000	1,365,109
2.125%, 05/15/25 (c) (e) (f) (h)	26,700,000	26,532,084
2.750%, 02/15/24 (c)	101,800,000	105,919,744

		2,984,299,881

Total U.S. Treasury & Government Agencies (Cost $3,109,153,535)		3,004,548,907

Corporate Bonds & Notes—7.8%

Agriculture—0.0%
BAT International Finance plc 2.750%, 06/15/20 (144A)	100,000	101,306
Imperial Brands Finance plc 2.950%, 07/21/20 (144A)	200,000	203,379
Japan Tobacco, Inc. 2.100%, 07/23/18 (144A)	100,000	100,388

		405,073

Auto Manufacturers—0.2%
Ford Motor Credit Co. LLC 2.943%, 01/08/19	100,000	101,285
5.000%, 05/15/18	2,000,000	2,051,158
General Motors Financial Co., Inc. 2.350%, 10/04/19	200,000	199,980
2.569%, 10/04/19 (b)	100,000	101,121
3.100%, 01/15/19	500,000	506,833

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
Volkswagen Group of America Finance LLC 1.642%, 05/22/18 (144A) (b)	1,200,000	$1,200,943
2.125%, 05/23/19 (144A)	1,400,000	1,401,273
2.450%, 11/20/19 (144A)	500,000	502,764

		6,065,357

Banks—4.0%
Bank of America N.A. 1.750%, 06/05/18	15,300,000	15,320,303
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	4,800,000	5,286,000
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	6,600,000	6,857,275
Deutsche Bank AG 4.250%, 10/14/21	11,700,000	12,269,591
Goldman Sachs Group, Inc. (The) 2.446%, 09/15/20 (b)	10,000,000	10,171,730
ING Bank NV 2.625%, 12/05/22 (144A)	3,300,000	3,327,750
JPMorgan Chase & Co. 7.900%, 04/30/18 (b)	900,000	935,550
Mitsubishi UFJ Financial Group, Inc. 3.082%, 03/01/21 (b)	4,100,000	4,279,683
Nykredit Realkredit A/S 1.000%, 07/01/17 (DKK)	79,800,000	12,245,638
2.000%, 07/01/17 (DKK)	58,200,000	8,938,306
2.000%, 10/01/17 (DKK)	31,400,000	4,849,896
2.500%, 10/01/47 (DKK)	20,472,535	3,189,424
Realkredit Danmark A/S 1.000%, 04/01/18 (DKK)	4,100,000	636,222
2.500%, 10/01/47 (DKK)	14,774,118	2,302,800
Santander Holdings USA, Inc. 2.642%, 11/24/17 (b)	500,000	501,993
UBS AG 1.539%, 12/07/18 (144A) (b) (i)	6,800,000	6,802,176
1.799%, 06/08/20 (144A) (b)	7,100,000	7,109,727

		105,024,064

Commercial Services—0.0%
ERAC USA Finance LLC 2.800%, 11/01/18 (144A)	100,000	101,041
5.250%, 10/01/20 (144A)	100,000	108,530

		209,571

Computers—0.1%
Dell International LLC / EMC Corp. 3.480%, 06/01/19 (144A)	300,000	307,013
Hewlett Packard Enterprise Co. 2.450%, 10/05/17	1,133,000	1,135,830

		1,442,843

Diversified Financial Services—1.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.750%, 05/15/19	1,100,000	1,129,844
4.625%, 10/30/20	400,000	425,109
Air Lease Corp. 4.750%, 03/01/20	100,000	106,094
Ally Financial, Inc. 3.250%, 02/13/18	15,200,000	15,295,000
3.750%, 11/18/19	200,000	204,500
BRFkredit A/S 2.000%, 10/01/17 (DKK)	13,500,000	2,085,147
2.500%, 10/01/47 (DKK)	2,572,125	400,712
4.000%, 01/01/18 (DKK)	7,000,000	1,098,769
International Lease Finance Corp. 5.875%, 04/01/19	300,000	318,622
6.250%, 05/15/19	800,000	858,067
8.250%, 12/15/20	900,000	1,059,669
LeasePlan Corp. NV 2.875%, 01/22/19 (144A)	100,000	100,317
Navient Corp. 4.625%, 09/25/17	300,000	300,750
4.875%, 06/17/19	200,000	208,000
5.500%, 01/15/19	1,400,000	1,457,750
Nordea Kredit Realkreditaktieselskab 1.000%, 10/01/17 (DKK)	10,500,000	1,617,829
2.000%, 10/01/17 (DKK)	20,700,000	3,197,224
2.000%, 01/01/18 (DKK)	500,000	77,803
2.500%, 10/01/47 (DKK)	4,229,198	659,193
OneMain Financial Holdings LLC 6.750%, 12/15/19 (144A)	100,000	105,000
Springleaf Finance Corp. 8.250%, 12/15/20	100,000	112,250
Synchrony Financial 2.580%, 11/09/17 (b)	800,000	802,539

		31,620,188

Electric—0.0%
Iberdrola Finance Ireland, Ltd. 5.000%, 09/11/19 (144A)	100,000	105,907

Home Builders—0.0%
DR Horton, Inc. 3.750%, 03/01/19	100,000	102,298

Machinery-Diversified—0.3%
John Deere Capital Corp. 1.577%, 06/22/20 (b)	8,800,000	8,810,736

Media—0.0%
DISH DBS Corp. 4.625%, 07/15/17	100,000	99,875
Sky plc 2.625%, 09/16/19 (144A) (i)	100,000	100,677

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Time Warner Cable LLC 5.000%, 02/01/20	200,000	$213,359
8.250%, 04/01/19	100,000	110,315

		524,226

Oil & Gas—0.6%
Petrobras Global Finance B.V. 4.250%, 10/02/23 (EUR)	600,000	698,653
4.375%, 05/20/23	300,000	282,900
5.375%, 01/27/21	5,100,000	5,185,170
6.125%, 01/17/22	5,000,000	5,157,500
6.250%, 12/14/26 (GBP)	300,000	396,969
8.375%, 05/23/21	2,500,000	2,798,450

		14,519,642

Pharmaceuticals—0.1%
EMD Finance LLC 2.400%, 03/19/20 (144A)	100,000	100,638
Teva Pharmaceutical Finance IV LLC 2.250%, 03/18/20	100,000	99,900
Teva Pharmaceutical Finance Netherlands III B.V. 2.200%, 07/21/21	1,984,000	1,947,612

		2,148,150

Pipelines—0.6%
Enable Midstream Partners L.P. 2.400%, 05/15/19	100,000	99,608
Enbridge, Inc. 1.946%, 06/15/20 (b)	7,800,000	7,795,531
Kinder Morgan Energy Partners L.P. 9.000%, 02/01/19	100,000	110,310
Kinder Morgan, Inc. 7.250%, 06/01/18	300,000	314,036
Plains All American Pipeline L.P. / PAA Finance Corp. 2.600%, 12/15/19	100,000	100,275
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.750%, 09/01/20	100,000	108,173
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	100,000	108,867
Spectra Energy Partners L.P. 1.920%, 06/05/20 (b)	7,300,000	7,328,426
TransCanada PipeLines, Ltd. 3.800%, 10/01/20	600,000	629,762

		16,594,988

Real Estate—0.0%
Akelius Residential Property AB 3.375%, 09/23/20 (EUR)	100,000	123,707

Real Estate Investment Trusts—0.2%
American Tower Corp. 2.800%, 06/01/20	300,000	304,077

Real Estate Investment Trusts—(Continued)
Unibail-Rodamco SE 1.928%, 04/16/19 (b)	5,800,000	5,776,330

		6,080,407

Telecommunications—0.5%
AT&T, Inc. 1.808%, 01/15/20 (b)	4,900,000	4,925,392
2.023%, 07/15/21 (b)	7,300,000	7,375,606
Deutsche Telekom International Finance B.V. 1.500%, 09/19/19 (144A)	100,000	98,591
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	100,000	100,875
Telefonica Emisiones S.A.U. 5.877%, 07/15/19	400,000	429,769

		12,930,233

Transportation—0.0%
AP Moeller - Maersk A/S 2.550%, 09/22/19 (144A)	100,000	100,685
Ryder System, Inc. 2.450%, 09/03/19	100,000	100,910

		201,595

Total Corporate Bonds & Notes (Cost $203,336,990)		206,908,985

Foreign Government—7.4%

Sovereign—7.4%
Argentine Republic Government International Bond 6.875%, 01/26/27	7,600,000	7,873,600
Brazil Letras do Tesouro Nacional 8.853%, 07/01/18 (BRL)	180,800,000	50,203,176
10.422%, 10/01/17 (BRL)	26,800,000	7,904,281
11.550%, 01/01/18 (BRL)	214,200,000	61,953,708
Canadian Government Real Return Bond 4.250%, 12/01/26 (CAD) (d)	7,125,936	7,480,859
Hellenic Republic Government International Bonds 3.800%, 08/08/17 (JPY)	150,000,000	1,318,346
4.500%, 07/03/17 (JPY)	300,000,000	2,667,259
Japanese Government CPI Linked Bonds 0.100%, 03/10/24 (JPY) (d)	174,420,000	1,607,037
0.100%, 03/10/27 (JPY) (d)	1,893,780,000	17,650,585
Mexican Bonos 4.750%, 06/14/18 (MXN)	65,252,000	3,523,527
7.750%, 05/29/31 (MXN)	120,200,000	7,091,494
New Zealand Government Bonds 2.500%, 09/20/35 (NZD) (d)	1,537,650	1,214,589
3.000%, 09/20/30 (NZD) (d)	11,600,000	9,925,669
United Kingdom Gilt 1.500%, 07/22/47 (GBP)	600,000	715,658
3.250%, 01/22/44 (GBP)	580,000	964,410

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
United Kingdom Gilt Inflation Linked 0.125%, 03/22/44 (GBP) (d)	890,608	$1,791,092
0.125%, 03/22/46 (GBP) (d)	2,127,377	4,393,535
0.125%, 03/22/58 (GBP) (d)	401,785	1,012,834
0.125%, 11/22/65 (GBP) (d)	2,366,546	6,805,610

Total Foreign Government (Cost $198,215,398)		196,097,269

Asset-Backed Securities—5.2%

Asset-Backed - Home Equity—0.4%
Bear Stearns Asset-Backed Securities Trust 1.716%, 12/25/35 (b)	600,000	597,773
Citigroup Mortgage Loan Trust, Inc. 1.676%, 10/25/35 (b)	3,700,000	3,036,474
First NLC Trust 1.286%, 08/25/37 (144A) (b)	1,202,637	675,385
HSI Asset Securitization Corp. Trust 1.266%, 10/25/36 (b)	6,351	3,425
Master Asset-Backed Securities Trust 1.716%, 10/25/35 (b)	178,448	161,285
Nomura Home Equity Loan, Inc 1.506%, 03/25/36 (b)	3,000,000	2,554,223
NovaStar Mortgage Funding Trust 1.686%, 01/25/36 (b)	2,000,000	1,862,631
Soundview Home Loan Trust 1.276%, 11/25/36 (144A) (b)	52,367	21,331

		8,912,527

Asset-Backed - Other—4.1%
Alpstar CLO 2 plc 0.080%, 05/15/24 (144A) (EUR) (b)	350,656	400,226
Amortizing Residential Collateral Trust 2.341%, 08/25/32 (b)	1,071,595	1,001,189
Atlas Senior Loan Fund II, Ltd. 2.400%, 01/30/24 (144A) (b)	1,671,435	1,670,588
Avery Point CLO, Ltd. 2.256%, 04/25/26 (144A) (b)	8,100,000	8,107,460
Bayview Opportunity Master Fund Trust 3.475%, 04/28/32 (144A) (b)	942,604	941,620
Cadogan Square CLO B.V. Zero Coupon, 07/24/23 (144A) (EUR) (b)	137,280	156,752
CELF Low Levered Partners plc Zero Coupon, 03/04/24 (144A) (EUR) (b)	88,523	101,076
CIT Mortgage Loan Trust 2.566%, 10/25/37 (144A) (b)	5,917,412	5,872,671
Cordatus CLO I plc 0.758%, 01/30/24 (GBP) (b)	406,791	529,685
Cordatus CLO II plc Zero Coupon, 07/25/24 (EUR) (b)	633,568	723,366
0.759%, 07/25/24 (GBP) (b)	241,637	314,603
Countrywide Asset-Backed Certificates 1.416%, 04/25/36 (b)	30,281	30,263

Asset-Backed - Other—(Continued)
Credit-Based Asset Servicing and Securitization LLC 1.336%, 07/25/37 (144A) (b)	122,803	79,919
CSAB Mortgage-Backed Trust 5.720%, 09/25/36	650,813	396,498
CVP Cascade CLO-1, Ltd. 2.308%, 01/16/26 (144A) (b)	1,200,000	1,200,936
CWABS Asset-Backed Certificates Trust 1.746%, 02/25/36 (b)	4,900,000	4,821,631
2.221%, 01/25/35 (b)	388,430	388,597
Eaton Vance CDO X plc 1.472%, 02/22/27 (b) (j)	527,205	525,509
Equity One Mortgage Pass-Through Trust 1.816%, 04/25/34 (b)	106,193	90,912
Finn Square CLO, Ltd. 2.506%, 12/24/23 (144A) (b)	804,353	805,647
First Franklin Mortgage Loan Trust 1.526%, 07/25/36 (b)	3,300,000	3,112,610
Flagship, Ltd. 2.276%, 01/20/26 (144A) (b)	5,600,000	5,597,172
Fortress Credit BSL, Ltd. 2.308%, 10/19/25 (144A) (b)	3,600,000	3,598,186
GSAMP Trust 1.951%, 09/25/35 (b)	352,363	332,513
Highlander Euro CDO B.V. Zero Coupon, 05/01/23 (144A) (EUR) (b)	193,085	220,482
Hildebe CLO, Ltd. 2.338%, 07/19/26 (144A) (b)	13,500,000	13,493,183
Hillmark Funding, Ltd. 1.422%, 05/21/21 (144A) (b)	338,513	338,299
HSI Asset Securitization Corp. Trust 1.376%, 05/25/37 (b)	527,052	506,910
Jamestown CLO, Ltd. 2.378%, 01/17/27 (144A) (b)	6,800,000	6,796,573
Long Beach Mortgage Loan Trust 1.446%, 01/25/46 (b)	553,092	551,311
1.951%, 08/25/35 (b)	823,014	786,267
Morgan Stanley ABS Capital, Inc. Trust 2.191%, 07/25/34 (b)	90,759	87,845
Morgan Stanley IXIS Real Estate Capital Trust 1.266%, 11/25/36 (b)	702	350
OHA Credit Partners, Ltd. 2.166%, 10/20/25 (144A) (b)	6,700,000	6,696,623
OneMain Financial Issuance Trust 2.470%, 09/18/24 (144A)	3,930,291	3,935,400
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 1.706%, 09/25/35 (b)	200,000	195,031
2.266%, 10/25/34 (b)	4,000,000	3,803,370
PDM CLO B.V. 0.510%, 02/14/23 (EUR) (b)	99,708	113,904
RAAC Trust 1.556%, 08/25/36 (b)	764,000	725,262
Shackleton CLO, Ltd. 2.275%, 01/13/25 (144A) (b)	900,000	899,547

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Small Business Administration Participation Certificates 5.510%, 11/01/27	1,727,482	$1,851,699
Structured Asset Securities Corp. Mortgage Loan Trust 1.356%, 05/25/47 (b)	711,094	709,874
2.551%, 04/25/35 (b)	274,775	261,187
TICP CLO, Ltd. 2.316%, 07/20/26 (144A) (b)	10,600,000	10,594,647
U.S. Residential Opportunity Fund Trust 3.598%, 10/27/36 (144A)	2,500,772	2,490,622
Vericrest Opportunity Loan Trust LLC 3.375%, 04/25/47 (144A)	1,563,546	1,562,376
3.500%, 03/25/47 (144A)	748,751	749,988
3.875%, 04/25/55 (144A)	35,125	35,140
WhiteHorse, Ltd. 2.370%, 02/03/25 (144A) (b)	10,705,633	10,705,548

		108,911,067

Asset-Backed - Student Loan—0.7%
College Loan Corp. Trust 1.406%, 01/25/24 (b)	900,000	889,052
Navient Student Loan Trust 2.366%, 03/25/66 (144A) (b)	4,391,257	4,437,799
SLM Student Loan Trust
Zero Coupon, 12/15/23 (EUR) (b)	1,021,380	1,161,716
Zero Coupon, 06/17/24 (EUR) (b)	1,526,914	1,733,935
2.656%, 04/25/23 (b)	8,913,672	9,103,404
South Carolina Student Loan Corp. 1.342%, 12/01/23 (b)	2,050,381	2,048,289

		19,374,195

Total Asset-Backed Securities (Cost $131,897,976)		137,197,789

Mortgage-Backed Securities—1.9%

Collateralized Mortgage Obligations—1.4%
Banc of America Funding Trust 1.432%, 07/20/36 (b)	111,069	110,945
3.131%, 02/20/36 (b)	791,010	781,639
Banc of America Mortgage Trust 3.209%, 09/25/35 (b)	105,445	101,158
3.490%, 11/25/34 (b)	58,621	57,041
3.778%, 06/25/35 (b)	196,254	184,359
Bear Stearns Adjustable Rate Mortgage Trust 3.427%, 03/25/35 (b)	353,811	345,601
Bear Stearns ALT-A Trust 1.376%, 02/25/34 (b)	179,901	166,780
3.361%, 09/25/35 (b)	1,191,420	1,016,488
Chase Mortgage Finance Trust 3.436%, 02/25/37 (b)	75,899	75,318
Citigroup Mortgage Loan Trust 0.026%, 08/25/35 (b)	53,358	51,760
1.224%, 06/25/47 (144A) (b)	2,555,262	2,533,155

Collateralized Mortgage Obligations—(Continued)
Citigroup Mortgage Loan Trust 3.430%, 05/25/35 (b)	29,905	29,826
Countrywide Alternative Loan Trust 1.392%, 02/20/47 (b)	979,005	771,744
1.396%, 05/25/47 (b)	294,430	274,699
1.496%, 12/25/35 (b)	30,783	27,780
5.500%, 06/25/35	575,826	563,759
Countrywide Home Loan Mortgage Pass-Through Trust 1.796%, 04/25/35 (b)	703,331	662,535
3.252%, 11/20/34 (b)	249,791	248,049
3.399%, 08/25/34 (b)	134,008	123,013
3.528%, 11/19/33 (b)	19,977	19,711
Countrywide Home Reperforming Loan REMIC Trust 1.556%, 06/25/35 (144A) (b)	96,083	88,566
Deutsche ALT-B Securities Mortgage Loan Trust 1.316%, 10/25/36 (b)	26,846	20,383
5.869%, 10/25/36	473,428	447,652
5.886%, 10/25/36	473,428	447,645
Eurosail-UK plc 1.240%, 06/13/45 (GBP) (b)	2,858,858	3,594,509
First Horizon Alternative Mortgage Securities Trust 3.129%, 06/25/34 (b)	190,066	186,384
GreenPoint Mortgage Funding Trust 1.486%, 11/25/45 (b)	179,117	157,369
GreenPoint MTA Trust 1.656%, 06/25/45 (b)	331,192	299,369
GSR Mortgage Loan Trust 3.109%, 09/25/35 (b)	283,388	287,860
3.130%, 12/25/34 (b)	1,234,488	1,238,401
3.228%, 11/25/35 (b)	608,646	558,292
3.498%, 01/25/35 (b)	184,997	181,700
3.532%, 05/25/35 (b)	448,067	441,868
HarborView Mortgage Loan Trust 1.489%, 02/19/36 (b)	175,333	144,034
1.649%, 05/19/35 (b)	85,052	79,225
IndyMac INDA Mortgage Loan Trust 3.686%, 11/25/35 (b)	401,374	378,622
JPMorgan Mortgage Trust 3.199%, 08/25/35 (b)	374,847	360,174
3.252%, 09/25/35 (b)	117,144	106,381
3.258%, 07/27/37 (144A) (b)	844,022	800,436
3.275%, 08/25/35 (b)	293,588	293,272
3.411%, 07/25/35 (b)	217,775	220,251
3.478%, 06/25/35 (b)	718,238	712,311
3.505%, 02/25/35 (b)	286,855	284,023
3.576%, 07/25/35 (b)	202,179	203,652
Lehman XS Trust 1.486%, 12/25/35 (b)	170,721	164,553
Marche Mutui S.r.l. 0.062%, 02/25/55 (EUR) (b)	23,953	27,363
1.921%, 01/27/64 (EUR) (b)	400,019	458,505
Master Adjustable Rate Mortgages Trust 3.159%, 12/25/33 (b)	151,693	147,373
3.190%, 11/21/34 (b)	193,209	197,662

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Mellon Residential Funding Corp. Mortgage Pass-Through Trust 1.599%, 12/15/30 (b)	34,334	$33,236
1.859%, 11/15/31 (b)	207,451	194,601
Merrill Lynch Mortgage Investors Trust 1.466%, 11/25/35 (b)	61,080	57,932
2.051%, 10/25/35 (b)	147,022	139,932
3.073%, 12/25/35 (b)	181,760	167,106
National Credit Union Administration Guaranteed Notes 1.534%, 10/07/20 (b)	1,802,543	1,804,978
1.644%, 12/08/20 (b)	3,671,690	3,692,299
Residential Accredit Loans, Inc. 1.516%, 08/25/35 (b)	133,349	109,163
2.092%, 09/25/45 (b)	141,784	124,354
Sequoia Mortgage Trust
1.412%, 07/20/36 (b)	1,041,709	990,505
1.909%, 10/19/26 (b)	52,869	51,738
Structured Adjustable Rate Mortgage Loan Trust 2.132%, 01/25/35 (b)	117,384	105,232
3.396%, 02/25/34 (b)	144,989	145,803
3.529%, 12/25/34 (b)	248,841	244,561
Structured Asset Mortgage Investments II Trust 1.406%, 06/25/36 (b)	93,977	84,450
1.426%, 05/25/36 (b)	41,936	32,810
1.459%, 07/19/35 (b)	201,137	191,159
1.869%, 10/19/34 (b)	92,800	88,941
Swan Trust 2.915%, 04/25/41 (AUD) (b)	143,181	110,386
TBW Mortgage-Backed Trust 6.015%, 07/25/37	267,781	199,958
Thrones plc 1.836%, 07/20/44 (GBP) (b)	45,539	59,609
WaMu Mortgage Pass-Through Certificates Trust 1.502%, 05/25/47 (b)	413,995	373,021
1.502%, 12/25/46 (b)	92,530	88,850
1.732%, 02/25/46 (b)	165,703	161,546
1.732%, 08/25/46 (b)	6,316,013	5,722,033
1.932%, 11/25/42 (b)	20,099	18,951
2.145%, 07/25/46 (b)	634,159	602,024
2.145%, 11/25/46 (b)	205,646	195,109
3.061%, 12/25/35 (b)	162,478	149,647
3.312%, 08/25/35 (b)	90,480	85,232
Wells Fargo Mortgage-Backed Securities Trust 3.010%, 11/25/34 (b)	134,210	134,450
3.167%, 03/25/36 (b)	96,332	91,972
3.193%, 09/25/34 (b)	240,172	244,826
3.194%, 04/25/36 (b)	554,201	556,563
3.360%, 04/25/36 (b)	233,950	213,436

		37,939,608

Commercial Mortgage-Backed Securities—0.5%
GS Mortgage Securities Trust 4.592%, 08/10/43 (144A)	25,000	26,534
Security Description	Contracts/ Principal/ Notional Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
ML-CFC Commercial Mortgage Trust 5.700%, 09/12/49	2,526,791	2,528,739
Morgan Stanley Capital Trust 5.809%, 12/12/49	1,252,513	1,256,160
RBSCF Trust 6.335%, 12/16/49 (144A) (b)	428,417	427,934
Vornado DP LLC Trust 4.004%, 09/13/28 (144A)	7,000,000	7,403,010

		11,642,377

Total Mortgage-Backed Securities (Cost $45,810,002)		49,581,985

Purchased Options—0.1%

Interest Rate Swaptions—0.1%
Call - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.150%, Expires 06/15/18 (Counterparty - Deutsche Bank AG) (j)	16,400,000	366,828
Put - OTC - 10-Year Interest Rate Swap, Exercise Rate 2.720%, Expires 07/16/18 (Counterparty - Morgan Stanley Capital Services LLC) (j)	51,400,000	816,078
Put - OTC - 10-Year Interest Rate Swap, Exercise Rate 2.765%, Expires 07/16/18 (Counterparty - Morgan Stanley Capital Services LLC) (j)	67,700,000	987,134
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.150%, Expires 06/15/18 (Counterparty - Deutsche Bank AG) (j)	16,400,000	1,818,588

		3,988,628

Options on Exchange-Traded Futures Contracts—0.0%
Call - U.S. Treasury Bond Futures @ 180.00, Expires 08/25/17	152	152
Call - U.S. Treasury Bond Futures @ 182.00, Expires 08/25/17	157	157
Call - U.S. Treasury Note 10-Year Futures @135.50, Expires 08/25/17	376	376
Call - U.S. Treasury Note 5-Year Futures @ $122.20, Expires 08/25/17	13	13
Call - U.S. Treasury Note 5-Year Futures @ $122.50, Expires 08/25/17	77	77
Put - Eurodollar Futures @ $98.25, Expires 03/19/18	1,399	113,669
Put - U.S. Treasury Note 10-Year Futures @ $115.00, Expires 08/25/17	342	342
Put - U.S. Treasury Note 10-Year Futures @ $115.50, Expires 08/25/17	731	731

		115,517

Total Purchased Options (Cost $4,812,903)		4,104,145

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Convertible Preferred Stock—0.0%

Security Description	Shares/ Principal Amount*	Value

Banks—0.0%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $900,000)	900	$1,179,999

Municipals—0.0%
Tobacco Settlement Financing Authority, Revenue Bonds 7.467%, 06/01/47 (Cost $680,061)	710,000	693,926

Floating Rate Loans (k)—0.0%

Hotels, Restaurants & Leisure—0.0%
Las Vegas Sands LLC Term Loan B, 3.230%, 03/29/24	98,990	99,219

Pharmaceuticals—0.0%
Valeant Pharmaceuticals International, Inc. Term Loan B F1, 5.830%, 04/01/22	11,108	11,271

Total Floating Rate Loans (Cost $109,599)		110,490

Short-Term Investments—8.1%

Certificate of Deposit—4.0%
Barclays Bank plc 1.710%, 03/16/18	7,500,000	7,498,515
1.949%, 11/06/17	10,000,000	10,022,520
Credit Suisse 2.028%, 09/12/17	14,800,000	14,823,621
Mitsubishi UFJ Trust & Banking Corp. 1.987%, 09/19/17	5,700,000	5,708,425
Natixis 1.979%, 09/25/17	19,800,000	19,829,898
Norinchukin Bank 1.871%, 10/11/17	20,900,000	20,941,528
Sumitomo Mitsui Banking Corp. 1.946%, 09/15/17	7,700,000	7,710,356
Sumitomo Mitsui Trust Bank, Ltd.
1.860%, 10/06/17	6,000,000	6,010,656
1.997%, 09/18/17	12,900,000	12,919,350

		105,464,869

Foreign Government—2.7%
Argentina Treasury Bills 2.402%, 07/14/17 (l)	1,300,000	1,299,264
2.814%, 11/24/17 (l)	400,000	395,452
2.820%, 10/27/17 (l)	400,000	396,334
2.855%, 10/13/17 (l)	1,700,000	1,686,368
3.073%, 09/15/17 (l)	2,200,000	2,187,060
3.157%, 12/15/17 (l)	2,000,000	1,973,622

Foreign Government—(Continued)
Japan Treasury Bills 0.000%, 07/10/17 (JPY) (l)	2,000,000,000	17,780,734
0.000%, 08/07/17 (JPY) (l)	4,600,000,000	40,901,126
Mexico Cetes 1,815.413%, 01/04/18 (MXN)	112,400,000	596,702
6,908.607%, 08/17/17 (MXN) (l)	602,900,000	3,291,230

		70,507,892

Repurchase Agreements—1.3%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.440% to be repurchased at $25,603,072 on 07/03/17, collateralized by $25,132,000 Federal National Mortgage Association at 4.000% due 05/01/47 with a value of $26,450,953.	25,600,000	25,600,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $9,816,223 on 07/03/17, collateralized by $9,985,000 U.S. Government Agency Obligations with rates ranging from 0.875% - 1.125%, maturity dates ranging from 08/15/17 - 09/22/17, with a value of $10,015,864.	9,816,125	9,816,125

		35,416,125

U.S. Treasury—0.1%
U.S. Treasury Bills 0.897%, 08/31/17 (h) (l)	1,549,000	1,546,705

Total Short-Term Investments (Cost $213,028,284)		212,935,591

Total Investments—143.7% (Cost $3,907,944,748) (m)		3,813,359,086
Other assets and liabilities (net)—(43.7)%		(1,160,422,603)

Net Assets—100.0%		$2,652,936,483

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	All or a portion of this security has been transferred in a secured- borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(d)	Principal amount of security is adjusted for inflation.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(e)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of June 30, 2017, the market value of securities pledged was $6,165,713.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $4,085,339.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2017, the market value of securities pledged was $12,270,496.
(h)	All or a portion of the security was pledged as collateral against open secured borrowing transactions. As of June 30, 2017, the value of securities pledged amounted to $4,909,506.
(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2017, the market value of restricted securities was $6,902,853, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(j)	Illiquid security. As of June 30, 2017, these securities represent 0.2% of net assets.
(k)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	The rate shown represents current yield to maturity.
(m)	As of June 30, 2017, the aggregate cost of investments was $3,907,944,748. The aggregate unrealized appreciation and depreciation of investments were $17,416,335 and $(112,001,997), respectively, resulting in net unrealized depreciation of $(94,585,662).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $130,829,811, which is 4.9% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Sky plc, 2.625%, 09/16/19	02/14/17	$100,000	$100,474	$100,677
UBS AG, 1.539%, 12/07/18	06/01/17	6,800,000	6,800,000	6,802,176

				$6,902,853

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
ARS	25,631,010	Citibank N.A.	09/15/17	$1,529,296	$(43,902)
ARS	38,330,700	Citibank N.A.	09/15/17	2,292,506	(71,125)
BRL	33,657,140	BNP Paribas S.A.	07/05/17	10,434,705	(275,285)
BRL	42,230,198	Deutsche Bank AG	07/05/17	12,765,310	(18,110)
BRL	8,573,058	Goldman Sachs Bank USA	07/05/17	2,580,536	7,244
BRL	22,134,746	Deutsche Bank AG	08/02/17	6,629,353	12,820
BRL	82,100,000	BNP Paribas S.A.	10/03/17	24,489,187	(148,284)
BRL	84,900,000	Deutsche Bank AG	10/03/17	25,404,900	(233,856)
BRL	37,300,000	Goldman Sachs Bank USA	10/03/17	11,128,349	(69,693)
CAD	9,983,000	JPMorgan Chase Bank N.A.	07/05/17	7,615,960	82,220
CNH	1,362,900	Credit Suisse International	07/05/17	199,473	1,540
DKK	7,790,000	BNP Paribas S.A.	07/03/17	1,174,757	21,800
DKK	4,141,000	Goldman Sachs Bank USA	07/03/17	624,209	11,856
EUR	6,085,195	BNP Paribas S.A.	07/05/17	6,921,910	28,294
EUR	6,180,000	Goldman Sachs Bank USA	07/05/17	6,962,093	96,392

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
GBP	1,102,000	BNP Paribas S.A.	07/05/17	$1,428,979	$6,321
GBP	6,670,000	Goldman Sachs Bank USA	07/05/17	8,528,730	158,610
GBP	3,742,000	JPMorgan Chase Bank N.A.	07/05/17	4,848,836	24,930
GBP	19,075,000	UBS AG Stamford	07/05/17	24,446,520	397,707
GBP	1,829,000	JPMorgan Chase Bank N.A.	08/02/17	2,377,396	6,899
INR	437,211,519	Societe Generale Paris	07/20/17	6,662,271	88,687
INR	437,211,519	Credit Suisse International	12/04/17	6,669,893	(34,998)
JPY	2,687,271,643	BNP Paribas S.A.	07/05/17	24,004,213	(112,045)
JPY	305,400,000	JPMorgan Chase Bank N.A.	08/02/17	2,731,299	(12,848)
MXN	6,053,000	BNP Paribas S.A.	08/08/17	331,310	418
MXN	1,941,000	Citibank N.A.	08/08/17	108,191	(1,817)
MXN	1,991,000	Goldman Sachs Bank USA	08/08/17	109,784	(670)
MXN	180,100,000	BNP Paribas S.A.	03/01/18	9,078,353	494,167
MYR	506,797	UBS AG Stamford	09/18/17	118,866	(1,171)
NZD	15,376,000	Citibank N.A.	07/05/17	11,235,704	31,827
RUB	398,017,580	Citibank N.A.	09/21/17	6,886,117	(245,949)

Contracts to Deliver
AUD	16,199,000	Citibank N.A.	07/05/17	12,068,255	(382,295)
BRL	33,657,140	BNP Paribas S.A.	07/05/17	10,173,853	14,434
BRL	22,134,746	Deutsche Bank AG	07/05/17	6,669,101	(12,280)
BRL	20,095,452	Deutsche Bank AG	07/05/17	6,084,000	18,181
BRL	8,573,058	Goldman Sachs Bank USA	07/05/17	2,591,457	3,677
BRL	75,200,000	BNP Paribas S.A.	10/03/17	21,936,989	(358,210)
BRL	61,000,000	BNP Paribas S.A.	10/03/17	18,167,468	82,266
BRL	94,900,000	JPMorgan Chase Bank N.A.	10/03/17	27,911,765	(224,066)
BRL	16,080,000	BNP Paribas S.A.	01/03/18	4,453,677	(245,415)
BRL	113,500,000	Deutsche Bank AG	01/03/18	31,956,798	(1,211,541)
BRL	36,300,000	Deutsche Bank AG	01/03/18	10,060,064	(547,960)
BRL	26,200,000	Deutsche Bank AG	01/03/18	6,935,609	(720,870)
BRL	22,120,000	JPMorgan Chase Bank N.A.	01/03/18	6,114,720	(349,453)
BRL	97,200,000	BNP Paribas S.A.	07/03/18	27,731,812	131,552
BRL	83,600,000	Deutsche Bank AG	07/03/18	23,913,673	175,178
CAD	9,983,000	BNP Paribas S.A.	07/05/17	7,418,168	(280,012)
CAD	9,983,000	JPMorgan Chase Bank N.A.	08/02/17	7,619,942	(82,198)
CNH	1,362,900	UBS AG Stamford	07/05/17	196,437	(4,576)
CNH	1,362,900	Credit Suisse International	12/05/17	197,321	(1,559)
DKK	139,962,000	Barclays Bank plc	07/03/17	21,350,642	(147,741)
DKK	48,999,400	Goldman Sachs Bank USA	07/03/17	7,138,295	(388,090)
DKK	59,667,000	Goldman Sachs Bank USA	10/02/17	9,145,769	(65,025)
DKK	32,870,000	Goldman Sachs Bank USA	10/02/17	5,065,306	(8,836)
DKK	8,665,000	JPMorgan Chase Bank N.A.	10/02/17	1,328,051	(9,565)
DKK	14,842,000	UBS AG Stamford	10/03/17	2,262,028	(29,267)
DKK	7,790,000	BNP Paribas S.A.	01/02/18	1,187,449	(21,582)
DKK	4,141,000	Goldman Sachs Bank USA	04/03/18	634,199	(12,037)
EUR	12,265,195	UBS AG Stamford	07/05/17	13,796,198	(212,490)
EUR	6,085,195	BNP Paribas S.A.	08/02/17	6,932,072	(28,096)
GBP	29,487,000	Citibank N.A.	07/05/17	37,940,366	(464,967)
GBP	19,075,000	UBS AG Stamford	08/02/17	24,468,399	(397,879)
INR	437,211,519	Credit Suisse International	07/20/17	6,766,933	15,975
JPY	2,687,271,643	Goldman Sachs Bank USA	07/05/17	24,270,769	378,600
JPY	2,000,000,000	Citibank N.A.	07/10/17	18,175,126	389,540
JPY	2,687,271,643	BNP Paribas S.A.	08/02/17	24,032,442	112,278
JPY	2,900,000,000	Citibank N.A.	08/07/17	26,122,549	303,495
JPY	1,500,000,000	UBS AG Stamford	08/07/17	13,509,838	155,155
JPY	200,000,000	UBS AG Stamford	08/07/17	1,797,826	17,201
MXN	55,984,550	BNP Paribas S.A.	08/08/17	2,902,875	(165,294)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
MXN	138,682,000	Citibank N.A.	08/08/17	$7,501,357	$(98,951)
MXN	30,090,000	BNP Paribas S.A.	08/17/17	1,506,338	(140,401)
MXN	2,710,000	Goldman Sachs Bank USA	08/17/17	135,361	(12,949)
MXN	27,490,000	Societe Generale Paris	08/17/17	1,377,254	(127,194)
MXN	11,240,000	Goldman Sachs Bank USA	01/04/18	548,895	(53,264)
MXN	180,100,000	BNP Paribas S.A.	03/01/18	8,612,404	(960,117)
NZD	15,376,000	Goldman Sachs Bank USA	07/05/17	10,887,106	(380,425)
NZD	15,376,000	Citibank N.A.	08/02/17	11,230,344	(31,704)
RUB	395,917,000	Goldman Sachs Bank USA	10/20/17	6,754,822	185,370

Net Unrealized Depreciation					$(5,991,428)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	09/20/17	193	USD	24,395,004	$(167,473)

Futures Contracts—Short
Euro-OAT Futures	09/07/17	(38)	EUR	(5,675,088)	37,517
Japanese Government 10 Year Bond Futures	09/12/17	(36)	JPY	(5,411,507,220)	67,101
U.S. Treasury Long Bond Futures	09/20/17	(491)	USD	(74,899,701)	(560,861)
U.S. Treasury Note 5 Year Futures	09/29/17	(1,124)	USD	(132,716,313)	268,719
United Kingdom Long Gilt Bond Futures	09/27/17	(87)	GBP	(11,087,237)	211,839

Net Unrealized Depreciation					$(143,158)

Written Options

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Cap - CPI-U Index	4.000	JPMorgan Chase Bank N.A.	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	04/22/24	USD	(35,000,000)	$(254,626)	$(7,420)	$247,206
Cap - CPI-U Index	4.000	JPMorgan Chase Bank N.A.	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	05/16/24	USD	(2,800,000)	(19,460)	(616)	18,844
Cap - HICP Index	3.000	Goldman Sachs Bank USA	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	06/22/35	EUR	(8,700,000)	(395,798)	(79,309)	316,489
Floor - OTC CPURNSA Index	0.001	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/20	USD	(49,000,000)	(436,720)	(98)	436,622
Floor - OTC CPURNSA Index	0.001	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/20	USD	(4,700,000)	(60,630)	(19)	60,611
Floor - OTC YOY CPURNSA Index	0.001	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	01/22/18	USD	(4,500,000)	(43,650)	—	43,650
Floor - OTC YOY CPURNSA Index	0.001	BNP Paribas S.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/01/18	USD	(3,500,000)	(30,100)	(4)	30,096
Floor - OTC YOY CPURNSA Index	0.000	JPMorgan Chase Bank N.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/24/20	USD	(33,500,000)	(378,550)	(139,259)	239,291
Floor - OTC YOY CPURNSA Index	0.000	JPMorgan Chase Bank N.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	10/02/20	USD	(14,900,000)	(275,009)	(82,795)	192,214

Totals							$(1,894,543)	$(309,520)	$1,585,023

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Written Options—(Continued)

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Eurodollar Futures	$98.750	03/19/18	(1,399)	$(159,406)	$(52,463)	$106,943
Call - U.S. Treasury Note 10 Year Futures	127.500	07/21/17	(438)	(100,889)	(20,531)	80,358
Call - U.S. Treasury Note 10-Year Futures	127.500	08/25/17	(228)	(117,292)	(46,312)	70,980
Put - U.S. Treasury Note 10 Year Futures	126.000	07/21/17	(438)	(93,681)	(335,344)	(241,663)
Put - U.S. Treasury Note 10 Year Futures	124.500	08/25/17	(228)	(99,479)	(103,313)	(3,834)

Totals				$(570,747)	$(557,963)	$12,784

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1M UKRPI	3.325%	08/15/30	Goldman Sachs Bank USA	GBP	12,500,000	$(106,258)	$(28,394)	$(77,864)
Pay	1M UKRPI	3.400%	06/15/30	Goldman Sachs Bank USA	GBP	4,200,000	71,701	13,135	58,566
Pay	3M CPURNSA	1.000%	07/20/26	Morgan Stanley Capital Services LLC	USD	6,500,000	(146,847)	—	(146,847)
Pay	3M CPURNSA	1.788%	07/18/26	Morgan Stanley Capital Services LLC	USD	8,800,000	(211,113)	—	(211,113)
Pay	3M CPURNSA	1.805%	09/20/26	Morgan Stanley Capital Services LLC	USD	2,300,000	(50,212)	—	(50,212)
Pay	3M CPURNSA	1.810%	07/19/26	Morgan Stanley Capital Services LLC	USD	12,600,000	(273,362)	—	(273,362)
Pay	3M CPURNSA	2.063%	05/12/25	UBS AG Stamford	USD	400,000	6,057	—	6,057
Receive	3M CPURNSA	2.315%	11/16/17	Deutsche Bank AG	USD	12,700,000	(707,587)	—	(707,587)
Receive	3M CPURNSA	2.560%	05/08/23	Deutsche Bank AG	USD	12,300,000	(1,277,339)	—	(1,277,339)

Totals							$(2,694,960)	$(15,259)	$(2,679,701)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	1M UKRPI	3.140%	04/15/31	GBP	600,000	$14,340
Pay	1M UKRPI	3.300%	12/15/30	GBP	4,500,000	88,265
Pay	1M UKRPI	3.325%	08/15/30	GBP	18,500,000	215,879
Pay	1M UKRPI	3.350%	05/15/30	GBP	15,100,000	133,223
Pay	1M UKRPI	3.358%	04/15/35	GBP	2,900,000	30,054
Pay	1M UKRPI	3.400%	06/15/30	GBP	16,200,000	367,630
Pay	1M UKRPI	3.530%	10/15/31	GBP	3,600,000	1,843
Pay	28-Day TIIE	7.200%	06/05/24	MXN	117,000,000	82,969
Pay	28-Day TIIE	7.733%	02/25/27	MXN	63,200,000	51,246
Pay	28-Day TIIE	8.035%	12/17/26	MXN	132,900,000	479,962
Pay	3M CPURNSA	1.730%	07/26/26	USD	7,500,000	188,950
Pay	3M CPURNSA	1.780%	09/15/26	USD	5,000,000	129,695
Pay	3M CPURNSA	1.801%	09/12/26	USD	5,870,000	152,134
Pay	3M CPURNSA	1.935%	04/27/19	USD	23,300,000	165,580
Pay	3M CPURNSA	3.190%	04/15/30	GBP	250,000	2,900
Pay	3M LIBOR	1.250%	06/15/18	USD	20,600,000	(132,066)
Pay	3M LIBOR	1.750%	06/21/47	USD	9,900,000	25,533
Pay	3M LIBOR	2.500%	12/19/23	USD	20,900,000	409,432
Pay	3M LIBOR	2.670%	11/19/23	USD	14,000,000	282,102
Pay	3M LIBOR	2.678%	10/25/23	USD	16,600,000	349,914
Pay	3M LIBOR	2.681%	12/12/23	USD	14,000,000	281,900

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	EXT-CPI	0.830%	05/15/18	EUR	17,400,000	$(146,914)
Pay	EXT-CPI	1.178%	05/15/26	EUR	3,200,000	10,202
Pay	EXT-CPI	1.385%	12/15/26	EUR	21,000,000	65,221
Pay	EXT-CPI	1.438%	06/15/27	EUR	9,100,000	(16,429)
Receive	1M UKRPI	3.428%	03/15/47	GBP	1,070,000	42,865
Receive	1M UKRPI	3.585%	10/15/46	GBP	5,230,000	5,062
Receive	3M CPURNSA	1.550%	07/26/21	USD	7,500,000	(126,813)
Receive	3M CPURNSA	1.603%	09/12/21	USD	5,870,000	(102,617)
Receive	3M CPURNSA	1.680%	04/28/18	USD	65,300,000	(279,451)
Receive	3M CPURNSA	1.710%	04/27/18	USD	23,300,000	(106,215)
Receive	3M CPURNSA	1.793%	06/15/19	USD	7,000,000	(3,109)
Receive	3M CPURNSA	2.021%	11/25/20	USD	10,400,000	(60,707)
Receive	3M CPURNSA	2.027%	11/23/20	USD	11,000,000	(66,110)
Receive	3M LIBOR	1.250%	06/21/19	USD	154,100,000	130,616
Receive	3M LIBOR	1.750%	12/21/26	USD	35,540,000	2,680,583
Receive	3M LIBOR	1.850%	07/27/26	USD	13,350,000	434,482
Receive	3M LIBOR	2.000%	07/27/26	USD	87,400,000	779,611
Receive	3M LIBOR	2.300%	04/21/26	USD	34,400,000	400,795
Receive	3M LIBOR	2.300%	04/27/26	USD	41,300,000	484,000
Receive	3M LIBOR	2.400%	03/16/26	USD	60,500,000	410,684
Receive	3M LIBOR	2.500%	02/22/26	USD	91,970,000	484,540
Receive	3M LIBOR	2.750%	12/19/48	USD	5,100,000	(262,291)
Receive	3M LIBOR	2.951%	11/19/48	USD	3,000,000	(204,293)
Receive	3M LIBOR	2.953%	12/12/48	USD	3,000,000	(203,727)
Receive	3M LIBOR	2.969%	10/25/48	USD	2,030,000	(147,268)
Receive	6M LIBOR	1.500%	09/20/27	GBP	6,800,000	(18,168)
Receive	6M LIBOR	1.500%	09/20/27	GBP	37,360,000	(125,867)
Receive	6M LIBOR	1.500%	12/21/45	JPY	143,000,000	(18,732)
Receive	6M LIBOR	1.750%	03/21/48	GBP	540,000	23,431
Receive	6M LIBOR	1.750%	03/21/48	GBP	16,520,000	391,458
Receive	6M LIBOR	2.000%	09/16/45	GBP	1,555,000	(278,815)
Receive	EXT-CPI	0.580%	10/15/17	EUR	11,200,000	56,425
Receive	EXT-CPI	0.625%	09/15/18	EUR	10,600,000	78,934
Receive	EXT-CPI	0.650%	10/15/18	EUR	8,700,000	69,384
Receive	EXT-CPI	0.806%	04/15/21	EUR	12,300,000	206,686
Receive	EXT-CPI	0.875%	05/15/21	EUR	13,200,000	209,888
Receive	EXT-CPI	0.890%	11/15/18	EUR	2,600,000	(7,538)
Receive	EXT-CPI	1.360%	06/15/27	EUR	9,100,000	21,511

Net Unrealized Appreciation						$8,132,799

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
CDX iTraxx Main 26	(1.000%)	12/20/21	0.490%	EUR	13,800,000	$(135,258)
CDX iTraxx Main 27	(1.000%)	06/20/22	0.561%	EUR	38,300,000	(295,368)
CDX.NA.HY.28	(5.000%)	06/20/22	3.390%	USD	40,200,000	107,943

Net Unrealized Depreciation						$(322,683)

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Swap Agreements—(Continued)

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Federative Republic of Brazil 4.250%, due 01/07/25	1.000%	06/20/21	Citibank N.A.	1.880%	USD	800,000	$(26,579)	$(69,203)	$42,624
Federative Republic of Brazil 4.250%, due 01/07/25	1.000%	06/20/21	Deutsche Bank AG	1.880%	USD	1,200,000	(39,868)	(103,310)	63,442
Federative Republic of Brazil 4.250%, due 01/07/25	1.000%	06/20/22	Citibank N.A.	2.376%	USD	2,600,000	(163,332)	(164,239)	907
Russian Federation 7.500%, due 03/31/30	1.000%	06/20/21	JPMorgan Chase Bank N.A.	1.334%	USD	2,000,000	(25,297)	(122,681)	97,384
United Mexican States 5.950%, due 03/19/19	1.000%	06/20/21	Barclays Bank plc	0.837%	USD	12,400,000	77,177	(311,729)	388,906
United Mexican States 5.950%, due 03/19/19	1.000%	06/20/21	Citibank N.A.	0.846%	USD	1,000,000	6,224	(24,368)	30,592
United Mexican States 5.950%, due 03/19/19	1.000%	06/20/21	Credit Suisse International	0.837%	USD	600,000	3,734	(14,758)	18,492
United Mexican States 5.950%, due 03/19/19	1.000%	06/20/21	Deutsche Bank AG	0.837%	USD	12,900,000	80,289	(331,353)	411,642

Totals							$(87,652)	$(1,141,641)	$1,053,989

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
CMBX.NA.AAA.8	0.500%	10/17/57	Deutsche Bank AG	0.000%	USD	7,900,000	$(50,627)	$(496,449)	$445,822
CMBX.NA.AAA.8	0.500%	10/17/57	Goldman Sachs International	0.593%	USD	900,000	(5,768)	(46,593)	40,825

Totals							$(56,395)	$(543,042)	$486,647

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNH)—	Chinese Renminbi
(DKK)—	Danish Krone
(EUR)—	Euro

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(USD)—	United States Dollar
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CPI-U)—	U.S. Consumer Price Index for All Urban Consumers
(CPURNSA)—	U.S. Consumer Price for All Urban Consumers Non-SeasonallyAdjusted
(EXT-CPI)—	Excluding Tobacco-Non-revised Consumer Price Index
(HICP)—	Harmonized Index of Consumer Prices
(ITRAXX MAIN)—	Markit iTraxx Europe CDS Index
(LIBOR)—	London Interbank Offered Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(UKRPI)—	United Kingdom Retail Price Index
(YOY)—	Year over year options mayhave a series of expirations

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$3,004,548,907	$—	$3,004,548,907
Total Corporate Bonds & Notes*	—	206,908,985	—	206,908,985
Total Foreign Government*	—	196,097,269	—	196,097,269
Total Asset-Backed Securities*	—	137,197,789	—	137,197,789
Total Mortgage-Backed Securities*	—	49,581,985	—	49,581,985
Purchased Options
Interest Rate Swaptions	—	3,988,628	—	3,988,628
Options on Exchange-Traded Futures Contracts	115,517	—	—	115,517
Total Purchased Options	115,517	3,988,628	—	4,104,145
Total Convertible Preferred Stock*	1,179,999	—	—	1,179,999
Total Municipals	—	693,926	—	693,926
Total Floating Rate Loans*	—	110,490	—	110,490
Short-Term Investments
Certificate of Deposit	—	105,464,869	—	105,464,869
Foreign Government	—	70,507,892	—	70,507,892
Repurchase Agreements	—	35,416,125	—	35,416,125
U.S. Treasury	—	1,546,705	—	1,546,705
Total Short-Term Investments	—	212,935,591	—	212,935,591
Total Investments	$1,295,516	$3,812,063,570	$—	$3,813,359,086

Secured Borrowings (Liability)	$—	$(3,304,679,004)	$—	$(3,304,679,004)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,454,634	$—	$3,454,634
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(9,446,062)	—	(9,446,062)
Total Forward Contracts	$—	$(5,991,428)	$—	$(5,991,428)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$585,176	$—	$—	$585,176
Futures Contracts (Unrealized Depreciation)	(728,334)	—	—	(728,334)
Total Futures Contracts	$(143,158)	$—	$—	$(143,158)
Written Options
Inflation Capped Options at Value	$—	$(309,520)	$—	$(309,520)
Options on Exchange-Traded Futures Contracts at Value	(557,963)	—	—	(557,963)
Total Written Options	$(557,963)	$(309,520)	$—	$(867,483)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$10,547,872	$—	$10,547,872
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(2,737,756)	—	(2,737,756)
Total Centrally Cleared Swap Contracts	$—	$7,810,116	$—	$7,810,116
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$245,182	$—	$245,182
OTC Swap Contracts at Value (Liabilities)	—	(3,084,189)	—	(3,084,189)
Total OTC Swap Contracts	$—	$(2,839,007)	$—	$(2,839,007)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a)	$3,813,359,086
Cash	1,297,521
Cash denominated in foreign currencies (b)	4,491,667
Cash collateral for centrally cleared swap contracts	2,623,000
OTC swap contracts at market value (c)	245,182
Unrealized appreciation on forward foreign currency exchange contracts	3,454,634
Receivable for:
Investments sold	2,138,470,726
TBA securities sold	2,011,855
Fund shares sold	1,055,963
Interest	13,225,011
Variation margin on futures contracts	1,029,442
Interest on OTC swap contracts	1,584
Variation margin on centrally cleared swap contracts	2,225,725
Other assets	32,243

Total Assets	5,983,523,639
Liabilities
Due to broker	301,370
Written options at value (d)	867,483
Secured borrowings	3,303,294,626
OTC swap contracts at market value (e)	3,084,189
Cash collateral (f)	1,869,000
Unrealized depreciation on forward foreign currency exchange contracts	9,446,062
Payables for:
Investments purchased	4,701,909
TBA securities purchased	3,011,563
Fund shares redeemed	545,866
Interest on reverse repurchase agreements	2,541
Deferred dollar roll income	1,384,378
Accrued Expenses:
Management fees	997,811
Distribution and service fees	258,861
Deferred trustees’ fees	115,782
Other expenses	705,715

Total Liabilities	3,330,587,156

Net Assets	$2,652,936,483

Net Assets Consist of:
Paid in surplus	$3,042,532,722
Undistributed net investment income	46,528,069
Accumulated net realized loss	(342,872,405)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(93,251,903)

Net Assets	$2,652,936,483

Net Assets
Class A	$1,392,300,350
Class B	1,230,436,675
Class E	30,199,458
Capital Shares Outstanding*
Class A	143,031,463
Class B	127,398,149
Class E	3,119,581
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.73
Class B	9.66
Class E	9.68

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,907,944,748.
(b)	Identified cost of cash denominated in foreign currencies was $4,512,954.
(c)	Net premium received on OTC swap contracts was $669,073.
(d)	Premiums received on written options were $2,465,290.
(e)	Net premium paid on OTC swap contracts was $1,030,869.
(f)	Includes collateral of $1,863,000 for OTC swap contracts and forward foreign currency contracts and $6,000 for TBAs.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$33,750
Interest (a)	52,787,324
Other income	7,362

Total investment income	52,828,436
Expenses
Management fees	6,262,930
Administration fees	42,034
Custodian and accounting fees	234,426
Distribution and service fees—Class B	1,538,841
Distribution and service fees—Class E	23,724
Interest expense	4,244,209
Audit and tax services	68,177
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	76,886
Insurance	9,060
Miscellaneous	26,453

Total expenses	12,571,442
Less management fee waiver	(242,339)

Net expenses	12,329,103

Net Investment Income	40,499,333

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(8,120,317)
Futures contracts	(902,061)
Written options	1,270,712
Swap contracts	(3,397,784)
Foreign currency transactions	(8,799,869)

Net realized loss	(19,949,319)

Net change in unrealized appreciation (depreciation) on:
Investments	12,609,652
Futures contracts	304,807
Written options	1,287,256
Swap contracts	6,835,652
Foreign currency transactions	(5,920,614)

Net change in unrealized appreciation	15,116,753

Net realized and unrealized loss	(4,832,566)

Net Increase in Net Assets From Operations	$35,666,767

(a)	Net of foreign withholding taxes of $2,730.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$40,499,333	$59,183,182
Net realized loss	(19,949,319)	(73,717,204)
Net change in unrealized appreciation	15,116,753	145,084,413

Increase in net assets from operations	35,666,767	130,550,391

From Distributions to Shareholders
Net investment income
Class A	(24,991,933)	0
Class B	(19,221,505)	0
Class E	(501,956)	0

Total distributions	(44,715,394)	0

Increase (decrease) in net assets from capital share transactions	26,961,642	(231,301,619)

Total increase (decrease) in net assets	17,913,015	(100,751,228)

Net Assets
Beginning of period	2,635,023,468	2,735,774,696

End of period	$2,652,936,483	$2,635,023,468

Undistributed net investment income
End of period	$46,528,069	$50,744,130

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	2,825,302	$27,978,993	3,984,755	$38,376,383
Reinvestments	2,563,275	24,991,933	0	0
Redemptions	(4,072,513)	(40,411,264)	(17,663,121)	(169,775,278)

Net increase (decrease)	1,316,064	$12,559,662	(13,678,366)	$(131,398,895)

Class B
Sales	4,758,668	$46,598,787	7,478,913	$72,310,624
Reinvestments	1,985,692	19,221,505	0	0
Redemptions	(5,050,151)	(49,548,537)	(17,846,033)	(170,042,997)

Net increase (decrease)	1,694,209	$16,271,755	(10,367,120)	$(97,732,373)

Class E
Sales	242,482	$2,377,717	447,661	$4,361,439
Reinvestments	51,748	501,956	0	0
Redemptions	(482,842)	(4,749,448)	(678,732)	(6,531,790)

Net decrease	(188,612)	$(1,869,775)	(231,071)	$(2,170,351)

Increase (decrease) derived from capital shares transactions		$26,961,642		$(231,301,619)

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Six Months Ended June 30, 2017 (Unaudited)

Cash Flows From Operating Activities
Net increase in net assets from operations	$35,666,767

Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/ (used in) operating activities:
Investments purchased	(2,280,462,616)
Proceeds from investments sold	1,928,647,975
Sales of short-term investments, net	16,754,397
Net amortization/accretion of premium (discount)	(39,642,566)
Payments for closing purchase of securities sold short	43,524,375
Proceeds from sales of securities sold short	(43,614,375)
Premium received on open written options, net	(4,584,745)
Decrease in interest receivable	617,749
Increase in cash collateral, asset	(1,578,000)
Decrease in OTC swap contracts at market value, asset	1,264,580
Decrease in unrealized appreciation on forward foreign currency exchange contracts	21,767,240
Increase in receivable for investments sold	(948,486,215)
Decrease in receivable for TBA securities sold	327,966,973
Increase in receivable for variation margin on swap contracts	(1,141,767)
Increase in receivable for variation margin on futures contracts	(376,257)
Decrease in interest receivable on OTC swap contracts	207
Decrease in other assets and prepaid expenses	7,558
Decrease in OTC swap contracts at market value, liability	(10,072,407)
Decrease in cash collateral, liability	(19,137,000)
Increase in payable due to broker	301,370
Decrease in unrealized depreciation on forward foreign currency exchange contracts	(15,640,170)
Increase in payable for investments purchased	4,632,913
Decrease in payable for TBA securities purchased	(395,499,609)
Increase in payable for deferred dollar roll income, liability	1,111,454
Decrease in payable for variation margin on centrally cleared swap contracts	(1,027,263)
Decrease in accrued management fees	(37,745)
Decrease in accrued distribution and service fees	(1,355)
Increase in deferred trustee’s fees	13,959
Decrease in interest payable on reverse repurchase agreements	(380)
Increase in other expenses	99,444
Net realized loss from investments and written options	6,849,605
Net change in unrealized (appreciation) depreciation on investments and written options	(13,896,908)

Net cash used in operating activities	$(1,385,972,812)

Cash Flows From Financing Activities
Proceeds from shares sold, including increase in receivable for shares sold	76,284,965
Payment on shares redeemed, including decrease in payable for shares redeemed	(95,153,013)
Proceeds from secured borrowings	16,640,755,212
Repayment of secured borrowings	(15,232,956,995)

Net cash provided by financing activities	$1,388,930,169

Net increase in cash and foreign currency (a)	$2,957,357

Cash and cash in foreign currency at beginning of period	$2,831,831

Cash and cash in foreign currency at end of period	$5,789,188

Supplemental disclosure of cash flow information:
Non cash financing activities included herein consist of reinvestment of dividends and distributions:	$44,715,394

Cash paid for interest and fees on borrowings:	$4,244,589

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(68,347).

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$9.77		$9.30		$10.07		$9.95	$11.83	$11.91

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.23		0.07		0.24	0.09	0.20
Net realized and unrealized gain (loss) on investments	(0.02)		0.24		(0.33)		0.07	(1.07)	0.85

Total from investment operations	0.14		0.47		(0.26)		0.31	(0.98)	1.05

Less Distributions
Distributions from net investment income	(0.18)		0.00		(0.51)		(0.19)	(0.27)	(0.40)
Distributions from net realized capital gains	0.00		0.00		0.00		0.00	(0.63)	(0.73)

Total distributions	(0.18)		0.00		(0.51)		(0.19)	(0.90)	(1.13)

Net Asset Value, End of Period	$9.73		$9.77		$9.30		$10.07	$9.95	$11.83

Total Return (%) (b)	1.41	(c)	5.05	(d)	(2.71	)(d)	3.08 (d)	(8.98)	9.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(e)	0.75		0.61		0.56	0.55	0.58
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	(e)	0.51		0.51		0.51	0.50	0.50
Net ratio of expenses to average net assets (%) (f)(g)	0.81	(e)	0.75		0.61		0.56	0.55	0.58
Net ratio of expenses to average net assets excluding interest expense (%) (f)(g)	0.49	(e)	0.50		0.50		0.51	0.50	0.50
Ratio of net investment income to average net assets (%)	3.17	(e)	2.32		0.71		2.39	0.83	1.70
Portfolio turnover rate (%)	52	(c)(h)	120	(h)	64		43	44 (h)	53
Net assets, end of period (in millions)	$1,392.3		$1,385.2		$1,445.5		$1,579.7	$1,731.8	$1,685.0

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$9.69		$9.24		$10.01		$9.88	$11.76	$11.84

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.20		0.04		0.22	0.06	0.17
Net realized and unrealized gain (loss) on investments	(0.02)		0.25		(0.32)		0.07	(1.07)	0.85

Total from investment operations	0.12		0.45		(0.28)		0.29	(1.01)	1.02

Less Distributions
Distributions from net investment income	(0.15)		0.00		(0.49)		(0.16)	(0.24)	(0.37)
Distributions from net realized capital gains	0.00		0.00		0.00		0.00	(0.63)	(0.73)

Total distributions	(0.15)		0.00		(0.49)		(0.16)	(0.87)	(1.10)

Net Asset Value, End of Period	$9.66		$9.69		$9.24		$10.01	$9.88	$11.76

Total Return (%) (b)	1.27	(c)	4.87	(d)	(3.00	)(d)	2.89	(9.27)	9.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.08	(e)	1.00		0.86		0.81	0.80	0.83
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	(e)	0.76		0.76		0.76	0.75	0.75
Net ratio of expenses to average net assets (%) (f)(g)	1.06	(e)	1.00		0.86		0.81	0.80	0.83
Net ratio of expenses to average net assets excluding interest expense (%) (f)(g)	0.74	(e)	0.75		0.75		0.76	0.75	0.75
Ratio of net investment income to average net assets (%)	2.92	(e)	2.07		0.46		2.14	0.58	1.46
Portfolio turnover rate (%)	52	(c)(h)	120	(h)	64		43	44 (h)	53
Net assets, end of period (in millions)	$1,230.4		$1,217.7		$1,257.5		$1,437.0	$1,593.8	$1,975.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$9.71		$9.26		$10.02		$9.90	$11.78	$11.85

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.21		0.05		0.23	0.07	0.18
Net realized and unrealized gain (loss) on investments	(0.02)		0.24		(0.31)		0.06	(1.07)	0.86

Total from investment operations	0.13		0.45		(0.26)		0.29	(1.00)	1.04

Less Distributions
Distributions from net investment income	(0.16)		0.00		(0.50)		(0.17)	(0.25)	(0.38)
Distributions from net realized capital gains	0.00		0.00		0.00		0.00	(0.63)	(0.73)

Total distributions	(0.16)		0.00		(0.50)		(0.17)	(0.88)	(1.11)

Net Asset Value, End of Period	$9.68		$9.71		$9.26		$10.02	$9.90	$11.78

Total Return (%) (b)	1.36	(c)	4.86	(d)	(2.80	)(d)	2.89 (d)	(9.17)	9.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(e)	0.90		0.76		0.71	0.70	0.73
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	(e)	0.66		0.66		0.66	0.65	0.65
Net ratio of expenses to average net assets (%) (f)(g)	0.96	(e)	0.90		0.76		0.71	0.70	0.73
Net ratio of expenses to average net assets excluding interest expense (%) (f)(g)	0.64	(e)	0.65		0.65		0.66	0.65	0.65
Ratio of net investment income to average net assets (%)	3.01	(e)	2.16		0.51		2.24	0.68	1.54
Portfolio turnover rate (%)	52	(c)(h)	120	(h)	64		43	44 (h)	53
Net assets, end of period (in millions)	$30.2		$32.1		$32.8		$41.7	$48.4	$70.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2017. (see Note 6 of the Notes to Financial Statements).
(h)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 37%, 61% and 39% for the six months ended June 30, 2017 and the years ended December 31, 2016 and 2013, respectively.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value (“NAV”) to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign

BHFTI-25

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income

BHFTI-26

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures, swap transactions, foreign currency transactions, paydown reclasses, premium amortization adjustments, deferred deflation adjustments and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

BHFTI-27

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to

BHFTI-28

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level: that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had investments in repurchase agreements with a gross value of $35,416,125, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities. The Portfolio did not have any reverse repurchase agreements during the period ending June 30, 2017.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2017, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the six months ended June 30, 2017, the Portfolio’s average amount of borrowings was $883,644,288 and the weighted average interest rate was 0.96%. For the six months ended June 30, 2017, the Portfolio had an outstanding secured borrowing transaction balance for 181 days.

At June 30, 2017, the amount of the Portfolio’s outstanding borrowings was $3,303,294,626. Securities in the amount of $4,909,506 have been pledged as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of June 30, 2017.

BHFTI-29

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of June 30, 2017:

Counterparty	Payable for Secured Borrowings	Financial Instruments available for offset(a)	Collateral Pledged(b)	Collateral Received(b)	Net Amount(c)
Barclays Capital, Inc.	$(137,955,061)	$137,310,244	$—	$—	$(644,817)
BNP Paribas S.A.	(2,503,886,242)	2,467,610,143	1,215,446	—	(35,060,653)
Morgan Stanley & Co. LLC	(422,928,862)	417,711,400	2,147,402	—	(3,070,060)
UBS AG Stamford	(238,524,461)	236,603,940	1,546,658	—	(373,863)

	$(3,303,294,626)	$3,259,235,727	$4,909,506	$—	$(39,149,393)

(a)	Represents market value of borrowings as of June 30, 2017.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(2,228,862,254)	$(580,123,111)	$(494,309,261)	$(3,303,294,626)
Total Borrowings	$—	$(2,228,862,254)	$(580,123,111)	$(494,309,261)	$(3,303,294,626)
Gross amount of recognized liabilities for secured borrowing transactions					$(3,303,294,626)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

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satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately

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negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of

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protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

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The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$4,104,145
	OTC swap contracts at market value (b)	77,758	OTC swap contracts at market value (b)	$2,772,718
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	10,439,929	Unrealized depreciation on centrally cleared swap contracts (c) (d)	2,307,130
	Unrealized appreciation on futures contracts (c) (e)	585,176	Unrealized depreciation on futures contracts (c) (e)	728,334
			Written options at value (f)	867,483
Credit	OTC swap contracts at market value (b)	167,424	OTC swap contracts at market value (b)	311,471
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	107,943	Unrealized depreciation on centrally cleared swap contracts (c) (d)	430,626
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,454,634	Unrealized depreciation on forward foreign currency exchange contracts	9,446,062

Total		$18,937,009		$16,863,824

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $1,584.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Includes exchanged traded written options with a value of $557,963 that is not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$77,177	$(77,177)	$—	$—
BNP Paribas S.A.	891,530	(891,530)	—	—
Citibank N.A.	731,086	(731,086)	—	—
Credit Suisse International	21,249	(21,249)	—	—
Deutsche Bank AG	2,471,884	(2,471,884)	—	—
Goldman Sachs Bank USA	913,450	(913,450)	—	—
JPMorgan Chase Bank N.A.	114,049	(114,049)	—	—
Morgan Stanley Capital Services LLC	1,803,212	(681,534)	(1,121,678)	—
Societe Generale Paris	88,687	(88,687)	—	—
UBS AG Stamford	576,120	(576,120)	—	—

	$7,688,444	$(6,566,766)	$(1,121,678)	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$147,741	$(77,177)	$—	$70,564
BNP Paribas S.A.	2,734,745	(891,530)	(1,843,215)	—
Citibank N.A.	1,530,738	(731,086)	(672,492)	127,160
Credit Suisse International	36,557	(21,249)	—	15,308
Deutsche Bank AG	4,820,038	(2,471,884)	(2,324,390)	23,764
Goldman Sachs Bank USA	1,176,556	(913,450)	—	263,106

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Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Goldman Sachs International	$5,768	$—	$(5,768)	$—
JPMorgan Chase Bank N.A.	933,517	(114,049)	(819,468)	—
Morgan Stanley Capital Services LLC	681,534	(681,534)	—	—
Societe Generale Paris	127,194	(88,687)	—	38,507
UBS AG Stamford	645,383	(576,120)	—	69,263

	$12,839,771	$(6,566,766)	$(5,665,333)	$607,672

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$775,062	$—	$—	$775,062
Forward foreign currency transactions	—	—	(8,699,133)	(8,699,133)
Futures contracts	(902,061)	—	—	(902,061)
Swap contracts	(2,444,030)	(953,754)	—	(3,397,784)
Written options	935,158	118,632	216,922	1,270,712

	$(1,635,871)	$(835,122)	$(8,482,211)	$(10,953,204)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(3,015,110)	$—	$—	$(3,015,110)
Forward foreign currency transactions	—	—	(6,127,070)	(6,127,070)
Futures contracts	304,807	—	—	304,807
Swap contracts	5,954,316	881,336	—	6,835,652
Written options	1,333,246	(45,990)	—	1,287,256

	$4,577,259	$835,346	$(6,127,070)	$(714,465)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$246,899,167
Forward foreign currency transactions	796,149,312
Futures contracts long	226,664,340
Futures contracts short	(430,466,430)
Swap contracts	1,348,349,113
Written options	(354,504,796)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2017:

Call Options	Notional Amount*	Number of Contracts	Premium received
Options outstanding December 31, 2016	169,400,000	—	$1,420,768
Options written	88,686,900	4,035	1,708,440
Options bought back	(13,400,000)	(233)	(218,084)
Options exercised	(80,800,000)	(1,293)	(927,419)
Options expired	(117,386,900)	(444)	(936,234)

Options outstanding June 30, 2017	46,500,000	2,065	$1,047,471

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Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2016	485,100,000	130	$6,899,979
Options written	146,300,000	2,323	2,661,319
Options bought back	(282,600,000)	(1,272)	(5,751,665)
Options exercised	(94,200,000)	—	(753,600)
Options expired	(144,500,000)	(515)	(1,638,214)

Options outstanding June 30, 2017	110,100,000	666	$1,417,819

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between

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Notes to Financial Statements—June 30, 2017—(Continued)

the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,845,189,609	$277,242,761	$1,440,527,753	$249,148,094

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2017 were as follows:

Purchases	Sales
$430,783,809	$497,454,317

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$6,262,930	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	2 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 amounted to $83,466 and are included in the total amount shown as management fee waivers in the Statement of Operations.

BHFTI-37

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Effective January 1, 2017, the Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $158,873 was waived in the aggregate for the six months ended June 30, 2017 and is included in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2016	2015	2016	2015	2016	2015	2016	2015
$—	$148,806,676	$—	$—	$—	$320,224	$	$149,126,900

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$44,464,231	$—	$(216,186,005)	$(208,724,016)	$(380,445,790)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained

BHFTI-38

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Portfolio had no pre-enactment capital loss carryforwards, post-enactment short-term capital losses of $13,259,014 and post-enactment long-term capital losses of $195,465,002.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

In November 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-18, Statement of Cash Flows (Topic 230) which provides guidance about Restricted Cash in the Cash Flows Statement. The ASU requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The amendments are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted. At this time, management is evaluating the implications of these changes on the financial statements.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-39

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
246,109,850	6,925,097	17,549,610

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	253,786,417	16,798,140
Robert Boulware	253,812,982	16,771,575
Susan C. Gause	253,847,829	16,736,728
Nancy Hawthorne	253,825,189	16,759,367
Barbara A. Nugent	253,948,349	16,636,208
John Rosenthal	253,894,343	16,690,214
Linda B. Strumpf	253,357,398	17,227,158
Dawn M. Vroegop	253,319,263	17,265,294

BHFTI-40

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the PIMCO Total Return Portfolio returned 3.14%, 3.03%, and 3.09%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 2.27%.

MARKET ENVIRONMENT / CONDITIONS

Much of the first quarter of 2017 was marked by surging optimism among U.S. businesses and consumers along with solid fundamentals that helped bolster risk appetites. However, the risk rally moderated some as policy setbacks raised concerns about the administration’s ability to implement its pro-growth agenda. Despite this, volatility remained relatively low, equities rallied, and credit spreads tightened while U.S. yields remained generally range-bound. Solid U.S. economic data gave the Federal Reserve (the “Fed”) an opportunity to continue on its path toward policy normalization, though its March rate hike was perceived as more dovish given the largely unchanged statement and “dot plot.” Inflation expectations were generally stable, and the fundamental backdrop remained relatively healthy and unchanged. In the eurozone, the Dutch election results tempered some of the risks related to more nationalist, anti-E.U. sentiment leading up to the French and German elections.

Moving into the second quarter, geopolitics dominated headlines, with key elections in France and political controversy in both the United States and Brazil contributing to brief periods of market volatility. Still, robust risk appetite continued, following some of the first quarter’s trends: volatility remained relatively low, equities rallied, and credit spreads tightened while emerging market assets broadly continued to strengthen despite falling oil prices and another Fed rate hike. The Fed’s actions and details of its plan to reduce its balance sheet contributed to a flattening in the U.S. yield curve, with short term rates rising and longer-term yields declining over the quarter. Inflation expectations dropped to pre-U.S. election levels on the back of falling oil prices, soft inflation data, and waning prospects for fiscal stimulus. In Europe, Macron’s presidential victory in France tempered risks related to more nationalist, anti-E.U. outcomes in the eurozone. However, global central bankers struck a less accommodative tone: rhetoric from the European Central Bank, Bank of England, and Bank of Canada highlighted positive economic outlooks and suggested the potential for a reduction in easy monetary policy. In turn, most developed market yields rose higher even as those in the U.S. (outside the front-end) fell.

PORTFOLIO REVIEW / PERIOD END POSITIONING

An overweight to U.S. duration, which was facilitated through cash bonds, interest rate swaps, and futures, contributed to performance as a concentration on the intermediate portion of the curve benefitted from a decline in mid to long-term rates. In Europe, duration exposure and country selection, partially facilitated through the use of futures, detracted as rates rose across most of the region. Positions in Agency and non-Agency Mortgage-Backed Securities (“MBS”) added amid a strong U.S. housing sector. Currency strategies, partially implemented through the use of currency forwards, detracted overall, particularly a long U.S. dollar bias against a basket of emerging market Asian currencies that appreciated relative to the dollar. However, this was partially offset by tactical long exposure to developed market currencies (euro, yen, and pound) that appreciated over the quarter. Within credit, an underweight to investment grade corporates, notably Industrials and Utilities, detracted from performance while exposure to high yield credit and an overweight to municipal bonds added on the back of broad spread tightening. Finally, positions in Treasury Inflation-Protected Securities (“TIPS”) detracted amid lower inflation expectations and concerns surrounding the new administration’s ability to enact inflationary fiscal policies.

At period end, the Portfolio remained underweight the front-end of the U.S. yield curve but held a modest domestic duration overweight overall as global influences will likely keep U.S. rates range-bound in the near-term. The intermediate portion of the U.S. curve continues to offer attractive characteristics while longer-term rates may rise as the Fed continues to reduce accommodation and term premiums return. Globally, we maintain exposure to diversifying sources of duration, including long exposure in Germany as well as short exposure in the U.K., France, and Japan. We continued to favor positions in intermediate TIPS as these provide an attractively-priced upside hedge in inflation. We remained underweight investment grade corporate credit, though we are opportunistic in adding issuers and sectors with solid fundamentals, particularly those that benefit from U.S. growth and a resurgent housing sector (i.e. banks, financial companies, and housing-related credits). The underweight was partially offset by an overweight to taxable municipal bonds and exposure to select non-investment grade corporates. At period end, we were modestly overweight Agency MBS though remain selective across the coupon stack and continue to hold non-Agency MBS, which offer the potential for attractive loss-adjusted yields. We remained tactical with currency positioning; while we expect to have

BHFTI-1

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

net long-dollar positioning, we generally prefer developed market relative to emerging market currencies as developed market central banks reduce the extent of extraordinary policy support.

Scott A. Mather

Mark Kiesel

Mihir P. Worah

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	3.14	1.97	2.63	5.58
Class B	3.03	1.66	2.36	5.32
Class E	3.09	1.73	2.47	5.42
Bloomberg Barclays U.S. Aggregate Bond Index	2.27	-0.31	2.21	4.48

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	70.6
Corporate Bonds & Notes	28.1
Asset-Backed Securities	15.5
Mortgage-Backed Securities	5.8
Foreign Government	3.0
Municipals	0.6
Floating Rate Loans	0.2

BHFTI-3

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.49%	$1,000.00	$1,031.40	$2.47
	Hypothetical*	0.49%	$1,000.00	$1,022.37	$2.46

Class B(a)	Actual	0.74%	$1,000.00	$1,030.30	$3.73
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class E(a)	Actual	0.64%	$1,000.00	$1,030.90	$3.22
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

U.S. Treasury & Government Agencies—70.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—47.7%
Fannie Mae 10 Yr. Pool 3.000%, 12/01/20	88,060	$90,444
3.000%, 02/01/21	272,777	280,160
3.000%, 08/01/21	202,783	208,272
3.000%, 11/01/21	55,299	56,796
3.000%, 03/01/22	252,762	259,604
3.000%, 05/01/22	845,388	868,270
4.000%, 05/01/19	5,234	5,418
4.500%, 03/01/18	7,921	8,112
4.500%, 07/01/18	5,687	5,824
4.500%, 11/01/18	6,332	6,484
4.500%, 12/01/18	3,242	3,320
4.500%, 05/01/19	185,469	189,927
5.500%, 11/01/17	4,068	4,077
5.500%, 09/01/18	31,124	31,560
5.500%, 10/01/18	16,932	17,191
Fannie Mae 15 Yr. Pool 3.000%, 09/01/28	583,082	600,514
3.000%, 06/01/30	19,151,497	19,711,467
3.000%, TBA (a)	59,000,000	60,488,827
3.500%, 10/01/26	217,709	226,908
3.500%, 12/01/26	328,974	342,929
3.500%, 08/01/27	268,343	280,090
3.500%, 07/01/29	188,630	196,885
3.500%, TBA (a)	53,000,000	55,104,475
4.000%, 07/01/18	1,233	1,277
4.000%, 08/01/18	414	429
4.000%, 09/01/18	263	272
4.000%, 05/01/19	285,101	295,144
4.000%, 07/01/19	100,172	103,701
4.000%, 08/01/20	148,296	153,520
4.000%, 03/01/22	22,607	23,404
4.000%, 04/01/24	36,973	38,763
4.000%, 05/01/24	1,615,163	1,693,811
4.000%, 06/01/24	1,764,841	1,850,812
4.000%, 07/01/24	17,716	18,583
4.000%, 02/01/25	526,150	551,776
4.000%, 06/01/25	165,027	172,822
4.000%, 07/01/25	5,203	5,472
4.000%, 08/01/25	560,598	588,929
4.000%, 09/01/25	26,929	28,345
4.000%, 12/01/25	151,845	158,850
4.000%, 02/01/26	153,347	161,368
4.000%, 03/01/26	29,028	30,549
4.000%, 06/01/26	25,064	26,226
4.500%, 03/01/18	22,433	22,973
4.500%, 04/01/18	50,332	51,542
4.500%, 06/01/18	174,521	178,716
4.500%, 07/01/18	87,329	89,428
4.500%, 08/01/18	1,163	1,191
4.500%, 10/01/18	4,183	4,284
4.500%, 11/01/18	211,784	216,875
4.500%, 12/01/18	76,830	78,677
4.500%, 02/01/19	53,467	54,752
4.500%, 05/01/19	112,878	115,591
4.500%, 06/01/19	53,437	54,721

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool 4.500%, 11/01/19	63,100	64,617
4.500%, 12/01/19	64,310	65,855
4.500%, 08/01/20	151,911	156,677
4.500%, 09/01/20	144,525	148,059
4.500%, 10/01/20	8,914	9,189
4.500%, 12/01/20	145,256	149,074
4.500%, 01/01/22	5,343	5,471
4.500%, 02/01/23	156,392	162,945
4.500%, 03/01/23	269,650	279,322
4.500%, 05/01/23	30,661	32,267
4.500%, 06/01/23	1,918	2,010
4.500%, 01/01/24	4,305	4,408
4.500%, 04/01/24	51,292	54,063
4.500%, 05/01/24	168,942	177,702
4.500%, 08/01/24	33,966	35,779
4.500%, 10/01/24	241,048	254,368
4.500%, 11/01/24	63,474	66,572
4.500%, 02/01/25	406,177	426,945
4.500%, 03/01/25	290,118	305,634
4.500%, 04/01/25	192,518	203,136
4.500%, 05/01/25	597,125	628,384
4.500%, 06/01/25	46,052	47,788
4.500%, 07/01/25	2,350,303	2,479,450
4.500%, 08/01/25	58,499	61,207
4.500%, 09/01/25	158,442	167,094
4.500%, 11/01/25	112,913	119,248
4.500%, 04/01/26	12,087	12,646
4.500%, 01/01/27	57,552	59,477
5.500%, 12/01/17	187	188
5.500%, 01/01/18	7,721	7,739
5.500%, 02/01/18	49,465	49,630
5.500%, 11/01/18	278	280
5.500%, 09/01/19	5,904	5,939
5.500%, 09/01/20	6,492	6,742
5.500%, 12/01/20	498	506
5.500%, 03/01/22	100,125	105,352
5.500%, 04/01/22	49,414	51,349
5.500%, 07/01/22	85,228	90,411
5.500%, 09/01/22	36,188	38,261
5.500%, 10/01/22	292,238	309,017
5.500%, 11/01/22	70,641	74,480
5.500%, 12/01/22	55,796	58,848
5.500%, 02/01/23	98,662	104,777
5.500%, 03/01/23	14,228	15,154
5.500%, 07/01/23	7,376	7,818
5.500%, 08/01/23	25,754	27,328
5.500%, 10/01/23	63,214	67,028
5.500%, 11/01/23	9,592	9,629
5.500%, 12/01/23	27,864	29,464
5.500%, 01/01/24	8,531	9,063
5.500%, 03/01/24	51,940	55,244
5.500%, 09/01/24	20,484	21,304
5.500%, 01/01/25	704,593	749,068
5.500%, 05/01/25	65,259	67,811
6.500%, 10/01/17	190	191

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 20 Yr. Pool 4.000%, 04/01/29	53,477	$56,594
4.000%, 05/01/29	183,934	194,654
4.000%, 03/01/30	109,873	116,302
4.000%, 05/01/30	167,328	177,336
4.000%, 08/01/30	138,858	147,007
4.000%, 09/01/30	92,568	98,156
4.000%, 10/01/30	3,945	4,183
4.000%, 11/01/30	445,126	472,047
4.000%, 12/01/30	60,891	64,569
4.000%, 06/01/31	9,157	9,711
4.000%, 09/01/31	226,395	240,570
4.000%, 11/01/31	21,191	22,349
4.500%, 01/01/25	7,957	8,534
4.500%, 04/01/31	43,536	46,814
5.000%, 02/01/23	332,075	362,522
5.000%, 03/01/23	468,501	511,457
5.000%, 07/01/23	290,917	317,590
5.000%, 09/01/23	131,485	143,541
5.000%, 10/01/23	10,366,224	11,316,674
5.000%, 01/01/24	408,597	446,060
5.000%, 05/01/24	140,269	153,130
5.000%, 06/01/24	1,568,524	1,712,338
5.000%, 07/01/24	9,395,204	10,256,624
5.000%, 01/01/25	102,043	111,399
5.000%, 09/01/25	739,257	807,038
5.000%, 12/01/25	254,608	277,953
5.000%, 01/01/26	64,660	70,589
5.000%, 08/01/26	298,339	325,693
5.000%, 02/01/27	5,607	6,121
5.000%, 05/01/27	166,313	181,562
5.000%, 07/01/27	949,111	1,036,132
5.000%, 12/01/27	422,909	461,685
5.000%, 03/01/28	15,032	16,410
5.000%, 05/01/28	515,730	563,015
5.000%, 06/01/28	1,586,088	1,731,512
5.000%, 01/01/29	291,709	318,455
5.000%, 07/01/29	86,095	94,051
5.000%, 12/01/29	23,936	26,133
5.000%, 03/01/30	488,375	533,558
5.000%, 05/01/30	107,520	117,469
5.000%, 11/01/30	520,449	568,167
5.000%, 07/01/31	84,855	92,819
5.500%, 02/01/19	4,429	4,902
5.500%, 06/01/23	165,147	182,787
5.500%, 07/01/24	7,664	8,483
5.500%, 01/01/25	8,853	9,799
5.500%, 02/01/25	2,446	2,707
5.500%, 03/01/25	696,571	779,740
5.500%, 08/01/25	53,545	59,785
5.500%, 10/01/25	3,837	4,247
5.500%, 11/01/25	8,801	9,741
5.500%, 03/01/26	64,428	71,310
5.500%, 05/01/26	1,823	2,018
5.500%, 06/01/26	349,009	386,289
5.500%, 01/01/27	50,148	55,505

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 20 Yr. Pool 5.500%, 06/01/27	7,676	8,500
5.500%, 07/01/27	173,445	191,972
5.500%, 08/01/27	82,859	91,709
5.500%, 10/01/27	118,032	130,640
5.500%, 11/01/27	27,752	30,717
5.500%, 12/01/27	235,811	261,000
5.500%, 01/01/28	90,221	99,858
5.500%, 03/01/28	45,433	50,291
5.500%, 04/01/28	156,464	173,176
5.500%, 05/01/28	53,933	59,694
5.500%, 06/01/28	14,497	16,046
5.500%, 07/01/28	7,609	8,422
5.500%, 09/01/28	104,722	115,909
5.500%, 10/01/28	18,741	20,743
5.500%, 12/01/28	7,672	8,492
5.500%, 01/01/29	129,141	142,936
5.500%, 07/01/29	116,980	129,549
5.500%, 10/01/29	231,430	258,051
5.500%, 04/01/30	131,480	145,558
6.000%, 06/01/26	9,464	10,640
6.000%, 07/01/26	77,542	87,182
6.000%, 08/01/26	13,001	14,618
6.000%, 12/01/26	12,245	13,768
6.000%, 10/01/28	38,953	43,796
Fannie Mae 30 Yr. Pool 3.000%, TBA (a)	498,000,000	496,668,262
3.500%, TBA (a)	729,100,000	747,426,057
4.000%, 05/01/34	168,536	177,942
4.000%, 05/01/35	109,555	115,668
4.000%, 01/01/41	634,696	674,552
4.000%, 03/01/41	492,255	523,226
4.000%, 05/01/41	378,263	401,959
4.000%, 05/01/42	172,579	183,073
4.000%, 12/01/43	671,312	709,440
4.000%, TBA (a)	601,000,000	630,733,045
4.500%, 04/01/39	987,353	1,071,390
4.500%, 05/01/39	89,081	96,346
4.500%, 06/01/39	31,363	33,802
4.500%, 08/01/39	27,985	30,171
4.500%, 12/01/39	10,637	11,619
4.500%, 05/01/40	41,292	44,684
4.500%, 09/01/40	37,812	40,918
4.500%, 10/01/40	260,998	279,936
4.500%, 12/01/40	69,081	74,659
4.500%, 02/01/41	206,789	222,673
4.500%, 05/01/41	21,424	23,248
4.500%, 06/01/41	15,777	16,975
4.500%, 07/01/41	9,521	10,226
4.500%, 09/01/41	867,861	931,935
4.500%, 10/01/41	189,010	204,512
4.500%, 03/01/42	46,406	50,225
4.500%, 06/01/42	77,982	83,994
4.500%, 07/01/42	1,117,863	1,201,838
4.500%, 11/01/43	21,763	23,689
4.500%, TBA (a)	193,000,000	206,770,095

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 03/01/32	3,334	$3,640
5.000%, 09/01/32	2,334	2,548
5.000%, 10/01/32	923	1,007
5.000%, 04/01/33	76,575	83,596
5.000%, 07/01/33	123,504	136,382
5.000%, 08/01/33	2,717	3,000
5.000%, 09/01/33	2,142	2,380
5.000%, 10/01/33	22,741	25,112
5.000%, 11/01/33	633	698
5.000%, 01/01/34	121,206	132,319
5.000%, 04/01/34	150,151	165,708
5.000%, 06/01/34	4,071	4,502
5.000%, 12/01/34	22,944	25,048
5.000%, 01/01/35	77,430	85,324
5.000%, 04/01/35	59	65
5.000%, 07/01/35	29,695	32,417
5.000%, 09/01/35	46,557	50,825
5.000%, 01/01/38	190,004	209,077
5.000%, 04/01/39	26,974	29,666
5.000%, 10/01/39	8,896	9,790
5.000%, 11/01/39	25,287	27,922
5.000%, 06/01/40	15,836	17,295
5.000%, 09/01/41	10,536	11,542
5.000%, 11/01/42	198,963	218,607
5.000%, TBA (a)	18,650,000	20,354,727
5.500%, 12/01/28	26,525	29,393
5.500%, 06/01/33	62,248	69,562
5.500%, 07/01/33	9,220	10,324
5.500%, 09/01/33	171,375	191,063
5.500%, 11/01/33	231,589	256,327
5.500%, 12/01/33	1,512	1,693
5.500%, 04/01/34	2,691	3,010
5.500%, 07/01/34	27,010	30,195
5.500%, 08/01/34	274,613	307,453
5.500%, 09/01/34	14,757	16,397
5.500%, 11/01/34	383,337	429,418
5.500%, 12/01/34	894,240	1,000,850
5.500%, 01/01/35	324,088	363,045
5.500%, 02/01/35	451,497	505,765
5.500%, 03/01/35	592,971	663,454
5.500%, 04/01/35	130,401	145,238
5.500%, 05/01/35	171,044	189,886
5.500%, 06/01/35	271,316	302,970
5.500%, 08/01/35	205,458	230,451
5.500%, 09/01/35	2,409,198	2,697,717
5.500%, 10/01/35	282,493	314,115
5.500%, 11/01/35	1,425,122	1,594,599
5.500%, 12/01/35	1,355,830	1,513,214
5.500%, 01/01/36	265,670	297,085
5.500%, 03/01/36	292,080	326,887
5.500%, 05/01/36	2,416	2,690
5.500%, 07/01/36	1,207,124	1,352,111
5.500%, 09/01/36	146,755	164,391
5.500%, 11/01/36	92,477	103,449
5.500%, 12/01/36	2,630	2,911

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 02/01/37	2,449	2,719
5.500%, 03/01/37	54,842	60,700
5.500%, 05/01/37	28,408	31,757
5.500%, 08/01/37	1,175,763	1,316,383
5.500%, 01/01/38	7,193	8,004
5.500%, 02/01/38	161,719	180,005
5.500%, 03/01/38	1,237,812	1,382,530
5.500%, 05/01/38	2,449,623	2,731,732
5.500%, 06/01/38	93,948	104,543
5.500%, 09/01/38	22,438	24,835
5.500%, 10/01/38	947,276	1,059,782
5.500%, 11/01/38	214,121	238,548
5.500%, 01/01/39	60,670	67,831
5.500%, 07/01/39	21,691	24,018
5.500%, 11/01/39	2,694,956	2,997,921
5.500%, 02/01/40	572,761	637,768
5.500%, 03/01/40	1,331,353	1,481,959
5.500%, 06/01/40	60,378	66,861
5.500%, 09/01/40	390,726	434,560
5.500%, 12/01/40	185,103	205,511
5.500%, 07/01/41	4,585,955	5,101,396
5.500%, TBA (a)	8,000,000	8,858,125
6.000%, 12/01/28	33,910	38,126
6.000%, 01/01/29	26,184	29,708
6.000%, 02/01/29	175	198
6.000%, 04/01/29	3,080	3,495
6.000%, 06/01/29	4,778	5,421
6.000%, 11/01/32	47,669	53,664
6.000%, 12/01/32	226,907	257,344
6.000%, 03/01/33	18,926	21,543
6.000%, 04/01/33	7,147	8,048
6.000%, 05/01/33	19,224	21,888
6.000%, 07/01/33	20,441	23,273
6.000%, 01/01/34	56,245	64,111
6.000%, 09/01/34	20,214	22,727
6.000%, 11/01/34	8,085	9,108
6.000%, 04/01/35	857,024	978,510
6.000%, 05/01/35	31,915	36,442
6.000%, 06/01/35	3,827	4,368
6.000%, 07/01/35	64,243	72,826
6.000%, 09/01/35	9,233	10,530
6.000%, 11/01/35	430,616	484,151
6.000%, 12/01/35	27,386	30,834
6.000%, 03/01/36	104,044	118,688
6.000%, 04/01/36	6,276	7,161
6.000%, 05/01/36	614,307	700,117
6.000%, 06/01/36	21,670	24,364
6.000%, 07/01/36	12,809	14,401
6.000%, 08/01/36	2,083,944	2,373,174
6.000%, 09/01/36	280,619	318,517
6.000%, 10/01/36	173,487	196,752
6.000%, 11/01/36	140,356	159,141
6.000%, 12/01/36	14,542	16,350
6.000%, 01/01/37	506,582	575,877
6.000%, 02/01/37	495,759	564,375

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 04/01/37	90,207	$102,693
6.000%, 05/01/37	47,578	53,503
6.000%, 07/01/37	23,325	26,484
6.000%, 08/01/37	52,612	59,469
6.000%, 11/01/37	67,987	77,124
6.000%, 02/01/38	587,097	664,912
6.000%, 03/01/38	11,707	13,295
6.000%, 08/01/38	22,779	25,705
6.000%, 09/01/38	652,245	735,648
6.000%, 10/01/38	75,283	85,829
6.000%, 11/01/38	8,529	9,589
6.000%, 01/01/39	108,686	123,681
6.000%, 04/01/39	643,349	729,445
6.000%, 07/01/39	122,152	139,119
6.000%, 08/01/39	784,369	881,883
6.000%, 05/01/40	5,249	5,902
6.000%, TBA (a)	5,500,000	6,189,899
8.000%, 10/01/25	1,131	1,263
Fannie Mae ARM Pool 1.892%, 08/01/41 (b)	342,376	344,750
1.892%, 07/01/42 (b)	300,503	304,969
1.892%, 08/01/42 (b)	289,659	294,044
1.892%, 10/01/44 (b)	434,182	440,963
1.942%, 09/01/41 (b)	904,232	917,582
2.525%, 02/01/31 (b)	147,191	150,309
2.572%, 11/01/35 (b)	197,478	205,518
2.587%, 10/01/35 (b)	293,435	308,347
2.635%, 07/01/32 (b)	31,552	32,496
2.723%, 08/01/35 (b)	419,898	443,720
2.724%, 09/01/35 (b)	1,333,916	1,377,108
2.748%, 11/01/35 (b)	497,241	525,214
2.752%, 06/01/33 (b)	31,723	32,834
2.759%, 10/01/28 (b)	151,856	156,260
2.815%, 09/01/31 (b)	41,138	42,899
2.818%, 01/01/36 (b)	51,541	54,023
2.838%, 12/01/34 (b)	638,108	667,022
2.849%, 01/01/35 (b)	176,883	183,609
2.881%, 02/01/35 (b)	130,813	138,094
2.885%, 08/01/36 (b)	407,547	426,262
2.910%, 12/01/34 (b)	1,111,099	1,161,142
2.947%, 07/01/33 (b)	24,108	25,338
2.951%, 11/01/34 (b)	2,078,660	2,200,323
3.000%, 11/01/34 (b)	5,353	5,629
3.000%, 08/01/35 (b)	598,755	633,128
3.009%, 04/01/34 (b)	7,460	7,856
3.018%, 10/01/34 (b)	17,450	18,553
3.067%, 05/01/35 (b)	366,112	386,481
3.110%, 03/01/35 (b)	36,941	38,551
3.164%, 11/01/35 (b)	289,722	297,676
3.174%, 11/01/34 (b)	103,950	109,707
3.181%, 09/01/34 (b)	833,735	884,052
3.192%, 12/01/34 (b)	45,815	48,268
3.198%, 01/01/35 (b)	72,533	76,274
3.199%, 01/01/35 (b)	20,174	21,217
3.206%, 01/01/35 (b)	49,445	51,948

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool 3.256%, 02/01/35 (b)	34,611	36,148
3.264%, 01/01/35 (b)	61,680	64,985
3.332%, 03/01/33 (b)	2,898	3,014
3.373%, 09/01/32 (b)	162,308	172,568
3.374%, 05/01/35 (b)	47,055	49,614
3.385%, 11/01/32 (b)	26,594	27,523
3.507%, 05/01/34 (b)	732,775	774,686
3.560%, 04/01/35 (b)	102,883	108,826
4.295%, 12/01/36 (b)	209,248	221,643
4.748%, 09/01/34 (b)	37,393	39,647
Fannie Mae Pool 2.310%, 08/01/22	8,200,000	8,247,938
2.475%, 04/01/19	14,310,313	14,451,895
2.870%, 09/01/27	7,300,000	7,325,191
3.240%, 07/01/22	21,681,866	22,578,226
3.330%, 11/01/21	1,437,380	1,502,468
Fannie Mae REMICS (CMO) 1.609%, 09/18/31 (b)	270,318	271,432
2.116%, 04/25/32 (b)	83,708	85,596
3.129%, 05/25/35 (b)	1,089,706	1,148,958
Freddie Mac 15 Yr. Gold Pool 5.500%, 09/01/19	94,575	96,722
Freddie Mac 20 Yr. Gold Pool 4.000%, 06/01/30	103,165	108,958
4.000%, 09/01/30	473,462	503,016
4.000%, 10/01/30	27,704	29,434
5.500%, 04/01/21	8,998	9,913
5.500%, 12/01/22	584	644
5.500%, 03/01/23	106,092	116,884
5.500%, 06/01/26	2,687	2,960
5.500%, 08/01/26	1,128	1,243
5.500%, 06/01/27	25,477	28,069
5.500%, 12/01/27	68,937	75,950
5.500%, 01/01/28	39,765	43,810
5.500%, 02/01/28	9,772	10,766
5.500%, 05/01/28	91,201	100,517
5.500%, 06/01/28	124,240	136,926
6.000%, 03/01/21	23,851	26,800
6.000%, 01/01/22	114,437	128,588
6.000%, 10/01/22	434,178	487,870
6.000%, 12/01/22	24,622	27,667
6.000%, 04/01/23	21,694	24,376
Freddie Mac 30 Yr. Gold Pool 3.500%, TBA (a)	75,000,000	76,908,150
4.000%, 12/01/40	214,408	227,115
4.000%, TBA (a)	36,000,000	37,789,168
4.500%, 04/01/34	25,020	26,907
4.500%, 06/01/35	81,221	87,337
4.500%, 04/01/41	147,886	158,975
4.500%, 10/01/41	143,061	153,687
4.500%, TBA (a)	29,800,000	31,923,622
5.500%, 03/01/32	24,513	27,163
5.500%, 01/01/33	1,675	1,873
5.500%, 05/01/33	1,923	2,140
5.500%, 08/01/33	1,853	2,057

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.500%, 10/01/33	2,683	$2,971
5.500%, 12/01/33	1,347	1,503
5.500%, 01/01/34	2,158	2,410
5.500%, 05/01/34	50,907	56,888
5.500%, 09/01/34	22,244	24,596
5.500%, 01/01/35	38,154	42,742
5.500%, 07/01/35	1,945	2,183
5.500%, 10/01/35	63,508	70,698
5.500%, 11/01/35	129,154	142,814
5.500%, 12/01/35	43,754	49,040
5.500%, 01/01/36	36,741	41,037
5.500%, 02/01/36	38,939	42,930
5.500%, 04/01/36	21,839	24,452
5.500%, 06/01/36	1,854,562	2,076,328
5.500%, 07/01/36	40,060	44,730
5.500%, 08/01/36	79,168	88,097
5.500%, 10/01/36	17,173	19,013
5.500%, 12/01/36	336,580	375,362
5.500%, 02/01/37	25,653	28,605
5.500%, 03/01/37	16,496	18,485
5.500%, 04/01/37	34,800	38,380
5.500%, 06/01/37	58,582	65,226
5.500%, 07/01/37	275,061	306,543
5.500%, 08/01/37	91,336	101,850
5.500%, 09/01/37	33,791	37,439
5.500%, 10/01/37	11,620	12,936
5.500%, 11/01/37	302,378	336,763
5.500%, 12/01/37	18,084	20,034
5.500%, 01/01/38	93,398	104,000
5.500%, 02/01/38	244,207	271,382
5.500%, 03/01/38	111,956	124,235
5.500%, 04/01/38	221,063	246,104
5.500%, 05/01/38	459,164	511,432
5.500%, 06/01/38	354,043	394,191
5.500%, 07/01/38	489,758	544,876
5.500%, 08/01/38	1,305,034	1,453,218
5.500%, 09/01/38	344,127	382,908
5.500%, 10/01/38	9,537,725	10,617,695
5.500%, 11/01/38	3,024,049	3,352,174
5.500%, 12/01/38	6,130	6,753
5.500%, 01/01/39	824,925	919,299
5.500%, 02/01/39	130,256	144,204
5.500%, 03/01/39	95,445	106,254
5.500%, 06/01/39	3,252,530	3,620,117
5.500%, 09/01/39	67,045	74,082
5.500%, 02/01/40	112,374	124,982
5.500%, 03/01/40	14,458	16,024
5.500%, 05/01/40	3,199	3,562
5.500%, 08/01/40	101,567	112,946
5.500%, 02/01/41	82,407	90,860
Freddie Mac ARM Non-Gold Pool 2.617%, 09/01/35 (b)	220,068	230,596
2.619%, 10/01/34 (b)	50,519	53,162
2.732%, 09/01/35 (b)	372,933	393,216
2.836%, 02/01/35 (b)	49,277	51,672

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac ARM Non-Gold Pool 2.844%, 11/01/34 (b)	74,155	78,057
2.847%, 11/01/31 (b)	27,353	28,701
2.950%, 01/01/35 (b)	203,069	213,944
2.981%, 08/01/35 (b)	457,797	481,860
2.997%, 06/01/35 (b)	946,378	995,528
3.004%, 01/01/29 (b)	269,485	280,140
3.089%, 02/01/35 (b)	77,499	81,683
3.211%, 08/01/32 (b)	50,995	52,719
3.230%, 11/01/34 (b)	18,560	19,631
3.255%, 02/01/35 (b)	18,702	19,663
3.266%, 02/01/35 (b)	34,217	35,911
3.294%, 01/01/35 (b)	45,824	48,705
3.306%, 02/01/35 (b)	40,896	42,952
3.315%, 02/01/35 (b)	39,953	41,873
3.330%, 11/01/34 (b)	36,917	38,979
3.389%, 11/01/34 (b)	30,255	32,039
3.517%, 02/01/35 (b)	44,112	46,727
3.601%, 03/01/35 (b)	101,800	105,643
Freddie Mac REMICS (CMO) 1.409%, 07/15/34 (b)	54,300	54,091
1.559%, 06/15/41 (b)	11,664,056	11,695,133
2.625%, 11/15/23 (b)	266,293	272,039
3.500%, 01/15/42	24,168,247	25,132,277
6.500%, 01/15/24	16,854	18,221
Freddie Mac Structured Pass-Through Securities (CMO) 1.892%, 10/25/44 (b)	986,392	1,000,043
1.892%, 02/25/45 (b)	89,040	89,072
2.092%, 07/25/44 (b)	4,908,600	4,970,481
Ginnie Mae I 30 Yr. Pool 3.000%, TBA (a)	7,000,000	7,073,137
4.000%, TBA (a)	11,000,000	11,572,343
5.000%, 10/15/33	6,807	7,417
5.000%, 12/15/33	33,809	37,155
5.000%, 05/15/34	5,898	6,511
5.000%, 07/15/34	2,537	2,767
5.000%, 11/15/35	2,994	3,265
5.000%, 03/15/36	2,792	3,070
5.000%, 03/15/38	192,790	210,412
5.000%, 06/15/38	516,339	567,410
5.000%, 10/15/38	736,429	808,793
5.000%, 11/15/38	177,640	195,464
5.000%, 02/15/39	110,393	121,343
5.000%, 03/15/39	1,631,243	1,791,578
5.000%, 04/15/39	963,388	1,062,703
5.000%, 05/15/39	3,585,624	3,968,175
5.000%, 06/15/39	1,211,425	1,330,888
5.000%, 07/15/39	2,365,794	2,599,530
5.000%, 08/15/39	282,158	309,351
5.000%, 09/15/39	363,844	400,147
5.000%, 10/15/39	802,938	880,555
5.000%, 05/15/40	38,439	42,250
5.000%, 09/15/40	423,442	464,826
5.000%, 12/15/40	30,831	33,881
5.000%, 07/15/41	22,514	24,595

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 5.000%, TBA (a)	9,000,000	$9,807,187
7.000%, 10/15/23	3,540	3,758
7.500%, 01/15/26	3,485	3,772
Ginnie Mae II 30 Yr. Pool 3.500%, TBA (a)	10,000,000	10,342,187
4.000%, TBA (a)	39,500,000	41,508,944
Ginnie Mae II ARM Pool 2.125%, 04/20/22 (b)	474	475
2.125%, 05/20/26 (b)	14,601	14,784
2.125%, 06/20/27 (b)	4,725	4,882
2.125%, 08/20/27 (b)	62,725	63,996
2.125%, 09/20/27 (b)	63,595	63,560
2.125%, 05/20/28 (b)	5,038	5,210
2.125%, 04/20/29 (b)	5,463	5,504
2.125%, 05/20/29 (b)	7,317	7,573
2.125%, 07/20/29 (b)	7,862	8,123
2.125%, 08/20/29 (b)	8,375	8,652
2.125%, 09/20/29 (b)	10,900	11,078
2.125%, 04/20/30 (b)	16,711	17,310
2.125%, 05/20/30 (b)	26,862	27,817
2.125%, 06/20/30 (b)	10,313	10,680
2.125%, 04/20/31 (b)	13,357	13,602
2.125%, 08/20/31 (b)	2,866	2,968
2.125%, 04/20/32 (b)	7,290	7,566
2.125%, 05/20/32 (b)	15,850	16,449
2.125%, 07/20/32 (b)	5,735	5,838
2.125%, 09/20/33 (b)	45,205	46,779
2.250%, 11/20/27 (b)	15,354	15,798
2.250%, 10/20/28 (b)	8,288	8,509
2.250%, 10/20/29 (b)	6,011	6,212
2.250%, 11/20/30 (b)	44,520	46,079
2.375%, 02/20/22 (b)	7,246	7,336
2.375%, 01/20/23 (b)	12,448	12,705
2.375%, 02/20/26 (b)	8,981	9,238
2.375%, 01/20/27 (b)	3,929	4,047
2.375%, 02/20/27 (b)	5,077	5,067
2.375%, 02/20/28 (b)	12,568	12,965
2.375%, 03/20/28 (b)	12,320	12,710
2.375%, 01/20/30 (b)	30,554	31,563
2.375%, 03/20/32 (b)	509	526
2.375%, 03/20/33 (b)	4,755	4,927
2.500%, 11/20/26 (b)	12,746	12,855
2.500%, 10/20/30 (b)	2,792	2,889
2.750%, 10/20/31 (b)	5,544	5,608
Government National Mortgage Association 1.333%, 12/20/62 (b)	324,107	322,183
1.593%, 10/20/65 (b)	10,632,598	10,651,542
Government National Mortgage Association (CMO) 1.472%, 01/16/31 (b)	21,913	22,017
1.593%, 08/20/65 (b)	4,138,742	4,128,584
1.643%, 06/20/66 (b)	8,315,053	8,329,259
1.672%, 02/16/30 (b)	5,546	5,570
1.843%, 09/20/66 (b)	10,115,075	10,227,131
1.993%, 12/20/65 (b)	28,098,217	28,580,237

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 1.993%, 01/20/67 (b)	12,676,344	12,917,703
3.997%, 09/20/66 (b)	13,131,313	14,518,308

		2,838,304,420

Commercial Mortgage-Backed Securities—0.0%
Freddie Mac Multifamily Structured Pass-Through Certificates 1.409%, 08/25/22 (b) (c)	43,028,458	2,341,691

U.S. Treasury—22.9%
U.S. Treasury Bonds 2.250%, 08/15/46 (d)	17,100,000	15,054,686
2.500%, 02/15/46 (e)	3,300,000	3,071,577
2.750%, 08/15/42	39,000,000	38,573,418
2.750%, 11/15/42 (d)	63,400,000	62,647,125
2.875%, 05/15/43 (d)	77,300,000	78,048,882
2.875%, 08/15/45 (f)	25,600,000	25,743,002
3.000%, 05/15/42 (d)	19,500,000	20,193,927
3.000%, 11/15/44 (d)	58,900,000	60,777,437
3.000%, 02/15/47 (d)	31,700,000	32,700,515
3.125%, 02/15/42	15,800,000	16,731,331
3.125%, 02/15/43	20,000,000	21,129,680
3.125%, 08/15/44 (d)	116,300,000	122,873,625
3.625%, 08/15/43	21,900,000	25,193,563
3.750%, 11/15/43	28,100,000	33,031,775
4.250%, 05/15/39 (e)	9,600,000	12,025,872
4.375%, 11/15/39 (d)	57,100,000	72,777,947
4.375%, 05/15/40	11,900,000	15,187,375
4.500%, 08/15/39	15,100,000	19,561,582
4.625%, 02/15/40	12,800,000	16,878,003
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/42 (g)	5,302,045	5,044,562
0.750%, 02/15/45 (g)	20,869,830	19,572,165
1.750%, 01/15/28 (d) (g)	121,843,152	135,807,961
2.500%, 01/15/29 (g)	67,872,480	81,601,793
3.625%, 04/15/28 (g)	755,840	987,389
3.875%, 04/15/29 (g)	9,667,385	13,124,365
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/21 (g) (h)	70,768,446	70,660,666
0.125%, 04/15/22 (d) (g) (i)	39,209,040	39,021,934
0.125%, 01/15/23 (g) (h) (i)	30,930,392	30,647,595
0.125%, 07/15/24 (g) (h)	23,656,558	23,237,056
0.250%, 01/15/25 (g) (h) (i)	11,344,757	11,143,274
0.375%, 01/15/27 (g)	63,058,191	61,931,909
1.250%, 07/15/20 (g) (h) (i)	16,256,240	16,947,049
U.S. Treasury Notes 0.625%, 09/30/17 (e) (h) (i)	5,374,000	5,368,035
1.375%, 03/31/20 (e) (h) (i)	22,000,000	21,918,358
1.750%, 09/30/22 (e) (h) (i)	20,400,000	20,215,931
2.250%, 11/15/24 (d) (e) (h) (i)	114,200,000	114,829,014

		1,364,260,378

Total U.S. Treasury & Government Agencies (Cost $4,200,798,142)		4,204,906,489

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

Corporate Bonds & Notes—28.1%

Security Description	Principal Amount*	Value

Airlines—0.1%
Latam Airlines Pass-Through Trust 4.200%, 11/15/27	3,242,885	$3,216,391
4.500%, 11/15/23	2,603,539	2,561,231

		5,777,622

Auto Manufacturers—0.9%
Ford Motor Credit Co. LLC 1.739%, 09/08/17 (b)	3,700,000	3,701,106
2.943%, 01/08/19	10,000,000	10,128,520
General Motors Financial Co., Inc. 3.150%, 01/15/20	12,300,000	12,510,920
3.200%, 07/13/20	18,300,000	18,646,145
Volkswagen Bank GmbH 0.081%, 11/27/17 (EUR) (b)	6,900,000	7,879,808

		52,866,499

Banks—17.7%
American Express Bank FSB 6.000%, 09/13/17	31,500,000	31,757,292
American Express Centurion Bank 6.000%, 09/13/17	3,300,000	3,326,954
Banco Espirito Santo S.A. 2.625%, 05/08/17 (EUR) (j) (k)	1,700,000	582,496
4.750%, 01/15/18 (EUR) (j) (k)	3,100,000	1,062,199
Bank of America Corp. 2.153%, 04/24/23 (b)	18,000,000	18,066,078
2.625%, 04/19/21	10,500,000	10,546,536
2.650%, 04/01/19	5,000,000	5,060,215
4.125%, 01/22/24	2,130,000	2,247,697
6.000%, 09/01/17	7,524,000	7,575,758
6.400%, 08/28/17	3,100,000	3,122,013
6.875%, 04/25/18	26,300,000	27,368,543
Barclays Bank plc 7.750%, 04/10/23 (b)	3,700,000	3,848,000
10.179%, 06/12/21 (144A)	17,900,000	22,419,195
14.000%, 06/15/19 (GBP) (b)	600,000	948,704
Barclays plc 3.200%, 08/10/21	5,000,000	5,071,865
3.295%, 08/10/21 (b)	6,400,000	6,711,706
6.500%, 09/15/19 (EUR) (b)	5,200,000	6,132,202
8.250%, 12/15/18 (b)	1,600,000	1,696,000
BB&T Corp. 2.106%, 06/15/18 (b)	27,200,000	27,364,451
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	7,800,000	8,589,750
Citigroup, Inc. 2.116%, 04/25/22 (b)	18,000,000	18,100,566
Credit Suisse Group Funding Guernsey, Ltd. 3.750%, 03/26/25	5,710,000	5,769,116
3.800%, 09/15/22	18,300,000	19,013,352
3.800%, 06/09/23	12,100,000	12,474,556
Deutsche Bank AG 3.375%, 05/12/21	30,500,000	30,891,163
4.250%, 10/14/21	7,700,000	8,074,859

Banks—(Continued)
Goldman Sachs Group, Inc. (The) 2.036%, 12/13/19 (b)	1,200,000	1,207,085
2.372%, 04/30/18 (b)	14,261,000	14,369,669
3.750%, 05/22/25	5,375,000	5,503,952
HSBC Holdings plc 2.799%, 01/05/22 (b)	18,400,000	18,927,583
3.400%, 03/08/21	14,900,000	15,314,175
3.459%, 03/08/21 (b)	9,600,000	10,117,478
JPMorgan Chase & Co. 2.056%, 04/25/23 (b)	18,000,000	18,011,880
2.250%, 01/23/20	12,300,000	12,338,155
2.295%, 08/15/21	3,100,000	3,081,964
2.320%, 06/07/21 (b)	17,000,000	17,261,324
JPMorgan Chase Bank N.A. 6.000%, 10/01/17	23,600,000	23,841,900
KBC Bank NV 8.000%, 01/25/23 (b)	4,800,000	4,944,000
Lloyds Bank plc 12.000%, 12/16/24 (144A) (b)	5,700,000	7,743,165
Lloyds Banking Group plc 7.000%, 06/27/19 (GBP) (b)	2,100,000	2,835,661
7.625%, 06/27/23 (GBP) (b)	11,400,000	16,406,721
Mizuho Bank, Ltd. 1.746%, 09/25/17 (144A) (b)	1,300,000	1,300,949
2.150%, 10/20/18 (144A)	7,200,000	7,209,842
2.346%, 10/20/18 (144A) (b)	11,800,000	11,921,693
Morgan Stanley 2.125%, 04/25/18	4,700,000	4,715,501
2.436%, 04/25/18 (b)	32,000,000	32,278,688
Novo Banco S.A. 5.000%, 04/04/19 (EUR)	3,748,000	3,488,846
5.000%, 05/14/19 (EUR)	100,000	93,086
5.000%, 05/23/19 (EUR)	237,000	220,612
Nykredit Realkredit A/S 1.000%, 01/01/18 (DKK)	58,900,000	9,108,698
1.000%, 04/01/18 (DKK)	554,900,000	86,106,304
Realkredit Danmark A/S 1.000%, 01/01/18 (DKK)	49,300,000	7,627,837
1.000%, 04/01/18 (DKK)	1,569,700,000	243,397,796
2.000%, 01/01/18 (DKK)	91,100,000	14,160,195
2.000%, 04/01/18 (DKK)	195,500,000	30,563,716
Royal Bank of Scotland Group plc 6.990%, 10/05/17 (144A) (b)	2,000,000	2,265,000
8.000%, 08/10/25 (b)	5,700,000	6,188,376
Royal Bank of Scotland plc (The) 6.934%, 04/09/18 (EUR)	6,732,000	8,078,297
Sumitomo Mitsui Financial Group, Inc. 2.934%, 03/09/21	15,100,000	15,339,984
Sumitomo Mitsui Trust Bank, Ltd. 2.050%, 03/06/19 (144A)	10,000,000	9,999,930
Toronto-Dominion Bank (The) 2.500%, 01/18/22 (144A)	20,600,000	20,742,923
UBS AG 1.539%, 12/07/18 (144A) (b) (l)	11,600,000	11,603,712
1.799%, 06/08/20 (144A) (b)	15,800,000	15,821,646
2.052%, 06/01/20 (b)	4,000,000	4,030,976

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
UBS AG 4.750%, 05/22/23 (b)	7,900,000	$8,055,772
7.625%, 08/17/22	3,600,000	4,226,400
UBS Group Funding Switzerland AG 3.000%, 04/15/21 (144A)	14,000,000	14,214,718
4.125%, 04/15/26 (144A)	10,200,000	10,637,468
Wells Fargo & Co. 7.980%, 03/15/18 (b)	11,300,000	11,737,875

		1,054,862,818

Beverages—0.0%
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	1,400,000	1,441,623

Chemicals—0.0%
Rohm & Haas Co. 6.000%, 09/15/17	2,438,000	2,459,152

Computers—0.4%
Dell International LLC / EMC Corp. 4.420%, 06/15/21 (144A)	11,300,000	11,912,663
5.450%, 06/15/23 (144A)	9,600,000	10,417,632

		22,330,295

Diversified Financial Services—3.1%
Ally Financial, Inc. 3.500%, 01/27/19	1,100,000	1,115,125
Bear Stearns Cos. LLC (The) 6.400%, 10/02/17	1,400,000	1,416,138
7.250%, 02/01/18	4,200,000	4,331,737
Blackstone CQP Holdco L.P. 6.500%, 03/20/21 (144A)	20,700,000	20,799,215
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros 5.500%, 07/16/20 (144A)	1,000,000	1,043,800
BRFkredit A/S 1.000%, 01/01/18 (DKK)	161,000,000	24,904,100
4.000%, 01/01/18 (DKK)	79,600,000	12,494,572
CIT Group, Inc. 5.500%, 02/15/19 (144A)	802,000	842,100
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A)	17,900,000	18,024,333
International Lease Finance Corp. 4.625%, 04/15/21	2,000,000	2,128,694
LeasePlan Corp. NV 2.875%, 01/22/19 (144A)	17,600,000	17,655,792
Navient Corp. 8.450%, 06/15/18	8,300,000	8,739,900
Nordea Kredit Realkreditaktieselskab 1.000%, 04/01/18 (DKK)	164,400,000	25,533,533
2.000%, 04/01/18 (DKK)	15,000,000	2,345,183
OneMain Financial Holdings LLC 6.750%, 12/15/19 (144A)	3,100,000	3,255,000
7.250%, 12/15/21 (144A)	3,100,000	3,265,075

Diversified Financial Services—(Continued)
Piper Jaffray Cos. 5.060%, 10/09/18 (144A) (l)	5,000,000	5,104,000
Preferred Term Securities XX, Ltd. / Preferred Term Securities XX, Inc. 1.646%, 03/22/38 (144A) (b)	10,906,398	8,779,650
Rio Oil Finance Trust 9.250%, 07/06/24 (144A)	3,328,357	3,378,282
Springleaf Finance Corp. 6.125%, 05/15/22	9,100,000	9,600,500
8.250%, 12/15/20	7,000,000	7,857,500

		182,614,229

Electric—0.8%
Dynegy, Inc. 6.750%, 11/01/19	22,450,000	23,151,562
7.375%, 11/01/22	7,000,000	6,912,500
FirstEnergy Corp. 3.900%, 07/15/27	1,300,000	1,304,157
IPALCO Enterprises, Inc. 3.450%, 07/15/20	6,500,000	6,581,250
Southern Power Co. 1.950%, 12/15/19	10,500,000	10,460,846

		48,410,315

Healthcare-Products—0.2%
Becton Dickinson & Co. 2.133%, 06/06/19	12,000,000	12,018,228

Healthcare-Services—0.1%
HCA, Inc. 3.750%, 03/15/19	4,500,000	4,590,000

Housewares—0.1%
Newell Brands, Inc. 3.850%, 04/01/23	7,400,000	7,769,549

Lodging—0.1%
Hyatt Hotels Corp. 4.850%, 03/15/26	2,700,000	2,948,991

Media—0.4%
CBS Radio, Inc. 7.250%, 11/01/24 (144A)	4,000,000	4,120,000
DISH DBS Corp. 4.250%, 04/01/18	500,000	506,410
4.625%, 07/15/17	6,100,000	6,092,375
Time Warner Cable LLC 6.750%, 07/01/18	4,900,000	5,126,419
Virgin Media Secured Finance plc 5.125%, 01/15/25 (GBP)	2,000,000	2,732,253
5.500%, 01/15/25 (GBP)	2,700,000	3,700,533

		22,277,990

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—0.4%
BP Capital Markets plc 1.532%, 08/14/18 (b)	12,000,000	$12,033,180
Canadian Natural Resources, Ltd. 1.750%, 01/15/18	3,900,000	3,899,680
Petrobras Global Finance B.V. 6.125%, 01/17/22	8,000,000	8,252,000

		24,184,860

Pharmaceuticals—0.7%
AbbVie, Inc. 1.800%, 05/14/18	11,200,000	11,214,135
2.850%, 05/14/23	11,000,000	10,975,448
Allergan Funding SCS 3.450%, 03/15/22	4,900,000	5,051,003
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	8,000,000	7,962,856
Valeant Pharmaceuticals International, Inc. 5.375%, 03/15/20 (144A)	4,711,000	4,552,004
6.750%, 08/15/18 (144A)	4,200,000	4,210,500

		43,965,946

Pipelines—0.7%
Enbridge, Inc. 1.946%, 06/15/20 (b)	14,300,000	14,291,806
Energy Transfer L.P. 4.750%, 01/15/26	4,200,000	4,369,344
Kinder Morgan Energy Partners L.P. 5.950%, 02/15/18	5,399,000	5,532,383
Kinder Morgan Finance Co. LLC 6.000%, 01/15/18 (144A)	4,420,000	4,511,781
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.750%, 09/01/20	5,992,000	6,481,750
Sabine Pass Liquefaction LLC 5.875%, 06/30/26	7,000,000	7,823,494

		43,010,558

Real Estate—0.1%
Ontario Teachers’ Cadillac Fairview Properties Trust 3.125%, 03/20/22 (144A)	1,200,000	1,217,172
3.875%, 03/20/27 (144A)	1,700,000	1,742,274
WEA Finance LLC 3.150%, 04/05/22 (144A)	4,770,000	4,796,803

		7,756,249

Real Estate Investment Trusts—0.8%
Brixmor Operating Partnership L.P. 4.125%, 06/15/26	5,500,000	5,468,089
Digital Realty Trust L.P. 3.400%, 10/01/20	5,300,000	5,435,760
4.750%, 10/01/25	8,000,000	8,604,600
Goodman U.S. Finance Two LLC 6.000%, 03/22/22 (144A)	5,000,000	5,643,455

Real Estate Investment Trusts—(Continued)
Omega Healthcare Investors, Inc. 4.750%, 01/15/28	8,900,000	8,884,888
Welltower, Inc. 4.250%, 04/01/26	10,300,000	10,770,648

		44,807,440

Retail—0.0%
CVS Pass-Through Trust 6.943%, 01/10/30	818,110	971,659

Software—0.1%
Oracle Corp. 1.900%, 09/15/21	6,000,000	5,947,242

Telecommunications—1.3%
AT&T, Inc. 1.808%, 01/15/20 (b)	11,900,000	11,961,666
2.023%, 07/15/21 (b)	14,900,000	15,054,319
3.400%, 05/15/25	8,500,000	8,356,265
Sprint Corp. 7.250%, 09/15/21	4,200,000	4,667,250
Verizon Communications, Inc. 1.722%, 05/22/20 (b)	14,800,000	14,811,100
2.992%, 09/14/18 (b)	3,700,000	3,766,948
3.000%, 11/01/21	6,800,000	6,890,052
3.500%, 11/01/24	6,600,000	6,661,037
Wind Acquisition Finance S.A. 3.668%, 07/15/20 (EUR) (b)	2,800,000	3,199,938

		75,368,575

Transportation—0.0%
Hellenic Railways Organization S.A. 5.014%, 12/27/17 (EUR)	500,000	562,509

Trucking & Leasing—0.1%
GATX Corp. 6.000%, 02/15/18	5,000,000	5,127,600

Total Corporate Bonds & Notes (Cost $1,636,626,861)		1,672,069,949

Asset-Backed Securities—15.5%

Asset-Backed - Automobile—0.8%
AmeriCredit Automobile Receivables Trust 1.510%, 05/18/20	6,700,000	6,694,992
DT Auto Owner Trust 1.720%, 05/15/20 (144A)	12,917,907	12,918,167
Exeter Automobile Receivables Trust 1.960%, 03/15/21 (144A)	10,245,369	10,226,578
Flagship Credit Auto Trust 1.930%, 12/15/21 (144A)	16,734,559	16,740,574

		46,580,311

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Credit Card—0.4%
Chase Issuance Trust 1.459%, 01/18/22 (b)	12,000,000	$12,039,606
Golden Credit Card Trust 1.559%, 02/15/21 (144A) (b)	12,000,000	12,025,104

		24,064,710

Asset-Backed - Home Equity—2.4%
ACE Securities Corp. Home Equity Loan Trust 1.366%, 04/25/36 (b)	7,854,498	7,034,713
1.686%, 10/25/35 (b)	7,100,000	7,000,129
Asset-Backed Funding Certificates Trust 1.916%, 06/25/34 (b)	2,333,647	2,298,513
Asset-Backed Securities Corp. Home Equity Loan Trust 1.296%, 05/25/37 (b)	28,049	19,662
1.666%, 11/25/35 (b)	2,000,000	1,928,467
Bear Stearns Asset-Backed Securities I Trust 1.466%, 04/25/37 (b)	14,257,835	12,790,905
1.676%, 02/25/36 (b)	1,000,000	883,169
2.016%, 10/27/32 (b)	19,041	18,247
2.216%, 10/25/37 (b)	3,714,484	3,724,411
2.221%, 06/25/35 (b)	7,800,000	7,269,151
Citigroup Mortgage Loan Trust 1.376%, 12/25/36 (144A) (b)	9,437,297	6,262,579
1.386%, 05/25/37 (b)	8,664,497	8,568,648
HSI Asset Securitization Corp. Trust 1.386%, 12/25/36 (b)	11,521,485	4,851,856
MASTR Asset-Backed Securities Trust 1.266%, 08/25/36 (b)	6,446,443	3,157,492
1.386%, 10/25/36 (b)	7,172,872	6,895,138
Merrill Lynch Mortgage Investors Trust 1.716%, 06/25/36 (b)	1,753,538	1,721,650
Morgan Stanley ABS Capital I, Inc. Trust 1.276%, 05/25/37 (b)	275,514	163,539
Morgan Stanley ABS Capital, Inc. Trust 1.366%, 06/25/36 (b)	912,835	837,884
Morgan Stanley Home Equity Loan Trust 1.386%, 04/25/37 (b)	22,616,622	14,074,195
Nomura Home Equity Loan, Inc. 1.546%, 11/25/35 (b)	11,000,000	9,333,214
Option One Mortgage Corp. Asset-Backed Certificates 1.856%, 08/25/33 (b)	14,793	14,323
Renaissance Home Equity Loan Trust 2.096%, 08/25/33 (b)	106,933	99,917
5.812%, 11/25/36 (m)	23,067,510	13,696,565
Residential Asset Securities Corp. Trust 1.366%, 07/25/36 (b)	10,669,753	9,232,171
1.496%, 06/25/36 (b)	6,000,000	5,660,534
1.796%, 06/25/33 (b)	969,043	861,722
1.981%, 03/25/34 (b)	1,915,565	1,860,154
Soundview Home Loan Trust 1.396%, 05/25/36 (b)	6,268,435	6,205,492

Asset-Backed - Home Equity—(Continued)
WaMu Asset-Backed Certificates Trust 1.441%, 05/25/47 (b)	12,323,719	10,041,399

		146,505,839

Asset-Backed - Manufactured Housing—0.0%
Conseco Financial Corp. 6.220%, 03/01/30	33,381	35,643
Mid-State Trust 7.791%, 03/15/38	108,554	116,279

		151,922

Asset-Backed - Other—11.2%
Allegro CLO, Ltd. 2.390%, 01/30/26 (144A) (b)	10,000,000	9,999,920
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 1.996%, 05/25/34 (b)	5,736,092	5,596,028
Apidos CLO 2.273%, 07/22/26 (144A) (b)	11,000,000	10,994,445
Ares CLO, Ltd. 2.380%, 08/28/25 (144A) (b)	13,700,000	13,702,959
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 1.596%, 02/25/36 (b)	6,539,719	4,917,333
Atlas Senior Loan Fund, Ltd. 2.408%, 10/15/26 (144A) (b)	14,800,000	14,800,784
Avery Point CLO, Ltd. 2.278%, 01/18/25 (144A) (b)	15,000,000	15,002,895
Catamaran CLO, Ltd. 2.558%, 10/18/26 (144A) (b)	8,000,000	8,006,192
Cent CLO, Ltd. 2.256%, 01/25/26 (144A) (b)	6,700,000	6,696,610
Chapel B.V. 0.330%, 11/17/64 (EUR) (b)	1,335,478	1,504,805
CIFC Funding, Ltd. 2.370%, 01/29/25 (144A) (b)	9,166,944	9,166,870
Citigroup Mortgage Loan Trust, Inc. 1.276%, 07/25/45 (b)	353,530	259,916
1.456%, 10/25/36 (b)	3,326,521	3,315,812
Countrywide Asset-Backed Certificates 1.356%, 02/25/37 (b)	322,430	321,859
1.356%, 04/25/47 (b)	4,977,021	4,679,446
1.366%, 05/25/37 (b)	1,797,072	1,739,824
1.366%, 06/25/47 (b)	557,690	523,070
1.416%, 06/25/47 (b)	9,707,804	8,362,636
1.436%, 09/25/37 (b)	7,871,520	6,466,170
1.496%, 09/25/36 (b)	10,416,652	10,280,026
1.776%, 12/25/35 (b)	3,008,911	3,011,298
4.856%, 10/25/46 (b)	8,139,513	7,383,471
5.167%, 10/25/32 (b)	12,568,991	11,205,404
Credit Suisse Mortgage Trust 4.500%, 03/25/21 (b)	15,823,794	15,834,852
CVP Cascade CLO-1, Ltd. 2.308%, 01/16/26 (144A) (b)	8,000,000	8,006,240

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
CWABS Asset-Backed Certificates Trust 1.366%, 09/25/46 (b)	5,285,696	$5,199,458
1.366%, 03/25/47 (b)	2,004,648	1,877,959
1.916%, 11/25/35 (b)	10,000,000	8,909,519
2.221%, 01/25/35 (b)	318,300	318,437
Emerson Park CLO, Ltd. 2.138%, 07/15/25 (144A) (b)	10,000,000	10,004,310
First Franklin Mortgage Loan Trust 1.356%, 12/25/36 (b)	7,287,418	4,454,105
1.576%, 10/25/35 (b)	7,255,732	6,908,136
2.641%, 10/25/34 (b)	5,362,296	4,784,825
Flagship, Ltd. 2.276%, 01/20/26 (144A) (b)	13,000,000	12,993,435
Galaxy CLO, Ltd. 2.310%, 11/16/25 (144A) (b)	10,000,000	10,004,980
GoldenTree Loan Opportunities, Ltd. 2.540%, 10/29/26 (144A) (b)	10,200,000	10,201,316
GSAMP Trust 1.386%, 12/25/36 (b)	3,298,675	1,820,386
1.606%, 01/25/36 (b)	14,600,000	14,034,508
2.536%, 12/25/34 (b)	7,152,213	5,071,315
Hillmark Funding, Ltd. 1.422%, 05/21/21 (144A) (b)	642,307	641,901
Home Equity Loan Trust 1.446%, 04/25/37 (b)	15,900,000	13,689,806
Home Equity Mortgage Loan Asset-Backed Trust 1.466%, 03/25/36 (b)	1,677,596	1,675,426
Jamestown CLO, Ltd. 2.378%, 01/17/27 (144A) (b)	17,800,000	17,791,029
KKR Financial CLO, Ltd. 2.603%, 01/23/26 (144A) (b)	6,600,000	6,600,548
KVK CLO, Ltd. 2.308%, 01/15/26 (144A) (b)	17,800,000	17,791,331
Lehman XS Trust 1.386%, 02/25/37 (b)	13,660,110	8,645,904
2.016%, 10/25/35 (b)	3,970,151	3,881,700
Lockwood Grove CLO, Ltd. 2.626%, 04/25/25 (144A) (b)	18,200,000	18,212,121
Long Beach Mortgage Loan Trust 1.371%, 08/25/36 (b)	16,458,894	9,825,280
1.996%, 08/25/35 (b)	10,000,000	8,602,395
Madison Park Funding, Ltd. 2.268%, 01/19/25 (144A) (b)	17,900,000	17,900,967
Morgan Stanley ABS Capital I, Inc. Trust 2.176%, 06/25/35 (b)	3,768,632	3,776,436
MP CLO, Ltd. 2.358%, 01/15/27 (144A) (b)	11,800,000	11,794,053
2.408%, 07/18/26 (144A) (b)	14,800,000	14,850,157
Northwoods Capital, Ltd. 2.254%, 11/04/25 (144A) (b)	10,000,000	9,994,930
OneMain Financial Issuance Trust 3.190%, 03/18/26 (144A)	6,900,000	6,968,776
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 1.706%, 09/25/35 (b)	5,000,000	4,353,978
2.266%, 10/25/34 (b)	5,800,000	5,514,887
3.016%, 12/25/34 (b)	4,636,570	4,190,195

Asset-Backed - Other—(Continued)
RAMP Trust 1.516%, 05/25/36 (b)	25,761,892	20,763,026
1.576%, 08/25/46 (b)	11,515,856	8,568,253
Residential Asset Securities Corp. Trust 1.376%, 11/25/36 (b)	7,893,645	7,329,828
1.556%, 04/25/37 (b)	21,555,046	18,052,551
Saxon Asset Securities Trust 1.616%, 09/25/47 (b)	2,530,000	2,273,688
Securitized Asset-Backed Receivables LLC Trust 1.466%, 05/25/36 (b)	9,794,599	5,838,820
Shackleton CLO, Ltd. 2.275%, 01/13/25 (144A) (b)	2,600,000	2,598,692
Sound Point CLO, Ltd. 2.148%, 07/15/25 (144A) (b)	8,000,000	7,995,976
2.256%, 01/21/26 (144A) (b)	17,900,000	17,900,054
Soundview Home Loan Trust 1.326%, 02/25/37 (b)	2,558,414	985,823
Specialty Underwriting & Residential Finance Trust 1.486%, 04/25/37 (b)	5,489,469	3,228,250
SpringCastle America Funding LLC 3.050%, 04/25/29 (144A)	12,107,650	12,178,965
Structured Asset Investment Loan Trust 1.951%, 08/25/35 (b)	6,636,266	6,612,597
Structured Asset Securities Corp. Mortgage Loan Trust 1.376%, 03/25/36 (b)	1,878,215	1,869,436
2.116%, 08/25/37 (b)	726,865	711,025
Sudbury Mill CLO, Ltd. 2.308%, 01/17/26 (144A) (b)	10,000,000	9,999,990
2.328%, 01/17/26 (144A) (b)	8,500,000	8,499,991
Symphony CLO, Ltd. 2.188%, 10/15/25 (144A) (b)	14,900,000	14,900,358
TICP CLO, Ltd. 2.316%, 07/20/26 (144A) (b)	8,000,000	7,995,960
2.347%, 04/26/26 (144A) (b)	8,000,000	7,999,952
U.S. Small Business Administration 5.500%, 10/01/18	2,920	2,937
6.220%, 12/01/28	2,494,908	2,764,361
Wells Fargo Home Equity Asset-Backed Securities Trust 1.696%, 12/25/35 (b)	20,861,000	20,346,180
WhiteHorse, Ltd. 2.370%, 02/03/25 (144A) (b)	12,421,804	12,421,704

		666,901,791

Asset-Backed - Student Loan—0.7%
SMB Private Education Loan Trust 1.609%, 06/17/24 (144A) (b)	8,249,550	8,260,823
SoFi Professional Loan Program LLC 1.550%, 03/26/40 (144A)	13,097,683	13,064,923
3.020%, 02/25/40 (144A)	10,340,489	10,384,689
Utah State Board of Regents 1.774%, 01/25/57 (b)	9,690,324	9,712,805

		41,423,240

Total Asset-Backed Securities (Cost $882,389,022)		925,627,813

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

Mortgage-Backed Securities—5.8%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—3.9%
Adjustable Rate Mortgage Trust 3.271%, 11/25/35 (b)	429,850	$363,176
Alternative Loan Trust 5.500%, 02/25/36	3,989,922	3,617,233
6.000%, 04/25/37	4,329,312	3,424,075
Alternative Loan Trust Resecuritization 3.065%, 03/25/47 (b)	2,650,140	2,607,380
American Home Mortgage Assets Trust 1.652%, 11/25/46 (b)	3,731,877	1,975,737
American Home Mortgage Investment Trust 3.415%, 02/25/45 (b)	1,085,854	1,098,238
Banc of America Alternative Loan Trust 14.265%, 09/25/35 (b)	3,696,052	4,404,563
23.536%, 11/25/46 (b)	1,989,439	2,769,629
Banc of America Funding Trust 3.131%, 02/20/36 (b)	2,936,121	2,901,339
3.179%, 05/25/35 (b)	1,143,031	1,190,599
3.559%, 01/20/47 (b)	206,752	193,619
Banc of America Mortgage Trust 6.000%, 05/25/37	12,607,301	10,370,986
BCAP LLC Trust 4.000%, 02/26/37 (144A) (b)	554,991	552,767
5.250%, 02/26/36 (144A) (b)	4,390,036	3,672,337
5.250%, 08/26/37 (144A) (b)	5,169,898	5,311,033
Bear Stearns Adjustable Rate Mortgage Trust 2.580%, 08/25/35 (b)	17,315	17,573
2.820%, 08/25/35 (b)	463,136	460,779
3.191%, 10/25/35 (b)	3,442,114	3,421,129
3.630%, 02/25/33 (b)	15,218	14,540
Bear Stearns ALT-A Trust 2.056%, 11/25/34 (b)	295,120	290,561
3.250%, 11/25/36 (b)	2,612,391	2,140,820
3.254%, 11/25/36 (b)	4,057,204	3,637,465
3.361%, 09/25/35 (b)	1,051,253	896,901
3.475%, 05/25/35 (b)	1,314,885	1,297,637
3.517%, 05/25/36 (b)	2,599,369	1,834,286
Bear Stearns Structured Products, Inc. Trust 3.063%, 12/26/46 (b)	896,634	775,588
3.421%, 01/26/36 (b)	1,204,410	1,093,342
Chase Mortgage Finance Trust 3.151%, 12/25/35 (b)	3,108,839	3,013,586
3.212%, 09/25/36 (b)	3,431,442	3,068,442
3.328%, 03/25/37 (b)	1,826,727	1,784,543
ChaseFlex Trust 1.516%, 07/25/37 (b)	5,965,654	4,840,011
Chevy Chase Funding LLC Mortgage-Backed Certificate 1.466%, 08/25/35 (144A) (b)	39,918	38,005
Citicorp Mortgage Securities Trust 6.000%, 05/25/37	2,642,614	2,670,208
Citigroup Mortgage Loan Trust 2.690%, 09/25/35 (b)	1,732,521	1,783,996
2.930%, 10/25/35 (b)	2,782,641	2,802,335
3.148%, 10/25/46 (b)	1,853,767	1,610,397
3.180%, 09/25/35 (b)	519,851	535,539

Collateralized Mortgage Obligations—(Continued)
Countrywide Alternative Loan Trust 1.422%, 03/20/46 (b)	174,160	148,100
3.784%, 05/25/35 (b) (c)	1,624,153	134,317
Countrywide Home Loan Mortgage Pass-Through Trust 1.796%, 04/25/35 (b)	134,460	126,661
1.856%, 03/25/35 (b)	590,959	579,301
3.128%, 09/20/36 (b)	3,388,380	2,800,565
5.500%, 12/25/34	6,886,277	6,913,723
Countrywide Home Reperforming Loan REMIC Trust 1.556%, 06/25/35 (144A) (b)	1,950,489	1,797,885
Credit Suisse First Boston Mortgage Securities Corp. 1.590%, 03/25/32 (144A) (b)	58,928	55,340
6.000%, 11/25/35	2,220,682	1,915,238
Deutsche Alt-A Securities Mortgage Loan Trust 1.406%, 08/25/47 (b)	5,387,408	4,942,225
Downey Savings & Loan Association Mortgage Loan Trust 2.949%, 07/19/44 (b)	530,219	531,722
First Horizon Alternative Mortgage Securities Trust 3.484%, 01/25/36 (b) (c)	29,931,736	3,439,704
First Horizon Mortgage Pass-Through Trust 3.142%, 08/25/35 (b)	219,110	188,735
GreenPoint Mortgage Funding Trust 1.391%, 12/25/46 (b)	5,842,831	5,783,745
GreenPoint MTA Trust 1.656%, 06/25/45 (b)	64,623	58,413
GSR Mortgage Loan Trust 3.109%, 09/25/35 (b)	43,598	44,286
3.396%, 04/25/36 (b)	2,391,517	2,174,773
6.000%, 03/25/32	125	127
HarborView Mortgage Loan Trust 1.399%, 01/19/38 (b)	148,816	139,742
1.649%, 05/19/35 (b)	999,363	930,891
IndyMac ARM Trust 2.113%, 01/25/32 (b)	504	446
2.222%, 01/25/32 (b)	21,118	20,533
IndyMac INDX Mortgage Loan Trust 1.336%, 07/25/36 (b)	6,035,627	5,486,673
1.426%, 05/25/46 (b)	7,241,336	6,590,017
JPMorgan Mortgage Trust 3.411%, 07/25/35 (b)	2,339,690	2,332,736
5.750%, 01/25/36	345,725	292,250
Lehman Mortgage Trust 1.816%, 08/25/36 (b)	7,958,400	6,080,171
MASTR Alternative Loan Trust 1.616%, 03/25/36 (b)	684,526	151,262
6.500%, 02/25/35	8,485,135	9,821,021
MASTR Asset Securitization Trust 6.000%, 06/25/36	568,833	556,385
Merrill Lynch Alternative Note Asset Trust 1.204%, 04/25/37 (b)	3,206,657	3,186,979

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Merrill Lynch Mortgage Investors Trust 1.466%, 11/25/35 (b)	44,636	$42,335
1.596%, 08/25/35 (b)	4,559,761	4,429,670
2.051%, 10/25/35 (b)	108,669	103,428
Morgan Stanley Re-REMIC Trust 1.719%, 03/26/37 (144A) (m)	3,846,534	3,186,177
Nomura Asset Acceptance Corp. Alternative Loan Trust 4.976%, 05/25/35 (m)	1,297,889	1,027,677
RALI Series Trust 6.250%, 01/25/37	4,595,136	3,771,085
RBSSP Resecuritization Trust 1.231%, 06/27/36 (144A) (b)	8,300,000	7,084,073
3.083%, 01/26/36 (144A) (b)	8,631,767	8,730,664
Residential Accredit Loans, Inc. Trust 1.396%, 06/25/46 (b)	1,574,332	683,382
1.656%, 06/25/34 (b)	999,028	979,387
6.000%, 12/25/35	8,629,291	8,232,234
Residential Asset Securitization Trust 6.000%, 06/25/36	4,024,341	2,883,954
RFMSI Trust 1.566%, 06/25/18 (b)	189	187
Sequoia Mortgage Trust 1.562%, 07/20/33 (b)	245,789	231,313
1.849%, 04/19/27 (b)	886,392	831,651
Structured Adjustable Rate Mortgage Loan Trust 3.143%, 01/25/35 (b)	1,499,679	1,468,659
3.336%, 08/25/35 (b)	139,669	138,776
3.347%, 04/25/35 (b)	6,391,149	6,078,351
Structured Asset Mortgage Investments II Trust 1.459%, 07/19/35 (b)	800,227	776,049
1.676%, 05/25/45 (b)	994,509	890,529
WaMu Mortgage Pass-Through Certificates Trust 1.466%, 02/25/45 (b)	9,844,346	9,366,727
2.132%, 06/25/42 (b)	130,435	125,188
2.132%, 08/25/42 (b)	66,226	63,724
Wells Fargo Mortgage-Backed Securities Trust 2.932%, 09/25/33 (b)	460,580	468,232
3.048%, 10/25/36 (b)	1,736,493	1,680,596
3.107%, 03/25/36 (b)	8,981,333	8,875,359
3.194%, 04/25/36 (b)	888,780	892,567
3.247%, 07/25/36 (b)	6,067,582	5,854,897
5.750%, 03/25/36	2,773,486	2,777,866

		231,379,097

Commercial Mortgage-Backed Securities—1.9%
BAMLL Commercial Mortgage Securities Trust 4.159%, 12/15/33 (144A) (b)	15,200,000	15,448,415
Bear Stearns Commercial Mortgage Securities Trust 5.700%, 06/11/50	3,745,558	3,763,643
CSAIL Commercial Mortgage Trust 3.314%, 11/15/49	2,900,000	2,987,621
GS Mortgage Securities Corp. Trust 2.856%, 05/10/34 (144A)	8,900,000	8,934,328
GS Mortgage Securities Trust 3.278%, 11/10/49 (b)	2,500,000	2,572,139
3.722%, 10/10/49 (144A) (b)	13,346,000	13,412,379

Commercial Mortgage-Backed Securities—(Continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 2.609%, 01/15/33 (144A) (b)	10,968,842	10,970,825
JPMorgan Chase Commercial Mortgage Securities Trust 2.962%, 10/05/28 (144A)	8,700,000	8,719,136
LB-UBS Commercial Mortgage Trust 5.866%, 09/15/45 (b)	7,128,052	7,172,890
ML-CFC Commercial Mortgage Trust 6.076%, 08/12/49 (b)	429,091	428,752
Morgan Stanley Bank of America Merrill Lynch Trust 2.952%, 11/15/49	10,000,000	9,940,404
Morgan Stanley Capital Trust 2.289%, 08/14/31 (144A) (b)	21,511,694	21,504,543
Resource Capital Corp., Ltd. 1.889%, 07/15/34 (144A) (b) (l)	6,000,000	6,000,000

		111,855,075

Total Mortgage-Backed Securities (Cost $336,089,600)		343,234,172

Foreign Government—3.0%

Banks—0.1%
Banco Nacional de Desenvolvimento Economico e Social 4.125%, 09/15/17 (EUR)	2,700,000	3,103,183

Provincial—1.2%
Province of Ontario Canada 1.650%, 09/27/19	7,000,000	6,979,588
3.150%, 06/02/22 (CAD)	9,300,000	7,586,944
4.000%, 06/02/21 (CAD)	31,100,000	26,020,109
4.400%, 04/14/20	2,700,000	2,879,564
Province of Quebec Canada 3.500%, 07/29/20	10,600,000	11,094,278
3.500%, 12/01/22 (CAD)	3,300,000	2,742,349
4.250%, 12/01/21 (CAD)	15,200,000	12,915,194

		70,218,026

Sovereign—1.7%
Brazil Letras do Tesouro Nacional 9.344%, 07/01/18 (BRL)	63,600,000	17,659,967
9.531%, 04/01/18 (BRL)	46,700,000	13,239,406
11.149%, 01/01/18 (BRL)	88,100,000	25,481,427
Brazil Notas do Tesouro Nacional 10.000%, 01/01/27 (BRL)	97,500,000	28,592,289
Export-Import Bank of Korea 1.927%, 02/24/20 (144A) (CAD)	7,800,000	6,039,346
Kuwait International Government Bonds 2.750%, 03/20/22 (144A)	12,000,000	12,042,000

		103,054,435

Total Foreign Government (Cost $194,498,013)		176,375,644

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

Municipals—0.6%

Security Description	Principal/ Notional Amount*	Value
California State General Obligation Unlimited, Build America Bonds 7.625%, 03/01/40	8,450,000	$12,909,487
Chicago Transit Authority Transfer Tax Receipts Revenue 6.300%, 12/01/21	270,000	289,675
City of Chicago, IL General Obligation Unlimited 7.750%, 01/01/42	11,400,000	11,619,222
State of Illinois General Obligation Unlimited, Build America Bonds 6.725%, 04/01/35	5,720,000	5,772,281
Tobacco Settlement Financing Authority, Revenue Bonds 7.467%, 06/01/47	6,960,000	6,802,426

Total Municipals (Cost $36,620,463)		37,393,091

Floating Rate Loans (n)—0.2%

Telecommunications—0.1%
Sprint Communications, Inc. 1st Lien Term Loan B, 3.750%, 02/02/24	7,680,750	7,688,976

Transportation—0.1%
Swissport Investments S.A. Term Loan B, 6.250%, 02/09/22 (EUR)	3,000,000	3,477,633

Total Floating Rate Loans (Cost $10,927,468)		11,166,609

Purchased Options—0.0%

Interest Rate Swaptions—0.0%
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.905%, Expires 08/20/18 (Counterparty - Morgan Stanley Capital Services LLC) (k)	10,200,000	340,766
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.930%, Expires 08/20/18 (Counterparty - Goldman Sachs Bank USA) (k)	11,900,000	419,011
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.940%, Expires 08/20/18 (Counterparty - Goldman Sachs Bank USA) (k)	10,400,000	324,178
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 3.020%, Expires 08/21/17 (Counterparty - Morgan Stanley Capital Services LLC) (k)	22,600,000	14,486

		1,098,441

Security Description	Contracts/ Principal/ Notional Amount*	Value

Options on Exchange-Traded Futures Contracts—0.0%
Put - Eurodollar Futures @ $98.25, Expires 03/19/18	2,861	232,456
Put - U.S. Treasury Note 05-Year Futures @ $109.20, Expires 08/25/17	16,848	16,848
Put - U.S. Treasury Note 10-Year Futures @ $111.00, Expires 08/25/17	3,971	3,971
Put - U.S. Treasury Note 10-Year Futures @ $113.00, Expires 08/25/17	453	453
Put - U.S. Treasury Note 10-Year Futures @ $113.50, Expires 08/25/17	671	671
Put - U.S. Treasury Note 10-Year Futures @ $114.00, Expires 08/25/17	277	277
Put - U.S. Treasury Note 10-Year Futures @ $115.00, Expires 08/25/17	364	364
Put - U.S. Treasury Note 10-Year Futures @ $116.50, Expires 08/25/17	612	9,563

		264,603

Put Options—0.0%
Put - OTC - Fannie Mae 30 Yr. Pool 3.500% @ $73.00, Expires 08/07/17, TBA (Counterparty - JPMorgan Chase Bank N.A.)	122,000,000	0

Total Purchased Options (Cost $5,290,354)		1,363,044

Short-Term Investments—20.6%

Certificate of Deposit—3.2%
Barclays Bank plc 1.949%, 11/06/17	40,500,000	40,591,206
1.973%, 12/06/17	2,000,000	2,004,418
Mizuho Bank, Ltd. 1.928%, 12/12/17	35,200,000	35,286,979
Natixis 1.979%, 09/25/17	2,300,000	2,303,473
1.979%, 10/02/17	5,800,000	5,806,380
Norinchukin Bank 1.871%, 10/10/17	29,900,000	29,959,023
Sumitomo Mitsui Banking Corp. 1.946%, 09/15/17	13,700,000	13,718,426
Sumitomo Mitsui Trust Bank, Ltd. 1.860%, 10/06/17	33,500,000	33,559,496
1.997%, 09/18/17	27,600,000	27,641,400

		190,870,801

Commercial Paper—5.6%
Caterpillar Financial Services Co. 1.270%, 07/14/17	39,000,000	38,980,147
Dominion Resources, Inc. 1.400%, 07/11/17	20,300,000	20,291,099

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Enbridge, Energy Partners L.P. 2.000%, 07/21/17	15,000,000	$14,985,843
Engie S.A. 1.600%, 10/03/17	8,000,000	7,973,294
ENI Finance USA, Inc. 1.400%, 07/12/17	3,800,000	3,798,257
Exelon Generation Co. LLC 1.460%, 07/10/17	31,400,000	31,387,518
Ford Motor Credit Co. 1.700%, 09/12/17	22,700,000	22,628,888
Glencore Funding LLC 1.260%, 07/05/17	25,000,000	24,994,313
Hewlett Packard Enterprise Co. 1.400%, 07/27/17	25,000,000	24,979,038
Kroger Co. (The) 1.300%, 07/05/17	41,900,000	41,891,783
Monsanto Co. 1.750%, 07/31/17	5,700,000	5,692,682
Sempra Energy 1.480%, 08/23/17	13,100,000	13,070,407
Standard Chartered Bank 1.600%, 02/05/18	9,500,000	9,414,716
Syngenta AG 2.000%, 09/14/17	8,100,000	8,071,340
2.020%, 09/14/17	20,000,000	19,929,236
Thermo Fisher Scientific, Inc. 1.430%, 08/15/17	23,000,000	22,955,887
Tyson Foods, Inc. 1.320%, 07/07/17	10,000,000	9,997,239
UDR, Inc. 1.480%, 08/02/17	11,900,000	11,883,725

		332,925,412

Foreign Government—9.3%
Argentina Treasury Bills 2.897%, 09/29/17 (o)	3,100,000	3,077,386
3.190%, 12/15/17 (o)	12,900,000	12,729,862
3.270%, 09/15/17 (o)	5,800,000	5,765,884
3.371%, 04/13/18 (o)	4,200,000	4,097,881
Japan Treasury Bills 0.000%, 07/10/17 (JPY) (o)	780,000,000	6,934,486
0.000%, 07/24/17 (JPY) (o)	5,490,000,000	48,813,141
0.000%, 08/07/17 (JPY) (o)	13,330,000,000	118,524,351
0.000%, 08/21/17 (JPY) (o)	8,290,000,000	73,713,523
0.000%, 08/28/17 (JPY) (o)	24,590,000,000	218,655,002
Mexico Cetes 1,414. 846%, 03/01/18 (MXN) (o)	9,850,000,000	51,714,705
6,907.566%, 08/17/17 (MXN) (o)	2,028,000,000	11,070,849

Total Foreign Government (Cost $556,386,822)		555,097,070

Repurchase Agreements—2.5%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.440% to be repurchased at $39,904,788 on 07/03/17, collateralized by $40,583,000 Federal Home Loan Mortgage Corp. at 3.500% due 03/01/47 with a value of $41,066,929.	39,900,000	39,900,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.330% to be repurchased at $100,911,183 on 07/03/17, collateralized by $87,972,000 U.S. Treasury Bond at 3.625% due 02/15/44 with a value of $101,370,575	100,900,000	100,900,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $6,521,076 on 07/03/17, collateralized by $6,630,000 Federal Home Loan Mortgage Corp. at 0.750% due 07/14/17 with a value of $6,652,323.	6,521,011	6,521,011

		147,321,011

U.S. Treasury—0.0%
U.S. Treasury Bills 0.883%, 08/31/17 (f) (o)	596,000	595,118

Total Short-Term Investments (Cost $1,227,695,674)		1,226,809,412

Total Investments—144.4% (Cost $8,530,935,597) (p)		8,598,946,223
Other assets and liabilities (net)—(44.4)%		(2,643,866,765)

Net Assets—100.0%		$5,955,079,458

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	All or a portion of this security has been transferred in a secured- borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(e)	All or a portion of the security was pledged as collateral against open swap contracts, swaptions and open forward foreign currency exchange contracts. As of June 30, 2017, the market value of securities pledged was $27,674,383.
(f)	All or a portion of the security was pledged as collateral against TBA securities. As of June 30, 2017, the value of securities pledged amounted to $595,602.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

(g)	Principal amount of security is adjusted for inflation.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2017, the market value of securities pledged was $91,669,747.
(i)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $38,134,620.
(j)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(k)	Illiquid security. As of June 30, 2017, these securities represent 0.0% of net assets.
(l)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2017, the market value of restricted securities was $22,707,712, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.
(m)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(n)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(o)	The rate shown represents current yield to maturity.
(p)	As of June 30, 2017, the aggregate cost of investments was $8,530,935,597. The aggregate unrealized appreciation and depreciation of investments were $165,401,905 and $(97,391,279), respectively, resulting in net unrealized appreciation of $68,010,626.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $867,742,623, which is 14.6% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Piper Jaffray Cos., 5.060%, 10/09/18	10/08/15	$5,000,000	$5,000,000	$5,104,000
Resource Capital Corp., Ltd., 1.889%, 07/15/34	06/29/17	6,000,000	6,001,641	6,000,000
UBS AG, 1.539%, 12/07/18	06/01/17	11,600,000	11,600,000	11,603,712

				$22,707,712

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	65,188,255	BNP Paribas S.A.	07/05/17	$20,210,279	$(533,182)
BRL	8,768,382	Citibank N.A.	07/05/17	2,668,000	(21,261)
BRL	9,821,083	Deutsche Bank AG	07/05/17	2,959,049	5,448
BRL	8,777,720	Goldman Sachs Bank USA	07/05/17	2,653,322	(3,764)
BRL	75,000,000	UBS AG Stamford	07/05/17	22,670,939	(32,163)
BRL	3,798,695	JPMorgan Chase Bank N.A.	01/03/18	1,103,470	6,631
CAD	1,626,000	Goldman Sachs Bank USA	07/05/17	1,227,032	26,824
CAD	1,642,000	JPMorgan Chase Bank N.A.	07/05/17	1,260,148	6,046
CAD	76,168,000	JPMorgan Chase Bank N.A.	07/05/17	58,108,026	627,323
CHF	12,698,000	Credit Suisse International	07/05/17	13,031,609	210,648
CHF	9,616,000	Deutsche Bank AG	07/05/17	10,043,334	(15,177)
CHF	7,698,000	JPMorgan Chase Bank N.A.	07/05/17	7,936,614	91,334
CHF	20,396,000	Credit Suisse International	08/02/17	21,341,202	(33,845)
DKK	9,455,000	BNP Paribas S.A.	07/03/17	1,364,784	87,519
DKK	63,597,740	Goldman Sachs Bank USA	07/03/17	9,586,635	182,077
DKK	9,390,000	UBS AG Stamford	10/02/17	1,447,831	1,703

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
DKK	1,758,000	BNP Paribas S.A.	01/02/18	$267,976	$4,870
EUR	903,000	BNP Paribas S.A.	07/05/17	1,008,280	23,081
EUR	19,381,000	Barclays Bank plc	07/05/17	22,122,747	13,256
EUR	1,496,000	Citibank N.A.	07/05/17	1,700,374	8,281
EUR	31,163,000	JPMorgan Chase Bank N.A.	07/05/17	35,000,814	591,996
EUR	74,077,000	JPMorgan Chase Bank N.A.	07/05/17	82,874,259	1,732,762
EUR	4,106,000	Societe Generale Paris	07/05/17	4,621,204	68,463
EUR	44,668,000	BNP Paribas S.A.	08/02/17	50,884,445	206,234
EUR	20,877,000	Barclays Bank plc	08/02/17	23,865,229	13,613
EUR	7,666,000	JPMorgan Chase Bank N.A.	08/02/17	8,754,172	14,100
GBP	10,101,000	BNP Paribas S.A.	07/05/17	13,098,108	57,936
GBP	32,501,000	BNP Paribas S.A.	07/05/17	41,422,427	908,489
GBP	35,469,000	Barclays Bank plc	07/05/17	45,121,878	1,074,709
GBP	1,175,000	Citibank N.A.	07/05/17	1,506,499	23,880
GBP	1,127,000	Goldman Sachs Bank USA	07/05/17	1,441,061	26,800
GBP	2,003,000	Goldman Sachs Bank USA	07/05/17	2,560,076	48,731
GBP	822,000	JPMorgan Chase Bank N.A.	07/05/17	1,045,029	25,585
GBP	923,000	JPMorgan Chase Bank N.A.	07/05/17	1,185,922	16,239
GBP	3,744,000	UBS AG Stamford	07/05/17	4,803,840	72,531
GBP	21,622,000	UBS AG Stamford	07/05/17	27,480,481	681,085
GBP	11,276,000	Goldman Sachs Bank USA	08/02/17	14,679,471	19,986
GBP	2,531,000	JPMorgan Chase Bank N.A.	08/02/17	3,289,879	9,547
GBP	68,937,000	UBS AG Stamford	08/02/17	88,428,730	1,437,934
INR	15,053,051	Societe Generale Paris	07/20/17	229,380	3,053
INR	15,053,051	Credit Suisse International	12/04/17	229,642	(1,205)
JPY	1,135,600,000	BNP Paribas S.A.	07/05/17	10,358,866	(262,400)
JPY	6,302,900,000	Barclays Bank plc	07/05/17	57,371,525	(1,333,294)
JPY	5,270,500,000	Goldman Sachs Bank USA	07/05/17	47,793,588	(934,286)
JPY	1,513,900,000	JPMorgan Chase Bank N.A.	07/05/17	13,464,949	(5,069)
JPY	2,081,400,000	JPMorgan Chase Bank N.A.	07/05/17	18,771,626	(266,181)
JPY	14,377,700,000	BNP Paribas S.A.	08/02/17	128,580,691	(600,721)
JPY	1,513,900,000	UBS AG Stamford	08/02/17	13,537,936	(62,284)
MYR	1,437,265	UBS AG Stamford	09/18/17	337,101	(3,322)
ZAR	2,906,000	BNP Paribas S.A.	08/04/17	211,907	9,090

Contracts to Deliver
BRL	65,188,255	BNP Paribas S.A.	07/05/17	19,705,053	27,955
BRL	8,768,382	Citibank N.A.	07/05/17	2,650,499	3,760
BRL	9,821,083	Deutsche Bank AG	07/05/17	2,968,709	4,212
BRL	8,777,720	Goldman Sachs Bank USA	07/05/17	2,668,000	18,442
BRL	75,000,000	UBS AG Stamford	07/05/17	26,417,753	3,778,977
BRL	9,821,083	Deutsche Bank AG	08/02/17	2,941,413	(5,688)
BRL	3,798,695	BNP Paribas S.A.	01/03/18	1,111,054	954
BRL	44,100,000	JPMorgan Chase Bank N.A.	01/03/18	12,095,447	(791,987)
BRL	44,000,000	JPMorgan Chase Bank N.A.	01/03/18	12,068,020	(790,191)
BRL	10,000,000	BNP Paribas S.A.	04/03/18	2,648,670	(233,392)
BRL	145,600,000	JPMorgan Chase Bank N.A.	04/03/18	43,179,122	1,216,297
BRL	51,000,000	JPMorgan Chase Bank N.A.	07/03/18	14,879,650	398,032
BRL	12,600,000	JPMorgan Chase Bank N.A.	07/03/18	3,680,444	102,633
CAD	77,794,000	BNP Paribas S.A.	07/05/17	57,807,171	(2,182,033)
CAD	76,168,000	JPMorgan Chase Bank N.A.	08/02/17	58,138,408	(627,151)
CHF	20,396,000	Credit Suisse International	07/05/17	21,303,530	33,325
DKK	1,758,000	BNP Paribas S.A.	07/03/17	265,112	(4,920)
DKK	61,904,469	Goldman Sachs Bank USA	07/03/17	9,018,322	(490,302)
DKK	115,909,000	BNP Paribas S.A.	01/02/18	17,093,202	(896,226)
DKK	93,321,000	BNP Paribas S.A.	01/02/18	13,720,896	(762,805)
DKK	161,159,000	JPMorgan Chase Bank N.A.	01/02/18	23,605,946	(1,406,418)

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
DKK	30,300,000	JPMorgan Chase Bank N.A.	01/02/18	$4,447,359	$(255,293)
DKK	48,667,000	UBS AG Stamford	01/02/18	7,151,732	(401,534)
DKK	404,303,000	BNP Paribas S.A.	04/03/18	59,566,697	(3,527,996)
DKK	61,885,000	BNP Paribas S.A.	04/03/18	9,349,789	(307,857)
DKK	12,813,000	BNP Paribas S.A.	04/03/18	1,885,429	(114,141)
DKK	151,444,700	Citibank N.A.	04/03/18	22,054,538	(1,579,610)
DKK	83,328,000	Citibank N.A.	04/03/18	12,315,611	(688,385)
DKK	104,555,000	Goldman Sachs Bank USA	04/03/18	15,550,520	(766,118)
DKK	101,000,000	Goldman Sachs Bank USA	04/03/18	14,802,222	(959,630)
DKK	63,597,740	Goldman Sachs Bank USA	04/03/18	9,740,063	(184,870)
DKK	46,742,000	Goldman Sachs Bank USA	04/03/18	6,817,678	(476,782)
DKK	27,067,560	Goldman Sachs Bank USA	04/03/18	3,921,982	(302,126)
DKK	788,810,000	JPMorgan Chase Bank N.A.	04/03/18	115,458,138	(7,641,926)
DKK	167,920,000	JPMorgan Chase Bank N.A.	04/03/18	24,550,546	(1,654,703)
DKK	67,230,000	JPMorgan Chase Bank N.A.	04/03/18	9,903,786	(587,990)
DKK	34,430,000	Societe Generale Paris	04/03/18	5,033,639	(339,436)
DKK	411,474,000	UBS AG Stamford	04/03/18	60,385,201	(3,828,584)
EUR	44,668,000	BNP Paribas S.A.	07/05/17	50,809,850	(207,691)
EUR	3,264,000	JPMorgan Chase Bank N.A.	07/05/17	3,667,581	(60,395)
EUR	62,317,000	UBS AG Stamford	07/05/17	70,095,720	(1,079,621)
GBP	29,274,000	Citibank N.A.	07/05/17	37,666,302	(461,608)
GBP	68,937,000	UBS AG Stamford	07/05/17	88,349,659	(1,437,312)
INR	15,053,051	Credit Suisse International	07/20/17	232,983	550
JPY	14,377,700,000	BNP Paribas S.A.	07/05/17	128,429,656	599,472
JPY	412,700,000	Goldman Sachs Bank USA	07/05/17	3,727,404	58,144
JPY	780,000,000	Citibank N.A.	07/10/17	7,088,299	151,921
JPY	5,490,000,000	BNP Paribas S.A.	07/24/17	50,579,499	1,729,626
JPY	8,420,000,000	Citibank N.A.	08/07/17	75,845,470	881,182
JPY	4,340,000,000	UBS AG Stamford	08/07/17	39,088,464	448,915
JPY	570,000,000	UBS AG Stamford	08/07/17	5,123,803	49,023
JPY	8,290,000,000	JPMorgan Chase Bank N.A.	08/21/17	74,989,032	1,138,871
JPY	24,590,000,000	Citibank N.A.	08/28/17	222,218,206	3,097,815
KRW	165,512,722,755	Credit Suisse International	09/18/17	147,214,020	2,399,293
MXN	202,800,000	JPMorgan Chase Bank N.A.	08/17/17	9,871,495	(1,227,162)
MXN	985,000,000	BNP Paribas S.A.	03/01/18	47,102,818	(5,251,054)
NZD	1,885,000	JPMorgan Chase Bank N.A.	07/05/17	1,332,661	(48,667)
PHP	15,819,300	Credit Suisse International	09/18/17	314,812	2,457
RUB	133,852,761	Goldman Sachs Bank USA	10/20/17	2,283,690	62,670
SGD	138,637,587	JPMorgan Chase Bank N.A.	09/18/17	100,236,850	(579,512)
THB	14,297,612	UBS AG Stamford	09/18/17	421,671	768
TRY	1,090,000	Barclays Bank plc	08/15/17	283,826	(22,243)
TWD	6,414,998,826	Societe Generale Paris	09/18/17	212,529,778	1,086,963

Net Unrealized Depreciation					$(20,661,452)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/17	2	AUD	262,535	$(3,086)
Euro-Bund Futures	09/07/17	1,155	EUR	189,781,642	(3,222,909)
Put Options on Euro-Bund Futures, Strike EUR 146.000	08/25/17	1,338	EUR	14,517	(1,299)
Put Options on Euro-Bund Futures, Strike EUR 152.000	08/25/17	50	EUR	543	1,094
U.S. Treasury Note 10 Year Futures	09/20/17	10,288	USD	1,295,486,626	(4,021,126)
U.S. Treasury Note 5 Year Futures	09/29/17	19,350	USD	2,285,378,106	(5,252,706)

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	09/18/17	(1,558)	USD	(384,777,747)	$555,472
90 Day Eurodollar Futures	12/18/17	(2,093)	USD	(515,929,837)	397,774
90 Day Eurodollar Futures	03/19/18	(996)	USD	(245,305,046)	189,446
90 Day Eurodollar Futures	06/18/18	(1,182)	USD	(290,829,078)	160,503
90 Day Eurodollar Futures	12/17/18	(1,002)	USD	(245,817,922)	(173,078)
90 Day Eurodollar Futures	03/18/19	(840)	USD	(205,949,476)	(155,024)
Canada Government Bond 10 Year Futures	09/20/17	(739)	CAD	(106,673,999)	2,164,982
Euro-BTP Futures	09/07/17	(79)	EUR	(10,596,985)	(90,315)
Euro-OAT Futures	09/07/17	(3,100)	EUR	(464,010,445)	4,251,589
Euro-Schatz Futures	09/07/17	(160)	EUR	(17,943,448)	54,193
U.S. Treasury Long Bond Futures	09/20/17	(80)	USD	(12,162,166)	(132,834)
United Kingdom Long Gilt Bond Futures	09/27/17	(746)	GBP	(95,159,387)	1,933,053

Net Unrealized Depreciation					$(3,344,271)

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
USD Call/BRL Put	BRL	3.400	Goldman Sachs Bank USA	07/06/17	(26,700,000)	$(180,092)	$(19,678)	$160,414
USD Call/BRL Put	BRL	3.510	JPMorgan Chase Bank N.A.	09/27/17	(89,800,000)	(1,391,900)	(1,211,851)	180,049
USD Call/BRL Put	BRL	3.550	Credit Suisse International	10/02/17	(23,000,000)	(345,000)	(272,941)	72,059
USD Call/BRL Put	BRL	4.250	Deutsche Bank AG	11/17/17	(10,900,000)	(318,280)	(22,727)	295,553
USD Call/BRL Put	BRL	6.300	Credit Suisse International	01/11/18	(17,700,000)	(942,525)	(690)	941,835

Totals						$(3,177,797)	$(1,527,887)	$1,649,910

Put Options Written	Strike Price	Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Put - OTC - Fannie Mae 30 Yr. Pool 3.500%, TBA	$101.90	Goldman Sachs & Co., LLC	07/06/17	$(128,000,000)	$(400,000)	$(5,286)	$394,714
Put - OTC - Fannie Mae 30 Yr. Pool 3.500%, TBA	102.09	Goldman Sachs & Co., LLC	07/06/17	(57,000,000)	(166,992)	(6,983)	160,009

Totals					$(566,992)	$(12,269)	$554,723

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	215.949	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/10/20	$(5,800,000)	$(43,500)	$(6)	$43,494
Floor - OTC CPURNSA Index	215.949	Citibank N.A.	Maximum of [(1 + 0.000%) [10] - (Final Index/Initial Index)] or 0	03/12/20	(16,200,000)	(137,080)	(16)	137,064
Floor - OTC CPURNSA Index	216.687	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/20	(38,800,000)	(346,040)	(78)	345,962
Floor - OTC CPURNSA Index	217.965	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/20	(17,500,000)	(225,750)	(70)	225,680
Floor - OTC CPURNSA Index	218.011	Deutsche Bank AG	Maximum of [(1 + 0.000%) [10] - (Final Index/Initial Index)] or 0	10/13/20	(18,000,000)	(176,400)	(108)	176,292

Totals						$(928,770)	$(278)	$928,492

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

Written Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Put - 5 Yr. IRS	2.700%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	08/21/17	$(99,400,000)	$(1,540,700)	$(1,392)	$1,539,308
Put - 5 Yr. IRS	2.800%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	08/20/18	(45,000,000)	(1,003,705)	(198,139)	805,566
Put - 5 Yr. IRS	2.800%	Goldman Sachs Bank USA	3M LIBOR	Pay	08/20/18	(98,200,000)	(2,287,027)	(432,384)	1,854,643

Totals							$(4,831,432)	$(631,915)	$4,199,517

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation
Call - Eurodollar Futures	$98.750	03/19/18	(2,861)	$(303,101)	$(107,287)	195,814

Forward Volatility Agreements	Currency Price	Strike Volatility	Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
GBP Put/USD Call	USD	1.264	Citibank N.A.	07/03/17	$(5,400,000)	$(31,239)	$—	$31,239
GBP Put/USD Call	USD	1.263	Citibank N.A.	07/03/17	(20,000,000)	(124,588)	—	124,588

Totals						$(155,827)	$—	$155,827

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3M CDOR	1.750%	12/16/46	CAD	4,500,000	$581,996
Receive	3M LIBOR	1.250%	06/21/20	USD	183,300,000	(1,577,513)
Receive	3M LIBOR	1.250%	06/21/21	USD	149,500,000	(1,072,238)
Receive	3M LIBOR	1.250%	06/21/22	USD	208,600,000	(1,726,454)
Receive	3M LIBOR	2.000%	12/16/19	USD	268,800,000	(685,951)
Receive	3M LIBOR	2.250%	12/16/22	USD	490,100,000	(10,679,287)
Receive	3M LIBOR	2.250%	12/21/36	USD	25,400,000	27,607
Receive	3M LIBOR	2.500%	06/15/46	USD	17,500,000	988,567
Receive	3M LIBOR	2.750%	12/16/45	USD	120,260,000	(4,645,421)
Receive	6M LIBOR	0.300%	03/18/26	JPY	31,660,000,000	(378,028)
Receive	6M LIBOR	0.300%	09/20/27	JPY	6,210,000,000	210,821
Receive	6M LIBOR	1.000%	09/20/22	GBP	92,900,000	782,516
Receive	6M LIBOR	1.500%	09/20/27	GBP	35,200,000	(151,009)
Receive	6M LIBOR	1.500%	09/20/27	GBP	46,000,000	429,424
Receive	6M LIBOR	1.750%	03/21/48	GBP	21,900,000	307,966

Net Unrealized Depreciation						$(17,587,004)

Centrally Cleared Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Unrealized Depreciation
Canadian Natural Resources, Ltd. 3.450%, due 11/15/21	(1.000%)	03/20/18	0.132%	USD	3,900,000	$(439)

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
Airbus Group Finance B.V. 5.500%, due 09/25/18	1.000%	12/20/17	0.075%	EUR	14,000,000	$(2,147)
Berkshire Hathaway, Inc. 1.550%, due 02/09/18	1.000%	12/20/21	0.414%	USD	10,500,000	207,528
Enbridge, Inc. 3.500%, due 06/10/24	1.000%	12/20/17	0.187%	USD	2,300,000	(685)
Goldman Sach Group, Inc. 5.950%, due 1/18/18	1.000%	09/20/20	0.438%	USD	22,500,000	50,381
Morgan Stanley 3.750%, due 02/25/23	1.000%	09/20/18	0.243%	USD	24,100,000	(9,598)
Tesco plc 6.000%, due 12/14/29	1.000%	06/20/22	1.532%	EUR	24,700,000	573,549
Volkswagen International Finance N.V. 5.538%, due 05/22/18	1.000%	12/20/17	0.111%	EUR	13,600,000	(37,201)
Volkswagen International Finance N.V. 5.380%, due 05/22/18	1.000%	12/20/21	0.550%	EUR	16,600,000	536,091

Net Unrealized Appreciation						$1,317,918

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	12/20/19	BNP Paribas S.A.	1.744%	USD	3,200,000	$(57,230)	$(382,937)	$325,707
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	03/20/20	BNP Paribas S.A.	1.892%	USD	1,600,000	(37,526)	(308,005)	270,479

Totals							$(94,756)	$(690,942)	$596,186

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2017(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Appreciation
CDX.NA.IG.9.V4	0.553%	12/20/17	JPMorgan Chase Bank N.A.	0.010%	USD	1,928,998	$5,006	$—	$5,006

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand
(CDOR)—	Canadian Dollar Offered Rate
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CPURNSA)—	U.S. Consumer Price for All Urban Consumers Non-Seasonally Adjusted
(IRS)—	Interest Rate Swap
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$4,204,906,489	$—	$4,204,906,489
Total Corporate Bonds & Notes*	—	1,672,069,949	—	1,672,069,949
Total Asset-Backed Securities*	—	925,627,813	—	925,627,813
Total Mortgage-Backed Securities*	—	343,234,172	—	343,234,172
Total Foreign Government*	—	176,375,644	—	176,375,644
Total Municipals	—	37,393,091	—	37,393,091
Total Floating Rate Loans*	—	11,166,609	—	11,166,609
Purchased Options
Interest Rate Swaptions	—	1,098,441	—	1,098,441
Options on Exchange-Traded Futures Contracts	264,603	—	—	264,603
Put Options	—	0	—	0
Total Purchased Options	264,603	1,098,441	—	1,363,044
Total Short-Term Investments*	—	1,226,809,412	—	1,226,809,412
Total Investments	$264,603	$8,598,681,620	$—	$8,598,946,223

Secured Borrowings (Liability)	$—	$(172,275,220)	$—	$(172,275,220)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$25,630,061	$—	$25,630,061
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(46,291,513)	—	(46,291,513)
Total Forward Contracts	$—	$(20,661,452)	$—	$(20,661,452)

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2017

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$9,708,106	$—	$—	$9,708,106
Futures Contracts (Unrealized Depreciation)	(13,052,377)	—	—	(13,052,377)
Total Futures Contracts	$(3,344,271)	$—	$—	$(3,344,271)
Written Options
Foreign Currency Options at Value	$—	$(1,527,887)	$—	$(1,527,887)
Inflation Capped Options at Value	—	(278)	—	(278)
Interest Rate Swaptions at Value	—	(631,915)	—	(631,915)
Options on Exchange-Traded Futures Contracts at Value	(107,287)	—	—	(107,287)
Forward Volatility Agreements	—	—	—	—
Put Options Written at Value	—	(12,269)	—	(12,269)
Total Written Options	$(107,287)	$(2,172,349)	$—	$(2,279,636)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$4,696,446	$—	$4,696,446
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(20,965,971)	—	(20,965,971)
Total Centrally Cleared Swap Contracts	$—	$(16,269,525)	$—	$(16,269,525)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$5,006	$—	$5,006
OTC Swap Contracts at Value (Liabilities)	—	(94,756)	—	(94,756)
Total OTC Swap Contracts	$—	$(89,750)	$—	$(89,750)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2017

Assets
Investments at value (a)	$8,598,946,223
Cash	1,035,283
Cash denominated in foreign currencies (b)	11,969,789
Cash collateral (c)	3,066,000
OTC swap contracts at market value	5,006
Unrealized appreciation on forward foreign currency exchange contracts	25,630,061
Receivable for:
Investments sold	9,028,224
TBA securities sold	2,845,966,418
Fund shares sold	2,236,685
Interest	25,219,140
Variation margin on futures contracts	2,561,725
Interest on OTC swap contracts	1,792
Variation margin on centrally cleared swap contracts	8,429,050
Other assets	73,724

Total Assets	11,534,169,120
Liabilities
Due to broker	311,390
Written options at value (d)	2,279,636
Secured borrowings	171,963,784
OTC swap contracts at market value (e)	94,756
Cash collateral (f)	13,165,000
Unrealized depreciation on forward foreign currency exchange contracts	46,291,513
Payables for:
Open OTC swap contracts cash collateral	655,000
Investments purchased	23,892,728
TBA securities purchased	5,314,506,090
Fund shares redeemed	1,563,526
Deferred dollar roll income	311,436
Accrued Expenses:
Management fees	2,138,745
Distribution and service fees	646,714
Deferred trustees’ fees	115,782
Other expenses	1,153,562

Total Liabilities	5,579,089,662

Net Assets	$5,955,079,458

Net Assets Consist of:
Paid in surplus	$5,964,448,664
Undistributed net investment income	11,413,102
Accumulated net realized loss	(56,009,176)
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	35,226,868

Net Assets	$5,955,079,458

Net Assets
Class A	$2,802,455,188
Class B	3,109,069,516
Class E	43,554,754
Capital Shares Outstanding*
Class A	246,119,942
Class B	277,716,481
Class E	3,855,316
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.39
Class B	11.20
Class E	11.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $8,530,935,597.
(b)	Identified cost of cash denominated in foreign currencies was $12,440,183.
(c)	Includes collateral of $460,000 for futures contracts, and $2,606,000 for centrally cleared swap contracts.
(d)	Premiums received on written options were $9,963,919.
(e)	Net premium paid on OTC swap contracts was $690,942.
(f)	Includes collateral of $6,800,000 for secured borrowing transactions, $5,259,000 for OTC swap, swaptions and foreign currency exchange contracts, and $1,106,000 for TBAs.

Statement of Operations

Six Months Ended June 30, 2017

Investment Income
Interest (a)	$81,288,883

Total investment income	81,288,883
Expenses
Management fees	14,121,936
Administration fees	93,897
Custodian and accounting fees	367,362
Distribution and service fees—Class B	3,850,157
Distribution and service fees—Class E	32,833
Interest expense	822,923
Audit and tax services	63,884
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	169,639
Insurance	20,533
Miscellaneous	36,415

Total expenses	19,624,281
Less management fee waiver	(1,300,410)

Net expenses	18,323,871

Net Investment Income	62,965,012

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	71,089,246
Futures contracts	22,648,430
Written options	8,266,583
Swap contracts	(22,665,599)
Foreign currency transactions	(9,939,880)

Net realized gain	69,398,780

Net change in unrealized appreciation (depreciation) on:
Investments	92,421,070
Futures contracts	10,949,321
Written options	808,321
Swap contracts	10,803,689
Foreign currency transactions	(68,244,985)

Net change in unrealized appreciation	46,737,416

Net realized and unrealized gain	116,136,196

Net Increase in Net Assets From Operations	$179,101,208

(a)	Net of foreign withholding taxes of $43,768.

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$62,965,012	$154,335,966
Net realized gain (loss)	69,398,780	(44,542,870)
Net change in unrealized appreciation	46,737,416	54,315,515

Increase in net assets from operations	179,101,208	164,108,611

From Distributions to Shareholders
Net investment income
Class A	(55,050,497)	(78,673,511)
Class B	(54,459,696)	(82,491,583)
Class E	(793,458)	(1,236,864)
Net realized capital gains
Class A	(13,702,525)	0
Class B	(15,521,013)	0
Class E	(215,367)	0

Total distributions	(139,742,556)	(162,401,958)

Increase (decrease) in net assets from capital share transactions	52,061,237	(399,623,523)

Total increase (decrease) in net assets	91,419,889	(397,916,870)

Net Assets
Beginning of period	5,863,659,569	6,261,576,439

End of period	$5,955,079,458	$5,863,659,569

Undistributed net investment income
End of period	$11,413,102	$58,751,741

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	3,500,532	$40,049,788	6,368,702	$72,916,045
Reinvestments	6,030,967	68,753,022	6,913,314	78,673,511
Redemptions	(6,182,552)	(71,049,528)	(25,864,358)	(295,561,365)

Net increase (decrease)	3,348,947	$37,753,282	(12,582,342)	$(143,971,809)

Class B
Sales	6,650,184	$74,807,049	12,517,555	$140,917,064
Reinvestments	6,242,704	69,980,709	7,371,902	82,491,583
Redemptions	(11,445,479)	(129,147,900)	(42,249,037)	(474,838,560)

Net increase (decrease)	1,447,409	$15,639,858	(22,359,580)	$(251,429,913)

Class E
Sales	45,694	$520,389	210,066	$2,390,087
Reinvestments	89,198	1,008,825	109,554	1,236,864
Redemptions	(251,517)	(2,861,117)	(690,746)	(7,848,752)

Net decrease	(116,625)	$(1,331,903)	(371,126)	$(4,221,801)

Increase (decrease) derived from capital shares transactions		$52,061,237		$(399,623,523)

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.32		$11.32	$12.09	$11.87	$12.86	$12.14

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.31	0.29	0.22	0.21	0.25
Net realized and unrealized gain (loss) on investments	0.23		0.01	(0.26)	0.31	(0.41)	0.89

Total from investment operations	0.36		0.32	0.03	0.53	(0.20)	1.14

Less Distributions
Distributions from net investment income	(0.23)		(0.32)	(0.66)	(0.31)	(0.55)	(0.42)
Distributions from net realized capital gains	(0.06)		0.00	(0.14)	0.00	(0.24)	0.00

Total distributions	(0.29)		(0.32)	(0.80)	(0.31)	(0.79)	(0.42)

Net Asset Value, End of Period	$11.39		$11.32	$11.32	$12.09	$11.87	$12.86

Total Return (%) (b)	3.14	(c)	2.85	0.28	4.49	(1.72)	9.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(d)	0.53	0.52	0.51	0.51	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	(d)	0.50	0.52	0.51	0.51	0.51
Net ratio of expenses to average net assets (%) (e)(f)	0.49	(d)	0.50	0.48	0.51	0.51	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (e)(f)	0.46	(d)	0.47	0.48	0.51	0.51	0.51
Ratio of net investment income to average net assets (%)	2.27	(d)	2.68	2.45	1.85	1.73	1.97
Portfolio turnover rate (%)	305	(c)(g)	466 (g)	430 (g)	283 (g)	352 (g)	424 (g)
Net assets, end of period (in millions)	$2,802.5		$2,747.6	$2,891.0	$4,267.6	$4,422.4	$5,052.8

	Class B
	Six Months Ended June 30, 2017		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.12		$11.12	$11.89	$11.68	$12.66	$11.96

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.27	0.26	0.19	0.18	0.21
Net realized and unrealized gain (loss) on investments	0.23		0.02	(0.26)	0.29	(0.40)	0.88

Total from investment operations	0.34		0.29	0.00	0.48	(0.22)	1.09

Less Distributions
Distributions from net investment income	(0.20)		(0.29)	(0.63)	(0.27)	(0.52)	(0.39)
Distributions from net realized capital gains	(0.06)		0.00	(0.14)	0.00	(0.24)	0.00

Total distributions	(0.26)		(0.29)	(0.77)	(0.27)	(0.76)	(0.39)

Net Asset Value, End of Period	$11.20		$11.12	$11.12	$11.89	$11.68	$12.66

Total Return (%) (b)	3.03	(c)	2.61	0.01	4.19	(1.92)	9.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(d)	0.78	0.77	0.76	0.76	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	(d)	0.75	0.77	0.76	0.76	0.76
Net ratio of expenses to average net assets (%) (e)(f)	0.74	(d)	0.75	0.73	0.76	0.76	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (e)(f)	0.71	(d)	0.72	0.73	0.76	0.76	0.76
Ratio of net investment income to average net assets (%)	2.02	(d)	2.42	2.24	1.59	1.49	1.72
Portfolio turnover rate (%)	305	(c)(g)	466 (g)	430 (g)	283 (g)	352 (g)	424 (g)
Net assets, end of period (in millions)	$3,109.1		$3,071.5	$3,321.8	$3,764.4	$4,169.0	$4,626.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.22		$11.22	$11.99	$11.77	$12.75	$12.05

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.29	0.27	0.20	0.19	0.23
Net realized and unrealized gain (loss) on investments	0.23		0.01	(0.26)	0.30	(0.40)	0.86

Total from investment operations	0.35		0.30	0.01	0.50	(0.21)	1.09

Less Distributions
Distributions from net investment income	(0.21)		(0.30)	(0.64)	(0.28)	(0.53)	(0.39)
Distributions from net realized capital gains	(0.06)		0.00	(0.14)	0.00	(0.24)	0.00

Total distributions	(0.27)		(0.30)	(0.78)	(0.28)	(0.77)	(0.39)

Net Asset Value, End of Period	$11.30		$11.22	$11.22	$11.99	$11.77	$12.75

Total Return (%) (b)	3.09	(c)	2.69	0.11	4.34	(1.82)	9.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	(d)	0.68	0.67	0.66	0.66	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	(d)	0.65	0.67	0.66	0.66	0.66
Net ratio of expenses to average net assets (%) (e)(f)	0.64	(d)	0.65	0.63	0.66	0.66	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (e)(f)	0.61	(d)	0.62	0.63	0.66	0.66	0.66
Ratio of net investment income to average net assets (%)	2.12	(d)	2.52	2.34	1.69	1.59	1.82
Portfolio turnover rate (%)	305	(c)(g)	466 (g)	430 (g)	283 (g)	352 (g)	424 (g)
Net assets, end of period (in millions)	$43.6		$44.6	$48.7	$56.7	$64.7	$78.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2017. (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 43%, 34%, 58%, 112%, 140% and 183% for the six months ended June 30, 2017 and the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2017

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value (“NAV”) to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign

BHFTI-32

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income

BHFTI-33

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, option transactions, swap transactions, premium amortization adjustments, convertible preferred stock bond discount, deflationary sell adjustments, adjustments to prior period accumulated balances, paydown reclasses and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

BHFTI-34

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”. Securities with a market value of $1,396,104 were held by the Portfolio as collateral for TBAs as of June 30, 2017.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

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The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level: that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had investments in repurchase agreements with a gross value of $147,321,011, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2017, the Portfolio had an outstanding reverse repurchase agreement balance for 74 days. The average amount of borrowings was $10,575,000 and the annualized weighted average interest rate was 0.79% during the 74 day period. There were no outstanding reverse repurchase agreements as of June 30, 2017.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2017, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

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For the six months ended June 30, 2017, the Portfolio had an outstanding secured borrowing transaction balance for 165 days. For the six months ended June 30, 2017, the Portfolio’s average amount of borrowings was $169,873,995 and the weighted average interest rate was 1.10% during the 165 day period.

At June 30, 2017, the amount of the Portfolio’s outstanding borrowings was $171,963,784. Cash in the amount of $6,800,000 has been received as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of June 30, 2017. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of June 30, 2017:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged(b)	Collateral Received(b)	Net Amount(c)
BNP Paribas S.A.	$(118,845,232)	$122,873,625	$—	$5,520,000	$9,548,393
Goldman Sach & Co., LLC	(6,505,980)	6,500,307	—	—	(5,673)
Mongan Stanley & Co. LLC	(34,284,102)	35,276,063	—	1,280,000	2,271,961
UBS Securities LLC	(12,328,470)	12,166,647	—	—	(161,823)

	$(171,963,784)	$176,816,642	$—	$6,800,000	$11,652,858

(a)	Represents market value of borrowings as of June 30, 2017.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction..
(c)	Net amount represents the net amount receivable/payable due to/from the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(40,790,082)	$(131,173,702)	$—	$(171,963,784)
Total Borrowings	$—	$(40,790,082)	$(131,173,702)	$—	$(171,963,784)
Gross amount of recognized liabilities for secured borrowing transactions					$(171,963,784)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the

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contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

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The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or

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underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Volatility and Variance Swaps - The Portfolio may invest in volatility and variance swaps. In a volatility swap, the parties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Variance swaps are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself). These swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Funds would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Funds would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

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PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$1,363,044
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	3,328,897	Unrealized depreciation on centrally cleared swap contracts (c) (d)	$20,915,901
	Unrealized appreciation on futures contracts (e) (c)	9,708,106	Unrealized depreciation on futures contracts (e) (c)	13,052,377
			Written options at value	751,749
Credit	OTC swap contracts at market value (f)	5,006	OTC swap contracts at market value (f)	94,756
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	1,367,549	Unrealized depreciation on centrally cleared swap contracts (c) (d)	50,070
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	25,630,061	Unrealized depreciation on forward foreign currency exchange contracts	46,291,513
			Written options at value	1,527,887

Total		$41,402,663		$82,684,253

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Includes exchange traded purchased options with a value of $264,603 that is not subject to a master netting agreement.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Excludes OTC swap interest receivable of $1,792.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,101,578	$(1,101,578)	$—	$—
BNP Paribas S.A.	3,655,226	(3,655,226)	—	—
Citibank N.A.	4,166,839	(2,751,028)	(1,415,811)	—
Credit Suisse International	2,646,273	(308,681)	(2,134,000)	203,592
Deutsche Bank AG	9,660	(9,660)	—	—
Goldman Sachs Bank USA	1,186,863	(1,186,863)	—	—
JPMorgan Chase Bank N.A.	5,982,402	(5,982,402)	—	—

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PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Morgan Stanley Capital Services LLC	$355,252	$(199,531)	$(155,721)	$—
Societe Generale Paris	1,158,479	(339,436)	(819,043)	—
UBS AG Stamford	6,470,936	(6,470,936)	—	—

	$26,733,508	$(22,005,341)	$(4,524,575)	$203,592

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,355,537	$(1,101,578)	$(253,959)	$—
BNP Paribas S.A.	14,979,174	(3,655,226)	(11,323,948)	—
Citibank N.A.	2,751,028	(2,751,028)	—	—
Credit Suisse International	308,681	(308,681)	—	—
Deutsche Bank AG	43,706	(9,660)	(34,046)	—
Goldman Sachs & Co., LLC	12,269	—	—	12,269
Goldman Sachs Bank USA	4,569,940	(1,186,863)	(3,169,588)	213,489
JPMorgan Chase Bank N.A.	17,154,496	(5,982,402)	(11,172,094)	—
Morgan Stanley Capital Services LLC	199,531	(199,531)	—	—
Societe Generale Paris	339,436	(339,436)	—	—
UBS AG Stamford	6,844,820	(6,470,936)	(373,884)	—

	$48,558,618	$(22,005,341)	$(26,327,519)	$225,758

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(1,429,505)	$—	$—	$(1,429,505)
Forward foreign currency transactions	—	—	(9,919,435)	(9,919,435)
Futures contracts	22,648,430	—	—	22,648,430
Swap contracts	(28,476,949)	5,811,350	—	(22,665,599)
Written options	5,116,180	—	3,150,403	8,266,583

	$(2,141,844)	$5,811,350	$(6,769,032)	$(3,099,526)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(1,225,867)	$—	$—	$(1,225,867)
Forward foreign currency transactions	—	—	(68,561,526)	(68,561,526)
Futures contracts	10,949,321	—	—	10,949,321
Swap contracts	15,133,358	(4,329,669)	—	10,803,689
Written options	951,098	—	(142,777)	808,321

	$25,807,910	$(4,329,669)	$(68,704,303)	$(47,226,062)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$407,827,833
Forward foreign currency transactions	3,013,862,838

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PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$3,649,038,459
Futures contracts short	(1,795,788,487)
Swap contracts	2,425,523,399
Written options	(783,576,626)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2017:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2016	489,200,000	—	$4,822,488
Options written	575,453,743	2,861	5,523,899
Options bought back	(378,600,000)	—	(2,781,703)
Options exercised	(156,400,200)	—	(1,072,290)
Options expired	(354,401,043)	—	(3,011,496)

Options outstanding June 30, 2017	175,252,500	2,861	$3,480,898

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2016	553,800,000	—	$7,181,002
Options written	514,501,242	—	2,263,397
Options expired	(519,001,242)	—	(2,961,378)

Options outstanding June 30, 2017	549,300,000	—	$6,483,021

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$21,860,726,770	$1,278,327,920	$22,689,339,434	$1,083,085,645

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2017 were as follows:

Purchases	Sales
$20,994,694,727	$21,215,834,294

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$14,121,936	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (“the Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $3 billion
0.050%	Over $3 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 amounted to $974,970 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Effective January 1, 2017, the Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $325,440 was waived in the aggregate for the six months ended June 30, 2017 and is included in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee.

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$162,401,958	$377,654,103	$—	$84,019,535	$162,401,958	$461,673,638

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$138,843,115	$—	$(187,469,151)	$—	$(48,626,036)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards of $15,757,144.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PIMCO Total Return Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Total Return Portfolio (one of the portfolios constituting Brighthouse Funds Trust I) (the “Portfolio”) as of June 30, 2017, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 2016, and the financial highlights for the six months then ended and each of the five years in the period then ended December 31, 2016. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio of Brighthouse Funds Trust I as of June 30, 2017, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and the year ended December 31, 2016, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 25, 2017

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Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
478,735,769	14,007,492	31,718,483

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	493,719,603	30,742,140
Robert Boulware	493,701,540	30,760,203
Susan C. Gause	494,021,240	30,440,503
Nancy Hawthorne	493,868,237	30,593,506
Barbara A. Nugent	494,347,441	30,114,303
John Rosenthal	493,610,287	30,851,456
Linda B. Strumpf	493,517,668	30,944,076
Dawn M. Vroegop	492,865,508	31,596,236

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Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class B shares of the Pyramis Government Income Portfolio returned 1.92%. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Government Index1, returned 1.86%, and the Portfolio’s Custom Blended Benchmark2 returned 2.23% over the same time period.

MARKET ENVIRONMENT / CONDITIONS

For the six months ending June 30, 2017, the U.S. investment-grade bond market earned a total return of 2.27%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The market environment during the first half of the year was characterized by rising short-term interest rates, falling intermediate- and long-term interest rates, a flattening U.S. Treasury yield curve (longer term yields fall more than shorter term yields), mixed yield spreads—some narrowing, some widening—and a generally low level of volatility, all of which combined to drive bond prices slightly higher, resulting in a positive price return as well as an attractive coupon return within the Aggregate Bond Index. Longer-dated bonds generally performed better than shorter-dated ones, and lower-quality bonds generally performed better than those of higher quality.

The first half of the year unfolded in three distinct stages.

The year began with cautious optimism, as investors anticipated that the new Trump Administration, working in concert with a Republican-controlled Congress, would enact a bold, pro-growth, populist agenda that might spur the real U.S. economy back to a 3%-per-year growth path after eight years of anemic economic recovery following the Great Recession of 2008. This expansion was expected to be accompanied by surging stock prices, higher inflation expectations, higher interest rates, and renewed strength in the U.S. Market observers quickly began referring to this combination of asset price movements as the “Trump Reflation Trade.” This first investment regime lasted up through the end of February, during which time risk assets were well bid, and the yield on the 10-year U.S Treasury note traded within a narrow range between 2.31% and 2.53%.

In March, market enthusiasm for the Trump Reflation Trade began to fade, as the new Trump Administration clashed repeatedly with the Democrats and even members of its own party on a whole host of issues. The latter was most evident in the failure of the Republican Party to repeal and replace the Affordable Health Care Act, better known as “Obamacare”, despite President Trump’s best efforts to do so. This failure underscored a lingering concern among some investors that President Trump’s ambitious economic program could become stalled in Congress, and the path to meaningful economic policy action could be long. This second investment regime lasted up through June 26th, during which time the bid for risk assets was mixed, and the yield on the U.S. Treasury note tumbled from 2.53% to 2.14%.

Meanwhile, the U.S. Federal Reserve (the “Fed”) made good on its promise in January to raise short-term interest rates “a few times this year” by raising the Federal Funds rate by 25 basis points (“bps”) at its policy meeting in March, and then by raising it again by another 25 bps at its policy meeting in June. The Fed also announced in April that it plans to begin the process of shrinking its massive $4.5 trillion balance sheet later this year, which prior to the recent era of extraordinary monetary accommodation amounted to only $900 billion. This initiative represents another attempt on the part of the Fed to resume a normal monetary policy program.

The third and final investment regime took place over the course of only four days—from June 27th to June 30th—and it was marked by one noteworthy event: the President of the European Central Bank (the “ECB”), Mario Draghi, announced that the ECB is likely to trim back its stimulus efforts if the European economy continues to strengthen—a sign that other central banks around the world are ready to follow the lead of the Fed in its attempt to normalize monetary policy. The yield of the 10-year U.S. Treasury note surged on this news, and it closed the second quarter trading at 2.31%, 14 bps lower than it had traded at the beginning of the year.

U.S. Treasury bonds turned in a solid performance during this period, earning attractive coupon income (1.02%) that was further enhanced by capital appreciation (0.85%), resulting in a total return of 1.87%. U.S. Treasury Inflation Protected Securities (“TIPS”), however, performed not nearly so well, earning a total return of only 0.85%, as inflation expectations fell by about 25 bps during this period, as measured by the breakeven inflation rate on 30-year U.S. TIPS. The change in inflation expectations was driven in part by the Fed’s resolve in normalizing the term structure of interest rates, but also because the Fed’s favorite measure of inflation—the Personal Consumption Expenditure deflator—fell during the first half of the year, declining from 1.75% on December 31, 2016 to 1.39% on May 31, 2017 (the most recent data point available).

U.S. Agency debentures posted a return of 1.66% on a total return basis, but after adjusting for duration, they outperformed comparable U.S. Treasuries by a still respectable 52 bps.

Within the securitized debt space, asset-backed securities (“ABS”) were the top-performing sector, producing a total return of 1.14% while outperforming similar-duration U.S. Treasuries by 54 bps. Performance in this sector was strongest among those securities backed by credit card receivables and automobile loans.

Commercial mortgage-backed securities (“CMBS”) trailed ABS during the period, but still performed well, producing a total return of 2.18% while outperforming similar-duration U.S. Treasuries by 42 bps.

Agency mortgage backed securities (“MBS”) were the laggard during this period, producing a total return of 1.35% while underperforming

BHFTI-1

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*—(Continued)

similar-duration U.S. Treasuries by 20 bps. Within this sector, mortgages issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were the strongest performers (+1 bps on an excess-return, duration-adjusted basis), followed by the mortgages issued by the Federal National Mortgage Association (“Fannie Mae”) (-5 bps) and the Government National Mortgage Association (“Ginnie Mae”) (-65 bps).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio performed in line with its primary and custom benchmarks over the period.

The Portfolio maintained a neutral to near-neutral duration posture relative to the benchmark in the first half of the year, and ordinarily such a posture would have had little effect on relative performance, regardless of the change in the term structure of interest rates. However, the Portfolio’s yield-curve positioning strategy—i.e., its relative mix of short-term, intermediate-term, and long-term securities versus the benchmark—proved to be crucial, as the Portfolio was slightly short duration at those points on the curve where yields rose—e.g., the 1-year node and the 2-year node—and slightly long duration at those points on the curve where yields fell—e.g., the 7-year node out to the 20-year node. The net effect of this yield-curve positioning strategy was 4 bps of excess return.

In the sector allocation category, the Portfolio pursued a deliberate strategy of overweighting those sectors of the investment universe that appeared to offer the highest potential for relative outperformance, and underweighting those that appeared to offer the least potential. In practice, this strategy expressed itself as a large overweight to securitized debt products, a large underweight to U.S. Treasuries, and a large underweight to U.S. Agency debentures. Within the securitized debt space, the Portfolio maintained a small underweight to in-benchmark securities—i.e., fixed-rate Agency mortgage pass-throughs and hybrid adjustable-rate mortgages (“ARMS”)—and a large overweight to out-of-benchmark securities—i.e., collateralized mortgage obligations (“CMOs”), both Agency and Non-Agency; CMBS, both Agency and Non-Agency; and ABS. Within U.S. Treasuries, the Portfolio pursued a strategy of maintaining a large underweight to nominal U.S. Treasuries, but a small out-of-benchmark allocation to TIPS—i.e., “small” in terms of assets as a percentage of total Portfolio assets, but actually quite significant in terms of return potential, since all of the TIPS in the Portfolio had maturities of 30 years, and were thus quite sensitive to changes in both interest rates and inflation expectations. The position in TIPS was established in the closing days of January, when the Trump Reflation Trade was still well underway. Within U.S. Agencies, the Portfolio pursued a strategy of maintaining a large underweight to the largest issuers—e.g., Fannie Mae, Freddie Mac, and the Federal Home Loan Bank—and a small overweight to certain niche issuers—e.g., the U.S. Agency for International Development and the National Credit Union Administration.

This sector allocation strategy proved to be net-neutral. The largest detractor from relative performance was the out-of-benchmark allocation to TIPS, as TIPS were a lackluster performer relative to nominal U.S. Treasuries. The allocation to TIPS cost the Portfolio and the large underweight to U.S. Agencies was another negative contributor to relative performance, as U.S. Agencies performed well during the period, and the benefits of overweighting certain niche issuers such as the U.S. Agency for International Development were more than offset by the costs of underweighting the largest issuers such as Fannie Mae and the Federal Home Loan Bank. Finally, within the securitized debt space, the large overweight to Agency CMOs had a mildly negative effect on relative performance, and the same could be said of the small underweight to fixed-rate Agency mortgage pass-throughs. This underweight was expressed in part by a small underweight to 30-year Fannie Mae and Freddie Mac fixed-rate pass-throughs, which actually performed reasonably well during the period, despite the spread widening experienced by the sector as a whole.

These detractors from our sector allocation strategy were largely offset by the large overweight to Agency CMBS, which was one of the better-performing spread sectors in the Portfolio’s investment universe during the first half of the year. Within this category, the Portfolio benefited from investing in the so-called super-senior tranches, which lie at the top of a conduit’s capital structure and thus offer superior credit quality.

Security selection worked particularly well in three areas: Agency MBS, U.S. Treasuries, and U.S. Agency debentures. Within the Agency MBS category, the Portfolio’s holdings in 30-year fixed-rate pass-throughs performed especially well, and this was true across most of the coupon stack, with those Agency MBS carrying coupons of 3.0% to 4.5% and 5.5% and above standing out as the most noteworthy outperformers. Many of these securities had certain structural or idiosyncratic features that made them prepay more slowly than the market as a whole, thus allowing the Portfolio to collect premium coupon income for a longer period of time than would otherwise be the case. Within the U.S. Treasury space, the Portfolio generally held longer-dated issues to help manage its duration target and yield-curve exposures, and such issues naturally performed very well in a falling interest-rate environment. Finally, the Portfolio invested in certain debentures that performed especially well—for example, those of the Tennessee Valley Authority and those of Freddie Mac. All told, these relative gains combined to have a positive effect on excess return, and a meaningful one.

The Portfolio made effective use of derivatives—in particular, interest-rate futures contracts—in managing its duration posture and its yield-curve positioning posture during the first half of the year. The notional value of these instruments represented only about 5% to 6% of the Portfolio’s net assets, on average, so their use was careful and deliberate. Nevertheless, derivatives played an important role in insuring that the Portfolio’s duration posture and yield-curve

BHFTI-2

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*—(Continued)

positioning posture came close to matching those of the benchmark. More importantly, they were used solely for hedging purposes, and not as part of a for-profit investment strategy.

At the end of June, the Portfolio maintained a neutral duration posture and a near-neutral yield-curve positioning posture relative to its custom benchmark. At the sector level, the Portfolio continued to maintain a large overweight to securitized debt products, a large underweight to U.S. Treasuries (but a small out-of-benchmark allocation to U.S. TIPS), and a large underweight to U.S. Agency debentures. Within the securitized debt space, the Portfolio maintained the following positions: a small underweight to in-benchmark securities—i.e., Agency mortgage pass-throughs; and a large overweight to out-of-benchmark securities, including a large allocation to CMOs (both Agency and Non-Agency), a large allocation to CMBS (both Agency and Non-Agency), a moderate allocation to ABS, and a small allocation to Agency Hybrid ARMS. The Portfolio also made a modest use of derivatives—i.e., interest-rate futures contracts—to manage duration target and yield-curve positioning exposures.

At the security level, the Portfolio continued to maintain sizable positions in Agency mortgage pass-throughs that offer premium coupon income and significant protection against faster prepayments. The Portfolio also held a large position in Agency CMOs, about 75% of which carried fixed-rate coupons and about 25% of which carried floating-rate ones; these floating-rate CMOs offer some measure of protection in the event of rising interest rates. In addition, the Portfolio held a large position in Agency CMBS, with a focus on securities of superior credit quality; such securities are likely to perform well in the event that volatility spikes and yield spreads widen. Finally, the Portfolio continued to underweight the larger, more liquid debentures in the U.S. Agency sector in favor of the smaller, less liquid ones, as the latter often offer superior yields with little or no give-up in terms of credit quality.

William Irving

Franco Castagliuolo

Portfolio Managers

FIAM, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-3

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[3]
Pyramis Government Income Portfolio
Class B	1.92	-2.18	1.45	2.90
Bloomberg Barclays U.S. Government Bond Index	1.86	-2.18	1.30	2.55
Custom Benchmark	2.23	-1.91	1.84	3.33

1 The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Bloomberg Barclays 5+ Year Treasury Index (40%), the Bloomberg Barclays U.S. MBS Index (35%) and the Bloomberg Barclays U.S. Agency Bond Index (25%)

3 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	89.1
Foreign Government	5.1
Asset-Backed Securities	3.3
Mortgage-Backed Securities	2.2
Corporate Bonds & Notes	1.4

BHFTI-4

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class B(a)	Actual	0.71%	$1,000.00	$1,019.20	$3.55
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—89.1% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—59.2%
Fannie Mae 15 Yr. Pool 3.000%, 02/01/32	531,949	$546,558
3.000%, 03/01/32	814,358	836,974
3.000%, TBA (a)	19,600,000	20,116,031
3.500%, 12/01/25	31,190	32,472
3.500%, 03/01/30	77,274	80,618
3.500%, 10/01/30	155,215	162,020
3.500%, 12/01/30	70,195	73,166
3.500%, 02/01/31	803,770	839,709
4.000%, 05/01/29	8,125,681	8,553,876
4.500%, 12/01/23	48,234	49,394
4.500%, 11/01/25	1,102,362	1,165,902
5.000%, 03/01/23	14,779	15,548
Fannie Mae 20 Yr. Pool 3.500%, 01/01/34	2,630,271	2,745,591
4.000%, 11/01/31	1,679,877	1,785,131
4.000%, 08/01/32	1,296,707	1,377,803
Fannie Mae 30 Yr. Pool 2.500%, 01/01/43	3,022,281	2,928,371
3.000%, 09/01/42	2,918,789	2,931,162
3.000%, 10/01/42	6,671,175	6,699,459
3.000%, 11/01/42	4,399,924	4,418,577
3.000%, 12/01/42	1,506,806	1,513,194
3.000%, 01/01/43	6,691,789	6,720,063
3.000%, 08/01/46	2,472,629	2,471,038
3.000%, 11/01/46	6,359,772	6,355,679
3.000%, 12/01/46	14,165,032	14,155,917
3.500%, TBA (a)	9,100,000	9,346,340
4.000%, 10/01/39	147,101	155,375
4.000%, 08/01/40	11,698	12,356
4.000%, 09/01/40	322,251	340,238
4.000%, 10/01/40	279,670	295,316
4.000%, 11/01/40	6,503,853	6,871,703
4.000%, 12/01/40	68,618	72,438
4.000%, 01/01/41	42,465	44,809
4.000%, 02/01/41	23,462	24,764
4.000%, 08/01/41	41,210	43,481
4.000%, 09/01/41	3,275,529	3,456,101
4.000%, 11/01/41	162,326	171,200
4.000%, 12/01/41	42,588	44,939
4.000%, 01/01/42	380,612	401,611
4.000%, 02/01/42	32,539	34,336
4.000%, 04/01/42	597,427	631,840
4.000%, 05/01/42	33,269	35,106
4.000%, 07/01/42	20,421	21,548
4.000%, 09/01/42	45,561	48,065
4.000%, 10/01/42	867,174	915,710
4.000%, 11/01/42	257,227	271,654
4.000%, 04/01/43	312,080	330,157
4.000%, 06/01/43	393,774	415,846
4.000%, 08/01/43	542,720	571,317
4.000%, 09/01/43	2,455,917	2,588,826
4.000%, 02/01/44	153,578	161,521
4.000%, 04/01/44	228,045	239,839
4.000%, 02/01/45	264,709	278,399
4.000%, 06/01/45	670,630	708,503

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 12/01/45	1,532,639	1,611,898
4.000%, 02/01/46	658,185	695,310
4.000%, 03/01/46	333,833	351,097
4.000%, 05/01/46	76,597	80,558
4.000%, TBA (a)	8,500,000	8,935,293
4.500%, 12/01/40	2,458,623	2,660,004
4.500%, 07/01/41	359,828	389,552
4.500%, 08/01/41	219,350	237,470
4.500%, 11/01/41	4,994,714	5,407,352
4.500%, 09/01/42	1,517,766	1,642,839
4.500%, 12/01/43	350,515	376,656
4.500%, 10/01/44	2,484,109	2,690,938
4.500%, 02/01/45	913,243	987,283
5.000%, 11/01/33	6,980,480	7,751,337
5.000%, 02/01/35	6,183,407	6,868,307
5.000%, 06/01/39	2,911,463	3,192,471
5.000%, 04/01/41	27,928	30,500
5.000%, 06/01/41	62,081	67,921
5.000%, 08/01/41	122,932	134,347
5.500%, 03/01/41	460,291	515,560
6.000%, 01/01/34	109,102	124,584
6.000%, 08/01/34	181,607	207,498
6.000%, 10/01/34	179,302	207,022
6.000%, 11/01/34	149,405	170,498
6.000%, 01/01/35	174,826	197,571
6.000%, 04/01/35	274,632	313,685
6.000%, 06/01/36	429,748	490,421
6.000%, 05/01/37	623,703	706,290
6.000%, 09/01/37	43,502	49,488
6.000%, 10/01/37	510,019	587,434
6.000%, 01/01/38	503,455	580,603
6.000%, 03/01/38	175,193	201,518
6.000%, 07/01/38	94,325	108,690
6.000%, 01/01/40	476,716	552,120
6.000%, 05/01/40	677,878	784,543
6.000%, 07/01/41	661,465	747,991
6.000%, 01/01/42	61,275	70,522
6.500%, 07/01/32	124,299	142,654
6.500%, 12/01/32	36,832	41,990
6.500%, 07/01/35	42,936	49,173
6.500%, 12/01/35	388,098	443,667
6.500%, 08/01/36	654,909	752,806
Fannie Mae ARM Pool 2.571%, 06/01/42 (b)	113,067	116,262
2.695%, 02/01/42 (b)	612,341	637,569
2.944%, 11/01/40 (b)	42,838	45,035
3.023%, 09/01/41 (b)	66,516	69,833
3.029%, 10/01/41 (b)	36,061	37,772
3.247%, 07/01/41 (b)	91,915	96,722
3.380%, 10/01/41 (b)	61,603	64,684
3.553%, 07/01/41 (b)	116,524	122,419
Fannie Mae Grantor Trust 2.898%, 06/25/27	12,400,000	12,313,539
Fannie Mae Pool 3.000%, 08/01/27	179,559	184,019

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool 3.000%, 10/01/27	301,948	$309,466
3.000%, 11/01/27	107,508	110,182
3.000%, 12/01/27	153,997	157,824
3.000%, 01/01/28	138,350	141,771
3.000%, 02/01/28	130,152	133,390
3.000%, 03/01/28	147,675	151,351
3.000%, 04/01/28	132,813	136,119
3.000%, 05/01/28	144,930	148,524
3.000%, 06/01/28	142,642	146,168
3.000%, 07/01/28	126,662	129,791
3.000%, 08/01/28	149,004	152,687
3.000%, 09/01/28	159,660	163,601
3.000%, 01/01/29	152,252	156,009
3.000%, 03/01/29	133,729	137,031
6.394%, 02/01/39	431,028	468,354
6.500%, 08/01/39	2,131,650	2,478,014
Fannie Mae REMICS (CMO) 2.136%, 03/25/36 (b)	473,311	484,020
2.146%, 06/25/36 (b)	751,400	768,302
3.000%, 05/25/46	6,083,723	6,207,845
4.250%, 03/25/42	2,012,278	2,172,451
4.500%, 09/25/25	3,090,000	3,337,853
4.750%, 01/25/41	451,679	495,928
4.984%, 06/25/45 (b) (c)	2,866,563	477,044
5.000%, 12/25/23	250,336	263,539
5.000%, 12/25/34	393,715	432,031
5.000%, 03/25/35	315,664	346,457
5.000%, 08/25/39	516,215	566,540
5.000%, 02/25/41	247,436	255,917
5.000%, 05/15/41	797,882	965,164
5.334%, 06/25/41 (b) (c)	741,376	112,753
5.334%, 11/25/41 (b) (c)	1,055,454	193,586
5.384%, 08/25/39 (b) (c)	558,684	85,785
5.394%, 04/25/41 (b) (c)	796,792	117,428
5.500%, 05/25/34	132,436	133,314
5.500%, 07/25/34	192,007	200,559
5.500%, 06/25/35	219,462	232,137
5.500%, 08/25/35	1,349,943	1,486,870
6.000%, 06/25/45 (c)	908,878	210,999
Freddie Mac 15 Yr. Gold Pool 2.500%, 07/01/31	420,766	423,622
3.000%, 02/01/31	3,120,419	3,206,924
3.000%, 04/01/31	3,466,885	3,564,959
3.000%, 05/01/31	1,986,621	2,043,811
3.000%, 06/01/31	2,249,226	2,314,218
4.000%, 06/01/24	342,350	359,326
4.000%, 07/01/24	268,241	281,546
4.000%, 09/01/25	231,268	242,700
6.000%, 01/01/24	314,041	338,533
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	1,529,055	1,596,509
3.500%, 06/01/32	4,178,368	4,362,723
3.500%, 02/01/34	5,865,451	6,131,304
4.000%, 06/01/33	1,829,849	1,944,377

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.000%, 11/01/42	223,078	224,350
3.000%, 01/01/43	250,959	251,945
3.000%, 02/01/43	1,258,016	1,263,829
3.000%, 03/01/43	12,703,677	12,752,237
3.000%, 06/01/43	4,065,320	4,073,317
3.500%, 04/01/40	477,410	492,657
3.500%, 05/01/40	541,571	558,867
3.500%, 06/01/40	876,117	904,119
3.500%, 07/01/40	210,032	216,729
3.500%, 08/01/40	387,389	399,732
3.500%, 09/01/40	348,013	359,092
3.500%, 10/01/40	251,272	259,265
3.500%, 11/01/40	306,500	316,250
3.500%, 12/01/40	352,564	363,780
3.500%, 04/01/42	842,590	872,425
3.500%, 07/01/42	159,658	164,743
3.500%, 08/01/42	63,160	65,168
3.500%, 09/01/42	59,646	61,547
3.500%, 10/01/42	2,075,398	2,141,500
3.500%, 01/01/43	944,647	974,733
3.500%, 02/01/43	409,665	422,675
3.500%, 04/01/43	7,460,733	7,698,093
3.500%, 05/01/43	626,847	646,811
3.500%, 11/01/44	579,863	596,174
3.500%, 04/01/46	2,641,422	2,731,421
3.500%, 05/01/46	1,849,096	1,911,352
3.500%, 07/01/46	2,517,565	2,592,167
3.500%, 08/01/46	429,800	442,537
4.000%, 11/01/41	19,601	20,777
4.000%, 09/01/42	148,819	158,026
4.000%, 10/01/42	133,896	141,618
4.000%, 11/01/42	597,429	634,240
4.000%, 12/01/42	231,971	245,897
4.000%, 01/01/43	52,990	55,894
4.000%, 02/01/43	303,748	321,950
4.000%, 03/01/43	123,967	131,176
4.000%, 04/01/43	52,897	56,066
4.000%, 05/01/43	644,715	681,943
4.000%, 06/01/43	51,971	55,085
4.000%, 07/01/43	533,564	566,117
4.000%, 08/01/43	419,778	445,289
4.000%, 09/01/43	687,790	728,139
4.000%, 10/01/43	638,242	675,146
4.000%, 11/01/43	37,605	39,745
4.000%, 01/01/44	776,140	821,153
4.000%, 02/01/44	106,607	112,461
4.000%, 03/01/44	70,344	74,794
4.000%, 04/01/44	84,802	90,173
4.000%, 12/01/44	17,959	18,902
4.000%, 01/01/45	703,916	740,877
4.000%, 12/01/45	765,719	807,216
4.500%, 05/01/39	147,390	159,767
4.500%, 07/01/40	2,884,922	3,101,689
4.500%, 09/01/40	1,244,237	1,344,909
4.500%, 02/01/41	104,288	112,665

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.500%, 08/01/41	1,079,714	$1,165,015
4.500%, 09/01/41	122,014	132,524
4.500%, 10/01/41	259,710	282,645
4.500%, 02/01/44	49,456	52,980
5.000%, 01/01/35	241,390	264,636
5.000%, 05/01/35	133,776	146,206
5.000%, 07/01/35	1,665,807	1,825,359
5.000%, 11/01/35	1,469,522	1,626,684
5.000%, 06/01/41	2,471,758	2,735,251
5.000%, 07/01/41	587,989	644,639
5.500%, 03/01/34	1,821,697	2,041,147
5.500%, 07/01/35	1,259,023	1,409,705
Freddie Mac ARM Non-Gold Pool 3.028%, 10/01/41 (b)	608,188	634,650
3.093%, 09/01/41 (b)	662,053	691,977
3.192%, 10/01/42 (b)	366,199	378,519
3.222%, 09/01/41 (b)	68,916	71,790
3.225%, 04/01/41 (b)	60,198	63,367
3.282%, 06/01/41 (b)	83,081	87,507
3.395%, 12/01/40 (b)	2,001,461	2,097,480
3.421%, 05/01/41 (b)	63,404	66,107
3.620%, 05/01/41 (b)	91,635	95,281
3.648%, 06/01/41 (b)	94,437	99,989
Freddie Mac Multifamily Aggregation Risk Transfer Trust 1.349%, 02/25/20 (b)	11,611,000	11,641,539
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 1.883%, 05/25/19	4,452,000	4,467,794
2.086%, 03/25/19	4,570,000	4,599,392
2.313%, 03/25/20	1,469,000	1,484,999
2.323%, 10/25/18	2,530,162	2,550,319
2.412%, 08/25/18	1,295,297	1,304,369
2.566%, 09/25/20 (b)	697,000	709,977
2.669%, 02/25/23	3,925,193	4,002,126
2.776%, 03/25/23	4,331,804	4,441,699
2.991%, 09/25/21	1,224,000	1,267,710
3.016%, 02/25/23	6,742,402	6,953,396
3.090%, 08/25/22 (b)	29,800,000	30,982,568
3.974%, 01/25/21 (b)	17,750,000	18,882,109
4.084%, 11/25/20 (b)	980,000	1,044,282
Freddie Mac REMICS (CMO) 1.559%, 03/15/34 (b)	451,851	451,738
2.059%, 02/15/33 (b)	285,161	290,668
3.500%, 02/15/26	2,500,000	2,625,147
3.500%, 11/15/31	2,734,564	2,856,013
4.000%, 01/15/41	9,904,188	10,663,943
4.250%, 03/15/40	4,419,657	4,660,197
4.500%, 12/15/26	1,784,150	1,897,200
4.500%, 09/15/27	1,108,063	1,144,228
4.500%, 02/15/41	42,503	45,793
5.000%, 10/15/34	470,206	514,881
5.000%, 12/15/37	153,594	165,927
5.000%, 03/15/41	500,000	572,070
5.000%, 04/15/41	711,129	827,295

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO) 5.500%, 05/15/34	2,406,717	2,666,810
5.500%, 11/15/36	787,066	873,531
5.500%, 06/15/41	4,220,000	4,747,307
Ginnie Mae I 30 Yr. Pool 3.000%, 05/15/42	647,318	656,627
3.000%, 04/15/43	242,214	245,500
3.000%, 05/15/43	297,299	301,303
3.000%, 03/15/45	116,033	117,372
3.500%, 11/15/41	338,619	353,942
3.500%, 02/15/42	324,056	338,704
3.500%, 03/15/42	328,293	342,882
3.500%, 05/15/42	1,116,477	1,161,991
3.500%, 06/15/42	755,302	784,653
4.000%, 09/15/40	1,876,913	2,003,032
4.000%, 10/15/40	163,954	173,039
4.000%, 03/15/41	852,011	908,711
4.000%, 06/15/41	33,219	34,977
4.000%, 09/15/41	191,295	202,469
4.000%, 10/15/41	984,477	1,045,814
4.000%, 11/15/41	294,333	311,441
4.000%, 12/15/41	854,658	907,404
4.000%, 01/15/42	48,823	51,454
4.000%, 02/15/42	52,089	55,126
4.000%, 03/15/42	234,561	248,242
4.000%, 11/15/42	55,240	58,533
4.000%, 01/15/43	60,927	64,560
4.500%, 08/15/39	2,427,747	2,631,126
4.500%, 06/15/40	785,533	843,429
4.500%, 07/15/40	165,471	178,922
4.500%, 03/15/41	875,753	943,969
4.500%, 04/15/41	75,958	82,029
5.000%, 03/15/39	93,709	104,027
5.000%, 07/15/39	193,091	211,698
5.000%, 08/15/39	173,742	192,567
5.000%, 09/15/39	121,819	135,153
5.000%, 04/15/40	57,939	63,672
5.000%, 08/15/40	216,124	239,856
5.000%, 04/15/41	140,579	156,010
5.000%, 09/15/41	113,221	124,425
5.500%, 10/15/39	25,930	28,882
6.000%, 06/15/36	1,057,814	1,204,279
Ginnie Mae II 30 Yr. Pool 3.000%, 09/20/46	2,130,112	2,153,836
3.000%, 11/20/46	99,228	100,333
3.000%, 12/20/46	981,217	992,145
3.000%, 01/20/47	20,838,581	21,070,662
3.000%, 02/20/47	397,722	402,152
3.000%, 06/20/47	44,321,337	44,814,949
3.500%, 12/20/42	575,609	598,732
3.500%, 04/20/46	95,533	99,440
3.500%, 05/20/46	3,943,735	4,101,068
3.500%, 06/20/46	7,460,680	7,756,377
4.000%, 09/20/39	203,628	216,629
4.000%, 10/20/40	28,895	30,688
4.000%, 11/20/40	2,026,576	2,137,695

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 4.000%, 10/20/41	2,521,084	$2,668,874
4.000%, 11/20/41	940,479	995,643
4.000%, 04/20/42	1,236,815	1,307,919
4.000%, 06/20/42	92,055	97,336
4.000%, 08/20/44	344,846	363,165
4.000%, 10/20/44	2,515,983	2,649,636
4.000%, 11/20/44	5,594,518	5,891,708
4.000%, 12/20/44	141,848	149,384
4.500%, 02/20/40	219,861	236,260
4.500%, 09/20/40	23,524	25,285
Ginnie Mae II Pool 4.300%, 08/20/61 (b)	680,111	694,413
4.511%, 12/20/61 (b)	7,610,143	7,832,433
4.641%, 02/20/62 (b)	675,081	696,000
4.676%, 02/20/62 (b)	867,092	893,079
4.683%, 01/20/62 (b)	2,836,104	2,918,615
5.470%, 08/20/59 (b)	22,448	22,780
Government National Mortgage Association (CMO) 0.987%, 05/20/66 (b)	7,231,520	7,278,810
1.293%, 08/20/60 (b)	208,678	207,354
1.293%, 09/20/60 (b)	242,038	240,103
1.374%, 07/20/60 (b)	257,472	255,622
1.410%, 08/20/66 (b)	6,894,927	6,916,332
1.483%, 02/20/61 (b)	311,063	310,992
1.493%, 12/20/60 (b)	575,072	575,124
1.493%, 02/20/61 (b)	93,131	93,134
1.493%, 04/20/61 (b)	200,066	200,085
1.493%, 05/20/61 (b)	398,466	397,992
1.523%, 06/20/61 (b)	271,909	272,160
1.593%, 10/20/61 (b)	949,536	952,442
1.623%, 01/20/62 (b)	952,412	955,446
1.623%, 03/20/62 (b)	599,995	602,512
1.643%, 05/20/61 (b)	1,184,199	1,186,989
1.643%, 11/20/65 (b)	1,715,703	1,721,785
1.650%, 01/20/63	1,454,535	1,449,666
1.692%, 01/20/38 (b)	50,986	51,177
1.693%, 11/20/61 (b)	878,298	883,031
1.693%, 01/20/62 (b)	599,323	602,578
1.702%, 12/16/39 (b)	195,720	197,059
1.712%, 07/20/37 (b)	210,686	211,636
1.750%, 03/20/63	6,958,986	6,934,027
1.772%, 11/16/39 (b)	263,164	265,151
2.500%, 06/20/63	34,473,481	34,736,651
2.500%, 05/20/65	5,355,284	5,401,296
2.500%, 06/20/65	1,450,912	1,462,648
2.750%, 05/20/64	1,644,716	1,661,578
3.500%, 11/20/36 (c)	228,275	16,536
3.500%, 09/20/63	3,152,720	3,237,197
4.000%, 12/20/40	5,411,570	5,764,020
4.500%, 05/16/40	80,000	86,772
4.500%, 05/20/40 (c)	37,552	3,455
4.500%, 12/20/40	1,792,048	1,944,528
4.888%, 07/20/41 (b) (c)	285,689	45,663
5.000%, 12/20/39	3,935,594	4,557,238

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 5.000%, 03/20/40	3,190,000	3,619,649
5.010%, 09/20/60 (b)	2,635,039	2,732,251
5.150%, 08/20/60	2,296,991	2,389,435
5.296%, 07/20/60 (b)	3,185,298	3,294,763
7.050%, 04/20/39 (b)	1,606,709	1,680,803
7.184%, 08/20/39 (b)	3,550,500	3,803,399

		673,102,121

Federal Agencies—2.9%
Federal Home Loan Mortgage Corp. 6.250%, 07/15/32	7,568,000	10,758,230
6.750%, 03/15/31	481,000	695,915
Federal National Mortgage Association 1.500%, 11/30/20	2,000	1,988
2.625%, 09/06/24	7,000,000	7,181,776
6.625%, 11/15/30	1,430,000	2,044,417
Tennessee Valley Authority 5.250%, 09/15/39	557,000	729,716
5.500%, 06/15/38	6,117,000	8,201,649
5.880%, 04/01/36	2,127,000	2,915,249

		32,528,940

U.S. Treasury—27.0%
U.S. Treasury Bonds 2.500%, 02/15/46	5,001,000	4,654,836
2.875%, 08/15/45	22,188,000	22,311,942
3.000%, 11/15/44	9,140,000	9,431,337
3.000%, 11/15/45	9,700,000	9,990,622
3.000%, 02/15/47	12,421,000	12,813,032
3.000%, 05/15/47	4,400,000	4,540,936
3.625%, 02/15/44 (d)	49,159,000	56,646,161
4.375%, 05/15/40	7,000,000	8,933,750
4.375%, 05/15/41	8,966,000	11,492,942
4.750%, 02/15/37	9,468,000	12,613,894
5.000%, 05/15/37	6,500,000	8,918,455
5.250%, 02/15/29	21,405,000	27,641,711
6.125%, 08/15/29	5,339,000	7,438,519
U.S. Treasury Inflation Indexed Bonds 1.000%, 02/15/46 (e)	6,302,784	6,297,131
U.S. Treasury Notes 1.125%, 09/30/21	15,000	14,591
1.500%, 04/15/20	3,438,000	3,435,583
1.500%, 05/15/20	2,246,000	2,243,455
1.500%, 08/15/26	4,153,000	3,885,165
1.750%, 06/30/22	10,397,000	10,329,586
2.000%, 12/31/21	5,788,000	5,829,830
2.000%, 07/31/22	5,828,000	5,855,089
2.000%, 06/30/24	20,142,000	19,964,186
2.000%, 08/15/25	18,254,000	17,943,828
2.000%, 11/15/26	12,243,000	11,937,880
2.125%, 03/31/24	3,634,000	3,636,696
2.125%, 05/15/25	7,717,000	7,668,468
2.250%, 02/15/27	1,000,000	995,352

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 2.375%, 05/15/27	10,000,000	$10,063,280

		307,528,257

Total U.S. Treasury & Government Agencies (Cost $1,020,925,494)		1,013,159,318

Foreign Government—5.1%

Sovereign—5.1%
Hashemite Kingdom of Jordan Government AID Bonds 2.503%, 10/30/20	13,375,000	13,687,293
3.000%, 06/30/25	5,389,000	5,635,870
Israel Government AID Bonds 5.500%, 09/18/23	13,878,000	16,522,564
5.500%, 12/04/23	8,920,000	10,603,891
5.500%, 04/26/24	1,900,000	2,268,195
Ukraine Government AID Bonds 1.471%, 09/29/21	9,388,000	9,179,051

Total Foreign Government (Cost $52,686,348)		57,896,864

Asset-Backed Securities—3.3%

Asset-Backed - Automobile—0.0%
American Credit Acceptance Receivables Trust 1.950%, 09/12/19 (144A)	149,998	150,002

Asset-Backed - Other—0.7%
Nationstar HECM Loan Trust Zero Coupon, 02/25/26 (144A) (b)	971,145	971,456
1.968%, 05/25/27 (144A)	6,289,947	6,290,512

		7,261,968

Asset-Backed - Student Loan—2.6%
Access Group, Inc. 1.352%, 11/22/24 (b)	1,180,568	1,180,455
Goal Capital Funding Trust 1.359%, 05/28/30 (b)	1,473,240	1,472,560
Illinois Student Assistance Commission 2.206%, 04/25/22 (b)	551,567	554,050
Navient Student Loan Trust 1.516%, 07/26/66 (144A) (b)	3,626,387	3,626,386
1.616%, 07/26/66 (144A) (b)	8,390,816	8,397,874
1.636%, 08/27/29 (b)	4,391,000	4,397,274
1.816%, 07/26/66 (144A) (b)	3,846,000	3,861,860
SLM Student Loan Trust 1.236%, 01/25/24 (b)	3,395,315	3,392,160
1.326%, 07/25/23 (b)	3,039,296	3,038,706

		29,921,325

Total Asset-Backed Securities (Cost $37,304,615)		37,333,295

Mortgage-Backed Securities—2.2%
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—0.9%
CSMC 1.779%, 10/26/37 (144A) (b)	728,970	728,308
National Credit Union Administration Guaranteed Notes Trust 1.454%, 11/06/17 (b)	1,065,463	1,065,972
1.464%, 03/06/20 (b)	44,156	44,163
1.534%, 01/08/20 (b)	5,778,709	5,785,054
Nomura Resecuritization Trust 3.298%, 03/26/37 (144A) (b)	848,770	850,148
RBSSP Resecuritization Trust 3.016%, 07/26/45 (144A) (b)	1,017,960	1,024,109
Thornburg Mortgage Securities Trust 1.856%, 09/25/43 (b)	379,828	366,794

		9,864,548

Commercial Mortgage-Backed Securities—1.3%
CDGJ Commercial Mortgage Trust 2.559%, 12/15/27 (144A) (b)	7,069,619	7,078,487
GS Mortgage Securities Trust 2.045%, 03/10/50	4,136,978	4,146,278
SCG Trust 2.809%, 11/15/26 (144A) (b)	3,750,000	3,721,599

		14,946,364

Total Mortgage-Backed Securities (Cost $24,849,593)		24,810,912

Corporate Bonds & Notes—1.4%

Diversified Financial Services—0.6%
Private Export Funding Corp. 4.300%, 12/15/21	6,000,000	6,575,118

Sovereign—0.8%
National Credit Union Administration Guaranteed Notes Trust 3.450%, 06/12/21	8,645,000	9,099,174

Total Corporate Bonds & Notes (Cost $16,500,777)		15,674,292

Short-Term Investment—3.1%

Repurchase Agreement—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $35,130,354 on 07/03/17, collateralized by $33,535,000 U.S. Treasury Note at 3.625% due 2/15/20 with a value of $35,832,718.	35,130,003	35,130,003

Total Short-Term Investments (Cost $35,130,003)		35,130,003

Total Investments—104.2% (Cost $1,187,396,830) (f)		1,184,004,684
Other assets and liabilities (net)—(4.2)%		(47,378,374)

Net Assets—100.0%		$1,136,626,310

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged amounted to $1,045,141.
(e)	Principal amount of security is adjusted for inflation.
(f)

As of June 30, 2017, the aggregate cost of investments was $1,187,396,830. The aggregate unrealized appreciation and depreciation of investments were $14,827,851 and $(18,219,997), respectively, resulting in net unrealized depreciation of $(3,392,146).

(144A)—

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $36,700,741, which is 3.2% of net assets.

(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Ginnie Mae II 30 Yr. Pool	3.000%	TBA	$(36,900,000)	$(37,545,750)	$(37,271,882)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	09/20/17	43	USD	6,558,903	$49,660
U.S. Treasury Note 10 Year Futures	09/20/17	605	USD	76,127,286	(180,880)
U.S. Treasury Note 2 Year Futures	09/29/17	68	USD	14,717,883	(22,445)

Net Unrealized Depreciation					$(153,665)

(USD)—	United States Dollar

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,013,159,318	$—	$1,013,159,318
Total Foreign Government*	—	57,896,864	—	57,896,864
Total Asset-Backed Securities*	—	37,333,295	—	37,333,295
Total Mortgage-Backed Securities*	—	24,810,912	—	24,810,912
Total Corporate Bonds & Notes*	—	15,674,292	—	15,674,292
Total Short-Term Investment*	—	35,130,003	—	35,130,003
Total Investments	$—	$1,184,004,684	$—	$1,184,004,684

TBA Forward Sales Commitments	$—	$(37,271,882)	$—	$(37,271,882)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$49,660	$—	$—	$49,660
Futures Contracts (Unrealized Depreciation)	(203,325)	—	—	(203,325)
Total Futures Contracts	$(153,665)	$—	$—	$(153,665)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a)	$1,184,004,684
Cash collateral for futures contracts	40
Receivable for:
TBA securities sold (b)	61,328,482
Fund shares sold	29,929
Principal paydowns	99,861
Interest	4,996,008

Total Assets	1,250,459,004
Liabilities
Forward sales commitments, at value	37,271,882
Payables for:
Investments purchased	12,584,360
TBA securities purchased (b)	62,272,778
Fund shares redeemed	457,482
Variation margin on futures contracts	200,719
Interest on forward sales commitments	58,425
Accrued Expenses:
Management fees	400,851
Distribution and service fees	236,148
Deferred trustees’ fees	98,903
Other expenses	251,146

Total Liabilities	113,832,694

Net Assets	$1,136,626,310

Net Assets Consist of:
Paid in surplus	$1,180,553,846
Undistributed net investment income	10,239,531
Accumulated net realized loss	(50,895,124)
Unrealized depreciation on investments and futures contracts	(3,271,943)

Net Assets	$1,136,626,310

Net Assets
Class B	$1,136,626,310
Capital Shares Outstanding*
Class B	108,428,429
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.48

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,187,396,830.
(b)	Included within TBA securities sold is $45,145,392 related to TBA forward sale commitments and included within TBA securities purchased is $7,535,435 related to TBA forward sale commitments.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Interest (a)	$14,569,058
Securities lending income	47,712

Total investment income	14,616,770
Expenses
Management fees	2,444,895
Administration fees	18,344
Custodian and accounting fees	78,944
Distribution and service fees—Class B	1,441,278
Audit and tax services	34,660
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	30,635
Insurance	4,594
Miscellaneous	8,376

Total expenses	4,106,428

Net Investment Income	10,510,342

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,068,781)
Futures contracts	939,688

Net realized loss	(129,093)

Net change in unrealized appreciation (depreciation) on:
Investments	12,083,902
Futures contracts	(102,073)

Net change in unrealized appreciation	11,981,829

Net realized and unrealized gain	11,852,736

Net Increase in Net Assets From Operations	$22,363,078

(a)	Net of foreign withholding taxes of $5,294.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,510,342	$21,981,620
Net realized gain (loss)	(129,093)	3,213,521
Net change in unrealized appreciation (depreciation)	11,981,829	(8,195,041)

Increase in net assets from operations	22,363,078	17,000,100

From Distributions to Shareholders
Net investment income
Class B	(24,889,633)	(27,531,578)

Total distributions	(24,889,633)	(27,531,578)

Increase (decrease) in net assets from capital share transactions	(76,157,083)	8,185,651

Total decrease in net assets	(78,683,638)	(2,345,827)

Net Assets
Beginning of period	1,215,309,948	1,217,655,775

End of period	$1,136,626,310	$1,215,309,948

Undistributed net investment income
End of period	$10,239,531	$24,618,822

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	1,534,099	$16,270,841	18,030,819	$195,363,692
Reinvestments	2,361,445	24,889,633	2,532,804	27,531,578
Redemptions	(11,104,585)	(117,317,557)	(19,896,042)	(214,709,619)

Net increase (decrease)	(7,209,041)	$(76,157,083)	667,581	$8,185,651

Increase (decrease) derived from capital shares transactions		$(76,157,083)		$8,185,651

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.51		$10.59	$10.80	$10.31	$11.05	$10.73

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.18	0.17	0.18	0.13	0.10
Net realized and unrealized gain (loss) on investments	0.10		(0.03)	(0.12)	0.59	(0.61)	0.24

Total from investment operations	0.20		0.15	0.05	0.77	(0.48)	0.34

Less Distributions
Distributions from net investment income	(0.23)		(0.23)	(0.26)	(0.28)	(0.16)	(0.00	)(b)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.10)	(0.02)

Total distributions	(0.23)		(0.23)	(0.26)	(0.28)	(0.26)	(0.02)

Net Asset Value, End of Period	$10.48		$10.51	$10.59	$10.80	$10.31	$11.05

Total Return (%) (c)	1.92	(d)	1.32	0.43	7.56	(4.52)	3.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	(e)	0.70	0.70	0.71	0.70	0.70
Net ratio of expenses to average net assets (%) (f)	0.71	(e)	0.70	0.70	0.71	0.70	0.70
Ratio of net investment income to average net assets (%)	1.82	(e)	1.67	1.59	1.72	1.24	0.94
Portfolio turnover rate (%)	106	(d)(g)	216 (g)	214 (g)	281 (g)	329 (g)	457	(g)
Net assets, end of period (in millions)	$1,136.6		$1,215.3	$1,217.7	$1,271.2	$1,314.4	$1,631.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 58%, 116%, 117%, 151%, 212% and 262% for the six months ended June 30, 2017 and the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Pyramis Government Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-16

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to TIPS adjustments, foreign currency transactions, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

BHFTI-17

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required

BHFTI-18

Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level: that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had investments in repurchase agreements with a gross value of $35,130,003, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

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Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$49,660	Unrealized depreciation on futures contracts (a) (b)	$203,325

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$939,688

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(102,073)

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$58,283,333

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing

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Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,179,141,943	$45,007,215	$1,312,792,113	$25,912,908

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2017 were as follows:

Purchases	Sales
$558,747,802	$590,506,840

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$2,444,895	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. FIAM, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

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Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	Over $1.3 billion

An identical agreement was in place for the period May 1, 2016 to April 30, 2017. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$27,531,578	$28,865,138	$—	$—	$27,531,578	$28,865,138

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$24,703,651	$—	$(23,040,291)	$(42,979,513)	$(41,316,153)

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Brighthouse Funds Trust I

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2016, the Portfolio utilized $1,380,712 of accumulated capital losses.

As of December 31, 2016, the Portfolio had accumulated short-term capital losses of $28,727,850 and accumulated long-term capital losses of $14,251,663.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

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Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
105,778,373	4,539,339	8,699,153

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	110,708,013	8,308,852
Robert Boulware	110,713,859	8,303,005
Susan C. Gause	110,650,907	8,365,958
Nancy Hawthorne	110,578,533	8,438,331
Barbara A. Nugent	110,669,957	8,346,907
John Rosenthal	110,640,176	8,376,688
Linda B. Strumpf	110,619,732	8,397,132
Dawn M. Vroegop	110,711,428	8,305,437

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Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class B shares of the Pyramis Managed Risk Portfolio returned 9.16%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.27%.

MARKET ENVIRONMENT / CONDITIONS

Underpinned by a turnaround in export-oriented sectors and manufacturing activity, the global economy continued to experience a relatively steady, synchronized expansion during the period, overshadowing political uncertainty in the U.S. and Europe. Unlike during the second half of 2016 when investors’ reflationary hopes pushed up both real yields and inflation expectations, real long-term yields remained relatively steady while inflation expectations and oil prices flagged during the second half of the period. Most asset markets experienced unusually low volatility during the period, even compared to the relatively calm levels of the past five years. The steady economic backdrop combined with ample global monetary accommodation supported the relatively tranquil environment. This backdrop gave the Federal Reserve (the “Fed”) confidence to continue gradually hiking its short-term policy rate, although the environment remained weaker than during prior periods of Fed tightening. Overall, the period saw broad-based gains across asset categories. Commodities were an exception and posted negative returns for the period as prices came under pressure.

Non-U.S. equities spearheaded a global stock market rally. Following several years of profit recession, international corporate earnings accelerated into positive territory and caught up with U.S. corporate profit growth. Valuations for most foreign equity markets were lower than those in the U.S., with many countries’ valuations in the bottom half of their 20-year range. Major indices of both developed and emerging markets posted dollar-based double-digit returns for the period. A weaker dollar in the second half of the period boosted returns in most developed markets. Weaker relative performers included commodity prices and commodity-exporting areas, such as Canada and Latin America. In the U.S., the equity market saw a reversal of the post-November 2016 election performance trend. Instead of value and small-cap stocks leading, growth and large-cap stocks outpaced other U.S. equity categories for the period. The outperformance was driven in part by these categories’ exposure to the improving international backdrop, while waning confidence in the potential for new tax and fiscal policies muted enthusiasm for smaller-cap companies that might be greater beneficiaries. Most U.S. equity sectors posted positive returns during the period. The best performer was Information Technology. Energy stocks continued their significant relative underperformance amid falling crude oil prices. The other sector with negative returns was Telecommunication Services amidst price competition.

Fixed income categories generally posted positive returns for the period. Emerging market debt was a top performer, benefiting from stable global growth and continued narrowing in credit spreads. Long bonds were also strong performers on a drop in long-term yields. While still posting a modest gain, Treasury-Inflation Protected Securities (“TIPS”) were one of the worst performers as inflation expectations weakened. Despite a fourth policy rate hike from the Fed, bond yields moved even lower across categories later in the period. Yields remained extremely low relative to history, with high-yield corporate bonds approaching all-time lows. Credit spreads also compressed further for most categories, making many sectors expensive relative to their own histories.

Broadly speaking, the global business cycle ended the period with most developed economies in more mature (mid-to-late) stages, with the Eurozone not as far along as the U.S. Recession risks remained low globally, although policy was less accommodative in several countries. The Eurozone was on a cyclical upswing, enjoying a reasonably synchronized mid-cycle expansion across both its core and periphery. Consumer and industrial-sector confidence were at multi-year highs and deflationary pressures abated amid a steady rebound in core inflation. In the U.S., the economy remained in a mature expansion boosted by global improvement. With the unemployment rate falling to a cycle low later in the period, tightening labor markets continued to boost consumers.

Boosted by extremely accommodative monetary and fiscal policy in 2015, China exited its growth recession in 2016 and economic activity rebounded to multi-year highs. Late in 2016, policymakers became less accommodative, raising interbank rates and imposing restrictions on the property market. Consequently, while China’s economy remained broadly steady during the period, there were signs of slowing momentum in industrial activity and housing.

PORTFOLIO REVIEW / PERIOD END POSITIONING

At the beginning of the period, relative to its strategic asset allocation, the Portfolio was moderately overweight developed market equities with an overweight in the U.S. offsetting a slight underweight in foreign developed equity. Given low yields and spreads relative to history, the Portfolio continued to have low expectations for bond returns. With more attractive return opportunities in other asset classes, the Portfolio’s investment grade debt underweight was the biggest relative asset allocation position. Opportunistic asset allocation exposure included TIPS, commodities, floating rate debt, high yield debt, Real Estate Investment Trusts (“REITs”), and emerging markets equity and debt.

The Portfolio maintained its higher-risk positioning throughout the period, reflecting the generally constructive market environment and low volatility, except for brief spikes on geopolitical and policy uncertainty. However, the Portfolio shifted its equity tilt by trimming the U.S. equity position on market strength during the period to an eventual underweight as initial investor enthusiasm for the new Washington, DC administration faded with policy timing questions. Proceeds were used to boost foreign developed equity to an overweight position, reflecting earlier cycle overseas economies, relatively attractive valuations, and comparable, if not better, earnings

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Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*—(Continued)

outlooks. In addition, the Portfolio’s opportunistic position in TIPS was reduced as weakening oil prices and muted inflation pressures mitigated any concerns about potential overheating. A floating rate bank loan allocation, another opportunistic inflation-sensitive asset class, was also reduced. Some of the funds from these transactions were reallocated to partially reducing the Portfolio’s investment grade debt underweight. A portion of the proceeds was used to increase the cash position to a modest overweight. Besides TIPS and floating rate bank loans, other opportunistic asset classes were little changed.

As of June 30, 2017, the Portfolio continued to favor equities over bonds. The Portfolio was overweight foreign developed equities and underweight U.S. equity. In addition, there was modest exposure to emerging market equities, real estate, and commodities. An underweight position in investment grade debt continued to be the Portfolio’s largest active asset allocation position. Fixed income holdings were weighted toward investment grade credit with additional positions in high yield debt, floating rate debt, emerging markets debt, TIPS, and long Treasuries. The Portfolio was overweight cash. Overall, the Portfolio’s end-of-period positioning was “risk on”, though slightly muted versus the beginning of the period.

For the period, the Portfolio’s security selection and asset allocation both contributed to performance. The Portfolio’s stock picking enjoyed a strong period, particularly in U.S. and foreign developed equities, as growth and large-cap stocks returned to favor. In addition, investment grade debt security selection was positive. Regarding asset allocation, the investment grade debt underweight was the primary contributor while fixed income lagged in the market rally. With international markets leading the equity advance, the overweight in foreign developed equity built early in the period and consistent opportunistic exposure to emerging markets were also accretive. These asset allocation decisions more than offset the negative impact of opportunistic positions in underperforming inflation-sensitive assets including commodities, floating rate debt, and TIPS. Other opportunistic positions in REITs, high yield debt, emerging market debt, and long U.S. Treasuries were marginal detractors. The interest rate overlay (an interest rate swap on the 10-year U.S. Treasury) had a positive impact on performance.

The Portfolio used certain derivative instruments during the period, specifically futures contracts, to help provide liquidity, additional diversification and balance the sources of risk. At period end, the Portfolio held S&P 500 Index futures (U.S. equities), MSCI EAFE Index futures (foreign equities), MSCI Emerging Markets Index futures (foreign equities) and U.S. Treasury futures (U.S. government bonds).

Xuehai En

Portfolio Manager

FIAM, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	Since Inception[2]
Pyramis Managed Risk Portfolio
Class B	9.16	10.34	7.02
Dow Jones Moderate Index	7.27	10.35	6.98

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/19/2013. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Fidelity Total Bond Fund	16.2
Fidelity Overseas Fund	8.5
iShares iBoxx $ Investment Grade Corporate Bond ETF	4.1
Fidelity Blue Chip Growth Fund	3.8
Fidelity Conservative Income Bond Fund	3.8
Fidelity Large Cap Stock Fund	3.5
Vanguard Value ETF	3.3
Fidelity Equity Dividend Income Fund	3.3
Fidelity Value Discovery Fund	2.9
Fidelity Corporate Bond Fund	2.9

Top Sectors

% of Net Assets
Mutual Funds	84.0

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Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Managed Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class B(a)(b)	Actual	0.63%	$1,000.00	$1,091.60	$3.27
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying Portfolios in which the Portfolio invests.

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Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—84.0% of Net Assets

Security Description	Shares	Value

Investment Company Securities—84.0%
Fidelity Blue Chip Growth Fund (a)	423,159	$34,038,938
Fidelity Blue Chip Value Fund (a)	190,141	3,487,185
Fidelity Conservative Income Bond Fund (a)	3,369,947	33,834,273
Fidelity Contrafund (a)	25,896	2,958,309
Fidelity Corporate Bond Fund (a)	2,229,414	25,794,324
Fidelity Diversified International Fund (a)	216,458	8,381,249
Fidelity Equity Dividend Income Fund (a)	1,060,559	29,568,374
Fidelity Floating Rate High Income Fund (a)	1,843,141	17,767,884
Fidelity Inflation Protected Bond Index Fund (a)	212,635	2,073,188
Fidelity International Small Cap Fund (a)	419,737	11,584,754
Fidelity International Small Cap Opportunities Fund (a)	762,933	13,366,587
Fidelity Japan Smaller Companies Fund (a)	476,018	8,054,223
Fidelity Large Cap Stock Fund (a)	997,485	30,832,269
Fidelity OTC Portfolio (a)	156,823	16,140,182
Fidelity Overseas Fund (a)	1,608,925	75,458,580
Fidelity Stock Selector Large Cap Value Fund (a)	688,617	13,324,730
Fidelity Total Bond Fund (a)	13,465,429	143,541,470
Fidelity Value Discovery Fund (a)	951,491	26,146,977
iShares 20+ Year Treasury Bond ETF (b)	69,495	8,695,214
iShares Core MSCI Europe ETF (b)	50,961	2,388,542
iShares Core U.S. Aggregate Bond ETF (b)	151,457	16,586,056
iShares iBoxx $ Investment Grade Corporate Bond ETF	304,027	36,638,294
iShares J.P. Morgan USD Emerging Markets Bond ETF (b)	80,470	9,202,549
iShares PHLX Semiconductor ETF (b)	53,676	7,525,375
iShares Residential Real Estate Capped ETF	20,005	1,301,725
iShares U.S. Financial Services ETF	90,189	10,224,727
iShares U.S. Healthcare Providers ETF	12,025	1,786,614
iShares U.S. Medical Devices ETF (b)	73,831	12,300,983
iShares U.S. Technology ETF (b)	72,894	10,184,750
PowerShares DB Commodity Index Tracking ETF (b) (c)	447,611	6,467,979
SPDR S&P Biotech ETF (b)	180,461	13,927,980
SPDR S&P Insurance ETF	41,026	3,612,750
VanEck Vectors Fallen Angel High Yield Bond ETF (b)	152,819	4,529,555
VanEck Vectors Oil Services ETF (b)	109,355	2,710,910
Vanguard Consumer Discretionary ETF (b)	76,319	10,835,008
Vanguard Consumer Staples ETF (b)	15,531	2,190,182
Vanguard FTSE Developed Markets ETF (b)	497,499	20,556,659
Vanguard Health Care ETF	11,333	1,670,144
Vanguard Industrials ETF (b)	115,904	14,883,233
Vanguard Materials ETF (b)	29,071	3,535,034
Vanguard Value ETF	307,824	29,723,485
WisdomTree Europe Hedged Equity Fund	143,159	8,923,101
WisdomTree Japan Hedged Equity Fund	174,299	9,063,548

Total Mutual Funds (Cost $699,003,325)		745,817,893

Short-Term Investment—14.9%
Security Description	Principal Amount*	Value

Repurchase Agreement—14.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $132,610,977 on 07/03/17, collateralized by $134,835,000 U.S. Treasury Floating Rate Note at 1.183% due 01/31/19 with a value of $135,265,663.	132,609,651	132,609,651

Total Short-Term Investments (Cost $132,609,651)		132,609,651

Securities Lending Reinvestments (d)—8.5%

Certificates of Deposit—2.4%
ABN AMRO Bank NV
Zero Coupon, 09/05/17	995,818	997,900
Bank of Tokyo-Mitsubishi, Ltd. 1.602%, 11/16/17 (e)	2,000,000	2,001,952
Cooperative Rabobank UA New York 1.555%, 10/13/17 (e)	500,000	500,576
1.558%, 10/13/17 (e)	1,000,000	1,001,357
Credit Suisse AG New York 1.432%, 10/16/17 (e)	1,000,000	1,000,214
1.466%, 10/25/17 (e)	1,500,000	1,500,089
DNB NOR Bank ASA 1.412%, 07/28/17 (e)	900,000	900,112
HSBC Bank New York 1.411%, 08/01/17 (e)	1,500,000	1,500,448
KBC Bank NV
Zero Coupon, 08/22/17	1,495,109	1,497,585
1.200%, 07/18/17	1,000,000	1,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.367%, 10/11/17 (e)	1,000,000	1,000,224
Royal Bank of Canada New York 1.555%, 10/13/17 (e)	1,000,000	1,001,011
Shizuoka Bank New York 1.220%, 07/17/17	3,000,000	3,000,012
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (e)	1,000,000	999,909
Sumitomo Mitsui Trust Bank, Ltd., New York 1.377%, 10/11/17 (e)	2,500,000	2,501,761
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (e)	900,000	900,805

		21,303,955

Commercial Paper—0.9%
Barton Capital S.A. 1.290%, 09/12/17	1,993,550	1,995,104
ING Funding LLC 1.234%, 12/07/17 (e)	2,000,000	2,000,691
LMA S.A. & LMA Americas 1.150%, 07/07/17	2,499,441	2,499,680
Sheffield Receivables Co. 1.190%, 07/28/17	1,993,786	1,998,120

		8,493,595

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Master Demand Notes—0.1%
Natixis Financial Products LLC 1.410%, 07/03/17 (e)	1,000,000	$1,000,000

Repurchase Agreements—4.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $390,084 on 07/03/17, collateralized by $406,034 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $397,850.	390,049	390,049
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $2,023,750 on 10/02/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $10,000,917 on 07/03/17, collateralized by $9,961,568 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $10,200,001.	10,000,000	10,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $5,000,500 on 07/03/17, collateralized by $5,083,667 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $5,100,015.	5,000,000	5,000,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $1,000,775 on 07/03/17, collateralized by $217 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $1,111,824.	1,000,000	1,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $2,763,324 on 09/29/17, collateralized by various Common Stock with a value of $3,025,001.	2,750,000	2,750,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $5,004,632 on 07/07/17, collateralized by $4,508,413 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $5,103,330.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $4,000,417 on 07/03/17, collateralized by $3,606,731 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $4,082,664.	4,000,000	4,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $812,958 on 10/02/17, collateralized by various Common Stock with a value of $880,000.	800,000	800,000
Natixis New York Repurchase Agreement dated 06/29/17 at 1.270% to be repurchased at $5,001,235 on 07/06/17, collateralized by $9,970,309 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $5,100,594.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $5,000,558 on 07/03/17, collateralized by $9,970,309 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $5,100,594.	5,000,000	5,000,000

		40,940,049

Time Deposits—0.5%
Australia New Zealand Bank 1.150%, 07/03/17	400,000	400,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	1,700,000	1,700,000
Standard Chartered plc 1.200%, 07/03/17	2,000,000	2,000,000

		4,100,000

Total Securities Lending Reinvestments (Cost $75,828,100)		75,837,599

Total Investments—107.4% (Cost $907,441,076) (f)		954,265,143
Other assets and liabilities (net)—(7.4)%		(66,095,354)

Net Assets—100.0%		$888,169,789

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $72,807,525 and the collateral received consisted of cash in the amount of $75,817,752. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

(c)	Non-income producing security.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	As of June 30, 2017, the aggregate cost of investments was $907,441,076. The aggregate unrealized appreciation and depreciation of investments were $49,170,909 and $(2,346,842), respectively, resulting in net unrealized appreciation of $46,824,067.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts – Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
MSCI EAFE Mini Index Futures	09/15/17	350	USD	33,245,720	$(177,720)
MSCI Emerging Markets Index Mini Futures	09/15/17	288	USD	14,643,870	(124,350)
S&P 500 Index E-Mini Futures	09/15/17	619	USD	75,213,359	(286,504)
U.S. Treasury Long Bond Futures	09/20/17	566	USD	86,359,882	627,243
U.S. Treasury Note 10 Year Futures	09/20/17	1,417	USD	178,337,726	(459,944)

Net Unrealized Depreciation					$(421,275)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$745,817,893	$—	$—	$745,817,893
Total Short-Term Investment*	—	132,609,651	—	132,609,651
Total Securities Lending Reinvestments*	—	75,837,599	—	75,837,599
Total Investments	$745,817,893	$208,447,250	$—	$954,265,143

Collateral for Securities Loaned (Liability)	$—	$(75,817,752)	$—	$(75,817,752)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$627,243	$—	$—	$627,243
Futures Contracts (Unrealized Depreciation)	(1,048,518)	—	—	(1,048,518)
Total Futures Contracts	$(421,275)	$—	$—	$(421,275)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$325,301,996
Affiliated investments at value (c)	496,353,496
Repurchase Agreement	132,609,651
Cash collateral for futures contracts	8,347,700
Receivable for:
Investments sold	5,622,211
Fund shares sold	74,856
Dividends and interest	593,823
Variation margin on futures contracts	140,505

Total Assets	969,044,238
Liabilities
Collateral for securities loaned	75,817,752
Payables for:
Investments purchased	3,591,400
Fund shares redeemed	128,157
Variation margin on futures contracts	716,906
Accrued Expenses:
Management fees	255,713
Distribution and service fees	182,378
Deferred trustees’ fees	79,645
Other expenses	102,498

Total Liabilities	80,874,449

Net Assets	$888,169,789

Net Assets Consist of:
Paid in surplus	$809,238,866
Undistributed net investment income	3,422,644
Accumulated net realized gain	29,105,487
Unrealized appreciation on investments, affiliated investments and futures contracts	46,402,792

Net Assets	$888,169,789

Net Assets
Class B	$888,169,789
Capital Shares Outstanding*
Class B	73,443,979
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.09

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $308,021,258.
(b)	Includes securities loaned at value of $72,807,525.
(c)	Identified cost of affiliated investments was $466,810,167.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$2,490,131
Dividends from affiliated investments	2,935,285
Interest	48,442
Securities lending income	795,213

Total investment income	6,269,071
Expenses
Management fees	1,896,271
Administration fees	13,436
Custodian and accounting fees	25,132
Distribution and service fees—Class B	1,053,484
Audit and tax services	15,845
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	14,904
Insurance	2,831
Miscellaneous	5,835

Total expenses	3,072,440
Less management fee waiver	(434,400)

Net expenses	2,638,040

Net Investment Income	3,631,031

Net Realized and Unrealized Gain
Net realized gain on:
Investments	5,247,479
Affiliated investments	6,550,882
Futures contracts	16,172,249
Capital gain distributions from Affiliated Underlying Portfolios	355,889

Net realized gain	28,326,499

Net change in unrealized appreciation on:
Investments	11,027,970
Affiliated investments	29,150,639
Futures contracts	1,940,438

Net change in unrealized appreciation	42,119,047

Net realized and unrealized gain	70,445,546

Net Increase in Net Assets From Operations	$74,076,577

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,631,031	$8,302,745
Net realized gain	28,326,499	4,715,083
Net change in unrealized appreciation	42,119,047	23,018,648

Increase in net assets from operations	74,076,577	36,036,476

From Distributions to Shareholders
Net investment income
Class B	(8,964,953)	(5,895,125)
Net realized capital gains
Class B	(72,298)	(1,988,717)

Total distributions	(9,037,251)	(7,883,842)

Increase in net assets from capital share transactions	5,355,104	101,191,061

Total increase in net assets	70,394,430	129,343,695

Net Assets
Beginning of period	817,775,359	688,431,664

End of period	$888,169,789	$817,775,359

Undistributed net investment income
End of period	$3,422,644	$8,756,566

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	4,046,975	$48,001,010	14,187,390	$153,790,588
Reinvestments	745,648	9,037,251	720,644	7,883,842
Redemptions	(4,425,819)	(51,683,157)	(5,492,349)	(60,483,369)

Net increase	366,804	$5,355,104	9,415,685	$101,191,061

Increase derived from capital shares transactions		$5,355,104		$101,191,061

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013(a)
Net Asset Value, Beginning of Period	$11.19		$10.81	$11.46	$10.59	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.05		0.12	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.97		0.37	(0.25)	0.80	0.76

Total from investment operations	1.02		0.49	(0.12)	0.91	0.86

Less Distributions
Distributions from net investment income	(0.12)		(0.08)	(0.09)	0.00	(0.08)
Distributions from net realized capital gains	(0.00	)(c)	(0.03)	(0.44)	(0.04)	(0.19)

Total distributions	(0.12)		(0.11)	(0.53)	(0.04)	(0.27)

Net Asset Value, End of Period	$12.09		$11.19	$10.81	$11.46	$10.59

Total Return (%) (d)	9.16	(e)	4.57	(1.25)	8.64	8.59	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (f)	0.73	(g)	0.73	0.74	0.82	1.15	(g)
Net ratio of expenses to average net assets (%) (f)(h)	0.63	(g)	0.63	0.63	0.70	0.80	(g)
Ratio of net investment income to average net assets (%) (i)	0.86	(g)	1.06	1.13	0.99	1.39	(g)
Portfolio turnover rate (%)	20	(e)	84	93	62	88	(e)
Net assets, end of period (in millions)	$888.2		$817.8	$688.4	$308.4	$143.8

(a)	Commencement of operations was April 19, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(i)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Pyramis Managed Risk Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 80% of its assets in shares of affiliated mutual funds offered by Fidelity Investments (“Underlying Portfolios”) and exchange-traded funds (“Underlying ETFs”) offered by Fidelity Investments and other sponsors and approximately 20% of its assets in derivative instruments such as stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at reported net asset value (“NAV”) per share on the valuation date. Investments in the Underlying ETFs are valued at the closing market quotation for their shares. These types of investments are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios and Underlying ETFs, please refer to the prospectuses for such Underlying Portfolios and Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For

BHFTI-11

Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios and ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $ 132,609,651, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $40,940,049, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

BHFTI-12

Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

BHFTI-13

Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$627,243	Unrealized depreciation on futures contracts (a) (b)	$459,944
Equity			Unrealized depreciation on futures contracts (a)	588,574

Total		$627,243		$1,048,518

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$4,556,988	$11,615,261	$16,172,249

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$1,557,934	$382,504	$1,940,438

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$192,795,367

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-14

Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$143,977,675	$0	$152,127,813

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement (“Management Agreement”) with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.450% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2017 were $1,896,271.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. FIAM, LLC (the “Subadvisor”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, through April 30, 2018, to waive its management fee in the same amount as any fees MetLife or its affiliates receive from the Subadvisor and its affiliates for recordkeeping and other administrative services. Amounts waived for the six months ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

BHFTI-15

Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of Affiliated Underlying Portfolios during the six months ended June 30, 2017 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
Fidelity Blue Chip Growth Fund	439,844	23,952	(40,637)	423,159
Fidelity Blue Chip Value Fund	190,141	—	—	190,141
Fidelity Conservative Income Bond Fund	3,435,105	18,129	(83,287)	3,369,947
Fidelity Contrafund	48,797	315	(23,216)	25,896
Fidelity Corporate Bond Fund	2,500,116	38,650	(309,352)	2,229,414
Fidelity Diversified International Fund	187,839	41,338	(12,719)	216,458
Fidelity Equity Dividend Income Fund	1,865,445	145,301	(950,187)	1,060,559
Fidelity Floating Rate High Income Fund	2,444,312	44,853	(646,024)	1,843,141
Fidelity Inflation Protected Bond Index Fund (formerly, Spartan Inflation Protected Bond Index Fund)	852,704	311	(640,380)	212,635
Fidelity International Small Cap Fund	740,914	—	(321,177)	419,737
Fidelity International Small Cap Opportunities Fund	328,075	488,206	(53,348)	762,933
Fidelity Japan Smaller Companies Fund	476,018	—	—	476,018
Fidelity Large Cap Stock Fund	870,242	148,221	(20,978)	997,485
Fidelity OTC Portfolio	224,425	18,973	(86,575)	156,823
Fidelity Overseas Fund	1,523,040	99,199	(13,314)	1,608,925
Fidelity Real Estate Investment Portfolio	92,927	174	(93,101)	—
Fidelity Stock Selector Large Cap Value Fund	1,055,412	58,872	(425,667)	688,617
Fidelity Total Bond Fund	10,991,201	2,474,228	—	13,465,429
Fidelity Value Discovery Fund	192,785	758,706	—	951,491

BHFTI-16

Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2017
Fidelity Blue Chip Growth Fund	$219,859	$—	$—	$34,038,938
Fidelity Blue Chip Value Fund	—	—	—	3,487,185
Fidelity Conservative Income Bond Fund	1,667	—	182,672	33,834,273
Fidelity Contrafund	413,006	32,206	781	2,958,309
Fidelity Corporate Bond Fund	75,071	—	444,699	25,794,324
Fidelity Diversified International Fund	11,687	—	—	8,381,249
Fidelity Equity Dividend Income Fund	1,820,307	—	159,466	29,568,374
Fidelity Floating Rate High Income Fund	198,194	—	435,222	17,767,884
Fidelity Inflation Protected Bond Index Fund (formerly, Spartan Inflation Protected Bond Index Fund)	142,740	—	3,063	2,073,188
Fidelity International Small Cap Fund	1,007,113	—	—	11,584,754
Fidelity International Small Cap Opportunities Fund	112,985	—	—	13,366,587
Fidelity Japan Smaller Companies Fund	—	—	—	8,054,223
Fidelity Large Cap Stock Fund	69,577	323,683	76,925	30,832,269
Fidelity OTC Portfolio	1,647,771	—	—	16,140,182
Fidelity Overseas Fund	64,480	—	—	75,458,580
Fidelity Real Estate Investment Portfolio	193,309	—	7,342	—
Fidelity Stock Selector Large Cap Value Fund	573,116	—	4,697	13,324,730
Fidelity Total Bond Fund	—	—	1,620,418	143,541,470
Fidelity Value Discovery Fund	—	—	—	26,146,977

	$6,550,882	$355,889	$2,935,285	$496,353,496

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$5,895,125	$9,562,054	$1,988,717	$10,349,516	$7,883,842	$19,911,570

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$8,822,004	$35,602	$5,099,429	$—	$13,957,035

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

BHFTI-17

Brighthouse Funds Trust I

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

11. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-18

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
64,934,499	4,006,382	4,578,063

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	67,201,699	6,317,245
Robert Boulware	67,293,472	6,225,472
Susan C. Gause	67,369,258	6,149,686
Nancy Hawthorne	67,312,123	6,206,821
Barbara A. Nugent	67,241,924	6,277,021
John Rosenthal	67,304,581	6,214,363
Linda B. Strumpf	67,012,251	6,506,693
Dawn M. Vroegop	67,195,280	6,323,665

BHFTI-19

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*

For the six months ended June 30, 2017, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 7.11%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.27%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets marched ever higher in the first quarter of 2017, extending strong performance from the fourth quarter of 2016. Better than expected business sentiment, coupled with expectations of fiscal reform and increased public spending all contributed to the equity rally. Anti-euro politicians were rejected in the Netherlands, reducing political risk in Europe. Risk appetite was also supported, boosting flows into riskier assets such as emerging markets. We saw a synchronized upswing in global economic data, a weaker U.S. dollar and rising bond yields across the board. Investors on the other hand, questioned the ability of the Trump administration to deliver its policy agenda in light of its failure to repeal the Affordable Care Act, one of the central promises of the new administration. While growth improved across much of the world, investor confidence in the U.K. deteriorated as inflation picked up sharply and wage growth slowed. Prime Minister Teresa May invoked Article 50, marking the beginning of the U.K.’s separation from the European Union and a time of increased political uncertainty. Japanese markets were modestly higher on the back of falling unemployment and evidence indicating economic expansion. The yen, on the other hand, strengthened significantly, partially due to U.S. treasury yields pausing their upwards movement and thus they held relatively unchanged at the end of the period. Investment grade bonds outperformed government bonds.

Moving into the second quarter, this period was filled with key political developments and crucial central bank decisions. Markets took a pause in early April in response to the ongoing political wrangling in the U.S. The domestic economy fared well, with unemployment falling again. The Federal Reserve (the “Fed”) also raised the Federal Funds rate by 0.25%, which was expected by investors and priced into the market. Janet Yellen, chair of the Fed, noted that inflation is likely understated and as a result, will continue to tighten monetary policy gradually. Across the Atlantic, Marine Le Pen was defeated in the French election, a crucial victory for pro-euro campaigners as Emmanuel Macron was elected as president and achieved a majority in parliament. Elsewhere in Europe, Theresa May’s choice to call elections in the U.K. weakened the stability of her government. Political uncertainty increased as the U.K. began its Brexit negotiations under a cloud of uncertainty. Despite falling unemployment and improved consumer confidence, global bonds and equities sold off at the end of June after European Central Bank (the “ECB”) indicated it may soon reduce quantitative easing given the suggested improvement in the eurozone inflation outlook. Similar to Fed chair Janet Yellen, the ECB president Mario Draghi stressed that forces weighing on eurozone inflation are temporary and likely understated. With the exception of Europe and the U.K., other major developed and emerging markets managed to hold onto their equity gains from earlier in the quarter. Emerging market equities were one of the strongest performing regions during the period, aided by weakness in the U.S. dollar and improving emerging market growth. Bonds on the other hand reacted unfavorably to the less dovish tone from central bankers as the reduction in monetary stimulus could put pressure on government bond markets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Schroders Global Multi-Asset Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio’s strategic exposure contains actively-managed Schroders equity and bond portfolios, supplemented with passive investments (e.g. Exchange Traded Funds and futures) to facilitate rapid implementation of Schroders’ thematic and tactical views in a cost-effective manner. Schroders seeks to pre-emptively manage risk in its strategic exposures through forward-looking market views, complemented by a Volatility Management Strategy aiming to cap portfolio volatility at 10% over 12-month periods. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing 10-year interest rate swaps.

The Portfolio underperformed its benchmark during the six month period ending June 30, 2017. While economic growth has remained broadly supportive, inflation has not come through as expected and market participants began to question the ability of President Trump’s administration to push through all of its reflationary policies. Therefore, while we have retained a pro-cyclical stance, portfolio activity over the period focused on taking profits and trimming back from areas that require higher levels of inflation. Generally speaking, in a low growth world, investors begin to reach for riskier stocks to generate higher returns. This leads to quality and growth stocks outperforming value stocks, which is what occurred in the first quarter of the year. Rather than holding only quality or value stocks, the Portfolio is invested in financially sound core stocks, which is a combination of quality and value. The U.S. economy and highly cyclical assets were at risk of a slowdown in the first quarter of the year and to hedge this risk, the Portfolio established a long U.S. healthcare position to capitalize on valuation opportunities in the sector. Around the same time, we have reinvested in more diversifying positions, and put cash to work in carry strategies (to benefit from interest rate differentials) as inflation expectations have receded. We believe we are in the midst of the first globally synchronized recovery since 2009/2010. The challenge is that asset valuations are significantly more expensive than they were 7 or 8 years ago. To mitigate this risk, we focused our Portfolio on undervalued assets which lagged the QE-induced rally in recent years, such as emerging market equities. Emerging market equities were beneficiaries of the weaker U.S. dollar and favorable starting valuations. The weaker U.S. dollar environment loosened relative liquidity conditions for emerging market economies supporting our bullish stance; as a result the Portfolio’s tactical overweight position in emerging market equities contributed to performance.

BHFTI-1

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*—(Continued)

We also highlighted the risk that higher bond yields posed to equity valuations with a yield of 3% on the U.S. 10-year Treasury being viewed as a critical level in the beginning of the period. From a valuation standpoint, we had identified a number of opportunities within government bonds that had arisen in part because of central bank policies, but also due to increasing economic growth uncertainty and heightened political risk. Spreads continued to tighten in February, with a number of developed market government bond yields falling globally, aiding our government bond allocation. This was a primary contributor to performance. From a currency standpoint, after years of being long U.S. dollars, we moved to an underweight position in the U.S. dollar after a number of weaker than expected macroeconomic reports. We increased the U.S. dollar underweight in the second half of the period. We increased the Portfolio’s overweight euro position during the period which aided performance as the currency strengthened after voters’ rejection of nationalist anti-EU candidates in March and April. As the period progressed, the euro was further supported in June by growing signs that the ECB could put an end to an extended era of easy money leading to expectations of higher interest rates in the Eurozone.

The headwinds to the Portfolio’s performance primarily came from its equity allocation, specifically the Portfolio’s underweight U.S. equity position. U.S. equity markets reached all-time highs in the beginning of the period as investors had reacted positively to President Trump’s proposed policy overhaul. Within fixed income, the Bloomberg Barclays U.S. Corporate Index had positive performance of the six month period which meant the Portfolio’s strategic underweight Investment Grade bond position detracted from performance. Established in 2016, the underweight Korean won position served to further diversify the Portfolio and reduce risk; unexpectedly, worries regarding slowing Chinese growth lessened, weighing on the Portfolio’s performance.

The Portfolio primarily used derivative instruments to adjust equity, fixed income, currency and interest-rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

As of June 30, 2017, the Portfolio’s allocation to Developed Equities was 59.3%, the allocation to Investment Grade bonds was 32.2% and Government debt was 3.0%. We held approximately 5.1% in Opportunistic asset classes, specifically, Emerging Market Equities, Emerging Market Debt and Real Estate. The Portfolio’s cash level was 0.3% as of the end of June. The Volatility Management Cap was not active during the six month period. The calculated volatility of the Portfolio’s positioning as of the end of the period was less than 10% per year.

Johanna Kyrklund

Philip Chandler

Michael Hodgson

Angus Sippe

Portfolio Managers

Schroders Investment Management North Americas Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	Since Inception[2]
Schroders Global Multi-Asset Portfolio
Class B	7.11	8.42	7.32	7.25
Dow Jones Moderate Index	7.27	10.35	7.87	7.28

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Equity Sectors

% of Net Assets
Financials	12.1
Information Technology	7.2
Health Care	5.9
Industrials	4.3
Consumer Discretionary	4.3

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	30.1
U.S. Treasury & Government Agencies	2.1
Municipals	0.0

BHFTI-3

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class B	Actual	0.96%	$1,000.00	$1,071.10	$4.93
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—39.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.5%
Boeing Co. (The)	1,700	$336,175
Curtiss-Wright Corp.	6,500	596,570
General Dynamics Corp.	4,800	950,880
HEICO Corp.	1,250	89,800
Huntington Ingalls Industries, Inc.	3,700	688,792
Meggitt plc	90,970	565,914
QinetiQ Group plc	70,324	247,683
Safran S.A.	9,137	838,100
United Technologies Corp.	17,800	2,173,558

		6,487,472

Air Freight & Logistics—0.1%
Cia de Distribucion Integral Logista Holdings S.A.	5,710	150,146
Expeditors International of Washington, Inc.	679	38,350
Oesterreichische Post AG	3,099	134,699
Royal Mail plc	52,811	289,901

		613,096

Airlines—0.2%
Alaska Air Group, Inc.	6,400	574,464
Dart Group plc	13,800	110,675
Delta Air Lines, Inc.	17,400	935,076
Deutsche Lufthansa AG	18,624	425,277
Southwest Airlines Co.	3,300	205,062

		2,250,554

Auto Components—0.6%
Bridgestone Corp.	33,000	1,425,012
Cie Generale des Etablissements Michelin	8,043	1,069,306
Continental AG	1,224	264,149
Cooper Tire & Rubber Co.	2,700	97,470
Delphi Automotive plc	13,900	1,218,335
Fox Factory Holding Corp. (a)	4,900	174,440
Gentex Corp. (b)	45,044	854,485
HI-LEX Corp.	1,900	48,236
Keihin Corp.	3,700	50,611
Lear Corp.	3,700	525,696
Linamar Corp.	3,000	147,872
Magna International, Inc.	10,300	477,113
NHK Spring Co., Ltd.	10,500	110,604
Nokian Renkaat Oyj	16,880	699,448
Piolax, Inc.	2,500	69,829
Toyota Boshoku Corp.	2,600	48,927
TS Tech Co., Ltd.	2,800	81,733
Xinyi Glass Holdings, Ltd. (a)	196,000	194,348

		7,557,614

Automobiles—0.3%
Honda Motor Co., Ltd.	2,000	54,646
Mazda Motor Corp.	23,200	324,688
Peugeot S.A.	14,312	285,698
Subaru Corp.	49,100	1,659,598
Suzuki Motor Corp.	16,800	798,432

		3,123,062

Banks — 3.1%
Aichi Bank, Ltd. (The)	600	33,858
Aozora Bank, Ltd.	13,000	49,578
Awa Bank, Ltd. (The)	17,000	115,839
Bank Hapoalim B.M.	86,104	580,380
Bank Leumi Le-Israel B.M.	96,600	469,106
Bank of America Corp.	103,400	2,508,484
Bank of Ireland (a)	373,673	98,849
Bank of Kyoto, Ltd. (The)	66,000	623,848
Barclays plc	598,321	1,583,346
BNP Paribas S.A.	26,611	1,935,468
BOC Hong Kong Holdings, Ltd.	142,500	683,110
Chiba Bank, Ltd. (The)	50,000	363,556
Citigroup, Inc.	52,100	3,484,448
Commerzbank AG (a)	11,959	143,226
Dah Sing Banking Group, Ltd.	20,000	42,578
First International Bank of Israel, Ltd.	7,528	136,480
Hachijuni Bank, Ltd. (The)	78,300	498,526
HSBC Holdings plc	226,340	2,100,903
Hyakugo Bank, Ltd. (The)	18,000	73,319
Industrial & Commercial Bank of China, Ltd. - Class H	290,000	195,822
Israel Discount Bank, Ltd. - Class A (a)	33,260	87,554
Iyo Bank, Ltd. (The)	51,100	423,950
Japan Post Bank Co., Ltd.	21,100	270,410
JPMorgan Chase & Co.	61,300	5,602,820
KB Financial Group, Inc.	4,550	229,105
KeyCorp	53,400	1,000,716
Lloyds Banking Group plc	1,462,003	1,261,894
Mediobanca S.p.A.	115,869	1,149,713
Mitsubishi UFJ Financial Group, Inc.	34,700	234,004
Piraeus Bank S.A. (a)	183,117	44,912
Raiffeisen Bank International AG (a)	21,766	550,859
Royal Bank of Scotland Group plc (a)	170,409	549,159
Shinsei Bank, Ltd.	464,000	811,702
Shizuoka Bank, Ltd. (The)	64,000	579,754
Societe Generale S.A.	23,883	1,298,536
SpareBank 1 SR Bank ASA	6,470	55,407
Standard Chartered plc (a)	76,537	776,341
Sumitomo Mitsui Financial Group, Inc.	36,000	1,408,347
Sydbank A/S	5,083	191,566
Wells Fargo & Co.	85,900	4,759,719
Yamanashi Chuo Bank, Ltd. (The)	7,000	29,613

		37,036,805

Beverages — 0.4%
Boston Beer Co., Inc. (The) - Class A (a) (b)	2,300	303,945
Coca-Cola Amatil, Ltd.	103,112	730,827
Coca-Cola Co. (The)	48,400	2,170,740
Dr Pepper Snapple Group, Inc.	7,000	637,770
Monster Beverage Corp. (a)	3,000	149,040
National Beverage Corp.	2,000	187,120
PepsiCo, Inc.	5,600	646,744
Royal Unibrew A/S	3,465	166,222

		4,992,408

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—1.0%
AbbVie, Inc.	40,158	$2,911,857
Abcam plc	9,019	114,424
Adverum Biotechnologies, Inc. (a)	5,057	12,642
Amgen, Inc.	22,260	3,833,840
CSL, Ltd.	5,387	572,405
Gilead Sciences, Inc.	37,000	2,618,860
United Therapeutics Corp. (a)	9,700	1,258,381

		11,322,409

Building Products—0.0%
Sekisui Jushi Corp.	3,000	55,123

Capital Markets—1.3%
Affiliated Managers Group, Inc.	3,700	613,682
Ameriprise Financial, Inc.	7,000	891,030
Artisan Partners Asset Management, Inc. - Class A	9,300	285,510
Ashmore Group plc	70,982	326,653
Azimut Holding S.p.A.	8,845	177,904
CI Financial Corp.	25,800	549,901
Close Brothers Group plc	19,923	391,817
Daiwa Securities Group, Inc.	23,000	136,663
Deutsche Bank AG	19,261	342,043
Deutsche Boerse AG	4,347	459,701
Evercore Partners, Inc. - Class A	6,700	472,350
Federated Investors, Inc. - Class B (b)	17,400	491,550
Franklin Resources, Inc.	10,600	474,774
Goldman Sachs Group, Inc. (The)	9,890	2,194,591
IG Group Holdings plc	26,630	197,154
Investec plc	110,034	822,293
Jupiter Fund Management plc	16,271	107,082
Macquarie Group, Ltd.	19,533	1,328,732
Moelis & Co. - Class A	3,400	132,090
Morgan Stanley	39,400	1,755,664
Nomura Holdings, Inc.	113,200	681,266
T. Rowe Price Group, Inc. (b)	2,568	190,571
UBS Group AG (a)	99,111	1,682,474
Waddell & Reed Financial, Inc. - Class A (b)	26,300	496,544

		15,202,039

Chemicals—1.2%
AdvanSix, Inc. (a)	200	6,248
Agrium, Inc.	4,500	407,839
Albemarle Corp.	5,900	622,686
Asahi Kasei Corp.	42,000	452,431
BASF SE	14,806	1,376,277
Celanese Corp. - Series A	8,900	844,966
Chase Corp.	256	27,315
Chemours Co. (The)	10,900	413,328
Covestro AG (144A)	21,567	1,557,366
Daicel Corp.	15,700	195,728
Eastman Chemical Co.	5,400	453,546
Fuso Chemical Co., Ltd.	10,800	350,800
Intrepid Potash, Inc. (a) (b)	27,800	62,828
Kuraray Co., Ltd.	6,900	125,360

Chemicals—(Continued)
LG Chem, Ltd.	372	94,616
Lotte Chemical Corp.	1,862	560,391
LyondellBasell Industries NV - Class A	30,400	2,565,456
NOF Corp.	58,000	739,327
Shikoku Chemicals Corp.	2,000	24,645
Shin-Etsu Chemical Co., Ltd.	7,800	708,567
Sociedad Quimica y Minera de Chile S.A. (ADR)	6,300	208,026
Sumitomo Seika Chemicals Co., Ltd.	1,300	63,937
Terra Nitrogen Co. L.P.	1,800	154,548
Toagosei Co., Ltd.	12,000	156,326
Tosoh Corp.	135,000	1,388,209
Valvoline, Inc.	25,200	597,744
Westlake Chemical Corp.	7,500	496,575
Zeon Corp.	9,000	96,128

		14,751,213

Commercial Services & Supplies—0.5%
Aggreko plc	22,934	275,171
Copart, Inc. (a)	17,600	559,504
Deluxe Corp.	14,500	1,003,690
Edenred	33,826	882,936
Intrum Justitia AB (b)	25,051	854,314
KAR Auction Services, Inc.	11,600	486,852
Loomis AB - Class B	4,739	169,806
PayPoint plc	3,945	45,450
Pilot Corp.	2,300	97,705
Pitney Bowes, Inc.	41,800	631,180
Societe BIC S.A.	1,352	160,460
Stericycle, Inc. (a)	8,700	663,984
Transcontinental, Inc. - Class A (b)	18,900	374,560
Waste Connections, Inc.	3,450	222,223

		6,427,835

Communications Equipment—0.4%
Cisco Systems, Inc.	130,800	4,094,040
Juniper Networks, Inc.	40,900	1,140,292

		5,234,332

Construction & Engineering—0.1%
Maeda Road Construction Co., Ltd.	18,000	359,407
Nichireki Co., Ltd.	2,000	23,659
Nippo Corp.	5,000	100,662
Taisei Corp.	71,000	648,823

		1,132,551

Consumer Finance—0.4%
American Express Co.	15,900	1,339,416
Capital One Financial Corp.	15,300	1,264,086
Credit Acceptance Corp. (a)	472	121,370
Discover Financial Services	19,300	1,200,267
Gentera S.A.B. de C.V.	145,559	218,474
Synchrony Financial	36,800	1,097,376

		5,240,989

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Containers & Packaging—0.2%
Bemis Co., Inc.	11,700	$541,125
Packaging Corp. of America	6,500	724,035
Sonoco Products Co.	13,001	668,511

		1,933,671

Diversified Consumer Services—0.1%
H&R Block, Inc.	24,000	741,840

Diversified Financial Services—0.2%
Banca Mediolanum S.p.A.	60,893	506,124
Berkshire Hathaway, Inc. - Class B (a)	4,100	694,417
Corp. Financiera Alba S.A.	1,850	111,791
Industrivarden AB - C Shares	15,514	372,098
Investor AB - B Shares	17,853	863,570
Voya Financial, Inc.	10,700	394,723

		2,942,723

Diversified Telecommunication Services—1.6%
AT&T, Inc.	103,611	3,909,243
BCE, Inc.	25,500	1,148,365
BT Group plc	313,423	1,203,589
Chunghwa Telecom Co., Ltd.	160,000	567,736
HKT Trust & HKT, Ltd.	588,000	772,727
Nippon Telegraph & Telephone Corp.	29,100	1,376,543
Proximus	19,626	686,579
Singapore Telecommunications, Ltd.	579,400	1,637,159
Swisscom AG	2,833	1,368,084
Telekomunikasi Indonesia Persero Tbk PT	1,760,200	595,384
Telenor ASA	79,434	1,317,407
Telstra Corp., Ltd.	529,876	1,754,569
Verizon Communications, Inc.	59,500	2,657,270
Verizon Communications, Inc. (London Listed Shares)	10,693	477,549

		19,472,204

Electric Utilities—0.4%
CK Infrastructure Holdings, Ltd.	48,000	403,007
CLP Holdings, Ltd.	126,500	1,338,465
Endesa S.A.	13,057	301,560
Enel Americas S.A. (ADR)	6,332	59,711
Enel S.p.A.	179,232	965,178
NextEra Energy, Inc.	8,700	1,219,131
Red Electrica Corp. S.A.	31,383	657,196
Transmissora Alianca de Energia Eletrica S.A.	7,100	47,235

		4,991,483

Electrical Equipment—0.5%
ABB, Ltd.	34,413	851,384
Eaton Corp. plc	21,600	1,681,128
Emerson Electric Co.	21,400	1,275,868
Hubbell, Inc.	5,900	667,703
Nissin Electric Co., Ltd.	27,500	292,117
Rockwell Automation, Inc.	5,500	890,780
Vestas Wind Systems A/S	5,768	534,424

		6,193,404

Electronic Equipment, Instruments & Components—0.1%
Flytech Technology Co., Ltd.	15,008	48,948
Ingenico Group S.A.	5,135	465,923
Keyence Corp.	1,300	572,219
Nichicon Corp.	6,900	74,276

		1,161,366

Energy Equipment & Services—0.3%
Atwood Oceanics, Inc. (a) (b)	20,200	164,630
CARBO Ceramics, Inc. (a) (b)	9,500	65,075
Diamond Offshore Drilling, Inc. (a) (b)	27,900	302,157
Ensco plc - Class A	54,700	282,252
John Wood Group plc	11,667	97,593
Noble Corp. plc (b)	86,000	311,320
Rowan Cos. plc - Class A (a) (b)	26,800	274,432
Schlumberger, Ltd.	7,900	520,136
Subsea 7 S.A.	24,256	327,009
Tecnicas Reunidas S.A.	1,606	62,261
TGS Nopec Geophysical Co. ASA	10,375	213,019
Transocean, Ltd. (a) (b)	38,000	312,740
Unit Corp. (a)	3,000	56,190

		2,988,814

Equity Real Estate Investment Trusts—0.2%
BWP Trust	41,580	95,163
Canadian Real Estate Investment Trust	2,900	102,578
Charter Hall Group	68,561	289,644
Chesapeake Lodging Trust	7,680	187,930
Mapletree Greater China Commercial Trust	110,800	87,030
Mapletree Industrial Trust	127,000	171,598
Park Hotels & Resorts, Inc.	7,400	199,504
Public Storage	1,800	375,354
Quality Care Properties, Inc. (a)	11,700	214,227
RioCan Real Estate Investment Trust	9,700	180,042
Shopping Centres Australasia Property Group	43,046	72,407

		1,975,477

Food & Staples Retailing—0.4%
Create SD Holdings Co., Ltd.	4,600	106,453
CVS Health Corp.	19,300	1,552,878
J Sainsbury plc	109,938	360,681
Lawson, Inc.	14,400	1,006,334
Metro, Inc.	7,700	253,421
North West Co., Inc. (The)	2,900	69,906
Walgreens Boots Alliance, Inc.	21,600	1,691,496

		5,041,169

Food Products—1.0%
Archer-Daniels-Midland Co.	10,600	438,628
Blue Buffalo Pet Products, Inc. (a)	23,200	529,192
Campbell Soup Co.	18,800	980,420
General Mills, Inc.	27,200	1,506,880
Ingredion, Inc.	7,000	834,470
J.M. Smucker Co. (The)	6,400	757,312
Kellogg Co.	17,800	1,236,388
Leroy Seafood Group ASA	56,758	308,243

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Marine Harvest ASA (a)	30,081	$514,874
Nestle S.A.	34,636	3,017,142
Salmar ASA	19,615	486,397
Tate & Lyle plc	74,850	645,876
WH Group, Ltd. (144A)	618,500	624,280

		11,880,102

Gas Utilities—0.1%
Gas Natural SDG S.A.	11,988	281,682
UGI Corp.	7,000	338,870

		620,552

Health Care Equipment & Supplies—0.5%
Edwards Lifesciences Corp. (a)	3,100	366,544
Hologic, Inc. (a)	16,900	766,922
IDEXX Laboratories, Inc. (a)	800	129,136
Intuitive Surgical, Inc. (a)	200	187,074
Medtronic plc	27,900	2,476,125
Stryker Corp.	3,200	444,096
Zimmer Biomet Holdings, Inc.	8,400	1,078,560

		5,448,457

Health Care Providers & Services—1.0%
Cigna Corp.	8,500	1,422,815
Express Scripts Holding Co. (a)	25,900	1,653,456
HCA Healthcare, Inc. (a)	13,600	1,185,920
Humana, Inc.	5,200	1,251,224
Laboratory Corp. of America Holdings (a)	6,800	1,048,152
McKesson Corp.	5,800	954,332
MEDNAX, Inc. (a)	14,333	865,283
Molina Healthcare, Inc. (a)	6,100	421,998
NMC Health plc	5,871	167,080
Quest Diagnostics, Inc.	5,508	612,269
Triple-S Management Corp. - Class B (a)	2,900	49,039
UnitedHealth Group, Inc.	9,900	1,835,658

		11,467,226

Health Care Technology—0.0%
AGFA-Gevaert NV (a)	26,049	126,707
Cerner Corp. (a)	5,000	332,350
M3, Inc.	3,500	96,640

		555,697

Hotels, Restaurants & Leisure—0.4%
Cracker Barrel Old Country Store, Inc. (b)	2,100	351,225
Domino’s Pizza, Inc.	1,400	296,142
Flight Centre Travel Group, Ltd.	16,389	482,818
Genting Singapore plc	170,300	134,257
Greggs plc	12,054	169,558
Kangwon Land, Inc.	6,762	206,021
McDonald’s Corp.	8,800	1,347,808
Restaurant Brands International, Inc.	8,300	519,326
Starbucks Corp.	2,800	163,268
William Hill plc	104,006	344,692
Yum! Brands, Inc.	6,600	486,816

		4,501,931

Household Durables—0.2%
Fujitsu General, Ltd.	19,900	461,785
Garmin, Ltd. (b)	12,800	653,184
JM AB	8,925	315,985
Leggett & Platt, Inc.	5,406	283,977
Man Wah Holdings, Ltd.	445,200	399,849
Persimmon plc	8,616	251,715
Token Corp.	300	36,951
Tupperware Brands Corp.	7,851	551,376

		2,954,822

Household Products—0.6%
Colgate-Palmolive Co.	1,000	74,130
Energizer Holdings, Inc.	14,800	710,696
Kimberly-Clark Corp.	12,400	1,600,964
Procter & Gamble Co. (The)	34,359	2,994,387
Reckitt Benckiser Group plc	13,827	1,402,923

		6,783,100

Independent Power and Renewable Electricity Producers—0.0%
Engie Brasil Energia S.A.	21,000	215,014
Uniper SE	15,593	293,274

		508,288

Industrial Conglomerates—0.5%
3M Co.	7,400	1,540,606
Carlisle Cos., Inc.	8,000	763,200
General Electric Co.	39,000	1,053,390
Honeywell International, Inc.	7,700	1,026,333
Hopewell Holdings, Ltd.	26,500	100,994
Siemens AG	10,981	1,509,856
Smiths Group plc	21,824	454,693

		6,449,072

Insurance—1.1%
Aegon NV	28,089	144,338
Aflac, Inc.	16,000	1,242,880
American Financial Group, Inc.	2,800	278,236
American National Insurance Co.	812	94,590
Amtrust Financial Services, Inc.	9,300	140,802
Assured Guaranty, Ltd.	10,200	425,748
Athene Holding, Ltd. - Class A (a)	7,900	391,919
AXA S.A.	38,858	1,070,896
Beazley plc	28,226	179,569
Chesnara plc	7,256	36,576
CNA Financial Corp.	2,200	107,250
Euler Hermes Group	3,671	437,234
Everest Re Group, Ltd.	3,026	770,389
FBL Financial Group, Inc. - Class A	435	26,753
First American Financial Corp.	14,800	661,412
Grupo Catalana Occidente S.A.	4,217	177,609
HCI Group, Inc. (b)	3,200	150,336
Japan Post Holdings Co., Ltd.	37,600	466,818
Legal & General Group plc	251,138	845,277
National Western Life Group, Inc. - Class A	400	127,848
NN Group NV	14,043	499,989

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Principal Financial Group, Inc.	14,665	$939,587
Sampo Oyj - A Shares	2,673	137,411
Sony Financial Holdings, Inc.	16,989	290,977
Standard Life plc	100,458	522,370
Sun Life Financial, Inc.	22,700	811,514
Swiss Re AG	14,493	1,327,723
Universal Insurance Holdings, Inc. (b)	7,759	195,527
Validus Holdings, Ltd.	17,100	888,687

		13,390,265

Internet & Direct Marketing Retail—0.5%
Amazon.com, Inc. (a)	4,000	3,872,000
boohoo.com plc (a)	54,349	164,519
PetMed Express, Inc. (b)	6,600	267,960
Priceline Group, Inc. (The) (a)	600	1,122,312
Trade Me Group, Ltd.	27,245	106,490

		5,533,281

Internet Software & Services—1.2%
Alphabet, Inc. - Class A (a)	3,800	3,532,784
Alphabet, Inc. - Class C (a)	3,960	3,598,571
carsales.com, Ltd.	39,863	352,851
eBay, Inc. (a)	53,400	1,864,728
Facebook, Inc. - Class A (a)	21,400	3,230,972
j2 Global, Inc.	8,046	684,634
Mixi, Inc.	16,400	909,588
Yahoo Japan Corp.	37,300	162,448

		14,336,576

IT Services—1.2%
Accenture plc - Class A	9,700	1,199,696
Alliance Data Systems Corp.	800	205,352
Amdocs, Ltd.	14,203	915,525
CGI Group, Inc. - Class A (a)	16,068	820,995
Cognizant Technology Solutions Corp. - Class A	20,300	1,347,920
FleetCor Technologies, Inc. (a)	800	115,368
Infosys, Ltd. (ADR) (b)	38,100	572,262
International Business Machines Corp.	23,100	3,553,473
Kanematsu Electronics, Ltd.	5,100	156,934
MasterCard, Inc. - Class A	12,200	1,481,690
Net 1 UEPS Technologies, Inc. (a)	5,600	55,216
Paychex, Inc.	8,700	495,378
PayPal Holdings, Inc. (a)	12,700	681,609
Visa, Inc. - Class A	23,800	2,231,964
Western Union Co. (The)	52,400	998,220

		14,831,602

Leisure Products—0.1%
Hasbro, Inc.	6,500	724,815
Heiwa Corp.	15,900	354,766

		1,079,581

Life Sciences Tools & Services—0.1%
Bio-Techne Corp.	5,000	587,500
Charles River Laboratories International, Inc. (a)	5,600	566,440

		1,153,940

Machinery—0.8%
Alfa Laval AB	1,975	40,468
Atlas Copco AB - A Shares	29,687	1,143,382
Barnes Group, Inc.	4,700	275,091
Crane Co.	3,700	293,706
Cummins, Inc.	9,800	1,589,756
Daiwa Industries, Ltd.	2,000	21,864
Donaldson Co., Inc.	11,600	528,264
Greenbrier Cos., Inc. (The) (b)	8,200	379,250
Harmonic Drive Systems, Inc.	4,900	170,476
Hillenbrand, Inc.	11,300	407,930
IDEX Corp. (b)	2,429	274,501
IMI plc	22,429	349,312
Ingersoll-Rand plc	7,200	658,008
JTEKT Corp.	24,100	353,806
Kitz Corp.	8,400	78,533
Kyokuto Kaihatsu Kogyo Co., Ltd.	3,000	48,318
Lincoln Electric Holdings, Inc.	5,400	497,286
Nordson Corp.	2,300	279,036
Sandvik AB	44,388	698,983
Shinmaywa Industries, Ltd.	17,000	143,746
Snap-on, Inc.	7,300	1,153,400
Takeuchi Manufacturing Co., Ltd.	21,600	397,292
Yangzijiang Shipbuilding Holdings, Ltd.	172,700	149,291

		9,931,699

Marine—0.0%
Scorpio Bulkers, Inc. (a)	12,500	88,750

Media—1.1%
AMC Networks, Inc. - Class A (a)	3,300	176,253
Comcast Corp. - Class A	16,000	622,720
Gannett Co., Inc.	19,450	169,604
Informa plc	55,454	483,617
ITV plc	464,472	1,098,508
John Wiley & Sons, Inc. - Class A	431	22,735
Mediaset Espana Comunicacion S.A.	34,052	424,263
Meredith Corp. (b)	3,900	231,855
Metropole Television S.A.	12,456	290,018
Omnicom Group, Inc. (b)	18,600	1,541,940
ProSiebenSat.1 Media SE	25,366	1,061,497
Publicis Groupe S.A.	15,536	1,163,935
RTL Group S.A. (a)	2,100	158,824
Scripps Networks Interactive, Inc. - Class A (b)	16,200	1,106,622
SES S.A.	17,020	399,115
SES S.A. (London Listed Shares)	7,137	167,310
SKY Network Television, Ltd.	27,790	70,265
Viacom, Inc. - Class B	9,900	332,343
Walt Disney Co. (The)	25,900	2,751,875
WPP plc	59,220	1,245,991

		13,519,290

Metals & Mining—0.6%
Acacia Mining plc	67,913	263,707
Alacer Gold Corp. (a)	53,400	85,651
APERAM S.A. (b)	1,936	90,425
Argonaut Gold, Inc. (a)	45,200	82,606

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Ausdrill, Ltd.	4,930	$6,951
BHP Billiton plc	59,332	908,998
BHP Billiton, Ltd.	43,449	775,011
Boliden AB	13,066	357,047
Dowa Holdings Co., Ltd.	48,000	363,204
Eldorado Gold Corp.	39,900	105,842
Goldcorp, Inc.	14,000	180,506
Highland Gold Mining, Ltd.	5,802	10,715
KGHM Polska Miedz S.A.	3,843	114,558
Kumba Iron Ore, Ltd. (a)	9,050	118,581
MACA, Ltd.	10,971	13,910
MMC Norilsk Nickel PJSC (ADR)	6,172	84,742
Nevsun Resources, Ltd.	8,300	20,033
Northern Star Resources, Ltd.	95,725	350,803
OZ Minerals, Ltd.	29,864	170,099
Perseus Mining, Ltd. (a)	275,211	61,529
Regis Resources, Ltd.	93,836	273,158
Rio Tinto plc	27,662	1,166,332
Rio Tinto, Ltd.	13,543	657,734
St. Barbara, Ltd. (a)	101,451	227,705
Tahoe Resources, Inc.	8,300	71,556
Teck Resources, Ltd. - Class B	42,100	729,803
Troy Resources, Ltd. (a)	2,277	137
Turquoise Hill Resources, Ltd. (a)	48,100	127,965
Yamana Gold, Inc.	70,300	169,678
Yamato Kogyo Co., Ltd.	3,600	92,449

		7,681,435

Multi-Utilities—0.1%
Centrica plc	308,855	805,077
Engie S.A.	28,591	434,063

		1,239,140

Multiline Retail—0.1%
Kohl’s Corp.	4,200	162,414
Lifestyle International Holdings, Ltd.	21,500	29,522
Macy’s, Inc.	7,500	174,300
Next plc	12,464	625,979
Seria Co., Ltd.	3,400	164,145

		1,156,360

Oil, Gas & Consumable Fuels—2.3%
Antero Resources Corp. (a)	20,300	438,683
Athabasca Oil Corp. (a)	111,300	86,685
Baytex Energy Corp. (a) (b)	83,800	203,555
Bill Barrett Corp. (a) (b)	19,300	59,251
Birchcliff Energy, Ltd.	32,200	151,713
Bonavista Energy Corp.	47,900	100,099
BP plc	113,067	653,195
Cairn Energy plc (a)	17,935	40,268
Cameco Corp. (b)	32,300	294,157
Cardinal Energy, Ltd.	4,610	17,135
Chevron Corp.	22,581	2,355,876
China Shenhua Energy Co., Ltd. - Class H	75,000	166,984
Crescent Point Energy Corp.	20,700	158,347

Oil, Gas & Consumable Fuels—(Continued)
Crew Energy, Inc. (a)	59,300	183,369
Enbridge Income Fund Holdings, Inc.	26,300	652,835
Exxon Mobil Corp.	59,400	4,795,362
Galp Energia SGPS S.A.	22,410	340,390
Gener8 Maritime, Inc. (a)	22,100	125,749
Gran Tierra Energy, Inc. (a)	30,813	69,021
Hess Corp.	7,700	337,799
Husky Energy, Inc. (a)	14,600	165,725
Inpex Corp.	59,200	570,935
International Seaways, Inc. (a)	12,500	270,875
Japan Petroleum Exploration Co., Ltd.	17,400	362,032
Koninklijke Vopak NV	7,130	331,003
Lukoil PJSC (ADR)	4,708	229,703
Magellan Midstream Partners L.P.	1,028	73,266
Marathon Oil Corp. (b)	54,400	644,640
Marathon Petroleum Corp.	8,300	434,339
MEG Energy Corp. (a) (b)	65,500	192,439
Murphy Oil Corp. (b)	6,100	156,343
Neste Oyj	6,169	243,354
Obsidian Energy, Ltd. (a)	82,900	104,200
OMV AG	11,141	579,179
Ophir Energy plc (a)	56,771	63,205
Pengrowth Energy Corp. (a) (b)	48,800	38,384
Polskie Gornictwo Naftowe i Gazownictwo S.A.	120,758	205,724
PTT Exploration & Production PCL (NVDR)	146,300	371,143
Renewable Energy Group, Inc. (a)	8,200	106,190
Repsol S.A.	26,698	409,581
RMP Energy, Inc. (a)	46,700	22,327
Royal Dutch Shell plc - A Shares	53,869	1,430,925
Royal Dutch Shell plc - A Shares	7,597	202,065
Royal Dutch Shell plc - B Shares	55,579	1,492,811
Scorpio Tankers, Inc.	21,600	85,752
Spectra Energy Partners L.P.	3,100	132,990
Statoil ASA	27,522	457,417
Suncor Energy, Inc.	39,900	1,165,801
Surge Energy, Inc. (b)	69,900	112,655
Tatneft PJSC (ADR)	7,655	288,842
Teekay Tankers, Ltd. - Class A	69,400	130,472
Tethys Oil AB	6,434	44,672
Total Gabon	33	5,367
Total S.A.	42,569	2,109,146
Tourmaline Oil Corp. (a)	11,100	238,640
United Tractors Tbk PT	281,500	579,893
Valero Energy Corp.	16,000	1,079,360
Whiting Petroleum Corp. (a) (b)	50,100	276,051
Woodside Petroleum, Ltd.	36,291	831,929

		27,469,848

Paper & Forest Products—0.2%
Mondi plc	31,487	826,319
Schweitzer-Mauduit International, Inc.	6,600	245,718
UPM-Kymmene Oyj	32,281	920,653
West Fraser Timber Co., Ltd.	5,200	246,126

		2,238,816

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Products—0.2%
Edgewell Personal Care Co. (a)	7,600	$577,752
Hengan International Group Co., Ltd.	28,500	210,270
Nu Skin Enterprises, Inc. - Class A	15,500	974,020
USANA Health Sciences, Inc. (a)	5,000	320,500

		2,082,542

Pharmaceuticals—3.4%
Astellas Pharma, Inc.	166,000	2,032,533
Bayer AG	19,811	2,563,227
Corcept Therapeutics, Inc. (a) (b)	15,900	187,620
Dechra Pharmaceuticals plc	7,247	160,407
GlaxoSmithKline plc	121,642	2,591,113
Indivior plc (a)	198,406	809,058
Ipsen S.A.	1,176	161,045
Johnson & Johnson	42,100	5,569,409
Kaken Pharmaceutical Co., Ltd.	11,000	600,835
Merck & Co., Inc.	51,800	3,319,862
Mylan NV (a)	37,700	1,463,514
Novartis AG	45,427	3,793,562
Novo Nordisk A/S - Class B	52,736	2,262,112
Pfizer, Inc.	142,400	4,783,216
Recordati S.p.A.	14,634	595,437
Roche Holding AG	14,722	3,759,058
Sanofi	31,436	3,021,379
Sawai Pharmaceutical Co., Ltd.	6,600	370,984
Shionogi & Co., Ltd.	11,100	619,155
Taro Pharmaceutical Industries, Ltd. (a) (b)	6,100	683,566
Teva Pharmaceutical Industries, Ltd. (ADR)	39,200	1,302,224

		40,649,316

Professional Services—0.2%
Dun & Bradstreet Corp. (The)	10,000	1,081,500
Equifax, Inc.	1,000	137,420
Nielsen Holdings plc	20,000	773,200
Seek, Ltd.	17,813	231,434

		2,223,554

Real Estate Management & Development—0.3%
Deutsche Euroshop AG	8,560	337,687
Henderson Land Development Co., Ltd.	50,436	281,345
Hongkong Land Holdings, Ltd.	54,200	398,929
Hysan Development Co., Ltd.	43,000	205,381
Sino Land Co., Ltd.	182,000	298,404
Sun Hung Kai Properties, Ltd.	32,000	470,143
Swire Pacific, Ltd. - Class A	28,500	278,348
Swire Properties, Ltd.	59,600	196,847
UOL Group, Ltd.	6,300	34,975
Wharf Holdings, Ltd. (The)	52,000	431,048
Wheelock & Co., Ltd.	20,000	150,922

		3,084,029

Road & Rail—0.5%
Central Japan Railway Co.	13,800	2,251,574
ComfortDelGro Corp., Ltd.	99,300	166,090
CSX Corp.	25,500	1,391,280

Road & Rail—(Continued)
Norfolk Southern Corp.	6,400	778,880
Union Pacific Corp.	12,200	1,328,702
Utoc Corp.	3,700	15,496

		5,932,022

Semiconductors & Semiconductor Equipment—0.9%
Analog Devices, Inc.	3,400	264,520
Broadcom, Ltd.	1,200	279,660
Intel Corp.	105,700	3,566,318
KLA-Tencor Corp.	3,100	283,681
Maxim Integrated Products, Inc.	4,000	179,600
Melexis NV (b)	3,316	272,156
NVIDIA Corp.	4,700	679,432
Phison Electronics Corp.	44,000	543,243
QUALCOMM, Inc.	55,100	3,042,622
Synaptics, Inc. (a) (b)	88	4,551
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (b)	11,800	412,528
Texas Instruments, Inc.	12,100	930,853

		10,459,164

Software—1.8%
Activision Blizzard, Inc.	5,900	339,663
Adobe Systems, Inc. (a)	6,300	891,072
CA, Inc.	48,800	1,682,136
Check Point Software Technologies, Ltd. (a)	8,200	894,456
Citrix Systems, Inc. (a)	14,500	1,153,910
COLOPL, Inc.	19,900	201,926
Dassault Systemes SE	1,182	105,930
GungHo Online Entertainment, Inc.	182,100	468,792
Intuit, Inc.	2,300	305,463
Micro Focus International plc	4,064	120,250
Microsoft Corp.	87,700	6,045,161
Nexon Co., Ltd. (a)	74,200	1,469,196
Open Text Corp.	20,303	640,809
Oracle Corp.	73,000	3,660,220
Oracle Corp. Japan	2,500	162,469
Playtech plc	79,120	979,698
SAP SE	2,359	246,561
Software AG	5,653	247,779
UBISOFT Entertainment S.A. (a)	8,313	471,980
VMware, Inc. - Class A (a) (b)	15,200	1,328,936

		21,416,407

Specialty Retail—0.7%
ABC-Mart, Inc.	4,600	271,034
Adastria Co., Ltd.	8,200	228,611
Bed Bath & Beyond, Inc.	11,800	358,720
Best Buy Co., Inc. (b)	6,700	384,111
Buckle, Inc. (The) (b)	18,905	336,509
Cato Corp. (The) - Class A	3,700	65,083
Dick’s Sporting Goods, Inc.	5,300	211,099
Dunelm Group plc	11,669	91,454
Foot Locker, Inc. (b)	3,800	187,264
GameStop Corp. - Class A (b)	3,700	79,957

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
Gap, Inc. (The) (b)	20,600	$452,994
Halfords Group plc	20,463	91,212
Hennes & Mauritz AB - B Shares	12,894	322,037
Home Depot, Inc. (The)	6,200	951,080
JD Sports Fashion plc	45,188	206,042
L Brands, Inc.	11,700	630,513
Ross Stores, Inc.	12,300	710,079
Sally Beauty Holdings, Inc. (a)	10,400	210,600
Shimamura Co., Ltd.	3,100	379,395
TJX Cos., Inc. (The)	14,400	1,039,248
Truworths International, Ltd.	48,740	266,357
Urban Outfitters, Inc. (a)	5,300	98,262
Williams-Sonoma, Inc. (b)	7,200	349,200

		7,920,861

Technology Hardware, Storage & Peripherals—1.5%
Apple, Inc.	73,700	10,614,274
Brother Industries, Ltd.	11,400	263,801
Catcher Technology Co., Ltd.	49,000	583,715
Foxconn Technology Co., Ltd.	112,000	338,032
Hewlett Packard Enterprise Co.	66,600	1,104,894
HP, Inc.	42,700	746,396
MCJ Co., Ltd.	6,100	64,324
Neopost S.A.	6,716	312,040
NetApp, Inc.	19,000	760,950
Samsung Electronics Co., Ltd.	285	591,313
Seagate Technology plc (b)	33,800	1,309,750
Western Digital Corp.	16,500	1,461,900

		18,151,389

Textiles, Apparel & Luxury Goods—0.3%
Bijou Brigitte AG	106	7,138
Burberry Group plc	13,184	285,634
Carter’s, Inc.	4,400	391,380
Fossil Group, Inc. (a) (b)	3,200	33,120
Fujibo Holdings, Inc.	2,000	56,241
Hugo Boss AG	5,253	368,704
LVMH Moet Hennessy Louis Vuitton SE	1,259	315,835
Michael Kors Holdings, Ltd. (a)	5,100	184,875
Moncler S.p.A.	8,908	208,920
Ralph Lauren Corp.	3,200	236,160
Steven Madden, Ltd. (a)	7,594	303,380
Van de Velde NV	570	30,503
VF Corp. (b)	13,100	754,560

		3,176,450

Thrifts & Mortgage Finance—0.0%
Genworth MI Canada, Inc. (b)	17,400	478,742

Tobacco—1.0%
Altria Group, Inc.	21,300	1,586,211
British American Tobacco Malaysia Bhd	9,600	97,092
British American Tobacco plc	22,003	1,498,011
Imperial Brands plc	35,574	1,599,662
Japan Tobacco, Inc.	38,100	1,339,130

Tobacco—(Continued)
KT&G Corp.	5,073	518,422
Philip Morris International, Inc.	24,100	2,830,545
Scandinavian Tobacco Group A/S (144A)	20,518	334,324
Swedish Match AB	36,326	1,280,815
Universal Corp.	8,800	569,360

		11,653,572

Trading Companies & Distributors—0.1%
Inaba Denki Sangyo Co., Ltd.	1,300	49,410
ITOCHU Corp.	51,500	766,495
Kanamoto Co., Ltd.	2,400	79,929
MonotaRO Co., Ltd.	5,100	164,646
Wakita & Co., Ltd.	5,600	65,033
WW Grainger, Inc.	3,000	541,590

		1,667,103

Transportation Infrastructure—0.2%
Abertis Infraestructuras S.A.	33,038	612,579
ASTM S.p.A.	7,020	121,717
Atlantia S.p.A.	20,238	571,547
Fraport AG Frankfurt Airport Services Worldwide	3,675	325,091
Societa Iniziative Autostradali e Servizi S.p.A.	14,279	157,768
TAV Havalimanlari Holding A/S	29,069	155,879
Westshore Terminals Investment Corp.	5,200	84,248
Zhejiang Expressway Co., Ltd. - Class H	118,000	154,168

		2,182,997

Water Utilities—0.0%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	16,700	158,984
Guangdong Investment, Ltd.	250,000	344,579

		503,563

Wireless Telecommunication Services—0.6%
China Mobile, Ltd.	27,500	291,270
KDDI Corp.	102,200	2,707,491
M1, Ltd.	6,400	10,136
NTT DoCoMo, Inc.	105,300	2,485,622
Rogers Communications, Inc. - Class B	15,700	741,537
SK Telecom Co., Ltd.	985	228,664
Vodacom Group, Ltd.	21,666	272,026

		6,736,746

Total Common Stocks (Cost $441,169,047)		472,007,940

Corporate Bonds & Notes—30.1%

Aerospace/Defense—0.7%
Lockheed Martin Corp. 4.700%, 05/15/46	2,970,000	3,337,229
Rockwell Collins, Inc. 3.500%, 03/15/27	4,850,000	4,918,079

		8,255,308

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Agriculture—0.7%
Altria Group, Inc. 3.875%, 09/16/46	1,060,000	$1,029,634
4.750%, 05/05/21	660,000	719,867
Philip Morris International, Inc. 1.375%, 02/25/19	765,000	759,989
1.625%, 02/21/19	2,115,000	2,108,357
2.625%, 03/06/23 (b)	1,306,000	1,301,825
3.250%, 11/10/24	1,330,000	1,354,003
Reynolds American, Inc. 4.000%, 06/12/22	1,070,000	1,133,834

		8,407,509

Banks—9.1%
Bank of America Corp. 3.300%, 01/11/23	1,410,000	1,437,774
3.705%, 04/24/28 (b) (c)	4,775,000	4,809,977
4.443%, 01/20/48 (c)	2,010,000	2,125,939
5.625%, 07/01/20	1,045,000	1,144,386
Bank of New York Mellon Corp. (The) 2.600%, 02/07/22	1,000,000	1,006,992
Bank of Nova Scotia (The) 2.450%, 03/22/21	2,305,000	2,315,066
Barclays Bank plc 5.140%, 10/14/20	940,000	1,006,069
10.179%, 06/12/21 (144A)	625,000	782,793
BB&T Corp. 1.816%, 06/15/20 (c)	4,615,000	4,638,075
2.450%, 01/15/20	1,500,000	1,516,757
2.750%, 04/01/22	3,150,000	3,196,535
BPCE S.A. 3.000%, 05/22/22 (144A) (b)	2,465,000	2,486,438
Capital One Financial Corp. 3.050%, 03/09/22 (b)	3,670,000	3,698,835
3.200%, 02/05/25	970,000	949,496
Capital One N.A. 2.950%, 07/23/21	860,000	866,351
Citigroup, Inc. 2.750%, 04/25/22	4,005,000	3,998,660
3.300%, 04/27/25	1,000,000	1,000,298
Cooperatieve Rabobank UA 3.875%, 02/08/22	700,000	742,621
Credit Suisse Group AG 3.574%, 01/09/23 (144A) (b)	1,410,000	1,444,878
Danske Bank A/S 2.800%, 03/10/21 (144A)	3,275,000	3,322,841
Discover Bank 3.200%, 08/09/21	1,000,000	1,018,494
Fifth Third Bank 1.883%, 09/27/19 (c)	1,540,000	1,549,032
3.850%, 03/15/26	1,435,000	1,461,024
First Republic Bank
2.375%, 06/17/19	1,215,000	1,221,560
4.625%, 02/13/47	1,945,000	1,997,966
Goldman Sachs Group, Inc. (The) 2.800%, 11/29/23 (c)	389,000	401,535

Banks—(Continued)
Goldman Sachs Group, Inc. (The)
2.875%, 02/25/21	194,000	196,080
2.959%, 02/25/21 (c)	490,000	507,907
3.000%, 04/26/22	1,080,000	1,088,298
3.625%, 01/22/23	3,440,000	3,550,486
3.750%, 05/22/25	1,000,000	1,023,991
5.250%, 07/27/21	1,460,000	1,600,233
5.750%, 01/24/22	2,000,000	2,251,748
HSBC Holdings plc 2.650%, 01/05/22	1,885,000	1,880,653
4.875%, 01/14/22	1,555,000	1,693,526
ING Bank NV 2.750%, 03/22/21 (144A)	1,070,000	1,082,761
JPMorgan Chase & Co. 2.950%, 10/01/26	5,000,000	4,825,505
2.972%, 01/15/23 (b)	1,770,000	1,791,054
M&T Bank Corp. 5.125%, 11/01/26 (c)	2,115,000	2,196,956
Morgan Stanley 2.500%, 04/21/21	510,000	509,607
2.625%, 11/17/21	4,575,000	4,568,256
3.750%, 02/25/23	1,140,000	1,185,387
3.875%, 01/27/26 (b)	1,602,000	1,649,225
5.500%, 01/26/20	755,000	814,408
PNC Bank N.A. 1.850%, 07/20/18	1,160,000	1,161,324
2.550%, 12/09/21	1,150,000	1,157,470
2.950%, 02/23/25	2,425,000	2,419,178
3.250%, 06/01/25	1,290,000	1,309,608
Regions Bank 2.250%, 09/14/18	545,000	547,213
Royal Bank of Scotland Group plc 3.875%, 09/12/23	2,415,000	2,465,978
Santander UK plc 2.042%, 08/24/18 (c)	1,500,000	1,509,569
Standard Chartered plc 1.700%, 04/17/18 (144A)	1,585,000	1,582,305
2.100%, 08/19/19 (144A)	1,585,000	1,579,174
SunTrust Banks, Inc. 2.700%, 01/27/22	1,690,000	1,693,529
U.S. Bancorp 3.150%, 04/27/27	3,875,000	3,881,463
UBS Group Funding Switzerland AG 3.000%, 04/15/21 (144A)	1,592,000	1,616,416
3.491%, 05/23/23 (144A)	961,000	983,202
4.125%, 09/24/25 (144A)	1,644,000	1,723,298
Wells Fargo & Co. 3.584%, 05/22/28 (c)	1,230,000	1,243,076
4.750%, 12/07/46	1,150,000	1,227,825

		108,657,101

Beverages—0.5%
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	4,590,000	4,726,465

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	915,000	$885,588

		5,612,053

Biotechnology—0.3%
Amgen, Inc. 2.650%, 05/11/22	310,000	311,035
3.875%, 11/15/21 (b)	955,000	1,006,618
4.500%, 03/15/20	900,000	954,506
5.750%, 03/15/40	605,000	721,434

		2,993,593

Building Materials—0.1%
Johnson Controls International plc 3.750%, 12/01/21	660,000	689,029
4.500%, 02/15/47	430,000	457,046

		1,146,075

Chemicals—0.4%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P. 2.450%, 05/01/20 (144A)	500,000	502,044
Mosaic Co. (The) 4.250%, 11/15/23 (b)	900,000	947,012
Sherwin-Williams Co. (The) 3.450%, 06/01/27	3,495,000	3,518,085

		4,967,141

Commercial Services—0.1%
Moody’s Corp. 2.750%, 12/15/21	1,240,000	1,250,408
S&P Global, Inc. 2.500%, 08/15/18	465,000	468,244

		1,718,652

Computers—0.4%
DXC Technology Co. 4.750%, 04/15/27 (144A)	1,770,000	1,845,551
Hewlett Packard Enterprise Co. 3.600%, 10/15/20	1,235,000	1,273,407
International Business Machines Corp. 7.625%, 10/15/18	1,785,000	1,918,004

		5,036,962

Diversified Financial Services—0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.500%, 05/26/22	1,490,000	1,529,101
Capital One Bank USA N.A. 3.375%, 02/15/23	1,225,000	1,235,459
Discover Financial Services 4.100%, 02/09/27 (b)	2,430,000	2,434,199

Diversified Financial Services —(Continued)
HSBC Finance Corp. 6.676%, 01/15/21	1,220,000	1,374,896

		6,573,655

Electric—1.0%
Berkshire Hathaway Energy Co. 6.500%, 09/15/37	345,000	463,253
Duke Energy Carolinas LLC 4.300%, 06/15/20	540,000	575,902
Duke Energy Florida LLC 6.400%, 06/15/38	1,925,000	2,630,066
Duke Energy Ohio, Inc. 3.700%, 06/15/46	660,000	646,974
Electricite de France S.A. 6.500%, 01/26/19 (144A)	180,000	192,316
Georgia Power Co. 3.250%, 03/30/27	1,000,000	996,951
4.300%, 03/15/42	1,107,000	1,135,244
Great Plains Energy, Inc. 3.900%, 04/01/27	1,090,000	1,102,671
4.850%, 04/01/47	940,000	967,251
PPL Electric Utilities Corp. 4.750%, 07/15/43	625,000	713,166
Public Service Co. of Colorado 4.750%, 08/15/41	1,065,000	1,194,927
Southern California Edison Co. 4.500%, 09/01/40	1,025,000	1,136,593
5.500%, 03/15/40	335,000	418,142

		12,173,456

Electronics—0.2%
Amphenol Corp. 3.200%, 04/01/24	1,001,000	1,011,199
Fortive Corp. 2.350%, 06/15/21	870,000	864,968
Keysight Technologies, Inc. 4.600%, 04/06/27	990,000	1,039,966

		2,916,133

Environmental Control—0.0%
Republic Services, Inc. 5.250%, 11/15/21	415,000	461,478

Food—0.8%
Kroger Co. (The) 2.600%, 02/01/21	1,404,000	1,404,052
5.000%, 04/15/42	260,000	266,747
Mondelez International Holdings Netherlands B.V. 1.625%, 10/28/19 (144A)	3,315,000	3,283,856
Smithfield Foods, Inc. 2.700%, 01/31/20 (144A)	1,855,000	1,864,780
Tyson Foods, Inc. 3.550%, 06/02/27	2,170,000	2,195,315

		9,014,750

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Forest Products & Paper—0.1%
International Paper Co. 4.400%, 08/15/47	470,000	$473,057
4.800%, 06/15/44	135,000	144,101
5.150%, 05/15/46	785,000	874,878

		1,492,036

Gas—0.0%
Nisource Finance Corp. 4.800%, 02/15/44	230,000	249,152

Healthcare-Products—0.9%
Abbott Laboratories 4.750%, 11/30/36	3,180,000	3,461,309
Becton Dickinson and Co. 3.363%, 06/06/24	3,890,000	3,898,893
Boston Scientific Corp. 2.650%, 10/01/18	940,000	948,630
Medtronic, Inc. 4.625%, 03/15/45	2,071,000	2,330,776

		10,639,608

Healthcare-Services—0.3%
Humana, Inc. 3.950%, 03/15/27	1,215,000	1,266,220
UnitedHealth Group, Inc. 1.700%, 02/15/19	2,435,000	2,433,356

		3,699,576

Household Products/Wares—0.8%
Reckitt Benckiser Treasury Services plc 2.750%, 06/26/24 (144A)	9,595,000	9,513,586

Housewares—0.4%
Newell Brands, Inc. 3.850%, 04/01/23	4,991,000	5,240,246

Insurance—1.4%
Aflac, Inc. 4.000%, 10/15/46	930,000	916,333
American International Group, Inc. 3.300%, 03/01/21	1,086,000	1,117,312
3.900%, 04/01/26	1,000,000	1,023,025
6.400%, 12/15/20	1,150,000	1,301,337
Arch Capital Finance LLC 5.031%, 12/15/46	1,280,000	1,423,032
Berkshire Hathaway Finance Corp. 4.400%, 05/15/42	425,000	462,864
Hartford Financial Services Group, Inc. (The) 6.625%, 03/30/40	945,000	1,276,574
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (144A)	120,000	130,418
Manulife Financial Corp. 4.061%, 02/24/32 (c)	970,000	978,648
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21	720,000	782,760

Insurance—(Continued)
Metropolitan Life Global Funding I 2.650%, 04/08/22 (144A)	1,455,000	1,459,652
Prudential Financial, Inc. 5.100%, 08/15/43	3,760,000	4,364,044
5.800%, 11/16/41	1,105,000	1,375,766
Swiss Re Treasury U.S. Corp. 4.250%, 12/06/42 (144A)	415,000	426,706

		17,038,471

Machinery-Diversified—0.1%
Roper Technologies, Inc. 2.800%, 12/15/21	705,000	711,002

Media—0.5%
CBS Corp. 2.500%, 02/15/23	2,738,000	2,711,718
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 6.484%, 10/23/45	985,000	1,182,210
Viacom, Inc. 3.450%, 10/04/26	665,000	640,668
4.850%, 12/15/34	690,000	685,759
6.250%, 02/28/57 (b) (c)	517,000	537,680

		5,758,035

Mining—0.5%
Barrick North America Finance LLC 5.750%, 05/01/43	330,000	399,963
BHP Billiton Finance USA, Ltd. 3.850%, 09/30/23	580,000	617,265
5.000%, 09/30/43	585,000	676,956
Glencore Funding LLC 4.125%, 05/30/23 (144A)	3,680,000	3,776,011

		5,470,195

Miscellaneous Manufacturing—0.4%
Hexcel Corp. 3.950%, 02/15/27	1,382,000	1,415,197
Siemens Financieringsmaatschappij NV 2.700%, 03/16/22 (144A) (b)	3,090,000	3,130,173

		4,545,370

Multi-National—0.1%
FMS Wertmanagement AoeR 1.625%, 11/20/18	1,215,000	1,217,106

Oil & Gas—2.4%
Anadarko Petroleum Corp. 3.450%, 07/15/24	1,000,000	976,825
4.850%, 03/15/21 (b)	485,000	517,660
5.550%, 03/15/26 (b)	2,014,000	2,250,655
Canadian Natural Resources, Ltd. 3.850%, 06/01/27	1,380,000	1,368,819

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Cenovus Energy, Inc. 4.250%, 04/15/27 (144A) (b)	4,055,000	$3,862,902
Continental Resources, Inc. 5.000%, 09/15/22	1,250,000	1,226,562
Devon Energy Corp. 3.250%, 05/15/22 (b)	2,510,000	2,494,546
EQT Corp. 4.875%, 11/15/21	1,000,000	1,066,535
Hess Corp. 4.300%, 04/01/27 (b)	687,000	671,051
Marathon Petroleum Corp. 5.125%, 03/01/21	830,000	899,676
Nabors Industries, Inc. 5.000%, 09/15/20	370,000	369,075
5.500%, 01/15/23 (144A) (b)	905,000	857,488
Noble Energy, Inc. 4.150%, 12/15/21	1,255,000	1,322,375
5.050%, 11/15/44	1,030,000	1,057,830
6.000%, 03/01/41	350,000	391,646
Phillips 66 1.786%, 04/15/19 (144A) (c)	565,000	566,311
4.300%, 04/01/22	525,000	562,560
Shell International Finance B.V. 4.000%, 05/10/46	3,959,000	3,909,176
Statoil ASA 3.700%, 03/01/24	1,920,000	2,016,797
Valero Energy Corp. 3.400%, 09/15/26	155,000	151,627
6.625%, 06/15/37	905,000	1,117,765
9.375%, 03/15/19	343,000	383,840

		28,041,721

Pharmaceuticals—0.9%
AbbVie, Inc. 2.900%, 11/06/22	440,000	444,139
Allergan Funding SCS 3.800%, 03/15/25	1,430,000	1,479,119
AmerisourceBergen Corp. 4.250%, 03/01/45 (b)	560,000	567,152
Cardinal Health, Inc. 3.079%, 06/15/24	1,435,000	1,438,461
EMD Finance LLC 2.400%, 03/19/20 (144A)	1,935,000	1,947,347
2.950%, 03/19/22 (144A)	1,168,000	1,188,737
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	3,255,000	3,217,044

		10,281,999

Pipelines—1.6%
Enbridge, Inc. 6.000%, 01/15/77 (c)	3,045,000	3,197,250
Energy Transfer L.P. 4.050%, 03/15/25	682,000	684,738
4.150%, 10/01/20	1,575,000	1,635,804
5.150%, 02/01/43	1,200,000	1,138,913

Pipelines—(Continued)
Fermaca Enterprises S de RL de C.V. 6.375%, 03/30/38 (144A)	452,167	482,123
ONEOK Partners L.P. 3.375%, 10/01/22	1,379,000	1,391,623
6.125%, 02/01/41	550,000	627,219
8.625%, 03/01/19	145,000	159,505
Plains All American Pipeline L.P. / PAA Finance Corp. 3.650%, 06/01/22	914,000	932,425
4.300%, 01/31/43	305,000	260,970
4.900%, 02/15/45	2,020,000	1,877,675
Sabine Pass Liquefaction LLC 4.200%, 03/15/28 (144A)	2,725,000	2,753,100
Williams Partners L.P. 3.350%, 08/15/22	420,000	422,254
4.000%, 09/15/25 (b)	2,605,000	2,652,948
5.400%, 03/04/44	555,000	586,193

		18,802,740

Real Estate—0.0%
American Campus Communities Operating Partnership L.P. 3.750%, 04/15/23	444,000	456,807

Real Estate Investment Trusts—1.5%
Alexandria Real Estate Equities, Inc. 3.900%, 06/15/23	410,000	423,615
4.500%, 07/30/29	540,000	572,404
American Tower Corp. 3.375%, 10/15/26 (b)	6,435,000	6,295,946
AvalonBay Communities, Inc. 3.350%, 05/15/27	1,330,000	1,334,037
CBL & Associates L.P. 4.600%, 10/15/24 (b)	825,000	759,346
Crown Castle International Corp. 5.250%, 01/15/23	2,555,000	2,838,194
Digital Realty Trust L.P. 3.400%, 10/01/20	705,000	723,059
3.625%, 10/01/22	295,000	302,449
3.950%, 07/01/22	945,000	990,581
ERP Operating L.P. 4.625%, 12/15/21	562,000	607,270
Ventas Realty L.P. 3.125%, 06/15/23	1,865,000	1,853,933
3.500%, 02/01/25	1,740,000	1,728,723

		18,429,557

Retail—1.1%
CVS Health Corp. 3.875%, 07/20/25	4,075,000	4,236,965
Darden Restaurants, Inc. 3.850%, 05/01/27	2,535,000	2,575,664
Home Depot, Inc. (The) 4.250%, 04/01/46	350,000	375,506
4.400%, 04/01/21	700,000	754,468
5.950%, 04/01/41	990,000	1,308,936

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
McDonald’s Corp. 3.500%, 07/15/20	466,000	$485,189
4.875%, 12/09/45	2,034,000	2,267,635
Wal-Mart Stores, Inc. 3.625%, 07/08/20	1,480,000	1,556,811

		13,561,174

Semiconductors—0.5%
Analog Devices, Inc. 3.125%, 12/05/23	2,355,000	2,380,123
QUALCOMM, Inc. 2.600%, 01/30/23	3,148,000	3,136,516

		5,516,639

Software—0.4%
Fidelity National Information Services, Inc. 2.250%, 08/15/21	1,055,000	1,043,646
Microsoft Corp. 2.875%, 02/06/24	1,535,000	1,559,970
3.300%, 02/06/27	795,000	818,906
4.100%, 02/06/37 (b)	1,505,000	1,621,069

		5,043,591

Telecommunications—1.0%
AT&T, Inc. 4.250%, 03/01/27	442,000	457,007
5.150%, 03/15/42	1,915,000	1,955,585
Deutsche Telekom International Finance B.V. 1.717%, 09/19/19 (144A) (c)	3,855,000	3,856,766
Telefonica Emisiones S.A.U. 5.213%, 03/08/47	2,390,000	2,580,559
Verizon Communications, Inc. 4.272%, 01/15/36	3,185,000	3,074,022

		11,923,939

Textiles—0.1%
Cintas Corp. No. 2 2.900%, 04/01/22	1,380,000	1,401,571

Transportation—0.2%
Kansas City Southern de Mexico S.A. de C.V. 3.000%, 05/15/23	470,000	471,577
Norfolk Southern Corp. 3.150%, 06/01/27	1,000,000	996,503
Union Pacific Corp. 3.646%, 02/15/24	360,000	380,698
3.799%, 10/01/51	835,000	817,635

		2,666,413

Total Corporate Bonds & Notes (Cost $353,575,860)		359,634,400

Mutual Funds—5.9%
Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—5.9%
BB Biotech AG (b)	3,416	209,952
iShares Core S&P 500 ETF (b)	92,287	22,463,579
iShares J.P. Morgan USD Emerging Markets Bond ETF	208,417	23,834,568
Vanguard REIT ETF	283,484	23,594,373

Total Mutual Funds (Cost $64,481,575)		70,102,472

U.S. Treasury & Government Agencies—2.1%

U.S. Treasury—2.1%
U.S. Treasury Bonds 2.500%, 02/15/46	1,700,000	1,582,328
2.500%, 05/15/46	6,200,000	5,768,182
2.875%, 11/15/46	2,076,100	2,087,535
3.000%, 02/15/47	5,937,000	6,124,383
U.S. Treasury Inflation Indexed Notes 0.625%, 01/15/24 (d)	370,129	375,402
U.S. Treasury Notes 1.125%, 09/30/21	1,075,000	1,045,689
1.500%, 06/15/20	2,185,000	2,181,928
1.625%, 02/15/26	1,895,000	1,800,991
1.875%, 02/28/22	787,900	788,854
2.000%, 11/15/26	1,330,000	1,296,854
2.125%, 11/30/23	1,630,000	1,635,539

Total U.S. Treasury & Government Agencies (Cost $25,305,041)		24,687,685

Municipals—0.0%
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33 (Cost $514,274)	550,000	514,866

Preferred Stock—0.0%

Automobiles—0.0%
Porsche Automobil Holding SE (Cost $155,545)	2,980	167,434

Rights—0.0%

Oil, Gas & Consumable Fuels—0.0%
Repsol S.A. (a) (Cost $12,733)	26,698	12,197

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Short-Term Investment—20.0%

Security Description	Principal Amount*	Value

Repurchase Agreement—20.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $238,429,254 on 07/03/17, collateralized by $240,175,000 U.S. Government Agency Obligations with rates ranging from 0.000% - 5.355%, maturity dates ranging from 11/03/17 - 11/28/17, with a value of $243,202,819.	238,426,870	$238,426,870

Total Short-Term Investments (Cost $238,426,870)		238,426,870

Securities Lending Reinvestments (e)—5.6%

Certificates of Deposit—2.4%
Bank of Montreal Chicago 1.276%, 09/06/17 (c)	1,500,000	1,500,276
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	807,405	800,888
1.602%, 11/16/17 (c)	2,000,000	2,001,952
BNP Paribas New York 1.524%, 08/04/17 (c)	1,250,000	1,250,149
Canadian Imperial Bank 1.630%, 10/27/17 (c)	500,000	500,563
Credit Suisse AG New York 1.466%, 10/25/17 (c)	1,500,000	1,500,089
DG Bank New York 1.140%, 07/03/17	1,000,000	999,990
KBC Bank NV 1.220%, 07/27/17	2,000,000	2,000,000
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	1,000,000	999,990
Mizuho Bank, Ltd., New York 1.610%, 08/02/17 (c)	2,000,000	2,000,610
National Australia Bank London 1.480%, 11/09/17 (c)	3,000,000	3,002,430
Norinchukin Bank New York 1.687%, 07/12/17 (c)	3,000,000	3,000,363
Royal Bank of Canada New York 1.532%, 03/20/18 (c)	3,000,000	3,002,160
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17 (c)	600,000	600,233
Sumitomo Mitsui Trust Bank, Ltd., New York 1.342%, 11/16/17 (c)	1,000,000	999,937
1.552%, 08/16/17 (c)	1,000,000	1,000,301
Toronto Dominion Bank New York 1.467%, 03/13/18 (c)	400,000	400,297
1.475%, 01/10/18 (c)	2,000,000	2,003,325
UBS, Stamford 1.722%, 07/31/17 (c)	1,101,124	1,100,628

		28,664,181

Commercial Paper—0.5%
Commonwealth Bank Australia 1.391%, 03/01/18 (c)	2,000,000	2,001,558
Erste Abwicklungsanstalt 1.379%, 07/18/17 (c)	3,100,000	3,100,180
ING Funding LLC 1.277%, 11/13/17 (c)	500,000	499,964

		5,601,702

Repurchase Agreements—2.1%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $372,125 on 07/03/17, collateralized by $387,341 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $379,533.	372,091	372,091
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $50,594 on 10/02/17, collateralized by various Common Stock with a value of $55,000.	50,000	50,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $9,000,825 on 07/03/17, collateralized by $8,965,411 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $9,180,001.	9,000,000	9,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $7,000,700 on 07/03/17, collateralized by $7,117,133 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $7,140,021.	7,000,000	7,000,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $1,000,775 on 07/03/17, collateralized by $217 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $1,111,824.	1,000,000	1,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $3,768,169 on 09/29/17, collateralized by various Common Stock with a value of $4,125,001.	3,750,000	3,750,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $1,000,104 on 07/03/17, collateralized by $901,683 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $1,020,666.	1,000,000	1,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $304,859 on 10/02/17, collateralized by various Common Stock with a value of $330,000.	300,000	$300,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,007,648 on 10/02/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $1,000,098 on 07/03/17, collateralized by $1,501,763 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $1,020,000.	1,000,000	1,000,000

		24,472,091

Time Deposits—0.6%
ABN AMRO Bank NV 1.180%, 07/07/17	500,000	500,000
Australia New Zealand Bank 1.060%, 07/03/17	1,000,000	1,000,000
1.150%, 07/03/17	200,000	200,000
Credit Industriel et Commercial 1.100%, 07/03/17	2,000,000	2,000,000
DZ Bank AG New York 1.060%, 07/03/17	100,000	100,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	700,000	700,000
Standard Chartered plc 1.200%, 07/03/17	3,000,000	3,000,000

		7,500,000

Total Securities Lending Reinvestments (Cost $66,222,494)		66,237,974

Total Investments—103.2% (Cost $1,189,863,439) (f)		1,231,791,838
Other assets and liabilities (net)—(3.2)%		(38,100,461)

Net Assets—100.0%		$1,193,691,377

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $64,189,820 and the collateral received consisted of cash in the amount of $66,230,620. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Principal amount of security is adjusted for inflation.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(f)	As of June 30, 2017, the aggregate cost of investments was $1,189,863,439. The aggregate unrealized appreciation and depreciation of investments were $58,365,122 and $(16,436,723), respectively, resulting in net unrealized appreciation of $41,928,399.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $60,759,943, which is 5.1% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ETF)—	Exchange-Traded Fund
(NVDR)—	Non-Voting Depository Receipts

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	13,614,000	UBS AG	07/25/17	USD	10,338,131	$122,865
CAD	18,622,000	UBS AG	07/25/17	USD	14,084,358	281,021
CHF	8,949,000	UBS AG	07/25/17	USD	9,215,038	129,175
EUR	55,998,000	JPMorgan Chase Bank N.A.	07/25/17	USD	62,706,857	1,316,729
GBP	98,300	JPMorgan Chase Bank N.A.	07/25/17	USD	125,790	2,323
GBP	22,135,000	JPMorgan Chase Bank N.A.	07/25/17	USD	28,273,706	574,384
JPY	1,093,520,000	UBS AG	07/25/17	USD	9,834,282	(103,768)
MYR	102,970,000	Morgan Stanley & Co. International	07/25/17	USD	23,996,737	(29,017)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
KRW	13,638,000,000	UBS AG	07/25/17	USD	11,934,891	$11,843
ZAR	8,620,500	JPMorgan Chase Bank N.A.	07/25/17	USD	665,339	8,649

Cross Currency Contracts to Buy
CAD	32,346,000	UBS AG	07/25/17	AUD	32,212,191	200,499

Net Unrealized Appreciation						$2,514,703

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Futures	09/15/17	1,531	EUR	54,397,301	$(2,134,325)
FTSE 100 Index Futures	09/15/17	128	GBP	9,532,947	(341,954)
Nikkei 225 Index Futures	09/07/17	1,816	JPY	3,627,215,014	74,834
S&P 500 Index E-Mini Futures	09/15/17	473	USD	57,458,358	(204,073)
S&P 500 Index E-Mini Health Care Futures	09/15/17	467	USD	36,163,190	1,033,361
S&P TSX 60 Index Futures	09/14/17	84	CAD	15,110,059	(132,248)
SPI 200 Index Futures	09/21/17	107	AUD	15,020,462	69,645
U.S. Treasury Long Bond Futures	09/20/17	111	USD	16,924,985	134,327
U.S. Treasury Note 10 Year Futures	09/20/17	1,424	USD	179,292,486	(535,986)
U.S. Treasury Note 2 Year Futures	09/29/17	148	USD	32,013,871	(29,683)
U.S. Treasury Ultra Long Bond Futures	09/20/17	3	USD	488,279	9,346

Futures Contracts—Short
Canada Government Bond 10 Year Futures	09/20/17	(616)	CAD	(88,991,518)	1,860,517
Euro-Bund Futures	09/07/17	(410)	EUR	(67,530,682)	1,329,441
U.S. Treasury Note 10 Year Futures	09/20/17	(188)	USD	(23,760,473)	160,598
U.S. Treasury Note 5 Year Futures	09/29/17	(353)	USD	(41,680,878)	84,792

Net Unrealized Appreciation					$1,378,592

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	2.015%	07/23/25	USD	324,000,000	$7,931,549
Pay	3M LIBOR	2.133%	01/23/27	USD	324,000,000	(844,474)
Pay	3M LIBOR	2.165%	01/23/27	USD	20,000,000	(128,936)
Pay	3M LIBOR	2.443%	07/23/26	USD	324,000,000	(326,430)
Pay	3M LIBOR	2.740%	07/23/27	USD	344,000,000	27,142
Pay	3M LIBOR	2.931%	01/26/26	USD	324,000,000	316,937

Net Unrealized Appreciation						$6,975,788

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MYR)—	Malaysian Ringgit
(USD)—	United States Dollar
(ZAR)—	South African Rand
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$6,487,472	$—	$—	$6,487,472
Air Freight & Logistics	613,096	—	—	613,096
Airlines	2,250,554	—	—	2,250,554
Auto Components	5,063,296	2,494,318	—	7,557,614
Automobiles	2,782,718	340,344	—	3,123,062
Banks	27,457,762	9,579,043	—	37,036,805
Beverages	4,992,408	—	—	4,992,408
Biotechnology	10,750,004	572,405	—	11,322,409
Building Products	55,123	—	—	55,123
Capital Markets	13,055,378	2,146,661	—	15,202,039
Chemicals	14,656,597	94,616	—	14,751,213
Commercial Services & Supplies	6,427,835	—	—	6,427,835
Communications Equipment	5,234,332	—	—	5,234,332
Construction & Engineering	1,132,551	—	—	1,132,551
Consumer Finance	5,240,989	—	—	5,240,989
Containers & Packaging	1,933,671	—	—	1,933,671
Diversified Consumer Services	741,840	—	—	741,840
Diversified Financial Services	2,942,723	—	—	2,942,723
Diversified Telecommunication Services	17,587,061	1,885,143	—	19,472,204
Electric Utilities	4,991,483	—	—	4,991,483
Electrical Equipment	5,342,020	851,384	—	6,193,404
Electronic Equipment, Instruments & Components	1,161,366	—	—	1,161,366
Energy Equipment & Services	2,988,814	—	—	2,988,814
Equity Real Estate Investment Trusts	1,975,477	—	—	1,975,477
Food & Staples Retailing	5,041,169	—	—	5,041,169
Food Products	8,862,960	3,017,142	—	11,880,102
Gas Utilities	620,552	—	—	620,552
Health Care Equipment & Supplies	5,448,457	—	—	5,448,457
Health Care Providers & Services	11,467,226	—	—	11,467,226
Health Care Technology	555,697	—	—	555,697
Hotels, Restaurants & Leisure	4,501,931	—	—	4,501,931
Household Durables	2,303,258	651,564	—	2,954,822
Household Products	5,380,177	1,402,923	—	6,783,100
Independent Power and Renewable Electricity Producers	508,288	—	—	508,288
Industrial Conglomerates	4,939,216	1,509,856	—	6,449,072
Insurance	12,319,369	1,070,896	—	13,390,265

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet & Direct Marketing Retail	$5,533,281	$—	$—	$5,533,281
Internet Software & Services	14,336,576	—	—	14,336,576
IT Services	14,831,602	—	—	14,831,602
Leisure Products	1,079,581	—	—	1,079,581
Life Sciences Tools & Services	1,153,940	—	—	1,153,940
Machinery	9,931,699	—	—	9,931,699
Marine	88,750	—	—	88,750
Media	10,685,101	2,834,189	—	13,519,290
Metals & Mining	4,716,536	2,964,899	—	7,681,435
Multi-Utilities	805,077	434,063	—	1,239,140
Multiline Retail	530,381	625,979	—	1,156,360
Oil, Gas & Consumable Fuels	21,683,795	5,786,053	—	27,469,848
Paper & Forest Products	1,318,163	920,653	—	2,238,816
Personal Products	2,082,542	—	—	2,082,542
Pharmaceuticals	22,888,444	17,760,872	—	40,649,316
Professional Services	2,223,554	—	—	2,223,554
Real Estate Management & Development	836,132	2,247,897	—	3,084,029
Road & Rail	5,932,022	—	—	5,932,022
Semiconductors & Semiconductor Equipment	10,459,164	—	—	10,459,164
Software	20,697,866	718,541	—	21,416,407
Specialty Retail	7,920,861	—	—	7,920,861
Technology Hardware, Storage & Peripherals	17,248,036	903,353	—	18,151,389
Textiles, Apparel & Luxury Goods	2,860,615	315,835	—	3,176,450
Thrifts & Mortgage Finance	478,742	—	—	478,742
Tobacco	7,940,385	3,713,187	—	11,653,572
Trading Companies & Distributors	1,667,103	—	—	1,667,103
Transportation Infrastructure	2,182,997	—	—	2,182,997
Water Utilities	503,563	—	—	503,563
Wireless Telecommunication Services	4,029,255	2,707,491	—	6,736,746
Total Common Stocks	404,458,633	67,549,307	—	472,007,940
Total Corporate Bonds & Notes*	—	359,634,400	—	359,634,400
Total Mutual Funds*	70,102,472	—	—	70,102,472
Total U.S. Treasury & Government Agencies*	—	24,687,685	—	24,687,685
Total Municipals	—	514,866	—	514,866
Total Preferred Stock*	167,434	—	—	167,434
Total Rights*	12,197	—	—	12,197
Total Short-Term Investment*	—	238,426,870	—	238,426,870
Total Securities Lending Reinvestments*	—	66,237,974	—	66,237,974
Total Investments	$474,740,736	$757,051,102	$—	$1,231,791,838

Collateral for Securities Loaned (Liability)	$—	$(66,230,620)	$—	$(66,230,620)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,647,488	$—	$2,647,488
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(132,785)	—	(132,785)
Total Forward Contracts	$—	$2,514,703	$—	$2,514,703
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,756,861	$—	$—	$4,756,861
Futures Contracts (Unrealized Depreciation)	(3,378,269)	—	—	(3,378,269)
Total Futures Contracts	$1,378,592	$—	$—	$1,378,592
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$8,275,628	$—	$8,275,628
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,299,840)	—	(1,299,840)
Total Centrally Cleared Swap Contracts	$—	$6,975,788	$—	$6,975,788

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$993,364,968
Repurchase Agreement	238,426,870
Cash	155,784
Cash denominated in foreign currencies (c)	2,346,649
Cash collateral (d)	31,835,055
Unrealized appreciation on forward foreign currency exchange contracts	2,647,488
Receivable for:
Investments sold	4,085,878
Fund shares sold	113,159
Dividends and interest	4,447,537

Total Assets	1,277,423,388
Liabilities
Cash collateral for centrally cleared swap contracts	307,258
Unrealized depreciation on forward foreign currency exchange contracts	132,785
Collateral for securities loaned	66,230,620
Payables for:
Investments purchased	13,355,454
Fund shares redeemed	175,038
Variation margin on futures contracts	1,140,932
Variation margin on centrally cleared swap contracts	860,364
Accrued Expenses:
Management fees	629,464
Distribution and service fees	246,525
Deferred trustees’ fees	90,943
Other expenses	562,628

Total Liabilities	83,732,011

Net Assets	$1,193,691,377

Net Assets Consist of:
Paid in surplus	$1,083,532,627
Undistributed net investment income	9,533,468
Accumulated net realized gain	47,530,483
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	53,094,799

Net Assets	$1,193,691,377

Net Assets
Class B	$1,193,691,377
Capital Shares Outstanding*
Class B	98,924,491
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $951,436,569.
(b)	Includes securities loaned at value of $64,189,820.
(c)	Identified cost of cash denominated in foreign currencies was $2,334,861.
(d)	Includes collateral of $14,160,505 for futures contracts, and $17,674,550 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$5,528,230
Interest	6,337,788
Securities lending income	232,093

Total investment income	12,098,111
Expenses
Management fees	3,720,271
Administration fees	41,913
Custodian and accounting fees	203,864
Distribution and service fees—Class B	1,456,119
Audit and tax services	43,020
Legal	20,012
Trustees’ fees and expenses	26,454
Shareholder reporting	30,931
Insurance	3,977
Miscellaneous	27,244

Total expenses	5,573,805

Net Investment Income	6,524,306

Net Realized and Unrealized Gain
Net realized gain on:
Investments (b)	20,541,395
Futures contracts	33,458,464
Swap contracts	698,097
Foreign currency transactions	2,277,724

Net realized gain	56,975,680

Net change in unrealized appreciation (depreciation) on:
Investments	13,123,761
Futures contracts	(4,799,876)
Swap contracts	2,748,566
Foreign currency transactions	5,274,377

Net change in unrealized appreciation	16,346,828

Net realized and unrealized gain	73,322,508

Net Increase in Net Assets From Operations	$79,846,814

(a)	Net of foreign withholding taxes of $336,175.
(b)	Net of foreign capital gains tax of $808.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,524,306	$13,369,240
Net realized gain	56,975,680	19,858,298
Net change in unrealized appreciation	16,346,828	30,159,928

Increase in net assets from operations	79,846,814	63,387,466

From Distributions to Shareholders
Net investment income
Class B	(9,449,264)	(15,950,215)
Net realized capital gains
Class B	(22,658,948)	(15,556,383)

Total distributions	(32,108,212)	(31,506,598)

Increase (decrease) in net assets from capital share transactions	(5,052,800)	22,317,172

Total increase in net assets	42,685,802	54,198,040

Net Assets
Beginning of period	1,151,005,575	1,096,807,535

End of period	$1,193,691,377	$1,151,005,575

Undistributed net investment income
End of period	$9,533,468	$12,458,426

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class B
Sales	1,776,150	$21,250,511	6,216,292	$70,577,639
Reinvestments	2,660,167	32,108,212	2,780,812	31,506,598
Redemptions	(4,877,990)	(58,411,523)	(6,975,782)	(79,767,065)

Net increase (decrease)	(441,673)	$(5,052,800)	2,021,322	$22,317,172

Increase (decrease) derived from capital shares transactions		$(5,052,800)		$22,317,172

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013		2012(a)
Net Asset Value, Beginning of Period	$11.58		$11.27	$11.84	$11.57	$10.55		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.07		0.13 (c)	0.11	0.15	0.12		0.14
Net realized and unrealized gain (loss) on investments	0.76		0.50	(0.20)	0.71	0.94		0.67

Total from investment operations	0.83		0.63	(0.09)	0.86	1.06		0.81

Less Distributions
Distributions from net investment income	(0.10)		(0.16)	(0.12)	(0.16)	(0.00	)(d)	(0.08)
Distributions from net realized capital gains	(0.24)		(0.16)	(0.36)	(0.43)	(0.04)		(0.18)

Total distributions	(0.34)		(0.32)	(0.48)	(0.59)	(0.04)		(0.26)

Net Asset Value, End of Period	$12.07		$11.58	$11.27	$11.84	$11.57		$10.55

Total Return (%) (e)	7.11	(f)	5.65	(0.88)	7.74	10.11	(g)	8.06	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(h)	0.96	0.97	0.99	1.02		1.24	(h)
Net ratio of expenses to average net assets (%)	0.96	(h)	0.96	0.97	0.99	1.02	(i)	1.10	(h)(i)
Ratio of net investment income to average net assets (%)	1.12	(h)	1.17 (c)	0.89	1.30	1.10		1.96	(h)
Portfolio turnover rate (%)	56	(f)	106	78	85	94		132	(f)
Net assets, end of period (in millions)	$1,193.7		$1,151.0	$1,096.8	$956.4	$823.7		$335.3

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Distributions from net investment income were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	In 2013, 0.09% of the Portfolio’s total return for Class B consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 10.02% for Class B.
(h)	Computed on an annualized basis.
(i)	Includes the effects of expenses reimbursed by the Adviser.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2017, the Portfolio held $10,690 in the Subsidiary, representing less than 0.01% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its net asset value (“NAV”) to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For

BHFTI-27

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments, partnership adjustments, adjustments to prior period accumulated balances, swap transactions, real estate investment trusts (“REIT”), passive foreign investment companies (“PFICs”) and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-28

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $238,426,870, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $24,472,091, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Consolidated Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-29

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(17,274,026)	$—	$—	$—	$(17,274,026)
Corporate Bonds & Notes	(26,701,044)	—	—	—	(26,701,044)
Mutual Funds	(22,255,550)	—	—	—	(22,255,550)
Total	$(66,230,620)	$—	$—	$—	$(66,230,620)
Total Borrowings	$(66,230,620)	$—	$—	$—	$(66,230,620)
Gross amount of recognized liabilities for securities lending transactions					$(66,230,620)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

BHFTI-30

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the

BHFTI-31

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$8,275,628	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$1,299,840
	Unrealized appreciation on futures contracts (a) (c)	3,579,021	Unrealized depreciation on futures contracts (a) (c)	565,669
Equity	Unrealized appreciation on futures contracts (a) (c)	1,177,840	Unrealized depreciation on futures contracts (a) (c)	2,812,600
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	2,647,488	Unrealized depreciation on forward foreign currency exchange contracts	132,785

Total		$15,679,977		$4,810,894

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2017.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank N.A.	$1,902,085	$—	$—	$1,902,085
UBS AG	745,403	(103,768)	—	641,635

	$2,647,488	$(103,768)	$—	$2,543,720

BHFTI-32

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2017.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Morgan Stanley & Co. International	$29,017	$—	$(29,017)	$—
UBS AG	103,768	(103,768)	—	—

	$132,785	$(103,768)	$(29,017)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$1,431,446	$1,431,446
Futures contracts	2,512,376	30,946,088	—	33,458,464
Swap contracts	698,097	—	—	698,097

	$3,210,473	$30,946,088	$1,431,446	$35,588,007

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$5,019,707	$5,019,707
Futures contracts	2,509,810	(7,309,686)	—	(4,799,876)
Swap contracts	2,748,566	—	—	2,748,566

	$5,258,376	$(7,309,686)	$5,019,707	$2,968,378

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$580,656,598
Futures contracts long	177,686,210
Futures contracts short	(135,585,598)
Swap contracts	1,488,003,214

‡	Averages are based on activity levels during the period.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically

BHFTI-33

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$46,975,553	$524,678,637	$70,044,064	$359,988,927

BHFTI-34

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$3,720,271	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Schroder Investment Management North America Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-35

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2017—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$18,116,294	$25,885,914	$13,390,304	$16,376,803	$31,506,598	$42,262,717

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$13,418,470	$18,342,445	$30,736,051	$—	$62,496,966

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2016, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

11. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-36

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
88,304,957	4,361,058	7,238,658

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	92,307,478	7,597,196
Robert Boulware	92,465,729	7,438,945
Susan C. Gause	92,532,542	7,372,132
Nancy Hawthorne	92,408,582	7,496,092
Barbara A. Nugent	92,408,611	7,496,063
John Rosenthal	92,457,044	7,447,631
Linda B. Strumpf	92,224,068	7,680,606
Dawn M. Vroegop	92,655,506	7,249,168

BHFTI-37

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed by State Street Global Advisors

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the SSGA Growth and Income ETF Portfolio returned 7.77%, 7.56%, and 7.64%, respectively. The Portfolio’s primary benchmark, the MSCI All Country World Index1, returned 11.48% while the Portfolio’s secondary Custom Benchmark2, returned 7.03% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Global markets ushered in 2017 on a cautiously positive note in January with new all-time highs established in U.S. equity markets, even as a number of other reflationary market trends paused or reversed. While global equity markets continued to muscle higher in January for a third consecutive month, post-election rallies that took U.S. Treasury yields and the U.S. dollar to multi-year highs in December of 2016 showed hesitation in January with the U.S. ten year yield barely higher on the month and the U.S. Dollar Index declining 2.6%. The change in tone in some markets was consistent with a ‘wait and see’ approach as the new U.S. presidential administration took office on January 20th after two months of market action anticipating the unveiling of the pro-growth, business friendly Trump agenda. For the final days of January following the inauguration, however, little detail was available on any specific fiscal policy proposals likely to move forward to Congress for consideration.

February saw a continuation of the positive sentiment evident in global equity markets during the first month of the year, and by some measures, an acceleration of it. After opening 2017 with a respectable gain of 1.9% in January, the S&P 500 Total Return Index better than doubled that performance in February, rising 4% on the month and taking year to date returns to the higher side of what many forecasters penciled in for all of 2017 just a couple of months earlier. In another sign of how sanguine investors were feeling, the beginning of the year rally coincided with the broadly watched CBOE VIX Index of S&P 500 implied volatility declining to levels not seen since mid-2014 in February. Even more pronounced was the decline in realized volatility on the S&P 500 to 6.5% at the close of February, the lowest level since October of 1995. That episode occurred during what would ultimately turn into the longest U.S. bull market on record. In comparison, the current bull market turned eight years old on March 9th and is the second longest bull market in history.

March betrayed some mixed signals as to the staying power of the U.S. led global reflation rally that manifested itself in global equity markets to start the year. After starting the month on March 1st with a 1.4% gain, the strongest daily performance of 2017, the S&P 500 index meandered lower during much of the rest of March to finish the month near unchanged. The positive surge in U.S. stocks to open the month coincided with a very positive response to U.S. President Donald Trump’s address to Congress on February 28th. But political and policy concerns weighed on markets toward the end of the month as the failed attempt to advance a health care bill exposed fissures in the Republican Party and caused some market participants to question the likelihood of other policy priorities.

April 2017 saw a measure of investor fear return in global risk markets following a four-and-a-half-month period of relative complacency coinciding with implied volatility levels across many asset classes declining to multi year lows and strong gains in global equity markets. The most identifiable driver of this return of investor caution in April was the looming first round of the French presidential election. That contest became more of a nail biter as the vote approached on April 23rd with four candidates, including two strongly antiestablishment from the left and right, plausibly making the second round May 7th runoff. With the precedent of ‘Brexit’ (Great Britain’s referendum on leaving the European Union) and the victory of Donald Trump the prior year, many participants seemed ready to hedge the risk of a volatile second round election in France by buying insurance on European equities and the Euro currency. This activity sent measures of near term implied volatilities on each to the highest levels since immediately after Great Britain voted to exit the European Union. Once the votes were tallied on the evening of the 23rd, however, it was clear that only one antiestablishment candidate would be on the ballot for the second round vote on May 7th and market volatility indices tumbled to the more benign levels measured before the polls began to tighten. The establishment friendly outcome also sparked a 3.8% rally in the MSCI Europe Index for April 24th towards a year to date gain through the end of April of 11.5%, the best among the major regional developed indices.

May provided favorable payoffs to investors positioning for a range of economic developments. Positive returns were realized for those embracing a narrative of continuing global economic and earnings growth that would continue to buoy equities, and also for those taking a more skeptical stance on the global reflation theme that would argue for protection in risk havens such as longer term government bonds. For diversified global equity investors, May delivered a seventh consecutive month of positive performance across regional indices, taking the MSCI All Country Total Return Index to a monthly gain of 2.2%* and a year to date gain 11.3%*. May also proved to be the best month of the year for holders of long term U.S. Treasuries as the Bloomberg Barclays U.S. Long Treasury Index advanced 2.0% in large part attributable to a moderation of longer term inflation expectations. The not so hot, not so cold economic backdrop awakened a chorus of references to a new ‘Goldilocks’ economy in the financial press. Such a backdrop could further elongate the current cycle as a moderate rate of positive growth and inflation would be just enough to continue to boost earnings without eliciting a more aggressive response from central banks to normalize financial conditions with higher interest rates. Where some investors did have less favorable outcomes in May were in exposure to inflation hedges such as commodities and inflation linked government bonds which underperformed on the moderating outlook for prices.

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed by State Street Global Advisors

Portfolio Manager Commentary*—(Continued)

Inflation expectations continued to gravitate lower in early June, taking the U.S. 10 year Treasury yield down to a seven month low of 2.1% on June 14th as 10 year breakeven rates declined to 1.7% from levels above 2% just three months earlier. Undeterred by the lower inflation outlook, the Federal Reserve (the “Fed”) on that same day raised interest rates for the second time in 2017 to limited market reaction. Seemingly more impactful central bank communications for markets in June were comments made by European Central Bank (the “ECB”) president Mario Draghi on June 27th at the ECB’s annual economic policy conference signaling a more upbeat economic assessment within the bank. President Draghi stated that “All the signs now point to a strengthening and broadening recovery in the Euro area” and that “Deflationary forces have now been replaced by reflationary ones”. The less cautious tone sent European bond yields sharply higher, including a 13 basis point move higher in German 10 year yields on the day towards a near doubling in yields to close the month at 46 basis points. The large move in yields corresponded with an expectation that a less accommodative ECB would soon be announcing a tapering in its €60 billion per month bond buying program. U.S. yields also moved higher as part of the broader global sell off the last four days of the month, pushing the 10 year U.S. Treasury yield 10 basis points higher on the month. The more hawkish ECB tone also resulted in a 1.4% gain in the Euro over the U.S. Dollar on June 27th, the largest one day move since June 2016. An early removal of monetary stimulus did not seem to sit well with European equity markets, however, where the MSCI Europe Index succumbed to its first loss in six months on a four day selloff coincident with the spike in bond yields during the final days of the month.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the first half of 2017, our quantitative models designed to forecast investor risk appetites were suggestive of an environment suited for more aggressive risk allocations within the Portfolio. Given these conditions and improving return expectations for equities in our asset class models, we spent much of the period with a reasonable overweight position to stocks over bonds.

The biggest contributor to overall performance was the decision to broadly overweight growth assets versus more defensive assets. The bulk of equity sub-classes enjoyed high single to double digit returns for the period and far exceed the returns posted across most fixed income assets. Within equities, an overweight to developed market stocks outside of the U.S., as well as position in both the technology and industrial sector funds all proved favorable for the Portfolio.

With the U.S. dollar generally weakening against the yen, a small position in hedged Japanese equities underperformed versus unhedged exposure. Overweight positions in investment grade credit and high yield bonds, while positive on an absolute basis, still underperformed the broader benchmark, contributing negatively to overall return from a tactical perspective.

Looking ahead for the remainder of 2017 in our tactical positioning, our view of global equity markets is broadly optimistic on the continuing positive trends in corporate earnings across regions. For the U.S., we are cognizant that expectations for an improved growth trajectory have been tempered for the new Trump administration as the legislative agenda appears stalled. Thus, continued lack of progress on anticipated initiatives or a growth disappointment could create challenges. Our allocations include overweight positions to international developed markets in Europe and Asia-Pacific, a smaller overweight to US equities and a small overweight to emerging markets. Across broad asset classes, at period end the Portfolio continued to hold an overweight position in growth assets, primarily equities over fixed income and cash. In fixed income, we positioned the Portfolio for global government interest rates to continue to gradually rise as policy is normalized across regions and hold an overall negative position on U.S. duration. At period end we expected some modest flattening in the U.S. yield curve as near term policy tightening should have a greater impact on short term rates while longer term rates stay more firmly anchored. At period end the Portfolio remained neutral in high yield bonds as spread compression to near-cycle lows may limit further gains as the cycle matures.

Mike Martel

Tim Furbush

Portfolio Managers

State Street Global Advisors

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
SSGA Growth and Income ETF Portfolio
Class A	7.77	10.05	7.58	4.97
Class B	7.56	9.65	7.31	4.70
Class E	7.64	9.82	7.42	4.81
MSCI ACWI (All Country World Index)	11.48	18.78	10.54	3.71

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	26.1
iShares MSCI EAFE ETF	14.6
Vanguard Total Bond Market ETF	13.1
SPDR Bloomberg Barclays High Yield Bond ETF	10.1
iShares Core MSCI Emerging Markets ETF	6.0
iShares TIPS Bond ETF	5.0
Vanguard REIT ETF	3.0
iShares Core S&P Small-Cap ETF	3.0
Health Care Select Sector SPDR Fund	2.1
Industrial Select Sector SPDR Fund	2.1

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.32%	$1,000.00	$1,077.70	$1.65
	Hypothetical*	0.32%	$1,000.00	$1,023.21	$1.61

Class B(a)	Actual	0.57%	$1,000.00	$1,075.60	$2.93
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class E(a)	Actual	0.47%	$1,000.00	$1,076.40	$2.42
	Hypothetical*	0.47%	$1,000.00	$1,022.46	$2.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—98.2% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—98.2%
Health Care Select Sector SPDR Fund (a) (b)	685,844	$54,346,279
Industrial Select Sector SPDR Fund (a) (b)	789,507	53,773,322
iShares 20+ Year Treasury Bond ETF (a)	215,428	26,954,351
iShares Core MSCI Emerging Markets ETF (a)	3,120,058	156,127,702
iShares Core S&P Mid-Cap ETF (a)	304,612	52,987,257
iShares Core S&P Small-Cap ETF (a)	1,124,339	78,827,407
iShares MSCI Canada ETF (a)	1,147,310	30,702,016
iShares MSCI EAFE ETF (a)	5,871,435	382,817,562
iShares TIPS Bond ETF (a)	1,154,425	130,946,428
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	7,083,012	263,488,047
SPDR Dow Jones International Real Estate ETF (b)	1,333,385	50,801,969
SPDR S&P 500 ETF Trust (b)	2,816,289	680,978,680
SPDR S&P International Small Cap ETF (b)	1,579,609	52,695,756
Technology Select Sector SPDR Fund (a) (b)	919,350	50,306,832
Vanguard FTSE Europe ETF (a)	473,200	26,092,248
Vanguard FTSE Pacific ETF (a)	794,733	52,293,431
Vanguard REIT ETF (a)	956,293	79,592,266
Vanguard Total Bond Market ETF	4,185,764	342,521,068

Total Mutual Funds (Cost $2,380,441,602)		2,566,252,621

Short-Term Investment—1.8%

Mutual Fund—1.8%
AIM STIT-STIC Prime Portfolio	45,869,587	45,869,587

Total Short-Term Investments (Cost $45,869,587)		45,869,587

Securities Lending Reinvestments (c)—16.8%

Certificates of Deposit—9.1%
ABN AMRO Bank NV Zero Coupon, 09/05/17	7,468,632	7,484,250
Banco Del Estado De Chile New York 1.429%, 10/19/17 (d)	9,000,000	9,002,142
Bank of Montreal 1.210%, 07/17/17	15,000,000	15,000,000
Bank of Tokyo-Mitsubishi, Ltd. 1.602%, 11/16/17 (d)	20,000,000	20,019,520
Chiba Bank, Ltd., New York 1.170%, 07/11/17	9,000,000	8,999,892
Cooperative Rabobank UA New York 1.555%, 10/13/17 (d)	8,000,000	8,009,224
1.558%, 10/13/17 (d)	7,000,000	7,009,496
Credit Suisse AG New York 1.432%, 10/16/17 (d)	10,000,000	10,002,140
1.466%, 10/25/17 (d)	7,000,000	7,000,414
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	9,000,000	9,001,125
HSBC Bank New York 1.411%, 08/01/17 (d)	12,500,000	12,503,738

Certificates of Deposit—(Continued)
KBC Bank NV Zero Coupon, 08/22/17	14,951,093	14,975,850
1.200%, 07/18/17	5,000,000	5,000,000
Mitsubishi UFJ Trust and Banking Corp. 1.367%, 10/11/17 (d)	5,000,000	5,001,120
Mizuho Bank, Ltd., New York 1.397%, 10/11/17 (d)	6,000,000	5,999,802
1.469%, 10/18/17 (d)	2,500,000	2,499,830
National Australia Bank London 1.480%, 11/09/17 (d)	8,000,000	8,006,480
Norinchukin Bank New York 1.377%, 10/13/17 (d)	2,000,000	2,001,375
1.584%, 08/21/17 (d)	15,000,000	15,005,535
Royal Bank of Canada New York 1.555%, 10/13/17 (d)	3,000,000	3,003,033
Shizuoka Bank New York 1.220%, 07/17/17	10,000,000	10,000,040
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (d)	6,000,000	5,999,454
1.717%, 07/10/17	5,002,342	5,001,162
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (d)	13,000,000	12,999,051
1.342%, 11/16/17 (d)	5,000,000	4,999,685
1.377%, 10/11/17 (d)	3,000,000	3,002,113
1.466%, 10/26/17 (d)	2,500,000	2,500,640
1.552%, 08/16/17 (d)	5,000,000	5,001,505
UBS, Stamford 1.722%, 07/31/17 (d)	4,004,088	4,002,285
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	9,600,000	9,608,582

		238,639,483

Commercial Paper—3.9%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	8,225,601	8,247,014
Barton Capital S.A. 1.210%, 07/10/17	21,432,072	21,492,991
1.290%, 09/12/17	2,491,938	2,493,880
ING Funding LLC 1.234%, 12/07/17 (d)	10,000,000	10,003,453
1.277%, 11/13/17 (d)	7,500,000	7,499,452
LMA S.A. & LMA Americas 1.150%, 07/07/17	2,999,329	2,999,617
1.170%, 07/20/17	4,986,025	4,996,815
1.180%, 07/11/17	4,237,463	4,248,589
Ridgefield Funding Co. LLC 1.604%, 08/21/17 (d)	8,000,000	8,003,368
Sheffield Receivables Co. 1.220%, 08/15/17	9,968,822	9,983,720
1.230%, 07/07/17	21,931,598	21,994,852

		101,963,751

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Master Demand Notes—0.5%
Natixis Financial Products LLC 1.390%, 07/03/17 (d)	5,000,000	$5,000,000
1.410%, 07/03/17 (d)	7,000,000	7,000,000

		12,000,000

Repurchase Agreements—2.7%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $273,921 on 07/03/17, collateralized by $285,122 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $279,375.	273,896	273,896
Deutsche Bank AG, London Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $3,002,325 on 07/03/17, collateralized by $652 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $3,335,471.	3,000,000	3,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $16,077,520 on 09/29/17, collateralized by various Common Stock with a value of $17,600,004.	16,000,000	16,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $10,009,264 on 07/07/17, collateralized by $9,016,826 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $10,206,659.	10,000,000	10,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $12,194,370 on 10/02/17, collateralized by various Common Stock with a value of $13,200,000.	12,000,000	12,000,000
Natixis New York Repurchase Agreement dated 06/29/17 at 1.270% to be repurchased at $30,007,408 on 07/06/17, collateralized by $59,821,855 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $30,603,563.	30,000,000	30,000,000

		71,273,896

Time Deposits—0.6%
ABN AMRO Bank NV 1.180%, 07/07/17	11,999,553	11,999,553
Australia New Zealand Bank 1.150%, 07/03/17	500,000	500,000
Credit Industriel et Commercial 1.100%, 07/03/17	2,000,000	2,000,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	1,600,000	1,600,000

		16,099,553

Total Securities Lending Reinvestments (Cost $439,896,191)		439,976,683

Total Investments—116.8% (Cost $2,866,207,380) (e)		3,052,098,891
Other assets and liabilities (net)—(16.8)%		(438,887,179)

Net Assets—100.0%		$2,613,211,712

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $430,596,993 and the collateral received consisted of cash in the amount of $439,672,452. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $2,866,207,380. The aggregate unrealized appreciation and depreciation of investments were $201,086,847 and $(15,195,336), respectively, resulting in net unrealized appreciation of $185,891,511.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,566,252,621	$—	$—	$2,566,252,621
Total Short-Term Investment*	45,869,587	—	—	45,869,587
Total Securities Lending Reinvestments*	—	439,976,683	—	439,976,683
Total Investments	$2,612,122,208	$439,976,683	$—	$3,052,098,891

Collateral for Securities Loaned (Liability)	$—	$(439,672,452)	$—	$(439,672,452)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,845,708,006
Affiliated investments at value (c) (d)	1,206,390,885
Receivable for:
Fund shares sold	12,838
Dividends	29,980
Dividends on affiliated investments	3,108,235

Total Assets	3,055,249,944
Liabilities
Collateral for securities loaned	439,672,452
Payables for:
Fund shares redeemed	946,201
Accrued Expenses:
Management fees	661,401
Distribution and service fees	533,993
Administration fees	12,772
Custodian and accounting fees	27,710
Deferred trustees’ fees	115,782
Other expenses	67,921

Total Liabilities	442,038,232

Net Assets	$2,613,211,712

Net Assets Consist of:
Paid in surplus	$2,344,964,872
Undistributed net investment income	27,188,162
Accumulated net realized gain	55,167,167
Unrealized appreciation on investments and affiliated investments	185,891,511

Net Assets	$2,613,211,712

Net Assets
Class A	$29,766,133
Class B	2,574,189,475
Class E	9,256,104
Capital Shares Outstanding*
Class A	2,563,908
Class B	223,166,769
Class E	800,405
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.61
Class B	11.53
Class E	11.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,793,232,846.
(b)	Includes securities loaned at value of $173,858,508.
(c)	Identified cost of affiliated investments was $1,072,974,534.
(d)	Includes securities loaned at value of $256,738,485.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$15,606,440
Dividends from affiliated investments	15,915,939
Securities lending income	1,883,420

Total investment income	33,405,799
Expenses
Management fees	3,960,598
Administration fees	10,997
Custodian and accounting fees	14,886
Distribution and service fees—Class B	3,190,100
Distribution and service fees—Class E	7,345
Audit and tax services	19,584
Legal	18,249
Trustees’ fees and expenses	26,454
Shareholder reporting	27,870
Insurance	8,939
Miscellaneous	11,698

Total expenses	7,296,720

Net Investment Income	26,109,079

Net Realized and Unrealized Gain
Net realized gain on:
Investments	12,464,007
Affiliated investments	59,293,958

Net realized gain	71,757,965

Net change in unrealized appreciation on:
Investments	63,797,315
Affiliated investments	29,318,287

Net change in unrealized appreciation	93,115,602

Net realized and unrealized gain	164,873,567

Net Increase in Net Assets From Operations	$190,982,646

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,109,079	$64,548,215
Net realized gain	71,757,965	4,067,495
Net change in unrealized appreciation	93,115,602	78,847,062

Increase in net assets from operations	190,982,646	147,462,772

From Distributions to Shareholders
Net investment income
Class A	(783,681)	(734,683)
Class B	(62,699,994)	(60,889,014)
Class E	(241,181)	(235,813)
Net realized capital gains
Class A	(89,280)	(1,600,300)
Class B	(7,864,808)	(147,745,403)
Class E	(29,136)	(549,952)

Total distributions	(71,708,080)	(211,755,165)

Decrease in net assets from capital share transactions	(75,500,942)	(27,311,732)

Total increase (decrease) in net assets	43,773,624	(91,604,125)

Net Assets
Beginning of period	2,569,438,088	2,661,042,213

End of period	$2,613,211,712	$2,569,438,088

Undistributed net investment income
End of period	$27,188,162	$64,803,939

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	105,358	$1,220,766	358,163	$3,998,457
Reinvestments	75,190	872,961	218,019	2,334,983
Redemptions	(198,668)	(2,291,266)	(361,084)	(4,038,683)

Net increase (decrease)	(18,120)	$(197,539)	215,098	$2,294,757

Class B
Sales	2,129,064	$24,298,583	3,334,395	$37,045,287
Reinvestments	6,114,801	70,564,802	19,608,498	208,634,417
Redemptions	(14,752,010)	(169,313,233)	(24,877,329)	(274,953,556)

Net decrease	(6,508,145)	$(74,449,848)	(1,934,436)	$(29,273,852)

Class E
Sales	37,984	$433,061	86,804	$961,966
Reinvestments	23,364	270,317	73,642	785,765
Redemptions	(133,659)	(1,556,933)	(185,152)	(2,080,368)

Net decrease	(72,311)	$(853,555)	(24,706)	$(332,637)

Decrease derived from capital shares transactions		$(75,500,942)		$(27,311,732)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.10		$11.41	$12.62	$12.98	$12.08	$11.21

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.31	0.28	0.31	0.31	0.34
Net realized and unrealized gain (loss) on investments	0.74		0.34	(0.46)	0.43	1.22	1.09

Total from investment operations	0.87		0.65	(0.18)	0.74	1.53	1.43

Less Distributions
Distributions from net investment income	(0.32)		(0.30)	(0.32)	(0.33)	(0.34)	(0.30)
Distributions from net realized capital gains	(0.04)		(0.66)	(0.71)	(0.77)	(0.29)	(0.26)

Total distributions	(0.36)		(0.96)	(1.03)	(1.10)	(0.63)	(0.56)

Net Asset Value, End of Period	$11.61		$11.10	$11.41	$12.62	$12.98	$12.08

Total Return (%) (b)	7.77	(c)	6.03	(1.77)	6.14	13.22	13.11

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.31	0.31	0.31	0.32
Ratio of net investment income to average net assets (%) (f)	2.27	(e)	2.75	2.30	2.45	2.52	2.96
Portfolio turnover rate (%)	32	(c)	60	43	55	47	39
Net assets, end of period (in millions)	$29.8		$28.7	$27.0	$28.4	$28.1	$21.1

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.02		$11.33	$12.53	$12.90	$12.01	$11.15

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.27	0.25	0.27	0.27	0.30
Net realized and unrealized gain (loss) on investments	0.73		0.35	(0.45)	0.42	1.22	1.10

Total from investment operations	0.84		0.62	(0.20)	0.69	1.49	1.40

Less Distributions
Distributions from net investment income	(0.29)		(0.27)	(0.29)	(0.29)	(0.31)	(0.28)
Distributions from net realized capital gains	(0.04)		(0.66)	(0.71)	(0.77)	(0.29)	(0.26)

Total distributions	(0.33)		(0.93)	(1.00)	(1.06)	(0.60)	(0.54)

Net Asset Value, End of Period	$11.53		$11.02	$11.33	$12.53	$12.90	$12.01

Total Return (%) (b)	7.56	(c)	5.78	(1.96)	5.81	12.93	12.85

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.57	(e)	0.57	0.56	0.56	0.56	0.57
Ratio of net investment income to average net assets (%) (f)	2.01	(e)	2.46	2.04	2.17	2.21	2.64
Portfolio turnover rate (%)	32	(c)	60	43	55	47	39
Net assets, end of period (in millions)	$2,574.2		$2,531.1	$2,623.8	$2,908.8	$3,006.7	$2,879.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.05		$11.36	$12.57	$12.93	$12.03	$11.17

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.28	0.26	0.28	0.29	0.32
Net realized and unrealized gain (loss) on investments	0.73		0.35	(0.46)	0.44	1.23	1.09

Total from investment operations	0.85		0.63	(0.20)	0.72	1.52	1.41

Less Distributions
Distributions from net investment income	(0.30)		(0.28)	(0.30)	(0.31)	(0.33)	(0.29)
Distributions from net realized capital gains	(0.04)		(0.66)	(0.71)	(0.77)	(0.29)	(0.26)

Total distributions	(0.34)		(0.94)	(1.01)	(1.08)	(0.62)	(0.55)

Net Asset Value, End of Period	$11.56		$11.05	$11.36	$12.57	$12.93	$12.03

Total Return (%) (b)	7.64	(c)	5.87	(1.93)	6.00	13.11	12.91

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.47	(e)	0.47	0.46	0.46	0.46	0.47
Ratio of net investment income to average net assets (%) (f)	2.09	(e)	2.54	2.11	2.26	2.34	2.76
Portfolio turnover rate (%)	32	(c)	60	43	55	47	39
Net assets, end of period (in millions)	$9.3		$9.6	$10.2	$12.0	$12.2	$10.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The net asset value (“NAV”) of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $71,273,896. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$818,421,254	$0	$895,403,477

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$3,960,598	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying ETFs

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2017 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
Consumer Discretionary Select Sector SPDR Fund	—	575,858	(575,858)	—
Financial Select Sector SPDR Fund	—	2,335,274	(2,335,274)	—
Health Care Select Sector SPDR Fund	—	685,844	—	685,844
Industrial Select Sector SPDR Fund	815,483	—	(25,976)	789,507
Materials Select Sector SPDR Fund	1,011,315	—	(1,011,315)	—
SPDR Bloomberg Barclays High Yield Bond ETF	8,469,385	61,825	(1,448,198)	7,083,012
SPDR Dow Jones International Real Estate ETF	2,025,614	—	(692,229)	1,333,385
SPDR Gold Shares	234,592	—	(234,592)	—
SPDR S&P 500 ETF Trust	3,011,320	262,179	(457,210)	2,816,289
SPDR S&P Dividend ETF	296,548	—	(296,548)	—
SPDR S&P International Small Cap ETF	1,681,613	—	(102,004)	1,579,609
SPDR S&P MidCap 400 ETF Trust	168,230	—	(168,230)	—
Technology Select Sector SPDR Fund	1,088,809	—	(169,459)	919,350

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of June 30, 2017
Consumer Discretionary Select Sector SPDR Fund	$32,490	$—	$—	$—
Financial Select Sector SPDR Fund	534,083	—	184,183	—
Health Care Select Sector SPDR Fund	—	—	211,119	54,346,279
Industrial Select Sector SPDR Fund	245,293	—	489,725	53,773,322

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of June 30, 2017
Materials Select Sector SPDR Fund	$5,244,167	$—	$—	$—
SPDR Bloomberg Barclays High Yield Bond ETF	(4,479,940)	—	7,369,024	263,488,047
SPDR Dow Jones International Real Estate ETF	(862,682)	—	782,973	50,801,969
SPDR Gold Shares	(1,935,912)	—	—	—
SPDR S&P 500 ETF Trust	53,243,178	—	6,333,330	680,978,680
SPDR S&P Dividend ETF	(181,417)	—	—	—
SPDR S&P International Small Cap ETF	782,689	—	—	52,695,756
SPDR S&P MidCap 400 ETF Trust	5,561,185	—	138,421	—
Technology Select Sector SPDR Fund	1,110,824	—	407,164	50,306,832

	$59,293,958	$—	$15,915,939	$1,206,390,885

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$61,859,510	$88,566,332	$149,895,655	$136,560,381	$211,755,165	$225,126,713

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$64,905,759	$6,991,483	$77,176,854	$—	$149,074,096

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-17

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
212,157,949	10,141,987	13,240,908

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	220,900,768	14,640,076
Robert Boulware	220,788,978	14,751,867
Susan C. Gause	220,874,156	14,666,688
Nancy Hawthorne	220,556,673	14,984,171
Barbara A. Nugent	220,953,403	14,587,441
John Rosenthal	220,863,482	14,677,362
Linda B. Strumpf	220,502,398	15,038,446
Dawn M. Vroegop	220,669,057	14,871,788

BHFTI-18

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by State Street Global Advisors

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the SSGA Growth ETF Portfolio returned 9.35%, 9.15%, and 9.23%, respectively. The Portfolio’s primary benchmark, the MSCI All Country World Index1, returned 11.48% while the Portfolio’s secondary Custom Benchmark2, returned 8.60% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Global markets ushered in 2017 on a cautiously positive note in January with new all-time highs established in U.S. equity markets, even as a number of other reflationary market trends paused or reversed. While global equity markets continued to muscle higher in January for a third consecutive month, post-election rallies that took U.S. Treasury yields and the U.S. dollar to multi-year highs in December of 2016 showed hesitation in January with the U.S. ten year yield barely higher on the month and the U.S. Dollar Index declining 2.6%. The change in tone in some markets was consistent with a ‘wait and see’ approach as the new U.S. presidential administration took office on January 20th after two months of market action anticipating the unveiling of the pro-growth, business friendly Trump agenda. For the final days of January following the inauguration, however, little detail was available on any specific fiscal policy proposals likely to move forward to Congress for consideration.

February saw a continuation of the positive sentiment evident in global equity markets during the first month of the year, and by some measures, an acceleration of it. After opening 2017 with a respectable gain of 1.9% in January, the S&P 500 Total Return Index better than doubled that performance in February, rising 4% on the month and taking year to date returns to the higher side of what many forecasters penciled in for all of 2017 just a couple of months earlier. In another sign of how sanguine investors were feeling, the beginning of the year rally coincided with the broadly watched CBOE VIX Index of S&P 500 implied volatility declining to levels not seen since mid-2014 in February. Even more pronounced was the decline in realized volatility on the S&P 500 to 6.5% at the close of February, the lowest level since October of 1995. That episode occurred during what would ultimately turn into the longest U.S. bull market on record. In comparison, the current bull market turned eight years old on March 9th and is the second longest bull market in history.

March betrayed some mixed signals as to the staying power of the U.S. led global reflation rally that manifested itself in global equity markets to start the year. After starting the month on March 1st with a 1.4% gain, the strongest daily performance of 2017, the S&P 500 index meandered lower during much of the rest of March to finish the month near unchanged. The positive surge in U.S. stocks to open the month coincided with a very positive response to U.S. President Donald Trump’s address to Congress on February 28th. But political and policy concerns weighed on markets toward the end of the month as the failed attempt to advance a health care bill exposed fissures in the Republican Party and caused some market participants to question the likelihood of other policy priorities.

April 2017 saw a measure of investor fear return in global risk markets following a four-and-a-half-month period of relative complacency coinciding with implied volatility levels across many asset classes declining to multi year lows and strong gains in global equity markets. The most identifiable driver of this return of investor caution in April was the looming first round of the French presidential election. That contest became more of a nail biter as the vote approached on April 23rd with four candidates, including two strongly antiestablishment from the left and right, plausibly making the second round May 7th runoff. With the precedent of ‘Brexit’ (Great Britain’s referendum on leaving the European Union) and the victory of Donald Trump the prior year, many participants seemed ready to hedge the risk of a volatile second round election in France by buying insurance on European equities and the Euro currency. This activity sent measures of near term implied volatilities on each to the highest levels since immediately after Great Britain voted to exit the European Union. Once the votes were tallied on the evening of the 23rd, however, it was clear that only one antiestablishment candidate would be on the ballot for the second round vote on May 7th and market volatility indices tumbled to the more benign levels measured before the polls began to tighten. The establishment friendly outcome also sparked a 3.8% rally in the MSCI Europe Index for April 24th towards a year to date gain through the end of April of 11.5%, the best among the major regional developed indices.

May provided favorable payoffs to investors positioning for a range of economic developments. Positive returns were realized for those embracing a narrative of continuing global economic and earnings growth that would continue to buoy equities, and also for those taking a more skeptical stance on the global reflation theme that would argue for protection in risk havens such as longer term government bonds. For diversified global equity investors, May delivered a seventh consecutive month of positive performance across regional indices, taking the MSCI All Country Total Return Index to a monthly gain of 2.2%* and a year to date gain 11.3%*. May also proved to be the best month of the year for holders of long term U.S. Treasuries as the Bloomberg Barclays U.S. Long Treasury Index advanced 2.0% in large part attributable to a moderation of longer term inflation expectations. The not so hot, not so cold economic backdrop awakened a chorus of references to a new ‘Goldilocks’ economy in the financial press. Such a backdrop could further elongate the current cycle as a moderate rate of positive growth and inflation would be just enough to continue to boost earnings without eliciting a more aggressive response from central banks to normalize financial conditions with higher interest rates. Where some investors did have less favorable outcomes in May were in exposure to inflation hedges such as commodities and inflation linked government bonds which underperformed on the moderating outlook for prices.

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by State Street Global Advisors

Portfolio Manager Commentary*—(Continued)

Inflation expectations continued to gravitate lower in early June, taking the U.S. 10 year Treasury yield down to a seven month low of 2.1% on June 14th as 10 year breakeven rates declined to 1.7% from levels above 2% just three months earlier. Undeterred by the lower inflation outlook, the Federal Reserve (the “Fed”) on that same day raised interest rates for the second time in 2017 to limited market reaction. Seemingly more impactful central bank communications for markets in June were comments made by European Central Bank (the “ECB”) president Mario Draghi on June 27th at the ECB’s annual economic policy conference signaling a more upbeat economic assessment within the bank. President Draghi stated that “All the signs now point to a strengthening and broadening recovery in the Euro area” and that “Deflationary forces have now been replaced by reflationary ones”. The less cautious tone sent European bond yields sharply higher, including a 13 basis point move higher in German 10 year yields on the day towards a near doubling in yields to close the month at 46 basis points. The large move in yields corresponded with an expectation that a less accommodative ECB would soon be announcing a tapering in its €60 billion per month bond buying program. U.S. yields also moved higher as part of the broader global sell off the last four days of the month, pushing the 10 year U.S. Treasury yield 10 basis points higher on the month. The more hawkish ECB tone also resulted in a 1.4% gain in the Euro over the U.S. Dollar on June 27th, the largest one day move since June 2016. An early removal of monetary stimulus did not seem to sit well with European equity markets, however, where the MSCI Europe Index succumbed to its first loss in six months on a four day selloff coincident with the spike in bond yields during the final days of the month.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the first half of 2017, our quantitative models designed to forecast investor risk appetites were suggestive of an environment suited for more aggressive risk allocations within the Portfolio. Given these conditions and improving return expectations for equities in our asset class models, we spent much of the period with a reasonable overweight position to stocks over bonds.

The biggest contributor to overall performance was the decision to broadly overweight growth assets versus more defensive assets. The bulk of equity sub-classes enjoyed high single to double digit returns for the period and far exceed the returns posted across most fixed income assets. Within equities, an overweight to developed market stocks outside of the U.S., as well as position in both the technology and industrial sector funds all proved favorable for the Portfolio.

With the U.S. dollar generally weakening against the yen, a small position in hedged Japanese equities underperformed versus unhedged exposure. Overweight positions in investment grade credit and high yield bonds, while positive on an absolute basis, still underperformed the broader benchmark, contributing negatively to overall return from a tactical perspective.

Looking ahead for the remainder of 2017 in our tactical positioning, our view of global equity markets is broadly optimistic on the continuing positive trends in corporate earnings across regions. For the U.S., we are cognizant that expectations for an improved growth trajectory have been tempered for the new Trump administration as the legislative agenda appears stalled. Thus, continued lack of progress on anticipated initiatives or a growth disappointment could create challenges. Our allocations include overweight positions to international developed markets in Europe and Asia-Pacific, a smaller overweight to US equities and a small overweight to emerging markets. Across broad asset classes, at period end the Portfolio continued to hold an overweight position in growth assets, primarily equities over fixed income and cash. In fixed income, we positioned the Portfolio for global government interest rates to continue to gradually rise as policy is normalized across regions and hold an overall negative position on U.S. duration. At period end we expected some modest flattening in the U.S. yield curve as near term policy tightening should have a greater impact on short term rates while longer term rates stay more firmly anchored. At period end the Portfolio remained neutral in high yield bonds as spread compression to near-cycle lows may limit further gains as the cycle matures.

Mike Martel

Tim Furbush

Portfolio Managers

State Street Global Advisors

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
SSGA Growth ETF Portfolio
Class A	9.35	13.44	9.22	4.71
Class B	9.15	13.15	8.96	4.45
Class E	9.23	13.23	9.05	4.55
MSCI ACWI (All Country World Index)	11.48	18.78	10.54	3.71

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	31.0
iShares MSCI EAFE ETF	20.9
iShares Core MSCI Emerging Markets ETF	8.0
iShares Core S&P Mid-Cap ETF	5.1
SPDR Bloomberg Barclays High Yield Bond ETF	5.0
iShares Core S&P Small-Cap ETF	5.0
Vanguard REIT ETF	3.0
SPDR S&P International Small Cap ETF	3.0
iShares TIPS Bond ETF	3.0
Health Care Select Sector SPDR Fund	2.1

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.34%	$1,000.00	$1,093.50	$1.76
	Hypothetical*	0.34%	$1,000.00	$1,023.11	$1.71

Class B(a)	Actual	0.59%	$1,000.00	$1,091.50	$3.06
	Hypothetical*	0.59%	$1,000.00	$1,021.87	$2.96

Class E(a)	Actual	0.49%	$1,000.00	$1,092.30	$2.54
	Hypothetical*	0.49%	$1,000.00	$1,022.37	$2.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Mutual Funds—98.0% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—98.0%
Health Care Select Sector SPDR Fund (a)	247,143	$19,583,611
Industrial Select Sector SPDR Fund (a) (b)	281,492	19,172,420
iShares 20+ Year Treasury Bond ETF (b)	78,134	9,776,126
iShares Core MSCI Emerging Markets ETF	1,499,123	75,016,115
iShares Core S&P Mid-Cap ETF (b)	274,385	47,729,271
iShares Core S&P Small-Cap ETF (b)	675,216	47,339,394
iShares MSCI Canada ETF (b)	680,427	18,208,226
iShares MSCI EAFE ETF	3,016,360	196,666,672
iShares TIPS Bond ETF	249,441	28,294,093
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	1,274,695	47,418,654
SPDR Dow Jones International Real Estate ETF (a) (b)	489,852	18,663,361
SPDR S&P 500 ETF Trust (a) (b)	1,208,434	292,199,341
SPDR S&P International Small Cap ETF (a)	853,777	28,482,001
Technology Select Sector SPDR Fund (a) (b)	331,253	18,126,164
Vanguard FTSE Europe ETF (b)	171,626	9,463,458
Vanguard FTSE Pacific ETF (b)	286,381	18,843,870
Vanguard REIT ETF (b)	345,430	28,750,139

Total Mutual Funds (Cost $818,241,119)		923,732,916

Short-Term Investment—2.0%

Mutual Fund—2.0%
AIM STIT-STIC Prime Portfolio	18,567,738	18,567,738

Total Short-Term Investments (Cost $18,567,738)		18,567,738

Securities Lending Reinvestments (c)—20.2%

Certificates of Deposit—9.8%
ABN AMRO Bank NV Zero Coupon, 09/05/17	4,979,088	4,989,500
Banco Del Estado De Chile New York 1.429%, 10/19/17 (d)	4,000,000	4,000,952
Bank of Montreal 1.210%, 07/17/17	5,000,000	5,000,000
Bank of Tokyo-Mitsubishi, Ltd. 1.602%, 11/16/17 (d)	7,500,000	7,507,320
Cooperative Rabobank UA New York 1.555%, 10/13/17 (d)	2,000,000	2,002,306
1.558%, 10/13/17 (d)	2,000,000	2,002,713
Credit Suisse AG New York 1.432%, 10/16/17 (d)	7,000,000	7,001,498
1.466%, 10/25/17 (d)	1,500,000	1,500,089
DNB NOR Bank ASA 1.412%, 07/28/17 (d)	3,000,000	3,000,375
HSBC Bank New York 1.411%, 08/01/17 (d)	5,000,000	5,001,495
KBC Bank NV Zero Coupon, 08/22/17	2,990,219	2,995,170
Zero Coupon, 09/08/17	3,986,247	3,991,240
1.200%, 07/18/17	1,200,000	1,200,000

Certificates of Deposit—(Continued)
Mitsubishi UFJ Trust and Banking Corp. 1.367%, 10/11/17 (d)	2,500,000	2,500,560
Mizuho Bank, Ltd., New York 1.397%, 10/11/17 (d)	5,500,000	5,499,818
National Australia Bank London 1.480%, 11/09/17 (d)	2,000,000	2,001,620
Norinchukin Bank New York 1.584%, 08/21/17 (d)	5,000,000	5,001,845
Shizuoka Bank New York 1.220%, 07/17/17	5,000,000	5,000,020
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (d)	2,000,000	1,999,818
1.551%, 08/01/17 (d)	5,900,000	5,902,295
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (d)	3,500,000	3,499,745
1.377%, 10/11/17 (d)	3,000,000	3,002,113
1.552%, 08/16/17 (d)	4,000,000	4,001,204
UBS, Stamford 1.722%, 07/31/17 (d)	1,001,022	1,000,571
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (d)	3,200,000	3,202,861

		92,805,128

Commercial Paper—3.9%
Barton Capital S.A. 1.290%, 09/12/17	7,475,813	7,481,640
ING Funding LLC 1.234%, 12/07/17 (d)	7,000,000	7,002,417
1.277%, 11/13/17 (d)	2,000,000	1,999,854
LMA S.A. & LMA Americas 1.150%, 07/07/17	4,998,882	4,999,361
Ridgefield Funding Co. LLC 1.604%, 08/21/17 (d)	4,000,000	4,001,684
Sheffield Receivables Co. 1.190%, 07/28/17	7,476,696	7,492,950
1.220%, 08/15/17	3,987,529	3,993,488

		36,971,394

Master Demand Notes—0.4%
Natixis Financial Products LLC 1.410%, 07/03/17 (d)	4,000,000	4,000,000

Repurchase Agreements—5.1%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $62,497 on 07/03/17, collateralized by $65,053 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $63,741.	62,492	62,492

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 1.710% to be repurchased at $1,619,000 on 10/02/17, collateralized by various Common Stock with a value of $1,760,000.	1,600,000	$1,600,000
Deutsche Bank AG, London Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $2,001,550 on 07/03/17, collateralized by $435 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $2,223,647.	2,000,000	2,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $5,526,648 on 09/29/17, collateralized by various Common Stock with a value of $6,050,001.	5,500,000	5,500,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $15,013,896 on 07/07/17, collateralized by $13,525,239 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $15,309,989.	15,000,000	15,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $3,556,691 on 10/02/17, collateralized by various Common Stock with a value of $3,850,000.	3,500,000	3,500,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $5,038,238 on 10/02/17, collateralized by various Common Stock with a value of $5,500,001.	5,000,000	5,000,000
Natixis New York Repurchase Agreement dated 06/29/17 at 1.270% to be repurchased at $5,001,235 on 07/06/17, collateralized by $9,970,309 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $5,100,594.	5,000,000	5,000,000
Royal Bank of Scotland Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $10,002,061 on 07/07/17, collateralized by $10,211,044 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $10,200,282.	10,000,000	10,000,000

		47,662,492

Time Deposits—1.0%
ABN AMRO Bank NV 1.180%, 07/07/17	4,000,000	4,000,000
Nordea Bank New York 1.050%, 07/03/17	500,000	500,000
Shinkin Central Bank 1.330%, 07/25/17	3,000,000	3,000,000
1.330%, 07/26/17	1,900,000	1,900,000

		9,400,000

Total Securities Lending Reinvestments (Cost $190,804,564)		190,839,014

Total Investments—120.2% (Cost $1,027,613,421) (e)		1,133,139,668
Other assets and liabilities (net)—(20.2)%		(190,229,492)

Net Assets—100.0%		$942,910,176

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $186,929,793 and the collateral received consisted of cash in the amount of $190,757,987. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	As of June 30, 2017, the aggregate cost of investments was $1,027,613,421. The aggregate unrealized appreciation and depreciation of investments were $107,540,336 and $(2,014,089), respectively, resulting in net unrealized appreciation of $105,526,247.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$923,732,916	$—	$—	$923,732,916
Total Short-Term Investment*	18,567,738	—	—	18,567,738
Total Securities Lending Reinvestments*	—	190,839,014	—	190,839,014
Total Investments	$942,300,654	$190,839,014	$—	$1,133,139,668

Collateral for Securities Loaned (Liability)	$—	$(190,757,987)	$—	$(190,757,987)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$689,494,116
Affiliated investments at value (c) (d)	443,645,552
Receivable for:
Fund shares sold	178,076
Dividends	1,396,238

Total Assets	1,134,713,982
Liabilities
Collateral for securities loaned	190,757,987
Payables for:
Fund shares redeemed	401,842
Accrued Expenses:
Management fees	246,256
Distribution and service fees	187,795
Administration fees	12,772
Custodian and accounting fees	27,582
Deferred trustees’ fees	115,782
Other expenses	53,790

Total Liabilities	191,803,806

Net Assets	$942,910,176

Net Assets Consist of:
Paid in surplus	$801,166,897
Undistributed net investment income	8,796,227
Accumulated net realized gain	27,420,805
Unrealized appreciation on investments and affiliated investments	105,526,247

Net Assets	$942,910,176

Net Assets
Class A	$32,106,254
Class B	902,960,254
Class E	7,843,668
Capital Shares Outstanding*
Class A	2,738,049
Class B	77,452,793
Class E	671,399
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.73
Class B	11.66
Class E	11.68

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $660,015,011.
(b)	Includes securities loaned at value of $96,419,116.
(c)	Identified cost of affiliated investments was $367,598,410.
(d)	Includes securities loaned at value of $90,510,677.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$5,604,836
Dividends from affiliated investments	5,059,553
Securities lending income	568,274

Total investment income	11,232,663
Expenses
Management fees	1,461,194
Administration fees	10,997
Custodian and accounting fees	14,796
Distribution and service fees—Class B	1,108,218
Distribution and service fees—Class E	5,784
Audit and tax services	19,584
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	17,695
Insurance	3,045
Miscellaneous	7,017

Total expenses	2,693,032

Net Investment Income	8,539,631

Net Realized and Unrealized Gain
Net realized gain on:
Investments	5,650,500
Affiliated investments	29,876,358

Net realized gain	35,526,858

Net change in unrealized appreciation on:
Investments	31,500,282
Affiliated investments	5,882,589

Net change in unrealized appreciation	37,382,871

Net realized and unrealized gain	72,909,729

Net Increase in Net Assets From Operations	$81,449,360

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,539,631	$20,207,789
Net realized gain	35,526,858	6,463,749
Net change in unrealized appreciation	37,382,871	31,953,628

Increase in net assets from operations	81,449,360	58,625,166

From Distributions to Shareholders
Net investment income
Class A	(730,123)	(664,353)
Class B	(19,021,640)	(18,512,243)
Class E	(170,008)	(181,263)
Net realized capital gains
Class A	(329,984)	(1,763,641)
Class B	(9,586,303)	(55,536,729)
Class E	(82,095)	(514,509)

Total distributions	(29,920,153)	(77,172,738)

Decrease in net assets from capital share transactions	(13,420,962)	(3,540,397)

Total increase (decrease) in net assets	38,108,245	(22,087,969)

Net Assets
Beginning of period	904,801,931	926,889,900

End of period	$942,910,176	$904,801,931

Undistributed net investment income
End of period	$8,796,227	$20,178,367

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	135,596	$1,586,417	286,836	$3,172,759
Reinvestments	90,453	1,060,107	230,579	2,427,994
Redemptions	(113,599)	(1,322,087)	(266,849)	(2,927,595)

Net increase	112,450	$1,324,437	250,566	$2,673,158

Class B
Sales	1,779,345	$20,591,293	2,953,436	$32,321,274
Reinvestments	2,455,618	28,607,943	7,072,490	74,048,972
Redemptions	(5,512,517)	(63,837,589)	(10,302,849)	(112,654,416)

Net decrease	(1,277,554)	$(14,638,353)	(276,923)	$(6,284,170)

Class E
Sales	37,509	$435,725	109,405	$1,221,954
Reinvestments	21,603	252,103	66,327	695,772
Redemptions	(67,920)	(794,874)	(166,098)	(1,847,111)

Net increase (decrease)	(8,808)	$(107,046)	9,634	$70,615

Decrease derived from capital shares transactions		$(13,420,962)		$(3,540,397)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.10		$11.37	$12.55	$12.96	$11.66	$10.72

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.28	0.25	0.28	0.29	0.30
Net realized and unrealized gain (loss) on investments	0.92		0.47	(0.45)	0.40	1.75	1.30

Total from investment operations	1.04		0.75	(0.20)	0.68	2.04	1.60

Less Distributions
Distributions from net investment income	(0.28)		(0.28)	(0.29)	(0.28)	(0.29)	(0.25)
Distributions from net realized capital gains	(0.13)		(0.74)	(0.69)	(0.81)	(0.45)	(0.41)

Total distributions	(0.41)		(1.02)	(0.98)	(1.09)	(0.74)	(0.66)

Net Asset Value, End of Period	$11.73		$11.10	$11.37	$12.55	$12.96	$11.66

Total Return (%) (b)	9.35	(c)	7.04	(2.04)	5.69	18.34	15.32

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.34	(e)	0.34	0.34	0.34	0.33	0.35
Ratio of net investment income to average net assets (%) (f)	2.11	(e)	2.53	2.08	2.21	2.36	2.72
Portfolio turnover rate (%)	35	(c)	59	43	56	48	43
Net assets, end of period (in millions)	$32.1		$29.1	$27.0	$26.6	$24.1	$15.1

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.03		$11.29	$12.47	$12.89	$11.60	$10.67

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.25	0.22	0.24	0.24	0.26
Net realized and unrealized gain (loss) on investments	0.90		0.48	(0.46)	0.40	1.76	1.30

Total from investment operations	1.01		0.73	(0.24)	0.64	2.00	1.56

Less Distributions
Distributions from net investment income	(0.25)		(0.25)	(0.25)	(0.25)	(0.26)	(0.22)
Distributions from net realized capital gains	(0.13)		(0.74)	(0.69)	(0.81)	(0.45)	(0.41)

Total distributions	(0.38)		(0.99)	(0.94)	(1.06)	(0.71)	(0.63)

Net Asset Value, End of Period	$11.66		$11.03	$11.29	$12.47	$12.89	$11.60

Total Return (%) (b)	9.15	(c)	6.88	(2.31)	5.38	18.07	15.03

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.59	(e)	0.59	0.59	0.59	0.58	0.60
Ratio of net investment income to average net assets (%) (f)	1.84	(e)	2.23	1.80	1.94	2.01	2.33
Portfolio turnover rate (%)	35	(c)	59	43	56	48	43
Net assets, end of period (in millions)	$903.0		$868.1	$892.3	$972.1	$977.3	$830.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.05		$11.32	$12.50	$12.92	$11.62	$10.69

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.26	0.23	0.26	0.26	0.27
Net realized and unrealized gain (loss) on investments	0.91		0.47	(0.46)	0.39	1.76	1.30

Total from investment operations	1.02		0.73	(0.23)	0.65	2.02	1.57

Less Distributions
Distributions from net investment income	(0.26)		(0.26)	(0.26)	(0.26)	(0.27)	(0.23)
Distributions from net realized capital gains	(0.13)		(0.74)	(0.69)	(0.81)	(0.45)	(0.41)

Total distributions	(0.39)		(1.00)	(0.95)	(1.07)	(0.72)	(0.64)

Net Asset Value, End of Period	$11.68		$11.05	$11.32	$12.50	$12.92	$11.62

Total Return (%) (b)	9.23	(c)	6.90	(2.21)	5.48	18.25	15.12

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.49	(e)	0.49	0.49	0.49	0.48	0.50
Ratio of net investment income to average net assets (%) (f)	1.92	(e)	2.33	1.88	2.04	2.13	2.45
Portfolio turnover rate (%)	35	(c)	59	43	56	48	43
Net assets, end of period (in millions)	$7.8		$7.5	$7.6	$8.6	$8.6	$7.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The net asset value (“NAV”) of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $47,662,492. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$319,692,288	$0	$338,938,899

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$1,461,194	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying ETFs

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2017 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017
Consumer Discretionary Select Sector SPDR Fund	—	208,841	(208,841)	—
Financial Select Sector SPDR Fund	—	828,086	(828,086)	—
Health Care Select Sector SPDR Fund	—	247,143	—	247,143
Industrial Select Sector SPDR Fund	294,560	—	(13,068)	281,492
Materials Select Sector SPDR Fund	365,908	—	(365,908)	—
SPDR Bloomberg Barclays High Yield Bond ETF	1,750,429	24,360	(500,094)	1,274,695
SPDR Dow Jones International Real Estate ETF	688,013	—	(198,161)	489,852
SPDR Gold Shares	82,347	—	(82,347)	—
SPDR S&P 500 ETF Trust	1,265,882	95,344	(152,792)	1,208,434
SPDR S&P Dividend ETF	104,100	—	(104,100)	—
SPDR S&P International Small Cap ETF	885,787	23,225	(55,235)	853,777
SPDR S&P MidCap 400 ETF Trust	147,734	—	(147,734)	—
Technology Select Sector SPDR Fund	378,484	—	(47,231)	331,253

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of June 30, 2017
Consumer Discretionary Select Sector SPDR Fund	$11,783	$—	$—	$—
Financial Select Sector SPDR Fund	183,448	—	65,665	—
Health Care Select Sector SPDR Fund	—	—	76,076	19,583,611
Industrial Select Sector SPDR Fund	123,402	—	174,607	19,172,420

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of June 30, 2017
Materials Select Sector SPDR Fund	$1,897,151	$—	$—	$—
SPDR Bloomberg Barclays High Yield Bond ETF	(1,128,354)	—	1,488,557	47,418,654
SPDR Dow Jones International Real Estate ETF	(366,553)	—	283,551	18,663,361
SPDR Gold Shares	(662,162)	—	—	—
SPDR S&P 500 ETF Trust	18,421,331	—	2,703,628	292,199,341
SPDR S&P Dividend ETF	(63,684)	—	—	—
SPDR S&P International Small Cap ETF	53,757	—	—	28,482,001
SPDR S&P MidCap 400 ETF Trust	11,082,870	—	121,557	—
Technology Select Sector SPDR Fund	323,369	—	145,912	18,126,164

	$29,876,358	$—	$5,059,553	$443,645,552

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$19,357,859	$27,299,167	$57,814,879	$46,834,701	$77,172,738	$74,133,868

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$20,280,189	$9,604,817	$60,430,888	$—	$90,315,894

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-17

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
73,413,548	3,150,662	5,714,903

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	76,181,422	6,097,691
Robert Boulware	76,429,757	5,849,356
Susan C. Gause	76,367,248	5,911,865
Nancy Hawthorne	76,191,865	6,087,248
Barbara A. Nugent	76,442,876	5,836,237
John Rosenthal	76,283,393	5,995,720
Linda B. Strumpf	75,977,867	6,301,246
Dawn M. Vroegop	76,372,394	5,906,719

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the T. Rowe Price Large Cap Value Portfolio returned 7.05%, 6.90%, and 6.95%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 4.66%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rose in the first half of 2017, led by large cap and growth stocks, amid continued hopes for tax cuts and increased infrastructure spending—although neither has come to fruition yet. Strong first-quarter corporate earnings were supportive of equities markets, which were largely unfazed by lackluster first-quarter economic growth, two interest rate increases from the U.S. Federal Reserve, President Trump’s domestic political controversies, and increased geopolitical tensions. Stocks in developed non-U.S. markets strongly outperformed U.S. shares in dollar terms, as returns to U.S. investors were boosted by stronger non-U.S. currencies. Emerging market equities outperformed developed markets, helped by stronger currencies and an improving growth backdrop. Within the large cap value space, Health Care led returns, followed by Information Technology (“IT”) and Consumer Staples. Energy ended sharply down for the period, as did Telecommunication Services.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outpaced its benchmark, the Russell 1000 Value Index, for the six months ended June 30, 2017, with both ending in positive territory. Broadly speaking, both stock selection and sector allocation contributed to relative outperformance.

Energy was the leading contributor, due to a beneficial underweight and stock holdings that held their value better than their benchmark peers. A leading name in the Energy sector was Total S.A., which outperformed the broader Energy sector owing to its continued focus on cost control and its strong balance sheet. Both factors contributed to investor confidence in the firm during a period of falling oil prices. In this sector, we expect continued downward pressure on exploration costs, due mainly to better-than-expected U.S. shale production but also to global off-shore projects. This means that supply continues to grow despite lower prices, making it difficult to stabilize inventories and strike a balance between supply and demand. These factors have made us cautious in the sector, though valuations of select companies with asset optionality are becoming more compelling at current levels.

Financials was another area of relative strength, due to stock choices that included XL Group. This insurance company benefited from cost saving stemming from its 2015 acquisition of Catlin Group and a stable core loss ratio, as well as solid development and underwriting income. The Financials sector represents a large portion of the Portfolio. Though it has performed well in recent periods due to expectations of higher interest rates, potential corporate tax reform, and possible deregulation, we still find the risk/reward profiles of select Financials names compelling.

On the negative side, stock positioning in Utilities detracted for the period. Exelon was among the underperformers, amid uncertainty over whether several U.S. states would subsidize the company’s nuclear power plants in an environment where abundant natural gas has made nuclear power appear less cost effective. Among Utilities firms, we prefer to invest in a combination of regulated utilities and integrated utilities, with the latter offering stable income from their regulated segments and the potential for growth from the deregulated portions of their businesses.

In IT, the Portfolio’s stock holdings also underperformed, most notably Qualcomm. Shares traded sharply lower in response to investigations and litigation connected to the chip supplier’s patent licensing practices. We generally view the IT sector as cyclical, with many companies operating at different stages within their respective industries’ business cycles.

At period end, the Portfolio’s largest overweight relative to the benchmark was in the Industrials and Business Services sector, where we focused on companies that reach many different end markets, have strong business plans, and generate solid cash flows. The Portfolio was also overweight in IT, Consumer Discretionary, Materials, and Financials. In Consumer Staples, the Portfolio was essentially equal weight with the benchmark.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

The Portfolio’s most significant underweight was in Real Estate, where we view valuations as elevated and have tended to avoid the sector. At period end, the Portfolio maintained an underweight allocation in Telecommunication Services, Energy, Health Care, and Utilities as well. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Heather K. McPherson

Mark S. Finn

John D. Linehan

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Large Cap Value Portfolio
Class A	7.05	18.04	15.19	6.19	—
Class B	6.90	17.74	14.91	5.93	—
Class E	6.95	17.87	—	—	8.99
Russell 1000 Value Index	4.66	15.53	13.94	5.57	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.6
PG&E Corp.	2.8
Wells Fargo & Co.	2.7
Microsoft Corp.	2.7
Citigroup, Inc.	2.6
Morgan Stanley	2.6
Philip Morris International, Inc.	2.3
Johnson & Johnson	2.1
Total S.A.(ADR)	2.1
Pfizer, Inc.	2.0

Top Sectors

% of Net Assets
Financials	25.1
Health Care	13.8
Industrials	10.6
Information Technology	9.3
Energy	9.2
Consumer Staples	8.9
Consumer Discretionary	7.9
Utilities	6.7
Materials	3.6
Real Estate	1.3

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.54%	$1,000.00	$1,070.50	$2.77
	Hypothetical*	0.54%	$1,000.00	$1,022.12	$2.71

Class B(a)	Actual	0.79%	$1,000.00	$1,069.00	$4.05
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

Class E(a)	Actual	0.69%	$1,000.00	$1,069.50	$3.54
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—96.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.4%
Boeing Co. (The)	276,865	$54,750,054
Raytheon Co.	142,880	23,072,262
United Technologies Corp.	312,252	38,129,092

		115,951,408

Airlines—1.1%
Southwest Airlines Co. (a)	587,220	36,489,851

Automobiles—0.4%
General Motors Co.	410,045	14,322,872

Banks—13.3%
Citigroup, Inc.	1,330,462	88,981,298
Fifth Third Bancorp	2,446,507	63,511,322
JPMorgan Chase & Co.	1,713,351	156,600,281
U.S. Bancorp	997,080	51,768,394
Wells Fargo & Co.	1,661,980	92,090,312

		452,951,607

Beverages—1.6%
PepsiCo, Inc.	455,340	52,587,217

Biotechnology—0.7%
Gilead Sciences, Inc.	349,260	24,720,623

Building Products—1.6%
Johnson Controls International plc	1,220,625	52,926,300

Capital Markets—6.1%
Ameriprise Financial, Inc.	295,788	37,650,854
Bank of New York Mellon Corp. (The)	1,204,535	61,455,376
Invesco, Ltd. (a)	579,220	20,382,752
Morgan Stanley	1,991,535	88,742,800

		208,231,782

Chemicals—2.1%
CF Industries Holdings, Inc. (a)	861,700	24,093,132
E.I. du Pont de Nemours & Co.	574,025	46,329,558

		70,422,690

Commercial Services & Supplies—0.6%
Stericycle, Inc. (a) (b)	263,719	20,127,034

Communications Equipment—1.6%
Cisco Systems, Inc.	1,749,271	54,752,182

Construction Materials—0.7%
Vulcan Materials Co.	174,387	22,091,345

Consumer Finance—1.0%
American Express Co.	405,623	34,169,682

Containers & Packaging—0.9%
International Paper Co. (a)	528,235	29,903,383

Diversified Telecommunication Services—1.2%
Verizon Communications, Inc.	938,180	41,899,119

Electric Utilities—5.8%
Exelon Corp.	1,357,001	48,947,026
PG&E Corp.	1,433,574	95,146,307
Southern Co. (The) (a)	888,415	42,537,310
Westar Energy, Inc.	224,000	11,876,480

		198,507,123

Electronic Equipment, Instruments & Components—0.9%
TE Connectivity, Ltd.	408,145	32,112,849

Equity Real Estate Investment Trusts—1.3%
VEREIT, Inc.	2,626,577	21,380,337
Weyerhaeuser Co.	658,120	22,047,020

		43,427,357

Food & Staples Retailing—1.1%
Wal-Mart Stores, Inc.	492,940	37,305,699

Food Products—2.7%
Bunge, Ltd.	455,545	33,983,657
Tyson Foods, Inc. - Class A (a)	919,900	57,613,337

		91,596,994

Health Care Equipment & Supplies—3.5%
Becton Dickinson & Co. (a)	94,000	18,340,340
Hologic, Inc. (a) (b)	725,200	32,909,576
Medtronic plc	744,565	66,080,144

		117,330,060

Health Care Providers & Services—1.8%
Aetna, Inc.	392,450	59,585,684

Hotels, Restaurants & Leisure—1.5%
Carnival Corp.	412,035	27,017,135
Las Vegas Sands Corp. (a)	361,450	23,093,040

		50,110,175

Household Products—0.9%
Procter & Gamble Co. (The)	360,396	31,408,511

Industrial Conglomerates—1.4%
General Electric Co.	1,735,441	46,874,261

Insurance—4.6%
American International Group, Inc.	265,000	16,567,800
Chubb, Ltd.	116,852	16,987,944
Loews Corp.	842,270	39,426,659
Marsh & McLennan Cos., Inc.	575,463	44,863,095
XL Group, Ltd.	892,710	39,100,698

		156,946,196

Leisure Products—0.6%
Mattel, Inc. (a)	997,040	21,466,271

Life Sciences Tools & Services—0.7%
Thermo Fisher Scientific, Inc.	131,262	22,901,281

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—1.8%
Cummins, Inc. (a)	129,875	$21,068,322
Illinois Tool Works, Inc.	288,060	41,264,595

		62,332,917

Media—3.9%
Comcast Corp. - Class A	1,485,237	57,805,424
News Corp. - Class A	1,619,381	22,185,520
Twenty-First Century Fox, Inc. - Class B	1,934,981	53,927,920

		133,918,864

Multiline Retail—0.5%
Kohl’s Corp. (a)	452,440	17,495,855

Oil, Gas & Consumable Fuels—9.2%
Apache Corp. (a)	555,625	26,631,106
Canadian Natural Resources, Ltd.	864,585	24,934,631
EQT Corp. (a)	324,735	19,026,224
Exxon Mobil Corp.	757,370	61,142,480
Hess Corp. (a)	614,120	26,941,444
Occidental Petroleum Corp.	664,010	39,754,279
Royal Dutch Shell plc - Class A (ADR)	333,305	17,728,493
Total S.A. (ADR) (a)	1,422,559	70,544,701
TransCanada Corp.	576,586	27,485,855

		314,189,213

Personal Products—0.3%
Coty, Inc. - Class A (a)	621,229	11,654,256

Pharmaceuticals—7.0%
Bristol-Myers Squibb Co.	141,265	7,871,286
Johnson & Johnson	534,925	70,765,228
Merck & Co., Inc.	1,030,480	66,043,463
Perrigo Co. plc (a)	358,890	27,103,373
Pfizer, Inc.	1,983,270	66,618,039

		238,401,389

Road & Rail—0.7%
Canadian Pacific Railway, Ltd.	151,575	24,374,776

Semiconductors & Semiconductor Equipment—3.0%
Applied Materials, Inc.	763,295	31,531,716
QUALCOMM, Inc.	842,895	46,544,662
Texas Instruments, Inc.	287,528	22,119,529

		100,195,907

Software—2.7%
Microsoft Corp.	1,326,426	91,430,544

Specialty Retail—1.0%
Lowe’s Cos., Inc.	423,330	32,820,775

Technology Hardware, Storage & Peripherals—1.1%
Apple, Inc.	249,455	35,926,509

Tobacco—2.3%
Philip Morris International, Inc.	672,610	78,998,044

Total Common Stocks (Cost $2,673,862,550)		3,282,858,605

Convertible Preferred Stocks—1.0%

Electric Utilities—0.8%
NextEra Energy, Inc.
6.123%, 09/01/19 (a)	518,739	28,017,093

Health Care Equipment & Supplies—0.2%
Becton Dickinson and Co.
6.125%, 05/01/20	127,224	6,969,331

Total Convertible Preferred Stocks (Cost $31,890,202)		34,986,424

Short-Term Investment—2.2%

Mutual Fund—2.2%
T. Rowe Price Treasury Reserve Fund (c)	75,092,034	75,092,034

Total Short-Term Investments (Cost $75,092,034)		75,092,034

Securities Lending Reinvestments (d)—6.0%

Certificates of Deposit—3.4%
ABN AMRO Bank NV
Zero Coupon, 09/05/17	4,979,088	4,989,500
Bank of Montreal
1.130%, 07/07/17	3,000,000	2,999,970
Bank of Montreal Chicago
1.276%, 09/06/17 (e)	7,500,000	7,501,380
Bank of Nova Scotia Houston
1.492%, 11/03/17 (e)	3,000,000	3,002,962
Bank of Tokyo-Mitsubishi, Ltd.
1.510%, 08/18/17	1,009,256	1,001,110
1.602%, 11/16/17 (e)	4,000,000	4,003,904
BNP Paribas New York
1.524%, 08/04/17 (e)	2,000,000	2,000,238
Canadian Imperial Bank
1.630%, 10/27/17 (e)	1,000,000	1,001,125
Credit Suisse AG New York
1.314%, 11/07/17 (e)	3,000,000	3,000,243
1.466%, 10/25/17 (e)	1,000,000	1,000,059
DG Bank New York
1.140%, 07/03/17	4,000,000	3,999,960
DNB NOR Bank ASA
1.412%, 07/28/17 (e)	900,000	900,113
KBC Bank NV
Zero Coupon, 09/08/17	1,494,843	1,496,715
1.220%, 07/26/17	4,000,000	4,000,000
1.220%, 07/27/17	5,500,000	5,500,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	4,000,000	$3,999,960
Mitsubishi UFJ Trust and Banking Corp. 1.401%, 09/01/17 (e)	7,500,000	7,504,542
Mizuho Bank, Ltd., New York 1.400%, 11/27/17 (e)	10,000,000	9,995,400
1.451%, 09/01/17 (e)	1,000,000	1,000,218
National Australia Bank London 1.480%, 11/09/17 (e)	9,000,000	9,007,290
Norinchukin Bank New York 1.687%, 07/12/17 (e)	4,500,000	4,500,544
Royal Bank of Canada New York 1.532%, 03/20/18 (e)	4,000,000	4,002,880
Sumitomo Mitsui Banking Corp. 1.480%, 08/09/17	2,018,467	2,000,460
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (e)	3,000,000	2,999,727
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (e)	5,500,000	5,499,598
1.342%, 11/16/17 (e)	2,500,000	2,499,843
1.466%, 10/26/17 (e)	1,500,000	1,500,384
1.552%, 08/16/17 (e)	2,200,000	2,200,662
Toronto Dominion Bank New York 1.467%, 03/13/18 (e)	9,000,000	9,006,687
1.475%, 01/10/18 (e)	1,000,000	1,001,663
UBS, Stamford 1.722%, 07/31/17 (e)	2,402,453	2,401,371
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (e)	1,000,000	1,000,894

		116,519,402

Commercial Paper—0.7%
Commonwealth Bank Australia 1.391%, 03/01/18	4,000,000	4,003,117
Erste Abwicklungsanstalt 1.379%, 07/18/17 (e)	5,000,000	5,000,290
ING Funding LLC 1.234%, 12/07/17 (e)	2,000,000	2,000,691
1.277%, 11/13/17 (e)	4,250,000	4,249,690
LMA S.A. & LMA Americas 1.170%, 07/20/17	3,490,218	3,497,770
Ridgefield Funding Co. LLC 1.434%, 09/07/17 (e)	200,000	200,080
Sheffield Receivables Co. 1.190%, 07/28/17	2,990,678	2,997,180
Westpac Banking Corp. 1.506%, 10/20/17 (e)	1,500,000	1,501,495

		23,450,313

Repurchase Agreements—1.5%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $400,020 on 07/03/17, collateralized by $416,377 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $407,984.	399,984	399,984
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $2,000,183 on 07/03/17, collateralized by $1,992,314 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $2,040,000.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $3,000,300 on 07/03/17, collateralized by $3,050,200 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $3,060,009.	3,000,000	3,000,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $8,006,200 on 07/03/17, collateralized by $1,739 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $8,894,588.	8,000,000	8,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $1,004,845 on 09/29/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $10,009,264 on 07/07/17, collateralized by $9,016,826 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $10,206,659.	10,000,000	10,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $2,032,395 on 10/02/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $8,061,180 on 10/02/17, collateralized by various Common Stock with a value of $8,800,001.	8,000,000	8,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*		Value

Repurchase Agreements—(Continued)
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $2,000,197 on 07/03/17, collateralized by $3,003,526 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $2,040,000.	2,000,000		$2,000,000
Royal Bank of Scotland Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $15,003,092 on 07/07/17, collateralized by $15,316,567 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $15,300,422.	15,000,000		15,000,000

			51,399,984

Time Deposits—0.4%
ABN AMRO Bank NV 1.180%, 07/07/17	2,000,000		2,000,000
Australia New Zealand Bank 1.150%, 07/03/17	80,020		80,020
Credit Industriel et Commercial 1.100%, 07/03/17	2,000,000		2,000,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	100,000		100,000
Shinkin Central Bank 1.330%, 07/26/17	8,000,000		8,000,000
Standard Chartered plc 1.200%, 07/03/17	500,000		500,000

			12,680,020

Total Securities Lending Reinvestments (Cost $204,011,532)			204,049,719

Total Investments—105.8% (Cost $2,984,856,318) (f)			3,596,986,782
Other assets and liabilities (net)— (5.8)%			(198,445,146)

Net Assets—100.0%			$3,398,541,636

*		Principal amount stated in U.S. dollars unless otherwise noted.
(a)		All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $199,489,801 and the collateral received consisted of cash in the amount of $204,015,006. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)		Non-income producing security.
(c)		Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)		Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(e)		Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(f)		As of June 30, 2017, the aggregate cost of investments was $2,984,856,318. The aggregate unrealized appreciation and depreciation of investments were $687,091,715 and $(74,961,251), respectively, resulting in net unrealized appreciation of $612,130,464.
(ADR)—		An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,282,858,605	$—	$—	$3,282,858,605
Total Convertible Preferred Stocks*	34,986,424	—	—	34,986,424
Total Short-Term Investment*	75,092,034	—	—	75,092,034
Total Securities Lending Reinvestments*	—	204,049,719	—	204,049,719
Total Investments	$3,392,937,063	$204,049,719	$—	$3,596,986,782

Collateral for Securities Loaned (Liability)	$—	$(204,015,006)	$—	$(204,015,006)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a)(b)	$3,521,894,748
Affiliated investments at value (c)	75,092,034
Cash	1,502,827
Cash denominated in foreign currencies (d)	20
Receivable for:
Investments sold	11,987,894
Fund shares sold	132,047
Dividends	5,828,023
Dividends on affiliated investments	53,033

Total Assets	3,616,490,626
Liabilities
Collateral for securities loaned	204,015,006
Payables for:
Investments purchased	10,869,259
Fund shares redeemed	899,853
Accrued Expenses:
Management fees	1,452,467
Distribution and service fees	251,909
Deferred trustees’ fees	115,782
Other expenses	344,714

Total Liabilities	217,948,990

Net Assets	$3,398,541,636

Net Assets Consist of:
Paid in surplus	$2,598,523,949
Undistributed net investment income	35,043,489
Accumulated net realized gain	152,839,375
Unrealized appreciation on investments and foreign currency transactions	612,134,823

Net Assets	$3,398,541,636

Net Assets
Class A	$2,004,132,170
Class B	978,021,542
Class E	416,387,924
Capital Shares Outstanding*
Class A	61,935,588
Class B	30,430,673
Class E	12,918,051
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$32.36
Class B	32.14
Class E	32.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,909,764,284.
(b)	Includes securities loaned at value of $199,489,801.
(c)	Identified cost of affiliated investments was $75,092,034.
(d)	Identified cost of cash denominated in foreign currencies was $19.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$42,124,954
Dividends from affiliated investments	221,278
Securities lending income	778,962

Total investment income	43,125,194
Expenses
Management fees	9,380,052
Administration fees	52,150
Custodian and accounting fees	79,389
Distribution and service fees—Class B	1,210,972
Distribution and service fees—Class E	311,272
Audit and tax services	20,657
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	66,009
Insurance	10,910
Miscellaneous	16,140

Total expenses	11,192,253
Less management fee waiver	(786,134)
Less broker commission recapture	(14,096)

Net expenses	10,392,023

Net Investment Income	32,733,171

Net Realized and Unrealized Gain
Net realized gain on:
Investments	166,027,108
Foreign currency transactions	1,691

Net realized gain	166,028,799

Net change in unrealized appreciation on:
Investments	25,774,455
Foreign currency transactions	4,582

Net change in unrealized appreciation	25,779,037

Net realized and unrealized gain	191,807,836

Net Increase in Net Assets From Operations	$224,541,007

(a)	Net of foreign withholding taxes of $600,622.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,733,171	$76,857,430
Net realized gain	166,028,799	276,791,764
Net change in unrealized appreciation	25,779,037	123,633,546

Increase in net assets from operations	224,541,007	477,282,740

From Distributions to Shareholders
Net investment income
Class A	(44,529,024)	(56,050,168)
Class B	(19,682,397)	(25,390,193)
Class E	(8,735,747)	(11,600,242)
Net realized capital gains
Class A	(167,857,229)	(213,616,315)
Class B	(82,863,164)	(106,363,622)
Class E	(35,210,529)	(46,823,835)

Total distributions	(358,878,090)	(459,844,375)

Increase in net assets from capital share transactions	266,349,196	1,589,111

Total increase in net assets	132,012,113	19,027,476

Net Assets
Beginning of period	3,266,529,523	3,247,502,047

End of period	$3,398,541,636	$3,266,529,523

Undistributed net investment income
End of period	$35,043,489	$75,257,486

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	2,546,763	$90,416,574	304,976	$10,079,616
Reinvestments	6,567,293	212,386,253	8,950,099	269,666,483
Redemptions	(2,864,965)	(100,132,541)	(9,287,369)	(307,497,293)

Net increase (decrease)	6,249,091	$202,670,286	(32,294)	$(27,751,194)

Class B
Sales	788,942	$27,279,166	1,871,063	$61,285,566
Reinvestments	3,191,583	102,545,561	4,399,126	131,753,815
Redemptions	(2,356,984)	(81,431,929)	(5,020,615)	(163,665,260)

Net increase	1,623,541	$48,392,798	1,249,574	$29,374,121

Class E
Sales	279,048	$9,650,254	429,372	$14,094,760
Reinvestments	1,363,944	43,946,276	1,945,524	58,424,077
Redemptions	(1,106,223)	(38,310,418)	(2,220,987)	(72,552,653)

Net increase	536,769	$15,286,112	153,909	$(33,816)

Increase derived from capital shares transactions		$266,349,196		$1,589,111

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$33.81		$34.09	$35.94	$32.15	$24.42	$21.00

Income (Loss) from Investment Operations
Net investment income (a)	0.36		0.82	0.66	0.57	0.48	0.47
Net realized and unrealized gain (loss) on investments	2.02		4.08	(1.82)	3.73	7.74	3.33

Total from investment operations	2.38		4.90	(1.16)	4.30	8.22	3.80

Less Distributions
Distributions from net investment income	(0.80)		(1.08)	(0.62)	(0.51)	(0.49)	(0.38)
Distributions from net realized capital gains	(3.03)		(4.10)	(0.07)	0.00	0.00	0.00

Total distributions	(3.83)		(5.18)	(0.69)	(0.51)	(0.49)	(0.38)

Net Asset Value, End of Period	$32.36		$33.81	$34.09	$35.94	$32.15	$24.42

Total Return (%) (b)	7.05	(c)	16.20	(3.31)	13.57	34.09	18.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.59	0.59	0.59	0.59	0.59
Net ratio of expenses to average net assets (%) (e)(f)	0.54	(d)	0.56	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	2.09	(d)	2.51	1.88	1.69	1.69	2.06
Portfolio turnover rate (%)	16	(c)	27	33	19 (g)	14	15
Net assets, end of period (in millions)	$2,004.1		$1,882.7	$1,899.2	$2,176.5	$2,580.1	$2,019.1

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$33.57		$33.86	$35.71	$31.95	$24.27	$20.87

Income (Loss) from Investment Operations
Net investment income (a)	0.31		0.74	0.57	0.48	0.41	0.41
Net realized and unrealized gain (loss) on investments	2.01		4.05	(1.83)	3.71	7.70	3.31

Total from investment operations	2.32		4.79	(1.26)	4.19	8.11	3.72

Less Distributions
Distributions from net investment income	(0.72)		(0.98)	(0.52)	(0.43)	(0.43)	(0.32)
Distributions from net realized capital gains	(3.03)		(4.10)	(0.07)	0.00	0.00	0.00

Total distributions	(3.75)		(5.08)	(0.59)	(0.43)	(0.43)	(0.32)

Net Asset Value, End of Period	$32.14		$33.57	$33.86	$35.71	$31.95	$24.27

Total Return (%) (b)	6.90	(c)	15.94	(3.59)	13.28	33.77	17.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.84	0.84	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (e)(f)	0.79	(d)	0.81	0.81	0.81	0.81	0.81
Ratio of net investment income to average net assets (%)	1.83	(d)	2.26	1.63	1.45	1.44	1.81
Portfolio turnover rate (%)	16	(c)	27	33	19 (g)	14	15
Net assets, end of period (in millions)	$978.0		$967.0	$933.1	$1,094.7	$1,065.2	$904.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014(h)
Net Asset Value, Beginning of Period	$33.67		$33.95	$35.82	$32.61

Income (Loss) from Investment Operations
Net investment income (a)	0.33		0.77	0.60	0.39
Net realized and unrealized gain (loss) on investments	2.01		4.07	(1.82)	2.82

Total from investment operations	2.34		4.84	(1.22)	3.21

Less Distributions
Distributions from net investment income	(0.75)		(1.02)	(0.58)	0.00
Distributions from net realized capital gains	(3.03)		(4.10)	(0.07)	0.00

Total distributions	(3.78)		(5.12)	(0.65)	0.00

Net Asset Value, End of Period	$32.23		$33.67	$33.95	$35.82

Total Return (%) (b)	6.95	(c)	16.06	(3.48)	9.84	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)	0.74	0.74	0.74	(d)
Net ratio of expenses to average net assets (%) (e)(f)	0.69	(d)	0.71	0.71	0.71	(d)
Ratio of net investment income to average net assets (%)	1.93	(d)	2.36	1.73	1.65	(d)
Portfolio turnover rate (%)	16	(c)	27	33	19	(g)
Net assets, end of period (in millions)	$416.4		$416.9	$415.2	$496.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waiver on average net assets was 0.02% for the six months ended June 30, 2017 and the year ended December 31, 2016. (see Note 5 of the Notes to Financial Statements).
(g)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.
(h)	Commencement of operations was April 23, 2014.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances, convertible preferred stock, real estate investment trusts (“REITs”) and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $51,399,984. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$524,403,629	$0	$590,806,030

During the six months ended June 30, 2017, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $24,745,242 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.570% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2017 were $9,380,052.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	All Assets

An identical agreement was in place for the period October 17, 2016 to April 30, 2017. Amounts waived for the period ended June 30, 2017 amounted to $411,406 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisersat any time. Amounts voluntarily waived for the six months ended June 30, 2017 amounted to $374,728 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2017 is as follows:

Security Description	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017	Realized Gain on shares sold	Income earned from affiliates during the period	Ending Value as of June 30, 2017
T. Rowe Price Treasury Reserve Fund	56,606,513	180,273,545	(161,788,024)	75,092,034	$—	$221,278	$75,092,034

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$95,726,498	$58,173,495	$364,117,877	$7,383,392	$459,844,375	$65,556,887

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$100,938,013	$258,521,751	$574,996,828	$—	$934,456,592

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-19

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
89,520,524	2,571,350	5,906,668

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	92,606,199	5,392,344
Robert Boulware	92,547,790	5,450,752
Susan C. Gause	92,818,726	5,179,817
Nancy Hawthorne	92,883,639	5,114,904
Barbara A. Nugent	92,861,155	5,137,388
John Rosenthal	92,620,977	5,377,565
Linda B. Strumpf	92,773,480	5,225,063
Dawn M. Vroegop	92,661,202	5,337,340

BHFTI-20

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A, B and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 14.85%, 14.67%, and 14.76%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 11.40%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rose in the first half of 2017, led by large cap and growth stocks, amid continued hopes for tax cuts and increased infrastructure spending—although neither has come to fruition yet. Strong first-quarter corporate earnings were supportive of equities markets, which were largely unfazed by lackluster first-quarter economic growth, two interest rate increases from the U.S. Federal Reserve, President Trump’s domestic political controversies, and increased geopolitical tensions. Stocks in developed non-U.S. markets strongly outperformed U.S. shares in dollar terms, as returns to U.S. investors were boosted by stronger non-U.S. currencies. Emerging market equities outperformed developed markets, helped by stronger currencies and an improving growth backdrop. Within the mid cap growth space, Health Care was the leading performer, followed by Information Technology (“IT”). The Energy sector ended sharply down for the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six months ended June 30, 2017, the Portfolio outperformed the Russell Midcap Growth Index. At the overall sector level, stock selection was mainly responsible for excess returns, while sector allocation also had a positive impact.

Stock selection in Industrials and Business Services contributed the most to relative outperformance for the period. Among the leading names in the sector were IHS Markit, IDEX, and Roper Technologies. IHS Markit, which resulted from a merger between IHS and Markit, provides proprietary data, analytics, indices, and pricing services for clients in the Energy, Financials, and Industrial sectors. Shares rose due to improving organic revenue growth and its recent inclusion in the S&P 500 Index. IDEX produces pumps, flow meters, and engineered components for markets that include process control, fluid handling, and medical uses. Better-than-expected organic revenue growth, stemming from rising project activity in North America, boosted shares this quarter. Roper Technologies is a multi-industry company with a focus on growth through acquisition, which operates businesses that design and develop software and engineered produces and solution for a wide range of end markets. The firm benefited from a return to strong organic growth across all segments and margin expansion in the company’s legacy industrial and energy segments. In the Industrials and Business Services sector, we favor well-run companies with exposure to high-growth end markets, and we believe we are still in the early stages of a manufacturing rebound.

Consumer Discretionary was another area of strength due to stock choices that included Coach and Norwegian Cruise Line Holdings. Coach is a leader in the affordable luxury accessory market, with a focus on women’s handbags. The company’s full-price selling strategy and better-than-expected in-store sales in North America led to profits that exceeded analyst expectations. The acquisition of Kate Spade also helped, as investors anticipated cost synergies and increased market share within the millennial age bracket. Norwegian Cruise Line Holdings is the third-largest cruise operator in the world. Strong ticket sales for Caribbean, Alaskan, and Hawaiian itineraries and renewed interest in European destinations among North American consumers drove higher-than-expected earnings and an upward revision of management’s outlook, more than outweighing concerns about rising costs. We remained cautious in the Consumer Discretionary sector, and the Portfolio’s overall allocation to the sector remains lower than it has been historically. Many company management teams expect single-digit store traffic declines for the foreseeable future as spending continues to shift from brick-and-mortar to online. As a result, incremental shipping expenses may offset or even overwhelm in-store cost savings.

Stock selection in Financials also boosted relative results. Fidelity National Financial, a leading provider of title insurance and mortgage service, contributed to performance. Positive trends in residential and commercial real estate led to better-than-expected results and profit margins. At period end, the Portfolio’s largest exposures in Financials were in the capital markets and insurance industries. In our view, Financials should benefit from deregulation, some of which can be accomplished without legislation.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was overweight relative to the benchmark in the Health Care, Industrials and Business Services, and Financials sectors. The Portfolio was roughly in line with the benchmark in Utilities and was underweight the benchmark in IT, Consumer Discretionary, Real Estate, Consumer Staples, Energy, Materials, and Telecommunication Services. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	14.85	20.30	16.47	10.12
Class B	14.67	20.00	16.18	9.85
Class E	14.76	20.06	16.29	9.97
Russell Midcap Growth Index	11.40	17.05	14.19	7.87

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Teleflex, Inc.	2.0
Willis Towers Watson plc	2.0
Textron, Inc.	2.0
FNF Group	1.7
Fiserv, Inc.	1.7
Hologic, Inc.	1.7
IDEX Corp.	1.7
Coach, Inc.	1.7
Microchip Technology, Inc.	1.6
Roper Technologies, Inc.	1.6

Top Sectors

% of Net Assets
Information Technology	21.0
Health Care	20.3
Industrials	19.5
Consumer Discretionary	13.3
Financials	9.9
Materials	5.6
Consumer Staples	2.5
Energy	0.9
Real Estate	0.2

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.74%	$1,000.00	$1,148.50	$3.94
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class B(a)	Actual	0.99%	$1,000.00	$1,146.70	$5.27
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

Class E(a)	Actual	0.89%	$1,000.00	$1,147.60	$4.74
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—92.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.8%
BWX Technologies, Inc.	11,392	$555,360
DigitalGlobe, Inc. (a) (b)	277,000	9,224,100
MacDonald Dettwiler & Associates, Ltd. (b)	107,971	5,618,355
Rockwell Collins, Inc.	154,000	16,182,320
Textron, Inc.	728,000	34,288,800

		65,868,935

Airlines—0.3%
United Continental Holdings, Inc. (a)	77,000	5,794,250

Automobiles—0.4%
Ferrari NV	72,000	6,193,440
Tesla, Inc. (a) (b)	3,000	1,084,830

		7,278,270

Banks—0.2%
Webster Financial Corp. (b)	71,000	3,707,620

Biotechnology—3.1%
Alkermes plc (a)	337,000	19,535,890
Alnylam Pharmaceuticals, Inc. (a) (b)	91,000	7,258,160
Bioverativ, Inc. (a)	31,000	1,865,270
Incyte Corp. (a)	68,000	8,561,880
Kite Pharma, Inc. (a) (b)	46,000	4,768,820
TESARO, Inc. (a) (b)	22,000	3,076,920
Vertex Pharmaceuticals, Inc. (a)	66,000	8,505,420

		53,572,360

Building Products—0.9%
Allegion plc (b)	185,000	15,007,200
Fortune Brands Home & Security, Inc.	22,000	1,435,280

		16,442,480

Capital Markets—3.8%
CBOE Holdings, Inc.	270,000	24,678,000
FactSet Research Systems, Inc. (b)	31,000	5,151,580
MSCI, Inc.	108,000	11,122,920
Oaktree Capital Group LLC	62,000	2,889,200
TD Ameritrade Holding Corp.	506,000	21,752,940

		65,594,640

Chemicals—3.0%
Air Products & Chemicals, Inc.	123,000	17,596,380
Ashland Global Holdings, Inc. (b)	97,000	6,393,270
RPM International, Inc. (b)	245,000	13,364,750
Valvoline, Inc.	651,000	15,441,720

		52,796,120

Commercial Services & Supplies—1.8%
KAR Auction Services, Inc.	247,000	10,366,590
Waste Connections, Inc.	324,000	20,872,080

		31,238,670

Communications Equipment—1.2%
Harris Corp.	185,000	20,179,800

Construction Materials—0.6%
Martin Marietta Materials, Inc.	46,000	10,238,680

Consumer Finance—0.4%
SLM Corp. (a)	535,000	6,152,500

Containers & Packaging—1.4%
Ardagh Group S.A.	35,000	791,350
Ball Corp.	555,681	23,455,295

		24,246,645

Electrical Equipment—1.8%
Acuity Brands, Inc. (b)	37,000	7,521,360
Sensata Technologies Holding NV (a) (b)	577,000	24,649,440

		32,170,800

Electronic Equipment, Instruments & Components—1.7%
Cognex Corp.	40,000	3,396,000
Keysight Technologies, Inc. (a)	621,000	24,175,530
National Instruments Corp.	62,000	2,493,640

		30,065,170

Equity Real Estate Investment Trusts—0.2%
SBA Communications Corp. (a)	25,000	3,372,500

Food & Staples Retailing—1.1%
Casey’s General Stores, Inc. (b)	93,000	9,961,230
Sprouts Farmers Market, Inc. (a) (b)	432,000	9,793,440

		19,754,670

Food Products—1.3%
Blue Buffalo Pet Products, Inc. (a) (b)	31,000	707,110
Conagra Brands, Inc.	223,637	7,997,259
TreeHouse Foods, Inc. (a)	174,817	14,280,801

		22,985,170

Health Care Equipment & Supplies—7.9%
Cooper Cos., Inc. (The) (b)	114,000	27,293,880
DENTSPLY SIRONA, Inc. (b)	260,000	16,858,400
Hologic, Inc. (a)	645,000	29,270,100
IDEXX Laboratories, Inc. (a)	22,000	3,551,240
Intuitive Surgical, Inc. (a)	18,000	16,836,660
Teleflex, Inc. (b)	169,000	35,111,440
West Pharmaceutical Services, Inc. (b)	92,000	8,695,840

		137,617,560

Health Care Providers & Services—3.7%
Acadia Healthcare Co., Inc. (a) (b)	163,000	8,048,940
Envision Healthcare Corp. (a) (b)	357,000	22,373,190
Henry Schein, Inc. (a)	77,000	14,092,540
MEDNAX, Inc. (a) (b)	322,000	19,439,140

		63,953,810

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.5%
athenahealth, Inc. (a) (b)	25,000	$3,513,750
Veeva Systems, Inc. - Class A (a) (b)	78,000	4,782,180

		8,295,930

Hotels, Restaurants & Leisure—5.1%
Aramark	278,000	11,392,440
Marriott International, Inc. - Class A	200,000	20,062,000
MGM Resorts International	442,000	13,830,180
Norwegian Cruise Line Holdings, Ltd. (a) (b)	522,000	28,339,380
Royal Caribbean Cruises, Ltd.	61,000	6,663,030
Vail Resorts, Inc.	46,000	9,330,180

		89,617,210

Industrial Conglomerates—1.6%
Roper Technologies, Inc.	123,000	28,478,190

Insurance—5.0%
FNF Group	675,000	30,260,250
Progressive Corp. (The)	476,000	20,986,840
Willis Towers Watson plc	241,000	35,055,860

		86,302,950

Internet & Direct Marketing Retail—0.2%
TripAdvisor, Inc. (a) (b)	92,000	3,514,400

Internet Software & Services—2.1%
CoStar Group, Inc. (a)	10,701	2,820,783
IAC/InterActiveCorp (a)	104,886	10,828,431
Match Group, Inc. (a) (b)	155,000	2,693,900
VeriSign, Inc. (a) (b)	169,000	15,710,240
Zillow Group, Inc. - Class A (a)	44,000	2,148,960
Zillow Group, Inc. - Class C (a) (b)	44,000	2,156,440

		36,358,754

IT Services—7.6%
Black Knight Financial Services, Inc. - Class A (a) (b)	48,000	1,965,600
CoreLogic, Inc. (a)	314,000	13,621,320
CSRA, Inc.	295,595	9,385,141
Fidelity National Information Services, Inc.	108,000	9,223,200
Fiserv, Inc. (a)	246,000	30,095,640
FleetCor Technologies, Inc. (a) (b)	101,000	14,565,210
Gartner, Inc. (a)	62,000	7,657,620
Global Payments, Inc.	199,000	17,973,680
Sabre Corp. (b)	370,000	8,054,900
Vantiv, Inc. - Class A (a)	306,000	19,382,040

		131,924,351

Life Sciences Tools & Services—3.7%
Agilent Technologies, Inc.	429,000	25,443,990
Bruker Corp.	621,000	17,909,640
Illumina, Inc. (a)	49,000	8,502,480
Mettler-Toledo International, Inc. (a)	6,000	3,531,240
Quintiles IMS Holdings, Inc. (a) (b)	111,000	9,934,500

		65,321,850

Machinery—4.4%
Colfax Corp. (a)	137,000	5,393,690
Fortive Corp.	230,000	14,570,500
Gardner Denver Holdings, Inc. (a)	152,000	3,284,720
IDEX Corp. (b)	258,000	29,156,580
Middleby Corp. (The) (a)	47,588	5,782,418
WABCO Holdings, Inc. (a)	46,000	5,865,460
Xylem, Inc. (b)	230,000	12,748,900

		76,802,268

Metals & Mining—0.6%
Franco-Nevada Corp.	139,000	10,030,240

Multiline Retail—1.4%
Dollar General Corp.	337,000	24,294,330

Oil, Gas & Consumable Fuels—0.9%
ARC Resources, Ltd.	251,000	3,282,665
Centennial Resource Development, Inc. - Class A (a) (c)	63,000	896,994
Centennial Resource Development, Inc. - Class A (a) (b)	233,000	3,686,060
Concho Resources, Inc. (a)	68,000	8,264,040

		16,129,759

Pharmaceuticals—1.4%
Catalent, Inc. (a) (b)	368,000	12,916,800
Zoetis, Inc.	185,000	11,540,300

		24,457,100

Professional Services—3.6%
Equifax, Inc. (b)	184,000	25,285,280
IHS Markit, Ltd. (a)	372,811	16,418,597
TransUnion (a)	93,000	4,027,830
Verisk Analytics, Inc. (a)	191,000	16,114,670

		61,846,377

Real Estate Management & Development—0.1%
WeWork Cos., Inc. - Class A (a) (c) (d)	47,810	2,477,036

Road & Rail—1.2%
J.B. Hunt Transport Services, Inc.	77,000	7,036,260
Kansas City Southern	108,000	11,302,200
Old Dominion Freight Line, Inc. (b)	31,000	2,952,440

		21,290,900

Semiconductors & Semiconductor Equipment—3.7%
KLA-Tencor Corp.	99,000	9,059,490
Marvell Technology Group, Ltd. (b)	438,000	7,235,760
Microchip Technology, Inc. (b)	371,000	28,633,780
Microsemi Corp. (a) (b)	60,202	2,817,454
NXP Semiconductors NV (a)	15,000	1,641,750
Xilinx, Inc. (b)	245,000	15,758,400

		65,146,634

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—4.8%
Atlassian Corp. plc - Class A (a)	214,000	$7,528,520
Electronic Arts, Inc. (a)	117,000	12,369,240
Guidewire Software, Inc. (a) (b)	68,000	4,672,280
Red Hat, Inc. (a)	215,000	20,586,250
ServiceNow, Inc. (a) (b)	31,000	3,286,000
Splunk, Inc. (a) (b)	136,000	7,737,040
SS&C Technologies Holdings, Inc.	247,000	9,487,270
Tableau Software, Inc. - Class A (a) (b)	111,000	6,800,970
Workday, Inc. - Class A (a) (b)	108,000	10,476,000

		82,943,570

Specialty Retail—4.1%
AutoZone, Inc. (a)	31,000	17,684,260
Burlington Stores, Inc. (a)	92,000	8,463,080
CarMax, Inc. (a) (b)	230,000	14,503,800
Dick’s Sporting Goods, Inc. (b)	63,000	2,509,290
L Brands, Inc. (b)	137,000	7,382,930
Michaels Cos., Inc. (The) (a) (b)	462,000	8,556,240
O’Reilly Automotive, Inc. (a) (b)	55,000	12,030,700

		71,130,300

Textiles, Apparel & Luxury Goods—2.1%
Carter’s, Inc.	12,000	1,067,400
Coach, Inc.	614,000	29,066,760
PVH Corp.	56,000	6,412,000

		36,546,160

Total Common Stocks (Cost $1,104,472,794)		1,615,938,959

Convertible Preferred Stocks—0.5%

Real Estate Management & Development—0.5%
WeWork Cos., Inc. - Series D1 (a) (c) (d)	89,839	4,654,559
WeWork Cos., Inc. - Series D2 (a) (c) (d)	70,588	3,657,164

Total Convertible Preferred Stocks (Cost $2,671,296)		8,311,723

Short-Term Investment—5.9%

Mutual Fund—5.9%
T. Rowe Price Treasury Reserve Fund (e)	101,882,423	101,882,424

Total Short-Term Investments (Cost $101,882,424)		101,882,424

Securities Lending Reinvestments (f)—17.4%

Certificates of Deposit—10.9%
ABN AMRO Bank NV Zero Coupon, 09/05/17	5,974,905	5,987,400
Banco Del Estado De Chile New York 1.429%, 10/19/17 (g)	6,000,000	6,001,428

Certificates of Deposit—(Continued)
Bank of America N.A. 1.507%, 07/11/17 (g)	11,000,000	11,001,938
Bank of Montreal 1.130%, 07/07/17	6,000,000	5,999,940
Bank of Montreal Chicago 1.276%, 09/06/17 (g)	6,500,000	6,501,196
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	4,137,950	4,104,551
1.602%, 11/16/17 (g)	2,000,000	2,001,952
BNP Paribas New York 1.372%, 02/15/18 (g)	4,000,000	4,000,640
Canadian Imperial Bank 1.630%, 10/27/17 (g)	2,500,000	2,502,813
Cooperative Rabobank UA New York 1.555%, 10/13/17 (g)	2,500,000	2,502,883
1.558%, 10/13/17 (g)	1,000,000	1,001,357
Credit Suisse AG New York 1.314%, 11/07/17 (g)	500,000	500,041
1.366%, 10/06/17 (g)	5,000,000	5,001,240
1.432%, 10/16/17 (g)	4,500,000	4,500,963
DG Bank New York 1.140%, 07/03/17	3,000,000	2,999,970
DNB NOR Bank ASA 1.412%, 07/28/17 (g)	2,400,000	2,400,300
KBC Bank NV Zero Coupon, 08/22/17	2,990,219	2,995,170
Zero Coupon, 09/08/17	498,281	498,905
1.200%, 07/18/17	3,000,000	3,000,000
1.220%, 07/27/17	4,000,000	4,000,000
1.250%, 08/08/17	3,000,000	3,000,090
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	3,000,000	2,999,970
Mitsubishi UFJ Trust and Banking Corp. 1.266%, 12/05/17 (g)	1,000,000	1,000,023
1.367%, 10/11/17 (g)	6,000,000	6,001,344
Mizuho Bank, Ltd., New York 1.397%, 10/11/17 (g)	6,000,000	5,999,802
1.400%, 11/27/17 (g)	3,000,000	2,998,620
1.469%, 10/18/17 (g)	4,000,000	3,999,728
1.610%, 08/02/17 (g)	1,300,000	1,300,397
National Australia Bank London 1.480%, 11/09/17 (g)	5,500,000	5,504,455
Natixis New York 1.287%, 11/13/17 (g)	8,000,000	7,999,120
1.506%, 08/03/17 (g)	4,600,000	4,601,389
Norinchukin Bank New York 1.297%, 11/13/17 (g)	1,500,000	1,500,117
1.377%, 10/13/17 (g)	2,000,000	2,001,375
1.584%, 08/21/17 (g)	4,500,000	4,501,660
1.687%, 07/12/17 (g)	6,000,000	6,000,726
Royal Bank of Canada New York 1.358%, 06/12/18 (g)	10,000,000	9,996,620
1.555%, 10/13/17 (g)	3,500,000	3,503,538
Sumitomo Mitsui Banking Corp. 1.480%, 08/09/17	1,009,233	1,000,230

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp., New York 1.330%, 02/08/18 (g)	3,000,000	$2,999,727
1.357%, 10/12/17 (g)	2,000,000	2,000,562
1.551%, 08/01/17 (g)	6,700,000	6,702,606
Sumitomo Mitsui Trust Bank, Ltd., New York 1.297%, 11/13/17 (g)	1,000,000	999,927
1.377%, 10/11/17 (g)	8,000,000	8,005,635
1.466%, 10/26/17 (g)	4,500,000	4,501,152
Toronto Dominion Bank New York 1.467%, 03/13/18 (g)	7,500,000	7,505,572
1.475%, 01/10/18 (g)	3,000,000	3,004,987
UBS, Stamford 1.722%, 07/31/17 (g)	1,001,022	1,000,571
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (g)	2,300,000	2,302,056

		190,434,686

Commercial Paper—3.2%
Atlantic Asset Securitization LLC 1.170%, 07/12/17	5,982,255	5,997,828
Barton Capital S.A. 1.210%, 07/10/17	1,993,681	1,999,348
1.290%, 09/12/17	2,491,938	2,493,880
Commonwealth Bank Australia 1.522%, 10/23/17 (g)	3,000,000	3,003,163
Erste Abwicklungsanstalt 1.379%, 07/18/17 (g)	12,500,000	12,500,725
ING Funding LLC 1.234%, 12/07/17 (g)	5,000,000	5,001,726
1.277%, 11/13/17 (g)	3,000,000	2,999,781
LMA S.A. & LMA Americas 1.150%, 07/07/17	2,249,497	2,249,712
1.170%, 07/20/17	997,205	999,363
1.180%, 07/11/17	2,991,150	2,999,004
Ridgefield Funding Co. LLC 1.434%, 09/07/17 (g)	2,000,000	2,000,801
Sheffield Receivables Co. 1.190%, 07/28/17	7,975,142	7,992,480
1.230%, 07/07/17	2,492,227	2,499,415
Westpac Banking Corp. 1.506%, 10/20/17 (g)	3,600,000	3,603,589

		56,340,815

Repurchase Agreements—2.5%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $419,244 on 07/03/17, collateralized by $436,386 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $427,590.	419,206	419,206

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $5,000,500 on 07/03/17, collateralized by $5,083,667 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $5,100,015.	5,000,000	5,000,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $9,006,975 on 07/03/17, collateralized by $1,956 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $10,006,412.	9,000,000	9,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $5,024,225 on 09/29/17, collateralized by various Common Stock with a value of $5,500,001.	5,000,000	5,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $5,004,632 on 07/07/17, collateralized by $4,508,413 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $5,103,330.	5,000,000	5,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $3,759,931 on 10/02/17, collateralized by various Common Stock with a value of $4,070,000.	3,700,000	3,700,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $10,076,475 on 10/02/17, collateralized by various Common Stock with a value of $11,000,001.	10,000,000	10,000,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $5,000,558 on 07/03/17, collateralized by $9,970,309 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $5,100,594.	5,000,000	5,000,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $500,049 on 07/03/17, collateralized by $750,882 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $510,000.	500,000	500,000

		43,619,206

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—0.8%
Australia New Zealand Bank 1.060%, 07/03/17	2,000,000	$2,000,000
Credit Industriel et Commercial 1.100%, 07/03/17	2,000,000	2,000,000
Shinkin Central Bank 1.330%, 07/26/17	7,200,000	7,200,000
Standard Chartered plc 1.200%, 07/03/17	1,900,000	1,900,000

		13,100,000

Total Securities Lending Reinvestments (Cost $303,432,760)		303,494,707

Total Investments—116.5% (Cost $1,512,459,274) (h)		2,029,627,813
Other assets and liabilities (net)—(16.5)%		(287,311,052)

Net Assets—100.0%		$1,742,316,761

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $296,171,532 and the collateral received consisted of cash in the amount of $303,403,911.
The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2017, the market value of restricted securities was $11,685,753, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2017, these securities represent 0.6% of net assets.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(h)	As of June 30, 2017, the aggregate cost of investments was $1,512,459,274. The aggregate unrealized appreciation and depreciation of investments were $533,396,052 and $(16,227,513), respectively, resulting in net unrealized appreciation of $517,168,539.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Centennial Resource Development, Inc. - Class A	06/08/17	63,000	$913,500	$896,994
WeWork Cos., Inc. - Class A	12/09/14 - 05/26/15	47,810	722,353	2,477,036
WeWork Cos., Inc. - Series D1	12/09/14	89,839	1,495,924	4,654,559
WeWork Cos., Inc. - Series D2	12/09/14	70,588	1,175,372	3,657,164

				$11,685,753

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$65,868,935	$—	$—	$65,868,935
Airlines	5,794,250	—	—	5,794,250
Automobiles	7,278,270	—	—	7,278,270
Banks	3,707,620	—	—	3,707,620
Biotechnology	53,572,360	—	—	53,572,360
Building Products	16,442,480	—	—	16,442,480
Capital Markets	65,594,640	—	—	65,594,640
Chemicals	52,796,120	—	—	52,796,120
Commercial Services & Supplies	31,238,670	—	—	31,238,670
Communications Equipment	20,179,800	—	—	20,179,800
Construction Materials	10,238,680	—	—	10,238,680
Consumer Finance	6,152,500	—	—	6,152,500
Containers & Packaging	24,246,645	—	—	24,246,645
Electrical Equipment	32,170,800	—	—	32,170,800
Electronic Equipment, Instruments & Components	30,065,170	—	—	30,065,170
Equity Real Estate Investment Trusts	3,372,500	—	—	3,372,500
Food & Staples Retailing	19,754,670	—	—	19,754,670
Food Products	22,985,170	—	—	22,985,170
Health Care Equipment & Supplies	137,617,560	—	—	137,617,560
Health Care Providers & Services	63,953,810	—	—	63,953,810
Health Care Technology	8,295,930	—	—	8,295,930
Hotels, Restaurants & Leisure	89,617,210	—	—	89,617,210
Industrial Conglomerates	28,478,190	—	—	28,478,190
Insurance	86,302,950	—	—	86,302,950
Internet & Direct Marketing Retail	3,514,400	—	—	3,514,400
Internet Software & Services	36,358,754	—	—	36,358,754
IT Services	131,924,351	—	—	131,924,351
Life Sciences Tools & Services	65,321,850	—	—	65,321,850
Machinery	76,802,268	—	—	76,802,268
Metals & Mining	10,030,240	—	—	10,030,240
Multiline Retail	24,294,330	—	—	24,294,330
Oil, Gas & Consumable Fuels	16,129,759	—	—	16,129,759
Pharmaceuticals	24,457,100	—	—	24,457,100
Professional Services	61,846,377	—	—	61,846,377
Real Estate Management & Development	—	—	2,477,036	2,477,036
Road & Rail	21,290,900	—	—	21,290,900

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$65,146,634	$—	$—	$65,146,634
Software	82,943,570	—	—	82,943,570
Specialty Retail	71,130,300	—	—	71,130,300
Textiles, Apparel & Luxury Goods	36,546,160	—	—	36,546,160
Total Common Stocks	1,613,461,923	—	2,477,036	1,615,938,959
Total Convertible Preferred Stocks*	—	—	8,311,723	8,311,723
Total Short-Term Investment*	101,882,424	—	—	101,882,424
Total Securities Lending Reinvestments*	—	303,494,707	—	303,494,707
Total Investments	$1,715,344,347	$303,494,707	$10,788,759	$2,029,627,813

Collateral for Securities Loaned (Liability)	$—	$(303,403,911)	$—	$(303,403,911)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2017 is not presented.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$1,927,745,389
Affiliated investments at value (c)	101,882,424
Cash	17,767
Cash denominated in foreign currencies (d)	88,152
Receivable for:
Investments sold	24,342,258
Fund shares sold	495,868
Dividends	806,189
Dividends on affiliated investments	77,189

Total Assets	2,055,455,236
Liabilities
Collateral for securities loaned	303,403,911
Payables for:
Investments purchased	6,517,018
Fund shares redeemed	1,608,029
Accrued Expenses:
Management fees	1,016,660
Distribution and service fees	222,971
Deferred trustees’ fees	115,782
Other expenses	254,104

Total Liabilities	313,138,475

Net Assets	$1,742,316,761

Net Assets Consist of:
Paid in surplus	$1,097,903,042
Undistributed net investment income	14,665
Accumulated net realized gain	127,230,536
Unrealized appreciation on investments and foreign currency transactions	517,168,518

Net Assets	$1,742,316,761

Net Assets
Class A	$648,815,451
Class B	1,070,083,950
Class E	23,417,360
Capital Shares Outstanding*
Class A	59,319,221
Class B	105,639,808
Class E	2,239,485
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.94
Class B	10.13
Class E	10.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $296,171,532.
(b)	Identified cost of investments, excluding affiliated investments, was $1,410,576,850.
(c)	Identified cost of affiliated investments was $101,882,424.
(d)	Identified cost of cash denominated in foreign currencies was $87,768.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$6,264,545
Dividends from affiliated investments	295,276
Securities lending income	1,011,294

Total investment income	7,571,115
Expenses
Management fees	6,279,312
Administration fees	26,585
Custodian and accounting fees	54,338
Distribution and service fees—Class B	1,291,937
Distribution and service fees—Class E	16,750
Audit and tax services	22,938
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	58,480
Insurance	5,580
Miscellaneous	10,699

Total expenses	7,811,321
Less management fee waiver	(346,651)
Less broker commission recapture	(10,045)

Net expenses	7,454,625

Net Investment Income	116,490

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	127,869,647
Foreign currency transactions	(1,575)

Net realized gain	127,868,072

Net change in unrealized appreciation (depreciation) on:
Investments	102,313,688
Foreign currency transactions	(59)

Net change in unrealized appreciation	102,313,629

Net realized and unrealized gain	230,181,701

Net Increase in Net Assets From Operations	$230,298,191

(a)	Net of foreign withholding taxes of $45,034.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$116,490	$(740,707)
Net realized gain	127,868,072	151,488,827
Net change in unrealized appreciation (depreciation)	102,313,629	(52,929,125)

Increase in net assets from operations	230,298,191	97,818,995

From Distributions to Shareholders
Net realized capital gains
Class A	(53,031,193)	(84,947,006)
Class B	(93,533,444)	(152,745,855)
Class E	(1,976,268)	(3,154,118)

Total distributions	(148,540,905)	(240,846,979)

Increase in net assets from capital share transactions	53,863,954	94,933,063

Total increase (decrease) in net assets	135,621,240	(48,094,921)

Net Assets
Beginning of period	1,606,695,521	1,654,790,442

End of period	$1,742,316,761	$1,606,695,521

Distributions in excess of Net Investment Income
End of period	$14,665	$(101,825)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	2,569,830	$29,140,785	1,855,030	$19,570,232
Reinvestments	4,865,247	53,031,193	8,624,062	84,947,006
Redemptions	(5,067,983)	(56,516,591)	(6,388,364)	(68,344,170)

Net increase	2,367,094	$25,655,387	4,090,728	$36,173,068

Class B
Sales	1,845,781	$19,141,363	5,348,543	$52,912,161
Reinvestments	9,269,915	93,533,444	16,584,783	152,745,855
Redemptions	(8,235,689)	(85,574,303)	(14,846,695)	(147,870,762)

Net increase	2,880,007	$27,100,504	7,086,631	$57,787,254

Class E
Sales	101,610	$1,076,753	150,631	$1,528,483
Reinvestments	189,661	1,976,268	333,064	3,154,118
Redemptions	(182,117)	(1,944,958)	(362,358)	(3,709,860)

Net increase	109,154	$1,108,063	121,337	$972,741

Increase derived from capital shares transactions		$53,863,954		$94,933,063

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.37		$11.39		$12.52	$12.29	$9.53	$9.53

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		0.01	(b)	0.00 (c)	(0.01)	(0.01)	0.02
Net realized and unrealized gain on investments	1.53		0.64		0.91	1.45	3.38	1.28

Total from investment operations	1.54		0.65		0.91	1.44	3.37	1.30

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	0.00	(0.05)	0.00
Distributions from net realized capital gains	(0.97)		(1.67)		(2.04)	(1.21)	(0.56)	(1.30)

Total distributions	(0.97)		(1.67)		(2.04)	(1.21)	(0.61)	(1.30)

Net Asset Value, End of Period	$10.94		$10.37		$11.39	$12.52	$12.29	$9.53

Total Return (%) (d)	14.85	(e)	6.52		6.88	13.04	36.96	13.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(f)	0.78		0.78	0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (g)	0.74	(f)	0.73		0.74	0.74	0.75	0.76
Ratio of net investment income (loss) to average net assets (%)	0.17	(f)	0.11	(b)	0.02	(0.08)	(0.12)	0.17
Portfolio turnover rate (%)	12	(e)	26		25	23	25	30
Net assets, end of period (in millions)	$648.8		$590.7		$602.3	$639.3	$799.0	$642.5

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.68		$10.77		$11.96	$11.82	$9.19	$9.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(c)	(0.01	)(b)	(0.03)	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain on investments	1.42		0.59		0.88	1.39	3.25	1.25

Total from investment operations	1.42		0.58		0.85	1.35	3.21	1.24

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	0.00	(0.02)	0.00
Distributions from net realized capital gains	(0.97)		(1.67)		(2.04)	(1.21)	(0.56)	(1.30)

Total distributions	(0.97)		(1.67)		(2.04)	(1.21)	(0.58)	(1.30)

Net Asset Value, End of Period	$10.13		$9.68		$10.77	$11.96	$11.82	$9.19

Total Return (%) (d)	14.67	(e)	6.22		6.67	12.77	36.58	13.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(f)	1.03		1.03	1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (g)	0.99	(f)	0.98		0.99	0.99	1.00	1.01
Ratio of net investment loss to average net assets (%)	(0.08	)(f)	(0.14	)(b)	(0.23)	(0.33)	(0.37)	(0.08)
Portfolio turnover rate (%)	12	(e)	26		25	23	25	30
Net assets, end of period (in millions)	$1,070.1		$994.8		$1,030.3	$1,072.1	$1,081.0	$873.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.96		$11.02		$12.19	$12.01	$9.33	$9.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(c)	(0.00	)(b)(c)	(0.02)	(0.03)	(0.03)	0.00 (c)
Net realized and unrealized gain on investments	1.47		0.61		0.89	1.42	3.30	1.27

Total from investment operations	1.47		0.61		0.87	1.39	3.27	1.27

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	0.00	(0.03)	0.00
Distributions from net realized capital gains	(0.97)		(1.67)		(2.04)	(1.21)	(0.56)	(1.30)

Total distributions	(0.97)		(1.67)		(2.04)	(1.21)	(0.59)	(1.30)

Net Asset Value, End of Period	$10.46		$9.96		$11.02	$12.19	$12.01	$9.33

Total Return (%) (d)	14.76	(e)	6.36		6.72	12.92	36.68	13.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(f)	0.93		0.93	0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (g)	0.89	(f)	0.88		0.89	0.89	0.90	0.91
Ratio of net investment income (loss) to average net assets (%)	0.02	(f)	(0.04	)(b)	(0.13)	(0.23)	(0.27)	0.01
Portfolio turnover rate (%)	12	(e)	26		25	23	25	30
Net assets, end of period (in millions)	$23.4		$21.2		$22.1	$22.4	$22.3	$17.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (“PFICs”) and ordinary loss netting. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $43,619,206. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$187,620,984	$0	$347,900,144

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $204,964 in purchases and $2,793,428 in sales of investments, which are included above, and resulted in realized gains of $1,119,920.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2017 were $6,279,312.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the six months ended June 30, 2017 are shown as management fee waivers in the Statement of Operations.

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2017 is as follows:

Security Description	Number of shares held at December 31, 2016	Shares purchased	Shares sold	Number of shares held at June 30, 2017	Realized Gain on shares sold	Income earned from affiliates during the period	Ending Value as of June 30, 2017
T. Rowe Price Treasury Reserve Fund	52,182,740	157,789,476	(108,089,792)	101,882,424	$—	$295,276	$101,882,424

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$6,906,007	$10,205,409	$233,940,972	$263,460,711	$240,846,979	$273,666,120

BHFTI-20

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$6,670,060	$141,588,114	$414,500,081	$—	$562,758,255

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-21

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
148,564,893	5,483,003	9,395,801

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	153,370,196	10,073,500
Robert Boulware	153,619,639	9,824,057
Susan C. Gause	153,969,852	9,473,844
Nancy Hawthorne	153,876,455	9,567,242
Barbara A. Nugent	153,825,999	9,617,698
John Rosenthal	153,627,000	9,816,697
Linda B. Strumpf	153,506,386	9,937,311
Dawn M. Vroegop	153,600,237	9,843,459

BHFTI-22

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A and B shares of the TCW Core Fixed Income Portfolio returned 1.96% and 1.91%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 2.27%.

MARKET ENVIRONMENT / CONDITIONS

Despite an outpouring of optimistic growth sentiment and high investor confidence levels early in the year, the U.S. economy experienced little material change during the period. The new administration’s lofty economic agenda has faced setbacks, with indicators of late cycle dynamics being present. In our view, downside risks appear to have only grown in scope. Data prints such as durable goods orders, auto, steel and lumber production, and retail and restaurant sales have exhibited weakness while overall U.S. GDP growth remained lackluster for the first quarter, and leverage remained at or near record highs. Furthermore, structural headwinds such as an aging population, low productivity growth, and a labor market already back at full employment were concerns, leading the International Monetary Fund to reduce its 2017 forecast for U.S. growth to 2.1%, a sharp discount to President Trump’s optimistic target of 3%. Over the period, the failure to pass a Senate healthcare reform bill fueled speculation that tax cuts and regulatory rollbacks may also be delayed, casting doubts over the inclusion of an assumed fiscal stimulus in growth calculations.

While the demand for yield has persisted amid rising geopolitical uncertainty, the Federal Reserve (the “Fed”) continued its desire to normalize monetary policy, even in a muted inflationary backdrop that remained persistently below the 2% target. In June, the Fed produced its second rate hike in the first half of 2017, and raised the federal funds rate by 25 basis points (“bps”) as expected. Although the Fed still planned to hike rates again in 2017 and three times in 2018, markets have grown increasingly skeptical over the frequency of the hikes. Additionally, the Fed provided insight on its future plan to unwind the $4.5 trillion balance sheet. Under the initiative, Treasury and mortgage-backed securities (“MBS”) assets will be rolled-off on a monthly basis, starting at $6 billion for Treasuries and $4 billion for MBS and increasing by the same amounts every three months until reaching a cap of $30 billion and $20 billion, respectively.

Although a hawkish shift in global central bank policy appeared to give pause to the equity market momentum late in the second quarter, risk markets overall continued to benefit from the reach for yield. The S&P 500 Index reached new record levels and returned more than 9% during the period. Broadly, spread sectors also generally fared well and tightened over the period, as measured by a total return of 2.3% for the Bloomberg Barclays U.S. Aggregate Bond Index. Investment grade corporate bonds benefited from robust sponsorship and strong first quarter corporate earnings to return 3.7%, while high yield bonds returned 4.9%. Among securitized issues, non-agency MBS had a very strong first half, returning approximately 5%. The asset class benefitted from considerable price appreciation, supported by strong investor demand and solid fundamentals. In contrast, agency MBS was the only broad fixed income sector to post negative excess returns, weighed down by easing U.S. Treasury rates and the looming prospect of balance sheet reductions by the Fed. Within asset-backed securities (“ABS”), heavy supply was met by robust demand, helping the sector to tighten by 11 bps and outperform Treasuries by 54 bps. Meanwhile, performance was also positive for commercial MBS (“CMBS”) amid incrementally lower yields and continued demand.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio returned 1.96% in the first half of 2017 and underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), which had gained 2.27% over the period. The underweight relative duration position of the Portfolio was a detractor over the period, as intermediate term and long-term Treasury rates moved lower over the first half of the year and weighing modestly on relative performance given the defensive duration position of the Portfolio. Performance was also held back by the Portfolio’s underweight to investment grade corporate bonds and non-U.S. sovereign debt, which led Index returns. On a positive note, issue selection among securitized products benefitted relative performance, particularly the emphasis on non-agency MBS which continued to benefit from solid investor sponsorship and improving collateral characteristics amidst rising home prices. Additional Portfolio contributors included government guaranteed student loan ABS and agency CMBS holdings.

At period end, Portfolio strategy and positioning continued to be largely influenced by our view that interest rates remain pressured to increase under the Fed’s normalization process, and our view of heightened credit risk over the aging of the credit cycle and by our concern of the potential for record-high leverage across both investment grade and high yield credit in the U.S. to unwind in a dramatic and likely painful fashion. We have maintained the duration of the Portfolio relatively short versus that of the Index and, from a sector standpoint, minimized credit risk with higher quality defensive exposure among corporate credit. The Portfolio continued to emphasize securitized products offering opportunities for attractive risk-adjusted returns with positions that favored high quality, and more seniority. As of June 30, 2017, CMBS exposure was skewed towards agency-backed issues as well as seasoned non-agency bonds at the top of the capital structure and single asset single borrower deals, while the ABS overweight was focused on high quality, non-traditional collateral such as government guaranteed student loan receivables. Value remained attractive given the integrity of the government guarantee,

BHFTI-1

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*—(Continued)

though spreads have tightened materially from mid-2016. Within non-agency MBS, the Portfolio’s holdings emphasized issues with better relative quality in our view, and near term cash flows. Agency MBS exposure was in line with the Index.

Tad Rivelle

Bryan Whalen

Laird Landmann

Stephen Kane

Portfolio Managers

TCW Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	Since Inception[2]
TCW Core Fixed Income Portfolio
Class A	1.96	-0.21	1.74
Class B	1.91	-0.36	1.66
Bloomberg Barclays U.S. Aggregate Bond Index	2.27	-0.31	1.94

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception date of the Class A and Class B shares is 5/1/2015. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	62.8
Corporate Bonds & Notes	27.0
Asset-Backed Securities	11.0
Mortgage-Backed Securities	3.6
Municipals	0.8

BHFTI-3

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

TCW Core Fixed Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.43%	$1,000.00	$1,019.60	$2.15
	Hypothetical*	0.43%	$1,000.00	$1,022.66	$2.16

Class B(a)	Actual	0.68%	$1,000.00	$1,019.10	$3.40
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

U.S. Treasury & Government Agencies—62.8% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—32.4%
Fannie Mae 15 Yr. Pool 3.000%, 06/01/32	2,274,633	$2,336,201
3.000%, TBA (a)	10,800,000	11,084,343
Fannie Mae 30 Yr. Pool 3.000%, 07/01/45	22,296,421	22,363,278
3.000%, TBA (a)	11,310,000	11,294,752
3.500%, 02/01/46	18,025,523	18,524,812
3.500%, TBA (a)	21,775,000	22,364,456
4.000%, TBA (a)	71,160,000	74,804,168
4.500%, 02/01/46	6,750,731	7,250,278
4.500%, 10/01/46	9,750,264	10,461,143
4.500%, 02/01/47	19,490,712	20,936,849
4.500%, 04/01/47	29,633,953	31,784,185
4.500%, TBA (a)	23,085,000	24,732,060
Fannie Mae Pool 2.470%, 01/01/23	2,500,000	2,529,214
2.740%, 03/01/25	2,125,895	2,157,452
2.740%, 03/01/26	3,855,000	3,856,585
2.950%, 05/01/31	4,311,435	4,266,646
3.030%, 03/01/31	1,076,978	1,070,350
3.280%, 02/01/28	3,975,000	4,080,138
3.320%, 08/01/26	1,895,000	1,962,540
3.390%, 01/01/31	4,725,000	4,857,779
3.490%, 02/25/33	4,000,000	4,012,520
3.500%, 01/01/44	8,208,407	8,472,632
3.550%, 03/01/24	4,082,394	4,330,157
3.580%, 03/01/27	2,890,174	3,005,516
4.380%, 04/01/21	5,894,835	6,318,973
4.381%, 06/01/21	7,106,136	7,645,302
4.520%, 08/01/19	4,102,388	4,316,845
4.550%, 10/01/19	4,930,743	5,213,965
4.590%, 08/01/26	2,896,201	3,191,379
Fannie Mae-ACES (CMO) 1.566%, 05/25/18 (b)	1,954,231	1,955,972
1.566%, 08/25/18 (b)	7,141,555	7,154,386
2.569%, 12/25/26 (b)	9,410,000	9,146,510
3.148%, 12/25/24 (b)	9,584,174	9,879,932
Freddie Mac 15 Yr. Gold Pool 2.500%, 12/01/31	10,167,534	10,233,036
2.500%, 01/01/32	2,427,019	2,442,654
3.000%, 03/01/31	3,122,506	3,209,069
Freddie Mac 30 Yr. Gold Pool 3.000%, 06/01/46	10,043,491	10,028,276
3.000%, 08/01/46	4,980,735	4,973,189
3.000%, 09/01/46	3,951,266	3,945,280
3.000%, 10/01/46	12,089,240	12,070,925
3.000%, 11/01/46	15,833,000	15,809,014
3.000%, 01/01/47	17,434,454	17,408,042
3.000%, 02/01/47	2,220,194	2,216,831
3.500%, 04/01/45	7,894,806	8,177,472
3.500%, 11/01/45	7,573,229	7,786,264
3.500%, 03/01/46	6,349,682	6,528,298
3.500%, 04/01/46	18,190,652	18,702,355
3.500%, 06/01/46	5,938,058	6,105,095
3.500%, 08/01/46	12,434,684	12,784,471
3.500%, 09/01/46	2,225,716	2,288,325
4.000%, 01/01/45	6,698,650	7,127,490

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.000%, 11/01/45	7,070,882	7,442,157
4.000%, 12/01/45	15,586,536	16,560,712
4.000%, 05/01/46	9,880,689	10,399,500
4.500%, TBA (a)	2,515,000	2,690,961
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 1.545%, 07/25/20 (b)	1,434,046	1,435,295
1.625%, 07/25/20 (b)	1,470,945	1,472,375
3.511%, 04/25/30	4,495,000	4,668,433
Ginnie Mae II 30 Yr. Pool 3.000%, 10/20/46	3,974,027	4,018,286
3.000%, 12/20/46	11,952,342	12,085,457
3.000%, TBA (a)	13,520,000	13,656,256
3.500%, 04/20/46	9,651,639	10,007,513
3.500%, 05/20/46	4,412,839	4,575,548
3.500%, 06/20/46	11,445,280	11,867,289
3.500%, 11/20/46	14,195,604	14,719,023
3.500%, 01/20/47	2,438,257	2,528,160
3.500%, TBA (a)	21,275,000	22,036,245
4.000%, TBA (a)	39,195,000	41,243,550
4.500%, TBA (a)	25,840,000	27,463,075

		718,067,239

U.S. Treasury—30.4%
U.S. Treasury Bond 3.000%, 05/15/47	82,145,000	84,776,187
U.S. Treasury Inflation Indexed Bond 0.750%, 02/15/45 (c)	17,479,781	16,392,905
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/21 (c)	11,172,336	11,155,321
0.125%, 04/15/22 (c)	5,514,400	5,488,085
0.125%, 07/15/26 (c)	20,283,098	19,564,407
0.375%, 01/15/27 (c) (d)	7,869,622	7,729,062
0.875%, 02/15/47 (c)	8,928,449	8,664,497
U.S. Treasury Notes 0.750%, 10/31/17 (d)	59,450,000	59,382,227
1.000%, 12/31/17	20,625,000	20,608,851
1.250%, 05/31/19 (d)	56,845,000	56,707,321
1.500%, 01/31/22	28,120,000	27,693,813
1.750%, 05/31/22 (d)	143,880,000	143,037,007
1.750%, 06/30/22	141,830,000	140,910,374
1.875%, 04/30/22 (d)	22,110,000	22,105,689
2.375%, 05/15/27 (d)	47,410,000	47,710,010

		671,925,756

Total U.S. Treasury & Government Agencies (Cost $1,393,125,729)		1,389,992,995

Corporate Bonds & Notes—27.0%

Aerospace/Defense—0.3%
United Technologies Corp. 1.778%, 05/04/18 (e)	6,850,000	6,858,788

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—0.5%
America West Airlines Pass-Through Trust 7.100%, 04/02/21	620,222	$674,492
8.057%, 07/02/20	438,547	501,917
American Airlines Pass-Through Trust 4.000%, 07/15/25	1,609,968	1,682,416
4.950%, 01/15/23	761,177	810,653
Continental Airlines Pass-Through Trust 6.545%, 02/02/19	1,805,150	1,881,868
U.S. Airways Pass-Through Trust 6.250%, 04/22/23	2,052,363	2,283,254
7.076%, 03/20/21	2,314,877	2,471,132

		10,305,732

Auto Manufacturers—0.5%
Ford Motor Credit Co. LLC 1.724%, 12/06/17	5,100,000	5,100,357
2.145%, 01/09/18 (d)	1,000,000	1,003,396
2.875%, 10/01/18	1,000,000	1,009,915
General Motors Co. 3.500%, 10/02/18 (d)	1,000,000	1,017,558
4.875%, 10/02/23 (d)	3,875,000	4,152,737

		12,283,963

Banks—10.4%
American Express Centurion Bank 6.000%, 09/13/17	2,000,000	2,016,336
Bank of America Corp. 3.705%, 04/24/28 (b) (d)	4,685,000	4,719,318
3.875%, 08/01/25	1,800,000	1,862,120
4.125%, 01/22/24	3,090,000	3,260,744
5.000%, 01/21/44	1,500,000	1,695,675
5.650%, 05/01/18	8,310,000	8,570,959
5.750%, 12/01/17	4,845,000	4,926,992
6.000%, 09/01/17	2,200,000	2,215,134
6.400%, 08/28/17	2,000,000	2,014,202
6.500%, 07/15/18	2,000,000	2,091,402
6.875%, 04/25/18	6,915,000	7,195,950
7.625%, 06/01/19 (d)	6,000,000	6,616,032
Capital One N.A. 1.650%, 02/05/18	755,000	754,690
Citigroup, Inc. 1.700%, 04/27/18	12,106,000	12,093,870
1.750%, 05/01/18	3,000,000	2,998,674
1.800%, 02/05/18	5,250,000	5,253,979
6.000%, 08/15/17	1,850,000	1,859,076
6.125%, 11/21/17	3,190,000	3,244,514
6.125%, 05/15/18	7,355,000	7,626,326
Discover Bank 2.000%, 02/21/18	3,000,000	3,003,687
2.600%, 11/13/18	2,085,000	2,102,779
Goldman Sachs Group, Inc. (The) 3.691%, 06/05/28 (b)	3,500,000	3,513,895
3.850%, 07/08/24	1,595,000	1,655,473
5.950%, 01/18/18	8,935,000	9,134,679
6.150%, 04/01/18	14,185,000	14,640,197
7.500%, 02/15/19	7,450,000	8,081,037

Banks—(Continued)
HBOS plc 6.750%, 05/21/18 (144A)	1,645,000	1,711,014
JPMorgan Chase & Co. 2.700%, 05/18/23 (d)	5,585,000	5,523,766
3.900%, 07/15/25	6,000,000	6,257,220
6.000%, 01/15/18	13,390,000	13,690,847
6.300%, 04/23/19	3,415,000	3,675,459
JPMorgan Chase Bank N.A. 6.000%, 10/01/17	10,480,000	10,587,420
Morgan Stanley 1.982%, 02/14/20 (b)	6,290,000	6,315,789
3.875%, 01/27/26 (d)	3,500,000	3,603,176
5.625%, 09/23/19	4,050,000	4,350,980
5.950%, 12/28/17	5,765,000	5,882,635
6.625%, 04/01/18	5,895,000	6,104,331
7.300%, 05/13/19 (d)	1,000,000	1,093,265
Santander UK Group Holdings plc 2.875%, 08/05/21 (d)	1,175,000	1,177,701
Santander UK plc 3.050%, 08/23/18	5,000,000	5,062,645
Wachovia Corp. 5.750%, 02/01/18 (d)	16,355,000	16,738,099
Wells Fargo & Co. 2.600%, 07/22/20	5,175,000	5,247,957
3.000%, 04/22/26 (d)	3,500,000	3,418,289
3.000%, 10/23/26	600,000	584,254
3.550%, 09/29/25 (d)	2,095,000	2,129,980
Wells Fargo Bank N.A. 6.000%, 11/15/17	3,000,000	3,047,466

		229,350,033

Beverages—0.5%
Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	10,163,000	10,470,634

Biotechnology—0.9%
Amgen, Inc. 4.400%, 05/01/45	3,000,000	3,081,447
4.663%, 06/15/51	1,000,000	1,059,153
Baxalta, Inc. 2.875%, 06/23/20	1,000,000	1,015,966
4.000%, 06/23/25	2,497,000	2,604,403
Biogen, Inc. 5.200%, 09/15/45	2,100,000	2,395,672
Celgene Corp. 5.000%, 08/15/45	4,250,000	4,785,487
Gilead Sciences, Inc. 2.950%, 03/01/27 (d)	1,905,000	1,848,879
3.700%, 04/01/24 (d)	1,500,000	1,559,381
4.750%, 03/01/46	940,000	1,031,941

		19,382,329

Commercial Services—0.3%
Moody’s Corp. 1.568%, 09/04/18 (b)	4,000,000	4,009,824

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
University of Southern California 3.028%, 10/01/39	3,030,000	$2,839,874

		6,849,698

Computers—0.1%
Apple, Inc. 4.650%, 02/23/46	998,000	1,118,679

Diversified Financial Services—1.0%
American Express Co. 7.000%, 03/19/18	4,264,000	4,422,493
Bear Stearns Cos. LLC (The) 7.250%, 02/01/18	3,000,000	3,094,098
International Lease Finance Corp. 7.125%, 09/01/18 (144A)	8,700,000	9,207,619
Protective Life Global Funding 1.769%, 06/08/18 (144A) (b)	3,500,000	3,508,977
2.700%, 11/25/20 (144A)	3,045,000	3,067,637

		23,300,824

Electric—2.7%
American Electric Power Co., Inc. 1.650%, 12/15/17	2,445,000	2,445,267
Appalachian Power Co. 4.450%, 06/01/45	2,200,000	2,366,597
Cleveland Electric Illuminating Co. (The) 7.880%, 11/01/17	3,000,000	3,058,053
Commonwealth Edison Co. 6.150%, 09/15/17	2,030,000	2,048,382
Dominion Energy, Inc. 1.875%, 12/15/18 (144A)	5,000,000	4,993,315
Duke Energy Carolinas LLC 4.250%, 12/15/41	3,300,000	3,525,271
Duke Energy Progress LLC 4.100%, 05/15/42 (d)	1,000,000	1,044,539
4.100%, 03/15/43	2,325,000	2,414,048
Duquesne Light Holdings, Inc. 6.400%, 09/15/20 (144A)	3,250,000	3,621,800
El Paso Electric Co. 3.300%, 12/15/22	825,000	828,254
Emera U.S. Finance L.P. 2.700%, 06/15/21	4,000,000	4,006,124
Entergy Corp. 4.000%, 07/15/22	3,000,000	3,170,724
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A)	4,000,000	4,179,720
International Transmission Co. 4.625%, 08/15/43 (144A)	2,750,000	3,052,043
IPALCO Enterprises, Inc. 5.000%, 05/01/18 (d)	560,000	569,100
MidAmerican Energy Co. 4.800%, 09/15/43	905,000	1,034,043
NextEra Energy Capital Holdings, Inc. 2.056%, 09/01/17	2,455,000	2,456,146

Electric—(Continued)
PacifiCorp 3.350%, 07/01/25	2,000,000	2,040,584
Pennsylvania Electric Co. 4.150%, 04/15/25 (144A)	2,800,000	2,849,034
Public Service Co. of New Mexico 3.850%, 08/01/25	3,135,000	3,232,185
Public Service Electric & Gas Co. 4.050%, 05/01/45	3,000,000	3,107,793
Southwestern Electric Power Co. 6.450%, 01/15/19	2,000,000	2,128,992
Xcel Energy, Inc. 3.300%, 06/01/25	2,375,000	2,396,059

		60,568,073

Food—0.4%
Kraft Heinz Foods Co. 3.500%, 07/15/22	1,500,000	1,546,482
3.950%, 07/15/25	2,925,000	3,007,690
5.200%, 07/15/45	3,270,000	3,537,574

		8,091,746

Gas—0.2%
Southern Co. Gas Capital Corp. 3.250%, 06/15/26 (d)	4,000,000	3,925,296
Spire, Inc. 4.700%, 08/15/44	1,000,000	1,027,821

		4,953,117

Healthcare-Services—1.4%
Aetna, Inc. 2.800%, 06/15/23	2,000,000	1,996,530
Anthem, Inc. 1.875%, 01/15/18	4,455,000	4,458,698
2.300%, 07/15/18	1,915,000	1,925,779
4.650%, 08/15/44	3,000,000	3,249,438
Hartford HealthCare Corp. 5.746%, 04/01/44	1,000,000	1,143,902
Kaiser Foundation Hospitals 4.150%, 05/01/47	3,185,000	3,300,128
New York and Presbyterian Hospital (The) 3.563%, 08/01/36	4,490,000	4,357,742
Northwell Healthcare, Inc. 3.979%, 11/01/46 (d)	3,405,000	3,249,511
4.800%, 11/01/42	1,600,000	1,709,717
NYU Hospitals Center 4.428%, 07/01/42	1,756,000	1,808,954
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	1,015,000	972,140
UnitedHealth Group, Inc. 6.000%, 02/15/18 (d)	2,910,000	2,987,645

		31,160,184

Insurance—0.5%
Berkshire Hathaway Finance Corp. 4.400%, 05/15/42	3,700,000	4,029,644

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Farmers Exchange Capital III 5.454%, 10/15/54 (144A) (b)	3,530,000	$3,839,828
Teachers Insurance & Annuity Association of America 4.375%, 09/15/54 (144A) (b)	3,500,000	3,539,375

		11,408,847

Media—0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 6.484%, 10/23/45	3,215,000	3,858,685
Comcast Corp. 4.400%, 08/15/35	1,500,000	1,612,405
Time Warner Cable LLC 5.875%, 11/15/40	1,500,000	1,671,936
6.750%, 07/01/18	1,315,000	1,375,764

		8,518,790

Miscellaneous Manufacturing—0.1%
Siemens Financieringsmaatschappij NV 2.000%, 09/15/23 (144A) (d)	3,420,000	3,285,950

Oil & Gas—0.2%
Anadarko Petroleum Corp. 4.500%, 07/15/44	620,000	568,168
Canadian Natural Resources, Ltd. 3.850%, 06/01/27	892,000	884,773
Devon Energy Corp. 5.000%, 06/15/45 (d)	815,000	823,346
Noble Energy, Inc. 5.050%, 11/15/44 (d)	1,050,000	1,078,370
Shell International Finance B.V. 4.375%, 05/11/45	650,000	680,247

		4,034,904

Packaging & Containers—0.1%
Amcor Finance USA, Inc. 3.625%, 04/28/26 (144A) (d)	2,625,000	2,625,336

Pharmaceuticals—0.9%
AbbVie, Inc. 1.800%, 05/14/18	1,219,000	1,220,538
4.300%, 05/14/36	1,273,000	1,295,535
Allergan Funding SCS 2.350%, 03/12/18	1,500,000	1,506,263
3.800%, 03/15/25 (d)	2,285,000	2,363,487
AstraZeneca plc 3.125%, 06/12/27 (d)	2,481,000	2,470,930
Bayer U.S. Finance LLC 1.500%, 10/06/17 (144A)	2,850,000	2,849,333
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	4,500,000	4,479,106

Pharmaceuticals—(Continued)
Teva Pharmaceutical Finance Netherlands III B.V. 1.400%, 07/20/18 (d)	3,000,000	2,992,935

		19,178,127

Pipelines—1.1%
Columbia Pipeline Group, Inc. 2.450%, 06/01/18	2,250,000	2,260,323
Enbridge Energy Partners L.P. 5.875%, 10/15/25	1,000,000	1,140,778
Energy Transfer L.P. 5.150%, 03/15/45	5,065,000	4,921,027
6.500%, 02/01/42 (d)	700,000	781,929
Kinder Morgan, Inc. 3.050%, 12/01/19	921,000	937,002
Plains All American Pipeline L.P. / PAA Finance Corp. 4.650%, 10/15/25	1,000,000	1,024,990
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	1,260,000	1,351,360
TC PipeLines L.P. 4.650%, 06/15/21	3,840,000	4,056,453
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	3,275,000	3,212,942
Williams Partners L.P. 3.600%, 03/15/22	3,490,000	3,565,583
3.900%, 01/15/25	1,000,000	1,010,986

		24,263,373

Real Estate Investment Trusts—2.4%
Alexandria Real Estate Equities, Inc. 2.750%, 01/15/20	475,000	478,261
4.600%, 04/01/22	5,292,000	5,655,142
HCP, Inc.
3.750%, 02/01/19 (d)	3,000,000	3,062,988
4.000%, 12/01/22 (d)	1,975,000	2,065,783
4.250%, 11/15/23	3,216,000	3,372,047
Healthcare Realty Trust, Inc. 3.750%, 04/15/23	1,850,000	1,881,855
5.750%, 01/15/21	538,000	589,237
Healthcare Trust of America Holdings L.P. 3.500%, 08/01/26 (d)	1,885,000	1,843,292
Highwoods Realty L.P. 7.500%, 04/15/18	2,783,000	2,896,588
Kimco Realty Corp. 4.300%, 02/01/18	5,680,000	5,726,457
Realty Income Corp. 2.000%, 01/31/18	4,500,000	4,504,401
SL Green Realty Corp. 5.000%, 08/15/18 (d)	1,500,000	1,539,506
Ventas Realty L.P. 3.125%, 06/15/23	590,000	586,499
3.250%, 10/15/26	2,500,000	2,402,683
4.125%, 01/15/26	4,750,000	4,885,119

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
WEA Finance LLC / Westfield UK & Europe Finance plc 1.750%, 09/15/17 (144A)	703,000	$702,996
2.700%, 09/17/19 (144A)	5,925,000	5,973,964
Welltower, Inc. 4.700%, 09/15/17	5,000,000	5,027,560

		53,194,378

Retail—0.6%
CVS Health Corp. 3.875%, 07/20/25 (d)	5,840,000	6,072,117
5.125%, 07/20/45	1,215,000	1,392,870
Wal-Mart Stores, Inc. 4.750%, 10/02/43	1,400,000	1,645,789
Walgreens Boots Alliance, Inc. 3.450%, 06/01/26	1,280,000	1,277,294
4.800%, 11/18/44	2,300,000	2,447,554

		12,835,624

Software—0.2%
Microsoft Corp. 3.300%, 02/06/27 (d)	2,150,000	2,214,653
3.750%, 02/12/45	2,330,000	2,315,719

		4,530,372

Telecommunications—1.3%
AT&T, Inc. 3.000%, 06/30/22	1,000,000	1,000,517
3.600%, 02/17/23	1,400,000	1,432,844
3.800%, 03/15/22	2,000,000	2,070,066
4.350%, 06/15/45	1,500,000	1,392,171
4.750%, 05/15/46	4,175,000	4,094,022
5.250%, 03/01/37	4,440,000	4,730,274
Rogers Communications, Inc. 6.800%, 08/15/18	3,290,000	3,470,611
Verizon Communications, Inc. 4.862%, 08/21/46	7,400,000	7,401,258
5.250%, 03/16/37	3,325,000	3,574,345

		29,166,108

Transportation—0.0%
Burlington Northern Santa Fe LLC 4.550%, 09/01/44 (d)	605,000	670,618

Total Corporate Bonds & Notes (Cost $594,108,115)		598,406,227

Asset-Backed Securities—11.0%

Asset-Backed - Automobile—0.2%
Honda Auto Receivables Owner Trust 1.040%, 04/18/19	5,204,343	5,195,290

Asset-Backed - Credit Card—0.3%
Citibank Credit Card Issuance Trust 1.636%, 07/24/20 (b)	1,900,000	1,906,913
2.587%, 05/20/20 (b)	3,500,000	3,541,338

		5,448,251

Asset-Backed - Home Equity—3.0%
Asset Backed Securities Corp. Home Equity Loan Trust 1.376%, 05/25/36 (b)	3,005,859	2,963,684
Asset-Backed Funding Certificates Trust 1.356%, 09/25/36 (b)	7,872,454	7,593,275
1.846%, 03/25/35 (b)	4,847,957	4,781,488
Centex Home Equity Loan Trust 1.861%, 06/25/35 (b)	6,798,146	6,765,946
JPMorgan Mortgage Acquisition Corp. 1.921%, 06/25/35 (b)	8,803,000	8,487,167
MASTR Asset-Backed Securities Trust 1.516%, 01/25/36 (b)	6,965,957	6,917,131
New Century Home Equity Loan Trust 1.996%, 08/25/34 (b)	10,791,089	10,093,172
Option One Mortgage Loan Trust 1.876%, 05/25/35 (b)	4,018,363	4,018,768
Option One Mortgage Loan Trust Asset-Backed Certificates 1.656%, 11/25/35 (b)	10,685,905	10,594,708
Wells Fargo Home Equity Trust 1.861%, 04/25/35 (b)	3,756,829	3,754,911

		65,970,250

Asset-Backed - Other—1.9%
AMMC CLO 19, Ltd. 2.658%, 10/15/28 (144A) (b)	4,000,000	4,023,640
Citigroup Mortgage Loan Trust, Inc. 1.891%, 05/25/35 (b)	2,290,334	2,289,071
Dryden Senior Loan Fund 2.238%, 04/18/26 (144A) (b)	5,185,000	5,182,387
Encore Credit Receivables Trust 1.636%, 01/25/36 (b)	2,139,266	2,136,310
GSAMP Trust 1.896%, 10/25/34 (b)	5,184,853	5,047,016
HSI Asset Securitization Corp. Trust 1.406%, 12/25/35 (b)	485,668	485,367
Long Beach Mortgage Loan Trust 2.011%, 02/25/35 (b)	3,106,955	3,108,336
Magnetite, Ltd. 2.156%, 07/25/26 (144A) (b)	5,000,000	5,000,000
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 1.891%, 06/25/35 (b)	998,900	998,656
Structured Asset Securities Corp. Mortgage Loan Trust 1.696%, 07/25/35 (b)	11,671,000	11,619,309

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Voya CLO, Ltd. 2.208%, 01/18/26 (144A) (b)	2,850,000	$2,851,094

		42,741,186

Asset-Backed - Student Loan—5.6%
Education Loan Asset-Backed Trust I 2.016%, 06/25/26 (144A) (b)	5,860,616	5,869,894
Navient Student Loan Trust 2.266%, 07/26/66 (144A) (b)	5,600,000	5,659,105
2.716%, 10/25/58 (b)	2,470,000	2,289,396
Nelnet Student Loan Trust 1.816%, 02/27/51 (144A) (b)	4,900,457	4,910,494
SLC Student Loan Trust 1.356%, 03/15/27 (b)	2,240,462	2,230,406
1.406%, 09/15/39 (b)	11,000,000	10,302,238
1.406%, 03/15/55 (b)	8,310,000	7,628,082
SLM Student Loan Trust 1.216%, 01/25/22 (b)	10,320,000	9,943,262
1.306%, 10/25/29 (b)	9,946,493	9,870,035
1.526%, 01/25/40 (b)	5,225,555	4,646,018
1.536%, 10/25/24 (b)	5,196,478	5,183,781
1.706%, 04/27/26 (144A) (b)	8,231,682	8,254,145
1.716%, 12/15/27 (144A) (b)	4,893,066	4,887,492
1.816%, 11/25/27 (b)	4,179,847	4,198,233
1.906%, 10/25/40 (b)	10,240,000	10,010,221
1.966%, 05/26/26 (b)	9,517,962	9,476,093
1.966%, 01/25/45 (144A) (b)	4,266,002	4,224,780
2.656%, 04/25/23 (b)	1,366,763	1,395,855
3.016%, 09/25/43 (b)	5,800,000	5,621,696
Wachovia Student Loan Trust 1.326%, 04/25/40 (144A) (b)	7,500,000	6,917,765

		123,518,991

Total Asset-Backed Securities (Cost $240,645,825)		242,873,968

Mortgage-Backed Securities—3.6%

Collateralized Mortgage Obligations—2.4%
Citigroup Mortgage Loan Trust, Inc. 1.220%, 05/20/47 (144A) (b)	2,833,744	2,788,933
Credit Suisse Mortgage Trust 1.066%, 09/27/46 (144A)	3,717,113	3,681,927
1.264%, 05/27/37 (144A) (b)	1,009,522	1,015,635
1.304%, 04/27/47 (144A) (b)	3,443,453	3,341,248
3.173%, 01/27/36 (144A) (b)	1,233,079	1,237,543
Morgan Stanley Mortgage Loan Trust 1.486%, 09/25/35 (b)	1,692,839	1,693,065
Morgan Stanley Resecuritization Trust 1.474%, 08/26/47 (144A) (b)	6,238,614	6,146,820
3.141%, 01/26/51 (144A) (b)	4,234,552	4,216,750
Nomura Resecuritization Trust 1.284%, 02/25/37 (144A) (b)	3,305,305	3,191,201
1.324%, 08/26/37 (144A) (b)	3,377,054	3,284,233
3.298%, 03/26/37 (144A) (b)	4,817,907	4,861,785

Collateralized Mortgage Obligations—(Continued)
Structured Adjustable Rate Mortgage Loan Trust 1.891%, 01/25/35 (b)	4,352,905	4,254,955
3.302%, 03/25/34 (b)	6,610,489	6,681,066
WaMu Mortgage Pass-Through Certificates Trust 1.506%, 10/25/45 (b)	7,414,290	7,352,515

		53,747,676

Commercial Mortgage-Backed Securities—1.2%
225 Liberty Street Trust 3.597%, 02/10/36 (144A)	1,865,000	1,932,478
7 WTC Depositor LLC Trust 4.082%, 03/13/31 (144A)	499,673	504,316
BAMLL Commercial Mortgage Securities Trust 3.819%, 07/14/37 (144A)	2,260,000	2,373,804
Banc of America Commercial Mortgage Trust 5.492%, 02/10/51	1,567,207	1,569,306
Commercial Mortgage Trust 3.545%, 02/10/36 (144A)	1,865,000	1,919,533
3.732%, 08/10/49 (144A) (b)	1,810,000	1,889,175
4.353%, 08/10/30 (144A)	1,845,000	2,006,082
DBRR Trust 4.537%, 07/12/44 (144A) (b)	3,000,000	3,146,825
JPMorgan Chase Commercial Mortgage Securities Trust 4.311%, 08/05/32 (144A)	1,708,000	1,779,126
Morgan Stanley Capital Trust 3.727%, 10/11/50 (144A)	2,150,000	2,238,889
4.700%, 09/15/47 (144A)	852,842	879,275
RBS Commercial Funding, Inc. Trust 3.961%, 01/13/32 (144A) (b)	2,475,000	2,619,460
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (b)	1,519,000	1,502,808
Wells Fargo Commercial Mortgage Trust 2.800%, 03/18/28 (144A) (b)	2,000,000	2,023,635

		26,384,712

Total Mortgage-Backed Securities (Cost $79,701,857)		80,132,388

Municipals—0.8%
New York City Transitional Finance Authority, Future Tax Secured Revenue 5.267%, 05/01/27	2,150,000	2,529,625
New York City Water & Sewer System Revenue, Build America Bonds 5.440%, 06/15/43	1,250,000	1,595,988
6.011%, 06/15/42	1,300,000	1,765,582
New York City, General Obligation Unlimited, Build America Bonds 5.968%, 03/01/36	1,750,000	2,267,073
6.271%, 12/01/37	1,575,000	2,135,684
State of Massachusetts, General Obligation Unlimited 3.000%, 04/01/41	3,750,000	3,320,437

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*/ Shares	Value
University of California CA, Revenue 4.601%, 05/15/31	2,855,000	$3,144,069

Total Municipals (Cost $16,322,889)		16,758,458

Short-Term Investments—6.4%

Mutual Fund—2.3%
State Street Institutional Liquid Reserves Fund (f)	51,692,844	51,698,013

U.S. Treasury—4.1%
U.S. Treasury Bills 0.823%, 09/07/17 (f) (g)	1,425,000	1,422,518
0.917%, 08/17/17 (f)	39,350,000	39,305,534
0.955%, 08/31/17 (d) (f)	34,180,000	34,128,320
1.036%, 11/02/17 (f)	15,115,000	15,061,584

		89,917,956

Total Short-Term Investments (Cost $141,609,598)		141,615,969

Securities Lending Reinvestments (h)—15.7%

Certificates of Deposit—6.4%
ABN AMRO Bank NV Zero Coupon, 09/05/17	4,979,088	4,989,500
Bank of Montreal 1.130%, 07/07/17	5,000,000	4,999,950
Bank of Montreal Chicago 1.276%, 09/06/17 (b)	7,000,000	7,001,288
Bank of Nova Scotia Houston 1.492%, 11/03/17 (b)	4,000,000	4,003,949
Bank of Tokyo-Mitsubishi, Ltd. 1.510%, 08/18/17	16,995,874	16,858,691
1.602%, 11/16/17 (b)	3,000,000	3,002,928
BNP Paribas New York 1.524%, 08/04/17 (b)	9,000,000	9,001,071
Canadian Imperial Bank 1.630%, 10/27/17 (b)	1,000,000	1,001,125
Credit Industriel et Commercial 1.125%, 07/03/17	3,000,000	3,000,066
Credit Suisse AG New York 1.314%, 11/07/17 (b)	5,000,000	5,000,405
DNB NOR Bank ASA 1.412%, 07/28/17 (b)	2,500,000	2,500,313
KBC Bank NV 1.220%, 07/26/17	1,000,000	1,000,000
1.220%, 07/27/17	7,500,000	7,500,000
Mizuho Bank, Ltd., New York 1.610%, 08/02/17 (b)	1,000,000	1,000,305
Natixis New York 1.287%, 11/13/17 (b)	3,000,000	2,999,670
Norinchukin Bank New York 1.687%, 07/12/17 (b)	10,000,000	10,001,210
Royal Bank of Canada New York 1.532%, 03/20/18 (b)	16,500,000	16,511,880

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp. 1.480%, 08/09/17	5,046,167	5,001,150
Sumitomo Mitsui Banking Corp., New York 1.551%, 08/01/17 (b)	6,000,000	6,002,334
Sumitomo Mitsui Trust Bank, Ltd., New York 1.342%, 11/16/17 (b)	7,500,000	7,499,527
1.377%, 10/11/17 (b)	4,000,000	4,002,818
Toronto Dominion Bank New York 1.467%, 03/13/18 (b)	4,000,000	4,002,972
1.475%, 01/10/18 (b)	6,000,000	6,009,975
UBS, Stamford 1.722%, 07/31/17 (b)	6,406,541	6,403,655
Wells Fargo Bank San Francisco N.A. 1.547%, 10/26/17 (b)	2,500,000	2,502,235

		141,797,017

Commercial Paper—1.8%
Erste Abwicklungsanstalt 1.379%, 07/18/17 (b)	15,700,000	15,700,911
ING Funding LLC 1.234%, 12/07/17 (b)	2,000,000	2,000,691
1.277%, 11/13/17 (b)	7,500,000	7,499,452
LMA S.A. & LMA Americas 1.040%, 07/03/17	10,499,090	10,498,968
Westpac Banking Corp. 1.506%, 10/20/17 (b)	4,300,000	4,304,287

		40,004,309

Repurchase Agreements—5.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $174,824 on 07/03/17, collateralized by $181,972 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $178,305.	174,808	174,808
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $22,002,017 on 07/03/17, collateralized by $21,915,450 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $22,440,002.	22,000,000	22,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $28,802,880 on 07/03/17, collateralized by $29,281,920 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $29,376,088.	28,800,000	28,800,000

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $17,513,563 on 07/03/17, collateralized by $3,804 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $19,456,911.	17,500,000	$17,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/19/17 at 1.710% to be repurchased at $5,024,225 on 09/29/17, collateralized by various Common Stock with a value of $5,500,001.	5,000,000	5,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $4,064,790 on 10/02/17, collateralized by various Common Stock with a value of $4,400,000.	4,000,000	4,000,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $8,061,180 on 10/02/17, collateralized by various Common Stock with a value of $8,800,001.	8,000,000	8,000,000
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $15,001,675 on 07/03/17, collateralized by $29,910,927 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $15,301,781.	15,000,000	15,000,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $9,000,885 on 07/03/17, collateralized by $13,515,869 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $9,180,000.	9,000,000	9,000,000
RBS Securities, Inc. Repurchase Agreement dated 06/30/17 at 1.060% to be repurchased at $15,003,092 on 07/07/17, collateralized by $15,316,567 U.S. Treasury Obligations with rates ranging from 1.118% - 2.000%, maturity dates ranging from 07/31/17 - 02/15/25, with a value of $15,300,422.	15,000,000	15,000,000

		124,474,808

Time Deposits—1.9%
ABN AMRO Bank NV 1.180%, 07/07/17	5,000,000	5,000,000

Time Deposits—(Continued)
Australia New Zealand Bank 1.060%, 07/03/17	10,800,000	10,800,000
1.150%, 07/03/17	672,980	672,980
Credit Industriel et Commercial 1.100%, 07/03/17	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	4,288,500	4,288,500
Shinkin Central Bank 1.330%, 07/25/17	3,000,000	3,000,000
1.330%, 07/26/17	2,000,000	2,000,000
Standard Chartered plc 1.200%, 07/03/17	12,500,000	12,500,000

		43,261,480

Total Securities Lending Reinvestments (Cost $349,468,605)		349,537,614

Total Investments—127.3% (Cost $2,814,982,618) (i)		2,819,317,619
Other assets and liabilities (net)—(27.3)%		(604,817,262)

Net Assets—100.0%		$2,214,500,357

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2017. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $342,130,541 and the collateral received consisted of cash in the amount of $349,663,047. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	The rate shown represents current yield to maturity.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2017, the market value of securities pledged was $1,013,232.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(i)	As of June 30, 2017, the aggregate cost of investments was $2,814,982,618. The aggregate unrealized appreciation and depreciation of investments were $18,978,976 and $(14,643,975), respectively, resulting in net unrealized appreciation of $4,335,001.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the market value of 144A securities was $178,583,160, which is 8.1% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	12/18/17	560	USD	138,055,462	$(120,461)
U.S. Treasury Note 2 Year Futures	09/29/17	1,070	USD	231,561,449	(324,417)
U.S. Treasury Note 5 Year Futures	09/29/17	395	USD	46,655,393	(110,198)

Futures Contracts—Short
90 Day Eurodollar Futures	12/17/18	(560)	USD	(137,619,896)	139,896

Net Unrealized Depreciation					$(415,180)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Receive	3M LIBOR	1.602%	06/30/19	USD	11,155,000	$7,984

(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,389,992,995	$—	$1,389,992,995
Total Corporate Bonds & Notes*	—	598,406,227	—	598,406,227
Total Asset-Backed Securities*	—	242,873,968	—	242,873,968
Total Mortgage-Backed Securities*	—	80,132,388	—	80,132,388
Total Municipals	—	16,758,458	—	16,758,458
Short-Term Investments
Mutual Fund	51,698,013	—	—	51,698,013
U.S. Treasury	—	89,917,956	—	89,917,956
Total Short-Term Investments	51,698,013	89,917,956	—	141,615,969
Total Securities Lending Reinvestments*	—	349,537,614	—	349,537,614
Total Investments	$51,698,013	$2,767,619,606	$—	$2,819,317,619

Collateral for Securities Loaned (Liability)	$—	$(349,663,047)	$—	$(349,663,047)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$139,896	$—	$—	$139,896
Futures Contracts (Unrealized Depreciation)	(555,076)	—	—	(555,076)
Total Futures Contracts	$(415,180)	$—	$—	$(415,180)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$7,984	$—	$7,984

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$2,819,317,619
Cash	3,726
Receivable for:
Investments sold	2,146,335
TBA securities sold	38,696,937
Fund shares sold	96,242
Principal paydowns	15,706
Dividends and interest	10,474,464
Variation margin on centrally cleared swap contracts	53,217

Total Assets	2,870,804,246
Liabilities
Collateral for securities loaned	349,663,047
Payables for:
Investments purchased	14,438,838
TBA securities purchased	290,993,988
Fund shares redeemed	35,171
Variation margin on futures contracts	148,395
Accrued Expenses:
Management fees	755,205
Distribution and service fees	122
Deferred trustees’ fees	42,489
Other expenses	226,634

Total Liabilities	656,303,889

Net Assets	$2,214,500,357

Net Assets Consist of:
Paid in surplus	$2,192,329,091
Undistributed net investment income	21,704,384
Accumulated net realized loss	(3,460,923)
Unrealized appreciation on investments, futures contracts and swap contracts	3,927,805

Net Assets	$2,214,500,357

Net Assets
Class A	$2,213,890,997
Class B	609,360
Capital Shares Outstanding*
Class A	219,090,966
Class B	60,355
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.10
Class B	10.10

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,814,982,618.
(b)	Includes securities loaned at value of $342,130,541.

Statement of Operations

Period Ended June 30, 2017 (Unaudited)

Investment Income
Dividends	$227,175
Interest	25,574,256
Securities lending income	1,015,631

Total investment income	26,817,062
Expenses
Management fees	6,071,091
Administration fees	35,019
Custodian and accounting fees	65,760
Distribution and service fees—Class B	739
Audit and tax services	35,545
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	21,512
Insurance	7,910
Miscellaneous	8,641

Total expenses	6,290,919
Less management fee waiver	(1,513,423)

Net expenses	4,777,496

Net Investment Income	22,039,566

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(45,763)
Futures contracts	1,126,961

Net realized gain	1,081,198

Net change in unrealized appreciation on:
Investments	21,707,372
Futures contracts	38,245
Swap contracts	7,984

Net change in unrealized appreciation	21,753,601

Net realized and unrealized gain	22,834,799

Net Increase in Net Assets From Operations	$44,874,365

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,039,566	$33,274,090
Net realized gain	1,081,198	7,101,461
Net change in unrealized appreciation	21,753,601	1,955,753

Increase in net assets from operations	44,874,365	42,331,304

From Distributions to Shareholders
Net investment income
Class A	(39,630,743)	(18,043,923)
Class B	(9,573)	(2,578)
Net realized capital gains
Class A	(3,230,767)	0
Class B	(855)	0

Total distributions	(42,871,938)	(18,046,501)

Increase in net assets from capital share transactions	1,459,480	178,963,302

Total increase in net assets	3,461,907	203,248,105

Net Assets
Beginning of period	2,211,038,450	2,007,790,345

End of period	$2,214,500,357	$2,211,038,450

Undistributed net investment income
End of period	$21,704,384	$39,305,134

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	2,463,256	$25,043,490	31,125,775	$319,412,125
Reinvestments	4,226,973	42,861,510	1,758,667	18,043,923
Redemptions	(6,495,820)	(66,443,361)	(15,746,269)	(159,005,478)

Net increase	194,409	$1,461,639	17,138,173	$178,450,570

Class B
Sales	5,108	$51,890	56,125	$573,285
Reinvestments	1,029	10,428	252	2,578
Redemptions	(6,363)	(64,477)	(6,229)	(63,131)

Net increase (decrease)	(226)	$(2,159)	50,148	$512,732

Increase derived from capital shares transactions		$1,459,480		$178,963,302

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015(a)
Net Asset Value, Beginning of Period	$10.10		$9.95	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.10		0.16	0.08
Net realized and unrealized gain (loss) on investments	0.10		0.07	(0.13)

Total from investment operations	0.20		0.23	(0.05)

Less Distributions
Distributions from net investment income	(0.18)		(0.08)	0.00
Distributions from net realized capital gains	(0.02)		0.00	0.00

Total distributions	(0.20)		(0.08)	0.00

Net Asset Value, End of Period	$10.10		$10.10	$9.95

Total Return (%) (c)	1.96	(d)	2.33	(0.50	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)	0.57	0.58	(e)
Net ratio of expenses to average net assets (%) (f)	0.43	(e)	0.43	0.45	(e)
Ratio of net investment income to average net assets (%)	2.00	(e)	1.56	1.13	(e)
Portfolio turnover rate (%)	148	(d)(g)	298 (g)	325	(d)(g)
Net assets, end of period (in millions)	$2,213.9		$2,210.4	$2,007.7

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015(a)
Net Asset Value, Beginning of Period	$10.09		$9.95	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.09		0.14	0.07
Net realized and unrealized gain (loss) on investments	0.11		0.08	(0.12)

Total from investment operations	0.20		0.22	(0.05)

Less Distributions
Distributions from net investment income	(0.17)		(0.08)	0.00
Distributions from net realized capital gains	(0.02)		0.00	0.00

Total distributions	(0.19)		(0.08)	0.00

Net Asset Value, End of Period	$10.10		$10.09	$9.95

Total Return (%) (c)	1.91	(d)	2.21	(0.50	) (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.82	0.83	(e)
Net ratio of expenses to average net assets (%) (f)	0.68	(e)	0.68	0.70	(e)
Ratio of net investment income to average net assets (%)	1.74	(e)	1.34	1.00	(e)
Portfolio turnover rate (%)	148	(d)(g)	298 (g)	325	(d)(g)
Net assets, end of period (in millions)	$0.6		$0.6	$0.1

(a)	Commencement of operations was May 1, 2015.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 101%, 193% and 205% for the six months ended June 30, 2017, the year ended December 31, 2016 and the period ended December 31, 2015, respectively.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is TCW Core Fixed Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques,

BHFTI-18

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book tax differences are primarily due to paydown gains & losses and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

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Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from

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Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $124,474,808. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

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Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(38,966,160)	$—	$—	$—	$(38,966,160)
U.S. Treasury & Government Agencies	(310,696,887)	—	—	—	(310,696,887)
Total	$(349,663,047)	$—	$—	$—	$(349,663,047)
Total Borrowings	$(349,663,047)	$—	$—	$—	$(349,663,047)
Gross amount of recognized liabilities for securities lending transactions					$(349,663,047)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the

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Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit

BHFTI-23

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2017, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2017 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)(b)	$7,984
	Unrealized appreciation on futures contracts (a)(c)	139,896	Unrealized depreciation on futures contracts (a)(c)	555,076

Total		$147,880		$555,076

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2017:

Statement of Operations Location–Net Realized Gain (Loss)	Interest Rate
Futures contracts	$1,126,961

Statement of Operations Location–Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$38,245
Swap contracts	7,984

$46,229

For the six months ended June 30, 2017, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$250,316,667
Futures contracts short	(105,000,000)
Swap contracts	11,155,000

‡	Averages are based on activity levels during the period.

BHFTI-24

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$3,110,638,184	$185,510,498	$3,163,721,969	$161,823,425

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2017 were as follows:

Purchases	Sales
$1,204,501,069	$1,034,285,823

BHFTI-25

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2017 were $6,071,091.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. TCW Investment Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	Of the first $500 million
0.150%	Of the next $1.5 billion
0.200%	On amounts in excess of $2 billion

Amounts waived for the year ended June 30, 2017 are shown as a management fee waiver in the Statement of Operations. An identical agreement was in place for the period from May 1, 2016 through April 30, 2017.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-26

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2017—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$18,046,501	$—	$—	$—	$18,046,501	$—

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$41,558,476	$832,247	$(22,193,856)	$—	$20,196,867

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2016, the Portfolio utilized capital losses of $140,855.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

10. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-27

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
213,608,766	218	4,415,876

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	213,608,766	4,416,094
Robert Boulware	213,608,766	4,416,094
Susan C. Gause	213,608,766	4,416,094
Nancy Hawthorne	213,608,766	4,416,094
Barbara A. Nugent	213,608,766	4,416,094
John Rosenthal	213,608,766	4,416,094
Linda B. Strumpf	213,608,766	4,416,094
Dawn M. Vroegop	213,608,766	4,416,094

BHFTI-28

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly Goldman Sachs Mid Cap Value Portfolio)

Managed by Wells Capital Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2017, the Class A and B shares of the Wells Capital Management Mid Cap Value Portfolio returned 3.34% and 3.26%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 5.18%.

On June 1, 2017, Wells Capital Management, Inc. (“WellsCap”) succeeded Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) as the subadviser to the Portfolio and the name of the Portfolio was changed from the Goldman Sachs Mid Cap Value Portfolio to the Wells Capital Management Mid Cap Value Portfolio.

The following commentary was provided by Goldman Sachs for the period of January 1, 2017 through May 31, 2017.

MARKET ENVIRONMENT / CONDITIONS

The S&P 500 Index gained 6.07% during the first quarter of 2017. Looking back, in January, U.S. equities rallied on the prospect of deregulation following executive orders on oil pipelines and on further optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and protectionism concerns, U.S. equities continued to rally in February, driven by optimism on tax reform and deregulation as well as stronger economic data. In March, the U.S. Federal Reserve Board (the “Fed”) raised interest rates for the third time since the 2008 global financial crisis, while maintaining projections for three rate hikes in 2017. However, a seemingly cautious stance on the future path of monetary tightening from the Fed Chair Janet Yellen and the presence of a dissenter on the committee led to a dovish market reaction. Political risks subsequently drove U.S. equities lower in the wake of House Republicans’ struggle to schedule a health care vote. The best performing sectors over the first quarter were Information Technology (“IT”), Consumer Discretionary and Health Care, while the worst performing sectors were Energy, Telecommunication Services and Financials.

The S&P 500 Index gained 1.41% in May, following a 1.03% increase in April. Activity and inflation data appeared to be moderating, although the labor market remained strong. The Institute for Supply Management manufacturing index declined to 54.8 in April from 57.2 in March and the economy grew at 0.7% in the first quarter compared to 2.1% in the final quarter of 2016. Core Personal Consumption Expenditure (PCE) price index fell to 1.54% year-over-year in April from 1.59% year-over-year in March, while core Consumer Price Index (CPI) increased only 0.1% month-over-month, the second consecutive weak reading following an outright decline in March. That said, the employment cost index reached its highest level since 2007 in the first quarter and the ADP report showed an increase in private employment by 177,000 in April, led by gains in the service sector. Political turmoil mid-month, following alleged Russian interference in the U.S. election, dampened expectations for further near-term progress on the Trump Administration’s pro-growth policies. As expected, the Fed kept policy unchanged, seemingly looking beyond recent weakness in data. The best performing sectors were IT, Utilities and Consumer Staples while the worst performing sectors were Energy, Financials and Telecommunication Services.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the five months ended May 31, 2017, the Portfolio’s investments within the Real Estate and Industrials sectors detracted from performance, while stock selection in the IT and Health Care sectors contributed to returns.

Within the Real Estate sector, DDR Corp., an owner of shopping centers in the U.S. and Puerto Rico, was a top detractor from performance during the period. While the broader Real Estate sector declined during the time period, we believe DDR Corp.’s underperformance was exacerbated due to its above average exposure to Puerto Rico, a potential decrease in demand from its larger retail tenants and concerns around the pricing of its assets in the private market. Despite a difficult period, we continued to believe that shares of DDR Corp. traded at a substantial discount relative to the company’s private market value. We maintained confidence in the company’s new leadership, as we believe they are highly motivated and focused on improving the business’ operational performance over the long term. However, we moderated our position to reflect a better risk/reward profile. The Portfolio’s investment in Brixmor Property Group, Inc., an owner of grocery-anchored community shopping centers, was also a top detractor from performance. We believe the underperformance was largely due to market concerns around store closures within the industry, resulting from disappointing retail sales, as well as weaker-than-expected first quarter results. In our view, these fears are overblown, especially given Brixmor Property Group’s base in high-quality grocery-anchored shopping centers. Overall, we remained positive on Brixmor Property Group’s long-term growth potential as well as the company’s portfolio of assets. Fundamentals in the industry remain healthy as supply, relative to historical levels, is low and demand continues to be strong. Finally, we are encouraged by management’s focus on high return redevelopment projects and improving the company’s balance sheet.

Within the IT sector, IAC/InterActiveCorp., an internet and media company, was a top contributor to performance. The majority of outperformance came after the company announced its acquisition of Angie’s List, an online home service review platform. IAC/InterActiveCorp plans to combine its HomeAdvisor platform with Angie’s List which, in our view, will create substantial synergies and improve revenue strategies. Its shares also rose after the company reported first quarter earnings that exceeded consensus expectations and issued positive 2017 guidance. We believe IAC/InterActiveCorp has a strong focus on capital allocation and shareholder value creation. Additionally, we remained positive on the company due to its strong balance sheet, new initiatives to improve its online dating businesses, including ongoing growth and monetization of Tinder, and the option value of Vimeo, its online video business. Vertex

BHFTI-1

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly Goldman Sachs Mid Cap Value Portfolio)

Managed by Wells Capital Management, Inc.

Portfolio Manager Commentary*—(Continued)

Pharmaceuticals, Inc., a U.S.-based pharmaceutical company primarily focused on treatments for cystic fibrosis, was another top contributor to returns. The majority of outperformance came after the company reported positive test results from one of its next-generation cystic fibrosis pipeline drugs. Its shares also rose after the company reported fourth quarter earnings that exceeded consensus expectations and issued 2017 guidance. Additionally, Vertex Pharmaceuticals sold its cancer research pipeline for $230 million. Investors viewed this positively given the possibility of royalties on future sales. We believe that Vertex Pharmaceuticals will continue to expand its reach into the cystic fibrosis market through its next-generation pipeline drugs. In our view, the stock traded at a compelling valuation and the company is well insulated relative to its peer group if regulatory changes are made to the broader Health Care sector. Following the stock’s more recent outperformance, however, we moderated our position to better reflect the current risk/reward profile.

Tim Ryan

Sung Cho

Sean Gallagher

Portfolio Managers

Goldman Sachs Asset Management, L.P.

The following commentary was provided by WellsCap for the period of June 1, 2017 through June 30, 2017.

MARKET ENVIRONMENT / CONDITIONS

For the first half of 2017 equities overall and mid cap value stocks have been impacted by the uncertainty surrounding future government policies, declining oil prices and increased skepticism of overall equity valuations. This has led to a narrow trading range for mid cap value stocks during that time period. For the month of June, the Russell Midcap Value Index finished up 1.49%. June saw some sector rotation from IT into Financials and Health Care as investors looked for hard evidence to support the run up in IT valuations. During the month, the Federal Open Market Committee raised the discount rate by a quarter of a point for the second time this year. However, this move was much anticipated and did little to impact equity markets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell Midcap Value Index over the one month period. Stock selection was the largest driver for the Portfolio’s relative underperformance. The Portfolio’s stock selection and positioning in Financials and Energy detracted from relative performance. Stock selection within Consumer Discretionary and the Portfolio’s underweight to Utilities contributed to relative performance.

Within the Financials sector, the Portfolio’s underweight to the Banking industry negatively impacted returns. Many mid cap banks traded higher during the month as the Federal Reserve released its annual Comprehensive Capital Analysis and Review (CCAR) which showed they did not object to the capital plans of all 34 bank holding companies that participated. This provided a significant catalyst for many of the mid cap bank stocks that the Portfolio was underweight.

The Energy sector has faced significant pressure thus far in 2017. Sentiment around oil and gas prices has been weaker as investors reflected concerns that supply is outpacing demand in the near-term. The Portfolio’s security selection within the Energy sector detracted from performance during the month of June. Anadarko Petroleum Corp. (“APC”), an oil and gas exploration and production company was negatively impacted by declining oil prices as well as a tragic event in Colorado related to one of APC’s legacy wells that resulted in two fatalities. The investigation into this accident is still underway but it appears to be a third party error, and regardless of the cause APC is taking actions to prevent future occurrences. Despite these challenges, we remained positive on the long term prospects for the shares. We believe APC’s ample liquidity and the optionality to further monetize assets, including significant midstream holdings, provides both defensive and offensive characteristics for the stock and we believe the balance sheet flexibility continues to be underappreciated by the market.

Within the Consumer Staples sector, Kroger Co. (“KR”), a U.S. food and drug retailer was the largest detractor to performance. KR shares were negatively impacted for two reasons during the month. First, KR released disappointing earnings results and then online retailer, Amazon.com Inc. announced they would be acquiring Whole Foods Markets, Inc. We had begun to sell the Portfolio’s position before the earnings release as we were growing increasingly concerned that the competitive dynamics of the industry were changing rapidly as an aggressively priced European competitor announced further expansion plans into the U.S. and retailing giant Walmart looked to reduce prices. The Amazon/Whole Foods merger announcement further increased our concerns and caused us to question the sustainability of future cash flows even more. As our process dictates, when we no longer have conviction in the thesis, we promptly sold the Portfolio’s position.

Security selection in the Consumer Discretionary sector was a positive contributor to performance. Jewelry retailer, Signet Jewelers Limited (“SIG”), was the largest individual contributor. SIG rebounded significantly during the month after management indicated that the e-commerce platform implementation issues that weighed on fourth and first quarter results have largely been addressed. The company also announced in May that they would begin to sell a portion of their credit portfolio as well as outsource its remaining receivables. We believe this sale should help strengthen SIG’s balance sheet and allow them to accretively redeploy capital through share repurchases and explore other potential opportunities.

The Portfolio’s underweight to the Utilities sector positively contributed to relative performance during the month of June. Utilities were one of the worst performing sectors during the month as

BHFTI-2

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly Goldman Sachs Mid Cap Value Portfolio)

Managed by Wells Capital Management, Inc.

Portfolio Manager Commentary*—(Continued)

10-year U.S. Treasury rates moved slightly higher during the month and investors began to question valuations further. We have struggled to find enough utility stocks that were attractively valued on a reward-to-risk basis given equity investors have crowded into many utility names in search of dividend income. Our disciplined valuation process served us well during the month.

As of June 30, 2017, the Portfolio was highly diversified across sectors and industries, with the goal of owning companies that present to us the best opportunity to deliver alpha over the next 3 to 5 years while at the same time ensuring relative protection of capital in times of market stress. At period-end, the Portfolio’s largest overweights were in the IT and Materials sectors. Within the IT sector, our focus on sustainable cash flows and long-term competitive advantages drives the Portfolio’s overweight to the IT services industry. In Materials, the overweight is primarily due to opportunities we have found in the containers and packaging industry. The Portfolio’s largest underweights were in the Consumer Discretionary and Real Estate sectors. We believe secular pressures impacting many names within the Consumer Discretionary sector are leading to increased cash flow volatility and heightened risks. Although we have slightly increased the Portfolio’s weighting to the Real Estate sector in recent months, as we have found a few names that presented attractive valuations on a reward-to-risk basis, the Portfolio remained largely underweight the sector at period-end.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Wells Capital Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-3

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2017

	6 Month	1 Year	5 Year	10 Year
Wells Capital Management Mid Cap Value Portfolio
Class A	3.34	13.20	12.18	5.98
Class B	3.26	12.84	11.90	5.72
Russell Midcap Value Index	5.18	15.93	15.14	7.23

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017

Top Holdings

% of Net Assets
Fidelity National Information Services, Inc.	3.0
Republic Services, Inc.	2.9
TreeHouse Foods, Inc.	2.8
Kansas City Southern	2.7
Molson Coors Brewing Co. - Class B	2.5
Ameren Corp.	2.5
CBRE Group, Inc. - Class A	2.4
Allstate Corp. (The)	2.4
Humana, Inc.	2.2
Packaging Corp. of America	2.1

Top Sectors

% of Net Assets
Financials	19.7
Industrials	15.4
Information Technology	11.7
Materials	9.2
Health Care	8.3
Energy	8.3
Real Estate	7.0
Utilities	6.5
Consumer Staples	5.3
Consumer Discretionary	4.6

BHFTI-4

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 through June 30, 2017.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period** January 1, 2017 to June 30, 2017
Class A(a)	Actual	0.71%	$1,000.00	$1,033.40	$3.58
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

Class B(a)	Actual	0.95%	$1,000.00	$1,032.60	$4.79
	Hypothetical*	0.95%	$1,000.00	$1,020.08	$4.76

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—96.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
Raytheon Co.	63,150	$10,197,462
Rockwell Collins, Inc.	68,276	7,174,442

		17,371,904

Banks—4.9%
Fifth Third Bancorp	244,095	6,336,706
PacWest Bancorp	155,730	7,272,591
Regions Financial Corp.	545,272	7,982,782
Zions Bancorp (a)	95,811	4,207,061

		25,799,140

Beverages—2.5%
Molson Coors Brewing Co. - Class B	152,945	13,205,271

Capital Markets—2.4%
Northern Trust Corp.	97,221	9,450,853
TD Ameritrade Holding Corp.	71,244	3,062,780

		12,513,633

Chemicals—2.8%
International Flavors & Fragrances, Inc.	64,798	8,747,730
PPG Industries, Inc.	56,570	6,220,437

		14,968,167

Commercial Services & Supplies—3.9%
Republic Services, Inc.	237,329	15,124,977
Stericycle, Inc. (b)	74,760	5,705,683

		20,830,660

Communications Equipment—3.5%
ARRIS International plc (b)	282,424	7,913,521
Harris Corp.	95,225	10,387,143

		18,300,664

Construction & Engineering—1.4%
Jacobs Engineering Group, Inc.	137,710	7,490,047

Construction Materials—0.9%
Eagle Materials, Inc.	49,510	4,575,714

Consumer Finance—1.3%
Ally Financial, Inc.	331,516	6,928,684

Containers & Packaging—5.5%
International Paper Co.	168,422	9,534,369
Packaging Corp. of America	101,296	11,283,362
Sealed Air Corp.	187,863	8,408,748

		29,226,479

Electric Utilities—2.1%
American Electric Power Co., Inc.	162,324	11,276,648

Energy Equipment & Services—5.8%
Baker Hughes, Inc.	108,349	5,906,104

Energy Equipment & Services—(Continued)
C&J Energy Services, Inc. (b)	106,911	3,663,840
Frank’s International NV (a)	186,321	1,544,601
National Oilwell Varco, Inc. (a)	228,765	7,535,519
Patterson-UTI Energy, Inc.	426,008	8,601,102
U.S. Silica Holdings, Inc.	96,721	3,432,628

		30,683,794

Equity Real Estate Investment Trusts—4.6%
American Campus Communities, Inc.	181,144	8,568,111
Corporate Office Properties Trust	123,023	4,309,496
Invitation Homes, Inc.	232,502	5,029,018
Mid-America Apartment Communities, Inc.	61,864	6,519,228

		24,425,853

Food Products—2.8%
TreeHouse Foods, Inc. (b)	178,826	14,608,296

Health Care Equipment & Supplies—2.5%
STERIS plc (a)	78,725	6,416,087
Varian Medical Systems, Inc. (b)	66,520	6,864,199

		13,280,286

Health Care Providers & Services—5.8%
AmerisourceBergen Corp. (a)	80,324	7,593,028
Humana, Inc.	47,275	11,375,310
Patterson Cos., Inc. (a)	116,384	5,464,229
Universal Health Services, Inc. - Class B	50,558	6,172,121

		30,604,688

Hotels, Restaurants & Leisure—0.9%
Wendy’s Co. (The) (a)	299,184	4,640,344

Household Durables—1.0%
Mohawk Industries, Inc. (b)	22,198	5,365,035

Insurance—11.2%
Allstate Corp. (The)	143,471	12,688,575
Arch Capital Group, Ltd. (b)	70,491	6,576,105
Brown & Brown, Inc. (a)	217,220	9,355,666
FNF Group	227,410	10,194,790
Loews Corp.	239,980	11,233,464
Willis Towers Watson plc (a)	61,347	8,923,535

		58,972,135

IT Services—8.3%
Amdocs, Ltd.	158,503	10,217,103
DST Systems, Inc.	138,072	8,519,043
Fidelity National Information Services, Inc.	186,298	15,909,849
Leidos Holdings, Inc.	175,069	9,049,317

		43,695,312

Machinery—2.5%
Deere & Co.	54,019	6,676,208
Flowserve Corp.	140,595	6,527,826

		13,204,034

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Schedule of Investments as of June 30, 2017 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Multi-Utilities—2.4%
Ameren Corp.	236,947	$12,953,893

Multiline Retail—1.6%
Kohl’s Corp. (a)	222,530	8,605,235

Oil, Gas & Consumable Fuels—2.5%
Anadarko Petroleum Corp.	123,074	5,580,175
Hess Corp. (a)	171,191	7,510,149

		13,090,324

Real Estate Management & Development—2.4%
CBRE Group, Inc. - Class A (b)	351,342	12,788,849

Road & Rail—4.3%
Kansas City Southern	137,116	14,349,190
Ryder System, Inc.	114,588	8,248,044

		22,597,234

Specialty Retail—1.0%
Signet Jewelers, Ltd. (a)	85,671	5,417,834

Water Utilities—1.9%
American Water Works Co., Inc.	130,867	10,201,083

Total Common Stocks (Cost $499,205,508)		507,621,240

Short-Term Investment—5.2%

Repurchase Agreement—5.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/17 at 0.120% to be repurchased at $27,637,318 on 07/03/17, collateralized by $26,980,000 U.S. Treasury Note at 4.000% due 08/15/18 with a value of $28,193,506.	27,637,041	27,637,041

Total Short-Term Investments (Cost $27,637,041)		27,637,041

Securities Lending Reinvestments (c)—8.6%

Certificates of Deposit—0.3%
DG Bank New York 1.140%, 07/03/17	500,000	499,995
Landesbank Baden-Wuerttemberg 1.150%, 07/03/17	1,000,000	999,990

		1,499,985

Repurchase Agreements—6.9%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/17 at 1.080% to be repurchased at $713,518 on 07/03/17, collateralized by $742,693 U.S. Treasury Obligations with rates ranging from 0.000% - 1.875%, maturity dates ranging from 08/15/18 - 02/15/35, with a value of $727,723.	713,453	713,453
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/30/17 at 1.100% to be repurchased at $5,300,486 on 07/03/17, collateralized by $5,279,631 U.S. Treasury and Foreign Obligations with rates ranging from 1.375% - 4.500%, maturity dates ranging from 04/10/18 - 02/15/36, with a value of $5,406,001.	5,300,000	5,300,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/17 at 1.200% to be repurchased at $6,300,630 on 07/03/17, collateralized by $6,405,420 Foreign Obligations with rates ranging from 1.000% - 2.750%, maturity dates ranging from 06/11/19 - 07/27/26, with a value of $6,426,019.	6,300,000	6,300,000
Repurchase Agreement dated 06/15/17 at 1.550% to be repurchased at $1,000,775 on 07/03/17, collateralized by $217 U.S. Treasury Obligations at 1.625% due 08/31/19, and various Common Stock with a value of $1,111,824.	1,000,000	1,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/08/17 at 1.150% to be repurchased at $5,004,632 on 07/07/17, collateralized by $4,508,413 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $5,103,330.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/17 at 1.250% to be repurchased at $1,300,135 on 07/03/17, collateralized by $1,172,187 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 07/20/17 - 05/15/46, with a value of $1,326,866.	1,300,000	1,300,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.710% to be repurchased at $1,219,437 on 10/02/17, collateralized by various Common Stock with a value of $1,320,000.	1,200,000	1,200,000
Repurchase Agreement dated 04/24/17 at 1.710% to be repurchased at $1,511,471 on 10/02/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Schedule of Investments as of June 30, 2017 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Natixis New York Repurchase Agreement dated 06/30/17 at 1.340% to be repurchased at $9,001,005 on 07/03/17, collateralized by $17,946,556 U.S. Government Agency and Treasury Obligations with rates ranging from 0.125% - 8.125%, maturity dates ranging from 04/15/18 - 08/16/58, with a value of $9,181,069.	9,000,000	$9,000,000
Pershing LLC Repurchase Agreement dated 06/30/17 at 1.180% to be repurchased at $5,000,492 on 07/03/17, collateralized by $7,508,816 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 11.027%, maturity dates ranging from 07/14/17 - 04/20/67, with a value of $5,100,000.	5,000,000	5,000,000

		36,313,453

Time Deposits—1.4%
Australia New Zealand Bank 1.060%, 07/03/17	500,000	500,000
1.150%, 07/03/17	300,000	300,000
Landesbank Baden-Wuerttemberg 1.200%, 07/03/17	900,000	900,000
Shinkin Central Bank 1.330%, 07/25/17	3,500,000	3,500,000

Time Deposits—(Continued)
Standard Chartered plc 1.200%, 07/03/17	2,000,000	2,000,000

		7,200,000

Total Securities Lending Reinvestments (Cost $45,013,453)		45,013,438

Total Investments—109.8% (Cost $571,856,002) (d)		580,271,719
Other assets and liabilities (net)—(9.8)%		(51,748,699)

Net Assets—100.0%		$528,523,020

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2017, the market value of securities loaned was $44,060,302 and the collateral received consisted of cash in the amount of $45,013,453. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2017.
(d)	As of June 30, 2017, the aggregate cost of investments was $571,856,002. The aggregate unrealized appreciation and depreciation of investments were $15,073,341 and $(6,657,624), respectively, resulting in net unrealized appreciation of $8,415,717.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Schedule of Investments as of June 30, 2017 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$507,621,240	$—	$—	$507,621,240
Total Short-Term Investment*	—	27,637,041	—	27,637,041
Total Securities Lending Reinvestments*	—	45,013,438	—	45,013,438
Total Investments	$507,621,240	$72,650,479	$—	$580,271,719

Collateral for Securities Loaned (Liability)	$—	$(45,013,453)	$—	$(45,013,453)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets
Investments at value (a) (b)	$580,271,719
Receivable for:
Investments sold	2,069,793
Fund shares sold	24,830
Dividends and interest	574,093

Total Assets	582,940,435
Liabilities
Collateral for securities loaned	45,013,453
Payables for:
Investments purchased	8,803,243
Fund shares redeemed	56,106
Accrued Expenses:
Management fees	284,095
Distribution and service fees	35,160
Deferred trustees’ fees	115,782
Other expenses	109,576

Total Liabilities	54,417,415

Net Assets	$528,523,020

Net Assets Consist of:
Paid in surplus	$472,938,024
Undistributed net investment income	1,906,457
Accumulated net realized gain	45,262,822
Unrealized appreciation on investments	8,415,717

Net Assets	$528,523,020

Net Assets
Class A	$357,934,055
Class B	170,588,965
Capital Shares Outstanding*
Class A	30,287,823
Class B	14,456,670
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.82
Class B	11.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $571,856,002.
(b)	Includes securities loaned at value of $44,060,302.

Statement of Operations

Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (a)	$4,302,692
Interest	7,391
Securities lending income	134,957

Total investment income	4,445,040
Expenses
Management fees	1,905,590
Administration fees	8,496
Custodian and accounting fees	21,460
Distribution and service fees—Class B	216,430
Audit and tax services	20,657
Legal	18,248
Trustees’ fees and expenses	26,454
Shareholder reporting	17,453
Insurance	1,747
Miscellaneous	7,275

Total expenses	2,243,810
Less management fee waiver	(158,100)
Less broker commission recapture	(10,242)

Net expenses	2,075,468

Net Investment Income	2,369,572

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	53,683,077

Net change in unrealized depreciation on investments	(38,447,386)

Net realized and unrealized gain	15,235,691

Net Increase in Net Assets From Operations	$17,605,263

(a)	Net of foreign withholding taxes of $1,872.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,369,572	$6,592,169
Net realized gain (loss)	53,683,077	(3,878,613)
Net change in unrealized appreciation (depreciation)	(38,447,386)	65,985,832

Increase in net assets from operations	17,605,263	68,699,388

From Distributions to Shareholders
Net investment income
Class A	(4,695,368)	(3,868,144)
Class B	(1,824,934)	(1,436,159)
Net realized capital gains
Class A	0	(26,597,241)
Class B	0	(13,409,192)

Total distributions	(6,520,302)	(45,310,736)

Decrease in net assets from capital share transactions	(17,042,234)	(120,962,217)

Total decrease in net assets	(5,957,273)	(97,573,565)

Net Assets
Beginning of period	534,480,293	632,053,858

End of period	$528,523,020	$534,480,293

Undistributed net investment income
End of period	$1,906,457	$6,057,187

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Value	Shares	Value
Class A
Sales	11,619	$138,295	895,482	$9,045,827
Reinvestments	396,904	4,695,368	2,901,465	30,465,385
Redemptions	(1,050,437)	(12,520,544)	(13,456,247)	(152,036,031)

Net decrease	(641,914)	$(7,686,881)	(9,659,300)	$(112,524,819)

Class B
Sales	364,918	$4,326,009	736,920	$7,952,303
Reinvestments	154,524	1,824,934	1,415,191	14,845,351
Redemptions	(1,306,423)	(15,506,296)	(2,840,740)	(31,235,052)

Net decrease	(786,981)	$(9,355,353)	(688,629)	$(8,437,398)

Decrease derived from capital shares transactions		$(17,042,234)		$(120,962,217)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.59		$11.19	$16.34	$17.76	$14.05	$11.96

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.14 (b)	0.07	0.16	0.15	0.19
Net realized and unrealized gain (loss) on investments	0.33		1.28	(1.06)	1.84	4.32	2.01

Total from investment operations	0.39		1.42	(0.99)	2.00	4.47	2.20

Less Distributions
Distributions from net investment income	(0.16)		(0.13)	(0.15)	(0.15)	(0.18)	(0.11)
Distributions from net realized capital gains	0.00		(0.89)	(4.01)	(3.27)	(0.58)	0.00

Total distributions	(0.16)		(1.02)	(4.16)	(3.42)	(0.76)	(0.11)

Net Asset Value, End of Period	$11.82		$11.59	$11.19	$16.34	$17.76	$14.05

Total Return (%) (c)	3.34	(d)	13.60	(8.95)	13.57	32.95	18.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(e)	0.76	0.75	0.75	0.74	0.75
Net ratio of expenses to average net assets (%) (f)	0.71	(e)	0.75	0.75	0.75	0.74	0.75
Ratio of net investment income to average net assets (%)	0.98	(e)	1.27 (b)	0.53	0.98	0.95	1.45
Portfolio turnover rate (%)	141	(d)	145	95	85	112	81
Net assets, end of period (in millions)	$357.9		$358.4	$454.3	$525.1	$840.2	$643.9

	Class B
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.55		$11.16	$16.29	$17.72	$14.02	$11.94

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.11 (b)	0.04	0.11	0.11	0.16
Net realized and unrealized gain (loss) on investments	0.34		1.27	(1.06)	1.83	4.31	2.00

Total from investment operations	0.38		1.38	(1.02)	1.94	4.42	2.16

Less Distributions
Distributions from net investment income	(0.13)		(0.10)	(0.10)	(0.10)	(0.14)	(0.08)
Distributions from net realized capital gains	0.00		(0.89)	(4.01)	(3.27)	(0.58)	0.00

Total distributions	(0.13)		(0.99)	(4.11)	(3.37)	(0.72)	(0.08)

Net Asset Value, End of Period	$11.80		$11.55	$11.16	$16.29	$17.72	$14.02

Total Return (%) (c)	3.26	(d)	13.18	(9.12)	13.23	32.65	18.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(e)	1.01	1.00	1.00	0.99	1.00
Net ratio of expenses to average net assets (%) (f)	0.95	(e)	1.00	1.00	1.00	0.99	1.00
Ratio of net investment income to average net assets (%)	0.72	(e)	1.00 (b)	0.28	0.69	0.70	1.18
Portfolio turnover rate (%)	141	(d)	145	95	85	112	81
Net assets, end of period (in millions)	$170.6		$176.1	$177.8	$223.6	$215.2	$175.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Notes to Financial Statements—June 30, 2017 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) (formerly, MetLife Advisers, LLC), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio) (the “Portfolio”), which is diversified. On June 1, 2017, Wells Capital Management Incorporated succeeded Goldman Sachs Asset Management, L.P. as the subadvisers to the Portfolio and the name of the Portfolio was changed from the Goldman Sachs Mid Cap Value Portfolio to the Well Capital Management Mid Cap Value Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and life insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2017 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the

BHFTI-13

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Notes to Financial Statements—June 30, 2017—(Continued)

absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, distribution re-designations, adjustments to prior period accumulated balances and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to

BHFTI-14

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Notes to Financial Statements—June 30, 2017—(Continued)

resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2017, the Portfolio had direct investments in repurchase agreements with a gross value of $ 27,637,041. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $36,313,453. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2017 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2017 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2017.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2017, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTI-15

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Notes to Financial Statements—June 30, 2017—(Continued)

stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2017 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$721,942,721	$0	$752,334,196

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2017	% per annum	Average Daily Net Assets
$1,905,590	0.750%	First $200 million
	0.700%	Over $200 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Effective June 1, 2017, Wells Capital Management Incorporated (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio. Prior to June 1, 2017, Goldman Sachs Asset Management, L.P. was compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period June 1, 2017 to April 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $50 million
0.075%	On the next $50 million
0.100%	On the next $100 million
0.050%	On the next $300 million
0.100%	On amounts over $500 million

BHFTI-16

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Notes to Financial Statements—June 30, 2017—(Continued)

Prior to June 1, 2017 the Adviser had agreed, for the period October 1, 2016 to May 31, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $50 million
0.075%	On the next $150 million
0.050%	On the next $300 million
0.075%	On amounts over $500 million

Amounts waived for the six months ended June 30, 2017 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. On August 4, 2017, the distribution agreement between the Distributor and the Trust, dated March 6, 2017, terminated and was replaced with a substantially identical agreement as a result of a change of control of the Distributor, as described below under “Subsequent Events.” Prior to March 6, 2017, MetLife Investors Distribution Company, a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser at the time, was the Trust’s Distributor. The terms of all agreements are substantially identical. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2017 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2017 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Goldman Sachs & Co.	$51,884

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$21,448,269	$69,501,929	$23,862,467	$109,517,550	$45,310,736	$179,019,479

BHFTI-17

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Notes to Financial Statements—June 30, 2017—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$6,159,009	$—	$44,676,825	$(6,233,977)	$44,601,857

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had short-term accumulated capital losses of $5,253,253 and long-term accumulated capital losses of $980,724.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

9. Subsequent Events

On August 4, 2017, the separation of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers and the Distributor, from MetLife, Inc. was completed. On that date, the investment advisory agreements and distribution agreement under which Brighthouse Investment Advisers and the Distributor had served as investment adviser and distributor, respectively, of the Trust terminated and were replaced with substantially identical agreements with the same parties. Also on that date, the investment subadvisory agreement under which the Subadviser served as subadviser of the Portfolio terminated and was replaced with a substantially identical agreement with the same parties.

BHFTI-18

Brighthouse Funds Trust I

Results of Special Meeting of Shareholders

Wells Capital Management Mid Cap Value Portfolio (formerly Goldman Sachs Mid Cap Value Portfolio)

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	Total Shares Against/Withheld	Total Shares Abstain
42,099,735	1,406,338	3,455,592

Election of Trustees. The shareholders of the Portfolio elected Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

	Total Shares Voted For	Total Shares Against/Withheld
Stephen M. Alderman	43,752,245	3,209,420
Robert Boulware	43,669,724	3,291,941
Susan C. Gause	43,727,404	3,234,261
Nancy Hawthorne	43,770,838	3,190,827
Barbara A. Nugent	43,682,377	3,279,288
John Rosenthal	43,692,992	3,268,673
Linda B. Strumpf	43,630,928	3,330,737
Dawn M. Vroegop	43,642,615	3,319,051

BHFTI-19

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Board of Trustees’ Consideration of New Sub-Advisory Agreement

At an in-person meeting held on May 17-18, 2017 (the “May Meeting”), the Board of Trustees (the “Board”) of the Brighthouse Funds Trust I (the “Trust”) (formerly, Met Investors Series Trust), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the Trust’s new initial sub-advisory agreement (the “Agreement,”) with Brighthouse Investment Advisers, LLC (the “Adviser”) (formerly, MetLife Advisers, LLC) and the Wells Capital Management, Inc. (“WellsCap” or the “Sub-Adviser”), for the Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio), a series of the Trust (the “Portfolio”). The Board approved a new sub-adviser for the Portfolio, replacing Goldman Sachs Asset Management, L.P. with WellsCap under the new Agreement. WellsCap commenced serving as the Sub-Adviser on June 1, 2017.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser and the Sub-Adviser relating to the Portfolio, including comparative fee and expense information, composite performance information for the Portfolio’s proposed strategy, and other information regarding the nature, extent and quality of services to be provided by the Sub-Adviser under its Agreement. The Independent Trustees assessed a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees, and other information provided by, or at the direction of, the Adviser and the Sub-Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in executive session. Prior to voting to approve the Agreement at the May meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed initial approval of the Agreement. The Board received a presentation from the Adviser and Sub-Adviser regarding the Portfolio during the May Board meeting at which the representatives of the Adviser and Sub-Adviser responded to questions from the Independent Trustees. The Independent Trustees also discussed the proposed initial approval of the Agreement in executive session with their independent legal counsel at which no representatives of management were present.

Information furnished and reviewed specifically in connection with the approval process included, but was not limited to, a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees and performance of the proposed Sub-Adviser. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Sub-Adviser that the Sub-Adviser had prepared specifically for the approval process.

In considering whether to approve the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Sub-Adviser; (2) the Sub-Adviser’s personnel and operations; (3) the financial condition of the Sub-Adviser; (4) the level and method of computing the Portfolio’s proposed sub-advisory fees; (5) any “fall-out” benefits to the Adviser, the Sub-Adviser and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Adviser or their affiliates from the Adviser’s or Sub-Adviser’s relationship with the Trust); (6) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (7) fees paid by any comparable institutional and retail accounts; and (8) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Adviser’s affiliates. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the Portfolio.

Nature, extent and quality of services. With respect to the services to be provided by the Sub-Adviser, the Board considered, among other things, information provided to the Board by the Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed the Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted the Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff would conduct regular, periodic compliance reviews with the Sub-Adviser and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of the Sub-Adviser and procedures reasonably designed by the Sub-Adviser to help assure compliance with the federal securities laws, including best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of the Sub-Adviser. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolio.

BHFTI-20

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Board of Trustees’ Consideration of New Sub-Advisory Agreement—(Continued)

The Board considered the Sub-Adviser’s investment process and philosophy. The Board took into account that the Sub-Adviser’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed the Sub-Adviser’s brokerage policies and practices.

Performance. The Board took into account the investment strategy of the proposed Portfolio, and noted comparable performance information for the Wells Capital Management Mid Cap Value Portfolio strategy. The Board also considered how the Portfolio is designed to perform under a variety of market conditions. In addition, the Board took into account performance for the proposed strategy.

Fees and Expenses. The Board gave consideration to the proposed sub-advisory fees payable under the new Agreement. In addition, the Independent Trustees, with the assistance of JDL, also examined the proposed fees to be paid to WellsCap in light of fees paid to the previous sub-adviser and the method of computing the Portfolio’s proposed fee.

The Board noted that the sub-advisory fee for the Portfolio would be paid by the Adviser, not the Portfolio, out of the advisory fee, and that, in the case of the Sub-Adviser, which is unaffiliated with the Adviser, the Adviser negotiates the fee at arm’s length. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule as a result of the change of the sub-adviser and that the Adviser agreed to waive a portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective June 1, 2017. The Board further considered the amount of the sub-advisory fee to be paid out by the Adviser and the amount of the management fees that it would retain in light of the services performed by the Sub-Adviser and Adviser, respectively.

Profitability. Each year, in connection with the Board’s review of the advisory agreement with the Adviser, the Board considered the costs of the services provided and the profits realized by the Adviser from its relationship with the Portfolio. The Board did not consider the anticipated profitability to WellsCap from its subadvisory services to the Portfolio. The Board acknowledged the arms-length nature of the relationship between the Adviser and WellsCap with respect to the negotiation of the subadvisory fee rate on behalf of the Portfolio, and that the Adviser, and not the Portfolio, was responsible for paying the fee under the Agreement.

Economies of scale. The Board also considered the probable effect of the Portfolio’s growth in size on its performance and fees. The Board noted that the sub-advisory fee each contains breakpoints that reduce the advisory fee rate above specified asset levels. The Board also considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board also generally noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board noted management’s discussion of the Portfolio’s advisory fee structure.

Other factors. The Board considered other benefits that may be realized by the Sub-Adviser and its affiliates from their relationship with the Trust, including the opportunity to provide subadvisory services to additional portfolios of the Trust and reputational benefits.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Sub-Adviser’s affiliations and the services that are provided to the Trust, and the manner in which such conflicts were mitigated.

BHFTI-21

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio)

Board of Trustees’ Consideration of New Sub-Advisory Agreement

The separation (the “Separation”) of Brighthouse Investment Advisers, LLC (the “Adviser”) (formerly, MetLife Advisers, LLC) (the “Adviser”), the investment adviser to Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio) (the “Portfolio”), a series of Brighthouse Funds Trust I (the “Trust”) (formerly, Met Investors Series Trust), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of the Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Wells Capital Management, Inc. (“WellsCap” or the “Sub-Adviser”). At the May 17-18, 2017 meeting (the “May Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of the Portfolio (the “Independent Trustees”), approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) to take effect upon the automatic termination of the Sub-Advisory Agreement and based, in part, on information received by the Board at both its May Meeting and at its November 15-16, 2016 meeting (the “November Meeting”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreement, the Board considered the nature, quality and extent of the services to be provided by the Sub-Adviser under the Current Sub-Advisory Agreement and under the New Sub-Advisory Agreement. In approving the New Sub-Advisory Agreement, the Board considered its conclusions with respect to its approval of the Current Sub-Advisory Agreement, which was approved at the May Meeting. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the Current Sub-Advisory Agreement.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolio to continue receiving sub-advisory services from the Sub-Adviser following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreement, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreement.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreement and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Adviser to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreement, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreement without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the May Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreement. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreement, including fee rates, were fair and reasonable.

BHFTI-22

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)

under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST I

By:	/s/ Kristi Slavin
Kristi Slavin President and Chief Executive Officer

Date:	August 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin President and Chief Executive Officer

Date:	August 31, 2017

By:	/s/Peter H. Duffy
Peter H. Duffy Chief Financial Officer and Treasurer

Date:	August 31, 2017